UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-04878

SEI Institutional Managed Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: September 30, 2020

Date of reporting period: September 30, 2020

Item 1.	Reports to Stockholders.

September 30, 2020

 ANNUAL REPORT

  SEI Institutional Managed Trust

Large Cap Fund Large Cap Value Fund	Tax-Managed International Managed Volatility Fund
Large Cap Growth Fund	Real Estate Fund
Large Cap Index Fund	Core Fixed Income Fund
Tax-Managed Large Cap Fund	High Yield Bond Fund
S&P 500 Index Fund	Conservative Income Fund
Small Cap Fund	Tax-Free Conservative Income Fund
Small Cap Value Fund	Real Return Fund
Small Cap Growth Fund	Dynamic Asset Allocation Fund
Tax-Managed Small/Mid Cap Fund	Multi-Strategy Alternative Fund
Mid-Cap Fund	Multi-Asset Accumulation Fund
U.S. Managed Volatility Fund	Multi-Asset Income Fund
Global Managed Volatility Fund	Multi-Asset Inflation Managed Fund
Tax-Managed Managed Volatility Fund	Multi-Asset Capital Stability Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

September 30, 2020 (Unaudited)

To Our Shareholders

The fiscal year ending September 30, 2020, began with strong returns in the equity markets over the final months of 2019. After hitting all-time highs in February, concerns about the international spread of a novel coronavirus (COVID-19) dominated investor concerns, and by the end of March most equity indexes had fallen into bear-market territory. Plans to reopen economic activity and developments in the race for COVID-19 treatments encouraged investors in April and May; global financial markets rallied sharply amid renewed “risk-on” sentiment, with U.S. equity markets eclipsing their pre-pandemic peaks before the end of the fiscal year. Despite tension around a U.S.-China trade deal and ongoing Brexit concerns in late 2019, the lingering effects of COVID-19 demanded plenty of attention from investors.

The Federal Reserve (Fed) cut interest rates three times prior to March. Two off-cycle moves in February brought the federal-funds rate to near zero and were designed to bolster the economy in response to the economic threat posed by the coronavirus outbreak; the emergency actions were the first since the global financial crisis. Additionally, the Fed committed to purchasing unlimited amounts of Treasurys and established or renewed multiple facilities designed to support the economy.

Christine Lagarde succeeded Mario Draghi as European Central Bank (ECB) President in November. The ECB restarted its asset-purchase program in November with a monthly pace of €20 billion and stated it intends to continue to fully reinvest the principal payments from maturing securities purchased under the program. In response to COVID-19, the ECB announced a new quantitative easing (QE) package in March—the Pandemic Emergency Purchase Programme—amounting to €750 billion, which should bring total QE-related asset purchases to more than €1.3 trillion in 2020.

The Japanese yen, typically viewed as a safe-haven asset in “risk-off” environments, finished the period 2.5% higher against the U.S. dollar, while the Bank of Japan indicated it would continue a negative rate policy through 2023. The Chinese yuan finished the fiscal year up 5.3%; the currency rebounded from an 11-year low reached before the start of the fiscal year after a U.S.-China phase-one trade agreement was signed.

West Texas Intermediate crude-oil prices stayed mostly range-bound over the first quarter of the reporting period. From January onward, the commodity became a victim of an oil-production impasse between Saudi Arabia and Russia and travel restrictions that sapped usage due to the coronavirus pandemic. Between the high price toward the end of 2019 and the April lows, crude-oil prices fell over 80%. Record supply cuts and a pickup in global fuel demand toward the end of the reporting period helped drive a partial price recovery, and oil finished down over 25% for the 12-month period.

Geopolitical events

Market volatility accelerated in the first quarter of 2020 following concerns about COVID-19 and its eventual economic effect: as the outbreak spread from China to other countries, governments issued stay-at-home orders and initiated widespread lockdowns. Beyond the threat to public health, the outbreak and resulting containment measures evoked concerns about the potential halt to global economic activity. The official daily infection rate continued to trend generally higher, with over 33 million cases worldwide at the end of September, while in the U.S., the total recorded number of COVID-19-related deaths surpassed 200,000 by the end of September—out of about 1,000,000 total worldwide. Nevertheless, markets remained generally optimistic over the last half of the reporting period as forward-looking investors attempted to spot sources of encouragement.

At least 68 countries and territories postponed elections between February 21 and July 26, also citing concerns about COVID-19 containment, according to the Wall Street Journal; at least 49 countries and territories committed to holding their elections as scheduled. The U.S. residential election cycle formally progressed to its final phase before Election Day, as President Donald Trump accepted the Republican Party’s nomination and former Vice President Joe Biden accepted the Democratic Party’s nomination at their respective quadrennial conventions during August. The U.S. general election will proceed in early November.

The United States-Mexico-Canada trade agreement was ratified by all three countries in December and officially replaced the North American Free Trade Agreement on July 1. The Trump administration announced in September that it would not pursue a 10% tariff on U.S. imports of Canadian aluminum previously announced in August, as trade

SEI Institutional Managed Trust / Annual Report / September 30, 2020	1

LETTER TO SHAREHOLDERS (Continued)

September 30, 2020 (Unaudited)

is now expected to normalize in the coming months following high import levels earlier in 2020. President Trump and France’s President Emmanuel Macron successfully walked back threats of tariffs that originated with French plans for a digital tax that would have targeted U.S.-based multi-national technology companies. The prospect of a digital tax re-surfaced in other countries—including the U.K., Italy, Austria and Turkey—which prompted more threats of retailiatory tariffs by Treasury Secretary Steven Mnuchin. Sajid Javid, the UK’s former Chancellor of the Exchequer, disappointed Secretary Mnuchin by explaining during a joint interview in late January at the World Economic Forum that the U.K. would prioritize trade negotiations with the EU over a deal with the U.S.

China and the U.S. formalized a “phase one” trade deal in mid-January that offered tariff relief to China (via the reduction of existing tariffs and the delay of additional scheduled tariffs). In exchange, China committed to purchasing $200 billion in U.S. products over a two-year period; addressing its long-standing practice of forcing the transfer of intellectual property and technology to Chinese counterparts in exchange for access to the Chinese market; and promising to continue opening its financial-services industry to foreign investors. The tense U.S.-China relationship was stressed in May by a U.S. push for more transparency in the ownership of U.S.-listed Chinese companies and the U.S. government’s barring of certain Chinese securities from its retirement plans.

Under Boris Johnson, the UK’s Conservative Party consolidated its power in a mid-December election—winning a majority of seats in the House of Commons and gaining approval for Prime Minister Boris Johnson’s EU departure deal. The country officially left the EU at the end of January 2020, giving way to an 11-month transition period to negotiate terms of the future U.K.-EU relationship. Johnson emerged from his personal battle with COVID-19 in April, having been hospitalized in intensive care and temporarily deputizing Foreign Secretary Dominic Raab to fulfill his role while incapacitated.

Japan’s ruling Liberal Democratic Party selected Yoshihide Suga to succeed Prime Minister Shinzo Abe, who resigned in August due to health issues. Elsewhere in Asia, China-Taiwan tensions flared in September after a high-level U.S. government official’s visit to Taiwan; China was angered by what it saw as one of its territories assuming sovereignty by inappropriately conducting international diplomacy. Chinese planes made a show of force to coincide with the visit, prompting Taiwan to quickly mobilize its military jets. The island’s government had previously condemned nearby Chinese military drills as provocations. In Beijing, a military spokesman accused Taiwan’s ruling Democratic Progressive Party of “collusion” with the U.S., and said the U.S. is trying to “use Taiwan to control China.”

Economic performance

U.S. gross domestic product (GDP) grew 2.1% in the fourth quarter of 2019, driven by an increase in net trade but weakened by a sharp slowdown in consumer spending. The economy saw a decline of 5.0% in the first quarter of 2020, the largest drop since the global financial crisis, but reflected just two weeks of lockdowns that began across the country in March. The economy contracted by a worst-ever 31.4% in the second quarter, falling in all 50 states. The abrupt halt to the 10-year economic expansion came amid mandated lockdowns throughout most of the country.

The U.S. unemployment rate touched a 50-year low of 3.5% during the fiscal year before jumping as high as 14.7% in April and settling at 7.9% in the final reading; the number of Americans filing for initial unemployment benefits hit record numbers as many non-essential businesses were forced to close in the wake of the pandemic. The labor-force participation rate ended at 61.4%, down from 63.2% a year earlier. Average hourly earnings gained 4.7% over the fiscal year, as the increase in unemployment tended to hit lower-wage workers hardest.

Broad economic activity in the eurozone slowed to its weakest pace since records began in 1995 during the first quarter of 2020; the 13.6% annualized decline wiped away three years of growth in the area. The region officially fell into recession after a 40.3% contraction in the second quarter and far exceeded that in the U.S. as measures imposed to limit the spread of COVID-19 reflected the closing of everything from restaurants to factories. The magnitude and speed of the contraction solidified the case for continued accommodative policy by the ECB for some time.

The Bank of England’s Monetary Policy Committee cut its Bank Rate to 0.1% in March, the lowest in the 325-year history of its lending rate, during the fiscal year. It also announced a £200 billion asset-purchase program, mostly of government bonds, to be conducted at a monthly pace that will eclipse previous rounds of QE. Additionally, it launched a so-called funding-for-lending scheme to spur banks to lend to small- and medium-sized enterprises, as well as a commercial paper facility with no cap limit, both to be financed by central-bank reserves. Following its mid-

2	SEI Institutional Managed Trust / Annual Report / September 30, 2020

June meeting, the central bank announced that it would expand its stock of asset purchases to £745 billion. The U.K. economy shrank a record 19.8% seasonally-adjusted at annual rates through the second quarter of 2020; while the decline was less severe than originally thought, it was also the largest since records have been kept.

Japanese GDP contracted 7.2% in seasonally-adjusted annualized terms in the fourth quarter of 2019 as the country’s sales tax hike weakened consumer and business spending; an additional 2.2% decline in the first quarter of 2020 confirmed that Japan had fallen into recession for the first time in over four years. Japan’s economy contracted

28.1% in the second quarter as capital expenditures were hit hard by the pandemic. The Bank of Japan expanded monetary stimulus as pandemic pain worsened late in the period. Meanwhile, GDP in China shrank by 6.8% year-on-year and seasonally-adjusted in the first quarter of 2020, its worst pace in several decades, as consumer spending, exports and fixed-asset investments all were affected by the lockdowns in January and early February; a 3.2% gain in the second quarter came as restrictions eased and the country rolled out stimulus measures intended to aid the economy.

Market developments

The S&P 500 Index finished the fiscal year up 15.15%, despite falling over 30% from its peak on February 19, 2020, to the trough on March 23. Prior to the coronavirus onset, investors enjoyed the continuation of the modest U.S. economic expansion, reasonably strong corporate profitability and accommodative Fed monetary policy. Over the full reporting period, mega-cap stocks, a narrow group of companies with unusually large weights in the broad equity index, outperformed, and growth companies in the information technology sector generally led, while many value stocks underperformed. Commodity-sensitive stocks, particularly those within the energy sector, lagged the most.

U.S. large-cap stocks (Russell 1000® Index) finished the reporting period up 16.01%; small-cap stocks (Russell 2000® Index) were hit harder in the coronavirus-driven selloff, as investors tended to avoid smaller companies with lesser financial strength, and edged just 0.39% higher over the fiscal year.

Despite continued accommodative monetary policy from the ECB, European equities lagged, as fears over trade wars and COVID-19 grew. The MSCI Europe Index (Net) fell 0.79% in U.S. dollar terms and was 7.33% lower in euros; the euro finished up 6.68% versus the U.S. dollar for the period. The MSCI ACWI Index (Net), a proxy for global equities in both developed and emerging markets, climbed 10.44% in U.S. dollar terms.

Despite a strong rally over the second half of the year, the FTSE UK Series All-Share Index lost 12.30% in U.S. dollar terms over the full reporting period, while it fell 16.59% in sterling.

Emerging-market equities were higher. After gaining 9.56% in the final quarter of the fiscal year, the MSCI Emerging Markets Index (Net) finished the reporting period up 10.54% in U.S. dollar terms. U.S.-China trade news generally drove performance for the first three months; however, a rally after the U.S. and China agreed to a “phase-one” trade deal in January was wiped out until COVID-19 concerns in China began to decelerate.

Global government bonds outperformed global high-yield bonds as the escalation of COVID-19 hit the bond market’s most economically sensitive sectors the hardest. The global high-yield market, as measured by the ICE BofA Global High Yield Constrained Index, was 3.84% higher during the reporting period, while global government bonds, as measured by the Bloomberg Barclays Global Treasury Index, did better and climbed 5.84%.

A continuing theme for U.S. fixed-income markets was the inverted yield curve. The spread between 2-year and 5-year Treasurys yields was inverted early in the reporting period, as was the spread between 3-year and 5-year Treasurys. Notably, the spread between 3-month and 10-year rates was inverted for only the second time in about 12 years during the fiscal year, a signal of impending recession to some market watchers that occurred long before any knowledge of the pandemic. The differential reverted during the period and eventually stayed in positive territory from March onward.

Yields for 10-year U.S. government bonds ended the period down 99 basis points at 0.69%, after hitting an all-time low of 0.54% in March as investors rushed to “safe-haven” securities; 2-year yields declined during the fiscal year to finish down 150 basis points at 0.13%.

Inflation-sensitive assets, such as commodities and Treasury inflation-protected securities (TIPS), were mixed. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) finished down 8.20% over the full one-year period, after an oil-production impasse between Saudi Arabia and Russia created a downdraft in the

SEI Institutional Managed Trust / Annual Report / September 30, 2020	3

LETTER TO SHAREHOLDERS (Concluded)

September 30, 2020 (Unaudited)

oil market around the same time that demand contracted due to the coronavirus pandemic; the Bloomberg Barclays 1-10 Year US TIPS Index (USD) moved 7.75% higher during the reporting period.

U.S. investment-grade corporate debt was higher; the Bloomberg Barclays US Corporate Investment Grade Index returned 7.90% as investors remained eager to buy higher-yielding securities. U.S. asset- and mortgage-backed securities also managed to rise during the fiscal year.

Coronavirus concerns and the steep drop in global oil prices led to a declining outlook for economic growth in emerging markets; the JP Morgan Global Bond Index-Emerging Markets (GBI-EM) Global Diversified Index, which tracks local-currency-denominated EM bonds, declined 1.45% in U.S. dollar terms. The JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index, which tracks EM debt denominated in external currencies (such as the U.S. dollar), managed a 1.29% gain for the fiscal year.

Our view

It has already been an eventful and exhausting year, but we have a sense that the next few months could prove critical to the future course of the global economy and financial markets. Most countries were in V-shaped recovery mode during the third quarter, moving sharply off their low points in May and June. We assume that future lockdowns to contain COVID-19 outbreaks will be far more limited in scope. For developed countries, treatments have improved, vulnerable populations appear to be better-protected, and younger, generally healthier people are accounting for a much larger share of confirmed new cases.

But we doubt there will be a full return to normal economic behavior until safe and effective vaccines are introduced and distributed globally. The news on this score has been positive, and probably is a key reason for the continued buoyancy of equities and other risk assets. According to the World Health Organization, researchers were testing 38 vaccines in clinical trials at the end of September, while 93 more were in pre-clinical testing. Ten vaccines have been approved for large-scale efficacy and safety trials. We think it is realistic to assume that a few different vaccines will be generally available by this time next year, which means that social-distancing measures must still be followed well into 2021 and, most likely, into 2022.

There’s no disputing that U.S. economic activity remains far below normal. Although incomes are now recovering as more people get back to work, the lack of additional income support may drag down consumer spending as we head into the end of the year. Business sentiment appears to have bottomed, but the outlook remains sufficiently uncertain to keep us in a watch-and-wait mode. We would not be surprised to see the official U.S. unemployment rate move up in the months ahead as hard-hit industries eliminate jobs now that government support has run out.

In August, Fed Chairman Jerome Powell officially unveiled a new framework for conducting the central bank’s monetary policy. The Fed has decided to see how low the U.S. unemployment rate can get before it causes the inflation rate to exceed the 2% mark by a meaningful extent.

The FOMC’s own inflation projection does not envision a return to 2% inflation until the end of its forecast window in 2023, so it may be a long time before the federal-funds rate rises.

In our view, all that’s really left in the Fed’s monetary toolbox is quantitative easing, along with the provision of lifeline support to corporations as well as state and local governments through its various credit facilities. Monetization of debt will likely continue until the pandemic crisis is well past and the U.S. unemployment rate approaches its previous lows.

The U.S. presidential election will have a major impact on the economy and financial markets in the months and years ahead. Still, we firmly believe that it would be a mistake to pursue even a short-term investment strategy that necessitates accurately predicting: (1) the election winner; (2) the policies proposed by the newly inaugurated president; (3) the ways in which Congress will modify those proposals throughout the legislative process; or (4) the impact those new laws would have on the economy and financial markets.

Regardless of the election’s outcome, we assume that both candidates would see their platforms tempered before they’re put into practice. There is a high degree of institutional inertia, which is partly deliberate (constitutional checks and balances) and partly happenstance (increasing polarization of opinion in the country tends to favor a draw). While there could be some market volatility plausibly attributed to the election, it is usually best to pay strict attention to the fundamentals and to ignore the politics.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2020

The U.K. is undergoing its own unique political melodrama, with Prime Minister Boris Johnson facing a rebellion among his own backbenchers and intense criticism from senior Conservatives over his proposal to renege on the withdrawal treaty that would allow Northern Ireland to trade without border restrictions with Ireland and the rest of the EU. The move to abrogate the treaty, if successful, would almost certainly lead to a hard Brexit—a reversion to the World Trade Organization’s most-favored-nation trading rules with the EU. It also could breathe new life into the separatist movement in Northern Ireland itself, not to mention Scotland.

Prime Minister Johnson’s decision reflects his government’s frustration with EU negotiators. There are two main sticking points, one small (EU fishing industry demanding full access to U.K. waters) and one large (EU demanding the UK’s continued adherence to EU strictures on government financial assistance to private-sector businesses).

Obviously, a hard Brexit will not help matters. But the worst impact potentially will be sustained by financial companies and other service- producing entities, since World Trade Organization rules deal mostly with tradable goods. The increase in tariffs, for the most part, will be bearable once border-related issues are worked out. In the meantime, the U.K. and the rest of Europe are facing a second wave of COVID-19 that could turn what’s been a V-shaped recovery into something looking more like a W.

This year’s pandemic and postponement of the summer Olympics proved to be a bitter ending to Japanese Prime Minister Shinzo Abe’s record-breaking term in office. His push to lift Japan out of its deflationary spiral was somewhat successful. Prices mostly stopped declining in the aggregate, but there were few occasions when overall consumer-price inflation rose above 1%. Pandemic pressures have caused a return to outright deflation in recent months.

In our view, it is unlikely that radical changes will be made to the direction of policy under Japan’s new Prime Minister Yoshihide Suga. In the near-term, the priority will be on the response to the coronavirus; fiscal policy will remain quite expansionary. The Bank of Japan will continue to buy most of the government-issued bonds, along with other types of corporate debt and equity, as it has been doing as part of its Quantitative and Qualitative Easing program over the past four years.

The contrast of the big Asian stock markets versus other large emerging-market equities is dramatic. China’s strong gains can be chalked up to its rebound in economic activity. Although travel and other services are still constrained due to lingering concerns about the virus, infrastructure-related spending and manufacturing have experienced an almost-complete recovery to pre-pandemic levels. Investors seem to be unfazed by the deterioration in the US-China economic relationship or by the increasingly fraught diplomatic relations between China and other countries.

Emerging markets are already showing some good news. The price of raw industrials bottomed in early May, and have since enjoyed a sharp move higher. If industrial commodity prices advance in a sustained, multi-year fashion as they have in previous cycles, it’s a good bet that emerging-market corporate profits will also rise sharply.

Our optimism is somewhat tempered by the rising debt burden facing many emerging countries. Much of the increase in emerging-market debt has been tied to the corporate sector—especially in China, where private domestic, non-financial debt has reached an eye-watering 216% of GDP. Of more concern are the mostly small-to-medium-sized countries that are running current-account deficits and are too dependent on external hard-currency debt, or do not have the reserves to easily cover their debt service.

The actions of the world’s major central banks back in March, especially the Fed’s provision of U.S. dollar liquidity, have helped to ease the strain on the market for emerging-country debt. Governments and other official lenders, meanwhile, have granted loan forbearance to nearly 80 countries; it’s a tougher job to get private creditors to agree to do the same. Nonetheless, emerging-market sovereign yields on dollar-denominated debt have fallen back toward their previous record lows, more than reversing the spike endured in March, prior to the Fed’s rescue operations.

Sincerely,

William Lawrence, CFA

Head and Chief Investment Officer of Traditional Asset Management

SEI Institutional Managed Trust / Annual Report / September 30, 2020	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2020 (Unaudited)

Large Cap Fund

I. Objective

The Large Cap Fund (the “Fund”) seeks to provide long-term growth of capital and income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment philosophies and strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2020: Brandywine Global Investment Management, LLC (Brandywine), Ceredex Value Advisors LLC (Ceredex), Coho Partners, Ltd. (Coho), Fred Alger Management, Inc. (Alger), LSV Asset Management (LSV), Mar Vista Investment Partners, LLC (Mar Vista), and Parametric Portfolio Associates LLC (Parametric).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2020, the Large Cap Fund, Class F, returned 7.67%. The Fund’s benchmark—the Russell 1000® Index, tracks the performance of approximately 1,000 large- and mid-cap U.S. companies that are considered representative of the broad U.S. stock market —returned 16.01%.

IV. Performance Discussion

As noted in the shareholder letter, the economy and corporate earnings contracted during the fiscal year due to the COVID-19 pandemic that began in early 2020. Interest rates declined as central banks lowered rates amid expectations that inflation wouldn’t rise anytime in the near future. Among U.S. large-cap growth stocks, large gains were concentrated among the information technology and consumer discretionary sectors. Gains in growth-oriented stocks continued a long-term leadership trend within U.S. equities. The outperformance by large technology names helped the largest-capitalization portion of the Russell 1000® Index outperform medium-capitalization stocks within the benchmark during the reporting period.

The financials sector underperformed as investors grew increasingly concerned about the impact of the economy and interest rates on profitability within the sector. The energy sector fell significantly during the fiscal year as the demand for oil declined during the pandemic.

The outperformance of information technology and consumer discretionary stocks, along with the underperformance of the energy, financials and utilities sectors, were key drivers of return differences between value and growth portfolios.

The Fund’s greater emphasis on medium-capitalization stocks and value stocks, relative to the benchmark, was a performance headwind during the reporting period. An underweight to the information technology sector, and specifically the technology hardware industry, hurt the Fund’s relative performance. The Fund’s overweights to the energy and financials sectors further created headwinds for the Fund. Security selection within the consumer discretionary and communication services sectors also detracted. However, the Fund’s underweights to the utilities and real-estate sectors were beneficial.

LSV, one of the Fund’s value managers, underperformed significantly due to its medium-capitalization exposure and its substantial allocation to deep-value stocks, which lagged significantly during the fiscal year. The Fund’s other two value managers, Ceredex and Brandywine, also lagged due to style headwinds. One of the Fund’s stability managers, Coho, lagged as a result of poor security selection within the energy sector, as well as an underweight to technology and internet-related holdings. SIMC’s Factor Based Momentum strategy lagged slightly due to security selection within the information technology sector.

Alger, a momentum manager, outperformed due to its large allocation to the information technology sector, as well as favorable security selection within the consumer discretionary and health care sectors. Mar Vista, a stability manager, outperformed and benefited from an underweight to the energy sector and strong security selection within the real estate sector.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

6	SEI Institutional Managed Trust / Annual Report / September 30, 2020

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Large Cap Fund, Class F	7.67%	8.36%	10.56%	11.40%	11.18%

Large Cap Fund, Class Y	7.86%	8.61%	10.83%	11.55%	11.32%

Russell 1000® Index	16.01%	12.38%	14.09%	13.76%	13.47%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Fund, Class F and Class Y, versus the Russell 1000® Index

[1]

For the year ended 9/30/20. Past performance is no indication of future performance. Class F shares were offered beginning 9/30/09. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2020 (Unaudited)

Large Cap Value Fund

I. Objective

The Large Cap Value Fund (the “Fund”) seeks to provide long-term growth of capital and income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment philosophies and strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2020: Brandywine Global Investment Management, LLC (Brandywine), LSV Asset Management (LSV), Parametric Portfolio Associates LLC (Parametric) and Schafer Cullen Capital Management, Inc. (Schafer Cullen).

During the Fund’s fiscal year, AQR Capital Management, LLC (AQR), was removed from the Fund.

III. Returns

For the full year ended September 30, 2020, the Large Cap Value Fund, Class F, returned -9.96%. The Fund’s benchmark—the Russell 1000® Value Index, which tracks the performance of the large-cap value segment of the U.S. equity universe—returned -5.03%.

IV. Performance Discussion

As noted in the shareholder letter, the economy and corporate earnings contracted during the fiscal year due to the COVID-19 pandemic that began in early 2020. Interest rates declined as central banks lowered rates amid expectations that inflation wouldn’t rise anytime in the near future. Among U.S. value stocks, those of companies expected to experience substantial decreases in revenue tended to decline the most. These included oil producers, clothing retailers, REITs, and travel & leisure stocks.

The financials sector underperformed as investors grew increasingly concerned about the impact of the economy and interest rates on profitability within the sector. The health care, materials and information technology sectors appeared to be less vulnerable to the economic shocks of the pandemic and generally outperformed other sectors within the Russell 1000® Value Index. Stocks with lower valuation ratios underperformed relative to those with moderate valuation ratios. Larger-capitalization value stocks outperformed medium-capitalization value stocks.

The Fund’s greater emphasis on medium-capitalization stocks detracted from performance for the fiscal year. From a sector perspective, the Fund was positioned more favorably than the Russell 1000® Value Index and benefited from overweights to the health care, materials, and information technology sectors, as well as an underweight to the real-estate sector. Security selection within the consumer staples and financials sectors detracted due to holdings within the beverages and banking industries.

LSV underperformed significantly due to its medium-capitalization exposure and its substantial allocation to deep-value stocks, which declined more than other value stocks during the fiscal year. LSV’s overweight to the financials sector detracted. Schafer Cullen lagged to a lesser extent as its holdings in the banking, insurance and aerospace industries underperformed. The SIMC Factor Based Value strategy underperformed due to its tilt toward medium-capitalization stocks within the Russell 1000® Value Index. Prior to its termination from the Fund, AQR underperformed due to poor security selection within the financials and industrials sectors.

Brandywine outperformed the Russell 1000® Value Index and benefited from an overweight to and favorable security selection within the materials sector.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

8	SEI Institutional Managed Trust / Annual Report / September 30, 2020

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Large Cap Value Fund, Class F	-9.96%	-0.16%	5.31%	8.40%	7.91%

Large Cap Value Fund, Class I	-10.17%	-0.39%	5.07%	8.15%	7.63%

Large Cap Value Fund, Class Y	-9.76%	0.09%	5.56%	8.53%	7.96%

Russell 1000® Value Index	-5.03%	2.63%	7.66%	9.95%	9.09%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Value Fund, Class F, Class I and Class Y, versus the Russell 1000® Value Index

[1]

For the year ended 9/30/20. Past performance is no indication of future performance. Class F shares were offered beginning 10/3/94 and Class I shares were offered beginning 8/6/01. The performance of Class I shares prior to 8/6/01 is calculated using the performance of the fund’s Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 10/30/15. For periods prior to 10/30/15, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2020 (Unaudited)

Large Cap Growth Fund

I. Objective

The Large Cap Growth Fund (the “Fund”) seeks to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment philosophies and strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2020: Fiera Capital Inc. (Fiera), Fred Alger Management, Inc. (Alger), McKinley Capital Management, LLC (McKinley), and Parametric Portfolio Associates LLC (Parametric).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2020, the Large Cap Growth Fund, Class F, returned 34.07%. The Fund’s benchmark—the Russell 1000® Growth Index, which tracks the performance of the large-cap growth segment of the U.S. equity universe—returned 37.53%.

IV. Performance Discussion

As noted in the shareholder letter, the economy and corporate earnings contracted during the fiscal year due to the COVID-19 pandemic that began in early 2020. Interest rates declined as central banks lowered rates amid expectations that inflation wouldn’t rise anytime in the near future. Among U.S. large-cap growth stocks, large gains were concentrated among the information technology, consumer discretionary and communication services sectors. The outperformance by large technology names helped the largest-capitalization portion of the Russell 1000® Growth Index outperform medium-capitalization stocks within the benchmark during the reporting period.

The financials sector underperformed as investors became more concerned about the impact of the weak economy and low interest rates on profitability. The industrials sector lagged during the fiscal year as the pandemic caused traditional cyclical sectors to be out of favor. However, some non-cyclical sectors within the Russell 1000® Growth Index, such as health care and consumer staples, also lagged as they didn’t have rapid sales growth in common with the high flyers of the market environment.

The Fund’s greater emphasis on medium-capitalization stocks was a performance headwind during the reporting period. The Fund’s underweight to information technology, and the technology hardware industry in particular, also detracted. The Fund’s overweight to the financials sector further weakened relative returns. However, Fund underweights to the industrials and real-estate sectors were beneficial as those sectors lagged.

Fiera was the worst-performing manager and was hurt by an underweight to the information technology sector and an overweight to the financials sector. SIMC’s Factor Based Momentum strategy underperformed due to its tilts away from the largest-capitalization stocks and also underweights to some of the high-flying stocks of companies that had not yet been able to achieve favorable profit margins despite rapid sales growth rates. McKinley lagged due to negative security-selection effects within the health care and communication services sectors.

Alger, a momentum manager, outperformed due to its large allocation to the information technology sector, as well as favorable security selection within the consumer discretionary and health care sectors.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

10	SEI Institutional Managed Trust / Annual Report / September 30, 2020

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Large Cap Growth Fund, Class F	34.07%	19.65%	17.06%	14.94%	9.49%

Large Cap Growth Fund, Class I	33.75%	19.37%	16.80%	14.68%	9.18%

Large Cap Growth Fund, Class Y	34.39%	19.95%	17.35%	15.08%	9.54%

Russell 1000® Growth Index	37.53%	21.67%	20.10%	17.25%	10.79%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Growth Fund, Class F, Class I and Class Y, versus the Russell 1000® Growth Index

[1]

For the year ended 9/30/20. Past performance is no indication of future performance. Class F shares were offered beginning 12/20/94 and Class I shares were offered beginning 8/6/01. The performance of Class I shares prior to 8/6/01 is calculated using the performance of the fund’s Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 10/30/15. For periods prior to 10/30/15, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2020 (Unaudited)

Large Cap Index Fund

I. Objective

The Large Cap Index Fund (the “Fund”) seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The sole sub-advisor as of September 30, 2020, was SSGA Funds Management, Inc. (SSGA).

III. Returns

For the full year ended September 30, 2020, the Large Cap Index Fund, Class F, returned 15.67%. The Fund’s benchmark—the Russell 1000® Index, which tracks the performance of approximately 1,000 large- and mid-cap U.S. companies that are considered representative of the broad U.S. stock market —returned 16.01%.

IV. Performance Discussion

The Fund achieved its objective of tracking, before fees and expenses, the performance of the Russell 1000® Index.

While the fourth quarter of 2019 was a positive one for U.S. equities, the onset of the COVID-19 pandemic during the first quarter of 2020 was the largest driver of equity performance during the fiscal year. As noted in the shareholder letter, densely populated cities that make up a large percentage of the U.S. economy were forced into lockdowns to prevent the spread of the virus, and even rural areas of the country with less risk put containment measures in place. As a result, the U.S. economy and corporate earnings contracted during the fiscal year.

Despite this contraction, U.S. large-cap stocks rebounded sharply after the initial selloff in the first quarter of 2020, as investors saw initial stimulus action by the Federal Reserve and follow-up measures by the federal government as positive catalysts. In addition, some of the largest companies in the Russell 1000® Index actually benefited from the onset of the pandemic due to the growth in technology consumption as many individuals began working from home.

Among U.S. large-cap stocks, most of the gains were concentrated in the information technology and consumer discretionary sectors; those sectors contained most of the companies that grew as a result of the work-from-home trend. As noted in the shareholder letter, this continued a long-term run in U.S. equity leadership, and some of the gains in these stocks were purely due to investor preferences as their valuation levels continued to climb. Outperformance by large technology names also helped the largest-capitalization portion of the Russell 1000® Index outperform medium-capitalization stocks within the benchmark over the fiscal year.

Financials underperformed as investors became more concerned about the impact of the weak economy and low interest rates on profitability within the sector. The commitment from the Federal Reserve to keep interest rates at or near zero for as long as necessary was a particularly negative signal for banks in the minds of many investors, and as a result, the sector lagged. The energy sector fell significantly during the fiscal year as global demand for oil declined during the pandemic. While the sector did rebound from its lows in the first quarter of 2020 as demand began to climb again, investors remained concerned about the sustainability of the pre-pandemic demand and whether global consumption would ever climb to those levels again.

12	SEI Institutional Managed Trust / Annual Report / September 30, 2020

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized Inception to Date

Large Cap Index Fund, Class F	15.67%	8.79%

Russell 1000® Index	16.01%	7.57%

Comparison of Change in the Value of a $100,000

Investment in the Large Index Cap Fund, Class F versus the Russell 1000® Index

[1]

For the year ended 9/30/20. Past performance is no indication of future performance. Class F shares were offered beginning 1/31/18. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2020 (Unaudited)

Tax-Managed Large Cap Fund

I. Objective

The Tax-Managed Large Cap Fund (the “Fund”) seeks to provide high, long-term after-tax returns.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2020: Brandywine Global Investment Management, LLC (Brandywine), Coho Partners, Ltd. (Coho), Fiera Capital Inc. (Fiera), LSV Asset Management (LSV), Mar Vista Investment Partners, LLC (Mar Vista), Parametric Portfolio Associates LLC (Parametric) and Schafer Cullen Capital Management (Schafer Cullen).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2020, the Tax-Managed Large Cap Fund, Class F, returned 7.84%. The Fund’s benchmark—the Russell 1000® Index, which tracks the performance of the U.S. large-cap equity market—returned 16.01%.

IV. Performance Discussion

As noted in the shareholder letter, the economy and corporate earnings contracted during the fiscal year due to the COVID-19 pandemic that began in early 2020. Interest rates declined as central banks lowered rates amid expectations that inflation wouldn’t rise anytime in the near future. Among U.S. large-cap growth stocks, large gains were concentrated among the information technology and consumer discretionary sectors. Gains in growth-oriented stocks continued a long-term leadership trend within U.S. equities. The outperformance by large technology names helped the largest-capitalization portion of the Russell 1000® Index outperform medium-capitalization stocks within the benchmark during the reporting period.

The financials sector underperformed as investors became more concerned about the impact of the weak economy and low interest rates on profitability. The energy sector fell significantly during the fiscal year as the demand for oil declined during the pandemic. The outperformance of information technology and consumer discretionary stocks and the underperformance of the energy, financials and utilities sectors were key drivers of return differences between value and growth portfolios.

The Fund’s greater emphasis on medium-capitalization stocks and value stocks, relative to the benchmark, was a performance headwind during the reporting period. An underweight to the information technology sector, and specifically the technology hardware industry, hurt the Fund’s relative performance. The Fund’s overweights to the energy and financials sectors further created headwinds for the Fund. Security selection within the consumer discretionary and communication services sectors also detracted. However, the Fund’s underweights to the utilities and real-estate sectors were beneficial.

LSV, one of the Fund’s value managers, underperformed significantly due to its medium-capitalization exposure and its substantial allocation to deep-value stocks, which lagged significantly during the fiscal year. The Fund’s other two value managers, Schafer Cullen and Brandywine, fared somewhat better but still lagged due to their value orientation and associated exposure to the financials and energy sectors. One of the Fund’s stability managers, Coho, lagged as a result of poor security selection within the energy sector, as well as an underweight to technology and internet-related holdings.

Fiera, a stability manager, outperformed due to favorable security selection within the financials sector, although the manager’s underweight to the information technology sector detracted. MarVista also outperformed and benefited from its underweight to the energy sector and favorable security selection within the real-estate sector.

14	SEI Institutional Managed Trust / Annual Report / September 30, 2020

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Tax-Managed Large Cap Fund, Class F	7.84%	8.56%	10.41%	11.49%	5.93%

Tax-Managed Large Cap Fund, Class Y	8.11%	8.82%	10.69%	11.65%	6.00%

Russell 1000® Index	16.01%	12.38%	14.09%	13.76%	7.57%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Large Cap Fund, Class F and Class Y, versus the Russell 1000® Index

[1]

For the year ended 9/30/20. Past performance is no indication of future performance. Class F shares were offered beginning 3/5/98. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	15

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2020 (Unaudited)

S&P 500 Index Fund

I. Objective

The S&P 500 Index Fund (the “Fund”) seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The sole sub-advisor as of September 30, 2020, was SSGA Funds Management, Inc. (SSGA).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2020, the S&P 500 Index Fund, Class F, returned 14.82%. The Fund’s benchmark—the S&P 500 Index (Gross), which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market—returned 15.15%.

IV. Performance Discussion

The Fund achieved its objective of tracking, before fees and expenses, the performance of the S&P 500 Index.

While the fourth quarter of 2019 was a positive one for U.S. equities, the onset of the COVID-19 pandemic during the first quarter of 2020 was the largest driver of equity performance during the fiscal year. As noted in the shareholder letter, densely populated cities that make up a large percentage of the U.S. economy were forced into lockdowns to prevent the spread of the virus, and even rural areas of the country with less risk put containment measures in place. As a result, the U.S. economy and corporate earnings contracted during the fiscal year.

Despite this contraction, U.S. large-cap stocks rebounded sharply after the initial selloff in the first quarter of 2020, as investors saw initial stimulus action by the Federal Reserve and follow-up measures by the federal government as positive catalysts. In addition, some of the largest companies in the S&P 500 Index actually benefited from the onset of the pandemic due to the growth in technology consumption as many individuals began working from home.

Among U.S. large-cap stocks, most of the gains were concentrated in the information technology and consumer discretionary sectors; those sectors contained most of the companies that grew as a result of the work-from-home trend. As noted in the shareholder letter, this continued a long-term run in U.S. equity leadership, and some of the gains in these stocks were purely due to investor preferences as their valuation levels continued to climb. Outperformance by large technology names also helped the largest-capitalization portion of the S&P 500 Index outperform medium-capitalization stocks within the benchmark over the fiscal year.

Financials underperformed as investors became more concerned about the impact of the weak economy and low interest rates on profitability within the sector. The commitment from the Federal Reserve to keep interest rates at or near zero for as long as necessary was a particularly negative signal for banks in the minds of many investors, and as a result, the sector lagged. The energy sector fell significantly during the fiscal year as global demand for oil declined during the pandemic. While the sector did rebound from its lows in the first quarter of 2020 as demand began to climb again, investors remained concerned about the sustainability of pre-pandemic demand and whether global consumption would ever climb to those levels again.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

S&P 500 Index Fund, Class F	14.82%	11.99%	13.78%	13.34%	8.58%

S&P 500 Index Fund, Class I	14.37%	11.56%	13.42%	13.04%	8.45%

S&P 500 Index (Gross)	15.15%	12.28%	14.15%	13.74%	9.01%

16	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Comparison of Change in the Value of a $100,000

Investment in the S&P 500 Index Fund, Class F and Class I, versus the S&P 500 Index (Gross)

[1]

For the year ended 9/30/20. Past performance is not an indication of future performance. Class F shares were offered beginning 2/28/96. Class I shares were offered beginning 6/28/02. The performance of Class I shares prior to 6/28/02 is calculated using the performance of the fund’s Class F shares adjusted for the higher expenses of the Class I shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	17

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2020 (Unaudited)

Small Cap Fund

I. Objective

The Small Cap Fund (the “Fund”) seeks to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2020: Copeland Capital Management, LLC (Copeland), EAM Investors, LLC (EAM), Hillsdale Investment Management Inc. (Hillsdale), LMCG Investments, LLC (LMCG), Los Angeles Capital Management (LA Capital), Parametric Portfolio Associates LLC (Parametric) and Snow Capital Management L.P. (Snow).

During the period, Hillsdale Investment Management Inc. and Los Angeles Capital Management were added to the Fund, while Falcon Point Capital, LLC (Falcon Point), Rice Hall James & Associates, LLC (Rice Hall), and SIMC’s Factor Based Momentum strategy were removed from the Fund.

III. Returns

For the full year ended September 30, 2020, the Small Cap Fund, Class F, returned -2.60%. The Fund’s benchmark—the Russell 2000® Index, which tracks the performance of the U.S. small-cap equity market—returned 0.39%.

IV. Performance Discussion

The fiscal year ending September 30, 2020, was characterized by the global spread of COVD-19. Though the virus had been identified and had begun spreading from its point of origin—the city of Wuhan in the Hubei province of China—since the end of the 2019 calendar year, U.S. markets did not begin to react until the end of February, when domestic cases began to rise quickly. From this point, the market decline was the most rapid in history, and the Russell 2000 Index shed over 30% in the first quarter of 2020. Consumer discretionary stocks were among the hardest hit as shelter-in-place orders were rolled out across most of the country. Hotels, restaurants, airlines, and cruise lines sold off dramatically as social distancing put these industries in peril.

Energy more than doubled the losses of the index during the first three months of 2020, as oil prices cratered amid slumping demand and a price war initiated by Saudi Arabia and Russia. Oil had its worst day of trading since the Gulf War in 1991, and for a brief period, futures contracts for the commodity turned negative as concerns around storage capacity came to a fever pitch. This was only compounded by the steep decline in global travel and commerce.

As noted in the shareholder letter, the Federal Reserve (Fed) fired its “bazookas” in response to the turmoil, slashing the federal-funds rate to near zero in an emergency session; the central bank further instituted a trillion dollar repo program to shore up liquidity. The Fed also revealed its Commercial Paper Funding Facility to purchase corporate bonds, a measure last seen in the global financial crisis. Additionally, Congress passed the largest-ever stimulus package, which provided $2 trillion in funding to corporations, state and local governments, direct payments to American citizens, and healthcare providers. The first series of new jobless claims following the mandatory closures of many businesses across the country topped 3 million, dwarfing all previous records, and subsequent reports were not materially better.

During the second quarter of 2020, there was a near complete reversal of the previous quarter’s disastrous market performance as lockdown restrictions eased across several U.S. states. Investor exuberance led to a “risk-on” atmosphere and was further buoyed by an unexpected drop in the unemployment rate in May, pushing many major equity indexes up by at least 20%. Areas of the market that had been especially impacted by the events of the previous quarter surged into a position of market leadership, with consumer discretionary and energy outperforming, while defensive sectors and banks lagged.

On the whole, investor preferences shifted from being unilaterally risk-averse in the first quarter of 2020 (as lock-down measures took effect), to being more risk-driven in concert with either fiscal or monetary stimulus from Congress or the Federal Reserve. Large-cap technology stocks seemed to be the new defensive haven as growth remained in vogue both into and through the market decline, only showing some relative weakness during the last month of the reporting period. Value remained out of favor, with only brief glimmers of outperformance. Investors seemed to factor in the extraordinary measures the Fed was willing to take to provide a backstop for markets amid the crisis, as factors like valuation and profitability failed to materially outperform the broader Russell 2000 Index.

18	SEI Institutional Managed Trust / Annual Report / September 30, 2020

The Fund underperformed its benchmark during the fiscal year due to weak stock selection within the health care, consumer discretionary and industrials sectors. An underweight to health care also detracted. Selection in financials and an underweight to real estate contributed, although not enough to overcome the detractors.

LMCG was the largest detractor over the period as the manager’s value and low-volatility biases both faced headwinds. Specifically, the manager was hurt by an underweight to health care. Copeland also detracted. The manager was challenged by an underweight to and selection within health care.

EAM was the top contributor as price momentum was the most consistent performing factor over the reporting period. This was a result of selection within information technology and financials, as well as an overweight to health care.

During the year, Rice Hall, Falcon Point, and SIMC’s Factor Based Momentum strategy were terminated from the Fund. They were replaced by Hillsdale’s quantitative momentum strategy and LA Capital’s micro-cap multifactor quantitative strategy. Rice Hall and Falcon Point both benefited from growth biases but faced headwinds due to their valuation sensitivity. SIMC’s Factor Based Momentum strategy detracted due to poor selection within the healthcare and financials sectors. During its time in the Fund, Hillsdale detracted due to its underweight and selection within the healthcare and consumer discretionary sectors; LA Capital contributed as its quantitative strategy benefited during the strong rally that followed the initial market selloff during the first quarter of 2020.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Small Cap Fund, Class F	-2.60%	0.12%	4.33%	7.54%	7.91%

Small Cap Fund, Class Y	-2.23%	0.39%	4.60%	7.70%	8.05%

Russell 2000® Index	0.39%	1.77%	8.00%	9.85%	10.17%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Fund, Class F and Class Y, versus the Russell 2000® Index

[1]

For the year ended 9/30/20. Past performance is not an indication of future performance. Class F shares were offered beginning 9/30/09. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	19

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2020 (Unaudited)

Small Cap Value Fund

I. Objective

The Small Cap Value Fund (the “Fund”) seeks to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2020: Cardinal Capital Management, L.L.C. (Cardinal), LSV Asset Management (LSV), Parametric Portfolio Associates LLC (Parametric) and Snow Capital Management, L.P. (Snow).

No manager changes were made during the Fund’s fiscal year.

Returns

For the full year ended September 30, 2020, the Small Cap Value Fund, Class F, returned -16.03%. The Fund’s benchmark—the Russell 2000® Value Index, which tracks the performance of the small-cap value segment of the U.S. equity universe—returned -14.88%.

III. Performance Discussion

The fiscal year ending September 30, 2020, was characterized by the global spread of COVD-19. Though the virus had been identified and had begun spreading from its point of origin—the city of Wuhan in the Hubei province of China—since the end of the 2019 calendar year, U.S. markets did not begin to react until the end of February, when domestic cases began to rise quickly. From this point, the market decline was the most rapid in history, and the Russell 2000® Value Index shed over 30% in the first quarter of 2020. Consumer discretionary stocks were among the hardest hit as shelter-in-place orders were rolled out across most of the country. Hotels, restaurants, airlines, and cruise lines, in particular, sold off dramatically as social distancing put these industries in peril.

Energy more than doubled the losses of the index during the first three months of 2020, as oil prices cratered amid slumping demand and a price war initiated by Saudi Arabia and Russia. Oil had its worst day of trading since the Gulf War in 1991, and for a brief period, futures contracts for the commodity turned negative as concerns around storage capacity came to a fever pitch. This was only compounded by the steep decline in global travel and commerce.

As noted in the shareholder letter, the Federal Reserve (Fed) fired its “bazookas” in response to the turmoil, slashing the federal-funds rate to near zero in an emergency session; the central bank further instituted a trillion dollar repo program to shore up liquidity. The Fed also revealed its Commercial Paper Funding Facility to purchase corporate bonds, a measure last seen in the global financial crisis. Additionally, Congress passed the largest-ever stimulus package, which provided $2 trillion in funding to corporations, state and local governments, direct payments to American citizens, and healthcare providers. The first series of new jobless claims following the mandatory closures of many businesses across the country topped 3 million, dwarfing all previous records, and subsequent reports were not materially better.

During the second quarter of 2020, there was a near complete reversal of the previous quarter’s disastrous market performance as lockdown restrictions eased across several U.S. states. Investor exuberance led to a “risk-on” atmosphere and was further buoyed by an unexpected drop in the unemployment rate in May, pushing many major equity indexes up by at least 20%. Areas of the market that had been especially impacted by the events of the previous quarter surged into a position of market leadership, with consumer discretionary and energy outperforming, while defensive sectors and banks lagged.

On the whole, investor preferences shifted from being unilaterally risk-averse in the first quarter of 2020 (as lock-down measures took effect), to being more risk-driven in concert with either fiscal or monetary stimulus from Congress or the Federal Reserve. Large-cap technology stocks seemed to be the new defensive haven as growth remained in vogue both into and through the market decline, only showing some relative weakness during the last month of the reporting period. Value remained out of favor, with only brief glimmers of outperformance. Investors seemed to factor in the extraordinary measures the Fed is willing to take to provide a backstop for markets amid the crisis, as factors like valuation and profitability failed to materially outperform the broader small-cap indexes.

The Fund underperformed its benchmark during the fiscal year due to poor stock selection within real estate, consumer discretionary and information technology (although this was largely offset by an overweight to the sector). An underweight to financials, selection in materials, and an underweight to energy contributed, although not by enough to overcome the detractors.

20	SEI Institutional Managed Trust / Annual Report / September 30, 2020

LSV was the largest detractor on a manager basis as its systematic, deep-value strategy faced steep style headwinds, particularly in real estate and financials. Cardinal moderately detracted from Fund performance as the manager faced headwinds to its stability bias.

Snow, despite also having a strong value bias, managed to overcome value headwinds through strong stock selection, mainly by rotating into consumer discretionary stocks after the market decline and participating as the sector returned to favor. SIMC’s Factor Based Value strategy’s overweight to health care contributed.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Small Cap Value Fund, Class F	-16.03%	-6.76%	0.90%	5.28%	8.03%

Small Cap Value Fund, Class I	-16.20%	-6.96%	0.68%	5.05%	7.73%

Small Cap Value Fund, Class Y	-15.80%	-6.53%	1.15%	5.42%	8.09%

Russell 2000® Value Index	-14.88%	-5.13%	4.11%	7.09%	8.94%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Value Fund, Class F, Class I and Class Y, versus the Russell 2000® Value Index

[1]

For the year ended 9/30/20. Past performance is no indication of future performance. Class F shares were offered beginning 12/20/94 and Class I shares were offered beginning 2/11/02. Class I shares performance for the period prior to 2/11/02 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 10/30/15. For periods prior to 10/30/15, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that

Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	21

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2020 (Unaudited)

Small Cap Growth Fund

I. Objective

The Small Cap Growth Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisers are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2020: ArrowMark Colorado Holdings, LLC (ArrowMark), EAM Investors, LLC (EAM), Jackson Creek Investment Advisory, LLC (fka 361 Capital LLC) (Jackson Creek), and Parametric Portfolio Associates LLC (Parametric).

During the period, Falcon Point Capital, LLC (Falcon Point) was removed from the Fund.

III. Returns

For the full year ended September 30, 2020, the Small Cap Growth Fund, Class F, returned 5.68%. The Fund’s benchmark—the Russell 2000® Growth Index, which tracks the performance of the small-cap growth segment of the U.S. equity universe—returned 15.71%.

IV. Performance Discussion

The fiscal year ending September 30, 2020, was characterized by the global spread of COVD-19. Though the virus had been identified and had begun spreading from its point of origin—the city of Wuhan in the Hubei province of China—since the end of the 2019 calendar year, U.S. markets did not begin to react until the end of February, when domestic cases began to rise quickly. From this point, the market decline was the most rapid in history, and the Russell 2000® Growth Index shed over 25% in the first quarter of 2020. Consumer discretionary stocks were among the hardest hit as shelter-in-place orders were rolled out across most of the country. Hotels, restaurants, airlines, and cruise lines sold off dramatically as social distancing put the industries in peril.

Energy more than doubled the losses of the index during the first three months of 2020, as oil prices cratered amid slumping demand and a price war initiated by Saudi Arabia and Russia. Oil had its worst day of trading since the Gulf War in 1991, and for a brief period, futures contracts for the commodity turned negative as concerns around storage capacity came to a fever pitch. This was only compounded by the steep decline in global travel and commerce.

As noted in the shareholder letter, the Federal Reserve (Fed) fired its “bazookas” in response to the turmoil, slashing the federal-funds rate to near zero in an emergency session; the central bank further instituted a trillion dollar repo program to shore up liquidity. The Fed also revealed its Commercial Paper Funding Facility to purchase corporate bonds, a measure last seen in the global financial crisis. Additionally, Congress passed the largest-ever stimulus package, which provided $2 trillion in funding to corporations, state and local governments, direct payments to American citizens, and healthcare providers. The first series of new jobless claims following the mandatory closures of many businesses across the country topped 3 million, dwarfing all previous records, and subsequent reports were not materially better.

During the second quarter of 2020, there was a near complete reversal of the previous quarter’s disastrous market performance as lockdown restrictions eased across several U.S. states. Investor exuberance led to a “risk-on” atmosphere and was further buoyed by an unexpected drop in the unemployment rate in May, pushing many major equity indexes up by at least 20%. Areas of the market that had been especially impacted by the events of the previous quarter surged into a position of market leadership, with consumer discretionary and energy outperforming, while defensive sectors and banks lagged.

On the whole, investor preferences shifted from being unilaterally risk-averse in the first quarter of 2020 (as lock-down measures took effect), to being more risk-driven in concert with either fiscal or monetary stimulus from Congress or the Federal Reserve. Large-cap technology stocks seemed to be the new defensive haven as growth remained in vogue both into and through the market decline, only showing some relative weakness during the last month of the reporting period. Value remained out of favor, with only brief glimmers of outperformance. Investors seemed to factor in the extraordinary measures the Fed is willing to take to provide a backstop for markets amid the crisis, as factors like valuation and profitability failed to materially outperform the broader Russell 2000® Index.

The Fund underperformed its benchmark during this period, and the predominant headwind was the success of lower-quality, richly-valued companies. Stocks that exhibited these characteristics outperformed for most of the reporting period, even during the rapid market decline. Specifically, the Fund suffered from poor

22	SEI Institutional Managed Trust / Annual Report / September 30, 2020

selection and an underweight to biotechnology stocks, a haven for these types of companies. Selection within industrials and consumer discretionary were also large detractors.

Jackson Creek was the largest detractor over the period, mostly due to selection in health care and financials. SIMC’s Factor Based Momentum strategy also detracted and was hurt by its underweight to and selection within healthcare.

During the fiscal year, Falcon Point was removed from the Fund and most of its capital was reallocated to EAM. EAM was the only manager to contribute and benefited from strong selection within healthcare and information technology.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Small Cap Growth Fund, Class F	5.68%	4.46%	8.08%	10.37%	8.76%

Small Cap Growth Fund, Class I	5.44%	4.19%	7.81%	10.09%	8.45%

Small Cap Growth Fund, Class Y	5.97%	4.71%	8.35%	10.51%	8.81%

Russell 2000® Growth Index	15.71%	8.18%	11.42%	12.34%	8.04%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Growth Fund, Class F, Class I and Class Y, versus the Russell 2000® Growth Index

[1]

For the year ended 9/30/20. Past performance is not an indication of future performance. Class F shares were offered beginning 4/20/92 and Class I shares were offered beginning 8/6/01. Class I shares performance for the period prior to 8/6/01 is derived from the performance of Class F shares adjusted for the higher expenses of Class I shares. Class Y shares were offered beginning 10/30/15. For periods prior to 10/30/15, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	23

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2020 (Unaudited)

Tax-Managed Small/Mid Cap Fund

I. Objective

The Tax-Managed Small/Mid Cap Fund (the “Fund”) seeks to provide high, long-term after-tax returns.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisers are managed directly by SIMC. The Fund utilized the following sub-advisers during the fiscal year ending September 30, 2020: Cardinal Capital Management L.L.C. (Cardinal), Hillsdale Investment Management Inc. (Hillsdale), Martingale Asset Management, LP (Martingale), Parametric Portfolio Associates LLC (Parametric), Rice Hall James and Associates, LLC (Rice Hall) and Snow Capital Management, L.P. (Snow).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2020, the Tax-Managed Small/Mid Cap Fund, Class F, returned -5.47%. The Fund’s benchmark—the Russell 2500® Index, which tracks the performance of the small- to mid-cap segment of the U.S. equity universe—returned 2.22%.

IV. Performance Discussion

The fiscal year ending September 30, 2020, was characterized by the global spread of COVD-19. Though the virus had been identified and had begun spreading from its point of origin—the city of Wuhan in the Hubei province of China—since the end of the 2019 calendar year, U.S. markets did not begin to react until the end of February, when domestic cases began to rise quickly. From this point, the market decline was the most rapid in history, and the Russell 2500® Index shed about 30% in the first quarter of 2020. Consumer discretionary stocks were among the hardest hit as shelter-in-place orders were rolled out across most of the country. Hotels, restaurants, airlines, and cruise lines, in particular, sold off dramatically as social distancing put these industries in peril.

Energy more than doubled the losses of the index during the first three months of 2020, as oil prices cratered amid slumping demand and a price war initiated by Saudi Arabia and Russia. Oil had its worst day of trading since the Gulf War in 1991, and for a brief period, futures contracts for the commodity turned negative as concerns around storage capacity came to a fever pitch. This was only compounded by the steep decline in global travel and commerce.

As noted in the shareholder letter, the Federal Reserve (Fed) fired its “bazookas” in response to the turmoil, slashing the federal-funds rate to near zero in an emergency session; the central bank further instituted a trillion dollar repo program to shore up liquidity. The Fed also revealed its Commercial Paper Funding Facility to purchase corporate bonds, a measure last seen in the global financial crisis. Additionally, Congress passed the largest-ever stimulus package, which provided $2 trillion in funding to corporations, state and local governments, direct payments to American citizens, and healthcare providers. The first series of new jobless claims following the mandatory closures of many businesses across the country topped 3 million, dwarfing all previous records, and subsequent reports were not materially better.

During the second quarter of 2020, there was a near complete reversal of the previous quarter’s disastrous market performance as lockdown restrictions eased across several U.S. states. Investor exuberance led to a “risk-on” atmosphere and was further buoyed by an unexpected drop in the unemployment rate in May, pushing many major equity indexes up by at least 20%. Areas of the market that had been especially impacted by the events of the previous quarter surged into a position of market leadership, with consumer discretionary and energy outperforming, while defensive sectors and banks lagged.

On the whole, investor preferences shifted from being unilaterally risk-averse in the first quarter of 2020 (as lock-down measures took effect), to being more risk-driven in concert with either fiscal or monetary stimulus from Congress or the Federal Reserve. Large-cap technology stocks seemed to be the new defensive haven as growth remained in vogue both into and through the market decline, only showing some relative weakness during the last month of the reporting period. Value remained out of favor, with only brief glimmers of outperformance. Investors seemed to factor in the extraordinary measures the Fed is willing to take to provide a backstop for markets amid the crisis, as factors like valuation and profitability failed to materially outperform the broader small-cap indexes.

The Fund underperformed its benchmark during the fiscal year due to weak stock selection within the information technology, health care and industrials sectors. An underweight to health care detracted as

24	SEI Institutional Managed Trust / Annual Report / September 30, 2020

well. Selection in materials and communication services contributed, although not by enough to overcome the detractors.

Martingale was the worst-performing manager as its low-volatility investment style had a challenging period. Martingale underperformed during the market decline as stock correlations rose and the benefit of owning less-volatile stocks eroded. It trailed in the subsequent “risk-on” environment as markets rallied. Specifically, the manager struggled with selection in health care and information technology. An overweight to utilities detracted as well. Cardinal also faced style headwinds with its valuation bias. Most of the manager’s underperformance stemmed from selection, especially in technology and financials. An underweight to health care also detracted.

Rice Hall contributed and was aided by sector positioning in health care, real estate, and financials. Selection in communication services also helped.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Tax-Managed Small/Mid Cap Fund, Class F	-5.47%	0.02%	4.89%	8.27%	5.91%

Tax-Managed Small/Mid Cap Fund, Class Y	-5.20%	0.26%	5.13%	8.41%	5.98%

Russell 2500® Index	2.22%	4.45%	8.97%	10.81%	8.11%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Small/Mid Cap Fund, Class F and Class Y, versus the Russell 2500® Index

[1]

For the year ended 9/30/20. Past performance is no indication of future performance. Class F shares were offered beginning 10/31/00. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	25

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2020 (Unaudited)

Mid-Cap Fund

I. Objective

The Mid-Cap Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The sole sub-advisor as of September 30, 2020, was Quantitative Management Associates LLC (QMA).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2020, the Mid-Cap Fund, Class F, returned -2.87%. The Fund’s benchmark—the Russell Midcap® Index, which tracks the performance of the mid-cap segment of the U.S. equity universe—returned 4.55%.

IV. Performance Discussion

The fiscal year ending September 30, 2020, was characterized by the global spread of COVD-19. Though the virus had been identified and had begun spreading from its point of origin—the city of Wuhan in the Hubei province of China—since the end of the 2019 calendar year, U.S. markets did not begin to react until the end of February, when domestic cases began to rise quickly. From this point, the market decline was the most rapid in history, and the Russell Midcap® Index shed about 27% in the first quarter of 2020. Consumer discretionary stocks were among the hardest hit as shelter-in-place orders were rolled out across most of the country. Hotels, restaurants, airlines, and cruise lines, in particular, sold off dramatically as social distancing put these industries in peril.

Energy more than doubled the losses of the index during the first three months of 2020, as oil prices cratered amid slumping demand and a price war initiated by Saudi Arabia and Russia. Oil had its worst day of trading since the Gulf War in 1991, and for a brief period, futures contracts for the commodity turned negative as concerns around storage capacity came to a fever pitch. This was only compounded by the steep decline in global travel and commerce.

As noted in the shareholder letter, the Federal Reserve (Fed) fired its “bazookas” in response to the turmoil, slashing the federal-funds rate to near 0% in an emergency session; the central bank further instituted a trillion dollar repo program to shore up liquidity. The Fed also revealed its Commercial Paper Funding Facility to purchase corporate bonds, a measure last seen in the global financial crisis. Additionally, Congress passed the largest-ever stimulus package, which provided $2 trillion in funding to corporations, state and local governments, direct payments to American citizens, and healthcare providers. The first series of new jobless claims following the mandatory closures of many businesses across the country topped 3 million, dwarfing all previous records, and subsequent reports were not materially better.

During the second quarter of 2020, there was a near complete reversal of the previous quarter’s disastrous market performance as lockdown restrictions eased across several U.S. states. Investor exuberance led to a “risk-on” atmosphere and was further buoyed by an unexpected drop in the unemployment rate in May, pushing many major equity indexes up by at least 20%. Areas of the market that had been especially impacted by the events of the previous quarter surged into a position of market leadership, with consumer discretionary and energy outperforming, while defensive sectors and banks lagged.

On the whole, investor preferences shifted from being unilaterally risk-averse in the first quarter of 2020 (as lock-down measures took effect), to being more risk-driven in concert with either fiscal or monetary stimulus from Congress or the Federal Reserve. Large-cap technology stocks seemed to be the new defensive haven as growth remained in vogue both into and through the market decline, only showing some relative weakness during the last month of the reporting period. Value remained out of favor, with only brief glimmers of outperformance. Investors seemed to factor in the extraordinary measures the Fed is willing to take to provide a backstop for markets amid the crisis, as factors like valuation and profitability failed to materially outperform the broader small-cap indexes.

The Fund underperformed its benchmark during the fiscal year, as QMA, the Fund’s sole manager, struggled due to security selection within information technology and health care, which was only marginally mitigated by positive positioning in those sectors. Selection within industrials and consumer staples also detracted.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

26	SEI Institutional Managed Trust / Annual Report / September 30, 2020

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Mid-Cap Fund, Class F	-2.87%	2.20%	7.43%	10.17%	9.34%

Mid-Cap Fund, Class I	-3.13%	1.96%	7.20%	9.92%	9.05%

Mid-Cap Fund, Class Y	-2.61%	2.46%	7.71%	10.31%	9.39%

Russell Midcap® Index	4.55%	7.13%	10.13%	11.76%	10.70%

Comparison of Change in the Value of a $100,000 Investment in the Mid-Cap Fund, Class F, Class I and Class Y, versus the Russell Midcap® Index

[1]

For the year ended 09/30/20. Past performance is not indication of future performance. Class F shares were offered beginning 2/16/93 and Class I shares were offered beginning 10/01/07. Class I shares performance for the period prior to 10/01/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I Shares. Class Y shares were offered beginning 10/30/15. For periods prior to 10/30/15, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	27

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2020 (Unaudited)

U.S. Managed Volatility Fund

I. Objective

The U.S. Managed Volatility Fund (the “Fund”) seeks to provide capital appreciation with less volatility than the broad U.S. equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2020: LSV Asset Management (LSV) and Wells Capital Management, Inc. (Wells).

No manager changes were made during the Fund’s fiscal period.

III. Returns

For the full year ended September 30, 2020, the U.S. Managed Volatility Fund, Class F, returned -4.87%. The Fund’s benchmark—the Russell 3000® Index, which tracks the performance of 3,000 of the largest U.S.-traded stocks—returned 15.00%.

IV. Performance Discussion

The 12 months ending September 30, 2020, saw an unprecedented bout of market volatility caused by the COVID-19 outbreak. As noted in the shareholder letter, tight lockdown restrictions helped curb the spread of the virus as the pandemic paralyzed economic activity, sending the U.S. equity market into bear-market territory in March. Later in the period, extensive government stimulus measures and a quick reopening of many local economies prompted a strong market recovery and pushed most major U.S. equity indexes back to new highs. Overall, markets were driven by growth themes and the concentrated outperformance of U.S. mega-cap technology companies, while value themes and classic defensives lagged in a strong risk rally.

This year was particularly challenging for low-volatility investing. Unusually, low-volatility strategies did not provide the expected degree of downside mitigation in a period of market stress. The pandemic-related selloff did not resemble a recessionary environment. Given the unique nature of the crisis, investors favored the least exposed areas of the market to virus-related themes, regardless of sensitivity to the economic cycle. Market dynamics translated into mixed performances at the sector level; information technology and healthcare posted stellar returns alongside rebounding retailers, while energy, financials and utilities underperformed. Energy was the worst-performing sector, hurt by a combination of a slump in industrial demand and oil-price wars.

The Fund posted negative returns in absolute terms and underperformed its benchmark. Performance was constrained by uncharacteristically weak support for the stability alpha source during the market downturn and pronounced style headwinds for low-volatility names during the ensuing rebound (consistent with the Fund’s philosophy by construction). Additional exposure to diversity, along with a preference for fundamentally attractive securities within the low-volatility space, translated into an underweight to global technological leaders and was a key detractor to Fund performance. On the positive side, low exposure to energy partially mitigated style headwinds.

Both managers achieved substantial volatility mitigation over the fiscal year. LSV posted negative total returns and was hurt by headwinds to its value-oriented return model and poor security selection. Wells was also hurt by its low-volatility mandate but was slightly more resilient thanks to additional tailwinds to its trend-following return model; the manager benefited from an underweight to the financials and energy sectors. Positive security selection within the healthcare sector also contributed.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results. Diversification may not protect against market risk.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

U.S. Managed Volatility Fund, Class F	-4.87%	4.70%	7.54%	10.88%	8.18%

U.S. Managed Volatility Fund, Class I	-5.17%	4.42%	7.26%	10.60%	7.87%

U.S. Managed Volatility Fund, Class Y	-4.62%	4.97%	7.81%	11.03%	8.28%

Russell 3000® Index	15.00%	11.65%	13.69%	13.48%	9.40%

28	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Comparison of Change in the Value of a $100,000 Investment in the U.S. Managed Volatility Fund, Class F, Class I and Class Y, versus the Russell 3000® Index

[1]

For the year ended 9/30/20. Past performance is no indication of future performance. Class F shares were offered beginning 10/28/04 and Class I shares were offered beginning 6/29/07. Class I shares performance for the period prior to 06/29/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	29

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2020 (Unaudited)

Global Managed Volatility Fund

I. Objective

The Global Managed Volatility Fund (the “Fund”) seeks to provide capital appreciation with less volatility than the broad global equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2020: Acadian Asset Management LLC (Acadian) and Wells Capital Management, Inc. (Wells).

III. Returns

For the full year ended September 30, 2020, the Global Managed Volatility Fund, Class F, returned -4.33%. The Fund’s benchmark—the MSCI World Index (Net), which tracks large- and mid-cap equity performance across all 23 developed-market countries—returned 10.41%.

IV. Performance Discussion

The 12 months ending September 30, 2020, saw an unprecedented bout of market volatility caused by the COVID-19 outbreak. As noted in the shareholder letter, tight lockdown restrictions helped curb the spread of the virus as the pandemic paralyzed economic activity, sending many global equity markets into bear-market territory in March. Later in the period, extensive government stimulus measures and a quick reopening of global economies prompted a strong market recovery and pushed many world equity indexes back to new highs. Overall, markets were driven by growth themes and the concentrated outperformance of U.S. mega-cap technology companies, while value themes and classic defensives lagged in a strong risk rally.

This year was particularly challenging for low-volatility investing. Unusually, low-volatility strategies did not provide the expected degree of downside mitigation in a period of market stress. The pandemic-related selloff did not resemble a recessionary environment. Given the unique nature of the crisis, investors favored the least exposed areas of the market to virus-related themes, regardless of sensitivity to the economic cycle. Market dynamics translated into mixed performances at the sector level; information technology and healthcare posted stellar returns alongside rebounding retailers, while energy, financials and utilities underperformed. Energy was the worst-performing sector, hurt by a combination of a slump in industrial demand and oil-price wars.

The Fund posted negative returns in absolute terms and underperformed its benchmark. Performance was constrained by uncharacteristically weak support for the stability alpha source1 during the market downturn and pronounced style headwinds for low-volatility names during the ensuing rebound. Additional exposure to diversity, along with a preference for fundamentally attractive securities within the low-volatility space, translated into an underweight to global technological leaders and was a key detractor to Fund performance. On the positive side, low exposure to energy partially mitigated style headwinds.

Both managers achieved substantial volatility reduction over the fiscal year but registered negative total returns. Acadian posted weaker returns as style and diversity headwinds were amplified by a value bias and negative security selection. Wells was also hurt by its low-volatility mandate but was slightly more resilient thanks to additional tailwinds to its trend-following return model.

In managing the Fund’s currency exposure from foreign securities, the Fund may buy and sell futures or forward contracts on currencies for hedging purposes. In the environment of a weakening U.S. dollar against major currencies, hedging back the exposure to non-U.S. countries detracted.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results. Diversification may not protect against market risk.

30	SEI Institutional Managed Trust / Annual Report / September 30, 2020

AVERAGE ANNUAL TOTAL RETURN[2]

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Global Managed Volatility Fund, Class F	-4.33%	2.71%	6.37%	8.49%	4.83%

Global Managed Volatility Fund, Class I	-4.51%	2.47%	6.13%	8.20%	4.54%

Global Managed Volatility Fund, Class Y	-4.08%	2.97%	6.65%	8.65%	5.96%

MSCI World Index (Net)	10.41%	7.74%	10.48%	9.37%	6.37%

Comparison of Change in the Value of a $100,000 Investment in the Global Managed Volatility Fund, Class F, Class I and Class Y, versus the MSCI World Index (Net)

1

The driver of returns for the stability alpha source involves investor tendencies to undervalue lower-risk, higher-stability businesses—resulting from a focus on short time horizons and overconfidence in forecasts for momentum-driven stocks.

2

For the year ended 9/30/20. Past performance is no indication of future performance. Class F shares were offered beginning 7/27/06 and Class I shares were offered beginning 6/29/07. Class I shares performance for the period prior to 06/29/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	31

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2020 (Unaudited)

Tax-Managed Managed Volatility Fund

I. Objective

The Tax-Managed Managed Volatility Fund (the “Fund”) seeks to maximize after-tax returns, but with a lower level of volatility than the broad U.S. equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches, to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation. (SIMC). The Fund utilized the following sub-advisors as of September 30, 2020: LSV Asset Management (LSV), Parametric Portfolio Associates LLC (Parametric) and Wells Capital Management, Inc. (Wells).

III. Returns

For the full year ended September 30, 2020, the Tax-Managed Managed Volatility Fund, Class F, returned -1.53%. The Fund’s benchmark—the Russell 3000® Index, which tracks the performance of 3,000 of the largest U.S.-traded stocks—returned 15.00%.

IV. Performance Discussion

The 12 months ending September 30, 2020, saw an unprecedented bout of market volatility caused by the COVID-19 outbreak. As noted in the shareholder letter, tight lockdown restrictions helped curb the spread of the virus as the pandemic paralyzed economic activity, sending the U.S. equity market into bear-market territory in March. Later in the period, extensive government stimulus measures and a quick reopening of many local economies prompted a strong market recovery and pushed most major U.S. equity indexes back to new highs. Overall, markets were driven by growth themes and the concentrated outperformance of U.S. mega-cap technology companies, while value themes and classic defensives lagged in a strong risk rally.

This year was particularly challenging for low-volatility investing. Unusually, low-volatility strategies did not provide the expected degree of downside mitigation in a period of market stress. The pandemic-related selloff did not resemble a recessionary environment. Given the unique nature of the crisis, investors favored the least exposed areas of the market to virus-related themes, regardless of sensitivity to the economic cycle. Market dynamics translated into mixed performances at the sector level; information technology and healthcare posted stellar returns alongside rebounding retailers, while energy, financials and utilities underperformed.

Energy was the worst-performing sector, hurt by a combination of a slump in industrial demand and oil-price wars.

The Fund posted negative returns in absolute terms and underperformed its benchmark. Performance was constrained by uncharacteristically weak support for the stability alpha source1 during the market downturn and pronounced style headwinds for low-volatility names during the ensuing rebound. On the positive side, low exposure to energy partially mitigated style headwinds.

All managers achieved a substantial volatility mitigation over the reporting period. LSV posted negative total returns and was hurt by headwinds to its value-oriented return model and poor security selection. Wells was also hurt by its low-volatility mandate but was slightly more resilient thanks to additional tailwinds to its trend-following return model.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

32	SEI Institutional Managed Trust / Annual Report / September 30, 2020

AVERAGE ANNUAL TOTAL RETURN[2]

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Tax-Managed Managed Volatility Fund, Class F	-1.53%	5.81%	8.45%	11.13%	8.25%

Tax-Managed Managed Volatility Fund, Class Y	-1.34%	6.07%	8.70%	11.28%	8.36%

Russell 3000® Index	15.00%	11.65%	13.69%	13.48%	8.98%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Managed Volatility Fund, Class F and Class Y, versus the Russell 3000® Index

1

The driver of returns for the stability alpha source involves investor tendencies to undervalue lower-risk, higher-stability businesses—resulting from a focus on short time horizons and overconfidence in forecasts for momentum-driven stocks.

2

For the year ended 9/30/20. Past performance is not an indication of future performance. Class F shares were offered beginning 12/20/07 and Class Y shares were offered beginning 4/30/15. For periods prior to 4/30/15, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	33

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2020 (Unaudited)

Tax-Managed International Managed Volatility Fund

I. Objective

The Tax-Managed International Managed Volatility Fund (the “Fund”) seeks tax-sensitive long-term capital appreciation with a lower level of volatility than the broad international equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2020: Acadian Asset Management LLC (Acadian), LSV Asset Management (LSV), Parametric Portfolio Associates LLC (Parametric) and Wells Capital Management Incorporated (Wells).

No manager changes were made during the Fund’s fiscal period.

III. Returns

For the full year ended September 30, 2020, the Tax-Managed International Managed Volatility Fund, Class F, returned -3.08%. The Fund’s benchmark—the MSCI EAFE Index (Net), which tracks equity performance of developed markets outside the U.S. and Canada—returned 0.49%.

IV. Performance Discussion

The 12 months ending September 30, 2020, saw an unprecedented bout of market volatility caused by the COVID-19 outbreak. As noted in the shareholder letter, tight lockdown restrictions helped curb the spread of the virus as the pandemic paralyzed economic activity, sending many global equity markets into bear-market territory in March. Later in the period, extensive government stimulus measures and a quick reopening of global economies prompted a strong market recovery and pushed many world equity indexes back to new highs. Overall, markets were driven by growth themes and the concentrated outperformance of U.S. mega-cap technology companies, while value themes and classic defensives lagged in a strong risk rally.

This year was particularly challenging for low-volatility investing. Unusually, low-volatility strategies did not provide the expected degree of downside mitigation in a period of market stress. The pandemic-related selloff did not resemble a recessionary environment. Given the unique nature of the crisis, investors favored the least exposed areas of the market to virus-related themes, regardless of sensitivity to the economic cycle. Market dynamics translated into mixed performances at the sector level; information technology and healthcare posted stellar returns alongside rebounding retailers, while energy, financials and utilities underperformed. Energy was the worst-performing sector, hurt by a combination of a slump in industrial demand and oil-price wars.

The Fund posted negative returns in absolute terms and underperformed its benchmark. Performance was constrained by uncharacteristically weak support for the stability alpha source1 during the market downturn and pronounced style headwinds for low-volatility names during the ensuing rebound. On the positive side, favorable country and sector positioning, particularly an underweight to U.K. equities, partially offset additional headwinds to cheaper names within the low-volatility space.

All managers achieved a substantial volatility mitigation over the reporting period. LSV posted negative total returns and was hurt by headwinds to its value-oriented return model and poor security selection, particularly in Japanese telecommunication services. Wells was also hurt by its low-volatility mandate but was slightly more resilient thanks to additional tailwinds to its trend-following return model; the manager benefited from an underweight to U.K. equities and avoidance of the financials and energy sectors. Positive security selection within the healthcare sector also contributed.

1 The driver of returns for the stability alpha source involves investor tendencies to undervalue lower-risk, higher-stability businesses—resulting from a focus on short time horizons and overconfidence in forecasts for momentum-driven stocks.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

34	SEI Institutional Managed Trust / Annual Report / September 30, 2020

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	3 Year Return	Annualized Inception to Date

Tax-Managed International Managed Volatility Fund, Class F	-3.08%	-1.65%	2.44%

Tax-Managed International Managed Volatility Fund, Class Y	-2.84%	-1.40%	2.70%

MSCI EAFE Index (Net)	0.49%	0.62%	5.71%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed International Managed Volatility Fund, Class F and Class Y, versus the MSCI EAFE Index (Net).

[1]

For the year ended 9/30/20. Past performance is not an indication of future performance. Class F shares and Class Y shares were offered beginning 10/17/16. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	35

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2020 (Unaudited)

Real Estate Fund

I. Objective

The Real Estate Fund (the “Fund”) seeks to provide total return including current income and capital appreciation.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The sole sub-advisor as of September 30, 2020, was CenterSquare Investment Management LLC (CenterSquare).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2020, the Real Estate Fund, Class F, returned -14.21%. The Fund’s benchmark—Wilshire U.S. Real Estate Securities Index, which tracks the performance of the U.S. real-estate market and includes both real-estate investment trusts and real-estate operating companies—returned -17.75%.

IV. Performance Discussion

The fiscal year ending September 30, 2020, was characterized by the global spread of COVD-19. Though the virus had been identified and had begun spreading from its point of origin—the city of Wuhan in the Hubei province of China—since the end of the 2019 calendar year, U.S. markets did not begin to react until the end of February, when domestic cases began to rise quickly. From this point, the U.S. equity market decline was the most rapid in history. Consumer discretionary stocks were among the hardest hit as shelter-in-place orders were rolled out across most of the country. Hotels, restaurants, airlines, and cruise lines, in particular, sold off dramatically as social distancing put these industries in peril.

Energy more than doubled the losses of the index during the first three months of 2020, as oil prices cratered amid slumping demand and a price war initiated by Saudi Arabia and Russia. Oil had its worst day of trading since the Gulf War in 1991, and for a brief period, futures contracts for the commodity turned negative as concerns around storage capacity came to a fever pitch. This was only compounded by the steep decline in global travel and commerce.

As noted in the shareholder letter, the Federal Reserve (Fed) fired its “bazookas” in response to the turmoil, slashing the federal-funds rate to near zero in an emergency session; the central bank further instituted a trillion dollar repo program to shore up liquidity. The Fed also revealed its Commercial Paper Funding Facility to purchase corporate bonds, a measure last seen in the global financial crisis. Additionally, Congress passed the largest-ever stimulus package, which provided $2 trillion in funding to corporations, state and local governments, direct payments to American citizens, and healthcare providers. The first series of new jobless claims following the mandatory closures of many businesses across the country topped 3 million, dwarfing all previous records, and subsequent reports were not materially better.

During the second quarter of 2020, there was a near complete reversal of the previous quarter’s disastrous market performance as lockdown restrictions eased across several U.S. states. Investor exuberance led to a “risk-on” atmosphere and was further buoyed by an unexpected drop in the unemployment rate in May, pushing many major equity indexes up by at least 20%. Areas of the market that had been especially impacted by the events of the previous quarter surged into a position of market leadership, with consumer discretionary and energy outperforming, while defensive sectors and banks lagged.

On the whole, investor preferences shifted from being unilaterally risk-averse in the first quarter of 2020 (as lock-down measures took effect), to being more risk-driven in concert with either fiscal or monetary stimulus from Congress or the Federal Reserve. Large-cap technology stocks seemed to be the new defensive haven as growth remained in vogue both into and through the market decline, only showing some relative weakness during the last month of the reporting period. Value remained out of favor, with only brief glimmers of outperformance. Investors seemed to factor in the extraordinary measures the Fed is willing to take to provide a backstop for markets amid the crisis, as factors like valuation and profitability failed to materially outperform the broader small-cap indexes.

The Fund outperformed its benchmark during the fiscal year, as CenterSquare, the Fund’s sole manager, exhibited strong security selection. An off-benchmark allocation to towers benefited returns, as did an underweight to and selection within regional malls. Underweights to industrials and apartments both detracted, as did an overweight to offices.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

36	SEI Institutional Managed Trust / Annual Report / September 30, 2020

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Real Estate Fund, Class F	-14.21%	1.88%	4.25%	7.89%	7.66%

Real Estate Fund, Class I	-14.38%	1.65%	4.02%	7.65%	7.41%

Real Estate Fund, Class Y	-14.04%	2.12%	4.51%	8.04%	7.74%

Wilshire U.S. Real Estate Securities Index	-17.75%	0.42%	3.87%	8.12%	7.89%

Comparison of Change in the Value of a $100,000 Investment in the Real Estate Fund, Class F, Class I and Class Y, versus the Wilshire U.S. Real Estate Securities Index

[1]

For the year ended 9/30/20. Past performance is not an indication of future performance. Class F shares were offered beginning 11/13/03 and Class I shares were offered beginning 10/01/07. Class I shares performance for the period prior to 10/01/07 is derived from the performance of Class F shares adjusted for the higher expenses of Class I shares. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	37

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2020 (Unaudited)

Core Fixed Income Fund

I. Objective

The Core Fixed Income Fund (the “Fund”) seeks to provide current income consistent with the preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2020: Jennison Associates LLC (Jennison), MetLife Investment Management, LLC (MetLife), Metropolitan West Asset Management LLC (MetWest), Wells Capital Management, Inc. (Wells), Western Asset Management Company and Western Asset Management Company Limited (Western).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2020, the Core Fixed Income Fund, Class F, returned 7.75%, while the Fund’s benchmark—the Bloomberg Barclays US Aggregate Bond Index, which tracks the performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market—returned 6.98%.

IV. Performance Discussion

As noted in the shareholder letter, U.S. Treasury yields declined during the fiscal year. The Federal Reserve (Fed) cut its benchmark rate to near zero in March to combat the effects of government-induced lockdowns in response to the spread of COVID-19; the Fed also instituted unlimited asset purchases of Treasurys and agency mortgages and created other special purpose vehicles to help support credit markets. Short-term yields declined in a greater magnitude than long-term yields, as the Fed is expected to keep rates low for the next several quarters. Although lockdowns were eased later in the period and markets recovered after concerted global central bank activity, the path of the virus remained one of the largest risks to the global growth outlook. Other risks included concerns about U.S.-China trade tensions, Brexit and U.S. elections. The reporting period ended with record issuance of government bonds to fund increased spending and corporate bond yields declining to record lows.

The Fund’s slightly longer duration and overweight to 30-year U.S. Treasurys, which established a record low yield below 1.00% in March—benefited performance as yields declined. As Treasury yields fell, corporates underperformed, while agency mortgage-backed securities (MBS) and asset-backed securities (ABS) generated positive excess returns. Security selection within corporates enhanced performance, although an overweight to the sector was a small negative. Overweights to MBS and ABS were positive, while an overweight to commercial mortgage-backed securities (CMBS) detracted. Allocations to non-agency MBS were also modest detractors as the sector recovered slowly after a liquidity induced selloff in March. Small allocations to high-yield securities and emerging-market debt also detracted as these asset classes lagged the strong returns of the investment-grade market.

Jennison and MetWest were the best-performing managers, benefiting from conservative corporate postures heading into March and later tactical shifts that took advantage of the rebound in corporate credit in the later part of the year. MetWest also benefited from overweights in agency mortgages and ABS. Wells benefited from a tactical shift to a corporate overweight in March as well as an overweight to agency MBS, while an allocation to student loans detracted. Western benefited from a longer duration posture as yields declined and a tactical shift to increase its corporate exposure after the March selloff. The manager’s allocation to high yield and emerging-market debt subtracted form performance. MetLife outperformed by tactically increasing its overweight to investment-grade credit after the March selloff, while security selection within the securitized sectors and an allocation to CMBS detracted.

Treasury futures and interest-rate swaps were utilized to help manage the Fund’s duration and yield-curve exposure and were positive contributors over the reporting period. To a limited extent, the Fund used currency-forward contracts to manage currency exposure, which was a modest detractor.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

38	SEI Institutional Managed Trust / Annual Report / September 30, 2020

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Core Fixed Income Fund, Class F	7.75%	5.43%	4.57%	4.31%	6.16%

Core Fixed Income Fund, Class I	7.59%	5.22%	4.36%	4.09%	5.79%

Core Fixed Income Fund, Class Y	7.98%	5.71%	4.84%	4.45%	6.20%

Bloomberg Barclays US Aggregate Bond Index	6.98%	5.24%	4.18%	3.64%	6.29%

Comparison of Change in the Value of a $100,000 Investment in the Core Fixed Income Fund, Class F, Class I and Class Y, versus the Bloomberg Barclays US Aggregate Bond Index

[1]

For the year ended 9/30/20. Past performance is no indication of future performance. Class F shares were offered beginning 5/1/87 and Class I shares were offered beginning 8/06/01. Class I shares performance for the period prior to 6/29/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 6/30/15. For periods prior to 6/30/15, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	39

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2020 (Unaudited)

High Yield Bond Fund

I. Objective

The High Yield Bond Fund (the “Fund”) seeks total return.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2020: Ares Management LLC (Ares), Benefit Street Partners (Benefit Street), LLC, Brigade Capital Management, LP (Brigade), J.P. Morgan Investment Management Inc. (JP Morgan) and T. Rowe Price Associates, Inc. (T. Rowe Price). SIMC also directly manages a portion of the Fund.

III. Returns

For the full-year ended September 30, 2020, the High Yield Bond Fund, Class F, returned -0.33%. The Fund’s benchmark—the ICE BofA US High Yield Constrained Index, which tracks the performance of below-investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market—returned 2.22%.

IV. Performance Discussion

The high-yield market was up about 1% through the first five months of the fiscal year before the impact of COVID-19 hit financial markets. In March, the high-yield market, as measured by the ICE BofA US High Yield Constrained Index, plummeted 11.77%, the worst monthly return since October 2008. A variety of fiscal stimulus measures provided support and helped drive an ensuing rebound, with the market rising more than 14% over the last six months of the period. The energy sector—the largest sector of the high-yield market—underperformed and fell over 15% during the reporting period; bankruptcy fears grew due to falling oil prices and a global slump in demand, as noted in the shareholder letter. The market yield began the period at 5.87%, reached a low of 5.14% in January, hit a high of 11.4% in March at the peak of the selloff, and finished the period at 5.78% as the market recovered from the March lows. The market spread followed a similar path, beginning the period at 402 basis points, reaching a low of 338 basis points in January, hitting its period high of 1087 basis points in March, and finishing the period at 542 basis points. BB rated bonds were the top performer and returned 4.64%, followed by B rated bonds and CCC rated bonds.

The Fund’s allocation to collateralized-loan obligations (“CLOs”) underperformed the high-yield bond market as the onset of the COVID-19 pandemic caused CLO prices to fall precipitously. At the market’s nadir on March 23, the average price of the CS Loan Index fell to a post-global financial crisis low, with many of the world’s largest economies in lockdown. Security selection within media, notably media content and printing & publishing, as well as selection within retail, primarily specialty retail, also detracted. An underweight to and selection within real estate, primarily real-estate investment trusts, as well as selection within financial services and leisure each contributed to Fund performance during the reporting period.

SIMC was the worst-performing manager in the Fund, as its off-benchmark allocation to the CLO market underperformed the high-yield bond market over the period. Brigade also detracted and was challenged by selection within the media, energy and retail sectors; underweights to and selection within both the real estate and transportation sectors contributed. Benefit Street also had negative relative performance due to security selection within both energy and retail, as well as an overweight to and selection within the real-estate sector; selection within leisure, capital goods, and telecommunication services benefited.

Ares, T. Rowe Price and J.P. Morgan outperformed. T. Rowe Price was the top-performing manager, as it benefited from strong selection within energy, telecommunications and the services sectors; an underweight to and selection within basic industry, as well as an overweight to and selection within transportation detracted. Ares benefited from selection within energy and leisure, but the manager was challenged by selection within media and technology, as well as an underweight to and selection within healthcare. JP Morgan also contributed and was helped by selection within leisure, an underweight to and selection within energy, and an overweight to healthcare; the manager was challenged by selection within the retail and services sectors, as well as an underweight to and selection within the capital goods sector.

The Fund used derivatives throughout the fiscal year ending September 30, 2020, to help manage duration, yield-curve positioning and spread duration more efficiently. High-yield credit-default swap index futures and total-return swaps were used for this purpose,

40	SEI Institutional Managed Trust / Annual Report / September 30, 2020

and they had a negligible impact on overall Fund performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

High Yield Bond Fund, Class F	-0.33%	2.58%	5.52%	5.82%	6.78%

High Yield Bond Fund, Class I	-0.46%	2.29%	5.23%	5.19%	5.40%

High Yield Bond Fund, Class Y	0.06%[2]	2.88%	5.78%	5.96%	6.84%

ICE BofA US High Yield Constrained Index	2.22%	3.81%	6.60%	6.27%	N/A

Comparison of Change in the Value of a $100,000 Investment in the High Yield Bond Fund, Class F, Class I and Class Y, versus the ICE BofA US High Yield Constrained Index

1

For the year ended 9/30/20. Past performance is not an indication of future performance. Class F shares were offered beginning 1/11/95 and Class I shares were offered beginning 10/1/07. Class I shares performance for the period prior to 10/1/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

2	Total returns disclosed in the Financial Highlights of the Annual Report may reflect adjustments to conform to generally accepted accounting principles.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	41

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2020 (Unaudited)

Conservative Income Fund

I. Objective

The Conservative Income Fund (the “Fund”) seeks principal preservation and a high degree of liquidity while providing current income.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corporation. (SIMC). The sole sub-advisor as of September 30, 2020, was BlackRock Advisors, LLC (BlackRock).

III. Returns

For the full year ended September 30, 2020, the Conservative Income Fund, Class F, returned 0.96%. The Fund’s benchmark—the ICE BofA 3-Month US Treasury Bill Index, which tracks the performance of three-month Treasury bills—returned 1.10%.

Although the Fund’s performance is benchmarked against the return of the ICE BofA 3-Month U.S. Treasury Bills Index, an investment in the Fund is substantially different from an investment in U.S. Treasury bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return. Investors in Treasury bills do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

IV. Performance Discussion

As noted in the shareholder letter, front-end Treasury yields moved lower during the fiscal year as the Federal Reserve (Fed) cut its benchmark rate to near zero to combat the effects of government-induced lockdowns in response to the spread of COVID-19. In addition to rate cuts, the Fed resumed large-scale asset purchases of Treasurys and mortgage-backed securities; the central bank also launched numerous lending facilities designed to support the liquidity of various financial markets. In particular, the Money-Market Lending Facility and the Commercial Paper Funding Facility (CPFF) aided the functioning of short-term markets.

BlackRock was the Fund’s sole manager. A position in floating-rate securities detracted during the period as a decline in Libor led to lower reinvestment rates and a drag on the income generation of the Fund.

BlackRock benefited during the fiscal year from positions in commercial paper and certificates of deposit. Commercial paper was supported in the spring by the Fed through the CPFF as prime money-market fund liquidity became challenged following sizeable outflows. Despite the decline in Libor, these securities continued to provide a yield advantage over U.S. Treasurys.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	3 Year Return	Annualized Inception to Date

Conservative Income Fund, Class F	0.96%	1.62%	1.32%

Conservative Income Fund, Class Y	1.06%	1.72%	1.42%

ICE BofA 3-Month US Treasury Bill Index	1.10%	1.69%	1.32%

Comparison of Change in the Value of a $100,000 Investment in the Conservative Income Fund, Class F and Class Y, versus the ICE BofA 3-Month US Treasury Bill Index

[1]

For the year ended 9/30/20. Past performance is no indication of future performance. Class F shares and Class Y shares were offered beginning 4/22/16. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

42	SEI Institutional Managed Trust / Annual Report / September 30, 2020

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2020 (Unaudited)

Tax-Free Conservative Income Fund

I. Objective

The Tax-Free Conservative Income Fund (the “Fund”) seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corporation. (SIMC). The sole sub-advisor as of September 30, 2020, was BlackRock Advisors, LLC.

III. Returns

For the full year ended September 30, 2020, the Tax-Free Conservative Income Fund, Class F, returned 0.64%. The Fund’s benchmark—the ICE BofA 3-Month US Treasury Bill Index, which tracks the performance of three-month Treasury bills—returned 1.10%.

Although the Fund’s performance is benchmarked against the return of the ICE BofA 3-Month US Treasury Bill Index, an investment in the Fund is substantially different from an investment in U.S. Treasury bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. government and have a fixed rate of return. Investors in Treasury bills do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

IV. Performance Discussion

As noted in the shareholder letter, front-end Treasury yields moved lower during the fiscal year as the Federal Reserve (Fed) cut its benchmark rate to near zero to combat the effects of government-induced lockdowns in response to the spread of COVID-19. In addition to rate cuts, the Fed resumed large-scale asset purchases of Treasurys and mortgage-backed securities; the central bank also launched numerous lending facilities designed to support the liquidity of various financial markets. In particular, the Municipal Lending Facility as well as the Commercial Paper Funding Facility aided the functioning of short-term and municipal markets. This impacted yields across the municipal curve. The 7-day Securities Industry and Financial Markets Association (SIFMA) municipal swap index yield closed the reporting period at 0.11% after spiking earlier in the year on municipal liquidity concerns; additionally, inflows into longer-term municipal bond funds helped keep SIFMA low as longer-term investors looked for ways to park cash.

BlackRock was the Fund’s sole manager and benefited from its position in municipal commercial paper, which out-yielded U.S. Treasurys. BlackRock’s position in variable-rate demand note securities detracted as the decline in yields led to lower reinvestment rates and a drag on the income generation of the Fund.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	43

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2020 (Unaudited)

Tax-Free Conservative Income Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	3 Year Return	Annualized Inception to Date

Tax-Free Conservative Income Fund, Class F	0.64%	1.00%	0.82%

Tax-Free Conservative Income Fund, Class Y	0.73%	1.10%	0.91%

ICE BofA 3-Month US Treasury Bill Index	1.10%	1.69%	1.32%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Free Conservative Income Fund, Class F and Class Y, versus the ICE BofA 3-Month US Treasury Bill Index

[1]

For the year ended 9/30/20. Past performance is no indication of future performance. Class F shares and Class Y shares were offered beginning 4/22/16. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

44	SEI Institutional Managed Trust / Annual Report / September 30, 2020

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2020 (Unaudited)

Real Return Fund

I. Objective

The Real Return Fund (the “Fund”) seeks to provide total return exceeding the rate of inflation.

II. Investment Approach

During the one-year period ending September 30, 2020, the Fund was managed by the SEI Fixed Income Portfolio Management Team of SEI Investments Management Corporation (SIMC).

III. Returns

For the full year ended September 30, 2020, the Real Return Fund, Class F, returned 4.98%. The Fund’s benchmark—Bloomberg Barclays 1-5 Year US TIPS Index, which tracks the performance of inflation-protected public obligations of the U.S. Treasury that have a remaining maturity of one to five years—returned 5.36%.

IV. Performance Discussion

As noted in the shareholder letter, front-end Treasury yields moved lower during the fiscal year as the Federal Reserve (Fed) cut its benchmark rate to near zero to combat the economic effects of the COVID-19 pandemic; this helped support absolute returns for TIPS. On a relative basis, TIPS slightly outperformed nominal Treasurys as five-year breakevens slightly widened during the year. During the spring, inflation expectations declined sharply and deflationary expectations rose in response to economic shutdowns put in place to help stop the spread of COVID-19.

As the economy gradually reopened, unemployment figures, while still high, began to improve; inflation expectations moved gradually higher and climbed near pre-pandemic levels by the end of the fiscal year. Additionally, the Fed announced a change in its policy framework to an average inflation targeting regime, suggesting that inflation over 2% would be tolerated for some time following periods of below 2% inflation. This shift in policy served to boost inflation expectations as it indicates that the Fed may be slower to raise rates in the future than it has been in the past.

Through the Fund’s exposure to Treasury inflation-protected securities, performance was within expectations as the Fund manager aims to replicate the performance of the Bloomberg Barclays 1-5 Year US TIPS Index.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Real Return Fund, Class F	4.98%	2.77%	2.12%	1.40%	1.88%

Real Return Fund, Class Y	5.01%	2.85%	2.23%	1.47%	1.93%

Bloomberg Barclays 1-5 Year U.S. TIPS Index	5.36%	3.24%	2.59%	1.84%	2.31%

Comparison of Change in the Value of a $100,000 Investment in the Real Return Fund, Class F and Class Y, versus the Bloomberg Barclays 1-5 Year U.S. TIPS Index

1

For the year ended 9/30/20. Past performance is no indication of future performance. Class F shares were offered beginning 7/2/09 and Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	45

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2020 (Unaudited)

Dynamic Asset Allocation Fund

I. Objective

The Dynamic Asset Allocation Fund (the “Fund”) seeks long-term total return.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corporation. (SIMC). The sole sub-advisor as of September 30, 2020, was SSGA Funds Management, Inc. (SSGA).

III. Returns

For the full year ended September 30, 2020, the Dynamic Asset Allocation Fund, Class F, returned 15.07%. The Fund’s benchmark—the S&P 500 Index (Gross), which tracks the performance of approximately 500 large-cap U.S. companies—returned 15.15%.

IV. Performance Discussion

A majority of the Fund’s volatility is typically driven by strategic exposure to the S&P 500 Index, which served as the most significant driver of the Fund’s return during the period. The S&P 500 Index’s positive performance—as noted in the shareholder letter—more than offset the negative aggregate performance of the Fund’s tactical trades, resulting in positive absolute total returns but slight underperformance to the Fund’s primary benchmark.

The U.S. equity market began the fiscal year with strong performance in the fourth quarter of 2019. In the first quarter of 2020, the U.S. equity market experienced heightened volatility as concerns surrounding the COVID-19 pandemic caused economic activity to stall. As markets slowly reopened in the second and third quarters of 2020, the U.S. equity market rebounded meaningfully. Within the S&P 500 Index, the information technology sector had the best performance during the fiscal year, followed by consumer discretionary and health care. Energy was the worst-performing sector, followed by financials and real estate.

The largest detractor from relative performance was a market hedge through S&P 500 Index futures implemented in the fourth quarter of 2019. The position was closed out at the end of the same quarter. Another detractor was a long non-U.S. equity/short U.S. equity position. This position was implemented at the end of the fourth quarter of 2019 based on attractive relative valuations. Given the momentum behind the U.S. equity market, especially within the information technology and consumer discretionary sectors, the trade was closed out the following quarter. Other detractors included a short EUR/JPY currency position and two put options on the EUR/USD exchange rate.

The largest contributor to relative performance in the period was a total-return swap position in gold. The position was added at the end of the first quarter of 2020 on the belief that gold should benefit as a store of value given the unprecedented levels of government stimulus to deal with the economic consequences of the COVID-19 pandemic. A position designed to benefit from a steepening between the 2- and 10-year portions of the U.S. yield curve also benefited as the U.S. yield curve steepened over the period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

46	SEI Institutional Managed Trust / Annual Report / September 30, 2020

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	3 Year Return	5 Year Return	Annualized Inception to Date
Dynamic Asset Allocation Fund, Class F	15.07%	9.25%	11.94%	9.49%
Dynamic Asset Allocation Fund, Class Y	15.31%	9.53%	12.21%	9.75%
S&P 500 Index (Gross)	15.15%	12.28%	14.15%	11.71%

Comparison of Change in the Value of a $100,000 Investment in the Dynamic Asset Allocation Fund, Class F and Class Y, versus the S&P 500 Index (Gross)

1

For the year ended 9/30/20. Past performance is no indication of future performance. Class F shares and Class Y shares were offered beginning 7/30/15. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	47

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2020 (Unaudited)

Multi-Strategy Alternative Fund

I. Objective

The Multi-Strategy Alternative Fund (the “Fund”) allocates its assets among a variety of investment strategies to seek to generate an absolute return with reduced correlation to the stock and bond markets.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, the Fund may allocate its assets among a variety of investment strategies through the use of: (i) affiliated and unaffiliated funds, including open-end funds, closed-end funds and exchange traded funds (underlying funds); and (ii) one or more investment sub-advisors. During the fiscal year ending September 30, 2020, the Fund allocated its assets among unaffiliated funds and one affiliated fund.

The Fund utilized the following sub-advisors as of September 30, 2020: Brigade Capital Management, LLC (Brigade), Emso Asset Management Limited (Emso), Global Credit Advisers, LLC (Global Credit), Kettle Hill Capital Management, LLC (Kettle Hill), Mountaineer Partners Management, LLC (Mountaineer), Putnam Investment Management (Putnam) and Ramius Advisors, LLC (Ramius).

During the Fund’s fiscal year, Global Credit Advisers, LLC, and Putnam Investment Management were added to the Fund.

III. Returns

For the full year ended September 30, 2020, the Multi-Strategy Alternative Fund, Class F, returned 4.90%. The Fund’s benchmark—the ICE BofA US 3-Month Treasury Bill Index, which tracks the performance of three-month Treasury bills—returned 1.10%.

Although the Fund’s performance is benchmarked against the return of the ICE BofA US 3-Month Treasury Bill Index, an investment in the Fund is substantially different from an investment in U.S. Treasury Bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. government and have a fixed rate of return. Treasury bill investors do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be substantially more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

IV. Performance Discussion

The fiscal year exhibited several drastic shifts in market regimes and the highest level of market volatility since the 2008-2009 global financial crisis. The fourth quarter of 2019 finished on an optimistic note as economic growth remained on track and U.S./China trade tensions eased. Accordingly, equity markets and risk assets generally had a strong finish to 2019.

The first quarter of 2020 also appeared to start well with the signing of a “Phase 1” trade deal between the U.S. and China. However, economies around the world were thrown into unprecedented turmoil with the global spread of COVID-19 in February and March. Risk assets—including equities, credit and commodities—experienced precipitous declines, rivaling those of 2008, except that they took place over the course of several weeks rather than several months. Unlike 2008, policymakers were much quicker and bolder in their actions. The Federal Reserve cut short-term U.S. interest rates essentially to zero and put in place a number of aggressive policies, some of which had no prior precedent, such as the purchasing of corporate bonds. Fiscal policy also swung into action, with a stimulus package amounting to over 10% of gross domestic product, dwarfing the measures taken in 2009; similar policies were taken by governments around the world.

As noted in the shareholder letter, these support measures led to a V-shaped recovery in market prices, even though the economic recovery was more uneven. By the end of the reporting period, the S&P 500 Index was in positive territory for the year; the Nasdaq Composite Index fared even better as it became clear that many technology companies were significant beneficiaries of the crisis, whereas sectors such as financials, industrials, leisure and travel experienced significant headwinds.

The equity hedge allocation was the best performer over the period. In December of 2019, the Fund on-boarded a new sub-advisor, Putnam, which ran a sleeve focused on the technology sector. The manager’s positive security selection, along with sector tailwinds, were beneficial. The other two equity sub-advisors, Kettle Hill and Mountaineer, also posted strong returns over the period. Both entered the beginning of 2020 positioned defensively, which limited their losses in the first quarter of the new year, and were able to pick up high-quality companies near bottom prices at the end of March. This set the stage for strong performance during the second and third quarters of 2020.

48	SEI Institutional Managed Trust / Annual Report / September 30, 2020

The relative-value allocation also made a positive, albeit much smaller, contribution. Emso’s emerging-markets debt sleeve managed to limit losses in the first quarter of 2020 and benefited from the strong rebound in asset prices in the subsequent months. Brigade, whose sleeve is focused on the U.S. high-yield market, was challenged as its emphasis on lower-rated (and thus risker) securities was a drag on performance. During July, the Fund added a new sub-advisor, Global Credit, to run a trading-oriented mandate in liquid high-yield and investment-grade securities. It was funded with proceeds from the sale of a third-party mutual fund, BlackRock Global Long/Short Credit Fund.

The event-driven sleeve also contributed. It currently consists of two merger arbitrage strategies, one run by a sub-advisor (Ramius) and the other a third-party mutual fund (Merger Fund). While merger deal spreads widened in the first quarter of 2020—and a number of merger transactions were called off through the crisis—both strategies managed to sidestep any large realized losses and more than made up the mark-to-market losses from the first three months of 2020.

The Fund exited its small remaining allocation to global macro strategies during the first quarter of 2020. The strategy has had a disappointing run for many years, and the Fund found more promising areas to deploy the capital during 2020.

Derivatives used in the Fund consisted primarily of currency futures and forwards, interest-rate swaps, credit default swaps and equity and equity-index options. The Fund’s sub-advisors primarily used derivatives in the Fund for hedging and risk management. Derivatives were most commonly used to hedge currency and interest-rates risk when sub-advisors, particularly EMSO, held bonds issued by non-U.S. governments or corporations which may have been denominated in local currency. Equity puts and calls were commonly used by sub-advisors, particularly Ramius and Putnam, in an effort to enhance returns or limit losses in common stock positions. Derivative performance did not have a material impact on the Fund returns over the period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Multi-Strategy Alternative Fund, Class F	4.90%	2.26%	2.96%	1.77%	1.61%
Multi-Strategy Alternative Fund, Class Y	5.16%	2.48%	3.22%	1.90%	1.74%
ICE BofA 3-Month U.S. Treasury Bill Index	1.10%	1.69%	1.20%	0.64%	0.61%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Strategy Alternative Fund, Class F and Class Y, versus the ICE BofA 3-Month U.S. Treasury Bill Index

1

For the year ended 9/30/20. Past performance is no indication of future performance. Class F shares were offered beginning 3/31/10 and Class Y shares were offered beginning 4/30/15. For periods prior to 4/30/15, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Although the Fund’s performance is benchmarked against the return of the ICE BofA 3-Month U.S. Treasury Bill Index, an investment in the Fund is substantially different from an investment in U.S. Treasury bill. Among other things, Treasury bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return. Investors in Treasury bills do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be substantially more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	49

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2020 (Unaudited)

Multi-Asset Accumulation Fund

I. Objective

The Multi-Asset Accumulation Fund (the “Fund”) seeks to provide total return, including capital appreciation and income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2020: AQR Capital Management, LLC (AQR), PanAgora Asset Management Inc. (PanAgora) and Western Asset Management Company Limited (Western).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2020, the Multi-Asset Accumulation Fund, Class F, returned 1.51%. The Fund’s blended benchmark—MSCI World Index (Net) (Hedged) (USD) Index (which tracks the equity-market performance of developed markets) (60%) and Bloomberg Barclays Global Aggregate Index, (Hedged) (USD) (which tracks the performance of investment-grade fixed-income securities denominated in 13 currencies) (40%)—returned 7.76%.

IV. Performance Discussion

Major asset-class performance was generally positive during the prior year. Despite the meaningful declines in asset values in the first quarter of 2020 as a result of the COVID-19 pandemic, risk assets rebounded in the second and third quarters of 2020 as economies gradually reopened. As noted in the shareholder letter, both developed-market equities and emerging-market equities were positive over the reporting period. Most developed-market sovereign bonds exhibited strong performance as global interest rates declined over the period. Similar to global equities, credit held up well, with both high-yield bonds and investment-grade credit providing positive returns. Commodities were negative over the reporting period as concerns over depressed demand weighed on the asset class. The main detractor in commodities was the energy sector, as both oil and natural gas prices fell during the fiscal year.

The Fund’s lower average concentration in global equities relative to its blended benchmark was the main detractor from relative performance during the period. Exposure to commodities also detracted as commodities were negative during the 12 months. The Fund’s exposure to developed-market sovereign bonds was the biggest contributor to both absolute and benchmark-relative performance. The Fund’s exposure to both developed-market and emerging-market equities also contributed. The Fund’s exposure to global inflation-linked bonds was beneficial as interest-rate sensitivity provided a tailwind during a period of declining rates.

Both managers experienced positive performance in the period but underperformed the Fund’s blended benchmark. Exposure to commodities and underweights to global equities provided headwinds for both managers. Exposure to developed-market sovereign bonds contributed to Fund performance for both managers, as did allocations to global inflation-linked bonds.

The Fund used equity index futures, bond index futures, interest-rate swaps, commodity futures, total-return swaps and currency forwards to provide cost-effective exposures to desired asset classes. Derivatives had a meaningful impact on Fund performance during the period. Sovereign bond index futures, interest-rate swaps and, to a lesser extent, sovereign bond total-return swaps (used for market exposure) produced positive performance, as interest rates declined globally (on average) over the period. Globally, both developed-market and emerging-market equity futures (used for market exposure) contributed to performance. The Fund has a controlled foreign corporation designed to provide commodity exposure, primarily through commodity futures and, to a lesser extent, commodity total-return swaps, as commodities are a key part of the Fund’s strategy. The commodity futures provide strategic exposure to a diversified mix of underlying commodities. This exposure detracted from total returns over the period. Forward-currency contracts on emerging-market currencies (used for market exposure) contributed to both total and benchmark-relative returns. Forward currency contracts on developed-market currencies were principally used to hedge foreign-currency risk relative to the U.S. dollar. These exposures detracted from performance over the Fund’s fiscal year.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

50	SEI Institutional Managed Trust / Annual Report / September 30, 2020

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Multi-Asset Accumulation Fund, Class F	1.51%	5.36%	6.33%	5.06%
Multi-Asset Accumulation Fund, Class Y	1.74%	5.58%	6.56%	5.22%
MSCI World Index (Net) (Hedged) (USD)	9.34%	8.70%	11.02%	11.04%
Bloomberg Barclays Global Aggregate Index, (Hedged) (USD)	4.14%	5.12%	4.32%	4.02%
60/40 Hybrid consisting of the MSCI World Index (Net) (Hedged) (USD) and Bloomberg Barclays Global Aggregate Index, (Hedged) (USD)	7.76%	7.59%	8.55%	8.38%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Accumulation Fund, Class F and Class Y, versus the 60/40 Hybrid consisting of the MSCI World Index (Net) (Hedged) (USD) and Barclays Global Aggregate Index, (Hedged) (USD)

1

For the year ended 9/30/20. Past performance is no indication of future performance. Class F shares were offered beginning 4/09/12 and Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	51

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2020 (Unaudited)

Multi-Asset Income Fund

I. Objective

The Multi-Asset Income Fund (the “Fund”) seeks to provide total return with an emphasis on current income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund used the following sub-advisors as of September 30, 2020: Goldman Sachs Asset Management, L.P. (Goldman Sachs), SSGA Funds Management, Inc. (SSGA), Western Asset Management Company (Western), and Western Asset Management Company Limited.

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2020, the Multi-Asset Income Fund, Class F, returned 1.86%. The Fund’s blended benchmark—Bloomberg Barclays US Aggregate Bond Index (which tracks the performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market) (45%), the ICE BofA US High Yield Constrained Index (which tracks the performance of below-investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S.) (40%) and the S&P 500 Index (Gross) (which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market) (15%)—returned 6.65%.

IV. Performance Discussion

U.S. Treasury yields declined, especially after the COVID-19 virus spread globally and forced economic lockdowns to deal with the health aspects of the virus. As noted in the shareholder letter, the Federal Reserve (Fed) moved in a historic and unprecedented fashion to cut rates to near zero in March, instituted unlimited asset purchases of Treasurys and agency mortgages, and created other special purpose vehicles to help support credit markets. As a result, short-term yields declined in a larger magnitude than long-term yields; While markets recovered after concerted global central bank activity, and economies reopened later in the period, the path of the virus remains one of the largest risks to the global growth outlook. Other risks include concerns about U.S.-China trade tensions, Brexit and the U.S. presidential elections. The reporting period ended with record issuance of government bonds to fund increased government spending.

Credit markets recovered to a large extent from the sharp selloff in the first quarter of 2020 after the global spread of COVID-19 forced most economies to shut down in an effort to slow the spread of the virus. As economies reopened in the second and third quarters of 2020, risk assets (including credit) rebounded from their lows. As noted in the shareholder letter, massive monetary and fiscal policy support from the U.S. and other countries helped support the proper functioning of credit markets. Global interest rates declined in the period as central banks cut rates aggressively to support markets. Interest-rate-sensitive assets, such as longer-duration government bonds, performed well as rates declined. Rate-sensitive areas of the credit markets, such as investment-grade credit, benefited the most from lower rates, followed by high-yield bonds and bank loans. Securitized assets—such as asset-backed securities, non-agency mortgage-backed securities and commercial mortgage-backed securities—were slower to recover from the declines in March as they received less direct support from Fed programs relative to corporate credit. Emerging-market debt experienced positive returns, but generally underperformed developed-market bonds, as those governments did not have the same flexibility and tools that developed markets employed to support their local markets.

The Fund’s largest allocations were to investment-grade credit, high-yield bonds and emerging-market debt. The greatest detractor was the Fund’s covered-call strategy, which underperformed the broad equity market over the measurement period. The Fund’s underweight to government bonds also detracted. Allocations to securitized assets were a headwind as securitized assets underperformed corporate credit over the measurement period.

SSGA’s covered-call strategy produced performance within expectations, but the manager detracted as its strategy lagged the S&P 500 Index. Western’s multi-asset credit mandate also detracted from relative performance.

Goldman Sachs contributed as its tactical positioning and an above-average duration profile were beneficial.

The Fund used total-return swaps on bond futures, interest-rate swaps and futures and options on exchange-traded funds, equity indexes, credit default swaps and currency forwards. Derivatives were

52	SEI Institutional Managed Trust / Annual Report / September 30, 2020

employed for various reasons, including fixed-income relative value, to generate option income and hedge interest-rate risk. Derivatives had a meaningful impact on Fund performance. Interest-rate futures were used to manage duration and contributed as rates declined during the period. Interest-rate swaps had a modestly negative impact on performance as they were short exposure. Options used as part of the covered-call strategy contributed. Exposure to investment-grade credit and high-yield bonds through credit default swaps contributed. Currency forwards had a slightly negative impact on performance.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Multi-Asset Income Fund, Class F	1.86%	3.86%	5.16%	5.77%
Multi-Asset Income Fund, Class Y	1.96%	3.96%	5.26%	5.84%
Bloomberg Barclays U.S. Aggregate Bond Index	6.98%	5.24%	4.18%	3.42%
ICE BofA U.S. High Yield Constrained Index	2.22%	3.81%	6.60%	5.91%
S&P 500 Index (Gross)	15.15%	12.28%	14.15%	13.38%
45/40/15 Hybrid consisting of the Bloomberg Barclays U.S. Aggregate Bond Index, ICE BofA U.S. High Yield Constrained Index and S&P 500 Index (Gross)	6.65%	5.93%	6.77%	6.00%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Income Fund, Class F and Class Y, versus the 45/40/15 Hybrid consisting of the Bloomberg Barclays U.S. Aggregate Bond Index, ICE BofA U.S. High Yield Constrained Index, and S&P 500 Index (Gross)

[1]

For the year ended 9/30/20. Past performance is not an indication of future performance. Class F shares were offered beginning 4/9/12. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	53

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2020 (Unaudited)

Multi-Asset Inflation Managed Fund

I. Objective

The Multi-Asset Inflation Managed Fund (the “Fund”) seeks to provide total return exceeding the rate of inflation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2020: AllianceBernstein L.P. (AllianceBernstein), Columbia Management Investments (Columbia), Credit Suisse Asset Management, LLC (Credit Suisse), and QS Investors, LLC (QS).

Columbia manages a wholly-owned subsidiary of the Fund. Columbia has delegated certain of its duties to Threadneedle International Ltd. as a sub-advisor. Credit Suisse also manages a wholly-owned subsidiary of the Fund.

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2020, the Multi-Asset Inflation Managed Fund, Class F, returned -3.41%. The Fund’s blended benchmark—the Bloomberg Barclays 1-5 Year U.S. TIPS Total Return Index (70%), the Bloomberg Commodity Total Return Index (20%) and the S&P 500 Index (Gross) (which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market) (10%)—returned 3.85%.

IV. Performance Discussion

Real assets experienced mixed performance over the fiscal year. Treasury inflation-protected securities (TIPS) and U.S. equities were positive during the period, while commodities were negative. Within commodities, performance was mixed, with energy and livestock dragging down the overall market. The weak performance from those sectors was somewhat offset by strong performance in precious metals, although it was not enough to entirely offset weak performance. Concerns over the resumption in demand for certain commodities, especially economically-sensitive commodities such as oil and industrial metals, weighed over the market as the global economy faced uncertainty from the spread of COVID-19. As noted in the shareholder letter, TIPS were positive over the period, supported largely by their interest-rate sensitivity during a period of declining rates.

Manager performance was mixed. An inflation-sensitive equity long/short strategy experienced negative performance for QS during the reporting period; the energy sector and real-estate investment trusts detracted, while the strategy’s short position in consumer discretionary was also a headwind as the sector was one of the best performers during the fiscal year. Favorable security selection within the commodities sector contributed for both Columbia and Credit Suisse. AllianceBernstein outperformed and was helped by its overweight to credit-spread sectors and the manager’s U.S. TIPS allocation.

The Fund used commodity futures, commodity total return swaps, bond-index futures, equity-index futures and interest-rate swaps during the period. The use of derivatives had a meaningful impact on Fund performance. Short positions in U.S. Treasury futures and interest-rate swaps were used to hedge duration risk for a portion of the Fund’s corporate-bond exposure. This hedge detracted from total returns as interest rates declined. A short position in global equity total-return swaps was used to hedge equity-market risk for a portion of the Fund’s long-equity positions. This hedge detracted from total returns, as global equity-market returns were positive. Within the Fund, a controlled foreign corporation has been established to provide additional exposure to commodities, including commodity futures and commodity total return swaps. The commodity futures and commodity total return swaps exposure, used to provide a strategic exposure to a diversified mix of underlying commodities, experienced negative performance in the period. Forward-currency contracts on developed-market currencies were principally used to hedge foreign-currency risk relative to the U.S. dollar and did not have a meaningful impact on performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

54	SEI Institutional Managed Trust / Annual Report / September 30, 2020

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date

Multi-Asset Inflation Managed Fund, Class F	-3.41%	-1.01%	-0.82%	-1.92%

Multi-Asset Inflation Managed Fund, Class Y	-3.17%	-0.76%	-0.58%	-1.76%

Bloomberg Barclays 1-5 Year U.S. TIPS Total Return Index	5.36%	3.24%	2.59%	1.34%

Bloomberg Commodity Total Return Index	-8.20%	-4.18%	-3.09%	-7.16%

S&P 500 Index (Gross)	15.15%	12.28%	14.15%	13.38%

70/20/10 Hybrid consisting of the Bloomberg Barclays 1-5 Year U.S. TIPS Total Return Index, Bloomberg Commodity Total Return Index and S&P 500 Index (Gross)	3.85%	2.81%	2.73%	0.74%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Inflation Managed Fund, Class F and Class Y, versus a 70/20/10 Hybrid consisting of the Bloomberg Barclays 1-5 Year U.S. TIPS Total Return Index, Bloomberg Commodity Total Return Index and the S&P 500 Index (Gross).

1

For the year ended 9/30/20. Past performance is no indication of future performance. Class F shares were offered beginning 4/09/12 and Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	55

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2020 (Unaudited)

Multi-Asset Capital Stability Fund

I. Objective

The Multi-Asset Capital Stability Fund (the “Fund”) seeks to manage the risk of a loss while providing current income and an opportunity for capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2020: AllianceBernstein L.P. (AllianceBernstein) and Janus Capital Management LLC (Janus).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2020, the Multi-Asset Capital Stability Fund, Class F, returned 2.55%. The Fund’s blended benchmark—the Bloomberg Barclays 1-3 Year US Government/Credit Index (which measures the performance of investment-grade, U.S. dollar-denominated, fixed-rate Treasurys, government-related and corporate securities with maturities of 1 to 3 years) (95%) and S&P 500 Index (Gross) (which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market) (5%)—returned 4.40%.

IV. Performance Discussion

Major asset-class performance was generally positive during the prior year. Despite the meaningful declines in asset values in the first quarter of 2020 as a result of the COVID-19 pandemic, risk assets rebounded in the second and third quarters of 2020 as economies gradually reopened. As noted in the shareholder letter, both developed-market equities and emerging-market equities were positive over the reporting period. Most developed-market sovereign bonds exhibited strong performance as global interest rates declined over the period. Similar to global equities, credit held up well, with both high-yield bonds and investment-grade credit providing positive returns. Commodities were negative over the reporting period as concerns over depressed demand weighed on the asset class.

The Fund had positive absolute performance but underperformed its blended benchmark over the full reporting period. The Fund outperformed the benchmark in the fourth quarter of 2019 as its higher exposure to equities was beneficial. It then underperformed in the first quarter 2020 and modestly underperformed in the second quarter of 2020 as the sharp reversal that followed the steep decline in March was a challenge for the managers’ respective risk models. The managers’ risk models tend to perform better in periods of defined trends, while they can be challenged in markets characterized by sharp reversals. The Fund outperformed in the third quarter 2020 as its exposure to risk assets returned to more normal levels after meaningful de-risking during the first quarter.

The Fund used credit-default swaps, equity-index futures, bond-index futures, interest-rate swaps, equity options, interest-rate swaptions and currency forwards. Derivatives are primarily used to provide cost-effective exposures to the desired asset classes and had a meaningful impact on Fund performance in the period. The use of stock index futures, primarily developed-market equities used for market exposure, resulted in positive performance during the Fund’s fiscal year. Interest-rate futures and swaps also contributed to performance over the period as interest rates declined globally. Small positions in credit-default swaps, used to gain exposure to high-yield and investment-grade credit, contributed modestly to total return. Forward-currency contracts on developed-market currencies were principally used to hedge foreign-currency risk relative to the U.S. dollar. The effect of these hedges on performance was negative.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date

Multi-Asset Capital Stability Fund, Class F	2.55%	2.74%	2.29%	1.83%

Multi-Asset Capital Stability Fund, Class Y	2.64%	2.84%	2.39%	1.90%

Bloomberg Barclays 1-3 year U.S. Government/Credit Index	3.73%	2.84%	2.09%	1.62%

S&P 500 Index (Gross)	15.15%	12.28%	14.15%	13.38%

95/5 Hybrid consisting of Bloomberg Barclays 1-3 Year U.S. Government/Credit Index and S&P 500 Index (Gross)	4.40%	3.37%	2.72%	2.22%

56	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Capital Stability Fund, Class F and Class Y, versus a 95/5 Hybrid of the following indexes: the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, and the S&P 500 Index (Gross)

[1]

For the year ended 9/30/20. Past performance is not an indication of future performance. Class F shares were offered beginning 4/9/12 and Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	57

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2020

Large Cap Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK – 99.2%

Communication Services – 5.9%
Alphabet Inc, Cl A *	0.7%	9,728	$14,257
Alphabet Inc, Cl C *	0.1	1,577	2,318
Comcast Corp, Cl A	0.7	322,884	14,937
Facebook Inc, Cl A *	1.6	122,609	32,111
Verizon Communications Inc	1.0	348,594	20,738
Other Securities	1.8		37,351

			121,712

Consumer Discretionary – 12.0%
Alibaba Group Holding ADR	0.7	50,499	14,846
Amazon.com Inc, Cl A *	2.5	16,137	50,811
BorgWarner Inc	0.7	363,366	14,077
Dollar General Corp	0.6	62,630	13,128
Lowe’s Cos Inc	1.1	131,189	21,759
Ross Stores Inc	0.7	148,633	13,870
Other Securities (A)	5.7		117,047

			245,538

Consumer Staples – 7.4%
Kroger Co/The	1.3	771,150	26,150
Sysco Corp, Cl A	0.9	287,393	17,882
Unilever NV	1.1	360,186	21,755
Other Securities (A)	4.1		85,416

			151,203

Energy – 1.8%
Chevron Corp	0.6	171,525	12,350
Other Securities	1.2		24,552

			36,902

Financials – 14.1%
Bank of America Corp	1.2	1,057,602	25,478
Berkshire Hathaway Inc, Cl B *	1.2	119,081	25,357
Capital One Financial Corp	0.8	219,455	15,770
Citigroup Inc	0.8	382,822	16,503
First Republic Bank/CA	0.6	120,561	13,148
JPMorgan Chase & Co	0.6	135,358	13,031

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Markel Corp *	0.7%	14,103	$13,732
S&P Global Inc	0.7	42,177	15,209
Other Securities ‡(A)	7.5		151,045

			289,273

Health Care – 16.2%
Amgen Inc, Cl A	1.0	83,193	21,144
Becton Dickinson and Co	0.7	64,212	14,941
Bristol-Myers Squibb Co	0.7	224,491	13,535
CVS Health Corp	0.9	315,444	18,422
Danaher Corp, Cl A	0.6	57,686	12,422
Johnson & Johnson	1.7	233,859	34,817
Merck & Co Inc	1.8	432,144	35,846
Pfizer Inc	0.6	332,936	12,219
Teleflex Inc	0.6	37,086	12,625
UnitedHealth Group Inc	1.3	82,445	25,704
Zimmer Biomet Holdings Inc	0.6	97,355	13,254
Other Securities	5.7		115,943

			330,872

Industrials – 9.4%
Honeywell International Inc	1.3	158,289	26,056
Stanley Black & Decker Inc	0.7	88,404	14,339
Other Securities (A)	7.4		152,776

			193,171

Information Technology – 22.7%
Adobe Inc *	1.5	62,259	30,534
Apple Inc	3.2	560,820	64,949
Global Payments Inc	0.8	88,067	15,639
Intuit Inc	1.3	80,673	26,316
Microchip Technology Inc	1.0	196,410	20,183
Microsoft Corp	2.5	242,452	50,995
Motorola Solutions Inc	0.6	83,174	13,043
PayPal Holdings Inc *	0.9	89,171	17,569
QUALCOMM Inc	0.9	155,874	18,343
salesforce.com *	1.1	89,011	22,370
SAP SE ADR	0.7	94,600	14,740
Visa Inc, Cl A	1.4	139,382	27,872
Xilinx Inc	0.8	148,834	15,514
Other Securities	6.0		127,061

			465,128

Materials – 4.3%
Other Securities	4.3		87,800

Real Estate – 2.5%
Crown Castle International Corp ‡	1.0	125,992	20,978
Other Securities ‡	1.5		29,634

			50,612

58	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Utilities — 2.9%
NextEra Energy Inc	0.8%	55,064	$15,284
Other Securities	2.1		44,485

			59,769

Total Common Stock (Cost $1,461,671) ($ Thousands)			2,031,980

AFFILIATED PARTNERSHIP — 0.7%
SEI Liquidity Fund, L.P.
0.100% **†(B)	0.7	14,828,210	14,838

Total Affiliated Partnership (Cost $14,829) ($ Thousands)			14,838

A list of the open futures contracts held at September 30, 2020 is as follows:

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
CASH EQUIVALENT – 0.8%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	0.8%	15,549,418	$15,549

Total Cash Equivalent (Cost $15,549) ($ Thousands)			15,549

Total Investments in Securities — 100.7% (Cost $1,492,049)($ Thousands)			$2,062,367

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)

S&P 500 Index E-MINI	53	Dec-2020	$8,755	$8,883	$128

S&P Mid Cap 400 Index E-MINI	4	Dec-2020	729	742	13

			$9,484	$9,625	$141

Percentages are based on a Net Assets of $2,047,377 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2020 (see Note 10). The total market value of securities on loan at September 30, 2020, was $14,527 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2020 was $14,838 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	2,031,980	–	–	2,031,980
Affiliated Partnership	–	14,838	–	14,838
Cash Equivalent	15,549	–	–	15,549

Total Investments in Securities	2,047,529	14,838	–	2,062,367

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	141	–	–	141

Total Other Financial Instruments	141	–	–	141

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	59

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2020

Large Cap Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 29,711	$ 333,261	$ (348,138)	$ 5	$ (1)	$14,838	14,828,210	$ 286	$ —
SEI Daily Income Trust, Government Fund, Cl F	22,022	462,452	(468,925)	—	—	15,549	15,549,418	139	—

Totals	$ 51,733	$ 795,713	$ (817,063)	$ 5	$ (1)	$30,387		$ 425	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

60	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2020

Large Cap Value Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.7%

Communication Services — 7.6%
AT&T Inc	2.7%	1,174,859	$33,495
BCE Inc	1.1	325,173	13,485
Comcast Corp, Cl A	0.8	220,014	10,178
Verizon Communications Inc	1.4	298,718	17,771
Other Securities	1.6		19,478

			94,407

Consumer Discretionary — 9.5%
Best Buy Co Inc	0.6	70,456	7,841
General Motors Co	0.9	368,443	10,902
Genuine Parts Co	1.1	148,224	14,107
Lowe’s Cos Inc	0.9	69,017	11,447
PulteGroup Inc	0.8	221,581	10,257
Target Corp, Cl A	2.5	200,822	31,613
Other Securities (A)	2.7		32,207

			118,374

Consumer Staples — 9.0%
Diageo PLC ADR	0.6	58,368	8,035
Kimberly-Clark Corp	1.0	86,741	12,808
Kroger Co/The	1.2	428,225	14,521
Philip Morris International Inc	1.2	197,767	14,831
Unilever NV	0.8	172,247	10,404
Walgreens Boots Alliance Inc	0.7	227,099	8,158
Other Securities	3.5		43,883

			112,640

Energy — 4.0%
Chevron Corp	1.1	191,290	13,773
ConocoPhillips	1.0	365,716	12,010
Other Securities	1.9		24,516

			50,299

Financials — 18.2%
Bank of America Corp	1.8	947,713	22,830
Berkshire Hathaway Inc, Cl B *	0.9	51,321	10,928
Chubb Ltd	0.9	99,531	11,558
Citigroup Inc	1.8	509,423	21,961
JPMorgan Chase & Co	2.4	308,612	29,710

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Morgan Stanley	1.1%	292,933	$14,163
Truist Financial Corp	0.8	279,754	10,645
Wells Fargo & Co	0.7	347,438	8,168
Other Securities ‡(A)	7.8		97,203

			227,166

Health Care — 14.6%
Bristol-Myers Squibb Co	0.6	132,673	7,999
Eli Lilly and Co	0.7	58,043	8,592
Johnson & Johnson	2.3	195,097	29,046
Medtronic PLC	1.1	136,072	14,141
Merck & Co Inc	1.7	256,713	21,294
Novartis AG ADR	1.1	159,130	13,838
Pfizer Inc	2.4	801,968	29,432
Other Securities	4.7		57,042

			181,384

Industrials — 10.1%
3M Co	0.8	61,376	9,831
Cummins Inc	0.8	49,555	10,464
General Dynamics Corp	0.8	74,669	10,336
Johnson Controls International plc	1.5	448,493	18,321
Raytheon Technologies Corp	1.0	209,293	12,043
Siemens AG ADR (B)	1.1	197,944	13,787
Other Securities (A)	4.1		51,630

			126,412

Information Technology — 10.5%
Cisco Systems Inc	1.4	433,981	17,095
HP Inc	0.7	436,539	8,290
Intel Corp	2.6	615,695	31,881
Microsoft Corp	0.8	49,419	10,394
Oracle Corp, Cl B	0.7	151,211	9,027
Other Securities	4.3		54,764

			131,451

Materials — 6.1%
Eastman Chemical Co	0.7	107,242	8,378
Other Securities	5.4		67,605

			75,983

Real Estate — 3.1%
Healthpeak Properties Inc ‡	1.0	440,095	11,948
Welltower Inc ‡	0.9	209,752	11,555
Other Securities ‡	1.2		15,464

			38,967

Utilities — 6.0%
Duke Energy Corp	0.7	102,886	9,111
Exelon Corp	0.8	281,066	10,051
NextEra Energy Inc	2.1	92,226	25,598
Other Securities	2.4		30,272

			75,032

Total Common Stock (Cost $1,081,871) ($ Thousands)			1,232,115

SEI Institutional Managed Trust / Annual Report / September 30, 2020	61

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2020

Large Cap Value Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 0.2%
SEI Liquidity Fund, L.P.
0.100% **†(C)	0.2%	2,816,100	$2,813

Total Affiliated Partnership (Cost $2,816) ($ Thousands)			2,813

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 1.1%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	1.1%	13,610,816	$13,611

Total Cash Equivalent (Cost $13,611) ($ Thousands)			13,611

Total Investments in Securities — 100.0% (Cost $1,098,298) ($ Thousands)			$1,248,539

A list of the open futures contracts held at September 30, 2020 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
S&P 500 Index E-MINI	24	Dec-2020	$4,018	$4,022	$4

S&P Mid Cap 400 Index E-MINI	21	Dec-2020	3,919	3,897	(22)

			$7,937	$7,919	$(18)

Percentages are based on a Net Assets of $1,248,215 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2020 (see Note 10). The total market value of securities on loan at September 30, 2020 was $2,679 ($ Thousands).

(B)	Securities considered illiquid. The total value of such securities as of September 30, 2020 was $13,787 ($ Thousands) and represented 1.1% of the Net Assets of the Fund.

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2020 was $2,813 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,232,115	–	–	1,232,115
Affiliated Partnership	–	2,813	–	2,813
Cash Equivalent	13,611	–	–	13,611

Total Investments in Securities	1,245,726	2,813	–	1,248,539

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	4	–	–	4
Unrealized Depreciation	(22)	–	–	(22)

Total Other Financial Instruments	(18)	–	–	(18)

*	Futures contracts are valued at the unrealized appreciation/(depreciation) on the instrument.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

62	SEI Institutional Managed Trust / Annual Report / September 30, 2020

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 899	$ 162,180	$(160,265)	$ 3	$ (4)	$2,813	2,816,100	$132	$ —
SEI Daily Income Trust, Government Fund, Cl F	17,909	254,289	(258,587)	—	—	13,611	13,610,816	117	—

Totals	$ 18,808	$ 416,469	$(418,852)	$ 3	$ (4)	$16,424		$249	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	63

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2020

Large Cap Growth Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 99.0%

Communication Services — 11.1%
Alphabet Inc, Cl A *	2.0%	20,771	$30,442
Alphabet Inc, Cl C *	1.7	18,421	27,072
Facebook Inc, Cl A *	3.5	208,782	54,680
Netflix Inc *	0.8	26,086	13,044
Pinterest Inc, Cl A *	0.7	248,934	10,333
Sea ADR *	0.8	75,812	11,678
T-Mobile US Inc *	1.6	218,244	24,958
Other Securities	0.0		1,490

			173,697

Consumer Discretionary — 16.6%
Alibaba Group Holding ADR	2.0	105,731	31,083
Amazon.com Inc, Cl A *	7.0	34,997	110,196
AutoZone Inc *	1.4	18,115	21,333
Lennar Corp, Cl A	0.6	113,243	9,250
Lowe’s Cos Inc	1.5	137,178	22,752
Lululemon Athletica Inc *	0.7	34,643	11,410
NIKE Inc, Cl B	0.7	91,789	11,523
Tesla Inc *	0.9	32,995	14,155
TJX Cos Inc/The	0.8	218,854	12,179
Other Securities	1.0		16,902

			260,783

Consumer Staples — 4.2%
Colgate-Palmolive Co	0.7	135,082	10,422
PepsiCo Inc	1.5	173,227	24,009
Procter & Gamble Co/The	0.8	94,377	13,117
Other Securities	1.2		18,625

			66,173

Financials — 4.6%
Moody’s Corp	1.2	63,407	18,378
MSCI Inc, Cl A	0.8	34,227	12,211
S&P Global Inc	0.8	34,065	12,284
Other Securities	1.8		29,203

			72,076

Health Care — 14.0%
Abbott Laboratories	0.6	77,879	8,476

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Becton Dickinson and Co	0.9%	58,324	$13,571
Boston Scientific Corp *	0.8	307,465	11,748
Danaher Corp, Cl A	1.5	107,411	23,129
Johnson & Johnson	0.9	98,442	14,656
Merck & Co Inc	1.1	208,359	17,283
Mettler-Toledo International Inc *	0.7	11,254	10,869
UnitedHealth Group Inc	2.7	136,542	42,570
Vertex Pharmaceuticals Inc *	0.9	48,811	13,283
Other Securities (A)	3.9		64,033

			219,618

Industrials — 4.3%
Carrier Global Corp	0.6	295,271	9,018
Union Pacific Corp	0.7	56,446	11,113
Other Securities	3.0		47,038

			67,169

Information Technology — 41.9%
Adobe Inc *	2.5	81,146	39,796
Analog Devices Inc	0.8	106,750	12,462
Apple Inc	8.0	1,086,832	125,866
Applied Materials Inc	1.2	317,267	18,862
Broadcom Inc	0.8	35,451	12,916
Fidelity National Information Services Inc, Cl B	1.5	161,040	23,707
Fiserv Inc, Cl A *	0.7	102,816	10,595
Intuit Inc	1.0	48,626	15,862
Mastercard Inc, Cl A	2.2	102,843	34,778
Microsoft Corp	8.8	656,625	138,108
NVIDIA Corp	1.1	32,045	17,343
NXP Semiconductors NV	1.0	121,801	15,202
Oracle Corp, Cl B	1.2	303,871	18,141
PayPal Holdings Inc *	1.7	137,809	27,153
salesforce.com *	1.6	101,213	25,437
ServiceNow Inc *	0.8	25,095	12,171
Visa Inc, Cl A (A)	2.5	195,250	39,044
Other Securities	4.5		70,783

			658,226

Materials — 2.0%
Sherwin-Williams Co/The, Cl A	1.5	32,881	22,909
Other Securities	0.5		8,211

			31,120

Real Estate — 0.3%
Other Securities ‡	0.3		5,458

Total Common Stock (Cost $780,356) ($ Thousands)			1,554,320

64	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 0.6%
SEI Liquidity Fund, L.P.
0.100% **†(B)	0.6%	9,034,939	$9,033

Total Affiliated Partnership (Cost $9,035) ($ Thousands)			9,033

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.0%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	1.0%	15,423,741	$15,424

Total Cash Equivalent (Cost $15,424) ($ Thousands)			15,424

Total Investments in Securities — 100.6% (Cost $804,815)($ Thousands)			$1,578,777

A list of the open futures contracts held at September 30, 2020 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI	77	Dec-2020	$12,656	$12,905	$249

Percentages are based on Net Assets of $1,569,980 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2020.

†	Investment in Affiliated Security (See Note 6).

‡	Real Estate Investment Trust.

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2020 (See Note 10). The total market value of securities on loan at September 30, 2020 was $8,910 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (See Note 10). The total market value of such securities as of September 30, 2020 was $9,033 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments and other financial instrument carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,554,320	–	–	1,554,320
Affiliated Partnership	–	9,033	–	9,033
Cash Equivalent	15,424	–	–	15,424

Total Investments in Securities	1,569,744	9,033	–	1,578,777

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	249	–	–	249

Total Other Financial Instruments	249	–	–	249

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 5,992	$ 219,406	$ (216,371)	$ 10	$ (4)	$ 9,033	9,034,939	$ 92	$ —
SEI Daily Income Trust, Government Fund, Cl F	16,366	340,685	(341,627)	—	—	15,424	15,423,741	108	—

Totals	$ 22,358	$ 560,091	$ (557,998)	$ 10	$ (4)	$ 24,457		$ 200	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	65

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2020

Large Cap Index Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.8%

Communication Services — 10.0%
Alphabet Inc, Cl A *	1.4%	6,622	$9,705
Alphabet Inc, Cl C *	1.4	6,537	9,607
AT&T Inc	0.6	156,829	4,471
Comcast Corp, Cl A	0.6	99,643	4,609
Facebook Inc, Cl A *	2.0	52,874	13,848
Netflix Inc *	0.6	9,387	4,694
Verizon Communications Inc	0.8	91,129	5,421
Walt Disney Co/The	0.7	39,777	4,936
Other Securities	1.9		13,555

			70,846

Consumer Discretionary — 12.0%
Amazon.com Inc, Cl A *	4.2	9,340	29,409
Home Depot Inc/The	0.9	23,635	6,564
Lowe’s Cos Inc	0.4	16,615	2,756
McDonald’s Corp	0.5	16,326	3,583
NIKE Inc, Cl B	0.5	26,643	3,345
Tesla Inc *	1.0	16,310	6,997
Other Securities (A)	4.5		32,249

			84,903

Consumer Staples — 6.3%
Coca-Cola Co/The	0.6	84,964	4,195
Costco Wholesale Corp	0.5	9,675	3,435
PepsiCo Inc	0.6	30,551	4,234
Procter & Gamble Co/The	1.0	53,674	7,460
Walmart Inc	0.6	30,694	4,294
Other Securities	3.0		21,057

			44,675

Energy — 1.9%
Chevron Corp	0.4	41,087	2,958
Exxon Mobil Corp	0.5	93,069	3,195
Other Securities (A)	1.0		7,218

			13,371

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Financials — 9.4%
Bank of America Corp	0.6%	170,092	$4,098
Berkshire Hathaway Inc, Cl B *	1.3	42,139	8,973
JPMorgan Chase & Co	0.9	66,608	6,412
SEI Investments Co †	0.0	2,500	127
Other Securities ‡(B)	6.6		46,689

			66,299

Health Care — 13.9%
Abbott Laboratories	0.6	37,966	4,132
AbbVie Inc	0.5	38,761	3,395
Amgen Inc, Cl A	0.5	12,983	3,300
Bristol-Myers Squibb Co	0.4	49,742	2,999
Danaher Corp, Cl A	0.4	13,774	2,966
Johnson & Johnson	1.2	58,053	8,643
Medtronic PLC	0.4	29,479	3,063
Merck & Co Inc	0.7	55,514	4,605
Pfizer Inc	0.7	122,262	4,487
Thermo Fisher Scientific Inc	0.5	8,649	3,819
UnitedHealth Group Inc	0.9	20,760	6,472
Other Securities	7.1		50,023

			97,904

Industrials — 8.4%
Union Pacific Corp	0.4	14,879	2,929
Other Securities (A)	8.0		56,586

			59,515

Information Technology — 27.4%
Accenture PLC, Cl A	0.5	14,050	3,175
Adobe Inc *	0.7	10,578	5,188
Apple Inc	5.8	355,412	41,160
Broadcom Inc	0.5	8,598	3,132
Cisco Systems Inc	0.5	93,376	3,678
Intel Corp	0.7	93,191	4,825
Mastercard Inc, Cl A	0.9	19,373	6,551
Microsoft Corp	4.9	164,876	34,678
NVIDIA Corp	1.0	12,997	7,034
PayPal Holdings Inc *	0.7	25,804	5,084
QUALCOMM Inc	0.4	24,690	2,906
salesforce.com Inc *	0.7	19,003	4,776
Texas Instruments Inc	0.4	20,176	2,881
Visa Inc, Cl A	1.1	37,142	7,427
Other Securities	8.6		61,072

			193,567

Materials — 2.6%
Other Securities (A)	2.6		18,662

Real Estate — 3.1%
Other Securities ‡(A)	3.1		21,571

66	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Utilities — 2.8%
NextEra Energy Inc	0.4%	10,794	$2,996
Other Securities	2.4		16,579

			19,575

Total Common Stock (Cost $578,777) ($ Thousands)			690,888

AFFILIATED PARTNERSHIP — 0.1%
SEI Liquidity Fund, L.P.
0.100% **†(C)	0.1	923,607	924

Total Affiliated Partnership (Cost $924) ($ Thousands)			924

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 2.1%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	2.1%	14,553,403	$14,553

Total Cash Equivalent (Cost $14,553) ($ Thousands)			14,553

Total Investments in Securities — 100.0% (Cost $594,254)($ Thousands)			$706,365

A list of the open futures contracts held by the Fund at September 30, 2020 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)

S&P 500 Index E-MINI	91	Dec-2020	$15,166	$15,252	$86

S&P Mid Cap 400 Index E-MINI	6	Dec-2020	1,109	1,113	4

			$16,275	$16,365	$90

Percentages are based on a Net Assets of $706,457 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2020 (see Note 10). The total market value of securities on loan at September 30, 2020, was $901 ($ Thousands).

(B)	Security is a Master Limited Partnership. At September 30, 2020, such securities amounted to $83 ($ Thousands), or 0.0% of the Net Assets of the Fund (See Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2020 was $924 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	67

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2020

Large Cap Index Fund (Concluded)

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	690,888	–	–	690,888
Affiliated Partnership	–	924	–	924
Cash Equivalent	14,553	–	–	14,553

Total Investments in Securities	705,441	924	–	706,365

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	90	–	–	90

Total Other Financial Instruments	90	–	–	90

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Investment Co	$ 124	$ 41	$ (15)	$ (5)	$ (18)	$ 127	2,500	$ 2	$ —
SEI Liquidity Fund, L.P.	710	9,543	(9,329)	—	—	924	923,607	14	—
SEI Daily Income Trust, Government Fund, Cl F	15,765	174,599	(175,811)	—	—	14,553	14,553,403	158	—

Totals	$ 16,599	$ 184,183	$ (185,155)	$ (5)	$ (18)	$ 15,604		$ 174	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

68	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Managed Large Cap Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 99.3%

Communication Services — 5.3%
Alphabet Inc, Cl A *	1.0%	26,214	$38,419
Alphabet Inc, Cl C *	0.9	22,848	33,577
AT&T Inc	0.8	1,034,083	29,482
Facebook Inc, Cl A *	0.9	135,757	35,555
Other Securities (A)	1.7		64,820

			201,853

Consumer Discretionary — 12.0%
Amazon.com Inc, Cl A *	1.6	18,448	58,088
Dollar General Corp	1.3	235,180	49,298
Lowe’s Cos Inc	1.4	328,236	54,441
NIKE Inc, Cl B	1.2	357,743	44,911
Ross Stores Inc	0.6	243,090	22,685
Target Corp, Cl A	0.8	185,748	29,240
Other Securities (A)	5.1		192,866

			451,529

Consumer Staples — 9.7%
Kimberly-Clark Corp	0.6	166,165	24,536
Kroger Co/The	1.0	1,115,528	37,828
PepsiCo Inc	0.9	238,706	33,085
Philip Morris International Inc	1.0	500,557	37,537
Procter & Gamble Co/The	0.9	233,806	32,497
Unilever NV	1.2	731,480	44,181
Walmart Inc	0.6	163,857	22,925
Other Securities	3.5		134,865

			367,454

Energy — 1.8%
Other Securities	1.8		67,126

Financials — 15.5%
Bank of America Corp	1.0	1,550,747	37,357
JPMorgan Chase & Co	1.2	478,943	46,108
Moody’s Corp	2.2	288,575	83,643

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
MSCI Inc, Cl A	1.1%	114,462	$40,838
Other Securities ‡(A)	10.0		378,012

			585,958

Health Care — 16.6%
Amgen Inc, Cl A	1.0	145,948	37,094
Becton Dickinson and Co	0.7	113,758	26,469
CVS Health Corp	0.6	409,664	23,924
Eli Lilly and Co	0.7	169,143	25,037
IDEXX Laboratories Inc *	0.6	56,807	22,331
Johnson & Johnson	2.5	629,906	93,780
Merck & Co Inc	1.3	605,640	50,238
Mettler-Toledo International Inc *	0.7	28,371	27,399
Pfizer Inc	0.8	850,751	31,223
UnitedHealth Group Inc	1.6	191,280	59,635
Other Securities	6.1		231,695

			628,825

Industrials — 8.4%
Graco Inc	0.9	542,313	33,271
Roper Technologies Inc	0.7	67,713	26,754
Siemens AG ADR (A)(B)	0.6	311,780	21,715
WW Grainger Inc	0.6	64,211	22,909
Other Securities	5.6		212,827

			317,476

Information Technology — 21.8%
Adobe Inc *	1.7	132,912	65,184
Apple Inc	3.3	1,066,256	123,483
Applied Materials Inc	0.7	438,038	26,041
Cisco Systems Inc	0.8	758,449	29,875
Intel Corp	0.9	631,741	32,712
Intuit Inc	1.4	156,005	50,890
Mastercard Inc, Cl A	1.7	193,391	65,399
Microchip Technology Inc	0.7	272,207	27,972
Microsoft Corp	2.7	486,353	102,295
Oracle Corp, Cl B	0.8	512,747	30,611
SAP SE ADR (A)	0.6	154,915	24,137
Visa Inc, Cl A	1.5	275,684	55,129
Other Securities	5.0		188,988

			822,716

Materials — 4.6%
Linde PLC	0.8	123,959	29,518
Sherwin-Williams Co/The, Cl A	1.2	66,555	46,372
Other Securities	2.6		96,205

			172,095

Real Estate — 2.1%
American Tower Corp, Cl A ‡	0.7	102,168	24,697
Other Securities ‡	1.4		53,655

			78,352

SEI Institutional Managed Trust / Annual Report / September 30, 2020	69

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Managed Large Cap Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Utilities — 1.5%
NextEra Energy Inc	0.6%	83,727	$23,239
Other Securities	0.9		35,181

			58,420

Total Common Stock (Cost $1,765,370) ($ Thousands)			3,751,804

AFFILIATED PARTNERSHIP — 1.3%
SEI Liquidity Fund, L.P.
0.100% **†(C)	1.3	48,569,484	48,578

Total Affiliated Partnership (Cost $48,579) ($ Thousands)			48,578

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 0.6%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	0.6%	21,667,627	$21,668

Total Cash Equivalent (Cost $21,668) ($ Thousands)			21,668

Total Investments in Securities — 101.2% (Cost $1,835,617)($ Thousands)			$3,822,050

A list of the open futures contracts held by the Fund at September 30, 2020 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)

S&P 500 Index E-MINI	40	Dec-2020	$6,545	$6,704	$159

S&P Mid Cap 400 Index E-MINI	2	Dec-2020	363	371	8

			$6,908	$7,075	$167

Percentages are based on a Net Assets of $3,777,369 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2020 (see Note 10). The total market value of securities on loan at September 30, 2020, was $47,399 ($ Thousands).

(B)	Securities considered illiquid. The total value of such securities as of September 30, 2020 was $21,715 ($ Thousands) and represented 0.6% of the Net Assets of the Fund.

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2020 was $48,578 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

MSCI — Morgan Stanley Capital International

PLC — Public Limited Company

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments carried and other financial instruments at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	3,751,804	–	–	3,751,804
Affiliated Partnership	–	48,578	–	48,578
Cash Equivalent	21,668	–	–	21,668

Total Investments in Securities	3,773,472	48,578	–	3,822,050

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	167	–	–	167

Total Other Financial Instruments	167	–	–	167

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

70	SEI Institutional Managed Trust / Annual Report / September 30, 2020

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 39,146	$ 534,002	$ (524,566)	$ —	$ (4)	$ 48,578	48,569,484	$ 765	$ —
SEI Daily Income Trust, Government Fund, Cl F	34,813	606,098	(619,243)	—	—	21,668	21,667,627	161	—

Totals	$ 73,959	$ 1,140,100	$ (1,143,809)	$ —	$ (4)	$ 70,246		$ 926	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	71

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2020

S&P 500 Index Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.2%

Communication Services — 10.6%
Alphabet Inc, Cl A *	1.6%	9,040	$13,249
Alphabet Inc, Cl C *	1.5	8,809	12,946
AT&T Inc	0.7	213,493	6,087
Comcast Corp, Cl A	0.8	136,596	6,319
Facebook Inc, Cl A *	2.2	71,990	18,854
Netflix Inc *	0.8	13,200	6,600
Verizon Communications Inc	0.9	123,996	7,377
Walt Disney Co/The	0.8	54,093	6,712
Other Securities	1.3		12,058

			90,202

Consumer Discretionary — 11.4%
Amazon.com Inc, Cl A *	4.7	12,748	40,140
Home Depot Inc/The	1.1	32,231	8,951
Lowe’s Cos Inc	0.4	22,649	3,757
McDonald’s Corp	0.6	22,255	4,885
NIKE Inc, Cl B	0.6	37,223	4,673
Other Securities	4.0		34,036

			96,442

Consumer Staples — 6.9%
Coca-Cola Co/The	0.7	115,849	5,720
Costco Wholesale Corp	0.5	13,218	4,692
PepsiCo Inc	0.7	41,459	5,746
Procter & Gamble Co/The	1.2	74,545	10,361
Walmart Inc	0.7	41,556	5,814
Other Securities	3.1		26,217

			58,550

Energy — 2.0%
Chevron Corp	0.5	55,923	4,026
Exxon Mobil Corp	0.5	126,646	4,348
Other Securities	1.0		8,787

			17,161

Financials — 9.5%
Bank of America Corp	0.7	228,445	5,503
Berkshire Hathaway Inc, Cl B *	1.5	59,363	12,641

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
JPMorgan Chase & Co	1.0%	91,276	$8,787
Other Securities	6.3		53,763

			80,694

Health Care — 14.0%
Abbott Laboratories	0.7	52,999	5,768
AbbVie Inc	0.5	52,750	4,620
Amgen Inc, Cl A	0.5	17,522	4,453
Bristol-Myers Squibb Co	0.5	67,397	4,063
Danaher Corp, Cl A	0.5	18,896	4,069
Johnson & Johnson	1.4	78,854	11,740
Medtronic PLC	0.5	40,272	4,185
Merck & Co Inc	0.7	75,776	6,286
Pfizer Inc	0.7	166,456	6,109
Thermo Fisher Scientific Inc	0.6	11,869	5,240
UnitedHealth Group Inc	1.0	28,428	8,863
Other Securities	6.4		53,291

			118,687

Industrials — 8.1%
Union Pacific Corp	0.5	20,374	4,011
Other Securities (A)	7.6		65,075

			69,086

Information Technology — 27.6%
Accenture PLC, Cl A	0.5	19,049	4,305
Adobe Inc *	0.8	14,375	7,050
Apple Inc	6.6	481,362	55,746
Broadcom Inc	0.5	12,046	4,389
Cisco Systems Inc	0.6	126,761	4,993
Intel Corp	0.8	127,397	6,597
Mastercard Inc, Cl A	1.1	26,474	8,953
Microsoft Corp	5.6	226,615	47,664
NVIDIA Corp	1.2	18,512	10,019
PayPal Holdings Inc *	0.8	35,149	6,925
QUALCOMM Inc	0.5	33,754	3,972
salesforce.com Inc *	0.8	27,223	6,842
Texas Instruments Inc	0.5	27,466	3,922
Visa Inc, Cl A	1.2	50,476	10,094
Other Securities	6.1		53,362

			234,833

Materials — 2.6%
Linde PLC	0.4	15,720	3,743
Other Securities (A)	2.2		18,151

			21,894

Real Estate — 2.6%
Other Securities ‡	2.6		22,085

Utilities — 2.9%
NextEra Energy Inc	0.5	14,620	4,058
Other Securities	2.4		20,739

			24,797

Total Common Stock (Cost $273,119) ($ Thousands)			834,431

72	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 0.0%
SEI Liquidity Fund, L.P.
0.100% **†(B)	0.0%	349,021	$349

Total Affiliated Partnership (Cost $349) ($ Thousands)			349

CASH EQUIVALENT — 1.5%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	1.5	12,427,603	12,428

Total Cash Equivalent (Cost $12,428) ($ Thousands)			12,428

Total Investments in Securities — 99.7% (Cost $285,896)($ Thousands)			$847,208

A list of the open futures contracts held by the Fund at September 30, 2020 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI	95	Dec-2020	$15,858	$15,922	$64

  Percentages are based on a Net Assets of $850,084 ($ Thousands).

*	Non-income producing security.

** The rate reported is the 7-day effective yield as of September 30, 2020.

‡ Real Estate Investment Trust.

† Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2020 (see Note 10). The total market value of securities on loan at September 30, 2020, was $345 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (See Note 10). The total market value of such securities as of September 30, 2020 was $349 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	834,431	–	–	834,431
Affiliated Partnership	–	349	–	349
Cash Equivalent	12,428	–	–	12,428

Total Investments in Securities	846,859	349	–	847,208

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	64	–	–	64

Total Other Financial Instruments	64	–	–	64

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	73

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2020

S&P 500 Index Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ —	$ 59,268	$ (58,922)	$ 3	$ —	$ 349	349,021	$ 13	$ —
SEI Daily Income Trust, Government Fund, Cl F	8,999	243,016	(239,587)	—	—	12,428	12,427,603	100	—

Totals	$ 8,999	$ 302,284	$(298,509)	$ 3	$ —	$12,777		$ 113	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

74	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2020

Small Cap Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.3%

Communication Services — 2.5%
Cinemark Holdings Inc	0.3%	168,949	$1,690
Cogent Communications Holdings Inc	0.4	35,610	2,138
Other Securities	1.8		9,307

			13,135

Consumer Discretionary — 16.3%
Aaron’s Inc	0.3	31,212	1,768
American Eagle Outfitters Inc	1.0	359,855	5,329
Bloomin’ Brands Inc	0.7	233,293	3,562
Cheesecake Factory Inc/The (A)	0.4	75,616	2,098
Dave & Buster’s Entertainment Inc (A)	0.8	269,222	4,081
Domino’s Pizza Inc	0.3	3,944	1,677
Modine Manufacturing Co *	0.7	577,653	3,610
Murphy USA Inc *	0.5	22,125	2,838
Pool Corp	0.3	5,541	1,854
Taylor Morrison Home Corp, Cl A *	0.4	78,143	1,922
Tractor Supply Co	0.3	11,935	1,711
Urban Outfitters Inc *	0.5	118,277	2,461
Other Securities (A)	10.1		53,274

			86,185

Consumer Staples — 6.0%
BJ’s Wholesale Club Holdings Inc *	0.4	53,890	2,239
Darling Ingredients Inc *	0.7	97,685	3,520
TreeHouse Foods Inc *	0.4	45,935	1,862
Other Securities (A)	4.5		24,263

			31,884

Energy — 1.7%
Cabot Oil & Gas Corp	0.4	113,626	1,973

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Cimarex Energy Co	0.4%	73,665	$1,792
Other Securities	0.9		5,043

			8,808

Financials — 17.1%
American Equity Investment Life Holding Co	0.8	194,140	4,269
Argo Group International Holdings Ltd	0.5	73,345	2,525
BankUnited Inc	0.8	191,392	4,193
CNO Financial Group Inc	0.8	270,110	4,332
Cohen & Steers Inc	0.4	34,837	1,942
FactSet Research Systems Inc	0.3	5,251	1,758
First Commonwealth Financial Corp	0.4	232,903	1,803
First Horizon National Corp	1.2	669,709	6,315
FNB Corp/PA	0.7	566,502	3,841
Lincoln National Corp	0.5	83,081	2,603
TCF Financial Corp	0.8	182,070	4,253
Umpqua Holdings Corp	0.7	353,088	3,750
Other Securities ‡(A)	9.2		48,860

			90,444

Health Care — 14.1%
AMN Healthcare Services Inc *	0.6	50,618	2,959
Ensign Group Inc/The	0.5	48,105	2,745
Integra LifeSciences Holdings Corp *	0.5	59,377	2,804
Prestige Consumer Healthcare Inc, Cl A *	0.3	49,013	1,785
ResMed Inc	0.3	9,806	1,681
STERIS PLC	0.3	10,048	1,770
Other Securities (A)	11.6		61,235

			74,979

Industrials — 15.1%
BWX Technologies Inc, Cl W	0.5	48,858	2,751
JetBlue Airways Corp *	0.6	259,502	2,940
Tetra Tech Inc	0.5	26,101	2,493
WESCO International Inc *	0.7	86,219	3,795
Other Securities (A)	12.8		68,040

			80,019

Information Technology — 14.1%
J2 Global Inc *	0.6	46,884	3,245
ManTech International Corp/ VA, Cl A	0.5	39,653	2,731
NCR Corp *	0.6	141,392	3,130
Power Integrations Inc	0.4	34,539	1,913
Super Micro Computer Inc *	0.7	145,632	3,845
Other Securities (A)	11.3		59,978

			74,842

Materials — 5.2%
B2Gold Corp	0.4	300,639	1,960

SEI Institutional Managed Trust / Annual Report / September 30, 2020	75

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2020

Small Cap Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Commercial Metals Co, Cl A	0.8%	220,463	$4,405
Other Securities	4.0		21,080

			27,445

Real Estate — 3.2%
Other Securities ‡(A)	3.2		16,881

Utilities — 3.0%
Algonquin Power & Utilities Corp	0.3	115,967	1,686
Portland General Electric Co	0.5	71,796	2,549
Other Securities	2.2		11,687

			15,922

Total Common Stock (Cost $460,141) ($ Thousands)			520,544

EXCHANGE TRADED FUND — 0.2%
Other Securities	0.2		1,209

Total Exchange Traded Fund (Cost $1,174) ($ Thousands)			1,209

AFFILIATED PARTNERSHIP — 2.7%
SEI Liquidity Fund, L.P.
0.100% **†(B)	2.7	14,413,020	14,415

Total Affiliated Partnership
(Cost $14,413) ($ Thousands)			14,415

CASH EQUIVALENT — 1.8%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	1.8	9,347,352	9,347

Total Cash Equivalent (Cost $9,347) ($ Thousands)			9,347

Total Investments in Securities — 103.0% (Cost $485,075)($ Thousands)			$545,515

  Percentages are based on a Net Assets of $529,522 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2020 (see Note 10). The total market value of securities on loan at September 30, 2020, was $14,063 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2020 was $14,415 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	520,544	–	–	520,544
Exchange Traded Fund	1,209	–	–	1,209
Affiliated Partnership	–	14,415	–	14,415
Cash Equivalent	9,347	–	–	9,347

Total Investments in Securities	531,100	14,415	–	545,515

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

76	SEI Institutional Managed Trust / Annual Report / September 30, 2020

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 16,900	$155,637	$ (158,126)	$1	$ 3	$14,415	14,413,020	$241	$—
SEI Daily Income Trust, Government Fund, Cl F	13,698	252,002	(256,353)	—	—	9,347	9,347,352	87	—

Totals	$ 30,598	$ 407,639	$ (414,479)	$1	$ 3	$23,762		$328	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	77

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2020

Small Cap Value Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.1%

Communication Services — 2.1%
Nexstar Media Group Inc, Cl A	1.3%	42,752	$3,845
Other Securities	0.8		2,449

			6,294

Consumer Discretionary — 11.9%
American Eagle Outfitters Inc	0.7	144,015	2,133
Bloomin’ Brands Inc	0.5	107,260	1,638
Dave & Buster’s Entertainment Inc (A)	0.6	118,261	1,793
Dick’s Sporting Goods Inc	0.6	28,424	1,645
Lithia Motors Inc, Cl A	1.2	15,520	3,538
Meritage Homes Corp *	1.0	26,749	2,953
Modine Manufacturing Co *	0.6	265,658	1,660
Other Securities (A)	6.7		19,952

			35,312

Consumer Staples — 2.5%
Hostess Brands Inc, Cl A *	1.1	253,749	3,129
Other Securities	1.4		4,200

			7,329

Energy — 1.9%
Other Securities (B)	1.9		5,714

Financials — 20.7%
American Equity Investment Life Holding Co	0.6	86,441	1,901
BankUnited Inc	0.8	105,472	2,311
BGC Partners Inc, Cl A	0.5	634,022	1,522
CNO Financial Group Inc	1.3	234,541	3,762
Columbia Banking System Inc	0.9	108,476	2,587
First Horizon National Corp	0.7	227,664	2,147
OFG Bancorp	0.5	128,092	1,596
Pacific Premier Bancorp Inc	0.6	89,692	1,806
PacWest Bancorp	1.0	170,108	2,905
Starwood Property Trust Inc ‡	0.9	187,229	2,825

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
TCF Financial Corp	0.9%	108,472	$2,534
Other Securities ‡(A)	12.0		35,824

			61,720

Health Care — 6.9%
Change Healthcare Inc *	1.1	216,723	3,145
Ligand Pharmaceuticals Inc *(A)	1.3	41,692	3,974
Syneos Health Inc, Cl A *	1.1	59,017	3,137
Other Securities (A)	3.4		10,237

			20,493

Industrials — 15.3%
Atlas Air Worldwide Holdings Inc *	0.5	25,060	1,526
BWX Technologies Inc, Cl W	1.2	62,885	3,541
Colfax Corp *	1.2	117,483	3,684
JetBlue Airways Corp *	0.6	150,498	1,705
Kaman Corp, Cl A	0.6	43,720	1,704
KAR Auction Services Inc	0.9	192,054	2,766
Teledyne Technologies Inc *	0.6	6,369	1,976
Trinity Industries Inc	0.8	117,409	2,290
WESCO International Inc *	0.9	59,495	2,619
Other Securities	8.0		23,828

			45,639

Information Technology — 13.0%
ACI Worldwide Inc *	1.8	201,134	5,256
Diodes Inc *	0.6	30,003	1,694
Insight Enterprises Inc *	0.6	29,358	1,661
J2 Global Inc *	1.8	78,702	5,448
NCR Corp *	0.6	82,334	1,823
Silicon Motion Technology Corp ADR	1.0	80,722	3,050
Super Micro Computer Inc *	0.5	58,688	1,549
Sykes Enterprises Inc *	0.5	43,624	1,492
Verint Systems Inc *	1.0	62,377	3,005
Other Securities (A)	4.6		13,766

			38,744

Materials — 9.6%
Ashland Global Holdings Inc	0.9	38,976	2,764
Axalta Coating Systems Ltd *	0.8	111,577	2,474
Commercial Metals Co, Cl A	0.7	98,000	1,958
FMC Corp	2.2	60,250	6,381
Silgan Holdings Inc	2.1	169,569	6,235
Other Securities	2.9		8,649

			28,461

Real Estate — 9.4%
Gaming and Leisure Properties Inc ‡	1.4	113,255	4,183
Howard Hughes Corp/The *	0.8	40,061	2,308
Invitation Homes Inc ‡	0.5	55,234	1,546
Medical Properties Trust Inc ‡	1.8	299,094	5,273
Other Securities ‡(A)	4.9		14,666

			27,976

78	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Utilities — 1.8%
Other Securities (A)	1.8%		$5,460

Total Common Stock (Cost $292,816) ($ Thousands)			283,142

AFFILIATED PARTNERSHIP — 2.6%
SEI Liquidity Fund, L.P.
0.100% **†(C)	2.6	7,685,808	7,690

Total Affiliated Partnership (Cost $7,686) ($ Thousands)			7,690

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 4.6%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	4.6%	13,795,369	$13,795

Total Cash Equivalent (Cost $13,795) ($ Thousands)			13,795

Total Investments in Securities — 102.3% (Cost $314,297)($ Thousands)			$304,627

A list of the open futures contracts held at September 30, 2020 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Russell 2000 Index E-MINI	54	Dec-2020	$4,069	$4,062	$(7)

Percentages are based on Net Assets of $297,647 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (See Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2020 (see Note 10). The total market value of securities on loan at September 30, 2020 was $7,551 ($ Thousands).

(B)	Security is a Master Limited Partnership. At September 30, 2020, such securities amounted to $1,090 ($ Thousands), or 0.4% of the Net Assets of the Fund (see Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2020 was $7,690 ($ Thousands).

ADR	— American Depositary Receipt

Cl	— Class

L.P.	— Limited Partnership

PLC	— Public Limited Company

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	283,142	–	–	283,142
Affiliated Partnership	–	7,690	–	7,690
Cash Equivalent	13,795	–	–	13,795

Total Investments in Securities	296,937	7,690	–	304,627

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(7)	–	–	(7)

Total Other Financial Instruments	(7)	–	–	(7)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	79

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2020

Small Cap Value Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 8,496	$ 58,862	$ (59,670)	$ —	$ 2	$ 7,690	7,685,808	$ 109	$ —
SEI Daily Income Trust, Government Fund, Cl F	16,059	75,670	(77,934)	—	—	13,795	13,795,369	92	—

Totals	$ 24,555	$134,532	$ (137,604)	$ —	$ 2	$21,485		$ 201	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

80	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2020

Small Cap Growth Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.3%

Communication Services — 1.4%
Bandwidth Inc, Cl A *	0.5%	9,975	$1,741
Other Securities	0.9		2,945

			4,686

Consumer Discretionary — 15.5%
Deckers Outdoor Corp *	0.6%	9,038	1,988
Meritage Homes Corp *	0.7	20,577	2,271
Penn National Gaming Inc *	0.4	19,635	1,427
RH *	0.5	4,316	1,651
Sally Beauty Holdings Inc *	0.6	210,579	1,830
Shutterstock Inc	0.6	36,144	1,881
Skechers USA Inc, Cl A *	0.7	73,933	2,234
Sportsman’s Warehouse Holdings Inc *	0.4	96,672	1,383
Wingstop Inc, Cl A	0.4	10,047	1,373
Other Securities (A)	10.6		34,157

			50,195

Consumer Staples — 2.8%
BJ’s Wholesale Club Holdings Inc *	0.6	43,239	1,797
Other Securities (A)	2.2		7,164

			8,961

Energy — 1.8%
Renewable Energy Group Inc *	0.6	35,299	1,886
Other Securities (A)	1.2		4,080

			5,966

Financials — 8.3%
Artisan Partners Asset Management Inc, Cl A	0.5	44,561	1,737
Mr Cooper Group Inc *	0.6	84,449	1,885
PennyMac Financial Services Inc	0.5	28,785	1,673
Other Securities ‡(A)(B)(C)(D)	6.7		21,551

			26,846

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Health Care — 29.8%
BioTelemetry Inc *	0.7%	49,113	$2,239
Castle Biosciences Inc *	0.5	31,149	1,603
Emergent BioSolutions *	0.5	16,402	1,695
Halozyme Therapeutics Inc *	0.6	70,929	1,864
Immunomedics Inc *	0.9	33,261	2,828
Merit Medical Systems Inc *	0.6	42,848	1,864
Pacira BioSciences Inc *	0.5	27,166	1,633
Quidel Corp *	0.7	10,221	2,242
Repligen Corp *	0.5	11,435	1,687
Silk Road Medical Inc *	0.5	25,645	1,724
Syneos Health Inc, Cl A *	0.5	30,987	1,647
Ultragenyx Pharmaceutical Inc *	0.5	17,638	1,450
Veracyte Inc *	0.7	67,933	2,207
Other Securities (A)(C)	22.1		72,121

			96,804

Industrials — 17.8%
ABM Industries Inc	0.6	52,218	1,914
Atlas Air Worldwide Holdings Inc *	0.4	22,605	1,377
Builders FirstSource Inc *	0.5	53,762	1,754
Clean Harbors Inc *	0.5	30,842	1,728
Heritage-Crystal Clean Inc *	0.5	131,798	1,759
John Bean Technologies Corp, Cl A	0.5	18,213	1,674
Matson Inc	0.6	45,498	1,824
Middleby Corp/The *	0.4	15,229	1,366
Ritchie Bros Auctioneers Inc	0.9	47,496	2,814
Sunrun Inc *(A)	0.5	18,657	1,438
Tennant Co	0.5	24,885	1,502
TriNet Group Inc *	1.1	62,519	3,709
UFP Industries Inc	0.5	25,745	1,455
Other Securities (A)	10.3		33,445

			57,759

Information Technology — 14.7%
2U Inc *	0.6	53,562	1,814
Benefitfocus Inc *	0.5	133,134	1,491
Digital Turbine Inc *	0.6	60,547	1,982
Echo Global Logistics Inc *	0.4	56,205	1,449
InnerWorkings Inc *	0.5	588,033	1,758
Pluralsight Inc, Cl A *	0.4	79,391	1,360
Tenable Holdings Inc *	0.5	38,671	1,460
Other Securities (A)(B)	11.2		36,449

			47,763

Materials — 2.4%
Ranpak Holdings Corp, Cl A *	0.6	207,115	1,972
Other Securities	1.8		5,823

			7,795

Real Estate — 2.9%
Redfin Corp *	0.6	38,191	1,907
Other Securities ‡	2.3		7,655

			9,562

SEI Institutional Managed Trust / Annual Report / September 30, 2020	81

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2020

Small Cap Growth Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Utilities — 0.9%
Other Securities	0.9%		$3,056

Total Common Stock (Cost $275,302) ($ Thousands)			319,393

AFFILIATED PARTNERSHIP — 4.4%
SEI Liquidity Fund, L.P.
0.100% **†(E)	4.4	14,252,057	14,256

Total Affiliated Partnership (Cost $14,253) ($ Thousands)			14,256

CASH EQUIVALENT — 1.7%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	1.7	5,613,316	5,613

Total Cash Equivalent (Cost $5,613) ($ Thousands)			5,613

Total Investments in Securities — 104.4% (Cost $295,168)($ Thousands)			$339,262

Percentages are based on a Net Assets of $324,819 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).
(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2020 (see Note 10). The total market value of securities on loan at September 30, 2020, was $13,861 ($ Thousands).

(B)	Level 3 security in accordance with fair value hierarchy.

(C)	Securities considered illiquid. The total value of such securities as of September 30, 2020 was $746 ($ Thousands) and represented 0.2% of Net Assets.

(D)	Securities considered restricted. The total market value of such securities as of September 30, 2020 was $57 ($ Thousands) and represented 0.0% of Net Assets.

(E)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2020 was $14,256 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	319,331	–	62	319,393
Affiliated Partnership	–	14,256	–	14,256
Cash Equivalent	5,613	–	–	5,613

Total Investments in Securities	324,944	14,256	62	339,262

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$23,698	$97,919	$(107,365)	$1	$3	$14,256	14,252,057	$302	$—
SEI Daily Income Trust, Government Fund, Cl F	11,046	66,157	(71,590)	—	—	5,613	5,613,316	50	—

Totals	$34,744	$164,076	$(178,955)	$1	$3	$19,869		$352	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

82	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Managed Small/Mid Cap Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.5%

Communication Services — 2.9%
Nexstar Media Group Inc, Cl A	0.8%	68,960	$6,201
Other Securities (A)	2.1		15,476

			21,677

Consumer Discretionary — 12.3%
American Eagle Outfitters Inc (A)	0.7	336,786	4,988
Bloomin’ Brands Inc	0.6	316,415	4,832
Cheesecake Factory Inc/The (A)	0.4	117,928	3,271
Dave & Buster’s Entertainment Inc (A)	0.7	361,275	5,477
Dick’s Sporting Goods Inc	0.5	62,378	3,610
Etsy Inc *	0.4	25,967	3,158
Lithia Motors Inc, Cl A	0.9	28,769	6,558
Modine Manufacturing Co *	0.5	646,928	4,043
Pool Corp	1.1	23,829	7,972
Other Securities (A)	6.5		47,888

			91,797

Consumer Staples — 4.4%
Hostess Brands Inc, Cl A *	0.8	468,657	5,779
Medifast Inc	0.6	26,681	4,388
Other Securities (A)	3.0		22,824

			32,991

Energy — 0.9%
Other Securities (A)(B)	0.9		6,790

Financials — 13.4%
American Equity Investment Life Holding Co	0.7	221,110	4,862
CNO Financial Group Inc	0.7	314,437	5,044
Columbia Banking System Inc	0.6	172,262	4,108
First Horizon National Corp	0.4	341,000	3,216
Lincoln National Corp	0.4	98,000	3,070

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
PacWest Bancorp	0.6%	267,309	$4,566
Other Securities ‡(A)	10.0		75,844

			100,710

Health Care — 15.7%
Change Healthcare Inc *	0.6	304,242	4,415
Emergent BioSolutions Inc *	0.7	49,468	5,112
Immunomedics Inc *	0.5	48,245	4,102
Ligand Pharmaceuticals Inc *(A)	1.0	82,212	7,836
Syneos Health Inc, Cl A *	0.7	96,849	5,148
Other Securities (A)	12.2		91,133

			117,746

Industrials — 14.3%
Atlas Air Worldwide Holdings Inc *	0.5	60,908	3,709
BWX Technologies Inc, Cl W	0.6	83,972	4,728
Colfax Corp *	0.7	176,368	5,531
CoStar Group Inc *	0.5	4,446	3,773
IAA Inc *	0.6	89,333	4,652
KAR Auction Services Inc	0.6	291,746	4,201
Masonite International Corp *	0.5	37,718	3,711
Teledyne Technologies Inc *	0.8	18,991	5,891
WESCO International Inc *	0.6	94,612	4,165
XPO Logistics Inc *	0.8	65,979	5,586
Other Securities (A)	8.1		61,355

			107,302

Information Technology — 18.3%
ACI Worldwide Inc *	1.6	454,753	11,883
Aspen Technology Inc *	0.4	25,803	3,266
J2 Global Inc *	1.8	191,856	13,280
NCR Corp *	0.4	145,198	3,215
Semtech Corp *	0.5	69,289	3,670
Silicon Motion Technology Corp ADR	0.7	129,500	4,893
Super Micro Computer Inc *	0.8	217,263	5,736
Trade Desk Inc/The, Cl A *	0.5	6,474	3,359
Verint Systems Inc *	0.7	112,718	5,431
Wix.com Ltd *	0.5	15,023	3,829
Other Securities	10.4		78,640

			137,202

Materials — 7.3%
Ashland Global Holdings Inc	0.5	55,852	3,961
B2Gold Corp	0.4	501,613	3,270
Commercial Metals Co, Cl A	0.7	270,710	5,409
FMC Corp	1.5	105,124	11,134
Silgan Holdings Inc	1.3	272,109	10,005
Other Securities	2.9		20,895

			54,674

Real Estate — 5.5%
Gaming and Leisure Properties Inc ‡	0.8	168,741	6,232

SEI Institutional Managed Trust / Annual Report / September 30, 2020	83

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Managed Small/Mid Cap Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Medical Properties Trust Inc ‡	1.0%	410,854	$7,243
Other Securities ‡	3.7		27,959

			41,434

Utilities — 2.5%
Other Securities	2.5		18,750

Total Common Stock (Cost $514,539) ($ Thousands)			731,073

AFFILIATED PARTNERSHIP — 3.8%
SEI Liquidity Fund, L.P.
0.100% **†(C)	3.8	28,345,929	28,359

Total Affiliated Partnership (Cost $28,349) ($ Thousands)			28,359

CASH EQUIVALENT — 2.5%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	2.5	18,861,087	18,861

Total Cash Equivalent (Cost $18,861) ($ Thousands)			18,861

Total Investments in Securities — 103.8% (Cost $561,749)($ Thousands)			$778,293

Percentages are based on a Net Assets of $749,505 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2020 (see Note 10). The total market value of securities on loan at September 30, 2020, was $27,598 ($ Thousands).

(B)	Security is a Master Limited Partnership. At September 30, 2020, such securities amounted to $1,160 ($ Thousands), or 0.2% of the Fund Net Assets (see Note 2).
(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2020 was $28,359 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	731,073	–	–	731,073
Affiliated Partnership	–	28,359	–	28,359
Cash Equivalent	18,861	–	–	18,861

Total Investments in Securities	749,934	28,359	–	778,293

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$78,149	$129,493	$(179,292)	$(2)	$11	$28,359	28,345,929	$213	$—
SEI Daily Income Trust, Government Fund, Cl F	18,992	158,458	(158,589)	—	—	18,861	18,861,087	121	—

Totals	$97,141	$287,951	$(337,881)	$(2)	$11	$47,220		$334	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

84	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2020

Mid-Cap Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.3%

Communication Services — 4.2%
CenturyLink Inc	0.8%	53,800	$543
Spotify Technology SA *	1.1	3,100	752
Other Securities	2.3		1,621

			2,916

Consumer Discretionary — 12.9%
Best Buy Co Inc	1.0	6,700	746
Dollar Tree Inc *	0.9	6,900	630
DR Horton Inc	1.1	9,800	741
Lennar Corp, Cl A	0.5	4,600	376
Lennar Corp, Cl B	0.4	4,200	276
O’Reilly Automotive Inc *	1.0	1,550	715
PulteGroup Inc	0.9	13,400	620
Tractor Supply Co	0.9	4,200	602
Other Securities	6.2		4,308

			9,014

Consumer Staples — 5.7%
Archer-Daniels-Midland Co	1.0	15,000	697
Conagra Brands Inc	0.8	16,200	579
Kroger Co/The	1.0	21,100	716
Tyson Foods Inc, Cl A	0.8	9,300	553
Other Securities	2.1		1,458

			4,003

Energy — 0.9%
Other Securities	0.9		601

Financials — 9.0%
Ameriprise Financial Inc	1.0	4,400	678
Annaly Capital Management Inc ‡	0.8	76,100	542
Discover Financial Services	0.8	10,100	584
T Rowe Price Group Inc	0.8	4,600	590
Other Securities ‡	5.6		3,907

			6,301

Health Care — 14.6%
Alexion Pharmaceuticals Inc *	1.0	5,900	675
AmerisourceBergen Corp, Cl A	0.9	6,300	610

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hologic Inc *	0.8%	8,300	$552
IQVIA Holdings Inc *	0.9	3,900	615
McKesson Corp	0.9	4,400	655
PerkinElmer Inc	0.8	4,400	552
ResMed Inc	0.9	3,600	617
STERIS PLC	0.9	3,500	617
Universal Health Services Inc, Cl B *	0.7	5,000	535
Veeva Systems Inc, Cl A *	1.0	2,500	703
West Pharmaceutical Services Inc	1.0	2,500	687
Other Securities	4.8		3,441

			10,259

Industrials — 13.6%
Carrier Global Corp	0.9	21,900	669
Cummins Inc	1.1	3,700	781
Expeditors International of Washington Inc	0.9	6,900	625
Masco Corp	0.8	10,600	584
PACCAR Inc	1.0	8,100	691
WW Grainger Inc	0.8	1,500	535
Other Securities	8.1		5,669

			9,554

Information Technology — 20.3%
Cadence Design Systems Inc *	1.1	7,300	778
Citrix Systems Inc	0.8	4,000	551
Fortinet Inc *	0.8	4,600	542
KLA Corp	0.9	3,400	659
NortonLifeLock Inc	0.8	25,700	535
Paycom Software Inc *	0.9	2,000	623
Skyworks Solutions Inc	1.1	5,200	757
SS&C Technologies Holdings Inc	0.9	10,400	629
Synopsys Inc *	1.1	3,600	770
Other Securities	11.9		8,381

			14,225

Materials — 5.1%
Celanese Corp, Cl A	0.8	5,000	537
Corteva Inc	1.0	22,900	660
LyondellBasell Industries NV, Cl A	0.9	8,600	606
Other Securities	2.4		1,746

			3,549

Real Estate — 5.6%
Gaming and Leisure Properties Inc ‡	0.8	14,971	553
Weyerhaeuser Co ‡	0.8	20,700	590
Other Securities ‡	4.0		2,747

			3,890

Utilities — 6.4%
AES Corp/The	0.9	33,800	612
PPL Corp	0.8	19,900	541

SEI Institutional Managed Trust / Annual Report / September 30, 2020	85

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2020

Mid-Cap Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Public Service Enterprise Group Inc	1.1%	13,600	$747
Other Securities	3.6		2,594

			4,494

Total Common Stock (Cost $63,268) ($ Thousands)			68,806

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.6%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	1.6%	1,118,918	$1,119

Total Cash Equivalent (Cost $1,119) ($ Thousands)			1,119

Total Investments in Securities — 99.9% (Cost $64,387) ($ Thousands)			$69,925

A list of the open futures contracts held by the Fund at September 30, 2020 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P Mid Cap 400 Index E-MINI	1	Dec-2020	$181	$186	$5

Percentages are based on a Net Assets of $69,995 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

Cl — Class

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the

U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

As of September 30, 2020, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$3,143	$39,328	$(41,352)	$—	$—	$1,119		$19	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

86	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2020

U.S. Managed Volatility Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.9%

Communication Services — 9.6%
AT&T Inc	1.2%	704,200	$20,077
Comcast Corp, Cl A	1.3	469,600	21,724
Verizon Communications	2.4	662,708	39,424
Other Securities (A)	4.7		75,614

			156,839

Consumer Discretionary — 9.4%
AutoZone Inc *	1.4	19,300	22,728
eBay Inc	1.2	364,000	18,964
Target Corp, Cl A	2.3	244,400	38,473
Other Securities (A)	4.5		74,063

			154,228

Consumer Staples — 19.3%
Altria Group Inc	0.6	270,100	10,437
Costco Wholesale Corp	0.6	26,437	9,385
General Mills Inc	1.5	409,410	25,252
Hormel Foods Corp	0.6	195,407	9,553
J M Smucker Co/The	1.4	191,385	22,109
Kellogg Co	0.8	194,966	12,593
Kimberly-Clark Corp	0.7	78,587	11,604
Kroger Co/The	1.7	808,481	27,416
Mondelez International Inc, Cl A	0.5	150,911	8,670
PepsiCo Inc	0.6	68,974	9,560
Procter & Gamble Co/The	0.5	62,742	8,721
Tyson Foods Inc, Cl A	0.9	257,700	15,328
Walmart Inc	1.7	196,868	27,544
Other Securities (A)	7.2		117,900

			316,072

Energy — 0.6%
Other Securities	0.6		9,880

Financials — 10.0%
Aflac Inc	0.7	317,600	11,545

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Allstate Corp/The	1.3%	232,400	$21,878
Berkshire Hathaway Inc, Cl B *	1.9	143,000	30,450
Other Securities ‡	6.1		100,453

			164,326

Health Care — 15.2%
AbbVie Inc	0.5	100,800	8,829
Amgen Inc, Cl A	0.7	42,500	10,802
Bristol-Myers Squibb Co	1.4	391,766	23,620
CVS Health Corp	0.6	153,830	8,984
Gilead Sciences Inc	0.6	141,500	8,941
HCA Healthcare Inc	0.7	94,000	11,720
Johnson & Johnson	2.6	285,829	42,554
Merck & Co Inc	2.5	499,303	41,417
Pfizer Inc	1.7	770,605	28,281
Other Securities (A)	3.9		63,039

			248,187

Industrials — 9.4%
3M Co	0.6	65,100	10,428
CoStar Group Inc *	0.5	10,064	8,539
Fastenal Co, Cl A	0.6	217,957	9,828
Northrop Grumman Corp	0.7	37,500	11,831
Republic Services Inc	0.7	121,200	11,314
Waste Management Inc	0.7	96,600	10,932
Other Securities (A)	5.6		90,953

			153,825

Information Technology — 14.3%
Amdocs Ltd	2.0	565,308	32,454
Cisco Systems Inc	1.3	537,800	21,184
F5 Networks Inc, Cl A *	0.7	90,931	11,164
Intel Corp	1.6	503,100	26,050
International Business Machines Corp	1.0	133,800	16,279
Juniper Networks Inc	0.6	447,700	9,626
Oracle Corp, Cl B	2.2	602,380	35,962
Western Union Co/The	0.9	715,900	15,342
Other Securities (A)	4.0		66,496

			234,557

Materials — 3.4%
Berry Global Group Inc *	0.5	176,512	8,529
Other Securities	2.9		47,072

			55,601

Real Estate — 1.3%
Other Securities ‡	1.3		20,722

Utilities — 5.4%
DTE Energy Co	0.6	89,500	10,296
Entergy Corp	1.1	176,000	17,341
Evergy Inc	1.0	316,600	16,090

SEI Institutional Managed Trust / Annual Report / September 30, 2020	87

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2020

U.S. Managed Volatility Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Exelon Corp	1.2%	520,300	$18,606
Other Securities (A)	1.5		25,233

			87,566

Total Common Stock (Cost $1,416,901) ($ Thousands)			1,601,803

AFFILIATED PARTNERSHIP — 0.8%
SEI Liquidity Fund, L.P. 0.100% **†(B)	0.8	13,090,833	13,094

Total Affiliated Partnership (Cost $13,094) ($ Thousands)			13,094

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.9%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	1.9%	31,665,530	$31,666

Total Cash Equivalent (Cost $31,666) ($ Thousands)			31,666

Total Investments in Securities — 100.6% (Cost $1,461,661) ($ Thousands)			$1,646,563

A list of the open futures contracts held by the Fund at September 30, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI	106	Dec-2020	$17,615	$17,765	$150

Percentages are based on a Net Assets of $1,636,825 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2020 (see Note 10). The total market value of securities on loan at September 30, 2020, was $12,727 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2020 was $13,094 ($ Thousands).

Cl — Class

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,601,803	–	–	1,601,803
Affiliated Partnership	–	13,094	–	13,094
Cash Equivalent	31,666	–	–	31,666

Total Investments in Securities	1,633,469	13,094	–	1,646,563

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	150	–	–	150

Total Other Financial Instruments	150	–	–	150

*	Futures Contracts are valued at the unrealized appreciation on the instrument.

For the year September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$—	$40,671	$(27,577)	$—	$—	$13,094	13,090,833	$48	$—
SEI Daily Income Trust, Government Fund, Cl F	44,041	498,027	(510,402)	—	—	31,666	31,665,530	322	—

Totals	$44,041	$538,698	$(537,979)	$—	$—	$44,760		$370	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

88	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2020

Global Managed Volatility Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.7%
Australia — 1.7%
Newcrest Mining Ltd	1.0%	461,027	$10,333
Other Securities	0.7		7,446

			17,779

Austria — 0.1%
Other Securities	0.1		712

Belgium — 0.2%
Other Securities	0.2		2,619

Canada — 3.8%
BCE Inc	0.6	161,380	6,693
Other Securities (A)	3.2		33,396

			40,089

Denmark — 1.5%
Other Securities	1.5		15,895

Finland — 0.3%
Other Securities	0.3		3,545

France — 1.2%
Other Securities	1.2		12,195

Germany — 1.4%
Deutsche Telekom AG	0.9	560,206	9,364
Other Securities	0.5		5,472

			14,836

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hong Kong — 1.7%
CLP Holdings Ltd, Cl B	0.8%	853,156	$7,953
Other Securities	0.9		9,808

			17,761

Israel — 1.3%
Other Securities	1.3		13,661

Italy — 0.5%
Other Securities	0.6		5,840

Japan — 9.6%
KDDI Corp	0.8	330,800	8,335
Nippon Telegraph & Telephone Corp	0.8	397,200	8,091
NTT DOCOMO Inc	1.2	337,100	12,423
Okinawa Cellular Telephone Co	0.0	800	30
Oracle Corp Japan	0.3	29,500	3,179
Softbank Corp	1.3	1,211,200	13,531
Other Securities ‡ (A)	5.2		55,864

			101,453

Netherlands — 1.4%
Koninklijke Ahold Delhaize NV	1.2	446,803	13,237
Other Securities	0.2		1,896

			15,133

New Zealand — 0.8%
Other Securities ‡	0.8		7,996

Norway — 1.5%
Orkla ASA	1.2	1,274,083	12,819
Other Securities	0.3		3,413

			16,232

Portugal — 0.1%
Other Securities	0.1		1,420

Singapore — 0.4%
Other Securities ‡	0.4		3,806

Spain — 0.2%
Other Securities	0.2		2,180

Sweden — 2.1%
Axfood AB	0.6	306,146	7,019
ICA Gruppen AB (A)	1.1	231,259	11,770
Other Securities	0.4		3,789

			22,578

Switzerland — 4.9%
Nestle SA	0.8	68,221	8,121

SEI Institutional Managed Trust / Annual Report / September 30, 2020	89

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2020

Global Managed Volatility Fund (Continued)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Switzerland (continued)
Novartis AG	0.8%	102,623	$8,919
Roche Holding AG	1.0	29,133	10,004
Swisscom AG	0.9	18,237	9,680
Other Securities	1.4		14,833

			51,557

United Kingdom — 2.5%
Other Securities	2.5		26,512

United States — 59.5%
Amgen Inc, Cl A	0.8	31,630	8,039
AT&T Inc	0.8	293,180	8,359
Biogen Inc *	0.9	31,869	9,041
Bio-Rad Laboratories Inc, Cl A *	0.7	14,053	7,244
Cerner Corp	0.6	94,334	6,819
Chemed Corp	1.0	22,030	10,582
Church & Dwight Co Inc	0.7	81,755	7,661
Cisco Systems Inc	0.8	205,947	8,112
Citrix Systems Inc	1.2	92,529	12,742
Clorox Co/The	1.3	65,211	13,705
Colgate-Palmolive Co	1.1	150,909	11,643
Comcast Corp, Cl A	0.9	210,633	9,744
Costco Wholesale Corp	1.5	45,630	16,199
Dollar General Corp	1.1	53,177	11,147
Encompass Health Corp	0.7	111,789	7,264
Expeditors International of
Washington Inc	0.6	72,709	6,582
F5 Networks Inc, Cl A *	0.6	55,477	6,811
Gilead Sciences Inc	0.8	138,462	8,749
Humana Inc	0.7	18,058	7,474
Intuit Inc	0.6	20,266	6,611
Johnson & Johnson	1.1	79,844	11,887
Juniper Networks Inc	0.7	326,774	7,026
Kimberly-Clark Corp	1.1	77,748	11,480
Kroger Co/The	1.2	369,716	12,537
Microsoft Corp	1.1	52,802	11,106
Newmont Corp	0.8	139,732	8,866
Oracle Corp, Cl B	0.8	142,368	8,499
PepsiCo Inc	0.7	54,023	7,488
Pfizer Inc	0.9	263,380	9,666
Procter & Gamble Co/The	0.8	61,172	8,502
Royal Gold Inc, Cl A	0.7	57,131	6,865
Universal Health Services Inc, Cl B	0.7	64,722	6,927
Verizon Communications Inc	1.2	209,891	12,486

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

United States (continued)
Walmart Inc	1.1%	83,892	$11,737
Other Securities	29.2		309,772

			629,372

Total Common Stock (Cost $929,782) ($ Thousands)			1,023,171

PREFERRED STOCK — 0.5%

Germany — 0.5%
Other Securities (B)	0.5		4,889

Total Preferred Stock (Cost $4,723) ($ Thousands)			4,889

AFFILIATED PARTNERSHIP — 1.1%
SEI Liquidity Fund, L.P.
0.100% **†(C)	1.1	11,888,904	11,893

Total Affiliated Partnership (Cost $11,893) ($ Thousands)			11,893

CASH EQUIVALENT — 1.5%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	1.4	15,236,482	15,236

Total Cash Equivalent (Cost $15,236) ($ Thousands)			15,236

Total Investments in Securities — 99.8% (Cost $961,634) ($ Thousands)			$1,055,189

90	SEI Institutional Managed Trust / Annual Report / September 30, 2020

A list of the open futures contracts held by the Fund at September 30, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Euro STOXX 50	46	Dec-2020	$1,791	$1,723	$(51)
FTSE 100 Index	10	Dec-2020	767	755	(16)
Hang Seng Index	2	Nov-2020	300	302	2
S&P 500 Index E-MINI	51	Dec-2020	8,486	8,548	62
SPI 200 Index	4	Dec-2020	424	416	(6)
TOPIX Index	7	Dec-2020	1,072	1,078	1

			$12,840	$12,822	$(8)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2020, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)

Brown Brothers Harriman	10/19/20	USD	23	SGD	32	$ —
Brown Brothers Harriman	10/19/20	USD	4	SGD	6	—
Brown Brothers Harriman	10/19/20	USD	38	NZD	59	—
Brown Brothers Harriman	10/19/20	USD	119	NZD	178	(1)
Brown Brothers Harriman	10/19/20	USD	55	NOK	522	1
Brown Brothers Harriman	10/19/20	USD	161	NOK	1,490	(2)
Brown Brothers Harriman	10/19/20	USD	188	DKK	1,196	1
Brown Brothers Harriman	10/19/20	USD	58	DKK	365	(1)
Brown Brothers Harriman	10/19/20	USD	52	SEK	468	1
Brown Brothers Harriman	10/19/20	USD	216	SEK	1,912	(3)
Brown Brothers Harriman	10/19/20	USD	329	HKD	2,551	—
Brown Brothers Harriman	10/19/20	USD	14	HKD	110	—
Brown Brothers Harriman	10/19/20	USD	69	AUD	98	2
Brown Brothers Harriman	10/19/20	USD	356	AUD	494	(2)
Brown Brothers Harriman	10/19/20	USD	183	CAD	245	1
Brown Brothers Harriman	10/19/20	USD	334	CAD	444	(2)
Brown Brothers Harriman	10/19/20	USD	368	GBP	289	5
Brown Brothers Harriman	10/19/20	USD	154	GBP	119	—
Brown Brothers Harriman	10/19/20	USD	554	CHF	511	3
Brown Brothers Harriman	10/19/20	USD	78	CHF	71	(1)
Brown Brothers Harriman	10/19/20	USD	815	EUR	697	3
Brown Brothers Harriman	10/19/20	USD	249	EUR	210	(2)
Brown Brothers Harriman	10/19/20	SGD	1,304	USD	960	5
Brown Brothers Harriman	10/19/20	SGD	28	USD	21	—
Brown Brothers Harriman	10/19/20	USD	1,938	JPY	203,408	(10)
Brown Brothers Harriman	10/19/20	NZD	7,056	USD	4,764	100
Brown Brothers Harriman	10/19/20	NZD	193	USD	127	(1)
Brown Brothers Harriman	10/19/20	GBP	9,872	USD	12,840	78
Brown Brothers Harriman	10/19/20	GBP	267	USD	341	(3)
Brown Brothers Harriman	10/19/20	AUD	21,233	USD	15,567	350
Brown Brothers Harriman	10/19/20	AUD	528	USD	375	(4)
Brown Brothers Harriman	10/19/20	CAD	22,240	USD	16,881	230
Brown Brothers Harriman	10/19/20	CAD	595	USD	444	(1)
Brown Brothers Harriman	10/19/20	CHF	23,639	USD	26,044	298
Brown Brothers Harriman	10/19/20	CHF	526	USD	569	(4)

SEI Institutional Managed Trust / Annual Report / September 30, 2020	91

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2020

Global Managed Volatility Fund (Concluded)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	10/19/20	EUR	28,982	USD	34,293	$298
Brown Brothers Harriman	10/19/20	EUR	523	USD	610	(3)
Brown Brothers Harriman	10/19/20	DKK	50,220	USD	7,987	72
Brown Brothers Harriman	10/19/20	DKK	1,069	USD	168	(1)
Brown Brothers Harriman	10/19/20	HKD	75,636	USD	9,756	(3)
Brown Brothers Harriman	10/19/20	NOK	75,158	USD	8,326	292
Brown Brothers Harriman	10/19/20	NOK	2,166	USD	229	(3)
Brown Brothers Harriman	10/19/20	SEK	96,752	USD	11,008	194
Brown Brothers Harriman	10/19/20	SEK	2,569	USD	285	(2)
Brown Brothers Harriman	10/19/20	JPY	5,477,794	USD	52,258	335
Brown Brothers Harriman	10/19/20	JPY	103,754	USD	982	(1)

						$2,219

Percentages are based on a Net Assets of $1,057,809 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2020 (see Note 10). The total market value of securities on loan at September 30, 2020, was $11,118 ($ Thousands).

(B)	There is currently no rate available.

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2020 was $11,893 ($ Thousands).

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DKK — Danish Krone

EUR — Euro

FTSE— Financial Times Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

L.P. — Limited Partnership

Ltd. — Limited

NOK — Norwegian Krone

NZD — New Zealand Dollar

S&P— Standard & Poor’s

SGD — Singapore Dollar

SEK — Swedish Krona

SPI — Share Price Index

TOPIX — Tokyo Price Index

USD — U.S. Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,023,008	163	–	1,023,171
Preferred Stock	4,889	–	–	4,889
Affiliated Partnership	–	11,893	–	11,893
Cash Equivalent	15,236	–	–	15,236

Total Investments in Securities	1,043,133	12,056	–	1,055,189

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	65	–	–	65
Unrealized Depreciation	(73)	–	–	(73)
Forwards Contracts*
Unrealized Appreciation	–	2,269	–	2,269
Unrealized Depreciation	–	(50)	–	(50)

Total Other Financial Instruments	(8)	2,219	–	2,211

* Futures contracts and forwards contracts are valued at unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

92	SEI Institutional Managed Trust / Annual Report / September 30, 2020

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ —	$ 78,817	$ (66,927)	$ 3	$ —	$ 11,893	11,888,904	$ 58	$ —
SEI Daily Income Trust, Government Fund, Cl F	15,286	191,128	(191,178)	—	—	15,236	15,236,482	112	—

Totals	$ 15,286	$ 269,945	$ (258,105)	$ 3	$ —	$ 27,129		$ 170	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	93

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Managed Managed Volatility Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.3%

Communication Services — 6.2%
AT&T Inc	1.1%	361,141	$10,296
Verizon Communications Inc	2.1	320,851	19,088
Other Securities	3.0		27,991

			57,375

Consumer Discretionary — 6.5%
AutoZone Inc *	1.3	10,000	11,776
eBay Inc	0.8	140,400	7,315
McDonald’s Corp	0.6	26,822	5,887
Target Corp, Cl A	1.1	68,000	10,705
Other Securities (A)	2.7		25,186

			60,869

Consumer Staples — 14.8%
Church & Dwight Co Inc	0.7	67,706	6,345
Costco Wholesale Corp	0.8	21,849	7,756
General Mills Inc	0.7	102,310	6,311
McCormick & Co Inc/MD	0.9	40,825	7,924
PepsiCo Inc	1.0	63,903	8,857
Tyson Foods Inc, Cl A	1.2	183,000	10,885
Walmart Inc	3.4	225,208	31,509
Other Securities	6.1		58,265

			137,852

Energy — 0.3%
Other Securities	0.3		2,327

Financials — 10.9%
Allstate Corp/The	0.7	65,446	6,161
Berkshire Hathaway Inc, Cl B *	1.5	64,800	13,798
Everest Re Group Ltd	0.8	39,096	7,723
Progressive Corp/The	1.2	115,800	10,963
RenaissanceRe Holdings Ltd	1.3	69,181	11,743
Travelers Cos Inc/The	1.0	83,472	9,031
Other Securities	4.4		41,946

			101,365

Health Care — 18.9%
Anthem Inc	1.3	44,047	11,831

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Eli Lilly and Co	1.5%	95,629	$14,155
Humana Inc	1.4	30,752	12,728
Johnson & Johnson	2.7	169,533	25,240
Merck & Co Inc	2.2	247,609	20,539
Pfizer Inc	2.4	598,529	21,966
Quest Diagnostics Inc	0.6	50,752	5,811
UnitedHealth Group Inc	1.2	35,650	11,115
Other Securities	5.6		53,250

			176,635

Industrials — 9.5%
Lockheed Martin Corp	1.0	23,421	8,977
Northrop Grumman Corp	1.3	37,681	11,888
Raytheon Technologies Corp	1.2	197,898	11,387
Republic Services Inc	1.5	146,100	13,639
Waste Management Inc	1.5	124,467	14,086
Other Securities	3.0		28,364

			88,341

Information Technology — 17.4%
Amdocs Ltd	1.4	227,100	13,038
Apple Inc	3.8	303,048	35,096
Cisco Systems Inc	1.3	306,400	12,069
Citrix Systems Inc	0.9	58,471	8,052
Intel Corp	1.7	307,300	15,912
Microsoft Corp	1.9	85,745	18,035
Motorola Solutions Inc	1.5	87,963	13,793
Oracle Corp, Cl B	1.1	176,000	10,507
Synopsys Inc *	1.0	41,600	8,901
Other Securities	2.8		26,969

			162,372

Materials — 3.0%
Other Securities	3.0		28,331

Real Estate — 0.6%
Other Securities ‡	0.6		5,615

Utilities — 10.2%
Ameren Corp	0.6	74,283	5,874
American Electric Power Co Inc	0.7	79,830	6,525
Consolidated Edison Inc	0.8	96,520	7,509
Entergy Corp	1.2	119,200	11,745
Eversource Energy	0.8	85,584	7,151
Exelon Corp	0.9	227,300	8,128
NextEra Energy Inc	1.0	34,977	9,708
Public Service Enterprise Group
Inc	1.1	183,544	10,078
WEC Energy Group Inc	0.8	80,403	7,791
Other Securities	2.3		20,801

			95,310

Total Common Stock (Cost $540,994) ($ Thousands)			916,392

94	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 0.3%
SEI Liquidity Fund, L.P.
0.100% **†(B)	0.3%	3,409,868	$3,411

Total Affiliated Partnership (Cost $3,411) ($ Thousands)			3,411

CASH EQUIVALENT — 1.6%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	1.6	14,794,303	14,794

Total Cash Equivalent (Cost $14,794) ($ Thousands)			14,794

Total Investments in Securities — 100.2% (Cost $559,199) ($ Thousands)			$934,597

A list of the open futures contracts held by the Fund at September 30, 2020, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
S&P 500 Index E-MINI	36	Dec-2020	$5,978	$6,033	$55

Percentages are based on a Net Assets of $932,292 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2020 (see Note 10). The total market value of securities on loan at September 30, 2020, was $3,389 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2020 was $3,411 ($ Thousands).

Cl	— Class

L.P.	— Limited Partnership

Ltd.	— Limited

S&P	— Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	916,392	–	–	916,392
Affiliated Partnership	–	3,411	–	3,411
Cash Equivalent	14,794	–	–	14,794

Total Investments in Securities	931,186	3,411	–	934,597

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	55	–	–	55

Total Other Financial Instruments	55	–	–	55

* Futures contracts are valued at unrealized appreciation on the instrument.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	95

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Managed Managed Volatility Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ —	$ 14,996	$(11,585)	$—	$—	$3,411	3,409,868	$1	$—
SEI Daily Income Trust, Government Fund, Cl F	18,322	207,576	(211,104)	—	—	14,794	14,794,303	161	—

Totals	$ 18,322	$ 222,572	$(222,689)	$—	$—	$18,205		$162	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

96	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Managed International Managed Volatility Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.1%

Australia — 4.6%
AGL Energy Ltd	0.8%	297,265	$2,908
Other Securities ‡	3.8		14,218

			17,126

Austria — 0.8%
Other Securities (A)	0.8		3,150

Belgium — 1.8%
Colruyt SA	1.1	62,696	4,068
Other Securities	0.7		2,433

			6,501

Canada — 2.2%
TELUS Corp	0.8	166,057	2,913
Other Securities (A)	1.4		5,203

			8,116

Denmark — 2.4%
Other Securities	2.4		8,955

Finland — 1.6%
Other Securities	1.6		5,750

France — 7.9%
Cie Generale des Etablissements Michelin SCA	0.5	17,170	1,831
Engie SA	0.8	210,873	2,820
Orange SA	0.8	300,216	3,125
Sanofi	2.0	73,025	7,302
Other Securities (A)	3.8		13,961

			29,039

Germany — 6.3%
Deutsche Telekom AG	0.9	197,706	3,305
Henkel AG & Co KGaA	0.1	5,568	521
Merck KGaA	1.1	27,890	4,062

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Germany (continued)
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	0.9%	13,277	$3,361
Other Securities	3.3		11,988

			23,237

Hong Kong — 3.4%
CLP Holdings Ltd, Cl B	0.6	246,500	2,298
HK Electric Investments & HK Electric Investments Ltd	0.5	1,751,500	1,809
Kerry Properties Ltd	0.2	265,500	683
Other Securities	2.1		7,641

			12,431

Ireland — 0.6%
Kerry Group PLC, Cl A	0.3	9,695	1,244
Other Securities ‡	0.3		1,047

			2,291

Israel — 1.4%
Other Securities	1.4		5,162

Italy — 2.3%
Enel SpA	0.5	234,371	2,034
Other Securities	1.8		6,487

			8,521

Japan — 27.1%
Astellas Pharma Inc	0.7	172,200	2,564
DCM Holdings Co Ltd	0.6	171,400	2,359
FUJIFILM Holdings Corp	0.6	47,300	2,331
ITOCHU Corp	0.8	124,300	3,176
Itochu Enex Co Ltd	0.2	68,900	634
Japan Tobacco Inc	0.5	96,800	1,765
KDDI Corp	1.1	154,900	3,903
McDonald’s Holdings Co Japan Ltd	0.5	34,900	1,695
Mizuho Financial Group Inc	1.0	296,680	3,702
Nippon Telegraph & Telephone Corp	1.4	248,100	5,054
NTT DOCOMO Inc	1.0	97,200	3,582
Okinawa Cellular Telephone Co	0.0	3,100	118
Seven & i Holdings Co Ltd	0.5	56,200	1,737
Softbank Corp	0.5	153,700	1,717
Toyota Motor Corp	0.5	30,900	2,037
Other Securities ‡(A)	17.2		63,303

			99,677

Netherlands — 2.8%
Koninklijke Ahold Delhaize NV	1.5	191,417	5,671
NN Group NV	0.6	60,246	2,262
Other Securities	0.7		2,594

			10,527

SEI Institutional Managed Trust / Annual Report / September 30, 2020	97

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Managed International Managed Volatility Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

New Zealand — 1.2%
Fisher & Paykel Healthcare Corp Ltd	0.6%	95,569	$2,097
Other Securities ‡	0.6		2,198

			4,295

Norway — 0.9%
Other Securities	0.9		3,200

Portugal — 0.3%
Other Securities	0.3		962

Singapore — 1.8%
DBS Group Holdings Ltd	0.5	131,500	1,931
Other Securities ‡	1.3		4,748

			6,679

Spain — 3.2%
Cia de Distribucion Integral Logista Holdings	0.2	48,024	824
Ebro Foods SA	0.5	76,672	1,786
Endesa SA	1.2	163,169	4,359
Iberdrola SA	1.0	315,637	3,875
Other Securities	0.3		1,154

			11,998

Sweden — 2.8%
ICA Gruppen AB (A)	0.7	52,745	2,685
Swedish Match AB	0.7	30,638	2,505
Other Securities	1.4		5,023

			10,213

Switzerland — 9.1%
Berner Kantonalbank AG	0.0	473	119
BKW AG	0.6	22,015	2,351
Novartis AG	0.9	39,456	3,429
Roche Holding AG	2.5	26,562	9,121
Swiss Life Holding AG	0.6	5,271	2,000
Swisscom AG	0.6	4,047	2,148
Other Securities	3.9		14,211

			33,379

United Kingdom — 12.0%
BAE Systems PLC	0.6	366,111	2,275
British American Tobacco PLC	0.5	56,327	2,026
GlaxoSmithKline PLC	1.6	317,926	5,959
Imperial Brands PLC	0.8	163,965	2,899
J Sainsbury PLC	0.5	729,517	1,798
Tate & Lyle PLC	0.8	323,945	2,785
Tesco PLC	0.7	898,804	2,469
Wm Morrison Supermarkets PLC	0.9	1,467,501	3,220
Other Securities ‡	5.6		20,839

			44,270

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

United States — 0.6%
Other Securities (A)	0.6%		$2,374

Total Common Stock (Cost $316,334) ($ Thousands)			357,853

PREFERRED STOCK — 0.7%
Germany — 0.7%
Henkel AG & Co KGaA (B)	0.4	15,857	1,658
Other Securities (B)	0.3		971

Total Preferred Stock (Cost $2,222) ($ Thousands)			2,629

AFFILIATED PARTNERSHIP — 2.3%
SEI Liquidity Fund, L.P. 0.100% **†(C)	2.3	8,300,062	8,302

Total Affiliated Partnership (Cost $8,303) ($ Thousands)			8,302

CASH EQUIVALENT — 0.7%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	0.7	2,764,377	2,764

Total Cash Equivalent (Cost $2,764) ($ Thousands)			2,764

Total Investments in Securities — 100.8% (Cost $329,623)($ Thousands)			$371,548

98	SEI Institutional Managed Trust / Annual Report / September 30, 2020

A list of the open futures contracts held by the Fund at September 30, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Euro STOXX 50	20	Dec-2020	$767	$749	$(14)
FTSE 100 Index	5	Dec-2020	376	378	(2)
Hang Seng Index	1	Nov-2020	151	151	–
SPI 200 Index	3	Dec-2020	319	312	(5)
TOPIX Index	3	Dec-2020	464	462	(2)

			$2,077	$2,052	$(23)

Percentages are based on a Net Assets of $368,505 ($ Thousands).

**	The rate reported is the 7-day effective yield as of September 30, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2020 (see Note 10). The total market value of securities on loan at September 30, 2020, was $7,433 ($ Thousands).

(B)	There is currently no rate available.

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2020 was $8,302 ($ Thousands).

Cl — Class

FTSE — Financial Times and Stock Exchange

L.P. — Limited Partnership

PLC — Public Limited Company

SPI — Share Price Index

TOPIX — Tokyo Price Index

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii)

on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	357,853	—	—	357,853
Preferred Stock	2,629	—	—	2,629
Affiliated Partnership	—	8,302	—	8,302
Cash Equivalent	2,764	—	—	2,764

Total Investments in Securities	363,246	8,302	—	371,548

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(23)	–	–	(23)

Total Other Financial Instruments	(23)	–	–	(23)

* Futures contracts are valued at unrealized depreciation on the instrument.

For the year ended September 30, 2020, there were no transfers in to or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ —	$35,898	$(27,594)	$(1)	$(1)	$8,302	8,300,062	$23	$ —
SEI Daily Income Trust, Government Fund, Cl F	9,481	65,086	(71,803)	—	—	2,764	2,764,377	56	—

Totals	$9,481	$100,984	$(99,397)	$(1)	$(1)	$11,066		$79	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	99

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2020

Real Estate Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.1%

Real Estate — 98.1%
American Assets Trust Inc ‡	0.7%	27,800	$670
American Campus Communities Inc ‡	0.4	11,460	400
American Homes 4 Rent, Cl A ‡	1.0	32,980	939
American Tower Corp, Cl A ‡	4.6	17,390	4,204
Americold Realty Trust ‡	0.7	17,240	616
Apple Hospitality Inc ‡	1.0	92,363	888
AvalonBay Communities Inc ‡	3.3	20,029	2,991
Brixmor Property Group Inc ‡	1.2	90,822	1,062
Columbia Property Trust Inc ‡	0.6	53,114	579
Cousins Properties Inc ‡	1.8	58,580	1,675
CubeSmart ‡	3.2	90,680	2,930
CyrusOne Inc ‡	0.7	9,410	659
DiamondRock Hospitality Co ‡	0.3	45,821	232
Digital Realty Trust Inc, Cl A ‡	4.5	28,210	4,140
Douglas Emmett Inc ‡	1.1	38,700	971
Duke Realty Corp ‡	1.9	48,000	1,771
Empire State Realty Trust Inc, Cl A ‡	0.8	114,391	700
Equinix Inc ‡	9.7	11,660	8,863
Equity LifeStyle Properties Inc ‡	0.9	14,150	867
Equity Residential ‡	3.3	59,000	3,028
Essex Property Trust Inc ‡	1.0	4,477	899
Extra Space Storage Inc ‡	1.5	13,293	1,422
First Industrial Realty Trust Inc ‡	1.3	29,570	1,177
Healthpeak Properties Inc ‡	4.2	141,090	3,831
Host Hotels & Resorts Inc ‡	1.4	120,383	1,299
Independence Realty Trust ‡	0.4	33,420	387
Invitation Homes Inc ‡	5.2	171,690	4,806
JBG SMITH Properties ‡	2.0	69,072	1,847
Kilroy Realty Corp ‡	1.2	21,480	1,116
Life Storage Inc ‡	2.8	24,034	2,530
Mid-America Apartment Communities Inc ‡	3.6	28,285	3,280
Outfront Media Inc ‡	0.5	33,650	490
Prologis Inc ‡	8.5	77,580	7,806
Regency Centers Corp ‡	1.3	32,366	1,231
Retail Opportunity Investments Corp ‡	0.6	55,401	577
Retail Properties of America Inc, Cl A ‡	1.2	182,665	1,061
Rexford Industrial Realty Inc ‡	1.0	19,380	887
Ryman Hospitality Properties Inc ‡	0.5	13,220	486
Sabra Health Care Inc ‡	0.8	52,646	726

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
SBA Communications Corp, Cl A ‡	2.7%	7,850	$2,500
Simon Property Group Inc ‡	2.0	28,310	1,831
SL Green Realty Corp ‡	0.4	8,750	406
STAG Industrial Inc ‡	1.0	29,660	904
Sun Communities Inc ‡	1.6	10,260	1,443
UDR Inc ‡	2.0	56,900	1,856
Urban Edge Properties ‡	0.8	74,392	723
Ventas Inc ‡	2.4	51,760	2,172
VEREIT Inc ‡	1.6	230,000	1,495
Weingarten Realty Investors ‡	0.5	26,612	451
Welltower Inc ‡	2.2	35,870	1,976
Other Securities ‡	0.2		179

Total Common Stock (Cost $80,082) ($ Thousands)			89,979

CASH EQUIVALENT — 1.3%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	1.3	1,153,321	1,153

Total Cash Equivalent (Cost $1,153) ($ Thousands)			1,153

Total Investments in Securities — 99.4% (Cost $81,235)($ Thousands)			$91,132

Percentages are based on a Net Assets of $91,685 ($ Thousands).

**	The rate reported is the 7-day effective yield as of September 30, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

Cl — Class

As of September 30, 2020, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

100	SEI Institutional Managed Trust / Annual Report / September 30, 2020

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$1,838	$ 44,491	$(45,176)	$ -	$ -	$1,153	1,153,321	$22	$ -

Amounts designated as “-” are either $0 or have been rounded to be $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	101

SCHEDULE OF INVESTMENTS

September 30, 2020

Core Fixed Income Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 34.8%

Agency Mortgage-Backed Obligations — 30.0%
FHLMC
7.500%, 05/01/2031 to 02/01/2038	$320	$363
7.000%, 05/01/2024 to 03/01/2039	118	137
6.500%, 10/01/2031 to 09/01/2039	193	220
6.000%, 07/01/2021 to 09/01/2038	329	376
5.500%, 01/01/2024 to 08/01/2037	229	263
5.000%, 05/01/2033 to 03/01/2050	20,182	22,304
4.500%, 04/01/2035 to 03/01/2050	20,658	22,780
4.000%, 01/01/2035 to 03/01/2050	44,630	49,048
3.500%, 12/01/2033 to 05/01/2050	94,826	102,592
3.000%, 03/01/2031 to 09/01/2050	50,012	52,901
2.500%, 09/01/2031 to 09/01/2050	8,860	9,405
1.291%, 03/15/2031 (A)	1,875	1,635
FHLMC CMO, Ser 1997-1983, Cl Z
6.500%, 12/15/2023	137	146
FHLMC CMO, Ser 2001-2277, Cl B
7.500%, 01/15/2031	49	61
FHLMC CMO, Ser 2002-2399, Cl XG
6.500%, 01/15/2032	297	343
FHLMC CMO, Ser 2006-R007, Cl ZA
6.000%, 05/15/2036	806	963
FHLMC CMO, Ser 2007-3281, Cl AI, IO
6.278%, VAR ICE LIBOR USD 1 Month+6.430%, 02/15/2037	59	14
FHLMC CMO, Ser 2007-3294, Cl CB
5.500%, 03/15/2037	122	143
FHLMC CMO, Ser 2007-3316, Cl JO, PO
0.000%, 05/15/2037 (A)	2	2

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2008-3451, Cl SB, IO
5.878%, VAR ICE LIBOR USD 1 Month+6.030%, 05/15/2038	$21	$4
FHLMC CMO, Ser 2010-3621, Cl SB, IO
6.078%, VAR ICE LIBOR USD 1 Month+6.230%, 01/15/2040	41	10
FHLMC CMO, Ser 2011-3947, Cl SG, IO
5.798%, VAR ICE LIBOR USD 1 Month+5.950%, 10/15/2041	512	91
FHLMC CMO, Ser 2012-264, Cl 30
3.000%, 07/15/2042	2,218	2,391
FHLMC CMO, Ser 2012-271, Cl 30
3.000%, 08/15/2042	488	530
FHLMC CMO, Ser 2012-283, Cl IO, IO
3.500%, 10/15/2027	361	24
FHLMC CMO, Ser 2012-4054, Cl SA, IO
5.898%, VAR ICE LIBOR USD 1 Month+6.050%, 08/15/2039	570	122
FHLMC CMO, Ser 2012-4146, Cl DI, IO
3.000%, 12/15/2031	569	37
FHLMC CMO, Ser 2013-4174, Cl SA, IO
6.048%, VAR ICE LIBOR USD 1 Month+6.200%, 05/15/2039	121	6
FHLMC CMO, Ser 2013-4194, Cl BI, IO
3.500%, 04/15/2043	109	11
FHLMC CMO, Ser 2013-4203, Cl PS, IO
6.098%, VAR ICE LIBOR USD 1 Month+6.250%, 09/15/2042	376	58
FHLMC CMO, Ser 2013-4205, Cl PA
1.750%, 05/15/2043	561	579
FHLMC CMO, Ser 2013-4210, Cl Z
3.000%, 05/15/2043	242	243
FHLMC CMO, Ser 2013-4239, Cl IO, IO
3.500%, 06/15/2027	260	16
FHLMC CMO, Ser 2014-328, Cl S4, IO
3.033%, 02/15/2038 (B)	22	1
FHLMC CMO, Ser 2014-4335, Cl SW, IO
5.848%, VAR ICE LIBOR USD 1 Month+6.000%, 05/15/2044	84	17
FHLMC CMO, Ser 2014-4415, Cl IO, IO
2.865%, 04/15/2041 (B)	264	17
FHLMC CMO, Ser 2015-343, Cl F4
0.506%, VAR ICE LIBOR USD 1 Month+0.350%, 10/15/2037	847	846
FHLMC CMO, Ser 2015-4426, Cl QC
1.750%, 07/15/2037	958	991
FHLMC CMO, Ser 2015-4479, Cl HA
3.750%, 05/15/2039	907	943
FHLMC CMO, Ser 2016-353, Cl S1, IO
5.848%, VAR ICE LIBOR USD 1 Month+6.000%, 12/15/2046	512	114
FHLMC CMO, Ser 2016-4639, Cl HZ
3.250%, 04/15/2053	1,703	1,955

102	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2017-356, Cl 300
3.000%, 09/15/2047	$2,457	$2,611
FHLMC CMO, Ser 2017-4705, Cl A
4.500%, 09/15/2042	678	702
FHLMC CMO, Ser 2017-4742, Cl PA
3.000%, 10/15/2047	3,276	3,462
FHLMC CMO, Ser 2018-4763, Cl CA
3.000%, 09/15/2038	311	337
FHLMC CMO, Ser 2018-4767, Cl KA
3.000%, 03/15/2048	817	888
FHLMC CMO, Ser 2018-4786, Cl DP
4.500%, 07/15/2042	219	220
FHLMC CMO, Ser 2018-4813, Cl CJ
3.000%, 08/15/2048	744	776
FHLMC CMO, Ser 2018-4818, Cl CA
3.000%, 04/15/2048	1,468	1,533
FHLMC CMO, Ser 2018-4846, Cl PA
4.000%, 06/15/2047	387	404
FHLMC CMO, Ser 2018-4846, Cl PF
0.502%, VAR ICE LIBOR USD 1 Month+0.350%, 12/15/2048	240	241
FHLMC CMO, Ser 2019-4880, Cl DA
3.000%, 05/15/2050	1,234	1,330
FHLMC CMO, Ser 2020-4988, Cl AF
0.506%, VAR ICE LIBOR USD 1 Month+0.350%, 10/15/2037	3,141	3,141
FHLMC CMO, Ser 2020-5010, Cl JI, IO
2.500%, 09/25/2050	897	114
FHLMC CMO, Ser 2020-5010, Cl IK, IO
2.500%, 09/25/2050	399	50
FHLMC CMO, Ser 2020-5013, Cl IN, IO
2.500%, 09/25/2050	399	47
FHLMC Multifamily Structured Pass-Through Certificates, Ser 1514, Cl A2
2.859%, 10/25/2034	435	499
FHLMC Multifamily Structured Pass-Through Certificates, Ser 1516, Cl A1
1.238%, 01/25/2035	1,776	1,769
FHLMC Multifamily Structured Pass-Through Certificates, Ser K016, Cl X1, IO
1.638%, 10/25/2021 (B)	241	3
FHLMC Multifamily Structured Pass-Through Certificates, Ser K032, Cl X1, IO
0.205%, 05/25/2023 (B)	32,150	89
FHLMC Multifamily Structured Pass-Through Certificates, Ser K047, Cl A2
3.329%, 05/25/2025 (B)	280	313
FHLMC Multifamily Structured Pass-Through Certificates, Ser K064, Cl X1, IO
0.742%, 03/25/2027 (B)	4,914	172
FHLMC Multifamily Structured Pass-Through Certificates, Ser K091, Cl A2
3.505%, 03/25/2029	310	366

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates, Ser K094, Cl X1, IO
1.016%, 06/25/2029 (B)	$1,998	$134
FHLMC Multifamily Structured Pass-Through Certificates, Ser K094, Cl XAM, IO
1.283%, 06/25/2029 (B)	4,850	446
FHLMC Multifamily Structured Pass-Through Certificates, Ser K095, Cl XAM, IO
1.372%, 06/25/2029 (B)	700	70
FHLMC Multifamily Structured Pass-Through Certificates, Ser K095, Cl X1, IO
1.082%, 06/25/2029 (B)	1,098	79
FHLMC Multifamily Structured Pass-Through Certificates, Ser K099, Cl X1, IO
1.006%, 09/25/2029 (B)	1,088	75
FHLMC Multifamily Structured Pass-Through Certificates, Ser K158, Cl A3
3.900%, 10/25/2033 (B)	2,000	2,517
FHLMC Multifamily Structured Pass-Through Certificates, Ser K723, Cl X1, IO
1.072%, 08/25/2023 (B)	7,422	155
FHLMC Multifamily Structured Pass-Through Certificates, Ser K735, Cl X1, IO
1.102%, 05/25/2026 (B)	1,517	73
FHLMC Multifamily Structured Pass-Through Certificates, Ser K736, Cl X1, IO
1.437%, 07/25/2026 (B)	1,999	127
FHLMC Multifamily Structured Pass-Through Certificates, Ser KC05, Cl X1, IO
1.204%, 06/25/2027 (B)	1,568	92
FHLMC Multifamily Structured Pass-Through Certificates, Ser KLU1, Cl A4
2.854%, 01/25/2031	600	675
FHLMC Multifamily Structured Pass-Through Certificates, Ser Q006, Cl APT2
2.553%, 09/25/2026 (B)	3,724	3,858
FHLMC Multifamily Structured Pass-Through Certificates, Ser S8FX, Cl A2
3.291%, 03/25/2027	320	361
FHLMC Multifamily Structured Pass-Through Certificates, Ser X3FX, Cl A2FX
3.000%, 06/25/2027	580	628
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN1, Cl M2
2.348%, VAR ICE LIBOR USD 1 Month+2.200%, 02/25/2024	65	65
FHLMC Structured Pass-Through Certificates, Ser 2007-76, Cl 2A
1.771%, 10/25/2037 (B)	102	110
FNMA
7.500%, 10/01/2037 to 04/01/2039	137	171
7.000%, 09/01/2026 to 02/01/2039	496	570
6.500%, 05/01/2027 to 05/01/2040	174	198

SEI Institutional Managed Trust / Annual Report / September 30, 2020	103

SCHEDULE OF INVESTMENTS

September 30, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
6.000%, 02/01/2023 to 07/01/2041	$1,931	$2,268
5.500%, 02/01/2021 to 09/01/2056	5,962	6,944
5.000%, 07/01/2033 to 03/01/2050	49,796	56,121
4.500%, 04/01/2025 to 01/01/2059	65,319	72,474
4.200%, 01/01/2029	775	915
4.000%, 09/01/2033 to 06/01/2057	84,710	92,755
3.820%, 07/01/2027	115	132
3.790%, 12/01/2025	1,465	1,662
3.500%, 07/01/2029 to 03/01/2057	60,491	64,996
3.490%, 02/01/2033	1,315	1,578
3.450%, 05/01/2034	2,365	2,838
3.290%, 09/01/2032	633	743
3.260%, 10/01/2030	684	788
3.160%, 05/01/2029	187	215
3.120%, 06/01/2035	850	989
3.080%, 04/01/2030	479	545
3.020%, 06/01/2024 to 05/01/2026	1,540	1,617
3.000%, 12/01/2031 to 09/01/2050	65,364	69,197
2.900%, 11/01/2029	500	554
2.820%, 07/01/2027	579	642
2.790%, 08/01/2029	1,200	1,354
2.500%, 06/01/2028 to 06/01/2040	1,381	1,467
2.455%, 04/01/2040	1,920	2,042
2.320%, 02/01/2032	200	217
2.260%, 04/01/2030	694	754
2.240%, 10/01/2031	200	217
2.140%, 04/01/2030	100	108
2.000%, 10/01/2040	12,330	12,756
1.950%, 04/01/2032	100	106
1.850%, 04/01/2032	100	106
0.776%, 11/25/2028	2,810	113
FNMA ACES, Ser 2012-M14, Cl X2, IO
0.510%, 09/25/2022 (B)	8,217	74
FNMA ACES, Ser 2014-M2, Cl A2
3.513%, 12/25/2023 (B)	1,338	1,433
FNMA ACES, Ser 2017-M7, Cl A2
2.961%, 02/25/2027 (B)	335	375
FNMA ACES, Ser 2020-M6 A, Cl A
2.500%, 10/25/2037	97	103
FNMA ARM
3.140%, VAR 12 Month Treas Avg+1.960%, 11/01/2035	109	112
3.046%, VAR 12 Month Treas Avg+1.870%, 10/01/2035	351	360
3.038%, VAR 12 Month Treas Avg+1.866%, 11/01/2035	395	406
2.983%, VAR 12 Month Treas Avg+1.819%, 10/01/2035	67	69
2.767%, VAR ICE LIBOR USD 12 Month+1.580%, 06/01/2045	673	698
2.678%, VAR ICE LIBOR USD 12 Month+1.585%, 01/01/2046	2,391	2,484

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO STRIPS, Ser 2012-409, Cl C22, IO
4.500%, 11/25/2039	$279	$42
FNMA CMO STRIPS, Ser 2012-409, Cl C2, IO
3.000%, 04/25/2027	320	17
FNMA CMO STRIPS, Ser 2012-409, Cl C13, IO
3.500%, 11/25/2041	274	24
FNMA CMO, Ser 1999-11, Cl Z
5.500%, 03/25/2029	162	172
FNMA CMO, Ser 2005-117, Cl LC
5.500%, 11/25/2035	306	323
FNMA CMO, Ser 2005-29, Cl ZA
5.500%, 04/25/2035	185	218
FNMA CMO, Ser 2005-360, Cl 2, IO
5.000%, 08/25/2035	913	156
FNMA CMO, Ser 2006-112, Cl ST, IO
6.552%, VAR ICE LIBOR USD 1 Month+6.700%, 11/25/2036	528	46
FNMA CMO, Ser 2008-22, Cl SI, IO
6.282%, VAR ICE LIBOR USD 1 Month+6.430%, 03/25/2037	401	11
FNMA CMO, Ser 2009-103, Cl MB
3.031%, 12/25/2039 (B)	36	38
FNMA CMO, Ser 2009-86, Cl BO, PO
0.000%, 03/25/2037 (A)	858	816
FNMA CMO, Ser 2010-150, Cl SK, IO
6.382%, VAR ICE LIBOR USD 1 Month+6.530%, 01/25/2041	246	64
FNMA CMO, Ser 2011-59, Cl NZ
5.500%, 07/25/2041	1,483	1,677
FNMA CMO, Ser 2011-87, Cl SG, IO
6.402%, VAR ICE LIBOR USD 1 Month+6.550%, 04/25/2040	177	20
FNMA CMO, Ser 2011-96, Cl SA, IO
6.402%, VAR ICE LIBOR USD 1 Month+6.550%, 10/25/2041	830	172
FNMA CMO, Ser 2012-101, Cl BI, IO
4.000%, 09/25/2027	50	3
FNMA CMO, Ser 2012-101, Cl AI, IO
3.000%, 06/25/2027	247	12
FNMA CMO, Ser 2012-118, Cl CI, IO
3.500%, 12/25/2039	220	6
FNMA CMO, Ser 2012-133, Cl CS, IO
6.002%, VAR ICE LIBOR USD 1 Month+6.150%, 12/25/2042	258	48
FNMA CMO, Ser 2012-151, Cl NX
1.500%, 01/25/2043	746	772
FNMA CMO, Ser 2012-28, Cl B
6.500%, 06/25/2039	21	23
FNMA CMO, Ser 2012-35, Cl SC, IO
6.352%, VAR ICE LIBOR USD 1 Month+6.500%, 04/25/2042	147	32
FNMA CMO, Ser 2012-411, Cl A3
3.000%, 08/25/2042	1,428	1,504

104	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2012-414, Cl A35
3.500%, 10/25/2042	$2,047	$2,206
FNMA CMO, Ser 2012-46, Cl BA
6.000%, 05/25/2042	197	232
FNMA CMO, Ser 2012-70, Cl YS, IO
6.502%, VAR ICE LIBOR USD 1 Month+6.650%, 02/25/2041	35	3
FNMA CMO, Ser 2012-74, Cl OA, PO
0.000%, 03/25/2042 (A)	19	18
FNMA CMO, Ser 2012-74, Cl SA, IO
6.502%, VAR ICE LIBOR USD 1 Month+6.650%, 03/25/2042	250	47
FNMA CMO, Ser 2012-75, Cl AO, PO
0.000%, 03/25/2042 (A)	38	37
FNMA CMO, Ser 2013-11, Cl AP
1.500%, 01/25/2043	1,862	1,907
FNMA CMO, Ser 2013-111, Cl PL
2.000%, 12/25/2042	375	386
FNMA CMO, Ser 2013-124, Cl SB, IO
5.802%, VAR ICE LIBOR USD 1 Month+5.950%, 12/25/2043	424	91
FNMA CMO, Ser 2013-126, Cl CS, IO
6.002%, VAR ICE LIBOR USD 1 Month+6.150%, 09/25/2041	316	51
FNMA CMO, Ser 2013-30, Cl CA
1.500%, 04/25/2043	301	308
FNMA CMO, Ser 2013-35, Cl CL
3.000%, 02/25/2043	6,875	7,427
FNMA CMO, Ser 2013-43, Cl BP
1.750%, 05/25/2043	812	846
FNMA CMO, Ser 2013-54, Cl BS, IO
6.002%, VAR ICE LIBOR USD 1 Month+6.150%, 06/25/2043	163	36
FNMA CMO, Ser 2013-73, Cl IB, IO
3.500%, 07/25/2028	76	6
FNMA CMO, Ser 2013-73, Cl IA, IO
3.000%, 09/25/2032	399	29
FNMA CMO, Ser 2013-9, Cl SA, IO
6.002%, VAR ICE LIBOR USD 1 Month+6.150%, 03/25/2042	308	56
FNMA CMO, Ser 2013-9, Cl BC
6.500%, 07/25/2042	229	279
FNMA CMO, Ser 2013-9, Cl CB
5.500%, 04/25/2042	1,731	2,003
FNMA CMO, Ser 2014-47, Cl AI, IO
2.874%, 08/25/2044 (B)	163	11
FNMA CMO, Ser 2014-73, Cl MA
2.500%, 11/25/2044	480	512
FNMA CMO, Ser 2015-55, Cl IO, IO
2.572%, 08/25/2055 (B)	435	21
FNMA CMO, Ser 2015-56, Cl AS, IO
6.002%, VAR ICE LIBOR USD 1 Month+6.150%, 08/25/2045	51	13

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2015-84, Cl PA
1.700%, 08/25/2033	$2,380	$2,464
FNMA CMO, Ser 2016-37, Cl MJ
3.500%, 08/25/2043	343	357
FNMA CMO, Ser 2016-48, Cl MA
2.000%, 06/25/2038	2,457	2,572
FNMA CMO, Ser 2016-57, Cl PC
1.750%, 06/25/2046	4,565	4,725
FNMA CMO, Ser 2016-60, Cl QS, IO
5.952%, VAR ICE LIBOR USD 1 Month+6.100%, 09/25/2046	281	57
FNMA CMO, Ser 2017-13, Cl PA
3.000%, 08/25/2046	989	1,048
FNMA CMO, Ser 2017-42, Cl H
3.000%, 11/25/2043	590	611
FNMA CMO, Ser 2017-76, Cl SB, IO
5.952%, VAR ICE LIBOR USD 1 Month+6.100%, 10/25/2057	1,505	342
FNMA CMO, Ser 2017-85, Cl SC, IO
6.052%, VAR ICE LIBOR USD 1 Month+6.200%, 11/25/2047	461	92
FNMA CMO, Ser 2018-14, Cl KC
3.000%, 03/25/2048	1,632	1,767
FNMA CMO, Ser 2018-15, Cl AB
3.000%, 03/25/2048	378	409
FNMA CMO, Ser 2018-43, Cl CT
3.000%, 06/25/2048	2,454	2,569
FNMA CMO, Ser 2018-54, Cl KA
3.500%, 01/25/2047	1,364	1,425
FNMA CMO, Ser 2018-8, Cl KL
2.500%, 03/25/2047	628	658
FNMA CMO, Ser 2019-25, Cl PA
3.000%, 05/25/2048	1,485	1,597
FNMA CMO, Ser 2019-35, Cl A
3.000%, 07/25/2049	738	777
FNMA CMO, Ser 2019-35, Cl MB
3.000%, 07/25/2049	1,023	1,104
FNMA CMO, Ser 2019-79, Cl FA
0.648%, VAR ICE LIBOR USD 1 Month+0.500%, 01/25/2050	2,847	2,869
FNMA CMO, Ser 2020-47, Cl GZ
2.000%, 07/25/2050	400	402
FNMA CMO, Ser 2020-56, Cl DI, IO
2.500%, 08/25/2050	697	94
FNMA TBA
5.000%, 10/01/2038	2,970	3,254
4.500%, 10/15/2042	6,346	6,865
4.000%, 10/10/2168	2,059	2,196
3.500%, 10/16/2027 to 10/15/2042	6,391	6,743
3.000%, 10/15/2042	6,579	6,892
2.500%, 10/15/2027 to 11/01/2043	38,693	40,533
2.000%, 10/14/2169 to 12/16/2169	174,501	180,613

SEI Institutional Managed Trust / Annual Report / September 30, 2020	105

SCHEDULE OF INVESTMENTS

September 30, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
1.500%, 10/19/2169 to 12/14/2169	$44,120	$44,570
FNMA, Ser 2014-M8, Cl X2, IO
0.396%, 06/25/2024 (B)	5,851	105
FNMA, Ser M10, Cl X2, IO
1.826%, 12/25/2030 (B)	5,817	797
FNMA, Ser M10, Cl X1, IO
1.923%, 12/25/2030 (B)	2,049	294
FNMA, Ser M10, Cl A2
3.482%, 07/25/2028 (B)	6,100	7,093
FNMA, Ser M15, Cl 1A2
3.700%, 01/25/2036	100	120
FNMA, Ser M27, Cl A2
2.700%, 11/25/2040	300	349
FNMA, Ser M36, Cl X1, IO
1.564%, 09/25/2034 (B)	599	66
FNMA, Ser M4, Cl A2
3.610%, 02/25/2031	490	586
FNMA, Ser M5, Cl A2
3.273%, 02/25/2029	930	1,067
FNMA, Ser M8, Cl A2
3.061%, 05/25/2027 (B)	200	226
FREMF Mortgage Trust, Ser 2012-K20, Cl X2A, IO
0.200%, 05/25/2045 (C)	11,270	29
FREMF Mortgage Trust, Ser 2019-KF58, Cl B
2.307%, VAR ICE LIBOR USD 1 Month+2.150%, 01/25/2026 (C)	1,591	1,511
FRESB Mortgage Trust, Ser 2017-SB42, Cl A10F
2.960%, 10/25/2027 (B)	207	218
GNMA
8.000%, 11/15/2029 to 09/15/2030	39	43
7.500%, 03/15/2029 to 10/15/2037	62	73
7.000%, 09/15/2031	23	28
6.500%, 07/15/2028 to 12/15/2035	1,201	1,391
6.000%, 12/15/2028 to 10/20/2040	2,132	2,473
5.000%, 12/20/2039 to 03/20/2049	18,030	19,803
4.956%, 07/20/2060 (B)	22	23
4.700%, 09/20/2061 (B)	687	710
4.500%, 04/20/2041 to 09/20/2049	21,024	22,852
4.193%, 01/20/2069 (B)	47	49
4.000%, 06/20/2047 to 04/20/2050	30,907	33,253
3.802%, 04/20/2063 (B)	203	208
3.500%, 03/20/2046 to 05/15/2050	23,865	25,456
3.000%, 02/20/2034 to 02/20/2050	20,147	21,135
GNMA CMO, Ser 2007-17, Cl IB, IO
6.094%, VAR ICE LIBOR USD 1 Month+6.250%, 04/20/2037	418	83
GNMA CMO, Ser 2007-51, Cl SG, IO
6.424%, VAR ICE LIBOR USD 1 Month+6.580%, 08/20/2037	55	9

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2007-78, Cl SA, IO
6.378%, VAR ICE LIBOR USD 1 Month+6.530%, 12/16/2037	$495	$84
GNMA CMO, Ser 2009-66, Cl XS, IO
6.648%, VAR ICE LIBOR USD 1 Month+6.800%, 07/16/2039	426	69
GNMA CMO, Ser 2010-31, Cl GS, IO
6.344%, VAR ICE LIBOR USD 1 Month+6.500%, 03/20/2039	2	–
GNMA CMO, Ser 2010-4, Cl NS, IO
6.238%, VAR ICE LIBOR USD 1 Month+6.390%, 01/16/2040	3,844	806
GNMA CMO, Ser 2010-85, Cl HS, IO
6.494%, VAR ICE LIBOR USD 1 Month+6.650%, 01/20/2040	30	3
GNMA CMO, Ser 2010-H11, Cl FA
1.170%, VAR ICE LIBOR USD 1 Month+1.000%, 06/20/2060	384	390
GNMA CMO, Ser 2010-H27, Cl FA
0.535%, VAR ICE LIBOR USD 1 Month+0.380%, 12/20/2060	1,139	1,137
GNMA CMO, Ser 2010-H28, Cl FE
0.555%, VAR ICE LIBOR USD 1 Month+0.400%, 12/20/2060	444	444
GNMA CMO, Ser 2011-H08, Cl FD
0.655%, VAR ICE LIBOR USD 1 Month+0.500%, 02/20/2061	217	217
GNMA CMO, Ser 2011-H08, Cl FG
0.635%, VAR ICE LIBOR USD 1 Month+0.480%, 03/20/2061	492	492
GNMA CMO, Ser 2011-H09, Cl AF
0.655%, VAR ICE LIBOR USD 1 Month+0.500%, 03/20/2061	363	364
GNMA CMO, Ser 2012-141, Cl WA
4.536%, 11/16/2041 (B)	279	312
GNMA CMO, Ser 2012-34, Cl SA, IO
5.894%, VAR ICE LIBOR USD 1 Month+6.050%, 03/20/2042	409	105
GNMA CMO, Ser 2012-43, Cl SN, IO
6.448%, VAR ICE LIBOR USD 1 Month+6.600%, 04/16/2042	71	20
GNMA CMO, Ser 2012-66, Cl CI, IO
3.500%, 02/20/2038	198	6
GNMA CMO, Ser 2012-98, Cl SA, IO
5.948%, VAR ICE LIBOR USD 1 Month+6.100%, 08/16/2042	194	42
GNMA CMO, Ser 2012-H25, Cl FA
0.855%, VAR ICE LIBOR USD 1 Month+0.700%, 12/20/2061	6	6
GNMA CMO, Ser 2012-H27, Cl AI, IO
1.759%, VAR ICE LIBOR USD 1 Month+0.000%, 10/20/2062	1,123	56

106	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2013-53, Cl OI, IO
3.500%, 04/20/2043	$197	$20
GNMA CMO, Ser 2013-69, Cl AI, IO
3.500%, 05/20/2043	364	49
GNMA CMO, Ser 2014-117, Cl SJ, IO
5.444%, VAR ICE LIBOR USD 1 Month+5.600%, 08/20/2044	114	23
GNMA CMO, Ser 2014-5, Cl SP, IO
5.998%, VAR ICE LIBOR USD 1 Month+6.150%, 06/16/2043	231	29
GNMA CMO, Ser 2014-H10, Cl TA
0.755%, VAR ICE LIBOR USD 1 Month+0.600%, 04/20/2064	528	530
GNMA CMO, Ser 2015-167, Cl OI, IO
4.000%, 04/16/2045	125	18
GNMA CMO, Ser 2015-H10, Cl FC
0.635%, VAR ICE LIBOR USD 1 Month+0.480%, 04/20/2065	350	351
GNMA CMO, Ser 2015-H18, Cl FA
0.605%, VAR ICE LIBOR USD 1 Month+0.450%, 06/20/2065	221	221
GNMA CMO, Ser 2015-H20, Cl FA
0.625%, VAR ICE LIBOR USD 1 Month+0.470%, 08/20/2065	254	254
GNMA CMO, Ser 2016-135, Cl SB, IO
5.948%, VAR ICE LIBOR USD 1 Month+6.100%, 10/16/2046	287	87
GNMA CMO, Ser 2017-167, Cl BQ
2.500%, 08/20/2044	1,133	1,176
GNMA CMO, Ser 2017-H15, Cl KI, IO
2.306%, VAR ICE LIBOR USD 12 Month+0.000%, 07/20/2067	798	93
GNMA CMO, Ser 2017-H18, Cl BI, IO
0.842%, VAR ICE LIBOR USD 12 Month+0.000%, 09/20/2067	5,178	418
GNMA CMO, Ser 2017-H20, Cl IB, IO
1.996%, VAR ICE LIBOR USD 12 Month+0.000%, 10/20/2067	364	36
GNMA CMO, Ser 2017-H22, Cl IC, IO
1.956%, VAR ICE LIBOR USD 12 Month+0.000%, 11/20/2067	161	15
GNMA CMO, Ser 2018-11, Cl PC
2.750%, 12/20/2047	1,763	1,838
GNMA CMO, Ser 2018-H06, Cl PF
0.455%, VAR ICE LIBOR USD 1 Month+0.300%, 02/20/2068	505	504
GNMA CMO, Ser 2018-H07, Cl FD
0.455%, VAR ICE LIBOR USD 1 Month+0.300%, 05/20/2068	894	891
GNMA CMO, Ser 2019-123, Cl A
3.000%, 10/20/2049	359	379
GNMA CMO, Ser 2019-132, Cl NA
3.500%, 09/20/2049	1,367	1,438

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2019-31, Cl JC
3.500%, 03/20/2049	$823	$869
GNMA CMO, Ser 2019-90, Cl AB
3.000%, 07/20/2049	774	807
GNMA CMO, Ser 2020-123, Cl NI, IO
2.500%, 08/20/2050	798	110
GNMA CMO, Ser 2020-123, Cl IL, IO
2.500%, 08/20/2050	299	41
GNMA CMO, Ser 2020-47, Cl NI, IO
3.500%, 04/20/2050	293	51
GNMA CMO, Ser 2020-47, Cl MI, IO
3.500%, 04/20/2050	783	131
GNMA CMO, Ser 2020-H09, Cl NF
1.406%, VAR ICE LIBOR USD 1 Month+1.250%, 04/20/2070	379	390
GNMA CMO, Ser 2020-H09, Cl FL
1.306%, VAR ICE LIBOR USD 1 Month+1.150%, 05/20/2070	899	942
GNMA CMO, Ser 2020-H12, Cl F
0.656%, VAR ICE LIBOR USD 1 Month+0.500%, 07/20/2070	100	100
GNMA CMO, Ser 2020-H13, Cl FA
0.606%, VAR ICE LIBOR USD 1 Month+0.450%, 07/20/2070	800	800
GNMA TBA
2.500%, 02/20/2046	31,850	33,449
2.000%, 10/21/2169 to 11/19/2169	54,950	57,030
GNMA, Ser 107, Cl AD
2.695%, 11/16/2047 (B)	523	554
GNMA, Ser 2012-112, Cl IO, IO
0.200%, 02/16/2053 (B)	783	8
GNMA, Ser 2012-152, Cl IO, IO
0.712%, 01/16/2054 (B)	4,601	194
GNMA, Ser 2012-27, Cl IO, IO
0.909%, 04/16/2053 (B)	1,261	30
GNMA, Ser 2013-145, Cl IO, IO
1.145%, 09/16/2044 (B)	53	2
GNMA, Ser 2013-96, Cl IO, IO
0.459%, 10/16/2054 (B)	1,345	23
GNMA, Ser 2014-47, Cl IA, IO
0.128%, 02/16/2048 (B)	130	2
GNMA, Ser 2014-50, Cl IO, IO
0.670%, 09/16/2055 (B)	534	23
GNMA, Ser 2014-92, Cl IX, IO
0.384%, 05/16/2054 (B)	3,951	53
GNMA, Ser 2015-5, Cl IK, IO
0.625%, 11/16/2054 (B)	5,551	172
GNMA, Ser 2019-71, Cl PT
3.000%, 06/20/2049	1,807	1,893
GNMA, Ser 28, Cl AB
3.150%, 06/16/2060	598	630

SEI Institutional Managed Trust / Annual Report / September 30, 2020	107

SCHEDULE OF INVESTMENTS

September 30, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 41, Cl IO, IO
0.742%, 07/16/2058 (B)	$1,651	$88
NCUA Guaranteed Notes Trust CMO, Ser 2010-R3, Cl 3A
2.400%, 12/08/2020	1	1

		1,297,192

Non-Agency Mortgage-Backed Obligations — 4.8%
Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 3A1
2.424%, 02/25/2035 (B)	434	425
Adjustable Rate Mortgage Trust, Ser 2007-1, Cl 5A31
0.288%, VAR ICE LIBOR USD 1 Month+0.140%, 03/25/2037	1,192	1,122
Alternative Loan Trust, Ser 2006-18CB, Cl A6
28.008%, VAR ICE LIBOR USD 1 Month+28.600%, 07/25/2036	199	338
American Home Mortgage Investment Trust, Ser 2004-4, Cl 4A
2.310%, VAR ICE LIBOR USD 6 Month+2.000%, 02/25/2045	137	137
American Home Mortgage Investment Trust, Ser 2005-1, Cl 6A
2.314%, VAR ICE LIBOR USD 6 Month+2.000%, 06/25/2045	1,321	1,333
American Home Mortgage Investment Trust, Ser 2005-4, Cl 5A
2.060%, VAR ICE LIBOR USD 6 Month+1.750%, 11/25/2045	999	671
American Home Mortgage Investment Trust, Ser 2006-1, Cl 12A1
0.548%, VAR ICE LIBOR USD 1 Month+0.400%, 03/25/2046	3,367	3,044
Angel Oak Mortgage Trust I, Ser 2019-2, Cl A1
3.628%, 03/25/2049 (B)(C)	352	360
Angel Oak Mortgage Trust, Ser 2020-2, Cl A1A
2.531%, 01/26/2065 (B)(C)	1,418	1,442
Angel Oak Mortgage Trust, Ser 2020-5, Cl A1
1.373%, 05/25/2065 (B)(C)	407	408
AOA Mortgage Trust, Ser 2015-1177, Cl A
2.957%, 12/13/2029 (C)	930	928
Aventura Mall Trust, Ser AVM, Cl A
4.249%, 07/05/2040 (B)(C)	420	447
BAMLL Commercial Mortgage Securities Trust, Ser 2018-PARK, Cl A
4.227%, 08/10/2038 (B)(C)	1,790	2,103
BAMLL Re-REMIC Trust, Ser 2016-GG10, Cl AJA
6.016%, 08/10/2045 (B)(C)	1,625	709

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Banc of America Funding Trust, Ser 2004-C, Cl 1A1
4.408%, 12/20/2034 (B)	$8	$8
Banc of America Funding Trust, Ser 2006-G, Cl 2A4
0.736%, VAR ICE LIBOR USD 1 Month+0.580%, 07/20/2036	287	288
BBCMS Mortgage Trust, Ser C6, Cl A2
2.690%, 02/15/2053	660	696
BBCMS Trust, Ser 2015-SRCH, Cl A1
3.312%, 08/10/2035 (C)	485	512
BBCMS Trust, Ser CBM, Cl A
1.152%, VAR ICE LIBOR USD 1 Month+1.000%, 07/15/2037 (C)	375	358
BB-UBS Trust, Ser 2012-SHOW, Cl A
3.430%, 11/05/2036 (C)	600	581
BCAP LLC Trust, Ser 2009-RR5, Cl 8A1
5.500%, 11/26/2034 (B)(C)	16	16
BCAP LLC Trust, Ser 2015-RR2, Cl 21A1
0.575%, 03/28/2037 (B)(C)	695	687
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 14A
3.676%, 05/25/2034 (B)	8	8
Bear Stearns ALT-A Trust, Ser 2004-6, Cl 1A
0.788%, VAR ICE LIBOR USD 1 Month+0.640%, 07/25/2034	10	10
Bear Stearns ARM Trust, Ser 2003-7, Cl 9A
3.957%, 10/25/2033 (B)	392	381
Bear Stearns Asset Backed Securities I Trust, Ser 2005-AC8, Cl A3, IO
7.502%, VAR ICE LIBOR USD 1 Month+7.650%, 11/25/2035	2,925	970
Bear Stearns Asset-Backed Securities I Trust, Ser 2005-AC6, Cl 1A3
5.500%, 09/25/2035 (B)	896	915
Bear Stearns Commercial Mortgage Securities, Ser 2005-PWR8, Cl X1, IO
0.716%, 06/11/2041 (B)(C)	1	–
Bear Stearns Mortgage Funding Trust, Ser 2007-AR3, Cl 1A1
0.288%, VAR ICE LIBOR USD 1 Month+0.140%, 03/25/2037	3,616	3,240
Benchmark Mortgage Trust, Ser 2018-B1, Cl ASB
3.602%, 01/15/2051 (B)	128	144
BFLD, Ser 2019-DPLO, Cl A
1.242%, VAR ICE LIBOR USD 1 Month+1.090%, 10/15/2034 (C)	845	819
Bunker Hill Loan Depositary Trust, Ser 2019- 1, Cl A1
3.613%, 10/26/2048 (C)	475	492

108	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Bunker Hill Loan Depositary Trust, Ser 2019- 2, Cl A1
2.879%, 07/25/2049 (C)	$827	$849
Bunker Hill Loan Depositary Trust, Ser 2019-3, Cl A1
2.724%, 11/25/2059 (C)	966	988
BWAY Mortgage Trust, Ser 2015-1740, Cl A
2.917%, 01/10/2035 (C)	1,320	1,342
BX Commercial Mortgage Trust, Ser 2019- XL, Cl A
1.072%, VAR ICE LIBOR USD 1 Month+0.920%, 10/15/2036 (C)	987	987
BX Commercial Mortgage Trust, Ser 2019- XL, Cl F
2.152%, VAR ICE LIBOR USD 1 Month+2.000%, 10/15/2036 (C)	2,573	2,540
BX Commercial Mortgage Trust, Ser IND, Cl H
3.152%, VAR ICE LIBOR USD 1 Month+3.000%, 11/15/2035 (C)	4,102	4,000
BX Trust, Ser 2019-OC11, Cl A
3.202%, 12/09/2041 (C)	610	646
Cali Mortgage Trust, Ser 2019-101C, Cl A
3.957%, 03/10/2029	1,280	1,499
CAMB Commercial Mortgage Trust, Ser 2019- LIFE, Cl A
1.222%, VAR ICE LIBOR USD 1 Month+1.070%, 12/15/2037 (C)	940	941
CD Commercial Mortgage Trust, Ser 2007- CD4, Cl XC, IO
1.380%, 12/11/2049 (B)(C)	7	–
CD Commercial Mortgage Trust, Ser 2017- CD3, Cl A4
3.631%, 02/10/2050	310	351
CD Commercial Mortgage Trust, Ser 2017- CD4, Cl ASB
3.317%, 05/10/2050	474	518
CD Commercial Mortgage Trust, Ser 2017- CD5, Cl XA, IO
1.030%, 08/15/2050 (B)	8,561	371
CD Commercial Mortgage Trust, Ser 2017- CD6, Cl ASB
3.332%, 11/13/2050	1,156	1,277
CD Mortgage Trust, Ser 2006-CD2, Cl X, IO
0.023%, 01/15/2046 (B)(C)	55	–
Century Plaza Towers, Ser 2019-CPT, Cl A
2.865%, 11/13/2039 (C)	1,160	1,264
CFCRE Commercial Mortgage Trust, Ser 2017-C8, Cl ASB
3.367%, 06/15/2050	494	539
CFCRE Commercial Mortgage Trust, Ser 2017-C8, Cl A1
1.965%, 06/15/2050	51	51

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
CFCRE Commercial Mortgage Trust, Ser 2017-C8, Cl A4
3.572%, 06/15/2050	$371	$413
CFK Trust, Ser MF2, Cl E
3.573%, 03/15/2039 (B)(C)	2,840	2,573
CFK Trust, Ser MF2, Cl F
3.573%, 03/15/2039 (B)(C)	2,960	2,579
Chase Mortgage Finance, Ser 2007-A1, Cl 9A1
3.774%, 02/25/2037 (B)	7	7
Chase Mortgage Finance, Ser 2007-A1, Cl 2A1
3.169%, 02/25/2037 (B)	12	12
Chase Mortgage Finance, Ser 2007-A2, Cl 1A1
3.525%, 06/25/2035 (B)	15	15
CHT Mortgage Trust, Ser 2017-CSMO, Cl A
1.082%, VAR ICE LIBOR USD 1 Month+0.930%, 11/15/2036 (C)	490	473
Citigroup Commercial Mortgage Trust, Ser 2013-375P, Cl A
3.251%, 05/10/2035 (C)	240	250
Citigroup Commercial Mortgage Trust, Ser 2019-GC41, Cl A5
2.869%, 08/10/2056	2,680	2,963
Citigroup Global Markets Mortgage Securities VII, Ser 2003-HYB1, Cl A
2.856%, 09/25/2033 (B)	11	11
Citigroup Mortgage Loan Trust, Ser 2017- RP2, Cl A1
3.250%, 07/25/2067 (B)(C)	2,537	2,593
COLT Funding LLC, Ser 2019-4, Cl A1
2.579%, 11/25/2049 (B)(C)	690	698
COLT Mortgage Loan Trust, Ser 2019-1, Cl A1
3.705%, 03/25/2049 (B)(C)	278	280
COLT Mortgage Loan Trust, Ser 2019-2, Cl A1
3.337%, 05/25/2049 (B)(C)	513	518
COLT Mortgage Loan Trust, Ser 2020-2, Cl A1
1.853%, 03/25/2065 (B)(C)	751	756
COMM Mortgage Trust, Ser 2010-C1, Cl XWB, IO
0.750%, 07/10/2046 (B)(C)	13,060	–
COMM Mortgage Trust, Ser 2012-LC4, Cl A4
3.288%, 12/10/2044	74	75
COMM Mortgage Trust, Ser 2013-CR12, Cl C
5.241%, 10/10/2046 (B)	70	68
COMM Mortgage Trust, Ser 2013-CR12, Cl AM
4.300%, 10/10/2046	130	140
COMM Mortgage Trust, Ser 2013-CR12, Cl B
4.762%, 10/10/2046 (B)	120	121
COMM Mortgage Trust, Ser 2013-CR6, Cl B
3.397%, 03/10/2046 (C)	299	304

SEI Institutional Managed Trust / Annual Report / September 30, 2020	109

SCHEDULE OF INVESTMENTS

September 30, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Ser 2014-UBS2, Cl A5
3.961%, 03/10/2047	$236	$258
COMM Mortgage Trust, Ser 2014-UBS2, Cl XA, IO
1.318%, 03/10/2047 (B)	1,819	57
COMM Mortgage Trust, Ser 2014-UBS3, Cl AM
4.012%, 06/10/2047	285	310
COMM Mortgage Trust, Ser 2015-CR26, Cl A4
3.630%, 10/10/2048	350	391
COMM Mortgage Trust, Ser 2015-LC19, Cl XA, IO
1.262%, 02/10/2048 (B)	5,800	234
COMM Mortgage Trust, Ser 2016-GCT, Cl A
2.681%, 08/10/2029 (C)	370	372
COMM Mortgage Trust, Ser 2017-PANW, Cl A
3.244%, 10/10/2029 (C)	410	433
COMM Mortgage Trust, Ser CBM, Cl A2
2.896%, 02/10/2037 (C)	1,230	1,233
COMM Mortgage Trust, Ser CR6, Cl A4
3.101%, 03/10/2046	1,420	1,473
COMM Mortgage Trust, Ser LC21, Cl A4
3.708%, 07/10/2048	311	344
COMM Mortgage Trust, Ser LC23, Cl ASB
3.598%, 10/10/2048	795	849
COMM Mortgage Trust, Ser LC6, Cl AM
3.282%, 01/10/2046	465	485
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR4, Cl AM
3.251%, 10/15/2045	590	593
Commercial Mortgage Pass-Through Certificates, Ser CR14, Cl B
4.768%, 02/10/2047 (B)	850	926
Connecticut Avenue Securities Trust, Ser 2019-R02, Cl 1M2
2.448%, VAR ICE LIBOR USD 1 Month+2.300%, 08/25/2031 (C)	1,557	1,549
Connecticut Avenue Securities Trust, Ser 2019-R07, Cl 1M2
2.248%, VAR ICE LIBOR USD 1 Month+2.100%, 10/25/2039 (C)	2,260	2,247
Core Mortgage Trust, Ser 2019-CORE, Cl A
1.032%, VAR ICE LIBOR USD 1 Month+0.880%, 12/15/2031 (C)	4,255	4,229
Credit Suisse Commercial Mortgage Trust, Ser 2006-C3, Cl AJ
6.636%, 06/15/2038 (B)	34	17
Credit Suisse Commercial Mortgage Trust, Ser 2006-C5, Cl AJ
5.373%, 12/15/2039	244	105
Credit Suisse First Boston Mortgage Securities, Ser 2003-27, Cl 5A3
5.250%, 11/25/2033	10	10

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse First Boston Mortgage Securities, Ser 2003-29, Cl 5A1
7.000%, 12/25/2033	$31	$32
Credit Suisse First Boston Mortgage Securities, Ser 2003-AR24, Cl 2A4
3.319%, 10/25/2033 (B)	682	708
Credit Suisse Mortgage Trust, Ser 2019, Cl B
4.764%, 12/15/2021	3,790	3,495
CSAIL Commercial Mortgage Trust, Ser 2015-C3, Cl A3
3.447%, 08/15/2048	555	600
CSAIL Commercial Mortgage Trust, Ser 2015-C3, Cl A2
3.033%, 08/15/2048	259	260
CSAIL Commercial Mortgage Trust, Ser 2015-C4, Cl A4
3.808%, 11/15/2048	345	384
CSAIL Commercial Mortgage Trust, Ser C19, Cl AS
2.971%, 03/15/2053	580	629
CSAIL Commercial Mortgage Trust, Ser C19, Cl C
3.735%, 03/15/2053 (B)	500	493
CSMC Trust, Ser 2017-CHOP, Cl G
5.502%, VAR ICE LIBOR USD 1 Month+5.350%, 07/15/2032 (C)	1,000	661
CSMC Trust, Ser 2017-PFHP, Cl A
1.102%, VAR ICE LIBOR USD 1 Month+0.950%, 12/15/2030 (C)	1,190	1,157
CSMC Trust, Ser 2018-J1, Cl A2
3.500%, 02/25/2048 (B)(C)	5,653	5,870
CSMC Trust, Ser 2020-RPL4, Cl A1
2.000%, 01/25/2060 (C)	1,100	1,135
CSMC, Ser 2014-11R, Cl 9A2
0.315%, VAR ICE LIBOR USD 1 Month+0.140%, 10/27/2036 (C)	2,575	2,202
CSMC, Ser 2014-7R, Cl 8A1
3.171%, 07/27/2037 (B)(C)	162	161
CSMC, Ser 2014-USA, Cl A2
3.953%, 09/15/2037 (C)	2,135	2,176
CSMC, Ser 2014-USA, Cl E
4.373%, 09/15/2037 (C)	290	197
CSMC, Ser 2015-5R, Cl 1A1
2.091%, 09/27/2046 (B)(C)	286	282
DBCCRE Mortgage Trust, Ser 2014-ARCP, Cl A
4.238%, 01/10/2034 (C)	1,175	1,256
DBCCRE Mortgage Trust, Ser 2018-ARCP, Cl C
5.099%, 01/10/2034 (B)(C)	315	331
DBJPM Mortgage Trust, Ser 2017-C6, Cl ASB
3.121%, 06/10/2050	281	304
DBJPM Mortgage Trust, Ser C9, Cl A5
1.926%, 09/15/2053	164	170

110	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
DBUBS Mortgage Trust, Ser 2011-LC2A, Cl A4
4.537%, 07/10/2044 (C)	$91	$92
DC Office Trust, Ser 2019-MTC, Cl A
2.965%, 09/15/2045 (C)	1,240	1,366
DSLA Mortgage Loan Trust, Ser 2004-AR2, Cl A2B
0.956%, VAR ICE LIBOR USD 1 Month+0.800%, 11/19/2044	511	464
EverBank Mortgage Loan Trust, Ser 2018-1, Cl A22
3.500%, 02/25/2048 (B)(C)	518	534
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA2, Cl M3
4.798%, VAR ICE LIBOR USD 1 Month+4.650%, 10/25/2028	253	263
Flagstar Mortgage Trust, Ser 2018-2, Cl A4
3.500%, 04/25/2048 (B)(C)	2,271	2,305
FNMA Connecticut Avenue Securities, Ser 2014-C03, Cl 1M2
3.148%, VAR ICE LIBOR USD 1 Month+3.000%, 07/25/2024	2,960	2,586
FNMA Connecticut Avenue Securities, Ser 2018-C05, Cl 1M2
2.498%, VAR ICE LIBOR USD 1 Month+2.350%, 01/25/2031	2,205	2,163
FWDSecuritization Trust, Ser 2019-INV1, Cl A1
2.810%, 06/25/2049 (B)(C)	1,076	1,101
GCAT, Ser 2019-NQM1, Cl A1
2.985%, 02/25/2059 (C)	301	306
GS Mortgage Securities II, Ser 2010-C1, Cl A2
4.592%, 08/10/2043 (C)	337	337
GS Mortgage Securities II, Ser 2017-SLP, Cl C
3.924%, 10/10/2032 (C)	1,310	1,277
GS Mortgage Securities II, Ser GC30, Cl B
4.169%, 05/10/2050 (B)	480	504
GS Mortgage Securities Trust, Ser 2006-GG8, Cl X, IO
1.270%, 11/10/2039 (B)(C)	233	–
GS Mortgage Securities Trust, Ser 2006-GG8, Cl AJ
5.622%, 11/10/2039	183	124
GS Mortgage Securities Trust, Ser 2012-GC6, Cl A3
3.482%, 01/10/2045	1,092	1,114
GS Mortgage Securities Trust, Ser 2012-GCJ7, Cl AAB
2.935%, 05/10/2045	7	7
GS Mortgage Securities Trust, Ser 2013-GC16, Cl B
5.161%, 11/10/2046 (B)	270	285
GS Mortgage Securities Trust, Ser 2014-GC18, Cl A4
4.074%, 01/10/2047	977	1,059

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust, Ser 2014-GC18, Cl A3
3.801%, 01/10/2047	$386	$410
GS Mortgage Securities Trust, Ser 2014-GC26, Cl B
4.215%, 11/10/2047 (B)	680	690
GS Mortgage Securities Trust, Ser 2015-GC34, Cl A4
3.506%, 10/10/2048	571	631
GS Mortgage Securities Trust, Ser 2018-SRP5
3.281%, 06/09/2021	2,900	2,331
GS Mortgage-Backed Securities Trust, Ser 2018-RPL1, Cl A1A
3.750%, 10/25/2057 (C)	4,237	4,511
GSMPS Mortgage Loan Trust, Ser 1998-1, Cl A
8.000%, 09/19/2027 (B)(C)	14	13
GSR Mortgage Loan Trust, Ser 2003-13, Cl 1A1
2.936%, 10/25/2033 (B)	173	177
GSR Mortgage Loan Trust, Ser 2004-8F, Cl 2A3
6.000%, 09/25/2034	15	16
GSR Mortgage Loan Trust, Ser 2007-1F, Cl 2A4
5.500%, 01/25/2037	5	6
HarborView Mortgage Loan, Ser 2004-3, Cl 1A
3.993%, 05/19/2034 (B)	657	670
Hudson Yards Mortgage Trust, Ser 2019-30HY, Cl A
3.228%, 07/10/2039 (C)	1,225	1,372
Hudson Yards Mortgage Trust, Ser 2019-55HY, Cl A
3.041%, 12/10/2041 (B)(C)	1,240	1,369
Impac Secured Assets Trust, Ser 2006-2, Cl 2A1
0.498%, VAR ICE LIBOR USD 1 Month+0.350%, 08/25/2036	7	7
Impact Funding, Ser 2010-1, Cl A1
5.314%, 01/25/2051 (C)	1,080	1,171
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl B
5.055%, 01/15/2047 (B)	130	139
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl C
4.706%, 09/15/2047 (B)	120	107
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C23, Cl A4
3.670%, 09/15/2047	541	583
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A3
2.912%, 10/15/2048	1,805	1,920

SEI Institutional Managed Trust / Annual Report / September 30, 2020	111

SCHEDULE OF INVESTMENTS

September 30, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMBB Commercial Mortgage Securities Trust, Ser C29, Cl A4
3.611%, 05/15/2048	$467	$516
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C5, Cl A3
3.597%, 03/15/2050	250	269
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C5, Cl ASB
3.492%, 03/15/2050	187	204
JPMDB Commercial Mortgage Securities Trust, Ser 2018-C8, Cl ASB
4.145%, 06/15/2051	575	664
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-CB15, Cl X1, IO
0.394%, 06/12/2043 (B)	528	–
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-CB19, Cl AJ
6.068%, 02/12/2049 (B)	51	26
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LD12, Cl AJ
6.711%, 02/15/2051 (B)	2	2
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C5, Cl B
5.605%, 08/15/2046 (B)(C)	296	299
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-C20, Cl C
4.752%, 07/15/2047 (B)	380	372
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2017-JP6, Cl ASB
3.283%, 07/15/2050	529	578
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-BCON, Cl B
3.881%, 01/05/2031 (B)(C)	1,305	1,326
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-PHH, Cl A
2.410%, VAR ICE LIBOR USD 1 Month+0.910%, 06/15/2035 (C)	1,129	1,070
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2019-OSB, Cl A
3.397%, 06/05/2039 (C)	1,500	1,697
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 5A3
3.469%, 11/25/2033 (B)	23	23
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 4A1
3.076%, 08/25/2034 (B)	44	45
JPMorgan Mortgage Trust, Ser 2015-5, Cl A9
2.633%, 05/25/2045 (B)(C)	88	90
JPMorgan Mortgage Trust, Ser 2018-4, Cl A1
3.500%, 10/25/2048 (B)(C)	501	515
JPMorgan Mortgage Trust, Ser 2018-5, Cl A1
3.500%, 10/25/2048 (B)(C)	1,479	1,517

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
LB-UBS Commercial Mortgage Trust, Ser 2006-C1, Cl XCL, IO
0.386%, 02/15/2041 (B)(C)	$313	$–
Lehman XS Trust, Ser 2007-16N, Cl 2A2
0.998%, VAR ICE LIBOR USD 1 Month+0.850%, 09/25/2047	3,990	3,876
Master Resecuritization Trust, Ser 2005, Cl 3, PO
0.000%, 05/28/2035 (A)(C)	4	3
MASTR Reperforming Loan Trust, Ser 2005-1, Cl 1A1
6.000%, 08/25/2034 (C)	1,299	1,011
Merrill Lynch Mortgage Investors Trust, Ser 2003-A4, Cl 2A
3.736%, 07/25/2033 (B)	11	11
Merrill Lynch Mortgage Investors Trust, Ser 2004-A1, Cl 4A
4.000%, 02/25/2034 (B)	39	38
MKT Mortgage Trust, Ser 525M, Cl A
2.694%, 02/12/2040 (C)	1,750	1,877
ML-CFC Commercial Mortgage Trust, Ser 2006-4, Cl XC, IO
0.743%, 12/12/2049 (B)(C)	40	–
ML-CFC Commercial Mortgage Trust, Ser 2007-5, Cl AJFL
5.450%, 08/12/2048 (B)(C)	19	11
ML-CFC Commercial Mortgage Trust, Ser 2007-5, Cl AJ
5.450%, 08/12/2048 (B)	143	82
ML-CFC Commercial Mortgage Trust, Ser 2007-9, Cl AJ
6.072%, 09/12/2049 (B)	181	67
Morgan Stanley BAML Trust, Ser 2012-CKSV, Cl A2
3.277%, 10/15/2030 (C)	760	655
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C6, Cl B
3.930%, 11/15/2045	390	400
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C9, Cl AS
3.456%, 05/15/2046	80	83
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C20, Cl A4
3.249%, 02/15/2048	138	149
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C25, Cl A5
3.635%, 10/15/2048	250	276
Morgan Stanley Capital I Trust, Ser 2006-IQ12, Cl AJ
5.399%, 12/15/2043	57	38
Morgan Stanley Capital I Trust, Ser 2007-HQ11, Cl X, IO
0.365%, 02/12/2044 (B)(C)	40	–

112	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust, Ser 2007-IQ16, Cl AJ
6.467%, 12/12/2049 (B)	$86	$51
Morgan Stanley Capital I Trust, Ser 2007-T27, Cl AJ
6.215%, 06/11/2042 (B)	1,397	1,399
Morgan Stanley Capital I Trust, Ser 2011-C1, Cl C
5.675%, 09/15/2047 (B)(C)	905	910
Morgan Stanley Capital I Trust, Ser 2016-BNK2, Cl XA, IO
1.185%, 11/15/2049 (B)	3,351	152
Morgan Stanley Capital I Trust, Ser 2017-ASHF, Cl A
1.002%, VAR ICE LIBOR USD 1 Month+0.850%, 11/15/2034 (C)	38	36
Morgan Stanley Capital I Trust, Ser 2019-BPR, Cl A
1.552%, VAR ICE LIBOR USD 1 Month+1.400%, 05/15/2036 (C)	1,720	1,645
MSCG Trust, Ser 2015-ALDR, Cl A2
3.577%, 06/07/2035 (B)(C)	490	482
Natixis Commercial Mortgage Securities Trust, Ser 2PAC, Cl A
2.966%, 12/15/2038 (C)	1,260	1,314
New Residential Mortgage Loan Trust, Ser 2017-1A, Cl A1
4.000%, 02/25/2057 (B)(C)	1,012	1,097
New Residential Mortgage Loan Trust, Ser 2019-NQM2, Cl A1
3.600%, 04/25/2049 (B)(C)	392	397
New Residential Mortgage Loan Trust, Ser 2019-NQM4, Cl A1
2.492%, 09/25/2059 (B)(C)	655	666
Nomura Asset Acceptance Alternative Loan Trust, Ser 2007-1, Cl 1A3
5.957%, 03/25/2047	85	88
OBX Trust, Ser 2019-EXP1, Cl 1A3
4.000%, 01/25/2059 (B)(C)	506	525
OBX Trust, Ser 2019-INV1, Cl A8
4.000%, 11/25/2048 (B)(C)	375	376
OBX Trust, Ser 2020-EXP1, Cl 2A1A
0.898%, VAR ICE LIBOR USD 1 Month+0.750%, 02/25/2060 (C)	1,216	1,231
OBX Trust, Ser 2020-EXP3, Cl 2A1A
1.106%, VAR ICE LIBOR USD 1 Month+0.900%, 01/25/2060 (C)	965	965
One Bryant Park Trust, Ser 2019-OBP, Cl A
2.516%, 09/15/2054 (C)	1,570	1,671
Prime Mortgage Trust, Ser 2004-CL1, Cl 1A1
6.000%, 02/25/2034	14	15
Prime Mortgage Trust, Ser 2004-CL1, Cl 1, PO
0.000%, 02/25/2034 (A)	4	4

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Prime Mortgage Trust, Ser 2006-DR1, Cl 2A1
5.500%, 05/25/2035 (C)	$938	$778
Radnor RE, Ser 2018-1, Cl M2
2.848%, VAR ICE LIBOR USD 1 Month+2.700%, 03/25/2028 (C)	7,270	6,925
RBSCF Trust, Ser 2013-GSP, Cl A
3.961%, 01/15/2032 (B)(C)	445	464
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 2A1
3.542%, 12/25/2034 (B)	282	276
Residential Mortgage Loan Trust, Ser 2019-3, Cl A1
2.633%, 09/25/2059	1,942	1,979
Rosslyn Portfolio Trust, Ser 2017-R17, Cl A
1.939%, VAR ICE LIBOR USD 1 Month+0.950%, 06/15/2033 (C)	282	277
Seasoned Credit Risk Transfer Trust, Ser 2016-1, Cl M2
3.750%, 09/25/2055 (B)(C)	2,960	2,917
Seasoned Credit Risk Transfer Trust, Ser 2019-1, Cl M
4.750%, 07/25/2058 (B)(C)	2,840	2,789
SFAVE Commercial Mortgage Securities Trust, Ser 2015-5AVE, Cl A1
3.872%, 01/05/2043 (B)(C)	390	410
SFAVE Commercial Mortgage Securities Trust, Ser 2015-5AVE, Cl A2B
4.144%, 01/05/2043 (B)(C)	175	162
SG Residential Mortgage Trust, Ser 2019-3, Cl A1
2.703%, 09/25/2059 (B)(C)	643	650
Silverstone Master Issuer, Ser 2018-1A, Cl 1A
0.661%, VAR ICE LIBOR USD 3 Month+0.390%, 01/21/2070 (C)	179	179
Starwood Mortgage Residential Trust, Ser 2019-INV1, Cl A1
2.610%, 09/27/2049 (B)(C)	718	729
Starwood Mortgage Residential Trust, Ser 2020-1, Cl A1
2.275%, 02/25/2050 (B)(C)	1,270	1,293
Starwood Mortgage Residential Trust, Ser 2020-3, Cl A1
1.486%, 04/25/2065 (B)(C)	821	824
Structured Asset Mortgage Investments II Trust, Ser 2007-AR3, Cl 2A1
0.338%, VAR ICE LIBOR USD 1 Month+0.190%, 09/25/2047	4,565	4,229
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2003-24A, Cl 3A2
2.874%, 07/25/2033 (B)	49	49

SEI Institutional Managed Trust / Annual Report / September 30, 2020	113

SCHEDULE OF INVESTMENTS

September 30, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2003-37A, Cl 2A
2.953%, 12/25/2033 (B)	$16	$15
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl D
4.620%, 12/10/2045 (B)(C)	670	353
Verus Securitization Trust, Ser 2019-1, Cl A1
3.836%, 02/25/2059 (B)(C)	280	284
Verus Securitization Trust, Ser 2019-2, Cl A1
3.211%, 05/25/2059 (B)(C)	985	1,007
Verus Securitization Trust, Ser 2019-3, Cl A1
2.784%, 07/25/2059 (C)	1,347	1,373
Verus Securitization Trust, Ser 2019-4, Cl A1
2.642%, 11/25/2059 (C)	1,862	1,898
Verus Securitization Trust, Ser 2019-INV1, Cl A1
3.402%, 12/25/2059 (B)(C)	521	534
Verus Securitization Trust, Ser 2019-INV2, Cl A1
2.913%, 07/25/2059 (B)(C)	725	741
Verus Securitization Trust, Ser 2019-INV3, Cl A1
2.692%, 11/25/2059 (B)(C)	877	899
Verus Securitization Trust, Ser 2020-2, Cl A1
2.226%, 05/25/2060 (B)(C)	1,696	1,712
Visio Trust, Ser 2019-1, Cl A1
3.572%, 06/25/2054 (B)(C)	381	389
VNDO Mortgage Trust, Ser 2012-6AVE, Cl C
3.448%, 11/15/2030 (B)(C)	987	1,012
VNO Mortgage Trust, Ser 2012-6AVE, Cl A
2.996%, 11/15/2030 (C)	110	113
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR10, Cl A7
3.610%, 10/25/2033 (B)	34	33
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR7, Cl A7
2.688%, 08/25/2033 (B)	17	17
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR9, Cl 1A6
2.790%, 09/25/2033 (B)	34	34
WaMu Mortgage Pass-Through Certificates, Ser 2003-S4, Cl 2A10
17.055%, VAR ICE LIBOR USD 1 Month+17.463%, 06/25/2033	6	8
WaMu Mortgage Pass-Through Certificates, Ser 2003-S9, Cl A8
5.250%, 10/25/2033	73	75
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR3, Cl A2
3.666%, 06/25/2034 (B)	21	21
WaMu Mortgage Pass-Through Certificates, Ser 2004-RA4, Cl 3A
7.500%, 07/25/2034	72	77

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR13, Cl A1A3
0.928%, VAR ICE LIBOR USD 1 Month+0.780%, 10/25/2045	$313	$311
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR15, Cl A1A1
0.408%, VAR ICE LIBOR USD 1 Month+0.260%, 11/25/2045	5,558	5,363
WaMu Mortgage Pass-Through Certificates, Ser 2007-OA1, Cl A1A
1.719%, VAR 12 Month Treas Avg+0.700%, 02/25/2047	1,500	1,372
Washington Mutual Mortgage Pass-Through Certificates Trust, Ser 2007-OA2, Cl 2A
1.719%, VAR 12 Month Treas Avg+0.700%, 01/25/2047	902	764
Waterfall Commercial Mortgage Trust, Ser 2015-SBC5, Cl A
4.104%, 09/14/2022 (B)(C)	326	321
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl C
4.693%, 10/15/2045 (B)	780	797
Wells Fargo Commercial Mortgage Trust, Ser 2013-LC12, Cl B
4.411%, 07/15/2046 (B)	20	19
Wells Fargo Commercial Mortgage Trust, Ser 2014-LC18, Cl A5
3.405%, 12/15/2047	570	622
Wells Fargo Commercial Mortgage Trust, Ser 2016-C36, Cl XA, IO
1.431%, 11/15/2059 (B)	5,430	311
Wells Fargo Mortgage Backed Securities Trust, Ser 2005-AR7, Cl B1
4.175%, 05/25/2035 (B)	2,026	1,670
Wells Fargo Mortgage-Backed Securities Trust, Ser 2015-5R, Cl 2A1
3.257%, 03/26/2035 (B)(C)	71	71
WFRBS Commercial Mortgage Trust, Ser 2012-C7, Cl XA, IO
1.470%, 06/15/2045 (B)(C)	602	9
WFRBS Commercial Mortgage Trust, Ser 2013-C13, Cl XA, IO
1.327%, 05/15/2045 (B)(C)	834	21
WFRBS Commercial Mortgage Trust, Ser 2014-C19, Cl B
4.723%, 03/15/2047 (B)	110	118
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl B
4.213%, 08/15/2047 (B)	300	309
WFRBS Commercial Mortgage Trust, Ser C25, Cl ASB
3.369%, 11/15/2047	461	483

114	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
WinWater Mortgage Loan Trust, Ser 2015-5, Cl A5
3.500%, 08/20/2045 (B)(C)	$478	$480

		206,612

Total Mortgage-Backed Securities (Cost $1,487,199) ($ Thousands)		1,503,804

CORPORATE OBLIGATIONS — 34.2%

Communication Services — 3.0%
Activision Blizzard
2.500%, 09/15/2050	390	363
1.350%, 09/15/2030	339	331
Alphabet
2.250%, 08/15/2060	452	427
2.050%, 08/15/2050	400	374
1.900%, 08/15/2040	226	217
1.100%, 08/15/2030	240	239
0.800%, 08/15/2027	220	219
0.450%, 08/15/2025	110	110
Altice France
7.375%, 05/01/2026 (C)	230	241
AT&T
6.500%, 09/01/2037	1,335	1,873
5.250%, 03/01/2037	2,420	3,026
5.150%, 03/15/2042	25	31
4.850%, 03/01/2039	750	905
4.800%, 06/15/2044	2,870	3,421
4.750%, 05/15/2046	1,600	1,880
4.500%, 05/15/2035	75	89
4.500%, 03/09/2048	678	778
4.350%, 03/01/2029	240	283
4.350%, 06/15/2045	350	392
4.300%, 02/15/2030	950	1,126
3.850%, 06/01/2060	339	345
3.800%, 02/15/2027	318	359
3.650%, 06/01/2051	159	160
3.650%, 09/15/2059 (C)	469	461
3.550%, 09/15/2055 (C)	931	902
3.500%, 06/01/2041	339	356
3.500%, 09/15/2053 (C)	3,462	3,347
3.300%, 02/01/2052	1,214	1,151
3.100%, 02/01/2043	1,581	1,542
3.000%, 06/30/2022	961	999
2.750%, 06/01/2031	1,017	1,073
2.300%, 06/01/2027	2,517	2,636
2.250%, 02/01/2032	813	813
1.650%, 02/01/2028	2,311	2,315
CCO Holdings
4.500%, 08/15/2030 (C)	50	53
4.500%, 05/01/2032 (C)	1,010	1,054

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Charter Communications Operating
6.834%, 10/23/2055	$70	$97
6.484%, 10/23/2045	110	148
6.384%, 10/23/2035	10	14
5.750%, 04/01/2048	777	969
5.375%, 04/01/2038	843	1,032
5.375%, 05/01/2047	141	167
4.908%, 07/23/2025	3,760	4,347
4.800%, 03/01/2050	2,159	2,455
4.464%, 07/23/2022	302	320
4.200%, 03/15/2028	763	866
3.750%, 02/15/2028	85	94
Comcast
7.050%, 03/15/2033	90	137
6.500%, 11/15/2035	480	728
4.700%, 10/15/2048	90	120
4.600%, 10/15/2038	776	992
4.400%, 08/15/2035	1,770	2,246
4.250%, 10/15/2030	560	688
4.200%, 08/15/2034	220	274
4.150%, 10/15/2028	2,845	3,428
4.000%, 03/01/2048	70	85
3.999%, 11/01/2049	199	241
3.969%, 11/01/2047	78	93
3.950%, 10/15/2025	314	360
3.750%, 04/01/2040	823	963
3.700%, 04/15/2024	1,193	1,317
3.600%, 03/01/2024	155	171
3.450%, 02/01/2050	380	429
3.400%, 04/01/2030	1,915	2,210
3.400%, 07/15/2046	60	67
3.300%, 04/01/2027	190	215
3.250%, 11/01/2039	60	67
3.150%, 03/01/2026	390	436
3.100%, 04/01/2025	347	382
2.800%, 01/15/2051	359	363
2.650%, 08/15/2062	371	355
2.450%, 08/15/2052	337	316
1.950%, 01/15/2031	867	891
1.500%, 02/15/2031	2,966	2,938
Comcast Cable Communications Holdings
9.455%, 11/15/2022	180	214
Comcast Cable Holdings
10.125%, 04/15/2022	45	51
Corning
5.450%, 11/15/2079	775	986
Discovery Communications
4.000%, 09/15/2055 (C)	943	957
DISH DBS
7.750%, 07/01/2026	130	143
5.875%, 11/15/2024	580	595

SEI Institutional Managed Trust / Annual Report / September 30, 2020	115

SCHEDULE OF INVESTMENTS

September 30, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Fox
5.476%, 01/25/2039	$520	$696
4.709%, 01/25/2029	80	96
3.500%, 04/08/2030	535	605
NBCUniversal Media
5.950%, 04/01/2041	305	456
Sky
3.750%, 09/16/2024 (C)	1,090	1,216
Sprint
7.875%, 09/15/2023	110	126
Sprint Capital
8.750%, 03/15/2032	490	717
Sprint Spectrum
5.152%, 03/20/2028 (C)	2,567	3,023
4.738%, 03/20/2025 (C)	4,110	4,444
3.360%, 09/20/2021 (C)	2,119	2,143
Telefonica Emisiones
5.462%, 02/16/2021	23	23
5.213%, 03/08/2047	150	178
T-Mobile USA
6.000%, 03/01/2023	10	10
6.000%, 04/15/2024	10	10
4.375%, 04/15/2040 (C)	1,730	2,028
3.875%, 04/15/2030 (C)	2,200	2,496
3.750%, 04/15/2027 (C)	1,136	1,275
3.500%, 04/15/2025 (C)	3,916	4,297
3.000%, 02/15/2041 (C)	148	146
2.550%, 02/15/2031 (C)	1,519	1,572
2.050%, 02/15/2028 (C)	1,817	1,860
1.500%, 02/15/2026 (C)	844	851
Verizon Communications
5.500%, 03/16/2047	60	90
5.250%, 03/16/2037	805	1,115
4.862%, 08/21/2046	470	642
4.522%, 09/15/2048	848	1,111
4.500%, 08/10/2033	620	786
4.400%, 11/01/2034	2,941	3,667
4.329%, 09/21/2028	1,106	1,341
4.272%, 01/15/2036	214	264
4.125%, 08/15/2046	320	395
4.016%, 12/03/2029	1,096	1,312
4.000%, 03/22/2050	170	209
3.875%, 02/08/2029	210	248
3.850%, 11/01/2042	610	727
3.500%, 11/01/2024	859	948
3.376%, 02/15/2025	508	566
3.150%, 03/22/2030	360	407
3.000%, 03/22/2027	458	510
2.625%, 08/15/2026	1,000	1,093
ViacomCBS
6.875%, 04/30/2036	620	853
5.900%, 10/15/2040	385	473

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.850%, 09/01/2043	$222	$282
4.950%, 05/19/2050	12	14
4.750%, 05/15/2025	1,560	1,792
4.600%, 01/15/2045	61	67
4.375%, 03/15/2043	92	98
4.200%, 05/19/2032	997	1,141
3.875%, 04/01/2024	130	142
3.700%, 08/15/2024	810	887
Vodafone Group
5.250%, 05/30/2048	1,810	2,340
4.875%, 06/19/2049	1,544	1,917
4.375%, 05/30/2028	890	1,054
4.250%, 09/17/2050	1,171	1,358
Walt Disney
6.650%, 11/15/2037	235	355
6.200%, 12/15/2034	65	96
4.700%, 03/23/2050	355	470
4.625%, 03/23/2040	765	972
3.800%, 05/13/2060	241	278
3.600%, 01/13/2051	2,317	2,611
3.500%, 05/13/2040	387	438
2.650%, 01/13/2031	1,240	1,339

		130,534

Consumer Discretionary — 2.6%
Advance Auto Parts
3.900%, 04/15/2030	1,663	1,874
1.750%, 10/01/2027	659	657
Amazon.com
4.950%, 12/05/2044	500	711
4.250%, 08/22/2057	110	150
4.050%, 08/22/2047	380	494
3.875%, 08/22/2037	910	1,133
3.150%, 08/22/2027	680	775
2.800%, 08/22/2024	245	265
2.700%, 06/03/2060	337	349
2.500%, 06/03/2050	921	939
1.500%, 06/03/2030	1,999	2,040
1.200%, 06/03/2027	672	681
0.800%, 06/03/2025	560	567
American Honda Finance MTN
1.000%, 09/10/2025	1,875	1,875
Best Buy
4.450%, 10/01/2028	321	381
BMW US Capital
4.150%, 04/09/2030 (C)	845	1,001
3.800%, 04/06/2023 (C)	2,140	2,306
3.100%, 04/12/2021 (C)	215	218
1.850%, 09/15/2021 (C)	100	101
BorgWarner
2.650%, 07/01/2027	704	743

116	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Burlington Northern Santa Fe
3.050%, 02/15/2051	$226	$249
Cox Communications
4.800%, 02/01/2035 (C)	890	1,119
3.250%, 12/15/2022 (C)	540	569
Daimler Finance North America
3.350%, 05/04/2021 (C)	1,025	1,041
2.700%, 06/14/2024 (C)	595	630
2.125%, 03/10/2025 (C)	670	694
Dollar General
3.250%, 04/15/2023	50	53
Element Fleet Management
3.850%, 06/15/2025 (C)	649	683
Ford Motor
9.000%, 04/22/2025	120	138
5.291%, 12/08/2046	99	93
Ford Motor Credit
5.875%, 08/02/2021	250	255
5.125%, 06/16/2025	200	206
5.085%, 01/07/2021	1,000	1,001
4.271%, 01/09/2027	1,040	1,020
4.250%, 09/20/2022	1,000	1,009
4.125%, 08/17/2027	200	194
3.815%, 11/02/2027	261	249
3.813%, 10/12/2021	190	190
3.810%, 01/09/2024	300	297
3.339%, 03/28/2022	1,730	1,723
3.336%, 03/18/2021	200	200
2.343%, 11/02/2020	2,770	2,767
1.503%, VAR ICE LIBOR USD 3 Month+1.270%, 03/28/2022	1,100	1,051
1.146%, VAR ICE LIBOR USD 3 Month+0.880%, 10/12/2021	1,040	999
1.044%, VAR ICE LIBOR USD 3 Month+0.810%, 04/05/2021	1,625	1,601
General Motors
6.250%, 10/02/2043	260	308
6.125%, 10/01/2025	320	372
5.950%, 04/01/2049	80	94
5.400%, 10/02/2023	190	209
5.400%, 04/01/2048	471	521
5.150%, 04/01/2038	240	255
4.875%, 10/02/2023	1,995	2,171
General Motors Financial
5.200%, 03/20/2023	719	780
4.375%, 09/25/2021	735	758
4.350%, 01/17/2027	110	119
4.250%, 05/15/2023	110	117
4.200%, 11/06/2021	1,435	1,481
4.150%, 06/19/2023	83	88
3.450%, 04/10/2022	415	427
3.200%, 07/06/2021	1,835	1,863

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.150%, 06/30/2022	$870	$894
2.900%, 02/26/2025	803	828
2.750%, 06/20/2025	1,784	1,825
2.700%, 08/20/2027	1,052	1,044
2.450%, 11/06/2020	210	210
1.700%, 08/18/2023	1,046	1,049
Hanesbrands
5.375%, 05/15/2025 (C)	310	327
4.875%, 05/15/2026 (C)	210	224
4.625%, 05/15/2024 (C)	30	31
Harley-Davidson Financial Services
3.350%, 06/08/2025 (C)	649	679
Hilton Domestic Operating
5.750%, 05/01/2028 (C)	150	158
5.375%, 05/01/2025 (C)	460	480
Home Depot
4.250%, 04/01/2046	48	61
3.900%, 12/06/2028	40	47
3.900%, 06/15/2047	60	74
3.750%, 02/15/2024	66	73
3.350%, 04/15/2050	1,359	1,573
3.300%, 04/15/2040	482	548
3.125%, 12/15/2049	900	1,004
2.950%, 06/15/2029	180	203
2.700%, 04/15/2030	2,584	2,876
2.500%, 04/15/2027	347	377
Hyundai Capital America
2.375%, 10/15/2027 (C)	495	495
1.800%, 10/15/2025 (C)	495	492
1.250%, 09/18/2023 (C)	495	494
Kohl’s
5.550%, 07/17/2045	535	492
Las Vegas Sands
3.200%, 08/08/2024	890	900
2.900%, 06/25/2025	70	70
Leland Stanford Junior University
1.289%, 06/01/2027	130	132
Lennar
5.000%, 06/15/2027	20	23
4.750%, 11/29/2027	460	525
4.500%, 04/30/2024	170	182
Levi Strauss
5.000%, 05/01/2025	290	297
Lowe’s
5.125%, 04/15/2050	520	718
5.000%, 04/15/2040	1,184	1,552
4.500%, 04/15/2030	200	248
4.000%, 04/15/2025	343	389
Marriott International
5.750%, 05/01/2025	420	469
4.625%, 06/15/2030	452	484

SEI Institutional Managed Trust / Annual Report / September 30, 2020	117

SCHEDULE OF INVESTMENTS

September 30, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
McDonald’s MTN
4.875%, 12/09/2045	$260	$337
4.450%, 03/01/2047	240	299
4.450%, 09/01/2048	72	90
4.200%, 04/01/2050	530	645
3.800%, 04/01/2028	665	776
3.700%, 01/30/2026	804	916
3.625%, 09/01/2049	180	202
3.600%, 07/01/2030	290	338
3.500%, 03/01/2027	510	577
3.500%, 07/01/2027	100	114
3.300%, 07/01/2025	320	356
2.125%, 03/01/2030	90	94
1.450%, 09/01/2025	326	336
MDC Holdings
6.000%, 01/15/2043	150	182
Newell Brands
4.700%, 04/01/2026	110	117
4.350%, 04/01/2023	278	291
NIKE
3.375%, 03/27/2050	1,332	1,556
3.250%, 03/27/2040	280	320
2.850%, 03/27/2030	737	828
2.750%, 03/27/2027	722	803
2.400%, 03/27/2025	728	782
Nissan Motor
4.810%, 09/17/2030 (C)	377	379
4.345%, 09/17/2027 (C)	2,137	2,141
3.522%, 09/17/2025 (C)	1,705	1,720
3.043%, 09/15/2023 (C)	869	881
NVR
3.950%, 09/15/2022	700	740
O’Reilly Automotive
4.200%, 04/01/2030	329	395
1.750%, 03/15/2031	1,027	1,015
QVC
4.850%, 04/01/2024	370	387
Ralph Lauren
2.950%, 06/15/2030	904	944
1.700%, 06/15/2022	549	559
Sands China
5.400%, 08/08/2028	320	356
5.125%, 08/08/2025	380	415
4.600%, 08/08/2023	610	650
3.800%, 01/08/2026 (C)	420	438
Starbucks
4.450%, 08/15/2049	360	435
3.500%, 11/15/2050	1,632	1,738
3.350%, 03/12/2050	278	285
2.250%, 03/12/2030	1,300	1,350
1.300%, 05/07/2022	403	408

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Target
2.250%, 04/15/2025	$450	$482
Time Warner Cable
7.300%, 07/01/2038	530	750
6.750%, 06/15/2039	10	14
6.550%, 05/01/2037	356	473
5.875%, 11/15/2040	130	162
5.500%, 09/01/2041	1,599	1,937
Time Warner Entertainment
8.375%, 07/15/2033	270	414
TJX
3.750%, 04/15/2027	2,345	2,688
3.500%, 04/15/2025	300	334
Toll Brothers Finance
4.375%, 04/15/2023	120	125
Toyota Motor Credit MTN
2.900%, 03/30/2023	2,185	2,317
1.150%, 08/13/2027	646	645
0.500%, 08/14/2023	1,270	1,273
VOC Escrow
5.000%, 02/15/2028 (C)	380	336
Volkswagen Group of America Finance
2.900%, 05/13/2022 (C)	1,455	1,504
2.700%, 09/26/2022 (C)	805	835
Wynn Macau
5.125%, 12/15/2029 (C)	200	192
Yale University
1.482%, 04/15/2030	484	490
0.873%, 04/15/2025	565	569

		108,136

Consumer Staples — 2.6%
Alimentation Couche-Tard
3.800%, 01/25/2050 (C)	585	643
3.550%, 07/26/2027 (C)	650	728
Altria Group
6.200%, 02/14/2059	190	260
5.950%, 02/14/2049	490	656
5.800%, 02/14/2039	1,190	1,523
4.800%, 02/14/2029	1,020	1,210
4.750%, 05/05/2021	200	205
4.450%, 05/06/2050	526	585
4.400%, 02/14/2026	2,435	2,813
3.875%, 09/16/2046	517	531
3.800%, 02/14/2024	290	317
3.490%, 02/14/2022	260	270
3.400%, 05/06/2030	417	455
2.850%, 08/09/2022	190	198
2.350%, 05/06/2025	268	283
Anheuser-Busch
4.900%, 02/01/2046	5,701	7,030
4.700%, 02/01/2036	1,090	1,317

118	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.650%, 02/01/2026	$1,135	$1,272
Anheuser-Busch InBev Worldwide
5.550%, 01/23/2049	705	948
5.450%, 01/23/2039	1,035	1,340
4.750%, 01/23/2029	200	244
4.600%, 04/15/2048	1,248	1,488
4.500%, 06/01/2050	1,040	1,246
4.350%, 06/01/2040	560	655
4.150%, 01/23/2025	927	1,049
4.000%, 04/13/2028	180	209
3.750%, 07/15/2042	230	245
3.500%, 06/01/2030	250	284
Bacardi
5.300%, 05/15/2048 (C)	418	524
5.150%, 05/15/2038 (C)	275	335
4.700%, 05/15/2028 (C)	1,598	1,857
BAT Capital
5.282%, 04/02/2050	1,260	1,481
4.906%, 04/02/2030	345	407
4.700%, 04/02/2027	677	777
4.540%, 08/15/2047	3,053	3,269
4.390%, 08/15/2037	61	66
3.984%, 09/25/2050	761	750
3.734%, 09/25/2040	10	10
3.557%, 08/15/2027	2,333	2,520
3.222%, 08/15/2024	167	179
3.215%, 09/06/2026	1,300	1,398
2.764%, 08/15/2022	164	170
2.726%, 03/25/2031	1,239	1,235
2.259%, 03/25/2028	885	889
BAT International Finance
1.668%, 03/25/2026	1,769	1,775
Bunge Finance
3.750%, 09/25/2027	525	570
3.250%, 08/15/2026	164	177
1.630%, 08/17/2025	841	845
Cargill
1.375%, 07/23/2023 (C)	440	450
Coca-Cola
3.375%, 03/25/2027	380	436
2.950%, 03/25/2025	210	231
2.600%, 06/01/2050	210	211
2.500%, 06/01/2040	20	21
2.500%, 03/15/2051	715	714
1.450%, 06/01/2027	1,315	1,354
Constellation Brands
4.400%, 11/15/2025	463	538
3.700%, 12/06/2026	260	297
3.200%, 02/15/2023	155	164
Consumers Energy
2.500%, 05/01/2060	269	253

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Costco Wholesale
3.000%, 05/18/2027	$284	$318
2.750%, 05/18/2024	183	198
1.750%, 04/20/2032	492	505
1.600%, 04/20/2030	3,691	3,753
1.375%, 06/20/2027	780	799
Danone
2.947%, 11/02/2026 (C)	470	521
2.589%, 11/02/2023 (C)	1,370	1,445
2.077%, 11/02/2021 (C)	230	234
Diageo Investment
2.875%, 05/11/2022	370	385
General Mills
2.875%, 04/15/2030	229	251
Hershey
0.900%, 06/01/2025	130	131
Ingredion
3.900%, 06/01/2050	306	344
Keurig Dr Pepper
4.417%, 05/25/2025	280	323
3.800%, 05/01/2050	330	380
Kraft Heinz Foods
7.125%, 08/01/2039 (C)	199	268
6.875%, 01/26/2039	40	54
6.750%, 03/15/2032	10	13
5.500%, 06/01/2050 (C)	280	321
5.200%, 07/15/2045	300	328
5.000%, 06/04/2042	2,910	3,187
4.875%, 10/01/2049 (C)	2,905	3,066
4.625%, 10/01/2039 (C)	10	11
4.375%, 06/01/2046	3,575	3,673
4.250%, 03/01/2031 (C)	110	121
3.950%, 07/15/2025	157	170
3.000%, 06/01/2026	410	421
Kroger
3.950%, 01/15/2050	120	140
Lamb Weston Holdings
4.875%, 05/15/2028 (C)	90	97
4.625%, 11/01/2024 (C)	70	73
Land O’ Lakes
6.000%, 11/15/2022 (C)	1,020	1,078
Mars
3.200%, 04/01/2030 (C)	210	240
2.700%, 04/01/2025 (C)	370	399
2.450%, 07/16/2050 (C)	204	193
1.625%, 07/16/2032 (C)	818	812
Molson Coors Brewing
3.500%, 05/01/2022	100	104
Mondelez International
2.125%, 04/13/2023	160	166
1.875%, 10/15/2032	895	893
1.500%, 05/04/2025	660	678

SEI Institutional Managed Trust / Annual Report / September 30, 2020	119

SCHEDULE OF INVESTMENTS

September 30, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Mondelez International Holdings Netherlands BV
2.125%, 09/19/2022 (C)	$290	$299
2.000%, 10/28/2021 (C)	2,420	2,458
Nestle Holdings
3.500%, 09/24/2025 (C)	450	509
3.350%, 09/24/2023 (C)	440	476
PepsiCo
4.250%, 10/22/2044	100	129
4.000%, 03/05/2042	160	201
3.875%, 03/19/2060	120	152
3.625%, 03/19/2050	80	97
3.100%, 07/17/2022	59	62
3.000%, 08/25/2021	31	32
2.875%, 10/15/2049	60	65
2.625%, 03/19/2027	50	55
2.250%, 03/19/2025	50	54
1.625%, 05/01/2030	440	452
0.750%, 05/01/2023	530	535
Pernod Ricard
4.450%, 01/15/2022 (C)	550	577
Philip Morris International
4.500%, 03/20/2042	130	160
2.900%, 11/15/2021	370	380
2.875%, 05/01/2024	1,780	1,910
2.500%, 08/22/2022	590	613
2.500%, 11/02/2022	680	708
2.100%, 05/01/2030	290	298
1.125%, 05/01/2023	865	878
Procter & Gamble
3.600%, 03/25/2050	250	317
3.550%, 03/25/2040	320	390
3.000%, 03/25/2030	2,405	2,790
2.800%, 03/25/2027	80	90
2.450%, 03/25/2025	210	227
Reckitt Benckiser Treasury Services
2.750%, 06/26/2024 (C)	1,860	1,980
Reynolds American
8.125%, 05/01/2040	570	787
5.850%, 08/15/2045	3,140	3,816
Smithfield Foods
3.000%, 10/15/2030 (C)	418	419
Sysco
6.600%, 04/01/2050	167	234
2.400%, 02/15/2030	329	330
Walgreens Boots Alliance
4.800%, 11/18/2044	1,100	1,204
3.450%, 06/01/2026	1,590	1,737
3.300%, 11/18/2021	912	935
Walmart
4.050%, 06/29/2048	8	10
3.950%, 06/28/2038	783	981

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.700%, 06/26/2028	$1,381	$1,633
3.550%, 06/26/2025	140	159
3.400%, 06/26/2023	393	425
3.300%, 04/22/2024	60	65
3.050%, 07/08/2026	613	688

		108,317

Energy — 3.6%
Aker BP
4.000%, 01/15/2031 (C)	456	449
2.875%, 01/15/2026 (C)	886	877
Apache
5.250%, 02/01/2042	50	45
5.100%, 09/01/2040	205	184
4.750%, 04/15/2043	390	347
4.375%, 10/15/2028 (D)	240	220
4.250%, 01/15/2044	890	756
3.250%, 04/15/2022	86	85
BG Energy Capital
4.000%, 10/15/2021 (C)	1,485	1,537
Blue Racer Midstream
6.125%, 11/15/2022 (C)	190	185
BP Capital Markets
3.561%, 11/01/2021	50	52
3.535%, 11/04/2024	100	110
3.506%, 03/17/2025 (D)	520	579
BP Capital Markets America
3.790%, 02/06/2024	100	110
3.633%, 04/06/2030	2,205	2,529
3.543%, 04/06/2027	793	888
3.410%, 02/11/2026	1,110	1,239
3.245%, 05/06/2022	250	261
3.216%, 11/28/2023	420	451
3.194%, 04/06/2025	1,623	1,784
3.119%, 05/04/2026	230	254
3.000%, 02/24/2050	1,190	1,145
2.937%, 04/06/2023	50	53
2.772%, 11/10/2050	776	716
1.749%, 08/10/2030	646	641
Cameron LNG
3.302%, 01/15/2035 (C)	900	1,015
2.902%, 07/15/2031 (C)	180	198
Canadian Natural Resources
6.450%, 06/30/2033	50	61
Cheniere Energy
4.625%, 10/15/2028 (C)	260	267
Chevron
3.191%, 06/24/2023	22	24
2.895%, 03/03/2024	560	601
2.355%, 12/05/2022	15	16
1.995%, 05/11/2027	635	672
1.554%, 05/11/2025	520	539

120	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Chevron USA
1.018%, 08/12/2027	$905	$906
Cimarex Energy
4.375%, 06/01/2024	210	225
4.375%, 03/15/2029	480	497
3.900%, 05/15/2027	970	978
CNOOC Finance
4.375%, 05/02/2028	360	421
CNOOC Nexen Finance
4.250%, 04/30/2024	200	221
3.500%, 05/05/2025 (D)	780	856
Concho Resources
4.300%, 08/15/2028	850	940
3.750%, 10/01/2027	620	670
2.400%, 02/15/2031	404	383
Conoco Funding
7.250%, 10/15/2031	180	269
ConocoPhillips
5.900%, 10/15/2032	10	14
5.900%, 05/15/2038	420	578
4.150%, 11/15/2034	280	311
Continental Resources
4.500%, 04/15/2023	180	172
4.375%, 01/15/2028 (D)	520	450
3.800%, 06/01/2024	270	249
DCP Midstream Operating
6.450%, 11/03/2036 (C)	110	105
Devon Energy
7.875%, 09/30/2031	660	853
5.600%, 07/15/2041	746	755
5.000%, 06/15/2045	1,090	1,035
4.750%, 05/15/2042	37	34
Diamondback Energy
5.375%, 05/31/2025	240	249
3.500%, 12/01/2029	270	262
3.250%, 12/01/2026	656	658
Ecopetrol
6.875%, 04/29/2030	161	193
5.875%, 05/28/2045	1,573	1,715
4.125%, 01/16/2025	203	213
Enbridge
3.125%, 11/15/2029	686	729
2.500%, 01/15/2025	1,499	1,577
Energy Transfer Operating
8.250%, 11/15/2029	1,490	1,864
6.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.134%(E)	360	277
6.500%, 02/01/2042	45	47
6.250%, 04/15/2049	130	134
5.500%, 06/01/2027	118	130
5.300%, 04/15/2047	1,245	1,156
5.250%, 04/15/2029	1,165	1,251

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.150%, 03/15/2045	$414	$375
5.000%, 05/15/2050	1,550	1,435
4.950%, 06/15/2028	180	191
4.250%, 03/15/2023	367	382
3.750%, 05/15/2030	1,250	1,211
2.900%, 05/15/2025	109	110
Energy Transfer Partners
6.050%, 06/01/2041	148	150
4.500%, 11/01/2023	843	897
Eni
4.000%, 09/12/2023 (C)	1,940	2,101
Enterprise Products Operating
7.550%, 04/15/2038	40	56
5.700%, 02/15/2042	40	51
4.850%, 03/15/2044	30	34
4.800%, 02/01/2049	60	69
4.200%, 01/31/2050	1,530	1,627
4.150%, 10/16/2028	1,605	1,877
3.950%, 01/31/2060	547	540
3.700%, 01/31/2051	566	558
3.125%, 07/31/2029	170	185
2.800%, 01/31/2030	810	862
EOG Resources
4.950%, 04/15/2050	150	184
4.375%, 04/15/2030	120	141
4.150%, 01/15/2026	340	389
3.900%, 04/01/2035	390	437
EQT
7.875%, 02/01/2025	30	33
3.900%, 10/01/2027	395	364
3.000%, 10/01/2022 (D)	430	420
Equinor
3.250%, 11/18/2049	233	247
3.000%, 04/06/2027	1,355	1,493
2.875%, 04/06/2025	2,480	2,696
1.750%, 01/22/2026	398	413
Exxon Mobil
4.327%, 03/19/2050	2,250	2,816
4.227%, 03/19/2040	800	979
4.114%, 03/01/2046	533	633
3.482%, 03/19/2030	1,370	1,580
3.043%, 03/01/2026	660	728
2.992%, 03/19/2025	4,990	5,468
2.397%, 03/06/2022	100	103
1.571%, 04/15/2023	80	82
Gray Oak Pipeline
2.600%, 10/15/2025 (C)	341	342
Halliburton
5.000%, 11/15/2045	80	83
4.850%, 11/15/2035	60	64
3.800%, 11/15/2025	45	49
3.500%, 08/01/2023	3	3

SEI Institutional Managed Trust / Annual Report / September 30, 2020	121

SCHEDULE OF INVESTMENTS

September 30, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Hess
6.000%, 01/15/2040	$2,330	$2,574
HollyFrontier
4.500%, 10/01/2030	657	637
2.625%, 10/01/2023	344	344
KazMunayGas National JSC
5.750%, 04/19/2047 (C)	340	403
Kinder Morgan
5.550%, 06/01/2045	300	356
5.300%, 12/01/2034	500	589
5.200%, 03/01/2048	690	809
5.050%, 02/15/2046	170	193
4.300%, 06/01/2025	510	574
4.300%, 03/01/2028	200	228
3.150%, 01/15/2023	193	203
Kinder Morgan Energy Partners
5.500%, 03/01/2044	415	490
5.400%, 09/01/2044	20	23
3.500%, 03/01/2021	190	191
Magellan Midstream Partners
3.250%, 06/01/2030	648	695
Marathon Oil
4.400%, 07/15/2027	622	619
MPLX
5.500%, 02/15/2049	390	438
4.875%, 12/01/2024	320	357
4.800%, 02/15/2029	330	378
4.700%, 04/15/2048	430	436
4.500%, 04/15/2038	520	532
2.650%, 08/15/2030	679	663
1.750%, 03/01/2026	505	503
Noble Energy
5.250%, 11/15/2043	260	345
5.050%, 11/15/2044	29	38
4.950%, 08/15/2047	160	210
3.850%, 01/15/2028	200	227
3.250%, 10/15/2029	50	55
Northwest Pipeline
4.000%, 04/01/2027	219	241
Occidental Petroleum
7.875%, 09/15/2031	610	592
7.500%, 05/01/2031	870	826
6.950%, 07/01/2024	288	279
6.600%, 03/15/2046	360	310
6.450%, 09/15/2036	280	239
5.550%, 03/15/2026	110	100
4.625%, 06/15/2045	280	202
4.500%, 07/15/2044	525	376
4.400%, 04/15/2046	140	99
4.200%, 03/15/2048	170	117
4.100%, 02/15/2047	580	392
3.500%, 06/15/2025	45	37

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.400%, 04/15/2026	$270	$215
3.125%, 02/15/2022	330	312
3.000%, 02/15/2027	300	235
2.900%, 08/15/2024	810	687
2.700%, 08/15/2022	510	477
2.700%, 02/15/2023	129	118
Oleoducto Central
4.000%, 07/14/2027 (C)	247	256
ONEOK
3.400%, 09/01/2029	65	64
Parsley Energy
5.375%, 01/15/2025 (C)	40	40
4.125%, 02/15/2028 (C)	60	56
Pertamina Persero
6.000%, 05/03/2042 (C)	300	363
Petrobras Global Finance BV
7.375%, 01/17/2027	310	367
6.900%, 03/19/2049	1,550	1,732
6.850%, 06/05/2115	820	873
6.250%, 03/17/2024	1,394	1,546
5.750%, 02/01/2029	300	331
5.299%, 01/27/2025	1,278	1,396
Petroleos Mexicanos
7.690%, 01/23/2050 (C)	70	59
6.950%, 01/28/2060 (C)	780	603
6.625%, 06/15/2035	1,797	1,492
6.500%, 03/13/2027	135	126
6.375%, 01/23/2045	990	759
5.950%, 01/28/2031 (C)	620	524
5.625%, 01/23/2046	480	351
5.500%, 06/27/2044	120	89
4.875%, 01/18/2024	32	32
2.460%, 12/15/2025	1,015	1,062
2.378%, 04/15/2025	508	529
Petroleos Mexicanos MTN
6.875%, 08/04/2026	120	115
6.750%, 09/21/2047	2,970	2,305
Pioneer Natural Resources
1.900%, 08/15/2030	847	794
Plains All American Pipeline
4.900%, 02/15/2045	137	125
4.650%, 10/15/2025	1,485	1,594
3.550%, 12/15/2029	640	619
2.850%, 01/31/2023	250	254
Range Resources
5.875%, 07/01/2022	4	4
5.000%, 03/15/2023 (D)	322	306
4.875%, 05/15/2025	120	108
Rockies Express Pipeline
6.875%, 04/15/2040 (C)	830	856
4.950%, 07/15/2029 (C)	2,235	2,171

122	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Ruby Pipeline
7.750%, 04/01/2022 (C)(D)	$1,193	$1,003
Sabine Pass Liquefaction
5.750%, 05/15/2024	1,855	2,101
5.625%, 03/01/2025	1,200	1,372
5.000%, 03/15/2027	1,015	1,145
Schlumberger Finance Canada
2.650%, 11/20/2022 (C)	329	341
1.400%, 09/17/2025	380	383
Schlumberger Holdings
3.900%, 05/17/2028 (C)	475	511
Schlumberger Investment
3.650%, 12/01/2023	61	66
Shell International Finance BV
4.550%, 08/12/2043	280	350
4.375%, 05/11/2045	470	576
4.125%, 05/11/2035	1,566	1,886
3.250%, 04/06/2050	840	894
2.875%, 05/10/2026	900	997
2.750%, 04/06/2030	440	481
Sinopec Group Overseas Development
4.375%, 04/10/2024 (C)	1,240	1,369
Southern Natural Gas
8.000%, 03/01/2032	170	241
Spectra Energy Partners
5.950%, 09/25/2043	30	38
3.500%, 03/15/2025	815	889
Suncor Energy
3.100%, 05/15/2025	672	722
Sunoco Logistics Partners Operations
5.400%, 10/01/2047	643	607
5.350%, 05/15/2045	465	433
5.300%, 04/01/2044	40	37
4.000%, 10/01/2027	600	613
3.900%, 07/15/2026	750	770
Targa Resources Partners
5.500%, 03/01/2030 (C)	130	130
4.875%, 02/01/2031 (C)	230	223
TC PipeLines
3.900%, 05/25/2027	2,400	2,572
Tengizchevroil Finance International
2.625%, 08/15/2025 (C)(D)	582	584
Tennessee Gas Pipeline
8.375%, 06/15/2032	1,140	1,569
2.900%, 03/01/2030 (C)	1,510	1,566
Total Capital International
3.127%, 05/29/2050	495	514
TransCanada PipeLines
4.625%, 03/01/2034	860	1,016
Transcontinental Gas Pipe Line
7.850%, 02/01/2026	60	78
3.950%, 05/15/2050 (C)	536	563

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.250%, 05/15/2030 (C)	$335	$362
Valero Energy
2.150%, 09/15/2027	358	357
1.200%, 03/15/2024	2,134	2,125
Western Midstream Operating
6.250%, 02/01/2050	210	195
5.500%, 08/15/2048	54	45
5.375%, 06/01/2021	25	25
5.300%, 03/01/2048	162	130
5.050%, 02/01/2030 (D)	1,190	1,158
4.650%, 07/01/2026	40	39
4.500%, 03/01/2028	60	56
4.100%, 02/01/2025	390	371
4.000%, 07/01/2022	35	35
2.116%, VAR ICE LIBOR USD 3 Month+1.850%, 01/13/2023	130	121
Williams
7.875%, 09/01/2021	735	783
7.750%, 06/15/2031 (D)	841	1,106
7.500%, 01/15/2031	100	132
5.750%, 06/24/2044	51	60
5.400%, 03/04/2044	84	94
4.500%, 11/15/2023	45	49
3.900%, 01/15/2025	974	1,064
3.750%, 06/15/2027	1,044	1,146
WPX Energy
8.250%, 08/01/2023	50	56
6.000%, 01/15/2022	10	10
5.875%, 06/15/2028	60	63
5.250%, 10/15/2027	70	71

		149,883

Financials — 9.5%
ABN AMRO Bank
4.750%, 07/28/2025 (C)	360	405
Affiliated Managers Group
3.300%, 06/15/2030	1,012	1,082
Ally Financial
5.125%, 09/30/2024	705	786
1.450%, 10/02/2023	1,985	1,983
Ambac Assurance
5.100%(C)(E)	8	12
Ambac LSNI
6.000%, VAR ICE LIBOR USD 3 Month+5.000%, 02/12/2023 (C)	31	31
American Express
3.700%, 08/03/2023	381	414
3.400%, 02/27/2023	414	441
2.500%, 08/01/2022	1,825	1,891
American Express Credit MTN
0.951%, VAR ICE LIBOR USD 3 Month+0.700%, 03/03/2022	1,430	1,439

SEI Institutional Managed Trust / Annual Report / September 30, 2020	123

SCHEDULE OF INVESTMENTS

September 30, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
American Financial Group
5.250%, 04/02/2030	$816	$988
American International Group
6.250%, 05/01/2036	100	139
6.250%, VAR ICE LIBOR USD 3 Month+2.056%, 03/15/2037	1,220	1,345
4.750%, 04/01/2048	787	964
4.500%, 07/16/2044	423	493
4.200%, 04/01/2028	603	699
4.125%, 02/15/2024	107	119
3.900%, 04/01/2026	850	969
3.875%, 01/15/2035	30	35
3.400%, 06/30/2030	714	791
2.500%, 06/30/2025	260	278
Andrew W Mellon Foundation
0.947%, 08/01/2027	386	386
Aon
6.250%, 09/30/2040	19	28
3.500%, 06/14/2024	65	71
Apollo Management Holdings
5.000%, 03/15/2048 (C)	795	977
4.400%, 05/27/2026 (C)	530	607
Arch Capital Group
3.635%, 06/30/2050	421	453
Ares Capital
3.875%, 01/15/2026	678	691
Asian Development Bank MTN
0.625%, 04/07/2022	1,219	1,226
Athene Global Funding
3.000%, 07/01/2022 (C)	791	817
2.950%, 11/12/2026 (C)	1,980	2,085
Athene Holding
4.125%, 01/12/2028	820	890
Athene Holdings Ltd
6.150%, 04/03/2030	994	1,180
Avolon Holdings Funding
5.125%, 10/01/2023 (C)	120	120
3.950%, 07/01/2024 (C)	715	679
2.875%, 02/15/2025 (C)	975	894
AXA Equitable Holdings
3.900%, 04/20/2023	770	828
Banco Bilbao Vizcaya Argentaria
1.125%, 09/18/2025	800	795
Banco Santander
4.379%, 04/12/2028	200	227
3.848%, 04/12/2023	600	641
3.490%, 05/28/2030	200	218
2.746%, 05/28/2025	2,000	2,098
1.386%, VAR ICE LIBOR USD 3 Month+1.120%, 04/12/2023	400	402

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Bank of America
6.100%, VAR ICE LIBOR USD 3 Month+3.898%(E)	$30	$33
3.419%, VAR ICE LIBOR USD 3 Month+1.040%, 12/20/2028	3,175	3,533
3.004%, VAR ICE LIBOR USD 3 Month+0.790%, 12/20/2023	2,545	2,672
2.592%, VAR United States Secured Overnight Financing Rate+2.150%, 04/29/2031	1,396	1,485
Bank of America MTN
5.000%, 01/21/2044	830	1,146
4.450%, 03/03/2026	847	977
4.330%, VAR ICE LIBOR USD 3 Month+1.520%, 03/15/2050	805	1,023
4.271%, VAR ICE LIBOR USD 3 Month+1.310%, 07/23/2029	1,595	1,871
4.250%, 10/22/2026	80	93
4.244%, VAR ICE LIBOR USD 3 Month+1.814%, 04/24/2038	179	218
4.200%, 08/26/2024	1,530	1,704
4.183%, 11/25/2027	897	1,028
4.125%, 01/22/2024	396	439
4.100%, 07/24/2023	340	372
4.083%, VAR ICE LIBOR USD 3 Month+3.150%, 03/20/2051	3,350	4,148
4.000%, 04/01/2024	1,309	1,451
4.000%, 01/22/2025	2,033	2,265
3.974%, VAR ICE LIBOR USD 3 Month+1.210%, 02/07/2030	1,900	2,202
3.864%, VAR ICE LIBOR USD 3 Month+0.940%, 07/23/2024	600	650
3.824%, VAR ICE LIBOR USD 3 Month+1.575%, 01/20/2028	524	592
3.593%, VAR ICE LIBOR USD 3 Month+1.370%, 07/21/2028	1,364	1,532
3.550%, VAR ICE LIBOR USD 3 Month+0.780%, 03/05/2024	860	916
3.500%, 04/19/2026	2,352	2,635
3.300%, 01/11/2023	1,995	2,118
3.194%, VAR ICE LIBOR USD 3 Month+1.180%, 07/23/2030	240	264
3.093%, VAR ICE LIBOR USD 3 Month+1.090%, 10/01/2025	3,347	3,609
2.884%, VAR ICE LIBOR USD 3 Month+1.190%, 10/22/2030	265	286
2.496%, VAR ICE LIBOR USD 3 Month+0.990%, 02/13/2031	890	936
2.456%, VAR ICE LIBOR USD 3 Month+0.870%, 10/22/2025	1,631	1,720
2.015%, VAR ICE LIBOR USD 3 Month+0.640%, 02/13/2026	162	168

124	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
1.898%, VAR United States Secured Overnight Financing Rate+1.530%, 07/23/2031	$803	$798
1.319%, VAR United States Secured Overnight Financing Rate+1.150%, 06/19/2026	2,430	2,448
0.981%, VAR United States Secured Overnight Financing Rate+0.910%, 09/25/2025	1,429	1,429
Bank of Montreal MTN
1.850%, 05/01/2025	880	919
Bank of New York Mellon
3.550%, 09/23/2021	34	35
3.400%, 05/15/2024	530	581
Bank of New York Mellon MTN
3.442%, VAR ICE LIBOR USD 3 Month+1.069%, 02/07/2028	840	964
3.250%, 09/11/2024	100	110
1.600%, 04/24/2025	260	270
Bank of Nova Scotia
4.900%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.551%(E)	635	657
2.000%, 11/15/2022	970	1,002
1.300%, 06/11/2025	480	489
Barclays
5.088%, VAR ICE LIBOR USD 3 Month+3.054%, 06/20/2030	3,045	3,411
2.645%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.900%, 06/24/2031	465	464
Barclays MTN
4.972%, VAR ICE LIBOR USD 3 Month+1.902%, 05/16/2029	520	609
4.338%, VAR ICE LIBOR USD 3 Month+1.356%, 05/16/2024	700	751
Barclays Bank
1.700%, 05/12/2022	1,435	1,460
BBVA USA
3.875%, 04/10/2025	430	461
Berkshire Hathaway
3.750%, 08/15/2021 (D)	450	463
Berkshire Hathaway Finance
4.250%, 01/15/2049	1,395	1,815
4.200%, 08/15/2048	500	642
BGC Partners
3.750%, 10/01/2024	135	136
BNP Paribas
5.198%, VAR ICE LIBOR USD 3 Month+2.567%, 01/10/2030 (C)	700	863
4.705%, VAR ICE LIBOR USD 3 Month+2.235%, 01/10/2025 (C)	1,770	1,960
4.625%, 03/13/2027 (C)	200	227

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.400%, 08/14/2028 (C)	$1,447	$1,697
3.375%, 01/09/2025 (C)	290	314
2.819%, VAR ICE LIBOR USD 3 Month+1.111%, 11/19/2025 (C)	1,895	1,997
2.219%, VAR United States Secured Overnight Financing Rate+2.074%, 06/09/2026 (C)	1,637	1,688
1.904%, VAR United States Secured Overnight Financing Rate+1.609%, 09/30/2028 (C)	583	583
BNP Paribas MTN
4.375%, VAR USD Swap Semi 30/360 5 Yr Curr+1.483%, 03/01/2033 (C)	400	446
3.500%, 03/01/2023 (C)	464	492
BPCE
5.150%, 07/21/2024 (C)	410	459
Brighthouse Financial
4.700%, 06/22/2047	355	342
Brookfield Finance
4.350%, 04/15/2030	829	968
3.900%, 01/25/2028	646	719
Canadian Imperial Bank of Commerce
3.500%, 09/13/2023	1,330	1,445
0.950%, 06/23/2023	480	484
Chubb INA Holdings
3.350%, 05/03/2026	200	227
3.150%, 03/15/2025	74	82
2.875%, 11/03/2022	39	41
2.300%, 11/03/2020	210	210
Citadel
4.875%, 01/15/2027 (C)	660	706
Citibank
0.853%, VAR ICE LIBOR USD 3 Month+0.600%, 05/20/2022	2,405	2,411
Citigroup
8.125%, 07/15/2039	439	764
6.675%, 09/13/2043	70	107
6.625%, 06/15/2032	100	140
6.300%, VAR ICE LIBOR USD 3 Month+3.423%(E)	300	314
5.950%, VAR ICE LIBOR USD 3 Month+3.905%(E)	1,090	1,142
5.950%, VAR ICE LIBOR USD 3 Month+4.068%(E)	360	369
5.500%, 09/13/2025	950	1,126
5.316%, VAR United States Secured Overnight Financing Rate+4.548%, 03/26/2041	685	932
5.300%, 05/06/2044	225	300
4.750%, 05/18/2046	100	125
4.650%, 07/30/2045	903	1,181
4.650%, 07/23/2048	490	646
4.500%, 01/14/2022	380	399

SEI Institutional Managed Trust / Annual Report / September 30, 2020	125

SCHEDULE OF INVESTMENTS

September 30, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.450%, 09/29/2027	$1,625	$1,884
4.412%, VAR United States Secured Overnight Financing Rate+3.914%, 03/31/2031	4,634	5,555
4.400%, 06/10/2025	1,080	1,219
4.300%, 11/20/2026	240	275
4.125%, 07/25/2028	210	242
4.075%, VAR ICE LIBOR USD 3 Month+1.192%, 04/23/2029	81	94
4.050%, 07/30/2022	70	74
3.980%, VAR ICE LIBOR USD 3 Month+1.338%, 03/20/2030	1,860	2,141
3.878%, VAR ICE LIBOR USD 3 Month+1.168%, 01/24/2039	59	69
3.700%, 01/12/2026	485	543
3.500%, 05/15/2023	630	673
3.400%, 05/01/2026	260	289
3.352%, VAR ICE LIBOR USD 3 Month+0.897%, 04/24/2025	990	1,071
3.300%, 04/27/2025	120	132
3.142%, VAR ICE LIBOR USD 3 Month+0.722%, 01/24/2023	935	965
3.106%, VAR United States Secured Overnight Financing Rate+2.750%, 04/08/2026	350	379
2.976%, VAR United States Secured Overnight Financing Rate+1.422%, 11/05/2030	494	534
2.572%, VAR United States Secured Overnight Financing Rate+2.107%, 06/03/2031	2,530	2,652
1.678%, VAR United States Secured Overnight Financing Rate+1.667%, 05/15/2024	500	512
CME Group
3.000%, 03/15/2025	51	56
Cooperatieve Rabobank UA
5.250%, 08/04/2045	310	422
4.625%, 12/01/2023	1,630	1,811
4.375%, 08/04/2025	2,150	2,437
Cooperatieve Rabobank UA MTN
3.875%, 02/08/2022	30	32
Credit Agricole MTN
4.000%, VAR USD Swap Semi 30/360 5 Yr Curr+1.644%, 01/10/2033 (C)	250	274
1.907%, VAR SOFRINDX+1.676%, 06/16/2026 (C)	400	409
Credit Suisse Group
4.207%, VAR ICE LIBOR USD 3 Month+1.240%, 06/12/2024 (C)	1,085	1,171
4.194%, VAR United States Secured Overnight Financing Rate+3.730%, 04/01/2031 (C)	480	554

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.997%, VAR ICE LIBOR USD 3 Month+1.200%, 12/14/2023 (C)	$607	$632
2.593%, VAR United States Secured Overnight Financing Rate+1.560%, 09/11/2025 (C)	760	794
2.193%, VAR United States Secured Overnight Financing Rate+2.044%, 06/05/2026 (C)	2,336	2,406
Credit Suisse Group Funding Guernsey
3.800%, 06/09/2023	547	589
Credit Suisse NY
2.950%, 04/09/2025	520	568
Danske Bank
5.375%, 01/12/2024 (C)	650	731
5.000%, 01/12/2022 (C)	1,839	1,932
3.875%, 09/12/2023 (C)	200	215
3.244%, VAR ICE LIBOR USD 3 Month+1.591%, 12/20/2025 (C)	1,768	1,877
3.001%, VAR ICE LIBOR USD 3 Month+1.249%, 09/20/2022 (C)	1,994	2,032
1.226%, 06/22/2024 (C)	200	202
1.171%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.030%, 12/08/2023 (C)	1,316	1,317
Danske Bank MTN
4.375%, 06/12/2028 (C)	200	226
Deutsche Bank NY
2.222%, VAR United States Secured Overnight Financing Rate+2.159%, 09/18/2024	667	672
Farmers Exchange Capital
7.200%, 07/15/2048 (C)	1,021	1,438
7.050%, 07/15/2028 (C)	1,000	1,223
Farmers Exchange Capital II
6.151%, VAR ICE LIBOR USD 3 Month+3.744%, 11/01/2053 (C)	1,650	2,022
Federal Realty Investment Trust
3.950%, 01/15/2024	503	545
Fidelity National Financial
3.400%, 06/15/2030	524	567
Fifth Third Bank
3.950%, 07/28/2025	339	388
2.875%, 10/01/2021	730	747
Ford Motor Credit LLC
5.750%, 02/01/2021	140	141
Goldman Sachs Capital II
4.000%, VAR ICE LIBOR USD 3 Month+0.768%(E)	10	9
Goldman Sachs Group
6.750%, 10/01/2037	568	825
6.250%, 02/01/2041	1,050	1,569
5.750%, 01/24/2022	110	118
5.250%, 07/27/2021	740	770

126	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.150%, 05/22/2045	$820	$1,081
4.750%, 10/21/2045	730	960
4.250%, 10/21/2025	1,120	1,274
4.223%, VAR ICE LIBOR USD 3 Month+1.301%, 05/01/2029	1,300	1,516
3.850%, 01/26/2027	526	592
3.814%, VAR ICE LIBOR USD 3 Month+1.158%, 04/23/2029	1,330	1,514
3.800%, 03/15/2030	2,745	3,182
3.750%, 02/25/2026	560	630
3.691%, VAR ICE LIBOR USD 3 Month+1.510%, 06/05/2028	980	1,099
3.500%, 04/01/2025	2,807	3,098
3.500%, 11/16/2026	2,186	2,418
3.272%, VAR ICE LIBOR USD 3 Month+1.201%, 09/29/2025	4,326	4,682
3.200%, 02/23/2023	470	498
Goldman Sachs Group MTN
4.800%, 07/08/2044	120	157
4.000%, 03/03/2024	1,226	1,348
3.850%, 07/08/2024	330	363
2.905%, VAR ICE LIBOR USD 3 Month+0.990%, 07/24/2023	880	913
Golub Capital BDC
3.375%, 04/15/2024	1,644	1,643
Guardian Life Global Funding
1.100%, 06/23/2025 (C)	670	676
HSBC Bank
7.650%, 05/01/2025	500	618
4.750%, 01/19/2021 (C)	1,760	1,782
HSBC Bank USA
7.000%, 01/15/2039	275	406
HSBC Holdings
4.950%, 03/31/2030	335	403
4.583%, VAR ICE LIBOR USD 3 Month+1.535%, 06/19/2029	3,345	3,859
4.375%, 11/23/2026	345	381
4.300%, 03/08/2026	1,710	1,928
4.250%, 03/14/2024	510	547
4.250%, 08/18/2025	760	826
4.000%, 03/30/2022	206	216
3.973%, VAR ICE LIBOR USD 3 Month+1.610%, 05/22/2030	1,150	1,284
2.633%, VAR ICE LIBOR USD 3 Month+1.140%, 11/07/2025	415	432
2.099%, VAR United States Secured Overnight Financing Rate+1.929%, 06/04/2026	200	202
2.013%, VAR United States Secured Overnight Financing Rate+1.732%, 09/22/2028	4,877	4,834

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
1.645%, VAR United States Secured Overnight Financing Rate+1.538%, 04/18/2026	$1,800	$1,793
ILFC E-Capital Trust II
3.230%, VAR N/A+1.800%, 12/21/2065 (C)	400	217
Inter-American Development Bank MTN
0.875%, 04/03/2025	1,251	1,277
Intercontinental Exchange
2.650%, 09/15/2040	237	237
1.850%, 09/15/2032	678	677
Intesa Sanpaolo
3.375%, 01/12/2023 (C)	440	457
3.125%, 07/14/2022 (C)(D)	600	617
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (C)	2,320	2,438
JPMorgan Chase
8.750%, 09/01/2030	970	1,427
4.950%, 06/01/2045	180	244
4.493%, VAR United States Secured Overnight Financing Rate+3.790%, 03/24/2031	1,405	1,715
4.452%, VAR ICE LIBOR USD 3 Month+1.330%, 12/05/2029	300	361
4.260%, VAR ICE LIBOR USD 3 Month+1.580%, 02/22/2048	84	106
4.250%, 10/15/2020	330	330
4.250%, 10/01/2027	720	839
4.203%, VAR ICE LIBOR USD 3 Month+1.260%, 07/23/2029	800	947
4.032%, VAR ICE LIBOR USD 3 Month+1.460%, 07/24/2048	645	785
4.023%, VAR ICE LIBOR USD 3 Month+1.000%, 12/05/2024	2,805	3,078
3.900%, 07/15/2025	680	769
3.897%, VAR ICE LIBOR USD 3 Month+1.220%, 01/23/2049	115	138
3.882%, VAR ICE LIBOR USD 3 Month+1.360%, 07/24/2038	325	383
3.875%, 09/10/2024	1,540	1,708
3.625%, 05/13/2024	230	254
3.625%, 12/01/2027	230	258
3.207%, VAR ICE LIBOR USD 3 Month+0.695%, 04/01/2023	1,033	1,073
3.200%, 01/25/2023	100	106
3.200%, 06/15/2026	1,210	1,343
3.109%, VAR United States Secured Overnight Financing Rate+2.440%, 04/22/2051	900	966
2.956%, VAR United States Secured Overnight Financing Rate+2.515%, 05/13/2031	1,964	2,107
2.950%, 10/01/2026	471	518

SEI Institutional Managed Trust / Annual Report / September 30, 2020	127

SCHEDULE OF INVESTMENTS

September 30, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.776%, VAR ICE LIBOR USD 3 Month+0.935%, 04/25/2023	$1,885	$1,949
2.700%, 05/18/2023	1,180	1,246
2.522%, VAR United States Secured Overnight Financing Rate+2.040%, 04/22/2031	450	479
2.301%, VAR United States Secured Overnight Financing Rate+1.160%, 10/15/2025	1,190	1,252
2.182%, VAR United States Secured Overnight Financing Rate+1.890%, 06/01/2028	971	1,013
2.083%, VAR United States Secured Overnight Financing Rate+1.850%, 04/22/2026	830	868
1.514%, VAR United States Secured Overnight Financing Rate+1.455%, 06/01/2024	4,576	4,670
0.800%, VAR ICE LIBOR USD 3 Month+0.550%, 02/01/2027	1,590	1,482
KKR Group Finance II
5.500%, 02/01/2043 (C)	80	102
KKR Group Finance III
5.125%, 06/01/2044 (C)	535	668
Landwirtschaftliche Rentenbank
0.500%, 05/27/2025	1,941	1,948
Lloyds Banking Group
4.375%, 03/22/2028	925	1,073
4.344%, 01/09/2048	200	235
4.050%, 08/16/2023	1,390	1,504
3.900%, 03/12/2024	800	869
3.870%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+3.500%, 07/09/2025	1,755	1,910
3.100%, 07/06/2021	490	500
2.907%, VAR ICE LIBOR USD 3 Month+0.810%, 11/07/2023	410	426
1.326%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.100%, 06/15/2023	675	679
Macquarie Bank
3.624%, 06/03/2030 (C)	425	452
Massachusetts Mutual Life Insurance
3.729%, 10/15/2070 (C)	88	91
MassMutual Global Funding II
2.250%, 07/01/2022 (C)	1,268	1,311
MDGH - GMTN BV MTN
2.875%, 11/07/2029 (C)	329	352
Mercury General
4.400%, 03/15/2027	935	1,013
MetLife
6.400%, 12/15/2036	420	523
5.700%, 06/15/2035	15	22

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
MetLife Capital Trust IV
7.875%, 12/15/2037 (C)	$800	$1,104
Metropolitan Life Global Funding I
3.450%, 12/18/2026 (C)	1,955	2,235
2.400%, 01/08/2021 (C)	245	246
Mitsubishi UFJ Financial Group
2.998%, 02/22/2022	230	238
0.848%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+0.680%, 09/15/2024	1,025	1,026
Mizuho Financial Group
0.849%, VAR ICE LIBOR USD 3 Month+0.610%, 09/08/2024	823	821
Morgan Stanley MTN
4.431%, VAR ICE LIBOR USD 3 Month+1.628%, 01/23/2030	340	406
4.100%, 05/22/2023	940	1,018
3.971%, VAR ICE LIBOR USD 3 Month+1.455%, 07/22/2038	119	141
3.875%, 04/29/2024	1,685	1,859
3.772%, VAR ICE LIBOR USD 3 Month+1.140%, 01/24/2029	1,080	1,233
3.750%, 02/25/2023	725	778
3.622%, VAR United States Secured Overnight Financing Rate+3.120%, 04/01/2031	2,920	3,355
3.125%, 01/23/2023	1,120	1,184
3.125%, 07/27/2026	190	210
2.750%, 05/19/2022	1	1
2.720%, VAR United States Secured Overnight Financing Rate+1.152%, 07/22/2025	980	1,041
2.699%, VAR United States Secured Overnight Financing Rate+1.143%, 01/22/2031	910	969
2.625%, 11/17/2021	1,066	1,093
2.500%, 04/21/2021	280	283
2.188%, VAR United States Secured Overnight Financing Rate+1.990%, 04/28/2026	1,300	1,361
MUFG Bank
4.100%, 09/09/2023 (C)	200	219
National Australia Bank MTN
2.332%, 08/21/2030 (C)	925	915
National Securities Clearing
1.500%, 04/23/2025 (C)	3,035	3,129
1.200%, 04/23/2023 (C)	410	417
Nationwide Building Society
4.363%, VAR ICE LIBOR USD 3 Month+1.392%, 08/01/2024 (C)	800	867
Nationwide Building Society MTN
3.622%, VAR ICE LIBOR USD 3 Month+1.181%, 04/26/2023 (C)	830	862

128	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Nationwide Financial Services
3.900%, 11/30/2049 (C)	$761	$780
Nationwide Mutual Insurance
4.350%, 04/30/2050 (C)	437	468
2.540%, VAR ICE LIBOR USD 3 Month+2.290%, 12/15/2024 (C)	3,735	3,735
Natwest Group
6.000%, 12/19/2023	860	967
5.125%, 05/28/2024	490	537
4.892%, VAR ICE LIBOR USD 3 Month+1.754%, 05/18/2029	200	233
4.519%, VAR ICE LIBOR USD 3 Month+1.550%, 06/25/2024	830	895
4.445%, VAR ICE LIBOR USD 3 Month+1.871%, 05/08/2030	520	602
4.269%, VAR ICE LIBOR USD 3 Month+1.762%, 03/22/2025	220	239
3.875%, 09/12/2023	720	772
3.754%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.100%, 11/01/2029	509	526
3.073%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.550%, 05/22/2028	520	546
2.359%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.150%, 05/22/2024	287	294
New York Life Global Funding
2.875%, 04/10/2024 (C)	1,045	1,122
0.950%, 06/24/2025 (C)	340	343
New York Life Insurance
6.750%, 11/15/2039 (C)	345	527
Nomura Holdings
3.103%, 01/16/2030	1,527	1,620
2.679%, 07/16/2030	493	509
2.648%, 01/16/2025	1,183	1,246
Nordea Bank Abp
4.875%, 05/13/2021 (C)	250	257
Northwestern Mutual Life Insurance
3.625%, 09/30/2059 (C)	1,212	1,323
Ohio National Financial Services
5.550%, 01/24/2030 (C)	625	589
Park Aerospace Holdings
5.500%, 02/15/2024 (C)	500	504
5.250%, 08/15/2022 (C)	605	607
4.500%, 03/15/2023 (C)	2,070	2,051
Pipeline Funding
7.500%, 01/15/2030 (C)	410	558
Principal Life Global Funding II
1.250%, 06/23/2025 (C)	160	163
Prudential Financial MTN
5.625%, 05/12/2041	10	13

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Raymond James Financial
4.950%, 07/15/2046	$650	$841
Royal Bank of Canada MTN
3.200%, 04/30/2021	480	488
2.150%, 10/26/2020	420	421
1.600%, 04/17/2023	760	780
1.150%, 06/10/2025	460	466
Santander Holdings USA
4.500%, 07/17/2025	153	170
4.450%, 12/03/2021	1,325	1,378
4.400%, 07/13/2027	366	403
3.450%, 06/02/2025	2,001	2,140
3.400%, 01/18/2023	232	243
3.244%, 10/05/2026	726	777
Santander UK Group Holdings
4.796%, VAR ICE LIBOR USD 3 Month+1.570%, 11/15/2024	750	827
3.373%, VAR ICE LIBOR USD 3 Month+1.080%, 01/05/2024	760	794
1.532%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.250%, 08/21/2026	2,131	2,098
Scentre Group Trust 1
4.375%, 05/28/2030 (C)	635	713
3.625%, 01/28/2026 (C)	1,136	1,212
Societe Generale MTN
3.653%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.000%, 07/08/2035 (C)	437	440
2.625%, 01/22/2025 (C)	1,804	1,862
State Street
3.300%, 12/16/2024	70	78
3.152%, VAR United States Secured Overnight Financing Rate+2.650%, 03/30/2031 (C)	710	810
Sumitomo Mitsui Financial Group
2.058%, 07/14/2021	340	344
SVB Financial Group
3.125%, 06/05/2030	242	269
Svensk Exportkredit MTN
0.750%, 04/06/2023	1,711	1,728
Svenska Handelsbanken MTN
3.350%, 05/24/2021	500	510
Swedbank
1.300%, 06/02/2023 (C)	580	591
Teachers Insurance & Annuity Association of America
6.850%, 12/16/2039 (C)	124	185
4.900%, 09/15/2044 (C)	240	303
3.300%, 05/15/2050 (C)	2,455	2,509
Temasek Financial I MTN
2.250%, 04/06/2051 (C)	616	606

SEI Institutional Managed Trust / Annual Report / September 30, 2020	129

SCHEDULE OF INVESTMENTS

September 30, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
The Vanguard Group
3.050%, 08/22/2050	$670	$632
Toronto-Dominion Bank MTN
3.250%, 06/11/2021	590	602
1.900%, 12/01/2022	355	366
1.150%, 06/12/2025	460	468
0.750%, 06/12/2023	910	916
Truist Financial MTN
2.200%, 03/16/2023	2,530	2,632
Trust Fibra Uno
6.390%, 01/15/2050 (C)	327	326
4.869%, 01/15/2030 (C)(D)	410	413
UBS
1.750%, 04/21/2022 (C)	850	865
UBS Group
7.000%,VAR USD Swap Semi 30/360 5 Yr Curr+4.344%(C)(E)	1,640	1,751
4.253%, 03/23/2028 (C)	930	1,079
4.125%, 09/24/2025 (C)	200	228
3.491%, 05/23/2023 (C)	1,650	1,721
2.859%, VAR ICE LIBOR USD 3 Month+0.954%, 08/15/2023 (C)	1,808	1,875
2.650%, 02/01/2022 (C)	385	396
1.364%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.080%, 01/30/2027 (C)	1,031	1,031
UniCredit MTN
6.572%, 01/14/2022 (C)	1,350	1,433
US Bancorp
2.400%, 07/30/2024	1,770	1,883
1.450%, 05/12/2025	1,020	1,056
US Bancorp MTN
2.950%, 07/15/2022	25	26
US Bank
3.150%, 04/26/2021	550	558
USAA Capital
1.500%, 05/01/2023 (C)	150	154
Validus Holdings
8.875%, 01/26/2040	905	1,468
Wachovia Capital Trust III
5.570%, VAR ICE LIBOR USD 3 Month+0.930%(E)	2,790	2,788
WEA Finance
4.750%, 09/17/2044 (C)	230	232
3.750%, 09/17/2024 (C)	990	1,040
Wells Fargo
7.950%, 11/15/2029	495	667
5.375%, 11/02/2043	400	530
3.068%, VAR United States Secured Overnight Financing Rate+2.530%, 04/30/2041	2,795	2,924
3.000%, 10/23/2026	1,030	1,126

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.188%, VAR United States Secured Overnight Financing Rate+2.000%, 04/30/2026	$2,760	$2,879
Wells Fargo MTN
5.013%, VAR ICE LIBOR USD 3 Month+4.240%, 04/04/2051	11,036	15,104
4.900%, 11/17/2045	909	1,156
4.750%, 12/07/2046	700	872
4.650%, 11/04/2044	261	318
4.600%, 04/01/2021	160	163
4.478%, VAR ICE LIBOR USD 3 Month+3.770%, 04/04/2031	2,630	3,192
4.400%, 06/14/2046	1,370	1,637
4.300%, 07/22/2027	910	1,043
4.150%, 01/24/2029 (D)	1,010	1,188
4.125%, 08/15/2023	900	983
3.750%, 01/24/2024	250	272
3.500%, 03/08/2022	430	448
3.450%, 02/13/2023	660	699
3.196%, VAR ICE LIBOR USD 3 Month+1.170%, 06/17/2027	1,550	1,692
2.879%, VAR ICE LIBOR USD 3 Month+1.170%, 10/30/2030	2,285	2,454
2.625%, 07/22/2022	735	762
2.406%, VAR ICE LIBOR USD 3 Month+0.825%, 10/30/2025	1,005	1,052
2.393%, VAR United States Secured Overnight Financing Rate+2.100%, 06/02/2028	1,505	1,570
Westpac Banking
2.600%, 11/23/2020	500	502
Willis North America
2.950%, 09/15/2029	1,200	1,293

		413,202

Health Care — 4.1%
Abbott Laboratories
4.900%, 11/30/2046	470	666
4.750%, 11/30/2036	260	348
3.750%, 11/30/2026 (D)	862	1,001
1.150%, 01/30/2028	475	478
AbbVie
5.000%, 12/15/2021 (C)	35	36
4.875%, 11/14/2048	300	381
4.625%, 10/01/2042 (C)	38	46
4.500%, 05/14/2035	715	870
4.450%, 05/14/2046	795	947
4.400%, 11/06/2042	1,500	1,786
4.300%, 05/14/2036	231	272
4.250%, 11/14/2028	573	680
4.250%, 11/21/2049 (C)	5,003	5,939
4.050%, 11/21/2039 (C)	943	1,084

130	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.800%, 03/15/2025 (C)	$3,177	$3,523
3.750%, 11/14/2023	186	203
3.600%, 05/14/2025	770	854
3.450%, 03/15/2022 (C)	370	384
3.200%, 11/06/2022	44	46
3.200%, 11/21/2029 (C)	2,553	2,813
2.950%, 11/21/2026 (C)	697	759
2.900%, 11/06/2022	1,026	1,076
2.600%, 11/21/2024 (C)	2,608	2,763
2.300%, 11/21/2022 (C)	2,918	3,019
Advocate Health & Hospitals
2.211%, 06/15/2030	1,615	1,681
Aetna
3.875%, 08/15/2047	341	381
2.800%, 06/15/2023	2,650	2,793
Amgen
5.150%, 11/15/2041	332	442
4.663%, 06/15/2051	576	750
4.400%, 05/01/2045	2,172	2,691
3.625%, 05/22/2024	130	143
3.150%, 02/21/2040	627	667
2.770%, 09/01/2053 (C)	456	438
Anthem
4.625%, 05/15/2042	41	51
3.650%, 12/01/2027	220	251
3.500%, 08/15/2024	90	99
3.350%, 12/01/2024	1,425	1,565
3.125%, 05/15/2022	468	488
2.950%, 12/01/2022	661	695
2.250%, 05/15/2030	839	864
AstraZeneca
3.500%, 08/17/2023	805	870
0.700%, 04/08/2026	974	962
Bausch Health
7.250%, 05/30/2029 (C)	260	280
6.250%, 02/15/2029 (C)	410	422
5.500%, 11/01/2025 (C)	20	21
Baxalta
3.600%, 06/23/2022	546	568
Baxter International
3.950%, 04/01/2030 (C)	425	509
BayCare Health System
3.831%, 11/15/2050	1,595	1,959
Bayer US Finance
3.375%, 10/08/2024 (C)	2,300	2,502
Bayer US Finance II
4.875%, 06/25/2048 (C)	2,605	3,232
4.700%, 07/15/2064 (C)	210	229
4.625%, 06/25/2038 (C)	420	501
4.375%, 12/15/2028 (C)	3,150	3,699
4.250%, 12/15/2025 (C)	845	967

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Becton Dickinson
4.685%, 12/15/2044	$301	$372
3.734%, 12/15/2024	1,047	1,156
3.700%, 06/06/2027	121	137
3.363%, 06/06/2024	1,670	1,807
Biogen
5.200%, 09/15/2045	120	161
3.625%, 09/15/2022	430	455
3.150%, 05/01/2050	311	307
Bon Secours Mercy Health
3.464%, 06/01/2030	855	960
Bristol-Myers Squibb
5.250%, 08/15/2043	40	56
5.000%, 08/15/2045	230	323
4.550%, 02/20/2048	166	224
4.350%, 11/15/2047	203	268
4.250%, 10/26/2049	258	339
3.900%, 02/20/2028	490	581
3.875%, 08/15/2025	460	524
3.550%, 08/15/2022	360	382
3.450%, 11/15/2027	457	525
3.400%, 07/26/2029	814	948
3.200%, 06/15/2026	937	1,057
2.900%, 07/26/2024	1,800	1,948
2.875%, 02/19/2021	80	81
2.750%, 02/15/2023	300	315
2.600%, 05/16/2022	550	571
2.250%, 08/15/2021	420	427
Centene
4.625%, 12/15/2029	230	248
3.375%, 02/15/2030	230	239
3.000%, 10/15/2030	5,136	5,240
Cigna
4.900%, 12/15/2048	1,060	1,376
4.375%, 10/15/2028	889	1,058
4.125%, 11/15/2025	290	333
3.875%, 10/15/2047	672	744
3.750%, 07/15/2023	872	945
3.400%, 09/17/2021	1,077	1,108
3.400%, 03/01/2027	1,451	1,627
3.400%, 03/15/2050	120	126
2.400%, 03/15/2030	435	451
CommonSpirit Health
4.350%, 11/01/2042	480	522
4.187%, 10/01/2049	635	676
CVS Health
5.125%, 07/20/2045	1,611	2,035
5.050%, 03/25/2048	4,945	6,312
4.780%, 03/25/2038	809	986
4.300%, 03/25/2028	3,690	4,319
4.250%, 04/01/2050	30	35
4.125%, 04/01/2040	160	182

SEI Institutional Managed Trust / Annual Report / September 30, 2020	131

SCHEDULE OF INVESTMENTS

September 30, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.100%, 03/25/2025	$133	$150
3.875%, 07/20/2025	515	580
3.750%, 04/01/2030	400	456
3.700%, 03/09/2023	960	1,029
3.625%, 04/01/2027	890	996
3.350%, 03/09/2021	112	113
3.000%, 08/15/2026	342	374
2.750%, 12/01/2022	510	532
2.700%, 08/21/2040	236	225
1.750%, 08/21/2030	166	162
1.300%, 08/21/2027	1,922	1,893
CVS Pass-Through Trust
5.926%, 01/10/2034 (C)	73	84
Danaher
3.350%, 09/15/2025 (D)	317	354
2.600%, 10/01/2050	833	817
DENTSPLY SIRONA
3.250%, 06/01/2030	206	224
DH Europe Finance II Sarl
3.400%, 11/15/2049	6	7
2.600%, 11/15/2029	921	1,001
2.200%, 11/15/2024	867	916
2.050%, 11/15/2022	506	522
Eli Lilly
2.500%, 09/15/2060	485	461
2.250%, 05/15/2050	480	452
Fresenius Medical Care US Finance II
5.875%, 01/31/2022 (C)	170	181
Gilead Sciences
5.650%, 12/01/2041	35	49
4.750%, 03/01/2046	380	495
4.500%, 02/01/2045	10	13
3.700%, 04/01/2024	410	450
3.650%, 03/01/2026	460	519
3.250%, 09/01/2022	670	702
2.800%, 10/01/2050	241	238
2.600%, 10/01/2040	155	154
1.650%, 10/01/2030	516	515
1.200%, 10/01/2027	516	518
GlaxoSmithKline Capital
3.000%, 06/01/2024	310	335
2.850%, 05/08/2022	30	31
HCA
5.875%, 02/01/2029	410	478
5.625%, 09/01/2028	60	69
5.500%, 06/15/2047	60	74
5.375%, 02/01/2025	160	175
5.250%, 04/15/2025	820	947
5.250%, 06/15/2026	30	35
5.250%, 06/15/2049	2,319	2,839
5.125%, 06/15/2039	935	1,135
5.000%, 03/15/2024	1,390	1,557

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.500%, 02/15/2027	$20	$22
3.500%, 09/01/2030	520	530
Health Care Service A Mutual Legal Reserve
2.200%, 06/01/2030 (C)	855	876
1.500%, 06/01/2025 (C)	770	790
Humana
4.950%, 10/01/2044	60	79
4.800%, 03/15/2047	30	39
4.625%, 12/01/2042	170	212
4.500%, 04/01/2025	80	92
3.950%, 03/15/2027	70	80
3.850%, 10/01/2024	1,470	1,625
3.150%, 12/01/2022	560	588
2.500%, 12/15/2020	1,015	1,019
Johnson & Johnson
3.700%, 03/01/2046	170	213
3.625%, 03/03/2037	260	318
3.500%, 01/15/2048	92	114
3.400%, 01/15/2038	173	203
2.625%, 01/15/2025	86	93
2.450%, 09/01/2060	1,096	1,109
2.100%, 09/01/2040	113	113
0.950%, 09/01/2027	610	613
0.550%, 09/01/2025	300	300
Medtronic
4.625%, 03/15/2045	9	12
3.500%, 03/15/2025	343	386
Merck
3.700%, 02/10/2045	220	265
2.450%, 06/24/2050	230	231
2.400%, 09/15/2022	29	30
2.350%, 06/24/2040	230	233
1.450%, 06/24/2030	2,055	2,084
0.750%, 02/24/2026	530	531
Mylan
3.950%, 06/15/2026	620	698
New York and Presbyterian Hospital
3.563%, 08/01/2036	730	825
Partners Healthcare System
3.342%, 07/01/2060	1,170	1,285
3.192%, 07/01/2049	115	124
Perrigo Finance
4.900%, 12/15/2044	280	295
3.150%, 06/15/2030	299	309
Pfizer
4.000%, 12/15/2036	815	999
2.800%, 03/11/2022	304	315
2.625%, 04/01/2030	1,230	1,375
2.550%, 05/28/2040	482	501
1.700%, 05/28/2030	420	433
0.800%, 05/28/2025	670	675

132	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Regeneron Pharmaceuticals
2.800%, 09/15/2050	$485	$457
1.750%, 09/15/2030	1,293	1,266
Royalty Pharma
3.550%, 09/02/2050 (C)	227	220
2.200%, 09/02/2030 (C)	780	779
1.750%, 09/02/2027 (C)	740	742
1.200%, 09/02/2025 (C)	700	698
0.750%, 09/02/2023 (C)	1,090	1,088
RWJ Barnabas Health
3.949%, 07/01/2046	1,030	1,170
Shire Acquisitions Investments Ireland DAC
2.875%, 09/23/2023	2,399	2,543
Stryker
2.900%, 06/15/2050	475	490
1.950%, 06/15/2030	617	630
1.150%, 06/15/2025	678	687
Takeda Pharmaceutical
4.400%, 11/26/2023	2,174	2,414
3.375%, 07/09/2060	253	266
3.175%, 07/09/2050	1,110	1,128
2.050%, 03/31/2030	1,881	1,899
Teva Pharmaceutical Finance BV
3.650%, 11/10/2021	680	678
2.950%, 12/18/2022	190	185
Teva Pharmaceutical Finance IV BV
3.650%, 11/10/2021	130	130
Teva Pharmaceutical Finance Netherlands III BV
7.125%, 01/31/2025	600	630
6.000%, 04/15/2024	200	204
3.150%, 10/01/2026	340	300
2.800%, 07/21/2023	630	603
2.200%, 07/21/2021	750	743
Thermo Fisher Scientific
4.497%, 03/25/2030	1,396	1,727
UnitedHealth Group
5.800%, 03/15/2036	280	406
4.750%, 07/15/2045	1,150	1,570
4.625%, 07/15/2035	523	689
4.450%, 12/15/2048	90	119
4.250%, 04/15/2047	450	573
4.250%, 06/15/2048	110	140
3.875%, 10/15/2020	710	711
3.875%, 12/15/2028	170	202
3.875%, 08/15/2059	1,083	1,325
3.750%, 07/15/2025	270	308
3.750%, 10/15/2047	272	323
3.700%, 12/15/2025	342	392
3.700%, 08/15/2049	150	179
3.500%, 06/15/2023	150	162
3.500%, 08/15/2039	108	124

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.375%, 11/15/2021	$75	$77
3.350%, 07/15/2022	28	30
3.125%, 05/15/2060	218	234
2.875%, 12/15/2021	290	299
2.875%, 03/15/2023	50	53
2.750%, 05/15/2040	889	939
2.375%, 10/15/2022	70	73
2.000%, 05/15/2030	730	765
1.250%, 01/15/2026	170	175
Upjohn
4.000%, 06/22/2050 (C)	675	720
2.300%, 06/22/2027 (C)	195	202
Wyeth
5.950%, 04/01/2037	470	697

		179,835

Industrials — 2.9%
3M
3.700%, 04/15/2050	660	799
3.250%, 08/26/2049	220	245
3.050%, 04/15/2030	90	103
2.375%, 08/26/2029	390	422
Adani Ports & Special Economic Zone
4.200%, 08/04/2027 (C)	594	596
AerCap Ireland Capital DAC
6.500%, 07/15/2025	672	726
5.000%, 10/01/2021	1,250	1,288
4.875%, 01/16/2024	1,829	1,894
4.625%, 07/01/2022	378	388
4.500%, 05/15/2021	2,140	2,181
4.450%, 04/03/2026	200	199
3.950%, 02/01/2022	1,047	1,060
3.875%, 01/23/2028	345	318
3.650%, 07/21/2027	650	595
3.500%, 05/26/2022	313	316
3.500%, 01/15/2025	232	226
3.150%, 02/15/2024	1,227	1,215
Air Lease
3.625%, 04/01/2027	221	218
3.625%, 12/01/2027	216	214
3.500%, 01/15/2022	1,110	1,139
3.375%, 07/01/2025	310	317
3.250%, 03/01/2025	1,645	1,673
Air Lease MTN
2.300%, 02/01/2025	355	349
Aviation Capital Group
5.500%, 12/15/2024 (C)	843	870
Avolon Holdings Funding
5.250%, 05/15/2024 (C)	120	120
BAE Systems
4.750%, 10/11/2021 (C)	2,100	2,189

SEI Institutional Managed Trust / Annual Report / September 30, 2020	133

SCHEDULE OF INVESTMENTS

September 30, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Boeing
5.930%, 05/01/2060	$450	$557
5.805%, 05/01/2050	1,390	1,682
5.705%, 05/01/2040	600	707
5.150%, 05/01/2030	904	1,016
5.040%, 05/01/2027	160	176
4.875%, 05/01/2025	2,169	2,360
4.508%, 05/01/2023	1,050	1,107
3.750%, 02/01/2050	710	650
3.625%, 03/01/2048	23	20
3.550%, 03/01/2038	196	179
3.250%, 02/01/2035	1,210	1,137
3.200%, 03/01/2029	490	483
3.100%, 05/01/2026	160	160
2.950%, 02/01/2030	337	326
2.800%, 03/01/2027	190	185
2.700%, 02/01/2027	912	889
Burlington Northern Santa Fe
7.290%, 06/01/2036	90	141
5.400%, 06/01/2041	50	70
4.150%, 12/15/2048	150	189
4.050%, 06/15/2048	124	154
3.450%, 09/15/2021	91	93
Canadian Pacific Railway
6.125%, 09/15/2115	44	67
Carrier Global
3.577%, 04/05/2050 (C)	250	266
3.377%, 04/05/2040 (C)	230	241
2.722%, 02/15/2030 (C)	670	701
2.700%, 02/15/2031 (C)	210	219
2.493%, 02/15/2027 (C)	70	73
2.242%, 02/15/2025 (C)	390	407
1.923%, 02/15/2023 (C)	160	165
Caterpillar
3.400%, 05/15/2024	205	224
Caterpillar Financial Services MTN
2.850%, 05/17/2024	170	183
Cintas No. 2
3.700%, 04/01/2027	400	461
2.900%, 04/01/2022	400	414
CNH Industrial Capital
1.875%, 01/15/2026	1,030	1,029
Continental Airlines Pass-Through Trust, Ser 2007-1, Cl A
5.983%, 04/19/2022	1,530	1,501
CoStar Group
2.800%, 07/15/2030 (C)	830	860
Crowley Conro
4.181%, 08/15/2043	455	545
CSX
4.750%, 11/15/2048	219	291
4.300%, 03/01/2048	42	52

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Cummins
0.750%, 09/01/2025	$410	$411
DAE Funding
5.750%, 11/15/2023 (C)	70	71
Deere
3.750%, 04/15/2050	821	1,029
3.100%, 04/15/2030	100	114
2.750%, 04/15/2025	661	720
Delta Air Lines
7.375%, 01/15/2026	640	671
7.000%, 05/01/2025 (C)	2,370	2,602
4.750%, 10/20/2028 (C)	1,122	1,165
4.500%, 10/20/2025 (C)	1,510	1,551
4.375%, 04/19/2028	153	137
3.800%, 04/19/2023	381	369
3.625%, 03/15/2022	330	324
3.400%, 04/19/2021	510	508
Delta Air Lines Pass Through Trust, Ser 2020- 1, Cl AA
2.000%, 06/10/2028	4,000	3,866
DP World MTN
5.625%, 09/25/2048 (C)	990	1,129
Eaton
7.625%, 04/01/2024	75	88
4.150%, 11/02/2042	140	173
2.750%, 11/02/2022	900	943
Equifax
3.950%, 06/15/2023	1,612	1,744
2.600%, 12/15/2025	255	272
GE Capital Funding
4.400%, 05/15/2030 (C)	1,530	1,643
3.450%, 05/15/2025 (C)	1,394	1,496
GE Capital International Funding Unlimited Co
4.418%, 11/15/2035	4,371	4,614
General Dynamics
4.250%, 04/01/2040	1,012	1,273
4.250%, 04/01/2050	230	300
3.500%, 05/15/2025	60	67
3.250%, 04/01/2025	160	177
General Electric
4.350%, 05/01/2050	260	265
4.250%, 05/01/2040	2,105	2,136
3.625%, 05/01/2030	1,389	1,438
3.450%, 05/01/2027	1,042	1,103
General Electric MTN
6.875%, 01/10/2039	1,216	1,562
6.750%, 03/15/2032	1,335	1,680
6.150%, 08/07/2037	394	472
5.875%, 01/14/2038	2,990	3,496
3.100%, 01/09/2023	111	117

134	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
0.760%, VAR ICE LIBOR USD 3 Month+0.480%, 08/15/2036	$2,400	$1,654
GFL Environmental
4.250%, 06/01/2025 (C)	250	253
Honeywell International
1.950%, 06/01/2030	940	989
1.350%, 06/01/2025	310	320
Hutama Karya Persero MTN
3.750%, 05/11/2030 (C)	386	418
IHS Markit
5.000%, 11/01/2022 (C)	750	805
4.750%, 02/15/2025 (C)	355	402
4.750%, 08/01/2028	1,215	1,445
International Lease Finance
5.875%, 08/15/2022	113	121
John Deere Capital MTN
1.750%, 03/09/2027	447	467
1.200%, 04/06/2023	746	761
0.550%, 07/05/2022	969	974
L3Harris Technologies
5.054%, 04/27/2045	270	367
4.854%, 04/27/2035	80	105
Lockheed Martin
4.500%, 05/15/2036	90	114
4.070%, 12/15/2042	91	114
3.550%, 01/15/2026	1,190	1,352
3.100%, 01/15/2023	50	53
Mileage Plus Holdings
6.500%, 06/20/2027 (C)	510	531
Northrop Grumman
5.250%, 05/01/2050	350	502
5.150%, 05/01/2040	494	664
4.030%, 10/15/2047	951	1,164
3.250%, 08/01/2023	1,639	1,770
3.250%, 01/15/2028	1,645	1,848
2.930%, 01/15/2025	856	931
2.550%, 10/15/2022	1,302	1,356
Otis Worldwide
3.112%, 02/15/2040	555	594
2.565%, 02/15/2030	690	742
2.293%, 04/05/2027	230	245
2.056%, 04/05/2025	220	232
Parker-Hannifin
2.700%, 06/14/2024	400	428
Prime Security Services Borrower
5.750%, 04/15/2026 (C)	320	342
Raytheon
3.125%, 10/15/2020	430	430
Raytheon Technologies
4.625%, 11/16/2048	51	67
4.500%, 06/01/2042	430	543
4.450%, 11/16/2038	488	601

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.150%, 05/15/2045	$59	$71
4.125%, 11/16/2028	280	332
3.950%, 08/16/2025	966	1,098
3.650%, 08/16/2023	65	70
3.150%, 12/15/2024 (C)	200	216
2.250%, 07/01/2030	420	444
Republic Services
3.950%, 05/15/2028	335	395
2.500%, 08/15/2024	635	676
1.450%, 02/15/2031	1,650	1,627
Roper Technologies
1.000%, 09/15/2025	420	421
Southwest Airlines
5.125%, 06/15/2027	1,016	1,111
4.750%, 05/04/2023	677	724
Spirit Loyalty Cayman
8.000%, 09/20/2025 (C)	610	646
TransDigm
8.000%, 12/15/2025 (C)	120	131
6.250%, 03/15/2026 (C)	280	292
Union Pacific
3.950%, 09/10/2028	1,595	1,881
3.839%, 03/20/2060	1,030	1,195
3.750%, 07/15/2025	340	387
3.750%, 02/05/2070	331	374
3.250%, 02/05/2050	2,002	2,206
3.150%, 03/01/2024	269	290
2.973%, 09/16/2062 (C)	83	81
2.950%, 03/01/2022	562	582
2.400%, 02/05/2030	620	667
2.150%, 02/05/2027	501	533
United Parcel Service
5.300%, 04/01/2050	480	712
5.200%, 04/01/2040	240	332
United Rentals North America
4.875%, 01/15/2028	150	158
3.875%, 11/15/2027	100	103
3.875%, 02/15/2031	820	832
US Airways Pass-Through Trust, Ser 2012-2, Cl A
4.625%, 06/03/2025	558	463
Waste Management
4.600%, 03/01/2021	90	91
4.150%, 07/15/2049	210	267
3.500%, 05/15/2024	370	405

		122,883

Information Technology — 2.2%
Apple
4.650%, 02/23/2046	270	377
4.375%, 05/13/2045	360	482
4.250%, 02/09/2047	439	584

SEI Institutional Managed Trust / Annual Report / September 30, 2020	135

SCHEDULE OF INVESTMENTS

September 30, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.850%, 05/04/2043	$530	$661
3.450%, 02/09/2045	31	36
3.200%, 05/13/2025	297	331
3.200%, 05/11/2027	232	264
2.850%, 05/06/2021	113	115
2.750%, 01/13/2025	315	341
2.650%, 05/11/2050	780	817
2.550%, 08/20/2060	744	739
2.450%, 08/04/2026	1,410	1,537
2.150%, 02/09/2022	82	84
2.050%, 09/11/2026	1,016	1,086
2.000%, 11/13/2020	500	501
1.550%, 08/04/2021	20	20
1.125%, 05/11/2025	1,110	1,136
Avnet
3.750%, 12/01/2021	1,000	1,029
Broadcom
4.700%, 04/15/2025	1,888	2,145
4.250%, 04/15/2026	543	612
4.150%, 11/15/2030	1,849	2,077
3.875%, 01/15/2027	768	851
3.625%, 01/15/2024	1,700	1,828
3.150%, 11/15/2025	4,278	4,634
3.125%, 10/15/2022	500	523
2.250%, 11/15/2023	690	717
Dell International
6.100%, 07/15/2027 (C)	323	383
6.020%, 06/15/2026 (C)	39	46
5.300%, 10/01/2029 (C)	324	372
4.900%, 10/01/2026 (C)	161	182
4.420%, 06/15/2021 (C)	691	707
Fiserv
3.500%, 07/01/2029	482	549
3.200%, 07/01/2026	543	603
Flex
4.875%, 05/12/2030	847	967
Hewlett Packard Enterprise
4.650%, 10/01/2024	2,245	2,539
HP
2.200%, 06/17/2025	1,017	1,065
Intel
4.950%, 03/25/2060	480	700
4.750%, 03/25/2050	4,750	6,541
4.600%, 03/25/2040	542	722
4.100%, 05/19/2046	1,000	1,248
3.700%, 07/29/2025	223	253
3.300%, 10/01/2021	35	36
3.250%, 11/15/2049	735	823
3.100%, 07/29/2022	35	37
International Business Machines
4.150%, 05/15/2039	100	123
3.300%, 05/15/2026	196	221

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.000%, 05/15/2024	$1,510	$1,636
KLA
3.300%, 03/01/2050	431	455
Marvell Technology Group
4.200%, 06/22/2023	810	875
Mastercard
3.850%, 03/26/2050	80	102
3.375%, 04/01/2024	250	275
3.350%, 03/26/2030	635	745
Micron Technology
2.497%, 04/24/2023	1,430	1,485
Microsoft
4.100%, 02/06/2037	751	974
3.950%, 08/08/2056	199	262
3.700%, 08/08/2046	170	213
3.625%, 12/15/2023	89	98
3.500%, 02/12/2035	156	192
3.450%, 08/08/2036	580	704
3.300%, 02/06/2027	1,550	1,771
2.875%, 02/06/2024	1,203	1,295
2.700%, 02/12/2025	250	272
2.675%, 06/01/2060	636	671
2.525%, 06/01/2050	805	842
2.400%, 02/06/2022	600	617
2.400%, 08/08/2026	1,700	1,857
2.375%, 02/12/2022	20	21
2.375%, 05/01/2023	20	21
1.550%, 08/08/2021	400	404
NVIDIA
3.700%, 04/01/2060	310	370
3.500%, 04/01/2040	430	504
3.500%, 04/01/2050	2,344	2,743
2.850%, 04/01/2030	2,064	2,319
NXP BV
4.300%, 06/18/2029 (C)	424	489
3.875%, 06/18/2026 (C)	1,291	1,446
3.400%, 05/01/2030 (C)	109	119
3.150%, 05/01/2027 (C)	546	590
2.700%, 05/01/2025 (C)	280	297
Oracle
4.000%, 11/15/2047	488	579
3.900%, 05/15/2035 (K)1.375	1,720	2,092
3.850%, 04/01/2060	534	630
3.800%, 11/15/2037	229	269
3.600%, 04/01/2040	1,040	1,191
2.950%, 11/15/2024	539	585
2.950%, 04/01/2030	1,040	1,163
2.800%, 04/01/2027	968	1,064
2.625%, 02/15/2023	420	439
PayPal Holdings
2.300%, 06/01/2030	2,545	2,691
1.650%, 06/01/2025	1,624	1,682

136	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
1.350%, 06/01/2023	$1,264	$1,291
Prosus
4.850%, 07/06/2027 (C)	550	626
QUALCOMM
1.300%, 05/20/2028 (C)	961	942
salesforce.com
3.700%, 04/11/2028	670	791
3.250%, 04/11/2023	480	514
ServiceNow
1.400%, 09/01/2030	678	662
Tencent Holdings MTN
3.595%, 01/19/2028 (C)	570	628
Texas Instruments
4.150%, 05/15/2048	300	392
1.750%, 05/04/2030	290	299
1.375%, 03/12/2025	401	415
TSMC Global
1.375%, 09/28/2030 (C)	3,158	3,095
1.000%, 09/28/2027 (C)	310	305
0.750%, 09/28/2025 (C)	1,193	1,182
Visa
4.300%, 12/14/2045	690	917
3.650%, 09/15/2047	235	288
3.150%, 12/14/2025	1,410	1,578
2.200%, 12/14/2020	80	80
1.900%, 04/15/2027	755	802

		93,500

Materials — 0.8%
Air Liquide Finance
2.250%, 09/27/2023 (C)	590	617
Amcor Finance USA
4.500%, 05/15/2028 (D)	360	422
3.625%, 04/28/2026	2,425	2,701
Anglo American Capital
4.750%, 04/10/2027 (C)	720	827
4.000%, 09/11/2027 (C)	200	221
3.750%, 04/10/2022 (C)	280	290
3.625%, 09/11/2024 (C)	710	763
ArcelorMittal
7.250%, 10/15/2039	120	151
6.125%, 06/01/2025	670	772
4.550%, 03/11/2026	330	358
3.600%, 07/16/2024	600	629
Barrick
5.250%, 04/01/2042	80	110
Barrick North America Finance
5.750%, 05/01/2043	437	636
5.700%, 05/30/2041	896	1,265
BHP Billiton Finance USA
5.000%, 09/30/2043	410	576
4.125%, 02/24/2042	40	50

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.875%, 02/24/2022	$50	$52
CCL Industries
3.050%, 06/01/2030 (C)	850	907
Dow Chemical
5.250%, 11/15/2041	25	31
4.800%, 05/15/2049 (D)	360	430
3.600%, 11/15/2050	342	346
2.100%, 11/15/2030	971	958
DuPont de Nemours
4.493%, 11/15/2025	1,775	2,046
Equate Petrochemical BV MTN
4.250%, 11/03/2026 (C)	480	503
Freeport-McMoRan
5.450%, 03/15/2043	605	671
5.400%, 11/14/2034	40	44
4.625%, 08/01/2030	180	189
4.550%, 11/14/2024	40	43
3.875%, 03/15/2023	20	21
Georgia-Pacific
2.100%, 04/30/2027 (C)	516	542
Glencore Funding
4.125%, 05/30/2023 (C)	200	214
4.125%, 03/12/2024 (C)	1,390	1,506
4.000%, 03/27/2027 (C)	1,220	1,332
3.875%, 10/27/2027 (C)	300	327
3.000%, 10/27/2022 (C)	30	31
Industrias Penoles
4.150%, 09/12/2029 (C)	1,005	1,091
International Flavors & Fragrances
5.000%, 09/26/2048	1,720	2,128
International Paper
4.400%, 08/15/2047	318	388
LyondellBasell Industries
5.750%, 04/15/2024	200	229
Nacional del Cobre de Chile
4.250%, 07/17/2042 (C)	970	1,099
Newcrest Finance Pty
3.250%, 05/13/2030 (C)	630	687
Newmont
2.250%, 10/01/2030	890	918
Nucor
2.700%, 06/01/2030	338	363
2.000%, 06/01/2025	338	353
Nutrien
5.000%, 04/01/2049	490	646
2.950%, 05/13/2030	434	475
Nutrition & Biosciences
3.468%, 12/01/2050 (C)	1,526	1,541
2.300%, 11/01/2030 (C)	513	517
1.832%, 10/15/2027 (C)	241	242
1.230%, 10/01/2025 (C)	2,984	2,977

SEI Institutional Managed Trust / Annual Report / September 30, 2020	137

SCHEDULE OF INVESTMENTS

September 30, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
OCP
4.500%, 10/22/2025 (C)	$400	$422
Reliance Steel & Aluminum
2.150%, 08/15/2030	693	678
1.300%, 08/15/2025	267	267
Southern Copper
5.250%, 11/08/2042	2,030	2,560
Steel Dynamics
3.250%, 01/15/2031	246	263
2.400%, 06/15/2025	246	257
Suzano Austria GmbH
3.750%, 01/15/2031	140	140
Syngenta Finance
3.933%, 04/23/2021 (C)	650	658
Teck Resources
6.250%, 07/15/2041	5	6
6.000%, 08/15/2040	30	34
Vale Overseas
6.875%, 11/21/2036	874	1,138
6.250%, 08/10/2026	32	38
WestRock RKT
4.000%, 03/01/2023	70	75
WRKCo
3.000%, 09/15/2024	750	805

		41,576

Real Estate — 0.8%
Agree
2.900%, 10/01/2030	236	245
American Campus Communities Operating Partnership
3.750%, 04/15/2023	1,350	1,420
3.625%, 11/15/2027	745	793
3.300%, 07/15/2026	1,495	1,600
American Tower
1.875%, 10/15/2030	1,430	1,413
AvalonBay Communities MTN
4.350%, 04/15/2048	110	143
2.450%, 01/15/2031	1,155	1,235
Boston Properties
3.800%, 02/01/2024	1,250	1,354
3.400%, 06/21/2029	720	783
Brandywine Operating Partnership
3.950%, 11/15/2027	17	18
Camden Property Trust
2.800%, 05/15/2030	435	474
Crown Castle International
4.000%, 03/01/2027	158	180
3.300%, 07/01/2030	910	995
CyrusOne
2.900%, 11/15/2024	1,250	1,325

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Equinix
2.950%, 09/15/2051	$720	$707
2.900%, 11/18/2026	892	962
2.625%, 11/18/2024	427	454
ERP Operating
4.625%, 12/15/2021	64	67
GLP Capital
5.375%, 04/15/2026	2,615	2,898
5.300%, 01/15/2029	1,515	1,687
5.250%, 06/01/2025	565	614
4.000%, 01/15/2030	413	427
3.350%, 09/01/2024	125	127
Healthcare Realty Trust
3.875%, 05/01/2025	200	219
3.750%, 04/15/2023	1,400	1,503
Healthpeak Properties
4.250%, 11/15/2023	48	52
4.200%, 03/01/2024	765	842
2.875%, 01/15/2031	224	236
Highwoods Realty
2.600%, 02/01/2031	372	369
Kilroy Realty
2.500%, 11/15/2032	404	393
Kimco Realty
1.900%, 03/01/2028	337	333
Life Storage
3.875%, 12/15/2027	915	1,024
Mid-America Apartments
4.300%, 10/15/2023	325	355
4.000%, 11/15/2025	388	438
3.950%, 03/15/2029	319	369
3.750%, 06/15/2024	742	807
3.600%, 06/01/2027	47	52
1.700%, 02/15/2031	299	294
Prologis
3.000%, 04/15/2050	115	123
Realty Income
3.250%, 01/15/2031	724	801
Regency Centers
2.950%, 09/15/2029	690	715
Sabra Health Care
3.900%, 10/15/2029	715	697
Simon Property Group
3.800%, 07/15/2050	850	863
2.450%, 09/13/2029	1,020	1,010
2.000%, 09/13/2024	355	366
Spirit Realty
4.450%, 09/15/2026	40	43
4.000%, 07/15/2029	183	190
3.400%, 01/15/2030	382	380
3.200%, 02/15/2031	751	733

138	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
STORE Capital
4.625%, 03/15/2029	$404	$433
4.500%, 03/15/2028	1,194	1,280
Ventas Realty
3.850%, 04/01/2027	500	545
VEREIT Operating Partnership
3.400%, 01/15/2028	337	352
Welltower
4.500%, 01/15/2024	102	112
3.750%, 03/15/2023	500	529

		36,379

Utilities — 2.1%
AEP Texas
6.650%, 02/15/2033	500	691
Alabama Power
3.700%, 12/01/2047	1,600	1,890
Arizona Public Service
3.150%, 05/15/2025	66	72
Black Hills
3.875%, 10/15/2049	285	317
3.050%, 10/15/2029	546	595
Boston Gas
4.487%, 02/15/2042 (C)	35	43
Carolina Power & Light
2.800%, 05/15/2022	25	26
CenterPoint Energy
3.600%, 11/01/2021	595	615
2.950%, 03/01/2030	271	297
2.900%, 07/01/2050	219	232
2.500%, 09/01/2022	64	66
2.500%, 09/01/2024	691	735
CenterPoint Energy Resources
4.100%, 09/01/2047	310	364
Cleco Power
6.000%, 12/01/2040	700	925
Comision Federal de Electricidad
4.750%, 02/23/2027 (C)	240	258
Consolidated Edison of New York
4.650%, 12/01/2048	1,500	1,950
4.450%, 03/15/2044	1,120	1,389
3.950%, 04/01/2050	130	159
3.350%, 04/01/2030	180	207
Dominion Energy
3.071%, –%, 0, 08/15/2024 (F)	980	1,055
2.850%, 08/15/2026	411	451
2.000%, 08/15/2021	446	452
DTE Electric
2.950%, 03/01/2050	701	740
DTE Energy
3.800%, 03/15/2027	639	714
2.950%, 03/01/2030	425	454

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.529%, 10/01/2024	$916	$974
1.050%, 06/01/2025	2,141	2,140
Duke Energy
3.550%, 09/15/2021	76	78
3.150%, 08/15/2027	280	309
2.400%, 08/15/2022	340	351
1.800%, 09/01/2021	848	858
0.900%, 09/15/2025	1,321	1,321
Duke Energy Carolinas
4.250%, 12/15/2041	628	781
4.000%, 09/30/2042	1,000	1,223
Duke Energy Florida
3.850%, 11/15/2042	380	451
3.200%, 01/15/2027	1,080	1,217
Duke Energy Indiana
4.200%, 03/15/2042	30	36
2.750%, 04/01/2050	280	287
Duke Energy Ohio
2.125%, 06/01/2030	485	509
Duke Energy Progress
4.100%, 05/15/2042	425	518
2.500%, 08/15/2050	388	376
Enel Finance International
4.625%, 09/14/2025 (C)	1,310	1,514
Entergy Arkansas
2.650%, 06/15/2051	1,219	1,230
Entergy Texas
1.750%, 03/15/2031	428	425
Evergy
2.900%, 09/15/2029	421	452
2.450%, 09/15/2024	593	628
Evergy Kansas Central
3.450%, 04/15/2050	858	972
Evergy Metro
5.300%, 10/01/2041	100	133
2.250%, 06/01/2030	647	685
Evergy Missouri West
8.270%, 11/15/2021	2,700	2,913
Eversource Energy
2.900%, 10/01/2024	1,610	1,743
Exelon
5.625%, 06/15/2035	760	1,010
4.700%, 04/15/2050	586	745
3.950%, 06/15/2025	375	423
FirstEnergy
4.250%, 03/15/2023	984	1,044
3.900%, 07/15/2027	1,533	1,685
1.600%, 01/15/2026	180	179
FirstEnergy, Ser C
7.375%, 11/15/2031	3,685	5,167
FirstEnergy Transmission
5.450%, 07/15/2044 (C)	35	45

SEI Institutional Managed Trust / Annual Report / September 30, 2020	139

SCHEDULE OF INVESTMENTS

September 30, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Indiana Michigan Power
4.550%, 03/15/2046	$325	$415
Interstate Power & Light
3.500%, 09/30/2049	243	266
ITC Holdings
4.050%, 07/01/2023	1,152	1,246
3.650%, 06/15/2024	633	696
2.700%, 11/15/2022	639	667
Jersey Central Power & Light
4.700%, 04/01/2024 (C)	700	777
KeySpan Gas East
2.742%, 08/15/2026 (C)	1,025	1,127
Metropolitan Edison
4.300%, 01/15/2029 (C)	501	589
3.500%, 03/15/2023 (C)	2,775	2,913
MidAmerican Energy
4.800%, 09/15/2043	830	1,112
3.650%, 08/01/2048	337	398
Mid-Atlantic Interstate Transmission
4.100%, 05/15/2028 (C)	162	183
Mississippi Power
4.250%, 03/15/2042	468	552
3.950%, 03/30/2028	779	894
NextEra Energy Capital Holdings
2.750%, 05/01/2025	545	589
2.250%, 06/01/2030	1,011	1,047
NiSource
5.800%, 02/01/2042	149	203
0.950%, 08/15/2025	847	846
Oncor Electric Delivery
4.550%, 12/01/2041	690	888
3.700%, 11/15/2028	484	569
2.750%, 05/15/2030	1,065	1,189
Pacific Gas and Electric
4.550%, 07/01/2030	707	768
4.500%, 07/01/2040	161	164
3.950%, 12/01/2047	229	212
3.500%, 08/01/2050	130	117
3.300%, 12/01/2027	679	697
3.300%, 08/01/2040	273	251
2.500%, 02/01/2031	2,465	2,345
2.100%, 08/01/2027	1,931	1,868
1.750%, 06/16/2022	2,555	2,558
PECO Energy
4.150%, 10/01/2044	1,140	1,418
Pennsylvania Electric
3.250%, 03/15/2028 (C)	269	292
Perusahaan Listrik Negara MTN
6.150%, 05/21/2048 (C)	500	643
PPL Capital Funding
5.000%, 03/15/2044	425	530
4.125%, 04/15/2030	824	973

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.400%, 06/01/2023	$91	$97
3.100%, 05/15/2026 (D)	771	851
Progress Energy
3.150%, 04/01/2022	280	289
Public Service Electric and Gas MTN
3.700%, 05/01/2028	1,545	1,809
2.700%, 05/01/2050	704	735
2.050%, 08/01/2050	129	119
Public Service of New Hampshire
3.500%, 11/01/2023	515	557
Sempra Energy
2.900%, 02/01/2023	480	503
Southern California Edison
4.650%, 10/01/2043	152	175
4.125%, 03/01/2048	943	1,037
4.050%, 03/15/2042	5	5
3.700%, 08/01/2025	99	110
2.850%, 08/01/2029	323	339
Southern California Gas
2.550%, 02/01/2030	900	971
Southern Gas Capital
4.400%, 05/30/2047	500	605
1.750%, 01/15/2031	647	639
Southwestern Public Service
3.750%, 06/15/2049	955	1,127
Trans-Allegheny Interstate Line
3.850%, 06/01/2025 (C)	223	247
Virginia Electric & Power
4.650%, 08/15/2043	585	775
2.950%, 01/15/2022	330	338
Vistra Operations
4.300%, 07/15/2029 (C)	1,590	1,736
3.550%, 07/15/2024 (C)	1,045	1,113
Xcel Energy
0.500%, 10/15/2023	274	274

		91,572

Total Corporate Obligations (Cost $1,365,153) ($ Thousands)		1,475,817

U.S. TREASURY OBLIGATIONS — 24.1%
U.S. Treasury Bills
0.965%, 10/15/2020 (A)	5,825	5,825
0.180%, 10/15/2020 (A)	9,800	9,800
0.180%, 12/10/2020 (A)	7,965	7,963
0.167%, 10/08/2020 (A)	2,010	2,010
0.155%, 10/22/2020 (A)	6,330	6,330
0.140%, 10/20/2020 (A)	41,335	41,333
0.140%, 11/12/2020 (A)	41,685	41,681
0.113%, 01/26/2021 (A)	3,475	3,474
0.105%, 12/03/2020 (A)	1,470	1,470

140	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
0.100%, 11/03/2020 (A)	$1,990	$1,990
0.100%, 01/05/2021 (A)	2,290	2,289
0.098%, 12/08/2020 (A)	2,180	2,180
0.097%, 10/27/2020 (A)	1,960	1,960
U.S. Treasury Bonds
3.750%, 11/15/2043	955	1,421
3.125%, 08/15/2044	43	59
2.875%, 05/15/2043	12,893	16,865
2.750%, 11/15/2042	19,633	25,186
2.500%, 02/15/2045	14,384	17,742
2.000%, 02/15/2050	10,860	12,321
1.375%, 08/15/2050	58,684	57,593
1.250%, 05/15/2050	74,033	70,378
1.125%, 05/15/2040	13,908	13,715
1.125%, 08/15/2040	24,217	23,812
U.S. Treasury Inflation Protected Securities
2.125%, 02/15/2040	1,990	3,053
2.125%, 02/15/2041	958	1,490
1.375%, 02/15/2044 (L)	3,413	4,862
1.000%, 02/15/2046	2,439	3,295
1.000%, 02/15/2048	4,308	5,951
1.000%, 02/15/2049 (L)	11,471	16,030
0.750%, 02/15/2042	2,488	3,134
0.750%, 02/15/2045	1,166	1,487
0.250%, 02/15/2050	4,294	5,076
0.125%, 04/15/2025	3,013	3,207
0.125%, 07/15/2030	5,590	6,219
U.S. Treasury Notes
3.125%, 05/15/2021	4,551	4,636
2.500%, 02/28/2026	1,084	1,211
2.375%, 03/15/2022	3,724	3,845
2.250%, 04/30/2021	4,878	4,939
2.125%, 05/15/2022	618	638
1.375%, 01/31/2021	16,359	16,426
1.375%, 05/31/2021	18,578	18,735
0.625%, 05/15/2030	1,050	1,047
0.625%, 08/15/2030	34,902	34,727
0.500%, 06/30/2027	10,880	10,922
0.500%, 08/31/2027	12,390	12,425
0.375%, 09/30/2027	40,791	40,542
0.250%, 06/15/2023	3,403	3,412
0.250%, 05/31/2025	2,280	2,280
0.250%, 06/30/2025	360	360
0.250%, 08/31/2025	77,673	77,612
0.250%, 09/30/2025	82,910	82,819
0.125%, 05/31/2022	3,212	3,212
0.125%, 06/30/2022	3,798	3,798
0.125%, 07/31/2022	19,486	19,486
0.125%, 08/31/2022	97,178	97,174
0.125%, 09/30/2022	134,557	134,552
0.125%, 07/15/2023	4,106	4,103
0.125%, 08/15/2023	8,344	8,338

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
0.125%, 09/15/2023	$27,470	$27,446
U.S. Treasury STRIPS
0.000%, 05/15/2049 (A)	5,380	3,497

Total U.S. Treasury Obligations (Cost $1,028,439) ($ Thousands)		1,039,383

ASSET-BACKED SECURITIES — 7.3%

Automotive — 1.3%
Ally Auto Receivables Trust, Ser 2018-1, Cl A3
2.350%, 06/15/2022	124	125
Ally Auto Receivables Trust, Ser 2019-3, Cl A4
1.960%, 12/16/2024	670	693
Ally Auto Receivables Trust, Ser 2019-4, Cl A3
1.840%, 06/17/2024	190	193
Americredit Automobile Receivables Trust, Ser 2018-1, Cl A3
3.070%, 12/19/2022	1,182	1,192
Americredit Automobile Receivables Trust, Ser 2019-1, Cl A2A
2.930%, 06/20/2022	98	98
AmeriCredit Automobile Receivables Trust, Ser 2020-1, Cl A2A
1.100%, 03/20/2023	205	206
AmeriCredit Automobile Receivables Trust, Ser 2020-2, Cl A2A
0.600%, 12/18/2023	2,027	2,031
Avis Budget Rental Car Funding AESOP, Ser 2017-1A, Cl A
3.070%, 09/20/2023 (C)	333	341
Avis Budget Rental Car Funding AESOP, Ser 2019-3A, Cl A
2.360%, 03/20/2026 (C)	665	679
Avis Budget Rental Car Funding AESOP, Ser 2020-1A, Cl A
2.330%, 08/20/2026 (C)	1,120	1,154
Avis Budget Rental Car Funding AESOP, Ser 2020-2A, Cl A
2.020%, 02/20/2027 (C)	4,314	4,352
Bank of The West Auto Trust, Ser 2019-1, Cl A2
2.400%, 10/17/2022 (C)	251	253
CarMax Auto Owner Trust, Ser 2020-2, Cl A1
1.252%, 05/17/2021	241	241
Chase Auto Credit Linked Notes, Ser 2020-1, Cl B
0.991%, 01/25/2028 (C)	750	751
Chesapeake Funding II, Ser 2017-3A, Cl B
2.570%, 08/15/2029 (C)	205	206
Chesapeake Funding II, Ser 2019-1A, Cl A1
2.940%, 04/15/2031 (C)	809	830

SEI Institutional Managed Trust / Annual Report / September 30, 2020	141

SCHEDULE OF INVESTMENTS

September 30, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Chesapeake Funding II, Ser 2020-1A, Cl A1
0.870%, 08/16/2032 (C)	$2,111	$2,117
Chesapeake Funding II, Ser 2020-1A, Cl B
1.240%, 08/16/2032 (C)	1,010	1,010
Drive Auto Receivables Trust, Ser 2019-3, Cl A3
2.490%, 06/15/2023	922	927
Drive Auto Receivables Trust, Ser 2020-1, Cl A2
1.990%, 12/15/2022	374	376
Drive Auto Receivables Trust, Ser 2020-2, Cl A2A
0.850%, 07/17/2023	498	499
Enterprise Fleet Financing, Ser 2019-1, Cl A2
2.980%, 10/20/2024 (C)	412	419
Exeter Automobile Receivables Trust, Ser 2019-4A, Cl A
2.180%, 01/17/2023 (C)	282	284
Exeter Automobile Receivables Trust, Ser 2020-2A, Cl A
1.130%, 08/15/2023 (C)	1,608	1,613
Ford Credit Auto Lease Trust, Ser 2020-B, Cl A3
0.620%, 08/15/2023	1,891	1,899
Ford Credit Auto Owner Trust, Ser 2017-B, Cl A4
1.870%, 09/15/2022	225	226
Ford Credit Auto Owner Trust, Ser 2017-C, Cl A3
2.010%, 03/15/2022	300	301
Ford Credit Auto Owner Trust, Ser 2018-1, Cl A
3.190%, 07/15/2031 (C)	2,788	3,072
Ford Credit Auto Owner Trust, Ser 2018-2, Cl A
3.470%, 01/15/2030 (C)	1,725	1,861
Ford Credit Auto Owner Trust, Ser 2018-A, Cl A3
3.030%, 11/15/2022	148	150
Ford Credit Auto Owner Trust, Ser 2019-1, Cl A
3.520%, 07/15/2030 (C)	2,077	2,271
Ford Credit Auto Owner Trust, Ser 2019-C, Cl A2A
1.880%, 07/15/2022	131	131
Ford Credit Auto Owner Trust, Ser 2020-1, Cl A
2.040%, 08/15/2031 (C)	2,548	2,670
Ford Credit Auto Owner Trust, Ser 2020-A, Cl A2
1.030%, 10/15/2022	328	329

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Ford Credit Auto Owner Trust, Ser 2020-A, Cl A3
1.040%, 08/15/2024	$1,062	$1,075
Foursight Capital Automobile Receivables Trust, Ser 2018-1, Cl A3
3.240%, 09/15/2022 (C)	69	70
GM Financial Automobile Leasing Trust, Ser 2020-2, Cl A2A
0.710%, 10/20/2022	110	110
GM Financial Automobile Leasing Trust, Ser 2020-2, Cl A4
1.010%, 07/22/2024	197	200
GM Financial Consumer Automobile Receivables Trust, Ser 2020-1, Cl A2
1.830%, 01/17/2023	268	269
GM Financial Consumer Automobile Receivables Trust, Ser 2020-2, Cl A3
1.490%, 12/16/2024	613	625
Hertz Fleet Lease Funding, Ser 2017-1, Cl A2
2.130%, 04/10/2031 (C)	86	86
Hertz Fleet Lease Funding, Ser 2019-1, Cl D
3.440%, 01/10/2033 (C)	1,580	1,510
Honda Auto Receivables Owner Trust, Ser 2019-3, Cl A4
1.850%, 08/15/2025	545	562
Honda Auto Receivables Owner Trust, Ser 2019-4, Cl A3
1.830%, 01/18/2024	800	818
Honda Auto Receivables Owner Trust, Ser 2020-2, Cl A2
0.740%, 11/15/2022	310	311
Hyundai Auto Receivables Trust, Ser 2019-B, Cl A3
1.940%, 02/15/2024	170	174
Hyundai Auto Receivables Trust, Ser 2020-A, Cl A1
1.198%, 05/17/2021	299	299
Hyundai Auto Receivables Trust, Ser 2020-B, Cl A2
0.380%, 03/15/2023	2,075	2,076
Mercedes-Benz Auto Receivables Trust, Ser 2020-1, Cl A3
0.550%, 02/18/2025	550	552
Nissan Auto Receivables Owner Trust, Ser 2017-A, Cl A4
2.110%, 05/15/2023	294	296
Santander Drive Auto Receivables Trust, Ser 2020-1, Cl A3
2.030%, 02/15/2024	393	401
Santander Drive Auto Receivables Trust, Ser 2020-2, Cl A2A
0.620%, 05/15/2023	2,535	2,538

142	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust, Ser 2020-3, Cl A2
0.460%, 09/15/2023	$1,465	$1,466
Santander Drive Auto Receivables Trust, Ser 2020-3, Cl A3
0.520%, 07/15/2024	684	685
Santander Revolving Auto Loan Trust, Ser 2019-A, Cl A
2.510%, 01/26/2032 (C)	2,103	2,228
Tesla Auto Lease Trust, Ser 2020-A, Cl A2
0.550%, 05/22/2023 (C)	1,600	1,602
Tidewater Auto Receivables Trust, Ser 2020- AA, Cl A2
1.390%, 08/15/2024 (C)	580	584
Toyota Auto Receivables Owner Trust, Ser 2019-C, Cl A3
1.910%, 09/15/2023	695	708
Toyota Auto Receivables Owner Trust, Ser 2019-D, Cl A2
1.920%, 07/15/2022	161	162
Toyota Auto Receivables Owner Trust, Ser 2020-A, Cl A2
1.670%, 11/15/2022	173	174
Volkswagen Auto Loan Enhanced Trust, Ser 2020-1, Cl A3
0.980%, 11/20/2024	787	797
Wheels SPV 2, Ser 2020-1A, Cl A2
0.510%, 08/20/2029 (C)	1,340	1,340

		55,218

Credit Cards — 0.3%

Capital One Multi-Asset Execution Trust, Ser 2016-A2, Cl A2
0.782%, VAR ICE LIBOR USD 1 Month+0.630%, 02/15/2024	1,463	1,467
Capital One Multi-Asset Execution Trust, Ser 2016-A7, Cl A7
0.662%, VAR ICE LIBOR USD 1 Month+0.510%, 09/16/2024	1,127	1,132
Capital One Multi-Asset Execution Trust, Ser 2017-A5, Cl A5
0.732%, VAR ICE LIBOR USD 1 Month+0.580%, 07/15/2027	485	488
Capital One Multi-Asset Execution Trust, Ser 2019-A1, Cl A1
2.840%, 12/15/2024	2,135	2,210
Citibank Credit Card Issuance Trust, Ser 2017-A5, Cl A5
0.776%, VAR ICE LIBOR USD 1 Month+0.620%, 04/22/2026	1,510	1,520

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Citibank Credit Card Issuance Trust, Ser 2017-A6, Cl A6
0.921%, VAR ICE LIBOR USD 1 Month+0.770%, 05/14/2029	$3,045	$3,039
Discover Card Execution Note Trust, Ser 2017-A5, Cl A5
0.752%, VAR ICE LIBOR USD 1 Month+0.600%, 12/15/2026	1,310	1,319
Discover Card Execution Note Trust, Ser 2018-A2, Cl A2
0.482%, VAR ICE LIBOR USD 1 Month+0.330%, 08/15/2025	2,405	2,409
Discover Card Execution Note Trust, Ser 2019-A1, Cl A1
3.040%, 07/15/2024	515	533

		14,117

Mortgage Related Securities — 0.3%

Aegis Asset-Backed Securities Trust, Ser 2003-3, Cl M1
1.198%, VAR ICE LIBOR USD 1 Month+1.050%, 01/25/2034	505	486
Aegis Asset-Backed Securities Trust, Ser 2005-5, Cl 2A
0.398%, VAR ICE LIBOR USD 1 Month+0.250%, 12/25/2035	394	393
Bear Stearns Asset-Backed Securities I Trust, Ser 2004-HE10, Cl M1
1.123%, VAR ICE LIBOR USD 1 Month+0.975%, 12/25/2034	352	344
Bear Stearns Asset-Backed Securities I Trust, Ser 2004-HE6, Cl M1
1.003%, VAR ICE LIBOR USD 1 Month+0.855%, 08/25/2034	2,599	2,491
Centex Home Equity, Ser 2006-A, Cl AV4
0.398%, VAR ICE LIBOR USD 1 Month+0.250%, 06/25/2036	382	382
Citifinancial Mortgage Securities, Ser 2004- 1, Cl AF4
5.070%, 04/25/2034	231	240
Citigroup Mortgage Loan Trust, Ser 2006- HE2, Cl A2D
0.388%, VAR ICE LIBOR USD 1 Month+0.240%, 08/25/2036	373	373
Citigroup Mortgage Loan Trust, Ser 2006- HE2, Cl M1
0.438%, VAR ICE LIBOR USD 1 Month+0.290%, 08/25/2036	4,960	4,893
Master Asset-Backed Securities Trust, Ser 2007-HE1, Cl A4
0.428%, VAR ICE LIBOR USD 1 Month+0.280%, 05/25/2037	5,500	4,180

SEI Institutional Managed Trust / Annual Report / September 30, 2020	143

SCHEDULE OF INVESTMENTS

September 30, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Morgan Stanley ABS Capital I Trust, Ser 2005-HE1, Cl M1
0.823%, VAR ICE LIBOR USD 1 Month+0.675%, 12/25/2034	$417	$402
New Century Home Equity Loan Trust, Ser 2003-A, Cl A
0.868%, VAR ICE LIBOR USD 1 Month+0.720%, 10/25/2033 (C)	104	100
Option One Mortgage Loan Trust, Ser 2005- 4, Cl M1
0.808%, VAR ICE LIBOR USD 1 Month+0.660%, 11/25/2035	254	254
Option One Mortgage Loan Trust, Ser 2006- 1, Cl 1A1
0.368%, VAR ICE LIBOR USD 1 Month+0.220%, 01/25/2036	1,033	1,024
Structured Asset Securities Mortgage Pass- Through Certificates, Ser 2002-AL1, Cl A2
3.450%, 02/25/2032	14	13

		15,575

Other Asset-Backed Securities — 5.4%

Academic Loan Funding Trust, Ser 2012-1A, Cl A2
1.248%, VAR ICE LIBOR USD 1 Month+1.100%, 12/27/2044 (C)	1,477	1,468
American Tower Trust, Ser 2013-13, Cl 2A
3.070%, 03/15/2048 (C)	340	347
Antares CLO, Ser 2020-1A, Cl A1
1.493%, VAR ICE LIBOR USD 3 Month+1.900%, 10/23/2031 (C)	1,400	1,400
Apidos CLO XXI, Ser 2018-21A, Cl A1R
1.202%, VAR ICE LIBOR USD 3 Month+0.930%, 07/18/2027 (C)	620	615
Applebee’s Funding, Ser 2019-1A, Cl A2I
4.194%, 06/07/2049 (C)	1,870	1,733
Babson CLO, Ser 2017-IA, Cl AR
1.072%, VAR ICE LIBOR USD 3 Month+0.800%, 01/20/2028 (C)	1,101	1,091
Barings BDC Static CLO, Ser 2019-1A, Cl A1
1.295%, VAR ICE LIBOR USD 3 Month+1.020%, 04/15/2027 (C)	380	380
BMW Floorplan Master Owner Trust, Ser 2018-1, Cl A1
3.150%, 05/15/2023 (C)	250	254
Brazos Higher Education Authority, Ser 2010- 1, Cl A2
1.450%, VAR ICE LIBOR USD 3 Month+1.200%, 02/25/2035	3,050	3,065

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Brazos Higher Education Authority, Ser 2011- 2, Cl A3
1.245%, VAR ICE LIBOR USD 3 Month+1.000%, 10/27/2036	$2,150	$2,139
Chase Funding Mortgage Loan Asset-Backed Certificates, Ser 2003-6, Cl 1A5
4.996%, 11/25/2034	41	43
CIT Education Loan Trust, Ser 2007-1, Cl A
0.315%, VAR ICE LIBOR USD 3 Month+0.090%, 03/25/2042 (C)	1,138	1,071
Citicorp Residential Mortgage Trust, Ser 2007-1, Cl A5
5.204%, 03/25/2037	1,914	1,976
Citicorp Residential Mortgage Trust, Ser 2007-1, Cl M1
5.204%, 03/25/2037	1,430	1,526
CNH Equipment Trust, Ser 2020-A, Cl A3
1.160%, 06/16/2025	300	304
College Avenue Student Loans, Ser 2017-A, Cl A1
1.798%, VAR ICE LIBOR USD 1 Month+1.650%, 11/26/2046 (C)	628	630
College Avenue Student Loans, Ser 2018-A, Cl A2
4.130%, 12/26/2047 (C)	362	382
College Avenue Student Loans, Ser 2019-A, Cl A2
3.280%, 12/28/2048 (C)	1,544	1,598
Community Funding CLO, Ser 2015-1A, Cl A
5.750%, 11/01/2027 (C)	1,487	1,581
Countrywide Asset-Backed Certificates, Ser 2004-5, Cl 1A
0.648%, VAR ICE LIBOR USD 1 Month+0.500%, 10/25/2034	400	390
Countrywide Asset-Backed Certificates, Ser 2004-6, Cl 1A1
0.688%, VAR ICE LIBOR USD 1 Month+0.540%, 12/25/2034	285	273
Countrywide Asset-Backed Certificates, Ser 2007-13, Cl 2A2
0.948%, VAR ICE LIBOR USD 1 Month+0.800%, 10/25/2047	1,733	1,701
Countrywide Home Equity Loan Trust, Ser 2006-F, Cl 2A1A
0.292%, VAR ICE LIBOR USD 1 Month+0.140%, 07/15/2036	370	338
CSEMC, Ser 2020-1, Cl A
7.252%, 08/09/2024	1,317	1,277
CSMC Trust, Ser 2017-RPL1, Cl M2
3.063%, 07/25/2057 (B)(C)	1,760	1,425

144	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
CWABS Revolving Home Equity Loan Trust, Ser 2004-K, Cl 2A
0.452%, VAR ICE LIBOR USD 1 Month+0.300%, 02/15/2034	$32	$32
Dividend Solar Loans, Ser 2019-1, Cl A
3.670%, 08/22/2039 (C)	1,745	1,791
Dryden XXVI Senior Loan Fund, Ser 2018- 26A, Cl AR
1.175%, VAR ICE LIBOR USD 3 Month+0.900%, 04/15/2029 (C)	1,150	1,138
Educational Funding of the South, Ser 2011- 1, Cl A2
0.895%, VAR ICE LIBOR USD 3 Month+0.650%, 04/25/2035	725	720
Elmwood CLO II, Ser 2019-2A, Cl A
1.722%, VAR ICE LIBOR USD 3 Month+1.450%, 04/20/2031 (C)	1,560	1,558
First Franklin Mortgage Loan Asset-Backed Certificates, Ser 2004-FF5, Cl A3C
1.148%, VAR ICE LIBOR USD 1 Month+1.000%, 08/25/2034	382	385
First Franklin Mortgage Loan Asset-Backed Certificates, Ser 2005-FF8, Cl M1
0.883%, VAR ICE LIBOR USD 1 Month+0.735%, 09/25/2035	261	263
FNMA Grantor Trust, Ser 2017-T1, Cl A
2.898%, 06/25/2027	199	220
Ford Credit Floorplan Master Owner Trust A, Ser 2018-4, Cl A
4.060%, 11/15/2030	1,860	2,121
Ford Credit Floorplan Master Owner Trust A, Ser 2020-1, Cl A1
0.700%, 09/15/2025	3,749	3,759
Ford Credit Floorplan Master Owner Trust A, Ser 2020-2, Cl A
1.060%, 09/15/2027	3,543	3,550
Galaxy XXIX CLO, Ser 2018-29A, Cl A
1.070%, VAR ICE LIBOR USD 3 Month+0.790%, 11/15/2026 (C)	1,918	1,903
Global SC Finance, Ser 2014-1A, Cl A2
3.090%, 07/17/2029 (C)	648	657
GoldenTree Loan Opportunities IX, Ser 2018- 9A, Cl AR2
1.380%, VAR ICE LIBOR USD 3 Month+1.110%, 10/29/2029 (C)	3,000	2,992
GSAMP Trust, Ser 2003-SEA, Cl A1
0.548%, VAR ICE LIBOR USD 1 Month+0.400%, 02/25/2033	620	613
GSAMP Trust, Ser 2006-HE3, Cl A2D
0.398%, VAR ICE LIBOR USD 1 Month+0.250%, 05/25/2046	3,300	3,072

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
GSAMP Trust, Ser 2006-NC1, Cl A3
0.438%, VAR ICE LIBOR USD 1 Month+0.290%, 02/25/2036	$1,260	$1,251
Higher Education Funding, Ser 2014-1, Cl A
1.300%, VAR ICE LIBOR USD 3 Month+1.050%, 05/25/2034 (C)	1,573	1,570
Hilton Grand Vacations Trust, Ser 2020-AA, Cl A
2.740%, 02/25/2039 (C)	856	885
Home Partners of America Trust, Ser 2019-2, Cl A
2.703%, 10/19/2039 (C)	1,736	1,831
HPEFS Equipment Trust, Ser 2020-2A, Cl A2
0.650%, 07/22/2030 (C)	2,650	2,652
HSI Asset Securitization Trust, Ser 2006- OPT3, Cl 3A3
0.328%, VAR ICE LIBOR USD 1 Month+0.180%, 02/25/2036	143	142
HSI Asset Securitization Trust, Ser 2006- OPT4, Cl 1A1
0.318%, VAR ICE LIBOR USD 1 Month+0.170%, 03/25/2036	437	437
JFIN CLO, Ser 2017-2A, Cl A1AR
1.442%, VAR ICE LIBOR USD 3 Month+1.170%, 07/20/2026 (C)	122	121
JGWPT XXX, Ser 2013-3A, Cl A
4.080%, 01/17/2073 (C)	869	994
JGWPT XXXII, Ser 2014-2A, Cl A
3.610%, 01/17/2073 (C)	1,200	1,336
John Deere Owner Trust, Ser 2020-B, Cl A2
0.410%, 03/15/2023	3,250	3,253
Laurel Road Prime Student Loan Trust, Ser 2020-A, Cl A1FX
0.720%, 11/25/2050 (C)	445	445
LCM XIII, Ser 2019-13A, Cl ARR
1.412%, VAR ICE LIBOR USD 3 Month+1.140%, 07/19/2027 (C)	1,400	1,393
LCM XXI, Ser 2018-21A, Cl AR
1.152%, VAR ICE LIBOR USD 3 Month+0.880%, 04/20/2028 (C)	1,290	1,279
Magnetite VII, Ser 2018-7A, Cl A1R2
1.075%, VAR ICE LIBOR USD 3 Month+0.800%, 01/15/2028 (C)	1,000	990
Magnetite XXVIII, Ser 2020-28A, Cl A
1.657%, VAR ICE LIBOR USD 3 Month+1.270%, 10/25/2031 (C)	1,800	1,800
Mercedes-Benz Master Owner Trust, Ser 2019-AA, Cl A
0.502%, VAR ICE LIBOR USD 1 Month+0.350%, 05/15/2023 (C)	250	250
Mid-State Trust, Ser 2003-11, Cl A1
4.864%, 07/15/2038	1,845	1,974

SEI Institutional Managed Trust / Annual Report / September 30, 2020	145

SCHEDULE OF INVESTMENTS

September 30, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Mill City Mortgage Trust, Ser 2015-2, Cl A2
3.000%, 09/25/2057 (B)(C)	$834	$844
MMAF Equipment Finance, Ser 2020-BA, Cl A2
0.380%, 08/14/2023 (C)	660	660
MMAF Equipment Finance, Ser 2020-BA, Cl A3
0.490%, 08/14/2025 (C)	1,245	1,243
Morgan Stanley Resecuritization Trust, Ser 2015-R7, Cl 1BXA
8.015%, 02/26/2029 (B)(C)	930	927
MVW, Ser 2019-2A, Cl A
2.220%, 10/20/2038 (C)	875	893
MVW, Ser 2020-1A, Cl A
1.740%, 10/20/2037 (C)	978	988
Navient Private Education Loan Trust, Ser 2016-AA, Cl A2B
2.302%, VAR ICE LIBOR USD 1 Month+2.150%, 12/15/2045 (C)	449	457
Navient Private Education Loan Trust, Ser 2018-BA, Cl A2A
3.610%, 12/15/2059 (C)	388	403
Navient Private Education Refi Loan Trust, Ser 2018-A, Cl A2
3.190%, 02/18/2042 (C)	383	392
Navient Private Education Refi Loan Trust, Ser 2018-CA, Cl A2
3.520%, 06/16/2042 (C)	234	241
Navient Private Education Refi Loan Trust, Ser 2018-DA, Cl A2A
4.000%, 12/15/2059 (C)	1,802	1,890
Navient Private Education Refi Loan Trust, Ser 2019-A, Cl A2A
3.420%, 01/15/2043 (C)	2,031	2,127
Navient Private Education Refi Loan Trust, Ser 2019-CA, Cl A2
3.130%, 02/15/2068 (C)	1,149	1,187
Navient Private Education Refi Loan Trust, Ser 2019-D, Cl A2A
3.010%, 12/15/2059 (C)	1,761	1,845
Navient Private Education Refi Loan Trust, Ser 2019-D, Cl A2B
1.202%, VAR ICE LIBOR USD 1 Month+1.050%, 12/15/2059 (C)	782	784
Navient Private Education Refi Loan Trust, Ser 2019-FA, Cl A2
2.600%, 08/15/2068 (C)	4,709	4,874
Navient Private Education Refi Loan Trust, Ser 2019-GA, Cl A
2.400%, 10/15/2068 (C)	1,528	1,564
Navient Private Education Refi Loan Trust, Ser 2020-A, Cl A2A
2.460%, 11/15/2068 (C)	1,271	1,328

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Navient Private Education Refi Loan Trust, Ser 2020-A, Cl A2B
1.052%, VAR ICE LIBOR USD 1 Month+0.900%, 11/15/2068 (C)	$836	$832
Navient Private Education Refi Loan Trust, Ser 2020-BA, Cl A1
1.800%, 01/15/2069 (C)	529	531
Navient Private Education Refi Loan Trust, Ser 2020-BA, Cl A2
2.120%, 01/15/2069 (C)	748	768
Navient Private Education Refi Loan Trust, Ser 2020-DA, Cl A
1.690%, 05/15/2069 (C)	1,285	1,301
Navient Private Education Refi Loan Trust, Ser 2020-FA, Cl A
1.220%, 07/15/2069 (C)	742	744
Navient Private Education Refi Loan Trust, Ser 2020-GA, Cl A
1.170%, 09/16/2069 (C)	3,560	3,566
Navient Student Loan Trust, Ser 2014-1, Cl A3
0.658%, VAR ICE LIBOR USD 1 Month+0.510%, 06/25/2031	2,953	2,858
Navient Student Loan Trust, Ser 2014-3, Cl A
0.768%, VAR ICE LIBOR USD 1 Month+0.620%, 03/25/2083	2,442	2,359
Navient Student Loan Trust, Ser 2014-4, Cl A
0.768%, VAR ICE LIBOR USD 1 Month+0.620%, 03/25/2083	1,665	1,604
Navient Student Loan Trust, Ser 2016-2A, Cl A3
1.648%, VAR ICE LIBOR USD 1 Month+1.500%, 06/25/2065 (C)	1,270	1,282
Navient Student Loan Trust, Ser 2016-3A, Cl A2
0.998%, VAR ICE LIBOR USD 1 Month+0.850%, 06/25/2065 (C)	53	53
Navient Student Loan Trust, Ser 2017-1A, Cl A3
1.298%, VAR ICE LIBOR USD 1 Month+1.150%, 07/26/2066 (C)	1,000	1,000
Navient Student Loan Trust, Ser 2017-3A, Cl A3
1.198%, VAR ICE LIBOR USD 1 Month+1.050%, 07/26/2066 (C)	2,900	2,901
Navient Student Loan Trust, Ser 2018-EA, Cl A2
4.000%, 12/15/2059 (C)	837	870
Navient Student Loan Trust, Ser 2019-BA, Cl A2A
3.390%, 12/15/2059 (C)	1,416	1,463
Nelnet Student Loan Trust, Ser 2004-3, Cl A5
0.425%, VAR ICE LIBOR USD 3 Month+0.180%, 10/27/2036	636	623

146	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust, Ser 2004-4, Cl A5
0.405%, VAR ICE LIBOR USD 3 Month+0.160%, 01/25/2037	$1,112	$1,090
Nelnet Student Loan Trust, Ser 2005-1, Cl A5
0.355%, VAR ICE LIBOR USD 3 Month+0.110%, 10/25/2033	3,830	3,697
Nelnet Student Loan Trust, Ser 2005-2, Cl A5
0.325%, VAR ICE LIBOR USD 3 Month+0.100%, 03/23/2037	3,141	3,033
Nelnet Student Loan Trust, Ser 2005-3, Cl A5
0.345%, VAR ICE LIBOR USD 3 Month+0.120%, 12/24/2035	3,081	3,018
Nelnet Student Loan Trust, Ser 2005-4, Cl A4
0.405%, VAR ICE LIBOR USD 3 Month+0.180%, 03/22/2032	482	453
Nelnet Student Loan Trust, Ser 2007-2A, Cl A3L
0.575%, VAR ICE LIBOR USD 3 Month+0.350%, 03/25/2026 (C)	49	48
Nelnet Student Loan Trust, Ser 2014-1A, Cl A
0.718%, VAR ICE LIBOR USD 1 Month+0.570%, 09/25/2041 (C)	381	372
Nelnet Student Loan Trust, Ser 2014-2A, Cl A3
0.998%, VAR ICE LIBOR USD 1 Month+0.850%, 07/27/2037 (C)	950	925
Nelnet Student Loan Trust, Ser 2014-4A, Cl A2
1.125%, VAR ICE LIBOR USD 1 Month+0.950%, 11/25/2048 (C)	2,155	2,108
Ocean Trails CLO IV, Ser 2017-4A, Cl AR
1.154%, VAR ICE LIBOR USD 3 Month+0.900%, 08/13/2025 (C)	15	15
Octagon Investment Partners 25, Ser 2018- 1A, Cl AR
1.072%, VAR ICE LIBOR USD 3 Month+0.800%, 10/20/2026 (C)	647	643
Orange Lake Timeshare Trust, Ser 2019-A, Cl A
3.060%, 04/09/2038 (C)	915	941
Origen Manufactured Housing, Ser 2006-A, Cl A2
2.408%, 10/15/2037 (B)	1,073	1,023
Parliament Funding II ltd, Ser 2020-1A, Cl A
2.764%, VAR ICE LIBOR USD 3 Month+2.450%, 08/12/2030 (C)	825	824
PFCA Home Equity Investment Trust, Ser 2004-GP2, Cl A
3.554%, 08/25/2035 (B)(C)	1,248	1,261
RAMP Trust, Ser 2006-RZ3, Cl M1
0.498%, VAR ICE LIBOR USD 1 Month+0.350%, 08/25/2036	6,530	6,311
Rockford Tower CLO, Ser 2019-2A, Cl A
1.583%, VAR ICE LIBOR USD 3 Month+1.330%, 08/20/2032 (C)	3,150	3,143

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SBA Small Business Investment, Ser 2018- 10B, Cl 1
3.548%, 09/10/2028	$1,271	$1,363
SBA Small Business Investment, Ser 2019- 10A, Cl 1
3.113%, 03/10/2029	738	788
SLC Student Loan Trust, Ser 2008-1, Cl A4A
1.850%, VAR ICE LIBOR USD 3 Month+1.600%, 12/15/2032	541	548
SLM Private Credit Student Loan Trust, Ser 2004-B, Cl A3
0.580%, VAR ICE LIBOR USD 3 Month+0.330%, 03/15/2024	559	553
SLM Private Credit Student Loan Trust, Ser 2005-A, Cl A4
0.560%, VAR ICE LIBOR USD 3 Month+0.310%, 12/15/2038	1,537	1,470
SLM Student Loan Trust, Ser 2003-1, Cl A5C
1.000%, VAR ICE LIBOR USD 3 Month+0.750%, 12/15/2032 (C)	707	656
SLM Student Loan Trust, Ser 2003-7A, Cl A5A
1.450%, VAR ICE LIBOR USD 3 Month+1.200%, 12/15/2033 (C)	2,303	2,237
SLM Student Loan Trust, Ser 2005-4, Cl A4
0.415%, VAR ICE LIBOR USD 3 Month+0.170%, 07/25/2040	3,000	2,810
SLM Student Loan Trust, Ser 2006-10, Cl A6
0.395%, VAR ICE LIBOR USD 3 Month+0.150%, 03/25/2044	1,217	1,152
SLM Student Loan Trust, Ser 2006-8, Cl A6
0.405%, VAR ICE LIBOR USD 3 Month+0.160%, 01/25/2041	2,440	2,291
SLM Student Loan Trust, Ser 2007-2, Cl A4
0.305%, VAR ICE LIBOR USD 3 Month+0.060%, 07/25/2022	1,685	1,639
SLM Student Loan Trust, Ser 2007-7, Cl B
0.995%, VAR ICE LIBOR USD 3 Month+0.750%, 10/27/2070	1,050	837
SLM Student Loan Trust, Ser 2008-2, Cl A3
0.995%, VAR ICE LIBOR USD 3 Month+0.750%, 04/25/2023	844	795
SLM Student Loan Trust, Ser 2008-2, Cl B
1.445%, VAR ICE LIBOR USD 3 Month+1.200%, 01/25/2083	685	547
SLM Student Loan Trust, Ser 2008-3, Cl B
1.445%, VAR ICE LIBOR USD 3 Month+1.200%, 04/26/2083	685	560
SLM Student Loan Trust, Ser 2008-4, Cl A4
1.895%, VAR ICE LIBOR USD 3 Month+1.650%, 07/25/2022	667	656
SLM Student Loan Trust, Ser 2008-4, Cl B
2.095%, VAR ICE LIBOR USD 3 Month+1.850%, 04/25/2073	685	594

SEI Institutional Managed Trust / Annual Report / September 30, 2020	147

SCHEDULE OF INVESTMENTS

September 30, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2008-5, Cl A4
1.945%, VAR ICE LIBOR USD 3 Month+1.700%, 07/25/2023	$116	$114
SLM Student Loan Trust, Ser 2008-5, Cl B
2.095%, VAR ICE LIBOR USD 3 Month+1.850%, 07/25/2073	685	625
SLM Student Loan Trust, Ser 2008-6, Cl A4
1.345%, VAR ICE LIBOR USD 3 Month+1.100%, 07/25/2023	3,338	3,219
SLM Student Loan Trust, Ser 2008-6, Cl B
2.095%, VAR ICE LIBOR USD 3 Month+1.850%, 07/26/2083	685	580
SLM Student Loan Trust, Ser 2008-7, Cl B
2.095%, VAR ICE LIBOR USD 3 Month+1.850%, 07/26/2083	685	606
SLM Student Loan Trust, Ser 2008-8, Cl B
2.495%, VAR ICE LIBOR USD 3 Month+2.250%, 10/25/2075	685	666
SLM Student Loan Trust, Ser 2008-9, Cl A
1.745%, VAR ICE LIBOR USD 3 Month+1.500%, 04/25/2023	1,437	1,410
SLM Student Loan Trust, Ser 2008-9, Cl B
2.495%, VAR ICE LIBOR USD 3 Month+2.250%, 10/25/2083	685	656
SLM Student Loan Trust, Ser 2009-3, Cl A
0.898%, VAR ICE LIBOR USD 1 Month+0.750%, 01/25/2045 (C)	583	570
SLM Student Loan Trust, Ser 2010-1, Cl A
0.548%, VAR ICE LIBOR USD 1 Month+0.400%, 03/25/2025	376	359
SLM Student Loan Trust, Ser 2012-1, Cl A3
1.098%, VAR ICE LIBOR USD 1 Month+0.950%, 09/25/2028	1,891	1,810
SLM Student Loan Trust, Ser 2012-2, Cl A
0.848%, VAR ICE LIBOR USD 1 Month+0.700%, 01/25/2029	1,621	1,526
SLM Student Loan Trust, Ser 2012-6, Cl A3
0.898%, VAR ICE LIBOR USD 1 Month+0.750%, 05/26/2026	353	340
SMB Private Education Loan Trust, Ser 2016- A, Cl A2A
2.700%, 05/15/2031 (C)	1,069	1,095
SMB Private Education Loan Trust, Ser 2016- B, Cl A2A
2.430%, 02/17/2032 (C)	526	539
SMB Private Education Loan Trust, Ser 2016- B, Cl A2B
1.602%, VAR ICE LIBOR USD 1 Month+1.450%, 02/17/2032 (C)	1,690	1,697
SMB Private Education Loan Trust, Ser 2016- C, Cl A2B
1.252%, VAR ICE LIBOR USD 1 Month+1.100%, 09/15/2034 (C)	549	547

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SMB Private Education Loan Trust, Ser 2017- A, Cl A2B
1.052%, VAR ICE LIBOR USD 1 Month+0.900%, 09/15/2034 (C)	$1,037	$1,035
SMB Private Education Loan Trust, Ser 2018- C, Cl A2A
3.630%, 11/15/2035 (C)	628	664
SMB Private Education Loan Trust, Ser 2019- A, Cl A2A
3.440%, 07/15/2036 (C)	2,809	2,959
SMB Private Education Loan Trust, Ser 2020- BA, Cl A1A
1.290%, 07/15/2053 (C)	2,047	2,048
SMB Private Education Loan Trust, Ser 2020- PTA, Cl A2A
1.600%, 09/15/2054 (C)	3,351	3,372
SoFi Consumer Loan Program Trust, Ser 2017-4, Cl A
2.500%, 05/26/2026 (C)	542	546
SoFi Consumer Loan Program Trust, Ser 2018-2, Cl A2
3.350%, 04/26/2027 (C)	128	129
SoFi Consumer Loan Program Trust, Ser 2019-4, Cl A
2.450%, 08/25/2028 (C)	1,099	1,112
SoFi Consumer Loan Program, Ser 2017-6, Cl A2
2.820%, 11/25/2026 (C)	416	419
SoFi Professional Loan Program Trust, Ser 2020-C, Cl AFX
1.950%, 02/15/2046 (C)	1,545	1,580
SoFi Professional Loan Program, Ser 2016-D, Cl A1
1.098%, VAR ICE LIBOR USD 1 Month+0.950%, 01/25/2039 (C)	59	59
SoFi Professional Loan Program, Ser 2016-E, Cl A1
0.998%, VAR ICE LIBOR USD 1 Month+0.850%, 07/25/2039 (C)	108	108
SoFi Professional Loan Program, Ser 2017-A, Cl A1
0.848%, VAR ICE LIBOR USD 1 Month+0.700%, 03/26/2040 (C)	125	125
SoFi Professional Loan Program, Ser 2017-E, Cl A1
0.648%, VAR ICE LIBOR USD 1 Month+0.500%, 11/26/2040 (C)	74	73
SoFi Professional Loan Program, Ser 2018-A, Cl A2B
2.950%, 02/25/2042 (C)	526	543
SoFi Professional Loan Program, Ser 2020-A, Cl A2FX
2.540%, 05/15/2046 (C)	1,791	1,860

148	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
South Carolina Student Loan, Ser 2015-A, Cl A
1.648%, VAR ICE LIBOR USD 1 Month+1.500%, 01/25/2036	$1,058	$1,058
Stack Infrastructure Issuer, Ser 2020-1A, Cl A2
1.893%, 08/25/2045 (C)	1,355	1,364
Structured Asset Investment Loan Trust, Ser 2004-8, Cl A2
0.698%, VAR ICE LIBOR USD 1 Month+0.550%, 09/25/2034	477	453
Structured Asset Investment Loan Trust, Ser 2005-HE1, Cl M1
0.618%, VAR ICE LIBOR USD 1 Month+0.470%, 07/25/2035	184	185
Structured Asset Securities Mortgage Loan Trust, Ser 2007-WF1, Cl A1
0.358%, VAR ICE LIBOR USD 1 Month+0.210%, 02/25/2037	4,418	4,133
Symphony CLO XIX, Ser 2018-19A, Cl A
1.231%, VAR ICE LIBOR USD 3 Month+0.960%, 04/16/2031 (C)	1,700	1,687
TCI-Flatiron CLO, Ser 2019-1A, Cl AR
1.493%, VAR ICE LIBOR USD 3 Month+1.220%, 07/17/2028 (C)	1,500	1,494
Towd Point Mortgage Trust, Ser 2015-5, Cl A1B
2.750%, 05/25/2055 (B)(C)	160	162
Towd Point Mortgage Trust, Ser 2017-4, Cl A1
2.750%, 06/25/2057 (B)(C)	1,497	1,552
Towd Point Mortgage Trust, Ser 2017-5, Cl A1
0.748%, VAR ICE LIBOR USD 1 Month+0.600%, 02/25/2057 (C)	992	990
Towd Point Mortgage Trust, Ser 2019-4, Cl A1
2.900%, 10/25/2059 (B)(C)	1,422	1,506
Towd Point Mortgage Trust, Ser 2019-MH1, Cl A1
3.000%, 11/25/2058 (B)(C)	716	734
Towd Point Mortgage Trust, Ser 2020-3, Cl A1
3.088%, 02/25/2063 (B)(C)	2,070	2,189
Triton Container Finance VIII, Ser 2020-1A, Cl A
2.110%, 09/20/2045 (C)	795	799
United States Small Business Administration, Ser 2019-20D, Cl 1
2.980%, 04/01/2039	410	436
United States Small Business Administration, Ser 2019-25G, Cl 1
2.690%, 07/01/2044	386	422
Verizon Owner Trust, Ser 2017-3A, Cl A1A
2.060%, 04/20/2022 (C)	282	283
Verizon Owner Trust, Ser 2019-C, Cl A1A
1.940%, 04/22/2024	1,889	1,933

Description	Face Amount (Thousands)		Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Verizon Owner Trust, Ser 2020-A, Cl A1A
1.850%, 07/22/2024		$1,749	$1,794
Wells Fargo Home Equity Asset-Backed Securities Trust, Ser 2006-2, Cl M2
0.438%, VAR ICE LIBOR USD 1 Month+0.290%, 07/25/2036		6,442	6,123
Zais CLO, Ser 2020-16A, Cl A2
2.590%, VAR ICE LIBOR USD 3 Month+2.300%, 10/20/2031 (C)		1,525	1,523

			231,998

Total Asset-Backed Securities (Cost $313,215) ($ Thousands)			316,908

SOVEREIGN DEBT — 2.6%

Abu Dhabi Government International Bond
3.875%, 04/16/2050 (C)		1,860	2,269
3.125%, 09/30/2049 (C)		1,660	1,776
2.500%, 10/11/2022 (C)		1,010	1,045
2.500%, 04/16/2025 (C)		1,859	1,973
Argentine Bonos del Tesoro
18.200%, 10/03/2021	ARS	14,180	77
Argentine Republic Government International Bond
1.000%, 07/09/2029		$203	92
0.125%, 0.500%, 07/09/2021, 07/09/2030 (F)		1,216	511
0.125%, 1.125%, 07/09/2021, 07/09/2035 (F)		2,557	961
0.125%, 2.500%, 07/09/2021, 07/09/2041 (F)		1,460	580
Bermuda Government International Bond
3.375%, 08/20/2050 (C)		379	389
Brazil Notas do Tesouro Nacional, Ser F
10.000%, 01/01/2021	BRL	23,399	4,230
10.000%, 01/01/2023		3,994	787
10.000%, 01/01/2027		571	115
Brazilian Government International Bond
5.625%, 01/07/2041		$1,120	1,213
5.000%, 01/27/2045		3,400	3,425
4.625%, 01/13/2028		2,460	2,667
2.625%, 01/05/2023		200	206
China Government Bond
3.390%, 05/21/2025	CNY	2,000	302
3.310%, 11/30/2025		11,500	1,738
Colombia Government International Bond
5.625%, 02/26/2044		$460	572
5.000%, 06/15/2045		830	967
3.125%, 04/15/2031		214	220
Egypt Government International Bond
5.577%, 02/21/2023 (C)		410	421

SEI Institutional Managed Trust / Annual Report / September 30, 2020	149

SCHEDULE OF INVESTMENTS

September 30, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Export-Import Bank of India
3.375%, 08/05/2026 (C)		$350	$369
Indonesia Government International Bond
5.875%, 01/15/2024 (C)		840	966
5.250%, 01/08/2047 (C)		400	518
5.125%, 01/15/2045 (C)		400	502
4.450%, 04/15/2070		574	680
4.350%, 01/11/2048		460	530
3.850%, 07/18/2027 (C)		800	899
3.750%, 04/25/2022 (C)		740	770
3.700%, 10/30/2049		1,220	1,306
3.500%, 01/11/2028		400	437
Israel Government International Bond
4.500%, 04/03/2120		340	466
3.875%, 07/03/2050		260	312
2.750%, 07/03/2030		2,150	2,372
Italy Buoni Poliennali Del Tesoro
2.300%, 10/15/2021	EUR	12,390	14,919
Japan Bank for International Cooperation
1.750%, 10/17/2024		$950	996
Japan Finance Organization for Municipalities
4.000%, 01/13/2021 (D)		1,800	1,818
Kenya Government International Bond
7.250%, 02/28/2028 (C)		200	197
6.875%, 06/24/2024		200	203
Kreditanstalt fuer Wiederaufbau MTN
1.000%, 10/12/2021	NOK	5,940	639
Kuwait International Government Bond
3.500%, 03/20/2027 (C)		$930	1,046
Mexico Government International Bond
6.050%, 01/11/2040		1,210	1,514
5.000%, 04/27/2051		449	503
4.750%, 03/08/2044		9,622	10,493
4.600%, 02/10/2048		337	359
4.500%, 04/22/2029		1,445	1,621
3.900%, 04/27/2025		836	914
3.750%, 01/11/2028		390	420
3.600%, 01/30/2025		3,300	3,553
3.250%, 04/16/2030		837	857
Nigeria Government International Bond
7.143%, 02/23/2030 (C)		240	228
6.500%, 11/28/2027 (C)		220	209
Panama Government International Bond
4.500%, 04/01/2056		540	676
3.870%, 07/23/2060		541	619
2.252%, 09/29/2032		756	762
Paraguay Government International Bond
5.400%, 03/30/2050 (C)		664	805
4.950%, 04/28/2031 (C)		575	662
Peruvian Government International Bond
5.625%, 11/18/2050		600	956

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
2.783%, 01/23/2031		$850	$918
2.392%, 01/23/2026		529	555
Province of Quebec Canada
2.625%, 02/13/2023		620	653
Provincia de Buenos Aires
9.125%, 03/16/2024 (C)(G)		230	91
7.875%, 06/15/2027 (C)(G)		250	98
6.500%, 02/15/2023 (C)(G)		300	117
Qatar Government International Bond
4.817%, 03/14/2049 (C)		1,440	1,939
4.400%, 04/16/2050 (C)		1,500	1,930
4.000%, 03/14/2029 (C)		880	1,028
3.875%, 04/23/2023		430	461
3.400%, 04/16/2025 (C)		1,298	1,423
3.250%, 06/02/2026		200	220
Republic of Poland Government International Bond
5.000%, 03/23/2022		100	107
4.000%, 01/22/2024		1,227	1,366
Russian Federal Bond - OFZ
8.150%, 02/03/2027	RUB	315,940	4,595
7.700%, 03/16/2039		162,070	2,379
7.650%, 04/10/2030		63,630	907
7.250%, 05/10/2034		24,200	337
7.000%, 01/25/2023		34,160	461
7.000%, 08/16/2023		231,430	3,148
6.900%, 05/23/2029		374,900	5,085
Russian Foreign Bond - Eurobond
7.500%, 03/31/2030		$458	530
5.625%, 04/04/2042		1,800	2,405
4.875%, 09/16/2023		200	219
Saudi Government International Bond MTN
2.875%, 03/04/2023 (C)		360	376
State of Israel
3.375%, 01/15/2050		360	399

Total Sovereign Debt (Cost $111,263) ($ Thousands)			113,379

LOAN PARTICIPATIONS — 1.2%
1011778 B.C. Unlimited Liability Company (New Red Finance, Inc.) (aka Burger King/ Tim Hortons), Term B-4 Loan, 1st Lien
1.897%, VAR LIBOR+1.750%, 11/19/2026		1,462	1,399
Allied Universal Holdco LLC (f/k/a USAGM Holdco, LLC), Initial Term Loan, 1st Lien
4.397%, VAR LIBOR+4.250%, 07/10/2026		977	965

150	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Alterra Mountain Company, Initial Bluebird Term Loan, 1st Lien
2.897%, VAR LIBOR+2.750%, 07/31/2024	$570	$548
AmWINS Group, Term Loan B, 1st Lien
3.750%, VAR LIBOR+2.750%, 01/25/2024	30	30
APi Group DE, Inc., Initial Term Loan, 1st Lien
2.647%, VAR LIBOR+2.500%, 10/01/2026	556	544
Aramark Intermediate HoldCo Corp., Term Loan B, 1st Lien
1.897%, VAR LIBOR+1.750%, 03/11/2025	274	261
Aramark Services B4 Cov-LiteLien1
1.897%, 01/15/2027	134	128
Asurion, LLC (fka Asurion Corporation), Amendment No. 14 Replacement B-4 Term Loan, 1st Lien
3.147%, VAR LIBOR+3.000%, 08/04/2022	723	714
Asurion, LLC (fka Asurion Corporation), New B-7 Term Loan, 1st Lien
3.147%, VAR LIBOR+3.000%, 11/03/2024	571	560
athenahealth, Inc., Term B Loan, 1st Lien
4.750%, VAR LIBOR+4.500%, 02/11/2026	1,719	1,689
Atlantic Aviation FBO, Term Loan B, 1st Lien
3.900%, 12/06/2025	157	153
Bausch Health Companies Inc., Initial Term Loan, 1st Lien
3.151%, VAR LIBOR+3.000%, 06/02/2025	364	357
Bausch Health Companies Inc., Term Loan, 1st Lien
2.901%, 11/27/2025	420	409
Berry Global, Inc. (fka Berry Plastics Corporation), Term W Loan, 1st Lien
2.156%, VAR LIBOR+2.000%, 10/01/2022	660	654
BJ’s Wholesale Club, Term Loan B, 1st Lien
2.145%, VAR LIBOR+2.000%, 02/03/2024	180	177
Boeing Company, Term Loan, 1st Loan
1.520%, 02/07/2022 (H)	651	629
1.500%, 02/07/2022	499	481
Brightview Landscapes LLC, Initial Term Loan, 1st Lien
2.688%, 08/15/2025	156	154

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Brookfield WEC Holdings Inc., Initial Term Loan (2020), 1st Lien
3.750%, VAR LIBOR+3.000%, 08/01/2025	$9	$9
Caesars Resort Collection, LLC, Term B Loan, 1st Lien
2.897%, VAR LIBOR+2.750%, 12/23/2024	659	615
Caesars Resort Collection, LLC, Term B-1 Loan, 1st Lien
4.772%, VAR LIBOR+4.500%, 07/21/2025	207	200
4.647%, VAR LIBOR+4.500%, 07/21/2025	413	399
Change Healthcare Holdings, Inc. (fka Emdeon Inc.), Closing Date Term Loan, 1st Lien
3.500%, VAR LIBOR+2.500%, 03/01/2024	1,482	1,449
Charter Communications Operating Llc Lien1
1.900%, 04/30/2025	1,193	1,171
Citadel Securities LP, 2020 Repriced Term Loan, 1st Lien
2.897%, VAR LIBOR+2.750%, 02/27/2026	493	489
CityCenter Holdings, LLC , Term B Loan, 1st Lien
3.000%, VAR LIBOR+2.250%, 04/18/2024	65	62
Clarios Global LP, Initial Dollar Term Loan, 1st Lien
3.647%, VAR LIBOR+3.500%, 04/30/2026	673	655
CSC Holdings, LLC
2.652%, VAR LIBOR+2.500%, 04/15/2027	219	212
DCert Buyer, Inc., Initial Term Loan, 1st Lien
4.147%, VAR LIBOR+4.000%, 10/16/2026	1,164	1,148
Deerfield Dakota Holding, LLC , Initial Dollar Term Loan, 1st Lien
4.750%, VAR LIBOR+3.750%, 04/09/2027	978	970
Dell International L.L.C. (EMC Corporation), Refinancing Term B-1 Loan, 1st Lien
2.750%, 09/19/2025	837	833
Delta Air Lines, Inc., Term Loan, 1st Lien
5.750%, VAR LIBOR+4.750%, 04/29/2023 (H)	1,038	1,035
Diamond Sports Group, LLC, Term Loan, 1st Lien
3.400%, 08/24/2026	39	30

SEI Institutional Managed Trust / Annual Report / September 30, 2020	151

SCHEDULE OF INVESTMENTS

September 30, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Edelman Financial Center, LLC, The (fka Flight Debt Merger Sub Inc.), Initial Term Loan, 1st Lien
3.152%, VAR LIBOR+3.000%, 07/21/2025	$413	$398
Elanco Animal Health Incorporated, Term Loan, 1st Lien
1.905%, VAR LIBOR+1.750%, 08/01/2027	1,025	996
Entercom Media Corp., Term B-2 Loan, 1st Lien
2.645%, VAR LIBOR+2.500%, 11/18/2024	28	27
EyeCare Partners, LLC, Term Loan, 1st Lien
3.897%, VAR LIBOR+3.750%, 02/18/2027	250	235
First Eagle Holdings, Term Loan
2.720%, 02/01/2027	305	297
Flutter Entertainment plc, USD Term Loan, 1st Lien
3.720%, VAR LIBOR+3.500%, 07/10/2025	25	25
Focus Financial Partnersm LLC, Tranche B-3, Term Loan, 1st Lien
2.147%, VAR LIBOR+2.000%, 07/03/2024	603	585
Formula One Management Limited, Facility B3 (USD), 1st Lien
3.500%, VAR LIBOR+2.500%, 02/01/2024	50	49
Fortress Investment, Term Loan B (2018)
2.648%, 06/27/2025 (H)	70	70
Four Seasons Holdings Inc., Term Loan 2013, 1st Lien
2.147%, 11/30/2023 (H)	452	439
Froneri International Limited, Facility B2, 1st Lien
2.397%, VAR LIBOR+2.250%, 01/29/2027	439	421
Garda World Security Corporation, Initial Term Loan, 1st Lien
4.900%, VAR LIBOR+4.750%, 10/30/2026	268	266
Genesee & Wyoming Inc., Initial Term Loan, 1st Lien
2.220%, VAR LIBOR+2.000%, 12/30/2026	1,005	988
GFL Environmental Inc., Effective Date Incremental Term Loan, 1st Lien
4.000%, VAR LIBOR+3.000%, 05/30/2025	101	100
4.000%, VAR LIBOR+3.000%, 05/30/2025	18	18

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Global Medical Response, Inc., 2018 Term Loan Retired 10/02/2020, 1st Lien
4.250%, VAR LIBOR+3.250%, 04/28/2022	$464	$462
Global Medical Response, Inc., 2020 Refinancing Term Loan
5.750%, VAR LIBOR+4.750%, 09/24/2025 (H)	260	254
Go Daddy Operating Company LLC, Term Loan B, 1st Lien
1.897%, 02/15/2024 (B)	80	78
Golden Nugget, Inc., Initial B Term Loan, 1st Lien
3.250%, VAR LIBOR+2.750%, 10/04/2023	372	331
Grifols Worldwide Operations Limited, Dollar Tranche B Term Loan, 1st Lien
2.100%, VAR LIBOR+2.000%, 11/15/2027	1,331	1,302
HCA Inc.
1.897%, 03/13/2025	241	240
Hilton Worldwide Finance LLC, Refinanced Series B-2 Term Loan, 1st Lien
1.898%, VAR LIBOR+1.750%, 06/22/2026	1,348	1,299
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.), New Term Loan, 1st Lien
3.147%, VAR LIBOR+3.000%, 05/01/2026	441	417
Jaguar Holding Company I, LLC (fka Jaguar Holding Company I), 2018 Term Loan, 1st Lien
3.500%, VAR LIBOR+2.500%, 08/18/2022	735	731
Jane Street Group, LLC, New Dollar Term Loan, 1st Lien
3.147%, VAR LIBOR+3.000%, 01/31/2025	532	527
Level 3 Financing, Inc., Tranche B 2027 Term Loan, 1st Lien
1.897%, VAR LIBOR+1.750%, 03/01/2027	842	815
McAfee, LLC, Term B USD Loan
3.896%, VAR LIBOR+3.750%, 09/30/2024	1,314	1,302
Michaels Stores, Inc., 2018 New Replacement Term B Loan, 1st Lien
4.250%, VAR LIBOR+2.500%, 01/30/2023	426	424

152	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Michaels Stores, Inc., 2020 Refinancing Term B Loan
4.250%, VAR LIBOR+3.500%, 09/17/2027 (H)	$230	$224
Micro Focus, MA FinanceCo
2.647%, 06/21/2024 (B)	12	11
MPH Acquisition Holdings LLC, Initial Term Loan, 1st Lien
3.750%, VAR LIBOR+2.750%, 06/07/2023	1,111	1,092
Nexstar Broadcasting, Inc., Term B-4 Loan, 1st Lien
2.905%, VAR LIBOR+2.750%, 09/18/2026	1,485	1,450
Numericable U.S. LLC, Term Loan B, 1st Lien
3.840%, 01/31/2026 (B)	215	207
Option Care Health, Inc., Term B Loan, 1st Lien
4.647%, VAR LIBOR+4.500%, 08/06/2026	536	530
Party City Holdings Inc., 2018 Replacement Term Loan, 1st Lien
3.250%, VAR LIBOR+2.500%, 08/19/2022	147	119
PCI Gaming Authority, Term B Facility Loan
2.647%, 05/29/2026	465	451
Phoenix Guarantor Inc., Tranche B-1 Term Loan, 1st Lien
3.401%, VAR LIBOR+3.250%, 03/05/2026	1,312	1,275
Prime Security Services Borrower, LLC (aka Protection 1 Security Solutions) , 2019 Refinancing Term B-1 Loan, 1st Lien
4.250%, VAR LIBOR+3.250%, 09/23/2026	1,042	1,031
Realogy Group LLC (fka Realogy Corporation), Extended 2025 Term Loan, 1st Lien
3.000%, VAR LIBOR+2.250%, 02/08/2025	70	67
Regionalcare Hospital Partners Holdings, Inc., Term B Loan, 1st Lien
3.897%, VAR LIBOR+3.750%, 11/16/2025	1,304	1,265
Reynolds Consumer Products LLC, Initial Term Loan, 1st Lien
1.897%, VAR LIBOR+1.750%, 02/04/2027	1,156	1,140
Scientific Games International, Inc., Initial Term B-5 Loan, 1st Lien
3.612%, VAR LIBOR+2.750%, 08/14/2024	841	790

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
2.897%, VAR LIBOR+2.750%, 08/14/2024	$206	$193
Seattle SpinCo, Inc., Initial Term Loan, 1st Lien
2.647%, VAR LIBOR+2.500%, 06/21/2024	79	75
Sotera Health Holdings, LLC, Initial Term Loan, 1st Lien
5.500%, VAR LIBOR+4.500%, 12/11/2026	1,403	1,396
Terrier Media Buyer, Inc., Term B Loan, 1st Lien
4.397%, VAR LIBOR+4.250%, 12/17/2026	685	667
TKC Holdings, Inc. Term Loan B
4.750%, VAR LIBOR+3.750%, 02/01/2023	1,211	1,134
T-Mobile USA, Inc., Term Loan, 1st Lien
3.147%, VAR LIBOR+3.000%, 04/01/2027	838	837
Trans Union LLC, 2019 Replacement Term B-5 Loan, 1st Lien
1.897%, 11/16/2026	414	403
UFC Holdings, LLC, Term B-1 Loan, 1st Lien
4.250%, VAR LIBOR+3.250%, 04/29/2026	858	842
Univision Communications Inc., 2020 Replacement First-Lien Term Loan, 1st Lien
4.750%, VAR LIBOR+3.750%, 03/15/2026	1,062	1,031
US Foods, Inc. (aka U.S. Foodservice, Inc.), Initial Term Loan, 1st Lien 1.897%, 06/27/2023 (B)	328	315
US Foods, Inc., Term Loan
2.147%, 09/13/2026	328	313
VFH Parent LLC, Initial Term Loan, 1st Lien
3.151%, VAR LIBOR+3.000%, 03/01/2026	277	275
VICI Properties 1 LLC, Term B Loan, 1st Lien
1.906%, VAR LIBOR+1.750%, 12/20/2024	625	603
Virgin Media Bristol LLC, N Facility, Term Loan, 1st Lien
2.652%, VAR LIBOR+2.500%, 01/31/2028	1,257	1,218
Western Digital Corporation, Term Loan B-4
1.906%, VAR LIBOR+1.750%, 04/29/2023	264	261

SEI Institutional Managed Trust / Annual Report / September 30, 2020	153

SCHEDULE OF INVESTMENTS

September 30, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Wynn Resorts, Term Loan, 1st Lien
1.900%, 09/20/2024	$1,368	$1,286

Total Loan Participations (Cost $53,924) ($ Thousands)		52,726

MUNICIPAL BONDS — 0.4%
California — 0.1%
Los Angeles, Community College District, GO
6.750%, 08/01/2049	353	631
University of California, Ser N, RB Callable 11/15/2059 @ 100
3.256%, 05/15/2060	3,750	4,090

		4,721

Georgia — 0.1%
Georgia State, Municipal Electric Authority, RB
7.055%, 04/01/2057	1,075	1,582

Massachusetts — 0.1%
Massachusetts, Ser C, GO Callable 03/01/2030 @ 100
3.000%, 03/01/2049	2,025	2,163

Missouri — 0.0%
Missouri State, Health & Educational Facilities Authority, RB Callable 11/15/2049 @ 100
3.229%, 05/15/2050	430	486
Missouri State, Health & Educational Facilities Authority, RB Callable 02/15/2057 @ 100
3.652%, 08/15/2057	555	684

		1,170

Nevada — 0.0%
Clark County, Department of Aviation, Ser C, RB
6.820%, 07/01/2045	728	1,201

New York — 0.1%
Metropolitan New York, Transportation Authority, Ser C2, RB
5.175%, 11/15/2049	725	792
New York and New Jersey, Port Authority, RB
4.458%, 10/01/2062	505	646
New York City, GO Callable 12/01/2020 @ 100
6.646%, 12/01/2031	900	909

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York City, Transitional Finance Authority, Future Tax Secured Revenue, RB
5.508%, 08/01/2037	$275	$384
New York State, Dormitory Authority, RB
5.289%, 03/15/2033	850	1,086
New York State, Dormitory Authority, Ser A, RB
Callable 07/01/2030 @ 100 4.000%, 07/01/2050	1,215	1,356

		5,173

Ohio — 0.0%
Ohio State University, Ser A, RB
4.800%, 06/01/2111	433	634

Texas — 0.0%
North Texas, Tollway Authority, Ser B, RB
6.718%, 01/01/2049	632	1,089
University of Texas, Ser B, RB
Callable 02/15/2049 @ 100 2.439%, 08/15/2049	295	299

		1,388

Virginia — 0.0%
University of Virginia, RB
Callable 03/01/2050 @ 100 2.256%, 09/01/2050	725	715

Total Municipal Bonds (Cost $16,200) ($ Thousands)		18,747

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.3%
FHLMC
1.421%, 07/15/2032 (A)	475	403
FNMA
0.875%, 08/05/2030	2,235	2,207
0.500%, 06/17/2025	4,215	4,234
Resolution Funding Interest
1.319%, 01/15/2030 (A)	905	814
Resolution Funding Principal
1.355%, 01/15/2030 (A)	440	396
1.303%, 04/15/2030 (A)	1,165	1,040
Tennessee Valley Authority
3.875%, 02/15/2021	1,510	1,531
0.750%, 05/15/2025	1,055	1,074

Total U.S. Government Agency Obligations (Cost $11,603) ($ Thousands)		11,699

154	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 0.2%
SEI Liquidity Fund, L.P.
0.100% **†(I)	7,435,971	$7,459

Total Affiliated Partnership (Cost $7,424) ($ Thousands)		7,459

CASH EQUIVALENT — 4.3%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	185,393,541	185,394

Total Cash Equivalent (Cost $185,394) ($ Thousands)		185,394

Total Investments in Securities — 109.4% (Cost $4,579,814) ($ Thousands)		$4,725,316

	Contracts

PURCHASED OPTION* — 0.0%

Total Purchased Option (J) (Cost $254) ($ Thousands)	669	$115

WRITTEN OPTION* — (0.0)%

Total Written Option (J) (Premiums Received $225) ($ Thousands)	(223)	$(139)

SEI Institutional Managed Trust / Annual Report / September 30, 2020	155

SCHEDULE OF INVESTMENTS

September 30, 2020

Core Fixed Income Fund (Continued)

A list of the exchange traded option contracts held by the Fund at September 30, 2020, is as follows:

Description	Number of Contracts	Notional Amount†(Thousands)	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTION — 0.0%

Call Options
October 2020, U.S. Long Treasury Bond*	669	$ 254	$179.00	10/17/2020	$ 115

Total Purchased Option		$ 254			$ 115

WRITTEN OPTION — (0.0)%

Call Options
October 2020, U.S. Long Treasury Bond*	(223)	$ (225)	177.00	10/17/20	$ (139)

Total Written Option		$ (225)			$ (139)

† Represents cost.

A list of the open futures contracts held by the Fund at September 30, 2020, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
90-Day Euro$	(824)	Mar-2021	$(205,355)	$(205,598)	$(243)
90-Day Euro$	(722)	Dec-2021	(178,966)	(180,121)	(1,155)
Euro-BTP	310	Dec-2020	53,424	53,648	1,107
Euro-Bund	(487)	Dec-2020	(100,096)	(99,665)	(891)
Euro-Buxl	(5)	Dec-2020	(1,287)	(1,306)	(39)
Euro-OAT	70	Dec-2020	13,908	13,836	205
Long Gilt 10-Year Bond	(82)	Jan-2021	(14,605)	(14,429)	18
U.S. 5-Year Treasury Note	233	Jan-2021	29,324	29,365	41
U.S. 10-Year Treasury Note	562	Dec-2020	78,213	78,417	204
U.S. Long Treasury Bond	389	Dec-2020	68,810	68,573	(237)
U.S. Long Treasury Bond	(213)	Dec-2020	(37,852)	(37,548)	304
U.S. Ultra Long Treasury Bond	402	Dec-2020	90,320	89,169	(1,151)
U.S. Ultra Long Treasury Bond	61	Dec-2020	13,529	13,531	2
Ultra 10-Year U.S. Treasury Note	(182)	Dec-2020	(29,178)	(29,106)	72
Ultra 10-Year U.S. Treasury Note	(183)	Dec-2020	(29,207)	(29,266)	(59)

			$(249,018)	$(250,500)	$(1,822)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2020, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
BNP Paribas	10/16/20	CNH	14,971	USD	2,122	$(81)
BNP Paribas	10/16/20	USD	19,076	CAD	26,110	473
BNP Paribas	10/16/20	USD	19,305	EUR	16,658	234
BNP Paribas	10/16/20	USD	8,589	EUR	7,304	(22)
BNP Paribas	10/16/20	EUR	53,920	USD	60,886	(2,360)
Citigroup	10/16/20	USD	2,188	GBP	1,753	78

156	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	10/16/20	USD	2,463	AUD	3,563	$91
Citigroup	10/16/20	USD	907	EUR	800	32
Citigroup	10/16/20	USD	1,955	EUR	1,650	(19)
Citigroup	10/16/20	USD	14,742	IDR	216,529,634	(200)
Goldman Sachs	10/16/20	USD	3,534	RUB	279,888	68
Goldman Sachs	10/16/20	USD	4,217	BRL	22,659	(198)
Goldman Sachs	10/16/20 - 01/19/21	USD	6,422	JPY	677,266	3
Goldman Sachs	10/16/20	USD	11,619	CAD	15,786	200
Goldman Sachs	10/16/20	JPY	338,633	USD	3,209	(1)
Goldman Sachs	10/16/20	RUB	279,888	USD	3,865	264
Goldman Sachs	01/19/21	RUB	279,888	USD	3,498	(64)
JPMorgan Chase Bank	08/01/07	USD	–	ZAR	5,189,635	—
Morgan Stanley	10/16/20	USD	1,339	COP	5,189,635	6
Morgan Stanley	10/16/20	COP	5,189,635	USD	1,386	40
Morgan Stanley	01/19/21	COP	5,189,635	USD	1,332	(8)

						$(1,464)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2020, is as follows:

Interest Rate Swaps

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
0.19%	USD LIBOR BBA	Semi-Annual	06/15/2022	USD	40,784	$(15)	$–	$(15)
0.45%	3-MONTH USD LIBOR BBA	Quarterly	05/15/2027	USD	16,368	30	(38)	68
USD FEDL01	0.26%	Annual	05/15/2027	USD	37,002	38	(120)	158
0.56%	USD-SOFRRATE	Annual	07/20/2045	USD	8,660	592	110	482
USD-SOFRRATE	0.74%	Annual	08/19/2045	USD	5,670	153	–	153
1.00%	USD-LIBOR-BBA	Quarterly	02/15/2047	USD	12,509	382	151	231
0.9%	USD LIBOR BBA	Quarterly	03/17/2050	USD	3,996	242	5	237
.7918%	LIBOR-BBA	Quarterly	03/18/2050	USD	2,014	179	–	179
0.8101%	USD LIBOR BBA	Quarterly	03/19/2050	USD	2,029	166	–	166
0.885%	US LIBOR BBA	Quarterly	07/13/2050	USD	2,008	131	–	131

						$1,898	$108	$1,790

Credit Default Swaps

Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDX.NA.HY.35	Sell	5.00%	Quarterly	12/20/2025	(20,230)	$755	$841	$(86)
CDX.NA.IG.34	Sell	5.00%	Quarterly	06/20/2025	(5,308)	319	(30)	349
CDX.NA.IG.34	Sell	1.00%	Quarterly	06/20/2025	(122,520)	837	(212)	1,049

						$1,911	$599	$1,312

Percentages are based on Net Assets of $4,319,207 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2020.

†	Investment in Affiliated Security (see Note 6).

(A)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	157

SCHEDULE OF INVESTMENTS

September 30, 2020

Core Fixed Income Fund (Concluded)

(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2020, the value of these securities amounted to $591,321
($ Thousands), representing 13.7% of the Net Assets of the Fund.

(D)

Certain securities or partial positions of certain securities are on loan at September 30, 2020 (See Note 10). The total market value of securities on loan at September 30, 2020 was $7,567 ($ Thousands).

(E)	Perpetual security with no stated maturity date.

(F)	Step Bonds – Represents the current rate, the step rate, the step date and the final maturity date.

(G)	Security is in default on interest payment.

(H)	Unsettled bank loan. Interest rate may not be available.

(I)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2020 was $7,459 ($ Thousands).

(J)	Refer to table below for details on Options Contracts.

(K)	Security, or portion thereof, has been pledged as collateral on open futures contracts

(L)	Security, or portion thereof, has been pledged as collateral on open swaps contracts

ABS — Asset-Backed Security

ACES — Alternative Credit Enhancement Structure

ARM — Adjustable Rate Mortgage

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

CNH — Chinese Yuan Offshore

CNY — Chinese Yuan Offshore

COP — Colombian Peso

DAC — Designated Activity Company

EUR — Euro

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FREMF— Freddie Mac Multi-Family

FRESB — Freddie Mac Small Balance Mortgage Trust

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

GO — General Obligation

ICE— Intercontinental Exchange

IDR — Indonesian Rupiah

IO — Interest Only — face amount represents notional amount.

JPY — Japanese Yen

JSC — Joint-Stock Company

LIBOR— London Interbank Offered Rate

LLC — Limited Liability Company

L.P. — Limited Partnership

Ltd. — Limited

MTN — Medium Term Note

NCUA — National Credit Union Association

PLC — Public Limited Company

PO — Principal Only

Pty — Proprietary

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

RUB — Russian Ruble

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

TBA — To Be Announced

USD — U.S. Dollar

VAR — Variable Rate

ZAR — South African Rand

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Mortgage-Backed Securities	–	1,503,804	–	1,503,804
Corporate Obligations	–	1,475,817	–	1,475,817
U.S. Treasury Obligations	–	1,039,383	–	1,039,383
Asset-Backed Securities	–	316,908	–	316,908
Sovereign Debt	–	113,379	–	113,379
Loan Participations	–	52,726	–	52,726
Municipal Bonds	–	18,747	–	18,747
U.S. Government Agency Obligations	–	11,699	–	11,699
Affiliated Partnership	–	7,459	–	7,459
Cash Equivalent	185,394	–	–	185,394

Total Investments in Securities	185,394	4,539,922	–	4,725,316

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Options	115	–	–	115
Written Options	(139)	–	–	(139)
Futures Contracts*
Unrealized Appreciation	1,953	–	–	1,953
Unrealized Depreciation	(3,775)	–	–	(3,775)
Forwards Contracts*
Unrealized Appreciation	–	1,489	–	1,489
Unrealized Depreciation	–	(2,953)	–	(2,953)
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	1,805	–	1,805
Unrealized Depreciation	–	(15)	–	(15)
Credit Default Swaps*
Unrealized Appreciation	–	1,398	–	1,398
Unrealized Depreciation	–	(86)	–	(86)

Total Other Financial Instruments	(1,846)	1,638	–	(208)

*	Futures contracts, forward contracts and swaps contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

158	SEI Institutional Managed Trust / Annual Report / September 30, 2020

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$91,034	$1,013,245	$(1,096,898)	$50	$28	$7,459	7,435,971	$236	$—
SEI Daily Income Trust, Government Fund, Cl F	109,509	2,905,345	(2,829,460)	—	—	185,394	185,393,541	968	—

Totals	$200,543	$3,918,590	$(3,926,358)	$50	$28	$192,853		$1,204	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	159

SCHEDULE OF INVESTMENTS

September 30, 2020

High Yield Bond Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 78.2%

Communication Services — 9.1%
Altice France
8.125%, 02/01/2027 (A)	$1,096	$1,195
7.375%, 05/01/2026 (A)	3,221	3,375
Altice France Holding
10.500%, 05/15/2027 (A)	490	545
6.000%, 02/15/2028 (A)	3,484	3,323
AMC Entertainment Holdings
12.000%, 06/15/2026 (A)	106	30
10.500%, 04/15/2025 (A)	1,515	1,129
10.500%, 04/24/2026 (A)	38	27
6.125%, 05/15/2027	420	84
5.750%, 06/15/2025	230	51
ANGI Group
3.875%, 08/15/2028 (A)	822	814
C&W Senior Financing Designated Activity
6.875%, 09/15/2027 (A)	500	519
CB Escrow
8.000%, 10/15/2025 (A)	376	397
CCO Holdings
5.875%, 05/01/2027 (A)	280	294
5.750%, 02/15/2026 (A)	3,120	3,245
5.500%, 05/01/2026 (A)	792	823
5.375%, 05/01/2025 (A)	155	159
5.375%, 06/01/2029 (A)	675	732
5.125%, 05/01/2027 (A)	823	866
5.000%, 02/01/2028 (A)	1,375	1,444
4.750%, 03/01/2030 (A)	300	318
4.500%, 08/15/2030 (A)	459	482
4.250%, 02/01/2031 (A)	2,288	2,371

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
CenturyLink
7.500%, 04/01/2024	$1,275	$1,427
6.875%, 01/15/2028	395	443
5.125%, 12/15/2026 (A)	2,625	2,697
4.000%, 02/15/2027 (A)	545	554
Cincinnati Bell
7.000%, 07/15/2024 (A)	305	314
Cinemark USA
8.750%, 05/01/2025 (A)	115	122
Clear Channel International BV
6.625%, 08/01/2025 (A)	1,439	1,472
Clear Channel Worldwide Holdings
9.250%, 02/15/2024	3,517	3,409
5.125%, 08/15/2027 (A)	1,820	1,748
Consolidated Communications
6.500%, 10/01/2028 (A)	2,197	2,241
Digicel Group
6.750%, 03/01/2023 (A)	615	388
Digicel Group 0.5
10.000%, 04/01/2024	221	169
Digicel International Finance
8.750%, 05/25/2024 (A)	826	829
DISH DBS
7.750%, 07/01/2026	1,590	1,748
7.375%, 07/01/2028 (A)	1,135	1,169
5.875%, 11/15/2024	3,566	3,657
5.000%, 03/15/2023	1,072	1,093
DKT Finance ApS
9.375%, 06/17/2023 (A)	1,845	1,900
Entercom Media
6.500%, 05/01/2027 (A)	237	206
EW Scripps
5.125%, 05/15/2025 (A)	726	710
Front Range BidCo
6.125%, 03/01/2028 (A)	571	589
4.000%, 03/01/2027 (A)	1,141	1,123
Frontier Communications
11.000%, 09/15/2025 (B)	905	380
10.500%, 09/15/2022 (B)	1,035	432
8.500%, 04/01/2026 (A)(B)	1,765	1,779
8.000%, 04/01/2027 (A)(B)	1,508	1,503
7.125%, 01/15/2023 (B)	770	294
6.875%, 01/15/2025 (B)	2,895	1,097
Gray Television
7.000%, 05/15/2027 (A)	1,073	1,163
iHeartCommunications (C)
8.375%, 05/01/2027	4,154	4,091
6.375%, 05/01/2026	94	98
5.250%, 08/15/2027 (A)	1,488	1,451
4.750%, 01/15/2028 (A)	842	794
Intelsat Jackson Holdings
9.750%, 07/15/2025 (A)(B)	3,052	1,999

160	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
8.500%, 10/15/2024 (A)(B)	$1,695	$1,093
8.000%, 02/15/2024 (A)(B)	160	162
5.500%, 08/01/2023 (B)	268	168
Intelsat Luxembourg
8.125%, 06/01/2023 (B)	635	27
Level 3 Financing
5.375%, 01/15/2024	1,720	1,729
5.375%, 05/01/2025	760	784
4.625%, 09/15/2027 (A)	1,419	1,458
3.625%, 01/15/2029 (A)	1,650	1,629
Live Nation Entertainment
6.500%, 05/15/2027 (A)	1,096	1,183
5.625%, 03/15/2026 (A)	264	255
4.875%, 11/01/2024 (A)	3,332	3,224
4.750%, 10/15/2027 (A)	459	430
Meredith
6.875%, 02/01/2026	2,280	1,904
Netflix
5.875%, 11/15/2028	470	561
5.375%, 11/15/2029 (A)	205	242
4.875%, 04/15/2028	1,273	1,423
4.875%, 06/15/2030 (A)	1,512	1,724
Nexstar (Escrow Security)
5.625%, 07/15/2027 (A)	4,844	5,088
Nexstar Broadcasting
4.750%, 11/01/2028 (A)	273	278
Outfront Media Capital
5.000%, 08/15/2027 (A)	465	453
Sable International Finance
5.750%, 09/07/2027 (A)	2,076	2,165
Salem Media Group
6.750%, 06/01/2024 (A)	3,640	3,139
Scripps (Escrow Security)
5.875%, 07/15/2027 (A)	680	656
Sinclair Television Group
5.625%, 08/01/2024 (A)	100	99
5.500%, 03/01/2030 (A)	1,605	1,489
5.125%, 02/15/2027 (A)	2,582	2,408
Sirius XM Radio
5.500%, 07/01/2029 (A)	549	589
5.000%, 08/01/2027 (A)	746	778
4.625%, 07/15/2024 (A)	340	352
4.125%, 07/01/2030 (A)	1,323	1,348
SoftBank Group
6.000%, VAR USD ICE Swap 11:00 NY 5 Yr+4.226%(D)	605	556
5.125%, 09/19/2027	527	527
Sprint
7.875%, 09/15/2023	1,276	1,466
7.625%, 02/15/2025	4,366	5,108
7.625%, 03/01/2026	1,490	1,800
7.125%, 06/15/2024	913	1,050

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Sprint Capital
8.750%, 03/15/2032	$2,473	$3,620
TEGNA
4.750%, 03/15/2026 (A)	70	71
4.625%, 03/15/2028 (A)	1,609	1,573
Telecom Italia Capital
6.375%, 11/15/2033	300	357
6.000%, 09/30/2034	285	331
Telesat Canada
6.500%, 10/15/2027 (A)	3,957	3,986
4.875%, 06/01/2027 (A)	1,120	1,125
T-Mobile USA
6.500%, 01/15/2026	1,370	1,431
4.750%, 02/01/2028	919	983
4.375%, 04/15/2040 (A)	53	62
3.500%, 04/15/2025 (A)	96	105
Townsquare Media
6.500%, 04/01/2023 (A)	1,499	1,373
Trilogy International Partners
8.875%, 05/01/2022 (A)	150	138
TripAdvisor
7.000%, 07/15/2025 (A)	22	23
United States Cellular
6.700%, 12/15/2033	1,289	1,661
Windstream Escrow
7.750%, 08/15/2028 (A)	4,080	4,009
Windstream Services
8.625%, 10/31/2025 (A)(B)	100	60

		133,565

Consumer Discretionary — 16.7%
1011778 BC ULC
4.375%, 01/15/2028 (A)	561	572
4.000%, 10/15/2030 (A)	1,374	1,385
Abercrombie & Fitch Management
8.750%, 07/15/2025 (A)	915	963
Adelphia Communications (Escrow Security)
10.250%, 06/15/2011 (B)(E)	150	1
9.500%, 02/15/2004 (E)	25	–
7.875%, 01/15/2009 (B)(E)	225	–
Adient Global Holdings
4.875%, 08/15/2026 (A)	525	500
Adient US
9.000%, 04/15/2025 (A)	144	159
7.000%, 05/15/2026 (A)	355	380
Allied Universal Holdco
6.625%, 07/15/2026 (A)	991	1,055
Altice Financing
7.500%, 05/15/2026 (A)	985	1,043
5.000%, 01/15/2028 (A)	2,803	2,722
American Axle & Manufacturing
6.875%, 07/01/2028	1,008	978

SEI Institutional Managed Trust / Annual Report / September 30, 2020	161

SCHEDULE OF INVESTMENTS

September 30, 2020

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
6.500%, 04/01/2027	$924	$894
6.250%, 04/01/2025	410	405
6.250%, 03/15/2026	600	581
American Greetings
8.750%, 04/15/2025 (A)	2,600	2,457
Aramark Services
5.000%, 02/01/2028 (A)	555	559
Asbury Automotive Group
4.750%, 03/01/2030 (A)	49	49
4.500%, 03/01/2028 (A)	1,671	1,681
Ashtead Capital
4.125%, 08/15/2025 (A)	375	385
Ashton Woods USA
6.625%, 01/15/2028 (A)	2,346	2,358
Aventine (Escrow Security)
0.000%, 10/15/2049 (B)(E)(F)	2,750	–
Boyd Gaming
8.625%, 06/01/2025 (A)	956	1,048
6.375%, 04/01/2026	1,078	1,122
6.000%, 08/15/2026	300	309
Boyne USA
7.250%, 05/01/2025 (A)	230	242
Brinker International
3.875%, 05/15/2023	626	617
Brookfield Residential Properties
4.875%, 02/15/2030 (A)	712	666
Burlington Coat Factory Warehouse
6.250%, 04/15/2025 (A)	540	568
Cablevision Systems
5.875%, 09/15/2022	92	97
Caesars Entertainment
8.125%, 07/01/2027 (A)	1,210	1,283
6.250%, 07/01/2025 (A)	2,119	2,215
Caesars Resort Collection
5.250%, 10/15/2025 (A)	2,520	2,438
Capitol Investment Merger Sub 2
10.000%, 08/01/2024 (A)	3,510	3,677
Carnival
11.500%, 04/01/2023 (A)	3,098	3,472
10.500%, 02/01/2026 (A)	836	926
CBS Radio
7.250%, 11/01/2024 (A)	3,015	2,563
CD&R Smokey Buyer
6.750%, 07/15/2025 (A)	62	65
Cedar Fair
5.500%, 05/01/2025 (A)	180	185
5.375%, 06/01/2024	757	724
5.250%, 07/15/2029	65	62
Cengage Learning
9.500%, 06/15/2024 (A)	3,270	2,158
Century Communities
6.750%, 06/01/2027	444	468

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.875%, 07/15/2025	$1,061	$1,103
Cinemark USA
5.125%, 12/15/2022	542	482
Cirsa Finance International Sarl
7.875%, 12/20/2023 (A)	1,321	1,219
Claire’s Stores
9.000%, 03/15/2019 (B)	815	–
Clarios Global
6.750%, 05/15/2025 (A)	1,378	1,450
Constellation
8.500%, 09/15/2025 (A)	485	403
Cooper-Standard Automotive
13.000%, 06/01/2024 (A)	320	342
5.625%, 11/15/2026 (A)	885	620
CSC Holdings
7.500%, 04/01/2028 (A)	1,300	1,435
6.500%, 02/01/2029 (A)	810	898
5.750%, 01/15/2030 (A)	2,655	2,821
5.500%, 05/15/2026 (A)	1,660	1,726
4.625%, 12/01/2030 (A)	2,093	2,109
3.375%, 02/15/2031 (A)	327	317
Cumulus Media New Holdings
6.750%, 07/01/2026 (A)	3,224	2,982
Dana
5.625%, 06/15/2028	525	542
5.375%, 11/15/2027	659	675
Dana Financing Luxembourg Sarl
6.500%, 06/01/2026 (A)	730	761
Delphi Technologies
5.000%, 10/01/2025 (A)	1,020	1,165
Diamond Resorts International
10.750%, 09/01/2024 (A)	1,965	1,749
Diamond Sports Group
6.625%, 08/15/2027 (A)	1,695	882
5.375%, 08/15/2026 (A)	5,232	3,702
eG Global Finance
8.500%, 10/30/2025 (A)	520	547
6.750%, 02/07/2025 (A)	2,440	2,498
Enterprise Development Authority
12.000%, 07/15/2024 (A)	1,448	1,615
ESH Hospitality
4.625%, 10/01/2027 (A)	908	891
Expedia Group
7.000%, 05/01/2025 (A)	107	116
6.250%, 05/01/2025 (A)	745	822
Ferrellgas
10.000%, 04/15/2025 (A)	338	366
Fontainebleau Las Vegas Holdings
11.000%, 06/15/2015 (A)(B)	3,108	–
Ford Motor
9.625%, 04/22/2030	384	496
9.000%, 04/22/2025	1,567	1,797

162	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
8.500%, 04/21/2023	$3,275	$3,570
Ford Motor Credit
5.596%, 01/07/2022	441	451
5.584%, 03/18/2024	65	68
5.125%, 06/16/2025	130	134
5.113%, 05/03/2029	1,310	1,343
4.687%, 06/09/2025	655	663
4.542%, 08/01/2026	230	229
4.271%, 01/09/2027	310	304
4.140%, 02/15/2023	240	241
4.134%, 08/04/2025	250	248
4.125%, 08/17/2027	1,315	1,279
4.063%, 11/01/2024	984	983
3.815%, 11/02/2027	1,440	1,372
3.813%, 10/12/2021	1,125	1,128
3.810%, 01/09/2024	123	122
3.470%, 04/05/2021	915	913
3.370%, 11/17/2023	302	297
3.350%, 11/01/2022	160	158
3.096%, 05/04/2023	271	265
3.087%, 01/09/2023	34	33
2.979%, 08/03/2022	995	980
1.146%, VAR ICE LIBOR USD 3 Month+0.880%, 10/12/2021	575	552
Ford Motor Credit MTN
4.389%, 01/08/2026	740	732
Gap
8.875%, 05/15/2027 (A)	368	419
8.625%, 05/15/2025 (A)	1,733	1,898
8.375%, 05/15/2023 (A)	290	320
GCI
6.875%, 04/15/2025	195	201
6.625%, 06/15/2024 (A)	165	177
4.750%, 10/15/2028 (A)	770	780
GEMS MENASA Cayman
7.125%, 07/31/2026 (A)	1,438	1,423
General Motors
6.800%, 10/01/2027	1,110	1,352
Getty Images
9.750%, 03/01/2027 (A)	1,885	1,838
G-III Apparel Group
7.875%, 08/15/2025 (A)	1,910	1,920
Golden Nugget
6.750%, 10/15/2024 (A)	760	635
GrubHub Holdings
5.500%, 07/01/2027 (A)	1,020	1,058
Guitar Center
13.000%cash/8.000% PIK, 04/15/2022 (A)	6,968	2,996
13.000%, 04/15/2022 (A)(E)(G)	82	30
10.000%, 05/15/2022 (A)(E)(G)	109	110

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Guitar Center Escrow Issuer
9.500%, 10/15/2021 (A)	$540	$441
Hilton Domestic Operating
5.750%, 05/01/2028 (A)	111	117
5.375%, 05/01/2025 (A)	74	77
5.125%, 05/01/2026	767	789
Hilton Worldwide Finance
4.625%, 04/01/2025	190	192
Houghton Mifflin Harcourt Publishers
9.000%, 02/15/2025 (A)	2,640	2,534
IHO Verwaltungs GmbH
6.375%cash/7.125% PIK, 05/15/2029 (A)	710	756
6.000%cash/6.750% PIK, 05/15/2027 (A)	385	406
Inn of the Mountain Gods Resort & Casino
9.250%cash/0% PIK, 11/30/2020 (E)	2,294	2,156
International Game Technology
6.250%, 01/15/2027 (A)	2,900	3,110
IRB Holding
7.000%, 06/15/2025 (A)	955	1,018
6.750%, 02/15/2026 (A)	5,199	5,199
Ken Garff Automotive
4.875%, 09/15/2028 (A)	278	273
Kohl’s
9.500%, 05/15/2025	848	1,003
L Brands
9.375%, 07/01/2025 (A)	78	90
7.500%, 06/15/2029	271	283
6.875%, 07/01/2025 (A)	252	272
6.875%, 11/01/2035	37	36
6.750%, 07/01/2036	1,040	1,019
6.625%, 10/01/2030 (A)	1,099	1,118
LCPR Senior Secured Financing DAC
6.750%, 10/15/2027 (A)	3,319	3,468
Liberty Interactive
8.250%, 02/01/2030	3,812	4,122
Lions Gate Capital Holdings
6.375%, 02/01/2024 (A)	2,045	2,025
Lithia Motors
4.625%, 12/15/2027 (A)	1,200	1,239
4.375%, 01/15/2031 (A)	195	195
Macy’s
8.375%, 06/15/2025 (A)	1,941	2,007
Macy’s Retail Holdings
3.875%, 01/15/2022	838	789
Marriott Ownership Resorts
6.500%, 09/15/2026	555	570
6.125%, 09/15/2025 (A)	234	241
Mattamy Group
4.625%, 03/01/2030 (A)	1,388	1,406

SEI Institutional Managed Trust / Annual Report / September 30, 2020	163

SCHEDULE OF INVESTMENTS

September 30, 2020

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Mattel
6.750%, 12/31/2025 (A)	$1,217	$1,284
5.875%, 12/15/2027 (A)	190	204
McGraw-Hill Global Education Holdings
7.875%, 05/15/2024 (A)	2,200	1,183
Melco Resorts Finance
5.250%, 04/26/2026	826	836
Men’s Wearhouse
7.000%, 07/01/2022 (B)	819	14
MGM Resorts International
6.750%, 05/01/2025	2,570	2,693
6.000%, 03/15/2023	1,535	1,592
5.750%, 06/15/2025	467	490
Midcontinent Communications
5.375%, 08/15/2027 (A)	582	598
Millennium (Escrow Security)
7.625%, 11/15/2026 (B)(E)	175	–
Monitronics International Inc
9.125%, 04/01/2020 (B)(E)	5,936	–
MTY Holdings LLC
7.500%, 09/15/2025 (E)(G)	249	248
National CineMedia
5.875%, 04/15/2028 (A)	150	125
NCL
12.250%, 05/15/2024 (A)	725	812
Neiman Marcus Group
8.750%cash/0% PIK, 10/15/2021 (A)(B)(E)(G)	762	460
8.000%, 10/15/2021 (A)(B)(E)(G)	820	495
Newell Brands
5.875%, 04/01/2036	90	103
4.875%, 06/01/2025	45	49
4.700%, 04/01/2026	240	256
Nordstrom
8.750%, 05/15/2025 (A)	280	307
Panther BF Aggregator 2
8.500%, 05/15/2027 (A)	3,079	3,179
6.250%, 05/15/2026 (A)	1,444	1,514
Penn National Gaming
5.625%, 01/15/2027 (A)	1,300	1,348
PetSmart
8.875%, 06/01/2025 (A)	545	565
7.125%, 03/15/2023 (A)	1,795	1,811
5.875%, 06/01/2025 (A)	1,104	1,130
Photo Holdings Merger Sub
8.500%, 10/01/2026 (A)	575	526
PM General Purchaser
9.500%, 10/01/2028 (A)	233	242
QVC
4.750%, 02/15/2027	570	586
4.450%, 02/15/2025	889	913
4.375%, 09/01/2028	278	284

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Radiate Holdco
6.500%, 09/15/2028 (A)	$550	$564
4.500%, 09/15/2026 (A)	550	550
Royal Caribbean Cruises
11.500%, 06/01/2025 (A)	458	531
10.875%, 06/01/2023 (A)	2,614	2,924
9.125%, 06/15/2023 (A)	56	59
5.250%, 11/15/2022	1,067	953
Scientific Games International
8.625%, 07/01/2025 (A)	1,270	1,325
8.250%, 03/15/2026 (A)	1,375	1,436
7.250%, 11/15/2029 (A)	435	442
7.000%, 05/15/2028 (A)	846	848
5.000%, 10/15/2025 (A)	1,050	1,055
SeaWorld Parks & Entertainment
9.500%, 08/01/2025 (A)	1,760	1,829
Service International
7.500%, 04/01/2027	640	762
4.625%, 12/15/2027	240	254
Shea Homes
4.750%, 02/15/2028 (A)	711	713
4.750%, 04/01/2029 (A)	825	822
Silversea Cruise Finance
7.250%, 02/01/2025 (A)	1,493	1,512
Six Flags Entertainment
5.500%, 04/15/2027 (A)	80	76
4.875%, 07/31/2024 (A)	2,753	2,590
Six Flags Theme Parks
7.000%, 07/01/2025 (A)	668	711
Sotheby’s
7.375%, 10/15/2027 (A)	1,416	1,416
Specialty Building Products Holdings
6.375%, 09/30/2026 (A)	985	1,002
Speedway Motorsports
4.875%, 11/01/2027 (A)	846	812
SRS Distribution
8.250%, 07/01/2026 (A)	1,310	1,398
Staples
10.750%, 04/15/2027 (A)	1,355	1,087
7.500%, 04/15/2026 (A)	1,753	1,620
Stars Group Holdings BV
7.000%, 07/15/2026 (A)	175	186
Station Casinos
5.000%, 10/01/2025 (A)	736	724
4.500%, 02/15/2028 (A)	3,158	2,905
Sugarhouse HSP Gaming Prop Mezz
5.875%, 05/15/2025 (A)	3,955	3,856
Telenet Finance Luxembourg Notes Sarl
5.500%, 03/01/2028 (A)	1,400	1,470
Tempur Sealy International
5.500%, 06/15/2026	605	628

164	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Tenneco
5.375%, 12/15/2024	$170	$130
5.000%, 07/15/2026	1,305	966
Terrier Media Buyer
8.875%, 12/15/2027 (A)	5,173	5,212
Twin River Worldwide Holdings
6.750%, 06/01/2027 (A)	1,240	1,234
Univision Communications
9.500%, 05/01/2025 (A)	1,580	1,691
Urban One
7.375%, 04/15/2022 (A)	5,652	5,115
Vail Resorts
6.250%, 05/15/2025 (A)	142	151
Virgin Media Finance
5.000%, 07/15/2030 (A)	493	491
Virgin Media Secured Finance
5.500%, 05/15/2029 (A)	1,191	1,278
4.500%, 08/15/2030 (A)	480	493
Virgin Media Vendor Financing Notes IV DAC
5.000%, 07/15/2028 (A)	809	807
Vista Outdoor
5.875%, 10/01/2023	995	997
William Carter
5.625%, 03/15/2027 (A)	225	235
Wolverine World Wide
6.375%, 05/15/2025 (A)	552	582
5.000%, 09/01/2026 (A)	614	616
WW International
8.625%, 12/01/2025 (A)	1,475	1,543
Wynn Las Vegas
5.500%, 03/01/2025 (A)	1,380	1,302
5.250%, 05/15/2027 (A)	665	618
4.250%, 05/30/2023 (A)	150	142
Wynn Resorts Finance
7.750%, 04/15/2025 (A)	1,800	1,906
5.125%, 10/01/2029 (A)	250	238
Yum! Brands
7.750%, 04/01/2025 (A)	110	122
6.875%, 11/15/2037	1,065	1,278
5.350%, 11/01/2043	130	137
3.625%, 03/15/2031	239	239
Ziggo BV
5.500%, 01/15/2027 (A)	700	733

		237,899

Consumer Staples — 3.6%
Albertsons
5.875%, 02/15/2028 (A)	408	436
5.750%, 03/15/2025	977	1,008
4.875%, 02/15/2030 (A)	185	193
4.625%, 01/15/2027 (A)	2,072	2,120
3.500%, 02/15/2023 (A)	130	132

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.500%, 03/15/2029 (A)	$499	$484
3.250%, 03/15/2026 (A)	499	495
B&G Foods
5.250%, 04/01/2025	643	661
Central Garden & Pet
5.125%, 02/01/2028	265	278
Chobani
7.500%, 04/15/2025 (A)	2,532	2,618
Clearwater Seafoods
6.875%, 05/01/2025 (A)	1,685	1,728
Cott Holdings
5.500%, 04/01/2025 (A)	1,702	1,745
Coty
6.500%, 04/15/2026 (A)	245	192
Dole Food
7.250%, 06/15/2025 (A)	1,499	1,492
Edgewell Personal Care
5.500%, 06/01/2028 (A)	776	817
Energizer Holdings
7.750%, 01/15/2027 (A)	1,196	1,307
4.750%, 06/15/2028 (A)	469	485
4.375%, 03/31/2029 (A)	1,138	1,149
Fresh Market
9.750%, 05/01/2023 (A)	1,100	985
Herbalife Nutrition
7.875%, 09/01/2025 (A)	1,370	1,471
High Ridge Brands
8.875%, 03/15/2025 (A)(B)	445	9
JBS Investments II GmbH
7.000%, 01/15/2026 (A)	1,325	1,414
JBS USA
5.750%, 06/15/2025 (A)	70	72
JBS USA LUX
5.500%, 01/15/2030 (A)	1,215	1,322
Kraft Heinz Foods
4.375%, 06/01/2046	1,127	1,158
4.250%, 03/01/2031 (A)	690	757
3.875%, 05/15/2027 (A)	340	360
3.000%, 06/01/2026	2,080	2,137
Kronos Acquisition Holdings
9.000%, 08/15/2023 (A)	1,260	1,277
Lamb Weston Holdings
4.875%, 11/01/2026 (A)	360	375
4.875%, 05/15/2028 (A)	135	146
4.625%, 11/01/2024 (A)	1,809	1,886
New Albertsons
8.700%, 05/01/2030	955	1,156
Performance Food Group
6.875%, 05/01/2025 (A)	50	53
5.500%, 10/15/2027 (A)	355	366
Pilgrim’s Pride
5.875%, 09/30/2027 (A)	1,108	1,144

SEI Institutional Managed Trust / Annual Report / September 30, 2020	165

SCHEDULE OF INVESTMENTS

September 30, 2020

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Post Holdings
5.750%, 03/01/2027 (A)	$995	$1,046
5.625%, 01/15/2028 (A)	150	159
5.500%, 12/15/2029 (A)	621	664
5.000%, 08/15/2026 (A)	165	169
4.625%, 04/15/2030 (A)	153	157
Rite Aid
8.000%, 11/15/2026 (A)	2,080	2,077
7.700%, 02/15/2027	670	547
7.500%, 07/01/2025 (A)	315	310
Sigma Holdco BV
7.875%, 05/15/2026 (A)	3,369	3,428
Simmons Foods
5.750%, 11/01/2024 (A)	1,648	1,650
Spectrum Brands
5.750%, 07/15/2025	890	918
5.500%, 07/15/2030 (A)	834	880
5.000%, 10/01/2029 (A)	100	104
TreeHouse Foods
4.000%, 09/01/2028	40	40
US Foods
6.250%, 04/15/2025 (A)	567	600
5.875%, 06/15/2024 (A)	991	998
Vector Group
10.500%, 11/01/2026 (A)	3,220	3,294

		50,469

Energy — 9.8%
Antero Midstream Partners
5.750%, 03/01/2027 (A)	817	676
5.750%, 01/15/2028 (A)	175	144
5.375%, 09/15/2024	280	239
Antero Resources
5.625%, 06/01/2023	400	290
5.125%, 12/01/2022	1,891	1,541
Apache
5.100%, 09/01/2040	1,473	1,319
4.875%, 11/15/2027	1,143	1,080
4.625%, 11/15/2025	468	446
4.375%, 10/15/2028	278	254
Archrock Partners
6.250%, 04/01/2028 (A)	2,274	2,143
Ascent Resources Utica Holdings
7.000%, 11/01/2026 (A)	1,447	1,107
Baytex Energy
8.750%, 04/01/2027 (A)	390	176
Blue Racer Midstream
6.625%, 07/15/2026 (A)	205	180
6.125%, 11/15/2022 (A)	2,173	2,120
Buckeye Partners
4.500%, 03/01/2028 (A)	230	222
4.125%, 03/01/2025 (A)	230	218

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.125%, 12/01/2027	$305	$289
Carrizo Oil & Gas
8.250%, 07/15/2025	185	50
6.250%, 04/15/2023	245	78
Cenovus Energy
5.375%, 07/15/2025	301	290
Cheniere Energy
4.625%, 10/15/2028 (A)	1,130	1,160
Cheniere Energy Partners
5.625%, 10/01/2026	2,163	2,250
4.500%, 10/01/2029	4,667	4,787
Chesapeake Energy
11.500%, 01/01/2025 (A)(B)	768	104
7.500%, 10/01/2026 (B)	2,515	94
7.000%, 10/01/2024 (B)	1,135	43
Citgo Holding
9.250%, 08/01/2024 (A)	1,408	1,341
CITGO Petroleum
6.250%, 08/15/2022 (A)	1,779	1,764
CNX Midstream Partners
6.500%, 03/15/2026 (A)	2,320	2,349
CNX Resources
7.250%, 03/14/2027 (A)	2,240	2,285
Comstock Resources
9.750%, 08/15/2026	1,885	1,932
7.500%, 05/15/2025 (A)	554	521
Crestwood Midstream Partners
6.250%, 04/01/2023	565	552
5.750%, 04/01/2025	1,790	1,629
5.625%, 05/01/2027 (A)	265	237
CrownRock
5.625%, 10/15/2025 (A)	1,153	1,087
CVR Energy
5.750%, 02/15/2028 (A)	2,505	2,129
5.250%, 02/15/2025 (A)	825	718
DCP Midstream Operating
8.125%, 08/16/2030	1,390	1,571
5.625%, 07/15/2027	638	653
5.125%, 05/15/2029	538	530
Delek Logistics Partners
6.750%, 05/15/2025	811	736
Devon Energy
7.950%, 04/15/2032	834	1,079
Endeavor Energy Resources
6.625%, 07/15/2025 (A)	148	152
Energy Transfer
5.500%, 06/01/2027	1,564	1,524
EnLink Midstream
5.375%, 06/01/2029	4,411	3,573
EnLink Midstream Partners
4.850%, 07/15/2026	190	164
4.400%, 04/01/2024	365	328

166	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Enviva Partners
6.500%, 01/15/2026 (A)	$2,160	$2,276
EP Energy
9.375%, 05/01/2020 (B)	972	–
9.375%, 05/01/2024 (A)(B)	1,017	–
8.000%, 11/29/2024 (A)(B)	260	1
8.000%, 02/15/2025 (A)(B)	653	–
7.750%, 05/15/2026 (A)(B)	1,385	303
6.375%, 06/15/2023 (B)	669	–
EQM Midstream Partners
6.500%, 07/01/2027 (A)	1,215	1,288
6.000%, 07/01/2025 (A)	908	936
EQT
7.875%, 02/01/2025	2,765	3,065
3.900%, 10/01/2027	10	9
Equities
8.750%, 02/01/2030	545	643
Exterran Energy Solutions
8.125%, 05/01/2025	2,525	2,156
Extraction Oil & Gas
7.375%, 05/15/2024 (A)(B)	4,117	1,029
5.625%, 02/01/2026 (A)(B)	2,610	652
FTS International
6.250%, 05/01/2022 (B)	1,976	672
Genesis Energy
7.750%, 02/01/2028	238	207
6.500%, 10/01/2025	825	714
Great Western Petroleum
9.000%, 09/30/2021 (A)	1,872	1,090
Gulfport Energy
6.375%, 05/15/2025	183	112
6.375%, 01/15/2026	585	360
6.000%, 10/15/2024	215	133
Hess Midstream Operations
5.625%, 02/15/2026 (A)	1,318	1,343
Hilcorp Energy I
6.250%, 11/01/2028 (A)	1,299	1,182
5.750%, 10/01/2025 (A)	484	438
5.000%, 12/01/2024 (A)	1,870	1,697
Holly Energy Partners
5.000%, 02/01/2028 (A)	190	185
Laredo Petroleum
10.125%, 01/15/2028	1,434	846
9.500%, 01/15/2025	2,988	1,781
Marathon Oil
6.600%, 10/01/2037	744	766
MEG Energy
7.125%, 02/01/2027 (A)	3,736	3,351
7.000%, 03/31/2024 (A)	71	66
6.500%, 01/15/2025 (A)	384	377
Motiva Enterprises
6.850%, 01/15/2040 (A)	28	33

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Nabors Industries
7.250%, 01/15/2026 (A)	$155	$76
5.750%, 02/01/2025	430	146
New Fortress Energy
6.750%, 09/15/2025 (A)	618	646
NGL Energy Partners
6.125%, 03/01/2025	2,361	1,405
Noble Holding International
8.950%, 04/01/2045 (B)	1,755	9
7.750%, 01/15/2024 (B)	1,865	9
Northern Oil and Gas
8.500%cash/9.500% PIK, 05/15/2023	793	658
NuStar Logistics
6.375%, 10/01/2030	685	711
6.000%, 06/01/2026	140	140
5.750%, 10/01/2025	685	707
Oasis Petroleum
6.875%, 01/15/2023	575	134
6.250%, 05/01/2026 (A)(B)	375	88
Occidental Petroleum
8.875%, 07/15/2030	1,188	1,224
8.500%, 07/15/2027	1,188	1,197
8.000%, 07/15/2025	646	650
6.625%, 09/01/2030	1,736	1,601
6.450%, 09/15/2036	875	746
6.375%, 09/01/2028	1,226	1,135
5.875%, 09/01/2025	984	902
5.550%, 03/15/2026	1,355	1,227
4.625%, 06/15/2045	1,165	842
4.500%, 07/15/2044	276	198
4.400%, 04/15/2046	95	67
3.500%, 08/15/2029	219	168
3.400%, 04/15/2026	578	461
3.200%, 08/15/2026	2,827	2,242
3.125%, 02/15/2022	1,609	1,521
2.900%, 08/15/2024	271	230
2.700%, 08/15/2022	4,912	4,590
2.700%, 02/15/2023	1,178	1,078
Parkland Fuel
5.875%, 07/15/2027 (A)	1,255	1,319
Parsley Energy
5.375%, 01/15/2025 (A)	848	846
5.250%, 08/15/2025 (A)	395	391
PBF Holding
9.250%, 05/15/2025 (A)	106	109
6.000%, 02/15/2028 (A)	205	138
PDC Energy
5.750%, 05/15/2026	1,940	1,801
Peabody Energy
6.375%, 03/31/2025 (A)	769	308
Precision Drilling
7.750%, 12/15/2023	280	213

SEI Institutional Managed Trust / Annual Report / September 30, 2020	167

SCHEDULE OF INVESTMENTS

September 30, 2020

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
7.125%, 01/15/2026 (A)	$285	$183
QEP Resources
5.625%, 03/01/2026	714	405
Range Resources
9.250%, 02/01/2026 (A)	927	952
5.000%, 03/15/2023	713	677
4.875%, 05/15/2025	708	639
Seventy Seven Energy (Escrow Security)
6.500%, 10/15/2020 (B)(E)	305	–
Seventy Seven Operating (Escrow Security)
6.625%, 10/15/2020 (B)(E)	1,869	–
Shelf Drilling Holdings
8.250%, 02/15/2025 (A)	845	334
SM Energy
6.625%, 01/15/2027	258	115
6.125%, 11/15/2022	105	82
5.625%, 06/01/2025	295	133
5.000%, 01/15/2024	1,288	689
Southwestern Energy
8.375%, 09/15/2028	880	865
7.750%, 10/01/2027	1,388	1,350
7.500%, 04/01/2026	2,555	2,498
6.450%, 01/23/2025	502	486
Summit Midstream Holdings
5.750%, 04/15/2025	280	160
5.500%, 08/15/2022	1,582	1,107
Sunoco
5.875%, 03/15/2028	1,585	1,621
5.500%, 02/15/2026	1,240	1,238
Tallgrass Energy Partners
7.500%, 10/01/2025 (A)	381	383
6.000%, 03/01/2027 (A)	2,065	1,889
5.500%, 09/15/2024 (A)	115	108
5.500%, 01/15/2028 (A)	70	63
Targa Resources Partners
6.875%, 01/15/2029	288	308
6.500%, 07/15/2027	3,388	3,532
5.875%, 04/15/2026	375	385
5.000%, 01/15/2028	2,056	2,005
4.875%, 02/01/2031 (A)	250	242
4.250%, 11/15/2023	65	64
TerraForm Power Operating
4.750%, 01/15/2030 (A)	375	397
4.250%, 01/31/2023 (A)	1,164	1,193
Transocean
11.500%, 01/30/2027 (A)	828	340
8.000%, 02/01/2027 (A)	1,670	468
7.500%, 04/15/2031	990	134
Transocean Guardian
5.875%, 01/15/2024 (A)	1,456	939
Transocean Pontus
6.125%, 08/01/2025 (A)	2,072	1,853

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
USA Compression Partners
6.875%, 04/01/2026	$1,805	$1,789
6.875%, 09/01/2027	1,885	1,869
Valaris
5.850%, 01/15/2044 (B)	2,145	159
5.400%, 12/01/2042 (B)	280	22
4.875%, 06/01/2022 (B)	480	42
Vine Oil & Gas
9.750%, 04/15/2023 (A)	2,275	1,547
Western Gas Partners
3.950%, 06/01/2025	244	229
Western Midstream Operating
5.050%, 02/01/2030	200	195
4.100%, 02/01/2025	1,390	1,324
2.116%, VAR ICE LIBOR USD 3 Month+1.850%, 01/13/2023	520	484
WPX Energy
8.250%, 08/01/2023	321	363
5.875%, 06/15/2028	127	133
5.750%, 06/01/2026	199	206
5.250%, 10/15/2027	860	873

		142,870

Financials — 6.4%
Acrisure
8.125%, 02/15/2024 (A)	1,556	1,630
AHP Health Partners
9.750%, 07/15/2026 (A)	1,559	1,672
Alliant Holdings Intermediate
6.750%, 10/15/2027 (A)	1,415	1,484
Ally Financial
5.750%, 11/20/2025	520	583
AmWINS Group
7.750%, 07/01/2026 (A)	559	598
AssuredPartners
7.000%, 08/15/2025 (A)	1,980	2,017
Athene Holdings Ltd
6.150%, 04/03/2030	1,067	1,267
Bank of America
6.100%, VAR ICE LIBOR USD 3 Month+3.898%(D)	564	614
5.875%, VAR ICE LIBOR USD 3 Month+2.931%(D)	855	922
Barclays
7.750%, VAR USD Swap Semi 30/360 5 Yr Curr+4.842%(D)	1,880	1,943
6.125%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.867%(D)	590	598
BGC Partners
3.750%, 10/01/2024	1,415	1,421

168	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Citigroup
5.950%, VAR ICE LIBOR USD 3 Month+3.905%(D)	$50	$52
5.000%, VAR United States Secured Overnight Financing Rate+3.813%(D)	3,339	3,322
Credit Agricole
6.875%, VAR USD Swap Semi 30/360 5 Yr Curr+4.319%(A)(D)	612	659
Donnelley Financial Solutions
8.250%, 10/15/2024	603	632
E*TRADE Financial
5.875%, VAR ICE LIBOR USD 3 Month+4.435%(D)	855	928
5.300%, VAR ICE LIBOR USD 3 Month+3.160%(D)	535	525
Freedom Mortgage
8.250%, 04/15/2025 (A)	4,905	5,002
8.125%, 11/15/2024 (A)	1,780	1,776
FS Energy and Power Fund
7.500%, 08/15/2023 (A)	1,270	1,156
Genworth Holdings
4.900%, 08/15/2023	278	256
Genworth Mortgage Holdings
6.500%, 08/15/2025 (A)	1,186	1,239
HAT Holdings I
6.000%, 04/15/2025 (A)	1,738	1,851
HUB International
7.000%, 05/01/2026 (A)	1,617	1,676
Hunt
6.250%, 02/15/2026 (A)	937	899
Intesa Sanpaolo MTN
5.710%, 01/15/2026 (A)	1,070	1,166
Issuer
6.250%, 03/01/2028 (A)	1,241	1,235
Jefferies Finance
6.250%, 06/03/2026 (A)	834	846
JPMorgan Chase
5.000%, VAR United States Secured Overnight Financing Rate+3.380%(D)	856	854
4.000%, VAR United States Secured Overnight Financing Rate+2.745%(D)	1,691	1,598
Ladder Capital Finance Holdings LLLP
5.250%, 03/15/2022 (A)	2,730	2,676
5.250%, 10/01/2025 (A)	210	194
4.250%, 02/01/2027 (A)	2,405	2,080
Lloyds Banking Group
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+4.760%(D)	1,965	2,061
LPL Holdings
4.625%, 11/15/2027 (A)	2,164	2,186

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Merger Sub II
10.750%, 08/01/2027 (A)	$2,621	$2,687
MGIC Investment
5.250%, 08/15/2028	902	930
MGM Growth Properties Operating Partnership
5.750%, 02/01/2027	204	220
5.625%, 05/01/2024	1,130	1,198
4.625%, 06/15/2025 (A)	261	266
4.500%, 09/01/2026	1,618	1,641
4.500%, 01/15/2028	95	97
MSCI
5.375%, 05/15/2027 (A)	300	320
Nationstar Mortgage Holdings
9.125%, 07/15/2026 (A)	955	1,024
6.000%, 01/15/2027 (A)	1,464	1,492
5.500%, 08/15/2028 (A)	2,283	2,280
Navient
5.000%, 03/15/2027	706	663
New Residential Investment
6.250%, 10/15/2025 (A)	3,853	3,797
NFP
7.000%, 05/15/2025 (A)	276	293
6.875%, 08/15/2028 (A)	864	875
NMI Holdings
7.375%, 06/01/2025 (A)	600	641
OneMain Finance
7.125%, 03/15/2026	2,830	3,162
6.625%, 01/15/2028	342	380
5.375%, 11/15/2029	1,172	1,219
PRA Group
7.375%, 09/01/2025 (A)	1,465	1,528
Quicken Loans
5.250%, 01/15/2028 (A)	682	719
3.875%, 03/01/2031 (A)	642	634
3.625%, 03/01/2029 (A)	642	636
Radian Group
4.500%, 10/01/2024	959	952
Sabre
5.250%, 11/15/2023 (A)	1,727	1,688
Sabre GLBL
9.250%, 04/15/2025 (A)	419	461
7.375%, 09/01/2025 (A)	290	293
Saracen Development
11.000%cash/3.000% PIK, 10/15/2025 (A)(E)(G)	2,262	2,589
Service Properties Trust
4.950%, 02/15/2027	1,415	1,259
Starwood Property Trust
4.750%, 03/15/2025	1,366	1,308
Verscend Escrow
9.750%, 08/15/2026 (A)	1,130	1,229

SEI Institutional Managed Trust / Annual Report / September 30, 2020	169

SCHEDULE OF INVESTMENTS

September 30, 2020

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Voya Financial
4.700%, VAR ICE LIBOR USD 3 Month+2.084%, 01/23/2048	$778	$779
WeWork
7.875%, 05/01/2025 (A)	3,190	2,034

		88,912

Health Care — 7.0%
Acadia Healthcare
5.500%, 07/01/2028 (A)	763	785
Air Medical Group Holdings
6.375%, 05/15/2023 (A)	255	255
Air Methods
8.000%, 05/15/2025 (A)	3,025	2,375
AMN Healthcare
4.625%, 10/01/2027 (A)	1,413	1,448
Avantor
6.000%, 10/01/2024 (A)	575	601
Avantor Funding
4.625%, 07/15/2028 (A)	1,156	1,199
Bausch Health
9.000%, 12/15/2025 (A)	1,695	1,844
7.250%, 05/30/2029 (A)	195	210
7.000%, 03/15/2024 (A)	805	833
7.000%, 01/15/2028 (A)	945	1,002
6.250%, 02/15/2029 (A)	3,638	3,742
6.125%, 04/15/2025 (A)	2,535	2,595
5.875%, 05/15/2023 (A)	22	22
5.250%, 01/30/2030 (A)	3,604	3,550
5.000%, 01/30/2028 (A)	890	864
Bausch Health Americas
9.250%, 04/01/2026 (A)	385	424
8.500%, 01/31/2027 (A)	842	925
Centene
5.375%, 06/01/2026 (A)	530	558
4.750%, 01/15/2025	1,829	1,880
4.625%, 12/15/2029	817	881
4.250%, 12/15/2027	1,637	1,713
3.375%, 02/15/2030	320	332
3.000%, 10/15/2030	1,345	1,372
Change Healthcare Holdings
5.750%, 03/01/2025 (A)	829	841
CHS
8.625%, 01/15/2024 (A)	315	313
DaVita
3.750%, 02/15/2031 (A)	2,996	2,887
Emergent BioSolutions
3.875%, 08/15/2028 (A)	2,512	2,522
Encompass Health
5.750%, 09/15/2025	915	942
4.750%, 02/01/2030	1,384	1,404
4.625%, 04/01/2031	137	137

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.500%, 02/01/2028	$2,615	$2,628
Endo Dac
9.500%, 07/31/2027 (A)	1,121	1,171
6.000%, 02/01/2025 (A)	698	489
6.000%, 06/30/2028 (A)	1,857	1,365
Endo Finance
5.750%, 01/15/2022 (A)	981	929
Envision Healthcare
8.750%, 10/15/2026 (A)	945	435
Global Medical Response
6.500%, 10/01/2025 (A)	1,470	1,459
HCA
5.875%, 02/15/2026	4,595	5,146
5.875%, 02/01/2029	465	542
5.625%, 09/01/2028	130	149
5.375%, 02/01/2025	3,961	4,337
3.500%, 09/01/2030	1,856	1,891
Hill-Rom Holdings
5.000%, 02/15/2025 (A)	625	642
4.375%, 09/15/2027 (A)	1,000	1,035
Hologic
4.375%, 10/15/2025 (A)	440	450
3.250%, 02/15/2029 (A)	258	260
Horizon Pharma USA
5.500%, 08/01/2027 (A)	797	846
IQVIA
5.000%, 10/15/2026 (A)	805	841
Jaguar Holding II
5.000%, 06/15/2028 (A)	95	99
4.625%, 06/15/2025 (A)	96	99
LifePoint Health
6.750%, 04/15/2025 (A)	374	394
4.375%, 02/15/2027 (A)	4,203	4,208
Mallinckrodt International Finance
5.625%, 10/15/2023 (A)	315	79
5.500%, 04/15/2025 (A)	630	157
MEDNAX
6.250%, 01/15/2027 (A)	992	1,029
Molina Healthcare
4.875%, 06/15/2025 (A)	1,500	1,530
MPH Acquisition Holdings
7.125%, 06/01/2024 (A)	873	897
Ortho-Clinical Diagnostics
7.375%, 06/01/2025 (A)	790	802
7.250%, 02/01/2028 (A)	2,241	2,331
Par Pharmaceutical
7.500%, 04/01/2027 (A)	2,007	2,103
Prestige Brands
5.125%, 01/15/2028 (A)	115	119
Prime Security Services Borrower
6.250%, 01/15/2028 (A)	740	749
3.375%, 08/31/2027 (A)	605	580

170	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Radiology Partners
9.250%, 02/01/2028 (A)	$2,104	$2,188
Select Medical
6.250%, 08/15/2026 (A)	841	875
Surgery Center Holdings
6.750%, 07/01/2025 (A)	828	824
Tenet Healthcare
7.500%, 04/01/2025 (A)	164	176
7.000%, 08/01/2025	735	757
6.875%, 11/15/2031	210	206
6.250%, 02/01/2027 (A)	1,433	1,479
6.125%, 10/01/2028 (A)	3,757	3,654
5.125%, 05/01/2025	1,729	1,745
5.125%, 11/01/2027 (A)	480	493
4.875%, 01/01/2026 (A)	1,500	1,527
4.625%, 07/15/2024	2,427	2,439
4.625%, 06/15/2028 (A)	2,506	2,542
US Renal Care
10.625%, 07/15/2027 (A)	355	376
Varex Imaging
7.875%, 10/15/2027 (A)	1,335	1,382
West Street Merger Sub
6.375%, 09/01/2025 (A)	1,141	1,164

		100,074

Industrials — 9.2%
ACCO Brands
5.250%, 12/15/2024 (A)	420	430
ADT Security
4.875%, 07/15/2032 (A)	938	947
Advanced Drainage Systems
5.000%, 09/30/2027 (A)	100	105
AerCap Ireland Capital DAC
6.500%, 07/15/2025	302	326
Alcoa
5.125%, 10/01/2024	30	32
Allison Transmission
5.875%, 06/01/2029 (A)	210	227
5.000%, 10/01/2024 (A)	360	364
4.750%, 10/01/2027 (A)	1,899	1,954
American Airlines
11.750%, 07/15/2025 (A)	851	821
American Airlines Group
5.000%, 06/01/2022 (A)	1,308	889
3.750%, 03/01/2025 (A)	545	276
American Builders & Contractors Supply
4.000%, 01/15/2028 (A)	1,110	1,128
American Woodmark
4.875%, 03/15/2026 (A)	585	592
Arconic
6.125%, 02/15/2028 (A)	656	674
5.900%, 02/01/2027	535	576

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
ASGN
4.625%, 05/15/2028 (A)	$1,122	$1,127
Avis Budget Car Rental
10.500%, 05/15/2025 (A)	485	553
6.375%, 04/01/2024 (A)	1,270	1,207
5.250%, 03/15/2025 (A)	195	177
Beacon Roofing Supply
4.875%, 11/01/2025 (A)	850	833
Boeing
5.805%, 05/01/2050	1,112	1,345
5.150%, 05/01/2030	1,225	1,377
Bombardier
8.750%, 12/01/2021 (A)	709	718
7.875%, 04/15/2027 (A)	820	622
7.500%, 12/01/2024 (A)	1,951	1,497
7.500%, 03/15/2025 (A)	875	656
6.000%, 10/15/2022 (A)	4,136	3,836
Brink’s
5.500%, 07/15/2025 (A)	235	245
Builders FirstSource
5.000%, 03/01/2030 (A)	853	883
BWX Technologies
5.375%, 07/15/2026 (A)	2,067	2,147
4.125%, 06/30/2028 (A)	397	406
Cargo Aircraft Management
4.750%, 02/01/2028 (A)	1,900	1,919
CDW
4.250%, 04/01/2028	370	383
3.250%, 02/15/2029	171	170
Clark Equipment
5.875%, 06/01/2025 (A)	1,546	1,602
Clean Harbors
4.875%, 07/15/2027 (A)	1,729	1,794
Cloud Crane
10.125%, 08/01/2024 (A)	1,180	1,196
Core & Main
6.125%, 08/15/2025 (A)	1,331	1,348
Core & Main Holdings
8.625%cash/9.375% PIK, 09/15/2024 (A)	1,635	1,647
Delta Air Lines
7.375%, 01/15/2026	1,123	1,177
7.000%, 05/01/2025 (A)	2,885	3,168
4.750%, 10/20/2028 (A)	2,407	2,499
4.500%, 10/20/2025 (A)	2,655	2,726
EnerSys
4.375%, 12/15/2027 (A)	559	570
EnPro Industries
5.750%, 10/15/2026	328	346
Fortress Transportation & Infrastructure Investors
6.750%, 03/15/2022 (A)	1,310	1,290

SEI Institutional Managed Trust / Annual Report / September 30, 2020	171

SCHEDULE OF INVESTMENTS

September 30, 2020

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Fortress Transportation and Infrastructure Investors
9.750%, 08/01/2027 (A)	$800	$857
6.500%, 10/01/2025 (A)	560	550
GFL Environmental
8.500%, 05/01/2027 (A)	232	252
7.000%, 06/01/2026 (A)	1,946	2,051
5.125%, 12/15/2026 (A)	350	361
3.750%, 08/01/2025 (A)	764	768
Granite Holdings US Acquisition
11.000%, 10/01/2027 (A)	1,685	1,727
Griffon
5.750%, 03/01/2028	450	470
H&E Equipment Services
5.625%, 09/01/2025	2,684	2,798
Harsco
5.750%, 07/31/2027 (A)	465	471
Herc Holdings
5.500%, 07/15/2027 (A)	2,160	2,235
Hertz
7.625%, 06/01/2022 (A)(B)	172	158
7.125%, 08/01/2026 (A)(B)	465	213
6.000%, 01/15/2028 (A)(B)	540	248
5.500%, 10/15/2024 (A)(B)	669	301
Hillman Group
6.375%, 07/15/2022 (A)	3,474	3,378
Howmet Aerospace
6.875%, 05/01/2025	125	138
Icahn Enterprises
4.750%, 09/15/2024	2,455	2,486
James Hardie International Finance DAC
5.000%, 01/15/2028 (A)	1,224	1,276
4.750%, 01/15/2025 (A)	200	204
JELD-WEN
6.250%, 05/15/2025 (A)	235	250
4.875%, 12/15/2027 (A)	15	15
4.625%, 12/15/2025 (A)	355	357
Korn Ferry
4.625%, 12/15/2027 (A)	2,560	2,586
Masonite International
5.750%, 09/15/2026 (A)	42	44
5.375%, 02/01/2028 (A)	2,155	2,298
MasTec
4.500%, 08/15/2028 (A)	343	346
Mileage Plus Holdings
6.500%, 06/20/2027 (A)	2,306	2,401
New Enterprise Stone & Lime
6.250%, 03/15/2026 (A)	1,330	1,370
Nielsen Finance
5.875%, 10/01/2030 (A)	412	426
5.625%, 10/01/2028 (A)	412	426
5.000%, 04/15/2022 (A)	705	707

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Nielsen Luxembourg Sarl
5.000%, 02/01/2025 (A)	$826	$841
PGT Escrow Issuer
6.750%, 08/01/2026 (A)	300	319
PowerTeam Services
9.033%, 12/04/2025 (A)	768	809
Prime Security Services Borrower
5.750%, 04/15/2026 (A)	1,044	1,116
RBS Global
4.875%, 12/15/2025 (A)	190	193
Remington Arms
0.000%, 12/31/2049 (E)	1,245	–
Sensata Technologies
5.000%, 10/01/2025 (A)	1,594	1,714
4.375%, 02/15/2030 (A)	2,687	2,821
3.750%, 02/15/2031 (A)	396	394
Sensata Technologies UK Financing
6.250%, 02/15/2026 (A)	1,345	1,409
Signature Aviation US Holdings
4.000%, 03/01/2028 (A)	4,191	3,898
Spirit AeroSystems
7.500%, 04/15/2025 (A)	268	272
5.500%, 01/15/2025 (A)	541	544
4.600%, 06/15/2028	70	57
1.050%, VAR ICE LIBOR USD 3 Month+0.800%, 06/15/2021	1,637	1,549
Spirit Loyalty Cayman
8.000%, 09/20/2025 (A)	1,780	1,886
SPX FLOW
5.875%, 08/15/2026 (A)	230	239
Standard Industries
5.000%, 02/15/2027 (A)	30	31
4.750%, 01/15/2028 (A)	725	752
3.375%, 01/15/2031 (A)	132	130
Stevens Holding
6.125%, 10/01/2026 (A)	245	262
Summit Materials
5.125%, 06/01/2025 (A)	1,302	1,320
Team Health Holdings
6.375%, 02/01/2025 (A)	1,217	834
Teck Resources
6.125%, 10/01/2035	833	996
Teekay Offshore Partners
8.500%, 07/15/2023 (A)	1,714	1,465
Terex
5.625%, 02/01/2025 (A)	710	712
TransDigm
8.000%, 12/15/2025 (A)	500	544
6.375%, 06/15/2026	1,745	1,752
6.250%, 03/15/2026 (A)	4,393	4,588
5.500%, 11/15/2027	1,982	1,905

172	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
TriMas
4.875%, 10/15/2025 (A)	$205	$208
Triumph Group
8.875%, 06/01/2024 (A)	569	606
7.750%, 08/15/2025	2,110	1,353
6.250%, 09/15/2024 (A)	250	213
5.250%, 06/01/2022	165	135
Tutor Perini
6.875%, 05/01/2025 (A)	5,054	4,650
Uber Technologies
7.500%, 05/15/2025 (A)	554	590
United Airlines Holdings
4.875%, 01/15/2025	1,125	968
United Continental Holdings
4.250%, 10/01/2022	708	655
United Rentals North America
5.875%, 09/15/2026	380	400
5.500%, 05/15/2027	240	255
4.875%, 01/15/2028	380	399
4.625%, 10/15/2025	660	675
Univar Solutions USA
5.125%, 12/01/2027 (A)	281	288
Wabash National
5.500%, 10/01/2025 (A)	475	475
Welbilt
9.500%, 02/15/2024	1,100	1,127
WESCO Distribution
7.250%, 06/15/2028 (A)	356	390
7.125%, 06/15/2025 (A)	356	388
Western Global Airlines
10.375%, 08/15/2025 (A)	1,010	1,030
Wolverine Escrow
13.125%, 11/15/2027 (A)	240	168
9.000%, 11/15/2026 (A)	620	512
XPO Logistics
6.750%, 08/15/2024 (A)	1,781	1,886
6.500%, 06/15/2022 (A)	240	241
6.250%, 05/01/2025 (A)	215	230
6.125%, 09/01/2023 (A)	230	235

		132,402

Information Technology — 3.5%
ACI Worldwide
5.750%, 08/15/2026 (A)	394	416
Alliance Data Systems
7.000%, 01/15/2026 (A)	1,550	1,542
4.750%, 12/15/2024 (A)	1,477	1,384
AMS
7.000%, 07/31/2025 (A)	1,617	1,712
Ascend Learning
6.875%, 08/01/2025 (A)	530	542

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Avaya
6.125%, 09/15/2028 (A)	$3,098	$3,159
Black Knight InfoServ
3.625%, 09/01/2028 (A)	459	464
Booz Allen Hamilton
3.875%, 09/01/2028 (A)	235	241
BY Crown Parent
4.250%, 01/31/2026 (A)	968	986
CDK Global
5.875%, 06/15/2026	33	34
5.250%, 05/15/2029 (A)	190	202
CommScope
8.250%, 03/01/2027 (A)	1,973	2,052
7.125%, 07/01/2028 (A)	325	334
CommScope Finance
6.000%, 03/01/2026 (A)	600	625
CommScope Technologies
6.000%, 06/15/2025 (A)	3,347	3,392
Dell International
6.200%, 07/15/2030 (A)	85	102
6.020%, 06/15/2026 (A)	921	1,081
5.300%, 10/01/2029 (A)	571	655
Diebold Nixdorf
9.375%, 07/15/2025 (A)	2,029	2,141
DXC Technology
4.750%, 04/15/2027	852	949
Entegris
4.625%, 02/10/2026 (A)	635	649
4.375%, 04/15/2028 (A)	725	745
Gartner
4.500%, 07/01/2028 (A)	50	53
3.750%, 10/01/2030 (A)	117	118
Go Daddy Operating
5.250%, 12/01/2027 (A)	1,868	1,944
Hughes Satellite Systems
5.250%, 08/01/2026	549	584
MagnaChip Semiconductor
6.625%, 07/15/2021	345	345
Microchip Technology
4.250%, 09/01/2025 (A)	136	141
MTS Systems
5.750%, 08/15/2027 (A)	140	138
NCR
8.125%, 04/15/2025 (A)	122	135
6.125%, 09/01/2029 (A)	450	477
5.750%, 09/01/2027 (A)	1,505	1,573
5.000%, 10/01/2028 (A)	692	693
Nuance Communications
5.625%, 12/15/2026	1,757	1,854
ON Semiconductor
3.875%, 09/01/2028 (A)	416	422

SEI Institutional Managed Trust / Annual Report / September 30, 2020	173

SCHEDULE OF INVESTMENTS

September 30, 2020

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Open Text Holdings
4.125%, 02/15/2030 (A)	$1,487	$1,529
Presidio Holdings
8.250%, 02/01/2028 (A)	567	594
4.875%, 02/01/2027 (A)	160	162
PTC
4.000%, 02/15/2028 (A)	645	663
3.625%, 02/15/2025 (A)	549	557
Science Applications International
4.875%, 04/01/2028 (A)	1,670	1,696
Seagate HDD Cayman
5.750%, 12/01/2034	856	976
SS&C Technologies
5.500%, 09/30/2027 (A)	1,464	1,556
Switch
3.750%, 09/15/2028 (A)	106	107
Tempo Acquisition
5.750%, 06/01/2025 (A)	655	686
Veritas US
7.500%, 09/01/2025 (A)	3,280	3,382
ViaSat
6.500%, 07/15/2028 (A)	2,455	2,459
5.625%, 09/15/2025 (A)	1,548	1,517
Xerox Holdings
5.500%, 08/15/2028 (A)	278	274
5.000%, 08/15/2025 (A)	2,038	2,014

		50,056

Materials — 9.2%
Alcoa Nederland Holding BV
7.000%, 09/30/2026 (A)	285	299
6.750%, 09/30/2024 (A)	495	511
6.125%, 05/15/2028 (A)	1,098	1,157
5.500%, 12/15/2027 (A)	1,045	1,089
Allegheny Technologies
7.875%, 08/15/2023	1,764	1,804
5.875%, 12/01/2027	2,239	2,152
Alpha 2 BV
8.750%cash/9.500% PIK, 06/01/2023 (A)	1,395	1,399
Arconic
6.000%, 05/15/2025 (A)	660	705
ARD Finance
6.500%cash/0% PIK, 06/30/2027 (A)	2,092	2,081
Ardagh Packaging Finance
6.000%, 02/15/2025 (A)	356	370
5.250%, 04/30/2025 (A)	1,280	1,338
5.250%, 08/15/2027 (A)	455	464
4.125%, 08/15/2026 (A)	758	768
Ashland
6.875%, 05/15/2043	851	1,089

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Axalta Coating Systems
4.875%, 08/15/2024 (A)	$290	$295
4.750%, 06/15/2027 (A)	150	153
Baffinland Iron Mines
8.750%, 07/15/2026 (A)	4,940	5,088
Berry Global
4.500%, 02/15/2026 (A)	2,593	2,619
Berry Global (Escrow Security)
4.875%, 07/15/2026 (A)	1,209	1,269
Big River Steel
6.625%, 01/31/2029 (A)	264	267
Boart Longyear Management Pty
10.000%, 12/31/2022	1,960	1,568
Boise Cascade
4.875%, 07/01/2030 (A)	692	744
BWAY Holding
7.250%, 04/15/2025 (A)	2,169	2,042
Carpenter Technology
6.375%, 07/15/2028	184	193
CENVO Corp (Escrow Security)
0.000%, 09/15/2022 (E)(G)(H)	5,650	5
CF Industries
5.150%, 03/15/2034	677	799
4.950%, 06/01/2043	144	167
Chemours
7.000%, 05/15/2025	320	324
6.625%, 05/15/2023	600	607
5.375%, 05/15/2027	511	506
Clearwater Paper
5.375%, 02/01/2025 (A)	910	954
Cleveland-Cliffs
6.750%, 03/15/2026 (A)	1,669	1,698
4.875%, 01/15/2024 (A)	998	983
Compass Minerals International
6.750%, 12/01/2027 (A)	1,120	1,210
Constellium
6.625%, 03/01/2025 (A)	389	398
5.875%, 02/15/2026 (A)	971	996
5.750%, 05/15/2024 (A)	847	862
5.625%, 06/15/2028 (A)	1,524	1,556
Cornerstone Chemical
6.750%, 08/15/2024 (A)	5,395	5,048
Crown Americas
4.750%, 02/01/2026	835	866
4.250%, 09/30/2026	2,195	2,272
CVR Partners
9.250%, 06/15/2023 (A)	2,725	2,521
Eldorado
9.500%, 06/01/2024 (A)	950	1,009
Element Solutions
3.875%, 09/01/2028 (A)	1,367	1,341

174	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
First Quantum Minerals
7.500%, 04/01/2025 (A)	$3,355	$3,318
7.250%, 04/01/2023 (A)	608	607
6.875%, 03/01/2026 (A)	1,941	1,871
6.875%, 10/15/2027 (A)	448	432
6.500%, 03/01/2024 (A)	1,654	1,586
Flex Acquisition
7.875%, 07/15/2026 (A)	822	836
6.875%, 01/15/2025 (A)	755	755
FMG Resources August 2006 PTY
4.500%, 09/15/2027 (A)	1,139	1,216
Forterra Finance
6.500%, 07/15/2025 (A)	185	195
Freeport-McMoRan
5.450%, 03/15/2043	2,980	3,304
5.400%, 11/14/2034	2,157	2,386
4.625%, 08/01/2030	526	553
4.375%, 08/01/2028	696	720
4.125%, 03/01/2028	1,189	1,204
GCP Applied Technologies
5.500%, 04/15/2026 (A)	575	587
Graham Packaging
7.125%, 08/15/2028 (A)	85	89
Greif
6.500%, 03/01/2027 (A)	345	357
Hecla Mining
7.250%, 02/15/2028	620	672
Hexion
7.875%, 07/15/2027 (A)	3,035	3,034
IAMGOLD
5.750%, 10/15/2028 (A)	1,835	1,785
INEOS Group Holdings
5.625%, 08/01/2024 (A)	1,340	1,354
Innophos Holdings
9.375%, 02/15/2028 (A)	1,790	1,904
Jupiter Resources
13.000%, 01/31/2024 (E)(G)	376	335
Kaiser Aluminum
4.625%, 03/01/2028 (A)	1,735	1,618
Kraton Polymers
7.000%, 04/15/2025 (A)	1,960	1,999
LABL Escrow Issuer
10.500%, 07/15/2027 (A)	290	308
6.750%, 07/15/2026 (A)	390	411
LSB Industries
9.625%, 05/01/2023 (A)	5,050	4,949
Mineral Resources
8.125%, 05/01/2027 (A)	2,790	3,028
Mosaic
5.450%, 11/15/2033	408	475
Mountain Province Diamonds
8.000%, 12/15/2022 (A)	2,715	2,063

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
New
7.500%, 07/15/2027 (A)	$1,260	$1,342
New Gold
6.375%, 05/15/2025 (A)	1,055	1,089
Northwest Acquisitions ULC
7.125%, 11/01/2022 (A)(B)	2,115	34
Nouryon Holding BV
8.000%, 10/01/2026 (A)	455	482
NOVA Chemicals
5.250%, 06/01/2027 (A)	590	555
5.000%, 05/01/2025 (A)	1,800	1,755
4.875%, 06/01/2024 (A)	300	298
Novelis
5.875%, 09/30/2026 (A)	1,884	1,936
4.750%, 01/30/2030 (A)	850	835
OCI
5.250%, 11/01/2024 (A)	766	790
OI European Group BV
4.000%, 03/15/2023 (A)	1,000	1,015
Owens-Brockway Glass Container
6.625%, 05/13/2027 (A)	1,195	1,294
6.375%, 08/15/2025 (A)	600	658
5.875%, 08/15/2023 (A)	679	713
Rain CII Carbon
7.250%, 04/01/2025 (A)	5,715	5,458
Reichhold Industries
9.000%, 05/08/2017 (A)(B)(E)	859	–
Reynolds Group Issuer
4.000%, 10/15/2027 (A)	825	831
Scotts Miracle-Gro
4.500%, 10/15/2029	84	89
Summit Materials
5.250%, 01/15/2029 (A)	1,321	1,375
Taseko Mines
8.750%, 06/15/2022 (A)	978	932
Trident Merger Sub
6.625%, 11/01/2025 (A)	1,596	1,572
Trident TPI Holdings
9.250%, 08/01/2024 (A)	1,410	1,497
Trinseo Materials Operating
5.375%, 09/01/2025 (A)	630	623
Trivium Packaging Finance BV
8.500%, 08/15/2027 (A)	453	488
5.500%, 08/15/2026 (A)	599	620
Tronox
6.500%, 05/01/2025 (A)	507	529
6.500%, 04/15/2026 (A)	325	325
Tronox Finance
5.750%, 10/01/2025 (A)	1,299	1,280
United States Steel
12.000%, 06/01/2025 (A)	770	820

SEI Institutional Managed Trust / Annual Report / September 30, 2020	175

SCHEDULE OF INVESTMENTS

September 30, 2020

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Valvoline
4.250%, 02/15/2030 (A)	$185	$189
Venator Finance Sarl
9.500%, 07/01/2025 (A)	871	923
5.750%, 07/15/2025 (A)	1,791	1,540
Warrior Met Coal
8.000%, 11/01/2024 (A)	1,650	1,680

		131,104

Real Estate — 2.1%
Brookfield Property
5.750%, 05/15/2026 (A)	3,214	2,533
CoreCivic
5.000%, 10/15/2022	245	241
4.625%, 05/01/2023	475	451
Diversified Healthcare Trust
9.750%, 06/15/2025	2,451	2,726
GEO Group
5.875%, 01/15/2022	280	271
5.125%, 04/01/2023	35	28
Howard Hughes
5.375%, 08/01/2028 (A)	562	562
Iron Mountain
5.250%, 03/15/2028 (A)	1,357	1,413
5.250%, 07/15/2030 (A)	765	797
5.000%, 07/15/2028 (A)	990	1,015
4.875%, 09/15/2027 (A)	2,718	2,772
4.875%, 09/15/2029 (A)	1,000	1,017
4.500%, 02/15/2031 (A)	268	270
iStar
4.750%, 10/01/2024	566	548
4.250%, 08/01/2025	1,119	1,044
Lamar Media
4.875%, 01/15/2029 (A)	115	120
4.000%, 02/15/2030 (A)	565	565
3.750%, 02/15/2028 (A)	847	843
Outfront Media Capital
6.250%, 06/15/2025 (A)	554	571
QualityTech
3.875%, 10/01/2028 (A)	595	599
Realogy Group
4.875%, 06/01/2023 (A)	986	976
RHP Hotel Properties
5.000%, 04/15/2023	1,000	979
4.750%, 10/15/2027	1,515	1,397
Uniti Group
8.250%, 10/15/2023	1,516	1,493
7.875%, 02/15/2025 (A)	813	862
7.125%, 12/15/2024 (A)	705	682
6.000%, 04/15/2023 (A)	1,080	1,086
VICI Properties
4.625%, 12/01/2029 (A)	448	456

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.250%, 12/01/2026 (A)	$429	$431
4.125%, 08/15/2030 (A)	816	803
3.750%, 02/15/2027 (A)	580	570
XHR
6.375%, 08/15/2025 (A)	1,810	1,805

		29,926

Utilities — 1.6%
AES
6.000%, 05/15/2026	140	147
5.500%, 04/15/2025	415	428
Calpine
5.000%, 02/01/2031 (A)	488	497
4.625%, 02/01/2029 (A)	140	140
4.500%, 02/15/2028 (A)	4,129	4,229
NRG Energy
12.000%, 09/25/2025 (E)(G)	656	680
7.250%, 05/15/2026	815	867
6.625%, 01/15/2027	1,113	1,177
Pacific Gas and Electric
4.750%, 02/15/2044	337	347
4.300%, 03/15/2045	394	387
3.950%, 12/01/2047	657	609
PG&E
5.250%, 07/01/2030	3,370	3,260
5.000%, 07/01/2028	568	551
Pike
5.500%, 09/01/2028 (A)	1,026	1,032
Rockpoint Gas Storage Canada
7.000%, 03/31/2023 (A)	1,795	1,665
Talen Energy Supply
7.625%, 06/01/2028 (A)	556	556
6.625%, 01/15/2028 (A)	1,235	1,196
Vistra Operations
5.625%, 02/15/2027 (A)	662	699
5.500%, 09/01/2026 (A)	360	376
5.000%, 07/31/2027 (A)	2,597	2,722
4.300%, 07/15/2029 (A)	1,636	1,786

		23,351

Total Corporate Obligations (Cost $1,144,248) ($ Thousands)		1,120,628

LOAN PARTICIPATIONS — 9.6%
Academy, LTD., Initial Term Loan, 1st Lien
5.000%, VAR LIBOR+4.000%, 07/01/2022	5,346	5,215
Affinity Game, Term Loan 2, 1st Lien
4.250%, 07/01/2023 (I)	809	721
Agrofresh Inc., Initial Term Loan
7.250%, 12/31/2024	2,097	2,042

176	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
AI Aqua Merger Sub, Inc., Tranche B-1 Term Loan, 1st Lien
4.250%, VAR LIBOR+3.250%, 12/13/2023	$1,423	$1,387
Alvogen Pharma US, Inc., January 2020 Loan, 1st Lien
6.250%, 12/31/2023	1,266	1,217
AMC Entertainment Holdings, Inc. (fka AMC Entertainment Inc.), Term B-1 Loan, 1st Lien
3.220%, VAR LIBOR+3.000%, 04/22/2026	74	47
American Gaming, Term Loan, 1st Lien
14.000%, 02/15/2024 (E)	863	859
American Greetings, Term Loan, 1st Lien
5.500%, 04/06/2024 (I)(J)	432	423
American Tire Distributors, Inc., Initial Term Loan, 1st Lien
8.500%, 09/02/2024 (J)	3,475	2,944
Aptos, 1st Lien
5.647%, 03/04/2027 (I)	178	167
Ascend Learning, LLC, Initial Term Loan, 2nd Lien
4.000%, VAR LIBOR+3.250%, 07/12/2024	141	139
Asurion, LLC (fka Asurion Corporation), Second Lien Replacement B-2 Term Loan, 2nd Lien
6.647%, VAR LIBOR+6.500%, 08/04/2025	2,173	2,173
Avianca, Dip Tranche A, 1st Lien
0.000%, 11/10/2021 (J)	1,555	1,532
Banijay Entertainment S.A.S., Facility B (USD), 1st Lien
3.907%, 03/01/2025 (J)	45	44
Bausch Health Companies Inc., Initial Term Loan, 1st Lien
3.151%, VAR LIBOR+3.000%, 06/02/2025	468	458
Boardriders, Inc., Tranche A Loan
9.000%, 10/23/2023 (E)(G)	389	377
Boardriders, Inc., Tranche B-2 Loan
9.000%, 04/23/2024 (E)(G)	2,092	1,548
Buckeye Partners, L.P., Initial Term Loan, 1st Lien
2.897%, VAR LIBOR+2.750%, 11/01/2026	229	224
BWay Holding Company, Initial Term Loan, 1st Lien
3.523%, VAR LIBOR+3.250%, 04/03/2024	1,724	1,616

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Caesars Resort Collection, LLC, Term B-1 Loan, 1st Lien
4.772%, VAR LIBOR+4.500%, 07/21/2025	$309	$299
4.647%, VAR LIBOR+4.500%, 07/21/2025	2,378	2,298
Carestream Health, Inc., Extended Term Loan, 1st Lien
5.500%, 08/08/2023 (E)	1,730	1,358
Carestream Health, Inc., Term Loan, 1st Lien
7.750%, 05/08/2023	1,457	1,416
Cengage Learning, Inc., 2016 Refinancing Term Loan, 1st Lien
5.250%, VAR LIBOR+4.250%, 06/07/2023	3,497	2,915
CenturyLink, Inc., Term B Loan, 1st Lien
2.397%, VAR LIBOR+2.250%, 03/15/2027	154	147
Cenveo Corp., Term Loan, 1st Lien
10.500%, 06/07/2023 (I)	141	133
Cenveo Corporation, Exit Term Loan, 1st Lien
10.592%, 06/07/2023 (E)	9	8
10.500%, 06/07/2023 (E)	1,350	1,273
Claire’s Stores, Inc., Initial Term Loan, 1st Lien
6.647%, VAR LIBOR+6.500%, 12/18/2026	1,133	869
Clarios Global LP, Initial Dollar Term Loan, 1st Lien
3.647%, VAR LIBOR+3.500%, 04/30/2026	693	674
ConvergeOne Holdings, Corp., Initial Term Loan, 1st Lien
5.147%, VAR LIBOR+5.000%, 01/04/2026	3,273	2,982
Cornerstone OnDemand, Inc., Term Loan, 1st Lien
4.406%, VAR LIBOR+4.250%, 04/22/2027	200	199
Coty Inc., Term B USD Loan, 1st Lien
2.409%, VAR LIBOR+2.250%, 04/07/2025	1,647	1,467
East Valley Tourist Development Authority, Term Loan, 1st Lien
9.000%, VAR LIBOR+8.000%, 03/07/2022 (E)	2,168	1,908
Endo Luxembourg Finance Company I S.ar.l., Initial Term Loan, 1st Lien
5.000%, VAR LIBOR+4.250%, 04/29/2024	516	490

SEI Institutional Managed Trust / Annual Report / September 30, 2020	177

SCHEDULE OF INVESTMENTS

September 30, 2020

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Envision Healthcare Corporation, Initial Term Loan, 1st Lien
3.897%, VAR LIBOR+3.750%, 10/10/2025	$3,983	$2,864
Epic Crude Services, LP, Term Loan, 1st Lien
5.260%, VAR LIBOR+5.000%, 03/02/2026	1,720	1,213
Epic Y-Grade Services, LP, Term Loan
7.000%, 06/30/2027 (J)	2,244	1,807
eResearchTechnology, Inc., Initial Term Loan, 1st Lien
5.500%, 02/04/2027	1,278	1,272
Foresight Energy Operating LLC, Tranche A Term Loan, 1st Lien
9.500%, 06/30/2027 (E)(G)	274	274
Frontier Communications Corporation, Term B-1 Loan, 1st Lien
6.000%, VAR LIBOR+3.750%, 06/15/2024	928	910
Gates Global LLC, Initial B-2 Dollar Term Loan, 1st Lien
3.750%, VAR LIBOR+2.750%, 04/01/2024	504	495
Getty Images, Inc., Initial Dollar Term Loan, 1st Lien
4.688%, VAR LIBOR+4.500%, 02/19/2026	736	685
GFL Environmental Inc., Effective Date Incremental Term Loan, 1st Lien
4.000%, VAR LIBOR+3.000%, 05/30/2025	285	284
4.000%, VAR LIBOR+3.000%, 05/30/2025	51	51
Global Medical Response, Inc., 2018 New Term Loan, 1st Lien
5.250%, VAR LIBOR+4.250%, 03/14/2025	1,011	977
Global Medical Response, Inc., 2018 Term Loan Retired 10/02/2020, 1st Lien
4.250%, VAR LIBOR+3.250%, 04/28/2022	1,171	1,167
Golden Nugget, Inc., Initial B Term Loan, 1st Lien
3.250%, VAR LIBOR+2.750%, 10/04/2023	690	614
Graham Packaging Company Inc., Initial Term Loan, 1st Lien
4.500%, VAR LIBOR+3.750%, 08/04/2027	356	353
Green Energy Partners/Stonewall LLC, Term B-1 Conversion Advances, 1st Lien
6.500%, VAR LIBOR+5.500%, 11/13/2021 (E)	399	359

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Harland Clarke Holdings, Cov-Lite, Term Loan, 1st Lien
5.750%, 11/03/2023	$261	$213
Hercules Achievement, Inc. (Varsity Brands Holding Co., Inc.), Initial Term Loan, 1st Lien
4.500%, VAR LIBOR+3.500%, 12/16/2024	309	258
Horseshoe Baltimore, Cov-Lite, Term Loan B, 1st Lien
4.147%, 07/08/2024 (I)	939	818
Hoya Midco, LLC, Initial Term Loan, 1st Lien
4.500%, VAR LIBOR+3.500%, 06/30/2024	1,260	1,077
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.), New Term Loan, 1st Lien
3.147%, VAR LIBOR+3.000%, 05/01/2026	476	451
Indivior Finance S.a r.l., 2017 Replacement USD Term Loan, 1st Lien
5.500%, 12/19/2022 (E)	645	625
Informatica LLC , Dollar 2020 Term Loan, 1st Lien
3.397%, VAR LIBOR+3.250%, 02/25/2027	98	95
IRB Holding Corp., 2020 Replacement Term B Loan, 1st Lien
3.750%, VAR LIBOR+2.750%, 02/05/2025	274	261
J.C. Penney Corporation, Inc., Loan (2016), 1st Lien
5.250%, VAR LIBOR+4.250%, 06/23/2023 (B)	2,253	660
J.C. Penney Corporation, Inc. , Loan (DIP), 1st Lien
13.000%, VAR LIBOR+11.750%, 11/16/2020 (E)	1,829	2,305
Jaguar Holding Company I, LLC (fka Jaguar Holding Company I), 2018 Term Loan, 1st Lien
3.500%, VAR LIBOR+2.500%, 08/18/2022	638	635
Knight Energy Services, Exit Facility Loan
8.500%, 02/09/2024 (E)	61	—
Kronos Acquisition Intermediate Inc., Initial Loan, 1st Lien
6.256%, VAR LIBOR+4.000%, 05/15/2023 (J)	142	141
5.000%, VAR LIBOR+4.000%, 05/15/2023	74	74

178	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Lanai Holdings II, Inc., Initial Term Loan, 1st Lien
5.750%, VAR LIBOR+4.750%, 08/29/2022	$4,944	$4,654
Lifescan Global Corporation, Initial Term Loan, 1st Lien
7.175%, 10/01/2024 (I)	6,780	6,381
7.175%, 10/01/2024	43	40
Mashantucket (Western) Pequot Tribe, Term B Loan, 1st Lien
8.375%, VAR LIBOR+8.125%, 12/31/2020 (E)	6,896	6,724
Mavenir Systems, Inc., Initial Term Loan, 1st Lien
7.000%, VAR LIBOR+6.000%, 05/08/2025 (E)	2,511	2,486
Mcclatchy/SIJ, 1st Lien
10.167%, 07/15/2026	3,470	3,461
McGraw-Hill Global Education Holdings, LLC, Term B Loan, 1st Lien
5.000%, VAR LIBOR+4.000%, 05/04/2022	3,694	3,085
Meredith Corporation, Tranche B-3 Term Loan, 1st Lien
5.250%, VAR LIBOR+4.250%, 01/31/2025	319	313
Merrill Communications, Term Loan, 1st Lien
6.195%, 10/05/2026 (E)	1,512	1,474
MI Windows and Doors, LLC, Initial Term Loan, 1st Lien
6.500%, 11/06/2026 (E)(J)	770	770
Mileage Plus Holdings LLC (Mileage Plus Intellectual Property Assets, Ltd.), Initial Term Loan, 1st Lien
6.250%, VAR LIBOR+5.250%, 06/21/2027	937	951
Misys Limited, Dollar Term Loan, 1st Lien
4.500%, VAR LIBOR+3.500%, 06/13/2024	1,598	1,491
MLN US HoldCo LLC, Term B Loan, 1st Lien
4.656%, VAR LIBOR+4.500%, 11/30/2025	806	686
Monitronics International Inc
7.750%, 03/29/2024	988	741
New rue21, LLC, Term Loan, 1st Lien
12.500%, VAR FIXED+12.500%, 09/22/2022	126	98
Nine West Holdings Inc., Term Loan, 1st Lien
8.220%, 03/19/2024	711	588
Nouryon Finance B.V., Initial Dollar Term Loan, 1st Lien
3.151%, VAR LIBOR+3.000%, 10/01/2025	542	524

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Peak 10 Holding Corporation, Initial Term Loan, 1st Lien
3.720%, VAR LIBOR+3.500%, 08/01/2024	$4,698	$4,006
PetSmart, Inc., Amended Loan, 1st Lien
4.500%, VAR LIBOR+3.500%, 03/11/2022	417	416
Plantronics, Inc., Initial Term B Loan
2.647%, 07/02/2025	29	27
2.647%, 07/02/2025	195	183
Polymer Additives, Inc., Closing Date Term Loan
6.862%, 07/31/2025 (E)(J)	1,894	1,489
Polymer Additives, Inc., Term Loan, 1st Lien
6.862%, 07/31/2025	3	2
Radio One, Inc., Initial Term Loan, 1st Lien
5.000%, VAR LIBOR+4.000%, 04/18/2023	600	502
Rcn Cable, 1st Lien
4.250%, 09/25/2026	290	284
Red Lobster Management LLC, Initial Term Loan, 1st Lien
6.250%, 07/28/2021 (I)	1,933	1,786
Refinitiv US Holdings Inc., Initial Dollar Term Loan, 1st Lien
3.397%, VAR LIBOR+3.250%, 10/01/2025	226	224
Revlon Consumer Products Corporation, 2016 Term Loan, 1st Lien
4.250%, VAR LIBOR+3.500%, 09/07/2023	4,952	1,347
Shutterfly, Insitutional Term Loan, 1st Lien
7.000%, 09/25/2026	226	205
SkyMiles IP Ltd. (Delta Air Lines, Inc.), Initial Term Loan, 1st Lien
4.750%, VAR LIBOR+3.750%, 09/16/2027 (J)	230	232
Sotera Health Holdings, LLC, Initial Term Loan, 1st Lien
5.500%, VAR LIBOR+4.500%, 12/11/2026	1,234	1,228
SP PF Buyer LLC, Closing Date Term Loan, 1st Lien
4.647%, 12/22/2025	1,517	1,364
Staples, Inc., 2019 Refinancing New Term B-1 Loan, 1st Lien
5.251%, VAR LIBOR+5.000%, 04/16/2026	1,596	1,481
Steinway Musical Instruments, Inc., Closing Date Loan
4.750%, 02/14/2025	751	718

SEI Institutional Managed Trust / Annual Report / September 30, 2020	179

SCHEDULE OF INVESTMENTS

September 30, 2020

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Sunshine Luxembourg VII SARL, Facility B1, 1st Lien
4.470%, VAR LIBOR+4.250%, 10/01/2026	$710	$705
Syniverse Holdings, Inc., Tranche C Term Loan , 1st Lien
6.000%, VAR LIBOR+5.000%, 03/09/2023 (J)	7,369	5,656
Team Health Holdings, Inc., Initial Term Loan, 1st Lien
3.750%, VAR LIBOR+2.750%, 02/06/2024 (J)	7,644	6,392
Titan Acquisition Limited, Initial Term Loan, 1st Lien
3.361%, VAR LIBOR+3.000%, 03/28/2025	1,071	1,009
T-Mobile USA, Inc., Term Loan, 1st Lien
3.147%, VAR LIBOR+3.000%, 04/01/2027	643	642
Traverse Midstream Partners LLC, Advance, 1st Lien
5.000%, VAR LIBOR+4.000%, 09/27/2024	4,433	4,062
Tutor Perini, 1st Lien
5.750%, 08/18/2027	1,175	1,157
Twin River Worldwide Holdings, Inc., Term B-1 Facility Loan, 1st Lien
9.000%, VAR LIBOR+8.000%, 05/11/2026	759	800
U.S. Renal Care, Inc., Initial Term Loan, 1st Lien
5.147%, VAR LIBOR+5.000%, 06/26/2026	485	472
Uber Technologies, Inc., Term Loan, 1st Lien
5.000%, 04/04/2025	324	321
Valaris Dip 0.000%, 08/17/2021 (E)(J)	1,115	1,116
Vertic Group Corporation, Term Loan, 1st Lien
3.157%, 03/02/2027	149	147
Vertical Midco GmbH, Facility B (USD), 1st Lien
4.570%, 07/30/2027 (J)	278	275
Woodford Express, LLC, Initial Term Loan
6.000%, 01/27/2025	1,625	1,075
Zayo Group Holdings, Inc., Initial Dollar Term Loan, 1st Lien
3.147%, VAR LIBOR+3.000%, 03/09/2027	343	333

Total Loan Participations (Cost $143,780) ($ Thousands)		136,630

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES — 9.0%

Other Asset-Backed Securities — 9.0%

Airplanes Pass-Through Trust, Ser 2001-1A, Cl A9(K)
0.735%, VAR ICE LIBOR USD 1 Month+0.550%, 03/15/2019 (A)(B)(E)	$587	$22
Ares XXXIV CLO, Ser 2015-2A, Cl SUB 0.000%, 04/17/2033 (A)(E)(L)	1,952	1,015
Ares XXXIV CLO, Ser 2020-2A, Cl FR
8.873%, VAR ICE LIBOR USD 3 Month+8.600%, 04/17/2033 (A)(E)	1,446	1,012
B&M CLO, Ser 2014-1A, Cl E
6.021%, VAR ICE LIBOR USD 3 Month+5.750%, 04/16/2026 (A)(E)	2,480	1,215
Battalion CLO V, Ser 2014-5A, Cl SUB
0.000%, 04/17/2026 (A)(E)(L)	3,274	47
Battalion CLO VII, Ser 2014-7A, Cl SUB
0.000%, 07/17/2028 (A)(E)(L)	4,490	1,167
Battalion CLO VIII, Ser 2015-8A, Cl SUB
0.000%, 07/18/2030 (A)(E)(L)	3,390	1,763
Battalion CLO X, Ser 2016-10A, Cl SUB
0.000%, 01/24/2029 (A)(E)(L)	4,450	2,848
Battalion CLO XI, Ser 2017-11A, Cl SUB
0.000%, 10/24/2029 (A)(E)(L)	5,857	4,217
Battalion CLO XII, Ser 2018-12A, Cl SUB
0.000%, 05/17/2031 (A)(E)(L)	4,663	3,078
Battalion CLO XIV, Ser 2019-14A
0.000%, 04/20/2032 (E)(L)	3,427	1,919
Battalion CLO XVI, Ser 2019-16A, Cl SUB
0.000%, 12/19/2032 (A)(E)(L)	3,589	2,441
Battalion CLO, Ser 2018
0.000%, 10/15/2032 (L)	1,533	1,502
Benefit Street Partners CLO III, Ser 2013-IIIA, Cl SUB
0.000%, 07/20/2029 (A)(E)(L)	2,531	481
Benefit Street Partners CLO IV
0.000%, 07/20/2026 (A)(E)(L)	5	729
Benefit Street Partners CLO IX
0.000%, 07/20/2025 (A)(E)(L)	2,293	1,147
Benefit Street Partners CLO V
0.000%, 10/20/2026 (A)(E)(L)	6,387	64
Benefit Street Partners CLO V-B
0.000%, 04/20/2031 (E)(L)	10,259	4,740
Benefit Street Partners CLO VI, Ser 2015-VIA, Cl SUB
0.000%, 10/18/2029 (A)(E)(L)	7,502	1,575
Benefit Street Partners CLO VII, Ser 2015-VIII, Cl SUB
0.000%, 07/18/2027 (E)(L)	6,715	1,815
Benefit Street Partners CLO VIII
0.000%, 01/20/2028 (A)(E)(L)	6,720	3,360

180	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Benefit Street Partners CLO X, Ser 2016-10A, Cl SUB
0.000%, 01/15/2029 (A)(E)(L)	$6,228	$1,121
Benefit Street Partners CLO XII, Ser 2017- 12A, Cl C
3.325%, VAR ICE LIBOR USD 3 Month+3.050%, 10/15/2030 (A)(E)	1,238	1,127
Benefit Street Partners CLO XIV, Warehouse Note, Ser 2018-14A, Cl SUB
0.000%, 04/20/2031 (A)(E)(L)	3,809	2,095
Benefit Street Partners CLO XVIII, Ser 2019-18A, Cl SUB
0.000%, 10/15/2032 (A)(E)(L)	3,486	2,115
Benefit Street Partners CLO XX, Ser 2020- 20A, Cl SUB
0.000%, 07/15/2031 (A)(E)(L)	2,261	2,235
Benefit Street Partners CLO XXI, Ser 2020-21A, Cl E
8.297%, VAR ICE LIBOR USD 3 Month+8.040%, 07/15/2031 (A)	969	968
Benefit Street Partners CLO, Warehouse Note
0.000%, (E)(M)	493	493
Cathedral Lake CLO, Ser 2015-3A, Cl SUB
0.000%, 01/15/2026 (A)(E)(L)	1,869	486
Cathedral Lake V, Ser 2018-5A, Cl SUB
0.000%, 10/21/2030 (A)(E)(L)	3,139	1,083
CVP Cascade CLO, Ser 2014-2A, Cl D
5.072%, VAR ICE LIBOR USD 3 Month+4.800%, 07/18/2026 (A)(E)	2,277	1,022
CVP Cascade CLO, Ser 2014-2A, Cl E
6.072%, VAR ICE LIBOR USD 3 Month+5.800%, 07/18/2026 (A)(B)(E)	2,560	461
Dryden 75 CLO, Ser 2019-75A, Cl SUB
0.000%, 07/15/2030 (A)(E)(L)	2,915	1,982
Fifth Street Senior Loan Fund CLO, Ser 2015-1A, Cl E
8.335%, VAR ICE LIBOR USD 3 Month+7.200%, 01/20/2027 (A)(E)	3,890	3,089
Figueroa CLO, Ser 2013-2A, Cl SUB
0.000%, 06/20/2027 (A)(E)(L)	2,907	10
Great Lakes CLO, Ser 2014-1A, Cl SUB
0.000%, 10/15/2029 (A)(E)(L)	4,860	923
Great Lakes CLO, Ser 2015-1A, Cl ER
8.000%, VAR ICE LIBOR USD 3 Month+7.360%, 01/16/2030 (A)(E)	3,253	2,534
Great Lakes CLO, Ser 2015-1A, Cl FR
11.000%, VAR ICE LIBOR USD 3 Month+10.000%, 01/16/2030 (A) (B)(E)	1,232	926
Great Lakes CLO, Ser 2015-1A, Cl SUB
0.000%, 01/16/2030 (A)(E)(L)	4,519	1,107

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Great Lakes CLO, Ser 2017-1A, Cl ER
7.775%, VAR ICE LIBOR USD 3 Month+7.500%, 10/15/2029 (A)(E)	$3,321	$2,703
Great Lakes CLO, Ser 2017-1A, Cl FR
10.275%, VAR ICE LIBOR USD 3 Month+10.000%, 10/15/2029 (A)(E)	1,940	1,525
Ivy Hill Middle Market Credit Fund VII, Ser 2013-7A, Cl SUB
0.000%, 10/20/2029 (A)(E)(L)	2,484	869
Ivy Hill Middle Market Credit Fund XII, Ser 2017-12A, Cl D
8.695%, VAR ICE LIBOR USD 3 Month+7.560%, 07/20/2029 (A)(E)	3,223	2,868
Ivy Hill Middle Market Credit Fund XII, Ser 2017-12A, Cl SUB
0.000%, 07/20/2029 (A)(E)(L)	651	492
Ivy Hill Middle Market Credit Fund XIV, Ser 2018-14A, Cl D
8.205%, VAR ICE LIBOR USD 3 Month+7.070%, 04/18/2030 (A)(E)	1,559	1,372
IVY Hill Middle Market Credit Fund XIV, Ser 2018-14A, Cl SUB
0.000%, 04/18/2030 (A)(E)(L)	1,169	701
JFIN CLO 2012, Ser 2018-1A, Cl BR
2.622%, VAR ICE LIBOR USD 3 Month+2.350%, 07/20/2028 (A)	1,757	1,728
Lockwood Grove CLO, Ser 2014-1A, Cl SUB
0.000%, 01/25/2030 (A)(E)(L)	3,797	1,557
Lockwood Grove CLO, Ser 2018-1A, Cl ERR
6.841%, VAR ICE LIBOR USD 3 Month+5.850%, 01/25/2030 (A)(E)	2,499	1,924
Longfellow Place CLO, Ser 2013-1A
4.219%, 04/15/2029 (B)	1,599	1,507
Neuberger Berman CLO XVI-S CLO, Ser 2018-16SA, Cl SUB
0.000%, 01/15/2028 (A)(E)(L)	1,459	819
Neuberger Berman CLO XXII CLO, Ser 2016-22A, Cl F
0.100%, 10/17/2030 (A)(E)	112	31
Neuberger Berman CLO XXII CLO, Ser 2016-22A, Cl SUB
0.000%, 10/17/2027 (A)(E)(L)	3,640	1,820
Neuberger Berman Loan Advisers CLO
0.000%, 10/20/2032 (L)	3,438	2,984
Neuberger Berman Loan Advisers CLO, Ser 2020-36A, Cl INC
0.000%, 04/20/2033 (A)(E)(L)	1,095	821
Neuberger Berman Loan Advisers CLO, Ser 2020-36A, Cl SPIN
0.000%, 04/20/2033 (A)(E)(L)	14	13
Neuberger Berman Loan Advisers Warehouse Note
0.000%, 10/20/2032 (E)(M)	2,174	2,174

SEI Institutional Managed Trust / Annual Report / September 30, 2020	181

SCHEDULE OF INVESTMENTS

September 30, 2020

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
NewStar Clarendon Fund CLO, Ser 2015-1A, Cl E
6.295%, VAR ICE LIBOR USD 3 Month+6.050%, 01/25/2027 (A)(E)	$3,439	$2,868
NewStar Fairfield Fund CLO, Ser 2015-2A, Cl SUB
0.000%, 04/20/2030 (A)(E)(L)	7,983	2,874
OCP CLO, Ser 2017-14A, Cl SUB
0.000%, 11/20/2030 (A)(E)(L)	1,655	960
OCP CLO, Ser 2020-19A, Cl SUB
0.000%, 07/20/2031 (A)(E)(L)	1,224	1,099
Shackleton CLO, Ser 2014-6A, Cl SUB
0.000%, 07/17/2026 (A)(E)(L)	7,935	1
Shackleton CLO, Ser 2014-6RA
0.000%, 07/17/2028 (E)(L)	6,388	958
Shackleton CLO, Ser 2019-14A, Cl SUB
0.000%, 07/20/2030 (A)(E)(L)	1,999	1,259
TCP Whitney CLO, Ser 2017-1I, Cl SUB
0.000%, 08/20/2029 (E)(L)	9,085	7,261
TCW CLO, Ser 2017-1A, Cl SUB
0.000%, 07/29/2029 (A)(E)(L)	4,194	2,726
TCW CLO, Ser 2018-1A, Cl SUB
0.000%, 04/25/2031 (A)(E)(L)	2,978	1,980
TCW CLO, Ser 2019-2A, Cl SUB
0.000%, 10/20/2032 (A)(E)(L)	3,528	2,540
TCW CLO, Ser 2020-1
0.000%, (E)(L)	5,111	3,578
Telos CLO, Ser 2018-5A, Cl BR
1.753%, VAR ICE LIBOR USD 3 Month+1.480%, 04/17/2028 (A)(E)	1,001	968
Venture 35 CLO, Ser 2018-35A, Cl SUB
0.000%, 10/22/2031 (A)(E)(L)	11,892	5,470
Venture CDO, Ser 2016-25A, Cl SUB
0.000%, 04/20/2029 (A)(E)(L)	2,030	954
Venture XXVI CLO, Ser 2017-26A, Cl SUB
0.000%, 01/20/2029 (A)(E)(L)	1,609	539
Venture XXVIII CLO, Ser 2017-28A, Cl SUB
0.000%, 07/20/2030 (A)(E)(L)	3,228	1,775
Voya CLO, Ser 2020-2
0.000%, 07/21/2031 (L)	4,915	4,697

Total Asset-Backed Securities (Cost $131,711) ($ Thousands)		128,349

	Shares
COMMON STOCK — 0.9%
21St Century Oncology Private Company (E)(G)	15,290	220
Amplify Energy *	76,297	65
Aquity Holdings Inc *(E)(H)	85,745	900
Aspect Software, Cl CR1 *(E)	27,500	—
Aspect Software, Cl CR2 *(E)	11,134	—
ATD New Holdings *(E)	1,854	30

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Battalion Oil *	3,699	$29
Berry Corp *	331,646	1,051
Cenveo Corp *(E)(H)	38,426	528
CHC Group LLC *	1,075	—
Clear Channel Outdoor Holdings Inc, Cl A *	202,317	202
CUI Acquisition *(E)(F)	3	—
Cumulus Media Inc, Cl A *	59,587	320
Denbury *	13,121	231
Global Aviation Holdings Inc, Cl A *(E)	97,655	—
Gymboree *(E)(H)	40,312	20
Hexion Holdings Corp *	105,856	1,085
iHeartMedia Inc *(C)	89,378	726
Jupiter Resources *(E)(H)	317,569	238
Knight Energy Services *(E)(M)	1,764	—
Medical Card Systems *(E)	284,758	—
Mmodal *(E)(H)	63,024	126
Monitronics International Inc *(E)(G)(H)	107,178	828
Monitronics International Inc *(E)(G)(H)	105,722	816
Motors Liquidation GUC Trust *	213	—
MTY Holdings LLC (E)(G)	273,738	219
Neiman Marcus Group (E)(F)	6,554	524
Nine West FKA Premier Brands	92,548	324
Parker Drilling *(H)	79,089	238
Quad/Graphics Inc *	166	—
Reichhold Industries *(E)(G)	1,427	1,625
Remainco LLC (E)(G)	27,268	33
Remington Outdoor Company Inc *(E)(G)	12,794	—
Rue 21 *	1,835	74
SandRidge Energy *	3,760,982	13
TE Holdcorp *(E)	50,160	—
Titan Energy LLC *	22,243	1
VICI Properties Inc ‡	81,122	1,896
Vistra Corp	28,053	529
Whiting Petroleum *	13,557	235
Windstream Services	10,897	113

Total Common Stock (Cost $29,604) ($ Thousands)		13,239

	Face Amount (Thousands)
CONVERTIBLE BONDS — 0.8%
Air Canada CV to 65.1337
4.000%, 07/01/2025 (A)	$260	294
Apollo Commercial Real Estate Finance CV to 50.2260
4.750%, 08/23/2022	282	263
Blackstone Mortgage Trust CV to 28.0324
4.375%, 05/05/2022	846	813
CHC Group CV to 125.0000
8.680%, 10/01/2020 (E)(N)	55	8
Cheniere Energy CV to 7.2265
4.250%, 03/15/2045	615	440

182	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description

CONVERTIBLE BONDS (continued)
Chesapeake Energy CV to 116.7134
5.500%, 09/15/2026 (B)	$100	$3
CNX Resources CV to 77.8816
2.250%, 05/01/2026 (A)	930	961
Colony Capital Operating CV to 434.7826
5.750%, 07/15/2025 (A)	195	287
DISH Network CV to 26.9925
3.375%, 08/15/2026	465	427
Golar LNG CV to 26.9925
2.750%, 02/15/2022	556	423
Liberty Latin America CV to 48.4315
2.000%, 07/15/2024	1,740	1,423
Liberty Media CV to 16.7764
3.750%, 02/15/2030	2,559	1,894
Liberty Media CV to 22.94686
4.000%, 11/15/2029	491	364
MagnaChip Semiconductor CV to 121.1387
5.000%, 03/01/2021	300	504
MGIC Investment CV to 74.0741
9.000%, 04/01/2063 (A)	2,242	2,864
Oasis Petroleum CV to 76.365
2.625%, 09/15/2023 (B)	105	24
Royal Caribbean Cruises CV to 13.8672
4.250%, 06/15/2023 (A)	230	268
Snap CV to 46.1233
0.250%, 05/01/2025 (A)	283	392

Total Convertible Bonds (Cost $11,136) ($ Thousands)		11,652

	Shares	Market Value ($ Thousands)
PREFERRED STOCK — 0.5%
2020 Mandatory Exchangeable Trust, 6.500% *	552	733
AMC Entertainment, 0.000% *	793	4
Boardriders, 0.000% *(E)(G)	215,931	222
Claire’s Stores, 0.000% *(E)	815	860
Crestwood Equity Partners, 9.250% (O)	287,999	1,696
Danaher, 5.000% *	554	708
FHLMC, 0.000% *	16,903	212
FNMA, 0.000% *	24,650	322
Foresight, 0.000% *	32,601	294
Ladenburg Thalmann Financial Services,
6.500%	64,356	1,054
Myt Holdings LLC, 0.000% *(E)(G)	384,147	363
Neiman Marcus Group, 0.000% *(E)(G)	3,938	—
TE Holdcorp, 0.000% *(E)	87,794	—

Total Preferred Stock (Cost $7,711) ($ Thousands)		6,468

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 0.3%

Connecticut — 0.1%
Mohegan Tribal, Finance Authority, RB
Callable 02/01/2023 @ 100
7.000%, 02/01/2045 (A)	$1,790	$1,739

Puerto Rico — 0.2%
Commonwealth of Puerto Rico, Ser A, GO
5.250%, 07/01/2023 (B)(E)	350	230
5.125%, 07/01/2037 (B)	340	220
5.000%, 07/01/2041 (B)	765	482
Puerto Rico, Electric Power Authority, Ser A, RB
5.000%, 07/01/2042 (B)(E)	135	89
Puerto Rico, Electric Power Authority, Ser AAA, RB
5.250%, 07/01/2025 (B)(E)	190	126
5.250%, 07/01/2027 (B)(E)	245	162
Puerto Rico, Electric Power Authority, Ser CCC, RB
5.250%, 07/01/2026 (B)	390	258
5.250%, 07/01/2027 (B)(E)	320	212
Puerto Rico, Electric Power Authority, Ser NN, RB
5.500%, 07/01/2020 (B)(E)	390	259
Puerto Rico, Electric Power Authority, Ser TT, RB
5.000%, 07/01/2032 (B)(E)	250	165
Puerto Rico, Electric Power Authority, Ser WW, RB
5.500%, 07/01/2020 (B)(E)	165	109
Puerto Rico, Electric Power Authority, Ser WW, RB
5.500%, 07/01/2021 (B)(E)	170	113
5.500%, 07/01/2038 (B)(E)	75	50
5.250%, 07/01/2033 (B)(E)	105	69
Puerto Rico, Electric Power Authority, Ser XX, RB
5.250%, 07/01/2035 (B)	60	40

		2,584

Total Municipal Bonds (Cost $4,298) ($ Thousands)		4,323

SEI Institutional Managed Trust / Annual Report / September 30, 2020	183

SCHEDULE OF INVESTMENTS

September 30, 2020

High Yield Bond Fund (Continued)

Description	Number of Warrants	Market Value ($ Thousands)

WARRANTS — 0.0%
Carestream, Expires Strike Price $– *	36	$–
Guitar Center, Expires 12/30/2027 Strike Price $– *(E)	14,007	–
iHeartCommunications, Expires 05/01/2039 Strike Price $– *(E)(G)	14,644	110
Lion Holding, Expires 12/30/2027 Strike Price $– *	1,575	–
Remington Arms, Expires Strike Price $– *(E)(G)	12,902	–
SandRidge Energy, Expires 10/07/2022 Strike Price $41 *	7,382	–
SandRidge Energy, Expires 10/07/2022 Strike Price $42 *	3,108	–
Windstream Services, Expires Strike Price $– *	12,184	109

Total Warrants (Cost $405) ($ Thousands)		219

Description	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 0.0%
SEI Liquidity Fund, L.P.
0.100% **(P)	1,142	$1

Total Affiliated Partnership (Cost $1) ($ Thousands)		1

CASH EQUIVALENT — 0.5%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	7,809,554	7,810

Total Cash Equivalent (Cost $7,810) ($ Thousands)		7,810

Total Investments in Securities — 99.8% (Cost $1,480,704) ($ Thousands)		$1,429,319

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2020, is as follows:

Credit Default Swap

Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Thousands)

CDX.NA.HY.34	Sell	5.00%	Quarterly	06/20/2025	(1,000)	$45	$1	$44

Percentages are based on Net Assets of $1,432,360 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2020, the value of these securities amounted to $897,508 ($ Thousands), representing 62.7% of the Net Assets of the Fund.

(B)	Security is in default on interest payment.

(C)	Security, or a portion thereof, is owned through a holding entity, Bamboo Temple, LLC.

(D)	Perpetual security with no stated maturity date.

(E)	Level 3 security in accordance with fair value hierarchy.

(F)	Securities considered restricted. The total market value of such securities as of September 30, 2020 was $50 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.

(G)

Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2020 was $27,580 ($ Thousands) and represented 1.9% of the Net Assets of the Fund.

(H)	Securities considered illiquid. The total value of such securities as of September 30, 2020 was $3,699 ($ Thousands) and represented 0.4% of the Net Assets of the Fund.

(I)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(J)	Unsettled bank loan. Interest rate may not be available.

(K)	Security, or a portion thereof, is owned through a holding entity, 717 AEP Leasing, LLC.

(L)	No interest rate available.

(M)	Warehouse Note - Interest rate and maturity date are unavailable.
(N)	Security, or a portion thereof, is owned through a holding entity, Knights Energy Topco, LLC.

(O)	Security is a Master Limited Partnership. At September 30, 2020, such securities amounted to $1,696 ($ Thousands), or 0.1% of the Net Assets of the Fund (See Note 2).

(P)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of September 30, 2020 was $1 ($ Thousands).

CDO — Collateralized Debt Obligation

Cl — Class

CLO — Collateralized Loan Obligation

CV — Convertible Security

DAC — Designated Activity Company

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GO — General Obligation

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

LLLP — Limited Liability Limited Partnership

L.P. — Limited Partnership

Ltd. — Limited

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

PIK — Payment-in-Kind

Pty — Proprietary

RB — Revenue Bond

Ser — Series

184	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SPX — Standard & Poor’s 500 Index

ULC — Unlimited Liability Company

USD — U.S. Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Corporate Obligations	–	1,113,520	7,108	1,120,628
Loan Participations	–	111,678	24,952	136,630
Asset-Backed Securities	–	13,384	114,965	128,349
Common Stock	6,621	511	6,107	13,239
Convertible Bonds	–	11,644	8	11,652
Preferred Stock	2,018	3,005	1,445	6,468
Municipal Bonds	–	2,739	1,584	4,323
Warrants	–	109	110	219
Affiliated Partnership	–	1	–	1
Cash Equivalent	7,810	–	–	7,810

Total Investments in Securities	16,449	1,256,591	156,279	1,429,319

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Appreciation	–	44	–	44

Total Other Financial Instruments	–	44	–	44

*	Swap contracts are valued at the unrealized appreciation on the instrument.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

	Investments in Corporate Obligations	Investments in Loan Participations	Investments in Asset-Backed Securities	Investments in Common Stock	Investments in Convertible Bonds	Investments in Preferred Stock	Investments in Municipal Bonds	Investments in Warrants
Balance as of September 30, 2019	$2,877	$18,149	$145,954	$7,090	$14	$1,270	$–	$190
Accrued discounts/premiums	125	108	213	–	5	–	–	–
Realized gain/(loss)	167	281	1,871	696	–	69	–	–
Change in unrealized appreciation/ (depreciation)	1,075	(467)	(40,212)	(1,919)	(11)	(63)	–	(80)
Purchases	3,520	8,056	44,860	537	–	369	–	–
Sales	(796)	(2,601)	(37,721)	(1,048)	–	(200)	–	–
Net transfer into Level 3	140	9,895	–	751	–	–	1,584	–
Net transfer out of Level 3	–	(8,469)	–	–	–	–	–	–
Ending Balance as of September 30, 2020(1)	$7,108	$24,952	$114,965	$6,107	$8	$1,445	$1,584	$110
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$1,036	$(275)	$(39,259)	$(3,936)	$(945)	$246	$71	$(77)

(1) Of the $156,279 ($ Thousands) in Level 3 securities as of September 30, 2020, $14,013 ($ Thousands) or 1.0% of the Net Assets of the Fund are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes. The value of these securities is immaterial and no further disclosure is required.

For the year ended September 30, 2020, there were transfers between Level 2 and Level 3 assets and liabilities due to the availability of observable inputs to determine fair value.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	185

SCHEDULE OF INVESTMENTS

September 30, 2020

High Yield Bond Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$1	$—	$—	$—	$—	$1	1,142	$—	$—
SEI Daily Income Trust, Government Fund, Cl F	90,038	744,621	(826,849)	—	—	7,810	7,809,554	493	—

Totals	$90,039	$744,621	$(826,849)	$—	$—	$7,811		$493	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

186	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Conservative Income Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

COMMERCIAL PAPER — 43.7%

Banks — 2.1%
Banque et Caisse d Epargne de l Etat
0.220%, 04/08/2021 (A)	$4,000	$3,996
BNP Paribas
1.825%, 10/02/2020 (A)	2,000	2,000
UBS AG
1.813%, 01/25/2021 (A)	1,000	999

		6,995

Financials — 40.4%
ABN AMRO Funding
1.823%, 10/02/2020 (A)	3,000	3,000
Antalis
0.230%, 11/03/2020 (A)	5,000	4,999
Atlantic Asset Securitization
0.140%, 10/26/2020 (A)	5,000	4,999
Barton Capital
0.180%, 12/01/2020 (A)	2,000	1,999
Bayerische Landesbank
0.120%, 10/01/2020 (A)	5,000	5,000
0.105%, 10/02/2020 (A)	5,000	5,000
Bedford Row Funding
0.318%, 08/12/2021	1,000	1,000
0.271%, 04/26/2021 (A)	1,000	999
0.100%, 10/01/2020 (A)	7,000	7,000
Bennington Stark Capital
0.270%, 10/14/2020 (A)	2,000	2,000
BPCE
0.502%, 12/08/2020 (A)	2,000	2,000
0.491%, 12/01/2020 (A)	2,500	2,499
0.301%, 05/13/2021 (A)	1,000	999
CAFCO
0.220%, 10/07/2020 (A)	3,000	3,000
Chariot Funding
0.249%, 02/01/2021 (A)	3,000	2,998
Citigroup Global Markets
0.261%, 06/04/2021 (A)	4,000	3,994
Crown Point Capital
0.341%, 02/01/2020 (A)	1,500	1,499
0.320%, 10/02/2020 (A)	2,500	2,500
Dexia Credit Local
0.170%, 10/14/2020 (A)	6,000	6,000

Description	Face Amount (Thousands)	Market Value ($ Thousands)

COMMERCIAL PAPER (continued)
Fairway Finance Co
0.310%, 12/02/2020 (A)	$4,000	$3,999
0.290%, 01/11/2021 (A)	3,000	2,998
Jupiter Securitization Co
0.331%, 11/23/2020 (A)	3,500	3,499
Landesbank Baden-Wuerttemberg NY
0.120%, 10/01/2020 (A)	4,000	4,000
0.110%, 10/06/2020 (A)	7,000	7,000
Longship Funding
0.110%, 10/02/2020 (A)	3,000	3,000
Macquarie Bank
0.250%, 10/08/2020 (A)	6,000	6,000
Manhattan Asset Funding
0.150%, 10/22/2020 (A)	5,000	4,999
0.140%, 10/21/2020 (A)	3,000	3,000
Mitsubishi UFJ Financial Group
0.310%, 02/22/2021 (A)	500	499
Mizuho Bank NY
0.301%, 02/18/2021 (A)	4,500	4,496
Nederlandse Waterschapsbank
0.140%, 10/08/2020 (A)	4,000	4,000
NRW Bank
0.140%, 10/01/2020 (A)	8,000	8,000
0.100%, 10/07/2020 (A)	3,000	3,000
Old Line Funding
0.431%, 10/20/2020 (A)	3,000	3,000
0.310%, 01/04/2021 (A)	2,000	1,999
Ridgefield Funding
0.198%, 11/09/2020 (A)	2,000	2,000
Starbird Funding
0.270%, 11/09/2020 (A)	1,000	1,000
Suncorp-Metway
0.401%, 11/04/2020 (A)	5,000	4,999
0.341%, 12/09/2020 (A)	3,000	2,998
Victory Receivables
0.200%, 12/14/2020 (A)	2,000	1,999

		137,970

Government — 0.9%
Government of Canada
0.310%, 11/03/2020 (A)	3,000	3,000

Industrials — 0.3%
Coca-Cola
1.623%, 01/14/2021 (A)	1,000	1,000

Total Commercial Paper (Cost $148,941) ($ Thousands)		148,965

SEI Institutional Managed Trust / Annual Report / September 30, 2020	187

SCHEDULE OF INVESTMENTS

September 30, 2020

Conservative Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 6.0%

Consumer Discretionary — 1.2%
Jets Stadium Development
0.250%, 04/01/2047 (B)(C)	$4,000	$4,000

Financials — 4.8%
Bank of Montreal
0.320%, VAR ICE LIBOR USD 3 Month+0.040%, 09/17/2021	2,000	2,000
Bank of Nova Scotia
0.540%, VAR US Federal Funds Effective Rate+0.450%, 10/23/2020	1,000	1,000
0.343%, VAR ICE LIBOR USD 3 Month+0.100%, 02/08/2021	1,500	1,501
Canadian Imperial Bank of Commerce NY
0.396%, VAR ICE LIBOR USD 3 Month+0.140%, 07/23/2021	1,500	1,502
DNB Bank
0.449%, VAR ICE LIBOR USD 3 Month+0.200%, 05/05/2021	1,500	1,501
Mizuho Bank NY
0.396%, VAR ICE LIBOR USD 3 Month+0.100%, 10/01/2020	2,000	2,000
Svenska Handelsbanken NY
0.452%, VAR ICE LIBOR USD 3 Month+0.150%, 10/02/2020	2,000	2,000
0.405%, VAR ICE LIBOR USD 1 Month+0.250%, 01/04/2021	2,000	2,001
0.347%, VAR ICE LIBOR USD 3 Month+0.110%, 06/16/2021	1,000	1,001
Wells Fargo Bank
0.366%, VAR ICE LIBOR USD 3 Month+0.110%, 02/22/2021	1,000	1,000
Westpac Banking
0.392%, VAR ICE LIBOR USD 3 Month+0.150%, 12/09/2020	1,000	1,001

		16,507

Total Corporate Obligations (Cost $20,500) ($ Thousands)		20,507

U.S. TREASURY OBLIGATIONS — 1.8%
U.S. Treasury Bills
0.182%, 03/25/2021 (A)	5,000	4,997

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes
0.320%, VAR US Treasury 3 Month Bill Money Market Yield+0.220%, 07/31/2021 (C)	$1,000	$1,002

Total U.S. Treasury Obligations (Cost $5,995) ($ Thousands)		5,999

CERTIFICATES OF DEPOSIT — 23.8%
Bank of America
0.300%, 10/01/2021	500	500
Bank of Montreal
0.343%, 06/24/2021	1,000	1,001
0.299%, 08/06/2021	2,000	2,000
Bank of Nova Scotia
0.283%, 08/10/2021	1,500	1,500
BNP Paribas
0.309%, 02/05/2021	2,000	2,001
Canadian Imperial Bank of Commerce NY
0.409%, 08/06/2021	1,000	1,001
0.290%, 10/04/2021	1,500	1,500
Citibank
0.270%, 06/14/2021	3,000	3,000
Collateralized Commercial Paper FLEX Co
0.397%, 01/08/2021	2,500	2,501
Credit Industriel et Commercial
0.413%, 06/18/2021	1,000	1,001
Credit Suisse
0.500%, 04/01/2021	1,000	1,001
DNB Bank
0.325%, 06/25/2021	2,000	2,001
HSBC Bank
0.436%, 12/01/2020	1,000	1,000
0.386%, 08/31/2021	2,000	2,001
ING U.S.
0.476%, 10/07/2020	2,000	2,000
Mitsubishi UFJ Financial Group
0.330%, 11/02/2020	3,000	3,001
Mizuho Bank NY
0.386%, 01/04/2021	2,000	2,001
MUFG Bank NY
0.300%, 01/26/2021	3,000	3,001
0.290%, 01/28/2021	3,000	3,001
National Australia Bank
0.397%, 07/08/2021	1,000	1,001
0.362%, 12/09/2020	1,000	1,000
Nordea Bank
0.342%, 06/09/2021	1,500	1,501
OCBC Bank
0.250%, 10/09/2020	2,000	2,000
Royal Bank of Canada
0.650%, 05/03/2021	1,000	1,003

188	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CERTIFICATES OF DEPOSIT (continued)
0.430%, 07/26/2021	$1,500	$1,505
Skandinaviska Enskilda Banken NY
1.930%, 10/16/2020	2,000	2,002
Societe Generale
0.327%, 03/19/2021	2,000	2,000
Standard Chartered
0.327%, 03/03/2021	3,000	3,001
Sumitomo Mitsui Banking
0.386%, 01/04/2021	1,500	1,500
0.376%, 01/04/2021	1,500	1,500
0.335%, 12/22/2020	2,000	2,001
0.323%, 12/23/2020	2,000	2,001
0.140%, 11/09/2020	6,000	6,000
Svenska Handelsbanken NY
0.425%, 10/15/2020	1,500	1,500
0.283%, 08/09/2021	1,750	1,750
0.271%, 09/02/2021	1,000	1,000
Toronto-Dominion Bank
0.430%, 07/28/2021	1,500	1,503
0.400%, 08/16/2021	1,000	1,001
0.384%, 08/24/2021	1,000	1,001
UBS AG
0.443%, 07/09/2021	1,500	1,501
0.403%, 06/23/2021	1,000	1,001
0.348%, 01/28/2021	1,500	1,500
Wells Fargo Bank
0.390%, 02/16/2021	1,500	1,500
Westpac Banking
0.397%, 07/02/2021	1,000	1,001
Westpac Securities NZ
0.328%, 01/22/2021	1,000	1,000
0.308%, 10/30/2020	3,000	3,000

Total Certificates of Deposit (Cost $81,250) ($ Thousands)		81,285

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 0.2%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	715,509	$716

Total Cash Equivalent (Cost $716) ($ Thousands)		716

	Face Amount (Thousands)

REPURCHASE AGREEMENTS — 24.3%
Bank of America Securities 0.080%, dated 9/30/2020, to be repurchased on 10/01/2020, repurchase price $29,000,064 (collateralized by GNMA obligation, par value $31,324,310, 4.000%, 8/15/2047; with total market value $29,580,001) (D)	$29,000	29,000
Goldman Sachs & Co 0.080%, dated 9/30/2020, to be repurchased on 10/01/2020, repurchase price $22,000,049 (collateralized by GNMA obligation, par value $21,247,929, 3.500%, 6/20/2050; with total market value $22,440,001) (D)	22,000	22,000
TD Securities 0.080%, dated 9/30/2020, to be repurchased on 10/01/2020, repurchase price $32,000,071 (collateralized by U.S. Treasury obligation, par value $33,785,500, 1.250%, 5/15/2050; with total market value $32,640,087) (D)	32,000	32,000

Total Repurchase Agreements (Cost $83,000) ($ Thousands)		83,000

Total Investments in Securities — 99.8% (Cost $340,402) ($ Thousands)		$340,472

Percentages are based on Net Assets of $341,286 ($ Thousands).

**	The rate reported is the 7-day effective yield as of September 30, 2020.

†	Investment in Affiliated Security (see Note 6).

(A)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2020, the value of these securities amounted to $4,000 ($ Thousands), representing 1.2% of the Net Assets of the Fund.

(D)	Tri-Party Repurchase Agreement.

Cl — Class

GNMA — Government National Mortgage Association

ICE — Intercontinental Exchange

SEI Institutional Managed Trust / Annual Report / September 30, 2020	189

SCHEDULE OF INVESTMENTS

September 30, 2020

Conservative Income Fund (Concluded)

LIBOR — London Interbank Offered Rate

USD — United States Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Commercial Paper	–	148,965	–	148,965
Corporate Obligations	–	20,507	–	20,507
U.S. Treasury Obligations	–	5,999	–	5,999
Certificates of Deposit	–	81,285	–	81,285
Cash Equivalent	716	–	–	716
Repurchase Agreements	–	83,000	–	83,000

Total Investments in Securities	716	339,756	–	340,472

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$46	$9,292	$(8,622)	$—	$—	$716	715,509	$—	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

190	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Free Conservative Income Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 84.5%

Alaska — 0.4%
Alaska State, Housing Finance, Ser B, RB
Callable 10/08/2020 @ 100 0.100%, 12/01/2030 (A)	$960	$960

Arizona — 0.9%
Yavapai County, Industrial Development Authority, Drake Cement Project, Ser A, RB
Callable 10/02/2020 @ 100 0.140%, 09/01/2035 (A)(B)	2,000	2,000

California — 2.3%
Southern California, Metropolitan Water District, Sub-Ser C, RB
Callable 03/23/2021 @ 100 0.360%, 07/01/2047 (A)	5,000	5,002

Colorado — 0.7%
University of Colorado, Ser A-1, RB
Callable 10/02/2020 @ 100 0.100%, 06/01/2050 (A)	1,600	1,600

Connecticut — 2.0%
Connecticut State, Housing Finance Authority, Mortgage Finance Program, Sub-Ser A-3, RB
Callable 10/02/2020 @ 100 0.110%, 11/15/2045 (A)	1,150	1,150
Connecticut State, Ser C, GO
Callable 10/02/2020 @ 100 0.180%, 05/15/2034 (A)	3,170	3,170

		4,320

District of Columbia — 4.0%
District of Columbia, Community Connections Real Estate Foundation Project, Ser A, RB
Callable 11/02/2020 @ 100 0.170%, 07/01/2032 (A)(B)	2,200	2,200
District of Columbia, Medlantic/Helix Project, Ser A, RB
Callable 11/02/2020 @ 100 0.100%, 08/15/2038 (A)(B)	2,300	2,300
RBC Municipal Products Trust, Ser 2018- G63, GO
0.140%, 12/01/2023 (A)(B)(C)	2,000	2,000

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Tender Option Bond Trust Receipts, Ser 2019-XG0267, RB
Callable 10/01/2029 @ 100 0.170%, 10/01/2053 (A)(B)(C)	$2,205	$2,205

		8,705

Florida — 5.4%
Hillsborough County, Industrial Development Authority, Baycare Health Systems, RB
Callable 10/02/2020 @ 100 0.030%, 11/01/2038 (A)(B)	800	800
Miami-Dade County, Industrial Development Authority, Dave and Mary Alper Jewish Community Center Project, RB
Callable 10/02/2020 @ 100 0.130%, 04/01/2032 (A)(B)	2,895	2,895
Palm Beach County, Raymond Kravis Center Project, RB
Callable 11/02/2020 @ 100 0.100%, 07/01/2032 (A)(B)	4,200	4,200
Sunshine State, Governmental Financing Commission, Miami-Dade County Program, RB
Callable 10/02/2020 @ 100 0.120%, 09/01/2035 (A)(B)	3,800	3,800

		11,695

Georgia — 0.9%
Georgia State, Municipal Electric Authority, Project One, Sub-Ser B, RB
Callable 10/02/2020 @ 100 0.090%, 01/01/2048 (A)(B)	2,000	2,000

Illinois — 5.2%
Illinois State, Development Finance Authority, Glenwood School For Boys, RB
Callable 10/02/2020 @ 100 0.120%, 02/01/2033 (A)(B)	2,000	2,000
Illinois State, Finance Authority, Advocate Health Care Network, Sub-Ser C-1, RB
Callable 10/02/2020 @ 100 0.130%, 11/01/2038 (A)	1,320	1,320
Illinois State, Finance Authority, Northwestern University, Sub-Ser, RB
Callable 10/02/2020 @ 100 0.080%, 12/01/2046 (A)	1,980	1,980
Illinois State, Finance Authority, YMCA Metropolitan Chicago Project, RB
Callable 10/02/2020 @ 100 0.130%, 06/01/2029 (A)(B)	1,800	1,800

SEI Institutional Managed Trust / Annual Report / September 30, 2020	191

SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Free Conservative Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Tender Option Bond Trust Receipts, Ser 2015-XF1043, GO
0.170%, 03/01/2033 (A)(B)(C)	$4,250	$4,250

		11,350

Iowa — 5.2%
Iowa State, Finance Authority, Midwestern Disaster Area Economic Development, CJ Bio America Project, RB
Callable 10/02/2020 @ 100 0.290%, 04/01/2022 (A)(B)	6,300	6,300
Iowa State, Finance Authority, Pollution Control Facilities, MidAmerican Energy Project, RB
Callable 11/02/2020 @ 100 0.140%, 09/01/2036 (A)	1,500	1,500
Iowa State, Finance Authority, Pollution Control Facilities, MidAmerican Energy Project, Ser B, RB
Callable 10/02/2020 @ 100 0.140%, 05/01/2023 (A)	3,000	3,000
Iowa State, Finance Authority, RB, GNMA/ FNMA/FHLMC
Callable 10/02/2020 @ 100 0.100%, 07/01/2046 (A)	625	625

		11,425

Louisiana — 0.7%
Louisiana State, Offshore Terminal Authority, RB
Callable 11/02/2020 @ 100 0.130%, 09/01/2033 (A)(B)	1,450	1,450

Maryland — 1.0%
Maryland State, Community Development Administration, Department of Housing and Community Development, Crusader Arms Apartments Project, Ser D, RB
Callable 11/02/2020 @ 100 0.140%, 02/01/2041 (A)	1,070	1,070
Maryland State, Economic Development Authority, Academy of Sciences Project, RB
0.150%, 04/01/2033 (A)(B)	1,000	1,000

		2,070

Massachusetts — 1.9%
Truro, GO
2.000%, 06/11/2021	2,900	2,935
Worcester, GO
2.000%, 02/16/2021	1,200	1,208

		4,143

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Michigan — 1.8%
Michigan State University, Ser A, RB
Callable 10/02/2020 @ 100 0.130%, 02/15/2033 (A)	$1,800	$1,800
Michigan State, Housing Development Authority, Single Family Mortgage Project, Ser D, RB
Callable 11/02/2020 @ 100 0.200%, 06/01/2030 (A)	2,100	2,100

		3,900

Mississippi — 4.9%
Jackson County, Chevron USA Project, RB
Callable 11/02/2020 @ 100 0.050%, 06/01/2023 (A)	2,100	2,100
Mississippi State, Business Finance, Chevron USA Project, Ser C, RB
Callable 11/02/2020 @ 100 0.050%, 12/01/2030 (A)	1,100	1,100
Mississippi State, Business Finance, Chevron USA Project, Ser E, RB
Callable 11/02/2020 @ 100 0.050%, 12/01/2030 (A)	4,500	4,500
Mississippi State, Business Finance, Chevron USA Project, Ser F, RB
Callable 11/02/2020 @ 100 0.050%, 12/01/2030 (A)	2,100	2,100
Mississippi State, Business Finance, Chevron USA Project, Ser I, RB
Callable 11/02/2020 @ 100 0.050%, 11/01/2035 (A)	1,000	1,000

		10,800

Missouri — 1.6%
RBC Municipal Products Trust, Ser C-16, RB
0.180%, 09/01/2039 (A)(B)(C)	3,500	3,500

Nevada — 1.0%
Reno, Hospital Revenue Authority, Renown Regional Medical Center Project, RB
Callable 10/02/2020 @ 100 0.080%, 06/01/2041 (A)(B)	1,460	1,460
Tender Option Bond Trust Receipts, Ser 2020-XF2858, RB
Callable 07/01/2029 @ 100 0.180%, 07/01/2050 (A)(C)	700	700

		2,160

192	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

New Hampshire — 0.3%
New Hampshire, Health and Education Facilities Authority, University System of New Hampshire, RB
Callable 10/02/2020 @ 100 0.050%, 07/01/2035 (A)	$700	$700

New Jersey — 2.8%
Jersey City, Ser C, GO
2.000%, 06/17/2021	5,000	5,063
Tinton Falls, GO
2.000%, 10/29/2020	1,000	1,001

		6,064

New York — 13.0%
Carmel, Central School District, GO
1.500%, 06/17/2021	2,000	2,015
New York and New Jersey, Port Authority, RB
0.370%, 10/14/2020	2,000	2,000
New York City, Sub-Ser B, GO
Callable 10/02/2020 @ 100 0.060%, 10/01/2046 (A)	625	625
New York City, Sub-Ser D, GO
Callable 10/02/2020 @ 100 0.060%, 12/01/2047 (A)	1,100	1,100
New York City, Sub-Ser, GO
Callable 10/02/2020 @ 100 0.040%, 04/01/2042 (A)(B)	900	900
New York City, Transitional Finance Authority, Future Tax Secured Revenue, RB
Callable 10/02/2020 @ 100 0.030%, 11/01/2029 (A)	500	500
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser, RB
Callable 10/02/2020 @ 100 0.070%, 02/01/2044 (A)	2,800	2,800
New York City, Water & Sewer System, RB
Callable 10/02/2020 @ 100
0.060%, 06/15/2039 (A)	1,200	1,200
0.040%, 06/15/2048 (A)	6,000	6,000
0.030%, 06/15/2043 (A)	275	275
New York City, Water & Sewer System, Sub-Ser BB-4-RE, RB
Callable 10/02/2020 @ 100 0.060%, 06/15/2050 (A)	2,140	2,140
New York State, Dormitory Authority, Sub-Ser B, RB
5.000%, 03/31/2021	2,200	2,253
New York State, Power Authority, RB
0.180%, 10/06/2020	1,100	1,100

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Oneida County, Industrial Development Agency, Mohawk Valley Community College Dormitory Project, Ser A, RB
Callable 10/02/2020 @ 100 0.170%, 08/01/2036 (A)(B)	$1,200	$1,200
Oswego County, Industrial Development Agency, O.H. Properties Project, Ser A, RB
Callable 10/02/2020 @ 100 0.170%, 06/01/2024 (A)(B)	505	505
RBC Municipal Products Trust, Ser 2018-G5, GO
0.140%, 10/01/2025 (A)(B)(C)	1,900	1,900
Tender Option Bond Trust Receipts, Ser 2017-XF0550, RB
Callable 02/15/2027 @ 100 0.210%, 02/15/2042 (A)(C)	2,000	2,000

		28,513

North Carolina — 0.5%
North Carolina, Medical Care Commission, Ser A, RB
Callable 10/02/2020 @ 100 0.090%, 10/01/2035 (A)	800	800
Raleigh, Downtown Improvement Project, Ser A, RB
Callable 11/02/2020 @ 100 0.090%, 06/01/2034 (A)	200	200

		1,000

North Dakota — 1.2%
North Dakota, Housing Finance Agency, Ser H, RB
Callable 10/02/2020 @ 100 0.110%, 07/01/2039 (A)	2,600	2,600

Ohio — 3.0%
Akron, Bath Copley Joint Township Hospital District, Ser B-R, RB
Callable 10/02/2020 @ 100 0.100%, 11/15/2047 (A)(B)	995	995
Berea, GO
2.000%, 03/11/2021	3,285	3,309
Franklin County, Hospital Facilities Revenue, RB
Callable 10/02/2020 @ 100 0.120%, 11/15/2041 (A)	500	500
Hamilton County, HealthCare Facilities Authority, Children’s Home Project, RB
Callable 10/02/2020 @ 100 0.110%, 03/01/2033 (A)(B)	800	800

SEI Institutional Managed Trust / Annual Report / September 30, 2020	193

SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Free Conservative Income Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Parma, GO
1.000%, 07/22/2021	$1,000	$1,006

		6,610

Pennsylvania — 1.5%
Montgomery County, Industrial Development Authority, Acts Retirement Life Communities, RB, AGC
Callable 11/01/2020 @ 100 0.150%, 11/15/2029 (A)	175	175
Philadelphia Gas Works, Ser D, RB
Callable 11/02/2020 @ 100 0.100%, 08/01/2031 (A)(B)	600	600
Philadelphia, Ser A, RB
4.000%, 06/30/2021	2,000	2,056
Southcentral, General Authority, RB
Callable 10/02/2020 @ 100 0.150%, 06/01/2037 (A)	500	500

		3,331

Tennessee — 0.9%
Clarksville, Public Building Authority, Pooled Financing, RB
Callable 11/01/2020 @ 100 0.130%, 06/01/2029 (A)(B)	2,000	2,000

Texas — 14.4%
Dallas, Independent School District, GO
0.250%, 10/04/2068 (A)	1,500	1,500
Dallas, Rapid Transit, RB
0.210%, 11/12/2020	500	500
Harris County, Health Facilities Development Authority, Methodist Hospital System Project, RB
Callable 10/02/2020 @ 100 0.050%, 12/01/2041 (A)	1,300	1,300
Houston, Combined Utility System Revenue, RB
Callable 10/02/2020 @ 100 0.110%, 05/15/2034 (A)(B)	1,125	1,125
North East, Independent School District, RB
0.210%, 12/08/2020	1,000	1,000
North Fort Bend, Water Authority, Ser 2019-XF0816, RB
0.210%, 06/15/2027 (A)(C)	1,500	1,500
Port Arthur, Navigation District, Industrial Development, Petrochemicals USA Project, RB
Callable 12/01/2020 @ 100
0.180%, 03/01/2039 (A)	5,300	5,300
0.180%, 03/01/2042 (A)	2,500	2,500

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Port Arthur, Navigation District, Industrial Development, Petrochemicals USA Project, Ser A, RB
Callable 11/02/2020 @ 100 0.180%, 12/01/2040 (A)	$1,000	$1,000
Tarrant County, Cultural Education Facilities Finance, RB
Callable 10/02/2020 @ 100 0.110%, 07/01/2047 (A)(B)	1,000	1,000
Tarrant County, Cultural Education Facilities Finance, Ser R, RB
Callable 10/02/2020 @ 100 0.030%, 10/01/2041 (A)(B)	7,420	7,420
Texas State, GO
Callable 11/02/2020 @ 100 0.140%, 12/01/2040 (A)	800	800
Texas State, Veterans Bonds, GO
Callable 11/02/2020 @ 100
0.160%, 12/01/2047 (A)	2,330	2,330
0.120%, 12/01/2046 (A)	1,100	1,100
Texas State, Veterans Bonds, Ser B, GO
0.140%, 12/01/2042 (A)	3,000	3,000

		31,375

Utah — 2.0%
Utah County, Hospital Authority, IHC Health Services Project, RB
Callable 10/02/2020 @ 100 0.130%, 05/15/2051 (A)	2,800	2,800
Utah County, Hospital Authority, IHC Health Services Project, Ser ICES, RB
Callable 10/02/2020 @ 100 0.050%, 05/15/2058 (A)	400	400
Weber County, Hospital Revenue Authority, IHC Health Services Project, Ser A, RB
Callable 10/02/2020 @ 100 0.050%, 02/15/2031 (A)	1,200	1,200

		4,400

Virginia — 0.7%
Fairfax County, Industrial Development Authority, Inova Health System Project, RB
Callable 10/02/2020 @ 100 0.120%, 05/15/2042 (A)	635	635
Loudoun County, Economic Development Authority, Howard Hughes Institute, Ser F, RB
Callable 11/02/2020 @ 100 0.140%, 02/15/2038 (A)	900	900

		1,535

194	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

West Virginia — 0.2%
West Virginia, Hospital Finance Authority, West Virginia University, RB
Callable 10/02/2020 @ 100 0.110%, 06/01/2034 (A)(B)	$475	$475

Wisconsin — 4.1%
Oshkosh, Industrial Development Authority, Oshkosh Coil Spring Project, Ser A, AMT, RB
Callable 10/02/2020 @ 100 0.160%, 12/01/2020 (A)(B)	280	280
Public Finance Authority, Ser C, RB
Callable 10/02/2020 @ 100 0.060%, 10/01/2049 (A)(B)	5,300	5,300
University of Wisconsin, Hospitals & Clinics Authority, RB
Callable 10/02/2020 @ 100 0.050%, 04/01/2048 (A)	1,400	1,400
Wisconsin State, Housing & Economic Development Authority, Ser C, RB
Callable 10/02/2020 @ 100 0.090%, 05/01/2046 (A)	2,000	2,000

		8,980

Total Municipal Bonds (Cost $184,632) ($ Thousands)		184,663

TAX-EXEMPT COMMERCIAL PAPER — 15.4%
Boston, Water & Sewer Commission
0.150%, 12/03/2020	1,160	1,160
Garland, Water & Sewer
0.200%, 12/03/2020	1,500	1,500
Harris County, Toll Authority
0.200%, 12/03/2020	7,500	7,500
Las Vegas Valley, Water District
0.200%, 11/04/2020	1,500	1,500
Louisville/Jefferson County
0.250%, 10/07/2020	2,000	2,000
Michigan State University
0.190%, 12/03/2020	4,400	4,400
Minneapolis, University Gateway Project
0.110%, 12/01/2040	500	500
Nashville & Davidson County
0.160%, 11/09/2020	4,100	4,100
New York State, Power Authority
0.160%, 11/05/2020	2,000	2,000
San Antonio, Electric & Gas
0.270%, 01/05/2021	3,000	3,001
University of Minnesota
0.180%, 10/09/2020	3,000	3,000

Description	Face Amount (Thousands)	Market Value ($ Thousands)

TAX-EXEMPT COMMERCIAL PAPER (continued)
University of Texas
0.430%, 02/19/2021	$2,000	$2,002
0.240%, 02/03/2021	1,000	1,000

Total Tax-Exempt Commercial Paper (Cost $33,660) ($ Thousands)		33,663

Total Investments in Securities — 99.9% (Cost $218,292) ($ Thousands)		$218,326

Percentages are based on Net Assets of $218,598 ($ Thousands).

(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

(B)	Securities are held in connection with a letter of credit issues by a major bank.

(C)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions.
On September 30, 2020, the value of these securities amounted to $18,055 ($ Thousands), representing 8.3% of the Net Assets of the Fund.

AGC — Assured Guaranty Corporation

AMT — Alternative Minimum Tax

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

RB — Revenue Bond

Ser — Series

As of September 30, 2020, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	195

SCHEDULE OF INVESTMENTS

September 30, 2020

Real Return Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 99.7%
U.S. Treasury Inflation Protected Securities
2.375%, 01/15/2025	$11,792	$13,693
0.625%, 04/15/2023	17,512	18,323
0.625%, 01/15/2024	19,770	21,011
0.500%, 04/15/2024	13,319	14,142
0.375%, 07/15/2023	20,504	21,514
0.375%, 07/15/2025	17,949	19,489
0.250%, 01/15/2025	18,867	20,133
0.125%, 01/15/2022	19,300	19,607
0.125%, 04/15/2022	18,601	18,931
0.125%, 07/15/2022	18,854	19,343
0.125%, 01/15/2023	20,710	21,348
0.125%, 07/15/2024	19,221	20,335
0.125%, 10/15/2024	14,704	15,608
0.125%, 04/15/2025	14,989	15,953

Total U.S. Treasury Obligations (Cost $249,326) ($ Thousands)		259,430

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 0.1%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	394,478	$394

Total Cash Equivalent (Cost $394) ($ Thousands)		394

Total Investments in Securities — 99.8% (Cost $249,720) ($ Thousands)		$259,824

Percentages are based on Net Assets of $260,244 ($ Thousands).

**	The rate reported is the 7-day effective yield as of September 30, 2020.

†	Investment in Affiliated Security (see Note 6).

Cl — Class

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
U.S. Treasury Obligations	–	259,430	–	259,430
Cash Equivalent	394	–	–	394

Total Investments in Securities	394	259,430	–	259,824

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$ 892	$ 24,721	$ (25,219)	$ -	$ -	$ 394	394,478	$ 11	$ -

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

196	SEI Institutional Managed Trust / Annual Report / September 30, 2020

CONSOLIDATED SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2020

Dynamic Asset Allocation Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.1%

Communication Services — 10.3%
Alphabet Inc, Cl A *	1.5%	7,901	$11,580
Alphabet Inc, Cl C *	1.5	7,704	11,322
AT&T Inc	0.7	186,003	5,303
Comcast Corp, Cl A	0.7	119,080	5,509
Facebook Inc, Cl A *	2.1	62,871	16,466
Netflix Inc *	0.7	11,481	5,741
Verizon Communications Inc	0.9	108,098	6,431
Walt Disney Co/The	0.8	47,150	5,850
Other Securities	1.4		10,543

			78,745

Consumer Discretionary — 11.0%
Amazon.com Inc, Cl A *	4.6	11,146	35,096
Home Depot Inc/The	1.0	28,082	7,799
Lowe’s Cos Inc	0.4	19,745	3,275
McDonald’s Corp	0.6	19,407	4,260
NIKE Inc, Cl B	0.5	32,538	4,085
Other Securities	3.9		29,532

			84,047

Consumer Staples — 6.7%
Coca-Cola Co/The	0.6	100,982	4,986
Costco Wholesale Corp	0.5	11,476	4,074
PepsiCo Inc	0.7	36,140	5,009
Procter & Gamble Co/The	1.2	65,006	9,035
Walmart Inc	0.7	36,276	5,075
Other Securities	3.0		23,067

			51,246

Energy — 1.9%
Chevron Corp	0.4	48,726	3,508
Exxon Mobil Corp	0.5	110,400	3,790
Other Securities	1.0		7,533

			14,831

Financials — 9.1%
Bank of America Corp	0.6	199,073	4,796
Berkshire Hathaway Inc, Cl B *	1.4	51,830	11,037
JPMorgan Chase & Co	1.0	79,617	7,665
Other Securities	6.1		46,462

			69,960

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Health Care — 13.6%
Abbott Laboratories	0.7%	46,224	$5,031
AbbVie Inc	0.5	46,041	4,033
Amgen Inc, Cl A	0.5	15,263	3,879
Bristol-Myers Squibb Co	0.5	58,832	3,547
Danaher Corp, Cl A	0.5	16,491	3,551
Johnson & Johnson	1.3	68,844	10,249
Medtronic PLC	0.5	35,041	3,641
Merck & Co Inc	0.7	66,066	5,480
Pfizer Inc	0.7	145,057	5,324
Thermo Fisher Scientific Inc	0.6	10,311	4,552
UnitedHealth Group Inc	1.0	24,811	7,735
Other Securities	6.1		46,682

			103,704

Industrials — 7.9%
Union Pacific Corp	0.5	17,742	3,493
Other Securities	7.4		57,094

			60,587

Information Technology — 26.8%
Accenture PLC, Cl A	0.5	16,648	3,762
Adobe Inc *	0.8	12,564	6,162
Apple Inc	6.4	420,264	48,671
Broadcom Inc	0.5	10,475	3,816
Cisco Systems Inc	0.6	110,472	4,351
Intel Corp	0.7	111,097	5,753
Mastercard Inc, Cl A	1.0	23,082	7,806
Microsoft Corp	5.4	197,877	41,619
NVIDIA Corp	1.1	16,148	8,740
PayPal Holdings Inc *	0.8	30,685	6,046
QUALCOMM Inc	0.5	29,468	3,468
salesforce.com Inc *	0.8	23,772	5,974
Texas Instruments Inc	0.4	23,911	3,414
Visa Inc, Cl A	1.2	44,032	8,805
Other Securities	6.1		46,688

			205,075

Materials — 2.5%
Linde PLC	0.4	13,682	3,258
Other Securities	2.1		15,808

			19,066

Real Estate — 2.5%
Other Securities ‡	2.5		19,122

Utilities — 2.8%
NextEra Energy Inc	0.4	12,798	3,552
Other Securities	2.4		18,224

			21,776

Total Common Stock (Cost $438,681) ($ Thousands)			728,159

Total Investments in Securities — 95.1% (Cost $438,681)($ Thousands)			$728,159

SEI Institutional Managed Trust / Annual Report / September 30, 2020	197

CONSOLIDATED SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2020

Dynamic Asset Allocation Fund (Concluded)

Description	Contracts	Market Value ($ Thousands)

PURCHASED SWAPTIONS*— 1.0%

Total Purchased Swaptions (A) (Cost $5,945) ($ Thousands)	945,510,481	$7,937

A list of the open OTC swaption contracts held by the Fund at September 30, 2020 is as follows:

Description	Counterparty	Number of Contracts/ Notional Amount	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED SWAPTIONS — 1.0%

Call Swaptions
CMS One Look*	Bank of America Merill Lynch	864,868,000	$0.14	07/17/2021	$4,083
CMS One Look*	Bank of America Merill Lynch	80,642,481	$2.00	08/19/2023	3,854

Total Purchased Swaptions					$7,937

A list of the open futures contracts held by the Fund at September 30, 2020 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI^	198	Dec-2020	$32,833	$33,185	$351

A list of the open forward foreign currency contracts held by the Fund at September 30, 2020 is as follows:

Counterparty	Settlement Date		Currency to Deliver(Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	01/11/21	USD	5,313	SAR	19,987	$14
Bank of America	01/11/21	USD	6,931	SAR	26,004	(1)
Bank of America	01/11/21	SAR	188,743	USD	50,276	(25)

						$(12)

A list of the open OTC swap agreements held by the Fund at September 30, 2020, is as follows:

Total Return Swaps

Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
BNP Paribas^	Bloomberg Gold Sub Index Total Return	BLOOMBERG GOLD SUBINDEX TOTAL RETURN	U.S. T-BILL HIGH DISCOUNT RATE + 7 BPS	Quarterly	03/17/2021	USD	(52,006)	$(1,454)	$–	$(1,454)
BNP Paribas^	Bloomberg Gold Sub Index Total Return	BLOOMBERG GOLD SUBINDEX TOTAL RETURN	U.S. T-BILL HIGH DISCOUNT RATE + 7 BPS	Quarterly	04/05/2021	USD	(33,756)	1,342	–	1,342

								$(112)	$–	$(112)

Percentages are based on a Net Assets of $765,532 ($ Thousands).

*	Non-income producing security.

‡	Real Estate Investment Trust.

^	Security, or a portion thereof, is held by the Dynamic Commodity Strategy Subsidiary Ltd. as of September 30, 2020.

(A)	Refer to table below for details on Swaption Contracts.

Cl — Class

PLC — Public Limited Company

S&P — Standard & Poor’s

SAR — Saudi Riyal

USD — U.S. Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the

198	SEI Institutional Managed Trust / Annual Report / September 30, 2020

U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	728,159	–	–	728,159

Total Investments in Securities	728,159	–	–	728,159

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Swaptions	–	7,937	–	7,937
Futures Contracts*
Unrealized Appreciation	351	–	–	351
Forwards Contracts*
Unrealized Appreciation	–	14	–	14
Unrealized Depreciation	–	(26)	–	(26)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	–	1,342	–	1,342
Unrealized Depreciation	–	(1,454)	–	(1,454)

Total Other Financial Instruments	351	7,813	–	8,164

* Futures contracts, forward contracts, and swap contracts are valued at the unrealized appreciation/ (depreciation) on the instruments.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	199

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Strategy Alternative Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 34.8%

Communication Services — 2.4%
Altice USA Inc, Cl A *	4,247	$110
Cincinnati Bell *	33,275	499
Clear Channel Outdoor Holdings Inc, Cl A *	15,939	16
Cumulus Media Inc, Cl A *	5,075	27
Eutelsat Communications SA	4,935	48
Facebook Inc, Cl A *	6,636	1,738
iHeartMedia Inc *(A)	5,524	45
Pinterest Inc, Cl A *	38,927	1,616
Snap, Cl A *(B)	45,851	1,197
Take-Two Interactive Software Inc, Cl A *	8,648	1,429
TEGNA Inc	3,327	39
T-Mobile US Inc *(B)	9,675	1,107
Townsquare Media, Cl A	5,169	24
United States Cellular Corp *	1,863	55
Verizon Communications Inc	12,178	724
Vonage Holdings Corp *	52,023	532
Windstream Services	5,206	54
Zillow Group Inc, Cl A *(B)	18,205	1,849

		11,109

Consumer Discretionary — 6.7%
Aaron’s Inc	38,520	2,182
Aramark	37,518	992
Bloomin’ Brands Inc	45,751	699
Cenveo Corp *(C)(D)	2,777	38
Cheesecake Factory Inc/The	11,552	320
Children’s Place Inc/The	36,207	1,026
DR Horton Inc (B)	30,836	2,332
Everi Holdings Inc *	6,185	51
Expedia Group Inc (B)	15,803	1,449

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Garrett Motion Inc *(D)	94,573	$326
General Motors Co	3,938	117
Grubhub Inc *	1,251	91
Jack in the Box Inc	13,668	1,084
Lululemon Athletica Inc *	6,201	2,042
Magnite *	70,792	492
MercadoLibre Inc *(B)	1,199	1,298
Mohawk Industries Inc *	11,883	1,160
Monitronics International Inc *(C)(D)(E)	18,437	142
Norwegian Cruise Line Holdings Ltd *	101,378	1,735
Party City Holdco *	12,757	33
Peloton Interactive Inc, Cl A *	5,775	573
Penn National Gaming Inc *(B)	16,717	1,215
PlayAGS Inc *	9,568	34
Red Rock Resorts Inc, Cl A	93,811	1,604
RH *	1,912	732
Royal Caribbean Cruises Ltd	26,767	1,733
Signet Jewelers Ltd	61,167	1,144
Tiffany & Co	8,424	976
Ulta Beauty Inc *	10,197	2,284
Vail Resorts Inc	10,824	2,316
Vista Outdoor Inc *	29,453	594
Wynn Resorts Ltd	10,015	719

		31,533

Consumer Staples — 0.0%
Albertsons Cos Inc *	2,336	33
Walgreens Boots Alliance Inc	3,925	141

		174

Energy — 0.6%
Apache Corp	140,938	1,335
Helmerich & Payne Inc	49,422	724
Jupiter Resources *(C)(D)	24,396	18
Kosmos Energy Ltd	140,466	137
National Oilwell Varco Inc, Cl A	78,450	711
Parker Drilling *(D)	4,414	13

		2,938

Financials — 4.4%
Acamar Partners Acquisition *	11,020	113
Ally Financial Inc	46,083	1,155
Apex Technology Acquisition, Cl A *	818	9
Artius Acquisition *(B)	51,720	537
Ascendant Digital Acquisition *	21,477	226
Aurora Capital *(C)	7,182	—
B. Riley Principal Merger II, Cl A *	61,945	620
BowX Acquisition *	26,200	269
Broadstone Acquisition *	31,184	311
Burgundy Technology Acquisition *	21,305	212
Capital One Financial Corp	32,046	2,303
CC Neuberger Principal Holdings I, Cl A *	296	3
CC Neuberger Principal Holdings II *	85	1
CF Finance Acquisition II *	1,948	20

200	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
CHP Merger, Cl A *	9,312	$95
Churchill Capital IV *	83,797	840
CIIG Merger, Cl A *	2,115	21
Cohn Robbins Holdings *	4,439	45
D8 Holdings *	56,205	566
Discover Financial Services	40,118	2,318
Dragoneer Growth Opportunities *	63,901	783
E.Merge Technology Acquisition *	53,636	540
East Resources Acquisition *	26,774	270
eHealth Inc *	5,713	451
Evercore Inc, Cl A	5,510	361
Experience Investment, Cl A *	7,854	79
Fast Acquisition *	1,941	19
FinServ Acquisition, Cl A *	18,989	190
FinTech Acquisition III *	9,307	96
FTAC Olympus Acquisition *	33,545	335
Fusion Acquisition *	45,581	469
Genworth Financial Inc, Cl A *	164,444	551
GO Acquisition *	10,015	101
Gores Holdings IV, Cl A *	2,039	21
GX Acquisition, Cl A *	11,008	116
Healthcare Merger, Cl A *	3,887	39
Hennessy Capital Acquisition IV, Cl A *	16,877	188
HPX *	888	9
Hudson Executive Investment *	15,250	159
Juniper Industrial Holdings *	10,339	108
Kensington Capital Acquisition, Cl A *	25,159	421
LF Capital Acquisition, Cl A *	1,871	20
Longview Acquisition, Cl A *	29,613	291
National General Holdings Corp	27,927	943
Netfin Acquisition, Cl A *	15,608	162
New Providence Acquisition, Cl A *	20,931	211
NMI Holdings Inc, Cl A *	33,273	592
Northern Genesis Acquisition *	4,353	43
Old Republic International Corp	48,787	719
Osprey Technology Acquisition, Cl A *	21,508	219
Pershing Square Tontine Holdings, Cl A *	31,103	706
Prime Impact Acquisition I *	1,968	20
Property Solutions Acquisition *	65,635	662
RedBall Acquisition *	8,648	91
Ribbit LEAP *	58,788	764
RMG Acquisition, Cl A *	2,166	23
Social Capital Hedosophia Holdings III, Cl A *	4,201	52
South Mountain Merger, Cl A *	8,970	94
Tailwind Acquisition *	11,451	115
Thunder Bridge Acquisition II, Cl A *	11,361	116

		20,813

Health Care — 3.8%
AMN Healthcare Services Inc *	20,046	1,172
Bausch Health *	123,051	1,912
Change Healthcare Inc *	100,443	1,457
Gilead Sciences Inc	12,374	782

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Immunomedics Inc *	79,375	$6,749
Mylan NV *	47,069	698
Pfizer Inc	4,689	172
Varian Medical Systems Inc *	29,794	5,125
Wright Medical Group NV *	1,205	37

		18,104

Industrials — 1.9%
Acuity Brands Inc	6,861	702
Builders FirstSource Inc *(B)	73,982	2,413
BWX Technologies Inc, Cl W (B)	11,966	674
Cubic Corp	1,487	86
Navistar International *	618	27
Nesco Holdings *	2,851	12
Rush Enterprises Inc, Cl A (B)	38,980	1,970
SkyWest Inc	31,661	945
Spirit Airlines Inc *	88,920	1,432
Thomson Reuters	7,345	586
Triumph Group	3,186	21

		8,868

Information Technology — 9.4%
Acacia Communications Inc *	115,975	7,817
Advanced Micro Devices Inc *	14,526	1,191
Aquity Holdings Inc *(C)(D)	3,945	41
Box Inc, Cl A *	15,497	269
Ceridian HCM Holding Inc *(B)	19,524	1,614
Cisco Systems Inc	2,101	83
Cloudera Inc *	3,691	40
Crowdstrike Holdings Inc, Cl A *(B)	8,510	1,169
DocuSign Inc, Cl A *(B)	6,862	1,477
Dynatrace Inc *(B)	36,408	1,493
Fiserv Inc, Cl A *(B)	18,268	1,882
Lightspeed POS *(B)	21,930	702
Maxim Integrated Products Inc	124,481	8,416
Mmodal *(C)(D)	3,007	6
Monolithic Power Systems Inc (B)	4,324	1,209
NXP Semiconductors NV (B)	10,509	1,312
PayPal Holdings Inc *(B)	9,099	1,793
RingCentral Inc, Cl A *(B)	4,286	1,177
Shopify, Cl A *(B)	1,665	1,703
Snowflake, Cl A *(B)	3,316	832
StoneCo Ltd, Cl A *(B)	29,014	1,535
Talend ADR ADR *(B)	46,629	1,820
Virtusa Corp *	60,245	2,962
Vishay Intertechnology Inc (B)	128,170	1,995
Western Digital Corp	38,678	1,414
WEX Inc *(B)	4,107	571

		44,523

Materials — 1.5%
Allegheny Technologies Inc *(B)	98,997	863
Constellium, Cl A *(B)	282,871	2,221
Hexion Holdings Corp *	9,735	100

SEI Institutional Managed Trust / Annual Report / September 30, 2020	201

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Strategy Alternative Fund (Continued)

Description	Shares		Market Value ($ Thousands)

COMMON STOCK (continued)
Ingevity Corp *		44,342	$2,192
O-I Glass Inc, Cl I		30,243	320
Vulcan Materials Co		10,952	1,485

			7,181

Real Estate — 3.1%
Jernigan Capital Inc ‡		6,828	117
Kimco Realty Corp ‡		204,603	2,304
MGM Growth Properties, Cl A ‡		80,339	2,248
Outfront Media Inc ‡(B)		55,330	805
Park Hotels & Resorts Inc ‡		132,437	1,323
Regency Centers Corp ‡		53,222	2,023
Seritage Growth Properties *‡		34,968	470
Simon Property Group Inc ‡		16,245	1,051
Taubman Centers Inc ‡		123,484	4,111

			14,452

Utilities — 1.0%
Clearway Energy Inc, Cl C (B)		93,105	2,510
PG&E Corp *(B)		233,566	2,194

			4,704

Total Common Stock (Cost $158,316) ($ Thousands)			164,399

	Face Amount (Thousands)

CORPORATE OBLIGATIONS — 16.0%

Communication Services — 1.4%
Altice France
7.375%, 05/01/2026 (F)		$255	267
5.125%, 01/15/2029 (F)		170	169
4.125%, 01/15/2029	EUR	100	117
Altice France Holding
8.000%, 05/15/2027		462	574
AMC Entertainment Holdings
10.500%, 04/15/2025 (F)		$235	175
6.125%, 05/15/2027		55	11
5.750%, 06/15/2025		30	7
CB Escrow
8.000%, 10/15/2025 (F)		500	528
CCO Holdings
5.875%, 05/01/2027 (F)		750	787
5.750%, 02/15/2026 (F)		314	327
5.375%, 06/01/2029 (F)		85	92
5.125%, 05/01/2027 (F)		15	16
Consolidated Communications
6.500%, 10/01/2028 (F)		419	427
Digicel Group
6.750%, 03/01/2023 (F)		160	101
Digicel Group 0.5
10.000%, 04/01/2024		28	21

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
DISH DBS
7.750%, 07/01/2026		$125	$137
7.375%, 07/01/2028 (F)		500	515
EW Scripps
5.125%, 05/15/2025 (F)		867	848
Frontier Communications
10.500%, 09/15/2022 (G)		125	52
7.125%, 01/15/2023 (G)		135	52
6.875%, 01/15/2025 (G)		85	32
iHeartCommunications (A)
8.375%, 05/01/2027		49	48
6.375%, 05/01/2026		27	28
5.250%, 08/15/2027 (F)		25	24
Intelsat Jackson Holdings
9.750%, 07/15/2025 (F)(G)		90	59
Intelsat Luxembourg
8.125%, 06/01/2023 (G)		45	2
Level 3 Financing
5.375%, 01/15/2024		500	503
Lorca Telecom Bondco SAU
4.000%, 09/18/2027	EUR	200	240
Meredith
6.875%, 02/01/2026		$95	79
Nexstar Broadcasting
4.750%, 11/01/2028 (F)		104	106
Salem Media Group
6.750%, 06/01/2024 (F)		395	341
Trilogy International Partners
8.875%, 05/01/2022 (F)		175	161
Windstream Escrow
7.750%, 08/15/2028 (F)		134	132

			6,978

Consumer Discretionary — 4.3%
1011778 BC ULC / New Red Finance
4.250%, 05/15/2024 (F)		500	509
Allied Universal Holdco
6.625%, 07/15/2026 (F)		655	698
American Greetings
8.750%, 04/15/2025 (F)		265	250
Ashton Woods USA
6.625%, 01/15/2028 (F)		200	201
At Home Holding III
8.750%, 09/01/2025 (F)		177	185
Bed Bath & Beyond
5.165%, 08/01/2044		303	224
Caesars Entertainment
8.125%, 07/01/2027 (F)		456	483
6.250%, 07/01/2025 (F)		579	605
Caesars Resort Collection
5.250%, 10/15/2025 (F)		40	39

202	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Capitol Investment Merger Sub 2
10.000%, 08/01/2024 (F)		$155	$162
Carnival
11.500%, 04/01/2023 (F)		180	202
10.500%, 02/01/2026 (F)		95	105
9.875%, 08/01/2027 (F)		135	143
CBS Radio
7.250%, 11/01/2024 (F)		250	213
Cengage Learning
9.500%, 06/15/2024 (F)		395	261
Cirsa Finance International Sarl
7.875%, 12/20/2023 (F)		15	14
Clarios Global
4.375%, 05/15/2026	EUR	100	117
CSC Holdings
5.750%, 01/15/2030 (F)		$50	53
4.625%, 12/01/2030 (F)		283	285
3.375%, 02/15/2031 (F)		156	151
Cumulus Media New Holdings
6.750%, 07/01/2026 (F)		175	162
Diamond Resorts International
10.750%, 09/01/2024 (F)		310	276
Diamond Sports Group
6.625%, 08/15/2027 (F)		210	109
5.375%, 08/15/2026 (F)		400	283
Enterprise Development Authority
12.000%, 07/15/2024 (F)		111	124
ESH Hospitality
4.625%, 10/01/2027 (F)		113	111
Everi Payments
7.500%, 12/15/2025 (F)		180	176
Ford Motor
8.500%, 04/21/2023		200	218
Ford Motor Credit
5.596%, 01/07/2022		20	21
4.063%, 11/01/2024		45	45
3.350%, 11/01/2022		40	39
Getty Images
9.750%, 03/01/2027 (F)		235	229
G-III Apparel Group
7.875%, 08/15/2025 (F)		175	176
Golden Entertainment
7.625%, 04/15/2026 (F)		130	128
Golden Nugget
6.750%, 10/15/2024 (F)		75	63
GrubHub Holdings
5.500%, 07/01/2027 (F)		1,538	1,596
Guitar Center
13.000%cash/8.000% PIK, 04/15/2022 (F)		763	328
13.000%, 04/15/2022 (C)(E)(F)		9	3
10.000%, 05/15/2022 (C)(E)(F)		10	10

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Guitar Center Escrow Issuer
9.500%, 10/15/2021 (F)		$90	$74
Hilton Domestic Operating
4.250%, 09/01/2024		55	55
Houghton Mifflin Harcourt Publishers
9.000%, 02/15/2025 (F)		395	379
Inn of the Mountain Gods Resort & Casino
9.250%cash/0% PIK, 11/30/2020 (C)		192	181
Installed Building Products
5.750%, 02/01/2028 (F)		196	206
IRB Holding
7.000%, 06/15/2025 (F)		145	155
Jacobs Entertainment
7.875%, 02/01/2024 (F)		425	415
L Brands
7.600%, 07/15/2037		5	5
6.750%, 07/01/2036		80	79
6.625%, 10/01/2030 (F)		60	61
Las Vegas Sands
3.900%, 08/08/2029		645	645
3.500%, 08/18/2026		107	108
Liberty Interactive
8.250%, 02/01/2030		520	562
Lithia Motors
4.375%, 01/15/2031 (F)		42	42
Macy’s Retail Holdings
3.450%, 01/15/2021		65	64
Mattamy Group
4.625%, 03/01/2030 (F)		692	701
Maxeda DIY Holding BV
5.875%, 10/01/2026	EUR	830	973
McGraw-Hill Global Education Holdings
7.875%, 05/15/2024 (F)		$290	156
MGM Resorts International
7.750%, 03/15/2022		154	162
Monitronics International Inc
9.125%, 04/01/2020 (C)(G)		495	–
NCL
12.250%, 05/15/2024 (F)		115	129
Nordstrom
8.750%, 05/15/2025 (F)		50	55
PetSmart
5.875%, 06/01/2025 (F)		170	174
Royal Caribbean Cruises
10.875%, 06/01/2023 (F)		120	134
Scientific Games International
8.250%, 03/15/2026 (F)		94	98
7.250%, 11/15/2029 (F)		140	142
7.000%, 05/15/2028 (F)		59	59
5.000%, 10/15/2025 (F)		1,089	1,094
STL Holding
7.500%, 02/15/2026 (F)		223	223

SEI Institutional Managed Trust / Annual Report / September 30, 2020	203

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Strategy Alternative Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Sugarhouse HSP Gaming Prop Mezz
5.875%, 05/15/2025 (F)		$480	$468
Telegraph Columbus
3.875%, 05/02/2025	EUR	350	391
Terrier Media Buyer
8.875%, 12/15/2027 (F)		$410	413
Univision Communications
6.625%, 06/01/2027 (F)		490	478
Urban One
7.375%, 04/15/2022 (F)		705	638
William Hill MTN
4.750%, 05/01/2026	GBP	200	270
Winnebago Industries
6.250%, 07/15/2028 (F)		$764	806
Wynn Las Vegas
5.500%, 03/01/2025 (F)		95	90
5.250%, 05/15/2027		60	56
4.250%, 05/30/2023 (F)		15	14
Wynn Macau
5.625%, 08/26/2028 (F)		140	136
Wynn Resorts Finance
7.750%, 04/15/2025 (F)		265	281

			20,169

Consumer Staples — 0.5%
Albertsons
7.500%, 03/15/2026 (F)		764	838
5.750%, 03/15/2025		404	417
New Albertsons
8.700%, 05/01/2030		100	121
Performance Food Group
5.500%, 06/01/2024 (F)		41	41
Post Holdings
4.625%, 04/15/2030 (F)		106	109
Rite Aid
8.000%, 11/15/2026 (F)		176	176
7.700%, 02/15/2027		285	233
Vector Group
10.500%, 11/01/2026 (F)		225	230
6.125%, 02/01/2025 (F)		330	329

			2,494

Energy — 2.0%
Ascent Resources Utica Holdings
7.000%, 11/01/2026 (F)		247	189
Carrizo Oil & Gas
6.250%, 04/15/2023		86	28
Cheniere Energy Partners
5.625%, 10/01/2026		85	88
4.500%, 10/01/2029		85	87
Chesapeake Energy
7.500%, 10/01/2026 (G)		170	6

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
7.000%, 10/01/2024 (G)	$55	$2
CITGO Petroleum
7.000%, 06/15/2025 (F)	286	282
CNX Midstream Partners
6.500%, 03/15/2026 (F)	405	410
CNX Resources
7.250%, 03/14/2027 (F)	140	143
Crestwood Midstream Partners
5.750%, 04/01/2025	285	259
EnLink Midstream
5.375%, 06/01/2029	335	271
EnLink Midstream Partners
5.600%, 04/01/2044	103	66
5.450%, 06/01/2047	118	74
4.850%, 07/15/2026	85	74
EQT
7.875%, 02/01/2025	140	155
Equities
8.750%, 02/01/2030	115	136
Extraction Oil & Gas
5.625%, 02/01/2026 (F)(G)	270	67
Harvest Midstream I
7.500%, 09/01/2028 (F)	199	198
Laredo Petroleum
10.125%, 01/15/2028	90	53
9.500%, 01/15/2025	90	54
MEG Energy
7.125%, 02/01/2027	100	90
7.000%, 03/31/2024 (F)	80	74
Montage Resources
8.875%, 07/15/2023	248	252
Nabors Industries
5.750%, 02/01/2025	170	58
Noble Holding International
8.950%, 04/01/2045 (G)	180	1
7.750%, 01/15/2024 (G)	215	1
NuStar Logistics
6.375%, 10/01/2030	128	133
5.750%, 10/01/2025	128	132
Oasis Petroleum
6.250%, 05/01/2026 (F)(G)	127	30
Occidental Petroleum
8.500%, 07/15/2027	73	74
6.625%, 09/01/2030	30	28
5.550%, 03/15/2026	95	86
4.625%, 06/15/2045	120	87
4.500%, 07/15/2044	10	7
4.400%, 04/15/2046	10	7
2.700%, 08/15/2022	230	215
2.700%, 02/15/2023	60	55
Parsley Energy
5.625%, 10/15/2027 (F)	94	94

204	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Petrobras Global Finance BV
6.900%, 03/19/2049		$595	$665
6.750%, 06/03/2050		37	40
Petroleos Mexicanos
6.950%, 01/28/2060 (F)		351	271
6.375%, 01/23/2045		650	498
6.350%, 02/12/2048		1,188	894
5.950%, 01/28/2031 (F)		305	258
4.500%, 01/23/2026		211	188
3.500%, 01/30/2023		604	595
Petroleos Mexicanos MTN
6.750%, 09/21/2047		1,390	1,079
Pride International
7.875%, 08/15/2040 (G)		50	5
Shelf Drilling Holdings
8.250%, 02/15/2025 (F)		85	34
SM Energy
6.750%, 09/15/2026		107	48
Southwestern Energy
8.375%, 09/15/2028		44	43
7.750%, 10/01/2027		25	24
7.500%, 04/01/2026		265	259
Transocean
6.800%, 03/15/2038		290	38
USA Compression Partners
6.875%, 09/01/2027		225	223
Valaris
5.850%, 01/15/2044 (G)		185	14
Western Midstream Operating
2.116%, VAR ICE LIBOR USD 3 Month+1.850%, 01/13/2023		715	665

			9,907

Financials — 1.9%
Barclays
7.750%, VAR USD Swap Semi 30/360 5 Yr Curr+4.842%(H)		260	269
Citigroup Global Markets Holdings MTN
14.167%, 10/22/2020 (F)(I)	EGP	10,508	662
Freedom Mortgage
8.250%, 04/15/2025 (F)		$610	622
8.125%, 11/15/2024 (F)		375	374
FS Energy and Power Fund
7.500%, 08/15/2023 (F)		125	114
Genworth Mortgage Holdings
6.500%, 08/15/2025 (F)		120	125
Goldman Sachs International MTN
13.511%, 10/15/2020 (I)	EGP	10,350	654
GTCR AP Finance
8.000%, 05/15/2027 (F)		$225	237
ICBC Standard Bank MTN
12.944%, 03/04/2021 (F)(I)	EGP	22,921	1,380

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Issuer
6.250%, 03/01/2028 (F)		$480	$478
Ladder Capital Finance Holdings LLLP
5.875%, 08/01/2021 (F)		85	85
5.250%, 03/15/2022 (F)		320	314
5.250%, 10/01/2025 (F)		35	32
MDGH - GMTN BV MTN
4.500%, 11/07/2028		200	239
Nationstar Mortgage Holdings
9.125%, 07/15/2026 (F)		250	268
5.500%, 08/15/2028 (F)		195	195
New Residential Investment
6.250%, 10/15/2025 (F)		280	276
NMI Holdings
7.375%, 06/01/2025 (F)		180	192
Novo Banco MTN
3.500%, 01/02/2043	EUR	20	19
3.500%, 01/23/2043		280	268
OneMain Finance
7.125%, 03/15/2026		$150	168
6.875%, 03/15/2025		275	305
6.125%, 03/15/2024		95	100
Saracen Development
11.000%cash/3.000% PIK, 10/15/2025 (C)(E)(F)		379	433
VTB Bank Via VTB Capital
6.950%, 10/17/2022		653	692
WeWork
7.875%, 05/01/2025 (F)		410	261

			8,762

Health Care — 1.3%
APX Group
8.500%, 11/01/2024		118	124
7.625%, 09/01/2023		300	303
Avantor
6.000%, 10/01/2024 (F)		800	836
Bausch Health
7.000%, 03/15/2024 (F)		430	445
6.250%, 02/15/2029 (F)		889	914
Bausch Health Americas
8.500%, 01/31/2027 (F)		247	271
Centene
4.625%, 12/15/2029		80	86
Change Healthcare Holdings
5.750%, 03/01/2025 (F)		91	92
DaVita
3.750%, 02/15/2031 (F)		747	720
Endo Dac
9.500%, 07/31/2027 (F)		114	119
6.000%, 06/30/2028 (F)		243	179

SEI Institutional Managed Trust / Annual Report / September 30, 2020	205

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Strategy Alternative Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
HCA
5.875%, 02/01/2029		$70	$81
Jaguar Holding II
5.000%, 06/15/2028 (F)		205	214
MEDNAX
5.250%, 12/01/2023 (F)		408	413
Par Pharmaceutical
7.500%, 04/01/2027 (F)		76	80
Prime Security Services Borrower
6.250%, 01/15/2028 (F)		215	218
3.375%, 08/31/2027 (F)		170	163
Radiology Partners
9.250%, 02/01/2028 (F)		140	146
Tenet Healthcare
6.250%, 02/01/2027 (F)		80	83
6.125%, 10/01/2028 (F)		326	317
Varex Imaging
7.875%, 10/15/2027 (F)		225	233

			6,037

Industrials — 1.0%
Bombardier
7.875%, 04/15/2027 (F)		115	87
7.500%, 12/01/2024 (F)		25	19
7.500%, 03/15/2025 (F)		115	86
6.000%, 10/15/2022 (F)		35	33
Builders FirstSource
6.750%, 06/01/2027 (F)		333	357
Cornerstone Building Brands
8.000%, 04/15/2026 (F)		230	242
Delta Air Lines
7.000%, 05/01/2025 (F)		260	286
Fortress Transportation and Infrastructure Investors
9.750%, 08/01/2027 (F)		210	225
6.500%, 10/01/2025 (F)		50	49
Garda World Security
8.750%, 05/15/2025 (F)		14	14
GFL Environmental
5.125%, 12/15/2026 (F)		9	9
4.250%, 06/01/2025 (F)		364	368
New Enterprise Stone & Lime
6.250%, 03/15/2026 (F)		110	113
Nielsen Finance
5.875%, 10/01/2030 (F)		64	66
5.625%, 10/01/2028 (F)		64	66
Parts Europe
6.500%, 07/16/2025	EUR	450	532
Spirit AeroSystems
5.500%, 01/15/2025 (F)		$98	99
4.600%, 06/15/2028		10	8

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Spirit Loyalty Cayman
8.000%, 09/20/2025 (F)	$166	$176
Team Health Holdings
6.375%, 02/01/2025 (F)	165	113
TransDigm
8.000%, 12/15/2025 (F)	400	435
6.375%, 06/15/2026	118	118
6.250%, 03/15/2026 (F)	173	181
Triumph Group
8.875%, 06/01/2024 (F)	80	85
7.750%, 08/15/2025	235	151
6.250%, 09/15/2024 (F)	20	17
5.250%, 06/01/2022	70	57
Tutor Perini
6.875%, 05/01/2025 (F)	440	405
Western Global Airlines
10.375%, 08/15/2025 (F)	155	158

		4,555

Information Technology — 0.7%
Banff Merger Sub
9.750%, 09/01/2026 (F)	205	217
Broadcom
5.000%, 04/15/2030	500	590
4.150%, 11/15/2030	500	562
CommScope
8.250%, 03/01/2027	300	312
7.125%, 07/01/2028 (F)	55	56
CommScope Finance
6.000%, 03/01/2026 (F)	150	156
CommScope Technologies
6.000%, 06/15/2025 (F)	38	39
EIG Investors
10.875%, 02/01/2024	212	220
Microchip Technology
4.250%, 09/01/2025 (F)	150	156
NCR
5.250%, 10/01/2030 (F)	177	177
5.000%, 10/01/2028 (F)	89	89
ON Semiconductor
3.875%, 09/01/2028 (F)	71	72
Veritas US
10.500%, 02/01/2024 (F)	300	282
7.500%, 09/01/2025 (F)	133	137

		3,065

Materials — 2.2%
Allegheny Technologies
7.875%, 08/15/2023	145	148
5.875%, 12/01/2027	210	202
Arconic
6.000%, 05/15/2025 (F)	274	293

206	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Baffinland Iron Mines
8.750%, 07/15/2026 (F)		$830	$855
Big River Steel
6.625%, 01/31/2029 (F)		85	86
CENVO Corp (Escrow Security)
0.000%, 09/15/2022 (C)(D)(E)		505	–
Chemours
6.625%, 05/15/2023		755	764
Cleveland-Cliffs
9.875%, 10/17/2025 (F)		500	558
Cornerstone Chemical
6.750%, 08/15/2024 (F)		625	585
CSN Islands XI
6.750%, 01/28/2028 (F)		350	339
Eldorado
9.500%, 06/01/2024 (F)		133	141
First Quantum Minerals
7.500%, 04/01/2025 (F)		690	682
6.875%, 10/15/2027 (F)		170	164
Freeport-McMoRan
5.450%, 03/15/2043		245	272
5.250%, 09/01/2029		175	188
5.000%, 09/01/2027		25	26
4.375%, 08/01/2028		98	101
Hexion
7.875%, 07/15/2027		240	240
IAMGOLD
5.750%, 10/15/2028 (F)		85	83
Intelligent Packaging Finco
6.000%, 09/15/2028 (F)		353	358
Jupiter Resources
13.000%, 01/31/2024 (C)(E)		29	26
LSB Industries
9.625%, 05/01/2023 (F)		830	813
Mineral Resources
8.125%, 05/01/2027 (F)		430	466
Mountain Province Diamonds
8.000%, 12/15/2022 (F)		410	312
New Gold
6.375%, 05/15/2025 (F)		125	129
Northwest Acquisitions ULC
7.125%, 11/01/2022 (F)(G)		460	7
Novelis
4.750%, 01/30/2030 (F)		834	819
OCI
3.625%, 10/15/2025	EUR	100	117
Rain CII Carbon
7.250%, 04/01/2025 (F)		$610	583
Reynolds Group Issuer
4.000%, 10/15/2027 (F)		297	299
Trident TPI Holdings
9.250%, 08/01/2024 (F)		268	285

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Venator Finance Sarl
9.500%, 07/01/2025 (F)	$246	$261

		10,202

Real Estate — 0.2%
Diversified Healthcare Trust
9.750%, 06/15/2025	310	345
GLP Capital
4.000%, 01/15/2031	144	150
Uniti Group
8.250%, 10/15/2023	260	256
7.125%, 12/15/2024 (F)	50	48
6.000%, 04/15/2023 (F)	175	176

		975

Utilities — 0.5%
Calpine
5.000%, 02/01/2031 (F)	261	266
Eskom Holdings SOC
5.750%, 01/26/2021	777	758
Eskom Holdings SOC MTN
8.450%, 08/10/2028	1,060	973
NRG Energy
7.250%, 05/15/2026	110	117
5.250%, 06/15/2029 (F)	20	22
Vistra Operations
5.500%, 09/01/2026 (F)	80	83

		2,219

Total Corporate Obligations (Cost $76,235) ($ Thousands)		75,363

	Shares

REGISTERED INVESTMENT COMPANY — 10.8%
Merger Fund, Cl L	2,934,008	51,081

Total Registered Investment Company (Cost $47,062) ($ Thousands)		51,081

FOREIGN COMMON STOCK — 6.6%

Australia — 0.2%
Afterpay *	19,690	1,129

Canada — 0.9%
Air Canada, Cl A *	11,201	132
Lightspeed POS *	50,620	1,617
Norbord	76,830	2,263
Transat AT, Cl B *	65,781	191

		4,203

SEI Institutional Managed Trust / Annual Report / September 30, 2020	207

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Strategy Alternative Fund (Continued)

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)

China — 0.1%
Agora Inc ADR	7,728	$332

Hong Kong — 1.0%
Alibaba Group Holding *	76,482	2,720
Tencent Holdings	31,600	2,085

		4,805

Italy — 0.1%
IMA Industria Macchine Automatiche	6,616	522

Japan — 0.6%
Nexon Co Ltd	35,200	875
Renesas Electronics *	257,400	1,866

		2,741

South Korea — 0.2%
Kakao	3,381	1,054

Taiwan — 0.4%
Sea Ltd ADR *(B)	11,218	1,728

United Kingdom — 3.1%
21Vianet Group ADR *(B)	85,772	1,986
Gamesys Group PLC	70,460	1,086
Nielsen Holdings PLC	121,781	1,727
Willis Towers Watson PLC	46,086	9,624

		14,423

Total Foreign Common Stock (Cost $26,785) ($ Thousands)		30,937

	Face Amount (Thousands)

LOAN PARTICIPATIONS — 4.2%
Academy, LTD., Initial Term Loan, 1st Lien
5.000%, VAR LIBOR+4.000%, 07/01/2022	$897	875
Advisor Group, Inc., 1st Lien
5.147%, 07/31/2026	192	185
Affinity Game, Term Loan 2, 1st Lien
4.250%, 07/01/2023 (J)	351	313
Affinity Game, Term Loan 2, 2nd Lien
9.250%, 01/31/2025	300	237
Agrofresh Inc., Initial Term Loan
7.250%, 12/31/2024	314	305

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
AMC Entertainment Holdings, Inc. (fka AMC Entertainment Inc.), Term B-1 Loan, 1st Lien
3.220%, VAR LIBOR+3.000%, 04/22/2026	$10	$6
American Gaming, Term Loan, 1st Lien
14.000%, 02/15/2024 (C)	130	129
American Greetings, Term Loan, 1st Lien
5.500%, 04/06/2024 (J)(K)	328	321
American Tire Distributors, Inc., Initial Term Loan, 1st Lien
8.500%, 09/02/2024 (K)	496	420
Aptos, 1st Lien
5.647%, 03/04/2027 (J)	263	246
Avianca, Dip Tranche A, 1st Lien
0.000%, 11/10/2021 (K)	245	241
BMC Software Finance, Inc., Term Loan, 1st Lien
4.397%, 10/02/2025	169	163
Boardriders, Inc., Tranche A Loan
9.000%, 10/23/2023 (C)(E)	46	45
Boardriders, Inc., Tranche B-2 Loan
9.000%, 04/23/2024 (C)(E)	249	184
Bright Bidco, Term Loan B, 1st Lien
4.500%, 06/30/2024 (J)(K)	409	196
Caesars Resort Collection, LLC, Term B Loan, 1st Lien
2.897%, VAR LIBOR+2.750%, 12/23/2024	199	186
Carestream Health, Inc., Term Loan, 1st Lien
7.750%, 05/08/2023	518	504
Cengage Learning, Inc., 2016 Refinancing Term Loan, 1st Lien
5.250%, VAR LIBOR+4.250%, 06/07/2023	415	346
Cenveo Corp., Term Loan, 1st Lien
10.500%, 06/07/2023 (J)	15	14
Cenveo Corporation, Exit Term Loan, 1st Lien
10.592%, 06/07/2023 (C)	2	2
10.500%, 06/07/2023 (C)	275	259
Chesapeake Energy Corporation, Class A Term Loan, 1st Lien
9.000%, VAR LIBOR+8.000%, 06/24/2024 (G)	143	100
ConvergeOne Holdings, Corp., Initial Term Loan, 1st Lien
5.147%, VAR LIBOR+5.000%, 01/04/2026	633	576
Cooper’s Hawk Intermediate Holding, LLC, Initial Term Loan, 1st Lien
6.647%, 10/31/2026	94	85

208	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
East Valley Tourist Development Authority, Term Loan, 1st Lien
9.000%, VAR LIBOR+8.000%, 03/07/2022 (C)	$131	$115
ELO Touch Solutions, Term Loan B, 1st Lien
6.645%, 12/14/2025	191	188
Endo Luxembourg Finance Company I S.ar.l., Initial Term Loan, 1st Lien
5.000%, VAR LIBOR+4.250%, 04/29/2024	120	113
Envision Healthcare Corporation, Initial Term Loan, 1st Lien
3.897%, VAR LIBOR+3.750%, 10/10/2025	626	450
Epic Y-Grade Services, LP, Term Loan
7.000%, 06/30/2027 (K)	442	356
Getty Images, Inc., Initial Dollar Term Loan, 1st Lien
4.688%, VAR LIBOR+4.500%, 02/19/2026	285	265
Glass Mountain, Term Loan B, 1st Lien
5.500%, 12/23/2024	68	37
Global Medical Response, Inc., 2018 Term Loan Retired 10/02/2020, 1st Lien
4.250%, VAR LIBOR+3.250%, 04/28/2022	167	166
Golden Nugget, Inc., Initial B Term Loan, 1st Lien
3.250%, VAR LIBOR+2.750%, 10/04/2023	328	291
Herschend Entertainment Co., 1st Lien
6.750%, 08/25/2025	217	207
Horseshoe Baltimore, Cov-Lite, Term Loan B, 1st Lien
4.147%, 07/08/2024 (J)	205	179
Hurtigruten Group, 1st Lien
4.750%, 06/11/2023	138	139
ICH US Intermediate Holdings II, Inc., Initial Term Loan, 1st Lien
6.750%, 12/24/2026 (J)	6	6
Innovacare, Term Loan, 1st Lien
6.750%, 12/24/2026 (J)	272	270
Inteliquent, Term Loan, 1st Lien
5.500%, 02/10/2024	50	48
J.C. Penney Corporation, Inc. , Loan (2016), 1st Lien
5.250%, VAR LIBOR+4.250%, 06/23/2023 (G)	378	117
J.C. Penney Corporation, Inc. , Loan (DIP), 1st Lien
13.000%, VAR LIBOR+11.750%, 11/16/2020 (C)	283	356

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Lanai Holdings II, Inc., Initial Term Loan, 1st Lien
5.750%, VAR LIBOR+4.750%, 08/29/2022	$1,123	$1,057
Libbey Glass, 1st Lien
12.000%, 11/30/2020 (C)(E)	44	43
5.750%, 04/09/2021 (G)(J)	27	4
4.000%, 11/30/2020	44	43
Lifescan Global Corporation, Initial Term Loan, 1st Lien
7.175%, 10/01/2024 (J)	1,103	1,038
Mashantucket (Western) Pequot Tribe, Term B Loan, 1st Lien
8.375%, VAR LIBOR+8.125%, 12/31/2020 (C)	569	555
Mavenir Systems, Inc., Initial Term Loan, 1st Lien
7.000%, VAR LIBOR+6.000%, 05/08/2025 (C)	411	407
Mcclatchy/SIJ, 1st Lien
10.167%, 07/15/2026	402	401
McGraw-Hill Global Education Holdings, LLC, Term B Loan, 1st Lien
5.000%, VAR LIBOR+4.000%, 05/04/2022	546	456
Misys Limited, Dollar Term Loan, 1st Lien
4.500%, VAR LIBOR+3.500%, 06/13/2024	303	282
Monitronics International Inc
7.750%, 03/29/2024 (C)	169	126
Nine West Holdings Inc., Term Loan, 1st Lien
8.220%, 03/19/2024	61	50
Owens & Minor Distribution, Term Loan B, 1st Lien
4.655%, 04/30/2025 (J)	107	103
Peak 10 Holding Corporation, Initial Term Loan, 1st Lien
3.720%, VAR LIBOR+3.500%, 08/01/2024	922	787
Ply Gem Midco, Inc., Initial Term Loan, 1st Lien
3.901%, VAR LIBOR+3.750%, 04/12/2025	117	114
Polymer Additives, Inc., Closing Date Term Loan
6.862%, 07/31/2025 (C)(K)	432	340
Polymer Additives, Inc., Term Loan, 1st Lien
6.862%, 07/31/2025	—	—
Polymer Process Soluions, Term Loan, 1st Lien
6.151%, 05/01/2026 (J)	379	368
R.R. Donnelley & Sons Company, Term B Loan
5.147%, 01/15/2024	283	270

SEI Institutional Managed Trust / Annual Report / September 30, 2020	209

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Strategy Alternative Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Rackspace Hosting, Inc., Term B Loan
4.000%, 11/03/2023 (J)	$135	$133
Radio One, Inc., Initial Term Loan, 1st Lien
5.000%, VAR LIBOR+4.000%, 04/18/2023	110	92
Radiology Partners Inc., Term Loan, 1st Lien
5.295%, 07/09/2025	11	11
Radiology Partners, Inc., Term B Loan
5.985%, VAR LIBOR+4.750%, 07/09/2025	13	13
Red Lobster Management LLC, Initial Term Loan, 1st Lien
6.250%, 07/28/2021 (J)	399	369
Revlon Consumer Products Corporation, 2016 Term Loan, 1st Lien
4.250%, VAR LIBOR+3.500%, 09/07/2023	899	245
Spencer Gifts LLC (Spirit Halloween Superstores LLC), Term Loan, 1st Lien
6.245%, 06/19/2026 (J)	180	159
Syniverse Holdings, Inc., Tranche C Term Loan , 1st Lien
6.000%, VAR LIBOR+5.000%, 03/09/2023 (K)	1,364	1,047
Team Health Holdings, Inc., Initial Term Loan, 1st Lien
3.750%, VAR LIBOR+2.750%, 02/06/2024 (K)	1,089	910
Traverse Midstream Partners LLC, Advance, 1st Lien
5.000%, VAR LIBOR+4.000%, 09/27/2024	481	441
Twin River Worldwide Holdings, Inc., Term B-1 Facility Loan, 1st Lien
9.000%, VAR LIBOR+8.000%, 05/11/2026	251	264
Valaris Dip
0.000%, 08/17/2021 (C)(K)	97	98
Vida Capital, Term Loan
6.147%, 10/01/2026 (J)	195	193

Total Loan Participations (Cost $20,493) ($ Thousands)		19,660

SOVEREIGN DEBT — 3.9%

Angolan Government International Bond MTN
8.000%, 11/26/2029	341	269
Argentine Republic Government International Bond
1.000%, 07/09/2029	100	46

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
0.125%, 1.125%, 07/09/2021, 07/09/2035 (L)		$1,224	$460
0.125%, 1.125%, 07/09/2021, 07/09/2046 (L)		1,222	469
Bahrain Government International Bond
7.000%, 01/26/2026		400	444
Egypt Government International Bond
8.875%, 05/29/2050 (F)		1,435	1,420
8.700%, 03/01/2049		579	564
8.150%, 11/20/2059 (F)		200	186
Jordan Government International Bond
5.850%, 07/07/2030 (F)		289	280
4.950%, 07/07/2025 (F)		433	431
Mexico Government International Bond
5.000%, 04/27/2051		419	469
4.750%, 04/27/2032		405	457
Nigeria Government International Bond
7.625%, 11/21/2025		1,320	1,373
Paraguay Government International Bond
4.625%, 01/25/2023		1,810	1,914
Russian Federal Bond - OFZ
7.400%, 07/17/2024	RUB	131,066	1,819
7.250%, 05/10/2034		98,816	1,375
7.150%, 11/12/2025		184,345	2,559
6.000%, 10/06/2027		116,353	1,511
Russian Foreign Bond - Eurobond
5.250%, 06/23/2047		$600	794
Saudi Government International Bond MTN
3.750%, 01/21/2055 (F)		300	325
2.750%, 02/03/2032 (F)		972	1,011

Total Sovereign Debt (Cost $18,717) ($ Thousands)			18,176

MUNICIPAL BONDS — 1.0%

Puerto Rico — 1.0%
Commonwealth of Puerto Rico, Ser A, GO *
8.000%, 07/01/2035 (G)		5,710	3,626
5.500%, 07/01/2039 (G)		325	215
5.000%, 07/01/2020 (G)		5	3
Commonwealth of Puerto Rico, Ser A, GO *
Callable 07/01/2022 @ 100
5.500%, 07/01/2026 (C)(G)		5	3
5.250%, 07/01/2023 (C)(G)		30	20
5.125%, 07/01/2037 (G)		20	13
5.000%, 07/01/2032 (G)		5	3
5.000%, 07/01/2041 (G)		705	444
Commonwealth of Puerto Rico, Ser B, GO *
4.400%, 07/01/2020 (G)		10	6
4.250%, 07/01/2019 (G)		5	3

210	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Commonwealth of Puerto Rico, Ser C, GO *
Callable 11/02/2020 @ 100 6.000%, 07/01/2032 (G)	$5	$3
Commonwealth of Puerto Rico, Ser C, GO *
Callable 07/01/2021 @ 100 6.500%, 07/01/2040 (G)	5	4
Commonwealth of Puerto Rico, Ser E, GO *
Callable 07/01/2021 @ 100 5.375%, 07/01/2030 (G)	5	4
Puerto Rico, Electric Power Authority, Ser A, RB
Callable 07/01/2022 @ 100 5.000%, 07/01/2042 (C)(G)	15	10
Puerto Rico, Electric Power Authority, Ser AAA, RB
Callable 11/02/2020 @ 100
5.250%, 07/01/2021 (G)	10	7
5.250%, 07/01/2025 (C)(G)	15	10
5.250%, 07/01/2027 (C)(G)	20	13
Puerto Rico, Electric Power Authority, Ser CCC, RB
Callable 11/02/2020 @ 100
5.250%, 07/01/2026 (G)	35	23
5.250%, 07/01/2027 (C)(G)	30	20
5.250%, 07/01/2028 (G)	5	3
Puerto Rico, Electric Power Authority, Ser NN, RB
5.500%, 07/01/2020 (C)(G)	35	23
Puerto Rico, Electric Power Authority, Ser TT, RB
Callable 11/02/2020 @ 100
5.000%, 07/01/2023 (G)	10	7
5.000%, 07/01/2032 (C)(G)	25	17
Puerto Rico, Electric Power Authority, Ser WW, RB
5.500%, 07/01/2020 (C)(G)	15	10
Puerto Rico, Electric Power Authority, Ser WW, RB
Callable 11/02/2020 @ 100
5.500%, 07/01/2021 (C)(G)	15	10
5.500%, 07/01/2038 (C)(G)	5	3
5.250%, 07/01/2033 (C)(G)	20	13
Puerto Rico, Electric Power Authority, Ser XX, RB
Callable 11/02/2020 @ 100 5.250%, 07/01/2035 (G)	5	3

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
5.250%, 07/01/2040 (G)	$30	$20

Total Municipal Bonds (Cost $3,721) ($ Thousands)		4,539

	Shares

PREFERRED STOCK — 0.6%
Consumer Discretionary — 0.0%
Boardriders, 0.000% *(C)(E)(M)	25,646	26

Energy — 0.0%
Crestwood Equity Partners, 9.250% (N)	16,902	100

Financials — 0.5%
FHLMC, 8.375% *(B)	129,734	1,155
FNMA, 8.250% *(B)	129,219	1,147

		2,302

Real Estate — 0.1%
Colony Capital, 7.150% ‡	12,189	275

Total Preferred Stock (Cost $2,335) ($ Thousands)		2,703

	Face Amount (Thousands)

CONVERTIBLE BONDS — 0.3%
Air Canada CV to 65.1337
4.000%, 07/01/2025 (F)	60	68
CNX Resources CV to 77.8816
2.250%, 05/01/2026 (F)	150	155
Colony Capital Operating CV to 434.7826
5.750%, 07/15/2025 (F)	30	44
Liberty Latin America CV to 48.4315
2.000%, 07/15/2024	265	217
Liberty Media CV to 16.7764
3.750%, 02/15/2030	407	302
Liberty Media CV to 22.94686
4.000%, 11/15/2029	367	272
MGIC Investment CV to 74.0741
9.000%, 04/01/2063 (F)	340	434
Royal Caribbean Cruises CV to 13.8672
4.250%, 06/15/2023 (F)	75	87

Total Convertible Bonds (Cost $1,506) ($ Thousands)		1,579

SEI Institutional Managed Trust / Annual Report / September 30, 2020	211

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Strategy Alternative Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES — 0.3%

Other Asset-Backed Securities — 0.3%

Cifc Funding, Ser 2018-4RA, Cl C
3.473%, VAR ICE LIBOR USD 3 Month+3.200%, 10/17/2030 (F)	$250	$233
Octagon Investment Partners 43, Ser 2019-1A, Cl D
4.145%, VAR ICE LIBOR USD 3 Month+3.900%, 10/25/2032 (F)	250	250
OHA Credit Funding 4, Ser 2019-4A, Cl D
4.008%, VAR ICE LIBOR USD 3 Month+3.750%, 10/22/2032 (F)	250	246
THL Credit Wind River CLO, Ser 2017-2A, Cl DR
2.875%, VAR ICE LIBOR USD 3 Month+2.600%, 10/15/2027 (F)	250	238
Tryon Park CLO, Ser 2018-1A, Cl CR
2.975%, VAR ICE LIBOR USD 3 Month+2.700%, 04/15/2029 (F)	250	235
Venture XVII CLO, Ser 2018-17A, Cl DRR
4.039%, VAR ICE LIBOR USD 3 Month+2.820%, 04/15/2027 (F)	200	172

Total Asset-Backed Securities (Cost $1,447) ($ Thousands)		1,374

U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bills
0.105%, 12/03/2020 (I)	482	482

Total U.S. Treasury Obligation (Cost $482) ($ Thousands)		482

MORTGAGE-BACKED SECURITY — 0.0%

Non-Agency Mortgage-Backed Obligations — 0.0%
CHT Mortgage Trust, Ser 2017-CSMO, Cl F
3.903%, VAR ICE LIBOR USD 1 Month+3.741%, 11/15/2036 (C)(F)	175	161

Total Mortgage-Backed Security (Cost $175) ($ Thousands)		161

	Number of Rights
RIGHTS — 0.0%
Celgene Corp CVR *‡‡	46,673	105

Total Rights (Cost $99) ($ Thousands)		105

Description	Number of Warrants	Market Value ($ Thousands)

WARRANTS — 0.0%
Guitar Center, Expires 12/30/2027 Strike Price $– *(C)	1,552	$–
Pershing Square Tontine Holdings, Expires 07/27/2025 Strike Price $– *	4,344	31
Windstream Services, Expires Strike Price $– *	5,809	52

Total Warrants (Cost $76) ($ Thousands)		83

	Shares

EXCHANGE TRADED FUND — 0.0%
VelocityShares Daily 2x VIX Short Term ETN	351	22

Total Exchange Traded Fund (Cost $23) ($ Thousands)		22

CASH EQUIVALENTS — 16.9%
Morgan Stanley Institutional Liquidity Fund Government Portfolio
0.020%**	112,500	113
Morgan Stanley Institutional Liquidity Fund Prime Portfolio
0.163%**	112,225	112
Morgan Stanley Institutional Liquidity Fund Treasury Securities Portfolio
0.010%**	112,500	113
Morgan Stanley Institutional Liquidity Fund Treasury Securities Portfolio, Cl I
0.010%**	693,946	694
Morgan Stanley Institutional Liquidity Funds - ESG Money Market Portfolio
0.162%**	112,270	112
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	78,712,189	78,712

Total Cash Equivalents (Cost $79,856) ($ Thousands)		79,856

Total Investments in Securities — 95.5% (Cost $437,328) ($ Thousands)		$450,520

COMMON STOCK SOLD SHORT— (13.4)%

Communication Services — (0.6)%
Cardlytics Inc *	(6,444)	(455)
CenturyLink Inc	(71,380)	(720)

212	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Omnicom Group Inc	(15,023)	$(743)
Verizon Communications Inc	(18,284)	(1,088)

		(3,006)

Consumer Discretionary — (2.5)%
AutoNation Inc *	(7,025)	(372)
Booking Holdings Inc *	(472)	(807)
Brinker International Inc	(16,023)	(684)
Brunswick Corp/DE	(8,914)	(525)
Camping World Holdings Inc, Cl A	(28,925)	(861)
CarParts.com Inc *	(44,112)	(477)
Dick’s Sporting Goods Inc	(13,422)	(777)
DR Horton Inc	(9,735)	(736)
eBay Inc	(16,143)	(841)
Garmin Ltd	(8,311)	(788)
Grand Canyon Education Inc *	(7,030)	(562)
Hilton Worldwide Holdings Inc	(7,314)	(624)
Lennar Corp, Cl A	(9,108)	(744)
Marriott International Inc/MD, Cl A	(6,370)	(590)
Papa John’s International Inc, Cl A	(8,538)	(703)
Polaris Inc	(3,858)	(364)
Texas Roadhouse Inc, Cl A	(5,770)	(351)
Workhorse Group Inc *	(21,366)	(540)
YETI Holdings Inc *	(7,944)	(360)

		(11,706)

Consumer Staples — (0.9)%
Campbell Soup Co	(26,420)	(1,278)
Craft Brew Alliance *	(27,229)	(449)
General Mills Inc	(5,989)	(369)
J M Smucker Co/The	(6,726)	(777)
Kroger Co/The	(19,838)	(673)
SpartanNash Co	(35,257)	(577)

		(4,123)

Energy — (0.3)%
Exxon Mobil Corp	(20,354)	(699)
Pioneer Natural Resources Co	(8,257)	(710)

		(1,409)

Financials — (0.6)%
Charles Schwab Corp/The	(933)	(34)
CME Group Inc	(2,173)	(364)
FactSet Research Systems Inc	(2,193)	(734)
Goldman Sachs Group Inc/The	(3,650)	(733)
MSCI Inc, Cl A	(2,055)	(733)
Tortoise Acquisition, Cl A *	(8,363)	(417)

		(3,015)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)

Health Care — (0.2)%
Vocera Communications Inc *	(29,456)	$(857)

Industrials — (1.5)%
Advanced Disposal Services *	(35,965)	(1,087)
ArcBest Corp	(23,702)	(736)
Caterpillar Inc, Cl A	(4,890)	(729)
Delta Air Lines Inc, Cl A	(16,326)	(499)
Equifax Inc	(3,455)	(542)
Hebron Technology *	(12,310)	(188)
PACCAR Inc	(10,113)	(863)
Roper Technologies Inc	(1,292)	(511)
Uber Technologies Inc *	(29,325)	(1,070)
United Rentals Inc *	(4,122)	(719)

		(6,944)

Information Technology — (6.3)%
Accenture PLC, Cl A	(2,439)	(551)
Advanced Micro Devices Inc *	(8,804)	(722)
Alteryx Inc, Cl A *	(3,220)	(366)
Analog Devices Inc	(78,372)	(9,149)
Anaplan Inc *	(13,666)	(855)
Applied Materials Inc	(12,156)	(723)
Aspen Technology Inc *	(5,585)	(707)
Automatic Data Processing Inc	(5,151)	(719)
BigCommerce Holdings Inc *	(7,510)	(626)
Booz Allen Hamilton Holding Corp, Cl A	(8,650)	(718)
Broadridge Financial Solutions Inc	(5,112)	(675)
Canon Inc	(52,400)	(867)
Check Point Software Technologies Ltd *	(5,814)	(700)
Cognizant Technology Solutions Corp, Cl A	(9,714)	(674)
Everbridge Inc *	(5,819)	(732)
F5 Networks Inc, Cl A *	(7,171)	(880)
Fitbit Inc, Cl A *	(73,921)	(514)
FLIR Systems Inc	(15,433)	(553)
Inphi Corp *	(6,413)	(720)
International Business Machines Corp	(8,754)	(1,065)
JFrog *	(5,090)	(431)
Lam Research Corp	(2,165)	(718)
Medallia Inc *	(18,058)	(495)
Oracle Corp, Cl B	(21,959)	(1,311)
Paylocity Holding Corp *	(6,141)	(991)
Qorvo Inc *	(5,319)	(686)
Teradata Corp *	(23,931)	(543)
Texas Instruments Inc	(5,113)	(730)
Workday Inc, Cl A *	(3,375)	(726)
Zscaler Inc *	(5,407)	(761)

		(29,908)

SEI Institutional Managed Trust / Annual Report / September 30, 2020	213

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Strategy Alternative Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)

Materials — (0.3)%
Albemarle Corp	(8,226)	$(734)
Nucor Corp	(16,043)	(720)

		(1,454)

Real Estate — (0.2)%
Iron Mountain Inc	(29,154)	(781)

Total Common Stock Sold Short (Proceeds $61,007) ($ Thousands)		(63,203)

FOREIGN COMMON STOCK SOLD SHORT— (3.3)%

Consumer Discretionary — (0.4)%
GSX Techedu Inc ADR *	(8,008)	(722)
Rakuten Inc	(74,300)	(797)

		(1,519)

Financials — (2.2)%
Aon PLC, Cl A	(49,710)	(10,255)

Health Care — (0.1)%
Demant A/S *	(20,168)	(634)

Information Technology — (0.6)%
Infosys ADR	(48,739)	(673)
Seagate Technology PLC	(14,765)	(728)
TeamViewer *	(16,408)	(810)
Temenos AG	(5,322)	(718)

		(2,929)

Total Foreign Common Stock Sold Short (Proceeds $13,971) ($ Thousands)		(15,337)

	Face Amount (Thousands )

CORPORATE OBLIGATIONS SOLD SHORT — (2.9)%

Communication Services — (0.1)%
Front Range BidCo
6.125%, 03/01/2028 (F)	$(176)	(182)
Gray Television
7.000%, 05/15/2027 (F)	(177)	(192)
Outfront Media Capital
5.000%, 08/15/2027 (F)	(146)	(142)

		(516)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS SOLD SHORT (continued)

Consumer Discretionary — (1.1)%
Altice Financing
7.500%, 05/15/2026 (F)	$(748)	$(792)
American Axle & Manufacturing
6.875%, 07/01/2028	(89)	(86)
6.250%, 04/01/2025	(500)	(494)
6.250%, 03/15/2026	(41)	(40)
Aramark Services
5.000%, 02/01/2028 (F)	(500)	(504)
Goodyear Tire & Rubber
5.000%, 05/31/2026	(273)	(265)
4.875%, 03/15/2027	(562)	(532)
Hilton Domestic Operating
4.875%, 01/15/2030	(151)	(155)
Hilton Worldwide Finance
4.625%, 04/01/2025	(177)	(179)
MGM Resorts International
5.500%, 04/15/2027	(500)	(523)
4.625%, 09/01/2026	(300)	(298)
Wynn Las Vegas
5.250%, 05/15/2027 (F)	(77)	(72)
ZF Finance GmbH MTN
3.750%, 09/21/2028	(94)	(107)
3.000%, 09/21/2025	(500)	(570)

		(4,617)

Consumer Staples — (0.2)%
Dufry One BV
2.000%, 02/15/2027	(600)	(584)
US Foods
5.875%, 06/15/2024 (F)	(500)	(503)

		(1,087)

Energy — (0.3)%
Apache
4.375%, 10/15/2028	(303)	(277)
Crestwood Midstream Partners
5.625%, 05/01/2027 (F)	(176)	(157)
MEG Energy
7.125%, 02/01/2027 (F)	(88)	(79)
SM Energy
10.000%, 01/15/2025 (F)	(88)	(84)
Southwestern Energy
7.500%, 04/01/2026	(224)	(219)
Targa Resources Partners
6.875%, 01/15/2029	(132)	(141)
6.500%, 07/15/2027	(500)	(521)
Western Midstream Operating
5.050%, 02/01/2030	(132)	(129)

		(1,607)

Financials — (0.1)%
Sabre GLBL
9.250%, 04/15/2025 (F)	(51)	(56)
7.375%, 09/01/2025 (F)	(146)	(148)

214	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS SOLD SHORT (continued)
Tempo Acquisition
6.750%, 06/01/2025 (F)	$(159)	$(162)

		(366)

Health Care — (0.2)%
Global Medical Response
6.500%, 10/01/2025 (F)	(117)	(116)
Polaris Intermediate 8.500%, cash/9.250% PIK 12/01/2022 (F)	(489)	(497)
Select Medical
6.250%, 08/15/2026 (F)	(252)	(262)
Surgery Center Holdings
6.750%, 07/01/2025 (F)	(234)	(233)

		(1,108)

Industrials — (0.2)%
Arconic
6.125%, 02/15/2028 (F)	(233)	(239)
Brand Industrial Services
8.500%, 07/15/2025 (F)	(496)	(469)
Builders FirstSource
5.000%, 03/01/2030 (F)	(59)	(61)
Spirit AeroSystems
7.500%, 04/15/2025 (F)	(161)	(163)

		(932)

Information Technology — (0.3)%
CommScope
8.250%, 03/01/2027 (F)	(400)	(416)
Diebold Nixdorf
9.375%, 07/15/2025 (F)	(94)	(99)
Presidio Holdings
4.875%, 02/01/2027 (F)	(500)	(505)
Western Digital
4.750%, 02/15/2026	(500)	(542)

		(1,562)

Materials — (0.4)%
Chemours
7.000%, 05/15/2025	(500)	(506)
Cleveland-Cliffs
5.875%, 06/01/2027	(497)	(462)
Hexion
7.875%, 07/15/2027 (F)	(257)	(257)
Mauser Packaging Solutions Holding
5.500%, 04/15/2024 (F)	(500)	(502)
Trivium Packaging Finance BV
8.500%, 08/15/2027 (F)	(189)	(204)

		(1,931)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS SOLD SHORT (continued)
Utilities — 0.0%
Calpine
4.625%, 02/01/2029 (F)	$(88)	$(88)

Total Corporate Obligations Sold Short (Proceeds $13,612) ($ Thousands)		(13,814)

	Shares

EXCHANGE TRADED FUNDS SOLD SHORT — (1.2)%
Exchange Traded Fund — (1.2)%
iShares Russell 2000 ETF	(14,503)	(2,172)
SPDR S&P 500 ETF Trust	(9,205)	(3,083)
VanEck Vectors Semiconductor ETF	(3,334)	(581)

Total Exchange Traded Funds Sold Short (Proceeds $5,833) ($ Thousands)		(5,836)

	Face Amount (Thousands )

U.S. TREASURY OBLIGATIONS SOLD SHORT — (0.4)%
U.S. Treasury Notes
0.625%, 08/15/30	(1,592)	(1,584)
0.250%, 07/31/25	(115)	(115)

Total U.S. Treasury Obligations (Proceeds $1,699) ($ Thousands)		(1,699)

Total Investments Sold Short — (21.2)% (Proceeds $96,122) ($ Thousands)		$(99,889)

	Contracts

PURCHASED OPTIONS* — 0.2%

Total Purchased Options (O) (Cost $841) ($ Thousands)	8,595	$810

WRITTEN OPTIONS* — 0.0%

Total Written Options (O) (Premiums Received $361) ($ Thousands)	(5,646)	$(210)

WRITTEN SWAPTION* — 0.0%

Total Written Swaption (P) (Premiums Received $10) ($ Thousands)	(1,272,000)	$(13)

SEI Institutional Managed Trust / Annual Report / September 30, 2020	215

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Strategy Alternative Fund (Continued)

A list of the open exchange traded options contracts for the Fund at September 30, 2020, is as follows:

Description	Number of Contracts	Notional Amount (Thousands) †	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTIONS — 0.2%

Put Options
58.Com Inc*	6	$1	$50.00	1/16/2021	$–
Bitauto Holdings Ltd*	12	1	15.00	12/19/2020	–
Bitauto Holdings Ltd*	4	–	15.00	1/16/2021	–
Energy Select Sector SPDR Fund*	35	6	29.00	11/21/2020	5
Genworth Financial*	122	1	2.50	10/17/2020	1
Immunomedics*	35	–	55.00	10/17/2020	–
Immunomedics*	122	1	65.00	10/17/2020	1
Immunomedics*	131	1	60.00	10/17/2020	1
Immunomedics*	935	7	60.00	10/17/2020	5
iShares iBoxx $ High Yield Corporate Bond ETF*	47	5	79.00	11/21/2020	3
iShares iBoxx $ High Yield Corporate Bond ETF*	117	13	81.00	11/21/2020	12
Russell 2000 Index*	2	8	1,520.00	10/17/2020	9
S&P 500 Index*	5,324	252	3,350.00	10/17/2020	235
S&P 500 Index*	20	108	3,340.00	10/17/2020	96
S&P 500 Index*	16	38	3,250.00	10/17/2020	33
S&P 500 Index*	20	26	3,180.00	10/17/2020	19
S&P 500 Index*	1	7	3,150.00	11/21/2020	7
S&P 500 Index*	4	25	3,200.00	10/17/2020	8
S&P 500 Index*	16	15	3,150.00	10/17/2020	11
Sogou*	110	2	7.50	10/17/2020	–
SPDR S&P 500 ETF Trust*	44	207	400.00	10/17/2020	290
SPDR® S&P® Oil & Gas Exploration & Production ETF*	44	7	37.00	11/21/2020	7
Sunrun Inc.*	71	10	22.00	10/17/2020	–
Taubman Centers*	193	10	30.00	10/17/2020	8
Taubman Centers*	18	–	20.00	10/17/2020	–
Taubman Centers*	2	–	22.50	10/17/2020	–
Taubman Centers*	651	21	25.00	10/17/2020	13
TransDigm Group*	3	5	440.00	11/21/2020	6
Wright Medical Group*	2	–	25.00	1/16/2021	–

		777			770

Call Options
Associated Capital Group*	22	3	22.00	1/16/2021	1
Cloudera*	247	37	10.00	10/17/2020	25
Comtech Telecommunications Corp.*	32	5	15.00	1/16/2021	5
Gilat Satellite Networks*	83	8	5.00	12/19/2020	6
Gilat Satellite Networks*	5	–	5.00	10/17/2020	–
Simon Property Group Inc*	9	3	75.00	10/17/2020	1
Spirit AeroSystems Holdings Inc*	26	5	35.00	10/17/2020	–
Tapestry*	64	3	20.00	11/21/2020	2

		64			40

Total Purchased Options		841			$810

WRITTEN OPTIONS — 0.0%

Put Options
Energy Select Sector SPDR Fund*	(35)	$(1)	24.00	11/21/20	$(1)
iShares iBoxx $ High Yield Corporate Bond ETF*	(47)	(2)	74.00	11/21/20	(2)
iShares iBoxx $ High Yield Corporate Bond ETF*	(117)	(4)	75.00	11/21/20	(4)
Russell 2000 Index*	(2)	(3)	1,370.00	10/17/20	(1)

216	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Number of Contracts	Notional Amount (Thousands) †	Exercise Price	Expiration Date	Value (Thousands)

WRITTEN OPTIONS (continued)
S&P 500 Index*	(1)	$(3)	$2,900.00	11/21/20	$(2)
S&P 500 Index*	(4)	(11)	3,100.00	10/17/20	(5)
S&P 500 Index*	(32)	(48)	3,200.00	10/17/20	(32)
S&P 500 Index*	(40)	(110)	3,260.00	10/17/20	(71)
S&P 500 Index*	(5,324)	(177)	3,250.00	10/17/20	(90)
SPDR® S&P® Oil & Gas Exploration & Production ETF*	(44)	(2)	32.00	11/21/20	(2)

		(361)			(210)

Total Written Options		$(361)			$(210)

† Represents Cost

A list of the OTC swaptions contracts for the Fund at September 30, 2020, is as follows:

Description	Counterparty	Number of Contracts/ Notional Amount	Exercise Price	Expiration Date	Value (Thousands)

WRITTEN SWAPTION — 0.0%

Put Swaptions
Swaption*	Bank of America Merill Lynch	(1,272,000)	$101.00	11/21/2020	$(13)

A list of the open futures contracts held by the Fund at September 30, 2020 is as follows:

Type of Contract	Number of Contracts Short	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
S&P 500 Index E-MINI	(10)	Dec-2020	$(1,662)	$(1,676)	$(14)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2020 is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	12/04/20	EUR	360	USD	425	$3
Barclays PLC	12/16/20	USD	251	EUR	212	(3)
BNYMellon	10/09/20 - 12/16/20	USD	164	EUR	140	—
BNYMellon	12/16/20	USD	562	EUR	474	(6)
BNYMellon	12/16/20	GBP	107	USD	139	—
BNYMellon	12/16/20	GBP	107	USD	139	—
BNYMellon	12/16/20	EUR	2,922	USD	3,477	44
BNYMellon	12/16/20	EUR	300	USD	351	(1)
Citi	10/21/20	AUD	102	USD	70	(2)
Citi	10/21/20	CAD	383	USD	290	3
Citi	10/21/20	CAD	688	USD	506	(9)
Citi	11/18/20	CNH	11,423	USD	1,633	(45)
Deutsche Bank	12/16/20	USD	615	RUB	47,273	(11)
Deutsche Bank	12/16/20	RUB	86,661	USD	1,127	20
Deutsche Bank	12/17/20	USD	690	ZAR	11,643	2
Goldman Sachs	10/02/20	USD	2,879	BRL	15,541	(122)
Goldman Sachs	10/02/20 - 02/02/21	BRL	23,374	USD	4,325	183
Goldman Sachs	10/21/20	USD	233	ILS	801	2
Goldman Sachs	11/18/20	USD	35	JPY	3,689	—
Goldman Sachs	11/18/20	USD	570	KRW	675,906	10

SEI Institutional Managed Trust / Annual Report / September 30, 2020	217

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Strategy Alternative Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	11/18/20	CNH	12,871	USD	1,840	$(50)
Goldman Sachs	11/18/20	KRW	899,059	USD	758	(14)
HSBC	10/21/20	CAD	1,370	USD	1,008	(17)
HSBC	11/18/20	USD	1,425	CNH	9,949	36
HSBC	11/18/20	CNH	3,151	USD	450	(12)
HSBC	11/18/20	JPY	14,461	USD	137	—
HSBC	12/16/20	USD	127	GBP	95	(4)
HSBC	12/16/20	EUR	429	USD	510	6
JPMorgan Chase Bank	10/02/20	USD	640	BRL	3,390	(39)
JPMorgan Chase Bank	10/21/20	CAD	253	USD	186	(3)
JPMorgan Chase Bank	11/18/20	USD	396	JPY	41,713	(1)
JPMorgan Chase Bank	12/16/20	USD	241	GBP	181	(7)
JPMorgan Chase Bank	12/16/20	USD	548	CHF	497	(5)
JPMorgan Chase Bank	12/16/20	EUR	1,414	USD	1,681	20
JPMorgan Chase Bank	12/16/20	RUB	201,380	USD	2,620	47
JPMorgan Chase Bank	12/16/20	IDR	55,096,139	USD	3,691	31
JPMorgan Chase Bank	12/17/20	USD	662	ZAR	11,368	13
Merrill Lynch	11/04/20	USD	610	BRL	3,390	(9)
Merrill Lynch	12/16/20	RUB	10,439	USD	136	2
Montgomery/Bank of America	10/21/20	USD	557	CAD	753	7
Montgomery/Bank of America	10/21/20	AUD	956	USD	663	(22)
Montgomery/Bank of America	11/18/20	USD	508	JPY	53,542	—
Montgomery/Bank of America	11/18/20	JPY	92,760	USD	876	(4)
Montgomery/Bank of America	12/16/20	USD	154	CHF	140	(1)
Montgomery/Bank of America	12/16/20	USD	386	GBP	289	(11)
Montgomery/Bank of America	12/16/20	USD	627	EUR	528	(7)
Morgan Stanley	10/21/20	AUD	219	USD	158	1
Morgan Stanley	10/21/20	USD	486	AUD	693	11
Morgan Stanley	10/21/20	USD	775	CAD	1,020	(12)
Morgan Stanley	10/21/20	CAD	994	USD	754	10
Morgan Stanley	10/30/20	CAD	410	USD	307	—
Morgan Stanley	10/30/20	CAD	38	USD	28	—
Morgan Stanley	10/30/20	EUR	450	USD	526	(2)
Morgan Stanley	11/18/20	USD	797	JPY	84,235	2
Morgan Stanley	12/16/20	GBP	431	USD	574	17
Morgan Stanley	12/16/20	USD	1,201	EUR	1,010	(14)
Morgan Stanley	12/16/20	RUB	240,409	USD	3,126	54
State Street	10/21/20	USD	310	AUD	447	10
State Street	10/21/20	USD	823	CAD	1,119	15
State Street	10/21/20	USD	845	ILS	2,907	6
State Street	10/21/20	AUD	199	USD	143	—
State Street	10/21/20	AUD	891	USD	618	(20)
State Street	10/21/20	ILS	1,365	USD	397	(2)
State Street	10/21/20	CAD	501	USD	375	—
State Street	10/21/20	CAD	2,423	USD	1,782	(32)
State Street	11/18/20	USD	354	JPY	37,368	—
State Street	11/18/20	USD	390	CNH	2,727	10
State Street	11/18/20	CNH	24,457	USD	3,525	(66)
State Street	11/18/20	JPY	238,182	USD	2,264	6

218	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
State Street	11/18/20	JPY	60,593	USD	573	$(2)
State Street	12/16/20	CHF	74	USD	82	1
State Street	12/16/20	USD	168	CHF	154	(1)
State Street	12/16/20	EUR	562	USD	668	8
State Street	12/16/20	GBP	1,394	USD	1,862	60
TD Bank	10/21/20	CAD	664	USD	488	(9)
TD Bank	12/16/20	EUR	335	USD	398	4
UBS	10/21/20	CAD	774	USD	570	(10)
UBS	11/18/20	USD	896	JPY	94,275	(1)
UBS	11/18/20	JPY	17,129	USD	162	—
UBS	12/16/20	USD	1,001	GBP	751	(30)
UBS	12/16/20	USD	1,889	EUR	1,590	(22)
Westpac Banking	10/21/20	AUD	345	USD	239	(8)
Westpac Banking	12/16/20	USD	74	EUR	62	(1)
Westpac Banking	12/16/20	GBP	256	USD	341	10

						$17

A list of the open OTC swap agreements held by the Fund at September 30, 2020 is as follows:

Credit Default Swap

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Citibank	Dillards Inc.	Buy	1.00%	Quarterly	12/20/2020	$55	$ —	$ —	$ —

			Total Return Swaps

Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	Indonesia Government	3 MONTH USD -LIBOR	INDONESIA GOVERMENT
Merrill Lynch	Bond	+ 1%	6.5% 06/15/2025	Semi-Annually	05/21/2021	USD	22,922,000	$78	$–	$78
Deutsche Bank	Indonesia Treasury Bond	3 MONTH USD -LIBOR	+ INDONESIA GOVERNMENT
		60 BPS	8.25% 6/15/2032	Semi-Annually	06/15/2032	USD	10,657,000	(80)	–	(80)
Deutsche Bank	Indonesia Treasury Bond	3 MONTH USD - LIBOR	INDONESIA GOVERNMENT 8.25% 6/15/2032	Semi-Annually	06/15/2032	USD	20,080,000	(23)	–	(23)
Goldman Sachs	NETMARBLE CORP	NETMARBLE CORP	1MLIBOR - 50	Monthly	12/15/2025	KRW	939	85	–	85
Goldman Sachs	SILERGY CORP	1MLIBOR - 50	SILERGY CORP	Annually	12/15/2025	USD	(1,078)	(18)	–	(18)
Goldman Sachs	WINBOND ELECTRONICS	WINBOND ELECTRONICS	1MLIBOR - 50	Monthly	12/15/2025	TWD	(1,185)	(20)	–	(20)
Morgan Stanley	COMTECH TELCOM	COMTECH TELCOM	FEDEF-1D	Annually	06/07/2021	USD	(470)	(42)	–	(42)
Morgan Stanley	EVOLUTION GAMING	FAURECIA	EVOLUTION GAMING(L)	Annually	08/04/2022	SEK	(623)	(3)	–	(3)
Morgan Stanley	FITBIT INC – A	FITBIT INC – A	FEDEF-1D	Monthly	09/07/2021	USD	190	(11)	–	(11)
Morgan Stanley	GILAT SATELLITE	GILAT SATELLITE	FEDEF-1D	Annually	06/07/2021	USD	(1,286)	(178)	–	(178)
Morgan Stanley	GRANDVISION NV	GRANDVISION NV	EURIB-1M	Annually	11/01/2021	EUR	(2,995)	108	–	108
Morgan Stanley	JUST EAT TAKEAWAY	JUST EAT TAKEAWAY	FEDEF-1D	Monthly	09/10/2022	USD	91	(3)	–	(3)
Morgan Stanley	NASDAQ 100 TOTAL RETURN	NASDAQ 100 TOTAL
		RETURN	1MLIBOR - 30	Monthly	12/15/2025	USD	1,442	3	–	3
Morgan Stanley	NETENT B	NETENT B	EONIA-1D	Monthly	08/04/2022	SEK	612	2	–	2
Morgan Stanley	Northview Apartment REIT	NORTHVIEW APARTMENT
		REAL ESTAT	DISC -1D	Annually	08/23/2021	CAD	(2,062)	96	–	96
Morgan Stanley	PFIZER INC	PFIZER INC	FEDEF-1D	Annually	06/07/2021	USD	(87)	2	–	2
Morgan Stanley	S&P 500 EQUAL WEIGHTED	00 EQUAL WEIGHTED
	INTC USD	INTC USD	1MLIBOR - 30	Monthly	12/15/2025	USD	2,578	(6)	–	(6)

SEI Institutional Managed Trust / Annual Report / September 30, 2020	219

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Strategy Alternative Fund (Continued)

Total Return Swaps (continued)

Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
								$(10)	$–	$(10)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2020 is as follows:

Credit Default Swaps

Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDX.HY.34	Buy	5.00%	Quarterly	06/20/2025	$ 173	$(8)	$(2)	$(6)
CDX.HY.34	Buy	5.00%	Quarterly	06/20/2025	480	(22)	(3)	(19)
CDX.HY.34	Buy	5.00%	Quarterly	06/20/2025	336	(16)	(1)	(15)
CDX.HY.34	Buy	5.00%	Quarterly	06/20/2025	336	(16)	(1)	(15)
CDX.HY.34	Buy	5.00%	Quarterly	06/20/2025	336	(16)	(1)	(15)
CDX.HY.34	Buy	5.00%	Quarterly	06/20/2025	374	(17)	—	(17)
CDX.HY.35	Buy	5.00%	Quarterly	12/25/2025	1,060	(43)	(42)	(1)
GAP Inc.	Buy	1.00%	Quarterly	06/20/2025	270	21	41	(20)
ITRX XOVER	Buy	5.00%	Quarterly	12/20/2025	175	(15)	(16)	1
Kazakhstan	Buy	1.00%	Quarterly	12/20/2024	1,522	(36)	(38)	2
Macys Inc.	Buy	1.00%	Quarterly	12/20/2020	55	1	1	—
Mexico	Buy	1.00%	Quarterly	06/20/2023	1,273	(4)	—	(4)
Mexico	Buy	1.00%	Quarterly	12/20/2023	2,938	(2)	(20)	18
Mexico	Buy	1.00%	Quarterly	12/20/2023	458	—	3	(3)
Nordstrom	Buy	1.00%	Quarterly	06/20/2025	50	10	3	7
Republic of Korea	Buy	1.00%	Quarterly	06/20/2024	3,487	(106)	(96)	(10)
Republic of Turkey	Sell	1.00%	Quarterly	12/20/2022	(654)	(56)	(13)	(43)
Republic of Turkey	Buy	1.00%	Quarterly	06/20/2024	1,709	240	122	118
Simon Property Group	Buy	1.00%	Quarterly	06/20/2025	275	6	18	(12)
SOAF	Buy	1.00%	Quarterly	12/20/2024	3,425	257	—	257

						$178	$(45)	$223

Interest Rate Swaps

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
1.0 X MXIBTIIE + 0.0 BPS	4.475	Monthly	12/14/2022	MXN	33,816	$(3)	$–	$(3)
1.0 X BZDIOVRA + 0.0 BPS	4.13	Annually	01/02/2023	BRL	8,776	(13)	–	(13)
1.0 X BZDIOVRA + 0.0 BPS	4.08	Annually	01/02/2023	BRL	8,032	(13)	–	(13)
1.0 X BZDIOVRA + 0.0 BPS	4.54%	Annually	01/02/2023	BRL	6,776	1	–	1
1.0 X MXIBTIIE + 0.0 BPS	5.07	Monthly	12/10/2025	MXN	31,148	(4)	–	(4)
1.0 X CNRR007 + 0.0 BPS	2.779	Quarterly	12/16/2025	CNY	13,693	12	–	12
1.0 X MXIBTIIE + 0.0 BPS	5.814	Monthly	12/04/2030	MXN	32,810	(14)	–	(14)

						$(34)	$–	$(34)

Percentages are based on Net Assets of $471,932 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2020.

‡	Real Estate Investment Trust.

‡‡	Expiration date not available.

†	Investment in Affiliated Security (see Note 6).

(A)	Security, or a portion thereof, is owned through a holding entity, Bamboo Temple, LLC.

(B)	Security, or portion thereof, has been pledged as collateral on securities sold short.

(C)	Level 3 security in accordance with fair value hierarchy.

(D)	Securities considered illiquid. The total value of such securities as of September 30, 2020 was $586 ($ Thousands) and represented 0.1% of the Net Assets of the Fund.
(E)

Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2020 was $1,010 ($ Thousands) and represented 0.2% of the Net Assets of the Fund.

(F)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions.

On September 30, 2020, the value of these securities amounted to $48,300 ($ Thousands), representing 10.2% of the Net Assets of the Fund.

(G)	Security is in default on interest payment.

(H)	Perpetual security with no stated maturity date.

(I)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(J)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

220	SEI Institutional Managed Trust / Annual Report / September 30, 2020

(K)	Unsettled bank loan. Interest rate may not be available.

(L)	Step Bonds – Represents the current rate, the step rate, the step date and the final maturity date.

(M)	There is currently no rate available.

(N)	Security is a Master Limited Partnership. At September 30, 2020, such securities amounted to $100 ($ Thousands), or 0.0% of the Net Assets of the Fund (See Note 2).

(O)	Refer to table below for details on Options Contracts.

(P)	Refer to table below for details on Swaption Contracts.

ADR	— American Depositary Receipt
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
Cl	— Class
CLO	— Collateralized Loan Obligation
CNH	— Chinese Yuan Offshore
CV	— Convertible Security
CVR	— Contingent Value Rights
DAC	— Designated Activity Company
EGP	— Egyptian Pound
ETF	— Exchange-Traded Fund
ETN	— Exchange Traded Note
EUR	— Euro
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GBP	— British Pound Sterling
GO	— General Obligation
ICE—	Intercontinental Exchange
IDR	— Indonesian Rupiah
ILS	— Israeli New Sheckels
JPY	— Japanese Yen
KRW	— Korean Won
LIBOR—	London Interbank Offered Rate
LLC	— Limited Liability Company
LLLP	— Limited Liability Limited Partnership
L.P.	— Limited Partnership
Ltd.	— Limited
MSCI	— Morgan Stanley Capital International
MTN	— Medium Term Note
NASDAQ	– National Association of Securities Dealers and Automated Quotations
OTC	— Over The Counter
PIK	— Payment-in-Kind
PLC	— Public Limited Company
RB	— Revenue Bond
REIT	— Real Estate investment Trust
RUB	— Russian Ruble
S&P—	Standard & Poor’s
SEK	— Swedish Krona
Ser	— Series
SPDR	— Standard & Poor’s Depository Receipt
TIIE	— Interbank Equilibrium Interest Rate
ULC	— Unlimited Liability Company
USD	— U.S. Dollar
VAR	— Variable Rate
ZAR	— South African Rand

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	164,100	54	245	164,399
Corporate Obligations	–	74,709	654	75,363
Registered Investment Company	51,081	–	–	51,081
Foreign Common Stock	30,937	–	–	30,937
Loan Participations	–	17,002	2,658	19,660
Sovereign Debt	–	18,176	–	18,176
Municipal Bonds	–	4,387	152	4,539
Preferred Stock	2,677	–	26	2,703
Convertible Bonds	–	1,579	–	1,579
Asset-Backed Securities	–	1,374	–	1,374
U.S. Treasury Obligation	–	482	–	482
Mortgage-Backed Security	–	–	161	161
Rights	105	–	–	105
Warrants	–	83	–	83
Exchange Traded Fund	22	–	–	22
Cash Equivalents	79,856	–	–	79,856

Total Investments in Securities	328,778	117,846	3,896	450,520

Securities Sold Short
Common Stock	(63,203)	–	–	(63,203)
Foreign Common Stock	(15,337)	–	–	(15,337)
Corporate Obligations	–	(13,814)	–	(13,814)
Exchange Traded Funds	(5,836)	–	–	(5,836)
U.S. Treasury Obligations	–	(1,699)	–	(1,699)

Total Securities Sold Short	(84,376)	(15,513)	–	(99,889)

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Options	810	–	–	810
Written Options	(210)	–	–	(210)
Written Swaptions	–	(13)	–	(13)
Futures Contracts*
Unrealized Depreciation	(14)	–	–	(14)
Forwards Contracts*
Unrealized Appreciation	–	654	–	654
Unrealized Depreciation	–	(637)	–	(637)
OTC Swaps
Credit Default Swaps*
Unrealized Appreciation	–	–	–	–
Total Return Swaps*
Unrealized Appreciation	–	374	–	374
Unrealized Depreciation	–	(384)	–	(384)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Appreciation	–	403	–	403
Unrealized Depreciation	–	(180)	–	(180)
Interest Rate Swaps*
Unrealized Appreciation	–	13	–	13
Unrealized Depreciation	–	(47)	–	(47)

Total Other Financial Instruments	586	183	–	769

(1) A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the year in relation to Net Assets. Management has concluded that Level 3 investments are not material in relation to Net Assets.

* Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2020, there were transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	221

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Strategy Alternative Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$153,543	$816,057	$(890,888)	$ —	$ —	$78,712	78,712,189	$ 1,119	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

222	SEI Institutional Managed Trust / Annual Report / September 30, 2020

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Accumulation Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 46.3%
U.S. Treasury Bills
0.175%, 12/24/2020 (A)(B)	$8,172	$8,170
0.165%, 01/07/2021 (A)(B)	64,938	64,921
0.160%, 10/08/2020 (A)(B)	336,776	336,772
0.160%, 11/27/2020 (A)(B)	3,721	3,720
0.155%, 11/12/2020 (A)(B)	4,789	4,789
0.150%, 10/29/2020 (A)(B)	49,898	49,894
0.150%, 11/19/2020 (A)(B)	331	331
0.147%, 10/20/2020 (A)(B)(E)	84,000	83,997
0.145%, 10/22/2020 (A)(B)	35,149	35,147
0.145%, 01/14/2021 (A)(B)	488	488
0.130%, 11/05/2020 (A)(B)	1,921	1,921
0.130%, 01/21/2021 (A)(B)	596	596
0.130%, 01/28/2021 (A)(B)	33,682	33,671
0.125%, 03/11/2021 (B)	71,516	71,483
0.120%, 02/11/2021 (B)	41,696	41,680
0.120%, 02/25/2021 (A)(B)	7,254	7,251
0.120%, 03/18/2021 (B)	24,163	24,151
0.115%, 03/04/2021 (A)(B)	632	632
0.105%, 03/25/2021 (A)(B)	3,185	3,183
U.S. Treasury Inflation Protected Securities
3.875%, 04/15/2029	1,576	2,267
3.625%, 04/15/2028	1,602	2,197
3.375%, 04/15/2032	8,028	12,195
2.500%, 01/15/2029	1,810	2,365
2.375%, 01/15/2025	1,100	1,277
2.375%, 01/15/2027	1,285	1,584
2.125%, 02/15/2040	1,199	1,839
2.125%, 02/15/2041	1,183	1,840
2.000%, 01/15/2026	1,305	1,538
1.750%, 01/15/2028	586	714
1.375%, 02/15/2044	1,112	1,584
1.125%, 01/15/2021	1,184	1,192
1.000%, 02/15/2046	1,094	1,477
1.000%, 02/15/2049	7,208	10,073
0.875%, 01/15/2029	27,649	32,217

Description	Face Amount (Thousands)		Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
0.750%, 07/15/2028		$27,364	$31,533
0.750%, 02/15/2042		4,587	5,777
0.750%, 02/15/2045		825	1,052
0.625%, 07/15/2021		1,150	1,166
0.625%, 01/15/2024		1,110	1,180
0.625%, 01/15/2026		5,452	6,011
0.625%, 02/15/2043		1,127	1,391
0.500%, 01/15/2028		33,477	37,579
0.375%, 07/15/2023		1,113	1,168
0.375%, 07/15/2025		6,556	7,118
0.375%, 01/15/2027		28,961	31,869
0.375%, 07/15/2027		23,599	26,241
0.250%, 01/15/2025		547	584
0.250%, 07/15/2029		50,950	57,008
0.125%, 04/15/2021		547	549
0.125%, 01/15/2022		572	581
0.125%, 04/15/2022		12,252	12,470
0.125%, 07/15/2022		563	578
0.125%, 01/15/2023		6,174	6,364
0.125%, 07/15/2024		5,456	5,772
0.125%, 10/15/2024		21,712	23,048
0.125%, 04/15/2025		8,526	9,075
0.125%, 07/15/2026		25,769	27,955
0.125%, 01/15/2030		44,009	48,650
0.125%, 07/15/2030		14,350	15,963

Total U.S. Treasury Obligations (Cost $1,185,762) ($ Thousands)			1,207,838

SOVEREIGN DEBT — 16.4%
Andina de Fomento
4.375%, 06/15/2022 (A)		125	132
Asian Development Bank MTN
2.625%, 01/12/2027 (A)		1,750	1,969
2.375%, 08/10/2027 (A)		500	558
2.000%, 04/24/2026 (A)		500	541
1.750%, 08/14/2026 (A)		500	535
Canada Government International Bond
2.000%, 11/15/2022 (A)		375	389
Council of Europe Development Bank
2.625%, 02/13/2023 (A)		500	528
2.500%, 02/27/2024 (A)		750	804
1.625%, 03/16/2021 (A)		500	503
Deutsche Bundesrepublik Inflation Linked Bond
0.500%, 04/15/2030	EUR	48,797	67,115
0.100%, 04/15/2023		7,401	8,848
0.100%, 04/15/2026		8,759	10,984
0.100%, 04/15/2046		4,981	8,185

SEI Institutional Managed Trust / Annual Report / September 30, 2020	223

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Accumulation Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
European Bank for Reconstruction & Development MTN
2.750%, 03/07/2023 (A)		$750	$795
2.000%, 02/01/2021 (A)		1,000	1,006
1.875%, 02/23/2022 (A)		375	384
European Investment Bank
4.875%, 02/15/2036 (A)		250	378
3.250%, 01/29/2024 (A)		1,500	1,647
2.625%, 03/15/2024 (A)		1,000	1,080
2.500%, 10/15/2024 (A)		1,000	1,087
2.125%, 04/13/2026 (A)		500	546
1.875%, 02/10/2025 (A)		500	532
Export Development Canada
2.750%, 03/15/2023 (A)		750	795
2.625%, 02/21/2024 (A)		1,375	1,481
2.500%, 01/24/2023 (A)		750	789
French Republic Government Bond OAT
3.400%, 07/25/2029	EUR	2,635	4,323
3.150%, 07/25/2032		2,592	4,649
2.100%, 07/25/2023 (C)		1,400	1,766
1.850%, 07/25/2027		13,893	19,708
1.800%, 07/25/2040 (C)		1,200	2,239
1.100%, 07/25/2022		5,685	6,924
0.700%, 07/25/2030 (C)		17,943	24,875
0.250%, 07/25/2024		1,916	2,363
0.100%, 03/01/2021		1,048	1,229
0.100%, 07/25/2021		1,275	1,497
0.100%, 03/01/2025		3,160	3,844
0.100%, 03/01/2026 (C)		1,000	1,247
0.100%, 03/01/2028		5,258	6,613
0.100%, 03/01/2029		7,998	10,330
0.100%, 07/25/2036 (C)		5,289	7,322
0.100%, 07/25/2047 (C)		1,040	1,571
Inter-American Development Bank
7.000%, 06/15/2025 (A)		$500	648
3.000%, 10/04/2023 (A)		250	270
3.000%, 02/21/2024 (A)		250	272
2.125%, 11/09/2020 (A)		250	250
2.000%, 06/02/2026 (A)		1,000	1,081
1.875%, 03/15/2021 (A)		500	504
1.750%, 09/14/2022 (A)		1,000	1,030
International Bank for Reconstruction & Development
4.750%, 02/15/2035 (A)		250	368
2.500%, 03/19/2024 (A)		750	805
2.500%, 11/25/2024 (A)		500	544
1.875%, 10/07/2022 (A)		875	904
1.750%, 04/19/2023 (A)		1,000	1,038
International Finance MTN
2.125%, 04/07/2026 (A)		1,000	1,088
Italy Buoni Poliennali Del Tesoro
3.100%, 09/15/2026 (C)	EUR	4,501	6,222

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
2.600%, 09/15/2023 (C)	EUR	4,749	$6,036
2.550%, 09/15/2041 (C)		1,002	1,600
2.350%, 09/15/2024 (C)		2,133	2,740
2.350%, 09/15/2035 (C)		3,132	4,680
2.100%, 09/15/2021 (C)		1,552	1,863
1.300%, 05/15/2028 (C)		4,958	6,236
1.250%, 09/15/2032 (C)		2,047	2,628
0.400%, 05/15/2030 (C)		3,003	3,525
0.100%, 05/15/2022 (C)		2,083	2,447
Korea Development Bank/The
4.625%, 11/16/2021 (A)		$250	261
Korea International Bond
2.750%, 01/19/2027 (A)		1,000	1,098
Nordic Investment Bank
1.250%, 08/02/2021 (A)		500	504
North American Development Bank
2.400%, 10/26/2022 (A)		200	207
Province of Alberta Canada
3.350%, 11/01/2023 (A)		250	272
3.300%, 03/15/2028 (A)		500	583
2.950%, 01/23/2024 (A)		250	270
2.200%, 07/26/2022 (A)		1,000	1,033
Province of British Columbia Canada
6.500%, 01/15/2026 (A)		250	323
2.000%, 10/23/2022 (A)		750	776
Province of Manitoba Canada
3.050%, 05/14/2024 (A)		250	272
2.600%, 04/16/2024 (A)		500	537
2.125%, 05/04/2022 (A)		250	257
Province of Ontario Canada
3.200%, 05/16/2024 (A)		250	275
2.500%, 04/27/2026 (A)		1,000	1,097
2.450%, 06/29/2022 (A)		250	259
2.400%, 02/08/2022 (A)		750	771
2.250%, 05/18/2022 (A)		500	515
2.200%, 10/03/2022 (A)		500	518
2.000%, 10/02/2029 (A)		500	540
Province of Quebec Canada
7.500%, 09/15/2029 (A)		450	691
2.875%, 10/16/2024 (A)		500	547
2.625%, 02/13/2023 (A)		500	527
2.500%, 04/09/2024 (A)		1,000	1,073
2.500%, 04/20/2026 (A)		750	819
Svensk Exportkredit AB MTN
2.875%, 03/14/2023 (A)		1,000	1,062
1.750%, 03/10/2021 (A)		1,000	1,006
United Kingdom Gilt Inflation Linked
4.125%, 07/22/2030	GBP	500	2,502
2.500%, 07/17/2024		340	1,587
2.000%, 01/26/2035		932	3,669
1.875%, 11/22/2022		715	1,023
1.250%, 11/22/2027		7,883	13,674

224	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
1.250%, 11/22/2032	GBP	3,116	$6,472
1.250%, 11/22/2055		459	1,643
1.125%, 11/22/2037		3,491	8,232
0.750%, 03/22/2034		4,181	8,535
0.750%, 11/22/2047		566	1,551
0.625%, 03/22/2040		4,076	9,348
0.625%, 11/22/2042		1,939	4,705
0.500%, 03/22/2050		689	1,877
0.375%, 03/22/2062		499	1,680
0.250%, 03/22/2052		3,039	8,178
0.125%, 03/22/2024		2,913	4,182
0.125%, 03/22/2026		6,608	10,117
0.125%, 08/10/2028		8,007	13,217
0.125%, 03/22/2029		9,015	15,120
0.125%, 03/22/2044		2,306	5,228
0.125%, 08/10/2048		1,606	3,938
0.125%, 03/22/2058		3,334	9,773
0.125%, 11/22/2065		1,130	3,895
0.125%, 03/22/2068		6,608	12,620

Total Sovereign Debt (Cost $398,987) ($ Thousands)			427,749

	Shares

FOREIGN COMMON STOCK — 2.4%

Australia — 0.1%
Afterpay *		650	37
AGL Energy Ltd		11,836	116
AMP Ltd *		26,830	25
Ampol		9,474	163
APA Group		22,955	170
ASX Ltd		1,383	80
Aurizon Holdings Ltd		21,309	65
AusNet Services		121,425	164
Brambles Ltd		4,589	35
CIMIC Group Ltd *		2,946	39
Coca-Cola Amatil Ltd		13,155	90
Cochlear Ltd *		834	118
Computershare Ltd		8,847	78
Crown Resorts Ltd		10,576	67
CSL Ltd		423	87
Lendlease Group ‡		3,959	31
Northern Star Resources Ltd		10,849	106
Oil Search Ltd		49,537	94
Orica Ltd		4,582	51
Origin Energy Ltd		26,344	81
REA Group Ltd		1,355	107
Santos Ltd		27,255	95
SEEK Ltd		3,243	49
Sonic Healthcare Ltd		4,379	104
Tabcorp Holdings Ltd		30,312	72
Telstra Corp Ltd, Cl B		53,641	107

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
TPG Telecom *	15,717	$82
Treasury Wine Estates Ltd	13,519	87
Washington H Soul Pattinson & Co Ltd	3,573	60
Wesfarmers Ltd	1,419	45
WiseTech Global	2,479	46
Woodside Petroleum Ltd	8,953	113
Woolworths Group Ltd	6,248	163

		2,827

Austria — 0.0%
ANDRITZ AG	2,262	70
Erste Group Bank AG	2,047	43
OMV AG	2,664	73
Verbund AG ‡	1,734	95

		281

Belgium — 0.0%
Ageas	1,537	63
Anheuser-Busch InBev SA/NV	1,683	91
Argenx *	261	69
Elia System Operator SA/NV	5,314	531
Groupe Bruxelles Lambert SA	357	32
KBC Group NV *	1,140	57
Proximus SADP	11,315	207
UCB SA, Cl A	560	64

		1,114

Canada — 0.3%
Agnico Eagle Mines Ltd	1,001	80
Air Canada, Cl A *	2,842	33
Algonquin Power & Utilities Corp	24,181	350
Alimentation Couche-Tard Inc, Cl B	1,594	55
AltaGas Ltd	5,402	65
Atco Ltd/Canada, Cl I	4,301	124
Bank of Nova Scotia/The, Cl C	1,590	66
Barrick Gold Corp	3,018	85
Bausch Health Cos Inc *	2,723	42
BCE Inc	6,461	267
BlackBerry Ltd *	8,664	40
Cameco Corp	9,190	92
Canadian Natural Resources Ltd	5,401	86
Canadian Pacific Railway Ltd	271	82
Canadian Tire Corp Ltd, Cl A	758	76
Canadian Utilities Ltd, Cl A	7,703	183
Canopy Growth Corp *	3,820	55
CCL Industries Inc, Cl B	1,598	61
Cenovus Energy Inc *	18,090	70
CGI Inc, Cl A *	2,350	159
CI Financial Corp	3,354	42
Constellation Software Inc/Canada	118	131
Dollarama Inc	1,227	47
Emera Inc	7,106	291

SEI Institutional Managed Trust / Annual Report / September 30, 2020	225

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Empire Co Ltd, Cl A	4,445	$129
Enbridge Inc	7,000	204
First Capital Real Estate Investment Trust ‡	4,150	40
First Quantum Minerals Ltd (Canada)	2,143	19
Fortis Inc/Canada	10,888	444
Franco-Nevada Corp	892	124
George Weston Ltd	737	54
Gildan Activewear Inc *	2,328	46
Hydro One Ltd	14,737	311
iA Financial Corp Inc	540	19
Imperial Oil Ltd	4,941	59
Inter Pipeline Ltd	9,895	97
Keyera	5,373	81
Loblaw Cos Ltd	7,305	381
Magna International Inc, Cl A	1,415	65
Metro Inc/CN, Cl A	10,610	507
Nutrien Ltd	1,762	69
Onex Corp	820	37
Open Text Corp	2,952	124
Parkland	2,087	55
Pembina Pipeline	5,921	125
Restaurant Brands International Inc	1,026	59
Rogers Communications Inc, Cl B	4,285	169
Royal Bank of Canada	1,066	75
Saputo Inc	4,704	118
Shaw Communications Inc, Cl B	6,821	124
Shopify Inc, Cl A *	63	64
Suncor Energy Inc	9,252	113
TC Energy Corp	4,998	209
TELUS Corp	8,437	148
Thomson Reuters	1,656	132
Toronto-Dominion Bank/The	1,857	86
Wheaton Precious Metals Corp	1,963	96
WSP Global Inc	1,000	65

		7,030

China — 0.0%
BeiGene Ltd ADR *	209	60
Sands China Ltd *	18,800	72

		132

Denmark — 0.1%
Ambu A/S, Cl B	4,155	118
Carlsberg A/S, Cl B	1,158	156
Chr Hansen Holding A/S	903	100
Coloplast A/S, Cl B	1,334	211
Danske Bank A/S *	4,552	62
Demant A/S *	2,181	68
DSV A/S	468	77
Genmab A/S *	197	71
GN Store Nord A/S	902	68
H Lundbeck A/S, Cl H	1,897	63

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Novo Nordisk A/S, Cl B	1,755	$121
Novozymes A/S, Cl B	1,510	95
Orsted A/S	1,715	236
Pandora A/S *	660	48
Tryg A/S	3,506	111

		1,605

Finland — 0.0%
Elisa Oyj	5,330	314
Fortum Oyj	5,767	117
Neste Oyj	3,978	210
Nokia Oyj *	27,055	106
Orion Oyj, Cl B	2,179	99
UPM-Kymmene Oyj, Cl V	655	20

		866

France — 0.1%
Aeroports de Paris, Cl A *	373	37
Air Liquide SA	839	133
Arkema SA	736	78
Atos SE *	672	54
BioMerieux	1,096	172
Bouygues SA	892	31
Capgemini SE	433	56
Carrefour SA	6,251	100
Covivio ‡	434	31
Dassault Systemes SE	328	61
Edenred	1,268	57
Electricite de France SA *	13,867	147
Engie SA *	8,602	115
Eurofins Scientific SE *	99	78
Getlink SE *	4,624	63
Iliad SA	643	118
Ingenico Group SA *	617	96
Ipsen SA	596	63
Kering	119	79
Legrand SA	1,748	140
L’Oreal SA	607	198
LVMH Moet Hennessy Louis Vuitton SE	84	39
Natixis SA *	14,680	33
Orange SA	24,112	251
Orpea *	727	83
Pernod Ricard SA	816	130
Publicis Groupe SA	2,651	86
Remy Cointreau SA	674	123
Renault SA *	1,250	32
Sanofi	904	90
SCOR SE *	1,457	40
Sodexo SA	1,245	89
STMicroelectronics NV	1,562	48
Suez	7,348	136
Thales SA, Cl A	440	33

226	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
TOTAL SA	5,193	$178
Ubisoft Entertainment SA *	1,282	116
Valeo SA	1,851	57
Veolia Environnement SA	6,091	132
Vinci SA	822	69
Vivendi SA	5,328	149
Wendel SA	480	44
Worldline SA/France *	545	45

		3,910

Germany — 0.1%
adidas AG *	308	100
Allianz SE	347	67
Beiersdorf AG	1,765	201
Brenntag AG	527	34
Carl Zeiss Meditec AG	652	82
Commerzbank AG *	5,684	28
Continental AG	286	31
Covestro AG	1,507	75
Deutsche Boerse AG	198	35
Deutsche Telekom AG	6,455	108
Deutsche Wohnen SE ‡	1,750	88
E.ON SE	13,577	150
Fraport AG Frankfurt Airport Services Worldwide *	1,521	60
GEA Group AG	1,568	55
Hannover Rueck SE	313	49
HeidelbergCement AG	879	54
Henkel AG & Co KGaA	1,543	145
Infineon Technologies AG	1,964	56
Merck KGaA	757	110
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	274	70
QIAGEN NV *	1,454	75
RWE AG	3,275	123
Siemens Healthineers AG	1,417	64
Symrise AG, Cl A	1,058	146
TeamViewer *	1,526	75
Telefonica Deutschland Holding AG	34,091	87
thyssenkrupp AG *	3,604	18
Uniper SE	3,925	127
United Internet AG	1,752	67
Volkswagen AG	147	26
Zalando SE *	783	73

		2,479

Hong Kong — 0.1%
AIA Group Ltd	6,600	65
ASM Pacific Technology Ltd	10,328	105
Budweiser Brewing APAC	35,200	102
CK Asset Holdings Ltd ‡	5,708	28
CK Hutchison Holdings Ltd	31,208	188

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
CK Infrastructure Holdings Ltd	22,000	$103
CLP Holdings Ltd, Cl B	35,338	328
Galaxy Entertainment Group Ltd *	10,000	67
HKT Trust & HKT Ltd	178,010	236
Hong Kong & China Gas Co Ltd	137,714	197
Kerry Properties Ltd ‡	13,000	33
Melco Resorts & Entertainment Ltd ADR *	3,036	50
Microport Scientific	55,000	218
PCCW Ltd	118,649	71
Power Assets Holdings Ltd	44,474	233
SJM Holdings Ltd	33,000	39
Swire Properties Ltd ‡	18,400	48
Techtronic Industries Co Ltd	6,501	85
WH Group Ltd	111,000	90
Wynn Macau Ltd *	27,600	44

		2,330

Ireland — 0.0%
CRH PLC	355	13
Flutter Entertainment PLC *	353	56
James Hardie Industries PLC *	2,747	65
Kerry Group PLC, Cl A	1,065	137

		271

Israel — 0.0%
Azrieli Group Ltd ‡	1,204	54
Bank Leumi Le-Israel BM	11,928	53
Elbit Systems Ltd	527	64
Nice Ltd *	238	54
Teva Pharmaceutical Industries Ltd ADR *	5,833	52

		277

Italy — 0.1%
Assicurazioni Generali SpA	5,334	75
Atlantia SpA *	3,095	49
Enel SpA	16,820	146
Eni SpA	20,887	164
Ferrari NV	156	29
Fiat Chrysler Automobiles NV *	4,810	59
Infrastrutture Wireless Italiane	16,564	183
Intesa Sanpaolo SpA *	31,593	59
Moncler SpA *	390	16
Nexi *	4,854	98
Poste Italiane SpA	8,102	72
Recordati SpA	3,108	159
Snam SpA	40,649	209
Telecom Italia SpA/Milano	199,973	80
Tenaris SA	20,864	104
Terna Rete Elettrica Nazionale SpA	30,067	211

		1,713

SEI Institutional Managed Trust / Annual Report / September 30, 2020	227

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)

Japan — 0.9%
Advantest Corp	1,200	$58
Aeon Co Ltd, Cl H	8,600	230
Air Water Inc	4,800	65
Aisin Seiki Co Ltd *	1,500	48
Ajinomoto Co Inc	30,600	626
Alfresa Holdings Corp	3,200	70
ANA Holdings Inc *	5,500	127
Aozora Bank Ltd	3,100	51
Asahi Group Holdings Ltd	2,900	100
Asahi Intecc Co Ltd	3,700	116
Asahi Kasei Corp *	9,000	78
Astellas Pharma Inc	4,700	70
Bandai Namco Holdings Inc	800	58
Bank of Kyoto Ltd/The	300	14
Calbee Inc	1,700	56
Canon Inc	1,900	31
Casio Computer	4,900	79
Central Japan Railway Co *	400	57
Chiba Bank Ltd/The, Cl B	2,600	14
Chubu Electric Power Co Inc	34,100	414
Chugai Pharmaceutical Co Ltd	2,700	121
Chugoku Electric Power Co Inc/The	48,500	606
Coca-Cola Bottlers Japan Inc	8,200	137
Concordia Financial Group Ltd	18,000	62
CyberAgent Inc	3,200	196
Daicel Corp	5,700	41
Dai-ichi Life Holdings	5,400	76
Daiichi Sankyo Co Ltd	3,300	101
Daito Trust Construction Co Ltd	900	79
Daiwa House Industry Co Ltd ‡	2,400	61
Daiwa House Investment Corp ‡	42	107
Dentsu Group Inc	3,500	103
Disco	500	120
Eisai Co Ltd	1,000	91
Electric Power Development Co Ltd	13,400	206
FUJIFILM Holdings Corp	3,100	152
GLP J-Reit ‡	44	68
GMO Payment Gateway Inc	600	64
Hakuhodo DY Holdings Inc	3,400	44
Hamamatsu Photonics	1,500	75
Hankyu Hanshin Holdings Inc	3,600	115
Hino Motors Ltd *	8,200	53
Hirose Electric Co Ltd	882	113
Hisamitsu Pharmaceutical	1,100	56
Hitachi Metals Ltd *	3,300	51
Hoya Corp	800	90
Idemitsu Kosan Co Ltd	9,598	204
Iida Group Holdings	5,600	113
Inpex Corp	19,800	106
Isetan Mitsukoshi Holdings	18,800	99
IT Holdings	4,800	101

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Ito En	2,900	$206
Itochu Techno-Solutions Corp	2,000	76
Japan Post Bank Co Ltd *	7,900	61
Japan Prime Realty Investment Corp, Cl A ‡	31	96
Japan Real Estate Investment Corp ‡	57	291
Japan Retail Fund Investment Corp, Cl A ‡	32	49
Japan Tobacco Inc	6,700	122
JFE Holdings *	14,700	102
JSR Corp	3,200	75
JXTG Holdings Inc	49,100	174
Kakaku.com Inc	4,300	113
Kamigumi Co Ltd	4,000	78
Kansai Electric Power Co Inc/The	53,200	514
Kansai Paint Co Ltd	3,000	74
Kao Corp	1,800	135
Kawasaki Heavy Industries Ltd *	3,200	43
KDDI Corp	8,800	221
Keikyu Corp *	4,000	61
Keio Corp *	1,600	99
Keyence	200	93
Kikkoman Corp *	900	50
Kirin Holdings Co Ltd	6,000	112
Kobe Bussan	2,100	115
Komatsu Ltd	7,000	153
Konami Holdings Corp	3,000	129
Kose *	900	110
Kubota	900	16
Kyocera Corp	1,500	85
Kyowa Hakko Kirin Co Ltd	5,200	147
Kyushu Electric Power Co Inc	29,500	268
Lasertec Corp	700	57
Lawson Inc	5,900	281
LINE Corp *	1,700	86
LIXIL Group Corp	3,000	60
M3 Inc *	1,500	92
Marubeni Corp	14,900	84
Marui Group	6,700	128
Maruichi Steel Tube Ltd	3,200	80
McDonald’s Holdings Co Japan Ltd	1,723	84
Mebuki Financial Group Inc	32,230	73
Medipal Holdings Corp	6,800	136
MEIJI Holdings Co Ltd	2,000	152
Mercari *	1,200	55
Mitsubishi Materials Corp	2,200	43
Mitsui Chemicals Inc	1,800	43
Mitsui Fudosan Co Ltd ‡	2,500	43
Murata Manufacturing Co Ltd	1,500	96
Nabtesco Corp	1,500	54
Nagoya Railroad Co Ltd *	2,200	60
NEC Corp	3,300	192
Nexon Co Ltd	5,800	144
NGK Spark Plug Co Ltd	800	14

228	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
NH Foods Ltd	3,800	$169
Nikon	4,800	32
Nintendo Co Ltd	164	93
Nippon Building Fund Inc ‡	92	520
Nippon Paint Holdings	800	82
Nippon Prologis Inc ‡	40	135
Nippon Shinyaku	1,100	90
Nippon Telegraph & Telephone Corp	11,200	228
Nissan Chemical	1,600	85
Nisshin Seifun Group Inc	15,415	243
Nissin Foods Holdings Co Ltd	2,000	188
Nitori Holdings	400	83
Nomura Holdings	3,700	17
Nomura Real Estate Master Fund ‡	44	55
Nomura Research Institute Ltd	2,934	86
NTT Data Corp	10,000	127
NTT DOCOMO Inc	19,300	710
Obic Co Ltd	300	52
Odakyu Electric Railway Co Ltd *	3,300	83
Oji Holdings Corp	16,000	73
Olympus *	6,000	124
Ono Pharmaceutical Co Ltd	3,800	119
Oracle Corp Japan *	1,200	129
Oriental Land *	300	42
Orix JREIT Inc ‡	51	78
Osaka Gas Co Ltd	22,700	441
Otsuka Corp	1,300	66
Otsuka Holdings Co Ltd	2,600	110
Pan Pacific International Holdings Corp	10,600	246
PeptiDream Inc *	1,665	78
Pigeon	2,400	107
Pola Orbis Holdings Inc	3,200	60
Rakuten Inc *	8,100	87
Ricoh Co Ltd	5,000	34
Ryohin Keikaku Co Ltd	4,000	66
Santen Pharmaceutical Co Ltd	6,200	126
SCSK	1,200	67
Sega Sammy Holdings Inc *	2,900	35
Seibu Holdings Inc *	8,600	92
Seven & i Holdings Co Ltd	5,800	179
Shimadzu Corp	2,800	85
Shimamura Co Ltd	700	68
Shimano	300	59
Shimizu Corp	8,200	61
Shiseido Co Ltd	2,300	132
Shizuoka Bank Ltd/The	12,000	83
Showa Denko *	2,300	42
SoftBank Group Corp *	1,300	80
Sohgo Security Services	1,300	62
Sompo Holdings	2,100	72
Sony	1,200	91
Square Enix Holdings Co Ltd *	1,700	112

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Subaru Corp	4,000	$77
SUMCO Corp	3,800	53
Sumitomo Corp	6,500	78
Sumitomo Dainippon Pharma Co Ltd	7,800	102
Sumitomo Metal Mining	1,000	31
Sumitomo Rubber Industries Ltd	6,900	64
Suntory Beverage & Food Ltd	4,700	176
Suzuken Co Ltd/Aichi Japan	2,600	99
Sysmex Corp	1,400	133
T&D Holdings	7,300	71
Taisei Corp	2,300	77
Taisho Pharmaceutical Holdings Co Ltd	1,000	66
Taiyo Nippon Sanso Corp	3,300	51
Takeda Pharmaceutical Co Ltd	4,318	153
TDK Corp	700	76
Teijin Ltd *	4,800	74
Terumo Corp	4,300	170
Toho Co Ltd/Tokyo	3,600	148
Toho Gas Co Ltd	9,312	461
Tohoku Electric Power Co Inc *	32,700	327
Tokio Marine Holdings Inc	2,300	100
Tokyo Electric Power Co Holdings Inc *	108,600	297
Tokyo Electron	200	52
Tokyo Gas Co Ltd	26,800	611
Tokyu Corp	2,200	28
Toray Industries Inc	10,000	45
Tosoh Corp	5,500	89
TOTO Ltd *	1,000	46
Toyo Suisan Kaisha Ltd	5,600	295
Toyota Industries Corp	1,900	119
Toyota Motor Corp	1,700	112
Trend Micro Inc/Japan *	1,300	79
Unicharm Corp	3,100	138
United Urban Investment Corp ‡	66	73
Yakult Honsha Co Ltd	2,400	133
Yamada Denki Co Ltd	12,900	64
Yamaha	1,600	76
Yamazaki Baking Co Ltd	23,200	404
Yokogawa Electric	2,300	36
Z Holdings Corp *	17,700	117

		23,683

Netherlands — 0.1%
ABN AMRO Bank NV	4,803	40
Aegon NV	17,146	45
Akzo Nobel NV	447	45
Altice *	14,794	71
ArcelorMittal SA *	4,527	60
ASML Holding NV	100	37
Galapagos *	498	71
Koninklijke Ahold Delhaize NV	3,412	101
Koninklijke DSM NV	490	81

SEI Institutional Managed Trust / Annual Report / September 30, 2020	229

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Koninklijke KPN NV	54,612	$128
Koninklijke Philips NV *	2,715	128
Koninklijke Vopak NV	3,206	181
Prosus NV *	898	83
Unilever NV	3,228	195
Wolters Kluwer NV	2,040	174

		1,440

New Zealand — 0.0%
a2 Milk Co Ltd *	5,550	56
Auckland International Airport Ltd *	16,947	82
Fisher & Paykel Healthcare Corp Ltd	8,997	198
Mercury NZ Ltd	15,400	52
Spark New Zealand Ltd	35,401	110

		498

Norway — 0.0%
Adevinta, Cl B *	4,613	79
Equinor ASA	8,101	115
Gjensidige Forsikring ASA	663	13
Norsk Hydro ASA *	31,213	86
Telenet Group Holding NV	1,946	76
Telenor ASA	9,091	152
Yara International ASA	3,013	116

		637

Portugal — 0.0%
Banco Espirito Santo SA *	50,830	—
EDP - Energias de Portugal SA	39,452	194
Galp Energia SGPS SA	16,599	154
Jeronimo Martins SGPS SA	3,401	55

		403

Singapore — 0.0%
CapitaLand Commercial Trust ‡	53,667	64
CapitaLand Ltd ‡	53,100	105
CapitaLand Mall Trust ‡	35,100	50
City Developments Ltd	7,600	42
Dairy Farm International Holdings Ltd	21,800	82
Genting Singapore Ltd	158,200	78
Jardine Cycle & Carriage Ltd	2,500	33
Jardine Matheson Holdings Ltd	2,464	98
Jardine Strategic Holdings Ltd	2,900	57
Oversea-Chinese Banking Corp Ltd	2,700	17
Singapore Airlines Ltd	31,000	79
Singapore Technologies Engineering Ltd	25,400	64
Singapore Telecommunications Ltd	26,400	41
Venture Corp Ltd	4,500	63
Wilmar International Ltd	44,800	144

		1,017

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)

Spain — 0.1%
Aena SME SA *	513	$72
Amadeus IT Group SA, Cl A	1,698	95
Banco Bilbao Vizcaya Argentaria SA *	10,923	30
Bankinter SA	7,228	31
Cellnex Telecom SA *	1,977	121
Enagas SA	5,776	133
Endesa SA	5,109	137
Ferrovial SA	1,532	37
Grifols SA	5,142	148
Iberdrola SA	16,187	199
Industria de Diseno Textil SA	4,514	126
Naturgy Energy Group SA	7,490	150
Red Electrica Corp SA	14,885	280
Repsol SA, Cl A	18,938	127
Siemens Gamesa Renewable Energy SA	1,571	43
Telefonica SA	20,849	72

		1,801

Sweden — 0.1%
Atlas Copco AB, Cl A	345	17
Boliden AB	2,335	70
Electrolux AB	3,309	77
Epiroc AB, Cl A	2,231	32
Epiroc AB, Cl B	1,891	26
Essity AB, Cl B	1,340	45
Hennes & Mauritz AB, Cl B *	4,433	77
ICA Gruppen AB	3,041	155
Industrivarden AB, Cl C *	4,865	130
Kinnevik *	1,565	64
Lundin Petroleum AB	5,244	105
Nordea Bank Abp	6,982	53
Skandinaviska Enskilda Banken AB, Cl A *	7,936	71
Svenska Cellulosa AB SCA, Cl B *	4,559	63
Svenska Handelsbanken AB, Cl A *	7,194	61
Swedbank AB, Cl A *	4,910	77
Swedish Match AB	1,119	92
Tele2 AB, Cl B	8,542	121
Telefonaktiebolaget LM Ericsson, Cl B	10,512	115
Telia Co AB	21,669	89

		1,540

Switzerland — 0.1%
Adecco Group AG	1,187	63
Baloise Holding AG	496	73
Barry Callebaut AG	104	232
Cie Financiere Richemont SA, Cl A	1,317	88
Geberit AG	215	128
Givaudan SA	26	112
LafargeHolcim Ltd	1,540	70
Lonza Group AG	76	47
Nestle SA	1,850	220

230	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Partners Group Holding AG	76	$70
Roche Holding AG	290	99
Schindler Holding AG	179	49
SGS SA, Cl B	41	110
Sonova Holding AG *	307	78
Straumann Holding AG	58	59
Swatch Group AG/The, Cl B	358	84
Swiss Life Holding AG	180	68
Swiss Prime Site AG ‡	588	54
Swisscom AG	788	419
Temenos AG	552	75
UBS Group AG	5,937	67
Vifor Pharma AG	505	69
Zurich Insurance Group AG	87	30

		2,364

United Kingdom — 0.2%
Admiral Group PLC	1,718	58
Anglo American PLC	1,722	42
Antofagasta PLC	4,517	60
Associated British Foods PLC	2,191	53
AstraZeneca PLC	1,317	144
Auto Trader Group PLC	9,697	71
AVEVA Group	1,393	86
Barratt Developments PLC *	2,222	14
BHP Group	3,324	71
BP PLC	59,666	174
British American Tobacco PLC	1,681	60
BT Group PLC, Cl A	64,702	82
Bunzl PLC	3,000	97
Burberry Group PLC	2,826	57
Coca-Cola HBC AG *	3,429	85
Compass Group PLC *	4,901	74
DCC PLC	1,122	87
Diageo PLC	2,888	99
Experian PLC	2,610	99
GlaxoSmithKline PLC	6,114	115
Glencore PLC *	14,514	30
Halma PLC	5,482	166
Hikma Pharmaceuticals PLC	4,056	136
HSBC Holdings PLC *	22,379	87
Imperial Brands PLC	3,182	56
Informa PLC *	13,266	65
InterContinental Hotels Group PLC *	1,158	61
J Sainsbury PLC	33,428	82
Johnson Matthey PLC	1,866	57
National Grid PLC	15,406	177
NMC Health PLC	12,179	1
Ocado Group PLC *	1,150	41
Pearson PLC	29,630	210
Persimmon PLC	1,353	43
Reckitt Benckiser Group PLC	154	15

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
RELX PLC	3,034	$68
Rio Tinto PLC	815	49
Rolls-Royce Holdings PLC *	7,169	12
Royal Dutch Shell PLC, Cl A	4,518	56
Royal Dutch Shell PLC, Cl B	10,245	124
RSA Insurance Group PLC	10,726	63
Sage Group PLC/The	12,410	116
Severn Trent PLC	2,894	91
Smith & Nephew PLC	7,784	153
Smiths Group PLC	3,056	54
Smurfit Kappa Group PLC	1,116	44
Spirax-Sarco Engineering	249	36
SSE PLC	11,068	173
Tesco PLC	21,694	60
Unilever PLC	292	18
United Utilities Group PLC, Cl B	14,303	158
Vodafone Group PLC	80,329	107
Whitbread PLC *	1,095	30
Wm Morrison Supermarkets PLC	34,659	76
WPP PLC	8,141	64

		4,407

Total Foreign Common Stock (Cost $58,954) ($ Thousands)		62,625

	Face Amount (Thousands)

CORPORATE OBLIGATIONS — 2.3%

Communication Services — 0.0%
Alphabet Inc
3.625%, 05/19/2021 (A)	$150	153

Consumer Discretionary — 0.1%
Council of Europe Development Bank
1.750%, 09/26/2022 (A)	250	257
Toyota Motor
3.419%, 07/20/2023 (A)	500	541
Toyota Motor Credit MTN
3.200%, 01/11/2027 (A)	750	842
2.625%, 01/10/2023 (A)	375	393
University of Southern California
5.250%, 10/01/2111 (A)	100	161

		2,194

Consumer Staples — 0.1%
Coca-Cola
3.200%, 11/01/2023 (A)	500	544
Colgate-Palmolive MTN
2.300%, 05/03/2022 (A)	250	258
2.250%, 11/15/2022 (A)	1,250	1,301

SEI Institutional Managed Trust / Annual Report / September 30, 2020	231

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Accumulation Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Procter & Gamble Co/The
2.150%, 08/11/2022 (A)	$250	$259
1.850%, 02/02/2021 (A)	250	251

		2,613

Energy — 0.1%
Chevron Corp
2.954%, 05/16/2026 (A)	1,000	1,114
Equinor ASA
2.450%, 01/17/2023 (A)	1,250	1,306
Nexen Inc
5.875%, 03/10/2035 (A)	100	143
Shell International Finance BV
3.250%, 05/11/2025 (A)	250	276
XTO Energy Inc
6.750%, 08/01/2037 (A)	300	435

		3,274

Financials — 1.5%
Asian Development Bank
2.625%, 01/30/2024 (A)	375	404
Asian Infrastructure Investment Bank
2.250%, 05/16/2024 (A)	375	401
Bank of Montreal MTN
2.550%, 11/06/2022 (A)	250	261
1.900%, 08/27/2021 (A)	750	761
Bank of New York Mellon
3.550%, 09/23/2021 (A)	200	206
Bank of Nova Scotia
4.375%, 01/13/2021 (A)	250	253
2.700%, 03/07/2022 (A)	500	517
Berkshire Hathaway Inc
3.400%, 01/31/2022 (A)	150	156
2.750%, 03/15/2023 (A)	1,000	1,054
BlackRock Inc
3.375%, 06/01/2022 (A)	500	525
Canadian Imperial Bank of Commerce
2.550%, 06/16/2022 (A)	500	519
CME Group
3.000%, 09/15/2022 (A)	100	105
3.000%, 03/15/2025 (A)	1,000	1,095
Commonwealth Bank of Australia NY
2.550%, 03/15/2021 (A)	1,750	1,768
European Investment Bank
2.500%, 03/15/2023 (A)	375	395
2.375%, 05/24/2027 (A)	250	279
European Investment Bank MTN
3.125%, 12/14/2023 (A)	250	273
FMS Wertmanagement
2.000%, 08/01/2022 (A)	875	903
Inter-American Development Bank
3.125%, 09/18/2028 (A)	375	444

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.625%, 01/16/2024 (A)	$375	$404
2.500%, 01/18/2023 (A)	750	788
2.000%, 07/23/2026 (A)	375	406
International Bank for Reconstruction & Development
7.625%, 01/19/2023 (A)	750	876
3.000%, 09/27/2023 (A)	750	811
2.500%, 07/29/2025 (A)	375	412
2.125%, 07/01/2022 (A)	375	388
1.500%, 08/28/2024 (A)	375	392
International Bank for Reconstruction & Development MTN
2.500%, 11/22/2027 (A)	750	847
1.875%, 10/27/2026 (A)	375	405
International Finance MTN
2.875%, 07/31/2023 (A)	375	402
2.000%, 10/24/2022 (A)	750	778
Kreditanstalt fuer Wiederaufbau
2.875%, 04/03/2028 (A)	375	437
2.625%, 02/28/2024 (A)	1,000	1,079
2.500%, 11/20/2024 (A)	1,000	1,089
2.375%, 08/25/2021 (A)	1,000	1,019
2.125%, 03/07/2022 (A)	500	514
2.125%, 06/15/2022 (A)	500	516
2.125%, 01/17/2023 (A)	1,250	1,303
2.000%, 09/29/2022 (A)	750	777
1.875%, 11/30/2020 (A)	1,000	1,003
Landwirtschaftliche Rentenbank
2.500%, 11/15/2027 (A)	125	141
2.375%, 06/10/2025 (A)	625	681
2.250%, 10/01/2021 (A)	1,000	1,020
2.000%, 01/13/2025 (A)	250	267
Landwirtschaftliche Rentenbank MTN
1.750%, 07/27/2026 (A)	1,125	1,203
National Australia Bank Ltd
3.000%, 01/20/2023 (A)	200	212
1.875%, 07/12/2021 (A)	750	759
Oesterreichische Kontrollbank
3.125%, 11/07/2023 (A)	250	271
2.625%, 01/31/2022 (A)	250	258
1.625%, 09/17/2022 (A)	250	257
Oesterreichische Kontrollbank AG
1.875%, 01/20/2021 (A)	750	754
Oesterreichische Kontrollbank AG MTN
2.875%, 03/13/2023 (A)	500	531
Svensk Exportkredit MTN
3.125%, 11/08/2021 (A)	375	387
2.875%, 05/22/2021 (A)	250	254
2.375%, 03/09/2022 (A)	125	129
2.000%, 08/30/2022 (A)	250	258
1.625%, 09/12/2021 (A)	250	253
1.625%, 11/14/2022 (A)	125	128

232	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Svenska Handelsbanken AB MTN
2.450%, 03/30/2021 (A)	$1,000	$1,011
Toronto-Dominion Bank MTN
3.500%, 07/19/2023 (A)	250	271
3.250%, 06/11/2021 (A)	125	128
3.250%, 03/11/2024 (A)	125	135
2.125%, 04/07/2021 (A)	875	884
Wells Fargo Bank
3.625%, 10/22/2021 (A)	250	258
2.897%, VAR ICE LIBOR USD 3 Month+0.610%, 05/27/2022 (A)	500	508
2.600%, 01/15/2021 (A)	500	503
2.082%, VAR ICE LIBOR USD 3 Month+0.650%, 09/09/2022 (A)	500	507
Wells Fargo Bank NA
3.550%, 08/14/2023 (A)	750	812
Westpac Banking
2.600%, 11/23/2020 (A)	1,000	1,003
2.000%, 08/19/2021 (A)	750	762

		39,510

Government — 0.0%
FMS Wertmanagement
2.750%, 03/06/2023 (A)	375	398
2.750%, 01/30/2024 (A)	375	405

		803

Health Care — 0.1%
Johnson & Johnson
5.950%, 08/15/2037 (A)	300	459
3.375%, 12/05/2023 (A)	500	549
2.450%, 03/01/2026 (A)	1,000	1,094
Novartis Capital
4.400%, 05/06/2044 (A)	250	336
Sanofi
4.000%, 03/29/2021 (A)	150	153

		2,591

Industrials — 0.1%
3M Co MTN
5.700%, 03/15/2037 (A)	150	217
GE Capital International Funding Unlimited Co
4.418%, 11/15/2035 (A)	750	792

		1,009

Information Technology — 0.2%
Apple
3.000%, 02/09/2024 (A)	375	404
2.850%, 02/23/2023 (A)	1,000	1,055
2.850%, 05/11/2024 (A)	250	270
2.500%, 02/09/2022 (A)	500	514

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.450%, 08/04/2026 (A)	$375	$409
2.400%, 05/03/2023 (A)	250	263
Microsoft
3.700%, 08/08/2046 (A)	500	628
3.300%, 02/06/2027 (A)	1,000	1,142
2.125%, 11/15/2022 (A)	500	520
Visa
4.150%, 12/14/2035 (A)	125	162
3.150%, 12/14/2025 (A)	500	560
2.800%, 12/14/2022 (A)	125	131
2.150%, 09/15/2022 (A)	125	129

		6,187

Utilities — 0.1%
Duke Energy Carolinas LLC
2.950%, 12/01/2026 (A)	1,000	1,117
Florida Power & Light Co
3.125%, 12/01/2025 (A)	1,000	1,114
Southern California Gas
5.125%, 11/15/2040 (A)	150	194
3.750%, 09/15/2042 (A)	250	284

		2,709

Total Corporate Obligations (Cost $58,208) ($ Thousands)		61,043

	Shares

COMMON STOCK — 1.8%

Communication Services — 0.2%
Activision Blizzard Inc	2,324	188
Alphabet Inc, Cl A *	115	169
AT&T Inc	11,538	329
CenturyLink Inc	27,586	278
Charter Communications Inc, Cl A *	355	222
Comcast Corp, Cl A	4,650	215
Discovery Inc, Cl A *	5,410	118
DISH Network Corp, Cl A *	4,240	123
Electronic Arts Inc *	1,763	230
Facebook Inc, Cl A *	839	220
Fox Corp	6,591	184
Interpublic Group of Cos Inc/The	10,256	171
Live Nation Entertainment Inc *	2,936	158
Netflix Inc *	350	175
News Corp, Cl B	14,692	205
Omnicom Group Inc	4,808	238
Quebecor Inc, Cl B	5,817	145
Scout24	893	78
Softbank Corp	7,400	83
Take-Two Interactive Software Inc, Cl A *	1,549	256
T-Mobile US Inc *	2,245	257
Twitter Inc *	3,987	177
Verizon Communications Inc	5,542	330

SEI Institutional Managed Trust / Annual Report / September 30, 2020	233

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
ViacomCBS Inc, Cl B	3,339	$93
Walt Disney Co/The *	1,361	169

		4,811

Consumer Discretionary — 0.1%
Advance Auto Parts Inc	554	85
Amazon.com Inc, Cl A *	29	91
Aptiv PLC *	849	78
AutoZone Inc *	63	74
Berkeley Group Holdings PLC	1,325	72
Best Buy Co Inc	879	98
Booking Holdings Inc *	33	56
BorgWarner Inc	1,798	70
CarMax Inc *	607	56
Carnival Corp *	1,461	22
Chipotle Mexican Grill Inc, Cl A *	60	75
Darden Restaurants Inc	642	65
Dollar General Corp	398	83
Dollar Tree Inc *	704	64
Domino’s Pizza Inc	205	87
DR Horton Inc	1,517	115
eBay Inc	1,485	77
Etsy Inc *	432	53
Expedia Group Inc *	886	81
Ford Motor Co *	6,979	47
Gap Inc/The	3,214	55
General Motors Co *	1,328	39
Hanesbrands Inc	5,402	85
Hasbro Inc	959	79
Hilton Worldwide Holdings Inc *	1,035	88
Home Depot Inc/The	344	96
L Brands Inc *	1,658	53
Leggett & Platt Inc	1,806	74
Lennar Corp, Cl A	714	58
LKQ Corp *	2,394	66
Lowe’s Cos Inc	368	61
Marriott International Inc/MD, Cl A *	281	26
McDonald’s Corp	63	14
MGM Resorts International	631	14
Mohawk Industries Inc *	1,015	99
Newell Brands Inc, Cl B	3,837	66
NIKE Inc, Cl B	338	42
Norwegian Cruise Line Holdings Ltd *	706	12
O’Reilly Automotive Inc *	186	86
PVH Corp *	953	57
Ralph Lauren Corp, Cl A *	665	45
Ross Stores Inc *	854	80
Royal Caribbean Cruises Ltd *	239	16
Starbucks Corp	1,082	93
Tapestry Inc *	3,765	59
Target Corp, Cl A	521	82
Tiffany & Co	911	106
TJX Cos Inc/The *	1,474	82

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Tractor Supply Co	712	$102
Ulta Beauty Inc *	141	32
Under Armour Inc, Cl A *	2,909	33
VF Corp	958	67
Whirlpool Corp	398	73
Wynn Resorts Ltd *	471	34
Yum! Brands Inc	758	69

		3,592

Consumer Staples — 0.3%
Altria Group Inc	3,345	129
Archer-Daniels-Midland Co	2,936	137
Brown-Forman Corp, Cl B	1,763	133
Campbell Soup Co	5,829	282
Church & Dwight Co Inc	2,077	195
Clorox Co/The	1,009	212
Coca-Cola Co/The	3,032	150
Coca-Cola European Partners PLC	3,342	130
Coles Group Ltd	5,570	68
Colgate-Palmolive Co	3,689	285
Conagra Brands Inc	4,939	176
Constellation Brands Inc, Cl A	1,139	216
Cosmos Pharmaceutical Corp	700	122
Costco Wholesale Corp	392	139
Estee Lauder Cos Inc/The, Cl A	852	186
General Mills Inc	4,631	286
Hershey Co/The	1,347	193
Hormel Foods Corp	5,667	277
J M Smucker Co/The	2,706	313
Kellogg Co	4,302	278
Kimberly-Clark Corp	1,838	271
Kobayashi Pharmaceutical	2,200	212
Kraft Heinz Co/The	4,956	148
Kroger Co/The	6,207	210
Lamb Weston Holdings Inc	2,378	158
Lion Corp	12,000	246
McCormick & Co Inc/MD	1,081	210
Molson Coors Beverage Co, Cl B *	3,119	105
Mondelez International Inc, Cl A	2,437	140
Monster Beverage Corp *	3,145	252
PepsiCo Inc	1,095	152
Philip Morris International Inc	2,561	192
Procter & Gamble Co/The	2,075	288
Sundrug Co Ltd	1,500	56
Sysco Corp, Cl A	2,767	172
Tsuruha Holdings Inc	900	127
Tyson Foods Inc, Cl A	2,695	160
Walgreens Boots Alliance Inc	4,466	160
Walmart Inc	1,137	159

234	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Welcia Holdings Co Ltd	4,000	$175

		7,500

Energy — 0.1%
Apache Corp	4,445	42
Baker Hughes Co, Cl A	7,180	95
Cabot Oil & Gas Corp	7,595	132
Chevron Corp	2,703	195
Concho Resources Inc	3,017	133
ConocoPhillips	3,986	131
Devon Energy Corp	6,537	62
Diamondback Energy Inc, Cl A	2,773	84
EOG Resources Inc	2,132	77
Exxon Mobil Corp	6,272	215
Halliburton Co	6,578	79
Hess Corp	2,843	116
HollyFrontier Corp	5,757	113
Kinder Morgan Inc	8,358	103
Marathon Oil Corp	22,604	92
Marathon Petroleum Corp	1,848	54
National Oilwell Varco Inc, Cl A *	9,602	87
Noble Energy Inc	6,775	58
Occidental Petroleum Corp	8,649	87
ONEOK Inc	3,511	91
Phillips 66	1,631	85
Pioneer Natural Resources Co	950	82
Schlumberger NV, Cl A	6,517	101
TechnipFMC PLC	8,827	56
Valero Energy Corp	1,990	86
Williams Cos Inc/The	6,562	129

		2,585

Financials — 0.1%
Allstate Corp/The	963	91
American International Group Inc	273	8
Ameriprise Financial Inc	614	95
Aon PLC, Cl A	234	48
Assurant Inc	976	118
Bank of America Corp	1,088	26
Bank of New York Mellon Corp/The	1,593	55
BlackRock Inc	75	42
Capital One Financial Corp	1,140	82
Cboe Global Markets Inc	436	38
Charles Schwab Corp/The	1,358	49
Chubb Ltd	198	23
Cincinnati Financial Corp	315	25
Citizens Financial Group Inc	2,888	73
Comerica Inc	1,435	55
Discover Financial Services	1,159	67
E*TRADE Financial Corp	1,012	51
Fifth Third Bancorp	3,964	84
Franklin Resources Inc	2,773	56
Globe Life Inc	870	69

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Goldman Sachs Group Inc/The	156	$31
Hartford Financial Services Group Inc/The	671	25
Huntington Bancshares Inc/OH	2,954	27
Intercontinental Exchange Inc	482	48
Invesco Ltd	6,593	75
Japan Post Holdings Co Ltd *	13,200	90
JPMorgan Chase & Co	293	28
KeyCorp	2,956	35
Lincoln National Corp	1,000	31
Loews Corp	1,583	55
M&T Bank Corp	598	55
MarketAxess Holdings Inc	80	39
Marsh & McLennan Cos Inc	634	73
MetLife Inc	351	13
Morgan Stanley	1,873	91
MSCI Inc, Cl A	231	82
Nasdaq Inc, Cl A	368	45
Northern Trust Corp	370	29
ORIX	6,600	82
People’s United Financial Inc	7,837	81
PNC Financial Services Group Inc/The	607	67
Principal Financial Group Inc, Cl A	1,498	60
Progressive Corp/The	445	42
Prudential Financial Inc	736	47
Raymond James Financial Inc	1,182	86
Regions Financial Corp	3,285	38
State Street Corp	770	46
SVB Financial Group, Cl B *	177	43
Synchrony Financial	3,561	93
T Rowe Price Group Inc	327	42
Travelers Cos Inc/The	101	11
Unum Group	254	4
US Bancorp	2,336	84
Wells Fargo & Co	1,955	46
Willis Towers Watson PLC	490	102

		3,001

Health Care — 0.2%
Abbott Laboratories	643	70
AbbVie Inc	968	85
ABIOMED Inc *	280	78
Agilent Technologies Inc	1,033	104
Alcon Inc *	1,519	86
Alexion Pharmaceuticals Inc *	503	58
Align Technology Inc *	164	54
AmerisourceBergen Corp, Cl A	593	57
Amgen Inc, Cl A	646	164
Anthem Inc	269	72
Baxter International Inc	1,597	128
Becton Dickinson and Co	325	76
Biogen Inc *	255	72
Bio-Rad Laboratories Inc, Cl A *	142	73
Boston Scientific Corp *	1,661	63

SEI Institutional Managed Trust / Annual Report / September 30, 2020	235

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Bristol-Myers Squibb Co	998	$60
Cardinal Health Inc	1,236	58
Centene Corp *	959	56
Cerner Corp	1,104	80
Cooper Cos Inc/The, Cl A	227	77
CVS Health Corp	1,342	78
Danaher Corp, Cl A	606	131
DENTSPLY SIRONA Inc	1,707	75
DexCom Inc *	113	47
DiaSorin SpA	488	98
Edwards Lifesciences Corp, Cl A *	936	75
Eli Lilly and Co	431	64
Gilead Sciences Inc	1,887	119
HCA Healthcare Inc *	406	51
Henry Schein Inc *	950	56
Hologic Inc *	720	48
Humana Inc	183	76
IDEXX Laboratories Inc *	259	102
Illumina Inc *	236	73
Incyte Corp *	698	63
Intuitive Surgical Inc *	130	92
Johnson & Johnson	1,380	205
Laboratory Corp of America Holdings *	823	155
McKesson Corp	947	141
Medtronic PLC	1,787	186
Merck & Co Inc	1,137	94
Mettler-Toledo International Inc *	80	77
Mylan NV *	4,715	70
PerkinElmer Inc	728	91
Perrigo Co PLC	1,841	85
Pfizer Inc	1,970	72
Quest Diagnostics Inc	658	75
Regeneron Pharmaceuticals Inc *	100	56
ResMed Inc	368	63
Sartorius Stedim Biotech	240	83
Shionogi & Co Ltd	1,600	85
Stryker Corp	346	72
Thermo Fisher Scientific Inc	120	53
UnitedHealth Group Inc	200	62
Universal Health Services Inc, Cl B *	1,151	123
Varian Medical Systems Inc *	434	75
Vertex Pharmaceuticals Inc *	242	66
Waters Corp *	259	51
West Pharmaceutical Services Inc	276	76
Zimmer Biomet Holdings Inc	639	87
Zoetis Inc, Cl A	653	108

		5,130

Industrials — 0.1%
3M Co	198	32
A O Smith Corp	798	42
AerCap Holdings NV *	1,138	29
Alaska Air Group Inc *	511	19

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Allegion PLC	654	$65
American Airlines Group Inc *	2,578	32
AMETEK Inc	926	92
Boeing Co/The *	89	15
Carrier Global Corp	1,410	43
CH Robinson Worldwide Inc	631	64
Cintas Corp	146	49
Copart Inc *	726	76
CSX Corp	987	77
Cummins Inc	289	61
Delta Air Lines Inc, Cl A *	1,741	53
Dover Corp	565	61
Eaton Corp PLC	402	41
Emerson Electric Co	986	65
Equifax Inc	349	55
Expeditors International of Washington Inc	870	79
Fastenal Co, Cl A	1,178	53
Flowserve Corp	1,578	43
Fortive Corp	1,754	134
Fortune Brands Home & Security Inc	492	42
General Dynamics Corp	849	117
General Electric Co	5,173	32
Honeywell International Inc	255	42
Howmet Aerospace Inc *	2,374	40
Huntington Ingalls Industries Inc, Cl A	189	27
IHS Markit Ltd	978	77
Illinois Tool Works Inc	606	117
Ingersoll Rand Inc *	1,458	52
ITOCHU Corp	3,700	94
Jacobs Engineering Group Inc	539	50
JB Hunt Transport Services Inc	390	49
Johnson Controls International plc	3,007	123
Kansas City Southern	477	86
Knorr-Bremse AG	372	44
L3Harris Technologies Inc	261	44
Lockheed Martin Corp	122	47
Masco Corp	1,288	71
Nielsen Holdings PLC	2,219	31
Norfolk Southern Corp	347	74
Northrop Grumman Corp	381	120
Otis Worldwide Corp	879	55
PACCAR Inc	370	31
Parker-Hannifin Corp, Cl A	549	111
Pentair PLC	1,382	63
Quanta Services Inc	797	42
Raytheon Technologies Corp	905	52
Robert Half International Inc	845	45
Rockwell Automation Inc	289	64
Rollins Inc	2,983	162
Snap-on Inc	986	145
Southwest Airlines Co, Cl A *	2,241	84
Textron Inc	2,415	87

236	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Trane Technologies PLC	641	$78
TransDigm Group Inc *	128	61
United Airlines Holdings Inc *	267	9
United Parcel Service Inc, Cl B	363	60
United Rentals Inc *	229	40
Verisk Analytics Inc, Cl A	884	164
Waste Management Inc	830	94
Xylem Inc/NY	691	58

		4,164

Information Technology — 0.2%
Accenture PLC, Cl A	286	65
Adobe Inc *	91	45
Advanced Micro Devices Inc *	498	41
Adyen NV *	34	63
Akamai Technologies Inc *	831	92
Analog Devices Inc	376	44
Applied Materials Inc	1,274	76
Arista Networks Inc *	322	67
Autodesk Inc, Cl A *	232	54
Automatic Data Processing Inc	263	37
Broadcom Inc	192	70
Cadence Design Systems Inc *	1,227	131
Check Point Software Technologies Ltd *	1,215	146
Cisco Systems Inc	2,109	83
Citrix Systems Inc	202	28
Cognizant Technology Solutions Corp, Cl A	2,178	151
Corning Inc, Cl B	4,549	147
CyberArk Software Ltd *	688	71
DXC Technology Co *	2,069	37
F5 Networks Inc, Cl A *	250	31
Fidelity National Information Services Inc, Cl B	799	118
Fiserv Inc, Cl A *	491	51
FleetCor Technologies Inc *	390	93
FLIR Systems Inc	2,599	93
Fortinet Inc *	468	55
Fujitsu Ltd	400	54
Gartner Inc *	1,047	131
Global Payments Inc	249	44
Hewlett Packard Enterprise Co	8,829	83
HP Inc	2,363	45
Intel Corp	981	51
International Business Machines Corp	341	41
Intuit Inc	357	116
IPG Photonics Corp *	202	34
Jack Henry & Associates Inc	424	69
Juniper Networks Inc	1,507	32
Keysight Technologies Inc *	736	73
KLA Corp	528	102
Microchip Technology Inc	571	59
Micron Technology Inc *	831	39
Microsoft Corp	768	161

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Motorola Solutions Inc	235	$37
NetApp Inc	725	32
NortonLifeLock Inc	3,109	65
Oracle Corp, Cl B	2,724	163
Paychex Inc	2,240	179
Paycom Software Inc *	198	62
Qorvo Inc *	680	88
QUALCOMM Inc	570	67
salesforce.com Inc *	252	63
Seagate Technology PLC	1,509	74
ServiceNow Inc *	159	77
Skyworks Solutions Inc	696	101
Synopsys Inc *	211	45
Texas Instruments Inc	282	40
Tyler Technologies Inc *	247	86
VeriSign Inc *	681	139
Western Digital Corp *	1,138	41
Western Union Co/The	1,980	42
Wix.com Ltd *	230	59
Xerox Holdings Corp	2,375	44
Xilinx Inc	746	78
Zebra Technologies Corp, Cl A *	113	28

		4,633

Materials — 0.1%
Air Products and Chemicals Inc	580	173
Albemarle Corp	1,355	121
Amcor PLC	12,350	136
Avery Dennison Corp	1,153	147
Ball Corp	1,307	109
Celanese Corp, Cl A	628	67
CF Industries Holdings Inc	3,811	117
Corteva Inc	6,222	179
Dow Inc	2,486	117
DuPont de Nemours Inc	1,728	96
Eastman Chemical Co	2,097	164
Ecolab Inc	731	146
Evolution Mining Ltd	21,114	87
FMC Corp	1,834	194
Freeport-McMoRan Inc, Cl B *	6,957	109
International Flavors & Fragrances Inc	945	116
International Paper Co	1,705	69
Kirkland Lake Gold Ltd	1,113	54
Linde PLC	660	157
LyondellBasell Industries NV, Cl A	1,153	81
Martin Marietta Materials Inc, Cl A	696	164
Mosaic Co/The	5,396	99
Newmont Corp	3,316	210
Nucor Corp	2,612	117
Packaging Corp of America	1,034	113
PPG Industries Inc	1,382	169
Sealed Air Corp	3,350	130
Sherwin-Williams Co/The, Cl A	276	192

SEI Institutional Managed Trust / Annual Report / September 30, 2020	237

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Vulcan Materials Co	1,039	$141
Westrock Co	3,440	120

		3,894

Real Estate — 0.1%
Alexandria Real Estate Equities Inc ‡	628	101
American Tower Corp, Cl A ‡	353	85
Apartment Investment and Management Co, Cl A ‡	1,489	50
Aroundtown SA *‡	8,951	45
Boston Properties Inc ‡	114	9
Crown Castle International Corp ‡	437	73
Digital Realty Trust Inc, Cl A ‡	526	77
Duke Realty Corp ‡	2,124	78
Equinix Inc ‡	66	50
Equity Residential ‡	1,670	86
Essex Property Trust Inc ‡	150	30
Extra Space Storage Inc ‡	738	79
Federal Realty Investment Trust ‡	1,020	75
Healthpeak Properties Inc ‡	1,687	46
Host Hotels & Resorts Inc *‡	2,919	32
Iron Mountain Inc ‡	1,336	36
Kimco Realty Corp ‡	3,196	36
Mid-America Apartment Communities Inc ‡	1,107	128
Pacific Century Premium Developments *‡	40,894	11
Prologis Inc ‡	549	55
Public Storage ‡	325	72
Realty Income Corp ‡	2,310	140
Regency Centers Corp ‡	515	20
SBA Communications Corp, Cl A ‡	152	48
Simon Property Group Inc ‡	848	55
SL Green Realty Corp ‡	1,090	51
UDR Inc ‡	2,549	83
Vonovia SE ‡	1,105	76
Vornado Realty Trust ‡	747	25
Welltower Inc ‡	476	26
Weyerhaeuser Co *‡	1,020	29

		1,807

Utilities — 0.3%
AES Corp/The	8,922	162
Alliant Energy Corp	6,522	337
Ameren Corp	4,398	348
American Electric Power Co Inc	3,930	321
American Water Works Co Inc	1,287	186
Atmos Energy Corp	1,512	145
CenterPoint Energy Inc	10,623	206
CMS Energy Corp	5,849	359
Consolidated Edison Inc	4,155	323
Dominion Energy Inc	4,510	356
DTE Energy Co	2,191	252
Duke Energy Corp	2,840	252
Edison International	5,332	271

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Entergy Corp	2,469	$243
Evergy Inc	5,347	272
Eversource Energy	3,751	313
Exelon Corp	5,763	206
FirstEnergy Corp	5,862	168
NextEra Energy Inc	1,436	399
NiSource Inc	15,120	333
NRG Energy Inc	6,095	187
Pinnacle West Capital Corp	3,415	255
PPL Corp	9,644	262
Public Service Enterprise Group Inc	5,156	283
Sempra Energy	1,972	233
Southern Co/The	5,517	299
WEC Energy Group Inc	3,198	310
Xcel Energy Inc	3,518	243

		7,524

Total Common Stock (Cost $37,747) ($ Thousands)		48,641

EXCHANGE TRADED FUND — 0.7%
iShares iBoxx $ Investment Grade Corporate Bond ETF	130,327	17,556

Total Exchange Traded Fund (Cost $14,921) ($ Thousands)		17,556

PREFERRED STOCK — 0.0%

Consumer Discretionary — 0.0%
Volkswagen AG (D)	220	35

Health Care — 0.0%
Sartorius AG (D)	155	64

Materials — 0.0%
FUCHS PETROLUB SE (D)	1,520	77

Total Preferred Stock (Cost $174) ($ Thousands)		176

Total Investments in Securities — 69.9% (Cost $1,754,753) ($ Thousands)		$1,825,628

238	SEI Institutional Managed Trust / Annual Report / September 30, 2020

A list of the open futures contracts held by the Fund at September 30, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Amsterdam Index	65	Oct-2020	$8,577	$8,348	$(147)
Australian 10-Year Bond	133	Dec-2020	14,315	14,241	133
Australian 10-Year Bond	1,490	Dec-2020	160,350	159,545	1,851
Bloomberg Commodity Index (A)	1,612	Dec-2020	11,611	11,413	(198)
Brent Crude (A)	354	Dec-2020	15,298	15,134	(165)
Brent Crude	289	Dec-2020	11,991	12,355	363
Canadian 10-Year Bond	1,531	Dec-2020	176,125	174,000	(114)
Coffee C	302	Dec-2020	13,536	12,565	(971)
Copper	139	Jan-2021	10,235	10,538	303
Corn	775	Dec-2020	13,475	14,686	1,211
Cotton No. 2 (A)	251	Dec-2020	7,764	8,257	493
DAX Index	22	Dec-2020	8,485	8,242	(184)
Euro-Bob	638	Dec-2020	102,060	101,127	51
Euro-BTP	236	Dec-2020	40,713	40,842	524
Euro-Bund	1,438	Dec-2020	296,341	294,288	2,209
Euro-Buxl	96	Dec-2020	24,902	25,068	414
Feeder Cattle (A)	27	Jan-2021	1,896	1,894	(2)
Feeder Cattle (A)	1	Nov-2020	75	71	(4)
Feeder Cattle (A)	93	Nov-2020	6,566	6,605	40
FTSE 100 Index	118	Dec-2020	9,139	8,911	(259)
FTSE MIB Index	39	Dec-2020	4,576	4,337	(195)
FTSE/JSE Top 40 Index	4	Dec-2020	120	121	(1)
Gasoline	37	Nov-2020	1,858	1,836	(22)
Gasoline (A)	241	Dec-2020	11,505	11,794	289
Gold	390	Jan-2021	72,078	73,925	1,846
Hang Seng China Enterprises Index	199	Nov-2020	11,983	12,043	60
Hang Seng Index	53	Nov-2020	8,070	8,012	(58)
Hang Seng Index	130	Nov-2020	19,523	19,651	128
IBEX	55	Oct-2020	4,590	4,341	(203)
Japanese 10-Year Bond	195	Dec-2020	278,939	281,071	525
Japanese 10-Year Government Bond E-MINI	1,176	Dec-2020	168,495	169,508	351
KC HRW Wheat	95	Dec-2020	2,126	2,421	295
KOSPI 200 Index	220	Dec-2020	14,645	14,577	(270)
Lean Hogs	181	Dec-2020	4,337	4,568	231
Live Cattle (A)	433	Jan-2021	18,758	19,459	701
LME Copper (A)	225	Dec-2020	35,974	37,545	1,572
LME Lead (A)	26	Dec-2020	1,209	1,184	(24)
LME Nickel (A)	92	Dec-2020	7,894	8,012	119
LME Primary Aluminum (A)	322	Dec-2020	14,318	14,202	(116)
LME Zinc	253	Dec-2020	14,818	15,194	376
Long Gilt 10-Year Bond	809	Jan-2021	143,499	142,355	114
Long Gilt 10-Year Bond	631	Jan-2021	112,454	111,033	(188)
Low Sulphur Gasoil (A)	29	Dec-2020	1,101	980	(121)
Low Sulphur Gasoil	170	Nov-2020	6,507	5,674	(833)
MSCI Emerging Markets	1,746	Dec-2020	94,821	95,026	205
MSCI Taiwan Index	124	Nov-2020	6,005	6,113	108
Natural Gas (A)	496	Nov-2020	15,195	15,460	265
NY Harbor ULSD (A)	258	Dec-2020	12,445	12,629	185
NY Harbor ULSD	22	Nov-2020	1,144	1,065	(79)
NYMEX Cocoa (A)	100	Dec-2020	2,584	2,546	(38)
NYMEX Cocoa (A)	400	Mar-2021	10,614	10,108	(506)
OMX Stockholm 30	224	Oct-2020	4,639	4,583	27
Russell 2000 Index E-MINI	1,601	Dec-2020	120,254	120,427	173
Russell 2000 Index E-MINI	170	Dec-2020	12,899	12,787	(111)
S&P - Goldman Sachs Commodity Index (A)	730	Oct-2020	62,892	63,775	882
S&P 500 Index E-MINI	2,283	Dec-2020	380,970	382,631	1,660

SEI Institutional Managed Trust / Annual Report / September 30, 2020	239

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Accumulation Fund (Continued)

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
S&P Mid Cap 400 Index E-MINI	78	Dec-2020	$14,532	$14,476	$(56)
S&P TSX 60 Index	70	Dec-2020	10,258	10,078	(41)
SGX Nifty 50	133	Nov-2020	2,989	2,994	4
Silver	202	Jan-2021	27,695	23,729	(3,967)
Soybean	178	Nov-2020	8,000	9,109	1,109
Soybean (A)	114	Jan-2021	5,856	5,855	–
Soybean (A)	12	Mar-2021	576	613	37
Soybean Meal (A)	341	Dec-2020	10,516	11,690	1,174
Soybean Oil (A)	464	Dec-2020	8,393	9,223	830
SPI 200 Index	84	Dec-2020	9,030	8,733	(144)
Sugar No. 11	1,194	Mar-2021	17,469	18,067	597
TOPIX Index	289	Dec-2020	43,391	44,515	857
U.S. 2-Year Treasury Note	841	Jan-2021	185,751	185,828	77
U.S. 5-Year Interest Rate Swap	1,571	Dec-2020	162,123	162,046	(77)
U.S. 5-Year Treasury Note	1,253	Jan-2021	157,773	157,917	145
U.S. 10-Year Interest Rate Swap	2,215	Dec-2020	227,666	227,072	(594)
U.S. 10-Year Treasury Note	7,887	Dec-2020	1,098,026	1,100,483	2,457
U.S. Long Treasury Bond	1,068	Dec-2020	189,467	188,268	(1,198)
Wheat	483	Dec-2020	13,025	13,959	934
WTI Crude Oil (A)	112	Nov-2020	4,403	4,533	130

			$4,814,232	$4,818,311	$15,169

A list of the open forward foreign currency contracts held by the Fund at September 30, 2020, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	10/28/20	EUR	134,600	USD	157,653	$(259)
BNYMellon	10/29/20	GBP	3,400	USD	4,319	(77)
BNYMellon	10/29/20	AUD	4,300	USD	3,016	(65)
BNYMellon	10/29/20	CAD	9,600	USD	7,160	(29)
Citigroup	12/16/20	USD	91	CLP	71,594	—
Citigroup	12/16/20	USD	749	CLP	581,256	(10)
Citigroup	12/16/20	USD	3,697	HUF	1,102,950	(138)
Citigroup	12/16/20	USD	4,575	CZK	100,800	(205)
Citigroup	12/16/20	CNH	5,200	USD	760	(2)
Citigroup	12/16/20	USD	7,983	BRL	44,000	(192)
Citigroup	12/16/20	USD	10,397	PLN	38,700	(381)
Citigroup	12/16/20	BRL	10,500	USD	1,901	42
Citigroup	12/16/20	USD	10,721	CNH	74,450	190
Citigroup	12/16/20	USD	2,280	EUR	1,950	11
Citigroup	12/16/20	USD	10,468	EUR	8,850	(73)
Citigroup	12/16/20	GBP	13,746	USD	18,120	342
Citigroup	12/16/20	GBP	2,122	USD	2,726	(18)
Citigroup	12/16/20	USD	16,983	MXN	373,850	(196)
Citigroup	12/16/20	USD	11,796	INR	887,094	162
Citigroup	12/16/20	USD	9,012	INR	666,556	(27)
Citigroup	12/16/20	USD	22,490	KRW	26,649,250	395
Citigroup	12/16/20	USD	528	KRW	613,750	(1)
Citigroup	12/16/20	PLN	30,200	USD	7,958	142
Citigroup	12/16/20	PLN	7,000	USD	1,796	(15)
Citigroup	12/16/20	INR	48,750	USD	656	(1)

240	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	12/16/20	MXN	33,050	USD	1,526	$42
Citigroup	12/16/20	MXN	26,700	USD	1,180	(19)
Citigroup	12/16/20	EUR	78,594	USD	93,389	1,071
Citigroup	12/16/20	CZK	72,750	USD	3,233	79
Citigroup	12/16/20	CZK	28,050	USD	1,214	(2)
Citigroup	12/16/20	HUF	1,102,950	USD	3,666	107
Citigroup	12/16/20	KRW	1,126,850	USD	963	(4)
Citigroup	12/17/20	USD	9,706	ZAR	165,750	141
Citigroup	12/17/20	USD	1,562	ZAR	25,950	(20)
Citigroup	12/17/20	ZAR	40,300	USD	2,365	(29)
JPMorgan Chase Bank	12/16/20	GBP	11,292	USD	14,943	339
JPMorgan Chase Bank	10/29/20	GBP	46	USD	59	—
JPMorgan Chase Bank	12/16/20	USD	91	CLP	71,594	—
JPMorgan Chase Bank	12/16/20	USD	749	CLP	581,256	(10)
JPMorgan Chase Bank	12/16/20	USD	3,697	HUF	1,102,950	(138)
JPMorgan Chase Bank	12/16/20	USD	4,575	CZK	100,800	(205)
JPMorgan Chase Bank	12/16/20	CNH	5,200	USD	760	(2)
JPMorgan Chase Bank	12/16/20	USD	7,985	BRL	44,000	(194)
JPMorgan Chase Bank	12/16/20	USD	10,397	PLN	38,700	(381)
JPMorgan Chase Bank	12/16/20	BRL	10,500	USD	1,901	42
JPMorgan Chase Bank	12/16/20	USD	10,721	CNH	74,450	190
JPMorgan Chase Bank	12/16/20	USD	2,280	EUR	1,950	10
JPMorgan Chase Bank	12/16/20	USD	10,468	EUR	8,850	(73)
JPMorgan Chase Bank	12/16/20	USD	16,983	MXN	373,850	(196)
JPMorgan Chase Bank	12/16/20	USD	11,796	INR	887,094	161
JPMorgan Chase Bank	12/16/20	USD	9,012	INR	666,556	(28)
JPMorgan Chase Bank	12/16/20	USD	22,490	KRW	26,649,250	394
JPMorgan Chase Bank	12/16/20	USD	528	KRW	613,750	(2)
JPMorgan Chase Bank	12/16/20	PLN	30,200	USD	7,958	142
JPMorgan Chase Bank	12/16/20	PLN	7,000	USD	1,796	(16)
JPMorgan Chase Bank	12/16/20	INR	48,750	USD	656	(1)
JPMorgan Chase Bank	12/16/20	MXN	33,050	USD	1,526	41
JPMorgan Chase Bank	12/16/20	MXN	26,700	USD	1,180	(19)
JPMorgan Chase Bank	12/16/20	EUR	78,594	USD	93,389	1,071
JPMorgan Chase Bank	12/16/20	CZK	72,750	USD	3,233	78
JPMorgan Chase Bank	12/16/20	CZK	28,050	USD	1,214	(2)
JPMorgan Chase Bank	12/16/20	HUF	1,102,950	USD	3,666	107
JPMorgan Chase Bank	12/16/20	KRW	1,126,850	USD	963	(5)
JPMorgan Chase Bank	12/17/20	USD	9,706	ZAR	165,750	140
JPMorgan Chase Bank	12/17/20	USD	1,562	ZAR	25,950	(20)
JPMorgan Chase Bank	12/17/20	ZAR	40,300	USD	2,365	(29)
State Street	10/28/20	GBP	93,200	USD	118,619	(1,871)
State Street	10/29/20	CHF	2,200	USD	2,369	(28)
State Street	10/29/20	EUR	12,717	USD	14,781	(139)
State Street	10/29/20	HKD	18,300	USD	2,361	—
State Street	10/29/20	JPY	2,644,000	USD	25,037	(31)

						$286

SEI Institutional Managed Trust / Annual Report / September 30, 2020	241

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Accumulation Fund (Concluded)

A list of the open OTC swap agreements held by the Fund at September 30, 2020 is as follows:

Total Return Swaps

Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount ($ Thousands)	Value ($ Thousands)	Upfront Payments ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Citibank	Bovespa Index	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	10/14/2020	BRL	$2,197	$1,930	$–	$(185)
Citibank	Taiwan Index (TAIEX)	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	10/21/2020	TWD	4,089	4,048	–	(79)
JPMorgan Chase	Taiwan Index (TAIEX)	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	10/21/2020	TWD	2,439	2,412	–	(50)
Merrill Lynch	Taiwan Index (TAIEX)	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	10/21/2020	TWD	5,467	5,426	–	(92)
Citibank	Hang Seng Index	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	10/29/2020	HKD	1,932	1,937	–	5
JPMorgan Chase	Hang Seng Index	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	10/29/2020	HKD	18,220	18,155	–	(66)
Bank of America	Hang Seng Index	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	10/29/2020	HKD	12,884	12,890	–	5
JPMorgan Chase	Hang Seng Index	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	10/29/2020	HKD	3,917	3,930	–	13
Merrill Lynch	SGX Nifty 50	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	10/29/2020	USD	2,024	2,026	–	2
Citibank	Soybean (A)	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	11/13/2020	USD	17,370	19,344	–	1,974
JPMorgan Chase	KOSPI Index	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	12/10/2020	KRW	11,637	11,661	–	(163)
Citibank	Soybean Oil	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	12/14/2020	USD	1,047	1,213	–	165
Merrill Lynch	Soybean Oil	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	12/14/2020	USD	7,492	7,911	–	420
Citibank	Soybean Meal	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	12/14/2020	USD	3,516	3,599	–	83
Citibank	Wheat (A)	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	12/14/2020	USD	748	780	–	32
Citibank	Swiss Market	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	12/18/2020	CHF	12,005	11,528	–	(332)
Merrill Lynch	Live Cattle	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	12/31/2020	USD	2,738	2,831	–	94
Citibank	Soybean (A)	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	01/14/2021	USD	2,976	3,030	–	54
Citibank	Sugar (A)	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	02/26/2021	USD	14	15	–	1
Bank of America	Sugar (A)	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	02/26/2021	USD	72	76	–	4

								$114,742	$–	$1,885

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2020 is as follows:

Interest Rate Swaps

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Thousands)
3 MONTH USD -LIBOR	0.25%	Semi-Annually	03/17/2023	USD	723,000	$509	$477	$32
USD-LIBOR-BBA 3M	1.00%	Semi-Annually	12/16/2025	USD	139,822	4,411	3,911	500
3 MONTH USD -LIBOR	0.50%	Semi-Annually	03/17/2026	USD	120,000	719	409	310

						$5,639	$4,797	$842

Percentages are based on Net Assets of $2,610,529 ($ Thousands).

*	Non-income producing security.

‡	Real Estate Investment Trust.

(A)	Security, or a portion thereof, is held by the Accumulation Commodity Strategy Subsidiary, Ltd. as of September 30, 2020.

(B)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2020, the value of these securities amounted to $78,497 ($ Thousands), representing 3.0% of the Net Assets of the Fund.

(D)	There is currently no rate available.

(E)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt

AUD — Australian Dollar

BBA — British Bankers Association

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

Cl	— Class

CLP	— Chilean Peso

CNH	— Chinese Yuan Offshore

CZK	— Czech Koruna

DAX	— German Stock Exchange

ETF	— Exchange-Traded Fund

EUR	— Euro

FTSE	— Financial Times and Stock Exchange

GBP	— British Pound Sterling

HKD	— Hong Kong Dollar

HUF	— Hungarian Forint

IBEX	— Spanish Stock Exchange Index

ICE—	Intercontinental Exchange

INR	— Indian Rupee

JPY	— Japanese Yen

JSE	— Johannesburg Stock Exchange

KOSPI	— Korea Composite Stock Exchange

KRW	— Korean Won

LIBOR—	London Interbank Offered Rate

LLC	— Limited Liability Company

LME	— London Metal Exchange

242	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Ltd. — Limited

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

MXN — Mexican Peso

NYMEX — New York Mercantile Exchange

OMX — Offset Market Exchange

PLC — Public Limited Company

PLN — Polish Zloty

S&P — Standard & Poor’s

SGX — Singapore Exchange

SPI — Share Price Index

TAIEX — Taiwan Capitalization Weighted Stock Index

TOPIX — Tokyo Stock Exchange

TSX — Toronto Stock Exchange

ULSD — Ultra-Low Sulfur Diesel

USD — United States Dollar

VAR — Variable Rate

ZAR — South African Rand

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
U.S. Treasury Obligations	–	1,207,838	–	1,207,838
Sovereign Debt	–	427,749	–	427,749
Foreign Common Stock	62,625	–	–	62,625
Corporate Obligations	–	61,043	–	61,043
Common Stock	48,641	–	–	48,641
Exchange Traded Fund	17,556	–	–	17,556
Preferred Stock	176	–	–	176

Total Investments in Securities	128,998	1,696,630	–	1,825,628

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	26,055	–	–	26,055
Unrealized Depreciation	(10,886)	–	–	(10,886)
Forwards Contracts*
Unrealized Appreciation	–	5,439	–	5,439
Unrealized Depreciation	–	(5,153)	–	(5,153)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	–	2,852	–	2,852
Unrealized Depreciation	–	(967)	–	(967)
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	842	–	842

Total Other Financial Instruments	15,169	3,013	–	18,182

* Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	243

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Income Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 47.8%

Communication Services — 4.1%
Altice France
7.375%, 05/01/2026 (A)	$470	$492
Altice France Holding
10.500%, 05/15/2027 (A)	1,180	1,311
AMC Networks
5.000%, 04/01/2024	400	409
ANGI Group
3.875%, 08/15/2028 (A)	690	683
AT&T
4.350%, 03/01/2029	700	824
4.250%, 03/01/2027	900	1,045
4.125%, 02/17/2026	325	372
3.500%, 06/01/2041	350	368
2.750%, 06/01/2031	475	501
2.300%, 06/01/2027	1,050	1,100
1.650%, 02/01/2028	875	877
CCO Holdings
5.000%, 02/01/2028 (A)	620	651
4.500%, 05/01/2032 (A)	410	428
CenturyLink
7.650%, 03/15/2042	1,245	1,391
5.125%, 12/15/2026 (A)	1,250	1,284
Charter Communications Operating
5.125%, 07/01/2049	300	348
4.908%, 07/23/2025	3,200	3,700
3.750%, 02/15/2028	650	718
Cogent Communications Group
5.375%, 03/01/2022 (A)	630	643

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Comcast
4.700%, 10/15/2048	$675	$900
Comunicaciones Celulares Via Comcel Trust
6.875%, 02/06/2024	200	204
Digicel Group
8.000%, 04/01/2025 (A)	84	29
Digicel International Finance
8.750%, 05/25/2024 (A)	61	61
DISH DBS
7.750%, 07/01/2026	1,160	1,275
DISH Network
3.375%, 08/15/2026	490	450
Entercom Media
6.500%, 05/01/2027 (A)	1,050	913
iHeartCommunications (B)
6.375%, 05/01/2026	400	417
5.250%, 08/15/2027 (A)	250	244
4.750%, 01/15/2028 (A)	420	396
Intelsat Jackson Holdings
9.750%, 07/15/2025 (A)(C)	650	426
5.500%, 08/01/2023 (C)	1,110	697
Match Group
5.000%, 12/15/2027 (A)	50	53
4.625%, 06/01/2028 (A)	420	433
Mauritius Investments
6.500%, 10/13/2026	2,470	2,739
4.755%, 11/11/2024	400	409
Millicom International Cellular
6.625%, 10/15/2026 (A)	240	257
6.250%, 03/25/2029 (A)	530	566
5.125%, 01/15/2028 (A)	280	291
Netflix
6.375%, 05/15/2029	490	603
Outfront Media Capital
5.000%, 08/15/2027 (A)	145	141
Scripps (Escrow Security)
5.875%, 07/15/2027 (A)	450	434
Sirius XM Radio
4.625%, 07/15/2024 (A)	120	124
SoftBank Group
6.000%, VAR USD ICE Swap 11:00 NY 5 Yr+4.226%(D)	200	184
Sprint Capital
8.750%, 03/15/2032	1,010	1,478
6.875%, 11/15/2028	1,020	1,275
TEGNA
4.625%, 03/15/2028 (A)	1,050	1,027
Telecom Argentina
8.500%, 08/06/2025 (A)	98	84
Telecom Italia
5.303%, 05/30/2024 (A)	1,950	2,111

244	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Telecom Italia Capital
6.000%, 09/30/2034	$500	$580
T-Mobile USA
4.500%, 04/15/2050 (A)	1,516	1,819
Verizon Communications
4.000%, 03/22/2050	675	831

		38,596

Consumer Discretionary — 5.8%
1011778 BC ULC
4.000%, 10/15/2030 (A)	730	736
Adient US
7.000%, 05/15/2026 (A)	700	750
Allen Media
10.500%, 02/15/2028 (A)	760	733
Allied Universal Holdco
6.625%, 07/15/2026 (A)	580	618
AutoNation
4.750%, 06/01/2030	200	236
Banijay Entertainment SASU
5.375%, 03/01/2025 (A)	650	654
Boyd Gaming
8.625%, 06/01/2025 (A)	150	164
4.750%, 12/01/2027	1,200	1,177
Boyne USA
7.250%, 05/01/2025 (A)	390	409
Brown University in Providence in the State of Rhode Island and Providence Plant
2.924%, 09/01/2050	220	240
Burlington Coat Factory Warehouse
6.250%, 04/15/2025 (A)	297	313
Caesars Entertainment
6.250%, 07/01/2025 (A)	500	523
CalAtlantic Group
5.250%, 06/01/2026	330	313
Carriage Services
6.625%, 06/01/2026 (A)	250	261
Carvana
5.875%, 10/01/2028 (A)	1,625	1,605
CD&R Smokey Buyer
6.750%, 07/15/2025 (A)	400	422
CSC Holdings
5.750%, 01/15/2030 (A)	1,525	1,620
4.625%, 12/01/2030 (A)	1,064	1,072
Dealer Tire
8.000%, 02/01/2028 (A)	657	670
Delphi Technologies
5.000%, 10/01/2025 (A)	560	640
Diamond Sports Group
6.625%, 08/15/2027 (A)	500	260
5.375%, 08/15/2026 (A)	330	233

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
eG Global Finance
6.750%, 02/07/2025 (A)	$488	$500
Expedia Group
4.625%, 08/01/2027 (A)	647	680
Ford Motor
9.000%, 04/22/2025	560	642
8.500%, 04/21/2023	1,286	1,402
Ford Motor Credit
5.875%, 08/02/2021	350	357
5.125%, 06/16/2025	1,075	1,109
4.140%, 02/15/2023	750	755
3.087%, 01/09/2023	220	216
General Motors
6.125%, 10/01/2025	200	232
5.950%, 04/01/2049	50	59
5.400%, 10/02/2023	400	441
4.000%, 04/01/2025	250	269
General Motors Financial
5.650%, 01/17/2029	175	204
3.250%, 01/05/2023	1,850	1,912
Getty Images
9.750%, 03/01/2027 (A)	100	98
Golden Nugget
6.750%, 10/15/2024 (A)	470	392
GrubHub Holdings
5.500%, 07/01/2027 (A)	300	311
Hilton Domestic Operating
5.750%, 05/01/2028 (A)	240	253
Home Depot
3.350%, 04/15/2050	512	593
Installed Building Products
5.750%, 02/01/2028 (A)	450	474
IRB Holding
7.000%, 06/15/2025 (A)	502	535
6.750%, 02/15/2026 (A)	435	435
Ken Garff Automotive
4.875%, 09/15/2028 (A)	565	556
L Brands
6.875%, 07/01/2025 (A)	560	605
6.694%, 01/15/2027	260	260
6.625%, 10/01/2030 (A)	120	122
5.250%, 02/01/2028	940	909
Lions Gate Capital Holdings
5.875%, 11/01/2024 (A)	1,080	1,061
Lowe’s
5.125%, 04/15/2050	341	471
Mattamy Group
4.625%, 03/01/2030 (A)	789	799
MDC Holdings
6.000%, 01/15/2043	270	327
Melco Resorts Finance
5.375%, 12/04/2029 (A)	920	914

SEI Institutional Managed Trust / Annual Report / September 30, 2020	245

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Michaels Stores
8.000%, 07/15/2027 (A)		$480	$502
4.750%, 10/01/2027 (A)		120	119
Mohegan Gaming & Entertainment
7.875%, 10/15/2024 (A)		1,210	1,125
NCL
12.250%, 05/15/2024 (A)		570	638
10.250%, 02/01/2026 (A)		580	604
3.625%, 12/15/2024 (A)		610	427
Newell Brands
4.700%, 04/01/2026		1,000	1,065
PetSmart
8.875%, 06/01/2025 (A)		340	353
7.125%, 03/15/2023 (A)		450	454
PM General Purchaser
9.500%, 10/01/2028 (A)		440	456
Sands China
5.125%, 08/08/2025		500	545
3.800%, 01/08/2026 (A)		200	209
SeaWorld Parks & Entertainment
9.500%, 08/01/2025 (A)		1,150	1,195
Silversea Cruise Finance
7.250%, 02/01/2025 (A)		750	759
Six Flags Entertainment
5.500%, 04/15/2027 (A)		1,770	1,678
Specialty Building Products Holdings
6.375%, 09/30/2026 (A)		1,592	1,620
Station Casinos
4.500%, 02/15/2028 (A)		837	770
Taylor Morrison Communities
5.125%, 08/01/2030 (A)		608	648
Terrier Media Buyer
8.875%, 12/15/2027 (A)		850	856
TRI Pointe Group
5.700%, 06/15/2028		191	209
Univision Communications
9.500%, 05/01/2025 (A)		300	321
UPC Holding BV
5.500%, 01/15/2028 (A)		330	340
Viking Cruises
5.875%, 09/15/2027 (A)		310	241
Virgin Media Secured Finance
5.000%, 04/15/2027	GBP	800	1,081
Virgin Media Vendor Financing Notes III DAC
4.875%, 07/15/2028 (A)		725	944
VOC Escrow
5.000%, 02/15/2028 (A)		$1,070	947
Wendy’s International
7.000%, 12/15/2025		570	621
WW International
8.625%, 12/01/2025 (A)		620	649

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Wyndham Destinations
6.625%, 07/31/2026 (A)	$278	$291
Wyndham Hotels & Resorts
4.375%, 08/15/2028 (A)	270	262
Wynn Macau
5.625%, 08/26/2028 (A)	810	786
5.125%, 12/15/2029 (A)	470	451
Wynn Resorts Finance
7.750%, 04/15/2025 (A)	740	784
Yum! Brands
7.750%, 04/01/2025 (A)	27	30
4.750%, 01/15/2030 (A)	454	490

		54,012

Consumer Staples — 1.8%
Altria Group
2.350%, 05/06/2025	425	449
Anheuser-Busch InBev Worldwide
4.750%, 01/23/2029	2,675	3,265
BRF
5.750%, 09/21/2050 (A)	310	308
Constellation Brands
3.150%, 08/01/2029	600	655
Energizer Holdings
6.375%, 07/15/2026 (A)	123	132
General Mills
2.875%, 04/15/2030	444	487
Herbalife Nutrition
7.875%, 09/01/2025 (A)	603	647
H-Food Holdings
8.500%, 06/01/2026 (A)	500	489
HLF Financing Sarl
7.250%, 08/15/2026 (A)	1,452	1,492
Keurig Dr Pepper
4.597%, 05/25/2028	1,000	1,201
3.800%, 05/01/2050	100	115
Kraft Heinz Foods
5.500%, 06/01/2050 (A)	290	332
5.000%, 07/15/2035	1,546	1,780
4.875%, 10/01/2049 (A)	330	348
4.375%, 06/01/2046	1,671	1,717
4.250%, 03/01/2031 (A)	80	88
3.875%, 05/15/2027 (A)	20	21
Lindley
4.625%, 04/12/2023	190	199
Performance Food Group
6.875%, 05/01/2025 (A)	3	3
5.500%, 10/15/2027 (A)	450	464
Post Holdings
5.750%, 03/01/2027 (A)	600	631
4.625%, 04/15/2030 (A)	429	441

246	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Prosperous Ray
4.625%, 11/12/2023	$300	$326
Spectrum Brands
5.000%, 10/01/2029 (A)	75	78
SunOpta Foods
9.500%, 10/09/2022 (A)	820	836

		16,504

Energy — 8.3%
Antero Midstream Partners
5.750%, 03/01/2027 (A)	950	786
5.375%, 09/15/2024	1,060	906
Antero Resources
5.125%, 12/01/2022	1,050	856
Berkshire Hathaway Energy
4.250%, 10/15/2050 (A)	350	436
Berry Petroleum
7.000%, 02/15/2026 (A)	1,170	910
Buckeye Partners
4.350%, 10/15/2024	245	240
4.125%, 12/01/2027	865	820
3.950%, 12/01/2026	860	801
Cenovus Energy
5.375%, 07/15/2025	1,255	1,208
Cheniere Corpus Christi Holdings
7.000%, 06/30/2024	250	288
5.125%, 06/30/2027	850	946
Cheniere Energy Partners
4.500%, 10/01/2029	260	267
CNX Midstream Partners
6.500%, 03/15/2026 (A)	380	385
Comstock Resources
9.750%, 08/15/2026	1,000	1,025
Continental Resources
4.500%, 04/15/2023	650	619
4.375%, 01/15/2028	100	87
DCP Midstream Operating
6.750%, 09/15/2037 (A)	770	739
6.450%, 11/03/2036 (A)	115	110
5.375%, 07/15/2025	1,000	1,031
Devon Energy
5.850%, 12/15/2025	1,021	1,144
5.000%, 06/15/2045	200	190
Endeavor Energy Resources
6.625%, 07/15/2025 (A)	450	462
5.750%, 01/30/2028 (A)	520	523
5.500%, 01/30/2026 (A)	330	327
Energy Transfer Operating
4.200%, 09/15/2023	3,225	3,404
Ensign Drilling
9.250%, 04/15/2024 (A)	900	342

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Enterprise Products Operating
3.750%, 02/15/2025	$500	$556
3.024%, VAR ICE LIBOR USD 3 Month+2.778%, 06/01/2067	395	304
EQM Midstream Partners
6.500%, 07/01/2027 (A)	190	201
6.000%, 07/01/2025 (A)	210	217
4.750%, 07/15/2023	624	623
Equities
7.875%, 02/01/2025	330	366
Eterna Capital Pte
8.000%, 12/11/2022	45	12
Exterran Energy Solutions
8.125%, 05/01/2025	700	598
Gazprom PJSC Via Gaz Capital
4.950%, 03/23/2027 (A)	500	556
Gazprom PJSC Via Gaz Capital MTN
7.288%, 08/16/2037	300	424
Genesis Energy
7.750%, 02/01/2028	1,860	1,616
Global Partners
6.875%, 01/15/2029 (A)	545	550
GNL Quintero
4.634%, 07/31/2029	400	428
KazMunayGas National JSC
4.750%, 04/19/2027 (A)	800	890
KazTransGas JSC
4.375%, 09/26/2027 (A)	300	323
Laredo Petroleum
9.500%, 01/15/2025	769	458
Leviathan Bond
5.750%, 06/30/2023 (A)	1,430	1,473
Marathon Petroleum
3.800%, 04/01/2028	325	353
3.625%, 09/15/2024	350	374
MEG Energy
7.125%, 02/01/2027 (A)	1,190	1,067
7.000%, 03/31/2024 (A)	410	381
Montage Resources
8.875%, 07/15/2023	750	762
MPLX
4.800%, 02/15/2029	250	286
4.000%, 03/15/2028	950	1,034
Nabors Industries
5.750%, 02/01/2025	1,180	401
Newfield Exploration
5.625%, 07/01/2024	650	631
NGL Energy Partners
7.500%, 11/01/2023	1,150	766
NGPL PipeCo
7.768%, 12/15/2037 (A)	1,300	1,655

SEI Institutional Managed Trust / Annual Report / September 30, 2020	247

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Noble Holding International
6.050%, 03/01/2041 (C)		$900	$4
NuStar Logistics
6.375%, 10/01/2030		1,490	1,546
6.000%, 06/01/2026		915	918
Oasis Petroleum
6.875%, 03/15/2022		1,110	264
6.875%, 01/15/2023		390	91
Occidental Petroleum
8.000%, 07/15/2025		1,015	1,021
7.150%, 05/15/2028		1,090	992
6.625%, 09/01/2030		700	646
5.550%, 03/15/2026		725	657
5.057%, 10/10/2036 (E)		1,410	620
2.900%, 08/15/2024		1,425	1,209
ONEOK
6.350%, 01/15/2031		325	378
Parsley Energy
5.625%, 10/15/2027 (A)		480	478
Petrobras Global Finance BV
6.750%, 06/03/2050		2,820	3,054
5.299%, 01/27/2025		1,160	1,267
Petroleos de Venezuela
6.000%, 10/28/2022 (C)(F)		8,860	201
6.000%, 05/16/2024 (C)(F)		3,790	95
6.000%, 11/15/2026 (C)(F)		1,110	28
5.500%, 04/12/2037 (C)(F)		130	3
5.375%, 04/12/2027 (C)(F)		2,570	64
Petroleos Mexicanos
7.690%, 01/23/2050 (A)		406	340
6.950%, 01/28/2060 (A)		207	160
6.625%, 06/15/2035		30	25
6.500%, 03/13/2027		430	403
6.490%, 01/23/2027 (A)		160	150
6.350%, 02/12/2048		242	182
5.950%, 01/28/2031 (A)		90	76
5.350%, 02/12/2028		300	259
4.500%, 01/23/2026		40	36
Petroleos Mexicanos MTN
6.750%, 09/21/2047		20	16
5.125%, 03/15/2023	EUR	1,040	1,223
Petronas Capital MTN
4.800%, 04/21/2060 (A)		$200	272
4.550%, 04/21/2050 (A)		310	394
3.500%, 04/21/2030 (A)		940	1,050
Phillips 66
3.900%, 03/15/2028		525	593
Plains All American Pipeline
6.125%, VAR ICE LIBOR USD 3 Month+4.110%(D)		140	89
3.650%, 06/01/2022		1,700	1,741
3.600%, 11/01/2024		175	180

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Range Resources
9.250%, 02/01/2026 (A)	$1,400	$1,438
5.875%, 07/01/2022	196	190
5.750%, 06/01/2021	300	295
5.000%, 08/15/2022	220	212
Rattler Midstream
5.625%, 07/15/2025 (A)	390	393
ReNew Power Synthetic
6.670%, 03/12/2024	200	206
Sabine Pass Liquefaction
6.250%, 03/15/2022	700	743
5.625%, 03/01/2025	800	915
SEPLAT Petroleum Development
9.250%, 04/01/2023	550	551
Suncor Energy
3.100%, 05/15/2025	400	430
2.800%, 05/15/2023	200	210
Sunoco
5.500%, 02/15/2026	240	240
Tallgrass Energy Partners
5.500%, 09/15/2024 (A)	1,120	1,053
4.750%, 10/01/2023 (A)	435	412
Targa Resources Partners
6.500%, 07/15/2027	400	417
5.375%, 02/01/2027	1,870	1,880
4.875%, 02/01/2031 (A)	1,370	1,327
Total Capital International
2.829%, 01/10/2030	1,350	1,495
Transocean
8.000%, 02/01/2027 (A)	732	205
7.500%, 01/15/2026 (A)	500	110
Transportadora de Gas del Sur
6.750%, 05/02/2025 (A)	1,250	1,006
USA Compression Partners
6.875%, 04/01/2026	1,175	1,165
Valero Energy
2.850%, 04/15/2025	350	367
2.700%, 04/15/2023	650	673
Viper Energy Partners
5.375%, 11/01/2027 (A)	220	217
Western Midstream Operating
5.450%, 04/01/2044	1,450	1,240
5.375%, 06/01/2021	120	121
5.300%, 03/01/2048	530	427
4.000%, 07/01/2022	290	292
Williams
8.750%, 03/15/2032	200	285
WPX Energy
5.250%, 10/15/2027	480	487
4.500%, 01/15/2030	520	511

248	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
YPF
8.500%, 03/23/2021		$1,180	$1,109

			77,504

Financials — 9.6%
AIA Group
3.900%, 04/06/2028 (A)		475	540
AIA Group MTN
3.200%, 03/11/2025 (A)		425	456
AIB Group MTN
4.750%, 10/12/2023 (A)		550	597
Akbank T.A.S.
6.797%, VAR USD Swap Semi 30/360 5 Yr Curr+4.029%, 04/27/2028		200	174
American Express
3.535%, VAR ICE LIBOR USD 3 Month+3.285%(D)		370	335
American International Group
4.200%, 04/01/2028		275	319
3.900%, 04/01/2026		325	371
3.400%, 06/30/2030		575	637
Arch Capital Finance
4.011%, 12/15/2026		1,025	1,190
Avolon Holdings Funding
5.125%, 10/01/2023 (A)		140	140
2.875%, 02/15/2025 (A)		1,250	1,146
Banco Bilbao Vizcaya Argentaria
5.875%, VAR EUR Swap Annual 5 Yr+5.660%(D)	EUR	800	923
Banco de Bogota
6.250%, 05/12/2026 (A)		$980	1,063
Banco de Sabadell
6.500%, VAR EUR Swap Annual 5 Yr+6.414%(D)	EUR	800	838
Banco do Brasil
9.000%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr+6.362%(D)		$200	216
6.250%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr+4.398%(D)		1,920	1,798
Banco Mercantil del Norte
7.625%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr+5.353%(A) (D)		200	199
7.500%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr+5.470%(A) (D)		250	246
6.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.967%(A)(D)		420	414
Banco Santander
4.250%, 04/11/2027		400	452
3.306%, 06/27/2029		400	435

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.746%, 05/28/2025		$600	$629
Bank of America
6.250%, VAR ICE LIBOR USD 3 Month+3.705%(D)		150	160
3.419%, VAR ICE LIBOR USD 3 Month+1.040%, 12/20/2028		2,115	2,354
Bank of America MTN
4.200%, 08/26/2024		1,050	1,169
4.083%, VAR ICE LIBOR USD 3 Month+3.150%, 03/20/2051		700	867
4.000%, 01/22/2025		1,350	1,504
3.824%, VAR ICE LIBOR USD 3 Month+1.575%, 01/20/2028		1,525	1,724
Barclays
8.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.672%(D)		1,170	1,246
7.125%, VAR UK Govt Bonds 5 Year Note Generic Bid Yield+6.579%(D)	GBP	700	942
4.610%, VAR ICE LIBOR USD 3 Month+1.400%, 02/15/2023		$1,225	1,282
2.852%, VAR ICE LIBOR USD 3 Month+2.452%, 05/07/2026		725	754
BBVA Bancomer
5.125%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.650%, 01/18/2033 (A)		410	395
BNP Paribas
3.375%, 01/09/2025 (A)		1,000	1,085
BPCE
4.625%, 09/12/2028 (A)		500	591
4.000%, 09/12/2023 (A)		950	1,032
China Evergrande Group
8.250%, 03/23/2022		200	179
CIT Group
6.125%, 03/09/2028		195	222
5.250%, 03/07/2025		185	196
Citigroup
6.300%, VAR ICE LIBOR USD 3 Month+3.423%(D)		1,250	1,309
5.900%, VAR ICE LIBOR USD 3 Month+4.230%(D)		675	691
4.412%, VAR United States Secured
Overnight Financing Rate+3.914%, 03/31/2031		800	959
4.375%, VAR ICE LIBOR USD 3 Month+4.095%(D)		700	685
4.125%, 07/25/2028		1,450	1,670
3.400%, 05/01/2026		1,675	1,862
Cooperatieve Rabobank UA
4.625%, VAR EUR Swap Annual 5 Yr+4.098%(D)	EUR	1,400	1,685

SEI Institutional Managed Trust / Annual Report / September 30, 2020	249

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Credit Agricole
6.500%, VAR EUR Swap Annual 5 Yr+5.120%(D)	EUR	490	$587
Credit Bank of Moscow Via CBOM Finance
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+5.416%, 10/05/2027		$470	448
Credit Suisse Group
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+4.600%(A)(D)		410	432
7.250%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.332%(A)(D)		200	217
6.250%, VAR USD Swap Semi 30/360 5 Yr Curr+3.455%(A)(D)		200	214
5.250%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.889%(A)(D)		1,425	1,428
3.869%, VAR ICE LIBOR USD 3 Month+1.410%, 01/12/2029 (A)		600	670
Credit Suisse Group Funding Guernsey
4.550%, 04/17/2026		802	935
Deutsche Bank
6.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.524%(D)		400	345
4.500%, 04/01/2025		950	955
Deutsche Bank NY
4.875%, VAR USD ICE Swap 11:00 NY 5 Yr+2.553%, 12/01/2032		1,200	1,143
First Horizon National
4.000%, 05/26/2025		625	680
3.550%, 05/26/2023		650	684
Global Aircraft Leasing
6.500%, 09/15/2024 (A)		2,970	1,656
HSBC Holdings
5.250%, VAR EUR Swap Annual 5 Yr+4.383%(D)	EUR	700	830
4.950%, 03/31/2030		$226	272
3.803%, VAR ICE LIBOR USD 3 Month+1.211%, 03/11/2025		700	756
1.645%, VAR United States Secured Overnight Financing Rate+1.538%, 04/18/2026		1,000	996
Huarong Finance 2017
4.500%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+7.773%(D)		200	202
Huarong Finance 2017 MTN
4.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+6.983%(D)		310	313
Huarong Finance 2019 MTN
3.750%, 05/29/2024		250	261

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Huarong Finance II MTN
5.000%, 11/19/2025		$210	$233
4.625%, 06/03/2026		610	665
HUB International
7.000%, 05/01/2026 (A)		435	451
ICICI Bank
5.750%, 11/16/2020		420	422
Intercontinental Exchange
2.100%, 06/15/2030		800	827
Intesa Sanpaolo MTN
5.710%, 01/15/2026 (A)		1,880	2,050
5.017%, 06/26/2024 (A)		300	315
Itau Unibanco Holding
4.625%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.222%(A)(D)		1,120	979
JPMorgan Chase
4.125%, 12/15/2026		3,400	3,951
2.956%, VAR United States Secured Overnight Financing Rate+2.515%, 05/13/2031		250	268
Kaisa Group Holdings
8.500%, 06/30/2022		200	196
Lloyds Banking Group
4.947%, VAR EUAMDB05+5.290%(D)	EUR	290	336
Massachusetts Mutual Life Insurance
3.375%, 04/15/2050 (A)		$100	102
MGIC Investment
5.250%, 08/15/2028		480	495
Morgan Stanley
3.625%, 01/20/2027		900	1,020
Morgan Stanley MTN
3.950%, 04/23/2027		1,100	1,247
2.720%, VAR United States Secured Overnight Financing Rate+1.152%, 07/22/2025		475	505
Nasdaq
3.250%, 04/28/2050		75	78
Nationstar Mortgage Holdings
5.500%, 08/15/2028 (A)		1,754	1,752
Nationwide Building Society
3.960%, VAR ICE LIBOR USD 3 Month+1.855%, 07/18/2030 (A)		450	508
Natwest Group
8.000%, VAR USD Swap Semi 30/360 5 Yr Curr+5.720%(D)		750	833
3.754%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.100%, 11/01/2029		225	233
3.498%, VAR ICE LIBOR USD 3 Month+1.480%, 05/15/2023		700	725
2.540%, VAR ICE LIBOR USD 3 Month+2.320%(D)		1,000	949

250	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Navient
5.000%, 03/15/2027		$1,100	$1,033
New York Life Insurance
3.750%, 05/15/2050 (A)		250	282
NFP
6.875%, 08/15/2028 (A)		1,575	1,595
NMI Holdings
7.375%, 06/01/2025 (A)		570	609
OneMain Finance
6.625%, 01/15/2028		900	999
Oversea-Chinese Banking MTN
4.250%, 06/19/2024		800	874
Owl Rock Capital
4.000%, 03/30/2025		600	605
Park Aerospace Holdings
4.500%, 03/15/2023 (A)		170	168
Quicken Loans
3.875%, 03/01/2031 (A)		795	785
Raymond James Financial
4.650%, 04/01/2030		400	487
Refinitiv US Holdings
8.250%, 11/15/2026 (A)		750	821
Sabre GLBL
9.250%, 04/15/2025 (A)		1,043	1,148
UBS Group
7.000%, VAR USD Swap Semi 30/360 5 Yr Curr+4.344%(A)(D)		710	758
7.000%, VAR USSW5YF+4.866%(D)		1,050	1,167
5.750%, VAR EUR Swap Annual 5 Yr+5.287%(D)	EUR	750	915
UniCredit
8.000%, VAR USD Swap Semi 30/360 5 Yr Curr+5.180%(D)		$1,050	1,116
UniCredit MTN
7.296%, VAR USD ICE Swap 11:00 NY 5 Yr+4.914%, 04/02/2034 (A)		660	759
5.459%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.750%, 06/30/2035 (A)		640	652
Wells Fargo
5.875%, VAR ICE LIBOR USD 3 Month+3.990%(D)		525	565
Wells Fargo MTN
4.100%, 06/03/2026		1,575	1,776
Yapi ve Kredi Bankasi MTN
13.875%, VAR USD Swap Semi 30/360 5 Yr Curr+11.245%(D)		480	509
8.250%, 10/15/2024 (A)		500	506
6.100%, 03/16/2023		200	194

			89,168

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Health Care — 3.1%
AbbVie
4.250%, 11/21/2049 (A)	$1,109	$1,317
3.600%, 05/14/2025	500	554
3.200%, 11/21/2029 (A)	1,975	2,176
Acadia Healthcare
5.625%, 02/15/2023	1,200	1,208
5.000%, 04/15/2029 (A)	95	96
AdaptHealth
6.125%, 08/01/2028 (A)	1,000	1,035
Air Methods
8.000%, 05/15/2025 (A)	640	502
Bausch Health
5.875%, 05/15/2023 (A)	8	8
5.000%, 01/30/2028 (A)	325	316
Bausch Health Americas
9.250%, 04/01/2026 (A)	400	440
8.500%, 01/31/2027 (A)	1,030	1,132
Bayer US Finance II
4.375%, 12/15/2028 (A)	300	352
4.250%, 12/15/2025 (A)	500	572
Becton Dickinson
4.669%, 06/06/2047	550	679
3.700%, 06/06/2027	690	782
3.363%, 06/06/2024	525	568
2.823%, 05/20/2030	625	674
Cigna
3.400%, 03/15/2050	625	654
CVS Health
5.050%, 03/25/2048	525	670
4.100%, 03/25/2025	325	367
3.750%, 04/01/2030	590	673
DaVita
3.750%, 02/15/2031 (A)	1,760	1,696
DENTSPLY SIRONA
3.250%, 06/01/2030	325	353
DH Europe Finance II Sarl
2.600%, 11/15/2029	175	190
Global Medical Response
6.500%, 10/01/2025 (A)	720	715
HCA
5.625%, 09/01/2028	200	229
Jaguar Holding II
5.000%, 06/15/2028 (A)	1,100	1,148
4.625%, 06/15/2025 (A)	950	979
LifePoint Health
4.375%, 02/15/2027 (A)	440	441
MPH Acquisition Holdings
7.125%, 06/01/2024 (A)	890	914
Polaris Intermediate
8.500%, 12/01/2022 (A)	300	305

SEI Institutional Managed Trust / Annual Report / September 30, 2020	251

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Prime Security Services Borrower
6.250%, 01/15/2028 (A)	$330	$334
3.375%, 08/31/2027 (A)	835	801
Radiology Partners
9.250%, 02/01/2028 (A)	400	416
Select Medical
6.250%, 08/15/2026 (A)	450	468
Stryker
1.950%, 06/15/2030	825	842
Tenet Healthcare
8.125%, 04/01/2022	1,200	1,334
7.500%, 04/01/2025 (A)	540	581
6.250%, 02/01/2027 (A)	200	207
Teva Pharmaceutical Finance Netherlands III BV
7.125%, 01/31/2025	320	336
US Renal Care
10.625%, 07/15/2027 (A)	40	42
Zimmer Biomet Holdings
3.550%, 03/20/2030	800	896
Zoetis
2.000%, 05/15/2030	1,100	1,133

		29,135

Industrials — 6.7%
AECOM
5.125%, 03/15/2027	950	1,026
AerCap Ireland Capital DAC
6.500%, 07/15/2025	285	308
4.875%, 01/16/2024	400	414
4.625%, 07/01/2022	2,300	2,361
4.500%, 09/15/2023	340	350
3.950%, 02/01/2022	150	152
3.500%, 05/26/2022	150	152
3.300%, 01/23/2023	160	161
Aeropuertos Dominicanos Siglo XXI
6.750%, 03/30/2029 (A)	350	325
Air Canada
7.750%, 04/15/2021 (A)	220	221
Air Lease
3.250%, 03/01/2025	850	865
Air Lease MTN
3.750%, 06/01/2026	600	610
Allison Transmission
5.000%, 10/01/2024 (A)	100	101
American News
8.500%, 09/01/2026 (A)	1,965	2,156
Aviation Capital Group
5.500%, 12/15/2024 (A)	390	402
2.875%, 01/20/2022 (A)	340	337
Avis Budget Car Rental
6.375%, 04/01/2024 (A)	10	10

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Boeing
5.930%, 05/01/2060	$1,000	$1,238
5.805%, 05/01/2050	350	423
5.150%, 05/01/2030	150	169
3.450%, 11/01/2028	375	376
3.250%, 03/01/2028	425	422
3.250%, 02/01/2035	110	103
Bombardier
7.500%, 03/15/2025 (A)	350	262
6.125%, 01/15/2023 (A)	1,490	1,274
Builders FirstSource
5.000%, 03/01/2030 (A)	319	330
Canadian Pacific Railway
2.050%, 03/05/2030	200	208
Carrier Global
2.493%, 02/15/2027 (A)	1,100	1,150
2.242%, 02/15/2025 (A)	2,375	2,478
Core & Main Holdings
8.625%, 09/15/2024 (A)	650	655
Cornerstone Building Brands
6.125%, 01/15/2029 (A)	827	838
CoStar Group
2.800%, 07/15/2030 (A)	625	648
Covanta Holding
5.000%, 09/01/2030	310	313
DAE Funding
5.750%, 11/15/2023 (A)	1,530	1,545
Delta Air Lines
7.375%, 01/15/2026	390	409
7.000%, 05/01/2025 (A)	460	505
4.750%, 10/20/2028 (A)	270	280
3.400%, 04/19/2021	60	60
2.900%, 10/28/2024	780	696
DP World MTN
6.850%, 07/02/2037 (A)	100	125
5.625%, 09/25/2048 (A)	750	855
Dun & Bradstreet
6.875%, 08/15/2026 (A)	688	739
GE Capital Funding
4.400%, 05/15/2030 (A)	425	456
GE Capital International Funding Unlimited Co
3.373%, 11/15/2025	400	428
General Electric MTN
6.875%, 01/10/2039	1,270	1,631
3.100%, 01/09/2023	275	289
GFL Environmental
8.500%, 05/01/2027 (A)	849	921
5.125%, 12/15/2026 (A)	175	181
3.750%, 08/01/2025 (A)	1,070	1,076
Husky III Holding
13.000%, 02/15/2025 (A)	600	621

252	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
IAA
5.500%, 06/15/2027 (A)	$250	$260
IHS Markit
4.750%, 08/01/2028	700	833
3.625%, 05/01/2024	425	459
IHS Netherlands Holdco BV
7.125%, 03/18/2025	1,000	1,017
KOC Holding
6.500%, 03/11/2025	2,170	2,197
5.250%, 03/15/2023	1,330	1,322
Mexico City Airport Trust
5.500%, 10/31/2046	400	324
5.500%, 07/31/2047	892	728
4.250%, 10/31/2026 (A)	210	186
3.875%, 04/30/2028 (A)	1,190	1,016
MHP Lux
6.950%, 04/03/2026	1,870	1,875
MV24 Capital BV
6.748%, 06/01/2034	2,974	3,002
Northrop Grumman
3.250%, 01/15/2028	1,950	2,191
Otis Worldwide
2.565%, 02/15/2030	1,425	1,531
2.293%, 04/05/2027	225	239
Park-Ohio Industries
6.625%, 04/15/2027	1,230	1,132
Prime Security Services Borrower
5.750%, 04/15/2026 (A)	130	139
RR Donnelley & Sons
8.250%, 07/01/2027	584	590
Spirit Loyalty Cayman
8.000%, 09/20/2025 (A)	790	837
Stanley Black & Decker
4.250%, 11/15/2028	650	790
Swire Pacific Financing MTN
4.500%, 10/09/2023	200	218
Titan Acquisition
7.750%, 04/15/2026 (A)	1,465	1,458
TransDigm
8.000%, 12/15/2025 (A)	630	685
6.500%, 05/15/2025	390	389
6.250%, 03/15/2026 (A)	1,080	1,128
5.500%, 11/15/2027	960	922
Uber Technologies
7.500%, 09/15/2027 (A)	1,200	1,284
6.250%, 01/15/2028 (A)	835	858
United Airlines Holdings
6.000%, 12/01/2020	50	50
United Airlines Pass-Through Trust, Ser 2015- 1, Cl A
3.700%, 12/01/2022	240	225

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
United Rentals North America
5.250%, 01/15/2030	$330	$360
3.875%, 11/15/2027	260	268
Univar Solutions USA
5.125%, 12/01/2027 (A)	300	308
WESCO Distribution
7.250%, 06/15/2028 (A)	678	743
XPO CNW
6.700%, 05/01/2034	1,084	1,155

		62,374

Information Technology — 3.4%
Amkor Technology
6.625%, 09/15/2027 (A)	400	429
ams
7.000%, 07/31/2025 (A)	777	822
Avaya
6.125%, 09/15/2028 (A)	1,655	1,688
Banff Merger Sub
9.750%, 09/01/2026 (A)	200	211
Black Knight InfoServ
3.625%, 09/01/2028 (A)	1,255	1,268
Booz Allen Hamilton
3.875%, 09/01/2028 (A)	1,158	1,189
Broadcom
4.700%, 04/15/2025	1,100	1,250
4.250%, 04/15/2026	3,525	3,971
3.625%, 10/15/2024	800	872
3.500%, 01/15/2028	53	57
3.125%, 01/15/2025	50	53
Cablevision Lightpath
5.625%, 09/15/2028 (A)	200	203
Castle US Holding
9.500%, 02/15/2028 (A)	839	800
CommScope
8.250%, 03/01/2027 (A)	300	312
7.125%, 07/01/2028 (A)	885	909
CommScope Technologies
5.000%, 03/15/2027 (A)	170	163
Dell International
6.020%, 06/15/2026 (A)	1,600	1,879
5.450%, 06/15/2023 (A)	525	576
EIG Investors
10.875%, 02/01/2024	100	104
EMC
3.375%, 06/01/2023	1,650	1,691
Gartner
3.750%, 10/01/2030 (A)	650	658
Global Payments
3.200%, 08/15/2029	225	245
2.650%, 02/15/2025	400	425

SEI Institutional Managed Trust / Annual Report / September 30, 2020	253

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Go Daddy Operating
5.250%, 12/01/2027 (A)	$260	$271
Hewlett Packard Enterprise
4.900%, 10/15/2025	1,865	2,134
4.650%, 10/01/2024	500	565
4.450%, 10/02/2023	875	962
Intuit
1.650%, 07/15/2030	125	127
KBR
4.750%, 09/30/2028 (A)	537	540
Lam Research
1.900%, 06/15/2030	300	311
Microchip Technology
2.670%, 09/01/2023 (A)	1,125	1,164
NXP BV
3.400%, 05/01/2030 (A)	225	246
ON Semiconductor
3.875%, 09/01/2028 (A)	200	203
Open Text Holdings
4.125%, 02/15/2030 (A)	3	3
Oracle
3.600%, 04/01/2050	609	687
Prosus
4.850%, 07/06/2027 (A)	740	842
3.680%, 01/21/2030 (A)	250	270
Prosus MTN
4.027%, 08/03/2050 (A)	560	572
Solera
10.500%, 03/01/2024 (A)	1,480	1,547
Sunny Express Enterprises
3.350%, VAR US Treas Yield Curve Rate T Note Const Mat 3 Yr+4.762%(D)	200	203
Switch
3.750%, 09/15/2028 (A)	450	455
Visa
2.700%, 04/15/2040	200	216
Xerox Holdings
5.000%, 08/15/2025 (A)	490	484

		31,577

Materials — 2.3%
Anglo American Capital
5.625%, 04/01/2030 (A)	500	614
ArcelorMittal
3.600%, 07/16/2024	20	21
ARD Finance
6.500%, 06/30/2027 (A)	210	209
Axalta Coating Systems
4.750%, 06/15/2027 (A)	564	577
Berry Global
5.625%, 07/15/2027 (A)	550	577

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Braskem Netherlands Finance BV
4.500%, 01/10/2028 (A)	$970	$934
Cemex
7.375%, 06/05/2027 (A)	1,010	1,091
Cleveland-Cliffs
5.750%, 03/01/2025	550	510
Element Solutions
3.875%, 09/01/2028 (A)	303	297
First Quantum Minerals
7.250%, 04/01/2023 (A)	1,000	999
6.875%, 10/15/2027 (A)	1,760	1,696
Freeport-McMoRan
5.450%, 03/15/2043	1,000	1,109
Glencore Funding
4.125%, 03/12/2024 (A)	400	433
Hudbay Minerals
7.625%, 01/15/2025 (A)	450	458
Huntsman International
4.500%, 05/01/2029	375	422
Kraton Polymers
7.000%, 04/15/2025 (A)	1,000	1,020
LABL Escrow Issuer
6.750%, 07/15/2026 (A)	950	1,002
Metinvest BV
7.750%, 04/23/2023 (A)	375	382
Newcrest Finance Pty
3.250%, 05/13/2030 (A)	150	164
Northwest Acquisitions ULC
7.125%, 11/01/2022 (A)(C)	960	15
Nouryon Holding BV
8.000%, 10/01/2026 (A)	650	688
Novelis
4.750%, 01/30/2030 (A)	800	786
OCI
5.250%, 11/01/2024 (A)	325	335
Owens-Brockway Glass Container
6.625%, 05/13/2027 (A)	267	289
Reynolds Group
7.000%, 07/15/2024 (A)	85	87
Samarco Mineracao
5.750%, 10/24/2023 (C)(F)	200	108
4.125%, 11/01/2022 (C)	200	106
SASOL Financing USA
5.875%, 03/27/2024	1,080	1,039
Sealed Air
6.875%, 07/15/2033 (A)	411	527
Steel Dynamics
2.400%, 06/15/2025	140	146
Summit Materials
5.250%, 01/15/2029 (A)	823	857
Suzano Austria GmbH
6.000%, 01/15/2029	530	604

254	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.750%, 07/14/2026		$400	$457
Syngenta Finance MTN
1.250%, 09/10/2027	EUR	200	225
Teck Resources
3.900%, 07/15/2030 (A)		$250	262
Vale Overseas
6.250%, 08/10/2026		880	1,041
WR Grace & -Conn
4.875%, 06/15/2027 (A)		1,879	1,940

			22,027

Real Estate — 1.4%
Agree
2.900%, 10/01/2030		175	181
Alexandria Real Estate Equities
3.375%, 08/15/2031		375	423
American Tower
3.950%, 03/15/2029		300	345
CoreCivic
4.625%, 05/01/2023		280	266
Crown Castle International Corp
4.150%, 07/01/2050		100	114
CyrusOne
1.450%, 01/22/2027	EUR	380	442
Diversified Healthcare Trust
9.750%, 06/15/2025		$470	523
Duke Realty
1.750%, 07/01/2030		300	299
Essex Portfolio
3.000%, 01/15/2030		400	430
Five Point Operating
7.875%, 11/15/2025 (A)		940	940
Howard Hughes
5.375%, 08/01/2028 (A)		683	683
MPT Operating Partnership
5.000%, 10/15/2027		673	702
3.692%, 06/05/2028	GBP	544	707
Realogy Group
9.375%, 04/01/2027 (A)		$1,410	1,460
7.625%, 06/15/2025 (A)		646	677
Service Properties Trust
7.500%, 09/15/2025		287	305
4.950%, 10/01/2029		609	522
4.750%, 10/01/2026		1,011	899
Spirit Realty
3.200%, 01/15/2027		600	608
VEREIT Operating Partnership
4.875%, 06/01/2026		1,000	1,115
VICI Properties
4.125%, 08/15/2030 (A)		460	452

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
WP Carey
4.250%, 10/01/2026	$700	$790

		12,883

Utilities — 1.3%
Alliant Energy Finance
4.250%, 06/15/2028 (A)	125	145
3.750%, 06/15/2023 (A)	325	349
American Electric Power
2.300%, 03/01/2030	300	308
AmeriGas Partners
5.875%, 08/20/2026	75	82
East Ohio Gas
3.000%, 06/15/2050 (A)	175	178
Eskom Holdings SOC MTN
6.750%, 08/06/2023	230	212
6.350%, 08/10/2028	500	502
FirstEnergy
2.650%, 03/01/2030	800	811
2.250%, 09/01/2030	325	318
Greenko Investment
4.875%, 08/16/2023 (A)	410	408
NiSource
3.600%, 05/01/2030	75	86
NRG Energy
7.250%, 05/15/2026	1,070	1,139
5.750%, 01/15/2028	40	43
Pattern Energy Operations
4.500%, 08/15/2028 (A)	1,050	1,089
Pike
5.500%, 09/01/2028 (A)	1,965	1,977
Sempra Energy
3.400%, 02/01/2028	1,075	1,182
Southern California Edison
4.200%, 03/01/2029	450	515
Suburban Propane Partners
5.500%, 06/01/2024	250	253
Talen Energy Supply
10.500%, 01/15/2026 (A)	540	410
TransAlta
6.500%, 03/15/2040	650	669
Vistra Operations
3.550%, 07/15/2024 (A)	1,200	1,278

		11,954

Total Corporate Obligations (Cost $440,625) ($ Thousands)		445,734

SOVEREIGN DEBT — 11.9%

Abu Dhabi Government International Bond
4.125%, 10/11/2047 (A)	380	478

SEI Institutional Managed Trust / Annual Report / September 30, 2020	255

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
3.875%, 04/16/2050 (A)		$1,630	$1,988
2.125%, 09/30/2024 (A)		400	418
Angolan Government International Bond
9.375%, 05/08/2048		200	156
9.125%, 11/26/2049 (A)		1,170	909
8.000%, 11/26/2029 (A)		420	332
Argentina Treasury Bond BONCER
2.500%, 07/22/2021 (F)	ARS	–	–
Argentine Republic Government International Bond
1.000%, 07/09/2029		$262	119
0.500%, 07/09/2029	EUR	6	3
0.125%, 0.500%, 07/09/2021, 07/09/2030 (G)		$3,924	1,655
0.125%, 1.125%, 07/09/2021, 07/09/2035 (G)		2,305	867
0.125%, 2.500%, 07/09/2021, 07/09/2041 (G)		1,310	520
Armenia Government International Bond
3.950%, 09/26/2029 (A)		290	281
Azerbaijan Government International Bond
3.500%, 09/01/2032		1,360	1,306
Bahrain Government International Bond
7.375%, 05/14/2030 (A)		1,610	1,762
Banque Centrale de Tunisie International Bond
6.750%, 10/31/2023 (A)	EUR	440	486
Belize Government International Bond
4.938%, 02/20/2034		$165	72
Bonos de la Nacion Argentina con Ajuste por CER
4.000%, 03/06/2020 (F)	ARS	–	–
Brazil Minas SPE via State of Minas Gerais
5.333%, 02/15/2028		$160	164
Brazil Notas do Tesouro Nacional
10.000%, 01/01/2029	BRL	1,400	287
Brazil Notas do Tesouro Nacional, Ser F
10.000%, 01/01/2027		12,791	2,580
BRF
4.875%, 01/24/2030		$1,140	1,170
CBB International Sukuk Programme SPC
6.250%, 11/14/2024 (A)		300	322
Colombia Government International Bond
4.125%, 05/15/2051		630	657
3.125%, 04/15/2031		730	749
3.000%, 01/30/2030		200	204
Dominican Republic International Bond
7.450%, 04/30/2044		600	675
6.850%, 01/27/2045		660	695
6.500%, 02/15/2048 (A)		1,270	1,285
6.400%, 06/05/2049 (A)		660	662
6.000%, 07/19/2028 (A)		1,300	1,398

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
4.500%, 01/30/2030		$550	$540
DP World MTN
5.625%, 09/25/2048		200	228
Eastern & Southern African Trade & Development Bank MTN
5.375%, 03/14/2022		210	212
Ecuador Government International Bond
0.500%, 5.000%, 07/31/2021, 07/31/2030 (A)(G)		982	663
0.500%, 1.000%, 07/31/2021, 07/31/2035 (A)(G)		2,511	1,387
0.500%, 0.500%, 07/31/2021, 07/31/2040 (A)(G)		1,128	562
0.000%, 07/31/2030 (A)(L)		329	153
Egypt Government International Bond
8.875%, 05/29/2050 (A)		710	703
8.700%, 03/01/2049 (A)		520	506
8.500%, 01/31/2047		650	628
7.903%, 02/21/2048 (A)		360	332
7.625%, 05/29/2032 (A)		480	469
7.600%, 03/01/2029 (A)		510	522
6.375%, 04/11/2031 (A)	EUR	330	359
5.625%, 04/16/2030		1,560	1,653
4.750%, 04/11/2025		100	114
4.750%, 04/16/2026		680	758
Finance Department Government of Sharjah MTN
4.000%, 07/28/2050 (A)		$1,810	1,851
Ghana Government International Bond
10.750%, 10/14/2030		210	254
8.627%, 06/16/2049		850	714
8.125%, 01/18/2026		500	499
8.125%, 03/26/2032 (A)		950	831
7.625%, 05/16/2029		600	541
Guatemala Government Bond
6.125%, 06/01/2050 (A)		530	632
5.750%, 06/06/2022		500	526
4.900%, 06/01/2030 (A)		280	310
4.875%, 02/13/2028		790	870
4.500%, 05/03/2026 (A)		770	825
4.375%, 06/05/2027 (A)		790	845
Hazine Mustesarligi Varlik Kiralama
5.004%, 04/06/2023 (A)		860	838
Honduras Government International Bond
7.500%, 03/15/2024		660	718
Indonesia Government International Bond
5.250%, 01/17/2042		1,000	1,264
3.850%, 10/15/2030		200	227
3.500%, 01/11/2028		880	962
2.850%, 02/14/2030		900	945
0.900%, 02/14/2027	EUR	180	206

256	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Indonesia Treasury Bond
7.000%, 05/15/2027	IDR	6,424,000	$6,674
Iraq Government International Bond
5.800%, 01/15/2028		$263	234
Israel Government International Bond
3.875%, 07/03/2050		290	348
2.750%, 07/03/2030		460	508
Ivory Coast Government International Bond
6.625%, 03/22/2048	EUR	420	415
6.125%, 06/15/2033		$650	607
5.750%, 12/31/2032		257	238
5.250%, 03/22/2030	EUR	390	413
Jamaica Government International Bond
7.875%, 07/28/2045		$740	936
Kazakhstan Government International Bond MTN
5.125%, 07/21/2025		720	833
Kenya Government International Bond
8.250%, 02/28/2048 (A)		260	249
8.000%, 05/22/2032 (A)		910	897
7.000%, 05/22/2027 (A)		250	245
Kuwait International Government Bond
3.500%, 03/20/2027 (A)		1,160	1,305
Lebanon Government International Bond
8.250%, 05/17/2034 (C)		40	6
8.200%, 05/17/2033 (C)		50	8
7.150%, 11/20/2031 (C)		50	8
7.050%, 11/02/2035 (C)		110	17
7.000%, 03/20/2028 (C)		40	6
6.850%, 03/23/2027 (C)		100	16
6.850%, 05/25/2029 (C)		721	112
6.750%, 11/29/2027 (C)		410	64
6.650%, 04/22/2024 (C)		170	27
6.650%, 11/03/2028 (C)		130	20
6.650%, 02/26/2030 (C)		872	134
6.600%, 11/27/2026 (C)		40	6
6.200%, 02/26/2025 (C)		860	135
Mexican Bonos
8.500%, 05/31/2029	MXN	9,520	510
6.500%, 06/09/2022		5,740	269
Mexico Government International Bond
4.750%, 03/08/2044		$440	480
4.500%, 01/31/2050		450	476
3.600%, 01/30/2025		1,000	1,077
Mongolia Government International Bond
5.625%, 05/01/2023		200	205
Morocco Government International Bond
1.500%, 11/27/2031 (A)	EUR	290	320
Mozambique International Bond
5.000%, 09/15/2031		$220	178
Nigeria Government International Bond
8.747%, 01/21/2031		1,720	1,755

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
7.696%, 02/23/2038 (A)		$690	$622
Pakistan Government International Bond
8.250%, 09/30/2025		370	393
6.875%, 12/05/2027		200	199
Panama Government International Bond
4.500%, 04/01/2056		300	376
Papua New Guinea Government International Bond
8.375%, 10/04/2028 (A)		290	290
Paraguay Government International Bond
6.100%, 08/11/2044		700	905
5.600%, 03/13/2048		560	688
5.400%, 03/30/2050 (A)		320	388
5.000%, 04/15/2026 (A)		440	501
4.700%, 03/27/2027 (A)		570	646
Perusahaan Penerbit SBSN Indonesia III
4.550%, 03/29/2026 (A)		530	609
4.450%, 02/20/2029 (A)		330	381
Peruvian Government International Bond
2.783%, 01/23/2031		480	519
Provincia de Buenos Aires
10.875%, 01/26/2021 (C)		63	26
9.950%, 06/09/2021 (A)(C)		3,100	1,224
9.125%, 03/16/2024 (A)(C)		550	217
7.875%, 06/15/2027 (A)(C)		400	156
6.500%, 02/15/2023 (A)(C)		2,240	874
Provincia de Cordoba
7.450%, 09/01/2024 (A)		520	307
Qatar Government International Bond
5.103%, 04/23/2048 (A)		1,690	2,348
4.817%, 03/14/2049 (A)		1,130	1,521
4.625%, 06/02/2046		280	367
4.400%, 04/16/2050 (A)		450	579
3.750%, 04/16/2030 (A)		200	232
Republic of Belarus International Bond
6.875%, 02/28/2023		260	252
6.200%, 02/28/2030		200	186
Romanian Government International Bond
5.125%, 06/15/2048 (A)		200	244
3.375%, 01/28/2050	EUR	230	275
2.875%, 05/26/2028		650	830
2.875%, 03/11/2029		1,490	1,901
2.124%, 07/16/2031 (A)		250	292
2.000%, 12/08/2026 (A)		590	718
2.000%, 01/28/2032 (A)		110	127
Russian Federal Bond - OFZ
7.050%, 01/19/2028	RUB	434,240	5,955
Russian Foreign Bond - Eurobond
5.250%, 06/23/2047		$200	265
5.100%, 03/28/2035 (A)		200	245
4.375%, 03/21/2029 (A)		800	918

SEI Institutional Managed Trust / Annual Report / September 30, 2020	257

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Saudi Government International Bond MTN
4.500%, 04/22/2060 (A)		$1,070	$1,327
3.750%, 01/21/2055 (A)		220	238
3.250%, 10/22/2030 (A)		430	467
Senegal Government International Bond
4.750%, 03/13/2028 (A)	EUR	740	837
Serbia International Bond
1.500%, 06/26/2029 (A)		500	566
South Africa Government International Bond
5.650%, 09/27/2047		$950	804
4.850%, 09/27/2027		890	877
4.665%, 01/17/2024		1,170	1,198
4.300%, 10/12/2028		200	186
Sri Lanka Government International Bond
7.550%, 03/28/2030 (A)		910	614
6.850%, 03/14/2024 (A)		720	526
6.850%, 11/03/2025		570	399
6.825%, 07/18/2026 (A)		250	174
6.750%, 04/18/2028 (A)		660	445
6.200%, 05/11/2027 (A)		380	256
Third Pakistan International Sukuk
5.625%, 12/05/2022		630	628
Turkey Government International Bond
7.625%, 04/26/2029		560	576
7.375%, 02/05/2025		30	31
6.875%, 03/17/2036		60	56
6.000%, 01/14/2041		1,980	1,640
5.200%, 02/16/2026	EUR	260	300
4.250%, 03/13/2025		$410	377
4.250%, 04/14/2026		530	477
Ukraine Government International Bond
9.750%, 11/01/2028 (A)		640	691
8.994%, 02/01/2024		670	698
7.750%, 09/01/2022		450	461
7.750%, 09/01/2023		910	924
7.750%, 09/01/2024		230	231
7.750%, 09/01/2027		250	247
7.375%, 09/25/2032 (A)		200	188
7.253%, 03/15/2033 (A)		420	386
0.000%, 05/31/2040 (E)(H)(L)		1,212	1,101
Uzbekistan Government International Bond MTN
4.750%, 02/20/2024 (A)		340	357
Zambia Government International Bond
5.375%, 09/20/2022		760	377

Total Sovereign Debt (Cost $114,460) ($ Thousands)			110,814

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS — 11.2%
Academy, LTD., Initial Term Loan, 1st Lien
5.000%, VAR LIBOR+4.000%, 07/01/2022	$1,553	$1,515
ACProducts, Inc., Initial Term Loan, 1st Lien
7.500%, VAR LIBOR+6.500%, 08/18/2025	504	504
Acrisure, LLC, 2020 Term Loan, 1st Lien
3.647%, VAR LIBOR+3.500%, 02/15/2027	368	355
Advantage Sales & Marketing Inc., Initial Term Loan, 1st Lien
3.397%, VAR LIBOR+3.250%, 07/23/2021	826	811
Allen Media, Term Loan, 1st Lien
5.720%, VAR LIBOR+5.500%, 02/10/2027	986	954
Allied Universal Holdco LLC (f/k/a USAGM Holdco, LLC), Initial Term Loan, 1st Lien
4.397%, VAR LIBOR+4.250%, 07/10/2026	1,287	1,272
Alterra Mountain Company, Additional Term Loan, 1st Lien
5.500%, VAR LIBOR+4.500%, 08/01/2026	557	550
Alterra Mountain Company, Initial Bluebird Term Loan, 1st Lien
2.897%, VAR LIBOR+2.750%, 07/31/2024	556	536
AMC Entertainment Holdings, Inc. (fka AMC Entertainment Inc.), Term B-1 Loan, 1st Lien
3.220%, VAR LIBOR+3.000%, 04/22/2026	1,357	866
Amentum Government Services Holdings LLC, Initial Term Loan, 1st Lien
3.647%, VAR LIBOR+3.500%, 01/29/2027	549	540
American Axle & Manufacturing, Inc., Tranche B Term Loan, 1st Lien
3.000%, VAR LIBOR+2.250%, 04/06/2024	400	381
American Renal Holdings Inc., Term B Loan, 1st Lien
5.147%, VAR LIBOR+5.000%, 06/21/2024	912	878
AmeriLife Holdings LLC, Delayed Draw A Term Loan, 1st Lien
4.000%, VAR LIBOR+4.000%, 03/18/2027	10	10
AmeriLife Holdings LLC, Initial Term Loan, 1st Lien
4.155%, VAR LIBOR+4.000%, 03/18/2027	141	139

258	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
APi Group DE, Inc., Initial Term Loan, 1st Lien
2.647%, VAR LIBOR+2.500%, 10/01/2026	$834	$815
Applovin Corporation, Amendment No. 3 New Term Loan, 1st Lien
4.000%, VAR LIBOR+4.000%, 08/15/2025	169	166
Applovin Corporation, Initial Term Loan, 1st Lien
3.647%, VAR LIBOR+3.500%, 08/15/2025	502	495
Aristocrat Leisure Limited, Initial Term Loan, 1st Lien
4.750%, VAR LIBOR+3.750%, 10/19/2024	489	486
Asplundh Tree Expert, LLC, Initial Term Loan, 1st Lien
2.655%, VAR LIBOR+2.500%, 08/19/2027 (I)	270	270
Asurion, LLC (fka Asurion Corporation), Amendment No. 14 Replacement B-4 Term Loan, 1st Lien
3.147%, VAR LIBOR+3.000%, 08/04/2022	810	799
Asurion, LLC (fka Asurion Corporation), New B-7 Term Loan, 1st Lien
3.147%, VAR LIBOR+3.000%, 11/03/2024	729	716
Asurion, LLC (fka Asurion Corporation), Second Lien Replacement B-2 Term Loan, 2nd Lien
6.647%, VAR LIBOR+6.500%, 08/04/2025	357	357
athenahealth, Inc., Term B Loan, 1st Lien
4.750%, VAR LIBOR+4.500%, 02/11/2026	926	910
Bass Pro Group, Term Loan B
5.750%, VAR LIBOR+5.000%, 09/25/2024	256	253
Bausch Health Companies Inc., Initial Term Loan, 1st Lien
3.151%, VAR LIBOR+3.000%, 06/02/2025	157	154
Berry Global, Inc. (fka Berry Plastics Corporation), Term W Loan, 1st Lien
2.156%, VAR LIBOR+2.000%, 10/01/2022	806	799
Blackstone CQP Holdco LP, Initial Term Loan, 1st Lien
3.725%, VAR LIBOR+3.500%, 09/30/2024	988	965
Boeing Company, Term Loan, 1st Loan
1.520%, 02/07/2022 (I)	1,552	1,498

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
1.500%, 02/07/2022	$398	$384
Boyd Gaming Corporation, Refinancing Term B Loan, 1st Lien
2.356%, VAR LIBOR+2.250%, 09/15/2023 (I)	774	752
Brookfield WEC Holdings Inc., Initial Term Loan (2020), 1st Lien
3.750%, VAR LIBOR+3.000%, 08/01/2025	1,128	1,098
BWay Holding Company , Initial Term Loan, 1st Lien
3.523%, VAR LIBOR+3.250%, 04/03/2024	933	874
Caesars Resort Collection, LLC, Term B Loan, 1st Lien
2.897%, VAR LIBOR+2.750%, 12/23/2024	955	893
Caesars Resort Collection, LLC, Term B-1 Loan, 1st Lien
4.772%, VAR LIBOR+4.500%, 07/21/2025	263	254
4.647%, VAR LIBOR+4.500%, 07/21/2025	527	509
Castle US Holding Corporation, Initial Dollar Term Loan, 1st Lien
3.970%, VAR LIBOR+3.750%, 01/29/2027	368	353
Change Healthcare Holdings, Inc. (fka Emdeon Inc.), Closing Date Term Loan, 1st Lien
3.500%, VAR LIBOR+2.500%, 03/01/2024	799	781
3.500%, VAR LIBOR+2.500%, 03/01/2024	22	21
Charter Communications Operating, LLC, Term B-2 Loan, 1st Lien
1.900%, VAR LIBOR+1.750%, 02/01/2027	634	618
Charter NEX US, Inc., Initial Term Loan, 1st Lien
3.750%, VAR LIBOR+2.750%, 05/16/2024	922	898
Chesapeake Energy Corporation, Class A Term Loan, 1st Lien
9.000%, VAR LIBOR+8.000%, 06/24/2024 (C)	1,260	882
Cinemark USA, Term Loan, 1st Lien
0.000%, 03/31/2025 (I)	160	143
Citadel Securities LP, 2020 Repriced Term Loan, 1st Lien
2.897%, VAR LIBOR+2.750%, 02/27/2026 (I)	1,010	1,003

SEI Institutional Managed Trust / Annual Report / September 30, 2020	259

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Clarios Global LP, Initial Dollar Term Loan, 1st Lien
3.647%, VAR LIBOR+3.500%, 04/30/2026	$861	$838
Commscope, Inc., Initial Term Loan, 1st Lien
3.397%, VAR LIBOR+3.250%, 04/06/2026	950	924
Conservice Midco, LLC, Initial Term Loan, 1st Lien
4.470%, VAR LIBOR+4.250%, 05/13/2027	1,675	1,654
Consolidated Communications, Term Loan B
4.000%, VAR LIBOR+3.000%, 10/05/2023	933	922
CoreCivic, Inc., Term Loan, 1st Lien
5.500%, VAR LIBOR+4.500%, 12/18/2024	366	358
Crosby US Acquisition Corp., Initial Term Loan, 1st Lien
4.906%, VAR LIBOR+4.750%, 06/26/2026	1,012	960
Crown Finance US, Inc., Initial Dollar Tranche Term Loan, 1st Lien
2.519%, VAR LIBOR+2.500%, 02/28/2025	598	395
CWGS Group, LLC, Term Loan, 1st Lien
3.500%, VAR LIBOR+2.750%, 11/08/2023	1,234	1,199
3.500%, VAR LIBOR+2.750%, 11/08/2023	19	18
DCert Buyer, Inc., Initial Term Loan, 1st Lien
4.147%, VAR LIBOR+4.000%, 10/16/2026	1,990	1,962
Deerfield Dakota Holding, LLC , Initial Dollar Term Loan, 1st Lien
4.750%, VAR LIBOR+3.750%, 04/09/2027	249	247
Deerfield, Term Loan, 1st Lien
9.000%, VAR LIBOR+8.000%, 04/10/2028	840	853
Delta Air Lines, Inc., Term Loan, 1st Lien
5.750%, VAR LIBOR+4.750%, 04/29/2023 (I)	1,297	1,294
Douglas Dynamics L.L.C., 2020 Term B Loan, 1st Lien
4.750%, VAR LIBOR+3.750%, 06/08/2026	120	118
Elanco Animal Health Incorporated, Term Loan, 1st Lien
1.905%, VAR LIBOR+1.750%, 08/01/2027	400	389

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Endo Luxembourg Finance Company I S.a r.l., Initial Term Loan, 1st Lien
5.000%, VAR LIBOR+4.250%, 04/29/2024	$278	$264
Entercom Media Corp., Term B-2 Loan, 1st Lien
2.645%, VAR LIBOR+2.500%, 11/18/2024	392	368
Envision Healthcare Corporation, Initial Term Loan, 1st Lien
3.897%, VAR LIBOR+3.750%, 10/10/2025	844	607
Equinox Holdings Inc., Incremental Term B-1 Loan, 1st Lien
4.000%, VAR LIBOR+3.000%, 03/08/2024	306	234
Equinox Holdings Inc., Incremental Term B-2 Loan, 1st Lien
10.000%, 03/08/2024	249	246
EyeCare Partners, LLC, Term Loan, 1st Lien
3.897%, VAR LIBOR+3.750%, 02/18/2027	621	583
EyeCare Partners, Term Loan, 1st Lien Cov-Lite
8.400%, VAR LIBOR+8.250%, 02/18/2028	550	484
Flutter Entertainment plc, USD Term Loan, 1st Lien
3.720%, VAR LIBOR+3.500%, 07/10/2025	311	310
Focus Financial Partnersm LLC, Tranche B-3, Term Loan, 1st Lien
2.147%, VAR LIBOR+2.000%, 07/03/2024	1,029	998
Froneri International Limited, Facility B1, 1st Lien
2.625%, VAR Euribor+2.625%, 01/29/2027	330	376
Froneri International Limited, Facility B2, 1st Lien
2.397%, VAR LIBOR+2.250%, 01/29/2027	140	134
Gannett Holdings LLC, Term Loan, 1st Lien
11.500%, VAR FIXED+11.500%, 11/19/2024	830	788
Garda World Security Corporation, Initial Term Loan, 1st Lien
4.900%, VAR LIBOR+4.750%, 10/30/2026	1,189	1,179
Genesee & Wyoming Inc., Initial Term Loan, 1st Lien
2.220%, VAR LIBOR+2.000%, 12/30/2026	657	645

260	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Getty Images, Inc., Initial Dollar Term Loan, 1st Lien
4.688%, VAR LIBOR+4.500%, 02/19/2026	$559	$520
GFL Environmental Inc., Effective Date Incremental Term Loan, 1st Lien
4.000%, VAR LIBOR+3.000%, 05/30/2025	525	522
4.000%, VAR LIBOR+3.000%, 05/30/2025	94	94
Global Medical Response, Inc., 2018 New Term Loan, 1st Lien
5.250%, VAR LIBOR+4.250%, 03/14/2025	933	902
Global Medical Response, Inc., 2018 Term Loan Retired 10/02/2020, 1st Lien
4.250%, VAR LIBOR+3.250%, 04/28/2022	780	777
Global Medical Response, Inc., 2020 Refinancing Term Loan
5.750%, VAR LIBOR+4.750%, 09/24/2025 (I)	490	478
Global Tel*Link Corporation, Loan, 1st Lien
8.397%, VAR LIBOR+4.250%, 11/29/2026	110	75
Global Tel*Link Corporation, Term Loan, 1st Lien
4.397%, VAR LIBOR+0.040%, 11/29/2025	582	503
Globallogic Holdings Inc., 2020 Incremental Term B-2 Loan
4.500%, VAR LIBOR+3.750%, 08/23/2027	950	941
Globaltranz Enterprises, Inc., Initial Term Loan, 1st Lien
5.156%, VAR LIBOR+1.500%, 05/15/2026	526	431
Golden Nugget, Inc., Initial B Term Loan, 1st Lien
3.250%, VAR LIBOR+2.750%, 10/04/2023	61	54
Graham Packaging Company Inc., Initial Term Loan, 1st Lien
4.500%, VAR LIBOR+3.750%, 08/04/2027	590	586
Grifols Worldwide Operations Limited, Dollar Tranche B Term Loan, 1st Lien
2.100%, VAR LIBOR+2.000%, 11/15/2027	466	456
Hilton Worldwide Finance LLC, Refinanced Series B-2 Term Loan, 1st Lien
1.898%, VAR LIBOR+1.750%, 06/22/2026	410	395

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Hoya Midco, LLC, Initial Term Loan, 1st Lien
4.500%, VAR LIBOR+3.500%, 06/30/2024	$763	$652
4.500%, VAR LIBOR+3.500%, 06/30/2024	170	146
Hudson River Trading LLC, 2020 Repriced Term Loan, 1st Lien
3.145%, VAR LIBOR+3.000%, 02/18/2027	449	438
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.), New Term Loan, 1st Lien
3.147%, VAR LIBOR+3.000%, 05/01/2026	304	287
IHeartcommunications, Inc., Term Loan
4.750%, 05/01/2026	319	307
INEOS Enterprises Holdings Limited, Refinancing Tranche B Dollar Term Loan, 1st Lien
4.500%, VAR LIBOR+3.500%, 08/28/2026	692	686
IRB Holding Corp., 2020 Replacement Term B Loan, 1st Lien
3.750%, VAR LIBOR+2.750%, 02/05/2025	119	114
Jaguar Holding Company I, LLC (fka Jaguar Holding Company I), 2018 Term Loan, 1st Lien
3.500%, VAR LIBOR+2.500%, 08/18/2022	926	921
Jane Street Group, LLC, New Dollar Term Loan, 1st Lien
3.147%, VAR LIBOR+3.000%, 01/31/2025	749	741
JetBlue Airways Corporation, Term Loan, 1st Lien
6.250%, VAR LIBOR+5.250%, 06/17/2024	909	901
Level 3 Financing, Inc., Tranche B 2027 Term Loan, 1st Lien
1.897%, VAR LIBOR+1.750%, 03/01/2027	358	346
Lineage Logistics, LLC, Term Loan, 1st Lien
4.000%, VAR LIBOR+3.000%, 02/27/2025	390	384
Lions Gate Capital Holdings LLC, Term B Loan, 1st Lien
2.397%, VAR LIBOR+2.250%, 03/24/2025	153	148
McAfee, LLC, Term B USD Loan
3.896%, VAR LIBOR+3.750%, 09/30/2024	851	843

SEI Institutional Managed Trust / Annual Report / September 30, 2020	261

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
McGraw-Hill Global Education Holdings LLC, Term Loan, 1st Lien
11.000%, 04/20/2022 (J)	$300	$232
McGraw-Hill Global Education Holdings, LLC, Term B Loan, 1st Lien
5.000%, VAR LIBOR+4.000%, 05/04/2022	477	398
Michaels Stores, Inc., 2018 New Replacement Term B Loan, 1st Lien
4.250%, VAR LIBOR+2.500%, 01/30/2023	1,352	1,344
Michaels Stores, Inc., 2020 Refinancing Term B Loan
4.250%, VAR LIBOR+3.500%, 09/17/2027 (I)	60	59
Milano Acquisition Corp., Term B Loan (First Lien)
4.750%, VAR LIBOR+4.000%, 08/17/2027 (I)	1,200	1,185
Mileage Plus Holdings LLC (Mileage Plus Intellectual Property Assets, Ltd.), Initial Term Loan, 1st Lien
6.250%, VAR LIBOR+5.250%, 06/21/2027	740	752
Mitchell International, Inc., Amendment No. 2 New Term Loan Facility, 1st Lien
4.750%, VAR LIBOR+4.250%, 11/29/2024	625	612
Mitchell International, Inc., Initial Term Loan, 1st Lien
3.397%, VAR LIBOR+3.250%, 11/29/2024	982	937
Mohegan Tribal Gaming Authority, Term B Loan, 1st Lien
7.375%, VAR LIBOR+6.375%, 10/13/2023	1,199	1,065
Momentive Performance Materials Inc., Initial Dollar Term Loan, 1st Lien
3.410%, VAR LIBOR+3.250%, 05/15/2024	652	623
MPH Acquisition Holdings LLC, Initial Term Loan, 1st Lien
3.750%, VAR LIBOR+2.750%, 06/07/2023	822	808
Navistar, Inc., Tranche B Term Loan, 1st Lien
3.660%, VAR LIBOR+3.500%, 11/06/2024	536	531
Nexstar Broadcasting, Inc., Term B-4 Loan, 1st Lien
2.905%, VAR LIBOR+2.750%, 09/18/2026	896	875

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Nielsen Finance LLC, Dollar Term B-5 Loan, 1st Lien
4.750%, VAR LIBOR+3.750%, 06/04/2025 (I)	$100	$100
Nouryon Finance B.V., Initial Dollar Term Loan, 1st Lien
3.151%, VAR LIBOR+3.000%, 10/01/2025	1,535	1,484
Option Care Health, Inc., Term B Loan, 1st Lien
4.647%, VAR LIBOR+4.500%, 08/06/2026	933	923
Pactiv Evergreen Inc., Tranche B-1 U.S. Term Loan, 1st Lien
2.897%, VAR LIBOR+2.750%, 02/05/2023	428	422
Parexel International Corporation, Initial Term Loan, 1st Lien
2.897%, VAR LIBOR+2.750%, 09/27/2024	560	537
Particle Investment S.a.r.l. (WebPros), Term Loan, 1st Lien
5.750%, 02/18/2027	392	386
5.750%, 02/18/2027	7	7
Party City Holdings Inc., 2018 Replacement Term Loan, 1st Lien
3.250%, VAR LIBOR+2.500%, 08/19/2022	488	396
3.250%, VAR LIBOR+2.500%, 08/19/2022	1	1
Petco Animal Supplies, Inc., Term Loan, 1st Lien
4.250%, VAR LIBOR+3.250%, 01/26/2023	733	672
PetSmart, Inc., Amended Loan, 1st Lien
5.000%, VAR LIBOR+3.500%, 03/11/2022	552	550
Phoenix Guarantor Inc., Tranche B-1 Term Loan, 1st Lien
3.401%, VAR LIBOR+3.250%, 03/05/2026	711	691
Playtika Holding Corp., Term B Loan, 1st Lien
7.000%, VAR LIBOR+6.000%, 12/10/2024	1,155	1,155
Ply Gem Midco, Inc., Initial Term Loan, 1st Lien
3.901%, VAR LIBOR+3.750%, 04/12/2025	982	962
Prime Security Services Borrower, LLC (aka Protection 1 Security Solutions) , 2019 Refinancing Term B-1 Loan, 1st Lien
4.250%, VAR LIBOR+3.250%, 09/23/2026	1,404	1,389

262	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Project Alpha Intermediate Holding, Inc., 2019 Incremental Term Loan, 1st Lien
4.520%, VAR LIBOR+4.250%, 04/26/2024	$238	$235
Radiology Partners Inc., Term Loan, 1st Lien
5.295%, 07/09/2025	69	66
Radiology Partners, Inc., Term B Loan
5.985%, VAR LIBOR+4.750%, 07/09/2025	81	77
Radnet Management, Inc., Term B-1 Loan, 1st Lien
4.750%, VAR LIBOR+3.750%, 06/30/2023	862	849
Realogy Group LLC (fka Realogy Corporation), Extended 2025 Term Loan, 1st Lien
3.000%, VAR LIBOR+2.250%, 02/08/2025 (I)	230	220
Redstone HoldCo 2 LP, Initial Term Loan, 1st Lien
6.000%, VAR LIBOR+5.000%, 09/01/2027 (I)	1,505	1,497
Regionalcare Hospital Partners Holdings, Inc., Term B Loan, 1st Lien
3.897%, VAR LIBOR+3.750%, 11/16/2025	1,190	1,155
Reynolds Consumer Products LLC, Initial Term Loan, 1st Lien
1.897%, VAR LIBOR+1.750%, 02/04/2027	223	219
Ryan Specialty Group, LLC, Initial Term Loan, 1st Lien
4.000%, VAR LIBOR+3.250%, 09/01/2027	540	534
Science Applications International Corporation, Term Loan, 1st Lien
2.397%, 03/12/2027	194	192
Scientific Games International, Inc., Initial Term B-5 Loan, 1st Lien
3.612%, VAR LIBOR+2.750%, 08/14/2024	602	565
2.897%, VAR LIBOR+2.750%, 08/14/2024	147	138
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) , 2020 Term Loan
5.250%, VAR LIBOR+4.250%, 09/03/2026	349	346
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.), Initial Term Loan, 1st Lien
3.397%, VAR LIBOR+3.250%, 12/31/2025	861	830

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
SkyMiles IP Ltd. (Delta Air Lines, Inc.), Initial Term Loan, 1st Lien
4.750%, VAR LIBOR+3.750%, 09/16/2027 (I)	$780	$785
Sotera Health Holdings, LLC, Initial Term Loan, 1st Lien
5.500%, VAR LIBOR+4.500%, 12/11/2026	517	515
Surf Holdings S.a r.l., Dollar Tranche Term Loan, 1st Lien
3.750%, VAR LIBOR+3.500%, 03/05/2027	469	458
Surgery Center Holdings, Inc., Initial Term Loan, 1st Lien
4.250%, VAR LIBOR+3.250%, 09/03/2024	509	478
Terrier Media Buyer, Inc., Term B Loan, 1st Lien
4.397%, VAR LIBOR+4.250%, 12/17/2026	933	909
Thomson Reuters Intellectual Prop & Science, Term Loan, 1st Lien
3.261%, 10/31/2026 (I)	550	547
TKC Holdings, Inc. Term Loan B
4.750%, VAR LIBOR+3.750%, 02/01/2023	687	643
T-Mobile USA, Inc., Term Loan, 1st Lien
3.147%, VAR LIBOR+3.000%, 04/01/2027	369	368
Travelport Finance (Luxembourg) S.a r.l., Initial Term Loan (Priority)
9.000%, VAR LIBOR+8.000%, 02/28/2025	496	476
Travelport Finance (Luxembourg) S.a r.l., Initial Term Loan, 1st Lien
5.220%, VAR LIBOR+5.000%, 05/29/2026	540	405
Tutor Perini, 1st Lien
5.750%, 08/18/2027	510	502
U.S. Renal Care, Inc., Initial Term Loan, 1st Lien
5.147%, VAR LIBOR+5.000%, 06/26/2026	1,519	1,478
UFC Holdings, LLC, Term B-1 Loan, 1st Lien
4.250%, VAR LIBOR+3.250%, 04/29/2026	790	775
Ultimate Software Group Inc., The, 2020 Incremental Term Loan, 1st Lien
4.750%, VAR LIBOR+4.000%, 05/04/2026	100	100

SEI Institutional Managed Trust / Annual Report / September 30, 2020	263

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Ultimate Software Group Inc., The, Initial Term Loan (2020), 2nd Lien
7.500%, VAR LIBOR+6.750%, 05/03/2027	$25	$25
Ultimus Group Midco LLC, The, Initial Term Loan, 1st Lien
3.897%, VAR LIBOR+3.750%, 05/04/2026	673	667
Univision Communications Inc., 2020 Replacement First-Lien Term Loan, 1st Lien
4.750%, VAR LIBOR+3.750%, 03/15/2026	723	702
US Foods, Inc. (aka U.S. Foodservice, Inc.), Initial Term Loan, 1st Lien
1.896%, 09/13/2026	260	250
US Foods, Inc., Term Loan
2.147%, 09/13/2026	748	713
USI, Inc., 2019 New Term Loan, 1st Lien
3.220%, VAR LIBOR+3.000%, 05/16/2024	933	901
Verscend Holding Corp., Term B Loan, 1st Lien
4.647%, VAR LIBOR+4.500%, 08/27/2025	218	215
Vertical Midco GmbH, Facility B (USD), 1st Lien
4.250%, VAR LIBOR+4.250%, 07/30/2027 (I)	1,160	1,149
VFH Parent LLC, Initial Term Loan, 1st Lien
3.151%, VAR LIBOR+3.000%, 03/01/2026	253	251
VICI Properties 1 LLC, Term B Loan, 1st Lien
1.906%, VAR LIBOR+1.750%, 12/20/2024	440	425
Virgin Media Bristol LLC, N Facility, Term Loan, 1st Lien
2.652%, VAR LIBOR+2.500%, 01/31/2028	935	906
0.000%, 01/31/2029 (I)(L)	590	580
Whatabrands LLC, 2020 Refinancing Term Loan, 1st Lien
2.906%, VAR LIBOR+2.750%, 07/31/2026	169	165
Windstream Services II, LLC, Initial Term Loan
7.250%, VAR LIBOR+6.250%, 08/24/2027	768	742
WP City, Term Loan, 1st Lien
5.500%, 08/13/2026	422	419
4.806%, 08/13/2026	422	419

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
WP CPP Holdings, Term B Loan
4.500%, VAR LIBOR+3.500%, 04/30/2025 (I)	$860	$749

Total Loan Participations (Cost $106,101) ($ Thousands)		104,188

	Shares

COMMON STOCK — 10.2%

Communication Services — 1.1%
Activision Blizzard Inc	2,594	210
Alphabet Inc, Cl A *	1,022	1,498
Alphabet Inc, Cl C *	999	1,468
AT&T Inc	24,441	697
CenturyLink Inc	3,203	32
Charter Communications Inc, Cl A *	517	323
Comcast Corp, Cl A	15,641	724
Discovery Inc, Cl A *	684	15
Discovery Inc, Cl C *	914	18
DISH Network Corp, Cl A *	751	22
Electronic Arts Inc *	1,006	131
Facebook Inc, Cl A *	8,184	2,143
Fox Corp	1,609	45
Interpublic Group of Cos Inc/The	1,552	26
Live Nation Entertainment Inc *	457	25
Netflix Inc *	1,513	757
News Corp, Cl A	1,532	21
News Corp, Cl B	450	6
Omnicom Group Inc	736	36
Take-Two Interactive Software Inc, Cl A *	386	64
T-Mobile US Inc *	2,019	231
Twitter Inc *	2,792	124
Verizon Communications Inc	14,055	836
ViacomCBS Inc, Cl B	2,033	57
Walt Disney Co/The	6,136	761

		10,270

Consumer Discretionary — 1.2%
Advance Auto Parts Inc	262	40
Amazon.com Inc, Cl A *	1,450	4,566
Aptiv PLC	920	84
AutoZone Inc *	83	98
Best Buy Co Inc	767	85
Booking Holdings Inc *	139	238
BorgWarner Inc	797	31
CarMax Inc *	550	51
Carnival Corp	1,747	26
Cengage Learning Holdings II Inc *	5,114	16
Chipotle Mexican Grill Inc, Cl A *	97	121
Darden Restaurants Inc	431	43
Dollar General Corp	861	180
Dollar Tree Inc *	821	75
Domino’s Pizza Inc	140	60

264	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
DR Horton Inc	1,142	$86
eBay Inc	2,262	118
Etsy Inc *	401	49
Expedia Group Inc	437	40
Ford Motor Co	13,499	90
Gap Inc/The	932	16
Garmin Ltd	486	46
General Motors Co	4,240	125
Genuine Parts Co	487	46
Hanesbrands Inc	1,017	16
Hasbro Inc	409	34
Hilton Worldwide Holdings Inc	981	84
Home Depot Inc/The	3,658	1,016
L Brands Inc	718	23
Las Vegas Sands Corp	1,162	54
Leggett & Platt Inc	534	22
Lennar Corp, Cl A	947	77
LKQ Corp *	960	27
Lowe’s Cos Inc	2,558	424
Marriott International Inc/MD, Cl A	948	88
McDonald’s Corp	2,550	560
MGM Resorts International	1,343	29
Mohawk Industries Inc *	176	17
Newell Brands Inc, Cl B	1,194	20
NIKE Inc, Cl B	4,219	530
Norwegian Cruise Line Holdings Ltd *	900	15
NVR Inc *	11	45
O’Reilly Automotive Inc *	249	115
PulteGroup Inc	961	44
PVH Corp	198	12
Ralph Lauren Corp, Cl A	219	15
Ross Stores Inc	1,194	111
Royal Caribbean Cruises Ltd	562	36
Starbucks Corp	3,993	343
Tapestry Inc	1,201	19
Target Corp, Cl A	1,687	266
Tiffany & Co	369	43
TJX Cos Inc/The	4,163	232
Tractor Supply Co	380	54
Ulta Beauty Inc *	187	42
Under Armour Inc, Cl A *	727	8
Under Armour Inc, Cl C *	920	9
VF Corp	1,137	80
Whirlpool Corp	199	37
Wynn Resorts Ltd	304	22
Yum! Brands Inc	1,058	97

		10,996

Consumer Staples — 0.7%
Altria Group Inc	6,257	242
Archer-Daniels-Midland Co	1,938	90
Brown-Forman Corp, Cl B	612	46
Campbell Soup Co	549	27

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Church & Dwight Co Inc	847	$79
Clorox Co/The	432	91
Coca-Cola Co/The	13,258	654
Colgate-Palmolive Co	2,976	230
Conagra Brands Inc	1,671	60
Constellation Brands Inc, Cl A	556	105
Costco Wholesale Corp	1,496	531
Estee Lauder Cos Inc/The, Cl A	779	170
General Mills Inc	2,110	130
Hershey Co/The	517	74
Hormel Foods Corp	946	46
J M Smucker Co/The	388	45
Kellogg Co	845	55
Kimberly-Clark Corp	1,155	170
Kraft Heinz Co/The	2,151	64
Kroger Co/The	2,595	88
Lamb Weston Holdings Inc	468	31
McCormick & Co Inc/MD	428	83
Molson Coors Beverage Co, Cl B	772	26
Mondelez International Inc, Cl A	4,869	280
Monster Beverage Corp *	1,236	99
PepsiCo Inc	4,748	658
Philip Morris International Inc	5,269	395
Procter & Gamble Co/The	8,465	1,177
Sysco Corp, Cl A	1,685	105
Tyson Foods Inc, Cl A	1,020	61
Walgreens Boots Alliance Inc	2,398	86
Walmart Inc	4,762	666

		6,664

Energy — 0.2%
Apache Corp	1,082	10
Baker Hughes Co, Cl A	2,482	33
Cabot Oil & Gas Corp	1,207	21
ChampionX Corp *	25	—
Chevron Corp	6,325	455
Concho Resources Inc	673	30
ConocoPhillips	3,658	120
Devon Energy Corp	1,630	15
Diamondback Energy Inc, Cl A	449	14
EOG Resources Inc	2,002	72
Exxon Mobil Corp	14,328	492
Halliburton Co	3,313	40
Hess Corp	982	40
HollyFrontier Corp	665	13
Kinder Morgan Inc	6,709	83
Marathon Oil Corp	3,620	15
Marathon Petroleum Corp	2,226	65
National Oilwell Varco Inc, Cl A	1,759	16
Noble Energy Inc	2,020	17
Occidental Petroleum Corp	3,051	31
ONEOK Inc	1,442	37
Phillips 66	1,565	81

SEI Institutional Managed Trust / Annual Report / September 30, 2020	265

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Income Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Pioneer Natural Resources Co	564	$49
Schlumberger NV, Cl A	4,791	75
TechnipFMC PLC	1,998	13
Titan Energy LLC *(F)	12,743	—
Valero Energy Corp	1,432	62
Williams Cos Inc/The	4,185	82

		1,981

Financials — 1.0%
Aflac Inc	2,287	83
Allstate Corp/The	1,045	98
American Express Co	2,217	222
American International Group Inc	3,032	84
Ameriprise Financial Inc	401	62
Aon PLC, Cl A	784	162
Arthur J Gallagher & Co	647	68
Aspect *(J)	57	—
Assurant Inc	187	23
Bank of America Corp	26,141	630
Bank of New York Mellon Corp/The	2,723	94
Berkshire Hathaway Inc, Cl B *	6,743	1,436
BlackRock Inc	483	272
Capital One Financial Corp	1,532	110
Cboe Global Markets Inc	350	31
Charles Schwab Corp/The	3,870	140
Chubb Ltd	1,550	180
Cincinnati Financial Corp	515	40
Citigroup Inc	7,104	306
Citizens Financial Group Inc	1,434	36
CME Group Inc	1,234	207
Comerica Inc	388	15
Discover Financial Services	1,003	58
E*TRADE Financial Corp	746	37
Everest Re Group Ltd	125	25
Fifth Third Bancorp	2,398	51
First Republic Bank/CA	578	63
Franklin Resources Inc	832	17
Globe Life Inc	309	25
Goldman Sachs Group Inc/The	1,171	235
Hartford Financial Services Group Inc/The	1,231	45
Huntington Bancshares Inc/OH	3,846	35
Intercontinental Exchange Inc	1,883	188
Invesco Ltd	1,059	12
JPMorgan Chase & Co	10,358	997
KeyCorp	3,314	40
Lincoln National Corp	602	19
Loews Corp	851	30
M&T Bank Corp	482	44
MarketAxess Holdings Inc	130	63
Marsh & McLennan Cos Inc	1,720	197
MetLife Inc	2,746	102
Moody’s Corp	546	158
Morgan Stanley	4,022	195

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
MSCI Inc, Cl A	294	$105
Nasdaq Inc, Cl A	388	48
Northern Trust Corp	733	57
People’s United Financial Inc	1,719	18
PNC Financial Services Group Inc/The	1,466	161
Principal Financial Group Inc, Cl A	806	32
Progressive Corp/The	2,013	191
Prudential Financial Inc	1,404	89
Raymond James Financial Inc	395	29
Regions Financial Corp	3,209	37
S&P Global Inc	822	296
State Street Corp	1,268	75
SVB Financial Group, Cl B *	169	41
Synchrony Financial	1,873	49
T Rowe Price Group Inc	759	97
Travelers Cos Inc/The	836	90
Truist Financial Corp	4,513	172
Unum Group	910	15
US Bancorp	4,589	165
W R Berkley Corp	448	27
Wells Fargo & Co	14,072	331
Willis Towers Watson PLC	451	94
Zions Bancorp NA	626	18

		9,172

Health Care — 1.4%
Abbott Laboratories	6,071	661
AbbVie Inc	5,982	524
ABIOMED Inc *	170	47
Agilent Technologies Inc	1,071	108
Alexion Pharmaceuticals Inc *	772	88
Align Technology Inc *	244	80
AmerisourceBergen Corp, Cl A	512	50
Amgen Inc, Cl A	2,006	510
Anthem Inc	873	235
Baxter International Inc	1,708	137
Becton Dickinson and Co	999	232
Biogen Inc *	553	157
Bio-Rad Laboratories Inc, Cl A *	81	42
Boston Scientific Corp *	4,797	183
Bristol-Myers Squibb Co	7,633	460
Cardinal Health Inc	1,001	47
Catalent Inc *	553	47
Centene Corp *	2,015	118
Cerner Corp	1,095	79
Cigna Corp	1,273	216
Cooper Cos Inc/The, Cl A	166	56
Covetrus Inc *	1	—
CVS Health Corp	4,409	258
Danaher Corp, Cl A	2,138	460
DaVita Inc *	250	21
DENTSPLY SIRONA Inc	691	30
DexCom Inc *	321	132

266	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Edwards Lifesciences Corp, Cl A *	2,105	$168
Eli Lilly and Co	2,716	402
Gilead Sciences Inc	4,273	270
HCA Healthcare Inc	932	116
Henry Schein Inc *	474	28
Hologic Inc *	848	56
Humana Inc	454	188
IDEXX Laboratories Inc *	299	118
Illumina Inc *	499	154
Incyte Corp *	608	55
Intuitive Surgical Inc *	399	283
IQVIA Holdings Inc *	631	100
Johnson & Johnson	8,955	1,333
Laboratory Corp of America Holdings *	331	62
McKesson Corp	557	83
Medtronic PLC	4,553	473
Merck & Co Inc	8,678	720
Mettler-Toledo International Inc *	84	81
Mylan NV *	1,633	24
PerkinElmer Inc	365	46
Perrigo Co PLC	414	19
Pfizer Inc	19,062	700
Quest Diagnostics Inc	455	52
Regeneron Pharmaceuticals Inc *	363	203
ResMed Inc	499	86
STERIS PLC	288	51
Stryker Corp	1,112	232
Teleflex Inc	159	54
Thermo Fisher Scientific Inc	1,356	599
UnitedHealth Group Inc	3,230	1,007
Universal Health Services Inc, Cl B	241	26
Varian Medical Systems Inc *	314	54
Vertex Pharmaceuticals Inc *	887	241
Waters Corp *	205	40
West Pharmaceutical Services Inc	252	69
Zimmer Biomet Holdings Inc	735	100
Zoetis Inc, Cl A	1,601	265

		13,536

Industrials — 0.8%
3M Co	1,966	315
A O Smith Corp	402	21
Alaska Air Group Inc	494	18
Allegion PLC	351	35
American Airlines Group Inc	1,751	22
AMETEK Inc	791	79
Boeing Co/The	1,833	303
Carrier Global Corp	2,804	86
Caterpillar Inc, Cl A	1,846	275
CH Robinson Worldwide Inc	444	45
Cintas Corp	291	97
Copart Inc *	701	74
CSX Corp	2,632	204

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Cummins Inc	495	$105
Deere & Co	1,088	241
Delta Air Lines Inc, Cl A	2,121	65
Dover Corp	470	51
Eaton Corp PLC	1,378	141
Emerson Electric Co	2,014	132
Equifax Inc	416	65
Expeditors International of Washington Inc	546	49
Fastenal Co, Cl A	1,974	89
FedEx Corp	829	209
Flowserve Corp	514	14
Fortive Corp	1,164	89
Fortune Brands Home & Security Inc	451	39
General Dynamics Corp	771	107
General Electric Co	30,084	187
Honeywell International Inc	2,374	391
Howmet Aerospace Inc	1,110	19
Huntington Ingalls Industries Inc, Cl A	119	17
IDEX Corp	253	46
IHS Markit Ltd	1,274	100
Illinois Tool Works Inc	997	193
Ingersoll Rand Inc *	1,348	48
Jacobs Engineering Group Inc	455	42
JB Hunt Transport Services Inc	276	35
Johnson Controls International plc	2,493	102
Kansas City Southern	310	56
L3Harris Technologies Inc	738	125
Lockheed Martin Corp	831	318
Masco Corp	956	53
Nielsen Holdings PLC	1,058	15
Norfolk Southern Corp	884	189
Northrop Grumman Corp	525	166
Old Dominion Freight Line Inc, Cl A	326	59
Otis Worldwide Corp	1,401	87
PACCAR Inc	1,210	103
Parker-Hannifin Corp, Cl A	445	90
Pentair PLC	658	30
Quanta Services Inc	421	22
Raytheon Technologies Corp	5,213	300
Republic Services Inc	726	68
Robert Half International Inc	353	19
Rockwell Automation Inc	400	88
Rollins Inc	447	24
Roper Technologies Inc	354	140
Snap-on Inc	172	25
Southwest Airlines Co, Cl A	2,000	75
Stanley Black & Decker Inc	531	86
Teledyne Technologies Inc *	138	43
Textron Inc	872	31
Trane Technologies PLC	835	101
TransDigm Group Inc	173	82
Union Pacific Corp	2,299	453

SEI Institutional Managed Trust / Annual Report / September 30, 2020	267

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Income Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
United Airlines Holdings Inc *	980	$34
United Parcel Service Inc, Cl B	2,418	403
United Rentals Inc *	231	40
Verisk Analytics Inc, Cl A	574	106
Waste Management Inc	1,314	149
Westinghouse Air Brake Technologies Corp	593	37
WW Grainger Inc	147	52
Xylem Inc/NY	606	51

		7,870

Information Technology — 2.9%
Accenture PLC, Cl A	2,155	487
Adobe Inc *	1,629	799
Advanced Micro Devices Inc *	4,008	329
Akamai Technologies Inc *	562	62
Amphenol Corp, Cl A	1,027	111
Analog Devices Inc	1,248	146
ANSYS Inc *	297	97
Apple Inc	54,777	6,344
Applied Materials Inc	3,136	186
Arista Networks Inc *	178	37
Autodesk Inc, Cl A *	752	174
Automatic Data Processing Inc	1,478	206
Broadcom Inc	1,377	502
Broadridge Financial Solutions Inc	387	51
Cadence Design Systems Inc *	966	103
CDW Corp/DE	492	59
Cisco Systems Inc	14,508	571
Citrix Systems Inc	397	55
Cognizant Technology Solutions Corp, Cl A	1,826	127
Corning Inc, Cl B	2,646	86
DXC Technology Co	736	13
F5 Networks Inc, Cl A *	193	24
Fidelity National Information Services Inc, Cl B	2,115	311
Fiserv Inc, Cl A *	1,926	198
FleetCor Technologies Inc *	301	72
FLIR Systems Inc	564	20
Fortinet Inc *	488	57
Gartner Inc *	297	37
Global Payments Inc	1,028	183
Hewlett Packard Enterprise Co	4,216	39
HP Inc	4,675	89
Intel Corp	14,439	748
International Business Machines Corp	3,044	370
Intuit Inc	893	291
IPG Photonics Corp *	143	24
Jack Henry & Associates Inc	262	43
Juniper Networks Inc	1,052	23
Keysight Technologies Inc *	648	64
KLA Corp	553	107
Lam Research Corp	493	164
Leidos Holdings Inc	452	40

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Mastercard Inc, Cl A	3,002	$1,015
Maxim Integrated Products Inc	926	63
Microchip Technology Inc	831	85
Micron Technology Inc *	3,726	175
Microsoft Corp	25,783	5,423
Motorola Solutions Inc	601	94
NetApp Inc	712	31
NortonLifeLock Inc	2,051	43
NVIDIA Corp	2,098	1,135
Oracle Corp, Cl B	6,612	395
Paychex Inc	1,110	89
Paycom Software Inc *	161	50
PayPal Holdings Inc *	3,984	785
Qlik *(J)	3,600	—
Qlik, Cl A *(F)(J)(K)	56	57
Qlik, Cl B *(J)	13,812	—
Qorvo Inc *	388	50
QUALCOMM Inc	3,821	450
salesforce.com Inc *	3,090	777
Seagate Technology PLC	742	37
ServiceNow Inc *	655	318
Skyworks Solutions Inc	586	85
Synopsys Inc *	523	112
TE Connectivity Ltd	1,170	114
Teradyne Inc	557	44
Texas Instruments Inc	3,101	443
Tyler Technologies Inc *	149	52
VeriSign Inc *	359	73
Visa Inc, Cl A	5,732	1,146
Western Digital Corp	985	36
Western Union Co/The	1,292	28
Xerox Holdings Corp	827	15
Xilinx Inc	877	91
Zebra Technologies Corp, Cl A *	181	46

		26,806

Materials — 0.3%
Air Products and Chemicals Inc	767	228
Albemarle Corp	353	31
Amcor PLC	5,141	57
Avery Dennison Corp	274	35
Ball Corp	1,142	95
Celanese Corp, Cl A	398	43
CF Industries Holdings Inc	667	20
Corteva Inc	2,601	75
Dow Inc	2,491	117
DuPont de Nemours Inc	2,476	137
Eastman Chemical Co	442	35
Ecolab Inc	859	172
FMC Corp	429	45
Freeport-McMoRan Inc, Cl B	4,934	77
International Flavors & Fragrances Inc	357	44
International Paper Co	1,333	54

268	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Linde PLC	1,778	$423
LyondellBasell Industries NV, Cl A	878	62
Martin Marietta Materials Inc, Cl A	212	50
Mosaic Co/The	1,105	20
Newmont Corp	2,689	171
Nucor Corp	1,011	45
Packaging Corp of America	308	34
PPG Industries Inc	826	101
Sealed Air Corp	462	18
Sherwin-Williams Co/The, Cl A	278	194
Vulcan Materials Co	454	62
Westrock Co	863	30

		2,475

Real Estate — 0.3%
Alexandria Real Estate Equities Inc ‡	401	64
American Tower Corp, Cl A ‡	1,499	362
Apartment Investment and Management
Co, Cl A ‡	429	14
AvalonBay Communities Inc ‡	488	73
Boston Properties Inc ‡	492	40
CBRE Group Inc, Cl A *‡	1,164	55
Crown Castle International Corp ‡	1,412	235
Digital Realty Trust Inc, Cl A ‡	925	136
Duke Realty Corp ‡	1,245	46
Equinix Inc ‡	301	229
Equity Residential ‡	1,220	63
Essex Property Trust Inc ‡	227	46
Extra Space Storage Inc ‡	440	47
Federal Realty Investment Trust ‡	206	15
Healthpeak Properties Inc ‡	1,749	48
Host Hotels & Resorts Inc ‡	2,164	23
Iron Mountain Inc ‡	910	24
Kimco Realty Corp ‡	1,773	20
Mid-America Apartment Communities Inc ‡	387	45
Prologis Inc ‡	2,488	250
Public Storage ‡	536	119
Realty Income Corp ‡	1,187	72
Regency Centers Corp ‡	482	18
SBA Communications Corp, Cl A ‡	372	119
Simon Property Group Inc ‡	1,066	69
SL Green Realty Corp ‡	191	9
UDR Inc ‡	952	31
Ventas Inc ‡	1,217	51
Vornado Realty Trust ‡	469	16
Welltower Inc ‡	1,403	77
Weyerhaeuser Co ‡	2,551	73

		2,489

Utilities — 0.3%
AES Corp/The	2,161	39
Alliant Energy Corp	833	43
Ameren Corp	853	67

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
American Electric Power Co Inc	1,674	$137
American Water Works Co Inc	632	92
Atmos Energy Corp	402	38
CenterPoint Energy Inc	1,750	34
CMS Energy Corp	981	60
Consolidated Edison Inc	1,170	91
Dominion Energy Inc	2,857	225
DTE Energy Co	668	77
Duke Energy Corp	2,499	221
Edison International	1,248	63
Entergy Corp	693	68
Evergy Inc	778	40
Eversource Energy	1,146	96
Exelon Corp	3,391	121
FirstEnergy Corp	1,891	54
NextEra Energy Inc	1,659	460
NiSource Inc	1,208	27
NRG Energy Inc	813	25
Pinnacle West Capital Corp	349	26
PPL Corp	2,670	73
Public Service Enterprise Group Inc	1,776	98
Sempra Energy	993	118
Southern Co/The	3,544	192
WEC Energy Group Inc	1,112	108
Xcel Energy Inc	1,768	122

		2,815

Total Common Stock (Cost $53,719) ($ Thousands)		95,074

	Face Amount (Thousands)

MORTGAGE-BACKED SECURITIES — 7.2%

Agency Mortgage-Backed Obligations — 2.1%
FHLMC CMO, Ser 2014-4320, Cl SD, IO
5.948%, VAR ICE LIBOR USD 1 Month+6.100%, 07/15/2039	$437	87
FHLMC CMO, Ser 2019-4905, Cl SA, IO
5.948%, VAR ICE LIBOR USD 1 Month+6.100%, 08/25/2049	917	159
FHLMC CMO, Ser 2019-4936, Cl PS, IO
5.848%, VAR ICE LIBOR USD 1 Month+6.000%, 12/25/2049	330	40
FHLMC CMO, Ser 2019-4936, Cl ES, IO
5.848%, VAR ICE LIBOR USD 1 Month+6.000%, 12/25/2049	313	38
FHLMC CMO, Ser 2020-4980, Cl KI, IO
4.500%, 06/25/2050	7,339	860
FHLMC CMO, Ser 2020-4991, Cl IE, IO
5.000%, 07/25/2050	4,054	466
FHLMC CMO, Ser 2020-4998, Cl GI, IO
4.000%, 08/25/2050	3,515	485

SEI Institutional Managed Trust / Annual Report / September 30, 2020	269

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2020-5009, Cl DI, IO
2.000%, 09/25/2050	$1,865	$158
FHLMC CMO, Ser 2020-5012, Cl DI, IO
4.000%, 09/25/2050	1,209	163
FHLMC CMO, Ser 2020-5020, Cl IH, IO
3.000%, 08/25/2050	750	81
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA3, Cl M3
5.148%, VAR ICE LIBOR USD 1 Month+5.000%, 12/25/2028	387	399
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA1, Cl M2
3.398%, VAR ICE LIBOR USD 1 Month+3.250%, 07/25/2029	1,524	1,561
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2020-DNA3, Cl B1
5.248%, VAR ICE LIBOR USD 1 Month+5.100%, 06/25/2050 (A)	1,620	1,652
FNMA
2.790%, 01/01/2035 (H)	349	395
2.680%, 01/01/2035	100	112
FNMA CMO, Ser 2012-115, Cl DS, IO
5.952%, VAR ICE LIBOR USD 1 Month+6.100%, 10/25/2042	520	108
FNMA CMO, Ser 2015-30, Cl SJ, IO
5.452%, VAR ICE LIBOR USD 1 Month+5.600%, 05/25/2045	695	113
FNMA CMO, Ser 2015-34, Cl LS, IO
5.952%, VAR ICE LIBOR USD 1 Month+6.100%, 06/25/2045	1,063	180
FNMA CMO, Ser 2016-69, Cl BS, IO
5.952%, VAR ICE LIBOR USD 1 Month+6.100%, 10/25/2046	1,000	194
FNMA CMO, Ser 2017-104, Cl SB, IO
6.002%, VAR ICE LIBOR USD 1 Month+6.150%, 01/25/2048	2,255	390
FNMA CMO, Ser 2017-69, Cl SG, IO
6.002%, VAR ICE LIBOR USD 1 Month+6.150%, 09/25/2047	2,234	405
FNMA CMO, Ser 2017-86, Cl SB, IO
6.002%, VAR ICE LIBOR USD 1 Month+6.150%, 11/25/2047	1,938	348
FNMA CMO, Ser 2019-81, Cl SD, IO
5.852%, VAR ICE LIBOR USD 1 Month+6.000%, 01/25/2050	450	62
FNMA CMO, Ser 2020-45, Cl EI, IO
5.000%, 07/25/2050	596	90
FNMA CMO, Ser 2020-60, Cl NI, IO
4.000%, 09/25/2050	1,123	152
FNMA CMO, Ser 2020-60, Cl KI, IO
2.000%, 09/25/2050	3,231	273
FNMA CMO, Ser 2020-62, Cl GI, IO
4.000%, 06/25/2048	1,856	286

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA Connecticut Avenue Securities, Ser 2017-C05, Cl 1M2
2.348%, VAR ICE LIBOR USD 1 Month+2.200%, 01/25/2030	$939	$926
FNMA Connecticut Avenue Securities, Ser 2018-C03, Cl 1M2C
2.298%, VAR ICE LIBOR USD 1 Month+2.150%, 10/25/2030	2,470	2,360
GNMA CMO, Ser 2010-9, Cl XD, IO
6.448%, VAR ICE LIBOR USD 1 Month+6.600%, 01/16/2040	2,193	443
GNMA CMO, Ser 2013-124, Cl CS, IO
5.894%, VAR ICE LIBOR USD 1 Month+6.050%, 08/20/2043	221	43
GNMA CMO, Ser 2014-117, Cl SJ, IO
5.444%, VAR ICE LIBOR USD 1 Month+5.600%, 08/20/2044	630	124
GNMA CMO, Ser 2014-158, Cl SA, IO
5.448%, VAR ICE LIBOR USD 1 Month+5.600%, 10/16/2044	297	49
GNMA CMO, Ser 2015-110, Cl MS, IO
5.554%, VAR ICE LIBOR USD 1 Month+5.710%, 08/20/2045	347	56
GNMA CMO, Ser 2015-111, Cl IM, IO
4.000%, 08/20/2045	2,946	328
GNMA CMO, Ser 2015-168, Cl IP, IO
4.000%, 11/20/2045	1,175	98
GNMA CMO, Ser 2015-57, Cl AS, IO
5.444%, VAR ICE LIBOR USD 1 Month+5.600%, 04/20/2045	2,445	390
GNMA CMO, Ser 2016-109, Cl IH, IO
4.000%, 10/20/2045	1,702	152
GNMA CMO, Ser 2016-27, Cl IA, IO
4.000%, 06/20/2045	855	73
GNMA CMO, Ser 2017-112, Cl SJ, IO
5.504%, VAR ICE LIBOR USD 1 Month+5.660%, 07/20/2047	1,689	268
GNMA CMO, Ser 2018-105, Cl SC, IO
6.044%, VAR ICE LIBOR USD 1 Month+6.200%, 08/20/2048	444	72
GNMA CMO, Ser 2018-122, Cl HS, IO
6.044%, VAR ICE LIBOR USD 1 Month+6.200%, 09/20/2048	718	124
GNMA CMO, Ser 2018-122, Cl SE, IO
6.044%, VAR ICE LIBOR USD 1 Month+6.200%, 09/20/2048	1,111	180
GNMA CMO, Ser 2018-124, Cl SN, IO
6.044%, VAR ICE LIBOR USD 1 Month+6.200%, 09/20/2048	2,956	531
GNMA CMO, Ser 2018-137, Cl SN, IO
5.994%, VAR ICE LIBOR USD 1 Month+6.150%, 10/20/2048	1,087	159

270	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2018-139, Cl SQ, IO
5.994%, VAR ICE LIBOR USD 1 Month+6.150%, 10/20/2048	$796	$117
GNMA CMO, Ser 2018-67, Cl PS, IO
6.044%, VAR ICE LIBOR USD 1 Month+6.200%, 05/20/2048	3,621	567
GNMA CMO, Ser 2018-7, Cl DS, IO
5.544%, VAR ICE LIBOR USD 1 Month+5.700%, 01/20/2048	1,998	299
GNMA CMO, Ser 2018-72, Cl IB, IO
4.000%, 04/20/2046	764	90
GNMA CMO, Ser 2019-1, Cl SN, IO
5.894%, VAR ICE LIBOR USD 1 Month+6.050%, 01/20/2049	621	85
GNMA CMO, Ser 2019-110, Cl SD, IO
5.944%, VAR ICE LIBOR USD 1 Month+6.100%, 09/20/2049	1,561	242
GNMA CMO, Ser 2019-110, Cl SE, IO
5.944%, VAR ICE LIBOR USD 1 Month+6.100%, 09/20/2049	1,653	224
GNMA CMO, Ser 2019-128, Cl IO, IO
4.000%, 10/20/2049	1,234	137
GNMA CMO, Ser 2019-129, Cl AI, IO
3.500%, 10/20/2049	3,631	425
GNMA CMO, Ser 2019-151, Cl IA, IO
3.500%, 12/20/2049	2,592	288
GNMA CMO, Ser 2019-151, Cl NI, IO
3.500%, 10/20/2049	6,124	520
GNMA CMO, Ser 2019-4, Cl SJ, IO
5.894%, VAR ICE LIBOR USD 1 Month+6.050%, 01/20/2049	1,146	193
GNMA CMO, Ser 2019-52, Cl SK, IO
5.894%, VAR ICE LIBOR USD 1 Month+6.050%, 04/20/2049	1,601	203
GNMA CMO, Ser 2019-6, Cl SA, IO
5.894%, VAR ICE LIBOR USD 1 Month+6.050%, 01/20/2049	433	68
GNMA CMO, Ser 2019-69, Cl S, IO
3.114%, VAR ICE LIBOR USD 1 Month+3.270%, 06/20/2049	527	44
GNMA CMO, Ser 2019-78, Cl SE, IO
5.944%, VAR ICE LIBOR USD 1 Month+6.100%, 06/20/2049	408	55
GNMA CMO, Ser 2019-98, Cl SC, IO
5.894%, VAR ICE LIBOR USD 1 Month+6.050%, 08/20/2049	1,201	171

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2020-61, Cl SF, IO
6.284%, VAR ICE LIBOR USD 1 Month+6.440%, 07/20/2043	$2,866	$548

		19,909

Non-Agency Mortgage-Backed Obligations — 5.1%
Alternative Loan Trust, Ser 2005-81, Cl A1
0.428%, VAR ICE LIBOR USD 1 Month+0.280%, 02/25/2037	683	601
Barclays Commercial Mortgage Trust, Ser 2019-C5, Cl A4
3.063%, 11/15/2052	870	978
Benchmark Mortgage Trust, Ser 2019-B11, Cl XA, IO
1.198%, 05/15/2052 (H)	10,922	759
BX Commercial Mortgage Trust, Ser 2019- IMC, Cl E
2.302%, VAR ICE LIBOR USD 1 Month+2.150%, 04/15/2034 (A)	1,970	1,750
BX Trust, Ser 2018-GWMZ, Cl MC
5.640%, VAR ICE LIBOR USD 1 Month+5.488%, 05/15/2037 (A)	1,100	926
Capmark Military Housing Trust, Ser 2007- AET2, Cl A
6.063%, 10/10/2052 (A)	942	1,127
CGMS Commercial Mortgage Trust, Ser 2017- MDRA, Cl C
3.878%, 07/10/2030 (A)(H)	1,620	1,588
Credit Suisse Mortgage Trust, Ser 2019, Cl B
7.152%, 12/15/2021	1,440	1,311
CSMC, Ser 2014-USA, Cl E
4.373%, 09/15/2037 (A)	320	218
CSMC, Ser 2019-UVIL, Cl A
3.160%, 12/15/2041 (A)	950	925
CSMC, Ser 2020-4R, Cl 1A1
3.154%, VAR ICE LIBOR USD 1 Month+3.000%, 06/25/2047 (A)	994	1,002
CSWF, Ser 2018-TOP, Cl D
1.952%, VAR ICE LIBOR USD 1 Month+1.800%, 08/15/2035 (A)	1,072	1,013
FHLMC Stacr Remic Trust, Ser 2020-DNA1, Cl B1
2.448%, VAR ICE LIBOR USD 1 Month+2.300%, 01/25/2050 (A)	370	329
FNMA Connecticut Avenue Securities, Ser 2018-C03, Cl 1M2
2.298%, VAR ICE LIBOR USD 1 Month+2.150%, 10/25/2030	604	592
GE Business Loan Trust, Ser 2007-1, Cl C
0.602%, VAR ICE LIBOR USD 1 Month+0.450%, 04/16/2035 (A)	301	263

SEI Institutional Managed Trust / Annual Report / September 30, 2020	271

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GMACM Mortgage Loan Trust, Ser 2005-AF2, Cl A1
6.000%, 12/25/2035	$1,248	$1,179
GS Mortgage Securities Trust, Ser 2017-STAY, Cl E
2.552%, VAR ICE LIBOR USD 1 Month+2.400%, 07/15/2032 (A)	1,000	928
GS Mortgage Securities Trust, Ser 2018- SRP5, Cl C
5.731%, 09/15/2031	1,970	1,900
GS Mortgage Securities Trust, Ser 2020- DUNE, Cl A
1.262%, VAR ICE LIBOR USD 1 Month+1.100%, 12/15/2036 (A)	1,830	1,766
HarborView Mortgage Loan Trust, Ser 2006- 10, Cl 2A1B
0.401%, VAR ICE LIBOR USD 1 Month+0.240%, 11/19/2036	2,351	2,060
Impac CMB Trust, Ser 2005-4, Cl 1M1
0.793%, VAR ICE LIBOR USD 1 Month+0.645%, 05/25/2035	1,272	1,230
JPMorgan Chase Commercial Mortgage Securities Trust, Ser NNN, Cl FFL
2.652%, VAR ICE LIBOR USD 1 Month+2.500%, 01/16/2037 (A)	1,864	1,661
JPMorgan Chase Commercial Mortgage Securities Trust, Ser WPT, Cl FFL
3.059%, VAR ICE LIBOR USD 1 Month+2.900%, 07/05/2033 (A)	1,790	1,640
JPMCC Commercial Mortgage Securities Trust, Ser 2019-BOLT, Cl C
3.952%, VAR ICE LIBOR USD 1 Month+3.800%, 07/15/2034 (A)	1,697	1,508
JPMCC Commercial Mortgage Securities Trust, Ser 2019-BOLT, Cl XCP, IO
2.052%, 07/15/2034 (A)(H)	2,368	38
JPMorgan Chase Commercial Mortgage
Securities, Ser 2019-BKWD, Cl E
2.752%, VAR ICE LIBOR USD 1 Month+2.600%, 09/15/2029 (A)	1,730	1,532
Morgan Stanley Re-REMIC Trust, Ser 2010- R5, Cl 4B
1.376%, 06/26/2036 (A)	351	311
Motel 6 Trust, Ser 2017-MTL6, Cl F
4.402%, VAR ICE LIBOR USD 1 Month+4.250%, 08/15/2034 (A)	1,204	1,171
Natixis Commercial Mortgage Securities Trust, Ser 2019-TRUE, Cl A
3.511%, VAR ICE LIBOR USD 1 Month+2.011%, 04/18/2024 (A)	870	853
Nomura Asset Acceptance Alternative Loan
Trust, Ser 2003-A1, Cl M
6.558%, 05/25/2033 (H)	807	658

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Nomura Resecuritization Trust, Ser 2015-4R, Cl 5A1
1.475%, VAR ICE LIBOR USD 1 Month+0.430%, 03/26/2036 (A)	$524	$517
PMT Credit Risk Transfer Trust, Ser 2019-3R, Cl A
2.846%, VAR ICE LIBOR USD 1 Month+2.700%, 10/27/2022 (A)	786	755
Radnor, Ser 2020-1, Cl M1C
1.898%, VAR ICE LIBOR USD 1 Month+1.750%, 02/25/2030 (A)	1,830	1,710
RALI Series Trust, Ser 2006-QO2, Cl A2
0.418%, VAR ICE LIBOR USD 1 Month+0.270%, 02/25/2046	1,470	431
RALI Series Trust, Ser 2007-QO2, Cl A1
0.298%, VAR ICE LIBOR USD 1 Month+0.150%, 02/25/2047	1,027	504
Seasoned Credit Risk Transfer Trust, Ser 2018-1, Cl M
4.750%, 05/25/2057 (H)	1,720	1,682
Seasoned Credit Risk Transfer Trust, Ser 2018-3, Cl M
4.750%, 08/25/2057 (A)(H)	1,125	1,054
Seasoned Credit Risk Transfer Trust, Ser 2019-4, Cl M
4.500%, 02/25/2059 (A)(H)	1,720	1,691
Seasoned Credit Risk Transfer Trust, Ser 2020-1, Cl M
4.250%, 08/25/2059 (A)(H)	2,230	2,157
Seasoned Credit Risk Transfer Trust, Ser 2020-2, Cl M
4.250%, 11/25/2059 (A)(H)	830	813
Shops at Crystals Trust, Ser 2106-CSTL, Cl D
3.856%, 07/05/2036 (A)(H)	885	686
Tharaldson Hotel Portfolio Trust, Ser THL, Cl E
3.339%, VAR ICE LIBOR USD 1 Month+3.180%, 11/11/2034 (A)	1,742	1,427
Tharaldson Hotel Portfolio Trust, Ser THL, Cl F
4.111%, VAR ICE LIBOR USD 1 Month+3.952%, 11/11/2034 (A)	583	449
WaMu Mortgage Pass-Through Certificates Trust, Ser 2006-AR16, Cl 2A2
3.333%,12/25/2036 (H)	872	816
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR5, Cl 2A1
3.995%, 04/25/2036 (H)	744	699

		47,208

Total Mortgage-Backed Securities (Cost $68,507) ($ Thousands)		67,117

272	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES — 3.7%

Automotive — 0.4%

Avis Budget Rental Car Funding AESOP, Ser 2019-3A, Cl C
3.150%, 03/20/2026 (A)	$820	$806
Hertz Vehicle Financing II, Ser 2016-2A, Cl C
4.990%, 03/25/2022 (A)	3,000	2,946

		3,752

Mortgage Related Securities — 0.4%

ACE Securities Home Equity Loan Trust, Ser 2004-HE3, Cl M1
1.078%, VAR ICE LIBOR USD 1 Month+0.930%, 11/25/2034	626	620
Aegis Asset Backed Securities Trust, Ser 2005-5, Cl M1
0.578%, VAR ICE LIBOR USD 1 Month+0.430%, 12/25/2035	990	932
Asset Backed Securities Home Equity Loan Trust, Ser 2007-HE1, Cl A4
0.288%, VAR ICE LIBOR USD 1 Month+0.140%, 12/25/2036	1,731	1,654

		3,206

Other Asset-Backed Securities — 2.9%

522 Funding CLO, Ser 2019-5A, Cl E
7.615%, VAR ICE LIBOR USD 3 Month+7.340%, 01/15/2033 (A)	250	229
Apidos CLO XXII, Ser 2020-22A, Cl DR
7.022%, VAR ICE LIBOR USD 3 Month+6.750%, 04/20/2031 (A)	680	637
Avery Point VI CLO, Ser 2018-6A, Cl DR
3.199%, VAR ICE LIBOR USD 3 Month+2.950%, 08/05/2027 (A)	610	575
Benefit Street Partners CLO IV, Ser 2019-IVA, Cl CRR
4.072%, VAR ICE LIBOR USD 3 Month+3.800%, 01/20/2029 (A)	370	359
BlueMountain CLO, Ser 2018-1A, Cl CR
2.122%, VAR ICE LIBOR USD 3 Month+1.850%, 04/20/2027 (A)	700	664
BlueMountain CLO, Ser 2018-2A, Cl AR2
1.303%, VAR ICE LIBOR USD 3 Month+1.050%, 11/20/2028 (A)	340	338
BlueMountain CLO, Ser 2018-2A, Cl ER
5.472%, VAR ICE LIBOR USD 3 Month+5.200%, 07/18/2027 (A)	1,000	784
Bristol Park CLO, Ser 2020-1A, Cl ER
7.275%, VAR ICE LIBOR USD 3 Month+7.000%, 04/15/2029 (A)	500	470

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Carlyle Global Market Strategies CLO, Ser 2018-2RA, Cl A1
1.330%, VAR ICE LIBOR USD 3 Month+1.050%, 05/15/2031 (A)	$1,045	$1,031
Carlyle US CLO, Ser 2017-1A, Cl A1B
1.502%, VAR ICE LIBOR USD 3 Month+1.230%, 04/20/2031 (A)	646	638
Catskill Park CLO, Ser 2017-1A, Cl D
6.272%, VAR ICE LIBOR USD 3 Month+6.000%, 04/20/2029 (A)	900	802
Cent CLO 24, Ser 2018-24A, Cl CR
3.425%, VAR ICE LIBOR USD 3 Month+3.150%, 10/15/2026 (A)	520	481
Copper River CLO, Ser 2006-1A
0.000%, 01/20/2021 (A)(E)(L)	3,000	4
Countrywide Asset-Backed Certificates, Ser 2006-12, Cl 1A
0.278%, VAR ICE LIBOR USD 1 Month+0.130%, 12/25/2036	1,374	1,281
Credit Suisse European Mortgage Capital, Ser 2019-1OTF, Cl A
3.168%, VAR ICE LIBOR USD 3 Month+2.900%, 08/09/2024 (A)	985	976
CSMC Trust, Ser 2017-RPL1, Cl M2
3.063%, 07/25/2057 (A)(H)	1,190	964
Cumberland Park CLO, Ser 2018-2A, Cl DR
2.972%, VAR ICE LIBOR USD 3 Month+2.700%, 07/20/2028 (A)	500	477
Cumberland Park CLO, Ser 2018-2A, Cl ER
5.922%, VAR ICE LIBOR USD 3 Month+5.650%, 07/20/2028 (A)	600	521
Dividend Solar Loans, Ser 2019-1, Cl A
3.670%, 08/22/2039 (A)	551	566
First Franklin Mortgage Loan Trust, Ser 2006-FF15, Cl A5
0.308%, VAR ICE LIBOR USD 1 Month+0.160%, 11/25/2036	1,490	1,445
Flatiron CLO 17, Ser 2017-1A, Cl A
1.530%, VAR ICE LIBOR USD 3 Month+1.250%, 05/15/2030 (A)	500	498
Halsey Point CLO I, Ser 2019-1A, Cl F
8.472%, VAR ICE LIBOR USD 3 Month+8.200%, 01/20/2033 (A)	290	228
Jackson Mill CLO, Ser 2018-1A, Cl DR
3.075%, VAR ICE LIBOR USD 3 Month+2.800%, 04/15/2027 (A)	1,250	1,169
Jamestown CLO X, Ser 2017-10A, Cl A1
1.523%, VAR ICE LIBOR USD 3 Month+1.250%, 07/17/2029 (A)	750	747
KKR CLO, Ser 2018-21, Cl A
1.275%, VAR ICE LIBOR USD 3 Month+1.000%, 04/15/2031 (A)	500	491

SEI Institutional Managed Trust / Annual Report / September 30, 2020	273

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
LCM XXII, Ser 2018-22A, Cl DR
5.772%, VAR ICE LIBOR USD 3 Month+5.500%, 10/20/2028 (A)	$350	$274
Legacy Mortgage Asset Trust, Ser 2019-GS1, Cl A1
4.000%, 01/25/2059 (A)	577	587
Marathon, Ser 2005-2A
0.000%, 12/20/2019 (A)(E)(J)(L)	750	–
Marathon, Ser 2019-2A, Cl BA
3.572%, VAR ICE LIBOR USD 3 Month+3.300%, 01/20/2033 (A)	330	328
Oaktree CLO, Ser 2019-1A, Cl D
4.058%, VAR ICE LIBOR USD 3 Month+3.800%, 04/22/2030 (A)	250	216
Ocean Trails CLO IX, Ser 2020-9A, Cl A1
2.153%, VAR ICE LIBOR USD 3 Month+1.870%, 10/15/2029 (A)	270	271
Ocean Trails CLO IX, Ser 2020-9A, Cl A2
2.553%, VAR ICE LIBOR USD 3 Month+2.270%, 10/15/2029 (A)	310	311
OHA Loan Funding, Ser 2019-1A, Cl DR2
4.280%, VAR ICE LIBOR USD 3 Month+4.000%, 11/15/2032 (A)	250	249
OZLM VII, Ser 2018-7RA, Cl CR
3.273%, VAR ICE LIBOR USD 3 Month+3.000%, 07/17/2029 (A)	650	585
OZLM XI, Ser 2017-11A, Cl BR
2.568%, VAR ICE LIBOR USD 3 Month+2.300%, 10/30/2030 (A)	600	583
Parallel, Ser 2020-1A, Cl CR
2.272%, VAR ICE LIBOR USD 3 Month+2.000%, 07/20/2029 (A)	750	724
Popular ABS Mortgage Pass-Through Trust, Ser 2005-6, Cl A4
3.584%, 01/25/2036	525	528
Sound Point CLO XXIII, Ser 2019-2A, Cl A1
1.675%, VAR ICE LIBOR USD 3 Month+1.400%, 04/15/2032 (A)	710	710
Structured Asset Securities Mortgage Loan Trust, Ser 2006-GEL4, Cl M1
0.745%, VAR ICE LIBOR USD 1 Month+0.570%, 10/25/2036 (A)	2,202	2,149
Sunrun Atlas Issuer, Ser 2019-2, Cl A
3.610%, 02/01/2055 (A)	423	443
Symphony CLO XIX, Ser 2018-19A, Cl E
5.471%, VAR ICE LIBOR USD 3 Month+5.200%, 04/16/2031 (A)	250	209
Venture 31 CLO, Ser 2018-31A, Cl A1
1.302%, VAR ICE LIBOR USD 3 Month+1.030%, 04/20/2031 (A)	680	671
Voya CLO, Ser 2018-2A, Cl ER
5.656%, VAR ICE LIBOR USD 3 Month+5.400%, 07/23/2027 (A)	750	616

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Voya CLO, Ser 2018-3A, Cl A1A
1.425%, VAR ICE LIBOR USD 3 Month+1.150%, 10/15/2031 (A)	$750	$743
Wachovia Asset Securitization Issuance II, Ser 2007-HE1, Cl A
0.312%, VAR ICE LIBOR USD 1 Month+0.140%, 07/25/2037 (A)	351	310
Whitehorse XII, Ser 2018-12A, Cl D
3.925%, VAR ICE LIBOR USD 3 Month+3.650%, 10/15/2031 (A)	250	228
Zais Clo 16, Ser 2020-16A, Cl D1
5.770%, VAR ICE LIBOR USD 3 Month+5.480%, 10/20/2031 (A)	250	236

		27,346

Total Asset-Backed Securities (Cost $39,544) ($ Thousands)		34,304

CONVERTIBLE BONDS — 0.9%
Alteryx CV to 5.2809
1.000%, 08/01/2026	160	160
Apollo Commercial Real Estate Finance CV to 50.2260
4.750%, 08/23/2022	970	905
Blackstone Mortgage Trust CV to 28.0324
4.375%, 05/05/2022	1,580	1,519
Blackstone Mortgage Trust CV to 27.6052
4.750%, 03/15/2023	170	160
Cheniere Energy CV to 7.2265
4.250%, 03/15/2045	800	572
Digicel Group
7.000%, 10/01/2168 (A)	14	1
Etsy CV to 5.0007
0.125%, 09/01/2027 (A)	220	224
Euronet Worldwide CV to 5.2987
0.750%, 03/15/2049	170	163
Innovate Capital Pte CV to 107.1738
6.000%, 12/11/2024	68	9
Live Nation Entertainment CV to 9.4469
2.000%, 02/15/2025 (A)	1,500	1,355
PDC Energy CV to 11.7113
1.125%, 09/15/2021	1,030	977
Teva Pharmaceutical Finance CV to 25.1357
0.250%, 02/01/2026	1,590	1,543
Vishay Intertechnology CV to 31.8083
2.250%, 06/15/2025	630	609

Total Convertible Bonds (Cost $8,188) ($ Thousands)		8,197

274	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 0.2%

Illinois — 0.2%
Illinois State, GO
7.350%, 07/01/2035	$225	$255
5.100%, 06/01/2033	1,895	1,915

Total Municipal Bonds (Cost $2,077) ($ Thousands)		2,170

U.S. TREASURY OBLIGATIONS — 0.0%
U.S. Treasury Bonds
1.250%, 05/15/2050	170	161
U.S. Treasury Notes
0.250%, 06/30/2025	190	190

Total U.S. Treasury Obligations (Cost $353) ($ Thousands)		351

	Shares

PREFERRED STOCK — 0.0%
Financials — 0.0%
B. Riley Financial, 6.875%	7,900	192

Utilities — 0.0%
NextEra Energy (L)	850	41

Total Preferred Stock (Cost $238) ($ Thousands)		233

Total Investments in Securities — 93.1% (Cost $833,812) ($ Thousands)		$868,182

	Contracts

PURCHASED OPTIONS*(M) — 0.0%

Total Purchased Options (Cost $572) ($ Thousands)	7,320,136	$326

WRITTEN OPTIONS*(M) — (0.2)%

Total Written Options (Premiums Received $3,669) ($ Thousands)	(5,280,501)	$(2,089)

SEI Institutional Managed Trust / Annual Report / September 30, 2020	275

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Income Fund (Continued)

A list of the open exchange traded options contracts held by the Fund at September 30, 2020 is as follows:

Description	Number of Contracts	Notional Amount (Thousands) †	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTIONS — 0.0%

Put Options
December 2020, Add December 2020, S&P 500
E-mini to Future Option Display*	15	$76	$3,200.00	12/19/2020	$87
December 2020, Add December 2020, S&P 500
E-mini to Future Option Display*	22	77	3,000.00	12/19/2020	75
November 2020, S&P 500 E-mini 3rd Week Option*	47	130	3,000.00	11/21/2020	96
October 2020, S&P 500 E-mini 3rd Week Option*	52	212	3,000.00	10/17/2020	14
USD Put/MXN Call*	2,310,000	36	21.75	12/19/2020	52
USD Put/RUB Call*	1,450,000	18	72.06	10/17/2020	1

		549			325

Call Options
USD Call/GBP Put*	3,560,000	23	1.28	10/17/2020	1

Total Purchased Options		$572			$326

WRITTEN OPTIONS — (0.2)%

Put Options
October 2020, S&P 500 E-mini 3rd Week Option*	(18)	$(49)	2,800.00	10/17/20	$(1)
October 2020, S&P 500 E-mini 3rd Week Option*	(34)	(66)	2,750.00	10/17/20	(2)
December 2020, S&P 500 E-mini Option*	(12)	(13)	2,600.00	12/19/20	(12)
December 2020, S&P 500 E-mini Option*	(15)	(42)	2,900.00	12/19/20	(38)
USD Put/MXN Call*	(1,520,000)	(20)	20.68	11/21/20	(6)

		(190)			(59)

Call Options
SPX Short Index Option*	(211)	(1,651)	3,405.00	10/17/20	(901)
SPX Short Index Option*	(211)	(1,771)	3,385.00	10/17/20	(1,049)
USD Call/ RUB Put*	(1,450,000)	(21)	75.28	10/17/20	(53)
USD Call/MXN Put*	(2,310,000)	(36)	24.42	12/19/20	(27)

		(3,479)			(2,030)

Total Written Options		$(3,669)			$(2,089)

†	Represents Cost

A list of the open futures contracts held by the Fund at September 30, 2020 is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)

90-Day Euro$	(206)	Mar-2021	$ (51,329)	$ (51,400)	$(71)
Australian 10-Year Bond	21	Dec-2020	2,260	2,249	21
Euro-Bob	5	Dec-2020	800	792	–
Euro-Bund	(39)	Dec-2020	(8,016)	(7,981)	(71)
Long Gilt 10-Year Bond	(7)	Jan-2021	(1,247)	(1,232)	2
S&P 500 Index E-MINI	273	Dec-2020	45,703	45,755	51
U.S. 2-Year Treasury Note	490	Jan-2021	108,242	108,271	29
U.S. 5-Year Treasury Note	48	Jan-2021	6,049	6,049	–
U.S. 5-Year Treasury Note	(337)	Jan-2021	(42,450)	(42,473)	(23)

276	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
U.S. 10-Year Treasury Note	308	Dec-2020	$ 42,878	$ 42,976	$97
U.S. 10-Year Treasury Note	35	Dec-2020	4,884	4,884	–
U.S. Long Treasury Bond	(47)	Dec-2020	(8,344)	(8,285)	59
U.S. Long Treasury Bond	206	Dec-2020	36,093	36,314	221
U.S. Ultra Long Treasury Bond	(20)	Dec-2020	(4,435)	(4,436)	(1)
U.S. Ultra Long Treasury Bond	146	Dec-2020	32,795	32,385	(411)
Ultra 10-Year U.S. Treasury Note	(12)	Dec-2020	(1,924)	(1,919)	5
Ultra 10-Year U.S. Treasury Note	(31)	Dec-2020	(4,954)	(4,958)	(3)

			$ 157,005	$ 156,991	$(95)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2020 is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
BNP Paribas	10/16/20	CAD	660	USD	494	$ —
BNP Paribas	10/16/20	USD	3,405	CAD	4,660	85
BNP Paribas	10/16/20	USD	4,669	EUR	4,015	40
BNP Paribas	10/16/20	USD	1,959	EUR	1,650	(24)
BNP Paribas	10/16/20 - 10/19/20	EUR	3,700	USD	4,373	33
BNP Paribas	10/16/20	EUR	11,411	USD	12,863	(522)
BNP Paribas	01/19/21	MXN	10,400	USD	466	1
BNP Paribas	10/16/20 - 01/19/21	MXN	54,696	USD	2,419	(39)
BNP Paribas	01/19/21	USD	733	MXN	16,685	13
Citigroup	10/15/20	SAR	9,650	USD	2,573	1
Citigroup	10/16/20	USD	368	RUB	27,370	(16)
Citigroup	10/16/20	GBP	650	USD	842	1
Citigroup	10/16/20	GBP	45	USD	56	(2)
Citigroup	10/16/20	USD	1,386	NOK	12,540	(46)
Citigroup	10/16/20 - 11/09/20	USD	3,030	EUR	2,560	(26)
Citigroup	10/16/20 - 12/28/20	USD	3,939	MXN	89,651	105
Citigroup	10/16/20	MXN	300	USD	14	—
Citigroup	10/16/20	MXN	14,600	USD	650	(10)
Citigroup	11/09/20	EUR	11,984	USD	14,107	44
Credit Suisse First Boston	11/09/20	EUR	1,425	USD	1,678	5
Goldman Sachs	10/16/20	USD	384	MXN	8,785	13
Goldman Sachs	10/16/20	EUR	440	USD	517	1
Goldman Sachs	10/16/20	USD	1,904	EUR	1,607	(19)
Goldman Sachs	10/16/20 - 01/19/21	USD	1,421	RUB	111,968	12
Goldman Sachs	10/16/20	USD	1,255	RUB	93,700	(50)
Goldman Sachs	10/16/20 - 01/19/21	USD	4,431	JPY	471,299	40
Goldman Sachs	10/16/20	BRL	16,459	USD	3,063	144
Goldman Sachs	10/16/20	MXN	19,620	USD	920	33
Goldman Sachs	10/16/20	MXN	20,570	USD	909	(21)
Goldman Sachs	10/16/20	RUB	178,178	USD	2,449	157
Goldman Sachs	01/19/21	RUB	21,438	USD	268	(5)
Goldman Sachs	10/16/20	JPY	235,650	USD	2,233	(1)
JPMorgan Chase Bank	10/15/20	SAR	4,740	USD	1,264	—
JPMorgan Chase Bank	10/16/20	AUD	633	USD	442	(12)
JPMorgan Chase Bank	10/16/20	USD	2,078	CAD	2,819	33
JPMorgan Chase Bank	10/16/20 - 01/19/21	USD	2,390	NOK	22,510	17
JPMorgan Chase Bank	10/16/20	CAD	4,320	USD	3,292	57

SEI Institutional Managed Trust / Annual Report / September 30, 2020	277

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Income Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase Bank	10/16/20	CAD	2,550	USD	1,887	$ (22)
JPMorgan Chase Bank	10/16/20	NOK	4,470	USD	482	4
JPMorgan Chase Bank	10/16/20	NOK	15,290	USD	1,618	(16)
JPMorgan Chase Bank	10/16/20	IDR	113,153,060	USD	7,634	34
Morgan Stanley	11/09/20	USD	387	EUR	329	(1)
RBC	01/13/21	GBP	2,214	USD	2,852	(12)
Standard Bank	11/09/20	EUR	1,194	USD	1,414	13

						$ 42

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2020 is as follows:

Credit Default Swaps
Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDS-DAIGR	Buy	1.00%	Quarterly	12/20/2024	1,290	$(21)	$(24)	$3
CDS-DAIGR	Sell	1.00%	Quarterly	12/20/2024	(1,290)	7	12	(5)
CDX.NA.HY.30	Sell	5.00%	Quarterly	06/20/2023	(15,916)	634	661	(27)
CDX.NA.HY.34	Sell	5.00%	Quarterly	06/25/2025	(6,092)	294	(222)	516
CDX.NA.HY.35	Buy	5.00%	Quarterly	12/20/2025	1,733	(72)	(71)	(1)
CDX.NA.IG.34	Sell	1.00%	Quarterly	06/20/2023	(12,000)	101	162	(61)
CDX.NA.IG.34-V1	Sell	1.00%	Quarterly	06/20/2025	(23,050)	158	325	(167)
ICE CD Boeing Company	Sell	1.00%	Quarterly	06/20/2024	(525)	(37)	9	(46)
ICE CD CDXIG	Sell	1.00%	Quarterly	12/20/2024	(3,550)	29	79	(50)
ICE CD Chile	Sell	1.00%	Quarterly	06/20/2024	(410)	8	10	(2)
ICE CD Columbia	Sell	1.00%	Quarterly	12/20/2023	(4,600)	5	(32)	37
ICE CD Columbia	Sell	1.00%	Quarterly	06/20/2024	(2,410)	(10)	9	(19)
ICE CD General Electric	Sell	1.00%	Quarterly	06/20/2024	(1,225)	(13)	(10)	(3)
ICE CD Kingdom of Saudi Arabia	Sell	1.00%	Quarterly	06/20/2024	(5,490)	67	41	26
ICE CD Mexico	Sell	1.00%	Quarterly	06/20/2024	(1,160)	(5)	(11)	6
ICE CD Peru	Sell	1.00%	Quarterly	06/20/2024	(2,040)	34	28	6
ICE CD Peru	Sell	1.00%	Quarterly	12/20/2024	(1,620)	28	30	(2)
ICE CD Philippines	Sell	1.00%	Quarterly	12/20/2023	(740)	17	1	16
ICE CD Qatar	Sell	1.00%	Quarterly	06/20/2024	(400)	10	7	3
ICE CD Qatar	Sell	1.00%	Quarterly	12/20/2024	(860)	22	17	5

						$1,256	$1,021	$235

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
PLN @ 0.25%	WIBR3M	Quarterly	12/16/2021	PLN	22,350	$(4)	$(1)	$(3)
0.74%	USD-SOFRRATE	Annually	08/19/2045	USD	910	16	–	16
0.56%	CMENA IR SWAP (SOFRRATE)	Annually	07/20/2045	USD	7,020	405	18	387
0.25%	EURO6M	Semi-Annually	12/16/2040	EUR	510	(27)	(21)	(6)
-0.25%	EURO6M	Semi-Annually	12/16/2030	EUR	720	3	6	(3)
0.75%	6-MONTH GBP - LIBOR	Semi-Annually	12/16/2030	GBP	620	(27)	(26)	(1)
-0.25%	EURO6M	Semi-Annually	12/16/2027	USD	1,740	(12)	(9)	(3)
-0.25%	EURO6M	Semi-Annually	12/16/2025	EUR	3,780	(38)	(32)	(6)
WIBR6M	0.75%	Annually	12/16/2025	PLN	4,500	12	(1)	13
28-DAY MXN -TIIE	5.10%	Monthly	12/10/2025	MXN	71,000	(4)	–	(4)
3-MONTH CNY -CNREPOFIX	2.50%	Quarterly	06/17/2025	CNY	19,260	(14)	12	(26)
BZDIOVRA	6.26%	Monthly	01/02/2025	BRL	2,890	(5)	7	(12)

278	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
USD-LIBOR-BBA	0.38%	Semi-Annually	08/31/2024	USD	19,352	$73	$11	$62
28-DAY MXN - TIIE	7.20%	Monthly	07/17/2024	MXN	365,383	1,386	–	1,386
BZDIOVRA	4.93%	Monthly	01/02/2024	BRL	10,100	43	2	41
-0.50%	EURO6M	Semi-Annually	12/16/2023	EUR	4,130	4	6	(2)
EUR006M	EUR @ -0.50%	Annually	12/16/2022	EUR	5,050	(1)	(6)	5
28-DAY MXN - TIIE	4.50%	Monthly	12/14/2022	MXN	48,520	(3)	1	(4)
1.00%	3MONTH LIBOR	Quarterly	02/15/2047	USD	2,065	53	25	28
0.25%	EURO6M	Semi-Annually	12/16/2050	EUR	390	(37)	(28)	(9)

						$1,823	$(36)	$1,859

A list of open OTC swap agreements held by the Fund at September 30, 2020 is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Citibank	1-DAY BRL - CETIP	0.07024%	Annually	01/04/2027	BRL	3,600	$(17)	$–	$(17)
Citibank	1-DAY BRL - CETIP	0.07024%	Annually	01/04/2027	BRL	4,300	(21)	2	(23)
Citibank	1-DAY BRL - CETIP	0.07024%	Annually	01/04/2027	BRL	4,628	(24)	2	(26)
Citibank	1-DAY BRL - CETIP	6.87%	Annually	01/04/2027	BRL	15,030	–	–	–
JPMorgan Chase	1-DAY BRL - CETIP	0.07044%	Annually	01/04/2027	BRL	3,000	(14)	–	(14)

							$(76)	$4	$(80)

Percentages are based on Net Assets of $932,271 ($ Thousands).
*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2020, the value of these securities amounted to $305,284 ($ Thousands), representing 32.7% of the Net Assets of the Fund.

(B)	Security, or a portion thereof, is owned through a holding entity, Bamboo Temple, LLC.
(C)	Security is in default on interest payment.
(D)	Perpetual security with no stated maturity date.
(E)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(F)	Securities considered illiquid. The total value of such securities as of September 30, 2020 was $556 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.
(G)	Step Bonds – Represents the current rate, the step rate, the step date and the final maturity date.
(H)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(I)	Unsettled bank loan. Interest rate may not be available.
(J)	Level 3 security in accordance with fair value hierarchy.
(K)

Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2020 was $57 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.

(L)	Interest rate may not be available.
(M)	Refer to table below for details on Options Contracts.

ABS — Asset-Backed Security

AUD — Australian Dollar

BBA — British Bankers Association

BRL — Brazilian Real

CAD — Canadian Dollar

CETIP — Central of Custody and Financial Settlement of Securities

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

CNY — Chinese Yuan Onshore

CV — Convertible Security

DAC — Designated Activity Company

EUR — Euro

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

GO — General Obligation

ICE— Intercontinental Exchange

IDR — Indonesian Rupiah

IO — Interest Only — face amount represents notional amount.

JPY — Japanese Yen

JSC — Joint-Stock Company

LIBOR— London Interbank Offered Rate

LLC — Limited Liability Company

L.P. — Limited Partnership

Ltd. — Limited

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

MXN — Mexican Peso

NOK — Norwegian Krone

PIK — Payment-in-Kind

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

PLN — Polish Zloty

Pty — Proprietary

REMIC — Real Estate Mortgage Investment Conduit

RUB — Russian Ruble

S&P — Standard & Poor’s

SAR — Saudi Riyal

Ser — Series

SPX — Standard & Poor’s 500 Index

SEI Institutional Managed Trust / Annual Report / September 30, 2020	279

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Income Fund (Concluded)

TIIE — Interbank Equilibrium Interest Rate

ULC — Unlimited Liability Company

USD — U.S. Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Corporate Obligations	–	445,734	–	445,734
Sovereign Debt	–	110,814	–	110,814
Loan Participations	–	103,956	232	104,188
Common Stock	95,017	–	57	95,074
Mortgage-Backed Securities	–	67,117	–	67,117
Asset-Backed Securities	–	34,304	–	34,304
Convertible Bonds	–	8,197	–	8,197
Municipal Bonds	–	2,170	–	2,170
U.S. Treasury Obligations	–	351	–	351
Preferred Stock	–	233	–	233

Total Investments in Securities	95,017	772,876	289	868,182

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Options	326	–	–	326
Written Options	(2,089)	–	–	(2,089)
Futures Contracts*
Unrealized Appreciation	485	–	–	485
Unrealized Depreciation	(580)	–	–	(580)
Forwards Contracts*
Unrealized Appreciation	–	886	–	886
Unrealized Depreciation	–	(844)	–	(844)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Appreciation	–	618	–	618
Unrealized Depreciation	–	(383)	–	(383)
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	1,938	–	1,938
Unrealized Depreciation	–	(79)	–	(79)
OTC Swaps
Interest Rate Swaps*
Unrealized Depreciation	–	(80)	–	(80)

Total Other Financial Instruments	(1,858)	2,056	–	198

*	Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

(1) The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

	Investments in Asset-Backed Securities	Investments in Loan Participations	Investments in Common Stock

Balance as of October 1, 2019	$1	$1,189	$57

Accrued discounts/premiums	–	–	–

Realized gain/(loss)	–	–	–

Change in unrealized appreciation/ (depreciation)	720	945	–

Purchases	–	–	–

Sales	(721)	(1,902)	–

Net transfer into Level 3	–	–	–

Net transfer out of Level 3	–	–	–

Ending Balance as of September 30, 2020	$–	$232	$57

Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$720	$945	$–

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

280	SEI Institutional Managed Trust / Annual Report / September 30, 2020

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Inflation Managed Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 68.5%
U.S. Treasury Bills
0.117%, 02/25/2021 (A)(B)	$7,500	$7,497
0.113%, 12/31/2020 (A)(B)	6,500	6,499
0.105%, 12/03/2020 (A)(B)	5,500	5,499
0.098%, 11/27/2020 (A)(B)	3,000	2,999
0.091%, 11/05/2020 (A)(B)	50,000	49,996
U.S. Treasury Inflation Protected Securities
2.375%, 01/15/2025	19,134	22,217
2.000%, 01/15/2026	15,071	17,754
0.625%, 07/15/2021 (C)	17,862	18,123
0.625%, 04/15/2023 (C)	34,094	35,674
0.625%, 01/15/2024 (L)	28,783	30,589
0.625%, 01/15/2026	12,088	13,326
0.500%, 04/15/2024	6,292	6,681
0.375%, 07/15/2023 (C)	31,453	33,003
0.375%, 07/15/2025 (C)	75,436	81,907
0.250%, 01/15/2025	9,233	9,852
0.125%, 01/15/2022	10,938	11,112
0.125%, 04/15/2022 (M)	12,240	12,457
0.125%, 07/15/2022 (C)	43,210	44,331
0.125%, 01/15/2023 (C)	27,154	27,990
0.125%, 07/15/2024 (C)	19,860	21,010
0.125%, 10/15/2024 (L)	38,668	41,047
0.125%, 07/15/2026	22,833	24,770
U.S. Treasury Notes
0.400%, VAR US Treasury 3 Month Bill Money Market Yield+0.300%, 10/31/2021 (A)	5,300	5,317
0.214%, VAR US Treasury 3 Month Bill Money Market Yield+0.114%, 04/30/2022 (A)	4,100	4,104

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
0.155%, VAR US Treasury 3 Month Bill Money Market Yield+0.055%, 07/31/2022 (A)	$1,500	$1,500

Total U.S. Treasury Obligations (Cost $514,694) ($ Thousands)		535,254

	Shares

COMMON STOCK — 23.2%

Communication Services — 1.8%
Activision Blizzard Inc	3,747	303
Alphabet Inc, Cl A *	758	1,111
Alphabet Inc, Cl C *	842	1,237
Anterix Inc *	1,229	40
AT&T Inc (D)	73,247	2,088
ATN International Inc	1,075	54
CenturyLink Inc	10,271	104
Cinemark Holdings Inc	2,200	22
Electronic Arts Inc *	1,676	219
Facebook Inc, Cl A *	6,952	1,821
GCI Liberty Inc *	1,400	115
Iridium Communications Inc *	3,021	77
Liberty Media Corp-Liberty Braves *	6,900	145
Liberty Media Corp-Liberty Formula One, Cl C *	1,800	65
Live Nation Entertainment Inc *	700	38
Madison Square Garden Entertainment Corp *	1,178	81
Madison Square Garden Sports Corp *	973	146
Match Group Inc *	147	16
Netflix Inc *	2,225	1,113
Pinterest Inc, Cl A *	421	17
Roku Inc, Cl A *	451	85
Shenandoah Telecommunications Co	500	22
Spok Holdings Inc	3,900	37
Spotify Technology SA *	617	150
Take-Two Interactive Software Inc, Cl A *	800	132
Telephone and Data Systems Inc	1,422	26
T-Mobile US Inc *	5,035	576
Twitter Inc *	1,787	79
United States Cellular Corp *	600	18
Verizon Communications Inc	39,814	2,369
ViacomCBS Inc, Cl B	2,385	67
Vonage Holdings Corp *	4,800	49
Walt Disney Co/The	10,667	1,324
Zynga Inc, Cl A *	3,891	35

		13,781

Consumer Staples — 6.1%
Altria Group Inc (D)	42,031	1,624
Andersons Inc/The	1,700	33
Archer-Daniels-Midland Co	13,200	614
B&G Foods Inc, Cl A	1,029	29

SEI Institutional Managed Trust / Annual Report / September 30, 2020	281

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
BellRing Brands, Cl A *	800	$17
Beyond Meat Inc *	1,200	199
BJ’s Wholesale Club Holdings Inc *	3,400	141
Boston Beer Co Inc/The, Cl A *	150	132
Brown-Forman Corp, Cl A	1,128	77
Brown-Forman Corp, Cl B	3,517	265
Bunge Ltd	4,636	212
Calavo Growers Inc	954	63
Cal-Maine Foods Inc *	1,150	44
Campbell Soup Co	4,096	198
Casey’s General Stores Inc	1,097	195
Central Garden & Pet Co, Cl A *	1,500	54
Church & Dwight Co Inc	5,679	532
Clorox Co/The	2,714	570
Coca-Cola Co/The (D)	84,878	4,190
Coca-Cola Consolidated Inc	200	48
Colgate-Palmolive Co	19,323	1,491
Conagra Brands Inc	10,886	389
Constellation Brands Inc, Cl A	3,421	648
Costco Wholesale Corp (D)	10,019	3,557
Coty Inc, Cl A	5,365	14
Darling Ingredients Inc *	3,036	109
Edgewell Personal Care Co *	1,934	54
Energizer Holdings Inc	1,713	67
Estee Lauder Cos Inc/The, Cl A	5,113	1,116
Flowers Foods Inc	6,007	146
Fresh Del Monte Produce Inc	1,189	27
Freshpet Inc *	800	89
General Mills Inc	13,295	820
Grocery Outlet Holding Corp *	2,100	83
Hain Celestial Group Inc/The *	2,834	97
Herbalife Nutrition Ltd *	2,808	131
Hershey Co/The	3,594	515
Hormel Foods Corp	7,139	349
Hostess Brands Inc, Cl A *	3,370	42
Ingles Markets Inc, Cl A	553	21
Ingredion Inc	2,282	173
Inter Parfums Inc	900	34
J & J Snack Foods Corp	727	95
J M Smucker Co/The	2,914	337
John B Sanfilippo & Son Inc	500	38
Kellogg Co	6,012	388
Keurig Dr Pepper Inc	7,946	219
Kimberly-Clark Corp	7,858	1,160
Kraft Heinz Co/The	14,318	429
Kroger Co/The	17,936	608
Lamb Weston Holdings Inc	3,405	226
Lancaster Colony Corp	850	152
McCormick & Co Inc/MD	2,773	538
Medifast Inc	154	25
Molson Coors Beverage Co, Cl B	4,474	150
Mondelez International Inc, Cl A	30,904	1,776

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Monster Beverage Corp *	8,321	$667
National Beverage Corp, Cl A *	400	27
Nu Skin Enterprises Inc, Cl A	1,043	52
PepsiCo Inc (D)	29,892	4,143
Performance Food Group Co *	3,395	117
Philip Morris International Inc (D)	34,889	2,616
Pilgrim’s Pride Corp *	1,078	16
Post Holdings Inc *	1,972	170
PriceSmart Inc	2,253	150
Primo Water Corp	4,125	59
Procter & Gamble Co/The (D)	53,714	7,466
Reynolds Consumer Products Inc	1,300	40
Sanderson Farms Inc	601	71
Seaboard Corp	26	74
Simply Good Foods Co/The *	1,900	42
Spectrum Brands Holdings Inc	1,866	107
Sprouts Farmers Market Inc *	3,128	65
Sysco Corp, Cl A	11,429	711
Tootsie Roll Industries Inc	1,721	53
TreeHouse Foods Inc *	1,131	46
Tyson Foods Inc, Cl A (D)	6,958	414
Universal Corp/VA	922	39
US Foods Holding Corp *	5,256	117
USANA Health Sciences Inc *	500	37
Vector Group Ltd	5,329	52
Village Super Market Inc, Cl A	3,156	78
Walgreens Boots Alliance Inc	19,315	694
Walmart Inc (D)	30,828	4,313
WD-40 Co	461	87
Weis Markets Inc	1,400	67

		47,940

Energy — 5.2%
Antero Midstream Corp	18,500	99
Antero Resources Corp *	9,447	26
Apache Corp	22,048	209
Arch Resources	1,200	51
Archrock Inc	9,200	49
Baker Hughes Co, Cl A	40,910	544
Berry Corp	3,353	11
Brigham Minerals, Cl A	5,683	51
Cabot Oil & Gas Corp	25,225	438
Cactus Inc, Cl A	2,200	42
ChampionX Corp *	12,338	99
Cheniere Energy Inc *	15,032	695
Chevron Corp (D)	118,456	8,529
Cimarex Energy Co	6,989	170
CNX Resources Corp *	8,960	85
Concho Resources Inc	12,928	570
ConocoPhillips (D)	67,798	2,227
Continental Resources Inc/OK, Cl A	5,893	72
CVR Energy Inc	2,400	30
Delek US Holdings Inc	3,233	36

282	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Devon Energy Corp	24,932	$236
DHT Holdings Inc	3,000	15
Diamondback Energy Inc, Cl A	10,878	328
Dril-Quip Inc *	3,288	81
EOG Resources Inc	37,498	1,348
EQT Corp	14,398	186
Equitrans Midstream Corp	26,822	227
Exxon Mobil Corp (D)	269,969	9,268
Falcon Minerals Corp	16,100	39
Frank’s International *	11,300	17
Frontline Ltd	11,886	77
Golar LNG Ltd	5,177	31
Halliburton Co	54,969	662
Helix Energy Solutions Group Inc *	6,312	15
Helmerich & Payne Inc	8,238	121
Hess Corp	17,720	725
HollyFrontier Corp	9,831	194
Kinder Morgan Inc	126,987	1,566
Kosmos Energy Ltd	27,400	27
Liberty Oilfield Services Inc, Cl A	7,870	63
Magnolia Oil & Gas Corp *	6,809	35
Marathon Oil Corp	51,762	212
Marathon Petroleum Corp (D)	41,704	1,224
Matador Resources Co *	7,600	63
Murphy Oil Corp	9,523	85
National Oilwell Varco Inc, Cl A	27,323	248
NexTier Oilfield Solutions Inc *	9,300	17
Noble Energy Inc	31,331	268
Nordic American Tankers Ltd	4,900	17
Occidental Petroleum Corp	50,809	509
Oceaneering International Inc, Cl A *	3,277	11
ONEOK Inc	28,954	752
Ovintiv	16,270	133
Par Pacific Holdings Inc *	6,195	42
Parsley Energy Inc, Cl A	19,349	181
Patterson-UTI Energy Inc	10,859	31
PBF Energy Inc, Cl A	5,120	29
PDC Energy Inc, Cl A *	7,414	92
Peabody Energy Corp	17,400	40
Phillips 66	28,074	1,455
Pioneer Natural Resources Co	10,675	918
ProPetro Holding Corp *	1,894	8
Range Resources Corp	10,357	69
Renewable Energy Group Inc *	2,300	123
REX American Resources Corp *	307	20
Schlumberger NV, Cl A	89,898	1,399
Scorpio Tankers Inc	2,888	32
SEACOR Holdings Inc, Cl A *	1,100	32
SFL Corp Ltd	5,683	43
Southwestern Energy Co *	28,922	68
Targa Resources Corp	15,459	217
Transocean Ltd *(D)	31,635	25

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Valero Energy Corp (D)	26,847	$1,163
Williams Cos Inc/The	79,044	1,553
World Fuel Services Corp	3,840	81
WPX Energy Inc *	23,879	117

		40,571

Health Care — 4.8%
10X Genomics Inc, Cl A *	522	65
Abbott Laboratories	13,202	1,437
AbbVie Inc	13,191	1,155
ABIOMED Inc *	424	117
Acadia Healthcare Co Inc, Cl A *	1,166	34
ACADIA Pharmaceuticals Inc *	1,000	41
Acceleron Pharma Inc *	500	56
Adaptive Biotechnologies Corp *	1,046	51
Agilent Technologies Inc	2,498	252
Agios Pharmaceuticals Inc *	800	28
Alexion Pharmaceuticals Inc *	1,951	223
Align Technology Inc *	601	197
Alkermes PLC *	2,611	43
Allscripts Healthcare Solutions Inc *	4,458	36
Alnylam Pharmaceuticals Inc *	973	142
Amedisys Inc *	200	47
AmerisourceBergen Corp, Cl A	1,533	149
Amgen Inc, Cl A (D)	4,580	1,164
Amicus Therapeutics Inc *	3,123	44
Amphastar Pharmaceuticals Inc *	3,993	75
ANI Pharmaceuticals Inc *	2,100	59
Anthem Inc	1,983	533
Arena Pharmaceuticals Inc *	1,141	85
Arrowhead Pharmaceuticals Inc *	226	10
Atrion Corp	100	63
Avanos Medical Inc *	2,458	82
Avantor Inc *	2,406	54
Baxter International Inc (D)	4,657	375
Becton Dickinson and Co	2,135	497
Biogen Inc *	1,462	415
BioMarin Pharmaceutical Inc *	1,743	133
Bio-Rad Laboratories Inc, Cl A *	202	104
Bio-Techne Corp	358	89
BioTelemetry Inc *	900	41
Bluebird Bio Inc *	597	32
Blueprint Medicines Corp *	540	50
Boston Scientific Corp *	11,093	424
Bridgebio Pharma *	2,150	81
Bristol-Myers Squibb Co	17,057	1,028
Bruker Corp	1,024	41
Cantel Medical Corp	1,404	62
Cardinal Health Inc	3,175	149
Cardiovascular Systems Inc *	256	10
Catalent Inc *	1,229	105
Centene Corp *	4,050	236
Cerner Corp	2,881	208

SEI Institutional Managed Trust / Annual Report / September 30, 2020	283

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Change Healthcare Inc *	1,100	$16
Charles River Laboratories International Inc *	553	125
Chemed Corp	150	72
Cigna Corp	2,921	495
CONMED Corp	400	31
Cooper Cos Inc/The, Cl A	472	159
CorVel Corp *	300	26
Covetrus Inc *	1,835	45
CVS Health Corp	10,878	635
Danaher Corp, Cl A	4,517	973
DaVita Inc *	858	74
DENTSPLY SIRONA Inc	2,904	127
DexCom Inc *	617	254
Edwards Lifesciences Corp, Cl A *	4,941	394
Elanco Animal Health Inc *	4,700	131
Eli Lilly and Co	6,082	900
Enanta Pharmaceuticals Inc *	1,100	50
Encompass Health Corp	1,278	83
Ensign Group Inc/The	379	22
Envista Holdings Corp *	1,700	42
Exact Sciences Corp *	1,039	106
Exelixis Inc *	2,304	56
FibroGen *	1,386	57
Gilead Sciences Inc (D)	10,394	657
Global Blood Therapeutics Inc *	800	44
Globus Medical Inc, Cl A *	800	40
Guardant Health Inc *	534	60
Haemonetics Corp *	628	55
Halozyme Therapeutics Inc *	1,268	33
HCA Healthcare Inc	2,059	257
Health Catalyst Inc *	2,300	84
HealthEquity Inc *	600	31
HealthStream Inc *	7,600	153
Henry Schein Inc *	1,503	88
Hill-Rom Holdings Inc	563	47
HMS Holdings Corp *	1,600	38
Hologic Inc *	2,117	141
Horizon Therapeutics PLC *	1,228	95
Humana Inc	956	396
ICU Medical Inc *	324	59
IDEXX Laboratories Inc *	616	242
Illumina Inc *	1,153	356
Immunomedics Inc *	1,131	96
Incyte Corp *	1,643	147
Innoviva Inc *	2,800	29
Insmed Inc *	855	27
Insulet Corp *	410	97
Integer Holdings Corp *	500	30
Integra LifeSciences Holdings Corp *	628	30
Intuitive Surgical Inc *	863	612
invitae Corp *	648	28

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ionis Pharmaceuticals Inc *	1,276	$61
Iovance Biotherapeutics Inc *	1,500	49
IQVIA Holdings Inc *	1,782	281
iRhythm Technologies Inc *	200	48
Ironwood Pharmaceuticals Inc, Cl A *	2,400	22
Jazz Pharmaceuticals PLC *	929	132
Johnson & Johnson (D)	19,969	2,973
Laboratory Corp of America Holdings *	933	176
LHC Group Inc *	400	85
Ligand Pharmaceuticals Inc *	278	27
Luminex Corp	1,000	26
Masimo Corp *	392	93
McKesson Corp	1,339	199
MEDNAX Inc *	1,533	25
Medpace Holdings Inc *	300	34
Medtronic PLC	10,549	1,096
Merck & Co Inc	19,293	1,600
Merit Medical Systems Inc *	600	26
Mesa Laboratories Inc	102	26
Mettler-Toledo International Inc *	210	203
Mirati Therapeutics Inc *	366	61
Moderna Inc *	1,009	71
Molina Healthcare Inc *	538	98
Momenta Pharmaceuticals Inc *	500	26
Mylan NV *	7,087	105
MyoKardia Inc *	256	35
Natera Inc *	641	46
National HealthCare Corp	614	38
Natus Medical Inc *	1,200	21
Nektar Therapeutics, Cl A *	2,284	38
Neogen Corp, Cl B *	1,069	84
NeoGenomics Inc *	922	34
Neurocrine Biosciences Inc *	728	70
Nevro Corp *	200	28
NextGen Healthcare Inc *	5,716	73
Novavax Inc *	268	29
Novocure Ltd *	1,100	122
NuVasive Inc *	500	24
Omnicell Inc *	650	49
Orthofix Medical Inc *	3,072	96
Pacira BioSciences Inc *	700	42
Patterson Cos Inc	2,377	57
Penumbra Inc *	350	68
PerkinElmer Inc	922	116
Perrigo Co PLC	1,330	61
Pfizer Inc	42,435	1,557
Phibro Animal Health Corp, Cl A	1,600	28
PRA Health Sciences Inc *	898	91
Premier Inc, Cl A	600	20
Prestige Consumer Healthcare Inc, Cl A *	600	22
Providence Service Corp/The *	205	19
PTC Therapeutics *	700	33

284	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
QIAGEN NV *	2,304	$120
Quest Diagnostics Inc	1,133	130
Regeneron Pharmaceuticals Inc *	723	405
Repligen Corp *	488	72
ResMed Inc	1,214	208
Sage Therapeutics Inc *	797	49
Sarepta Therapeutics Inc *	609	86
Seattle Genetics Inc *	852	167
STAAR Surgical Co *	180	10
STERIS PLC	717	126
Stryker Corp	2,931	611
Supernus Pharmaceuticals Inc *	3,737	78
Syneos Health Inc, Cl A *	373	20
Tandem Diabetes Care Inc *	400	45
Teladoc Health Inc *	161	35
Teleflex Inc	392	133
Thermo Fisher Scientific Inc	2,907	1,284
Ultragenyx Pharmaceutical Inc *	476	39
United Therapeutics Corp *	461	47
UnitedHealth Group Inc (D)	6,954	2,168
Universal Health Services Inc, Cl B	998	107
US Physical Therapy Inc	726	63
Varex Imaging Corp *	1,200	15
Varian Medical Systems Inc *	870	150
Veeva Systems Inc, Cl A *	770	217
Vertex Pharmaceuticals Inc *	2,028	552
Waters Corp *	701	137
West Pharmaceutical Services Inc	470	129
Wright Medical Group NV *	1,377	42
Xencor Inc *	2,509	97
Zimmer Biomet Holdings Inc	1,846	251
Zoetis Inc, Cl A	3,443	569

		37,773

Information Technology — 1.5%
Accenture PLC, Cl A	1,256	284
ACI Worldwide Inc *	1,792	47
Adobe Inc *	881	432
Amdocs Ltd	1,653	95
ANSYS Inc *	154	50
Aspen Technology Inc *	476	60
Atlassian Corp PLC, Cl A *	100	18
Autodesk Inc, Cl A *	463	107
Automatic Data Processing Inc	1,240	173
Black Knight Inc *	400	35
Blackbaud Inc, Cl A	800	45
Bottomline Technologies DE Inc *	717	30
Broadridge Financial Solutions Inc	400	53
Cadence Design Systems Inc *	782	83
Cass Information Systems Inc	2,700	109
CDK Global Inc	1,065	46
Citrix Systems Inc	300	41
Cognizant Technology Solutions Corp, Cl A	1,945	135

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
CommVault Systems Inc *	1,200	$49
CSG Systems International Inc	666	27
Datadog Inc, Cl A *	175	18
Ebix Inc	3,500	72
EPAM Systems Inc *	102	33
Euronet Worldwide Inc *	427	39
Fidelity National Information Services Inc, Cl B	1,118	165
Fiserv Inc, Cl A *	1,300	134
FleetCor Technologies Inc *	205	49
Fortinet Inc *	350	41
Gartner Inc *	500	62
Genpact Ltd	700	27
Global Payments Inc	762	135
Guidewire Software Inc, Cl Z *	500	52
International Business Machines Corp	2,550	310
Intuit Inc	773	252
Jack Henry & Associates Inc	251	41
KBR Inc	5,600	125
Manhattan Associates Inc *	614	59
ManTech International Corp/VA, Cl A	256	18
Mastercard Inc, Cl A	1,913	647
MAXIMUS Inc	600	41
Microsoft Corp (D)	17,134	3,604
MicroStrategy Inc, Cl A *	1,205	181
NortonLifeLock Inc	1,406	29
Nuance Communications Inc *	1,126	37
Oracle Corp, Cl B	4,496	268
PagerDuty Inc *	1,465	40
Palo Alto Networks Inc *	296	72
Paychex Inc	1,375	110
Paycom Software Inc *	51	16
PayPal Holdings Inc *	2,177	429
Pegasystems Inc	470	57
Perspecta Inc	4,915	96
Progress Software Corp	922	34
Proofpoint Inc *	100	11
PTC Inc *	600	50
QAD Inc, Cl A	3,277	138
Qualys Inc *	154	15
salesforce.com Inc *	1,846	464
ServiceNow Inc *	312	151
Slack Technologies Inc, Cl A *	1,514	41
Splunk Inc *	358	67
Square Inc, Cl A *	570	93
SS&C Technologies Holdings Inc	560	34
Synopsys Inc *	461	99
Teradata Corp *	1,000	23
Twilio Inc, Cl A *	200	49
Verint Systems Inc *	600	29
Visa Inc, Cl A	3,787	757
VMware Inc, Cl A *	120	17

SEI Institutional Managed Trust / Annual Report / September 30, 2020	285

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Western Union Co/The	2,605	$56
WEX Inc *	200	28
Workday Inc, Cl A *	551	119
Xperi Holding Corp	6,708	77
Zoom Video Communications Inc, Cl A *	112	53

		11,583

Real Estate — 2.5%
Acadia Realty Trust ‡	3,727	39
Agree Realty Corp ‡	900	57
Alexander & Baldwin Inc ‡	2,438	27
Alexander’s Inc ‡	400	98
Alexandria Real Estate Equities Inc ‡	1,714	274
American Assets Trust Inc ‡	1,735	42
American Campus Communities Inc ‡	3,270	114
American Finance Trust ‡	1,638	10
American Homes 4 Rent, Cl A ‡	4,594	131
American Tower Corp, Cl A ‡	6,197	1,498
Americold Realty Trust ‡	2,900	104
Apartment Investment and Management Co, Cl A ‡	2,955	100
Apple Hospitality Inc ‡	8,014	77
AvalonBay Communities Inc ‡	2,853	426
Boston Properties Inc ‡	2,932	235
Brandywine Realty Trust ‡	5,821	60
Brixmor Property Group Inc ‡	6,885	80
Brookfield Property Inc, Cl A ‡	2,800	34
Camden Property Trust ‡	2,103	187
CareTrust Inc ‡	2,300	41
CBRE Group Inc, Cl A *‡	6,176	290
Colony Capital Inc ‡	1,266	3
Columbia Property Trust Inc ‡	3,550	39
CoreCivic Inc ‡	3,867	31
CoreSite Realty Corp ‡	586	70
Corporate Office Properties Trust ‡	3,015	71
Cousins Properties Inc ‡	2,328	67
Crown Castle International Corp ‡	5,604	933
CubeSmart ‡	4,881	158
CyrusOne Inc ‡	1,436	101
Digital Realty Trust Inc, Cl A ‡	3,457	507
Douglas Emmett Inc ‡	3,569	90
Duke Realty Corp ‡	5,465	202
EastGroup Properties Inc ‡	717	93
Empire State Realty Trust Inc, Cl A ‡	4,528	28
EPR Properties, Cl A ‡	1,953	54
Equinix Inc ‡	1,168	888
Equity Commonwealth ‡	3,350	89
Equity LifeStyle Properties Inc ‡	3,000	184
Equity Residential ‡	6,884	353
Essential Properties Realty Trust Inc ‡	1,802	33
Essex Property Trust Inc ‡	1,231	247
Extra Space Storage Inc ‡	2,481	265
Federal Realty Investment Trust ‡	1,819	134

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
First Industrial Realty Trust Inc ‡	2,330	$93
Forestar Group Inc *‡	6,400	113
Four Corners Property Trust Inc ‡	2,300	59
Franklin Street Properties Corp ‡	8,100	30
Gaming and Leisure Properties Inc ‡	4,257	157
GEO Group Inc/The ‡	3,947	45
Getty Realty Corp ‡	1,300	34
Global Net Lease Inc ‡	4,147	66
Healthcare Realty Trust Inc ‡	3,604	109
Healthcare Trust of America Inc, Cl A ‡	5,141	134
Healthpeak Properties Inc ‡	9,521	258
Highwoods Properties Inc ‡	2,751	92
Host Hotels & Resorts Inc ‡	11,788	127
Howard Hughes Corp/The *‡	2,509	144
Hudson Pacific Properties Inc ‡	3,482	76
Industrial Logistics Properties Trust ‡	1,400	31
Invitation Homes Inc ‡	8,412	235
Iron Mountain Inc ‡	5,036	135
JBG SMITH Properties ‡	3,000	80
Jones Lang LaSalle Inc ‡	1,124	108
Kennedy-Wilson Holdings Inc ‡	4,345	63
Kilroy Realty Corp ‡	2,228	116
Kimco Realty Corp ‡	9,227	104
Kite Realty Group Trust ‡	3,000	35
Lamar Advertising Co, Cl A ‡	1,884	125
Lexington Realty Trust, Cl B ‡	5,488	57
Life Storage Inc ‡	900	95
LTC Properties Inc ‡	1,485	52
Macerich Co/The ‡	6,297	43
Mack-Cali Realty Corp ‡	2,924	37
Marcus & Millichap Inc *‡	600	16
Medical Properties Trust Inc ‡	6,958	123
Mid-America Apartment Communities Inc ‡	2,019	234
Monmouth Real Estate Investment Corp, Cl A ‡	2,406	33
National Health Investors Inc ‡	1,241	75
National Retail Properties Inc ‡	3,700	128
National Storage Affiliates Trust ‡	1,843	60
Newmark Group Inc, Cl A ‡	12,159	53
Office Properties Income Trust ‡	433	9
Omega Healthcare Investors Inc ‡	4,374	131
Outfront Media Inc ‡	4,122	60
Paramount Group Inc ‡	6,507	46
Park Hotels & Resorts Inc ‡	5,754	57
Pebblebrook Hotel Trust ‡	2,577	32
Physicians Realty Trust ‡	3,278	59
Piedmont Office Realty Trust Inc, Cl A ‡	3,766	51
PotlatchDeltic Corp ‡	1,863	78
Prologis Inc ‡	9,895	996
PS Business Parks Inc ‡	902	110
Public Storage ‡	2,625	585
QTS Realty Trust Inc, Cl A ‡	502	32

286	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Rayonier Inc ‡	3,808	$101
Realty Income Corp ‡	6,069	369
Redfin Corp *‡	609	30
Regency Centers Corp ‡	3,649	139
Retail Opportunity Investments Corp ‡	5,400	56
Retail Properties of America Inc, Cl A ‡	7,590	44
Rexford Industrial Realty Inc ‡	1,728	79
RLJ Lodging Trust ‡	4,599	40
Ryman Hospitality Properties Inc ‡	1,072	39
Sabra Health Care Inc ‡	4,995	69
Saul Centers Inc ‡	834	22
SBA Communications Corp, Cl A ‡	1,645	524
Service Properties Trust ‡	2,918	23
Simon Property Group Inc ‡	5,631	364
SITE Centers Corp ‡	4,485	32
SL Green Realty Corp ‡	1,456	67
Spirit Realty Capital Inc ‡	2,741	92
St Joe Co/The *‡	9,267	191
STAG Industrial Inc ‡	2,778	85
STORE Capital Corp ‡	4,455	122
Sun Communities Inc ‡	1,552	218
Sunstone Hotel Investors Inc ‡	5,806	46
Tanger Factory Outlet Centers Inc ‡	3,123	19
Taubman Centers Inc ‡	614	20
Terreno Realty Corp ‡	1,078	59
UDR Inc ‡	5,388	176
Uniti Group Inc ‡	4,262	45
Universal Health Realty Income Trust ‡	400	23
Urban Edge Properties ‡	2,748	27
Ventas Inc ‡	6,583	276
VEREIT Inc ‡	16,920	110
VICI Properties Inc ‡	6,800	159
Vornado Realty Trust ‡	4,378	148
Washington Real Estate Investment Trust ‡	2,478	50
Weingarten Realty Investors ‡	3,162	54
Welltower Inc ‡	7,056	389
Weyerhaeuser Co ‡	10,792	308
WP Carey Inc ‡	3,479	227
Xenia Hotels & Resorts Inc ‡	2,300	20

		19,247

Utilities — 1.3%
AES Corp/The	6,742	122
ALLETE Inc	2,150	111
Alliant Energy Corp	3,128	162
Ameren Corp	2,054	162
American Electric Power Co Inc	4,279	350
American States Water Co	600	45
American Water Works Co Inc	959	139
Atmos Energy Corp	973	93
Avangrid Inc	2,000	101
Avista Corp	1,700	58
Black Hills Corp, Cl A	1,300	70

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Brookfield Infrastructure, Cl A	2,355	$130
Brookfield Renewable Partners (E)	571	30
California Water Service Group, Cl A	1,300	57
CenterPoint Energy Inc	6,108	118
Chesapeake Utilities Corp	600	51
Clearway Energy Inc, Cl C	1,319	36
CMS Energy Corp	2,304	142
Consolidated Edison Inc	3,744	291
Dominion Energy Inc	6,807	537
DTE Energy Co	2,133	245
Duke Energy Corp	6,323	560
Edison International	4,180	213
Entergy Corp	2,293	226
Essential Utilities Inc	2,003	81
Evergy Inc	2,101	107
Eversource Energy	2,782	232
Exelon Corp	9,362	335
FirstEnergy Corp	5,922	170
Hawaiian Electric Industries Inc	2,628	87
IDACORP Inc, Cl A	1,200	96
MDU Resources Group Inc	4,145	93
MGE Energy Inc	1,500	94
Middlesex Water Co	700	44
National Fuel Gas Co	1,537	62
New Jersey Resources Corp	1,972	53
NextEra Energy Inc	3,936	1,092
NiSource Inc	3,546	78
Northwest Natural Holding Co	600	27
NorthWestern Corp	1,301	63
NRG Energy Inc	2,905	89
OGE Energy Corp	4,915	147
ONE Gas Inc	1,194	82
Ormat Technologies Inc	900	53
Otter Tail Corp	5,629	204
PG&E Corp *	4,061	38
Pinnacle West Capital Corp	1,750	130
PNM Resources Inc	2,252	93
Portland General Electric Co	2,076	74
PPL Corp	7,716	210
Public Service Enterprise Group Inc	4,837	266
Sempra Energy	2,884	341
SJW Group	800	49
South Jersey Industries Inc, Cl A	1,000	19
Southern Co/The	9,424	511
Southwest Gas Holdings Inc	1,076	68
Spire Inc	1,194	64
UGI Corp	2,647	87
Unitil Corp	600	23
Vistra Corp	5,878	111
WEC Energy Group Inc	2,815	273

SEI Institutional Managed Trust / Annual Report / September 30, 2020	287

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares		Market Value ($ Thousands)

COMMON STOCK (continued)
Xcel Energy Inc		4,574	$316

			10,011

Total Common Stock (Cost $162,599) ($ Thousands)			180,906

	Face Amount (Thousands)

CORPORATE OBLIGATIONS — 14.7%

Communication Services — 1.0%
AT&T
4.350%, 03/01/2029		$1,472	1,733
2.750%, 06/01/2031		181	191
Baidu
3.425%, 04/07/2030		201	221
CCO Holdings
5.000%, 02/01/2028 (F)		282	296
4.000%, 03/01/2023 (F)		603	610
Interpublic Group
4.750%, 03/30/2030		455	547
Verizon Communications
5.012%, 04/15/2049		106	153
4.862%, 08/21/2046		279	381
3.000%, 03/22/2027		222	247
ViacomCBS
4.950%, 01/15/2031		223	268
4.200%, 05/19/2032		140	160
Vodafone Group
3.750%, 01/16/2024		1,584	1,729
Weibo
3.375%, 07/08/2030		955	970

			7,506

Consumer Discretionary — 1.9%
Advance Auto Parts
1.750%, 10/01/2027		257	256
AutoNation
4.750%, 06/01/2030		552	650
Booking Holdings
4.625%, 04/13/2030		1,080	1,298
Clarios Global
4.375%, 05/15/2026 (F)	EUR	155	182
Cox Communications
2.950%, 06/30/2023 (F)		$240	253
CSC Holdings
6.750%, 11/15/2021		160	168
Expedia Group
7.000%, 05/01/2025 (F)		192	208
6.250%, 05/01/2025 (F)		53	59
General Motors
6.800%, 10/01/2027		201	245
6.125%, 10/01/2025		145	168

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
General Motors Financial
5.200%, 03/20/2023	$500	$543
5.100%, 01/17/2024	858	937
2.700%, 08/20/2027	520	516
Globo Comunicacao e Participacoes
4.875%, 01/22/2030 (F)	413	405
Harley-Davidson Financial Services
3.350%, 06/08/2025 (F)	1,308	1,368
International Game Technology
6.250%, 02/15/2022 (F)	322	329
Kimberly-Clark de Mexico
2.431%, 07/01/2031 (F)	300	305
Las Vegas Sands
3.200%, 08/08/2024	350	354
2.900%, 06/25/2025	600	599
Lear
3.800%, 09/15/2027	97	102
3.500%, 05/30/2030	312	319
Marriott International
5.750%, 05/01/2025	68	76
Nissan Motor
4.345%, 09/17/2027 (F)	1,086	1,088
Ralph Lauren
2.950%, 06/15/2030	1,299	1,356
Ross Stores
4.700%, 04/15/2027	842	992
Royal Caribbean Cruises
11.500%, 06/01/2025 (F)	525	609
10.875%, 06/01/2023 (F)	292	327
Starbucks
4.500%, 11/15/2048	307	375
Time Warner Cable
4.500%, 09/15/2042	330	359
Volkswagen Group of America Finance
2.900%, 05/13/2022 (F)	485	501

		14,947

Consumer Staples — 1.1%
Albertsons
3.500%, 02/15/2023 (F)	814	828
Altria Group
4.800%, 02/14/2029	167	198
3.400%, 05/06/2030	745	813
Anheuser-Busch InBev Worldwide
5.550%, 01/23/2049	755	1,015
4.600%, 06/01/2060	444	535
BAT Capital
4.700%, 04/02/2027	475	545
3.215%, 09/06/2026	891	958
2.259%, 03/25/2028	1,337	1,343
BRF GmbH
4.350%, 09/29/2026	299	310

288	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Coca-Cola
2.950%, 03/25/2025	$620	$681
Coca-Cola Femsa
2.750%, 01/22/2030	326	347
1.850%, 09/01/2032	320	321
Tyson Foods
3.950%, 08/15/2024	715	796
Virgolino de Oliveira Finance
10.500%, 01/28/2018 (F)(G)	660	6

		8,696

Energy — 1.8%
Baker Hughes a GE
3.337%, 12/15/2027	501	532
Boardwalk Pipelines
3.400%, 02/15/2031	471	462
BP Capital Markets America
3.194%, 04/06/2025	552	607
Cenovus Energy
4.250%, 04/15/2027	52	47
Energy Transfer Operating
5.200%, 02/01/2022	465	482
3.750%, 05/15/2030	1,549	1,500
Eni
4.250%, 05/09/2029 (F)	900	1,013
Exxon Mobil
2.992%, 03/19/2025	601	659
1.571%, 04/15/2023	855	879
Husky Energy
4.400%, 04/15/2029	1,577	1,645
Marathon Petroleum
5.125%, 03/01/2021	196	199
5.125%, 12/15/2026	227	263
Oleoducto Central
4.000%, 07/14/2027 (F)	438	455
ONEOK
5.850%, 01/15/2026	362	416
Pertamina Persero MTN
6.450%, 05/30/2044	450	583
Petroleos Mexicanos
6.840%, 01/23/2030 (F)	181	161
Petroleos Mexicanos MTN
6.750%, 09/21/2047	380	295
Petronas Capital MTN
4.550%, 04/21/2050 (F)	546	694
Sabine Pass Liquefaction
5.000%, 03/15/2027	720	812
Sunoco
5.875%, 03/15/2028	257	263
4.875%, 01/15/2023	563	566
Tengizchevroil Finance International
3.250%, 08/15/2030 (F)	262	264

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Transocean Poseidon
6.875%, 02/01/2027 (F)	$294	$236
Valero Energy
2.700%, 04/15/2023	488	506
Williams
3.900%, 01/15/2025	217	237

		13,776

Financials — 4.8%
ABN AMRO Bank
4.750%, 07/28/2025 (F)	269	303
AIB Group MTN
4.750%, 10/12/2023 (F)	300	326
4.263%, VAR ICE LIBOR USD 3
Month+1.874%, 04/10/2025 (F)	350	376
Aircastle
5.250%, 08/11/2025 (F)	124	121
4.400%, 09/25/2023	71	70
Alleghany
3.625%, 05/15/2030	931	1,047
American Express
3.535%, VAR ICE LIBOR USD 3 Month+3.285%(H)	359	325
Australia & New Zealand Banking Group
4.400%, 05/19/2026 (F)	400	451
Banco de Credito del Peru MTN
3.125%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.000%, 07/01/2030 (F)	755	757
Banco Santander
5.179%, 11/19/2025	1,200	1,359
Banco Santander Mexico Institucion de
Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025 (F)	364	405
Bank of America
6.500%, VAR ICE LIBOR USD 3 Month+4.174%(H)	362	402
6.300%, VAR ICE LIBOR USD 3 Month+4.553%(H)	233	263
Bank of America MTN
3.950%, 04/21/2025	1,205	1,339
3.124%, VAR ICE LIBOR USD 3 Month+1.160%, 01/20/2023	1,200	1,239
Bank of New York Mellon
4.700%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.358%(H)	203	215
Banque Federative du Credit Mutuel MTN
2.750%, 10/15/2020 (F)	470	470
Barclays
6.860%, VAR ICE LIBOR USD 6 Month+1.730%, 12/15/2168 (F)	131	166
3.684%, 01/10/2023	695	716

SEI Institutional Managed Trust / Annual Report / September 30, 2020	289

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
BNP Paribas MTN
4.375%, 05/12/2026 (F)	$650	$728
Capital One Financial
2.600%, 05/11/2023	416	435
Charles Schwab
5.375%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.971%(H)	409	443
CIT Group
5.250%, 03/07/2025	476	504
Citigroup
5.950%, VAR ICE LIBOR USD 3 Month+4.068%(H)	311	319
4.450%, 09/29/2027	858	995
4.375%, VAR ICE LIBOR USD 3 Month+4.095%(H)	320	313
3.875%, 03/26/2025	905	997
3.106%, VAR United States Secured Overnight Financing Rate+2.750%, 04/08/2026	155	168
Commonwealth Bank of Australia
4.500%, 12/09/2025 (F)	400	451
Cooperatieve Rabobank UA
4.375%, 08/04/2025	657	745
Credit Suisse Group
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+4.598%(F)(H)	200	218
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+4.600% (H)	645	681
6.375%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.822%(F)(H)	365	390
Danske Bank
3.244%, VAR ICE LIBOR USD 3 Month+1.591%, 12/20/2025 (F)	900	955
Deutsche Bank NY
3.961%, VAR United States Secured Overnight Financing Rate+2.581%, 11/26/2025	150	159
Discover Bank
4.682%, VAR USD Swap Semi 30/360 5 Yr Curr+1.730%, 08/09/2028	475	498
Discover Financial Services
6.125%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.783%(H)	1,308	1,384
Fifth Third Bancorp
4.500%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.215%(H)	247	249
Goldman Sachs Group MTN
2.905%, VAR ICE LIBOR USD 3 Month+0.990%, 07/24/2023	728	755
1.856%, VAR ICE LIBOR USD 3 Month+1.600%, 11/29/2023	900	927

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Guardian Life Insurance of America
4.850%, 01/24/2077 (F)	$145	$188
HSBC Holdings
4.292%, VAR ICE LIBOR USD 3 Month+1.348%, 09/12/2026	261	291
4.041%, VAR ICE LIBOR USD 3 Month+1.546%, 03/13/2028	552	610
ING Groep
3.550%, 04/09/2024	500	545
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (F)	335	352
JPMorgan Chase
2.083%, VAR United States Secured Overnight Financing Rate+1.850%, 04/22/2026	605	633
Lincoln National
4.200%, 03/15/2022	355	375
MetLife
5.700%, 06/15/2035	80	117
Metropolitan Life Global Funding I
3.875%, 04/11/2022 (F)	275	289
Morgan Stanley
4.085%, VAR ICE LIBOR USD 3 Month+3.810%(H)	160	156
Morgan Stanley MTN
5.000%, 11/24/2025	171	201
4.350%, 09/08/2026	854	989
Nationwide Building Society
4.000%, 09/14/2026 (F)	747	809
Nationwide Financial Services
5.375%, 03/25/2021 (F)	470	480
Natwest Group
2.540%, VAR ICE LIBOR USD 3 Month+2.320%(H)	600	570
Navient
6.625%, 07/26/2021	770	782
Navient MTN
7.250%, 01/25/2022	52	53
Royal Bank of Scotland Group
8.625%, VAR USD Swap Semi 30/360 5 Yr Curr+7.598%(H)	425	436
Santander Holdings USA
4.400%, 07/13/2027	405	446
Santander UK
5.000%, 11/07/2023 (F)	246	268
Standard Chartered
7.750%, VAR USD Swap Semi 30/360 5 Yr Curr+5.723%(F)(H)	200	213
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+6.301%(H)	412	421
1.778%, VAR ICE LIBOR USD 3 Month+1.510% (F)(H)	400	339

290	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
State Street
2.901%, VAR United States Secured Overnight Financing Rate+2.600%, 03/30/2026 (F)	$63	$69
Synchrony Financial
4.500%, 07/23/2025	945	1,043
Truist Financial
5.100%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr+4.349%(H)	829	896
UniCredit
2.569%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.300%, 09/22/2026 (F)	1,335	1,323
US Bancorp
5.300%, VAR ICE LIBOR USD 3 Month+2.914%(H)	474	512
Voya Financial
5.650%, VAR ICE LIBOR USD 3 Month+3.580%, 05/15/2053	258	265
Wells Fargo
2.188%, VAR United States Secured Overnight Financing Rate+2.000%, 04/30/2026	433	452
Wells Fargo MTN
4.300%, 07/22/2027	346	396

		37,183

Health Care — 0.4%
AbbVie
4.875%, 11/14/2048	237	301
Centene
4.625%, 12/15/2029	167	180
4.250%, 12/15/2027	146	153
Cigna
4.375%, 10/15/2028	382	454
4.125%, 11/15/2025	286	328
3.750%, 07/15/2023	161	174
Mylan
3.950%, 06/15/2026	437	492
Royalty Pharma
1.750%, 09/02/2027 (F)	151	151
Takeda Pharmaceutical
4.400%, 11/26/2023	820	911

		3,144

Industrials — 1.2%
AerCap Ireland Capital DAC
6.500%, 07/15/2025	190	205
4.500%, 09/15/2023	359	370
4.450%, 04/03/2026	173	172
4.125%, 07/03/2023	260	265
3.300%, 01/23/2023	260	261

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Air Lease
3.875%, 07/03/2023		$75	$78
Air Lease MTN
4.250%, 02/01/2024		304	317
Alfa
5.250%, 03/25/2024 (F)		660	696
Aviation Capital Group
5.500%, 12/15/2024 (F)		455	470
4.875%, 10/01/2025 (F)		182	179
4.375%, 01/30/2024 (F)		161	160
4.125%, 08/01/2025 (F)		6	6
3.875%, 05/01/2023 (F)		351	347
3.500%, 11/01/2027 (F)		107	95
2.875%, 01/20/2022 (F)		75	74
Delta Air Lines
4.750%, 10/20/2028 (F)		475	493
4.500%, 10/20/2025 (F)		409	420
Embraer Netherlands Finance BV
6.950%, 01/17/2028 (F)		236	239
5.400%, 02/01/2027		670	636
Empresa de Transporte de Pasajeros Metro
3.650%, 05/07/2030 (F)		200	222
GE Capital Funding
4.400%, 05/15/2030 (F)		470	505
4.050%, 05/15/2027 (F)		207	223
General Electric
3.450%, 05/01/2027		267	283
0.875%, 05/17/2025	EUR	825	962
Lima Metro Line 2 Finance
5.875%, 07/05/2034		$239	292
4.350%, 04/05/2036 (F)		225	248
Odebrecht Finance
7.125%, 06/26/2042 (F)(G)		444	26
Rumo Luxembourg Sarl
5.875%, 01/18/2025 (F)		409	428
Southwest Airlines
5.250%, 05/04/2025		284	313
4.750%, 05/04/2023		235	251
TransDigm
6.250%, 03/15/2026 (F)		405	423
Westinghouse Air Brake Technologies
3.200%, 06/15/2025		141	149

			9,808

Information Technology — 0.9%
Analog Devices
2.950%, 04/01/2025		70	76
Broadcom
4.700%, 04/15/2025		33	38
4.250%, 04/15/2026		113	127
4.150%, 11/15/2030		855	960
4.110%, 09/15/2028		573	646

SEI Institutional Managed Trust / Annual Report / September 30, 2020	291

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.875%, 01/15/2027	$796	$882
3.500%, 01/15/2028	87	94
Infor
1.750%, 07/15/2025 (F)	340	350
Lam Research
2.800%, 06/15/2021	640	650
Mastercard
3.300%, 03/26/2027	330	376
NXP BV
2.700%, 05/01/2025 (F)	106	112
Oracle
2.500%, 04/01/2025	834	894
Prosus MTN
4.027%, 08/03/2050 (F)	406	415
Seagate HDD Cayman
4.091%, 06/01/2029 (F)	214	233
Tencent Holdings MTN
3.240%, 06/03/2050 (F)	439	446
1.810%, 01/26/2026 (F)	649	662

		6,961

Materials — 1.1%
Alpek
4.250%, 09/18/2029 (F)	203	201
Braskem Netherlands Finance BV
4.500%, 01/31/2030 (F)	485	453
Celulosa Arauco y Constitucion
4.200%, 01/29/2030 (F)	380	402
Cemex
7.375%, 06/05/2027 (F)	274	296
DuPont de Nemours
4.493%, 11/15/2025	690	795
4.205%, 11/15/2023	690	758
Eastman Chemical Co
3.800%, 03/15/2025	318	351
Fresnillo
4.250%, 10/02/2050 (F)	1,335	1,308
GUSAP III
4.250%, 01/21/2030 (F)	675	703
Indonesia Asahan Aluminium Persero
4.750%, 05/15/2025 (F)	342	376
Industrias Penoles
4.750%, 08/06/2050 (F)	295	305
Inversiones CMPC
4.375%, 05/15/2023	389	413
4.375%, 04/04/2027	1,080	1,203
Nacional del Cobre de Chile
3.750%, 01/15/2031 (F)	201	223
3.150%, 01/14/2030 (F)	455	484
Nutrition & Biosciences
1.832%, 10/15/2027 (F)	232	233

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Suzano Austria GmbH
3.750%, 01/15/2031	$173	$174

		8,678

Real Estate — 0.1%
Host Hotels & Resorts
3.750%, 10/15/2023	16	17
Welltower
4.000%, 06/01/2025	180	202
3.625%, 03/15/2024	80	87
3.100%, 01/15/2030	134	142
2.750%, 01/15/2031	166	171

		619

Utilities — 0.4%
AES Panama Generation Holdings SRL
4.375%, 05/31/2030 (F)	304	312
Colbun
3.150%, 03/06/2030 (F)	400	432
Enel Chile
4.875%, 06/12/2028	650	770
Israel Electric
5.000%, 11/12/2024 (F)	792	891
Kentucky Utilities
3.300%, 06/01/2050	382	420
NextEra Energy Capital Holdings
2.750%, 05/01/2025	170	184
Perusahaan Listrik Negara MTN
6.150%, 05/21/2048	230	296
Terraform Global Operating
6.125%, 03/01/2026 (F)	74	75

		3,380

Total Corporate Obligations (Cost $109,377) ($ Thousands)		114,698

MORTGAGE-BACKED SECURITIES — 8.1%

Agency Mortgage-Backed Obligations — 0.7%
FHLMC CMO, Ser 2017-4693, Cl SL, IO
5.998%, VAR ICE LIBOR USD 1 Month+6.150%, 06/15/2047	1,952	443
FHLMC CMO, Ser 2017-4727, Cl SA, IO
6.048%, VAR ICE LIBOR USD 1 Month+6.200%, 11/15/2047	1,634	326
FHLMC CMO, Ser 2020-4976, Cl MI, IO
4.500%, 05/25/2050	3,748	605
FHLMC CMO, Ser 2020-4981, Cl HS, IO
5.948%, VAR ICE LIBOR USD 1 Month+6.100%, 06/25/2050	5,306	963

292	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2011-131, Cl ST, IO
6.392%, VAR ICE LIBOR USD 1 Month+6.540%, 12/25/2041	$983	$231
FNMA CMO, Ser 2014-17, Cl SA, IO
5.902%, VAR ICE LIBOR USD 1 Month+6.050%, 04/25/2044	2,400	612
FNMA CMO, Ser 2014-78, Cl SE, IO
5.952%, VAR ICE LIBOR USD 1 Month+6.100%, 12/25/2044	1,630	320
FNMA CMO, Ser 2016-77, Cl DS, IO
5.852%, VAR ICE LIBOR USD 1 Month+6.000%, 10/25/2046	1,638	326
FNMA CMO, Ser 2017-62, Cl AS, IO
6.002%, VAR ICE LIBOR USD 1 Month+6.150%, 08/25/2047	1,913	352
FNMA CMO, Ser 2017-81, Cl SA, IO
6.052%, VAR ICE LIBOR USD 1 Month+6.200%, 10/25/2047	1,970	437
FNMA CMO, Ser 2017-97, Cl LS, IO
6.052%, VAR ICE LIBOR USD 1 Month+6.200%, 12/25/2047	2,139	549
GNMA CMO, Ser 2017-122, Cl SA, IO
6.044%, VAR ICE LIBOR USD 1 Month+6.200%, 08/20/2047	1,357	279
GNMA CMO, Ser 2017-134, Cl SE, IO
6.044%, VAR ICE LIBOR USD 1 Month+6.200%, 09/20/2047	1,400	231

		5,674

Non-Agency Mortgage-Backed Obligations — 7.4%
Alternative Loan Trust, Ser 2005-20CB, Cl 3A6
5.500%, 07/25/2035	70	64
Alternative Loan Trust, Ser 2005-57CB, Cl 4A3
5.500%, 12/25/2035	4	4
Alternative Loan Trust, Ser 2006-24CB, Cl A16
5.750%, 08/25/2036	323	256
Alternative Loan Trust, Ser 2006-28CB, Cl A14
6.250%, 10/25/2036	236	178
Alternative Loan Trust, Ser 2006-J1, Cl 1A13
5.500%, 02/25/2036	159	144
Ashford Hospitality Trust, Ser 2018-KEYS, Cl A
1.152%, VAR ICE LIBOR USD 1 Month+1.000%, 06/15/2035 (F)	1,000	954
BAMLL Commercial Mortgage Securities Trust, Ser 2013-WBRK, Cl D
3.652%, 03/10/2037 (F)(I)	365	323

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
BAMLL Commercial Mortgage Securities Trust, Ser 2017-SCH, Cl AF
1.152%, VAR ICE LIBOR USD 1 Month+1.000%, 11/15/2033 (F)	$1,610	$1,523
Bellemeade Re, Ser 2018-2A, Cl M1B
1.498%, VAR ICE LIBOR USD 1 Month+1.350%, 08/25/2028 (F)	30	30
Bellemeade Re, Ser 2018-3A, Cl M1B
1.998%, VAR ICE LIBOR USD 1 Month+1.850%, 10/25/2028 (F)	311	309
Bellemeade Re, Ser 2019-1A, Cl M1B
1.898%, VAR ICE LIBOR USD 1 Month+1.750%, 03/25/2029 (F)	675	674
Bellemeade Re, Ser 2019-2A, Cl M1C
2.148%, VAR ICE LIBOR USD 1 Month+2.000%, 04/25/2029 (F)	481	475
Bellemeade Re, Ser 2019-3A, Cl M1C
2.098%, VAR ICE LIBOR USD 1 Month+1.950%, 07/25/2029 (F)	340	323
Bellemeade Re, Ser 2019-3A, Cl M1B
1.748%, VAR ICE LIBOR USD 1 Month+1.600%, 07/25/2029 (F)	466	456
Bellemeade Re, Ser 2019-4A, Cl M1B
2.175%, VAR ICE LIBOR USD 1 Month+2.000%, 10/25/2029 (F)	675	653
Bellemeade Re, Ser 2020-2A, Cl M1B
3.348%, VAR ICE LIBOR USD 1 Month+3.200%, 08/26/2030 (F)	403	406
BFLD, Ser 2019-DPLO, Cl D
1.992%, VAR ICE LIBOR USD 1 Month+1.840%, 10/15/2034 (F)	332	303
BHMS, Ser 2018-ATLS, Cl A
1.402%, VAR ICE LIBOR USD 1 Month+1.250%, 07/15/2035 (F)	774	742
BX Trust, Ser 2018-EXCL, Cl A
1.240%, VAR ICE LIBOR USD 1 Month+1.088%, 09/15/2037 (F)	867	789
CCUBS Commercial Mortgage Trust, Ser 2017-C1, Cl A4
3.544%, 11/15/2050 (I)	1,115	1,272
CFCRE Commercial Mortgage Trust, Ser 2016-C4, Cl A4
3.283%, 05/10/2058	670	726
CGRBS Commercial Mortgage Trust, Ser 2013-VN05, Cl A
3.369%, 03/13/2035 (F)	915	964
Chase Mortgage Finance Trust, Ser 2007-S5, Cl 1A17
6.000%, 07/25/2037	112	81
Chase Mortgage Reference Notes, Ser 2019- CL1, Cl M3
2.248%, VAR ICE LIBOR USD 1 Month+2.100%, 04/25/2047 (F)	186	186

SEI Institutional Managed Trust / Annual Report / September 30, 2020	293

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
CHL Mortgage Pass-Through Trust, Ser 2006- 10, Cl 1A8
6.000%, 05/25/2036	$165	$125
CHL Mortgage Pass-Through Trust, Ser 2006- 13, Cl 1A19
6.250%, 09/25/2036	80	56
Citigroup Commercial Mortgage Trust, Ser 2013-GC11, Cl D
4.563%, 04/10/2046 (F)(I)	343	324
Citigroup Commercial Mortgage Trust, Ser 2015-GC27, Cl A5
3.137%, 02/10/2048	980	1,060
Citigroup Commercial Mortgage Trust, Ser 2015-GC35, Cl A4
3.818%, 11/10/2048	435	488
Citigroup Commercial Mortgage Trust, Ser 2016-GC36, Cl A5
3.616%, 02/10/2049	540	605
Citigroup Commercial Mortgage Trust, Ser 2017-P8, Cl AS
3.789%, 09/15/2050 (I)	411	464
CLNY Trust, Ser 2019-IKPR, Cl D
2.177%, VAR ICE LIBOR USD 1 Month+2.025%, 11/15/2038 (F)	680	615
COMM Mortgage Trust, Ser 2010-C1, Cl D
6.050%, 07/10/2046 (F)(I)	740	737
COMM Mortgage Trust, Ser 2013-CR12, Cl A4
4.046%, 10/10/2046	870	947
COMM Mortgage Trust, Ser 2015-3BP, Cl A
3.178%, 02/10/2035 (F)	200	214
COMM Mortgage Trust, Ser 2015-CR24, Cl A5
3.696%, 08/10/2048	545	610
COMM Mortgage Trust, Ser 2015-DC1, Cl A5
3.350%, 02/10/2048	250	272
Commercial Mortgage Pass-Through Certificates, Ser 2013-SFS, Cl A1
1.873%, 04/12/2035 (F)	138	137
Connecticut Avenue Securities Trust, Ser 2018-R07, Cl 1M2
2.548%, VAR ICE LIBOR USD 1 Month+2.400%, 04/25/2031 (F)	282	281
Connecticut Avenue Securities Trust, Ser 2019-R02, Cl 1M2
2.448%, VAR ICE LIBOR USD 1 Month+2.300%, 08/25/2031 (F)	181	180
Connecticut Avenue Securities Trust, Ser 2019-R03, Cl 1M2
2.298%, VAR ICE LIBOR USD 1 Month+2.150%, 09/25/2031 (F)	100	100
Connecticut Avenue Securities Trust, Ser 2019-R04, Cl 2M2
2.248%, VAR ICE LIBOR USD 1 Month+2.100%, 06/25/2039 (F)	364	362

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Connecticut Avenue Securities Trust, Ser 2019-R05, Cl 1M2
2.148%, VAR ICE LIBOR USD 1 Month+2.000%, 07/25/2039 (F)	$210	$208
Connecticut Avenue Securities Trust, Ser 2019-R06, Cl 2M2
2.248%, VAR ICE LIBOR USD 1 Month+2.100%, 09/25/2039 (F)	458	455
Connecticut Avenue Securities Trust, Ser 2019-R07, Cl 1M2
2.248%, VAR ICE LIBOR USD 1 Month+2.100%, 10/25/2039 (F)	750	746
CSAIL Commercial Mortgage Trust, Ser 2015- C2, Cl A4
3.504%, 06/15/2057	436	480
CSAIL Commercial Mortgage Trust, Ser 2015- C4, Cl A4
3.808%, 11/15/2048	1,090	1,212
DBWF Mortgage Trust, Ser 2018-GLKS, Cl A
1.186%, VAR ICE LIBOR USD 1 Month+1.030%, 12/19/2030 (F)	761	738
Deutsche Alt-A Securities Mortgage Loan Trust, Ser 2006-AR4, Cl A2
0.338%, VAR ICE LIBOR USD 1 Month+0.190%, 12/25/2036	422	219
Eagle RE, Ser 2020-1, Cl M1A
1.048%, VAR ICE LIBOR USD 1 Month+0.900%, 01/25/2030 (F)	790	784
FHLMC STACR Remic Trust, Ser 2020-DNA1, Cl M2
1.848%, VAR ICE LIBOR USD 1 Month+1.700%, 01/25/2050 (F)	670	655
FHLMC STACR Trust, Ser 2019-DNA3, Cl M2
2.198%, VAR ICE LIBOR USD 1 Month+2.050%, 07/25/2049 (F)	52	51
FHLMC STACR Trust, Ser 2019-DNA4, Cl M2 2.098%, VAR ICE LIBOR USD 1
Month+1.950%, 10/25/2049 (F)	563	556
FHLMC STACR Trust, Ser 2019-FTR2, Cl M2
2.298%, VAR ICE LIBOR USD 1 Month+2.150%, 11/25/2048 (F)	363	341
FHLMC STACR Trust, Ser 2019-HQA3, Cl M2
1.998%, VAR ICE LIBOR USD 1 Month+1.850%, 09/25/2049 (F)	319	312
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA3, Cl M2
2.648%, VAR ICE LIBOR USD 1 Month+2.500%, 03/25/2030	450	454
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-HQA1, Cl M2
3.698%, VAR ICE LIBOR USD 1 Month+3.550%, 08/25/2029	644	663

294	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-HQA2, Cl M2
2.798%, VAR ICE LIBOR USD 1 Month+2.650%, 12/25/2029	$234	$231
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-HQA3, Cl M2
2.498%, VAR ICE LIBOR USD 1 Month+2.350%, 04/25/2030	695	699
First Horizon Alternative Mortgage Securities Trust, Ser 2006-FA3, Cl A9
6.000%, 07/25/2036	160	113
FNMA Connecticut Avenue Securities, Ser 2015-C01, Cl 1M2
4.448%, VAR ICE LIBOR USD 1 Month+4.300%, 02/25/2025	329	334
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 1M2
4.148%, VAR ICE LIBOR USD 1 Month+4.000%, 05/25/2025	430	435
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 2M2
4.148%, VAR ICE LIBOR USD 1 Month+4.000%, 05/25/2025	158	160
FNMA Connecticut Avenue Securities, Ser 2015-C03, Cl 1M2
5.148%, VAR ICE LIBOR USD 1 Month+5.000%, 07/25/2025	435	445
FNMA Connecticut Avenue Securities, Ser 2015-C03, Cl 2M2
5.148%, VAR ICE LIBOR USD 1 Month+5.000%, 07/25/2025	329	337
FNMA Connecticut Avenue Securities, Ser 2015-C04, Cl 1M2
5.848%, VAR ICE LIBOR USD 1 Month+5.700%, 04/25/2028	145	151
FNMA Connecticut Avenue Securities, Ser 2016-C05, Cl 2M2
4.598%, VAR ICE LIBOR USD 1 Month+4.450%, 01/25/2029	482	497
FNMA Connecticut Avenue Securities, Ser 2016-C06, Cl 1M2
4.398%, VAR ICE LIBOR USD 1 Month+4.250%, 04/25/2029	183	187
FNMA Connecticut Avenue Securities, Ser 2016-C07, Cl 2M2
4.498%, VAR ICE LIBOR USD 1 Month+4.350%, 05/25/2029	161	167
FNMA Connecticut Avenue Securities, Ser 2017-C01, Cl 1M2
3.698%, VAR ICE LIBOR USD 1 Month+3.550%, 07/25/2029	490	504

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA Connecticut Avenue Securities, Ser 2017-C04, Cl 2M2
2.998%, VAR ICE LIBOR USD 1 Month+2.850%, 11/25/2029	$605	$600
GS Mortgage Securities Trust, Ser 2011-GC5, Cl D
5.555%, 08/10/2044 (F)(I)	80	64
GS Mortgage Securities Trust, Ser 2014-GC18, Cl D
5.155%, 01/10/2047 (F)(I)	679	481
GS Mortgage Securities Trust, Ser 2014- GC22, Cl A5
3.862%, 06/10/2047	789	861
GS Mortgage Securities Trust, Ser 2018-GS9, Cl A4
3.992%, 03/10/2051 (I)	1,350	1,575
GS Mortgage Securities Trust, Ser 2019- BOCA, Cl A
1.352%, VAR ICE LIBOR USD 1
Month+1.200%, 06/15/2038 (F)	331	323
GS Mortgage Securities Trust, Ser 2019-SMP, Cl A
1.302%, VAR ICE LIBOR USD 1 Month+1.150%, 08/15/2032 (F)	450	434
HomeBanc Mortgage Trust, Ser 2005-1, Cl A1
0.398%, VAR ICE LIBOR USD 1 Month+0.250%, 03/25/2035	107	93
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C21, Cl A5
3.775%, 08/15/2047	925	1,013
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl XA, IO
0.984%, 09/15/2047 (I)	17,900	487
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30, Cl A5
3.822%, 07/15/2048	540	606
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C31, Cl A3
3.801%, 08/15/2048	1,092	1,223
JPMCC Commercial Mortgage Securities Trust, Ser 2017-JP7, Cl XA, IO
1.206%, 09/15/2050 (I)	6,661	345
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-C20, Cl A5
3.805%, 07/15/2047	900	982
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2020-NNN, Cl EFL
2.002%, VAR ICE LIBOR USD 1 Month+1.850%, 01/16/2037 (F)	108	99
LB-UBS Commercial Mortgage Trust, Ser 2006-C6, Cl AJ
5.452%, 09/15/2039 (I)	212	123

SEI Institutional Managed Trust / Annual Report / September 30, 2020	295

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
LSTAR Commercial Mortgage Trust, Ser 2016- 4, Cl A2
2.579%, 03/10/2049 (F)	$869	$883
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C16, Cl A5
3.892%, 06/15/2047	920	1,001
Morgan Stanley Capital I Trust, Ser 2011-C1, Cl D
5.675%, 09/15/2047 (F)(I)	100	100
Morgan Stanley Capital I Trust, Ser 2015- XLF2, Cl SNMA
2.102%, VAR ICE LIBOR USD 1 Month+1.950%, 11/15/2026 (F)	204	173
Morgan Stanley Capital I Trust, Ser 2016- UB12, Cl A4
3.596%, 12/15/2049	835	940
Mortgage Insurance-Linked Notes, Ser 2019- 1, Cl M1
2.048%, VAR ICE LIBOR USD 1 Month+1.900%, 11/26/2029 (F)	553	542
Natixis Commercial Mortgage Securities Trust, Ser 2018-850T, Cl A
0.936%, VAR ICE LIBOR USD 1 Month+0.784%, 07/15/2033 (F)	910	894
Natixis Commercial Mortgage Securities Trust, Ser 2019-MILE, Cl A
1.652%, VAR ICE LIBOR USD 1 Month+1.500%, 07/15/2036 (F)	313	310
PMT Credit Risk Transfer Trust, Ser 2019-1R, Cl A
2.146%, VAR ICE LIBOR USD 1 Month+2.000%, 03/27/2024 (F)	214	192
PMT Credit Risk Transfer Trust, Ser 2019-2R, Cl A
2.896%, VAR ICE LIBOR USD 1 Month+2.750%, 05/27/2023 (F)	384	360
PMT Credit Risk Transfer Trust, Ser 2019-3R, Cl A
2.846%, VAR ICE LIBOR USD 1 Month+2.700%, 10/27/2022 (F)	140	134
PMT Credit Risk Transfer Trust, Ser 2020-1R, Cl A
2.496%, VAR ICE LIBOR USD 1 Month+2.350%, 02/27/2023 (F)	466	451
Radnor RE, Ser 2019-1, Cl M1B
2.098%, VAR ICE LIBOR USD 1 Month+1.950%, 02/25/2029 (F)	423	417
Radnor RE, Ser 2019-2, Cl M1B
1.898%, VAR ICE LIBOR USD 1 Month+1.750%, 06/25/2029 (F)	486	482
Radnor RE, Ser 2020-1, Cl M1A
1.098%, VAR ICE LIBOR USD 1 Month+0.950%, 02/25/2030 (F)	289	288

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Radnor RE, Ser 2020-2, Cl M1C
4.746%, VAR ICE LIBOR USD 1 Month+4.600%, 10/25/2030 (F)	$446	$446
Starwood Retail Property Trust, Ser 2014- STAR, Cl A
1.622%, VAR ICE LIBOR USD 1 Month+1.470%, 11/15/2027 (F)	1,611	1,153
UBS Commercial Mortgage Trust, Ser 2018- C10, Cl A4
4.313%, 05/15/2051	1,155	1,360
UBS Commercial Mortgage Trust, Ser 2018- C8, Cl A4
3.983%, 02/15/2051	900	1,041
UBS Commercial Mortgage Trust, Ser 2018- C9, Cl A4
4.117%, 03/15/2051 (I)	1,410	1,638
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl A5
2.850%, 12/10/2045	596	618
Wells Fargo Commercial Mortgage Trust, Ser 2015-SG1, Cl A4
3.789%, 09/15/2048	483	532
Wells Fargo Commercial Mortgage Trust, Ser 2015-SG1, Cl C
4.611%, 09/15/2048 (I)	794	749
Wells Fargo Commercial Mortgage Trust, Ser 2016-C35, Cl XA, IO
2.092%, 07/15/2048 (I)	3,781	314
Wells Fargo Commercial Mortgage Trust, Ser 2016-NXS6, Cl C
4.458%, 11/15/2049 (I)	925	900
Wells Fargo Commercial Mortgage Trust, Ser 2018-C48, Cl A5
4.302%, 01/15/2052	106	126
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, Cl 2M2
5.648%, VAR ICE LIBOR USD 1 Month+5.500%, 11/25/2025 (F)	113	90
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, Cl 1M2
5.398%, VAR ICE LIBOR USD 1 Month+5.250%, 11/25/2025 (F)	381	301

		57,290

Total Mortgage-Backed Securities (Cost $61,854) ($ Thousands)		62,964

296	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.1%
FFCB
2.050%, 11/25/2025	$2,800	$2,803
1.150%, 04/09/2025	2,000	2,001
1.000%, 06/30/2022	–	–
0.950%, 04/08/2022	4,300	4,301
0.520%, VAR US Treasury 3 Month Bill Money Market Yield+0.420%, 11/07/2022	1,200	1,208
0.450%, VAR United States Secured Overnight Financing Rate+0.380%, 05/08/2023	6,000	6,038
0.380%, VAR United States Secured Overnight Financing Rate+0.310%, 11/07/2022	2,500	2,511
0.370%, VAR US Treasury 3 Month Bill Money Market Yield+0.270%, 05/16/2022	3,000	3,009
0.170%, VAR United States Secured Overnight Financing Rate+0.090%, 09/23/2022	500	500
FHLB DN(A)
0.110%, 03/03/2021 (B)	2,000	1,999
FHLMC
0.450%, 07/28/2023	2,000	2,001
0.375%, 05/05/2023	1,000	1,004
0.375%, 07/21/2025	1,400	1,400
FHLMC MTN
0.900%, 07/20/2026	1,700	1,697
0.270%, VAR United States Secured Overnight Financing Rate+0.190%, 06/02/2022	1,000	1,002
0.230%, VAR United States Secured Overnight Financing Rate+0.150%, 03/04/2022 (N)	2,000	2,002
0.225%, VAR United States Secured Overnight Financing Rate+0.145%, 12/09/2021	1,500	1,502
0.200%, VAR United States Secured Overnight Financing Rate+0.130%, 08/05/2022	2,600	2,603

Description	Face Amount (Thousands)		Market Value ($ Thousands)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
FNMA
0.625%, 04/22/2025		$1,300	$1,318
0.500%, 06/17/2025		1,500	1,507
0.470%, VAR United States Secured Overnight Financing Rate+0.390%, 04/15/2022		2,100	2,110
0.440%, VAR United States Secured Overnight Financing Rate+0.360%, 01/20/2022		2,300	2,309
0.420%, VAR United States Secured Overnight Financing Rate+0.350%, 04/07/2022 (N)		3,800	3,816
0.400%, VAR United States Secured Overnight Financing Rate+0.320%, 10/22/2021		1,800	1,805
0.380%, VAR United States Secured Overnight Financing Rate+0.300%, 01/27/2022		1,700	1,705
0.250%, 05/22/2023		1,500	1,501
0.250%, 07/10/2023		1,100	1,100
0.190%, VAR United States Secured Overnight Financing Rate+0.110%, 03/04/2022		1,000	1,001

Total U.S. Government Agency Obligations (Cost $55,585) ($ Thousands)			55,753

SOVEREIGN DEBT — 3.1%
Abu Dhabi Government International Bond MTN
3.875%, 04/16/2050 (F)		418	510
2.500%, 04/16/2025 (F)		477	506
1.700%, 03/02/2031 (F)		616	609
Brazilian Government International Bond
2.875%, 06/06/2025		595	600
Canadian Government Real Return Bond
0.500%, 12/01/2050	CAD	3,368	3,069
Colombia Government International Bond
3.125%, 04/15/2031		$225	231
Dominican Republic International Bond
4.875%, 09/23/2032 (F)		923	918
Egypt Government International Bond MTN
6.125%, 01/31/2022 (F)		291	298
Financiera de Desarrollo
2.400%, 09/28/2027 (F)		1,068	1,077
Israel Government International Bond
3.875%, 07/03/2050		503	604
Japanese Government CPI Linked Bond
0.100%, 03/10/2027	JPY	478,784	4,522
Malaysia Government International Bond
3.882%, 03/10/2022	MYR	4,695	1,163

SEI Institutional Managed Trust / Annual Report / September 30, 2020	297

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Mexico Government International Bond
3.900%, 04/27/2025		$563	$615
Qatar Government International Bond
3.400%, 04/16/2025 (F)		298	327
Saudi Government International Bond MTN
2.900%, 10/22/2025 (F)		824	880
South Africa Government International Bond
8.000%, 01/31/2030	ZAR	132,955	7,274
UBS Group
7.125%, VAR USD Swap Semi 30/360 5 Yr Curr+5.883%, 08/10/2168		$606	621
Uruguay Government International Bond
4.375%, 01/23/2031		187	222

Total Sovereign Debt (Cost $23,245) ($ Thousands)			24,046

ASSET-BACKED SECURITIES — 2.2%

Automotive — 1.0%
Avis Budget Rental Car Funding AESOP,
Ser 2016-1A, Cl A 2.990%, 06/20/2022 (F)		646	651
Avis Budget Rental Car Funding AESOP,
Ser 2018-1A, Cl A 3.700%, 09/20/2024 (F)		930	977
Avis Budget Rental Car Funding AESOP,
Ser 2018-2A, Cl A 4.000%, 03/20/2025 (F)		1,080	1,156
Exeter Automobile Receivables Trust,
Ser 2016-1A, Cl D 8.200%, 02/15/2023 (F)		306	307
Exeter Automobile Receivables Trust,
Ser 2019-3A, Cl B 2.580%, 08/15/2023 (F)		920	929
First Investors Auto Owner Trust, Ser 2020-
1A, Cl A 1.490%, 01/15/2025 (F)		471	475
Flagship Credit Auto Trust, Ser 2016-2, Cl D
8.560%, 11/15/2023 (F)		545	564
Flagship Credit Auto Trust, Ser 2016-4, Cl D
3.890%, 11/15/2022 (F)		450	459
Flagship Credit Auto Trust, Ser 2018-3, Cl B
3.590%, 12/16/2024 (F)		925	945
Hertz Vehicle Financing II, Ser 2017-1A, Cl A
2.960%, 10/25/2021 (F)		453	455
Hertz Vehicle Financing II, Ser 2018-1A, Cl A
3.290%, 02/25/2024 (F)		183	184
Hertz Vehicle Financing II, Ser 2019-1A, Cl A
3.710%, 03/25/2023 (F)		209	209

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Hertz Vehicle Financing II, Ser 2019-2A, Cl A
3.420%, 05/25/2025 (F)	$352	$353

		7,664

Credit Cards — 0.4%
World Financial Network Credit Card Master
Trust, Ser 2018-A, Cl A 3.070%, 12/16/2024	1,405	1,418
World Financial Network Credit Card Master
Trust, Ser 2018-B, Cl M 3.810%, 07/15/2025	710	718
World Financial Network Credit Card Master
Trust, Ser 2019-B, Cl M 3.040%, 04/15/2026	770	795

		2,931

Other Asset-Backed Securities — 0.8%
Affirm Asset Securitization Trust, Ser 2020-A,
Cl A 2.100%, 02/18/2025 (F)	180	180
Dryden 77 CLO, Ser 2020-77A, Cl A 2.374%, VAR ICE LIBOR USD 3
Month+2.000%, 05/20/2031 (F)	500	502
Dryden 78 CLO, Ser 2020-78A, Cl C 3.217%, VAR ICE LIBOR USD 3
Month+1.950%, 04/17/2033 (F)	620	600
Dryden 78 CLO, Ser 2020-78A, Cl D 4.267%, VAR ICE LIBOR USD 3
Month+3.000%, 04/17/2033 (F)	320	303
Elevation CLO, Ser 2020-11A, Cl C 3.523%, VAR ICE LIBOR USD 3
Month+2.200%, 04/15/2033 (F)	550	537
Goldentree Loan Management US CLO 7, Ser 2020-7A, Cl A 2.308%, VAR ICE LIBOR USD 3
Month+1.900%, 04/20/2031 (F)	755	758
Kayne CLO 7, Ser 2020-7A, Cl C
3.407%, VAR ICE LIBOR USD 3
Month+2.000%, 04/17/2033 (F)	280	273
Magnetite XXVI, Ser 2020-26A, Cl A 1.949%, VAR ICE LIBOR USD 3
Month+1.750%, 07/15/2030 (F)	1,042	1,045
Marlette Funding Trust, Ser 2018-4A, Cl A
3.710%, 12/15/2028 (F)	74	75
Marlette Funding Trust, Ser 2020-1A, Cl A
2.240%, 03/15/2030 (F)	134	135
OCP CLO, Ser 2020-18A, Cl A 2.053%, VAR ICE LIBOR USD 3
Month+1.800%, 04/20/2030 (F)	758	759
Prosper Marketplace Issuance Trust, Ser 2019-3A, Cl A
3.190%, 07/15/2025 (F)	116	117

298	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SoFi Consumer Loan Program, Ser 2017-2, Cl A
3.280%, 02/25/2026 (F)	$23	$24
SoFi Consumer Loan Program, Ser 2017-5, Cl A2
2.780%, 09/25/2026 (F)	271	273
SoFi Consumer Loan Program, Ser 2017-6, Cl A2
2.820%, 11/25/2026 (F)	279	281
SoFi Consumer Loan Program, Ser 2018-3, Cl A2
3.670%, 08/25/2027 (F)	352	355
Voya CLO, Ser 2020-1A, Cl DR
3.125%, VAR ICE LIBOR USD 3 Month+2.850%, 04/15/2031 (F)	250	232

		6,449

Total Asset-Backed Securities (Cost $16,857) ($ Thousands)		17,044

MUNICIPAL BONDS — 0.1%

California — 0.1%
California State, GO
5.700%, 11/01/2021	645	682

New York — 0.0%
Port Authority of New York & New Jersey, Ser AAA, RB
1.086%, 07/01/2023	515	523

Total Municipal Bonds (Cost $1,196) ($ Thousands)		1,205

	Shares

FOREIGN COMMON STOCK — 0.0%

United Kingdom — 0.0%
Cushman & Wakefield PLC *‡	4,838	51
LivaNova PLC *	557	25

Total Foreign Common Stock (Cost $102) ($ Thousands)		76

	Number of Warrants

WARRANT — 0.0%
Occidental Petroleum, Expires 08/06/2027 Strike Price *	6,651	20

Total Warrant (Cost $—) ($ Thousands)		20

Description	Number of Rights	Market Value ($ Thousands)

RIGHT — 0.0%
Celgene Corp CVR *‡‡	8,207	$19

Total Right (Cost $18) ($ Thousands)		19

Total Investments in Securities — 127.0% (Cost $945,527) ($ Thousands)		$991,985

	Shares

COMMON STOCK SOLD SHORT— (10.9)%

Communication Services — (0.6)%
Altice USA Inc, Cl A *	(3,200)	(83)
Cable One Inc	(100)	(189)
Cardlytics Inc *	(600)	(42)
Charter Communications Inc, Cl A *	(1,874)	(1,170)
Comcast Corp, Cl A	(45,889)	(2,123)
Discovery Inc, Cl A *	(2,200)	(48)
Discovery Inc, Cl C *	(1,200)	(23)
DISH Network Corp, Cl A *	(2,048)	(60)
EverQuote Inc, Cl A *	(1,800)	(70)
Interpublic Group of Cos Inc/The	(2,765)	(46)
Liberty Broadband Corp, Cl A *	(358)	(51)
Liberty Broadband Corp, Cl C *	(1,075)	(153)
New York Times Co/The, Cl A	(2,100)	(90)
News Corp, Cl A	(4,900)	(69)
News Corp, Cl B	(768)	(11)
Nexstar Media Group Inc, Cl A	(154)	(14)
Omnicom Group Inc	(1,741)	(86)
Sirius XM Holdings Inc	(18,700)	(100)
TechTarget Inc *	(1,434)	(63)
ViacomCBS Inc, Cl B	(6,620)	(185)

		(4,676)

Consumer Discretionary — (7.0)%
1-800-Flowers.com Inc, Cl A *	(900)	(22)
Acushnet Holdings Corp	(600)	(20)
Adtalem Global Education Inc *	(347)	(8)
Advance Auto Parts Inc	(429)	(66)
Amazon.com Inc, Cl A *	(1,387)	(4,367)
American Axle & Manufacturing Holdings Inc *	(7,357)	(42)
Aptiv PLC	(10,162)	(932)
Aramark	(4,148)	(110)
Aspen Group Inc/CO *	(4,985)	(56)
At Home Group Inc *	(2,000)	(30)
AutoZone Inc *	(196)	(231)
Best Buy Co Inc	(1,899)	(211)
Bloomin’ Brands Inc	(3,700)	(56)
Booking Holdings Inc *	(295)	(505)
BorgWarner Inc	(10,563)	(409)
Boyd Gaming Corp	(2,181)	(67)

SEI Institutional Managed Trust / Annual Report / September 30, 2020	299

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Bright Horizons Family Solutions Inc *	(1,390)	$(211)
Brinker International Inc	(941)	(40)
Brunswick Corp/DE	(2,977)	(175)
Burlington Stores Inc *	(563)	(116)
Caesars Entertainment *	(3,499)	(196)
Callaway Golf Co	(4,233)	(81)
Camping World Holdings Inc, Cl A	(1,400)	(42)
Capri Holdings Ltd *	(4,156)	(75)
CarMax Inc *	(1,317)	(121)
Carnival Corp	(12,671)	(192)
CarParts.com Inc *	(5,171)	(56)
Carter’s Inc	(1,151)	(100)
Carvana Co, Cl A *	(512)	(114)
Cavco Industries Inc *	(56)	(10)
Century Communities Inc *	(1,741)	(74)
Chegg Inc *	(3,900)	(279)
Chipotle Mexican Grill Inc, Cl A *	(649)	(807)
Choice Hotels International Inc	(798)	(69)
Churchill Downs Inc	(1,000)	(164)
Cooper Tire & Rubber Co	(4,908)	(156)
Cooper-Standard Holdings Inc *	(900)	(12)
Cracker Barrel Old Country Store Inc	(306)	(35)
Crocs Inc *	(2,714)	(116)
Dana Inc	(8,923)	(110)
Darden Restaurants Inc	(2,960)	(298)
Deckers Outdoor Corp *	(1,034)	(227)
Dollar General Corp	(1,888)	(396)
Dollar Tree Inc *	(1,364)	(125)
Domino’s Pizza Inc	(999)	(425)
Dorman Products Inc *	(3,052)	(276)
DR Horton Inc	(12,059)	(912)
Dunkin’ Brands Group Inc	(1,241)	(102)
eBay Inc	(5,545)	(289)
Envela Corp *	(4,753)	(20)
Etsy Inc *	(1,200)	(146)
Expedia Group Inc	(867)	(79)
Five Below Inc *	(200)	(25)
Floor & Decor Holdings Inc, Cl A *	(1,000)	(75)
Ford Motor Co	(137,492)	(916)
Fox Factory Holding Corp *	(1,122)	(83)
frontdoor Inc *	(1,100)	(43)
Garmin Ltd	(5,399)	(512)
General Motors Co	(42,474)	(1,257)
Gentex Corp	(17,788)	(458)
Gentherm Inc *	(2,700)	(110)
Genuine Parts Co	(2,135)	(203)
Goodyear Tire & Rubber Co/The	(15,230)	(117)
GoPro Inc, Cl A *	(8,139)	(37)
Grand Canyon Education Inc *	(955)	(76)
Grubhub Inc *	(1,032)	(75)
H&R Block Inc	(3,000)	(49)
Hanesbrands Inc	(12,591)	(198)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Harley-Davidson Inc, Cl A	(4,977)	$(122)
Hasbro Inc	(3,510)	(290)
Helen of Troy Ltd *	(864)	(167)
Hilton Grand Vacations Inc *	(1,700)	(36)
Hilton Worldwide Holdings Inc	(6,511)	(555)
Home Depot Inc/The	(6,989)	(1,941)
Hyatt Hotels Corp, Cl A	(1,494)	(80)
Installed Building Products Inc *	(1,178)	(120)
iRobot *	(1,047)	(79)
Jack in the Box Inc	(613)	(49)
Johnson Outdoors Inc, Cl A	(205)	(17)
K12 Inc *	(1,700)	(45)
KB Home	(3,635)	(140)
L Brands Inc	(1,681)	(53)
Las Vegas Sands Corp	(8,059)	(376)
Laureate Education Inc, Cl A *	(3,900)	(52)
La-Z-Boy Inc, Cl Z	(377)	(12)
LCI Industries	(2,312)	(246)
Lear Corp	(3,664)	(400)
Leggett & Platt Inc	(4,076)	(168)
Lennar Corp, Cl A	(10,301)	(841)
Lennar Corp, Cl B	(600)	(40)
LGI Homes Inc *	(872)	(101)
Lifetime Brands	(2,388)	(23)
Lithia Motors Inc, Cl A	(200)	(46)
LKQ Corp *	(5,205)	(144)
Lowe’s Cos Inc	(5,196)	(862)
Lululemon Athletica Inc *	(3,839)	(1,264)
M/I Homes Inc *	(1,638)	(75)
Magnite *	(4,400)	(31)
Malibu Boats Inc, Cl A *	(1,000)	(50)
Marriott International Inc/MD, Cl A	(6,141)	(569)
Marriott Vacations Worldwide	(870)	(79)
Mattel Inc *	(8,969)	(105)
McDonald’s Corp	(17,174)	(3,770)
MDC Holdings Inc	(1,994)	(94)
Meritage Homes Corp *	(1,603)	(177)
MGM Resorts International	(12,787)	(278)
Mohawk Industries Inc *	(1,766)	(172)
Motorcar Parts of America Inc *	(5,529)	(86)
Murphy USA Inc *	(100)	(13)
Nautilus Inc *	(4,500)	(77)
Newell Brands Inc, Cl B	(13,337)	(229)
NIKE Inc, Cl B	(39,511)	(4,960)
Norwegian Cruise Line Holdings Ltd *	(6,338)	(108)
NVR Inc *	(123)	(502)
Ollie’s Bargain Outlet Holdings Inc *	(522)	(46)
O’Reilly Automotive Inc *	(462)	(213)
Overstock.com *	(600)	(44)
Papa John’s International Inc, Cl A	(1,238)	(102)
Peloton Interactive Inc, Cl A *	(3,561)	(353)
Penn National Gaming Inc *	(3,639)	(265)

300	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Perdoceo Education Corp *	(666)	$(8)
Planet Fitness Inc, Cl A *	(2,099)	(129)
Polaris Inc	(1,913)	(180)
Pool Corp	(350)	(117)
PulteGroup Inc	(10,636)	(492)
Purple Innovation Inc, Cl A *	(2,600)	(65)
PVH Corp	(2,563)	(153)
Qurate Retail	(51)	(5)
Qurate Retail Inc	(1,700)	(12)
Ralph Lauren Corp, Cl A	(1,050)	(71)
RH *	(300)	(115)
Ross Stores Inc	(2,167)	(202)
Royal Caribbean Cruises Ltd	(4,053)	(262)
Scientific Games Corp, Cl A *	(2,662)	(93)
Service Corp International/US	(4,426)	(187)
ServiceMaster Global Holdings Inc *	(3,143)	(125)
Shake Shack Inc, Cl A *	(900)	(58)
Shutterstock Inc	(600)	(31)
Six Flags Entertainment Corp	(2,406)	(49)
Skechers USA Inc, Cl A *	(3,908)	(118)
Skyline Champion Corp *	(2,150)	(58)
Smith & Wesson Brands Inc	(2,099)	(33)
Sonos Inc *	(4,096)	(62)
Stamps.com Inc *	(400)	(96)
Standard Motor Products Inc	(3,295)	(147)
Starbucks Corp	(26,205)	(2,252)
Stitch Fix Inc, Cl A *	(410)	(11)
Stoneridge Inc *	(1,530)	(28)
Strategic Education Inc	(360)	(33)
Sturm Ruger & Co Inc	(399)	(24)
Tapestry Inc	(8,526)	(133)
Target Corp, Cl A	(3,823)	(602)
Taylor Morrison Home Corp, Cl A *	(4,441)	(109)
Tempur Sealy International Inc *	(1,811)	(162)
Tenneco Inc, Cl A *	(7,737)	(54)
Tesla Inc *	(9,665)	(4,146)
Texas Roadhouse Inc, Cl A	(1,128)	(69)
Thor Industries Inc	(3,025)	(288)
Tiffany & Co	(870)	(101)
TJX Cos Inc/The	(7,975)	(444)
Toll Brothers Inc	(4,749)	(231)
TopBuild Corp *	(1,382)	(236)
Tractor Supply Co	(717)	(103)
TRI Pointe Group Inc *	(5,120)	(93)
Tupperware Brands Corp	(2,600)	(52)
Turtle Beach Corp *	(2,200)	(40)
Ulta Beauty Inc *	(288)	(64)
Under Armour Inc, Cl A *	(5,325)	(60)
Under Armour Inc, Cl C *	(5,079)	(50)
Vail Resorts Inc	(747)	(160)
VF Corp	(10,242)	(719)
Vista Outdoor Inc *	(3,840)	(77)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Visteon Corp *	(2,722)	$(188)
Waitr Holdings *	(9,500)	(31)
Wayfair Inc, Cl A *	(476)	(139)
Wendy’s Co/The	(5,228)	(117)
Whirlpool Corp	(1,965)	(361)
Williams-Sonoma Inc	(1,129)	(102)
Wingstop Inc, Cl A	(800)	(109)
Winnebago Industries	(2,603)	(134)
Wolverine World Wide Inc	(1,946)	(50)
Workhorse Group Inc *	(7,900)	(200)
WW International Inc *	(1,400)	(26)
Wyndham Destinations Inc	(1,839)	(57)
Wyndham Hotels & Resorts Inc	(2,396)	(121)
Wynn Resorts Ltd	(2,549)	(183)
XPEL Inc *	(6,818)	(178)
YETI Holdings Inc *	(2,969)	(135)
Yum China Holdings Inc	(7,982)	(423)
Yum! Brands Inc	(6,798)	(621)

		(55,063)

Information Technology — (1.9)%
Advanced Micro Devices Inc *	(5,222)	(428)
Amphenol Corp, Cl A	(1,942)	(210)
Analog Devices Inc	(1,310)	(153)
Apple Inc	(37,164)	(4,304)
Applied Materials Inc	(4,232)	(252)
Arista Networks Inc *	(644)	(133)
Arrow Electronics Inc, Cl A *	(802)	(63)
Avid Technology Inc *	(1,700)	(14)
Broadcom Inc	(1,652)	(602)
Calix Inc *	(3,100)	(55)
CDW Corp/DE	(1,705)	(204)
Ciena Corp *	(1,000)	(40)
Cisco Systems Inc	(20,147)	(794)
Cognex Corp	(1,068)	(69)
Corning Inc, Cl B	(4,502)	(146)
CyberOptics Corp *	(1,280)	(41)
Dell Technologies Inc, Cl C *	(1,224)	(83)
Enphase Energy Inc *	(729)	(60)
Entegris Inc	(600)	(45)
ePlus Inc *	(700)	(51)
F5 Networks Inc, Cl A *	(297)	(36)
Fabrinet *	(590)	(37)
Hewlett Packard Enterprise Co	(8,754)	(82)
HP Inc	(10,955)	(208)
II-VI Inc *	(1,382)	(56)
Infinera Corp *	(7,200)	(44)
Inphi Corp *	(300)	(34)
Intel Corp	(16,853)	(873)
Intellicheck Inc *	(5,478)	(36)
Jabil Inc	(1,522)	(52)
Juniper Networks Inc	(2,291)	(49)

SEI Institutional Managed Trust / Annual Report / September 30, 2020	301

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Keysight Technologies Inc *	(1,253)	$(124)
KLA Corp	(722)	(140)
Lam Research Corp	(838)	(278)
Lumentum Holdings Inc *	(700)	(53)
Marvell Technology Group Ltd	(2,899)	(115)
Maxim Integrated Products Inc	(275)	(19)
Microchip Technology Inc	(943)	(97)
Micron Technology Inc *	(5,549)	(261)
MKS Instruments Inc	(476)	(52)
Monolithic Power Systems Inc	(222)	(62)
Motorola Solutions Inc	(957)	(150)
NetApp Inc	(1,854)	(81)
Novanta Inc *	(200)	(21)
NVIDIA Corp	(2,573)	(1,393)
ON Semiconductor Corp *	(623)	(13)
PAR Technology *	(1,894)	(77)
PC Connection Inc	(1,000)	(41)
Pure Storage Inc, Cl A *	(3,688)	(57)
Qorvo Inc *	(461)	(59)
QUALCOMM Inc	(5,220)	(614)
Quantum *	(11,000)	(51)
Ribbon Communications Inc *	(6,188)	(24)
Skyworks Solutions Inc	(900)	(131)
SolarEdge Technologies Inc *	(307)	(73)
Super Micro Computer Inc *	(3,052)	(81)
SYNNEX Corp	(500)	(70)
Teradyne Inc	(1,229)	(98)
Texas Instruments Inc	(4,207)	(601)
Trimble Inc *	(1,024)	(50)
Ubiquiti Inc	(261)	(43)
Universal Display Corp	(154)	(28)
Western Digital Corp	(2,086)	(76)
Xerox Holdings Corp	(3,049)	(57)
Xilinx Inc	(796)	(83)
Zebra Technologies Corp, Cl A *	(461)	(116)

		(14,543)

Materials — (1.4)%
Air Products and Chemicals Inc	(3,414)	(1,017)
Albemarle Corp	(1,762)	(157)
Alcoa Corp *	(3,500)	(41)
Amcor PLC	(18,668)	(206)
Ashland Global Holdings Inc	(351)	(25)
Avery Dennison Corp	(1,128)	(144)
Axalta Coating Systems Ltd *	(827)	(18)
Ball Corp	(4,504)	(374)
Berry Global Group Inc *	(1,902)	(92)
Celanese Corp, Cl A	(1,172)	(126)
CF Industries Holdings Inc	(1,741)	(54)
Chemours Co/The	(3,300)	(69)
Cleveland-Cliffs Inc	(8,400)	(54)
Commercial Metals Co, Cl A	(1,331)	(27)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Corteva Inc	(10,228)	$(295)
Crown Holdings Inc *	(2,263)	(174)
Dow Inc	(8,884)	(418)
DuPont de Nemours Inc	(8,964)	(497)
Eastman Chemical Co	(1,991)	(156)
Ecolab Inc	(3,421)	(684)
Element Solutions Inc *	(900)	(9)
FMC Corp	(2,033)	(215)
Freeport-McMoRan Inc, Cl B	(18,797)	(294)
Graphic Packaging Holding Co	(2,560)	(36)
Hecla Mining Co	(12,595)	(64)
Huntsman Corp	(1,331)	(30)
International Flavors & Fragrances Inc	(1,382)	(169)
International Paper Co	(4,993)	(202)
Linde PLC	(7,044)	(1,677)
Louisiana-Pacific Corp	(1,226)	(36)
LyondellBasell Industries NV, Cl A	(2,615)	(184)
Martin Marietta Materials Inc, Cl A	(573)	(135)
Mosaic Co/The	(2,839)	(52)
Newmont Corp	(10,415)	(661)
Nucor Corp	(3,065)	(138)
Packaging Corp of America	(1,402)	(153)
PPG Industries Inc	(2,962)	(362)
Reliance Steel & Aluminum Co	(819)	(84)
RPM International Inc	(1,828)	(151)
Scotts Miracle-Gro Co/The, Cl A	(700)	(107)
Sealed Air Corp	(1,052)	(41)
Sherwin-Williams Co/The, Cl A	(1,214)	(846)
Sonoco Products Co	(512)	(26)
Southern Copper Corp	(1,075)	(49)
Steel Dynamics Inc	(2,354)	(67)
United States Steel Corp	(1,000)	(7)
Vulcan Materials Co	(1,021)	(138)
Westrock Co	(3,754)	(130)

		(10,691)

Total Common Stock Sold Short (Proceeds $66,632) ($ Thousands)		(84,973)

FOREIGN COMMON STOCK SOLD SHORT — 0.0%

Consumer Discretionary — 0.0%
Adient PLC *	(5,118)	(89)

Total Foreign Common Stock Sold Short (Proceeds $344) ($ Thousands)		(89)

302	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Description	Shares	Market Value ($ Thousands)

PREFERRED STOCK SOLD SHORT — 0.0%

Industrials — 0.0%
WESCO International, 10.625%	(127)	$(4)

Total Preferred Stock Sold Short (Proceeds $3) ($ Thousands)		(4)

Total Investments Sold Short — (10.9)% (Proceeds $66,979) ($ Thousands)		$(85,066)

	Contracts

PURCHASED OPTIONS* — 0.2%

Total Purchased Options (J) (Cost $1,670) ($ Thousands)	1,145	$1,868

PURCHASED SWAPTION** — 0.0%

Total Purchased Swaption (K) (Cost $289) ($ Thousands)	8,590,000	$285

WRITTEN OPTIONS* — (0.1)%

Total Written Options (J) (Premiums Received $497) ($ Thousands)	(916)	$(442)

WRITTEN SWAPTIONS* — (0.1)%

Total Written Swaptions (K) (Premiums Received $1,261) ($ Thousands)	(52,991,000)	$(951)

A list of open exchange traded options contracts for the Fund at September 30, 2020, is as follows:

Description	Number of Contracts	Notional Amount (Thousands) †	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTIONS — 0.2%

Put Options
December 2020, Corn Future*^	250	$27	$320.00	11/21/2020	$5
November 2020, Natural Gas Future*^	95	44	2.00	10/17/2020	46
November 2020, Soy Bean Future*^	35	12	970.00	10/17/2020	3
December 2020, Sugar Option Future*^	100	30	13.00	11/21/2020	30
December 2020, WTI Crude Oil ICE Future*^	240	156	32.50	11/21/2020	175

		269			259

Call Options
December 2020, Coffee ‘C’ Future*^	38	247	110.00	11/21/2020	94
December 2020, Corn Future*^	75	138	300.00	11/21/2020	297
July 2021, Corn Future*^	75	260	320.00	6/19/2021	298
December 2020, Cotton*^	50	16	70.00	11/21/2020	14

SEI Institutional Managed Trust / Annual Report / September 30, 2020	303

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Inflation Managed Fund (Continued)

Description	Number of Contracts	Notional Amount (Thousands) †	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTIONS (continued)
December 2020, Gold Futures*^	11	$229	$1,650.00	11/21/2020	$275
December 2020, Gold Futures*^	10	220	1,750.00	11/21/2020	158
November 2020, Natural Gas Future*^	81	139	3.00	10/17/2020	59
November 2020, Soy Bean Future*^	50	126	860.00	10/17/2020	409
November 2020, Zinc LME Future*^	35	26	2,800.00	11/21/2020	5

		1,401			1,609

Total Purchased Options		1,670			$1,868

WRITTEN OPTIONS — (0.1)%

Put Options
December 2020, Coffee ‘C’ Future*^	(38)	$(30)	100.00	11/21/20	$(24)
December 2020, Corn Future*^	(125)	(11)	270.00	11/21/20	(1)
January 2021, Natural Gas Future*^	(81)	(142)	2.85	12/19/20	(150)
December 2020, WTI Crude Oil ICE Future*^	(120)	(33)	25.00	11/21/20	(30)
December 2020, WTI Crude Oil ICE Future*^	(240)	(67)	27.50	11/21/20	(84)

		(283)			(289)

Call Options
December 2020, Coffee ‘C’ Future*^	(30)	(46)	145.00	11/21/20	(9)
March 2021, Corn Future*^	(50)	(41)	370.00	02/20/21	(70)
June 2021, Crude Oil IPE Future*^	(18)	(27)	60.00	04/17/21	(12)
December 2020, Gold Futures*^	(10)	(22)	2,250.00	11/21/20	(5)
November 2020, Natural Gas Future*^	(9)	(23)	2.75	10/17/20	(12)
November 2020, Soy Bean Future*^	(35)	(11)	1,080.00	10/17/20	(12)
December 2020, Sugar Option Future*^	(100)	(21)	14.50	11/21/20	(20)
December 2020, WTI Crude Oil ICE Future*^	(60)	(23)	47.00	11/21/20	(13)

		(214)			(153)

Total Written Options		(497)			$(442)

† Represents Cost

A list of open OTC swaptions contracts for the Fund at September 30, 2020, is as follows:

		Number of Contracts/			Value
Description	Counterparty	Notional Amount	Exercise Price	Expiration Date	(Thousands)

PURCHASED SWAPTION — 0.0%

Put Swaptions
Swaption 1 Year*	JPMorgan Chase	8,590,000	$1.02	10/17/2020	$285

WRITTEN SWAPTIONS — (0.1)%

Call Swaptions
Swaption 1 Year*	JPMorgan Chase	(8,590,000)	$0.52	10/17/2020	$(1)

Put Swaptions
CDX.NA.HY.S34.V8-5Y*	JPMorgan Chase	(44,401,000)	$0.01	12/19/2020	(950)

Total Written Swaptions		(52,991,000)			$(951)

304	SEI Institutional Managed Trust / Annual Report / September 30, 2020

A list of the open futures contracts held by the Fund at September 30, 2020, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brent Crude(A)	130	Dec-2020	$5,360	$5,558	$198
Canadian 10-Year Bond	(95)	Dec-2020	(10,927)	(10,797)	6
Coffee C(A)	19	Dec-2020	823	791	(32)
Coffee C(A)	3	Mar-2021	138	127	(12)
Copper(A)	185	Jan-2021	13,355	14,025	670
Corn(A)	(65)	Dec-2020	(1,199)	(1,232)	(33)
Corn(A)	23	Mar-2021	426	447	21
Cotton No. 2(A)	111	Dec-2020	3,585	3,651	67
Feeder Cattle(A)	31	Jan-2021	2,171	2,175	4
Gasoline(A)	14	Nov-2020	688	695	7
Gasoline(A)	24	Nov-2020	1,199	1,191	(8)
Gold(A)	62	Jan-2021	11,490	11,752	262
Gold(A)	17	Jan-2021	3,286	3,222	(63)
Heating Oil(A)	19	Jan-2021	1,054	942	(112)
Japanese 10-Year Government Bond E-MINI	(28)	Dec-2020	(3,993)	(4,036)	(13)
KC HRW Wheat(A)	158	Dec-2020	3,679	4,027	348
Lean Hogs(A)	55	Dec-2020	1,214	1,388	174
Lean Hogs(A)	(81)	Dec-2020	(2,035)	(2,044)	(9)
Live Cattle(A)	(33)	Jan-2021	(1,446)	(1,483)	(37)
Live Cattle(A)	63	Jan-2021	2,774	2,831	57
LME Lead(A)	(6)	Dec-2020	(275)	(273)	2
LME Lead(A)	12	Nov-2020	586	545	(41)
LME Nickel(A)	(2)	Nov-2020	(174)	(174)	–
LME Nickel(A)	(17)	Dec-2020	(1,489)	(1,480)	8
LME Nickel(A)	26	Nov-2020	2,226	2,262	36
LME Primary Aluminum(A)	29	Jun-2021	1,303	1,305	2
LME Primary Aluminum(A)	(30)	Nov-2020	(1,303)	(1,314)	(12)
LME Primary Aluminum(A)	20	Nov-2020	890	876	(14)
LME Zinc(A)	13	Nov-2020	816	779	(37)
LME Zinc(A)	56	Dec-2020	3,175	3,363	188
Long Gilt 10-Year Bond	(113)	Jan-2021	(20,114)	(19,884)	12
Low Sulphur Gasoil(A)	(69)	Nov-2020	(2,416)	(2,303)	113
Low Sulphur Gasoil(A)	34	Nov-2020	1,307	1,135	(172)
MSCI EAFE Index	(104)	Dec-2020	(9,933)	(9,637)	296
Natural Gas(A)	140	Oct-2020	3,709	3,538	(171)
Natural Gas(A)	146	Jan-2021	4,392	4,770	378
NY Harbor ULSD(A)	36	Nov-2020	1,682	1,742	61
NYMEX Cocoa(A)	16	Dec-2020	403	407	5
Palladium(A)	(3)	Jan-2021	(665)	(699)	(35)
Platinum(A)	(28)	Jan-2021	(1,355)	(1,273)	82
Red Wheat(A)	26	Dec-2020	661	702	41
S&P 500 Index E-MINI	(113)	Dec-2020	(19,053)	(18,939)	114
Silver(A)	25	Jan-2021	3,274	2,937	(338)
Silver(A)	39	Jan-2021	4,524	4,581	57
Soybean(A)	33	May-2021	1,591	1,681	90
Soybean(A)	71	Nov-2020	3,284	3,633	350
Soybean(A)	57	Jan-2021	2,817	2,928	111
Soybean Meal(A)	33	Mar-2021	1,092	1,117	25
Soybean Meal(A)	68	Dec-2020	2,029	2,331	302
Soybean Meal(A)	85	Dec-2020	2,914	2,914	(1)
Soybean Oil(A)	184	Dec-2020	3,272	3,658	385
Soybean Oil(A)	44	Mar-2021	923	878	(44)
Sugar No. 11(A)	422	Mar-2021	5,985	6,385	401
U.S. 2-Year Treasury Note	40	Jan-2021	8,837	8,838	2
U.S. 5-Year Treasury Note	(87)	Jan-2021	(10,951)	(10,965)	(14)

SEI Institutional Managed Trust / Annual Report / September 30, 2020	305

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Inflation Managed Fund (Continued)

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
U.S. 10-Year Treasury Note	(230)	Dec-2020	$(32,041)	$(32,092)	$(52)
U.S. Ultra Long Treasury Bond	(34)	Dec-2020	(7,621)	(7,542)	79
Ultra 10-Year U.S. Treasury Note	(47)	Dec-2020	(7,510)	(7,516)	(7)
Wheat(A)	(30)	Dec-2020	(817)	(867)	(50)
Wheat(A)	1	Mar-2021	28	29	2
Wheat(A)	78	Dec-2020	1,950	2,254	304
WTI Crude Oil(A)	98	Oct-2020	4,169	3,942	(227)
WTI Crude Oil(A)	77	Feb-2021	3,382	3,193	(189)
WTI Crude Oil(A)	(45)	Oct-2020	(1,802)	(1,810)	(8)

			$(14,656)	$(10,815)	$3,529

A list of the open forward foreign currency contracts held by the Fund at September 30, 2020, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	10/08/20	USD	6,508	JPY	683,046	$(35)
Bank of America	10/09/20	CAD	11,778	USD	8,974	156
Bank of America	11/27/20	ZAR	129,291	USD	7,732	32
Barclays PLC	10/08/20	USD	6,445	JPY	682,612	25
Barclays PLC	10/16/20	SEK	59,429	USD	6,676	33
Barclays PLC	10/27/20	MYR	5,106	USD	1,214	(17)
BNP Paribas	10/29/20	AUD	24,611	USD	17,637	–
Brown Brothers Harriman	10/08/20	USD	2	JPY	239	–
Brown Brothers Harriman	10/09/20	USD	471	CAD	625	(4)
Brown Brothers Harriman	10/15/20	USD	299	EUR	252	(3)
Brown Brothers Harriman	10/15/20	EUR	449	USD	532	5
Brown Brothers Harriman	10/15/20	EUR	193	USD	225	(1)
Brown Brothers Harriman	10/16/20	USD	6	SEK	53	–
Brown Brothers Harriman	10/21/20	CNY	1,136	USD	168	1
Brown Brothers Harriman	10/29/20	USD	184	AUD	249	(6)
Brown Brothers Harriman	10/29/20	AUD	298	USD	214	–
Brown Brothers Harriman	10/29/20	AUD	617	USD	433	(9)
Brown Brothers Harriman	11/19/20	GBP	230	USD	298	1
Brown Brothers Harriman	11/19/20	GBP	211	USD	273	–
Brown Brothers Harriman	04/17/21	USD	–	ZAR	–	–
Citigroup	10/21/20	CNH	60,323	USD	8,873	(2)
Citigroup	11/27/20	USD	641	ZAR	10,839	4
Deutsche Bank	10/09/20	CAD	4,132	USD	3,111	18
Goldman Sachs	10/08/20	USD	2,440	JPY	258,492	10
Goldman Sachs	10/09/20	CAD	12,015	USD	9,218	222
Goldman Sachs	11/16/20	USD	3,314	CNY	23,111	81
Goldman Sachs	11/16/20	KRW	3,947,078	USD	3,337	(53)
HSBC	10/15/20	USD	12,222	EUR	10,395	(29)
JPMorgan Chase Bank	10/09/20	CAD	3,557	USD	2,653	(10)
Morgan Stanley	10/08/20	JPY	485,859	USD	4,606	1
Morgan Stanley	10/15/20	USD	4,149	EUR	3,489	(57)
Standard Bank	11/10/20	USD	8,999	KRW	10,467,438	(11)
Standard Bank	11/16/20	USD	5,544	CNY	38,585	124
Standard Bank	11/16/20	KRW	6,595,491	USD	5,578	(86)
UBS	04/12/21	USD	–	HKD	–	–

306	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
UBS	05/03/21	BRL	–	USD	–	$–

$390

A list of the open OTC swap agreements held by the Fund at September 30, 2020 is as follows:

			Credit Default Swaps
Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Deutsche Bank	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2049	$(634)	$(211)	$(49)	$(162)
Citibank	CMBX.BBB.6	Buy	3.00%	Monthly	09/17/2058	245	64	17	47
Citibank	CMBX.BBB.6	Buy	3.00%	Monthly	09/17/2058	257	68	17	51
Citibank	CMBX.BBB.6	Buy	3.00%	Monthly	09/17/2058	258	68	17	51
Deutsche Bank	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(201)	(67)	(25)	(42)
Deutsche Bank	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(33)	(11)	(4)	(7)
Credit Suisse	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(3)	(1)	–	(1)
Credit Suisse	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(106)	(35)	(13)	(22)
Citibank	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(20)	(7)	(3)	(4)
Citibank	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(52)	(17)	(7)	(10)
Citibank	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(250)	(83)	(32)	(51)
Citibank	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(89)	(30)	(11)	(19)
Citibank	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(356)	(119)	(44)	(75)
Citibank	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(220)	(73)	(27)	(46)
Citibank	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(254)	(85)	(32)	(53)
Goldman Sachs	CMBX.BBB.9	Buy	3.00%	Monthly	09/17/2058	518	136	91	45
Goldman Sachs	CMBX.NA.BBB.6	Sell	3.00%	Monthly	12/31/2049	(835)	(278)	(60)	(218)
Deutsche Bank	CMBX.NA.BBB.6	Sell	3.00%	Monthly	12/31/2049	(42)	(14)	(2)	(12)
Deutsche Bank	CMBX.NA.BBB.6	Sell	3.00%	Monthly	12/31/2049	(1,093)	(365)	(72)	(293)
Credit Suisse	CMBX.NA.BBB.6	Sell	3.00%	Monthly	12/31/2049	(227)	(76)	(15)	(61)
Credit Suisse	CMBX.NA.BBB.6	Sell	3.00%	Monthly	12/31/2049	(812)	(271)	(50)	(221)
Goldman Sachs	CMBX.NA.BBB.6	Sell	3.00%	Monthly	12/31/2049	(261)	(87)	(16)	(71)
Goldman Sachs	CMBX.NA.BBB.6	Sell	3.00%	Monthly	12/31/2049	(1,324)	(441)	2	(443)
Citibank	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(172)	(57)	(26)	(31)
Citibank	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(141)	(47)	(17)	(30)
Citibank	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(471)	(157)	(56)	(101)
JPMorgan Chase	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(49)	(16)	(5)	(11)
CGG	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(254)	(85)	(33)	(52)
Citibank	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(240)	(80)	(32)	(48)
Citibank	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(731)	(244)	(80)	(164)
Citibank	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(523)	(174)	(59)	(115)
Citibank	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(1,045)	(348)	(115)	(233)
Citibank	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(731)	(244)	(79)	(165)
Citibank	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(365)	(122)	(41)	(81)
JPMorgan Chase	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(46)	(15)	(4)	(11)
Citibank	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(36)	(12)	(6)	(6)
JPMorgan Chase	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(201)	(67)	(19)	(48)
Goldman Sachs	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(65)	(22)	(7)	(15)
JPMorgan Chase	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(503)	(168)	(61)	(107)
Citibank	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(164)	(55)	(16)	(39)
Deutsche Bank	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(113)	(38)	(13)	(25)
Deutsche Bank	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(112)	(37)	(13)	(24)
Deutsche Bank	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(330)	(110)	(35)	(75)
Goldman Sachs	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(222)	(74)	(23)	(51)
Goldman Sachs	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(329)	(110)	(44)	(66)
JPMorgan Chase	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(175)	(58)	(21)	(37)
Goldman Sachs	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(727)	(242)	(82)	(160)

SEI Institutional Managed Trust / Annual Report / September 30, 2020	307

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Inflation Managed Fund (Continued)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	$(276)	$(92)	$(45)	$(47)
Goldman Sachs	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(188)	(63)	(28)	(35)
Goldman Sachs	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(194)	(65)	(16)	(49)
Goldman Sachs	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(16)	(5)	(1)	(4)
Goldman Sachs	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(32)	(11)	(3)	(8)
Goldman Sachs	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(32)	(11)	(3)	(8)
Goldman Sachs	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(198)	(66)	(32)	(34)
Citibank	CMBX.NA.BBB.6	Sell	3.00%	Quarterly	05/11/2063	(290)	(97)	(31)	(66)
Citibank	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	1,045	275	77	198
Citibank	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	1,045	275	74	201
Citibank	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	1,287	338	89	249
Citibank	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	356	94	71	23
Citibank	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	891	234	179	55
Citibank	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	1,782	468	366	102
Morgan Stanley	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	276	73	54	19
JPMorgan Securities	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	184	48	38	10
Citibank	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	346	91	71	20
Citibank	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	553	145	113	32
Citibank	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	553	145	113	32
Morgan Stanley	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	553	145	114	31
Citibank	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	523	137	41	96
Credit Suisse	CMBX-A-.6	Sell	2.00%	Monthly	05/11/2063	(1,305)	(167)	(29)	(138)

							$(2,626)	$7	$(2,633)

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	IBOX.HY Total Return	Index Return	3-MONTH USD -LIBOR	Quarterly	12/20/2020	USD	16,070	$(271)	$3	$(274)
Macquarie Bank Limited(A)	Bloomberg Commodity Index 2-Month Forward Total Return	BLOOMBERG COMMODITY INDEX 2- MONTH FORWARD TR	US T-BILL HIGH DISCOUNT RATE + 16.5 BPS	Monthly	11/05/2020	USD	(952)	–	–	–
Macquarie Bank Limited(A)	Bloomberg Commodity Index Total Return	BLOOMBERG COMMODITY INDEX TOTAL RETURN	US T-BILL HIGH DISCOUNT RATE + 9 BPS	Monthly	11/05/2020	USD	(11,570)	(24)	–	(24)
Macquarie Bank Limited(A)	Macquarie Commodity Product 251E	MACQUARIE COMMODITY PRODUCT 251E	0.33%	Monthly	10/03/2020	USD	(2,597)	21	–	21
Merrill Lynch(A)	Bloomberg Commodity Index 2-Month Forward Total Return	BLOOMBERG COMMODITY INDEX 2-MONTH FORWARD TR	US T-BILL HIGH DISCOUNT RATE + 12 BPS	Monthly	11/05/2020	USD	(1,553)	–	–	–
Merrill Lynch(A)	Bloomberg Commodity Index Total Return	BLOOMBERG COMMODITY INDEX TOTAL RETURN	US T-BILL HIGH DISCOUNT RATE + 11 BPS	Monthly	11/05/2020	USD	(11,019)	(23)	–	(23)
Merrill Lynch(A)	BOFA Merrill Lynch Commodity MLBXCS3E Excess	BOFA MERRILL LYNCH COMMODITY MLBXCS3E EXCESS	3-Month U.S. Treasury rate plus 14 BPS	Monthly	10/03/2020	USD	(2,509)	20	–	20
Societe Generale(A)	Bloomberg Commodity Index 2-Month Forward Total Return	BLOOMBERG COMMODITY INDEX 2-MONTH FORWARD TR	US T-BILL HIGH DISCOUNT RATE + 14 BPS	Monthly	11/05/2020	USD	(1,692)	–	–	–
Societe Generale(A)	Bloomberg Commodity Index Total Return	BLOOMBERG COMMODITY INDEX TOTAL RETURN	US T-BILL HIGH DISCOUNT RATE + 11 BPS	Monthly	11/05/2020	USD	(6,745)	(14)	–	(14)
Societe Generale(A)	Societe Generale Commodities Custom Alpha 061	SOCIETE GENERALE COMMODITIES CUSTOM ALPHA 061	0.35%	Monthly	10/03/2020	USD	(2,641)	35	–	35

								$(256)	$3	$(259)

308	SEI Institutional Managed Trust / Annual Report / September 30, 2020

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2020 is as follows:

Credit Default Swaps
Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Malaysia	Buy	1.00%	Quarterly	12/20/2025	$14,740	$ (334)	$ (332)	$ (2)
CDX.NAIG.34.V1	Buy	1.00%	Quarterly	06/20/2025	127,960	(874)	(130)	(744)
People’s Republic of China	Buy	1.00%	Quarterly	06/20/2025	21,400	(565)	(479)	(86)

						$ (1,773)	$ (941)	$ (832)

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
3-MONTH SEK -STIBOR	-0.0165%	Annually	08/30/2024	SEK	153,850	$(123)	$–	$(123)
2.1495%	3-MONTH USD - LIBOR	Quarterly	06/04/2029	USD	4,220	(577)	–	(577)
2.3545%	3-MONTH USD - LIBOR	Quarterly	07/12/2027	USD	1,075	(140)	–	(140)
0.5575%	3-MONTH USD - LIBOR	Quarterly	06/05/2027	USD	15,800	(103)	–	(103)
2.44%	3-MONTH USD - LIBOR	Quarterly	04/04/2027	USD	10,400	(1,440)	–	(1,440)
1.67	3-MONTH USD - LIBOR	Quarterly	11/09/2026	USD	1,490	(113)	–	(113)
1.66	3-MONTH USD - LIBOR	Quarterly	11/08/2026	USD	1,490	(111)	–	(111)
1.60%	3-MONTH USD - LIBOR	Quarterly	10/25/2026	USD	6,110	(470)	–	(470)
3-MONTH CAD - CDOR	CAD @ 0.698%	Semi-Annually	08/07/2025	CAD	50,410	(64)	–	(64)
2.293%	3-MONTH USD - LIBOR	Quarterly	08/04/2025	USD	2,717	(265)	–	(265)
3-MONTH USD - LIBOR	0.512%	Quarterly	06/09/2025	USD	89,410	(886)	–	(886)
2.49%	3-MONTH USD - LIBOR	Quarterly	06/09/2025	USD	1,710	(185)	–	(185)
3 MONTH USD - LIBOR	2.31%	Quarterly	05/18/2025	USD	2,820	(282)	–	(282)
1.99%	3-MONTH USD - LIBOR	Semi-Annually	04/21/2025	USD	–	–	–	–
1.99%	3-MONTH USD - LIBOR	Quarterly	04/21/2025	USD	2,760	(232)	–	(232)
3-MONTH CAD - CDOR	0.9575%	Semi-Annually	03/25/2025	CAD	25,112	209	–	209
1.593%	3-MONTH USD - LIBOR	Quarterly	09/27/2029	USD	2,230	(186)	–	(186)
2.631%	3-MONTH USD - LIBOR	Quarterly	11/10/2035	USD	1,190	(301)	–	(301)

						(5,269)	–	(5,269)

A list of the open reverse repurchase agreements held by the Fund at September 30, 2020 is as follows:

Principal Amount ($ Thousands)	Counterparty		Value ($ Thousands)
$(30,544)	Chase Securities	0.18%	$(30,544)
(26,019)	Chase Securities	0.18%	(26,019)
(4,118)	Chase Securities	0.18%	(4,118)
(81,420)	Chase Securities	0.18%	(81,420)
(4,275)	Chase Securities	0.18%	(4,275)
(8,129)	Chase Securities	0.18%	(8,129)
(15,956)	Chase Securities	0.18%	(15,956)
(20,381)	Chase Securities	0.18%	(20,381)
(35,045)	Chase Securities	0.18%	(35,045)
(8,664)	Chase Securities	0.18%	(8,664)

			$(234,551)

Percentages are based on Net Assets of $781,135 ($ Thousands).

*	Non-income producing security.

‡	Real Estate Investment Trust.

‡‡	Expiration date not available.

(A)	Security, or a portion thereof, is held by the Accumulation Commodity Strategy Subsidiary, Ltd. as of September 30, 2020.

(B)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(C)	Security, or portion thereof, has been pledged as collateral on open Reverse Repos.

(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(E)	Security, or portion thereof, has been pledged as collateral on securities sold short.

(F)	Security is a Master Limited Partnership. At September 30, 2020, such securities amounted to $30 ($ Thousands), or 0.0% of the Net Assets of the Fund (See Note 2).

(G)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2020, the value of these securities amounted to $79,722 ($ Thousands), representing 10.2% of the Net Assets of the Fund.

(H)	Security is in default on interest payment.

(I)	Perpetual security with no stated maturity date.

(J)	Refer to table below for details on Options Contracts.

(K)	Refer to table below for details on Swaption Contracts.

(L)	Security, or a portion thereof, has been pledged as collateral on open swap agreements.

(M)	Security, or a portion thereof, has been pledged as collateral on open forward contracts.

(N)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CDOR — Canadian Dollar Offered Rate

Cl — Class

CLO — Collateralized Loan Obligation

CMBX — Commercial Mortgage-Backed Index

CMO — Collateralized Mortgage Obligation

SEI Institutional Managed Trust / Annual Report / September 30, 2020	309

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Inflation Managed Fund (Concluded)

CNH — Chinese Yuan Offshore

CNY — Chinese Yuan Onshore

CVR — Contingent Value Rights

DAC — Designated Activity Company

DN — Discount Note

EAFE — Europe, Australasia and Far East

EUR — Euro

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

GO — General Obligation

HKD — Hong Kong Dollar

ICE— Intercontinental Exchange

IO — Interest Only — face amount represents notional amount.

JPY — Japanese Yen

KRW — Korean Won

LIBOR — London Interbank Offered Rate

Ltd. — Limited

LME — London Metal Exchange

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

MYR — Malaysian Ringgit

OTC — Over The Counter

PLC — Public Limited Company

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

S&P — Standard & Poor’s

SEK — Swedish Krona

Ser — Series

STIBOR — Stockholm Interbank Offered Rate

USD — U.S. Dollar

VAR — Variable Rate

ZAR — South African Rand

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
U.S. Treasury Obligations	–	535,254	–	535,254
Common Stock	180,906	–	–	180,906
Corporate Obligations	–	114,698	–	114,698
Mortgage-Backed Securities	–	62,964	–	62,964
U.S. Government Agency Obligations	–	55,753	–	55,753
Sovereign Debt	–	24,046	–	24,046
Asset-Backed Securities	–	17,044	–	17,044
Municipal Bonds	–	1,205	–	1,205
Foreign Common Stock	76	–	–	76
Right	19	–	–	19
Warrant	–	20	–	20

Total Investments in Securities	181,001	810,984	–	991,985

Securities Sold Short
Common Stock	(84,973)	–	–	(84,973)
Foreign Common Stock	(89)	–	–	(89)
Preferred Stock	–	(4)	–	(4)

Total Securities Sold Short	(85,062)	(4)	–	(85,066)

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Options	1,868	–	–	1,868
Purchased Swaptions	–	285	–	285
Written Options	(442)	–	–	(442)
Written Swaptions	–	(951)	–	(951)
Futures Contracts*
Unrealized Appreciation	5,260	–	–	5,260
Unrealized Depreciation	(1,731)	–	–	(1,731)
Forwards Contracts*
Unrealized Appreciation	–	713	–	713
Unrealized Depreciation	–	(323)	–	(323)
OTC Swaps
Credit Default Swaps*
Unrealized Appreciation	–	1,262	–	1,262
Unrealized Depreciation	–	(3,895)	–	(3,895)
Total Return Swaps*
Unrealized Appreciation	–	76	–	76
Unrealized Depreciation	–	(335)	–	(335)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Depreciation	–	(832)	–	(832)
Interest Rate Swaps*
Unrealized Appreciation	–	209	–	209
Unrealized Depreciation	–	(5,478)	–	(5,478)
Reverse Repurchase Agreements	–	(234,551)	–	(234,551)

Total Other Financial Instruments	4,955	(243,820)	–	(238,865)

*	Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

310	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Capital Stability Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 35.5%
U.S. Treasury Bills
0.091%, 11/05/2020 (A)	$147,497	$147,485
0.080%, 10/29/2020 (A)	36,914	36,911
U.S. Treasury Inflation Protected Securities
3.875%, 04/15/2029	1,045	1,503
3.625%, 04/15/2028	1,063	1,458
3.375%, 04/15/2032	312	473
2.500%, 01/15/2029	912	1,191
2.375%, 01/15/2025	1,807	2,098
2.375%, 01/15/2027	1,007	1,242
2.125%, 02/15/2040	541	830
2.125%, 02/15/2041	740	1,151
2.000%, 01/15/2026	1,365	1,608
1.750%, 01/15/2028	982	1,196
1.375%, 02/15/2044	1,305	1,858
1.000%, 02/15/2046	815	1,102
1.000%, 02/15/2048	863	1,192
1.000%, 02/15/2049	836	1,169
0.875%, 01/15/2029	8,545	9,956
0.875%, 02/15/2047	862	1,149
0.750%, 07/15/2028	2,072	2,388
0.750%, 02/15/2042	1,319	1,661
0.750%, 02/15/2045	1,431	1,824
0.625%, 04/15/2023	2,729	2,855
0.625%, 01/15/2024	2,799	2,975
0.625%, 01/15/2026	2,184	2,408
0.625%, 02/15/2043	946	1,168
0.500%, 04/15/2024	1,909	2,027
0.500%, 01/15/2028	2,051	2,302
0.375%, 07/15/2023	2,941	3,086
0.375%, 07/15/2025	2,849	3,093
0.375%, 01/15/2027	2,091	2,301
0.375%, 07/15/2027	2,224	2,473
0.250%, 01/15/2025	2,724	2,907
0.250%, 07/15/2029	1,949	2,181
0.250%, 02/15/2050	1,026	1,213
0.125%, 01/15/2022	1,092	1,110
0.125%, 04/15/2022	3,979	4,049
0.125%, 07/15/2022	2,938	3,015
0.125%, 01/15/2023	2,855	2,943
0.125%, 07/15/2024	2,672	2,827
0.125%, 10/15/2024	2,533	2,688
0.125%, 04/15/2025	2,180	2,320

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
0.125%, 07/15/2026	$2,138	$2,319
0.125%, 01/15/2030	2,924	3,232
0.125%, 07/15/2030	2,129	2,369

Total U.S. Treasury Obligations (Cost $270,675) ($ Thousands)		277,306

COMMERCIAL PAPER — 18.2%

American Honda Finance CP
0.300%, 11/18/2020	14,000	13,995
Banco Del Estado
0.180%, 11/30/2020	13,950	13,946
CNPC Finance HK Ltd
0.480%, 10/15/2020	14,000	13,998
ENI Finance USA
0.300%, 12/09/2020	14,000	13,991
General Motors
0.600%, 10/26/2020	13,650	13,642
Hyundai Capital
0.290%, 11/16/2020	14,000	13,993
Industrial & Comercial Bank of China
0.390%, 10/16/2020	8,250	8,249
Intercontinental Exchange
0.340%, 11/03/2020	14,000	13,996
Intesa
0.280%, 12/02/2020	13,950	13,937
Jabil Inc
0.650%, 10/05/2020	13,900	13,899
Motiva Enterprises
0.290%, 10/28/2020	8,600	8,599

Total Commercial Paper (Cost $142,253) ($ Thousands)		142,245

	Shares

EXCHANGE TRADED FUNDS — 5.7%
United States — 5.7%
Financial Select Sector SPDR Fund	37,444	901
Industrial Select Sector SPDR Fund	3,536	272
iShares Core S&P 500 ETF	53,136	17,857
SPDR S&P Homebuilders ETF	16,890	910
Technology Select Sector SPDR Fund	23,528	2,746
Vanguard Intermediate-Term Corporate Bond ETF	33,677	3,226
Vanguard S&P 500 ETF	58,148	17,889
Xtrackers Harvest CSI 300 China A-Shares ETF	6,657	230

Total Exchange Traded Funds (Cost $36,521) ($ Thousands)		44,031

SEI Institutional Managed Trust / Annual Report / September 30, 2020	311

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Capital Stability Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.9%
FHLB
1.625%, 11/19/2021	$27,610	$28,070
0.125%, 08/12/2022	9,775	9,769

Total U.S. Government Agency Obligations (Cost $37,646) ($ Thousands)		37,839

SOVEREIGN DEBT — 3.0%
Japanese Government CPI Linked Bond
0.100%, 03/10/2026	JPY 1,379,088	13,017
0.100%, 03/10/2027	1,102,537	10,412

Total Sovereign Debt (Cost $24,086) ($ Thousands)		23,429

	Shares

COMMON STOCK — 1.0%

United Kingdom — 0.0%
Medtronic PLC	2,922	304

United States — 1.0%
Communication Services — 0.3%
Facebook Inc, Cl A *	1,822	477
Netflix Inc *	878	439
Walt Disney Co/The	7,787	966

		1,882

Consumer Discretionary — 0.3%
Amazon.com Inc, Cl A *	93	293
Carnival Corp	2,801	43
Hovnanian Enterprises, Cl A *	3,184	104
KB Home	2,265	87
Las Vegas Sands Corp	21,621	1,009
Lennar Corp, Cl A	1,228	100
MGM Resorts International	6,355	138
NIO Inc ADR *	6,622	141
Norwegian Cruise Line Holdings Ltd *	5,284	90
PulteGroup Inc	2,159	100
Toll Brothers Inc	3,048	148
TRI Pointe Group Inc *	5,364	97

		2,350

Financials — 0.2%
American Express Co	452	45
Bank of America Corp	13,433	324
Bank of New York Mellon Corp/The	1,321	45
Berkshire Hathaway Inc, Cl B *	214	46
Cboe Global Markets Inc	529	46
Citigroup Inc	1,044	45
Discover Financial Services	792	46
Goldman Sachs Group Inc/The	240	48

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
JPMorgan Chase & Co	2,711	$261
MarketAxess Holdings Inc	106	51
US Bancorp	10,099	362
Wells Fargo & Co	3,167	74

		1,393

Health Care — 0.1%
BioNTech ADR	2,476	171
Gilead Sciences Inc	3,894	246
Moderna Inc *	1,804	128
Pfizer Inc	10,217	375

		920

Industrials — 0.1%
Caterpillar Inc, Cl A	3,598	537
Delta Air Lines Inc, Cl A	1,065	33
Southwest Airlines Co, Cl A	7,355	276

		846

Information Technology — 0.0%
Apple Inc	1,725	200

		7,591

Total Common Stock (Cost $7,151) ($ Thousands)		7,895

	Face Amount (Thousands)

MORTGAGE-BACKED SECURITY — 0.0%

Agency Mortgage-Backed Obligations — 0.0%
FNMA TBA
5.000%, 10/01/2038	$200	219

Total Mortgage-Backed Security (Cost $219) ($ Thousands)		219

Total Investments in Securities — 68.3% (Cost $518,551) ($ Thousands)		$532,964

	Contracts

PURCHASED OPTIONS*(B) — 0.2%

Total Purchased Options (Cost $2,477) ($ Thousands)	79,798	$1,543

WRITTEN OPTIONS*(B) — (0.1)%

Total Written Options (Premiums Received $2,067) ($ Thousands)	(7,296)	$(1,077)

312	SEI Institutional Managed Trust / Annual Report / September 30, 2020

A list of open exchange traded options held by the Fund at September 30, 2020, is as follows:

Description	Number of Contracts	Notional Amount† (Thousands)	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTIONS — 0.2%

Put Options
SPX US*	41	$540	$3,250.00	12/19/2020	$516
TSLA US*	58	537	450.00	12/19/2020	466

		1,077			982

Call Options
AAL US*	1,839	441	19.00	11/21/2020	50
AAPL US*	27	24	120.00	12/19/2020	21
AMZN US*	1	32	3,400.00	12/19/2020	18
LVS US*	172	81	52.50	12/19/2020	42
QQQ US*	23	50	280.00	12/19/2020	39
RUT US*	40	347	1,600.00	12/19/2020	202
WYNN US*	100	100	92.50	12/19/2020	32
XLF US*	2,497	325	26.00	12/19/2020	157

		1,400			561

Total Purchased Options		$2,477			$1,543

WRITTEN OPTIONS — (0.1)%

Put Options
AAL US*	(1,839)	$(429)	10.00	11/21/20	$(145)
AMZN US*	(1)	(12)	2,600.00	12/19/20	(6)
APPL US*	(27)	(12)	95.00	12/19/20	(6)
LVS US*	(293)	(51)	40.00	12/19/20	(59)
QQQ US*	(23)	(17)	225.00	12/19/20	(8)
RUT US*	(30)	(52)	1,180.00	12/19/20	(44)
SPX US*	(41)	(105)	2,490.00	12/19/20	(63)
SPX US*	(41)	(172)	2,710.00	12/19/20	(121)
TSLA US*	(58)	(224)	340.00	12/19/20	(150)
WYNN US*	(125)	(37)	60.00	12/19/20	(48)
XLF US*	(1,873)	(45)	19.00	12/19/20	(58)

		(1,156)			(708)

Call Options
AMZN US*	(2)	(33)	3,800.00	12/19/20	(16)
APPL US*	(33)	(12)	140.00	12/19/20	(8)
LVS US*	(172)	(40)	60.00	12/19/20	(21)
QQQ US*	(29)	(31)	305.00	12/19/20	(17)
RUT US*	(40)	(272)	1,635.00	12/19/20	(128)
TSLA US*	(72)	(237)	780.00	12/19/20	(65)
WYNN US*	(100)	(74)	100.00	12/19/20	(22)
XLF US*	(2,497)	(212)	27.00	12/19/20	(92)

		(911)			(369)

Total Written Options		$(2,067)			$(1,077)

†Represents cost.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	313

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Capital Stability Fund (Continued)

A list of the open futures contracts held by the Fund at September 30, 2020, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Amsterdam Index	6	Oct-2020	$791	$770	$(13)

Australian 10-Year Bond	17	Dec-2020	1,828	1,820	23

CAC40 10 Euro Index	28	Oct-2020	1,658	1,576	(68)

Canadian 10-Year Bond	166	Dec-2020	19,022	18,866	52

CBOE Volatility Index	78	Nov-2020	2,444	2,564	120

CBOE Volatility Index	(78)	Oct-2020	(2,408)	(2,369)	39

DAX Index	3	Dec-2020	1,173	1,124	(37)

Euro STOXX 50	(3)	Dec-2020	(111)	(112)	(1)

Euro STOXX 50	(89)	Dec-2020	(3,502)	(3,334)	133

Euro-OAT	1	Dec-2020	198	198	1

FTSE 100 Index	27	Dec-2020	2,068	2,039	(46)

FTSE MIB Index	9	Dec-2020	1,052	1,001	(42)

Hang Seng Index	(10)	Nov-2020	(1,510)	(1,512)	(1)

IBEX	13	Oct-2020	1,077	1,026	(41)

Japanese 10-Year Bond	(11)	Dec-2020	(15,757)	(15,855)	(36)

Long Gilt 10-Year Bond	56	Jan-2021	9,969	9,854	(7)

MSCI EAFE Index	218	Dec-2020	20,729	20,200	(529)

MSCI Emerging Markets	108	Dec-2020	5,985	5,878	(107)

NASDAQ 100 Index E-MINI	21	Dec-2020	4,686	4,791	105

Nikkei 225 Index	200	Dec-2020	4,336	4,395	47

Nikkei 225 Index	28	Dec-2020	3,222	3,263	40

OMX Stockholm 30	34	Oct-2020	704	696	4

OMX Stockholm 30	(45)	Oct-2020	(932)	(921)	(6)

Russell 2000 Index E-MINI	43	Dec-2020	3,316	3,234	(81)

S&P 500 Index E-MINI	(16)	Dec-2020	(2,603)	(2,682)	(79)

S&P 500 Index E-MINI	61	Dec-2020	10,188	10,224	35

S&P TSX 60 Index	11	Dec-2020	1,603	1,584	(8)

SPI 200 Index	(22)	Dec-2020	(2,365)	(2,287)	35

SPI 200 Index	30	Dec-2020	3,253	3,119	(76)

U.S. 5-Year Treasury Note	408	Jan-2021	51,358	51,421	63

U.S. 10-Year Treasury Note	270	Dec-2020	37,677	37,673	(4)

U.S. 10-Year Treasury Note	22	Dec-2020	3,062	3,070	7

U.S. Long Treasury Bond	3	Dec-2020	530	529	(1)

U.S. Ultra Long Treasury Bond	1	Dec-2020	222	222	–

			$162,963	$162,065	$(479)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2020, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
ANZ	10/29/20	JPY	53,497	AUD	691	$(12)

Bank of America	10/09/20	CAD	808	USD	614	9

Bank of America	10/09/20	USD	2,009	CAD	2,655	(21)

Bank of America	10/16/20	SEK	5,533	USD	629	10

Bank of America	10/16/20	NOK	5,677	USD	625	18

Bank of America	11/10/20	USD	943	KRW	1,119,182	18

Bank of America	11/10/20	KRW	596,532	USD	501	(11)

Barclays PLC	10/16/20	USD	514	NOK	4,524	(30)

Barclays PLC	10/19/20	USD	1,260	TWD	36,575	7

Barclays PLC	10/19/20 -10/21/20	CNH	17,280	USD	2,481	(61)

314	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)

Barclays PLC	10/19/20	TWD	72,943	USD	2,502	$(25)

Barclays PLC	10/21/20	USD	1,765	CNH	12,182	27

Barclays PLC	10/27/20	USD	505	MYR	2,111	4

Barclays PLC	10/27/20	MYR	4,281	USD	1,038	6

Barclays PLC	10/27/20	MYR	2,087	USD	500	(3)

Barclays PLC	10/29/20	USD	504	AUD	714	8

Barclays PLC	10/29/20	AUD	691	USD	500	5

Barclays PLC	11/10/20	KRW	478,395	USD	404	(7)

Barclays PLC	11/27/20	ZAR	8,200	USD	501	13

BNP Paribas	10/21/20	USD	748	CNH	5,210	18

BNP Paribas	10/27/20	SGD	686	USD	505	2

BNP Paribas	10/27/20	NZD	763	USD	501	(3)

BNP Paribas	11/12/20	USD	933	ILS	3,214	7

Brown Brothers Harriman	10/08/20	MXN	7,926	USD	368	10

Brown Brothers Harriman	10/08/20	JPY	53,158	USD	498	(6)

Brown Brothers Harriman	10/09/20	CAD	957	USD	719	2

Brown Brothers Harriman	10/09/20	USD	2,294	CAD	3,041	(18)

Brown Brothers Harriman	10/15/20	GBP	195	EUR	213	(3)

Brown Brothers Harriman	10/15/20	USD	251	GBP	195	1

Brown Brothers Harriman	10/15/20	EUR	426	CHF	459	—

Brown Brothers Harriman	10/15/20	EUR	1,098	USD	1,300	12

Brown Brothers Harriman	10/16/20	USD	355	SEK	3,187	2

Brown Brothers Harriman	10/16/20	USD	636	NOK	5,955	1

Brown Brothers Harriman	10/16/20	USD	501	NOK	4,508	(20)

Brown Brothers Harriman	10/16/20	NOK	2,343	EUR	212	(2)

Brown Brothers Harriman	10/16/20	SEK	4,514	EUR	435	5

Brown Brothers Harriman	10/16/20	SEK	2,230	EUR	212	—

Brown Brothers Harriman	10/16/20	SEK	4,363	USD	498	10

Brown Brothers Harriman	10/16/20	SEK	2,528	USD	276	(6)

Brown Brothers Harriman	10/16/20	NOK	6,843	USD	742	11

Brown Brothers Harriman	10/16/20	NOK	3,317	USD	351	(4)

Brown Brothers Harriman	10/29/20	NZD	597	USD	403	8

Brown Brothers Harriman	10/27/20	NZD	375	USD	247	(1)

Brown Brothers Harriman	10/27/20 - 10/29/20	USD	640	NZD	976	5

Brown Brothers Harriman	10/27/20 - 10/29/20	USD	751	NZD	1,113	(16)

Brown Brothers Harriman	10/29/20	USD	249	AUD	348	—

Brown Brothers Harriman	10/29/20	USD	378	AUD	518	(7)

Brown Brothers Harriman	10/29/20	AUD	703	NZD	757	(3)

Brown Brothers Harriman	10/29/20	NZD	1,136	AUD	1,043	(3)

Brown Brothers Harriman	11/12/20	ILS	8,471	USD	2,492	13

Brown Brothers Harriman	11/19/20	USD	80	CHF	73	(1)

Brown Brothers Harriman	11/27/20	USD	246	ZAR	4,176	3

Brown Brothers Harriman	11/27/20	ZAR	4,533	USD	263	(7)

Citigroup	10/08/20	USD	1,514	JPY	158,054	(15)

Citigroup	10/15/20	EUR	1,063	USD	1,258	11

Citigroup	10/16/20	USD	994	SEK	8,971	9

Citigroup	10/19/20	USD	505	TWD	14,717	4

Citigroup	10/22/20	USD	498	PLN	1,854	(18)

Citigroup	10/22/20	PLN	1,899	USD	498	6

SEI Institutional Managed Trust / Annual Report / September 30, 2020	315

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Capital Stability Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)

Citigroup	10/22/20	CZK	10,991	USD	495	$19

Citigroup	10/22/20	CZK	18,333	EUR	688	13

Citigroup	10/27/20	NZD	748	USD	500	6

Citigroup	10/27/20	USD	1,506	SGD	2,061	4

Citigroup	11/13/20	CLP	613,940	USD	803	23

Citigroup	11/13/20	COP	1,403,129	USD	377	14

Citigroup	11/19/20	USD	505	GBP	390	—

Credit Suisse First Boston	10/19/20	USD	2,472	CNH	17,357	82

Credit Suisse First Boston	10/19/20	CNH	8,651	USD	1,238	(35)

Deutsche Bank	11/27/20	USD	507	ZAR	8,557	2

Goldman Sachs	10/08/20	USD	831	MXN	18,814	21

Goldman Sachs	10/08/20	USD	760	MXN	16,218	(26)

Goldman Sachs	10/09/20	CAD	1,243	USD	927	(4)

Goldman Sachs	10/15/20	USD	1,481	INR	111,365	29

Goldman Sachs	10/15/20	INR	37,336	USD	496	(10)

Goldman Sachs	10/16/20	EUR	435	USD	512	2

Goldman Sachs	10/16/20	USD	509	NOK	4,562	(21)

Goldman Sachs	10/22/20	USD	520	HUF	153,001	(26)

Goldman Sachs	10/22/20	USD	1,316	CZK	29,324	(46)

Goldman Sachs	10/27/20	USD	1,003	MYR	4,257	22

Goldman Sachs	11/13/20	USD	802	CLP	613,940	(22)

HSBC	10/09/20	CAD	1,648	USD	1,249	15

HSBC	10/15/20	EUR	959	USD	1,127	3

HSBC	10/16/20	USD	1,116	SEK	10,197	23

HSBC	10/21/20	USD	1,254	CNH	8,591	10

HSBC	10/21/20	HKD	57,660	USD	7,438	(1)

HSBC	10/22/20	USD	517	PLN	1,933	(17)

HSBC	10/22/20	HUF	153,001	EUR	438	19

HSBC	10/27/20	NZD	3,281	USD	2,165	(3)

JPMorgan Chase Bank	10/08/20	USD	503	JPY	53,351	2

JPMorgan Chase Bank	10/09/20	USD	1,887	CAD	2,531	8

JPMorgan Chase Bank	10/09/20	CAD	1,986	USD	1,505	18

JPMorgan Chase Bank	10/09/20	CAD	2,126	USD	1,585	(6)

JPMorgan Chase Bank	10/16/20	USD	1,006	NOK	9,099	(33)

JPMorgan Chase Bank	10/22/20	USD	755	PLN	2,837	(21)

JPMorgan Chase Bank	10/27/20	THB	23,278	USD	737	3

JPMorgan Chase Bank	11/12/20	USD	505	ILS	1,726	—

JPMorgan Chase Bank	11/13/20	COP	1,792,641	USD	482	18

Morgan Stanley	10/08/20	JPY	10,934,248	USD	103,650	23

Morgan Stanley	10/16/20	NOK	4,513	USD	507	25

Morgan Stanley	10/19/20	USD	496	TWD	14,370	2

Morgan Stanley	11/10/20	USD	503	KRW	586,128	—

RBS	10/08/20	JPY	53,260	USD	503	(2)

RBS	10/09/20	USD	601	CAD	797	(5)

RBS	10/27/20	USD	505	NZD	772	6

RBS	11/10/20	USD	503	KRW	596,532	9

RBS	11/10/20 - 11/18/20	USD	1,296	TWD	37,791	19

Societe Generale	10/21/20	CNH	4,259	USD	622	(5)

Standard Bank	10/08/20	JPY	52,984	USD	502	—

316	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)

Standard Bank	10/09/20	USD	504	CAD	658	$(12)

Standard Bank	10/09/20	CAD	989	USD	758	18

Standard Bank	11/10/20	KRW	640,788	USD	542	(9)

UBS	10/09/20	CAD	662	USD	506	10

UBS	10/15/20	CHF	459	EUR	426	—

UBS	10/15/20	EUR	1,056	USD	1,251	13

UBS	10/16/20	NOK	5,955	USD	649	12

UBS	10/19/20	USD	251	TWD	7,281	1

UBS	11/10/20	TWD	23,256	USD	792	(17)

UBS	11/19/20	GBP	690	USD	897	5

						$140

A list of the open OTC swap agreements held by the Fund at September 30, 2020 is as follows:

Variance Swaps

Counterparty	Reference Entity/ Obligation	Volatility Strike Price	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Bank of America Merill Lynch	USDCAD VARSWAP Long	6.04%	Quarterly	10/17/2020	USD	37	$(1)	$–	$(1)
Bank of America Merill Lynch	USDJPY VARSWAP Long	7.85%	Annual	9/18/2021	USD	38	—	–	–

							$(1)	$–	$(1)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2020 is as follows:

Credit Default Swaps

Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDX.CD.SI.34	Sell	1.00%	Quarterly	06/20/2025	$(11,104)	$135	$(170)	$305
CDX.NA.IG.S34V1-5Y	Sell	5.00%	Quarterly	06/20/2025	(6,431)	247	242	5
CDX.NA.IG.S34V1-5Y	Sell	1.00%	Quarterly	06/20/2025	(5,010)	34	81	(47)
CDX.NA.IG.S35V1-5Y	Sell	1.00%	Quarterly	12/20/2025	(350)	7	7	0
CDX.OVER.S33V1-5Y	Sell	5.00%	Quarterly	06/20/2025	EUR (1,003)	73	80	(7)

						$496	$240	$256

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
6-MONTH AUD - BBSW	1.264%	Semi-Annual	01/24/2030	USD	4,040	$158	$–	$158
3-MONTH NZD - BKBM	0.641%	Semi-Annual	08/11/2030	USD	990	9	–	9
6-MONTH AUD - BBSW	0.742%	Semi-Annual	08/10/2030	USD	1,120	1	–	1
3-MONTH NZD - BKBM	0.638%	Semi-Annual	08/10/2030	USD	1,400	12	–	12
6-MONTH AUD - BBSW	0.744%	Semi-Annual	08/07/2030	USD	1,310	2	–	2
3M NZD BKBM	0.679%	Semi-Annual	07/31/2030	USD	940	11	–	11
6M AUD BBSW	0.793%	Semi-Annual	07/30/2030	USD	930	5	–	5
3-MONTH NZD - BKBM	0.695%	Semi-Annual	07/24/2030	USD	890	11	–	11
6-MONTH AUD - BBSW	0.795%	Semi-Annual	07/23/2030	USD	930	5	–	5
3-MONTH NZD - BKBM	0.732%	Semi-Annual	07/17/2030	USD	1,500	23	–	23
6-MONTH AUD - BBSW	0.845%	Semi-Annual	07/16/2030	USD	1,600	14	–	14
3-MONTH NZD - BKBM	0.780%	Semi-Annual	07/09/2030	USD	550	10	–	10

SEI Institutional Managed Trust / Annual Report / September 30, 2020	317

SCHEDULE OF INVESTMENTS

September 30, 2020

Multi-Asset Capital Stability Fund (Concluded)

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
6-MONTH AUD - BBSW	0.843%	Semi-Annual	07/08/2030	USD	630	$6	$–	$6
3-MONTH NZD - BKBM	0.770%	Semi-Annual	07/03/2030	USD	810	15	–	15
6-MONTH AUD - BBSW	0.900%	Semi-Annual	07/02/2030	USD	760	10	–	10
3-MONTH NZD - BKBM	0.745%	Semi-Annual	06/04/2030	USD	1,870	32	–	32
6-MONTH AUD - BBSW	0.880%	Semi-Annual	06/02/2030	USD	1,770	22	–	22
3-MONTH NZD - BKBM	0.958%	Semi-Annual	04/08/2030	USD	1,580	51	–	51
6-MONTH AUD - BBSW	0.887%	Semi-Annual	04/07/2030	USD	1,630	23	–	23
3-MONTH NZD - BKBM	1.016%	Semi-Annual	03/30/2030	USD	1,490	49	–	49
6-MONTH AUD - BBSW	1.097%	Semi-Annual	03/27/2030	USD	1,520	40	–	40
3-MONTH NZD - BKBM	1.375%	Semi-Annual	02/05/2030	USD	710	40	–	40
6-MONTH AUD - BBSW	1.077%	Semi-Annual	02/04/2030	USD	970	26	–	26
3-MONTH NZD - BKBM	1.618%	Semi-Annual	01/28/2030	USD	2,860	205	–	205
6-MONTH AUD - BBSW	0.810%	Semi-Annual	08/19/2030	USD	1,310	7	–	7
3-MONTH NZD - BKBM	0.590%	Semi-Annual	08/20/2030	USD	1,300	7	–	7

						$794	$–	$794

Percentages are based on Net Assets of $780,732 ($ Thousands).
*	Non-income producing security.
(A)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(B)	Refer to table below for details on Options Contracts.

ADR — American Depositary Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

CBOE — Chicago Board Options Exchange

CHF — Swiss Franc

Cl — Class

CLP — Chilean Peso

CNH — Chinese Yuan Offshore

COP — Colombian Peso

CZK — Czech Koruna

DAX — German Stock Index

EAFE — Europe, Australasia and Far East

ETF — Exchange-Traded Fund

EUR — Euro

FHLB — Federal Home Loan Bank

FNMA — Federal National Mortgage Association

FTSE— Financial Times Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

HUF — Hungarian Forint

INR — Indian Rupee

ILS — Israeli New Sheckels

JPY — Japanese Yen

KRW — Korean Won

Ltd. — Limited

MSCI — Morgan Stanley Capital International

MYR — Malaysian Ringgit

NASDAQ – National	Association of Securities Dealers and Automated

                    Quotations

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLC — Public Limited Company

OMX — Option Market Index

PLN — Polish Zloty

S&P— Standard & Poor’s

SGD — Singapore Dollar

SEK — Swedish Krona

SPDR — Standard & Poor’s Depository Receipt

SPI — Share Price Index

SPX — Standard & Poor’s 500 Index

TBA — To Be Announced

THB — Thai Bhat

TSX — Toronto Stock Exchange

TWD — Taiwan Dollar

USD — U.S. Dollar

ZAR — South African Rand

318	SEI Institutional Managed Trust / Annual Report / September 30, 2020

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
U.S. Treasury Obligations	–	277,306	–	277,306
Commercial Paper	–	142,245	–	142,245
Exchange Traded Funds	44,031	–	–	44,031
U.S. Government Agency
Obligations	–	37,839	–	37,839
Sovereign Debt	–	23,429	–	23,429
Common Stock	7,895	–	–	7,895
Mortgage-Backed Security	–	219	–	219

Total Investments in Securities	51,926	481,038	–	532,964

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Options	1,543	–	–	1,543
Written Options	(1,077)	–	–	(1,077)
Futures Contracts*
Unrealized Appreciation	704	–	–	704
Unrealized Depreciation	(1,183)	–	–	(1,183)
Forwards Contracts*
Unrealized Appreciation	–	764	–	764
Unrealized Depreciation	–	(624)	–	(624)
OTC Swaps
Variance Swaps*
Unrealized Depreciation	(1)	–	–	(1)
Centrally Cleared Swaps Credit Default Swaps*
Unrealized Appreciation	–	310	–	310
Unrealized Depreciation	–	(54)	–	(54)
Interest Rate Swaps*
Unrealized Appreciation	–	794	–	794

Total Other Financial Instruments	(14)	1,190	–	1,176

* Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	319

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2020

	Large Cap Fund		Large Cap Value Fund
Assets:
Investments, at value †	$2,031,980	*	$ 1,232,115	*
Affiliated investments, at value ††	30,387		16,424
Cash and cash equivalents	–		–
Cash pledged as collateral on futures contracts	764		608
Foreign currency, at value †††	–		–
Receivable for fund shares sold	391		601
Receivable for investment securities sold	–		–
Dividends and interest receivable	2,378		2,551
Receivable for Variation Margin on Futures Contracts	57		49
Foreign tax reclaim receivable	26		61
Prepaid expenses	29		17
Total Assets	2,066,012		1,252,426
Liabilities:
Payable upon return on securities loaned	14,826		2,815
Payable for fund shares redeemed	2,290		489
Administration fees payable	405		282
Shareholder servicing fees payable Class F	400		226
Shareholder servicing fees payable Class I	–		–
Due to custodian	1		1
Payable for investment securities purchased	–		–
Payable for Variation Margin on Futures Contracts	–		–
Investment advisory fees payable	616		338
Chief Compliance Officer fees payable	3		2
Trustees fees payable	–		–
Administration servicing fees payable Class I	–		–
Accrued expense payable	94		58
Total Liabilities	18,635		4,211
Net Assets	$2,047,377		$ 1,248,215
† Cost of investments and repurchase agreements	$1,461,671		$ 1,081,871
†† Cost of affiliated investments	30,378		16,427
††† Cost of foreign currency	–		–
* Includes market value of securities on loan	14,527		2,679

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

320	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Large Cap Growth Fund	Large Cap Index Fund	Tax-Managed Large Cap Fund	S&P 500 Index Fund	Small Cap Fund	Small Cap Value Fund	Small Cap Growth Fund	Tax-Managed Small/ Mid Cap Fund

$1,554,320*	$690,761*	$3,751,804*	$834,431*	$521,753*	$283,142*	$319,393*	$731,073*
24,457	15,604	70,246	12,777	23,762	21,485	19,869	47,220
–	5	1,780	5	11	213	–	17
948	1,199	582	1,140	–	319	–	–
–	–	127	–	–	–	–	–
632	482	756	334	179	136	163	189
–	–	698	1,686	3,089	–	2,506	128
282	496	4,717	580	461	445	102	727
71	92	43	87	–	–	–	–
10	–	63	11	–	–	–	–
20	16	37	11	7	4	4	11
1,580,740	708,655	3,830,853	851,062	549,262	305,744	342,037	779,365

9,027	924	48,584	347	14,414	7,687	14,253	28,354
586	1,033	1,813	390	548	127	137	318
358	46	622	88	121	68	75	168
287	58	691	35	103	51	59	121
1	–	–	1	–	–	–	–
6	–	–	–	–	–	–	–
–	–	356	–	4,275	–	2,536	506
–	–	–	–	–	7	–	–
425	12	1,250	14	252	141	143	356
2	1	5	1	1	–	–	1
–	–	1	–	–	–	–	–
–	–	–	1	–	–	–	–
68	124	162	101	26	16	15	36
10,760	2,198	53,484	978	19,740	8,097	17,218	29,860
$1,569,980	$706,457	$3,777,369	$850,084	$529,522	$297,647	$324,819	$749,505
$780,356	$578,623	$1,765,370	$273,119	$461,315	$292,816	$275,302	$514,539
24,459	15,631	70,247	12,777	23,760	21,481	19,866	47,210
–	–	129	–	–	–	–	–
8,910	901	47,399	345	14,063	7,551	13,861	27,598

SEI Institutional Managed Trust / Annual Report / September 30, 2020	321

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2020

	Large Cap Fund	Large Cap Value Fund
Net Assets:
Paid-in capital — (unlimited authorization — no par value)	$1,462,492	$1,175,121
Total distributable earnings/(loss)	584,885	73,094
Net Assets	$2,047,377	$1,248,215
Net Asset Value, Offering and Redemption Price Per Share — Class F	$13.95 ($1,944,209,037 ÷ 139,402,817 shares)	$20.11 ($1,097,338,230 ÷ 54,567,074 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class I	N/A	$20.13 ($2,453,672 ÷ 121,870 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$13.95 103,167,690 ÷ ($ 7,393,727 shares)	$20.11 ($148,423,161 ÷ 7,380,256 shares)

N/A – Not applicable. Share class currently not offered.

The accompanying notes are an integral part of the financial statements.

322	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Large Cap Growth Fund		Large Cap Index Fund	Tax-Managed Large Cap Fund	S&P 500 Index Fund	Small Cap Fund	Small Cap Value Fund	Small Cap Growth Fund	Tax-Managed Small/ Mid Cap Fund

$668,104		$601,155	$1,747,871	$253,240	$531,294	$338,447	$296,016	$556,367
901,876		105,302	2,029,498	596,844	(1,772)	(40,800)	28,803	193,138
$1,569,980		$706,457	$3,777,369	$850,084	$529,522	$297,647	$324,819	$749,505
$45.29		$11.98	$27.26	$75.64	$10.74	$17.07	$32.60	$19.41
($ 1,395,858,429 ÷		($706,457,087 ÷	($3,368,576,994 ÷	($844,752,851 ÷	($503,794,534 ÷	($250,718,541 ÷	($290,980,699 ÷	($664,940,718 ÷
30,819,520 shares)		58,956,829 shares)	123,590,654 shares)	11,167,644 shares)	46,891,803 shares)	14,684,130 shares)	8,925,683 shares)	34,249,984 shares)
$43.99		N/A	N/A	$76.11	N/A	$16.90	$30.85	N/A
($ 3,238,849 ÷				($5,331,615 ÷		($1,203,823 ÷	($1,245,639 ÷
73,619 shares	)			70,052 shares)		71,222 shares)	40,376 shares)
$45.35		N/A	$27.27	N/A	$10.85	$17.08	$33.06	$19.45
($ 170,882,685 ÷			($408,792,120 ÷		($25,727,472 ÷	($45,724,770 ÷	($32,593,144 ÷	($84,564,486 ÷
3,768,233 shares)			14,991,177 shares)		2,371,986 shares)	2,676,376 shares)	985,817 shares)	4,348,439 shares)

SEI Institutional Managed Trust / Annual Report / September 30, 2020	323

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2020

	Mid-Cap Fund	U.S. Managed Volatility Fund
Assets:
Investments, at value †	$68,806	$1,601,803	*
Affiliated investments, at value ††	1,119	44,760
Repurchase agreements†	–	–
Cash and cash equivalents	20	18
Restricted cash	–	–
Due from Broker	–	–
Cash pledged as collateral on swap contracts	–	–
Cash pledged as collateral on futures contracts	14	1,272
Foreign currency, at value †††	–	266
Receivable for fund shares sold	20	1,128
Receivable for investment securities sold	–	419
Dividends and interest receivable	95	2,523
Unrealized gain on forward foreign currency contracts	–	–
Options purchased, at value †††††	–	–
Receivable for Variation Margin on Futures Contracts	1	97
Receivable for Variation Margin on Swap Contracts	–	–
Foreign tax reclaim receivable	–	5
Receivable from Affiliate	–	–
Prepaid expenses	1	23
Total Assets	70,076	1,652,314
Liabilities:
Payable for fund shares redeemed	22	1,310
Administration fees payable	17	299
Shareholder servicing fees payable Class F	14	156
Shareholder servicing fees payable Class I	–	–
Payable upon return on securities loaned	–	13,094
Payable for investment securities purchased	–	27
Payable to Affiliate (1)	–	–
Payable to agent bank	–	–
Income distribution payable	–	–
Options written, at value †††††	–	–
Due to custodian	–	–
Payable for Variation Margin on Swap Contracts	–	–
Payable for Variation Margin on Futures Contracts	–	–
Unrealized loss on foreign currency spot contracts	–	–
Unrealized loss on forward foreign currency contracts	–	–
Investment advisory fees payable	23	525
Trustees fees payable	–	–
Chief Compliance Officer fees payable	–	2
Administration servicing fees payable Class I	–	–
Accrued expense payable	5	76
Unfunded commitments	–	–
Total Liabilities	81	15,489
Net Assets	$69,995	$1,636,825
† Cost of investments and repurchase agreements	$63,268	$1,416,901
†† Cost of affiliated investments	1,119	44,760
††† Cost of foreign currency	–	259
††††† Cost (premiums received)	–	–
†††††† Cost (premiums received)	–	–
* Includes market value of securities on loan	–	12,727

(1) See	Note 6 in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

324	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Global Managed Volatility Fund	Tax-Managed Managed Volatility Fund		Tax-Managed International Managed Volatility Fund		Real Estate Fund	Core Fixed Income Fund		High Yield Bond Fund	Conservative Income Fund
$1,028,060*	$916,392	*	$360,482	*	$89,979	$4,532,463	*	$1,421,508	$256,756
27,129	18,205		11,066		1,153	192,853		7,811	716
–	–		–		–	–		–	83,000
3,348	–		2,214		–	–		98	–
–	–		–		–	–		5,000	–
–	–		–		–	3,730		424	–
–	–		–		–	7,475		102	–
927	456		192		–	37		–	–
1,790	558		959		–	1,101		2	–
3,221	263		511		7	2,743		418	1,198
–	–		159		3,030	378,463		25,290	–
2,029	1,088		1,541		246	18,998		20,453	94
2,269	–		–		–	1,489		–	–
–	–		–		–	115		–	–
46	34		–		–	623		–	–
–	–		–		–	461		–	–
2,828	2		1,689		–	251		72	–
–	–		–		–	–		–	–
16	13		5		2	56		20	4
1,071,663	937,011		378,818		94,417	5,140,858		1,481,198	341,768
913	543		230		41	2,650		1,670	393
235	212		123		23	557		214	29
186	175		65		15	786		273	24
–	–		–		–	1		–	–
11,890	3,411		8,304		–	7,375		1	–
–	–		1,420		2,603	803,368		29,237	–
–	–		–		–	–		11,094	–
–	–		–		–	–		5,000	–
–	–		–		–	576		720	2
–	–		–		–	139		–	–
–	–		–		–	496		–	–
–	–		–		–	7		–	–
39	–		21		–	1,711		–	–
1	–		–		–	–		–	–
50	–		–		–	2,953		–	–
471	335		114		43	721		512	16
–	–		–		–	1		–	–
1	1		–		–	6		2	–
–	–		–		–	1		–	–
68	42		36		7	299		115	18
–	–		–		–	4		–	–
13,854	4,719		10,313		2,732	821,651		48,838	482
$1,057,809	$932,292		$368,505		$91,685	$4,319,207		$1,432,360	$341,286
$934,505	$540,994		$318,556		$80,082	$4,386,996		$1,472,893	$339,686
27,129	18,205		11,067		1,153	192,818		7,811	716
1,784	570		956		–	847		–	–
–	–		–		–	29		–	–
–	–		–		–	–		–	–
11,118	3,389		7,433		–	7,567		–	–

SEI Institutional Managed Trust / Annual Report / September 30, 2020	325

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2020

	Mid-Cap Fund	U.S. Managed Volatility Fund
Net Assets:
Paid-in capital — (unlimited authorization — no par value)	$70,609	$1,459,992
Total distributable earnings/(loss)	(614)	176,833
Net Assets	$69,995	$1,636,825
Net Asset Value, Offering and Redemption Price Per Share – Class F	$23.59	$16.14
	($66,827,780 ÷	($764,607,776 ÷
	2,832,353 shares)	47,377,712 shares)
Net Asset Value, Offering and Redemption Price Per Share –Class I	$23.55	$16.13
	($583,734 ÷	($1,282,460 ÷
	24,783 shares)	79,486 shares)
Net Asset Value, Offering and Redemption Price Per Share – Class Y	$23.61	$16.15
	($2,583,907 ÷	($870,934,847 ÷
	109,456 shares)	53,940,813 shares)

N/A - Not applicable. Share class currently not offered.

The accompanying notes are an integral part of the financial statements.

326	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Global Managed Volatility Fund		Tax-Managed Managed Volatility Fund		Tax-Managed International Managed Volatility Fund		Real Estate Fund		Core Fixed Income Fund		High Yield Bond Fund		Conservative Income Fund

$966,875		$548,645		$371,412		$85,877		$4,034,168		$1,716,340		$341,215
90,934		383,647		(2,907)		5,808		285,039		(283,980)		71
$1,057,809		$932,292		$368,505		$91,685		$4,319,207		$1,432,360		$341,286
$10.40		$16.66		$10.15		$13.51		$12.15		$6.46		$10.00
($913,791,503	÷	($856,159,892	÷	($315,250,095	÷	($74,099,007	÷	($3,859,455,253	÷	($1,257,616,692	÷	($319,029,694	÷
87,859,169 shares	)	51,386,236 shares	)	31,059,627 shares	)	5,485,630 shares	)	317,555,132 shares	)	194,762,705 shares	)	31,897,999 shares	)
$10.15		N/A		N/A		$13.48		$12.14		$6.22		N/A
($951,562	÷					($306,646	÷	($4,697,985	÷	($408,782	÷
93,790 shares	)					22,747 shares	)	387,083 shares	)	65,722 shares	)
$10.43		$16.66		$10.17		$13.51		$12.16		$6.46		$10.00
($143,065,581	÷	($76,131,833	÷	($53,254,663	÷	($17,279,531	÷	($455,054,271	÷	($174,334,655	÷	($22,256,542	÷
13,713,988 shares	)	4,568,410 shares	)	5,238,146 shares	)	1,278,585 shares	)	37,418,359 shares	)	27,000,533 shares	)	2,225,248 shares	)

SEI Institutional Managed Trust / Annual Report / September 30, 2020	327

STATEMENTS OF ASSETS AND LIABILITIES/CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

($ Thousands)

September 30, 2020

Tax-Free Conservative Income Fund
Assets:
Investments, at value †	$218,326
Affiliated investments, at value ††	–
Cash and cash equivalents	81
Restricted cash	–
Due from Broker	–
Cash pledged as collateral on swap contracts	–
Cash pledged as collateral on futures contracts	–
Cash pledged as collateral on forward foreign currency contracts	–
Cash pledged as collateral on options contracts	–
Cash pledged as collateral on securities sold short	–
Foreign currency, at value †††	–
Receivable for fund shares sold	151
Receivable for investment securities sold	–
Dividends and interest receivable	198
Unrealized gain on forward foreign currency contracts	–
Unrealized gain on foreign spot currency contracts	–
OTC Swap contracts, at value ††††	–
Options purchased, at value †††††	–
Swaptions purchased, at value ††††† †	–
Receivable for Variation Margin on Futures Contracts	–
Receivable for Variation Margin on Swap Contracts	–
Foreign tax reclaim receivable	–
Receivable from Affiliate	–
Prepaid expenses	2
Total Assets	218,758
Liabilities:
Payable for fund shares redeemed	117
Shareholder servicing fees payable Class F	16
Administration fees payable	4
Income distribution payable	1
Payable for securities sold short@	–
Payable for investment securities purchased	–
Payable to agent bank	–
OTC Swap contracts, at value ††††	–
Options written, at value †††††	–
Swaptions written, at value ††††† †	–
Due to broker	–
Reverse repurchase agreements	–
Payable for Variation Margin on Swap Contracts	–
Payable for Variation Margin on Futures Contracts	–
Unrealized loss on foreign currency spot contracts	–
Unrealized loss on forward foreign currency contracts	–
Investment advisory fees payable	10
Trustees fees payable	–
Chief Compliance Officer fees payable	–
Accrued expense payable	12
Total Liabilities	160
Net Assets	$218,598
† Cost of investments and repurchase agreements	$218,292
†† Cost of affiliated investments	–
††† Cost of foreign currency	–
†††† Cost (premiums received)	–
††††† Cost (premiums received)	–
†††††† Cost (premiums received)	–
@Proceeds from securities sold short	–

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

328	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Real Return Fund	Dynamic Asset Allocation Fund	Multi-Strategy Alternative Fund	Multi-Asset Accumulation Fund	Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund	Multi-Asset Capital Stability Fund

$ 259,430	$728,159	$371,808	$1,825,628	$868,182	$991,985	$532,964
394	–	78,712	–	–	–	–
–	29,902	81,123	685,585	20,766	94,110	154,953
–	–	863	–	–	–	–
–	470	972	1,669	–	–	–
–	3,098	8,206	17,309	9,655	8,654	2,394
–	270	–	65,087	6,616	6,469	10,128
–	–	1,270	6,480	–	687	–
–	–	–	–	33,494	–	–
–	–	22,195	–	–	–	–
–	–	2,339	4,503	2,317	69	79,944
433	163	282	757	739	634	1,628
–	–	35,627	–	3,717	16	1,237
256	495	908	1,858	7,989	2,335	452
–	14	654	5,439	886	713	764
–	–	9	–	–	–	–
–	1,342	374	2,852	–	2,880	–
–	–	810	–	326	1,868	1,543
–	7,937	–	–	–	285	–
–	181	8	8,788	385	1,946	534
–	–	126	–	150	160	6
–	–	66	295	83	17	–
–	–	–	11,094	–	–	–
3	10	6	36	12	13	10
260,516	772,041	606,358	2,637,380	955,317	1,112,841	786,557

175	962	490	2,864	835	795	587
20	151	95	501	64	152	60
39	163	116	529	171	166	81
–	–	–	–	315	–	–
–	–	99,889	–	–	85,066	–
–	3,589	31,259	2,145	17,598	1,982	1,085
–	–	863	–	–	–	–
–	1,454	384	967	76	5,762	–
–	–	210	–	2,089	442	1,077
–	–	13	–	–	951	–
–	–	–	3,862	–	261	1,420
–	–	–	–	–	234,551	–
–	–	134	473	39	66	27
–	–	9	8,857	600	850	603
–	–	–	–	–	4	–
–	26	637	5,153	844	323	624
28	119	291	1,387	326	214	231
–	–	–	1	–	–	–
–	1	1	3	1	1	1
10	44	35	109	88	120	29
272	6,509	134,426	26,851	23,046	331,706	5,825
$ 260,244	$765,532	$471,932	$2,610,529	$932,271	$781,135	$780,732
$ 249,326	$438,681	$358,616	$1,754,753	$833,812	$945,527	$518,551
394	–	78,712	–	–	–	–
–	–	2,291	4,494	2,356	69	79,915
–	–	–	–	4	10	–
–	–	480	–	(3,097)	1,173	410
–	5,945	(10)	–	–	(972)	–
–	–	(96,122)	–	–	(66,979)	–

SEI Institutional Managed Trust / Annual Report / September 30, 2020	329

STATEMENTS OF ASSETS AND LIABILITIES/CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2020

Tax-Free Conservative Income Fund
Net Assets:
Paid-in capital — (unlimited authorization — no par value)	$ 218,582
Total distributable earnings/(loss)	16
Net Assets	$ 218,598
Net Asset Value, Offering and Redemption Price Per Share — Class F	$ 10.00
	($212,827,762	÷
	21,282,319 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$ 10.00
	($5,770,684	÷
	576,855 shares	)

N/A - Not applicable. Share class currently not offered.

The accompanying notes are an integral part of the financial statements.

330	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Real Return Fund		Dynamic Asset Allocation Fund		Multi-Strategy Alternative Fund		Multi-Asset Accumulation Fund		Multi-Asset Income Fund		Multi-Asset Inflation Managed Fund		Multi-Asset Capital Stability Fund

$ 255,001		$456,265		$469,992		$2,768,468		$917,373		$967,150		$764,469
5,243		309,267		1,940		(157,939)		14,898		(186,015)		16,263
$ 260,244		$765,532		$471,932		$2,610,529		$932,271		$781,135		$780,732
$ 10.40		$14.98		$9.98		$9.55		$10.85		$7.88		$10.28
($238,849,057	÷	($723,775,107	÷	($463,468,446	÷	($2,420,059,686	÷	($770,598,866	÷	($735,962,272	÷	($732,425,153	÷
22,976,039 shares)		48,323,920 shares	)	46,445,423 shares	)	253,312,516 shares	)	71,019,964 shares	)	93,377,379 shares	)	71,263,880 shares	)
$ 10.44		$15.01		$9.98		$9.62		$10.85		$7.89		$10.30
($21,394,882	÷	($41,756,617	÷	($8,463,945	÷	($190,469,008	÷	($161,672,563	÷	($45,172,479	÷	($48,307,210	÷
2,049,288 shares)		2,782,575 shares	)	847,720 shares	)	19,791,967 shares	)	14,900,956 shares	)	5,723,139 shares	)	4,690,703 shares	)

SEI Institutional Managed Trust / Annual Report / September 30, 2020	331

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended September 30, 2020

	Large Cap Fund	Large Cap Value Fund	Large Cap Growth Fund
Investment Income:
Dividends	$44,066	$38,558	$14,989
Income from affiliated investments(1)	140	117	108
Interest income	4	3	3
Security lending income - net(1) (2)	286	132	92
Less: foreign taxes withheld	(319)	(548)	(36)
Total Investment Income	44,177	38,262	15,156
Expenses:
Investment advisory fees	8,380	4,407	6,042
Administration fees	6,073	3,778	4,511
Shareholder servicing fees Class F	5,078	2,779	3,357
Shareholder servicing fees Class I	–	7	7
Trustees’ fees	45	26	31
Chief compliance officer fees	14	8	10
Administration servicing fees Class I	–	7	7
Printing fees	266	157	185
Professional fees	111	66	80
Custodian/Wire agent fees	111	65	78
Registration fees	80	49	51
Pricing fees	37	22	24
Other expenses	42	25	29
Total Expenses	20,237	11,396	14,412
Less:
Waiver of investment advisory fees	(591)	(301)	(1,110)
Waiver of shareholder servicing fees Class F	(41)	(22)	(27)
Waiver of shareholder servicing fees Class I	–	(1)	(1)
Waiver of administration fees	(730)	(195)	(205)
Net Expenses	18,875	10,877	13,069
Net Investment Income (Loss)	25,302	27,385	2,087
Net Realized Gain (Loss) on:
Investments	27,454	(71,600)	130,827
Affiliated investments	5	3	10
Futures contracts	1,962	1,999	1,326
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	96,831	(80,390)	304,872
Affiliated investments	(1)	(4)	(4)
Futures contracts	180	50	314
Foreign currency translation of other assets and liabilities denominated in foreign currencies	–	–	–
Contribution from Adviser(1)	–	–	–
Net Increase (Decrease) in Net Assets Resulting from Operations	$151,733	$(122,557)	$439,432

(1)	See Note 6 in Notes to Financial Statements.

(2)	Income is from the investment of collateral in an affiliated security.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

332	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Large Cap Index Fund	Tax-Managed Large Cap Fund	S&P 500 Index Fund	Small Cap Fund	Small Cap Value Fund	Small Cap Growth Fund	Tax-Managed Small/Mid Cap Fund

$10,152	$79,783	$15,610	$6,858	$5,826	$1,922	$10,230
160	161	100	87	92	50	121
5	2	3	2	–	–	–
14	765	13	241	109	302	213
–	(847)	(12)	(20)	(10)	(6)	(25)
10,331	79,864	15,714	7,168	6,017	2,268	10,539

292	15,351	250	3,569	1,914	2,046	5,161
1,751	8,657	1,832	1,647	883	944	2,382
1,460	8,544	2,070	1,299	625	704	1,759
–	–	12	–	4	3	–
12	80	17	11	6	6	17
4	30	5	3	2	2	5
–	–	12	–	4	3	–
73	475	103	68	37	39	99
33	198	44	29	16	17	41
32	199	44	28	15	16	40
10	144	29	21	11	12	51
16	60	16	14	8	9	17
57	74	77	11	5	6	16
3,740	33,812	4,511	6,700	3,530	3,807	9,588

(175)	–	(83)	(413)	(230)	(342)	(610)
(876)	(68)	(1,656)	(10)	(5)	(6)	(211)
–	–	(2)	–	–	–	–
(1,217)	(559)	(650)	(79)	(36)	(36)	(134)
1,472	33,185	2,120	6,198	3,259	3,423	8,633
8,859	46,679	13,594	970	2,758	(1,155)	1,906

(5,735)	59,803	43,306	(35,925)	(19,827)	(5,984)	(22,109)
(5)	–	3	1	–	1	(2)
(1,579)	(1,220)	2,194	1,863	274	(5)	(5)

86,217	149,594	49,272	18,546	(31,860)	23,326	(34,973)
(18)	(4)	–	3	2	3	11
243	167	164	–	105	64	–
–	(3)	–	–	–	–	–
–	–	221	–	–	–	–
$ 87,982	$255,016	$108,754	$(14,542)	$(48,548)	$16,250	$(55,172)

SEI Institutional Managed Trust / Annual Report / September 30, 2020	333

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended September 30, 2020

	Mid-Cap Fund	U.S. Managed Volatility Fund	Global Managed Volatility Fund
Investment Income:
Dividends	$1,856	$42,186	$28,232
Income from affiliated investments(1)	19	322	112
Interest income	–	6	34
Security lending income - net(1) (2)	–	48	58
Less: foreign taxes withheld	(1)	(402)	(2,399)
Total Investment Income	1,874	42,160	26,037
Expenses:
Investment advisory fees	349	11,196	7,563
Administration fees	262	5,065	3,491
Shareholder servicing fees Class F	211	2,068	2,423
Shareholder servicing fees Class I	2	3	2
Trustees’ fees	2	36	25
Administration servicing fees Class I	2	3	2
Chief compliance officer fees	1	11	7
Printing fees	11	212	141
Professional fees	4	87	58
Registration fees	4	61	45
Custodian/Wire agent fees	4	90	182
Pricing fees	3	30	35
Interest expense	–	–	–
Other expenses	–	33	25
Total Expenses	855	18,895	13,999
Less:
Waiver of investment advisory fees	–	(4,489)	(1,257)
Waiver of shareholder servicing fees Class F	(2)	(17)	(19)
Waiver of shareholder servicing fees Class I	–	–	–
Waiver of administration fees	(2)	(1,083)	(261)
Fees paid indirectly	–	–	–
Net Expenses	851	13,306	12,462
Net Investment Income	1,023	28,854	13,575
Net Realized Gain (Loss) on:
Investments	(5,911)	(1,225)	6,974
Affiliated investments	–	–	3
Futures contracts	(246)	4,461	(535)
Foreign currency translation	–	(112)	368
Forward foreign currency contracts	–	–	(6,127)
Purchased and written options	–	–	–
Purchased and written swaptions	–	–	–
Swap contracts	–	–	–
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,706)	(121,946)	(79,623)
Affiliated investments	–	–	–
Futures contracts	5	393	42
Purchased and written options	–	–	–
Swap contracts	–	–	–
Foreign currency translation of other assets and liabilities denominated in foreign currencies	–	(8)	270
Forward foreign currency contracts	–	–	80
Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,835)	$(89,583)	$(64,973)

(1)	See Note 6 in Notes to Financial Statements.

(2)	Income is from the investment of collateral in an affiliated security.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

334	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Tax-Managed Managed Volatility Fund	Tax-Managed International Managed Volatility Fund	Real Estate Fund	Core Fixed Income Fund	High Yield Bond Fund	Conservative Income Fund	Tax-Free Conservative Income Fund

$ 24,977	$12,568	$2,372	$2	$1,433	$–	$–
161	56	22	968	493	–	–
3	8	–	111,474	96,277	3,510	1,750
1	23	–	236	–	–	–
(187)	(1,612)	–	(488)	(1)	–	–
24,955	11,043	2,394	112,192	98,202	3,510	1,750

6,528	2,409	726	11,699	7,454	292	189
3,013	1,668	335	6,706	3,043	583	378
2,305	803	212	9,511	3,372	673	450
–	–	1	12	13	–	–
21	8	2	89	32	6	4
–	–	1	12	13	–	–
6	2	1	29	10	2	1
123	45	13	515	188	35	23
50	19	5	221	79	16	10
37	13	5	141	55	9	6
53	100	6	231	79	17	10
17	26	3	573	222	15	15
–	–	–	–	8	–	–
19	7	2	80	30	5	4
12,172	5,100	1,312	29,819	14,598	1,653	1,090

(2,147)	(1,020)	(84)	(2,676)	(1,167)	(117)	(76)
(18)	(6)	(2)	(76)	(27)	(404)	(270)
–	–	–	(1)	(2)	–	–
(148)	(76)	–	–	(180)	(275)	(193)
–	–	(16)	–	–	–	–
9,859	3,998	1,210	27,066	13,222	857	551
15,096	7,045	1,184	85,126	84,980	2,653	1,199

11,892	(22,521)	305	172,621	(26,412)	–	2
–	(1)	–	50	–	–	–
303	(121)	–	61,340	–	–	–
70	195	–	33	–	–	–
–	–	–	(4,311)	–	–	–
–	–	–	(7)	–	–	–
–	–	–	430	–	–	–
–	–	–	(35,786)	(760)	–	–

(56,863)	4,180	(21,515)	26,337	(55,180)	9	30
–	(1)	–	28	–	–	–
118	(108)	–	(4,316)	–	–	–
–	–	–	(253)	–	–	–
–	–	–	14,848	87	–	–
(6)	124	–	293	(4)	–	–
–	–	–	(1,030)	–	–	–
$ (29,390)	$(11,208)	$(20,026)	$315,403	$2,711	$2,662	$1,231

SEI Institutional Managed Trust / Annual Report / September 30, 2020	335

STATEMENTS OF OPERATIONS/CONSOLIDATED STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended September 30, 2020

	Real Return Fund	Dynamic Asset Allocation Fund
Investment Income:
Dividends	$–	$13,647
Income from affiliated investments(1)	11	–
Interest income	3,015	58
Less: foreign taxes withheld	–	(138)
Total Investment Income	3,026	13,567
Expenses:
Shareholder servicing fees Class F	584	1,797
Investment advisory fees	566	4,605
Administration fees	514	2,302
Trustees’ fees	5	16
Chief compliance officer fees	2	5
Printing fees	31	94
Custodian/Wire agent fees	14	40
Professional fees	13	43
Registration fees	9	29
Pricing fees	4	16
Dividend expense on securities sold short	–	–
Interest expense	–	–
Other expenses	5	17
Total Expenses	1,747	8,964
Less:
Waiver of investment advisory fees	(231)	(3,175)
Waiver of shareholder servicing fees Class F	(351)	–
Waiver of administration fees	(27)	(136)
Net Expenses	1,138	5,653
Net Investment Income (Loss)	1,888	7,914
Net Realized Gain (Loss) on:
Investments	411	35,558
Securities sold short	–	–
Futures contracts	–	1,254
Foreign currency translation	–	101
Forward foreign currency contracts	–	2,610
Purchased and written options	–	(1,677)
Purchased and written swaptions	–	–
Swap contracts	–	12,866
Capital gains on Investments	–	–
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	10,202	46,970
Securities sold short	–	–
Futures contracts	–	423
Purchased and written options	–	–
Purchased and written swaptions	–	2,256
Swap contracts	–	(112)
Foreign currency translation of other assets and liabilities denominated in foreign currencies	–	–
Forward foreign currency contracts	–	(4,758)
Net Increase (Decrease) in Net Assets Resulting from Operations	$12,501	$103,405

(1)	See Note 6 in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

336	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Multi-Strategy Alternative Fund	Multi-Asset Accumulation Fund	Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund	Multi-Asset Capital Stability Fund

$ 3,778	$4,444	$910	$ 6,272	$ 881
1,119	–	–	–	–
7,153	20,956	42,082	17,309	6,658
–	(226)	(178)	(1,923)	–
12,050	25,174	42,814	21,658	7,539

1,156	6,321	1,981	1,921	1,774
7,067	20,495	5,720	4,501	3,029
1,413	7,210	2,860	2,455	2,272
10	58	20	17	16
3	17	6	5	5
57	331	117	100	92
25	109	50	48	36
25	143	49	45	40
17	97	33	30	25
68	106	224	88	19
1,863	–	–	1,887	–
235	–	–	2,003	–
9	54	23	22	26
11,948	34,941	11,083	13,121	7,334

(3,389)	(3,003)	(1,720)	(1,784)	(303)
(9)	–	(1,188)	–	(1,064)
(476)	(416)	(685)	(184)	(1,295)
8,074	31,522	7,490	11,153	4,672
3,976	(6,348)	35,324	10,505	2,867

18,583	(6,546)	(6,622)	6,144	3,533
(8,246)	–	–	(23,022)	–
(116)	8,585	20,132	(17,550)	1,752
(855)	(11,559)	(1,592)	(1,408)	564
639	(20,359)	(2,387)	1,039	235
288	–	(24,868)	(443)	(165)
26	–	(123)	(94)	–
74	23,753	(11,078)	(3,302)	151
600	–	–	–	–

8,875	17,420	(928)	8,776	10,321
(2,606)	–	–	(6,756)	–
(13)	41,058	1,044	789	887
233	–	(61)	381	(81)
14	–	–	306	90
270	(1,485)	4,549	(5,736)	(5)
163	96	95	15	(20)
(42)	(7,828)	(615)	463	(450)
$ 21,863	$36,787	$12,870	$ (29,893)	$ 19,679

SEI Institutional Managed Trust / Annual Report / September 30, 2020	337

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

	Large Cap Fund		Large Cap Value Fund		Large Cap Growth Fund
	2020	2019	2020	2019	2020	2019
Operations:
Net investment income	$25,302	$32,380	$27,385	$29,250	$2,087	$5,610
Net realized gain (loss) from investments, securities sold short, futures contracts, forward foreign currency contracts, options, swaptions and swap contracts	29,421	148,452	(69,598)	24,486	132,163	85,495
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, forward foreign currency contracts, options, swaptions and swap contracts	97,010	(163,223)	(80,344)	(69,325)	305,182	(59,618)
Net change in unrealized depreciation on foreign currency transactions	–	–	–	–	–	–
Contribution from Adviser(1)	–	–	–	–	–	–
Net Increase (Decrease) in Net Assets Resulting from Operations	151,733	17,609	(122,557)	(15,589)	439,432	31,487
Distributions:
Class F:	(158,501)	(295,855)	(45,392)	(125,494)	(76,682)	(159,034)
Class I:	N/A	N/A	(104)	(416)	(159)	(409)
Class Y:	(9,625)	(16,757)	(6,239)	(14,445)	(9,790)	(16,121)
Return of Capital:
Class F	–	–	–	–	–	–
Class Y	–	–	–	–	–	–
Total Distributions	(168,126)	(312,612)	(51,735)	(140,355)	(86,631)	(175,564)
Capital Share Transactions:(2)
Class F:
Proceeds from shares issued	255,737	309,655	258,992	179,691	208,478	201,096
Reinvestment of dividends & distributions	147,271	275,753	42,535	117,869	71,751	149,836
Cost of shares redeemed	(602,760)	(585,006)	(241,351)	(251,243)	(511,913)	(320,107)
Net increase (decrease) from Class F transactions	(199,752)	402	60,176	46,317	(231,684)	30,825
Class I:
Proceeds from shares issued	N/A	N/A	577	474	566	251
Reinvestment of dividends & distributions	N/A	N/A	87	352	124	328
Cost of shares redeemed	N/A	N/A	(872)	(1,713)	(741)	(1,440)
Net decrease from Class I transactions	N/A	N/A	(208)	(887)	(51)	(861)
Class Y:
Proceeds from shares issued	29,697	34,843	35,301	32,803	21,651	32,757
Reinvestment of dividends & distributions	9,360	16,435	5,806	13,345	9,124	14,845
Cost of shares redeemed	(66,154)	(42,514)	(23,082)	(22,818)	(55,926)	(18,760)
Net increase (decrease) from Class Y transactions	(27,097)	8,764	18,025	23,330	(25,151)	28,842
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(226,849)	9,166	77,993	68,760	(256,886)	58,806
Net Increase (Decrease) in Net Assets	(243,242)	(285,837)	(96,299)	(87,184)	95,915	(85,271)
Net Assets
Beginning of year	2,290,619	2,576,456	1,344,514	1,431,698	1,474,065	1,559,336
End of year	$2,047,377	$2,290,619	$1,248,215	$1,344,514	$1,569,980	$1,474,065

(1)	See Note 6 in Notes to Financial Statements for additional information.
(2)	See Note 7 in Notes to Financial Statements for additional information.

N/A — Not applicable. Shares currently not offered.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

338	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Large Cap Index Fund		Tax-Managed Large Cap Fund		S&P 500 Index Fund		Small Cap Fund
2020	2019	2020	2019	2020	2019	2020	2019

$ 8,859	$5,721	$46,679	$47,598	$13,594	$15,638	$970	$775
(7,319)	(608)	58,583	295,617	45,503	24,706	(34,061)	(22,810)
86,442	13,938	149,757	(295,788)	49,436	(14,610)	18,549	(56,476)
—	—	(3)	(3)	—	—	—	—
—	—	—	—	221	—	—	—
87,982	19,051	255,016	47,424	108,754	25,734	(14,542)	(78,511)

(9,299)	(5,451)	(305,586)	(64,986)	(38,922)	(31,490)	(1,000)	(74,808)
N/A	N/A	N/A	N/A	(204)	(192)	N/A	N/A
N/A	N/A	(39,347)	(8,049)	N/A	N/A	(132)	(4,030)
—	—	—	—	—	—	(31)	—
—	—	—	—	—	—	(4)	—
(9,299)	(5,451)	(344,933)	(73,035)	(39,126)	(31,682)	(1,167)	(78,838)

395,051	268,892	329,873	342,200	234,977	135,414	90,876	98,992
8,893	5,298	269,671	58,238	35,284	28,773	959	70,168
(231,827)	(66,004)	(700,148)	(599,967)	(321,680)	(236,134)	(127,496)	(155,413)
172,117	208,186	(100,604)	(199,529)	(51,419)	(71,947)	(35,661)	13,747

N/A	N/A	N/A	N/A	1,642	1,344	N/A	N/A
N/A	N/A	N/A	N/A	152	141	N/A	N/A
N/A	N/A	N/A	N/A	(2,187)	(2,513)	N/A	N/A
N/A	N/A	N/A	N/A	(393)	(1,028)	N/A	N/A

N/A	N/A	57,471	117,948	N/A	N/A	10,275	10,596
N/A	N/A	36,243	7,424	N/A	N/A	132	3,920
N/A	N/A	(116,964)	(54,771)	N/A	N/A	(16,903)	(10,349)
N/A	N/A	(23,250)	70,601	N/A	N/A	(6,496)	4,167
172,117	208,186	(123,854)	(128,928)	(51,812)	(72,975)	(42,157)	17,914
250,800	221,786	(213,771)	(154,539)	17,816	(78,923)	(57,866)	(139,435)

455,657	233,871	3,991,140	4,145,679	832,268	911,191	587,388	726,823
$ 706,457	$455,657	$3,777,369	$3,991,140	$850,084	$832,268	$529,522	$587,388

SEI Institutional Managed Trust / Annual Report / September 30, 2020	339

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

	Small Cap Value Fund		Small Cap Growth Fund		Tax-Managed Small/Mid Cap Fund
	2020	2019	2020	2019	2020	2019
Operations:
Net investment income (loss)	$2,758	$4,290	$(1,155)	$(1,055)	$1,906	$4,909
Net realized gain (loss) from investments, securities sold short, futures contracts, forward foreign currency contracts, options, swaptions and swap contracts	(19,553)	(8,053)	(5,988)	9,239	(22,116)	23,279
Net realized gain (loss) on foreign currency transactions	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, forward foreign currency contracts, options, swaptions and swap contracts	(31,753)	(33,235)	23,393	(67,363)	(34,962)	(113,986)
Net change in unrealized appreciation (depreciation) on foreign currency transactions	—	—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(48,548)	(36,998)	16,250	(59,179)	(55,172)	(85,798)
Distributions:
Class F:	(3,137)	(29,995)	(10,166)	(41,646)	(18,990)	(63,835)
Class I:	(16)	(212)	(51)	(251)	N/A	N/A
Class Y:	(627)	(4,029)	(1,146)	(3,853)	(2,600)	(6,755)
Total Distributions	(3,780)	(34,236)	(11,363)	(45,750)	(21,590)	(70,590)
Capital Share Transactions:(1)
Class F:
Proceeds from shares issued	71,807	54,837	47,465	55,306	100,445	102,250
Reinvestment of dividends & distributions	2,903	27,807	9,353	38,613	16,582	56,476
Cost of shares redeemed	(53,427)	(81,438)	(64,054)	(90,200)	(155,596)	(151,575)
Net increase (decrease) from Class F transactions	21,283	1,206	(7,236)	3,719	(38,569)	7,151
Class I:
Proceeds from shares issued	523	259	228	233	N/A	N/A
Reinvestment of dividends & distributions	15	193	45	222	N/A	N/A
Cost of shares redeemed	(786)	(671)	(453)	(638)	N/A	N/A
Net increase (decrease) from Class I transactions	(248)	(219)	(180)	(183)	N/A	N/A
Class Y:
Proceeds from shares issued	21,832	11,726	4,087	7,975	21,632	28,800
Reinvestment of dividends & distributions	573	3,600	1,059	3,500	2,395	6,186
Cost of shares redeemed	(14,083)	(4,597)	(6,360)	(3,780)	(29,000)	(12,313)
Net increase (decrease) from Class Y transactions	8,322	10,729	(1,214)	7,695	(4,973)	22,673
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	29,357	11,716	(8,630)	11,231	(43,542)	29,824
Net Increase (Decrease) in Net Assets	(22,971)	(59,518)	(3,743)	(93,698)	(120,304)	(126,564)
Net Assets
Beginning of year	320,618	380,136	328,562	422,260	869,809	996,373
End of year	$297,647	$320,618	$324,819	$328,562	$749,505	$869,809

(1)	See Note 7 in Notes to Financial Statements for additional information.

N/A	— Not applicable. Shares currently not offered.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

340	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Mid-Cap Fund		U.S. Managed Volatility Fund		Global Managed Volatility Fund		Tax-Managed Managed Volatility Fund		Tax-Managed International Managed Volatility Fund
2020	2019	2020	2019	2020	2019	2020	2019	2020	2019

$1,023	$984	$28,854	$34,242	$13,575	$21,326	$15,096	$17,609	$7,045	$9,372

(6,157)	1,422	3,236	52,998	315	60,097	12,195	21,499	(22,643)	(14,157)
—	—	(112)	14	368	(223)	70	12	195	(168)

(1,701)	(8,125)	(121,553)	55,270	(79,501)	(26,809)	(56,745)	32,891	4,071	(5,531)

—	—	(8)	12	270	(134)	(6)	(1)	124	(53)
(6,835)	(5,719)	(89,583)	142,536	(64,973)	54,257	(29,390)	72,010	(11,208)	(10,537)

(2,451)	(12,623)	(41,118)	(105,056)	(55,847)	(101,358)	(38,400)	(44,612)	(9,743)	(8,199)
(16)	(87)	(61)	(135)	(55)	(108)	N/A	N/A	N/A	N/A
(73)	(311)	(45,813)	(81,972)	(13,197)	(20,528)	(3,643)	(3,717)	(1,383)	(723)
(2,540)	(13,021)	(86,992)	(187,163)	(69,099)	(121,994)	(42,043)	(48,329)	(11,126)	(8,922)

26,083	24,664	187,528	183,689	215,299	211,241	145,802	158,385	91,287	88,055
1,995	10,607	35,925	92,447	48,789	89,285	33,071	38,922	8,442	7,132
(54,382)	(46,408)	(287,534)	(258,088)	(305,585)	(368,666)	(261,670)	(244,162)	(95,568)	(99,655)
(26,304)	(11,137)	(64,081)	18,048	(41,497)	(68,140)	(82,797)	(46,855)	4,161	(4,468)

54	68	78	99	35	52	N/A	N/A	N/A	N/A
16	87	61	136	55	107	N/A	N/A	N/A	N/A
(148)	(145)	(73)	(37)	(100)	(262)	N/A	N/A	N/A	N/A
(78)	10	66	198	(10)	(103)	N/A	N/A	N/A	N/A

1,405	820	359,723	345,664	63,543	58,645	17,661	26,597	38,026	25,853
70	303	43,974	79,025	12,675	19,814	3,115	3,186	1,164	656
(1,323)	(1,079)	(364,414)	(177,991)	(124,771)	(79,807)	(26,773)	(23,512)	(27,290)	(8,693)
152	44	39,283	246,698	(48,553)	(1,348)	(5,997)	6,271	11,900	17,816
(26,230)	(11,083)	(24,732)	264,944	(90,060)	(69,591)	(88,794)	(40,584)	16,061	13,348
(35,605)	(29,823)	(201,307)	220,317	(224,132)	(137,328)	(160,227)	(16,903)	(6,273)	(6,111)

105,600	135,423	1,838,132	1,617,815	1,281,941	1,419,269	1,092,519	1,109,422	374,778	380,889
$69,995	$105,600	$1,636,825	$1,838,132	$1,057,809	$1,281,941	$932,292	$1,092,519	$368,505	$374,778

SEI Institutional Managed Trust / Annual Report / September 30, 2020	341

STATEMENTS OF CHANGES IN NET ASSETS/CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

	Real Estate Fund		Core Fixed Income Fund		High Yield Bond Fund
	2020	2019	2020	2019	2020	2019
Operations:
Net investment income	$1,184	$2,027	$85,126	$112,715	$84,980	$90,754
Net realized gain (loss) from investments, securities sold short, futures contracts, forward foreign currency contracts, options, swaptions and swap contracts	305	6,143	194,337	113,650	(27,172)	(26,555)
Net realized gain (loss) on foreign currency transactions	—	—	33	89	—	(19)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, forward foreign currency contracts, options, swaptions and swap contracts	(21,515)	13,728	35,614	174,981	(55,093)	668
Net change in unrealized appreciation (depreciation) on foreign currency transactions	—	—	293	(133)	(4)	4
Net Increase (Decrease) in Net Assets Resulting from Operations	(20,026)	21,898	315,403	401,302	2,711	64,852
Distributions:
Class F:	(8,039)	(7,988)	(124,229)	(105,441)	(86,586)	(101,351)
Class I:	(33)	(38)	(152)	(140)	(341)	(947)
Class Y:	(2,999)	(3,036)	(15,467)	(13,099)	(11,678)	(12,864)
Total Distributions	(11,071)	(11,062)	(139,848)	(118,680)	(98,605)	(115,162)
Capital Share Transactions:(1)
Class F:
Proceeds from shares issued	16,604	18,959	769,935	645,579	358,748	382,850
Reinvestment of dividends & distributions	7,213	7,205	113,156	96,013	76,665	91,087
Cost of shares redeemed	(32,671)	(24,304)	(935,584)	(839,862)	(538,608)	(469,186)
Net increase (decrease) from Class F transactions	(8,854)	1,860	(52,493)	(98,270)	(103,195)	4,751
Class I:
Proceeds from shares issued	11	15	530	2,911	90	39,520
Reinvestment of dividends & distributions	34	38	108	90	25	34
Cost of shares redeemed	(60)	(119)	(1,212)	(4,494)	(11,413)	(27,621)
Net increase (decrease) from Class I transactions	(15)	(66)	(574)	(1,493)	(11,298)	11,933
Class Y:
Proceeds from shares issued	5,967	3,410	105,560	93,300	52,287	38,845
Reinvestment of dividends & distributions	2,883	2,928	14,711	12,493	11,206	12,435
Cost of shares redeemed	(19,091)	(8,443)	(123,452)	(88,723)	(62,620)	(38,405)
Net increase (decrease) from Class Y transactions	(10,241)	(2,105)	(3,181)	17,070	873	12,875
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(19,110)	(311)	(56,248)	(82,693)	(113,620)	29,559
Net Increase (Decrease) in Net Assets	(50,207)	10,525	119,307	199,929	(209,514)	(20,751)
Net Assets
Beginning of year	141,892	131,367	4,199,900	3,999,971	1,641,874	1,662,625
End of year	$91,685	$141,892	$4,319,207	$4,199,900	$1,432,360	$1,641,874

(1)	See Note 7 in Notes to Financial Statements for additional information.

N/A — Not applicable. Shares currently not offered.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

342	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Conservative Income Fund		Tax-Free Conservative Income Fund		Real Return Fund		Dynamic Asset Allocation Fund
2020	2019	2020	2019	2020	2019	2020	2019

$2,653	$6,007	$1,199	$2,440	$1,888	$4,006	$7,914	$10,693

—	3	2	(15)	411	(963)	50,611	(1,732)
—	—	—	—	—	—	101	133

9	52	30	9	10,202	4,672	44,779	4,712

—	—	—	—	—	—	—	—
2,662	6,062	1,231	2,434	12,501	7,715	103,405	13,806

(2,402)	(5,429)	(1,127)	(2,180)	(1,237)	(5,929)	(12,413)	(13,354)
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(233)	(600)	(79)	(265)	(142)	(498)	(929)	(1,480)
(2,635)	(6,029)	(1,206)	(2,445)	(1,379)	(6,427)	(13,342)	(14,834)

285,508	206,921	130,240	60,601	70,584	49,003	103,949	111,407
1,803	3,877	886	1,729	1,015	4,848	11,598	12,489
(197,477)	(191,485)	(80,689)	(62,291)	(70,315)	(66,483)	(201,652)	(196,738)
89,834	19,313	50,437	39	1,284	(12,632)	(86,105)	(72,842)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

15,773	12,925	1,033	24,766	8,386	12,434	9,584	14,041
221	572	77	263	134	483	911	1,468
(16,860)	(17,872)	(12,069)	(19,426)	(12,417)	(5,418)	(45,256)	(23,620)
(866)	(4,375)	(10,959)	5,603	(3,897)	7,499	(34,761)	(8,111)
88,968	14,938	39,478	5,642	(2,613)	(5,133)	(120,866)	(80,953)
88,995	14,971	39,503	5,631	8,509	(3,845)	(30,803)	(81,981)

252,291	237,320	179,095	173,464	251,735	255,580	796,335	878,316
$341,286	$252,291	$218,598	$179,095	$260,244	$251,735	$765,532	$796,335

SEI Institutional Managed Trust / Annual Report / September 30, 2020	343

STATEMENTS OF CHANGES IN NET ASSETS/CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

	Multi-Strategy Alternative Fund		Multi-Asset Accumulation Fund		Multi-Asset Income Fund
	2020	2019	2020	2019	2020	2019
Operations:
Net investment income (loss)	$3,976	$5,974	$(6,348)	$21,969	$35,324	$39,713
Net realized gain (loss) from investments, securities sold short, futures contracts, forward foreign currency contracts, options, swaptions and swap contracts	11,248	(13,928)	5,433	301,569	(24,946)	15,982
Net realized gain (loss) on foreign currency transactions	(855)	(733)	(11,559)	(3,420)	(1,592)	(589)
Capital gain distribution from investment	600	1,408	—	—	—	—
Capital gain distribution from affiliated investment	—	860	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, forward foreign currency contracts, options, swaptions and swap contracts	6,731	4,876	49,165	(5,582)	3,989	19,743
Net change in unrealized appreciation (depreciation) on foreign currency transactions	163	(49)	96	52	95	(48)
Net Increase (Decrease) in Net Assets Resulting from Operations	21,863	(1,592)	36,787	314,588	12,870	74,801
Distributions:
Class F:	(4,719)	(22,445)	(310,159)	(77,746)	(30,727)	(29,533)
Class Y:	(112)	(259)	(25,800)	(6,828)	(6,369)	(6,182)
Total Distributions	(4,831)	(22,704)	(335,959)	(84,574)	(37,096)	(35,715)
Capital Share Transactions:(1)
Class F:
Proceeds from shares issued	76,936	79,490	363,378	361,262	180,731	148,293
Reinvestment of dividends & distributions	4,272	20,412	285,126	71,475	26,371	25,251
Cost of shares redeemed	(106,599)	(113,170)	(610,752)	(639,447)	(231,680)	(205,060)
Net increase (decrease) from Class F transactions	(25,391)	(13,268)	37,752	(206,710)	(24,578)	(31,516)
Class Y:
Proceeds from shares issued	1,101	6,056	41,566	37,011	41,023	26,223
Reinvestment of dividends & distributions	105	248	25,402	6,790	6,125	6,071
Cost of shares redeemed	(2,865)	(2,300)	(75,457)	(70,103)	(43,905)	(52,483)
Net increase (decrease) from Class Y transactions	(1,659)	4,004	(8,489)	(26,302)	3,243	(20,189)
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(27,050)	(9,264)	29,263	(233,012)	(21,335)	(51,705)
Net Increase (Decrease) in Net Assets	(10,018)	(33,560)	(269,909)	(2,998)	(45,561)	(12,619)
Net Assets
Beginning of year	481,950	515,510	2,880,438	2,883,436	977,832	990,451

End of year	$471,932	$481,950	$2,610,529	$2,880,438	$932,271	$977,832

(1)	See Note 7 in Notes to Financial Statements for additional information.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

344	SEI Institutional Managed Trust / Annual Report / September 30, 2020

		Multi-Asset Inflation Managed Fund				Multi-Asset Capital Stability Fund
	2020		2019		2020		2019

$ 10,505		$ 14,581		$ 2,867		$ 10,484

(37,228)		(40,740)		5,506		12,578
(1,408)		255		564		1,013
—		—		—		—
—		—		—		—

(1,777)		20,224		10,762		3,473

15		(10)		(20)		(7)
(29,893)		(5,690)		19,679		27,541

(12,032)		(14,874)		(24,500)		(3,555)
(920)		(1,199)		(1,745)		(268)
(12,952)		(16,073)		(26,245)		(3,823)

140,432		132,517		244,633		155,874
11,038		13,675		19,404		2,824
(173,715)		(187,767)		(210,326)		(178,960)
(22,245)		(41,575)		53,711		(20,262)

10,235		12,906		14,849		10,967
899		1,168		1,706		267
(19,217)		(20,431)		(15,678)		(9,643)
(8,083)		(6,357)		877		1,591
(30,328)		(47,932)		54,588		(18,671)
(73,173)		(69,695)		48,022		5,047

854,308		924,003		732,710		727,663
$ 781,135		$ 854,308		$ 780,732		$ 732,710

SEI Institutional Managed Trust / Annual Report / September 30, 2020	345

CONSOLIDATED STATEMENT OF CASH FLOWS ($ Thousands)

For the year ended September 30, 2020

Multi-Asset Inflation Managed Fund
Cash Flows from Operating Activities:
Net Decrease in Net Assets from Operations	$(29,893)
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Provided in Operating Activities:
Purchase of Investment Securities	(712,478)
Proceeds from Disposition of Investment Securities	827,300
Proceeds from Securities Sold Short	26,119
Purchases to Cover Securities Sold Short	(80,448)
Purchased Options/Purchases to Cover Written Options	(610)
Amortization (Accretion of Market Discount)	(4,036)
Net Realized (Gain) Loss on:
Investments and Securities Sold Short	17,321
Net Change in Unrealized (Appreciation) Depreciation on:
Investments and Securities Sold Short	(2,400)
Changes in Assets:
Cash Collateral on Forwards	(687)
Cash Collateral on Swaps	(5,870)
Cash Collateral on Futures	(213)
Receivable for Investment Securities Sold	6,008
Dividends and Interest Receivable	(99)
OTC Options, at value	(1,458)
OTC Swaptions, at value	(285)
OTC Swap Contracts, at Value	(2,724)
Foreign Tax Reclaim receivable	41
Unrealized Loss on forward foreign currency contracts	(400)
Receivable for Variation Margin	(1,041)
Changes in Liabilities:
Payable for Investment Securities Purchased	(4,401)
Administration Fees Payable	(29)
Shareholder Servicing Fees Payable	(13)
Payable for securities sold short	(24,551)
OTC Swap Contracts, at Value	3,248
OTC Swaptions, at Value	951
OTC Options, at value	(41)
Payable for Variation Margin	(1,364)
Investment Advisory Fees Payable	(20)
CCO Fees	1
Due to Broker	(207)
Unrealized Gain on Forward Foreign Currency Contracts	(63)
Accrued Expenses Payable	(600)

Net Cash Provided by Operating Activities	7,058
Cash Flows used from Financing Activities
Reverse Repurchase Agreements	12,589
Dividends and Distributions	(12,952)
Proceeds from Shares Issued	150,638
Reinvestment of Dividends and Distributions	11,937
Cost of Shares Redeemed	(192,685)

Net Cash Provided by Financing Activities	(30,473)

Net Change in Cash, Restricted Cash, and Foreign Currency	(23,415)

Cash, Restricted Cash, and Foreign Currency at Beginning of Year	$117,594

Cash, Restricted Cash, and Foreign Currency at End of Year	$94,179
Supplemental Disclosure of Cash Flow Information
Interest paid	$3,547
The accompanying notes are an integral part of the financial statements.

346	SEI Institutional Managed Trust / Annual Report / September 30, 2020

FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Fund
Class F
2020	$13.94	$0.16	$0.89	$1.05	$(0.18)	$(0.86)	$(1.04)	$13.95	7.67%	$1,944,209	0.89%		0.89%		0.96%		1.16%	63%
2019	15.92	0.19	(0.22)	(0.03)	(0.18)	(1.77)	(1.95)	13.94	1.17	2,158,883	0.89		0.89		0.95		1.37	72
2018	14.65	0.13	2.22	2.35	(0.12)	(0.96)	(1.08)	15.92	16.80	2,439,320	0.89		0.89		0.94		0.87	80
2017	12.54	0.12	2.11	2.23	(0.12)	—	(0.12)	14.65	17.88	2,362,180	0.89		0.89		0.95		0.91	100
2016	13.71	0.12	1.16	1.28	(0.12)	(2.33)	(2.45)	12.54	10.15	2,237,663	0.91	(2)	0.91	(2)	0.99	(2)	1.01	68
Class Y
2020	$13.95	$0.19	$0.89	$1.08	$(0.22)	$(0.86)	$(1.08)	$13.95	7.86%	$103,168	0.64%		0.64%		0.71%		1.41%	63%
2019	15.93	0.22	(0.22)	—	(0.21)	(1.77)	(1.98)	13.95	1.44	131,736	0.64		0.64		0.70		1.62	72
2018	14.66	0.17	2.22	2.39	(0.16)	(0.96)	(1.12)	15.93	17.08	137,136	0.64		0.64		0.69		1.11	80
2017	12.55	0.16	2.10	2.26	(0.15)	—	(0.15)	14.66	18.16	156,329	0.64		0.64		0.70		1.16	100
2016	13.71	0.16	1.16	1.32	(0.15)	(2.33)	(2.48)	12.55	10.50	164,611	0.66	(2)	0.66	(2)	0.74	(2)	1.26	68
Large Cap Value Fund
Class F
2020	$23.25	$0.45	$(2.70)	$(2.25)	$(0.46)	$(0.43)	$(0.89)	$20.11	(9.96)%	$1,097,338	0.89%		0.89%		0.93%		2.15%	65%
2019	26.21	0.50	(0.92)	(0.42)	(0.48)	(2.06)	(2.54)	23.25	(0.91)	1,190,700	0.89		0.89		0.93		2.17	52
2018	24.70	0.39	2.39	2.78	(0.37)	(0.90)	(1.27)	26.21	11.54	1,285,571	0.89		0.89		0.93		1.51	83
2017	21.20	0.32	3.49	3.81	(0.31)	—	(0.31)	24.70	18.13	1,261,075	0.89		0.89		0.93		1.38	76
2016	22.35	0.32	1.78	2.10	(0.30)	(2.95)	(3.25)	21.20	10.16	1,300,029	0.91	(2)	0.91	(2)	0.95	(2)	1.56	70
Class I
2020	$23.27	$0.41	$(2.71)	$(2.30)	$(0.41)	$(0.43)	$(0.84)	$20.13	(10.17)%	$2,454	1.11%		1.11%		1.18%		1.93%	65%
2019	26.23	0.45	(0.93)	(0.48)	(0.42)	(2.06)	(2.48)	23.27	(1.14)	3,042	1.11		1.11		1.18		1.95	52
2018	24.71	0.33	2.40	2.73	(0.31)	(0.90)	(1.21)	26.23	11.30	4,427	1.11		1.11		1.18		1.29	83
2017	21.21	0.27	3.49	3.76	(0.26)	—	(0.26)	24.71	17.84	4,666	1.11		1.11		1.18		1.16	76
2016	22.35	0.28	1.78	2.06	(0.25)	(2.95)	(3.20)	21.21	9.93	6,165	1.13	(2)	1.13	(2)	1.20	(2)	1.33	70
Class Y
2020	$23.26	$0.51	$(2.71)	$(2.20)	$(0.52)	$(0.43)	$(0.95)	$20.11	(9.76)%	$148,423	0.64%		0.64%		0.68%		2.40%	65%
2019	26.21	0.55	(0.91)	(0.36)	(0.53)	(2.06)	(2.59)	23.26	(0.62)	150,772	0.64		0.64		0.69		2.41	52
2018	24.70	0.45	2.40	2.85	(0.44)	(0.90)	(1.34)	26.21	11.82	141,700	0.64		0.64		0.68		1.77	83
2017	21.21	0.38	3.48	3.86	(0.37)	—	(0.37)	24.70	18.37	120,357	0.64		0.64		0.69		1.63	76
2016(3)	23.90	0.35	0.16	0.51	(0.25)	(2.95)	(3.20)	21.21	2.88	22,004	0.66	(2)	0.66	(2)	0.70	(2)	1.89	70

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	The expense ratio includes proxy expenses outside of the cap.

(3)	Commenced operations on October 30, 2015. All ratios for the period have been annualized.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	347

FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Growth Fund
Class F
2020	$35.79	$0.04	$11.63	$11.67	$(0.08)	$(2.09)	$(2.17)	$45.29	34.07%	$1,395,858	0.89%		0.89%		0.98%		0.11%	58%
2019	39.89	0.13	0.22	0.35	(0.12)	(4.33)	(4.45)	35.79	2.43	1,314,152	0.89		0.89		0.98		0.36	88
2018	34.72	0.06	8.03	8.09	(0.05)	(2.87)	(2.92)	39.89	24.74	1,416,472	0.89		0.89		0.98		0.16	75
2017	29.74	0.06	4.96	5.02	(0.04)	—	(0.04)	34.72	16.89	1,364,210	0.89		0.89		0.98		0.20	95
2016	32.22	0.02	3.02	3.04	(0.01)	(5.51)	(5.52)	29.74	9.77	1,421,656	0.91	(2)	0.91	(2)	1.00	(2)	0.06	93
Class I
2020	$34.86	$(0.04)	$11.30	$11.26	$(0.04)	$(2.09)	$(2.13)	$43.99	33.75%	$3,239	1.11%		1.11%		1.23%		(0.12)%	58%
2019	38.96	0.05	0.21	0.26	(0.03)	(4.33)	(4.36)	34.86	2.22	2,643	1.11		1.11		1.16		0.14	88
2018	34.02	(0.02)	7.84	7.82	(0.01)	(2.87)	(2.88)	38.96	24.42	3,863	1.11		1.11		1.23		(0.06)	75
2017	29.17	(0.01)	4.86	4.85	—	—	—	34.02	16.63	3,607	1.11		1.11		1.23		(0.03)	95
2016	31.75	(0.04)	2.97	2.93	—	(5.51)	(5.51)	29.17	9.54	4,783	1.13	(2)	1.13	(2)	1.25	(2)	(0.15)	93
Class Y
2020	$35.84	$0.14	$11.63	$11.77	$(0.17)	$(2.09)	$(2.26)	$45.35	34.39%	$170,883	0.64%		0.64%		0.73%		0.36%	58%
2019	39.96	0.21	0.24	0.45	(0.24)	(4.33)	(4.57)	35.84	2.70	157,270	0.64		0.64		0.73		0.60	88
2018	34.76	0.15	8.04	8.19	(0.12)	(2.87)	(2.99)	39.96	25.04	139,001	0.64		0.64		0.73		0.41	75
2017	29.80	0.14	4.96	5.10	(0.14)	—	(0.14)	34.76	17.17	123,109	0.64		0.64		0.74		0.45	95
2016(3)	34.91	0.07	0.36	0.43	(0.03)	(5.51)	(5.54)	29.80	1.58	20,481	0.66	(2)	0.66	(2)	0.75	(2)	0.25	93
Large Cap Index Fund
Class F
2020	$10.54	$0.17	$1.46	$1.63	$(0.17)	$(0.02)	$(0.19)	$11.98	15.67%	$706,457	0.25%		0.25%		0.64%		1.52%	8%
2019	10.37	0.18	0.18	0.36	(0.17)	(0.02)	(0.19)	10.54	3.61	455,657	0.25		0.25		0.65		1.81	6
2018(4)	10.00	0.13	0.31	0.44	(0.07)	—	(0.07)	10.37	4.47 ‡	233,871	0.25		0.25		0.64		1.93	6
Tax-Managed Large Cap Fund
Class F
2020	$27.53	$0.31	$1.80	$2.11	$(0.34)	$(2.04)	$(2.38)	$27.26	7.84%	$3,368,577	0.89%		0.89%		0.91%		1.19%	40%
2019	27.66	0.31	0.04	0.35	(0.30)	(0.18)	(0.48)	27.53	1.42	3,543,245	0.89		0.89		0.91		1.20	54
2018	24.11	0.22	3.83	4.05	(0.20)	(0.30)	(0.50)	27.66	16.99	3,773,973	0.89		0.89		0.90		0.84	44
2017	20.74	0.18	3.37	3.55	(0.18)	—	(0.18)	24.11	17.19	3,385,550	0.90	(5)	0.90	(5)	0.94	(5)	0.82	88
2016	19.13	0.19	1.60	1.79	(0.18)	—	(0.18)	20.74	9.42	3,427,251	0.91	(2)	0.91	(2)	1.00	(2)	0.95	89
Class Y
2020	$27.54	$0.38	$1.80	$2.18	$(0.41)	$(2.04)	$(2.45)	$27.27	8.11%	$408,792	0.64%		0.64%		0.66%		1.44%	40%
2019	27.67	0.38	0.04	0.42	(0.37)	(0.18)	(0.55)	27.54	1.67	447,895	0.64		0.64		0.66		1.46	54
2018	24.13	0.28	3.82	4.10	(0.26)	(0.30)	(0.56)	27.67	17.22	371,706	0.64		0.64		0.65		1.08	44
2017	20.75	0.24	3.37	3.61	(0.23)	—	(0.23)	24.13	17.52	317,822	0.65	(5)	0.65	(5)	0.69	(5)	1.07	88
2016	19.13	0.24	1.61	1.85	(0.23)	—	(0.23)	20.75	9.75	198,095	0.66	(2)	0.66	(2)	0.75	(2)	1.20	89

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

‡	Includes contribution from SIMC. Without the cash contribution, the Fund’s return would have been 4.26% (See Note 6 in the Notes to Financial Statements).

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	The expense ratio includes proxy expenses outside of the cap.

(3)	Commenced operations on October 30, 2015. All ratios for the period have been annualized.

(4)	Commenced operations on January 31, 2018. All ratios for the period have been annualized.

(5)	The expense ratio includes litigation expenses outside the cap.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

348	SEI Institutional Managed Trust / Annual Report / September 30, 2020

FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†		Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
S&P 500 Index Fund

Class F
2020	$69.00	$1.15	$8.74	$9.89	$(1.20)		$(2.05)	$(3.25)	$75.64	14.82	%(2)	$844,753	0.25%		0.25%		0.54%		1.64%	19%
2019	68.94	1.24	1.29	2.53	(1.23)		(1.24)	(2.47)	69.00	4.07		826,946	0.25		0.25		0.54		1.90	11
2018(3)	60.22	1.20	9.19	10.39	(1.13)		(0.54)	(1.67)	68.94	17.53		904,819	0.29		0.29		0.55		1.85	17
2017	53.32	0.89	8.47	9.36	(0.87)		(1.59)	(2.46)	60.22	18.12		417,308	0.43		0.43		0.54		1.58	21
2016	47.23	0.86	6.13	6.99	(0.83)		(0.07)	(0.90)	53.32	14.93		386,477	0.45	(4)	0.45	(4)	0.57(	4)	1.69	10

Class I
2020	$69.39	$0.87	$8.82	$9.69	$(0.92)		$(2.05)	$(2.97)	$76.11	14.37	%(2)	$5,331	0.65%		0.65%		0.79%		1.23%	19%
2019	69.31	0.98	1.30	2.28	(0.96)		(1.24)	(2.20)	69.39	3.66		5,322	0.65		0.65		0.79		1.49	11
2018(3)	60.56	0.92	9.30	10.22	(0.93)		(0.54)	(1.47)	69.31	17.13		6,372	0.65		0.65		0.80		1.43	17
2017	53.58	0.77	8.52	9.29	(0.72)		(1.59)	(2.31)	60.56	17.87		6,328	0.65		0.65		0.79		1.36	21
2016	47.46	0.76	6.15	6.91	(0.72)		(0.07)	(0.79)	53.58	14.67		6,473	0.67(	4)	0.67(	4)	0.82(	4)	1.49	10

Small Cap Fund

Class F
2020	$11.05	$0.02	$(0.31)	$(0.29)	$(0.02)	(5)	$—	$(0.02)	$10.74	(2.60)%		$503,795	1.14%		1.14%		1.23%		0.16%	149%
2019	14.28	0.01	(1.67)	(1.66)	(0.01)		(1.56)	(1.57)	11.05	(10.85)		554,260	1.14		1.14		1.24		0.11	116
2018	13.25	(0.02)	1.97	1.95	—		(0.92)	(0.92)	14.28	15.56		690,400	1.14		1.14		1.24		(0.17)	162
2017	11.61	(0.02)	1.68	1.66	(0.02)		—	(0.02)	13.25	14.29		588,341	1.14		1.14		1.24		(0.12)	135
2016	11.99	—	0.88	0.88	—		(1.26)	(1.26)	11.61	7.76		550,556	1.16	(4)	1.16	(4)	1.26(	4)	0.03	104

Class Y
2020	$11.15	$0.04	$(0.29)	$(0.25)	$(0.05)	(5)	$—	$(0.05)	$10.85	(2.23)%		$25,727	0.89%		0.89%		0.98%		0.41%	149%
2019	14.38	0.04	(1.69)	(1.65)	(0.02)		(1.56)	(1.58)	11.15	(10.66)		33,128	0.89		0.89		0.99		0.36	116
2018	13.31	0.01	1.98	1.99	—*		(0.92)	(0.92)	14.38	15.83		36,423	0.89		0.89		0.99		0.07	162
2017	11.66	0.02	1.67	1.69	(0.04)		—	(0.04)	13.31	14.51		39,149	0.89		0.89		0.99		0.13	135
2016	12.01	0.03	0.89	0.92	(0.01)		(1.26)	(1.27)	11.66	8.08		37,859	0.91	(4)	0.91	(4)	1.01(	4)	0.28	104

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

*	Amount represents less than $0.01 per share.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)

Includes contribution from SIMC. Without the cash contribution, the Fund’s return for Class F and Class I would have been 14.78% and 14.33%, respectively (See Note 6 in the Notes to Financial Statements).

(3)	On April 20, 2018, the Class Y shares and Class E shares were converted to Class F shares. The performance and financial history shown of the class is solely that of the fund’s Class F shares.

(4)	The expense ratio includes proxy expenses outside of the cap.

(5)	Includes return of capital less than $0.005.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	349

FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Small Cap Value Fund
Class F
2020	$20.60	$0.17	$(3.46)	$(3.29)	$(0.24)	$—	$(0.24)	$17.07	(16.03)%	$250,718	1.14%		1.14%		1.24%		0.91%	65%
2019	25.54	0.27	(2.86)	(2.59)	(0.25)	(2.10)	(2.35)	20.60	(9.62)	274,660	1.14		1.14		1.24		1.30	74
2018	26.16	0.17	1.53	1.70	(0.17)	(2.15)	(2.32)	25.54	6.81	336,361	1.14		1.14		1.24		0.68	132
2017	22.75	0.11	3.43	3.54	(0.13)	—	(0.13)	26.16	15.61	349,296	1.14		1.14		1.23		0.45	123
2016	21.80	0.14	2.27	2.41	(0.15)	(1.31)	(1.46)	22.75	11.60	362,348	1.17	(2)	1.17	(2)	1.26	(2)	0.63	87
Class I
2020	$20.39	$0.12	$(3.42)	$(3.30)	$(0.19)	$—	$(0.19)	$16.90	(16.20)%	$1,204	1.36%		1.36%		1.49%		0.67%	65%
2019	25.31	0.22	(2.84)	(2.62)	(0.20)	(2.10)	(2.30)	20.39	(9.83)	1,703	1.36		1.36		1.49		1.07	74
2018	25.94	0.12	1.51	1.63	(0.11)	(2.15)	(2.26)	25.31	6.59	2,354	1.36		1.36		1.49		0.46	132
2017	22.57	0.05	3.41	3.46	(0.09)	—	(0.09)	25.94	15.37	2,466	1.36		1.36		1.48		0.22	123
2016	21.64	0.09	2.25	2.34	(0.10)	(1.31)	(1.41)	22.57	11.34	2,910	1.39	(2)	1.39	(2)	1.51	(2)	0.40	87
Class Y
2020	$20.61	$0.21	$(3.46)	$(3.25)	$(0.28)	$—	$(0.28)	$17.08	(15.80)%	$45,725	0.89%		0.89%		0.99%		1.13%	65%
2019	25.56	0.33	(2.87)	(2.54)	(0.31)	(2.10)	(2.41)	20.61	(9.42)	44,255	0.89		0.89		0.99		1.55	74
2018	26.18	0.24	1.52	1.76	(0.23)	(2.15)	(2.38)	25.56	7.07	41,421	0.89		0.88		0.99		0.94	132
2017	22.76	0.18	3.43	3.61	(0.19)	—	(0.19)	26.18	15.94	37,243	0.89		0.89		0.99		0.74	123
2016(3)	22.95	0.18	1.09	1.27	(0.15)	(1.31)	(1.46)	22.76	6.04	7,207	0.92	(2)	0.92	(2)	1.02	(2)	0.91	87
Small Cap Growth Fund
Class F
2020	$31.88	$(0.12)	$1.96	$1.84	$—	$(1.12)	$(1.12)	$32.60	5.68%	$290,981	1.11%		1.11%		1.23%		(0.39)%	173%
2019	42.96	(0.11)	(6.04)	(6.15)	—	(4.93)	(4.93)	31.88	(13.89)	293,814	1.11		1.11		1.24		(0.33)	172
2018	34.42	(0.20)	8.86	8.66	—	(0.12)	(0.12)	42.96	25.25	386,055	1.11		1.11		1.24		(0.53)	168
2017	28.86	(0.17)	5.73	5.56	—	—	—	34.42	19.27	312,759	1.11		1.11		1.23		(0.55)	116
2016	26.60	(0.08)	2.34	2.26	—	—	—	28.86	8.50	312,240	1.14	(2)	1.14	(2)	1.26	(2)	(0.31)	124
Class I
2020	$30.29	$(0.19)	$1.87	$1.68	$—	$(1.12)	$(1.12)	$30.85	5.44%	$1,245	1.36%		1.36%		1.48%		(0.64)%	173%
2019	41.21	(0.19)	(5.80)	(5.99)	—	(4.93)	(4.93)	30.29	(14.13)	1,408	1.36		1.36		1.49		(0.59)	172
2018	33.11	(0.28)	8.50	8.22	—	(0.12)	(0.12)	41.21	24.92	2,127	1.36		1.36		1.49		(0.79)	168
2017	27.83	(0.24)	5.52	5.28	—	—	—	33.11	18.97	2,079	1.36		1.36		1.48		(0.79)	116
2016	25.71	(0.14)	2.26	2.12	—	—	—	27.83	8.25	2,253	1.39	(2)	1.39	(2)	1.51	(2)	(0.56)	124
Class Y
2020	$32.23	$(0.04)	$1.99	$1.95	$—	$(1.12)	$(1.12)	$33.06	5.97%	$32,593	0.86%		0.86%		0.98%		(0.14)%	173%
2019	43.27	(0.03)	(6.08)	(6.11)	—	(4.93)	(4.93)	32.23	(13.68)	33,340	0.86		0.86		0.99		(0.08)	172
2018	34.59	(0.11)	8.91	8.80	—	(0.12)	(0.12)	43.27	25.56	34,078	0.86		0.86		0.99		(0.28)	168
2017	28.93	(0.11)	5.77	5.66	—	—	—	34.59	19.57	28,446	0.86		0.86		0.98		(0.36)	116
2016(3)	27.72	(0.02)	1.23	1.21	—	—	—	28.93	4.37	7,243	0.89	(2)	0.89	(2)	1.01	(2)	(0.08)	124

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	The expense ratio includes proxy expenses outside of the cap.

(3)	Commenced operations on October 30, 2015. All ratios for the period have been annualized.

Amounts designated as “— ” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

350	SEI Institutional Managed Trust / Annual Report / September 30, 2020

FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Tax-Managed Small/Mid Cap Fund
Class F
2020	$21.04	$0.04	$(1.15)	$(1.11)	$(0.08)	$(0.44)	$(0.52)	$19.41	(5.47)%	$664,941	1.11%		1.11%		1.24%		0.22%	90%
2019	25.02	0.11	(2.32)	(2.21)	(0.10)	(1.67)	(1.77)	21.04	(8.27)	771,375	1.11		1.11		1.23		0.54	115
2018	22.09	0.02	3.34	3.36	(0.02)	(0.41)	(0.43)	25.02	15.38	907,519	1.11		1.11		1.23		0.07	186
2017	18.97	0.03	3.17	3.20	(0.08)	—	(0.08)	22.09	16.91	782,449	1.11	(2)	1.11	(2)	1.24	(2)	0.12	151
2016	17.53	0.06	1.44	1.50	(0.06)	—	(0.06)	18.97	8.55	643,288	1.13	(3)	1.13	(3)	1.25	(3)	0.35	107
Class Y
2020	$21.06	$0.09	$(1.14)	$(1.05)	$(0.12)	$(0.44)	$(0.56)	$19.45	(5.20)%	$84,564	0.89%		0.89%		0.99%		0.44%	90%
2019	25.07	0.16	(2.34)	(2.18)	(0.16)	(1.67)	(1.83)	21.06	(8.12)	98,434	0.89		0.89		0.99		0.77	115
2018	22.11	0.07	3.35	3.42	(0.05)	(0.41)	(0.46)	25.07	15.69	88,854	0.89		0.89		0.98		0.29	186
2017	18.98	0.07	3.17	3.24	(0.11)	—	(0.11)	22.11	17.14	75,183	0.90	(2)	0.90	(2)	0.99	(2)	0.34	151
2016	17.55	0.10	1.44	1.54	(0.11)	—	(0.11)	18.98	8.79	47,185	0.91	(3)	0.91	(3)	1.00	(3)	0.58	107
Mid-Cap Fund
Class F
2020	$24.94	$0.28	$(1.00)	$(0.72)	$(0.29)	$(0.34)	$(0.63)	$23.59	(2.87)%	$66,828	0.98%		0.98%		0.98%		1.17%	108%
2019	29.13	0.22	(1.43)	(1.21)	(0.20)	(2.78)	(2.98)	24.94	(3.10)	102,280	0.98		0.98		0.99		0.89	99
2018	27.81	0.19	3.37	3.56	(0.21)	(2.03)	(2.24)	29.13	13.41	131,640	0.98		0.98		0.99		0.66	99
2017	24.00	0.17	3.99	4.16	(0.16)	(0.19)	(0.35)	27.81	17.52	112,423	0.98		0.98		0.99		0.67	112
2016	25.08	0.27	2.86	3.13	(0.34)	(3.87)	(4.21)	24.00	14.10	87,780	1.01	(3)	1.01	(3)	1.01	(3)	1.16	115
Class I
2020	$24.91	$0.22	$(0.99)	$(0.77)	$(0.25)	$(0.34)	$(0.59)	$23.55	(3.13)%	$583	1.20%		1.20%		1.23%		0.96%	108%
2019	29.09	0.16	(1.41)	(1.25)	(0.15)	(2.78)	(2.93)	24.91	(3.27)	716	1.20		1.20		1.24		0.66	99
2018	27.78	0.12	3.36	3.48	(0.14)	(2.03)	(2.17)	29.09	13.11	821	1.20		1.21		1.24		0.42	99
2017	23.96	0.12	4.00	4.12	(0.11)	(0.19)	(0.30)	27.78	17.32	864	1.20		1.20		1.24		0.46	112
2016	25.04	0.22	2.85	3.07	(0.28)	(3.87)	(4.15)	23.96	13.84	871	1.24	(3)	1.24	(3)	1.27	(3)	0.97	115
Class Y
2020	$24.96	$0.33	$(0.99)	$(0.66)	$(0.35)	$(0.34)	$(0.69)	$23.61	(2.61)%	$2,584	0.73%		0.73%		0.73%		1.42%	108%
2019	29.15	0.28	(1.42)	(1.14)	(0.27)	(2.78)	(3.05)	24.96	(2.85)	2,604	0.73		0.73		0.74		1.14	99
2018	27.83	0.26	3.37	3.63	(0.28)	(2.03)	(2.31)	29.15	13.68	2,962	0.73		0.74		0.74		0.92	99
2017	24.01	0.24	4.00	4.24	(0.23)	(0.19)	(0.42)	27.83	17.84	2,267	0.73		0.73		0.74		0.93	112
2016(4)	26.61	0.30	1.29	1.59	(0.32)	(3.87)	(4.19)	24.01	7.56	479	0.78	(3)	0.78	(3)	0.78	(3)	1.43	115

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	The expense ratio includes litigation expenses outside the cap.

(3)	The expense ratio includes proxy expenses outside of the cap.

(4)	Commenced operations on October 30, 2015. All ratios for the period have been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	351

FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
U.S. Managed Volatility Fund
Class F
2020	$17.78	$0.26	$(1.08)	$(0.82)	$(0.29)	$(0.53)	$(0.82)	$16.14	(4.87)%	$764,608	0.90%		0.90%		1.23%		1.55%	77%
2019	18.69	0.32	0.91	1.23	(0.31)	(1.83)	(2.14)	17.78	7.89	914,612	0.93		0.93		1.23		1.89	44
2018	18.26	0.26	1.80	2.06	(0.27)	(1.36)	(1.63)	18.69	11.83	934,551	0.97		0.97		1.23		1.44	72
2017	17.04	0.25	1.72	1.97	(0.26)	(0.49)	(0.75)	18.26	11.85	994,387	1.00		1.00		1.23		1.45	48
2016	16.23	0.25	1.62	1.87	(0.26)	(0.80)	(1.06)	17.04	12.01	1,126,685	1.02	(2)	1.02	(2)	1.25	(2)	1.53	43
Class I
2020	$17.78	$0.21	$(1.08)	$(0.87)	$(0.25)	$(0.53)	$(0.78)	$16.13	(5.17)%	$1,282	1.15%		1.15%		1.48%		1.29%	77%
2019	18.69	0.28	0.91	1.19	(0.27)	(1.83)	(2.10)	17.78	7.62	1,345	1.18		1.18		1.48		1.64	44
2018	18.26	0.21	1.80	2.01	(0.22)	(1.36)	(1.58)	18.69	11.55	1,183	1.22		1.22		1.48		1.18	72
2017	17.03	0.21	1.71	1.92	(0.20)	(0.49)	(0.69)	18.26	11.58	1,426	1.25		1.25		1.48		1.21	48
2016	16.21	0.21	1.62	1.83	(0.21)	(0.80)	(1.01)	17.03	11.76	1,928	1.27	(2)	1.27	(2)	1.50	(2)	1.28	43
Class Y
2020	$17.79	$0.30	$(1.08)	$(0.78)	$(0.33)	$(0.53)	$(0.86)	$16.15	(4.62)%	$870,935	0.65%		0.65%		0.98%		1.79%	77%
2019	18.70	0.37	0.91	1.28	(0.36)	(1.83)	(2.19)	17.79	8.16	922,175	0.68		0.68		0.98		2.15	44
2018	18.27	0.30	1.80	2.10	(0.31)	(1.36)	(1.67)	18.70	12.11	682,081	0.72		0.72		0.98		1.68	72
2017	17.05	0.30	1.71	2.01	(0.30)	(0.49)	(0.79)	18.27	12.13	585,729	0.75		0.75		0.98		1.73	48
2016	16.24	0.29	1.62	1.91	(0.30)	(0.80)	(1.10)	17.05	12.28	486,555	0.77	(2)	0.77	(2)	1.00	(2)	1.78	43
Global Managed Volatility Fund
Class F
2020	$11.46	$0.12	$(0.57)	$(0.45)	$(0.28)	$(0.33)	$(0.61)	$10.40	(4.33)%	$913,791	1.11%		1.11%		1.25%		1.12%	86%
2019	12.08	0.18	0.26	0.44	(0.29)	(0.77)	(1.06)	11.46	4.75	1,060,614	1.11		1.11		1.24		1.61	66
2018	11.97	0.17	0.77	0.94	(0.18)	(0.65)	(0.83)	12.08	8.12	1,184,336	1.11		1.11		1.24		1.46	55
2017	11.51	0.17	1.03	1.20	(0.32)	(0.42)	(0.74)	11.97	11.16	1,242,592	1.11		1.11		1.24		1.45	61
2016	10.83	0.17	1.20	1.37	(0.55)	(0.14)	(0.69)	11.51	13.08	1,618,549	1.13	(2)	1.13	(2)	1.25	(2)	1.50	58
Class I
2020	$11.19	$0.09	$(0.55)	$(0.46)	$(0.25)	$(0.33)	$(0.58)	$10.15	(4.51)%	$952	1.36%		1.36%		1.50%		0.88%	86%
2019	11.82	0.15	0.25	0.40	(0.26)	(0.77)	(1.03)	11.19	4.45	1,067	1.36		1.36		1.49		1.36	66
2018	11.73	0.14	0.75	0.89	(0.15)	(0.65)	(0.80)	11.82	7.87	1,225	1.36		1.36		1.49		1.19	55
2017	11.29	0.14	1.00	1.14	(0.28)	(0.42)	(0.70)	11.73	10.80	1,573	1.36		1.36		1.48		1.24	61
2016	10.62	0.15	1.18	1.33	(0.52)	(0.14)	(0.66)	11.29	12.97	2,734	1.38	(2)	1.38	(2)	1.51	(2)	1.41	58
Class Y
2020	$11.49	$0.15	$(0.58)	$(0.43)	$(0.30)	$(0.33)	$(0.63)	$10.43	(4.08)%	$143,066	0.86%		0.86%		1.00%		1.39%	86%
2019	12.12	0.21	0.25	0.46	(0.32)	(0.77)	(1.09)	11.49	4.95	220,260	0.86		0.86		0.99		1.86	66
2018	12.00	0.20	0.78	0.98	(0.21)	(0.65)	(0.86)	12.12	8.46	233,708	0.86		0.86		0.99		1.74	55
2017	11.55	0.22	1.00	1.22	(0.35)	(0.42)	(0.77)	12.00	11.32	213,561	0.87		0.87		0.99		1.87	61
2016	10.85	0.21	1.20	1.41	(0.57)	(0.14)	(0.71)	11.55	13.49	102,388	0.88	(2)	0.88	(2)	1.01	(2)	1.86	58

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	The expense ratio includes proxy expenses outside of the cap.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

352	SEI Institutional Managed Trust / Annual Report / September 30, 2020

FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Tax-Managed Managed Volatility Fund
Class F
2020	$17.61	$0.25	$(0.51)	$(0.26)	$(0.27)	$(0.42)	$(0.69)	$16.66	(1.53)%	$856,160	1.00%	1.00%	1.23%	1.48%	27%
2019	17.22	0.27	0.88	1.15	(0.27)	(0.49)	(0.76)	17.61	7.16	1,004,802	1.00	1.00	1.23	1.65	29
2018	15.96	0.21	1.70	1.91	(0.22)	(0.43)	(0.65)	17.22	12.26	1,030,813	1.00	1.00	1.23	1.31	24
2017	14.74	0.23	1.61	1.84	(0.23)	(0.39)	(0.62)	15.96	12.84	994,011	1.00	1.00	1.23	1.53	22
2016	13.88	0.22	1.41	1.63	(0.21)	(0.56)	(0.77)	14.74	12.24	1,162,478	1.02 (2)	1.02 (2)	1.25 (2)	1.52	32
Class Y
2020	$17.62	$0.29	$(0.52)	$(0.23)	$(0.31)	$(0.42)	$(0.73)	$16.66	(1.34)%	$76,132	0.75%	0.75%	0.98%	1.73%	27%
2019	17.23	0.31	0.88	1.19	(0.31)	(0.49)	(0.80)	17.62	7.42	87,717	0.75	0.75	0.99	1.88	29
2018	15.96	0.26	1.70	1.96	(0.26)	(0.43)	(0.69)	17.23	12.60	78,609	0.75	0.75	0.99	1.56	24
2017	14.74	0.27	1.61	1.88	(0.27)	(0.39)	(0.66)	15.96	13.12	61,804	0.75	0.75	0.98	1.80	22
2016	13.89	0.26	1.40	1.66	(0.25)	(0.56)	(0.81)	14.74	12.42	37,017	0.77 (2)	0.77 (2)	1.01 (2)	1.81	32
Tax-Managed International Managed Volatility Fund
Class F
2020	$10.77	$0.19	$(0.49)	$(0.30)	$(0.32)	$—	$(0.32)	$10.15	(3.08)%	$315,250	1.11%	1.11%	1.41%	1.84%	79%
2019	11.38	0.27	(0.61)	(0.34)	(0.27)	—	(0.27)	10.77	(2.76)	331,996	1.11	1.11	1.40	2.54	55
2018	11.56	0.26	(0.15)	0.11	(0.29)	—	(0.29)	11.38	0.93	355,027	1.11	1.11	1.40	2.21	54
2017(3)	10.00	0.23	1.33	1.56	—	—	—	11.56	15.65	336,350	1.11	1.11	1.39	2.29	51
Class Y
2020	$10.79	$0.23	$(0.51)	$(0.28)	$(0.34)	$—	$(0.34)	$10.17	(2.84)%	$53,255	0.86%	0.86%	1.16%	2.27%	79%
2019	11.40	0.32	(0.63)	(0.31)	(0.30)	—	(0.30)	10.79	(2.47)	42,782	0.86	0.86	1.15	3.05	55
2018	11.58	0.30	(0.16)	0.14	(0.32)	—	(0.32)	11.40	1.16	25,862	0.86	0.86	1.15	2.60	54
2017(3)	10.00	0.30	1.29	1.59	(0.01)	—	(0.01)	11.58	15.90	13,652	0.86	0.86	1.15	2.92	51
Real Estate Fund
Class F
2020	$17.24	$0.14	$(2.47)	$(2.33)	$(0.28)	$(1.12)	$(1.40)	$13.51	(14.21)%	$74,099	1.14%	1.14%	1.23%	0.95%	123%
2019	16.06	0.23	2.31	2.54	(0.21)	(1.15)	(1.36)	17.24	17.35	104,562	1.14	1.14	1.24	1.47	71
2018	17.15	0.24	0.62	0.86	(0.23)	(1.72)	(1.95)	16.06	5.04	94,715	1.14	1.14	1.24	1.27	103
2017	19.37	0.03	(0.21)	(0.18)	(0.41)	(1.63)	(2.04)	17.15	(0.57)	137,877	1.14	1.14	1.24	0.16	67
2016	17.96	0.29	2.69	2.98	(0.16)	(1.41)	(1.57)	19.37	17.13	174,178	1.16 (2)	1.16 (2)	1.25 (2)	1.54	84
Class I
2020	$17.20	$0.11	$(2.46)	$(2.35)	$(0.25)	$(1.12)	$(1.37)	$13.48	(14.38)%	$307	1.36%	1.36%	1.48%	0.79%	123%
2019	16.03	0.21	2.29	2.50	(0.18)	(1.15)	(1.33)	17.20	17.06	420	1.36	1.36	1.48	1.33	71
2018	17.13	0.24	0.58	0.82	(0.20)	(1.72)	(1.92)	16.03	4.80	455	1.36	1.36	1.49	1.31	103
2017	19.35	(0.02)	(0.20)	(0.22)	(0.37)	(1.63)	(2.00)	17.13	(0.80)	529	1.36	1.36	1.49	(0.09)	67
2016	17.94	0.25	2.69	2.94	(0.12)	(1.41)	(1.53)	19.35	16.90	651	1.38 (2)	1.38 (2)	1.50 (2)	1.33	84
Class Y
2020	$17.25	$0.21	$(2.51)	$(2.30EA )	$(0.32)	$(1.12)	$(1.44)	$13.51	(14.04)%	$17,279	0.89%	0.89%	0.98%	1.40%	123%
2019	16.07	0.27	2.31	2.58	(0.25)	(1.15)	(1.40)	17.25	17.65	36,910	0.89	0.89	0.98	1.72	71
2018	17.15	0.32	0.58	0.90	(0.26)	(1.72)	(1.98)	16.07	5.30	36,197	0.89	0.89	0.99	1.76	103
2017	19.38	0.07	(0.21)	(0.14)	(0.46)	(1.63)	(2.09)	17.15	(0.37)	36,892	0.89	0.89	0.99	0.41	67
2016	17.96	0.32	2.72	3.04	(0.21)	(1.41)	(1.62)	19.38	17.49	36,591	0.92 (2)	0.92 (2)	1.01 (2)	1.64	84

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	The expense ratio includes proxy expenses outside of the cap.

(3)	Commenced operations on October 17, 2016. All ratios for the period have been annualized.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	353

FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Core Fixed Income Fund
Class F
2020	$11.65	$0.23	$0.65	$0.88	$(0.27)	$(0.11)	$ (0.38)	$12.15	7.75%	$3,859,455	0.66%		0.66%		0.73%		1.98%	357%
2019	10.86	0.31	0.81	1.12	(0.33)	—	(0.33)	11.65	10.45	3,755,355	0.66		0.66		0.73		2.78	387
2018	11.32	0.29	(0.46)	(0.17)	(0.29)	—	(0.29)	10.86	(1.53)	3,600,785	0.67		0.67		0.77		2.55	384
2017	11.71	0.25	(0.15)	0.10	(0.26)	(0.23)	(0.49)	11.32	1.02	1,855,251	0.67		0.67		0.80		2.19	386
2016	11.47	0.26	0.37	0.63	(0.27)	(0.12)	(0.39)	11.71	5.64	2,070,113	0.69	(2)	0.69	(2)	0.88	(2)	2.29	336
Class I
2020	$11.64	$0.21	$0.66	$0.87	$(0.26)	$(0.11)	$(0.37)	$12.14	7.59%	$4,698	0.88%		0.88%		0.98%		1.76%	357%
2019	10.86	0.29	0.79	1.08	(0.30)	—	(0.30)	11.64	10.11	5,085	0.88		0.88		0.98		2.57	387
2018	11.31	0.26	(0.45)	(0.19)	(0.26)	—	(0.26)	10.86	(1.66)	6,255	0.89		0.89		1.02		2.29	384
2017	11.70	0.22	(0.14)	0.08	(0.24)	(0.23)	(0.47)	11.31	0.80	5,975	0.89		0.89		1.05		1.97	386
2016	11.46	0.24	0.36	0.60	(0.24)	(0.12)	(0.36)	11.70	5.41	9,313	0.91	(2)	0.91	(2)	1.13	(2)	2.07	336
Class Y
2020	$11.66	$0.26	$0.65	$0.91	$(0.30)	$(0.11)	$(0.41)	$12.16	7.98%	$455,054	0.41%		0.41%		0.48%		2.22%	357%
2019	10.87	0.34	0.80	1.14	(0.35)	—	(0.35)	11.66	10.71	439,460	0.41		0.41		0.48		3.03	387
2018	11.32	0.31	(0.44)	(0.13)	(0.32)	—	(0.32)	10.87	(1.20)	392,931	0.42		0.42		0.52		2.80	384
2017	11.71	0.28	(0.15)	0.13	(0.29)	(0.23)	(0.52)	11.32	1.27	225,440	0.42		0.42		0.55		2.46	386
2016	11.47	0.29	0.37	0.66	(0.30)	(0.12)	(0.42)	11.71	5.90	70,916	0.44	(2)	0.44	(2)	0.63	(2)	2.55	336
High Yield Bond Fund
Class F
2020	$6.91	$0.36	$(0.39)	$(0.03)	$(0.38)	$(0.04)	$(0.42)	$6.46	(0.33)%	$1,257,617	0.89%		0.89%		0.98%		5.54%	88%
2019	7.13	0.39	(0.11)	0.28	(0.39)	(0.11)	(0.50)	6.91	4.24	1,444,565	0.89		0.89		0.98		5.68	69
2018	7.33	0.38	(0.11)	0.27	(0.38)	(0.09)	(0.47)	7.13	3.88	1,484,436	0.89		0.89		0.98		5.38	58
2017	7.18	0.42	0.26	0.68	(0.41)	(0.12)	(0.53)	7.33	9.75	1,469,480	0.90	(3)	0.90	(3)	1.01	(3)	5.83	62
2016	7.01	0.42	0.26	0.68	(0.42)	(0.09)	(0.51)	7.18	10.44	1,737,907	0.91	(2)	0.91	(2)	1.10	(2)	6.16	56
Class I
2020	$6.65	$0.33	$(0.37)	$(0.04)	$(0.35)	$(0.04)	$(0.39)	$6.22	(0.46)%	$409	1.11%		1.11%		1.23%		4.99%	88%
2019	6.88	0.36	(0.12)	0.24	(0.36)	(0.11)	(0.47)	6.65	3.79	11,926	1.12		1.12		1.23		5.51	69
2018	7.08	0.35	(0.11)	0.24	(0.35)	(0.09)	(0.44)	6.88	3.61	545	1.10		1.10		1.22		5.08	58
2017	6.93	0.39	0.26	0.65	(0.38)	(0.12)	(0.50)	7.08	9.65	1,147	1.12	(3)	1.12	(3)	1.25	(3)	5.58	62
2016	6.78	0.40	0.23	0.63	(0.39)	(0.09)	(0.48)	6.93	9.95	1,078	1.14	(2)	1.14	(2)	1.36	(2)	6.01	56
Class Y
2020	$6.91	$0.38	$(0.39)	$(0.01)	$(0.40)	$(0.04)	$(0.44)	$6.46	(0.07)%	$174,334	0.64%		0.64%		0.73%		5.78%	88%
2019	7.13	0.41	(0.11)	0.30	(0.41)	(0.11)	(0.52)	6.91	4.51	185,383	0.64		0.64		0.73		5.92	69
2018	7.32	0.40	(0.11)	0.29	(0.39)	(0.09)	(0.48)	7.13	4.27	177,644	0.64		0.64		0.73		5.62	58
2017	7.18	0.44	0.25	0.69	(0.43)	(0.12)	(0.55)	7.32	9.87	187,087	0.65	(3)	0.65	(3)	0.76	(3)	6.08	62
2016	7.01	0.44	0.26	0.70	(0.44)	(0.09)	(0.53)	7.18	10.72	199,015	0.66	(2)	0.66	(2)	0.85	(2)	6.42	56

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	The expense ratio includes proxy expenses outside of the cap.

(3)	The expense ratio includes litigation expenses outside the cap.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

354	SEI Institutional Managed Trust / Annual Report / September 30, 2020

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Conservative Income Fund
Class F
2020	$10.00	$0.09	$0.01	$0.10	$(0.10)	$—	$(0.10)	$10.00	0.96%	$319,030	0.30%		0.30%		0.59%		0.90%	–%
2019	10.00	0.23	—	0.23	(0.23)	—	(0.23)	10.00	2.32	229,166	0.30		0.30		0.59		2.29	–
2018	10.00	0.16	—	0.16	(0.16)	—	(0.16)	10.00	1.60	209,822	0.30		0.30		0.59		1.60	–
2017	10.00	0.08	—	0.08	(0.08)	—	(0.08)	10.00	0.83	190,440	0.30		0.30		0.58		0.84	–
2016(2)	10.00	0.02	—	0.02	(0.02)	—	(0.02)	10.00	0.16	75,011	0.30	(3)	0.30	(3)	0.61	(3)	0.37	–
Class Y
2020	$10.00	$0.11	$—	$0.11	$(0.11)	$—	$(0.11)	$10.00	1.06%	$22,256	0.20%		0.20%		0.34%		1.05%	–%
2019	10.00	0.24	—	0.24	(0.24)	—	(0.24)	10.00	2.42	23,125	0.20		0.20		0.34		2.38	–
2018	10.00	0.17	—	0.17	(0.17)	—	(0.17)	10.00	1.70	27,498	0.20		0.20		0.34		1.71	–
2017	10.00	0.10	(0.01)	0.09	(0.09)	—	(0.09)	10.00	0.94	19,984	0.20		0.20		0.33		0.96	–
2016(2)	10.00	0.02	—	0.02	(0.02)	—	(0.02)	10.00	0.20	16,796	0.20	(3)	0.20	(3)	0.36	(3)	0.47	–
Tax-Free Conservative Income Fund
Class F
2020	$10.00	$0.06	$—	$0.06	$(0.06)	$—	$(0.06)	$10.00	0.64%	$212,828	0.30%		0.30%		0.59%		0.62%	–%
2019	10.00	0.14	—	0.14	(0.14)	—	(0.14)	10.00	1.37	162,368	0.30		0.30		0.59		1.36	–
2018	10.00	0.10	—	0.10	(0.10)	—	(0.10)	10.00	0.99	162,338	0.30		0.30		0.59		0.99	–
2017	10.00	0.05	—	0.05	(0.05)	—	(0.05)	10.00	0.51	163,219	0.30		0.30		0.59		0.51	–
2016(2)	10.00	0.01	—	0.01	(0.01)	—	(0.01)	10.00	0.12	30,946	0.30	(3)	0.30	(3)	0.60	(3)	0.27	–
Class Y
2020	$10.00	$0.09	$(0.02)	$0.07	$(0.07)	$—	$(0.07)	$10.00	0.73%	$5,770	0.20%		0.20%		0.34%		0.87%	–%
2019	10.00	0.15	—	0.15	(0.15)	—	(0.15)	10.00	1.47	16,727	0.20		0.20		0.34		1.45	–
2018	10.00	0.11	—	0.11	(0.11)	—	(0.11)	10.00	1.09	11,126	0.20		0.20		0.34		1.13	–
2017	10.00	0.06	—	0.06	(0.06)	—	(0.06)	10.00	0.60	3,782	0.20		0.20		0.34		0.63	–
2016(2)	10.00	0.02	—	0.02	(0.02)	—	(0.02)	10.00	0.16	13,922	0.20	(3)	0.20	(3)	0.35	(3)	0.37	–

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	Commenced operations on April 22, 2016. All ratios for the period have been annualized.

(3)	The expense ratio includes proxy expenses outside of the cap.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	355

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Real Return Fund
Class F
2020	$9.96	$0.07	$0.42	$0.49	$(0.05)		$—	$(0.05)	$10.40	4.98%	$238,849	0.45%		0.45%		0.70%		0.72%	41%
2019	9.91	0.16	0.15	0.31	(0.26)		—	(0.26)	9.96	3.14	227,413	0.45		0.45		0.70		1.59	34
2018	10.03	0.25	(0.23)	0.02	(0.14)		—	(0.14)	9.91	0.24	238,889	0.45		0.45		0.71		2.51	35
2017	10.14	0.11	(0.11)	—	(0.11	)(2)	—	(0.11)	10.03	0.03	252,333	0.45		0.45		0.73		1.07	49
2016	9.91	—	0.23	0.23	—		—	—	10.14	2.32	291,380	0.47	(3)	0.47	(3)	0.82	(3)	(0.02)	38
Class Y
2020	$10.00	$0.08	$0.42	$0.50	$(0.06)		$—	$(0.06)	$10.44	5.01%	$21,395	0.35%		0.35%		0.45%		0.84%	41%
2019	9.94	0.18	0.14	0.32	(0.26)		—	(0.26)	10.00	3.31	24,322	0.35		0.35		0.46		1.80	34
2018	10.06	0.26	(0.23)	0.03	(0.15)		—	(0.15)	9.94	0.29	16,691	0.35		0.35		0.46		2.60	35
2017	10.17	0.12	(0.11)	0.01	(0.12	)(2)	—	(0.12)	10.06	0.11	18,205	0.35		0.35		0.48		1.15	49
2016	9.92	0.01	0.24	0.25	—		—	—	10.17	2.52	28,835	0.37	(3)	0.37	(3)	0.57	(3)	0.07	38
Dynamic Asset Allocation Fund
Class F
2020	$13.23	$0.14	$1.84	$1.98	$(0.23)		$—	$(0.23)	$14.98	15.07%	$723,775	0.75%		0.75%		1.18%		1.06%	16%
2019	13.22	0.17	0.07	0.24	(0.23)		—	(0.23)	13.23	2.14	725,857	0.75		0.75		1.18		1.31	5
2018	12.10	0.17	1.15	1.32	(0.18)		(0.02)	(0.20)	13.22	10.95	800,036	0.75		0.75		1.19		1.30	11
2017	10.18	0.15	1.87	2.02	(0.10)		—	(0.10)	12.10	19.95	696,463	0.75		0.75		1.18		1.30	3
2016	9.09	0.14	0.99	1.13	(0.04)		—	(0.04)	10.18	12.39	488,778	0.77	(3)	0.77	(3)	1.21	(3)	1.42	7
Class Y
2020	$13.26	$0.08	$1.93	$2.01	$(0.26)		$—	$(0.26)	$15.01	15.31%	$41,757	0.50%		0.50%		0.93%		0.59%	16%
2019	13.25	0.19	0.08	0.27	(0.26)		—	(0.26)	13.26	2.43	70,477	0.50		0.50		0.93		1.51	5
2018	12.12	0.19	1.17	1.36	(0.21)		(0.02)	(0.23)	13.25	11.26	78,280	0.50		0.50		0.93		1.51	11
2017	10.20	0.17	1.87	2.04	(0.12)		—	(0.12)	12.12	20.17	73,159	0.50		0.50		0.93		1.55	3
2016	9.09	0.16	0.99	1.15	(0.04)		—	(0.04)	10.20	12.67	48,523	0.52	(3)	0.52	(3)	0.96	(3)	1.66	7

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	Includes return of capital of $0.01.

(3)	The expense ratio includes proxy expenses outside of the cap.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

356	SEI Institutional Managed Trust / Annual Report / September 30, 2020

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Multi-Strategy Alternative Fund
Class F
2020	$9.61	$0.08	$0.39	$0.47	$(0.10)	$—	$(0.10)	$9.98	4.90%	$463,468	1.72	%(2)	1.72	%(2)	2.54	%(2)	0.84%	527%
2019	10.10	0.14	(0.18)	(0.04)	(0.16)	(0.29)	(0.45)	9.61	(0.18)	472,129	1.44	(3)	1.44	(3)	2.38	(3)	1.24	315
2018	10.11	0.07	0.14	0.21	(0.02)	(0.20)	(0.22)	10.10	2.11	509,559	1.41	(4)	1.41	(4)	2.41	(4)	0.72	266	(5)
2017	9.67	(0.01)	0.46	0.45	(0.01)	—	(0.01)	10.11	4.62	508,046	1.41	(6)	1.41	(6)	2.44	(6)	(0.12)	215	(5)
2016	9.60	0.09	0.23	0.32	(0.15)	(0.10)	(0.25)	9.67	3.40	573,752	1.12	(7)(8)	1.12	(7)(8)	2.39	(7)(8)	0.95	149
Class Y
2020	$9.61	$0.11	$0.38	$0.49	$(0.12)	$—	$(0.12)	$9.98	5.16%	$8,464	1.47	%(9)	1.47	%(9)	2.29	%(9)	1.12%	527%
2019	10.11	0.13	(0.15)	(0.02)	(0.19)	(0.29)	(0.48)	9.61	(0.01)	9,821	1.20	(10)	1.20	(10)	2.15	(10)	1.11	315
2018	10.12	0.10	0.14	0.24	(0.05)	(0.20)	(0.25)	10.11	2.36	5,951	1.16	(11)	1.16	(11)	2.16	(11)	0.95	266	(5)
2017	9.68	0.03	0.44	0.47	(0.03)	—	(0.03)	10.12	4.79	4,841	1.14	(12)	1.14	(12)	2.16	(12)	0.34	215	(5)
2016	9.60	—	0.36	0.36	(0.18)	(0.10)	(0.28)	9.68	3.77	1,352	0.96	(7)(13)	0.96	(7)(13)	2.18	(7)(13)	–	149
Multi-Asset Accumulation Fund
Class F
2020	$10.63	$(0.02)	$0.18	$0.16	$(0.13)	$(1.11)	$(1.24)	$9.55	1.51%	$2,420,060	1.17%		1.17%		1.30%		(0.23)%	61%
2019	9.81	0.08	1.03	1.11	(0.27)	(0.02)	(0.29)	10.63	11.94	2,659,785	1.17		1.17		1.30		0.80	63
2018	10.01	0.06	0.24	0.30	—	(0.50)	(0.50)	9.81	2.93	2,655,399	1.17		1.17		1.29		0.64	11
2017	10.31	(0.01)	0.39	0.38	(0.07)	(0.61)	(0.68)	10.01	4.33	2,468,847	1.17		1.17		1.31		(0.12)	28
2016	9.53	(0.05)	1.10	1.05	—	(0.27)	(0.27)	10.31	11.36	2,076,240	1.19	(7)	1.19	(7)	1.35	(7)	(0.50)	55
Class Y
2020	$10.70	$(0.03)	$0.21	$0.18	$(0.15)	$(1.11)	$(1.26)	$9.62	1.74%	$190,469	0.92%		0.92%		1.05%		(0.26)%	61%
2019	9.88	0.07	1.06	1.13	(0.29)	(0.02)	(0.31)	10.70	12.16	220,654	0.92		0.92		1.05		0.66	63
2018	10.06	0.05	0.27	0.32	—	(0.50)	(0.50)	9.88	3.13	228,037	0.92		0.92		1.04		0.52	11
2017	10.36	—	0.41	0.41	(0.10)	(0.61)	(0.71)	10.06	4.55	237,569	0.92		0.92		1.06		(0.03)	28
2016	9.55	(0.03)	1.11	1.08	—	(0.27)	(0.27)	10.36	11.66	202,865	0.94	(7)	0.94	(7)	1.10	(7)	(0.33)	55

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 1.27%, 1.27%, and 2.10%

(3)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 1.20%, 1.20%, and 2.14%.

(4)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 1.09%, 1.09%, and 2.09%.

(5)	The portfolio turnover rate in 2017 and 2018 have been changed from 37% to 215% and 373% to 266%, respectively.

(6)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 1.06%, 1.06%, and 2.09%.

(7)	The expense ratio includes proxy expenses outside of the cap.

(8)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.85%, 0.85%, and 2.12%.

(9)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 1.02%, 1.02% and 1.85%.

(10)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.96%, 0.96%, and 1.91%.

(11)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.84%, 0.84% and 1.84%.

(12)

The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.79%, 0.79%, and 1.98%. (13) The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.69%, 0.69%, and 1.91%.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	357

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Multi-Asset Income Fund
Class F
2020	$11.07	$0.40	$(0.20)	$0.20	$(0.39)		$(0.03)	$(0.42)	$10.85	1.86%	$770,599	0.80%		0.80%		1.21%		3.69%	137%
2019	10.61	0.45	0.41	0.86	(0.40)		—	(0.40)	11.07	8.29	816,056	0.80		0.80		1.20		4.15	76
2018	10.88	0.40	(0.24)	0.16	(0.34	)(2)	(0.09)	(0.43)	10.61	1.56	815,020	0.80		0.80		1.21		3.78	119
2017	10.56	0.48	0.24	0.72	(0.40)		—	(0.40)	10.88	6.90	813,767	0.80		0.80		1.21		4.47	77
2016	10.46	0.50	0.23	0.73	(0.53)		(0.10)	(0.63)	10.56	7.38	643,477	0.82	(3)(4)	0.82	(3)(4)	1.23	(3)(4)	4.85	72
Class Y
2020	$11.07	$0.41	$(0.20)	$0.21	$(0.40)		$(0.03)	$(0.43)	$10.85	1.96%	$161,672	0.70%		0.70%		0.96%		3.79%	137%
2019	10.61	0.46	0.41	0.87	(0.41)		—	(0.41)	11.07	8.39	161,776	0.70		0.70		0.95		4.25	76
2018	10.88	0.41	(0.24)	0.17	(0.35	)(2)	(0.09)	(0.44)	10.61	1.66	175,431	0.70		0.70		0.96		3.88	119
2017	10.56	0.49	0.24	0.73	(0.41)		—	(0.41)	10.88	7.00	166,980	0.70		0.70		0.96		4.60	77
2016	10.46	0.52	0.22	0.74	(0.54)		(0.10)	(0.64)	10.56	7.49	97,943	0.72	(3)(5)	0.72	(3)(5)	0.98	(3)	5.08	72
Multi-Asset Inflation Managed Fund
Class F
2020	$8.28	$0.10	$(0.38)	$(0.28)	$(0.12)		$—	$(0.12)	$7.88	(3.41)%	$735,962	1.38	%(6)	1.38	%(6)	1.62	%(6)	1.28%	63%
2019	8.49	0.14	(0.20)	(0.06)	(0.15)		—	(0.15)	8.28	(0.62)	798,451	1.52	(6)	1.52	(6)	1.76	(6)	1.68	30
2018	8.52	0.17	(0.08)	0.09	(0.12)		—	(0.12)	8.49	1.04	860,457	1.52	(6)	1.52	(6)	1.76	(6)	1.97	32
2017	8.80	0.09	(0.27)	(0.18)	(0.10)		—	(0.10)	8.52	(2.07)	821,191	1.33	(6)	1.33	(6)	1.56	(6)	1.01	68
2016	8.75	0.05	0.04	0.09	(0.04)		—	(0.04)	8.80	1.06	990,931	1.23	(3)(6)	1.23	(3)(6)	1.46	(3)(6)	0.59	73
Class Y
2020	$8.29	$0.11	$(0.37)	$(0.26)	$(0.14)		$—	$(0.14)	$7.89	(3.17)%	$45,173	1.13	%(8)	1.13	%(8)	1.37	%(8)	1.35%	63%
2019	8.50	0.13	(0.17)	(0.04)	(0.17)		—	(0.17)	8.29	(0.35)	55,857	1.27	(7)	1.27	(7)	1.51	(7)	1.56	30
2018	8.53	0.16	(0.05)	0.11	(0.14)		—	(0.14)	8.50	1.29	63,546	1.27	(7)	1.27	(7)	1.50	(7)	1.90	32
2017	8.82	0.10	(0.26)	(0.16)	(0.13)		—	(0.13)	8.53	(1.90)	68,506	1.08	(7)	1.08	(7)	1.32	(7)	1.13	68
2016	8.77	0.07	0.04	0.11	(0.06)		—	(0.06)	8.82	1.30	89,261	0.98	(3)	0.98	(3)	1.21	(3)	0.79	73

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	Includes return of capital of $0.02.

(3)	The expense ratio includes proxy expenses outside of the cap.

(4)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.80%, 0.80%, and 1.21%.

(5)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.70%, 0.70%, and 0.96%.

(6)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.90%, 0.90%, and 1.14%.

(7)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.65%, 0.65%, and 0.89%

(8)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.66%, 0.66%, and 0.90%

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

358	SEI Institutional Managed Trust / Annual Report / September 30, 2020

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Multi-Asset Capital Stability Fund
Class F
2020	$10.39	$0.04	$0.22	$0.26	$(0.18)	$(0.19)	$(0.37)	$10.28	2.55%	$732,425	0.62%		0.62%		0.98%		0.37%	124%
2019	10.05	0.15	0.24	0.39	(0.05)	—	(0.05)	10.39	3.94	684,753	0.62		0.62		0.98		1.45	128
2018	10.25	0.09	0.09	0.18	(0.20)	(0.18)	(0.38)	10.05	1.75	682,982	0.62		0.62		0.98		0.88	228
2017	10.14	—	0.18	0.18	(0.02)	(0.05)	(0.07)	10.25	1.78	694,247	0.62		0.62		0.98		0.02	159
2016	10.11	(0.01)	0.16	0.15	—	(0.12)	(0.12)	10.14	1.47	658,185	0.64	(2)	0.64	(2)	1.00	(2)	(0.07)	234
Class Y
2020	$10.41	$0.05	$0.22	$0.27	$(0.19)	$(0.19)	$(0.38)	$10.30	2.64%	$48,307	0.52%		0.52%		0.73%		0.48%	124%
2019	10.07	0.16	0.24	0.40	(0.06)	—	(0.06)	10.41	4.04	47,957	0.52		0.52		0.73		1.55	128
2018	10.27	0.10	0.09	0.19	(0.21)	(0.18)	(0.39)	10.07	1.84	44,681	0.52		0.52		0.73		0.97	228
2017	10.16	0.01	0.17	0.18	(0.02)	(0.05)	(0.07)	10.27	1.88	50,346	0.52		0.52		0.73		0.11	159
2016	10.12	—	0.16	0.16	—	(0.12)	(0.12)	10.16	1.57	51,496	0.54	(2)	0.54	(2)	0.75	(2)	0.02	234

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	The expense ratio includes proxy expenses outside of the cap.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	359

Notes to Financial Statements/Consolidated Notes to Financial Statements

September 30, 2020

1. ORGANIZATION

SEI Institutional Managed Trust (the “Trust”) is organized as a Massachusetts business trust under a Declaration of Trust dated October 20, 1986.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with 27 funds: Large Cap, Large Cap Value, Large Cap Growth, Large Cap Index, Tax-Managed Large Cap, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility, Tax-Managed International Managed Volatility, Real Estate, Core Fixed Income, High Yield Bond, Conservative Income, Tax-Free Conservative Income, Real Return, Dynamic Asset Allocation, Multi-Strategy Alternative, Multi-Asset Accumulation, Multi-Asset Income, Multi-Asset Inflation Managed, and Multi-Asset Capital Stability (each a “Fund,” collectively the “Funds”) each of which are diversified Funds, with the exception of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds.

The Dynamic Commodity Strategy Subsidiary, Ltd., the Accumulation Commodity Strategy Subsidiary, Ltd. and the Inflation Commodity Strategy Subsidiary, Ltd. are wholly-owned subsidiaries of the Dynamic Asset Allocation, Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds, respectively, (each a “Subsidiary”, collectively the “Subsidiaries”). Each Subsidiary is organized under the laws of the Cayman Islands as an exempt limited company. Information regarding the Dynamic Asset Allocation, Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds and their respective subsidiaries have been consolidated in the Consolidated Schedules of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets and Consolidated Statement of Cash Flows of the Multi-Asset Inflation Managed Fund.

The Trust is registered to offer: Class F shares of the Funds and Class Y shares of the Funds except for the Large Cap Index and S&P 500 Index Funds; Class I shares of the Large Cap, Large Cap Value, Large Cap Growth, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Real Estate, Core Fixed Income, High Yield Bond and Real Return Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each Fund’s prospectus provides a description of its investment goal and its principal investment strategies and risks.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (“NASDAQ”) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds’ Fair Value Pricing Policies

360	SEI Institutional Managed Trust / Annual Report / September 30, 2020

and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third party independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a Sub-Adviser (“Sub-Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Fair Value Pricing Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (“Board”) or its designated sub-committee. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of one member of the Board, as well as representatives from SIMC and its affiliates. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been delisted from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk

SEI Institutional Managed Trust / Annual Report / September 30, 2020	361

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2020

that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, with respect to certain securities, the Funds’ administrator performs price comparisons and price movement review (among other processes), to monitor the pricing data supplied by various sources. Any identified discrepancies are researched and subject to the procedures described above.

Certain of the Funds use a use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Global Managed Volatility Fund will value the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing

362	SEI Institutional Managed Trust / Annual Report / September 30, 2020

pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. For certain collateralized debt obligations, corporate obligations, mortgage backed securities, auction rate preferred securities and loan participations where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The valuation techniques used by the Funds to measure fair value during the year ended September 30, 2020, maximized the use of observable inputs and minimized the use of unobservable inputs. For details of the investment classification, reference the Summary Schedules of Investments/Schedules of Investments.

For the year ended September 30, 2020, there have been no significant changes to the Trust’s fair valuation methodologies.

The unobservable inputs used to determine fair value of reoccurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

For Treasury Inflation-Protected Securities, the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to interest in the accompanying Statements of Operations. Such adjustments may have a significant impact on a Fund’s distributions.

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash and cash equivalents on the Statement of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities and Consolidated Statement of Cash Flows. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Reverse Repurchase Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.

Classes — Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/ losses and non class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating

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September 30, 2020

expenses of the Funds are prorated to the Funds on the basis of relative daily net assets.

Commodity-Linked Investments — To the extent consistent with its Investment Objective and Strategies, the Multi-Asset Accumulation Fund, Multi-Asset Inflation Managed and Dynamic Asset Allocation Fund may invest in commodity investments to provide exposure to the investment returns of the commodities markets. Commodity investments include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indices. The Multi-Asset Accumulation, Multi-Asset Inflation Managed and Dynamic Asset Allocation Funds may also invest in equity securities of issuers in commodity-related industries.

The Multi-Asset Accumulation, Multi-Asset Inflation Managed and Dynamic Asset Allocation Funds may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned Subsidiary. A Subsidiary, unlike the Fund, may invest to a significant extent directly in commodities and in equity-linked securities and commodity-linked derivative instruments, including options, futures contracts, swaps, options on futures contracts and commodity-linked structured notes. A Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. A Fund may invest up to 25% of its total assets in its Subsidiary.

In order for a Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from qualifying income. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from certain commodity-linked derivative instruments in which the Fund invests will not be considered qualifying income. To the extent the Multi-Asset Accumulation, Multi-Asset Inflation Managed, and Dynamic Asset Allocation Funds invest in such instruments directly, each Fund will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of investment securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes.

The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open forward foreign currency contracts as of September 30, 2020, if applicable.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. In addition, fixed income funds will utilize futures contracts to help manage duration and yield curve exposure. Initial margin

364	SEI Institutional Managed Trust / Annual Report / September 30, 2020

deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open futures contracts as of September 30, 2020, if applicable.

Inflation-Indexed Bonds — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included in interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Master Limited Partnerships — Investments in units of master limited partnerships (“MLPs”) involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments. The benefit a Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to a Fund of distributions from the MLP, likely causing a reduction in the value of a Fund’s shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on a Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

Options/Swaptions Writing/Purchasing — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options/ swaptions contracts for the purpose of hedging its existing fund securities or to enhance the Fund’s returns. When a Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/ swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.

The risk in writing a call option/swaption is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is that the Funds may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is that the Funds pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

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September 30, 2020

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open option/swaption contracts as of September 30, 2020, if applicable.

Securities Sold Short — To the extent consistent with its Investment Objective and Strategies, a Fund may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, a Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, potentially unlimited in size, will be recognized upon the close of a short sale.

Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding securities sold short as of September 30, 2020, if applicable.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in swap contracts as an efficient means to synthetically obtain exposure to securities or baskets of securities and to manage a Fund’s interest rate duration and yield curve exposure. Swap contracts may also be used to mitigate a Fund’s overall level of risk and/or a Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A Fund may buy credit default swaps in an attempt to manage credit risk where a Fund has credit exposure to an issuer, and a Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at year end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations or Consolidated Statement of Operations. Centrally cleared swaps are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared

366	SEI Institutional Managed Trust / Annual Report / September 30, 2020

swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities or Consolidated Statement of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. See Note 3 for further details. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open swap agreements as of September 30, 2020, if applicable.

Delayed Delivery Transactions — To the extent consistent with its Investment Objective and Strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Participation Notes (P-Notes) — To the extent consistent with its Investment Objective and Strategies, a Fund may acquire P-Notes issued by participating banks or broker-dealers. P-Notes are participation interest notes that are designed to offer a return linked to a particular underlying equity, debt, currency or market. The P-Notes in which the Fund may invest will typically have a maturity of one year. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the- counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. In addition, the Fund will incur transaction costs as a result of investments in P-Notes.

Loan Participations and Brady Bonds — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in Loan Participations. Loan Participations include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. Each Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, a Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, a Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a

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September 30, 2020

Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund. The interest rate indicated in the Fund’s Schedule of Investments is the rate in effect at September 30, 2020. Pursuant to the terms of certain loan agreements, the Funds may hold unfunded commitments in loan participations which are disclosed on the Statement of Assets and Liabilities. Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. The Funds disclosed consent fees and amendment income in the Statement of Operations as “Interest income”.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on its Class and its collateral securities. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Restricted Securities — At September 30, 2020, the following Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Funds have generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with the procedures approved by the Board.

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The acquisition dates of these investments, the enforceable right to acquire these securities, along with their cost and values at September 30, 2020, were as follows:

	Number of Shares/ Face Amount ($ Thousands)	Acquisition Date	Right to Acquire Date	Cost ($ Thousands)	Market Value ($ Thousands)	% of Net Assets

Small Cap Growth Fund
Value Creation	$145,600	8/10/06	8/10/06	$1,491	$57	0.02%

High Yield Bond Fund
Aventine (Escrow Security)	$2,750	11/30/10	11/30/10	$—	$—	0.00%
CUI Acquisition	3	8/27/14	8/27/14	270	—	0.00%
Neiman Marcus	620	9/25/20	9/25/20	—	50	0.00%

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders quarterly for the Large Cap, Large Cap Value, Large Cap Growth, Large Cap Index, Tax-Managed Large Cap, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Managed Volatility, Tax-Managed Managed Volatility, Real Estate and Real Return Funds; are declared and paid annually for the Global Managed Volatility, Tax-Managed International Managed Volatility, Multi-Strategy Alternative, Multi-Asset Accumulation, Multi-Asset Inflation Managed, Multi-Asset Capital Stability and Dynamic Asset Allocation; are declared daily and paid monthly for the Core Fixed Income, High Yield Bond, Conservative Income, Tax-Free Conservative Income and Multi-Asset Income. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. Dividends and distributions are recorded on the ex-dividend date.

Investments in Real Estate Investment Trust — With respect to the Real Estate Fund, dividend income is recorded based on the income included in distributions received from the Real Estate Investment Trust (“REIT”) investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Investment in Subsidiary — Each of the Multi-Asset Accumulation, Multi-Asset Inflation Managed and Dynamic Asset Allocation Funds may invest in its own Subsidiary. By investing in a Subsidiary, each Fund is indirectly exposed to the risks associated with such Subsidiary’s investments. The commodity-related instruments held by a Subsidiary are generally similar to those that are permitted to be held by the applicable

Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. A Subsidiary, however, is not registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. Thus, the Multi-Asset Accumulation, Multi-Asset Inflation Managed and Dynamic Asset Allocation Funds, as investors in their respective Subsidiary, will not have all of the protections offered to investors in registered investment companies.

However, each Fund wholly owns and controls its respective Subsidiary, and the Funds and the Subsidiaries are all managed by SIMC, making it unlikely that a Subsidiary will take action contrary to the interests of the applicable Fund or its shareholders. While a Subsidiary has its own Board of Directors (“Directors”) that is responsible for overseeing the operations of such Subsidiary, the respective Fund’s Directors have oversight responsibility for the investment activities of the Fund, including its investment in the respective Subsidiary, and the Fund’s role as the sole shareholder of such Subsidiary. It is not currently expected that shares of any Subsidiary will be sold or offered to investors other than the respective Fund.

Changes in the laws of the United States and/or the Cayman Islands or governmental interpretation of such laws, under which the Funds and the Subsidiaries, respectively, are organized, could result in the inability of a Fund and/or its respective Subsidiary to operate as intended and could negatively affect the Funds and their shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment return.

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September 30, 2020

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Certain Funds are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Funds and the counterparty.

As of September 30, 2020, the Multi-Strategy Alternative Fund, Multi-Asset Income Fund and the Multi-Asset Inflation Managed Fund are the buyers (“receiving protection”) on a total notional amount of $18.7 million, $3.0 million and $174.8 million, respectively. As of September 30, 2020, the High Yield Bond Fund, Core Fixed Income Fund, Multi-Strategy Alternative Fund, Multi-Asset Income Fund, Multi-Asset Inflation Managed Fund and Multi-Asset Capital Stability Fund are the sellers (“providing protection”) on a total notional amount of $1.0 million, $148.1 million, $.7 million, $83.4 million, $17.1 million, and $23.9 million, respectively. The notional amounts of the swaps are not recorded in the financial statements. The notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund was the seller of protection and a credit event was to occur.

Those credit default swaps (“CDS”) for which the Fund is providing protection at the balance sheet date are summarized as follows:

HIGH YIELD BOND FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVEREIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$-	$-	$-	$44,894	$44,894
Maximum potential amount of future payments	-	-	-	1,000,000	1,000,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-

370	SEI Institutional Managed Trust / Annual Report / September 30, 2020

CORE FIXED INCOME FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVEREIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$-	$-	$-	$1,910,657	$1,910,657
Maximum potential amount of future payments	-	-	-	148,058,400	148,058,400
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-

MULTI-STRATEGY ALTERNATIVE FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVEREIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$-	$(55,831)	$-	$-	$(55,831)
Maximum potential amount of future payments	-	654,000	-	-	654,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection) [1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-

MULTI-ASSET INCOME FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVEREIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$(50,099)	$176,091	$-	$1,221,833	$1,347,825
Maximum potential amount of future payments	1,750,000	19,730,000	-	61,897,500	83,377,500
Recourse provisions with third parties to recover any amounts paid under the credit derivative
(including any purchased credit protection) [1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-

MULTI-ASSET INFLATION MANAGED FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVEREIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$-	$-	$-	$(5,437,863)	$(5,437,863)
Maximum potential amount of future payments	-	-	-	17,088,000	17,088,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative
(including any purchased credit protection) [1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-

MULTI-ASSET CAPITAL STABILITY FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVEREIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$-	$-	$-	$439,376	$439,376
Maximum potential amount of future payments	-	-	-	24,070,428	24,070,428
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection) [1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-

1	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	371

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2020

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
HIGH YIELD BOND FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$-	$-	$-	$-	$-	$-
101-200	-	-	-	-	-	-
201-300	-	-	-	-	-	-
301-400	-	-	1,000,000	-	-	1,000,000
> than 400	-	-	-	-	-	-
Total	$-	$-	$1,000,000	$-	$-	$1,000,000

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
CORE FIXED INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$-	$-	$122,520,000	$-	$-	$122,520,000
101-200	-	-	-	-	-	-
201-300	-	-	-	-	-	-
301-400	-	-	5,308,400	-	-	5,308,400
> than 400	-	-	20,230,000	-	-	20,230,000
Total	$-	$-	$148,058,400	$-	$-	$148,058,400

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
MULTI-STRATEGY ALTERNATIVE FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$-	$-	$-	$-	$-	$-
101-200	-	-	-	-	-	-
201-300	-	-	-	-	-	-
301-400	-	-	-	-	-	-
> than 400	-	-	654,000	-	-	654,000
Total	$-	$-	$654,000	$-	$-	$654,000

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
MULTI-ASSET INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$-	$-	$56,050,000	$-	$-	$56,050,000
101-200	-	-	4,795,000	-	-	4,795,000
201-300	-	-	-	-	-	-
301-400	-	-	-	-	-	-
> than 400	-	-	22,532,500	-	-	22,532,500
Total	$-	$-	$83,377,500	$-	$-	$83,377,500

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
MULTI-ASSET INFLATION MANAGED FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$-	$-	$-	$-	$-	$-
101-200	-	-	-	-	-	-
201-300	-	-	-	-	-	-
301-400	-	-	-	-	-	-
> than 400	-	-	-	-	17,088,000	17,088,000
Total	$-	$-	$-	$-	$17,088,000	$17,088,000

372	SEI Institutional Managed Trust / Annual Report / September 30, 2020

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
MULTI-ASSET CAPITAL STABILITY FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$-	$-	$16,464,000	$-	$-	$16,464,000
101-200	-	-	-	-	-	-
201-300	-	-	-	-	-	-
301-400	-	-	7,606,428	-	-	7,606,428
> than 400	-	-	-	-	-	-
Total	$-	$-	$24,070,428	$-	$-	$24,070,428

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

4. DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the year. For Funds that held derivatives throughout the year with only one type of risk exposure, additional information can be found on the Summary Schedule of Investments, Schedule of Investments or Consolidated Schedule of Investments and the Statement of Operations or Consolidated Statement of Operations.

The fair value of derivative instruments as of September 30, 2020 was as follows ($ Thousands):

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities/Consolidated		Statement of Assets and Liabilities/Consolidated
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:
Global Managed Volatility Fund
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$65*	Net Assets — Unrealized depreciation on futures contracts	$73*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	2,269	Unrealized loss on forward foreign currency contracts	50

Total Derivatives not accounted for as hedging instruments		$2,334		$123

Core Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$1,953*	Net Assets — Unrealized depreciation on futures contracts	$3,775*
	Net Assets — Unrealized appreciation on swap contracts	1,805†	Net Assets — Unrealized depreciation on swap contracts	15†
	Options purchased, at value	115	Options written, at value	139
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	1,489	Unrealized loss on forward foreign currency contracts	2,953
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	1,398†	Net Assets — Unrealized depreciation on swap contracts	86†

Total Derivatives not accounted for as hedging instruments		$6,760		$6,968

SEI Institutional Managed Trust / Annual Report / September 30, 2020	373

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2020

	Asset Derivatives		Liability Derivatives

	Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:

Dynamic Asset Allocation Fund

Interest rate contracts	Swaptions purchased, at value	$7,937	Swaptions written, at value	$—

Equity contracts	Net Assets — Unrealized appreciation on futures contracts	351*	Net Assets — Unrealized depreciation on futures contracts	—*

Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	14	Unrealized loss on forward foreign currency contracts	26

Commodity contracts	Net Assets — Unrealized appreciation on swap contracts	1,342†	Net Assets — Unrealized depreciation on swap contracts	1,454†

Total Derivatives not accounted for as hedging instruments		$9,644		$1,480

Multi-Strategy Alternative Fund

Interest rate contracts	Net Assets — Unrealized appreciation on swap contracts	$13*	Net Assets — Unrealized depreciation on swap contracts	$47*

	Swaptions purchased, at value	—	Swaptions written, at value	13

Equity contracts	Options purchased, at value	810	Options written, at value	210

	Net Assets — Unrealized appreciation on futures contracts	—*	Net Assets — Unrealized depreciation on futures contracts	14*

	Net Assets — Unrealized appreciation on swap contracts	296†	Net Assets — Unrealized depreciation on swap contracts	281†

Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	654	Unrealized loss on forward foreign currency contracts	637

Credit contracts	Net Assets — Unrealized appreciation on swap contracts	481†	Net Assets — Unrealized depreciation on swap contracts	283†

Total Derivatives not accounted for as hedging instruments		$2,254		$1,485

Multi-Asset Accumulation Fund

Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$8,851*	Net Assets — Unrealized depreciation on futures contracts	$2,171*

	Net Assets — Unrealized appreciation on swap contracts	842†	Net Assets — Unrealized depreciation on swap contracts	—†

Equity contracts	Net Assets — Unrealized appreciation on futures contracts	3,222*	Net Assets — Unrealized depreciation on futures contracts	1,669*

	Net Assets — Unrealized appreciation on swap contracts	2,852†	Net Assets — Unrealized depreciation on swap contracts	967†

Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	5,439	Unrealized loss on forward foreign currency contracts	5,153

Commodity contracts	Net Assets — Unrealized appreciation on futures contracts	13,982 *	Net Assets — Unrealized depreciation on futures contracts	7,046 *

Total Derivatives not accounted for as hedging instruments		$35,188		$17,006

374	SEI Institutional Managed Trust / Annual Report / September 30, 2020

	Asset Derivatives		Liability Derivatives

	Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:

Multi-Asset Income Fund

Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$434*	Net Assets — Unrealized depreciation on futures contracts	$580*

	Net Assets — Unrealized appreciation on swap contracts	1,938†	Net Assets — Unrealized depreciation on swap contracts	159†

Equity contracts	Options purchased, at value	272	Options written, at value	2,004

	Net Assets — Unrealized appreciation on futures contracts	51*	Net Assets — Unrealized depreciation on futures contracts	—*

Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	886	Unrealized loss on forward foreign currency contracts	844

	Options purchased, at value	54	Options written, at value	85

Credit contracts	Net Assets — Unrealized appreciation on swap contracts	618†	Net Assets — Unrealized depreciation on swap contracts	383†

Total Derivatives not accounted for as hedging instruments		$4,253		$4,055

Multi-Asset Inflation Managed Fund

Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$99*	Net Assets — Unrealized depreciation on futures contracts	$86*

	Net Assets — Unrealized appreciation on swap contracts	209†	Net Assets — Unrealized depreciation on swap contracts	5,478†

	Swaptions purchased, at value	285	Swaptions written, at value	951

Equity contracts	Net Assets — Unrealized appreciation on futures contracts	114*	Net Assets — Unrealized depreciation on futures contracts	—*

Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	713	Unrealized loss on forward foreign currency contracts	323

Commodity contracts	Net Assets — Unrealized appreciation on futures contracts	5,047*	Net Assets — Unrealized depreciation on future contracts	1,645*

	Options purchased, at value	1,868	Options written, at value	442

	Net Assets — Unrealized appreciation on swap contracts	76†	Net Assets — Unrealized depreciation on swap contracts	335†

Credit contracts	Net Assets — Unrealized appreciation on swaps contracts	1,262†	Net Assets — Unrealized depreciation on swaps contracts	4,727†

Total Derivatives not accounted for as hedging instruments		$9,673		$13,987

Multi-Asset Capital Stability Fund

Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$145*	Net Assets — Unrealized depreciation on futures contracts	$48*

	Net Assets — Unrealized appreciation on swap contracts	794†	Net Assets — Unrealized depreciation on swap contracts	—†

Equity contracts	Options purchased, at value	1,543	Options written, at value	1,077

	Net Assets — Unrealized appreciation on futures contracts	559*	Net Assets — Unrealized depreciation on futures contracts	1,135*

	Net Assets — Unrealized appreciation on swap contracts	—†	Net Assets — Unrealized depreciation on swap contracts	1†

Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	764	Unrealized loss on forward foreign currency contracts	624

Credit contracts	Net Assets — Unrealized appreciation on swap contracts	310†	Net Assets — Unrealized depreciation on swap contracts	54†

Total Derivatives not accounted for as hedging instruments		$4,115		$2,939

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities or Consolidated Statements of Assets & Liabilities.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	375

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2020

†	Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets & Liabilities or Consolidated Statements of Assets & Liabilities for swap contracts that have paid premiums.

The effect of derivative instruments on the Statements of Operations/Consolidated Statements of Operations for the year ended September 30, 2020:

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Options	Swaptions	Futures	Forward Foreign Currency Contracts	Swaps	Total
Global Managed Volatility Fund
Equity contracts	$—	$—	$(535)	$—	$—	$(535)
Foreign exchange contracts	—	—	—	(6,127)	—	(6,127)
Total	$—	$—	$(535)	$(6,127)	$—	$(6,662)
Core Fixed Income Fund
Interest rate contracts	$187	$430	$61,340	$—	$(36,676)	$25,281
Equity contracts	—	—	—	—	—	—
Foreign exchange contracts	(194)	—	—	(4,311)	—	(4,505)
Credit contracts	—	—	—	—	890	890
Total	$(7)	$430	$61,340	$(4,311)	$(35,786)	$21,666
Dynamic Asset Allocation Fund
Interest rate contracts	$(1,677)	$—	$—	$—	$—	$(1,677)
Equity contracts	—	—	1,254	—	—	1,254
Commodity contracts	—	—	—	—	12,866	12,866
Foreign exchange contracts	—	—	—	2,610	—	2,610
Total	$(1,677)	$—	$1,254	$2,610	$12,866	$15,053
Multi-Strategy Alternative Fund
Credit contracts	$(19)	$—	$—	$—	$272	$253
Equity contracts	307	—	(114)	—	(148)	45
Interest rate contracts	—	26	(2)	—	(50)	(26)
Foreign exchange contracts	—	—	—	639	—	639
Total	$288	$26	$(116)	$639	$74	$911
Multi-Asset Accumulation Fund
Equity contracts	$—	$—	$(17,695)	$—	$0	$(17,695)
Interest rate contracts	—	—	89,609	—	25,670	115,279
Foreign exchange contracts	—	—	—	(20,359)	—	(20,359)
Commodity contracts	—	—	(63,329)	—	(1,917)	(65,246)
Total	$—	$—	$8,585	$(20,359)	$23,753	$11,979
Multi-Asset Income Fund
Equity contracts	$(24,483)	$—	$9,030	$—	$—	$(15,453)
Credit contracts	—	—	—	—	(4,617)	(4,617)
Interest rate contracts	(120)	(123)	11,102	—	(6,461)	4,398
Foreign exchange contracts	(265)	—	—	(2,387)	—	(2,652)
Total	$(24,868)	$(123)	$20,132	$(2,387)	$(11,078)	$(18,324)
Multi-Asset Inflation Managed Fund
Credit contracts	$—	$—	$—	$—	$1,203	$1,203
Equity contracts	—	—	(3,419)	—	(328)	(3,747)
Interest rate contracts	—	(94)	(6,514)	—	85	(6,523)
Foreign exchange contracts	—	—	—	1,039	—	1,039
Commodity contracts	(443)	—	(7,617)	—	(4,262)	(12,322)
Total	$(443)	$(94)	$(17,550)	$1,039	$(3,302)	$(20,350)

376	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Derivatives Not Accounted for as Hedging Instruments	Options	Swaptions	Futures	Forward Foreign Currency Contracts	Swaps	Total
Multi-Asset Capital Stability Fund
Credit contracts	$—	$—	$—	$—	$(1,244)	$(1,244)
Equity contracts	(51)	—	(4,765)	—	—	(4,816)
Interest rate contracts	(254)	—	6,517	—	1,395	7,658
Foreign exchange contracts	140	—	—	235	—	375
Total	$(165)	$—	$1,752	$235	$151	$1,973

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Options	Swaptions	Futures	Forward Foreign Currency Contracts	Swaps	Total
Global Managed Volatility Fund
Equity contracts	$—	$—	$42	$—	$—	$42
Foreign exchange contracts	—	—	—	80	—	80
Total	$—	$—	$42	$80	$—	$122
Core Fixed Income Fund
Credit contracts	$—	$—	$—	$—	$1,184	$1,184
Interest rate contracts	(253)	—	(4,316)	—	13,664	9,095
Foreign exchange contracts	—	—	—	(1,030)	—	(1,030)
Total	$(253)	$—	$(4,316)	$(1,030)	$14,848	$9,249
Dynamic Asset Allocation Fund
Equity contracts	$—	$—	$423	$—	$—	$423
Interest rate contracts	—	2,256	—	—	—	2,256
Foreign exchange contracts	—	—	—	(4,758)	—	(4,758)
Commodity contracts	—	—	—	—	(112)	(112)
Total	$—	$2,256	$423	$(4,758)	$(112)	$(2,191)
Multi-Strategy Alternative Fund
Credit contracts	$—	$—	$—	$—	$187	$187
Equity contracts	233	—	(23)	—	7	217
Interest rate contracts	—	14	10	—	76	100
Foreign exchange contracts	—	—	—	(42)	—	(42)
Total	$233	$14	$(13)	$(42)	$270	$462
Multi-Asset Accumulation Fund
Equity contracts	$—	$—	$7,569	$—	$520	$8,089
Interest rate contracts	—	—	27,457	—	(2,005)	25,452
Foreign exchange contracts	—	—	—	(7,828)	—	(7,828)
Commodity contracts	—	—	6,032	—	—	6,032
Total	$—	$—	$41,058	$(7,828)	$(1,485)	$31,745
Multi-Asset Income Fund
Credit contracts	$—	$—	$—	$—	$(97)	$(97)
Equity contracts	378	—	408	—	—	786
Interest rate contracts	(12)	—	636	—	4,646	5,270
Foreign exchange contracts	(427)	—	—	(615)	—	(1,042)
Total	$(61)	$—	$1,044	$(615)	$4,549	$4,917

SEI Institutional Managed Trust / Annual Report / September 30, 2020	377

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2020

Derivatives Not Accounted for as Hedging Instruments	Options	Swaptions	Futures	Forward Foreign Currency Contracts	Swaps	Total
Multi-Asset Inflation Managed Fund
Credit contracts	$—	$—	$—	$—	$(3,406)	$(3,406)
Equity contracts	—	—	(147)	—	—	(147)
Interest rate contracts	—	306	(420)	—	(3,066)	(3,180)
Foreign exchange contracts	—	—	—	463	—	463
Commodity contracts	381	—	1,356	—	736	2,473
Total	$381	$306	$789	$463	$(5,736)	$(3,797)
Multi-Asset Capital Stability Fund
Credit contracts	$—	$—	$—	$—	$374	$374
Equity contracts	—	—	(179)	—	—	(179)
Interest rate contracts	(81)	90	1,066	—	(379)	696
Foreign exchange contracts	—	—	—	(450)	—	(450)
Total	$(81)	$90	$887	$(450)	$(5)	$441

The following table discloses the volume of the Fund’s futures contracts, option contracts, forward foreign currency contracts, swap contracts and swaption contracts activity during the year ended September 30, 2020 ($ Thousands):

	Large Cap Fund	Large Cap Value Fund	Large Cap Growth Fund	Large Cap Index Fund	Tax-Managed Large Cap Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$11,395	$13,011	$10,989	$18,437	$3,440
Ending Notional Balance Long	9,484	7,937	12,656	16,275	6,908

	S&P 500 Index Fund	Small Cap Value Fund	Mid-Cap Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$20,571	$1,569	$45
Ending Notional Balance Long	15,858	4,069	181

	U.S. Managed Volatility Fund	Global Managed Volatility Fund	Tax-Managed Managed Volatility Fund	Tax-Managed International Managed Volatility Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$23,499	$13,486	$6,523	$5,468
Ending Notional Balance Long	17,615	12,840	5,978	2,077

	Core Fixed Income Fund	High Yield Bond Fund	Dynamic Asset Allocation Fund	Multi-Strategy Alternative Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$–	$–	$57,071	$–
Average Notional Balance Short	–	–	25,429	1,334
Ending Notional Balance Long	–	–	32,833	–
Ending Notional Balance Short	–	–	–	1,662
Interest Contracts
Average Notional Balance Long	1,045,988	–	–	–
Average Notional Balance Short	578,600	–	–	–
Ending Notional Balance Long	347,528	–	–	–
Ending Notional Balance Short	596,546	–	–	–
Forward Foreign Currency Contracts:
Average Notional Balance Long	187,594	–	136,238	57,858
Average Notional Balance Short	189,108	–	137,351	57,532
Ending Notional Balance Long	173,401	–	62,533	70,316

378	SEI Institutional Managed Trust / Annual Report / September 30, 2020

	Core Fixed Income Fund	High Yield Bond Fund	Dynamic Asset Allocation Fund	Multi-Strategy Alternative Fund
Forward Foreign Currency Contracts: (continued)
Ending Notional Balance Short	174,865	–	62,546	70,289
Swaps:
Total Return Basket Swaps
Average Notional Balance Long	–	–	–	10,868
Average Notional Balance Short	–	–	–	7,758
Ending Notional Balance Long	–	–	–	6,113
Ending Notional Balance Short	–	–	–	12,395
Total Return Contracts
Average Notional Balance Long	–	–	50,064	4,472
Ending Notional Balance Long	–	–	190	3,871
Ending Notional Balance Short	–	–	85,761	–
Credit Contracts
Average Notional Balance Long	–	–	–	16,783
Average Notional Balance Short	113,938	2,977	–	812
Ending Notional Balance Long	–	–	–	18,818
Ending Notional Balance Short	148,058	1,000	–	654
Interest Contracts
Average Notional Balance	386,084	–	–	5,999
Ending Notional Balance	131,040	–	–	10,624
Swaptions:
Interest
Average Notional Balance Long†	–	–	3,254	–
Average Notional Balance Short†	–	–	–	9
Ending Notional Balance Long†	–	–	5,945	–
Ending Notional Balance Short†	–	–	–	10
Options:
Equity
Average Notional Balance Long†	–	–	125	1,381
Average Notional Balance Short†	–	–	–	930
Ending Notional Balance Long†	–	–	–	841
Ending Notional Balance Short†	–	–	–	361
Interest
Average Notional Balance Long†	525	–	–	–
Average Notional Balance Short†	1,144	–	–	–
Ending Notional Balance Long†	254	–	–	–
Ending Notional Balance Short†	225	–	–	–
Currency
Average Notional Balance Long†	–	–	821	–

	Multi-Asset Accumulation Fund	Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund	Multi-Asset Capital Stability Fund
Futures Contracts:
Commodity Contracts
Average Notional Balance Long	$349,966	$–	$120,053	$–
Average Notional Balance Short	–	–	16,852	–
Ending Notional Balance Long	485,736	–	113,624	–
Ending Notional Balance Short	–	–	14,976	–
Equity Contracts
Average Notional Balance Long	857,239	46,479	–	64,316
Average Notional Balance Short	–	–	32,258	10,807
Ending Notional Balance Long	789,498	45,703	–	68,285
Ending Notional Balance Short	–	–	28,986	13,432
Interest Contracts
Average Notional Balance Long	3,185,325	271,482	13,287	96,449
Average Notional Balance Short	–	103,761	114,198	19,997
Ending Notional Balance Long	3,538,998	234,001	8,837	123,866
Ending Notional Balance Short	–	122,699	93,156	15,757

SEI Institutional Managed Trust / Annual Report / September 30, 2020	379

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2020

	Multi-Asset Accumulation Fund	Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund	Multi-Asset Capital Stability Fund
Forward Foreign Currency Contracts:
Average Notional Balance Long	1,200,403	141,452	57,258	213,849
Average Notional Balance Short	1,204,545	141,895	56,854	214,371
Ending Notional Balance Long	859,940	105,693	133,075	202,817
Ending Notional Balance Short	859,654	105,651	132,685	202,677
Swaps:
Total Return Contracts
Average Notional Balance Long	–	–	40,547	–
Average Notional Balance Short	–	–	4,018	–
Ending Notional Balance Long	–	–	16,365	–
Ending Notional Balance Short	–	–	41,332	–
Credit Contracts
Average Notional Balance Long	–	5,854	101,928	–
Average Notional Balance Short	–	107,597	20,376	22,639
Ending Notional Balance Long	–	3,023	174,772	–
Ending Notional Balance Short	–	83,378	17,088	24,070
Interest Contracts
Average Notional Balance	838,056	105,138	193,626	–
Ending Notional Balance	982,822	620,848	372,794	–
Equity Contracts
Average Notional Balance Long	92,555	–	–	–
Ending Notional Balance Long	76,812	–	–	–
Commodity Contracts
Average Notional Balance Long	74,797	–	–	–
Ending Notional Balance Long	35,974	–	–	–
Options:
Equity
Average Notional Balance Long†	–	680	–	913
Average Notional Balance Short†	–	3,867	–	770
Ending Notional Balance Long†	–	495	–	2,477
Ending Notional Balance Short†	–	3,593	–	2,067
Interest
Average Notional Balance Long†	–	69	405	40
Average Notional Balance Short†	–	23	600	12
Ending Notional Balance Long†	–	–	289	–
Ending Notional Balance Short†	–	–	1,261	–
Currency
Average Notional Balance Long†	–	254	743	–
Average Notional Balance Short†	–	173	261	4
Ending Notional Balance Long†	–	77	1,670	–
Ending Notional Balance Short†	–	76	497	–

† Represents cost.

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities

380	SEI Institutional Managed Trust / Annual Report / September 30, 2020

and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer Account Agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is reduced as placement due to the Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. Refer to each Funds Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities for market value and variation margin of exchange-traded or centrally cleared financial derivative instruments.

Securities with an aggregate market value of $0 ($ Thousands) have been pledged and $226,729 ($ Thousands) in cash has been pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2020.

The table below summarizes the collateral pledged by Fund:

	Securities at Aggregate Market Value ($ Thousands)	Cash ($ Thousands)	Total ($ Thousands)
Large Cap Fund	$–	$764	$764
Large Cap Value Fund	–	608	608
Large Cap Growth Fund	–	948	948
Large Cap Index Fund	–	1,199	1,199
Tax-Managed Large Cap Fund	–	582	582
S&P 500 Index Fund	–	1,140	1,140
Small Cap Value Fund	–	319	319
Mid-Cap Fund	–	14	14
U.S. Managed Volatility Fund	–	1,272	1,272
Global Managed Volatility Fund	–	927	927
Tax-Managed Managed Volatility Fund	–	456	456
Tax-Managed International Managed Volatility Fund	–	192	192
Core Fixed Income Fund	–	7,512	7,512
High Yield Bond Fund	–	526	526
Dynamic Asset Allocation Fund	–	3,368	3,368
Multi-Strategy Alternative Fund	–	31,671	31,671
Multi-Asset Accumulation Fund	–	88,876	88,876
Multi-Asset Income Fund	–	49,765	49,765
Multi-Asset Inflation Managed Fund	–	15,810	15,810
Multi-Asset Capital Stability Fund	–	12,522	12,522

Total	$–	$226,729	$226,729

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	381

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2020

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2020 ($ Thousands):

	Financial Derivative Assets				Financial Derivative Liabilities

Global Managed Volatility Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Brown Brothers Harriman	$ 2,269	$ —	$ —	$ 2,269	$ (50)	$ —	$ —	$ —	$ (50)	$ 2,219	$ —	$ 2,219

Total Over the Counter	$ 2,269	$ —	$ —	$ 2,269	$ (50)	$ —	$ —	$ —	$ (50)

	Financial Derivative Assets				Financial Derivative Liabilities

Core Fixed Income Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

BNP Paribas	$ 707	$ —	$ —	$ 707	$ (2,463)	$ —	$ —	$ —	$ (2,463)	$(1,756)	$ —	$(1,756)

Citigroup	201	—	—	201	(219)	—	—	—	(219)	(18)	—	(18)

Goldman Sachs	535	—	—	535	(263)	—	—	—	(263)	272	—	272

Morgan Stanley	46	—	—	46	(8)	—	—	—	(8)	38	—	38

Total Over the Counter	$ 1,489	$ —	$ —	$ 1,489	$ (2,953)	$ —	$ —	$ —	$ (2,953)

	Financial Derivative Assets				Financial Derivative Liabilities

Dynamic Asset Allocation Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Bank of America	$ 14	$ 7,937	$ —	$ 7,951	$ (26)	$ —	$ —	$ —	$ (26)	$ 7,925	$ (4,177)	$ 3,748

BNP Paribas	—	—	1,342	1,342	—	—	(1,454)	—	(1,454)	(112)	112	—

Total Over the Counter	$ 14	$ 7,937	$ 1,342	$ 9,293	$ (26)	$ —	$ (1,454)	$ —	$ (1,480)

	Financial Derivative Assets				Financial Derivative Liabilities

Multi-Strategy Alternative Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Bank of America	$ —	$ —	$ 78	$ 78	$ —	$ (13)	$ —	$ —	$ (13)	$ 65	$ —	$ 65

Barclays PLC	3	—	—	3	(3)	—	—	—	(3)	—	—	—

BNYMellon	44	—	—	44	(7)	—	—	—	(7)	37	—	37

Citi	3	—	—	3	(56)	—	—	—	(56)	(53)	—	(53)

Deutsche Bank	22	—	—	22	(11)	—	(103)	—	(114)	(92)	92	—

Goldman Sachs	195	—	85	280	(186)	—	(38)	—	(224)	56	—	56

HSBC	42	—	—	42	(33)	—	—	—	(33)	9	—	9

JPMorgan Chase Bank	111	—	—	111	(55)	—	—	—	(55)	56	—	56

Merrill Lynch	2	—	—	2	(9)	—	—	—	(9)	(7)	7	—

Montgomery/Bank of America	7	—	—	7	(46)	—	—	—	(46)	(38)	—	(38)

Morgan Stanley	95	—	212	307	(28)	—	(242)	—	(270)	37	—	37

State Street	116	—	—	116	(123)	—	—	—	(123)	(7)	—	(7)

TD Bank	4	—	—	4	(9)	—	—	—	(9)	(5)	—	(5)

UBS	—	—	—	—	(63)	—	—	—	(63)	(63)	—	(63)

Westpac Banking	10	—	—	10	(9)	—	—	—	(9)	1	—	1

Total Over the Counter	$ 654	$ —	$ 374	$ 1,028	$ (637)	$ (13)	$ (384)	$ —	$ (1,034)

	Financial Derivative Assets				Financial Derivative Liabilities

Multi-Asset Accumulation Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Bank of America	$ —	$ —	$ 9	$ 9	$ —	$ —	$ —	$ —	$ —	$ 9	$ —	$ 9

Bank of New York	—	—	—	—	(171)	—	—	—	(171)	(171)	—	(171)

Barclays PLC	—	—	—	—	(259)	—	—	—	(259)	(259)	—	(259)

Citibank	—	—	2,314	2,314	—	—	(596)	—	(596)	1,718	—	1,718

382	SEI Institutional Managed Trust / Annual Report / September 30, 2020

	Financial Derivative Assets				Financial Derivative Liabilities

Multi-Asset Accumulation Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Citigroup	2,724	—	—	2,724	(1,333)	—	—	—	(1,333)	1,391	—	1,391

JPMorgan Chase Bank	2,715	—	13	2,728	(1,321)	—	(279)	—	(1,600)	1,128	—	1,128

Merrill Lynch	—	—	516	516	—	—	(92)	—	(92)	424	—	424

State Street	—	—	—	—	(2,069)	—	—	—	(2,069)	(2,069)	—	(2,069)

Total Over the Counter	$ 5,439	$ —	$ 2,852	$ 8,291	$ (5,153)	$ —	$ (967)	$ —	$ (6,120)

	Financial Derivative Assets				Financial Derivative Liabilities

Multi-Asset Income Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

BNP Paribas	$ 172	$ —	$ —	$ 172	$ (585)	$ —	$ —	$ —	$ (585)	$ (413)	$ —	$ (413)

Citibank	—	—	—	—	—	—	(62)	—	(62)	(62)	—	(62)

Citigroup	151	—	—	151	(100)	—	—	—	(100)	51	—	51

Credit Suisse First Boston	5	—	—	5	—	—	—	—	—	5	—	5

Goldman Sachs	400	—	—	400	(96)	—	—	—	(96)	304	—	304

JPMorgan Chase Bank	145	—	—	145	(50)	—	(14)	—	(64)	81	(81)	—

Morgan Stanley	—	—	—	—	(1)	—	—	—	(1)	(1)	1	—

RBC	—	—	—	—	(12)	—	—	—	(12)	(12)	—	(12)

Standard Bank	13	—	—	13	—	—	—	—	—	13	—	13

Total Over the Counter	$ 886	$ —	$ —	$ 886	$ (844)	$ —	$ (76)	$ —	$ (920)

	Financial Derivative Assets				Financial Derivative Liabilities

Multi-Asset Inflation Managed Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Bank of America	$ 188	$ —	$ —	$ 188	$ (35)	$ —	$ —	$ —	$ (35)	$ 153	—	153

Barclays PLC	58	—	—	58	(17)	—	(271)	—	(288)	(230)	—	(230)

BNP Paribas	—	—	—	—	—	—	—	—	—	—	—	—

Brown Brothers Harriman	7	—	—	7	(23)	—	—	—	(23)	(16)	—	(16)

CGG	—	—	—	—	—	—	(85)	—	(85)	(85)	—	(85)

Chase Securities	—	—	—	—	—	—	—	(234,551)	(234,551)	(234,551)	—	(234,551)

Citibank	—	—	2,402	2,402	—	—	(2,071)	—	(2,071)	331	0	331

Citigroup	4	—	—	4	(2)	—	—	—	(2)	2	—	2

Credit Suisse	—	—	—	—	—	—	(550)	—	(550)	(550)	110	(440)

Deutsche Bank	18	—	—	18	—	—	(853)	—	(853)	(835)	—	(835)

Goldman Sachs	313	—	136	449	(53)	—	(1,567)	—	(1,620)	(1,171)	—	(1,171)

HSBC	—	—	—	—	(29)	—	—	—	(29)	(29)	—	(29)

JPMorgan Chase	—	285	48	333	(10)	(951)	(324)	—	(1,285)	(952)	—	(952)

Macquarie Bank Limited	—	—	21	21	—	—	(24)	—	(24)	(3)	3	—

Merrill Lynch	—	—	20	20	—	—	(23)	—	(23)	(3)	—	(3)

Morgan Stanley	1	—	218	219	(57)	—	—	—	(57)	162	—	162

Societe Generale	—	—	35	35	—	—	(14)	—	(14)	21	—	21

Standard Bank	124	—	—	124	(97)	—	—	—	(97)	27	—	27

Total Over the Counter	$ 713	$ 285	$ 2,880	$ 3,878	$ (323)	$ (951)	$ (5,782)	$ (234,551)	$ (241,587)

SEI Institutional Managed Trust / Annual Report / September 30, 2020	383

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2020

	Financial Derivative Assets				Financial Derivative Liabilities

Multi-Asset Capital Stability Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

ANZ	$ —	$ —	$ —	$ —	$ (12)	$ —	$ —	$ —	$ (12)	$ (12)	$ —	$ (12)

Bank of America	55	—	—	55	(32)	—	—	—	(32)	23	—	23

Barclays PLC	70	—	—	70	(126)	—	—	—	(126)	(56)	—	(56)

BNP Paribas	27	—	—	27	(3)	—	—	—	(3)	24	—	24
Brown Brothers Harriman	83	—	—	83	(97)	—	—	—	(97)	(14)	—	(14)

Citigroup	109	—	—	109	(33)	—	—	—	(33)	76	—	76

Credit Suisse	82	—	—	82	(35)	—	—	—	(35)	47	—	47
Deutsche Bank	2	—	—	2	—	—	—	—	—	2	—	2

Goldman Sachs	74	—	—	74	(155)	—	—	—	(155)	(81)	—	(81)

HSBC	70	—	—	70	(21)	—	—	—	(21)	49	—	49
JPMorgan Chase Bank	49	—	—	49	(60)	—	—	—	(60)	(11)	—	(11)
Morgan Stanley	50	—	—	50	—	—	—	—	—	50	—	50

RBS	34	—	—	34	(7)	—	—	—	(7)	27	—	27

Societe Generale	—	—	—	—	(5)	—	—	—	(5)	(5)	—	(5)
Standard Bank	18	—	—	18	(21)	—	—	—	(21)	(3)	—	(3)

UBS	41	—	—	41	(17)	—	—	—	(17)	24	—	24

Total Over the Counter	$ 764	$ —	$ —	$ 764	$ (624)	$ —	$ —	$ —	$ (624)

(1)

Net Exposures represents the net receivable/(payable) that would be due from /to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

Securities with an aggregate market value of $ 174,652 ($ Thousands) have been pledged, and $ 42,762 ($ Thousands) in cash as collateral for financial derivative instruments. Securities with an aggregate market value of 3,148 ($ Thousands) have been received as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

5. BASIS FOR CONSOLIDATION FOR THE MULTI-ASSET ACCUMULATION FUND AND MULTI-ASSET INFLATION MANAGED FUND

The Consolidated Schedules of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows, and the Consolidated Financial Highlights of the Dynamic Asset Allocation Fund, Multi-Asset Accumulation Fund and Multi-Asset Inflation Managed Fund include the accounts of their respective Subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation for the Funds. Each of the Subsidiaries has a fiscal year end of September 30th for financial statement consolidation purposes and a nonconforming tax year end of August 31.

The Subsidiaries are classified as controlled foreign corporations under the Internal Revenue Code of 1986 (“IRC”). Each Subsidiary’s taxable income is included in the calculation of the relevant Fund’s taxable income. Net losses of the Subsidiaries are not deductible by the Funds either in the current period or carried forward to future periods.

The Dynamic Asset Allocation Fund, Multi-Asset Accumulation Fund, and Multi-Asset Inflation Managed Fund may each invest up to 25% of their total assets in its respective Subsidiary.

A summary of the Funds’ investments in the Subsidiaries are as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at September 30, 2020 ($ Thousands)	% of Total Net Assets at September 30, 2020

Dynamic Commodity Strategy Subsidiary, Ltd.	March 28, 2018	$ 30,357	4.0%

Accumulation Commodity Strategy Subsidiary, Ltd.	April 9, 2012	434,066	16.6%

Inflation Commodity Strategy Subsidiary Ltd.	April 9, 2012	148,191	19.0%

384	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Gains and losses attributed to the Funds’ investments in Subsidiaries are as follows:

	Dynamic Commodity Strategy Subsidiary, Ltd. ($ Thousands)	Accumulation Commodity Strategy, Ltd. ($ Thousands)	Inflation Commodity Strategy Subsidiary, Ltd. ($ Thousands)

Net Investment Income:

Investment Income	$181	$7,090	$1,688

Net Realized Gain (Loss) on:

Investments	8,296	210	390

Futures Contracts	8,524	(63,329)	(7,616)

Swap Contracts	12,866	(1,917)	(4,616)

Options	—	—	(443)

Net Change in Unrealized Appreciation (Depreciation) on:

Investments	(2,917)	3,244	198

Futures Contracts	334	6,031	1,058

Swap Contracts	(112)	2,243	1,010

Options	—	—	382

Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—

Total gains and losses attributed to the Funds’ investment in Subsidiaries	$27,172	$(46,428)	$(7,949)

6. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUBADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Global Funds Services (the “Administrator”) provides administrative and transfer agency services to the Funds for annual fees, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (“the Distributor”) is the Distributor of the shares of the Funds. The Funds have adopted a shareholder services plan and agreement (the “Service Plan”) with respect to Class F and Class I Shares that allows such shares to pay service providers a fee, based on average daily net assets of each respective Class of Shares, in connection with the ongoing servicing of shareholder accounts owning such shares. The Funds have also adopted an, administrative services plan and agreement (the “Administrative Service Plan”) with respect to Class I Shares that allows such Shares to pay service providers a fee, based on average daily net assets of the Class I Shares, in connection with ongoing administrative services for shareholder accounts owning such Shares.

The Service Plan and Administrative Service Plan provide that shareholder service fees and administrative service fees, respectively, on Class F and Class I Shares will be paid to the Distributor, which may then be used by the Distributor to compensate financial intermediaries for providing shareholder services and administrative services, as applicable, with respect to the Shares.

The Funds’ administrator and/or its affiliates have contractually agreed to waive fees or reimburse expenses for the S&P 500 Index Fund and the Core Fixed Income Fund until January 31, 2021, in order to keep total fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees and extraordinary expenses not incurred in the ordinary course of each Fund’s business) from exceeding the levels specified in the table below. These contractual waivers and reimbursements will only apply if a Fund’s total operating costs exceed the applicable thresholds and will not affect the Fund’s total operating expenses if they are less than the applicable thresholds. In other words, shareholders will pay the lower of a Fund’s actual total fund operating expenses or total fund operating expenses after contractual waivers and expense reimbursements. The contractual waiver and expense reimbursement are limited to the Fund’s direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as AFFE. The agreements may be amended or terminated only with the consent of the Board of Trustees.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, proxy fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. The voluntary waivers by the Funds’ Adviser, Administrator and/or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses. The waivers are voluntarily and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time. In addition, some Funds may participate in a commission recapture program where

SEI Institutional Managed Trust / Annual Report / September 30, 2020	385

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2020

the Funds’ trades may be executed through the Funds’

distributor, and a portion of the commissions paid on those trades are then used to pay the Funds’ expenses.

The following is a summary of annual fees payable to the Adviser and Distributor and the contractual and voluntary expense limitations for each fund:

		Shareholder		Voluntary
	Advisory	Servicing	Administrative	Expense
	Fees	Fee	Servicing Fee	Limitation

Large Cap Fund

Class F	0.3900%	0.25%	–	0.89%

Class Y	0.3900%	–	–	0.64%

Large Cap Value Fund

Class F	0.3500%	0.25%	–	0.89%

Class I	0.3500%	0.25%	0.25%	1.11%

Class Y	0.3500%	–	–	0.64%

Large Cap Growth Fund

Class F	0.4000%	0.25%	–	0.89%

Class I	0.4000%	0.25%	0.25%	1.11%

Class Y	0.4000%	–	–	0.64%

Large Cap Index Fund

Class F	0.0500%	0.25%	–	0.25%

Tax-Managed Large Cap Fund

Class F	0.4000%	0.25%	–	0.89%

Class Y	0.4000%	–	–	0.64%

S&P 500 Index Fund

Class F	0.0300%	0.25%	–	0.25%	(1)

Class I	0.0300%	0.25%	0.25%	0.65%

Small Cap Fund

Class F	0.6500%	0.25%	–	1.14%

Class Y	0.6500%	–	–	0.89%

Small Cap Value Fund

Class F	0.6500%	0.25%	–	1.14%

Class I	0.6500%	0.25%	0.25%	1.36%

Class Y	0.6500%	–	–	0.89%

Small Cap Growth Fund

Class F	0.6500%	0.25%	–	1.11%

Class I	0.6500%	0.25%	0.25%	1.36%

Class Y	0.6500%	–	–	0.86%

Tax-Managed Small/Mid Cap Fund

Class F	0.6500%	0.25%	–	1.11%

Class Y	0.6500%	–	–	0.89%

Mid-Cap Fund

Class F	0.4000%	0.25%	–	0.98%

Class I	0.4000%	0.25%	0.25%	1.20%

Class Y	0.4000%	–	–	0.73%

U.S. Managed Volatility Fund

Class F	0.6500%	0.25%	–	0.90%

Class I	0.6500%	0.25%	0.25%	1.15%

Class Y	0.6500%	–	–	0.65%

Global Managed Volatility Fund

Class F	0.6500%	0.25%	–	1.11%

Class I	0.6500%	0.25%	0.25%	1.36%

Class Y	0.6500%	–	–	0.86%

Tax-Managed Managed Volatility Fund

Class F	0.6500%	0.25%	–	1.00%

Class Y	0.6500%	–	–	0.75%

Tax-Managed International Managed Volatility Fund

Class F	0.6500%	0.25%	–	1.11%

Class Y	0.6500%	–	–	0.86%

Real Estate Fund

Class F	0.6500%	0.25%	–	1.14%

Class I	0.6500%	0.25%	0.25%	1.36%

Class Y	0.6500%	–	–	0.89%

386	SEI Institutional Managed Trust / Annual Report / September 30, 2020

		Shareholder		Voluntary
	Advisory	Servicing	Administrative	Expense
	Fees	Fee	Servicing Fee	Limitation

Core Fixed Income Fund

Class F	0.2750%	0.25%	—	0.66%(2)

Class I	0.2750%	0.25%	0.25%	0.88%

Class Y	0.2750%	—	—	0.41%(2)

High Yield Bond Fund

Class F	0.4875%	0.25%	—	0.89%

Class I	0.4875%	0.25%	0.25%	1.11%

Class Y	0.4875%	—	—	0.64%

Conservative Income Fund

Class F	0.1000%	0.25%	—	0.30%

Class Y	0.1000%	—	—	0.20%

Tax-Free Conservative Income Fund

Class F	0.1000%	0.25%	—	0.30%

Class Y	0.1000%	—	—	0.20%

Real Return Fund

Class F	0.2200%	0.25%	—	0.45%

Class Y	0.2200%	—	—	0.35%

Dynamic Asset Allocation Fund

Class F	0.6000%	0.25%	—	0.75%

Class Y	0.6000%	—	—	0.50%

Multi-Strategy Alternative Fund (3)(4)

Class F	1.5000%	0.25%	—	1.35%

Class Y	1.5000%	—	—	1.20%

Multi-Asset Accumulation Fund

Class F	0.7500%	0.25%	—	1.17%

Class Y	0.7500%	—	—	0.92%

Multi-Asset Income Fund

Class F	0.6000%	0.25%	—	0.80%

Class Y	0.6000%	—	—	0.70%

Multi-Asset Inflation Managed Fund

Class F	0.5500%	0.25%	—	0.90%

Class Y	0.5500%	—	—	0.65%

Multi-Asset Capital Stability Fund

Class F	0.4000%	0.25%	—	0.62%

Class Y	0.4000%	—	—	0.52%

(1) Effective January 31, 2018, the Fund’s adviser, the Fund’s administrator and/ or the Fund’s distributor have contractually agreed to waive fees and/or reimburse expenses in order to keep total ordinary operating expenses (exclusive of interest from borrowing, brokerage commissions, taxes, Trustee fees, acquired fund fees and expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.29% for Class F. This fee waiver and reimbursement agreement shall remain in effect until January 31, 2021. The agreement may be amended or terminated only with the consent of the Board of Trustees.

(2) Effective August 10, 2018, the Fund’s adviser, the Fund’s administrator and/ or the Fund’s distributor have contractually agreed to waive fees and/or reimburse expenses in order to keep total ordinary operating expenses (exclusive of interest from borrowing, brokerage commissions, taxes, Trustee fees, acquired fund fees and expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.66% for Class F and 0.41% for Class Y. This fee waiver and reimbursement agreement shall remain in effect until January 31, 2021. The agreement may be amended or terminated only with the consent of the Board of Trustees.

(3) Prior to January 31, 2020, the expense limitation was 1.21% and 0.96% for Class F and Class Y, respectively.

(4) Prior to March 31, 2020, the expense limitation was 1.26% and 1.01% for Class F and Class Y, respectively.

The following is a summary of annual fees payable to the Administrator:

	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Large Cap Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Large Cap Value Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Large Cap Growth Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Large Cap Index Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Tax-Managed Large Cap Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Small Cap Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Small Cap Value Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Small Cap Growth Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Tax-Managed Small/Mid Cap Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Mid-Cap Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
U.S. Managed Volatility Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Global Managed Volatility Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Tax-Managed Managed Volatility Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%

SEI Institutional Managed Trust / Annual Report / September 30, 2020	387

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2020

	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Tax-Managed International Managed Volatility Fund	0.450%	0.3700%	0.2900%	0.2100%	0.130%
Real Estate Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Core Fixed Income Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
High Yield Bond Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Conservative Income Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Tax-Free Conservative Income Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Real Return Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Dynamic Asset Allocation Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Strategy Alternative Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Asset Accumulation Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Asset Income Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Asset Inflation Managed Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Asset Capital Stability Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%

	First $2 Billion	Next $500 Million	Next $500 Million	Over $3 Billion
S&P 500 Index Fund	0.220%	0.2100%	0.1650%	0.120%

As of September 30, 2020, SIMC has entered into investment sub-advisory agreements with the following affiliated and unaffiliated parties:

Investment Sub-Adviser

Large Cap Fund

Brandywine Global Investment Management, LLC

Ceredex Value Advisors, LLC

Coho Partners, Ltd.

Fred Alger Management, Inc.

LSV Asset Management*

MarVista Investment Partners, LLC

Parametric Portfolio Associates LLC

Large Cap Value Fund

Brandywine Global Investment Management, LLC

LSV Asset Management*

Parametric Portfolio Associates LLC

Schafer Cullen Capital Management Inc.

Large Cap Growth Fund

Fiera Capital Inc.

Fred Alger Management, Inc.

McKinley Capital Management, LLC

Parametric Portfolio Associates LLC

Large Cap Index Fund

SSGA Funds Management, Inc.

Tax-Managed Large Cap Fund

Brandywine Global Investment Management, LLC

Coho Partners, Ltd.

Fiera Capital Inc.

LSV Asset Management*

MarVista Investment Partners, LLC

Parametric Portfolio Associates LLC

Schafer Cullen Capital Management

S&P 500 Index Fund

SSGA Funds Management, Inc.

Small Cap Fund

Copeland Capital Management, LLC

EAM Investors, LLC

Hillsdale Investment Management Inc

Los Angeles Capital Management

LMCG Investments, LLC

Parametric Portfolio Associates LLC

Snow Capital Management L.P.

Small Cap Value Fund

Cardinal Capital Management, LLC

LSV Asset Management*

Parametric Portfolio Associates LLC

Snow Capital Management, L.P.

Small Cap Growth Fund

ArrowMark Colorado Holdings LLC

EAM Investors LLC

Jackson Creek Investment Advisory, LLC

Parametric Portfolio Associates LLC

Tax-Managed Small/Mid Cap Fund

Cardinal Capital Management, LLC

Hillsdale Investment Management Inc.

Martingale Asset Management, LLC

Parametric Portfolio Associates LLC

Rice Hall James & Associates LLC

Snow Capital Management L.P.

Mid-Cap Fund

Quantitative Management Associates LLC

U.S. Managed Volatility Fund

LSV Asset Management*

Wells Capital Management, Inc.

Global Managed Volatility Fund

Acadian Asset Management LLC

Wells Capital Management, Inc.

Tax-Managed Managed Volatility Fund

LSV Asset Management*

Parametric Portfolio Associates LLC

Wells Capital Management, Inc.

Tax-Managed International Managed Volatility Fund

Acadian Asset Management LLC

LSV Asset Management*

Parametric Portfolio Associates LLC

Wells Capital Management, Inc.

Real Estate Fund

388	SEI Institutional Managed Trust / Annual Report / September 30, 2020

CenterSquare Investment Management LLC

Core Fixed Income Fund

Jennison Associates LLC

MetLife Investment Management, LLC

Metropolitan West Asset Management, LLC

Wells Capital Management Incorporated

Western Asset Management Company

Western Asset Management Company Limited

High Yield Bond Fund

Ares Management LLC

Benefit Street Partners, LLC

Brigade Capital Management, LLC

J.P. Morgan Investment Management, Inc.

T. Rowe Price Associates, Inc.

Conservative Income Fund

BlackRock Advisors, LLC

Tax-Free Conservative Income Fund

BlackRock Advisors, LLC

Dynamic Asset Allocation Fund

SSGA Funds Management, Inc.

Multi-Strategy Alternative Fund

Brigade Capital Management, LLC

EMSO Partners Limited Management, LLC

Global Credit Advisers, LLC

Kettle Hill Capital Management LLC

Mountaineer Partners Management, LLC

Putnam Investment Management LLC

Ramius Advisors, LLC

Multi-Asset Accumulation Fund

AQR Capital Management, LLC

PanAgora Asset Management Inc.

Multi-Asset Income Fund

Goldman Sachs Asset Management, LP

SSGA Funds Management Inc.

Western Asset Management Company

Western Asset Management Company Limited

Multi-Asset Inflation Managed Fund

AllianceBernstein, L.P.

Columbia Management Investments

Credit Suisse Asset Management, LLC

QS Investors, LLC

Multi-Asset Capital Stability Fund

AllianceBernstein, L.P.

Janus Capital Management, LLC

* Affiliated

Under the investment sub-advisory agreements, each sub-adviser receives a fee paid by SIMC.

Brokerage Commissions Paid to Affiliates — The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission (“SEC”). Accordingly, it is

expected that fund transactions may result in brokerage commissions being paid to the Distributor. SEC rules require that such commissions not exceed usual and customary commissions.

Such commissions for the year ended September 30, 2020 were as follows ($ Thousands):

Real Estate Fund	$ 18

Payments to/from Affiliates — Certain officers and/or trustees of the Trust are also officers and/or Directors of the Administrator, Adviser and/or Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Administrator or Distributor.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred.

LSV Asset Management (a partially owned indirect subsidiary of SEI Investment Co.) serves as the sub-adviser to the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, U.S. Managed Volatility, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds. For this service LSV Asset Management is entitled to receive a fee from SIMC. Such fees for the year ended September 30, 2020 were as follows ($ Thousands):

Large Cap Fund	$498
Large Cap Value Fund	432
Tax-Managed Large Cap Fund	702
Small Cap Value Fund	566
U.S. Managed Volatility Fund	2,240
Tax-Managed Managed Volatility Fund	1,731
Tax-Managed International Managed Volatility Fund	448

$6,617

On April 20, 2018, SIMC made a capital contribution to the Large Cap Index Fund in the amount of $330,025. The capital contribution offset the Fund’s performance deviation from its benchmark that resulted from an unusually large unanticipated cash flow that came into the Fund shortly after launch.

On May 29, 2020, SIMC made a capital contribution to the S&P 500 Index Fund in the amount of $221,168. The capital contribution offset the Fund’s performance deviation from its benchmark that resulted from losses incurred by the Fund as a result of an operational error.

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of the Funds’ expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, and the

SEI Institutional Managed Trust / Annual Report / September 30, 2020	389

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2020

effect on the Funds’ expense ratio, as a percentage of the Funds’ average daily net assets for the year ended September 30, 2020, can be found on the Statements of Operations or Consolidated Statements of Operations and Financial Highlights or Consolidated Financial Highlights, respectively.

Investment in Affiliated Security — The Funds may invest in the SEI Daily Income Trust Government Fund an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. Additionally, the Funds may invest the cash collateral from the securities lending program in the SEI Liquidity Fund, L.P.

Each of the Large Cap Index and S&P 500 Index Funds may purchase companies with which it is affiliated to the extent these companies are represented in its benchmark index.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“the Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds.

Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula annually reviewed by the Board. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

During the year ended September 30, 2020, the following Funds borrowed funds from the SEI Multi-Asset Accumulation Fund. The amount borrowed, interest paid on the borrowing and the corresponding interest rate were as follows ($ Thousands):

	Borrowing Date	Maturity Date	Amount Borrowed	Interest Paid	Interest Rate
Large Cap Growth Fund	09/29/20	09/30/20	7,835	–	1.09%
High Yield Bond Fund	02/28/20	03/02/20	7,500	2	2.63%
High Yield Bond Fund	03/02/20	03/03/20	13,900	1	2.70%
High Yield Bond Fund	03/16/20	03/17/20	11,200	1	1.80%
High Yield Bond Fund	09/25/20	09/28/20	36,828	3	1.11%
High Yield Bond Fund	09/28/20	09/29/20	36,982	1	1.09%
High Yield Bond Fund	09/29/20	09/30/20	20,837	1	1.09%
High Yield Bond Fund (1)	09/30/20	10/01/20	11,094	–	1.09%

(1)	Loan outstanding as of September 30, 2020. Refer to each Fund’s Statement of Assets and Liabilities or Consolidated Statement of Assets and liabilities for details.

7. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Funds were as follows (Thousands):

For the year ended September 30, 2020 and the year ended September 30, 2019.

	Large Cap Fund		Large Cap Value Fund		Large Cap Growth Fund		Large Cap Index Fund

	2020	2019	2020	2019	2020	2019	2020	2019

Class F:

Shares Issued	19,770	22,876	13,171	7,825	5,520	5,799	36,737	26,747

Shares Issued in Lieu of Dividends and Distributions	10,606	21,742	1,936	5,345	1,962	4,746	847	538

Shares Redeemed	(45,866)	(42,937)	(11,749)	(11,012)	(13,378)	(9,338)	(21,854)	(6,611)

Total Increase (Decrease) in Net Assets Derived from Class F Transactions	(15,490)	1,681	3,358	2,158	(5,896)	1,207	15,730	20,674

Class I:

Shares Issued	–	–	30	20	15	8	–	–

Shares Issued in Lieu of Dividends and Distributions	–	–	4	16	3	11	–	–

Shares Redeemed	–	–	(43)	(74)	(20)	(42)	–	–

Total Decrease in Net Assets Derived from Class I Transactions	–	–	(9)	(38)	(2)	(23)	–	–

Class Y:

Shares Issued	2,522	2,661	1,770	1,462	574	982	–	–

Shares Issued in Lieu of Dividends and Distributions	676	1,293	266	604	249	468	–	–

Shares Redeemed	(5,250)	(3,116)	(1,140)	(989)	(1,444)	(540)	–	–

Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	(2,052)	838	896	1,077	(621)	910	–	–

Increase (Decrease) in Capital Shares	(17,542)	2,519	4,245	3,197	(6,519)	2,094	15,730	20,674

	Tax-Managed Large Cap Fund		S&P 500 Index Fund		Small Cap Fund		Small Cap Value Fund

	2020	2019	2020	2019	2020	2019	2020	2019

Class F:

390	SEI Institutional Managed Trust / Annual Report / September 30, 2020

	Tax-Managed Large Cap Fund		S&P 500 Index Fund		Small Cap Fund		Small Cap Value Fund

	2020	2019	2020	2019	2020	2019	2020	2019

Shares Issued	12,957	13,184	3,570	2,096	9,106	8,784	4,242	2,612

Shares Issued in Lieu of Dividends and Distributions	9,970	2,267	507	457	97	6,810	164	1,413

Shares Redeemed	(28,052)	(23,199)	(4,894)	(3,693)	(12,475)	(13,777)	(3,058)	(3,858)

Total Increase (Decrease) in Net Assets Derived from Class F Transactions	(5,125)	(7,748)	(817)	(1,140)	(3,272)	1,817	1,348	167

Class I:

Shares Issued	–	–	23	20	–	–	32	13

Shares Issued in Lieu of Dividends and Distributions	–	–	2	2	–	–	1	10

Shares Redeemed	–	–	(33)	(37)	–	–	(46)	(32)

Total Decrease in Net Assets Derived from Class I Transactions	–	–	(8)	(15)	–	–	(13)	(9)

Class Y:

Shares Issued	2,302	4,633	–	–	1,112	979	1,385	566

Shares Issued in Lieu of Dividends and Distributions	1,341	287	–	–	13	377	32	182

Shares Redeemed	(4,914)	(2,091)	–	–	(1,723)	(919)	(888)	(221)

Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	(1,271)	2,829	–	–	(598)	437	529	527

Increase (Decrease) in Capital Shares	(6,396)	(4,919)	(825)	(1,155)	(3,870)	2,254	1,864	685

	Small Cap Growth Fund		Tax-Managed Small/Mid Cap Fund		Mid-Cap Fund		U.S. Managed Volatility Fund

	2020	2019	2020	2019	2020	2019	2020	2019

Class F:

Shares Issued	1,601	1,650	5,442	4,881	1,161	1,002	11,619	10,963

Shares Issued in Lieu of Dividends and Distributions	280	1,257	781	2,892	84	464	2,083	5,700

Shares Redeemed	(2,173)	(2,676)	(8,643)	(7,370)	(2,512)	(1,886)	(17,758)	(15,224)

Total Increase (Decrease) in Net Assets Derived from Class F Transactions	(292)	231	(2,420)	403	(1,267)	(420)	(4,056)	1,439

Class I:

Shares Issued	9	7	–	–	2	3	4	6

Shares Issued in Lieu of Dividends and Distributions	1	8	–	–	1	4	3	8

Shares Redeemed	(16)	(20)	–	–	(7)	(6)	(4)	(2)

Total Increase (Decrease) in Net Assets Derived from Class I Transactions	(6)	(5)	–	–	(4)	1	3	12

Class Y:

Shares Issued	140	247	1,237	1,405	61	32	21,608	21,016

Shares Issued in Lieu of Dividends and Distributions	31	113	114	315	3	13	2,561	4,857

Shares Redeemed	(219)	(113)	(1,676)	(591)	(59)	(43)	(22,059)	(10,515)

Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	(48)	247	(325)	1,129	5	2	2,110	15,358

Increase (Decrease) in Capital Shares	(346)	473	(2,745)	1,532	(1,266)	(417)	(1,943)	16,809

	Global Managed Volatility Fund		Tax-Managed Managed Volatility Fund		Tax-Managed International Managed Volatility Fund		Real Estate Fund

	2020	2019	2020	2019	2020	2019	2020	2019

Class F:

Shares Issued	21,044	19,429	8,885	9,626	9,224	8,345	1,151	1,250

Shares Issued in Lieu of Dividends and Distributions	4,305	8,609	1,934	2,427	754	728	478	488

Shares Redeemed	(30,049)	(33,529)	(16,483)	(14,856)	(9,742)	(9,446)	(2,210)	(1,569)

Total Increase (Decrease) in Net Assets Derived from Class F Transactions	(4,700)	(5,491)	(5,664)	(2,803)	236	(373)	(581)	169

Class I:

Shares Issued	4	5	–	–	–	–	1	1

Shares Issued in Lieu of Dividends and Distributions	5	11	–	–	–	–	2	3

Shares Redeemed	(10)	(24)	–	–	–	–	(4)	(8)

Total Decrease in Net Assets Derived from Class I Transactions	(1)	(8)	–	–	–	–	(1)	(4)

Class Y:

Shares Issued	5,982	5,399	1,091	1,642	4,049	2,456	436	224

Shares Issued in Lieu of Dividends and Distributions	1,116	1,906	183	198	104	67	190	198

SEI Institutional Managed Trust / Annual Report / September 30, 2020	391

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2020

	Global Managed Volatility Fund		Tax-Managed Managed Volatility Fund		Tax-Managed International Managed Volatility Fund		Real Estate Fund
	2020	2019	2020	2019	2020	2019	2020	2019

Shares Redeemed	(12,549)	(7,427)	(1,685)	(1,424)	(2,880)	(826)	(1,487)	(535)

Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	(5,451)	(122)	(411)	416	1,273	1,697	(861)	(113)

Increase (Decrease) in Capital Shares	(10,152)	(5,621)	(6,075)	(2,387)	1,509	1,324	(1,443)	52

	Core Fixed Income Fund		High Yield Bond Fund		Conservative Income Fund		Tax-Free Conservative Income Fund
	2020	2019	2020	2019	2020	2019	2020	2019
Class F:

Shares Issued	65,128	57,929	57,145	55,885	28,549	20,692	13,025	6,060

Shares Issued in Lieu of Dividends and Distributions	9,644	8,578	11,798	13,337	180	388	89	173

Shares Redeemed	(79,515)	(75,678)	(83,344)	(68,200)	(19,744)	(19,148)	(8,070)	(6,229)

Total Increase (Decrease) in Net Assets Derived from Class F Transactions	(4,743)	(9,171)	(14,401)	1,022	8,985	1,932	5,044	4
Class I:

Shares Issued	45	267	14	5,899	–	–	–	–

Shares Issued in Lieu of Dividends and Distributions	9	8	4	5	–	–	–	–

Shares Redeemed	(104)	(414)	(1,745)	(4,191)	–	–	–	–

Total Increase (Decrease) in Net Assets Derived from Class I Transactions	(50)	(139)	(1,727)	1,713	–	–	–	–
Class Y:

Shares Issued	8,946	8,411	8,535	5,701	1,577	1,292	103	2,477

Shares Issued in Lieu of Dividends and Distributions	1,252	1,115	1,725	1,820	22	57	8	26

Shares Redeemed	(10,485)	(7,982)	(10,104)	(5,585)	(1,686)	(1,787)	(1,207)	(1,942)

Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	(287)	1,544	156	1,936	(87)	(438)	(1,096)	561

Increase (Decrease) in Capital Shares	(5,080)	(7,766)	(15,972)	4,671	8,898	1,494	3,948	565

	Real Return Fund		Dynamic Asset Allocation Fund		Multi-Strategy Alternative Fund		Multi-Asset Accumulation Fund
	2020	2019	2020	2019	2020	2019	2020	2019
Class F:

Shares Issued	7,010	4,947	7,757	8,850	8,091	8,335	37,978	36,812

Shares Issued in Lieu of Dividends and Distributions	102	491	824	1,119	447	2,184	29,563	8,008

Shares Redeemed	(6,958)	(6,717)	(15,116)	(15,632)	(11,232)	(11,839)	(64,513)	(65,271)

Total Increase (Decrease) in Net Assets Derived from Class F Transactions	154	(1,279)	(6,535)	(5,663)	(2,694)	(1,320)	3,028	(20,451)
Class Y:

Shares Issued	830	1,250	783	1,150	115	646	4,493	3,908

Shares Issued in Lieu of Dividends and Distributions	13	49	65	132	11	27	2,615	757

Shares Redeemed	(1,226)	(545)	(3,380)	(1,875)	(300)	(240)	(7,942)	(7,121)

Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	(383)	754	(2,532)	(593)	(174)	433	(834)	(2,456)

Increase (Decrease) in Capital Shares	(229)	(525)	(9,067)	(6,256)	(2,868)	(887)	2,194	(22,907)

	Multi-Asset Income Fund		Multi-Asset Inflation Managed Fund		Multi-Asset Capital Stability Fund
	2020	2019	2020	2019	2020	2019
Class F:
Shares Issued	16,977	13,813	17,607	16,008	24,067	15,397
Shares Issued in Lieu of Dividends and Distributions	2,444	2,342	1,325	1,707	1,895	287
Shares Redeemed	(22,124)	(19,246)	(21,968)	(22,661)	(20,628)	(17,719)
Total Increase (Decrease) in Net Assets Derived from Class F Transactions	(2,703)	(3,091)	(3,036)	(4,946)	5,334	(2,035)
Class Y:
Shares Issued	3,925	2,450	1,308	1,575	1,457	1,096
Shares Issued in Lieu of Dividends and Distributions	568	563	108	146	166	27
Shares Redeemed	(4,207)	(4,934)	(2,427)	(2,460)	(1,540)	(952)
Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	286	(1,921)	(1,011)	(739)	83	171
Increase (Decrease) in Capital Shares	(2,417)	(5,012)	(4,047)	(5,685)	5,417	(1,864)

392	SEI Institutional Managed Trust / Annual Report / September 30, 2020

8. INVESTMENT TRANSACTIONS

The cost of security purchases and proceeds from the sale of securities, other than temporary cash investments, during the year ended September 30, 2020, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Large Cap Fund
Purchases	$—	$1,354,640	$1,354,640
Sales	—	1,728,657	1,728,657
Large Cap Value Fund
Purchases	—	877,076	877,076
Sales	—	814,639	814,639
Large Cap Growth Fund
Purchases	—	885,262	885,262
Sales	—	1,221,172	1,221,172
Large Cap Index Fund
Purchases	—	217,634	217,634
Sales	—	45,715	45,715
Tax-Managed Large Cap Fund
Purchases	—	1,547,234	1,547,234
Sales	—	1,948,906	1,948,906
S&P 500 Index Fund
Purchases	—	156,503	156,503
Sales	—	238,875	238,875
Small Cap Fund
Purchases	—	827,969	827,969
Sales	—	865,106	865,106
Small Cap Value Fund
Purchases	—	221,959	221,959
Sales	—	191,394	191,394
Small Cap Growth Fund
Purchases	—	568,159	568,159
Sales	—	592,137	592,137
Tax-Managed Small/Mid Cap Fund
Purchases	—	746,398	746,398
Sales	—	858,214	858,214
Mid-Cap Fund
Purchases	—	92,217	92,217
Sales	—	118,163	118,163
U.S. Managed Volatility Fund
Purchases	—	1,294,264	1,294,264
Sales	—	1,342,499	1,342,499
Global Managed Volatility Fund
Purchases	—	981,586	981,586
Sales	—	1,122,264	1,122,264
Tax-Managed Managed Volatility Fund
Purchases	—	261,474	261,474
Sales	—	371,667	371,667
Tax-Managed International Managed Volatility Fund
Purchases	—	312,066	312,066
Sales	—	286,124	286,124
Real Estate Fund
Purchases	—	134,472	134,472
Sales	—	162,102	162,102
Core Fixed Income Fund
Purchases	12,620,096	2,660,560	15,280,656
Sales	12,974,656	2,576,123	15,550,779

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
High Yield Bond Fund
Purchases	697	1,156,797	1,157,494
Sales	682	1,211,614	1,212,296
Conservative Income Fund
Purchases	—	—	—
Sales	—	—	—
Tax-Free Conservative Income Fund
Purchases	—	—	—
Sales	—	—	—
Real Return Fund
Purchases	105,241	—	105,241
Sales	109,323	—	109,323
Dynamic Asset Allocation Fund
Purchases	—	127,745	127,745
Sales	—	255,490	255,490
Multi-Strategy Alternative Fund
Purchases	—	1,699,275	1,699,275
Sales	—	1,662,743	1,662,743
Multi-Asset Accumulation Fund
Purchases	317,017	1,090,418	1,407,435
Sales	639,516	917,528	1,557,044
Multi-Asset Income Fund
Purchases	652,466	514,330	1,166,796
Sales	682,017	568,114	1,250,131
Multi-Asset Inflation Managed Fund
Purchases	295,244	151,618	446,862
Sales	400,725	109,412	510,137
Multi-Asset Capital Stability Fund
Purchases	165,386	73,721	239,107
Sales	194,813	63,268	258,081

9. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of The Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds have each requested private letter rulings from the Internal Revenue Service (“IRS”) concluding that the income generated from their investment in their respective Subsidiaries, each of which invests in commodity-linked derivatives, will be “qualifying income” for regulated investment company (“RIC”) qualification purposes, regardless of whether actual distributions are made to the Funds by the respective Subsidiary.

In July 2011, the IRS suspended the issuance of private letter rulings regarding the investment by RICs into controlled foreign corporations which principally invest in commodities, such as the Subsidiaries, indicating that it was reconsidering its policies surrounding the issuance of these rulings. The Dynamic Commodity Strategy, Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds have secured an opinion

SEI Institutional Managed Trust / Annual Report / September 30, 2020	393

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2020

of counsel based on customary representations that actual distributions made to the Funds should be treated as “qualifying income”. The Treasury released a proposed regulation in October 2016 stating that income inclusion from a controlled foreign corporation is treated as dividends i.e. qualifying income only to the extent that the Funds received cash distributions from the subsidiary. The Treasury released a final regulation in March 2019 reversing its position on the proposed regulation by removing the cash distribution requirement. As a conservative measure, the Funds will continue to follow their existing distribution policy.

The Real Estate Fund has a tax year that ends on December 31. The following tax disclosures are representative as of September 30, 2020, except for the permanent reclassification and tax character of distributions, which are as of December 31, 2019. Accordingly, the disclosures are for informational use by shareholders and are subject to change attributable to activity through the end of the tax year-ending December 31, 2020.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature.

The permanent differences are primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset backed securities for tax purposes, defaulted bond basis adjustments, reclassification of long term capital gain distributions on REIT securities, reclassification of income and expense from swap transactions, Treasury Infiation-Protected Securities and net operating losses, basis adjustments for investments in partnerships, and gains and losses on passive foreign investment companies, expiration of capital loss carryforwards, collateralized loan obligation basis adjustments, utilization of earnings and profits on shareholder redemptions, certain foreign currency related transactions, payment of excise tax, and non-taxable in-kind redemptions. The permanent differences that is charged or credited to Paid In Capital and Distributable Earnings are primarily related to equalization deemed distribution, net operating losses and distribution in excess of net investment income have been reclassified to/from the following accounts as of September 30, 2020:

	Distributable Earnings (Loss) ($Thousands)	Paid-in- Capital ($ Thousands)
S&P 500 Index Fund	(6,610)	6,610
Small Cap Growth Fund	1,530	(1,530)
Core Fixed Income Fund	175	(175)

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the fiscal years or periods ended September 30, 2020 or September 30, 2019 (unless otherwise indicated) was as follows:

	Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Tax Exempt Income ($ Thousands)	Total ($ Thousands)
Large Cap Fund
2020	$30,110	$138,016	$—	$—	$168,126
2019	63,187	249,425	—	—	312,612
Large Cap Value Fund
2020	27,594	24,141	—	—	51,735
2019	38,436	101,919	—	—	140,355
Large Cap Growth Fund
2020	3,649	82,982	—	—	86,631
2019	26,844	148,720	—	—	175,564
Large Cap Index Fund
2020	8,948	351	—	—	9,299
2019	5,225	226	—	—	5,451
Tax-Managed Large Cap Fund
2020	50,899	294,034	—	—	344,933
2019	45,630	27,405	—	—	73,035
S&P 500 Index Fund
2020	14,528	24,598	—	—	39,126
2019	17,279	14,403	—	—	31,682
Small Cap Fund
2020	1,132	—	35	—	1,167

394	SEI Institutional Managed Trust / Annual Report / September 30, 2020

	Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Tax Exempt Income ($ Thousands)	Total ($ Thousands)
2019	$27,739	$51,099	$—	$—	$78,838
Small Cap Value Fund
2020	3,780	—	—	—	3,780
2019	9,854	24,382	—	—	34,236
Small Cap Growth Fund
2020	—	11,363	—	—	11,363
2019	9,428	36,322	—	—	45,750
Tax-Managed Small/Mid Cap Fund
2020	3,010	18,580	—	—	21,590
2019	4,292	66,298	—	—	70,590
Mid-Cap Fund
2020	1,139	1,401	—	—	2,540
2019	4,906	8,115	—	—	13,021
U.S. Managed Volatility Fund
2020	33,108	53,884	—	—	86,992
2019	46,210	140,953	—	—	187,163
Global Managed Volatility Fund
2020	32,195	36,904	—	—	69,099
2019	35,198	86,795	—	—	121,993
Tax-Managed Managed Volatility Fund
2020	16,585	25,458	—	—	42,043
2019	17,492	30,837	—	—	48,329
Tax-Managed International Managed Volatility Fund
2020	11,126	—	—	—	11,126
2019	8,922	—	—	—	8,922
Real Estate Fund
2020	4,524	6,547	—	—	11,071
2019	1,882	9,180	—	—	11,062
Core Fixed Income Fund
2020	139,848	—	—	—	139,848
2019	118,680	—	—	—	118,680
High Yield Bond Fund
2020	98,605	—	—	—	98,605
2019	115,162	—	—	—	115,162
Conservative Income Fund
2020	2,635	—	—	—	2,635
2019	6,029	—	—	—	6,029
Tax-Free Conservative Income Fund
2020	—	—	7	1,199	1,206
2019	—	5	—	2,440	2,445
Real Return Fund
2020	1,379	—	—	—	1,379
2019	6,427	—	—	—	6,427
Dynamic Asset Allocation Fund
2020	13,342	—	—	—	13,342
2019	14,835	—	—	—	14,835
Multi-Strategy Alternative Fund
2020	4,831	—	—	—	4,831
2019	8,425	14,279	—	—	22,704
Multi-Asset Accumulation Fund
2020	207,206	128,753	—	—	335,959
2019	77,546	7,028	—	—	84,574
Multi-Asset Income Fund
2020	37,096	—	—	—	37,096
2019	35,715	—	—	—	35,715
Multi-Asset Inflation Managed Fund

SEI Institutional Managed Trust / Annual Report / September 30, 2020	395

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2020

	Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Tax Exempt Income ($ Thousands)	Total ($ Thousands)
2020	$12,952	$—	$—	$—	$12,952
2019	16,073	—	—	—	16,073
Multi-Asset Capital Stability Fund
2020	24,566	1,679	—	—	26,245
2019	3,823	—	—	—	3,823

As of September 30, 2020, the components of Distributable Earnings/(Accumulated Losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Undistributed Tax-Exempt Income ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Large Cap Fund	$4,091	$41,245	$—	$—	$—	$—	$539,556	$(7)	$584,885
Large Cap Value Fund	11,826	—	—	—	(50,305)	—	111,577	(4)	73,094
Large Cap Growth Fund	5,554	128,928	—	—	—	—	767,396	(2)	901,876
Large Cap Index Fund	2,069	—	—	—	(2,936)	—	106,169	—	105,302
Tax-Managed Large Cap Fund	8,901	55,586	—	—	—	—	1,965,007	4	2,029,498
S&P 500 Index Fund	2,465	37,716	—	—	—	—	556,649	14	596,844
Small Cap Fund	—	—	—	(18,476)	(15,828)	—	32,534	(2)	(1,772)
Small Cap Value Fund	933	—	—	(9,305)	(15,219)	—	(17,206)	(3)	(40,800)
Small Cap Growth Fund	—	—	—	(795)	(4,483)	(1,178)	35,257	2	28,803
Tax-Managed Small/Mid Cap Fund	120	—	—	(7,116)	(16,115)	—	216,246	3	193,138
Mid-Cap Fund	202	—	—	(978)	(5,296)	—	5,460	(2)	(614)
U.S. Managed Volatility Fund	4,767	688	—	—	(7,243)	—	178,619	2	176,833
Global Managed Volatility Fund	2,371	—	—	—	(3,346)	—	91,908	1	90,934
Tax-Managed Managed Volatility Fund	2,402	7,103	—	—	—	—	374,143	(1)	383,647
Tax-Managed International Managed
Volatility Fund	5,007	—	—	(28,140)	(20,772)	—	40,997	1	(2,907)
Real Estate Fund	—	—	—	—	—	—	5,812	(4)	5,808
Core Fixed Income Fund	127,154	41,756	—	—	—	—	145,110	(28,981)	285,039
High Yield Bond Fund	21,474	—	—	(66,464)	(25,248)	—	(205,441)	(8,301)	(283,980)
Conservative Income Fund	11	—	—	—	—	—	69	(9)	71
Tax-Free Conservative Income Fund	—	—	—	(14)	—	—	34	(4)	16
Real Return Fund	958	—	—	(4,814)	—	—	10,087	(988)	5,243
Dynamic Asset Allocation Fund	41,597	—	—	(487)	—	—	268,157	—	309,267
Multi-Strategy Alternative Fund	8,035	—	—	—	—	—	(3,898)	(2,197)	1,940
Multi-Asset Accumulation Fund	35,063	107,280	—	—	—	(44,442)	(240,536)	(15,304)	(157,939)
Multi-Asset Income Fund	2,967	—	—	(2,206)	(19,726)	—	36,827	(2,964)	14,898
Multi-Asset Inflation Managed Fund	7,595	—	—	(44,688)	(10,457)	—	(133,319)	(5,146)	(186,015)
Multi-Asset Capital Stability Fund	84	8,366	—	—	—	—	14,591	(6,778)	16,263

Post October losses represent losses realized on investment transactions from November 1, 2019 through September 30, 2020 that, in accordance with Federal income tax regulations, the Funds may defer and treat as having arisen in the following fiscal year. Deferred Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2020 through September 30, 2020 and specified losses realized on investment transactions from November 1, 2019 through September 30, 2020, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2011 for an unlimited period. However, any losses incurred during those future taxable years are required to be utilized

396	SEI Institutional Managed Trust / Annual Report / September 30, 2020

prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards are more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total * ($ Thousands)
Small Cap Fund	$18,476	$–	$18,476
Small Cap Value Fund	9,305	–	9,305
Small Cap Growth Fund	795	–	795
Tax-Managed Small/Mid Cap Fund	6,584	532	7,116
Mid-Cap Fund	569	409	978
Tax-Free Conservative Fund	14	–	14
Tax-Managed International Managed
Volatility Fund	28,004	136	28,140
High Yield Bond Fund	1,519	64,945	66,464
Real Return Fund	–	4,814	4,814
Dynamic Asset Allocation Fund	487	–	487
Multi-Asset Income Fund	1,926	280	2,206
Multi-Asset Inflation Managed Fund	41,871	2,817	44,688

*	This table should be used in conjunction with the capital loss carryforwards table.

(1)	The Utilization is subject to a limitation.

During the fiscal year ended September 30, 2020, the following Funds utilized capital loss carryforward to offset capital gains:

Amount Utilized ($ Thousands)
Real Return	$453
Core Fixed Income Fund	1,763
Dynamic Asset Allocation	19,297
Multi-Asset Income Fund	–

For Federal income tax purposes, the cost of investments owned at September 30, 2020, and the net realized gains or losses on investments sold for the period, were different from amounts reported for financial reporting purposes primarily due to investments in partnerships that captures losses from other securities, and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at September 30, 2020, were as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Large Cap Fund	$1,522,811	$643,991	$(104,435)	$539,556

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Large Cap Value Fund	$1,136,962	$224,215	$(112,638)	$111,577
Large Cap Growth Fund	811,381	777,734	(10,338)	767,396
Large Cap Index Fund	600,196	160,944	(54,775)	106,169
Tax-Managed Large Cap Fund	1,857,041	1,992,502	(27,495)	1,965,007
S&P 500 Index Fund	290,541	579,570	(22,921)	556,649
Small Cap Fund	512,981	94,767	(62,233)	32,534
Small Cap Value Fund	321,834	37,576	(54,782)	(17,206)
Small Cap Growth Fund	304,004	63,043	(27,786)	35,257
Tax-Managed Small/Mid Cap Fund	562,048	231,989	(15,743)	216,246
Mid-Cap Fund	64,464	9,473	(4,013)	5,460
U.S. Managed Volatility Fund	1,467,949	267,156	(88,537)	178,619
Global Managed Volatility Fund	963,462	138,841	(46,933)	91,908
Tax-Managed Managed Volatility Fund	560,441	377,831	(3,688)	374,143
Tax-Managed International Managed Volatility Fund	330,617	53,365	(12,368)	40,997
Real Estate Fund	85,321	15,789	(9,977)	5,812
Core Fixed Income Fund	4,583,369	195,929	(50,819)	145,110
High Yield Bond Fund	1,634,780	61,492	(266,933)	(205,441)
Conservative Income Fund	340,402	69	—	69
Tax-Free Conservative Income Fund	218,292	35	(1)	34
Real Return Fund	249,737	19,297	(9,210)	10,087
Dynamic Asset Allocation Fund	462,205	330,240	(62,083)	268,157
Multi-Strategy Alternative Fund	450,401	22,667	(26,565)	(3,898)
Multi-Asset Accumulation Fund	2,079,254	81,927	(322,463)	(240,536)
Multi-Asset Income Fund	833,424	80,483	(43,656)	36,827
Multi-Asset Inflation Managed Fund	1,102,072	75,339	(208,658)	(133,319)
Multi-Asset Capital Stability Fund	519,433	15,307	(716)	14,591

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2020, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

10.	SECURITIES LENDING

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria

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September 30, 2020

established by the Board. These loans may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or restricted from recovering the loomed securities or disposing of the collateral for the loan, which could give rise to loss because at adverse market actions expenses and/ or delays in connection with the disposition of the underlying securities.

Cash collateral received in connection with securities lending is invested in eligible securities by the lending agent. These investments may include the SEI Liquidity Fund L.P. (“Liquidity Fund”), and the Fund bears its pro rata portion of the Liquidity Fund’s expenses and is subject to the risk of loss in the underlying investments of the Liquidity Fund. There is no guarantee that these investments will not lose value.

The following is a summary of securities lending agreements held by certain Funds which would be subject to offset as of September 30, 2020

($ Thousands):

	Securities Loaned at Value	Cash Collateral Received (1)	Net Amount
Large Cap Fund	$14,527	$14,527	$–
Large Cap Value Fund	2,679	2,679	–
Large Cap Growth Fund	8,910	8,910	–
Large Cap Index Fund	901	901	–
Tax-Managed Large Cap Fund	47,399	47,399	–
S&P 500 Index Fund	345	345	–
Small Cap Fund	14,063	14,063	–
Small Cap Value Fund	7,551	7,551	–
Small Cap Growth Fund	13,861	13,861	–
Tax-Managed Small/Mid Cap Fund	27,598	27,598	–
U.S. Managed Volatility Fund	12,727	12,727	–
Global Managed Volatility Fund	11,118	11,118	–
Tax-Managed Managed Volatility Fund	3,389	3,389	–
Tax-Managed International Managed
Volatility Fund	7,433	7,433	–
Core Fixed Income Fund	7,567	7,459	–

(1)

Excess collateral received in connection with the above securities lending transactions is not shown for financial reporting purposes. See each Fund’s Summary Schedule of Investments or Schedule of Investments for the total collateral received.

11. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, Management believes that, based on experience, the risk of loss from such claims is considered remote.

To the extent consistent with its investment strategy a Fund may have one or more of the following principle risks:

Arbitrage Strategies Risk — Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. The Fund may realize losses or a reduced rate of return if underlying relationships among securities in which it takes investment positions change in an adverse manner or if a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets

398	SEI Institutional Managed Trust / Annual Report / September 30, 2020

backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade ( junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Call Risk — Issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. The Fund may be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Bonds may be called due to falling interest rates or non-economical circumstances.

Collateralized Debt Obligations (CDOs) and

Collateralized Loan Obligations (CLOs) Risk — CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CDOs or CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO’s or CLO’s expenses.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Commodity Investments and Derivatives Risk — Commodity investments and derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity related equity returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses. The value of a commodity investment or a derivative investment in commodities is typically based upon the price movements of a physical commodity, a commodity futures contract or commodity index or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment, changes in interest rates or factors affecting a particular industry or commodity, such as natural disasters, weather and U.S. and international economic, political and regulatory developments.

Commodity-Linked Securities Risk — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses.

Concentration Risk — A downturn in the financial services industry would impact the Fund more than a portfolio that does not concentrate in securities issued by companies in the financial services industry.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the

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September 30, 2020

same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund’s investments in securities or other investments denominated in, and/ or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk — The Fund’s use of futures contracts is subject to leverage risk, correlation risk, liquidity risk and market risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Directional or Tactical Strategies Risk — Directional or tactical strategies usually use long and short positions, which entail predicting the direction that particular securities or sectors or the overall market might move. Directional or tactical strategies may utilize leverage and hedging. There may be a significant risk of loss if the Fund’s judgment is incorrect as to the direction, timing or extent of expected movements of particular securities or sectors or the market as a whole.

Distressed Securities Risk — Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Distressed securities are at high risk for default.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Economic Risks of Global Health Events — Global health events and pandemics, such as COVID-19, have the ability to affect—quickly, drastically and substantially the economies of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID-19 around the world in 2020 resulted in a substantial number of nations implementing social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. Further, it has caused significant volatility in U.S. and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

Equity Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Equity market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Event-Driven Strategies Risk — Event-driven strategies involve making evaluations and predictions about both the likelihood that a particular event in the life of a company will occur and the impact such an event will have on the value of the company’s securities. The transaction in which such a company is involved may be unsuccessful, take considerable time (or longer than anticipated) or may result in a distribution of cash or a new security, the value of which may be less than the purchase price of the company’s security. If an

400	SEI Institutional Managed Trust / Annual Report / September 30, 2020

anticipated transaction does not occur, the Fund may be required to sell its securities at a loss.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Exchange-Traded Notes (ETNs) Risk — The value of an ETN is subject to the credit risk of the issuer.

There may not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or the ETN may be delisted by the listing exchange.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Financial Services Industry Risk — The Conservative Income Fund’s portfolio is concentrated in investments in securities issued by companies in the financial services industry. The financial services industry is subject to extensive government regulation. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Financial services companies are highly dependent on short-term interest rates and typically will be adversely affected by economic downturns or changes in banking regulations.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the

Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Income Risk — An investment in the Fund is subject to income risk, which is the possibility that the Fund’s yield will decline due to falling interest rates.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company and Exchange-Traded Funds (ETFs) Risk — When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of

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September 30, 2020

liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Investment in the Subsidiary Risk — A Subsidiary is not registered under the Investment Company Act of 1940 (the 1940 Act) and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in a Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and a Subsidiary, respectively, are organized, could result in the inability of the Fund and/or a Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage Risk — The Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Master Limited Partnership (MLP) Risk — Investments in units of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP, including a conflict arising as a result of incentive distribution payments. The benefit the Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be a reduction in the after-tax return to the Fund of distributions from the MLP, likely causing a reduction in the value of the Fund’s shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. The Internal Revenue Code of 1986, as amended, provides that the Fund is permitted to invest up to 25% of its assets in one or more qualified publicly traded partnerships (QPTPs), which will include certain MLPs, and treat the income allocated by such QPTPs as qualifying income for purposes of the

402	SEI Institutional Managed Trust / Annual Report / September 30, 2020

regulated investment company annual qualifying income requirements described in “Taxes” below.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer term securities usually respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations. Municipal obligations may be underwritten or guaranteed by a relatively small number of financial services firms, so changes in the municipal securities market that affect those firms may decrease the availability of municipal instruments in the market, thereby making it difficult for the Sub-Adviser to identify and obtain appropriate investments for the Fund’s portfolio. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by the Fund. Any changes in the financial condition of municipal issuers may also adversely affect the value of the Fund’s securities.

Non-Diversified Risk — The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds are non-diversified, which means that they may invest in the securities of relatively few issuers. As a result, these Funds may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Private Placements Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those

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September 30, 2020

originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. The Fund’s investments are concentrated in issuers conducting business in the real estate industry, and therefore the Fund is subject to risks associated with legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Repurchase Agreement Risk — Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund’s recovery of collateral.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the Fund’s share price. In addition, shorting a future contract may require posting only a margin that may amount to less than the notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Tax Risk — The Fund may gain most of its exposure to the commodities markets through its investment in a Subsidiary, which invests in commodity investments and derivative instruments. To the extent the Fund invests in such instruments directly, it will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce nonqualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended. The tax treatment of certain commodity-linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions. The Fund intends to hold certain commodity-related investments indirectly through a Subsidiary. The Fund believes that income from the Subsidiary will be qualifying income because it expects that the Subsidiary will make annual distributions of its earnings and profits. The Fund intends to secure an opinion of counsel based on customary representations that actual distributions made to the Fund from its Subsidiary should be treated as “qualifying income.” If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders.

Taxation Risk — The Fund is managed to minimize tax consequences to investors, but will likely earn taxable income and gains from time to time.

Tracking Error Risk — The risk that the Fund’s performance may vary substantially from the

404	SEI Institutional Managed Trust / Annual Report / September 30, 2020

performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund’s investments and the index’s components and other factors.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

The foregoing is not intended to be a complete discussion of the risks associated with investing in a Fund. Please review each Fund’s current prospectus for additional disclosures regarding the principal risks associated with investing in a Fund.

12. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of September 30, 2020, SPTC held of record the following percentage of outstanding shares of each Fund:

Fund	% Held
Large Cap Fund
Class F	97.81%
Class Y	17.67
Large Cap Value Fund
Class F	93.70%
Class I	12.28
Class Y	99.52
Large Cap Growth Fund
Class F	91.50%
Class I	12.80
Class Y	98.73
Large Cap Index Fund
Class F	99.58%
Tax-Managed Large Cap Fund
Class F	86.57%
Class Y	55.84
S&P 500 Index Fund
Class F	49.12%
Class I	23.43

Fund	% Held
Small Cap Fund
Class F	98.21%
Class Y	24.85
Small Cap Value Fund
Class F	94.23%
Class I	7.56
Class Y	99.52
Small Cap Growth Fund
Class F	91.84%
Class I	9.44
Class Y	97.81
Tax-Managed Small/Mid Cap Fund
Class F	92.38%
Class Y	53.26
Mid-Cap Fund
Class F	84.23%
Class I	0.00
Class Y	42.08
U.S. Managed Volatility Fund
Class F	91.37%
Class I	0.00
Class Y	7.32
Global Managed Volatility Fund
Class F	95.79%
Class I	0.00
Class Y	44.74
Tax-Managed Managed Volatility Fund
Class F	87.95%
Class Y	66.89
Tax-Managed International Managed Volatility Fund
Class F	96.87%
Class Y	85.35
Real Estate Fund
Class F	75.50%
Class I	0.00
Class Y	52.61
Core Fixed Income Fund
Class F	96.14%
Class I	32.73
Class Y	51.56
High Yield Bond Fund
Class F	97.10%
Class I	0.00
Class Y	56.11
Conservative Income Fund
Class F	98.73%
Class Y	25.60
Tax-Free Conservative Income Fund
Class F	98.57%
Class Y	71.21
Real Return Fund
Class F	98.63%
Class Y	39.15

SEI Institutional Managed Trust / Annual Report / September 30, 2020	405

Notes to Financial Statements/Consolidated Notes to Financial Statements (Concluded)

September 30, 2020

Fund	% Held
Dynamic Asset Allocation Fund
Class F	97.49%
Class Y	15.23
Multi-Strategy Alternative Fund
Class F	98.02%
Class Y	72.55
Multi-Asset Accumulation Fund
Class F	98.30%
Class Y	14.11
Multi-Asset Income Fund
Class F	96.08%
Class Y	55.30
Multi-Asset Inflation Managed Fund
Class F	98.43%
Class Y	18.45
Multi-Asset Capital Stability Fund
Class F	98.74%
Class Y	18.55

SPTC is not a direct service provider to the SEI Funds. However, SPTC performs a role in the comprehensive investment solution that SEI provides to investors. SPTC holds shares in the Funds as custodian for shareholders that are clients of independent registered investment advisers, financial planners, bank trust departments and other financial advisers. SPTC maintains omnibus accounts at the Fund’s transfer agent.

13. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management elected to early adopt the removal and modifications of certain disclosures and delay the adoption of additional disclosures until the effective date.

14. REGULATORY MATTERS

In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR very likely will cease to be published after that time. Various financial industry groups have begun planning for that transition, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Fund’s performance or NAV.

15. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of September 30, 2020.

406	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees

SEI Institutional Managed Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Large Cap Fund, Large Cap Value Fund, Large Cap Growth Fund, Large Cap Index Fund, Tax-Managed Large Cap Fund, S&P 500 Index Fund, Small Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small/Mid Cap Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, Tax-Managed Managed Volatility Fund, Tax-Managed International Managed Volatility Fund, and Real Estate Fund, including the summary schedules of investments, and the statements of assets and liabilities of the Core Fixed Income Fund, High Yield Bond Fund, Conservative Income Fund, Tax-Free Conservative Income Fund, Real Return Fund, Multi-Strategy Alternative Fund, Multi-Asset Income Fund, and Multi-Asset Capital Stability Fund (twenty-four of the twenty-seven funds comprising the SEI Institutional Managed Trust (the Trust)), including the schedules of investments, as of September 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods presented therein. We have also audited the accompanying consolidated statements of assets and liabilities of the Dynamic Asset Allocation Fund, including the consolidated summary schedule of investments, and the consolidated statements of assets and liabilities of the Multi-Asset Accumulation Fund and Multi-Asset Inflation Managed Fund (three of the twenty-seven funds comprising the Trust) (the twenty-seven funds collectively, the Funds), including the consolidated schedules of investments, as of September 30, 2020, the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the consolidated statement of cash flows for the year then ended for the Multi-Asset Inflation Managed Fund, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years or periods presented therein. In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, the cash flows of the Multi-Asset Inflation Managed Fund for the year then ended, and the financial highlights and consolidated financial highlights for each of the years or periods presented therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with custodians, transfer agents, and brokers or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	407

Report of Independent Registered Public Accounting Firm (Concluded)

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

November 27, 2020

408	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Trustees and Officers of the Trust (Unaudited)

The following chart lists Trustees and Officers as of September 30, 2020.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5794.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee

INTERESTED TRUSTEES

Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 74 yrs. old	Chairman of the Board of Trustees*	since 1989	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	92	President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust from 2015 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 80 yrs. old	Trustee*	since 1986	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	92	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds from 1991 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund from 2014 to 2018. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, Schroder Series Trust, Schroder Global Series Trust and SEI Catholic Values Trust.

TRUSTEES

George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 77 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	92	Member of the independent review committee for SEI’s Canadian-registered mutual funds from 2011 to 2017. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust from 1996 to 2017. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust and New Covenant Funds.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	409

Trustees and Officers of the Trust (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee

TRUSTEES (continued)

Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 63 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	92	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

James M. Williams One Freedom Valley Drive, Oaks, PA 19456 72 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	92	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 78 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	92	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, The KP Funds, New Covenant Funds and SEI Catholic Values Trust.

Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 77 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	92	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 65 years old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernest & Young LLP from 2006- 2015. Partner Ernest & Young LLP from 1997-2015. Prudential, 1983-1997.Member of the Ernst & Young LLP Retirement Investment Committee, Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation.	92	Trustee of SEI Insurance Products Trust from 2016 to 2020. Trustee of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

James B. Taylor One Freedom Valley Drive Oaks, PA 19456 69 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Tech Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	92	Trustee of SEI Insurance Products Trust from 2018 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

Christine Reynolds One Freedom Valley Drive Oaks, PA 19456 62 years old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2008. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	92	Trustee of SEI Insurance Products Trust from 2019 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Catholic Values Trust and New Covenant Funds.

410	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee

OFFICERS

Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 74 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A

Peter A. Rodriguez One Freedom Valley Drive Oaks, PA 19456 58 yrs. old	Controller and Chief Financial Officer	since 2020	Director, Fund Accounting, SEI Investments Global Funds Services since April 2020 and previously from March 2011 to March 2015; Director, Financial Reporting from June 2017 to March 2020. Director, Centralized Operations from March 2015 to June 2017.	N/A	N/A

Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 46 yrs. old	Assistant Controller	since 2017	Director, Fund Accounting, SEI Investments Global Funds Services since April 2020 and previously from March 2011 to March 2015; Director, Financial Reporting from June 2017 to March 2020. Director, Centralized Operations from March 2015 to June 2017.	N/A	N/A

Russell Emery One Freedom Valley Drive Oaks, PA 19456 57 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust from 2013 to 2020. Chief Compliance Officer of The KP Funds since 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III since 2014. Chief Compliance Officer of Winton Series Trust from 2014 to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund from 2014 to 2018. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015. Chief Compliance Officer of Schroder Series Trust and Schroder Global Series Trust since 2017.	N/A	N/A

Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 52 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A

Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 49 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A

David F. McCann One Freedom Valley Drive, Oaks, PA 19456 44 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A

Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 52 yrs. old	Vice President	since 2012	Director of Global Investment Product Management since January 2004.	N/A	N/A

Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 39 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust and New Covenant Funds.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	411

Disclosure of Fund Expenses (Unaudited)

September 30, 2020

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on this page illustrates your fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Annualized Expense Ratios	Expenses Paid During Period *

Large Cap Fund
Actual Fund Return

Class F Shares	$1,000.00	$1,293.80	0.89%	$5.07
Class Y Shares	1,000.00	1,294.30	0.64	3.66
Hypothetical 5% Return

Class F Shares	$1,000.00	$1,020.58	0.89%	$4.47

Class Y Shares	1,000.00	1,021.81	0.64	3.23

Large Cap Value Fund
Actual Fund Return

Class F Shares	$1,000.00	$1,194.00	0.89%	$4.88

Class I Shares	1,000.00	1,192.20	1.11	6.08

Class Y Shares	1,000.00	1,195.70	0.64	3.51
Hypothetical 5% Return

Class F Shares	$1,000.00	$1,020.55	0.89%	$4.50

Class I Shares	1,000.00	1,019.45	1.11	5.60

Class Y Shares	1,000.00	1,021.80	0.64	3.23

	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Annualized Expense Ratios	Expenses Paid During Period *

Large Cap Growth Fund
Actual Fund Return

Class F Shares	$1,000.00	$1,420.40	0.89%	$5.35

Class I Shares	1,000.00	1,418.60	1.11	6.68

Class Y Shares	1,000.00	1,421.90	0.64	3.87
Hypothetical 5% Return

Class F Shares	$1,000.00	$1,020.58	0.89%	$4.47

Class I Shares	1,000.00	1,019.48	1.11	5.58

Class Y Shares	1,000.00	1,021.81	0.64	3.23

Large Cap Index Fund
Actual Fund Return

Class F Shares	$1,000.00	$1,330.50	0.25%	$1.46
Hypothetical 5% Return

Class F Shares	$1,000.00	$1,023.75	0.25%	$1.26

412	SEI Institutional Managed Trust / Annual Report / September 30, 2020

	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Annualized Expense Ratios	Expenses Paid During Period *
Tax-Managed Large Cap Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,266.90	0.88%	$5.04
Class Y Shares	1,000.00	1,268.50	0.64	3.63
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.55	0.88%	$4.50
Class Y Shares	1,000.00	1,021.80	0.64	3.23
S&P 500 Index Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,311.40	0.25%	$1.45
Class I Shares	1,000.00	1,308.90	0.65	3.73
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,023.75	0.25%	$1.27
Class I Shares	1,000.00	1,021.77	0.65	3.27
Small Cap Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,311.40	1.14%	$6.55
Class Y Shares	1,000.00	1,313.80	0.89	5.13
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.34	1.14%	$5.72
Class Y Shares	1,000.00	1,020.57	0.89	4.48
Small Cap Value Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,271.30	1.14%	$6.47
Class I Shares	1,000.00	1,270.30	1.36	7.72
Class Y Shares	1,000.00	1,273.00	0.89	5.06
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.30	1.14%	$5.76
Class I Shares	1,000.00	1,018.20	1.36	6.86
Class Y Shares	1,000.00	1,020.55	0.89	4.50
Small Cap Growth Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,402.80	1.11%	$6.47
Class I Shares	1,000.00	1,401.00	1.36	8.72
Class Y Shares	1,000.00	1,404.40	0.86	5.06
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.49	1.11%	$5.76
Class I Shares	1,000.00	1,018.24	1.36	6.86
Class Y Shares	1,000.00	1,020.72	0.86	4.50
Tax-Managed Small/Mid Cap Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,278.30	1.11%	$6.28
Class Y Shares	1,000.00	1,280.20	0.89	5.04
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.48	1.11%	$5.57
Class Y Shares	1,000.00	1,020.58	0.89	4.47

	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Annualized Expense Ratios	Expenses Paid During Period *
Mid-Cap Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,305.30	0.98%	$5.65
Class I Shares	1,000.00	1,303.80	1.20	6.91
Class Y Shares	1,000.00	1,306.90	0.73	4.27
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.10	0.98%	$4.95
Class I Shares	1,000.00	1,019.00	1.20	6.06
Class Y Shares	1,000.00	1,021.30	0.73	3.74
U.S. Managed Volatility Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,176.00	0.90%	$4.90
Class I Shares	1,000.00	1,174.50	1.15	6.25
Class Y Shares	1,000.00	1,177.50	0.65	3.54
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.50	0.90%	$4.55
Class I Shares	1,000.00	1,019.25	1.15	5.81
Class Y Shares	1,000.00	1,021.75	0.65	3.29
Global Managed Volatility Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,145.40	1.11%	$5.95
Class I Shares	1,000.00	1,144.30	1.36	7.29
Class Y Shares	1,000.00	1,146.20	0.86	4.61
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.45	1.11%	$5.60
Class I Shares	1,000.00	1,018.20	1.36	6.86
Class Y Shares	1,000.00	1,020.70	0.86	4.34
Tax-Managed Managed Volatility Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,175.20	1.00%	$5.44
Class Y Shares	1,000.00	1,176.00	0.75	4.08
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.00	1.00%	$5.05
Class Y Shares	1,000.00	1,021.25	0.75	3.79
Tax-Managed International Managed Volatility Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,144.30	1.11%	$5.95
Class Y Shares	1,000.00	1,145.30	0.86	4.61
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.45	1.11%	$5.60
Class Y Shares	1,000.00	1,020.70	0.86	4.34
Real Estate Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,125.70	1.14%	$6.06
Class I Shares	1,000.00	1,123.80	1.36	7.22
Class Y Shares	1,000.00	1,127.20	0.89	4.73
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.30	1.14%	$5.76
Class I Shares	1,000.00	1,018.20	1.36	6.86
Class Y Shares	1,000.00	1,020.55	0.89	4.50

SEI Institutional Managed Trust / Annual Report / September 30, 2020	413

Disclosure of Fund Expenses (Unaudited) (Concluded)

September 30, 2020

	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Annualized Expense Ratios	Expenses Paid During Period *
Core Fixed Income Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,060.30	0.66%	$3.40
Class I Shares	1,000.00	1,060.10	0.88	4.53
Class Y Shares	1,000.00	1,061.60	0.41	2.11
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,021.70	0.66%	$3.34
Class I Shares	1,000.00	1,020.60	0.88	4.45
Class Y Shares	1,000.00	1,022.95	0.41	2.07
High Yield Bond Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,152.00	0.89%	$4.79
Class I Shares	1,000.00	1,149.80	1.11	5.97
Class Y Shares	1,000.00	1,153.40	0.64	3.45
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.55	0.89%	$4.50
Class I Shares	1,000.00	1,019.45	1.11	5.60
Class Y Shares	1,000.00	1,021.80	0.64	3.23
Conservative Income Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,001.80	0.30%	$1.50
Class Y Shares	1,000.00	1,002.20	0.20	1.00
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,023.50	0.30%	$1.52
Class Y Shares	1,000.00	1,024.00	0.20	1.01
Tax-Free Conservative Income Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,001.20	0.30%	$1.45
Class Y Shares	1,000.00	1,001.60	0.20	0.95
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,023.55	0.30%	$1.47
Class Y Shares	1,000.00	1,024.05	0.20	0.96
Real Return Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,046.40	0.45%	$2.30
Class Y Shares	1,000.00	1,046.50	0.35	1.79
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,022.75	0.45%	$2.28
Class Y Shares	1,000.00	1,023.25	0.35	1.77

	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Annualized Expense Ratios	Expenses Paid During Period *
Dynamic Asset Allocation Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,319.80	0.75%	$4.34
Class Y Shares	1,000.00	1,321.30	0.50	2.90
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,021.26	0.75%	$3.78
Class Y Shares	1,000.00	1,022.50	0.50	2.53
Multi-Strategy Alternative Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,112.50	1.44%	$7.61
Class Y Shares	1,000.00	1,113.70	1.19	7.26
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,035.90	1.44%	$6.29
Class Y Shares	1,000.00	1,038.00	1.19	6.01
Multi-Asset Accumulation Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,099.00	1.17%	$6.14
Class Y Shares	1,000.00	1,100.70	0.92	4.83
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.15	1.17%	$5.91
Class Y Shares	1,000.00	1,020.40	0.92	4.65
Multi-Asset Income Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,156.80	0.80%	$4.31
Class Y Shares	1,000.00	1,157.40	0.70	3.78
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,021.00	0.80%	$4.04
Class Y Shares	1,000.00	1,021.50	0.70	3.54
Multi-Asset Inflation Managed Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,054.90	1.38%	$7.08
Class Y Shares	1,000.00	1,056.20	1.13	5.81
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,018.11	1.38%	$6.96
Class Y Shares	1,000.00	1,019.35	1.13	5.70
Multi-Asset Capital Stability Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,029.00	0.62%	$3.14
Class Y Shares	1,000.00	1,030.00	0.52	2.64
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,021.90	0.62%	$3.13
Class Y Shares	1,000.00	1,022.40	0.52	2.63

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one- half year period shown).

414	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Review of the Liquidity Risk Management Program (Unaudited)

September 30, 2020

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the SIMC Liquidity Risk Oversight Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on March 24, 2020, the Trustees received a report from the SIMC Liquidity Risk Oversight Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The SIMC Liquidity Risk Oversight Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented on December 1, 2018. The SIMC Liquidity Risk Oversight Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The SIMC Liquidity Risk Oversight Committee further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	415

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited)

SEI Institutional Managed Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Investment Advisory Agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”) cast in person at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of any Investment Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In the case of the initial approval of a Sub-Advisory Agreement, only the approval of a majority of the Board, including a majority of the Independent Trustees, is required, pursuant to an exemptive order that has been granted to the Trust by the Securities and Exchange Commission. In connection with their consideration of such initial approvals and renewals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the first half of the Trust’s fiscal year, the Board requested and received written materials from SIMC and certain Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

416	SEI Institutional Managed Trust / Annual Report / September 30, 2020

At the March 23-25, 2020 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, certain Sub-Advisory Agreements were either initially approved or, if the Sub-Advisory Agreements were already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the first half of the Trust’s fiscal year on December 3-4, 2019 and March 24-25, 2020. In each case, the Board’s approval (or renewal) was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds (except when such metric was not available due to a limited operating history) and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses (including, solely with respect to the Multi-Strategy Alternative Fund, underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding certain amounts, as well as SIMC’s and its affiliates’ contractual waiver of their management and other fees with respect to the S&P 500 Index and Core Fixed Income Funds to prevent total Fund operating expenses from exceeding specified caps, and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board

SEI Institutional Managed Trust / Annual Report / September 30, 2020	417

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited) (Concluded)

took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

418	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Notice to Shareholders (Unaudited)

For shareholders who do not have a September 30, 2020, taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2020, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended September 30, 2020, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Return of Capital (Tax Basis)	(B) Long Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	(D) Tax-Exempt Income Distribution (Tax Basis)	Total Distributions (Tax Basis)	(E) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)
Large Cap Fund	0.00%	82.09%	17.91%	0.00%	100.00%	100.00%
Large Cap Value Fund	0.00%	46.66%	53.34%	0.00%	100.00%	95.20%
Large Cap Growth Fund	0.00%	95.79%	4.21%	0.00%	100.00%	68.87%
Large Cap Index Fund	0.00%	3.77%	96.23%	0.00%	100.00%	96.91%
Tax-Managed Large Cap Fund	0.00%	85.24%	14.76%	0.00%	100.00%	100.00%
S&P 500 Index Fund	0.00%	68.23%	31.77%	0.00%	100.00%	98.89%
Small Cap Fund	3.11%	0.00%	96.89%	0.00%	100.00%	100.00%
Small Cap Value Fund	0.00%	0.00%	100.00%	0.00%	100.00%	79.59%
Small Cap Growth Fund	0.00%	100.00%	0.00%	0.00%	100.00%	0.00%
Tax-Managed Small/Mid Cap Fund	0.00%	86.06%	13.94%	0.00%	100.00%	100.00%
Mid-Cap Fund	0.00%	55.14%	44.86%	0.00%	100.00%	83.80%
U.S. Managed Volatility Fund	0.00%	61.94%	38.06%	0.00%	100.00%	97.84%
Global Managed Volatility Fund	0.00%	53.41%	46.59%	0.00%	100.00%	47.11%
Tax-Managed Managed Volatility Fund	0.00%	60.55%	39.45%	0.00%	100.00%	100.00%
Tax-Managed International Managed
Volatility Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.01%
Real Estate Fund	0.00%	60.55%	39.45%	0.00%	100.00%	0.00%
Core Fixed Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%
High Yield Bond Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%
Conservative Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%
Tax-Free Conservative Income Fund	0.58%	0.00%	0.00%	99.42%	100.00%	0.00%
Real Return Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%
Dynamic Asset Allocation Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%
Multi-Strategy Alternative Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.40%
Multi-Asset Accumulation Fund	0.00%	38.32%	61.68%	0.00%	100.00%	0.15%
Multi-Asset Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%	4.47%
Multi-Asset Inflation Managed Fund	0.00%	0.00%	100.00%	0.00%	100.00%	7.43%
Multi-Asset Capital Stability Fund	0.00%	6.40%	93.60%	0.00%	100.00%	1.28%

SEI Institutional Managed Trust / Annual Report / September 30, 2020	419

Notice to Shareholders (Unaudited) (Concluded)

	(F) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Qualifying Business Income (6)
Large Cap Fund	100.00%	0.00%	0.01%	0.00%	0.00%
Large Cap Value Fund	97.36%	0.00%	0.00%	0.00%	0.00%
Large Cap Growth Fund	68.96%	0.00%	0.00%	0.00%	0.00%
Large Cap Index Fund	97.70%	0.00%	0.03%	100.00%	0.00%
Tax-Managed Large Cap Fund	100.00%	0.00%	0.00%	0.00%	0.00%
S&P 500 Index Fund	99.10%	0.00%	0.02%	100.00%	0.00%
Small Cap Fund	100.00%	0.00%	1.50%	0.00%	0.00%
Small Cap Value Fund	82.65%	0.00%	0.00%	0.00%	0.00%
Small Cap Growth Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Tax-Managed Small/Mid Cap Fund	100.00%	0.00%	0.90%	0.00%	0.00%
Mid-Cap Fund	84.02%	0.00%	0.00%	0.00%	0.00%
U.S. Managed Volatility Fund	98.29%	0.00%	0.01%	100.00%	0.00%
Global Managed Volatility Fund	93.39%	0.00%	0.10%	0.00%	0.00%
Tax-Managed Managed Volatility Fund	100.00%	0.00%	0.01%	0.00%	0.00%
Tax-Managed International Managed Volatility Fund	100.00%	0.00%	0.11%	0.00%	0.00%
Real Estate Fund	0.00%	0.00%	0.00%	0.00%	100.00%
Core Fixed Income Fund	0.00%	6.97%	33.09%	100.00%	0.00%
High Yield Bond Fund	0.00%	0.00%	81.49%	0.00%	1.34%
Conservative Income Fund	0.00%	0.78%	96.91%	100.00%	0.00%
Tax-Free Conservative Income Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Real Return Fund	0.00%	0.00%	67.25%	0.00%	0.00%
Dynamic Asset Allocation Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Multi-Strategy Alternative Fund	1.81%	0.00%	25.53%	0.00%	0.00%
Multi-Asset Accumulation Fund`	0.32%	0.00%	0.79%	100.00%	0.00%
Multi-Asset Income Fund	4.65%	0.00%	72.41%	100.00%	48.34%
Multi-Asset Inflation Managed Fund	7.56%	0.00%	14.97%	0.00%	0.00%
Multi-Asset Capital Stability Fund	2.52%	0.00%	14.41%	100.00%	0.00%

The Funds intend to pass through foreign tax credit to shareholders. For the fiscal year ended September 30, 2020, the amount of foreign source income and foreign tax credit are as follows:

Fund	Foreign Source Income	Foreign Tax Credit Pass Through
Tax-Managed International Managed Volatility Fund	$1,413,564	$1,406,064

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2019. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the SEI Institutional Trust, who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the amount of ordinary dividend income that qualified for 20% Business Income Deduction.

Items	(A) and (B) are based on the percentage of each Fund’s total distribution.

420	SEI Institutional Managed Trust / Annual Report / September 30, 2020

Items (C), (D) and (E) are based on the percentage of ordinary income distributions of each Fund.

Item (F) is based on the percentage of gross income of each Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	421

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SEI Institutional Managed Trust / Annual Report / September 30, 2020

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Christine Reynolds

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter Rodriguez

Controller and Chief Financial Officer

Glenn Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

SEI-F-87 (9/20)

Item 2.     Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions.

Item 3.     Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has three audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote, George J. Sullivan, Jr. and Hubert L. Harris, Jr.. Ms. Cote and Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.     Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2020 and 2019 as follows:

		Fiscal Year 2020			Fiscal Year 2019
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$974,060	N/A	$0	$956,875	$0	N/A
(b)	Audit- Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees (3)	$0	$0	$0	$0	$0	$0

(d)	All Other Fees(2)	$0	$534,502	$0	$0	$289,100	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.
(3)	Tax fees include amounts related to tax compliance and consulting services

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2020	Fiscal 2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2020 and 2019 were $534,502 and $289,100, respectively. Non-audit fees consist of a SSAE No. 16 review of fund accounting and administration operations and an attestation report in accordance with Rule 17Ad-13.

(h) During the past fiscal year, the Registrant’s principal accountant provided certain non-audit services to the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of the Registrant’s Board of Trustees reviewed and considered these non-audit services provided by the Registrant’s principal accountant to the Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.    Investments

The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Large Cap Fund, Large Cap Value Fund, Large Cap Growth Fund, Large Cap Index Fund, Tax-Managed Large Cap Fund, S&P 500 Index Fund, Small Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small/Mid Cap Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, Tax-Managed Managed Volatility Fund, Tax-Managed International Managed Volatility Fund, Real Estate Fund, and Dynamic Asset Allocation Fund are listed below. The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Core Fixed Income Fund, High Yield Bond Fund, Conservative Income Fund, Tax-Free Conservative Income Fund, Real Return Fund, Multi-Strategy Alternative Fund, Multi-Asset Accumulation Fund, Multi-Asset Income Fund, Multi-Asset Inflation Managed Fund and Multi-Asset Capital Stability Fund is included as part of the report to shareholders filed under Item 1 of this form.

SCHEDULE OF INVESTMENTS

September 30, 2020

Large Cap Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 99.2%

Communication Services — 5.9%
Alphabet Inc, Cl A *	9,728	$14,257
Alphabet Inc, Cl C *	1,577	2,318
AT&T Inc	360,271	10,271
Comcast Corp, Cl A	322,884	14,937
Facebook Inc, Cl A *	122,609	32,111
Fox Corp	14,250	397
Match Group Inc *	8,644	956
Netflix Inc *	6,810	3,405
Pinterest Inc, Cl A *	185,741	7,710
Spotify Technology SA *	12,889	3,127
TEGNA Inc	131,810	1,549
T-Mobile US Inc *	83,072	9,500
Verizon Communications Inc	348,594	20,738
Zynga Inc, Cl A *	47,844	436

		121,712

Consumer Discretionary — 12.0%
Alibaba Group Holding ADR *	50,499	14,846
Amazon.com Inc, Cl A *	16,137	50,811
Best Buy Co Inc	82,718	9,206
BorgWarner Inc	363,366	14,077
Bright Horizons Family Solutions Inc *	2,809	427
Brinker International Inc *	24,507	1,047
Carnival Corp *(A)	59,440	902
Darden Restaurants Inc	32,350	3,259
Dick’s Sporting Goods Inc	71,308	4,127
Dillard’s Inc, Cl A (A)	14,199	519
Dollar General Corp	62,630	13,128
DR Horton Inc	43,190	3,266
eBay Inc	191,197	9,961
Foot Locker Inc, Cl A	57,494	1,899
Ford Motor Co *	152,816	1,018
General Motors Co *	277,570	8,213
Goodyear Tire & Rubber Co/The *	63,073	484
Harley-Davidson Inc, Cl A	78,861	1,935
Kohl’s Corp *	46,679	865
Lear Corp *	27,328	2,980
Leggett & Platt Inc	78,382	3,227
Lennar Corp, Cl A	6,546	535
Lowe’s Cos Inc	131,189	21,759
Lululemon Athletica Inc *	7,722	2,543
Magna International Inc, Cl A	69,414	3,176
MercadoLibre Inc *	2,290	2,479
NIKE Inc, Cl B	51,105	6,416
O’Reilly Automotive Inc *	17,020	7,848
PulteGroup Inc	227,047	10,510
Ross Stores Inc *	148,633	13,870
Royal Caribbean Cruises Ltd *	25,223	1,633
Starbucks Corp	49,414	4,246
Target Corp, Cl A	73,957	11,642
Tesla Inc *	5,888	2,526
Ulta Beauty Inc *	7,485	1,676

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Vail Resorts Inc *	5,449	$1,166
Whirlpool Corp	27,260	5,013
Wyndham Destinations Inc	43,982	1,353
Yum China Holdings Inc *	17,946	950

		245,538

Consumer Staples — 7.4%
Altria Group Inc	157,178	6,073
Coca-Cola Co/The	108,722	5,368
Coca-Cola European Partners PLC	78,224	3,036
Conagra Brands Inc	268,905	9,603
Ingredion Inc	89,406	6,766
J M Smucker Co/The	96,631	11,163
Kraft Heinz Co/The	32,618	977
Kroger Co/The	771,150	26,150
Molson Coors Beverage Co, Cl B *	168,794	5,665
Monster Beverage Corp *	5,068	406
PepsiCo Inc	69,802	9,675
Philip Morris International Inc	152,724	11,453
Pilgrim’s Pride Corp *(A)	84,795	1,269
Procter & Gamble Co/The	8,177	1,136
Sysco Corp, Cl A	287,393	17,882
Tyson Foods Inc, Cl A	120,839	7,187
Unilever NV	360,186	21,755
US Foods Holding Corp *	79,940	1,776
Walgreens Boots Alliance Inc	107,539	3,863

		151,203

Energy — 1.8%
BP PLC ADR	179,628	3,136
Canadian Natural Resources Ltd	173,812	2,783
Chevron Corp	171,525	12,350
ConocoPhillips	123,466	4,055
Devon Energy Corp	180,549	1,708
HollyFrontier Corp	89,043	1,755
Marathon Petroleum Corp	185,625	5,446
Phillips 66	56,572	2,933
Valero Energy Corp	63,165	2,736

		36,902

Financials — 14.1%
Aflac Inc	237,177	8,621
Allstate Corp/The	20,140	1,896
Ameriprise Financial Inc	25,787	3,974
Annaly Capital Management Inc ‡	749,406	5,336
Assured Guaranty Ltd	18,296	393
Banco Santander SA ADR *(A)	543,339	1,005
Bank of America Corp	1,057,602	25,478
Bank of New York Mellon Corp/The	34,527	1,186
Berkshire Hathaway Inc, Cl B *	119,081	25,357
BlackRock Inc	3,135	1,767
Capital One Financial Corp	219,455	15,770
Charles Schwab Corp/The	230,432	8,349
CIT Group Inc	24,733	438

SEI Institutional Managed Trust / Annual Report / September 30, 2020	1

SCHEDULE OF INVESTMENTS

September 30, 2020

Large Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Citigroup Inc	382,822	$16,504
Citizens Financial Group Inc	91,232	2,306
Comerica Inc	44,417	1,699
Discover Financial Services	51,876	2,997
Essent Group Ltd	54,272	2,009
Everest Re Group Ltd	6,429	1,270
Fifth Third Bancorp	218,622	4,661
First Republic Bank/CA	120,561	13,148
Goldman Sachs Group Inc/The	8,969	1,802
Hartford Financial Services Group Inc/The	39,190	1,444
Intercontinental Exchange Inc	50,100	5,012
JPMorgan Chase & Co	135,358	13,031
KeyCorp	155,139	1,851
KKR & Co Inc	55,247	1,897
Lincoln National Corp	51,216	1,605
Markel Corp *	14,103	13,732
Marsh & McLennan Cos Inc	103,606	11,884
MetLife Inc	13,335	496
MFA Financial Inc ‡	177,344	475
Moody’s Corp	39,148	11,347
Morgan Stanley	84,421	4,082
PNC Financial Services Group Inc/The	13,677	1,503
Popular Inc	49,902	1,810
Progressive Corp/The	4,517	428
Prudential Financial Inc	6,456	410
Radian Group Inc	84,483	1,234
Regions Financial Corp	253,557	2,923
Reinsurance Group of America Inc, Cl A	5,459	520
S&P Global Inc	42,177	15,209
SLM Corp	335,544	2,715
State Street Corp	201,677	11,965
T Rowe Price Group Inc	3,799	487
Travelers Cos Inc/The	21,675	2,345
Two Harbors Investment Corp ‡	494,781	2,518
US Bancorp	240,062	8,606
Voya Financial Inc	83,766	4,015
Wells Fargo & Co	226,274	5,320
Willis Towers Watson PLC	53,595	11,192
Zions Bancorp NA	111,259	3,251

		289,273

Health Care — 16.2%
AbbVie Inc	65,551	5,742
Agilent Technologies Inc	47,500	4,795
Alexion Pharmaceuticals Inc *	48,114	5,506
Align Technology Inc *	5,948	1,947
AmerisourceBergen Corp, Cl A	106,610	10,333
Amgen Inc, Cl A	83,193	21,144
AstraZeneca PLC ADR	32,144	1,762
Becton Dickinson and Co	64,212	14,941
Biogen Inc *	14,183	4,023
Boston Scientific Corp *	133,317	5,094
Bristol-Myers Squibb Co	224,491	13,535

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Cardinal Health Inc	43,195	$2,028
CVS Health Corp	315,444	18,422
Danaher Corp, Cl A	57,686	12,422
DaVita Inc *	25,364	2,172
DexCom Inc *	6,345	2,616
Gilead Sciences Inc	45,204	2,856
Guardant Health Inc *	22,149	2,476
HCA Healthcare Inc *	43,262	5,394
Hill-Rom Holdings Inc	9,975	833
Humana Inc	28,530	11,808
Jazz Pharmaceuticals PLC *	41,757	5,954
Johnson & Johnson	233,859	34,817
McKesson Corp	30,243	4,504
Medtronic PLC	56,702	5,892
Merck & Co Inc	432,144	35,846
Mettler-Toledo International Inc *	9,566	9,238
Mylan NV *	134,041	1,988
Pfizer Inc	332,936	12,219
Quidel Corp *	7,339	1,610
Regeneron Pharmaceuticals Inc *	11,069	6,196
Teleflex Inc	37,086	12,625
UnitedHealth Group Inc	82,445	25,704
Vertex Pharmaceuticals Inc *	41,075	11,178
Zimmer Biomet Holdings Inc	97,355	13,254

		330,872

Industrials — 9.4%
3M Co	36,960	5,920
AGCO Corp	49,960	3,711
Allison Transmission Holdings Inc	79,368	2,789
American Airlines Group Inc *(A)	48,305	594
AMETEK Inc	110,646	10,998
Chart Industries Inc *	54,973	3,863
Cintas Corp	13,785	4,588
CSX Corp	25,998	2,019
Cummins Inc	43,439	9,173
Delta Air Lines Inc, Cl A *	36,240	1,108
Emerson Electric Co	62,550	4,101
FedEx Corp	30,481	7,667
Fortive Corp	150,927	11,502
HD Supply Holdings Inc *	35,626	1,469
Honeywell International Inc	158,289	26,056
Huntington Ingalls Industries Inc, Cl A	16,674	2,347
L3Harris Technologies Inc	55,396	9,408
ManpowerGroup Inc	29,203	2,141
MasTec Inc *	31,740	1,339
Nordson Corp	12,984	2,491
Otis Worldwide Corp	92,610	5,781
Owens Corning	14,534	1,000
Raytheon Technologies Corp	51,071	2,939
Rockwell Automation Inc	47,298	10,438
Roper Technologies Inc	30,611	12,095
Spirit AeroSystems Holdings Inc, Cl A	26,805	507

2	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Large Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Stanley Black & Decker Inc	88,404	$14,339
Textron Inc	87,866	3,171
Timken Co/The	90,317	4,897
TransDigm Group Inc *	13,606	6,464
Trex Co Inc *	10,232	733
Uber Technologies Inc *	66,264	2,417
Union Pacific Corp	11,599	2,284
United Airlines Holdings Inc *	24,631	856
WW Grainger Inc	33,540	11,966

		193,171

Information Technology — 22.7%
Adobe Inc *	62,259	30,534
Advanced Micro Devices Inc *	23,197	1,902
Amdocs Ltd	6,700	385
Amphenol Corp, Cl A	28,176	3,051
Apple Inc	560,820	64,949
Applied Materials Inc	146,722	8,723
Arista Networks Inc *	12,641	2,616
Automatic Data Processing Inc	24,504	3,418
Avalara Inc *	18,228	2,321
Cadence Design Systems Inc *	14,606	1,557
Ciena Corp *	9,788	388
Cisco Systems Inc	151,519	5,968
Cognizant Technology Solutions Corp, Cl A	6,236	433
Crowdstrike Holdings Inc, Cl A *	11,328	1,556
DXC Technology Co *	23,705	423
Fidelity National Information Services Inc, Cl B	82,786	12,187
Fiserv Inc, Cl A *	53,932	5,558
Fortinet Inc *	19,347	2,279
Global Payments Inc	88,067	15,639
Hewlett Packard Enterprise Co	262,573	2,460
HP Inc	130,088	2,470
Intel Corp	213,871	11,074
International Business Machines Corp	24,273	2,953
Intuit Inc	80,673	26,316
IPG Photonics Corp *	22,061	3,750
Lam Research Corp	27,062	8,978
Marvell Technology Group Ltd	114,440	4,543
Microchip Technology Inc	196,410	20,183
Micron Technology Inc *	39,443	1,852
Microsoft Corp	242,452	50,995
Monolithic Power Systems Inc	1,542	431
Motorola Solutions Inc	83,174	13,043
NVIDIA Corp	18,136	9,816
NXP Semiconductors NV	51,083	6,376
ON Semiconductor Corp *	128,798	2,794
Oracle Corp, Cl B	102,994	6,149
PayPal Holdings Inc *	89,171	17,569
Qorvo Inc *	9,899	1,277
QUALCOMM Inc	155,874	18,343
RingCentral Inc, Cl A *	6,672	1,832

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
salesforce.com *	89,011	$22,370
SAP SE ADR	94,600	14,740
Seagate Technology PLC	77,003	3,794
Teradyne Inc	5,223	415
Trade Desk Inc/The, Cl A *	1,679	871
Visa Inc, Cl A	139,382	27,872
Vishay Intertechnology Inc	103,407	1,610
Xerox Holdings Corp	45,344	851
Xilinx Inc	148,834	15,514

		465,128

Materials — 4.3%
Air Products and Chemicals Inc	29,483	8,782
Alcoa Corp *	129,441	1,505
AptarGroup Inc	26,627	3,014
Arconic *	45,841	873
Avery Dennison Corp	80,276	10,263
Berry Global Group Inc *	7,848	379
Cabot Corp	44,229	1,594
Celanese Corp, Cl A	33,551	3,605
Corteva Inc	148,085	4,266
Crown Holdings Inc *	54,160	4,163
DuPont de Nemours Inc	38,689	2,146
Eastman Chemical Co	76,545	5,980
Ecolab Inc	54,146	10,821
Freeport-McMoRan Inc, Cl B *	184,624	2,888
Huntsman Corp	243,905	5,417
Linde PLC	25,508	6,074
LyondellBasell Industries NV, Cl A	22,251	1,569
Newmont Corp	45,153	2,865
O-I Glass Inc, Cl I *	109,476	1,159
Reliance Steel & Aluminum Co	27,414	2,797
Sherwin-Williams Co/The, Cl A	6,519	4,542
Steel Dynamics Inc	57,542	1,647
Westrock Co	41,760	1,451

		87,800

Real Estate — 2.5%
American Homes 4 Rent, Cl A ‡	185,198	5,274
American Tower Corp, Cl A ‡	43,396	10,490
Boston Properties Inc ‡	30,673	2,463
Crown Castle International Corp ‡	125,992	20,978
Diversified Healthcare Trust ‡	179,413	632
Gaming and Leisure Properties Inc ‡	78,682	2,906
Host Hotels & Resorts Inc *‡	200,026	2,158
Omega Healthcare Investors Inc ‡	62,357	1,867
Service Properties Trust ‡	98,409	782
VEREIT Inc ‡	471,027	3,062

		50,612

Utilities — 2.9%
Exelon Corp	216,462	7,741
FirstEnergy Corp	235,122	6,750
NextEra Energy Inc	55,064	15,284

SEI Institutional Managed Trust / Annual Report / September 30, 2020	3

SCHEDULE OF INVESTMENTS

September 30, 2020

Large Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
NRG Energy Inc	116,872	$3,593
PPL Corp	324,102	8,819
Sempra Energy	38,023	4,500
UGI Corp	201,792	6,655
Vistra Corp	340,776	6,427

		59,769

Total Common Stock (Cost $1,461,671) ($ Thousands)		2,031,980

AFFILIATED PARTNERSHIP — 0.7%
SEI Liquidity Fund, L.P.
0.100% **†(B)	14,828,210	14,838

Total Affiliated Partnership (Cost $14,829) ($ Thousands)		14,838

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 0.8%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	15,549,418	$15,549

Total Cash Equivalent (Cost $15,549) ($ Thousands)		15,549

Total Investments in Securities — 100.7% (Cost $1,492,049) ($ Thousands)		$2,062,367

A list of the open futures contracts held at September 30, 2020 is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
S&P 500 Index E-MINI	53	Dec-2020	$8,755	$8,883	$128
S&P Mid Cap 400 Index E-MINI	4	Dec-2020	729	742	13

			$9,484	$9,625	$141

Percentages are based on Net Assets of $2,047,377 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2020 (see Note 10). The total market value of securities on loan at September 30, 2020 was $14,527 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2020 was $14,838 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

S&P— Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	2,031,980	–	–	2,031,980
Affiliated Partnership	–	14,838	–	14,838
Cash Equivalent	15,549	–	–	15,549

Total Investments in Securities	2,047,529	14,838	–	2,062,367

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	141	–	–	141

Total Other Financial Instruments	141	–	–	141

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Large Cap Fund (Continued)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$29,711	$333,261	$(348,138)	$5	$(1)	$14,838	14,828,210	$286	$—
SEI Daily Income Trust, Government Fund, Cl F	22,022	462,452	(468,925)	—	—	15,549	15,549,418	139	—

Totals	$51,733	$795,713	$(817,062)	$5	$(1)	$30,387		$425	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	5

SCHEDULE OF INVESTMENTS

September 30, 2020

Large Cap Value Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.7%

Communication Services — 7.6%
AT&T Inc	1,174,859	$33,495
BCE Inc	325,173	13,485
Comcast Corp, Cl A	220,014	10,178
Facebook Inc, Cl A *	21,541	5,642
Fox Corp	167,773	4,669
News Corp, Cl A	17,119	240
Omnicom Group Inc	78,907	3,906
TEGNA Inc	207,913	2,443
Verizon Communications Inc	298,718	17,771
ViacomCBS Inc, Cl B	92,057	2,578

		94,407

Consumer Discretionary — 9.5%
Best Buy Co Inc	70,456	7,841
BorgWarner Inc	64,697	2,506
Brinker International Inc *	12,981	555
Carnival Corp *(A)	56,355	856
Darden Restaurants Inc	24,002	2,418
Dick’s Sporting Goods Inc	41,401	2,396
DR Horton Inc	13,719	1,038
eBay Inc	147,177	7,668
Foot Locker Inc, Cl A	48,988	1,618
Ford Motor Co *	192,027	1,279
General Motors Co *	368,443	10,902
Genuine Parts Co	148,224	14,107
Lear Corp *	25,073	2,734
Lennar Corp, Cl A	7,707	630
Lowe’s Cos Inc	69,017	11,447
Magna International Inc, Cl A	29,713	1,359
PulteGroup Inc	221,581	10,257
Royal Caribbean Cruises Ltd	9,299	602
Target Corp, Cl A	200,822	31,613
Ulta Beauty Inc *	12,966	2,904
Whirlpool Corp	16,140	2,968
Wyndham Destinations Inc	21,991	676

		118,374

Consumer Staples — 9.0%
Altria Group Inc	171,459	6,625
Diageo PLC ADR	58,368	8,035
Ingredion Inc	77,909	5,896
J M Smucker Co/The	17,876	2,065
Kimberly-Clark Corp	86,741	12,808
Kraft Heinz Co/The	72,282	2,165
Kroger Co/The	428,225	14,521
Molson Coors Beverage Co, Cl B *	144,940	4,864
Philip Morris International Inc	197,767	14,831
Pilgrim’s Pride Corp *	22,340	334
Procter & Gamble Co/The	47,243	6,566
TreeHouse Foods Inc *	33,898	1,374
Tyson Foods Inc, Cl A	120,546	7,170
Unilever NV	172,247	10,404

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Walgreens Boots Alliance Inc	227,099	$8,158
Walmart Inc	48,774	6,824

		112,640

Energy — 4.0%
BP PLC ADR	134,107	2,342
Canadian Natural Resources Ltd	133,180	2,132
Chevron Corp	191,290	13,773
ConocoPhillips	365,716	12,010
Devon Energy Corp	39,550	374
Exxon Mobil Corp	220,170	7,558
HollyFrontier Corp	71,368	1,407
Marathon Petroleum Corp	102,442	3,006
Phillips 66	83,815	4,345
Valero Energy Corp	77,386	3,352

		50,299

Financials — 18.2%
Aflac Inc	68,086	2,475
Allstate Corp/The	35,576	3,349
Ameriprise Financial Inc	29,427	4,535
Annaly Capital Management Inc ‡	714,334	5,086
Banco Santander SA ADR *(A)	715,757	1,324
Bank of America Corp	947,713	22,830
Bank of New York Mellon Corp/The	201,580	6,922
Berkshire Hathaway Inc, Cl B *	51,321	10,928
BlackRock Inc	4,788	2,698
Capital One Financial Corp	32,423	2,330
Charles Schwab Corp/The	37,013	1,341
Chubb Ltd	99,531	11,558
Citigroup Inc	509,423	21,961
Citizens Financial Group Inc	131,190	3,317
Comerica Inc	47,951	1,834
Discover Financial Services	64,266	3,713
Essent Group Ltd	30,779	1,139
Everest Re Group Ltd	13,064	2,581
Fifth Third Bancorp	113,014	2,409
Goldman Sachs Group Inc/The	11,167	2,244
Hartford Financial Services Group Inc/The	38,984	1,437
JPMorgan Chase & Co	308,612	29,710
KeyCorp	125,944	1,503
KKR & Co Inc	54,103	1,858
Lincoln National Corp	25,951	813
MetLife Inc	76,945	2,860
Morgan Stanley	292,933	14,163
PNC Financial Services Group Inc/The	28,629	3,147
Popular Inc	58,412	2,119
Principal Financial Group Inc, Cl A	25,962	1,045
Prudential Financial Inc	54,813	3,482
Radian Group Inc	69,482	1,015
Regions Financial Corp	201,984	2,329
Reinsurance Group of America Inc, Cl A	16,152	1,537
SLM Corp	315,938	2,556

SEI Institutional Managed Trust / Annual Report / September 30, 2020	1

SCHEDULE OF INVESTMENTS

September 30, 2020

Large Cap Value Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
State Street Corp	47,517	$2,819
Synchrony Financial	78,552	2,056
T Rowe Price Group Inc	27,031	3,466
Travelers Cos Inc/The	54,308	5,876
Truist Financial Corp	279,754	10,645
Two Harbors Investment Corp ‡	288,028	1,466
Unum Group	23,185	390
Voya Financial Inc	105,231	5,044
Wells Fargo & Co	347,438	8,168
Zions Bancorp NA	105,676	3,088

		227,166

Health Care — 14.6%
AbbVie Inc	35,209	3,084
Alexion Pharmaceuticals Inc *	45,394	5,194
AmerisourceBergen Corp, Cl A	19,296	1,870
Amgen Inc, Cl A	15,504	3,941
AstraZeneca PLC ADR	15,016	823
Baxter International Inc	12,635	1,016
Biogen Inc *	12,444	3,530
Bristol-Myers Squibb Co	132,673	7,999
Cardinal Health Inc	81,214	3,813
CVS Health Corp	130,111	7,598
DaVita Inc *	6,450	552
Eli Lilly and Co	58,043	8,592
Gilead Sciences Inc	81,054	5,122
HCA Healthcare Inc *	35,479	4,424
Jazz Pharmaceuticals PLC *	45,471	6,484
Johnson & Johnson	195,097	29,046
McKesson Corp	39,871	5,938
Medtronic PLC	136,072	14,141
Merck & Co Inc	256,713	21,294
Mylan NV *	58,786	872
Novartis AG ADR	159,130	13,838
Pfizer Inc	801,968	29,432
Regeneron Pharmaceuticals Inc *	3,882	2,173
Zimmer Biomet Holdings Inc	4,468	608

		181,384

Industrials — 10.1%
3M Co	61,376	9,831
AGCO Corp	40,664	3,020
Allison Transmission Holdings Inc	68,559	2,409
American Airlines Group Inc *(A)	41,207	506
Chart Industries Inc *	79,820	5,609
Cummins Inc	49,555	10,464
Delta Air Lines Inc, Cl A *	83,459	2,552
Emerson Electric Co	3,748	246
FedEx Corp	28,164	7,084
General Dynamics Corp	74,669	10,336
HD Supply Holdings Inc *	69,144	2,852
Honeywell International Inc	1,588	261
Huntington Ingalls Industries Inc, Cl A	15,906	2,239

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Johnson Controls International plc	448,493	$18,321
ManpowerGroup Inc	55,146	4,044
MasTec Inc *	21,646	914
Owens Corning	10,021	690
PACCAR Inc	44,233	3,772
Quanta Services Inc	4,668	247
Raytheon Technologies Corp	209,293	12,043
Robert Half International Inc	17,762	940
Siemens AG ADR (B)	197,944	13,787
Spirit AeroSystems Holdings Inc, Cl A	43,367	820
Textron Inc	73,052	2,636
Timken Co/The	50,058	2,714
United Airlines Holdings Inc *	55,557	1,931
United Parcel Service Inc, Cl B	36,874	6,144

		126,412

Information Technology — 10.5%
Amdocs Ltd	85,464	4,907
Applied Materials Inc	62,102	3,692
Arista Networks Inc *	15,129	3,131
Arrow Electronics Inc, Cl A *	34,306	2,699
Broadcom Inc	16,221	5,910
Cisco Systems Inc	433,981	17,095
Cognizant Technology Solutions Corp, Cl A	89,433	6,208
Corning Inc, Cl B	17,534	568
DXC Technology Co	104,602	1,867
Hewlett Packard Enterprise Co	479,116	4,489
HP Inc	436,539	8,290
Intel Corp	615,695	31,881
International Business Machines Corp	45,435	5,528
IPG Photonics Corp *	12,332	2,096
Lam Research Corp	9,078	3,012
Marvell Technology Group Ltd	74,411	2,954
Micron Technology Inc *	50,426	2,368
Microsoft Corp	49,419	10,394
ON Semiconductor Corp *	54,324	1,178
Oracle Corp, Cl B	151,211	9,027
Seagate Technology PLC	48,818	2,405
Vishay Intertechnology Inc	27,120	422
Xerox Holdings Corp	70,863	1,330

		131,451

Materials — 6.1%
Alcoa Corp *	58,263	678
Arconic *	21,703	413
Berry Global Group Inc *	21,032	1,016
Cabot Corp	38,287	1,380
Celanese Corp, Cl A	55,215	5,933
Corteva Inc	148,785	4,287
Crown Holdings Inc *	83,664	6,430
Dow Inc	153,907	7,241
DuPont de Nemours Inc	42,979	2,384
Eastman Chemical Co	107,242	8,378

2	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Large Cap Value Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Freeport-McMoRan Inc, Cl B *	196,659	$3,076
Huntsman Corp	239,010	5,308
International Paper Co	143,790	5,829
LyondellBasell Industries NV, Cl A	43,433	3,062
Newmont Corp	82,239	5,218
O-I Glass Inc, Cl I *	117,858	1,248
PPG Industries Inc	28,537	3,484
Reliance Steel & Aluminum Co	42,909	4,378
Steel Dynamics Inc	124,165	3,555
Westrock Co	77,285	2,685

		75,983

Real Estate — 3.1%
Boston Properties Inc ‡	45,740	3,673
Gaming and Leisure Properties Inc ‡	70,424	2,601
Healthpeak Properties Inc ‡	440,095	11,948
Host Hotels & Resorts Inc *‡	245,572	2,650
Medical Properties Trust Inc ‡	14,735	260
Omega Healthcare Investors Inc ‡	71,538	2,142
VEREIT Inc ‡	636,690	4,138
Welltower Inc ‡	209,752	11,555

		38,967

Utilities — 6.0%
Consolidated Edison Inc	30,909	2,405
Duke Energy Corp	102,886	9,111
Exelon Corp	281,066	10,051
FirstEnergy Corp	162,424	4,663
MDU Resources Group Inc	132,082	2,972
NextEra Energy Inc	92,226	25,598

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
NRG Energy Inc	92,753	$2,851
PPL Corp	248,938	6,774
UGI Corp	111,195	3,667
Vistra Energy Corp	367,956	6,940

		75,032

Total Common Stock (Cost $1,081,871) ($ Thousands)		1,232,115

AFFILIATED PARTNERSHIP — 0.2%
SEI Liquidity Fund, L.P.
0.100% **†(C)	2,816,100	2,813

Total Affiliated Partnership (Cost $2,816) ($ Thousands)		2,813

CASH EQUIVALENT — 1.1%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	13,610,816	13,611

Total Cash Equivalent (Cost $13,611) ($ Thousands)		13,611

Total Investments in Securities — 100.0% (Cost $1,098,298) ($ Thousands)		$1,248,539

A list of the open futures contracts held at September 30, 2020 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
S&P 500 Index E-MINI	24	Dec-2020	$4,018	$4,022	$4
S&P Mid Cap 400 Index E-MINI	21	Dec-2020	3,919	3,897	(22)

			$7,937	$7,919	$(18)

Percentages are based on Net Assets of $1,248,215 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2020 (see Note 10). The total market value of securities on loan at September 30, 2020 was $2,679 ($ Thousands).

(B)	Securities considered illiquid. The total value of such securities as of September 30, 2020 was $13,787 ($ Thousands) and represented 1.1% of the Net Assets of the Fund.

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2020 was $2,813 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P — Standard & Poor’s

SEI Institutional Managed Trust / Annual Report / September 30, 2020	3

SCHEDULE OF INVESTMENTS

September 30, 2020

Large Cap Value Fund (Continued)

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,232,115	–	–	1,232,115
Affiliated Partnership	–	2,813	–	2,813
Cash Equivalent	13,611	–	–	13,611

Total Investments in Securities	1,245,726	2,813	–	1,248,539

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	4	–	–	4
Unrealized Depreciation	(22)	–	–	(22)

Total Other Financial Instruments	(18)	–	–	(18)

* Futures contracts are valued at the unrealized appreciation(depreciation) on the instrument.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$899	$162,180	$(160,265)	$3	$(4)	$2,813	2,816,100	$132	$—
SEI Daily Income Trust, Government Fund, Cl F	17,909	254,289	(258,587)	—	—	13,611	13,610,816	117	—

Totals	$18,808	$416,469	$(418,852)	$3	$(4)	$16,424		$249	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Large Cap Growth Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 99.0%

Communication Services — 11.1%
Alphabet Inc, Cl A *	20,771	$30,442
Alphabet Inc, Cl C *	18,421	27,072
Facebook Inc, Cl A *	208,782	54,680
IAC/InterActiveCorp *	961	115
Liberty Media Corp-Liberty SiriusXM *	8,874	294
Match Group Inc *	4,579	507
Netflix Inc *	26,086	13,044
Pinterest Inc, Cl A *	248,934	10,333
Sea ADR *	75,812	11,678
Spotify Technology SA *	1,175	285
T-Mobile US Inc *	218,244	24,958
Zynga Inc, Cl A *	31,700	289

		173,697

Consumer Discretionary — 16.6%
Alibaba Group Holding ADR *	105,731	31,083
Amazon.com Inc, Cl A *	34,997	110,196
AutoZone Inc *	18,115	21,333
Best Buy Co Inc	3,676	409
Booking Holdings Inc *	153	262
Bright Horizons Family Solutions Inc *	2,447	372
Dick’s Sporting Goods Inc	7,339	425
Domino’s Pizza Inc	787	335
eBay Inc	66,437	3,461
Garmin Ltd	5,123	486
Home Depot Inc/The	9,496	2,637
Las Vegas Sands Corp *	50,097	2,338
Lennar Corp, Cl A	113,243	9,250
Lowe’s Cos Inc	137,178	22,752
Lululemon Athletica Inc *	34,643	11,410
MercadoLibre Inc *	3,511	3,801
NIKE Inc, Cl B	91,789	11,523
Target Corp, Cl A	2,384	375
Tesla Inc *	32,995	14,155
TJX Cos Inc/The	218,854	12,179
Vail Resorts Inc *	6,414	1,372
Williams-Sonoma Inc	3,472	314
Yum China Holdings Inc *	5,939	315

		260,783

Consumer Staples — 4.2%
Colgate-Palmolive Co	135,082	10,422
Estee Lauder Cos Inc/The, Cl A	1,432	313
Kroger Co/The	115,877	3,929
Monster Beverage Corp *	47,229	3,788
Nu Skin Enterprises Inc, Cl A	9,375	470
PepsiCo Inc	173,227	24,009
Philip Morris International Inc	3,946	296
Procter & Gamble Co/The	94,377	13,117
Sprouts Farmers Market Inc *	85,722	1,794
US Foods Holding Corp *	346,681	7,703

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Walmart Inc	2,371	$332

		66,173

Financials — 4.6%
Allstate Corp/The	8,051	758
Apollo Global Management Inc, Cl A	74,656	3,341
CME Group Inc	25,461	4,260
FactSet Research Systems Inc	19,720	6,604
Intercontinental Exchange Inc	78,388	7,843
Moody’s Corp	63,407	18,378
Morgan Stanley	16,558	800
MSCI Inc, Cl A	34,227	12,211
New York Community Bancorp Inc	31,282	259
Progressive Corp/The	8,286	784
S&P Global Inc	34,065	12,284
T Rowe Price Group Inc	12,190	1,563
US Bancorp	74,835	2,683
Virtu Financial Inc, Cl A	13,360	308

		72,076

Health Care — 14.0%
Abbott Laboratories	77,879	8,476
Align Technology Inc *	25,584	8,375
Amgen Inc, Cl A	1,229	312
Becton Dickinson and Co	58,324	13,571
Boston Scientific Corp *	307,465	11,748
Bristol-Myers Squibb Co	5,169	312
Catalent Inc *	85,307	7,308
Centene Corp *	4,081	238
Danaher Corp, Cl A	107,411	23,129
DaVita Inc *	4,206	360
DexCom Inc *	17,283	7,125
Guardant Health Inc *	60,783	6,794
Humana Inc	744	308
IDEXX Laboratories Inc *	886	348
Johnson & Johnson	98,442	14,656
McKesson Corp	1,868	278
Merck & Co Inc	208,359	17,283
Mettler-Toledo International Inc *	11,254	10,869
Neurocrine Biosciences Inc *	61,920	5,954
Quidel Corp *	14,627	3,209
Regeneron Pharmaceuticals Inc *	552	309
Stryker Corp	30,035	6,259
Teladoc Health Inc *(A)	23,490	5,150
Teleflex Inc	23,262	7,919
UnitedHealth Group Inc	136,542	42,570
Veeva Systems Inc, Cl A *	11,111	3,124
Vertex Pharmaceuticals Inc *	48,811	13,283
Zoetis Inc, Cl A	2,135	351

		219,618

Industrials — 4.3%
Carrier Global Corp	295,271	9,018
Cintas Corp	17,860	5,944

SEI Institutional Managed Trust / Annual Report / September 30, 2020	1

SCHEDULE OF INVESTMENTS

September 30, 2020

Large Cap Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Clean Harbors Inc *	5,289	$296
CoStar Group Inc *	1,960	1,663
Graco Inc	137,074	8,410
Lockheed Martin Corp	22,080	8,463
Middleby Corp/The *	53,729	4,820
Nordson Corp	1,545	296
Otis Worldwide Corp	103,519	6,462
Rockwell Automation Inc	1,392	307
Trane Technologies PLC	49,255	5,972
TransDigm Group Inc *	6,085	2,891
TransUnion	3,820	321
Uber Technologies Inc *	32,690	1,193
Union Pacific Corp	56,446	11,113

		67,169

Information Technology — 41.9%
Adobe Inc *	81,146	39,796
Advanced Micro Devices Inc *	38,130	3,126
Akamai Technologies Inc *	2,572	284
Analog Devices Inc	106,750	12,462
Apple Inc	1,086,832	125,866
Applied Materials Inc	317,267	18,862
Avalara Inc *	54,497	6,940
Booz Allen Hamilton Holding Corp, Cl A	3,926	326
Broadcom Inc	35,451	12,916
Cadence Design Systems Inc *	23,019	2,455
Ciena Corp *	5,302	210
Crowdstrike Holdings Inc, Cl A *	17,667	2,426
Dropbox Inc, Cl A *	12,708	245
EPAM Systems Inc *	18,381	5,942
Fastly Inc, Cl A *	3,515	329
Fidelity National Information Services Inc, Cl B	161,040	23,707
Fiserv Inc, Cl A *	102,816	10,595
Fortinet Inc *	17,013	2,004
GoDaddy Inc, Cl A *	6,378	485
Intuit Inc	48,626	15,862
Keysight Technologies Inc *	26,106	2,579
KLA Corp	29,372	5,691
Lam Research Corp	4,972	1,649
Manhattan Associates Inc *	3,132	299
Mastercard Inc, Cl A	102,843	34,778
Microchip Technology Inc	40,059	4,116
Microsoft Corp	656,625	138,108
Monolithic Power Systems Inc	1,131	316
NortonLifeLock Inc	14,235	297
NVIDIA Corp	32,045	17,343
NXP Semiconductors NV	121,801	15,202
Okta Inc, Cl A *	2,246	480
Oracle Corp, Cl B	303,871	18,141
Paycom Software Inc *	22,685	7,062
PayPal Holdings Inc *	137,809	27,153

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Pure Storage Inc, Cl A *	214,582	$3,302
Qorvo Inc *	52,188	6,733
QUALCOMM Inc	45,542	5,359
RingCentral Inc, Cl A *	13,141	3,609
salesforce.com *	101,213	25,437
ServiceNow Inc *	25,095	12,171
Teradyne Inc	5,325	423
Trade Desk Inc/The, Cl A *	4,975	2,581
VeriSign Inc *	7,394	1,515
Visa Inc, Cl A (A)	195,250	39,044

		658,226

Materials — 2.0%
Air Products and Chemicals Inc	1,631	486
Ecolab Inc	10,597	2,118
Linde PLC	22,277	5,305
Reliance Steel & Aluminum Co	2,965	302
Sherwin-Williams Co/The, Cl A	32,881	22,909

		31,120

Real Estate — 0.3%
Crown Castle International Corp ‡	31,078	5,175
Highwoods Properties Inc ‡	8,442	283

		5,458

Total Common Stock (Cost $780,356) ($ Thousands)		1,554,320

AFFILIATED PARTNERSHIP — 0.6%
SEI Liquidity Fund, L.P.
0.100% **†(B)	9,034,939	9,033

Total Affiliated Partnership (Cost $9,035) ($ Thousands)		9,033

CASH EQUIVALENT — 1.0%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	15,423,741	15,424

Total Cash Equivalent (Cost $15,424) ($ Thousands)		15,424

Total Investments in Securities — 100.6% (Cost $804,815) ($ Thousands)		$1,578,777

2	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Large Cap Growth Fund (Continued)

A list of the open futures contracts held by the Fund at September 30, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI	77	Dec-2020	$12,656	$12,905	$249

Percentages are based on Net Assets of $1,569,980 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (See Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2020 (See Note 10). The total market value of securities on loan at September 30, 2020 was $8,910 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of September 30, 2020 was $9,033 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P — Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,554,320	–	–	1,554,320
Affiliated Partnership	–	9,033	–	9,033
Cash Equivalent	15,424	–	–	15,424

Total Investments in Securities	1,569,744	9,033	–	1,578,777

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	249	–	–	249

Total Other Financial Instruments	249	–	–	249

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$5,992	$219,406	$(216,371)	$10	$(4)	$9,033	9,034,939	$92	$—
SEI Daily Income Trust, Government Fund, Cl F	16,366	340,685	(341,627)	—	—	15,424	15,423,741	108	—

Totals	$22,358	$560,091	$(557,998)	$10	$(4)	$24,457		$200	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	3

SCHEDULE OF INVESTMENTS

September 30, 2020

Large Cap Index Fund

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.8%

Communication Services — 10.0%
Activision Blizzard Inc	16,708	$1,353
Alphabet Inc, Cl A *	6,622	9,705
Alphabet Inc, Cl C *	6,537	9,607
Altice USA Inc, Cl A *	6,500	169
AT&T Inc	156,829	4,471
Cable One Inc	112	211
CenturyLink Inc	24,895	251
Charter Communications Inc, Cl A *	3,268	2,040
Comcast Corp, Cl A	99,643	4,609
Discovery Inc, Cl A *	3,600	78
Discovery Inc, Cl C *	7,117	140
DISH Network Corp, Cl A *	5,411	157
Electronic Arts Inc *	6,269	818
Facebook Inc, Cl A *	52,874	13,848
Fox Corp	11,031	307
GCI Liberty Inc *	2,200	180
IAC/InterActiveCorp *	1,620	194
Interpublic Group of Cos Inc/The	8,700	145
John Wiley & Sons Inc, Cl A	900	29
Liberty Broadband Corp, Cl A *	500	71
Liberty Broadband Corp, Cl C *	2,387	341
Liberty Media Corp-Liberty Formula One, Cl A *	500	17
Liberty Media Corp-Liberty Formula One, Cl C *	4,400	160
Liberty Media Corp-Liberty SiriusXM *	5,598	185
Lions Gate Entertainment Corp, Cl A *	300	3
Lions Gate Entertainment Corp, Cl B *	3,000	26
Live Nation Entertainment Inc *	3,290	177
Madison Square Garden Entertainment Corp *	407	28
Madison Square Garden Sports Corp *	407	61
Match Group Inc *	4,737	524
Netflix Inc *	9,387	4,694
New York Times Co/The, Cl A	3,500	150
News Corp, Cl A	8,800	123
News Corp, Cl B	2,300	32
Nexstar Media Group Inc, Cl A	900	81
Omnicom Group Inc	4,726	234
Pinterest Inc, Cl A *	8,800	365
Roku Inc, Cl A *	2,300	434
Sirius XM Holdings Inc	24,818	133
Spotify Technology SA *	2,860	694
Take-Two Interactive Software Inc, Cl A *	2,487	411
Telephone and Data Systems Inc	1,800	33
T-Mobile US Inc *	12,091	1,383
TripAdvisor Inc	2,000	39
Twitter Inc *	16,980	756
United States Cellular Corp *	345	10
Verizon Communications Inc	91,129	5,421
ViacomCBS Inc	19	1

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
ViacomCBS Inc, Cl B	12,092	$339
Walt Disney Co/The	39,777	4,936
World Wrestling Entertainment Inc, Cl A	900	36
Zillow Group Inc, Cl A *	1,300	132
Zillow Group Inc, Cl C *	3,200	325
Zynga Inc, Cl A *	19,600	179

		70,846

Consumer Discretionary — 12.0%
Advance Auto Parts Inc	1,475	226
Amazon.com Inc, Cl A *	9,340	29,409
Aptiv PLC	6,014	551
Aramark	4,700	124
AutoNation Inc *	1,200	63
AutoZone Inc *	520	612
Best Buy Co Inc	4,980	554
Booking Holdings Inc *	897	1,534
BorgWarner Inc	4,700	182
Bright Horizons Family Solutions Inc *	1,300	198
Brunswick Corp/DE	1,900	112
Burlington Stores Inc *	1,453	299
Capri Holdings Ltd *	3,500	63
CarMax Inc *	3,600	331
Carnival Corp	10,327	157
Carter’s Inc	1,000	87
Carvana Co, Cl A *	1,200	268
Chegg Inc *	2,700	193
Chipotle Mexican Grill Inc, Cl A *	653	812
Choice Hotels International Inc	728	63
Columbia Sportswear Co	600	52
Darden Restaurants Inc	2,933	295
Dick’s Sporting Goods Inc	1,292	75
Dollar General Corp	5,596	1,173
Dollar Tree Inc *	5,118	467
Domino’s Pizza Inc	839	357
DR Horton Inc	7,200	545
Dunkin’ Brands Group Inc	1,914	157
eBay Inc	14,606	761
Etsy Inc *	2,600	316
Expedia Group Inc	2,943	270
Extended Stay America Inc	3,600	43
Five Below Inc *	1,283	163
Floor & Decor Holdings Inc, Cl A *	2,200	165
Foot Locker Inc, Cl A	2,500	83
Ford Motor Co	86,885	579
frontdoor Inc *	1,694	66
Gap Inc/The	4,000	68
Garmin Ltd	3,400	323
General Motors Co	27,691	819
Gentex Corp	5,435	140
Genuine Parts Co	3,076	293
Graham Holdings Co, Cl B	78	31
Grand Canyon Education Inc *	1,100	88

SEI Institutional Managed Trust / Annual Report / September 30, 2020	1

SCHEDULE OF INVESTMENTS

September 30, 2020

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Grubhub Inc *	2,100	$152
H&R Block Inc	4,500	73
Hanesbrands Inc	7,600	120
Harley-Davidson Inc, Cl A	3,400	83
Hasbro Inc	2,802	232
Hilton Worldwide Holdings Inc	6,037	515
Home Depot Inc/The	23,635	6,564
Hyatt Hotels Corp, Cl A	694	37
Kohl’s Corp	3,325	62
L Brands Inc	5,300	169
Las Vegas Sands Corp	7,346	343
Lear Corp	1,350	147
Leggett & Platt Inc	3,100	128
Lennar Corp, Cl A	5,928	484
Lennar Corp, Cl B	250	16
LKQ Corp *	6,489	180
Lowe’s Cos Inc	16,615	2,756
Lululemon Athletica Inc *	2,493	821
Marriott International Inc/MD, Cl A	5,882	545
Mattel Inc *	8,100	95
McDonald’s Corp	16,326	3,583
MGM Resorts International	10,653	232
Mohawk Industries Inc *	1,359	133
Newell Brands Inc, Cl B	8,970	154
NIKE Inc, Cl B	26,643	3,345
Nordstrom Inc	2,700	32
Norwegian Cruise Line Holdings Ltd *	5,800	99
NVR Inc *	74	302
Ollie’s Bargain Outlet Holdings Inc *	1,200	105
O’Reilly Automotive Inc *	1,570	724
Peloton Interactive Inc, Cl A *	2,100	208
Penske Automotive Group Inc, Cl A	800	38
Planet Fitness Inc, Cl A *	1,800	111
Polaris Inc	1,231	116
Pool Corp	867	290
PulteGroup Inc	5,900	273
PVH Corp	1,649	98
Qurate Retail	1	—
Qurate Retail Inc	9,165	66
Ralph Lauren Corp, Cl A	936	64
Ross Stores Inc	7,644	713
Royal Caribbean Cruises Ltd	4,036	261
Service Corp International/US	3,800	160
ServiceMaster Global Holdings Inc *	3,200	128
Six Flags Entertainment Corp	1,900	39
Skechers USA Inc, Cl A *	3,032	92
Starbucks Corp	25,621	2,201
Tapestry Inc	5,608	88
Target Corp, Cl A	10,915	1,718
Tempur Sealy International Inc *	1,000	89
Tesla Inc *	16,310	6,997
Thor Industries Inc	1,200	114

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Tiffany & Co	2,649	$307
TJX Cos Inc/The	26,244	1,460
Toll Brothers Inc	2,400	117
Tractor Supply Co	2,600	373
Ulta Beauty Inc *	1,181	264
Under Armour Inc, Cl A *	4,015	45
Under Armour Inc, Cl C *	3,900	38
Vail Resorts Inc	870	186
VF Corp	7,257	510
Vroom Inc *	500	26
Wayfair Inc, Cl A *(A)	1,475	429
Wendy’s Co/The	4,300	96
Whirlpool Corp	1,338	246
Williams-Sonoma Inc	1,700	154
Wyndham Destinations Inc	2,163	67
Wyndham Hotels & Resorts Inc	1,863	94
Wynn Resorts Ltd	2,215	159
Yum China Holdings Inc	8,985	476
Yum! Brands Inc	6,509	594

		84,903

Consumer Staples — 6.3%
Albertsons Cos Inc *	1,000	14
Altria Group Inc	40,750	1,575
Archer-Daniels-Midland Co	12,171	566
Beyond Meat Inc *	1,100	183
Boston Beer Co Inc/The, Cl A *	200	177
Brown-Forman Corp, Cl A	1,040	71
Brown-Forman Corp, Cl B	4,022	303
Bunge Ltd	3,000	137
Campbell Soup Co	3,800	184
Casey’s General Stores Inc	796	141
Church & Dwight Co Inc	5,510	516
Clorox Co/The	2,771	582
Coca-Cola Co/The	84,964	4,195
Colgate-Palmolive Co	18,498	1,427
Conagra Brands Inc	10,649	380
Constellation Brands Inc, Cl A	3,572	677
Costco Wholesale Corp	9,675	3,435
Coty Inc, Cl A	7,739	21
Energizer Holdings Inc	1,200	47
Estee Lauder Cos Inc/The, Cl A	4,895	1,068
Flowers Foods Inc	4,100	100
General Mills Inc	13,243	817
Grocery Outlet Holding Corp *	1,700	67
Hain Celestial Group Inc/The *	1,800	62
Herbalife Nutrition Ltd *	1,874	87
Hershey Co/The	3,310	474
Hormel Foods Corp	6,137	300
Ingredion Inc	1,410	107
J M Smucker Co/The	2,454	284
Kellogg Co	5,485	354
Keurig Dr Pepper Inc	8,546	236

2	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Kimberly-Clark Corp	7,526	$1,111
Kraft Heinz Co/The	14,049	421
Kroger Co/The	17,088	579
Lamb Weston Holdings Inc	3,100	205
McCormick & Co Inc/MD	2,741	532
Molson Coors Beverage Co, Cl B	3,995	134
Mondelez International Inc, Cl A	31,025	1,782
Monster Beverage Corp *	8,077	648
Nu Skin Enterprises Inc, Cl A	1,200	60
PepsiCo Inc	30,551	4,234
Philip Morris International Inc	34,187	2,564
Pilgrim’s Pride Corp *	900	13
Post Holdings Inc *	1,507	130
Procter & Gamble Co/The	53,674	7,460
Reynolds Consumer Products Inc	900	28
Seaboard Corp	4	11
Spectrum Brands Holdings Inc	957	55
Sprouts Farmers Market Inc *	2,300	48
Sysco Corp, Cl A	10,563	657
TreeHouse Foods Inc *	1,100	45
Tyson Foods Inc, Cl A	6,471	385
US Foods Holding Corp *	5,197	116
Walgreens Boots Alliance Inc	16,041	576
Walmart Inc	30,694	4,294

		44,675

Energy — 1.9%
Antero Midstream Corp	6,300	34
Apache Corp	8,500	81
Baker Hughes Co, Cl A	14,802	197
Cabot Oil & Gas Corp	9,200	160
Cheniere Energy Inc *	5,273	244
Chevron Corp	41,087	2,959
Cimarex Energy Co	2,544	62
Concho Resources Inc	4,330	191
ConocoPhillips	23,947	786
Continental Resources Inc/OK, Cl A	1,800	22
Devon Energy Corp	8,700	82
Diamondback Energy Inc, Cl A	3,729	112
EOG Resources Inc	12,815	461
EQT Corp	5,000	65
Equitrans Midstream Corp (A)	9,660	82
Exxon Mobil Corp	93,069	3,195
Halliburton Co	19,345	233
Helmerich & Payne Inc	2,123	31
Hess Corp	5,900	242
HollyFrontier Corp	3,400	67
Kinder Morgan Inc	43,634	538
Marathon Oil Corp	17,192	70
Marathon Petroleum Corp	14,412	423
Murphy Oil Corp	3,000	27
National Oilwell Varco Inc, Cl A	9,100	82
Noble Energy Inc	10,743	92

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Occidental Petroleum Corp	19,423	$194
ONEOK Inc	10,061	261
Parsley Energy Inc, Cl A	5,800	54
Phillips 66	9,562	496
Pioneer Natural Resources Co	3,574	307
Schlumberger NV, Cl A	30,473	474
Targa Resources Corp	5,300	74
Valero Energy Corp	9,022	391
Williams Cos Inc/The	27,173	534
WPX Energy Inc *	9,800	48

		13,371

Financials — 9.4%
Affiliated Managers Group Inc	1,033	71
Aflac Inc	15,433	561
AGNC Investment Corp ‡	12,128	169
Alleghany Corp	268	139
Allstate Corp/The	6,823	642
Ally Financial Inc	8,558	215
American Express Co	14,301	1,434
American Financial Group Inc/OH	1,643	110
American International Group Inc	18,703	515
American National Group Inc	124	8
Ameriprise Financial Inc	2,632	406
Annaly Capital Management Inc ‡	29,974	213
Aon PLC, Cl A	5,025	1,037
Apollo Global Management Inc, Cl A	3,700	166
Arch Capital Group Ltd *	8,489	248
Ares Management Corp, Cl A	2,200	89
Arthur J Gallagher & Co	4,066	429
Associated Banc-Corp	3,500	44
Assurant Inc	1,300	158
Assured Guaranty Ltd	1,700	37
Athene Holding Ltd, Cl A *	2,400	82
Axis Capital Holdings Ltd	1,623	71
Bank of America Corp	170,092	4,098
Bank of Hawaii Corp	848	43
Bank of New York Mellon Corp/The	17,585	604
Bank OZK	2,700	58
Berkshire Hathaway Inc, Cl B *	42,139	8,973
BlackRock Inc	3,255	1,834
BOK Financial Corp	600	31
Brighthouse Financial Inc *	2,100	56
Brown & Brown Inc	5,400	244
Capital One Financial Corp	10,080	724
Carlyle Group Inc/The	2,600	64
Cboe Global Markets Inc	2,500	219
Charles Schwab Corp/The	25,275	916
Chubb Ltd	9,994	1,160
Cincinnati Financial Corp	3,400	265
Citigroup Inc	45,685	1,969
Citizens Financial Group Inc	9,559	242
CME Group Inc	7,763	1,299

SEI Institutional Managed Trust / Annual Report / September 30, 2020	3

SCHEDULE OF INVESTMENTS

September 30, 2020

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
CNA Financial Corp	352	$11
Comerica Inc	3,053	117
Commerce Bancshares Inc/MO	2,327	131
Credit Acceptance Corp, Cl A *	178	60
Cullen/Frost Bankers Inc	1,214	78
Discover Financial Services	6,920	400
E*TRADE Financial Corp	5,020	251
East West Bancorp Inc	3,100	101
Eaton Vance Corp	2,300	88
Equitable Holdings Inc	9,200	168
Erie Indemnity Co, Cl A	600	126
Evercore Inc, Cl A	983	64
Everest Re Group Ltd	925	183
FactSet Research Systems Inc	798	267
Fidelity National Financial Inc	6,210	194
Fifth Third Bancorp	15,600	333
First American Financial Corp	2,300	117
First Citizens BancShares Inc/NC, Cl A	130	41
First Hawaiian Inc	2,400	35
First Horizon National Corp	12,000	113
First Republic Bank/CA	3,853	420
FNB Corp/PA	6,200	42
Franklin Resources Inc	6,000	122
Globe Life Inc	2,301	184
GoHealth Inc, Cl A *	900	12
Goldman Sachs Group Inc/The	7,306	1,468
Hanover Insurance Group Inc/The, Cl A	789	74
Hartford Financial Services Group Inc/The	7,759	286
Huntington Bancshares Inc/OH	23,077	212
Interactive Brokers Group Inc, Cl A	1,421	69
Intercontinental Exchange Inc	11,812	1,182
Invesco Ltd	8,857	101
Jefferies Financial Group Inc	5,400	97
JPMorgan Chase & Co	66,608	6,412
Kemper Corp, Cl A	1,355	91
KeyCorp	21,588	258
KKR & Co Inc	11,700	402
Lazard Ltd, Cl A (B)	2,500	83
Lemonade Inc *	300	15
LendingTree Inc *	200	61
Lincoln National Corp	4,177	131
Loews Corp	5,489	191
LPL Financial Holdings Inc	1,700	130
M&T Bank Corp	2,878	265
Markel Corp *	300	292
MarketAxess Holdings Inc	811	391
Marsh & McLennan Cos Inc	11,111	1,274
Mercury General Corp	400	17
MetLife Inc	16,736	622
MGIC Investment Corp	8,400	74
Moody’s Corp	3,586	1,039
Morgan Stanley	24,115	1,166

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Morningstar Inc, Cl A	500	$80
MSCI Inc, Cl A	1,727	616
Nasdaq Inc, Cl A	2,500	307
New Residential Investment Corp ‡	7,940	63
New York Community Bancorp Inc	9,600	79
Northern Trust Corp	4,350	339
Old Republic International Corp	6,000	88
OneMain Holdings Inc, Cl A	1,681	53
PacWest Bancorp	2,200	38
People’s United Financial Inc	10,124	104
Pinnacle Financial Partners Inc	1,600	57
PNC Financial Services Group Inc/The	9,280	1,020
Popular Inc	1,900	69
Primerica Inc	881	100
Principal Financial Group Inc, Cl A	6,034	243
Progressive Corp/The	12,807	1,212
Prosperity Bancshares Inc	2,000	104
Prudential Financial Inc	8,869	563
Raymond James Financial Inc	2,670	194
Regions Financial Corp	21,512	248
Reinsurance Group of America Inc, Cl A	1,524	145
RenaissanceRe Holdings Ltd	1,075	182
Rocket Cos Inc, Cl A *	2,100	42
S&P Global Inc	5,239	1,889
Santander Consumer USA Holdings Inc	1,800	33
SEI Investments Co †	2,500	127
Signature Bank/New York NY, Cl B	1,178	98
SLM Corp	8,200	66
Starwood Property Trust Inc ‡	5,800	88
State Street Corp	7,609	451
Sterling Bancorp/DE	4,000	42
SVB Financial Group, Cl B *	1,132	272
Synchrony Financial	13,256	347
Synovus Financial Corp	3,200	68
T Rowe Price Group Inc	4,971	637
TCF Financial Corp	3,417	80
TD Ameritrade Holding Corp	5,711	224
TFS Financial Corp	617	9
Tradeweb Markets Inc, Cl A	1,800	104
Travelers Cos Inc/The	5,608	607
Truist Financial Corp	29,484	1,122
Umpqua Holdings Corp	4,000	42
Unum Group	3,900	66
US Bancorp	29,726	1,066
Virtu Financial Inc, Cl A	1,400	32
Voya Financial Inc	2,600	125
W R Berkley Corp	3,000	183
Webster Financial Corp	2,000	53
Wells Fargo & Co	82,391	1,937
Western Alliance Bancorp	2,300	73
White Mountains Insurance Group Ltd	58	45
Willis Towers Watson PLC	2,886	603

4	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Wintrust Financial Corp	1,300	$52
Zions Bancorp NA	3,700	108

		66,299

Health Care — 13.9%
10X Genomics Inc, Cl A *	1,200	150
Abbott Laboratories	37,966	4,132
AbbVie Inc	38,761	3,395
ABIOMED Inc *	948	263
Acadia Healthcare Co Inc, Cl A *	1,700	50
ACADIA Pharmaceuticals Inc *	2,400	99
Acceleron Pharma Inc *	1,200	135
Adaptive Biotechnologies Corp *	1,800	88
Agilent Technologies Inc	6,779	684
Agios Pharmaceuticals Inc *	1,400	49
Alexion Pharmaceuticals Inc *	4,648	532
Align Technology Inc *	1,749	573
Alkermes PLC *	3,700	61
Alnylam Pharmaceuticals Inc *	2,574	375
Amedisys Inc *	700	165
AmerisourceBergen Corp, Cl A	3,195	310
Amgen Inc, Cl A	12,983	3,300
Anthem Inc	5,560	1,493
Avantor Inc *	10,300	232
Baxter International Inc	11,128	895
Becton Dickinson and Co	6,065	1,411
Berkeley Lights Inc *	200	15
Biogen Inc *	3,463	982
BioMarin Pharmaceutical Inc *	3,937	300
Bio-Rad Laboratories Inc, Cl A *	500	258
Bio-Techne Corp	818	203
Bluebird Bio Inc *	1,500	81
Boston Scientific Corp *	31,296	1,196
Bristol-Myers Squibb Co	49,742	2,999
Bruker Corp	2,400	95
Cardinal Health Inc	6,500	305
Catalent Inc *	3,523	302
Centene Corp *	12,695	740
Cerner Corp	6,600	477
Change Healthcare Inc *	5,335	77
Charles River Laboratories International Inc *	1,100	249
Chemed Corp	336	161
Cigna Corp	7,972	1,351
Cooper Cos Inc/The, Cl A	1,058	357
CVS Health Corp	28,665	1,674
Danaher Corp, Cl A	13,774	2,966
DaVita Inc *	1,900	163
DENTSPLY SIRONA Inc	4,900	214
DexCom Inc *	2,048	844
Edwards Lifesciences Corp, Cl A *	13,504	1,078
Elanco Animal Health Inc *	8,977	251
Eli Lilly and Co	18,462	2,733

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Encompass Health Corp	2,300	$149
Envista Holdings Corp *	3,400	84
Exact Sciences Corp *	3,300	336
Exelixis Inc *	6,600	161
Gilead Sciences Inc	27,500	1,738
Global Blood Therapeutics Inc *	1,300	72
Globus Medical Inc, Cl A *	1,600	79
Guardant Health Inc *	1,700	190
Haemonetics Corp *	1,100	96
HCA Healthcare Inc	5,912	737
Henry Schein Inc *	3,147	185
Hill-Rom Holdings Inc	1,450	121
Hologic Inc *	5,700	379
Horizon Therapeutics PLC *	4,300	334
Humana Inc	2,850	1,180
ICU Medical Inc *	459	84
IDEXX Laboratories Inc *	1,876	737
Illumina Inc *	3,261	1,008
Immunomedics Inc *	4,500	383
Incyte Corp *	3,943	354
Insulet Corp *	1,419	336
Integra LifeSciences Holdings Corp *	1,600	76
Intuitive Surgical Inc *	2,558	1,815
Ionis Pharmaceuticals Inc *	2,900	138
Iovance Biotherapeutics Inc *	3,000	99
IQVIA Holdings Inc *	4,216	665
Jazz Pharmaceuticals PLC *	1,221	174
Johnson & Johnson	58,053	8,643
Laboratory Corp of America Holdings *	2,100	395
Livongo Health Inc *	1,200	168
Masimo Corp *	1,100	260
McKesson Corp	3,540	527
Medtronic PLC	29,479	3,063
Merck & Co Inc	55,514	4,605
Mettler-Toledo International Inc *	514	496
Moderna Inc *	6,400	453
Molina Healthcare Inc *	1,295	237
Mylan NV *	11,400	169
Nektar Therapeutics, Cl A *	3,400	56
Neurocrine Biosciences Inc *	1,984	191
Novocure Ltd *	2,200	245
Oak Street Health Inc *	400	21
Penumbra Inc *	700	136
PerkinElmer Inc	2,500	314
Perrigo Co PLC	2,983	137
Pfizer Inc	122,262	4,487
PPD Inc *	3,700	137
PRA Health Sciences Inc *	1,400	142
Premier Inc, Cl A	1,200	39
QIAGEN NV *	5,000	261
Quest Diagnostics Inc	2,900	332
Quidel Corp *	800	175

SEI Institutional Managed Trust / Annual Report / September 30, 2020	5

SCHEDULE OF INVESTMENTS

September 30, 2020

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Reata Pharmaceuticals Inc, Cl A *	500	$49
Regeneron Pharmaceuticals Inc *	2,148	1,202
Repligen Corp *	1,100	162
ResMed Inc	3,153	540
Royalty Pharma PLC, Cl A	1,900	80
Sage Therapeutics Inc *	1,100	67
Sarepta Therapeutics Inc *	1,600	225
Seattle Genetics Inc *	2,661	521
STERIS PLC	1,900	335
Stryker Corp	7,609	1,585
Syneos Health Inc, Cl A *	1,400	74
Tandem Diabetes Care Inc *	1,300	148
Teladoc Health Inc *	1,600	351
Teleflex Inc	1,052	358
Thermo Fisher Scientific Inc	8,649	3,819
United Therapeutics Corp *	1,032	104
UnitedHealth Group Inc	20,760	6,472
Universal Health Services Inc, Cl B	1,575	169
Varian Medical Systems Inc *	2,036	350
Veeva Systems Inc, Cl A *	2,930	824
Vertex Pharmaceuticals Inc *	5,658	1,540
Waters Corp *	1,354	265
West Pharmaceutical Services Inc	1,644	452
Zimmer Biomet Holdings Inc	4,622	629
Zoetis Inc, Cl A	10,406	1,721

		97,904

Industrials — 8.4%
3M Co	12,342	1,977
A O Smith Corp	3,100	164
Acuity Brands Inc	778	80
ADT Inc	3,100	25
AECOM *	3,600	151
AGCO Corp	1,300	97
Air Lease Corp, Cl A	2,200	65
Alaska Air Group Inc	2,900	106
Allegion PLC	2,050	203
Allison Transmission Holdings Inc	2,500	88
AMERCO	210	75
American Airlines Group Inc (A)	11,372	140
AMETEK Inc	5,083	505
Armstrong World Industries Inc	1,000	69
Axon Enterprise Inc *	1,400	127
AZEK Co Inc/The, Cl A *	900	31
Boeing Co/The	11,765	1,944
BWX Technologies Inc, Cl W	2,000	113
Carlisle Cos Inc	1,224	150
Carrier Global Corp	19,352	591
Caterpillar Inc, Cl A	11,927	1,779
CH Robinson Worldwide Inc	2,955	302
Cintas Corp	1,924	640
Clean Harbors Inc *	1,100	62
Colfax Corp *	2,200	69

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Copa Holdings SA, Cl A	633	$32
Copart Inc *	4,460	469
CoreLogic Inc/United States	1,700	115
CoStar Group Inc *	857	727
Crane Co, Cl A	1,200	60
CSX Corp	16,674	1,295
Cummins Inc	3,274	691
Curtiss-Wright Corp	1,000	93
Deere & Co	6,132	1,359
Delta Air Lines Inc, Cl A	14,021	429
Donaldson Co Inc, Cl A	2,700	125
Dover Corp	3,187	345
Dun & Bradstreet Holdings Inc *	1,900	49
Eaton Corp PLC	8,695	887
Emerson Electric Co	13,043	855
Equifax Inc	2,635	413
Expeditors International of Washington Inc	3,700	335
Fastenal Co, Cl A	12,787	577
FedEx Corp	5,364	1,349
Flowserve Corp	3,000	82
Fortive Corp	6,659	507
Fortune Brands Home & Security Inc	2,961	256
FTI Consulting Inc *	800	85
Gates Industrial Corp PLC *	200	2
Generac Holdings Inc *	1,400	271
General Dynamics Corp	5,610	777
General Electric Co	192,709	1,201
Graco Inc	3,800	233
GrafTech International Ltd	1,261	9
HD Supply Holdings Inc *	3,400	140
HEICO Corp	950	99
HEICO Corp, Cl A	1,700	151
Hexcel Corp, Cl A	2,000	67
Honeywell International Inc	15,409	2,536
Howmet Aerospace Inc	8,700	145
Hubbell Inc, Cl B	1,205	165
Huntington Ingalls Industries Inc, Cl A	927	130
IAA Inc *	3,000	156
IDEX Corp	1,652	301
IHS Markit Ltd	8,807	691
Illinois Tool Works Inc	6,926	1,338
Ingersoll Rand Inc *	7,649	272
ITT Inc	2,048	121
Jacobs Engineering Group Inc	2,800	260
JB Hunt Transport Services Inc	1,869	236
JetBlue Airways Corp *	5,797	66
Johnson Controls International plc	16,190	661
Kansas City Southern	2,080	376
Kirby Corp *	1,300	47
Knight-Swift Transportation Holdings Inc, Cl A	2,600	106
L3Harris Technologies Inc	4,736	804

6	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Landstar System Inc	846	$106
Lennox International Inc	796	217
Lincoln Electric Holdings Inc	1,300	120
Lockheed Martin Corp	5,471	2,097
Lyft Inc, Cl A *	5,500	152
Macquarie Infrastructure Corp	1,800	48
ManpowerGroup Inc	1,388	102
Masco Corp	5,700	314
Mercury Systems Inc *	1,200	93
Middleby Corp/The *	1,335	120
MSA Safety Inc	800	107
MSC Industrial Direct Co Inc, Cl A	879	56
Nielsen Holdings PLC	8,000	113
Nordson Corp	1,243	238
Norfolk Southern Corp	5,593	1,197
Northrop Grumman Corp	3,389	1,069
nVent Electric PLC	3,300	58
Old Dominion Freight Line Inc, Cl A	2,172	393
Oshkosh Corp	1,400	103
Otis Worldwide Corp	8,826	551
Owens Corning	2,500	172
PACCAR Inc	7,455	636
Parker-Hannifin Corp, Cl A	2,868	580
Pentair PLC	3,500	160
Quanta Services Inc	3,000	159
Raytheon Technologies Corp	31,249	1,798
Regal Beloit Corp	800	75
Republic Services Inc	4,600	429
Robert Half International Inc	2,600	138
Rockwell Automation Inc	2,603	574
Rollins Inc	3,200	173
Roper Technologies Inc	2,231	882
Ryder System Inc	900	38
Schneider National Inc, Cl B	1,200	30
Sensata Technologies Holding PLC *	3,300	142
Snap-on Inc	1,219	179
Southwest Airlines Co, Cl A	12,944	485
Spirit AeroSystems Holdings Inc, Cl A	2,300	44
Stanley Black & Decker Inc	3,367	546
Stericycle Inc, Cl A *	1,900	120
Teledyne Technologies Inc *	756	235
Textron Inc	5,238	189
Timken Co/The	1,300	71
Toro Co/The	2,300	193
Trane Technologies PLC	5,296	642
TransDigm Group Inc	1,112	528
TransUnion	4,300	362
Trex Co Inc *	2,600	186
Trinity Industries Inc	1,800	35
Uber Technologies Inc *	30,200	1,102
Union Pacific Corp	14,879	2,929
United Airlines Holdings Inc *	6,373	221

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
United Parcel Service Inc, Cl B	15,524	$2,587
United Rentals Inc *	1,603	280
Univar Solutions Inc *	3,400	57
Valmont Industries Inc	400	50
Verisk Analytics Inc, Cl A	3,495	648
Vertiv Holdings Co, Cl A *	4,400	76
Virgin Galactic Holdings Inc *	1,328	26
Waste Management Inc	9,205	1,042
Watsco Inc	733	171
Westinghouse Air Brake Technologies Corp	4,066	252
Woodward Inc	1,097	88
WW Grainger Inc	1,011	361
XPO Logistics Inc *	2,133	181
Xylem Inc/NY	4,038	340

		59,515

Information Technology — 27.4%
2U Inc *	1,300	44
Accenture PLC, Cl A	14,050	3,175
Adobe Inc *	10,578	5,188
Advanced Micro Devices Inc *	25,578	2,097
Akamai Technologies Inc *	3,500	387
Alliance Data Systems Corp	976	41
Alteryx Inc, Cl A *	1,200	136
Amdocs Ltd	3,000	172
Amphenol Corp, Cl A	6,316	684
Analog Devices Inc	8,195	957
Anaplan Inc *	2,900	181
ANSYS Inc *	1,917	627
Apple Inc	355,412	41,160
Applied Materials Inc	20,097	1,195
Arista Networks Inc *	1,283	266
Arrow Electronics Inc, Cl A *	1,731	136
Aspen Technology Inc *	1,500	190
Atlassian Corp PLC, Cl A *	2,800	509
Autodesk Inc, Cl A *	4,807	1,111
Automatic Data Processing Inc	9,379	1,308
Avalara Inc *	1,743	222
Avnet Inc	2,300	59
BigCommerce Holdings Inc *	200	17
Bill.com Holdings Inc *	1,200	120
Black Knight Inc *	3,400	296
Booz Allen Hamilton Holding Corp, Cl A	3,040	252
Broadcom Inc	8,598	3,132
Broadridge Financial Solutions Inc	2,538	335
CACI International Inc, Cl A *	547	117
Cadence Design Systems Inc *	6,164	657
CDK Global Inc	2,576	112
CDW Corp/DE	3,100	371
Ceridian HCM Holding Inc *	2,455	203
Ciena Corp *	3,500	139
Cirrus Logic Inc *	1,300	88
Cisco Systems Inc	93,376	3,678

SEI Institutional Managed Trust / Annual Report / September 30, 2020	7

SCHEDULE OF INVESTMENTS

September 30, 2020

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Citrix Systems Inc	2,702	$372
Cloudflare Inc, Cl A *	2,400	99
Cognex Corp	3,600	234
Cognizant Technology Solutions Corp, Cl A	11,761	816
Coherent Inc *	543	60
CommScope Holding Co Inc *	3,800	34
Corning Inc, Cl B	16,514	535
Coupa Software Inc *	1,466	402
Cree Inc *	2,500	159
Crowdstrike Holdings Inc, Cl A *	3,400	467
Datadog Inc, Cl A *	3,300	337
Dell Technologies Inc, Cl C *	5,527	374
DocuSign Inc, Cl A *	3,920	844
Dolby Laboratories Inc, Cl A	1,500	99
Dropbox Inc, Cl A *	5,400	104
Duck Creek Technologies Inc *	300	14
DXC Technology Co	6,081	109
Dynatrace Inc *	4,300	176
EchoStar Corp, Cl A *	900	22
Elastic NV *	1,500	162
Enphase Energy Inc *	2,300	190
Entegris Inc	3,100	230
EPAM Systems Inc *	1,153	373
Euronet Worldwide Inc *	1,100	100
Everbridge Inc *	800	101
F5 Networks Inc, Cl A *	1,341	165
Fair Isaac Corp *	619	263
Fastly Inc, Cl A *	1,800	169
Fidelity National Information Services Inc, Cl B	13,570	1,998
FireEye Inc *	4,900	60
First Solar Inc *	1,900	126
Fiserv Inc, Cl A *	12,237	1,261
Five9 Inc *	1,400	182
FleetCor Technologies Inc *	1,820	433
FLIR Systems Inc	3,000	108
Fortinet Inc *	2,900	342
Gartner Inc *	1,966	246
Genpact Ltd	4,000	156
Global Payments Inc	6,467	1,148
Globant SA *	800	143
GoDaddy Inc, Cl A *	3,525	268
Guidewire Software Inc, Cl Z *	1,782	186
Hewlett Packard Enterprise Co	28,507	267
HP Inc	31,865	605
HubSpot Inc *	900	263
Inphi Corp *	1,000	112
Intel Corp	93,191	4,825
International Business Machines Corp	19,547	2,378
Intuit Inc	5,520	1,801
IPG Photonics Corp *	733	125
Jabil Inc	3,200	110

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Jack Henry & Associates Inc	1,654	$269
Jamf Holding Corp *	400	15
Juniper Networks Inc	7,400	159
Keysight Technologies Inc *	4,200	415
KLA Corp	3,399	659
Lam Research Corp	3,168	1,051
Leidos Holdings Inc	2,900	259
Littelfuse Inc	500	89
Lumentum Holdings Inc *	1,600	120
Manhattan Associates Inc *	1,505	144
Marvell Technology Group Ltd	14,672	582
Mastercard Inc, Cl A	19,373	6,551
Maxim Integrated Products Inc	6,000	406
Medallia Inc *	1,800	49
Microchip Technology Inc	5,301	545
Micron Technology Inc *	24,668	1,158
Microsoft Corp	164,876	34,678
MKS Instruments Inc	1,200	131
MongoDB Inc, Cl A *	1,068	247
Monolithic Power Systems Inc	935	261
Motorola Solutions Inc	3,736	586
National Instruments Corp	3,000	107
nCino Inc *	200	16
NCR Corp *	2,323	51
NetApp Inc	5,000	219
New Relic Inc *	1,200	68
NortonLifeLock Inc	12,301	256
Nuance Communications Inc *	6,200	206
Nutanix Inc, Cl A *	3,959	88
NVIDIA Corp	12,997	7,034
Okta Inc, Cl A *	2,500	535
ON Semiconductor Corp *	9,200	200
Oracle Corp, Cl B	42,205	2,520
PagerDuty Inc *	1,500	41
Palo Alto Networks Inc *	2,061	504
Paychex Inc	7,019	560
Paycom Software Inc *	1,036	323
Paylocity Holding Corp *	700	113
PayPal Holdings Inc *	25,804	5,084
Pegasystems Inc	900	109
Pluralsight Inc, Cl A *	2,700	46
Proofpoint Inc *	1,200	127
PTC Inc *	2,365	196
Pure Storage Inc, Cl A *	4,800	74
Qorvo Inc *	2,468	318
QUALCOMM Inc	24,690	2,906
RealPage Inc *	1,900	110
RingCentral Inc, Cl A *	1,694	465
Sabre Corp	5,000	33
salesforce.com Inc *	19,003	4,776
Science Applications International Corp	1,300	102
ServiceNow Inc *	4,190	2,032

8	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Skyworks Solutions Inc	3,672	$534
Slack Technologies Inc, Cl A *	8,200	220
Smartsheet Inc, Cl A *	2,400	119
SolarEdge Technologies Inc *	1,100	262
SolarWinds Corp *	1,100	22
Splunk Inc *	3,533	665
Square Inc, Cl A *	8,200	1,333
SS&C Technologies Holdings Inc	4,900	297
StoneCo Ltd, Cl A *	3,900	206
Switch Inc, Cl A	1,400	22
SYNNEX Corp	1,000	140
Synopsys Inc *	3,303	707
Teradata Corp *	2,697	61
Teradyne Inc	3,654	290
Texas Instruments Inc	20,176	2,881
Trade Desk Inc/The, Cl A *	900	467
Trimble Inc *	5,600	273
Twilio Inc, Cl A *	3,023	747
Tyler Technologies Inc *	860	300
Ubiquiti Inc	169	28
Universal Display Corp	942	170
VeriSign Inc *	2,208	452
ViaSat Inc *	1,100	38
Visa Inc, Cl A	37,142	7,427
VMware Inc, Cl A *	1,694	243
Western Digital Corp	6,492	237
Western Union Co/The	9,300	199
WEX Inc *	995	138
Workday Inc, Cl A *	3,763	810
Xerox Holdings Corp	4,000	75
Xilinx Inc	5,486	572
Zebra Technologies Corp, Cl A *	1,151	291
Zendesk Inc *	2,614	269
Zoom Video Communications Inc, Cl A *	3,700	1,739
Zscaler Inc *	1,600	225

		193,567

Materials — 2.6%
Air Products and Chemicals Inc	4,864	1,449
Albemarle Corp	2,356	210
Amcor PLC	35,200	389
AptarGroup Inc	1,500	170
Ardagh Group SA, Cl A	100	1
Ashland Global Holdings Inc	1,300	92
Avery Dennison Corp	1,923	246
Axalta Coating Systems Ltd *	5,000	111
Ball Corp	7,035	585
Berry Global Group Inc *	2,877	139
Cabot Corp	1,100	40
Celanese Corp, Cl A	2,700	290
CF Industries Holdings Inc	4,937	152
Chemours Co/The	3,700	77
Corteva Inc	16,839	485

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Crown Holdings Inc *	2,900	$223
Dow Inc	16,175	761
DuPont de Nemours Inc	16,339	906
Eagle Materials Inc	959	83
Eastman Chemical Co	3,032	237
Ecolab Inc	5,402	1,079
Element Solutions Inc *	5,000	53
FMC Corp	2,810	298
Freeport-McMoRan Inc, Cl B	32,023	501
Graphic Packaging Holding Co	6,800	96
Huntsman Corp	4,905	109
International Flavors & Fragrances Inc (A)	2,360	289
International Paper Co	8,591	348
Linde PLC	11,530	2,746
LyondellBasell Industries NV, Cl A	5,811	410
Martin Marietta Materials Inc, Cl A	1,375	324
Mosaic Co/The	8,000	146
NewMarket Corp	138	47
Newmont Corp	17,570	1,115
Nucor Corp	6,741	302
Olin Corp	3,700	46
Packaging Corp of America	2,027	221
PPG Industries Inc	5,179	632
Reliance Steel & Aluminum Co	1,450	148
Royal Gold Inc, Cl A	1,447	174
RPM International Inc	2,800	232
Scotts Miracle-Gro Co/The, Cl A	877	134
Sealed Air Corp	3,600	140
Sherwin-Williams Co/The, Cl A	1,814	1,264
Silgan Holdings Inc	1,700	62
Sonoco Products Co	2,300	117
Southern Copper Corp	1,600	72
Steel Dynamics Inc	4,649	133
Valvoline Inc	4,400	84
Vulcan Materials Co	2,839	385
W R Grace & Co	1,300	52
Westlake Chemical Corp	932	59
Westrock Co	5,700	198

		18,662

Real Estate — 3.1%
Alexandria Real Estate Equities Inc ‡	2,789	446
American Campus Communities Inc ‡	2,800	98
American Homes 4 Rent, Cl A ‡	5,400	154
American Tower Corp, Cl A ‡	9,653	2,333
Americold Realty Trust ‡	4,400	157
Apartment Investment and Management Co, Cl A ‡	3,100	104
Apple Hospitality Inc ‡	5,100	49
AvalonBay Communities Inc ‡	3,128	467
Boston Properties Inc ‡	3,462	278
Brandywine Realty Trust ‡	3,100	32
Brixmor Property Group Inc ‡	6,900	81

SEI Institutional Managed Trust / Annual Report / September 30, 2020	9

SCHEDULE OF INVESTMENTS

September 30, 2020

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Brookfield Property Inc, Cl A ‡(A)	1,727	$21
Camden Property Trust ‡	2,000	178
CBRE Group Inc, Cl A *‡	7,300	343
CoreSite Realty Corp ‡	900	107
Corporate Office Properties Trust ‡	2,500	59
Cousins Properties Inc ‡	3,600	103
Crown Castle International Corp ‡	9,121	1,519
CubeSmart ‡	4,200	136
CyrusOne Inc ‡	2,554	179
Digital Realty Trust Inc, Cl A ‡	5,864	861
Douglas Emmett Inc ‡	3,600	90
Duke Realty Corp ‡	8,100	299
Empire State Realty Trust Inc, Cl A ‡	2,300	14
EPR Properties, Cl A ‡	1,500	41
Equinix Inc ‡	1,935	1,471
Equity Commonwealth ‡	2,800	74
Equity LifeStyle Properties Inc ‡	4,000	245
Equity Residential ‡	8,183	420
Essex Property Trust Inc ‡	1,417	284
Extra Space Storage Inc ‡	2,800	300
Federal Realty Investment Trust ‡	1,646	121
First Industrial Realty Trust Inc ‡	2,800	111
Gaming and Leisure Properties Inc ‡	4,662	172
Healthcare Trust of America Inc, Cl A ‡	4,700	122
Healthpeak Properties Inc ‡	12,170	330
Highwoods Properties Inc ‡	2,378	80
Host Hotels & Resorts Inc ‡	15,802	170
Howard Hughes Corp/The *‡	763	44
Hudson Pacific Properties Inc ‡	3,000	66
Invitation Homes Inc ‡	12,100	339
Iron Mountain Inc ‡	6,400	171
JBG SMITH Properties ‡	2,500	67
Jones Lang LaSalle Inc ‡	1,243	119
Kilroy Realty Corp ‡	2,500	130
Kimco Realty Corp ‡	9,400	106
Lamar Advertising Co, Cl A ‡	1,900	126
Life Storage Inc ‡	1,000	105
Medical Properties Trust Inc ‡	11,635	205
Mid-America Apartment Communities Inc ‡	2,500	290
National Retail Properties Inc ‡	3,600	124
Omega Healthcare Investors Inc ‡	5,045	151
Outfront Media Inc ‡	2,811	41
Paramount Group Inc ‡	3,200	23
Park Hotels & Resorts Inc ‡	4,900	49
Prologis Inc ‡	16,129	1,623
Public Storage ‡	3,288	732
Rayonier Inc ‡	3,200	85
Realty Income Corp ‡	7,569	460
Regency Centers Corp ‡	3,700	141
Rexford Industrial Realty Inc ‡	2,900	133
SBA Communications Corp, Cl A ‡	2,437	776
Simon Property Group Inc ‡	6,735	436

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
SL Green Realty Corp ‡	1,835	$85
Spirit Realty Capital Inc ‡	1,978	67
STORE Capital Corp ‡	4,900	134
Sun Communities Inc ‡	2,100	295
Taubman Centers Inc ‡	1,200	40
UDR Inc ‡	6,400	209
Ventas Inc ‡	8,190	344
VEREIT Inc ‡	22,600	147
VICI Properties Inc ‡	11,794	276
Vornado Realty Trust ‡	3,700	125
Weingarten Realty Investors ‡	2,900	49
Welltower Inc ‡	9,200	507
Weyerhaeuser Co ‡	16,197	462
WP Carey Inc ‡	3,690	240

		21,571

Utilities — 2.8%
AES Corp/The	15,100	273
Alliant Energy Corp	5,521	285
Ameren Corp	5,425	429
American Electric Power Co Inc	11,029	901
American Water Works Co Inc	4,027	583
Atmos Energy Corp	2,666	255
Avangrid Inc	1,200	61
CenterPoint Energy Inc	11,155	216
CMS Energy Corp	6,410	394
Consolidated Edison Inc	7,339	571
Dominion Energy Inc	18,402	1,452
DTE Energy Co	4,213	485
Duke Energy Corp	16,052	1,422
Edison International	7,763	395
Entergy Corp	4,435	437
Essential Utilities Inc	4,800	193
Evergy Inc	5,017	255
Eversource Energy	7,498	626
Exelon Corp	21,639	774
FirstEnergy Corp	12,100	347
Hawaiian Electric Industries Inc	2,300	76
IDACORP Inc, Cl A	1,100	88
MDU Resources Group Inc	4,700	106
National Fuel Gas Co	1,900	77
NextEra Energy Inc	10,794	2,996
NiSource Inc	8,500	187
NRG Energy Inc	5,600	172
OGE Energy Corp	4,400	132
PG&E Corp *	28,606	269
Pinnacle West Capital Corp	2,500	186
PPL Corp	17,003	463
Public Service Enterprise Group Inc	11,280	619
Sempra Energy	6,414	759
Southern Co/The	23,102	1,253
UGI Corp	4,830	159
Vistra Corp	11,069	209

10	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
WEC Energy Group Inc	6,984	$677
Xcel Energy Inc	11,490	793

		19,575

Total Common Stock (Cost $578,777) ($ Thousands)		690,888

AFFILIATED PARTNERSHIP — 0.1%
SEI Liquidity Fund, L.P.
0.100% **†(C)	923,607	924

Total Affiliated Partnership (Cost $924) ($ Thousands)		924

CASH EQUIVALENT — 2.1%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	14,553,403	14,553

Total Cash Equivalent (Cost $14,553) ($ Thousands)		14,553

Total Investments in Securities — 100.0% (Cost $594,254) ($ Thousands)		$706,365

A list of the open futures contracts held by the Fund at September 30, 2020 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI	91	Dec-2020	$15,166	$15,252	$86
S&P Mid Cap 400 Index E-MINI	6	Dec-2020	1,109	1,113	4

			$16,275	$16,365	$90

Percentages are based on a Net Assets of $706,457 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2020 (see Note 10). The total market value of securities on loan at September 30, 2020, was $901 ($ Thousands).

(B)	Security is a Master Limited Partnership. At September 30, 2020, such securities amounted to $83 ($ Thousands), or 0.0% of the Net Assets of the Fund (See Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2020 was $924 ($ Thousands).

Cl	— Class
L.P.	— Limited Partnership

MSCI — Morgan Stanley Capital International

NASDAQ – National Association of Securities Dealers and Automated Quotations

PLC — Public Limited Company

S&P — Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	690,888	–	–	690,888
Affiliated Partnership	–	924	–	924
Cash Equivalent	14,553	–	–	14,553

Total Investments in Securities	705,441	924	–	706,365

SEI Institutional Managed Trust / Annual Report / September 30, 2020	11

SCHEDULE OF INVESTMENTS

September 30, 2020

Large Cap Index Fund (Continued)

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	90	–	–	90

Total Other Financial Instruments	90	–	–	90

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For	the year ended September 30, 2020, there were no transfers in or out
of	Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Investment Co	$124	$41	$(15)	$(5)	$(18)	$127	2,500	$2	$–
SEI Liquidity Fund, L.P.	710	9,543	(9,329)	–	–	924	923,607	14	–
SEI Daily Income Trust, Government Fund, Cl F	15,765	174,599	(175,811)	–	–	14,553	14,553,403	158	–

Totals	$16,599	$184,183	$(185,155)	$(5)	$(18)	$15,604		$174	$–

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

12	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Managed Large Cap Fund

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 99.3%

Communication Services — 5.3%
Alphabet Inc, Cl A *	26,214	$38,419
Alphabet Inc, Cl C *	22,848	33,577
AT&T Inc	1,034,083	29,482
BCE Inc	353,918	14,677
CenturyLink Inc	562,931	5,680
Charter Communications Inc, Cl A *(A)	14,857	9,276
Comcast Corp, Cl A	126,139	5,835
Electronic Arts Inc *	48,975	6,387
Facebook Inc, Cl A *	135,757	35,555
TEGNA Inc	153,973	1,809
Verizon Communications Inc	144,030	8,568
ViacomCBS Inc, Cl B	300,000	8,403
Walt Disney Co/The *	22,000	2,730
Zynga Inc, Cl A *	159,501	1,455

		201,853

Consumer Discretionary — 12.0%
Amazon.com Inc, Cl A *	18,448	58,088
AutoZone Inc *	16,513	19,446
Best Buy Co Inc	186,465	20,752
Booking Holdings Inc *	2,537	4,340
BorgWarner Inc	196,841	7,626
Brinker International Inc *	258,088	11,025
Carnival Corp *(A)	357,842	5,432
Darden Restaurants Inc	3,127	315
Dick’s Sporting Goods Inc	133,982	7,755
Dollar General Corp	235,180	49,298
Domino’s Pizza Inc	16,892	7,184
DR Horton Inc	16,198	1,225
eBay Inc	127,055	6,620
Foot Locker Inc, Cl A	65,687	2,170
General Motors Co *	4,749	141
Genuine Parts Co	99,630	9,482
Goodyear Tire & Rubber Co/The *	406,438	3,117
Harley-Davidson Inc, Cl A	88,020	2,160
Home Depot Inc/The	28,380	7,881
Lear Corp *	89,362	9,745
Lowe’s Cos Inc	328,236	54,441
Magna International Inc, Cl A	19,822	907
NIKE Inc, Cl B	357,743	44,911
PulteGroup Inc	251,522	11,643
Ross Stores Inc	243,090	22,685
Royal Caribbean Cruises Ltd *	71,822	4,649
Starbucks Corp	68,046	5,847
Target Corp, Cl A	185,748	29,240
TJX Cos Inc/The *	374,562	20,844
TopBuild Corp *	51,618	8,811
Whirlpool Corp	59,551	10,951

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Yum China Holdings Inc *	52,847	$2,798

		451,529

Consumer Staples — 9.7%
Altria Group Inc	521,010	20,132
Archer-Daniels-Midland Co	50,878	2,365
Coca-Cola Co/The	123,765	6,110
Conagra Brands Inc	429,158	15,325
Constellation Brands Inc, Cl A	10,975	2,080
Costco Wholesale Corp	20,685	7,343
Diageo PLC ADR	99,703	13,725
Estee Lauder Cos Inc/The, Cl A	35,000	7,639
Hershey Co/The	26,426	3,788
Ingredion Inc	52,032	3,938
J M Smucker Co/The	115,422	13,333
Kimberly-Clark Corp	166,165	24,536
Kraft Heinz Co/The	115,076	3,447
Kroger Co/The	1,115,528	37,828
Lamb Weston Holdings Inc	16,377	1,085
Mondelez International Inc, Cl A	24,475	1,406
Monster Beverage Corp *	105,061	8,426
PepsiCo Inc	238,706	33,085
Philip Morris International Inc	500,557	37,537
Procter & Gamble Co/The	233,806	32,497
Sysco Corp, Cl A	22,279	1,386
Tyson Foods Inc, Cl A	281,181	16,725
Unilever NV	731,480	44,181
Walgreens Boots Alliance Inc	184,087	6,612
Walmart Inc	163,857	22,925

		367,454

Energy — 1.8%
Cabot Oil & Gas Corp	114,860	1,994
Canadian Natural Resources Ltd	76,149	1,219
Chevron Corp	284,287	20,469
ConocoPhillips	304,949	10,015
Devon Energy Corp	791,355	7,486
Exxon Mobil Corp	164,776	5,657
Marathon Petroleum Corp	154,884	4,544
Phillips 66	157,655	8,173
Valero Energy Corp	174,730	7,569

		67,126

Financials — 15.5%
Aflac Inc	136,144	4,949
Allstate Corp/The	59,438	5,595
American Financial Group Inc/OH	39,790	2,665
Ameriprise Financial Inc	82,444	12,705
Assurant Inc	47,000	5,702
Assured Guaranty Ltd	31,872	685
Banco Santander SA ADR *(A)	606,153	1,121
Bank of America Corp	1,550,747	37,357
Berkshire Hathaway Inc, Cl B *	94,797	20,186
Capital One Financial Corp	87,969	6,321

SEI Institutional Managed Trust / Annual Report / September 30, 2020	1

SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Managed Large Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Charles Schwab Corp/The	172,552	$6,251
Citigroup Inc	397,260	17,126
Citizens Financial Group Inc	326,590	8,256
CME Group Inc	102,815	17,202
Comerica Inc	244,889	9,367
Discover Financial Services	159,651	9,225
Everest Re Group Ltd	57,218	11,303
FactSet Research Systems Inc	11,209	3,754
Fifth Third Bancorp	710,375	15,145
First Republic Bank/CA	78,000	8,507
Goldman Sachs Group Inc/The	21,644	4,350
Hartford Financial Services Group Inc/The	101,910	3,756
Intercontinental Exchange Inc	58,438	5,847
JPMorgan Chase & Co	478,943	46,108
KeyCorp	816,571	9,742
KKR & Co Inc	253,461	8,704
Lincoln National Corp	337,369	10,570
Markel Corp *	7,969	7,759
Marsh & McLennan Cos Inc	138,328	15,866
Moody’s Corp	288,575	83,643
Morgan Stanley	311,935	15,082
MSCI Inc, Cl A	114,462	40,838
Navient Corp	263,511	2,227
New York Community Bancorp Inc	461,888	3,820
PNC Financial Services Group Inc/The	46,966	5,162
Popular Inc	125,661	4,558
Progressive Corp/The	44,272	4,191
Prudential Financial Inc	44,724	2,841
Regions Financial Corp	599,114	6,908
Reinsurance Group of America Inc, Cl A	31,955	3,042
S&P Global Inc	18,482	6,665
SLM Corp	230,135	1,862
State Street Corp	163,752	9,715
T Rowe Price Group Inc	24,474	3,138
Travelers Cos Inc/The	120,419	13,028
Truist Financial Corp	261,546	9,952
Two Harbors Investment Corp ‡	687,049	3,497
Unum Group	292,306	4,919
US Bancorp	417,839	14,979
Voya Financial Inc	294,050	14,094
Wells Fargo & Co	200,806	4,721
Zions Bancorp NA	374,800	10,952

		585,958

Health Care — 16.6%
Abbott Laboratories	88,965	9,682
AbbVie Inc	92,048	8,063
Alexion Pharmaceuticals Inc *	57,862	6,621
AmerisourceBergen Corp, Cl A	137,635	13,340
Amgen Inc, Cl A	145,948	37,094
Anthem Inc	16,702	4,486
AstraZeneca PLC ADR	25,344	1,389
Baxter International Inc	63,282	5,089

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Becton Dickinson and Co	113,758	$26,469
Biogen Inc *	57,088	16,195
Bristol-Myers Squibb Co	343,381	20,702
Cardinal Health Inc	72,515	3,405
Centene Corp *	42,973	2,507
Cigna Corp	27,340	4,632
CVS Health Corp	409,664	23,924
DaVita Inc *	31,137	2,667
Edwards Lifesciences Corp, Cl A *	61,914	4,942
Eli Lilly and Co	169,143	25,037
Gilead Sciences Inc	120,443	7,611
HCA Healthcare Inc *	109,165	13,611
Horizon Therapeutics PLC *	103,969	8,076
Humana Inc	22,738	9,411
IDEXX Laboratories Inc *	56,807	22,331
Intuitive Surgical Inc *	7,669	5,441
Jazz Pharmaceuticals PLC *	6,090	868
Johnson & Johnson	629,906	93,780
McKesson Corp	12,923	1,925
Medtronic PLC	102,000	10,600
Merck & Co Inc	605,640	50,238
Mettler-Toledo International Inc *	28,371	27,399
Mylan NV *	160,000	2,373
Novartis AG ADR	174,021	15,133
Novo Nordisk A/S ADR	86,039	5,974
Pfizer Inc	850,751	31,223
Teleflex Inc	36,000	12,255
United Therapeutics Corp *	38,304	3,869
UnitedHealth Group Inc	191,280	59,635
Varian Medical Systems Inc *	44,113	7,587
Veeva Systems Inc, Cl A *	18,537	5,212
Vertex Pharmaceuticals Inc *	27,503	7,484
Zoetis Inc, Cl A	63,768	10,545

		628,825

Industrials — 8.4%
3M Co	131,281	21,029
AGCO Corp	52,600	3,907
Allison Transmission Holdings Inc	28,724	1,009
Carlisle Cos Inc	6,137	751
Carrier Global Corp	357,041	10,904
Caterpillar Inc, Cl A	32,511	4,849
Chart Industries Inc *	112,781	7,925
Cummins Inc	8,214	1,734
Deere & Co	27,326	6,056
Delta Air Lines Inc, Cl A *	158,339	4,842
Eaton Corp PLC	92,071	9,394
FedEx Corp	20,626	5,188
Fortive Corp	85,423	6,510
Graco Inc	542,313	33,271
Honeywell International Inc	61,532	10,129
Huntington Ingalls Industries Inc, Cl A	41,706	5,870
Illinois Tool Works Inc	47,481	9,174

2	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Managed Large Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Johnson Controls International plc	494,338	$20,194
L3Harris Technologies Inc	25,220	4,283
Lockheed Martin Corp	15,688	6,013
ManpowerGroup Inc	18,167	1,332
Middleby Corp/The *	100,000	8,971
Northrop Grumman Corp	16,563	5,225
Oshkosh Corp	61,954	4,554
Otis Worldwide Corp	61,000	3,808
PACCAR Inc	43,000	3,667
Raytheon Technologies Corp	247,761	14,256
Robert Half International Inc	25,692	1,360
Roper Technologies Inc	67,713	26,754
Siemens AG ADR (A)(B)	311,780	21,715
Southwest Airlines Co, Cl A *	86,460	3,242
SPX Corp *	148,826	6,903
Stanley Black & Decker Inc	20,000	3,244
Textron Inc	190,528	6,876
Timken Co/The	112,333	6,091
TransDigm Group Inc *	3,103	1,474
Waste Management Inc	18,232	2,063
WW Grainger Inc	64,211	22,909

		317,476

Information Technology — 21.8%
Adobe Inc *	132,912	65,184
Amphenol Corp, Cl A	52,312	5,664
Analog Devices Inc	82,993	9,689
Apple Inc	1,066,256	123,483
Applied Materials Inc	438,038	26,041
Arista Networks Inc *	15,299	3,166
ASML Holding NV, Cl G	23,674	8,742
Broadcom Inc	17,131	6,241
Cisco Systems Inc	758,449	29,875
Citrix Systems Inc	44,716	6,158
Cognizant Technology Solutions Corp, Cl A	8,912	619
Corning Inc, Cl B	234,159	7,589
Crowdstrike Holdings Inc, Cl A *	16,858	2,315
Dropbox Inc, Cl A *	216,744	4,174
Fortinet Inc *	24,423	2,877
Hewlett Packard Enterprise Co	307,307	2,879
HP Inc	480,394	9,123
Intel Corp	631,741	32,712
International Business Machines Corp	6,932	843
Intuit Inc	156,005	50,890
Juniper Networks Inc	7,046	151
Keysight Technologies Inc *	148,082	14,628
Lam Research Corp	22,006	7,301
Marvell Technology Group Ltd	264,770	10,511
Mastercard Inc, Cl A	193,391	65,399
Microchip Technology Inc	272,207	27,972
Micron Technology Inc *	161,000	7,561
Microsoft Corp	486,353	102,295
Motorola Solutions Inc	22,111	3,467

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Oracle Corp, Cl B	512,747	$30,611
Qorvo Inc *	23,736	3,062
QUALCOMM Inc	79,861	9,398
salesforce.com Inc *	15,984	4,017
SAP SE ADR (A)	154,915	24,137
Seagate Technology PLC	158,328	7,801
ServiceNow Inc *	18,268	8,860
Teradyne Inc	10,969	872
Texas Instruments Inc	44,297	6,325
VeriSign Inc *	91,384	18,720
Visa Inc, Cl A	275,684	55,129
Vishay Intertechnology Inc	240,771	3,749
Western Digital Corp *	33,750	1,234
Xerox Holdings Corp	253,986	4,767
Zendesk Inc *	63,012	6,485

		822,716

Materials — 4.6%
Cabot Corp	119,095	4,291
Celanese Corp, Cl A	28,298	3,041
Corteva Inc	64,004	1,844
Domtar Corp *	35,648	936
Dow Inc	162,912	7,665
DuPont de Nemours Inc	43,599	2,419
Eastman Chemical Co	165,233	12,908
Ecolab Inc	83,739	16,734
Huntsman Corp	531,983	11,815
Ingevity Corp *	14,131	699
International Paper Co	135,045	5,475
Linde PLC	123,959	29,518
LyondellBasell Industries NV, Cl A	74,826	5,275
Newmont Corp	98,126	6,226
O-I Glass Inc, Cl I *	451,358	4,780
Reliance Steel & Aluminum Co	11,055	1,128
Sherwin-Williams Co/The, Cl A	66,555	46,372
Steel Dynamics Inc	349,887	10,017
Westrock Co	27,405	952

		172,095

Real Estate — 2.1%
American Tower Corp, Cl A ‡	102,168	24,697
Brandywine Realty Trust ‡	24,300	251
CBRE Group Inc, Cl A *‡	41,173	1,934
Crown Castle International Corp ‡	40,644	6,767
Diversified Healthcare Trust ‡	1,104,641	3,888
Equinix Inc ‡	1,986	1,510
Equity Commonwealth ‡	50,543	1,346
Healthpeak Properties Inc ‡	606,660	16,471
Invitation Homes Inc ‡	28,203	789
Public Storage ‡	4,106	915
SBA Communications Corp, Cl A ‡	25,216	8,031
Service Properties Trust ‡	461,799	3,671

SEI Institutional Managed Trust / Annual Report / September 30, 2020	3

SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Managed Large Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Welltower Inc ‡	146,710	$8,082

		78,352

Utilities — 1.5%
Ameren Corp	65,226	5,158
American Electric Power Co Inc	57,553	4,704
Edison International	40,300	2,049
Exelon Corp	317,795	11,364
FirstEnergy Corp	93,278	2,678
NextEra Energy Inc	83,727	23,239
NRG Energy Inc	29,981	922
PPL Corp	241,001	6,558
UGI Corp	29,973	988
Vistra Corp	40,284	760

		58,420

Total Common Stock (Cost $1,765,370) ($ Thousands)		3,751,804

Description	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 1.3%
SEI Liquidity Fund, L.P.
0.100% **†(C)	48,569,484	$48,578

Total Affiliated Partnership (Cost $48,579) ($ Thousands)		48,578

CASH EQUIVALENT — 0.6%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	21,667,627	21,668

Total Cash Equivalent (Cost $21,668) ($ Thousands)		21,668

Total Investments in Securities — 101.2% (Cost $1,835,617) ($ Thousands)		$3,822,050

A list of the open futures contracts held by the Fund at September 30, 2020 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI	40	Dec-2020	$6,545	$6,704	$159
S&P Mid Cap 400 Index E-MINI	2	Dec-2020	363	371	8

			$6,908	$7,075	$167

Percentages are based on a Net Assets of $3,777,369 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2020 (see Note 10). The total market value of securities on loan at September 30, 2020, was $47,399 ($ Thousands).

(B)	Securities considered illiquid. The total value of such securities as of September 30, 2020 was $21,715 ($ Thousands) and represented 0.6% of the Net Assets of the Fund.

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2020 was $48,578 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

MSCI — Morgan Stanley Capital International

PLC — Public Limited Company

S&P — Standard & Poor’s

SPX — Standard & Poor’s 500 Index

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments carried and other financial instruments at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	3,751,804	–	–	3,751,804
Affiliated Partnership	–	48,578	–	48,578
Cash Equivalent	21,668	–	–	21,668

Total Investments in Securities	3,773,472	48,578	–	3,822,050

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	167	–	–	167

Total Other Financial Instruments	167	–	–	167

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Managed Large Cap Fund (Continued)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$39,146	$534,002	$(524,566)	$—	$(4)	$48,578	48,569,484	$765	$—
SEI Daily Income Trust, Government Fund, Cl F	34,813	606,098	(619,243)	—	—	21,668	21,667,627	161	—

Totals	$73,959	$1,140,100	$(1,143,809)	$—	$(4)	$70,246		$926	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	5

SCHEDULE OF INVESTMENTS

September 30, 2020

S&P 500 Index Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.2%

Communication Services — 10.6%
Activision Blizzard Inc	23,100	$1,870
Alphabet Inc, Cl A *	9,040	13,249
Alphabet Inc, Cl C *	8,809	12,946
AT&T Inc	213,493	6,087
CenturyLink Inc	30,170	304
Charter Communications Inc, Cl A *	4,514	2,818
Comcast Corp, Cl A	136,596	6,319
Discovery Inc, Cl A *	4,700	102
Discovery Inc, Cl C *	9,296	182
DISH Network Corp, Cl A *	7,338	213
Electronic Arts Inc *	8,678	1,132
Facebook Inc, Cl A *	71,990	18,854
Fox Corp	14,819	414
Interpublic Group of Cos Inc/The	11,701	195
Live Nation Entertainment Inc *	4,300	232
Netflix Inc *	13,200	6,600
News Corp, Cl A	11,975	168
News Corp, Cl B	4,000	56
Omnicom Group Inc	6,404	317
Take-Two Interactive Software Inc, Cl A *	3,400	562
T-Mobile US Inc *	17,400	1,990
Twitter Inc *	23,600	1,050
Verizon Communications Inc	123,996	7,376
ViacomCBS Inc, Cl B	16,221	454
Walt Disney Co/The	54,093	6,712

		90,202

Consumer Discretionary — 11.4%
Advance Auto Parts Inc	2,100	322
Amazon.com Inc, Cl A *	12,748	40,140
Aptiv PLC *	8,100	743
AutoZone Inc *	708	834
Best Buy Co Inc	6,854	763
Booking Holdings Inc *	1,240	2,121
BorgWarner Inc	6,300	244
CarMax Inc *	4,900	450
Carnival Corp *	14,084	214
Chipotle Mexican Grill Inc, Cl A *	846	1,052
Darden Restaurants Inc	3,918	395
Dollar General Corp	7,481	1,568
Dollar Tree Inc *	7,154	653
Domino’s Pizza Inc	1,200	510
DR Horton Inc	9,958	753
eBay Inc	19,949	1,039
Etsy Inc *	3,600	438
Expedia Group Inc *	4,055	372
Ford Motor Co *	117,770	784
Gap Inc/The	6,231	106
Garmin Ltd	4,405	418
General Motors Co *	37,713	1,116
Genuine Parts Co	4,336	413
Hanesbrands Inc	10,600	167

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hasbro Inc	3,896	$322
Hilton Worldwide Holdings Inc *	8,300	708
Home Depot Inc/The	32,231	8,951
L Brands Inc *	7,127	227
Las Vegas Sands Corp *	9,900	462
Leggett & Platt Inc	4,059	167
Lennar Corp, Cl A	8,216	671
LKQ Corp *	8,400	233
Lowe’s Cos Inc	22,649	3,757
Marriott International Inc/MD, Cl A *	8,024	743
McDonald’s Corp	22,255	4,885
MGM Resorts International	12,400	270
Mohawk Industries Inc *	1,800	176
Newell Brands Inc, Cl B	11,055	190
NIKE Inc, Cl B	37,223	4,673
Norwegian Cruise Line Holdings Ltd *	8,100	139
NVR Inc *	100	408
O’Reilly Automotive Inc *	2,218	1,023
PulteGroup Inc	7,499	347
PVH Corp *	2,159	129
Ralph Lauren Corp, Cl A *	1,405	96
Ross Stores Inc *	10,636	992
Royal Caribbean Cruises Ltd	5,100	330
Starbucks Corp	34,887	2,998
Tapestry Inc *	8,319	130
Target Corp, Cl A	15,028	2,366
Tiffany & Co	3,278	380
TJX Cos Inc/The *	35,786	1,991
Tractor Supply Co	3,480	499
Ulta Beauty Inc *	1,647	369
Under Armour Inc, Cl A *	6,005	67
Under Armour Inc, Cl C *	6,449	63
VF Corp	9,665	679
Whirlpool Corp	1,905	350
Wynn Resorts Ltd *	2,900	208
Yum! Brands Inc	9,070	828

		96,442

Consumer Staples — 6.9%
Altria Group Inc	55,573	2,147
Archer-Daniels-Midland Co	16,675	775
Brown-Forman Corp, Cl B	5,465	412
Campbell Soup Co	5,184	251
Church & Dwight Co Inc	7,400	693
Clorox Co/The	3,742	786
Coca-Cola Co/The	115,849	5,720
Colgate-Palmolive Co	25,695	1,982
Conagra Brands Inc	14,765	527
Constellation Brands Inc, Cl A	5,013	950
Costco Wholesale Corp	13,218	4,692
Estee Lauder Cos Inc/The, Cl A	6,800	1,484
General Mills Inc	18,186	1,122
Hershey Co/The	4,412	632

SEI Institutional Managed Trust / Annual Report / September 30, 2020	1

SCHEDULE OF INVESTMENTS

September 30, 2020

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hormel Foods Corp	8,408	$411
J M Smucker Co/The	3,453	399
Kellogg Co	7,667	495
Kimberly-Clark Corp	10,203	1,507
Kraft Heinz Co/The	19,108	572
Kroger Co/The	23,436	795
Lamb Weston Holdings Inc	4,300	285
McCormick & Co Inc/MD	3,666	712
Molson Coors Beverage Co, Cl B *	5,751	193
Mondelez International Inc, Cl A	42,620	2,449
Monster Beverage Corp *	11,054	887
PepsiCo Inc	41,459	5,746
Philip Morris International Inc	46,587	3,494
Procter & Gamble Co/The	74,545	10,361
Sysco Corp, Cl A	15,320	953
Tyson Foods Inc, Cl A	8,903	530
Walgreens Boots Alliance Inc	21,557	774
Walmart Inc	41,556	5,814

		58,550

Energy — 2.0%
Apache Corp	10,900	103
Baker Hughes Co, Cl A	19,449	258
Cabot Oil & Gas Corp	11,713	203
Chevron Corp	55,923	4,026
Concho Resources Inc	5,900	260
ConocoPhillips	32,160	1,056
Devon Energy Corp	11,313	107
Diamondback Energy Inc, Cl A	4,900	148
EOG Resources Inc	17,546	631
Exxon Mobil Corp	126,646	4,348
Halliburton Co	26,642	321
Hess Corp	7,975	326
HollyFrontier Corp	4,300	85
Kinder Morgan Inc	58,282	719
Marathon Oil Corp	22,556	92
Marathon Petroleum Corp	19,660	577
National Oilwell Varco Inc, Cl A *	11,268	102
Noble Energy Inc	13,900	119
Occidental Petroleum Corp	25,362	254
ONEOK Inc	13,309	346
Phillips 66	13,175	683
Pioneer Natural Resources Co	4,904	422
Schlumberger NV, Cl A	42,000	653
TechnipFMC PLC	11,700	74
Valero Energy Corp	12,221	529
Williams Cos Inc/The	36,569	719

		17,161

Financials — 9.5%
Aflac Inc	20,034	728
Allstate Corp/The	9,359	881
American Express Co	19,528	1,958

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
American International Group Inc	25,830	$711
Ameriprise Financial Inc	3,584	552
Aon PLC, Cl A	6,929	1,429
Arthur J Gallagher & Co	5,800	612
Assurant Inc	1,805	219
Bank of America Corp	228,445	5,503
Bank of New York Mellon Corp/The	24,499	841
Berkshire Hathaway Inc, Cl B *	59,363	12,641
BlackRock Inc	4,281	2,413
Capital One Financial Corp	13,755	988
Cboe Global Markets Inc	3,300	290
Charles Schwab Corp/The	34,836	1,262
Chubb Ltd	13,434	1,560
Cincinnati Financial Corp	4,483	350
Citigroup Inc	62,151	2,679
Citizens Financial Group Inc	12,900	326
CME Group Inc	10,740	1,797
Comerica Inc	4,192	160
Discover Financial Services	9,230	533
E*TRADE Financial Corp	6,752	338
Everest Re Group Ltd	1,237	244
Fifth Third Bancorp	21,411	456
First Republic Bank/CA	5,200	567
Franklin Resources Inc	8,050	164
Globe Life Inc	2,939	235
Goldman Sachs Group Inc/The	10,265	2,063
Hartford Financial Services Group Inc/The	10,686	394
Huntington Bancshares Inc/OH	30,814	283
Intercontinental Exchange Inc	16,605	1,661
Invesco Ltd	11,000	126
JPMorgan Chase & Co	91,276	8,787
KeyCorp	29,383	351
Lincoln National Corp	5,498	172
Loews Corp	7,162	249
M&T Bank Corp	3,825	352
MarketAxess Holdings Inc	1,100	530
Marsh & McLennan Cos Inc	15,159	1,739
MetLife Inc	23,239	864
Moody’s Corp	4,863	1,410
Morgan Stanley	35,761	1,729
MSCI Inc, Cl A	2,500	892
Nasdaq Inc, Cl A	3,500	430
Northern Trust Corp	6,309	492
People’s United Financial Inc	12,900	133
PNC Financial Services Group Inc/The	12,684	1,394
Principal Financial Group Inc, Cl A	7,757	312
Progressive Corp/The	17,585	1,665
Prudential Financial Inc	11,866	754
Raymond James Financial Inc	3,600	262
Regions Financial Corp	28,863	333
S&P Global Inc	7,151	2,579
State Street Corp	10,591	628

2	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
SVB Financial Group, Cl B *	1,500	$361
Synchrony Financial	16,063	420
T Rowe Price Group Inc	6,808	873
Travelers Cos Inc/The	7,556	817
Truist Financial Corp	40,496	1,541
Unum Group	6,061	102
US Bancorp	41,023	1,471
W R Berkley Corp	4,200	257
Wells Fargo & Co	123,115	2,894
Willis Towers Watson PLC	3,821	798
Zions Bancorp NA	4,760	139

		80,694

Health Care — 14.0%
Abbott Laboratories	52,999	5,768
AbbVie Inc	52,750	4,620
ABIOMED Inc *	1,300	360
Agilent Technologies Inc	9,215	930
Alexion Pharmaceuticals Inc *	6,600	755
Align Technology Inc *	2,159	707
AmerisourceBergen Corp, Cl A	4,396	426
Amgen Inc, Cl A	17,522	4,453
Anthem Inc	7,527	2,022
Baxter International Inc	15,235	1,225
Becton Dickinson and Co	8,671	2,017
Biogen Inc *	4,700	1,333
Bio-Rad Laboratories Inc, Cl A *	600	309
Boston Scientific Corp *	43,012	1,644
Bristol-Myers Squibb Co	67,397	4,063
Cardinal Health Inc	8,759	411
Catalent Inc *	4,900	420
Centene Corp *	17,308	1,010
Cerner Corp	9,200	665
Cigna Corp	11,007	1,865
Cooper Cos Inc/The, Cl A	1,500	506
CVS Health Corp	39,076	2,282
Danaher Corp, Cl A	18,896	4,069
DaVita Inc *	2,205	189
DENTSPLY SIRONA Inc	6,609	289
DexCom Inc *	2,800	1,154
Edwards Lifesciences Corp, Cl A *	18,700	1,493
Eli Lilly and Co	23,806	3,524
Gilead Sciences Inc	37,484	2,369
HCA Healthcare Inc *	7,905	986
Henry Schein Inc *	4,300	253
Hologic Inc *	7,800	518
Humana Inc	3,958	1,638
IDEXX Laboratories Inc *	2,500	983
Illumina Inc *	4,400	1,360
Incyte Corp *	5,500	494
Intuitive Surgical Inc *	3,534	2,507
IQVIA Holdings Inc *	5,700	898
Johnson & Johnson	78,854	11,740

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Laboratory Corp of America Holdings *	2,963	$558
McKesson Corp	4,829	719
Medtronic PLC	40,272	4,185
Merck & Co Inc	75,776	6,286
Mettler-Toledo International Inc *	733	708
Mylan NV *	15,815	234
PerkinElmer Inc	3,340	419
Perrigo Co PLC	4,004	184
Pfizer Inc	166,456	6,109
Quest Diagnostics Inc	4,024	461
Regeneron Pharmaceuticals Inc *	3,162	1,770
ResMed Inc	4,300	737
STERIS PLC	2,547	449
Stryker Corp	9,746	2,031
Teleflex Inc	1,400	477
Thermo Fisher Scientific Inc	11,869	5,240
UnitedHealth Group Inc	28,428	8,863
Universal Health Services Inc, Cl B *	2,300	246
Varian Medical Systems Inc *	2,705	465
Vertex Pharmaceuticals Inc *	7,760	2,112
Waters Corp *	1,897	371
West Pharmaceutical Services Inc	2,200	605
Zimmer Biomet Holdings Inc	6,222	847
Zoetis Inc, Cl A	14,246	2,356

		118,687

Industrials — 8.1%
3M Co	17,247	2,763
A O Smith Corp	4,100	216
Alaska Air Group Inc *	3,700	136
Allegion plc	2,770	274
American Airlines Group Inc *(A)	15,109	186
AMETEK Inc	6,900	686
Boeing Co/The *	15,887	2,625
Carrier Global Corp	24,544	750
Caterpillar Inc, Cl A	16,206	2,417
CH Robinson Worldwide Inc	4,105	419
Cintas Corp	2,568	855
Copart Inc *	6,200	652
CSX Corp	22,872	1,776
Cummins Inc	4,444	938
Deere & Co	9,406	2,085
Delta Air Lines Inc, Cl A *	19,313	591
Dover Corp	4,337	470
Eaton Corp PLC	12,008	1,225
Emerson Electric Co	17,915	1,175
Equifax Inc	3,630	570
Expeditors International of Washington Inc	5,061	458
Fastenal Co, Cl A	17,218	776
FedEx Corp	7,252	1,824
Flowserve Corp	4,000	109
Fortive Corp	10,087	769
Fortune Brands Home & Security Inc	4,200	363

SEI Institutional Managed Trust / Annual Report / September 30, 2020	3

SCHEDULE OF INVESTMENTS

September 30, 2020

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
General Dynamics Corp	6,959	$963
General Electric Co	261,309	1,628
Honeywell International Inc	21,041	3,464
Howmet Aerospace Inc *	11,178	187
Huntington Ingalls Industries Inc, Cl A	1,200	169
IDEX Corp	2,300	420
IHS Markit Ltd	11,100	871
Illinois Tool Works Inc	8,629	1,667
Ingersoll Rand Inc *	10,333	368
Jacobs Engineering Group Inc	3,904	362
JB Hunt Transport Services Inc	2,551	322
Johnson Controls International PLC	22,399	915
Kansas City Southern	2,800	506
L3Harris Technologies Inc	6,509	1,105
Lockheed Martin Corp	7,304	2,799
Masco Corp	7,884	435
Nielsen Holdings PLC	10,700	152
Norfolk Southern Corp	7,630	1,633
Northrop Grumman Corp	4,641	1,464
Old Dominion Freight Line Inc, Cl A	2,900	525
Otis Worldwide Corp	12,222	763
PACCAR Inc	10,367	884
Parker-Hannifin Corp, Cl A	3,871	783
Pentair PLC	5,066	232
Quanta Services Inc	4,200	222
Raytheon Technologies Corp	45,660	2,627
Republic Services Inc	6,283	587
Robert Half International Inc	3,532	187
Rockwell Automation Inc	3,430	757
Rollins Inc	4,200	228
Roper Technologies Inc	3,100	1,225
Snap-on Inc	1,653	243
Southwest Airlines Co, Cl A *	17,662	662
Stanley Black & Decker Inc	4,640	753
Teledyne Technologies Inc *	1,100	341
Textron Inc	6,907	249
Trane Technologies PLC	7,204	873
TransDigm Group Inc	1,600	760
Union Pacific Corp	20,374	4,011
United Airlines Holdings Inc *	7,500	261
United Parcel Service Inc, Cl B	21,172	3,528
United Rentals Inc *	2,200	384
Verisk Analytics Inc, Cl A	4,900	908
Waste Management Inc	11,628	1,316
Westinghouse Air Brake Technologies Corp	5,390	334
WW Grainger Inc	1,265	451
Xylem Inc/NY	5,400	454

		69,086

Information Technology — 27.6%
Accenture PLC, Cl A	19,049	4,305
Adobe Inc *	14,375	7,050
Advanced Micro Devices Inc *	35,200	2,886

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Akamai Technologies Inc *	4,904	$542
Amphenol Corp, Cl A	8,909	964
Analog Devices Inc	10,971	1,281
ANSYS Inc *	2,600	851
Apple Inc	481,362	55,746
Applied Materials Inc	27,250	1,620
Arista Networks Inc *	1,600	331
Autodesk Inc, Cl A *	6,517	1,505
Automatic Data Processing Inc	12,859	1,794
Broadcom Inc	12,046	4,389
Broadridge Financial Solutions Inc	3,444	455
Cadence Design Systems Inc *	8,400	896
CDW Corp/DE	4,300	514
Cisco Systems Inc	126,761	4,993
Citrix Systems Inc	3,542	488
Cognizant Technology Solutions Corp, Cl A	16,305	1,132
Corning Inc, Cl B	22,908	742
DXC Technology Co *	7,730	138
F5 Networks Inc, Cl A *	1,800	221
Fidelity National Information Services Inc, Cl B	18,565	2,733
Fiserv Inc, Cl A *	16,620	1,713
FleetCor Technologies Inc *	2,469	588
FLIR Systems Inc	4,000	143
Fortinet Inc *	4,012	473
Gartner Inc *	2,700	337
Global Payments Inc	8,927	1,585
Hewlett Packard Enterprise Co	38,991	365
HP Inc	41,091	780
Intel Corp	127,397	6,597
International Business Machines Corp	26,633	3,240
Intuit Inc	7,786	2,540
IPG Photonics Corp *	1,100	187
Jack Henry & Associates Inc	2,300	374
Juniper Networks Inc	10,100	217
Keysight Technologies Inc *	5,600	553
KLA Corp	4,671	905
Lam Research Corp	4,322	1,434
Leidos Holdings Inc	4,000	357
Mastercard Inc, Cl A	26,474	8,953
Maxim Integrated Products Inc *	8,000	541
Microchip Technology Inc	7,404	761
Micron Technology Inc *	33,269	1,562
Microsoft Corp	226,615	47,664
Motorola Solutions Inc	5,089	798
NetApp Inc	6,685	293
NortonLifeLock Inc	16,247	339
NVIDIA Corp	18,512	10,019
Oracle Corp, Cl B	57,823	3,452
Paychex Inc	9,669	771
Paycom Software Inc *	1,400	436
PayPal Holdings Inc *	35,149	6,925

4	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Qorvo Inc *	3,400	$439
QUALCOMM Inc	33,754	3,972
salesforce.com Inc *	27,223	6,842
Seagate Technology PLC	6,700	330
ServiceNow Inc *	5,761	2,794
Skyworks Solutions Inc	5,004	728
Synopsys Inc *	4,500	963
TE Connectivity Ltd	9,909	969
Teradyne Inc	5,000	397
Texas Instruments Inc	27,466	3,922
Tyler Technologies Inc *	1,200	418
VeriSign Inc *	3,000	615
Visa Inc, Cl A	50,476	10,094
Western Digital Corp *	9,174	335
Western Union Co/The	12,434	266
Xerox Holdings Corp	5,376	101
Xilinx Inc	7,353	766
Zebra Technologies Corp, Cl A *	1,600	404

		234,833

Materials — 2.6%
Air Products and Chemicals Inc	6,566	1,956
Albemarle Corp	3,200	286
Amcor PLC	47,232	522
Avery Dennison Corp	2,515	321
Ball Corp	9,772	812
Celanese Corp, Cl A	3,600	387
CF Industries Holdings Inc	6,450	198
Corteva Inc	22,473	647
Dow Inc	22,306	1,049
DuPont de Nemours Inc	22,073	1,225
Eastman Chemical Co	4,020	314
Ecolab Inc	7,475	1,494
FMC Corp	3,900	413
Freeport-McMoRan Inc, Cl B *	43,836	686
International Flavors & Fragrances Inc (A)	3,194	391
International Paper Co	11,874	481
Linde PLC	15,720	3,743
LyondellBasell Industries NV, Cl A	7,674	541
Martin Marietta Materials Inc, Cl A	1,819	428
Mosaic Co/The	10,109	185
Newmont Corp	23,925	1,518
Nucor Corp	9,095	408
Packaging Corp of America	2,900	316
PPG Industries Inc	7,090	866
Sealed Air Corp	4,528	176
Sherwin-Williams Co/The, Cl A	2,471	1,722
Vulcan Materials Co	3,949	535
Westrock Co	7,884	274

		21,894

Real Estate — 2.6%
Alexandria Real Estate Equities Inc ‡	3,500	560

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
American Tower Corp, Cl A ‡	13,246	$3,202
Apartment Investment and Management Co, Cl A ‡	4,640	156
AvalonBay Communities Inc ‡	4,215	629
Boston Properties Inc ‡	4,300	345
CBRE Group Inc, Cl A *‡	10,109	475
Crown Castle International Corp ‡	12,604	2,099
Digital Realty Trust Inc, Cl A ‡	8,069	1,184
Duke Realty Corp ‡	11,100	410
Equinix Inc ‡	2,683	2,039
Equity Residential ‡	10,344	531
Essex Property Trust Inc ‡	1,900	382
Extra Space Storage Inc ‡	3,900	417
Federal Realty Investment Trust ‡	2,100	154
Healthpeak Properties Inc ‡	16,100	437
Host Hotels & Resorts Inc *‡	21,674	234
Iron Mountain Inc ‡	8,538	229
Kimco Realty Corp ‡	13,113	148
Mid-America Apartment Communities Inc ‡	3,400	394
Prologis Inc ‡	22,120	2,226
Public Storage ‡	4,566	1,017
Realty Income Corp ‡	10,400	632
Regency Centers Corp ‡	4,699	179
SBA Communications Corp, Cl A ‡	3,300	1,051
Simon Property Group Inc ‡	9,206	595
SL Green Realty Corp ‡	2,200	102
UDR Inc ‡	9,000	293
Ventas Inc ‡	11,332	475
Vornado Realty Trust ‡	4,677	158
Welltower Inc ‡	12,600	694
Weyerhaeuser Co *‡	22,361	638

		22,085

Utilities — 2.9%
AES Corp/The	19,690	357
Alliant Energy Corp	7,600	392
Ameren Corp	7,453	589
American Electric Power Co Inc	14,915	1,219
American Water Works Co Inc	5,400	782
Atmos Energy Corp	3,700	354
CenterPoint Energy Inc	16,485	319
CMS Energy Corp	8,601	528
Consolidated Edison Inc	10,033	781
Dominion Energy Inc	25,187	1,988
DTE Energy Co	5,745	661
Duke Energy Corp	22,016	1,950
Edison International	11,457	582
Entergy Corp	6,026	594
Evergy Inc	6,799	345
Eversource Energy	10,235	855
Exelon Corp	29,155	1,043
FirstEnergy Corp	16,423	471
NextEra Energy Inc	14,620	4,058

SEI Institutional Managed Trust / Annual Report / September 30, 2020	5

SCHEDULE OF INVESTMENTS

September 30, 2020

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
NiSource Inc	11,544	$254
NRG Energy Inc	7,213	222
Pinnacle West Capital Corp	3,449	257
PPL Corp	23,071	628
Public Service Enterprise Group Inc	15,030	825
Sempra Energy	8,645	1,023
Southern Co/The	31,735	1,721
WEC Energy Group Inc	9,419	913
Xcel Energy Inc	15,736	1,086

		24,797

Total Common Stock (Cost $273,119) ($ Thousands)		834,431

Description	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 0.0%
SEI Liquidity Fund, L.P.
0.100% **†(B)	349,021	$349

Total Affiliated Partnership (Cost $349) ($ Thousands)		349

CASH EQUIVALENT — 1.5%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	12,427,603	12,428

Total Cash Equivalent (Cost $12,428) ($ Thousands)		12,428

Total Investments in Securities — 99.7% (Cost $285,896) ($ Thousands)		$847,208

A list of the open futures contracts held by the Fund at September 30, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)

S&P 500 Index E-MINI	95	Dec-2020	$15,858	$15,922	$64

Percentages are based on Net Assets of $850,084 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2020 (see Note 10). The total market value of securities on loan at September 30, 2020 was $345 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of September 30, 2020 was $349 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

S&P— Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	834,432	–	–	834,431
Affiliated Partnership	–	349	–	349
Cash Equivalent	12,428	–	–	12,428

Total Investments in Securities	846,860	349	–	847,208

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	64	–	–	64

Total Other Financial Instruments	64	–	–	64

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

6	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

S&P 500 Index Fund (Continued)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$—	$59,268	$(58,922)	$3	$—	$349	349,021	$13	$—
SEI Daily Income Trust, Government Fund, Cl F	8,999	243,016	(239,587)	—	—	12,428	12,427,603	100	—

Totals	$8,999	$302,284	$(298,509)	$3	$—	$12,777		$113	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	7

SCHEDULE OF INVESTMENTS

September 30, 2020

Small Cap Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.3%

Communication Services — 2.5%
Bandwidth Inc, Cl A *	4,000	$698
Boingo Wireless Inc *	18,460	188
Boston Omaha Corp, Cl A *	6,651	107
Cable One Inc	765	1,442
Cars.com Inc *	31,960	258
Cinemark Holdings Inc	168,949	1,690
Cogent Communications Holdings Inc	35,610	2,138
comScore Inc *	47,640	97
Consolidated Communications Holdings Inc *	170,440	970
Glu Mobile Inc *	61,557	473
Iridium Communications Inc *	22,800	583
MSG Networks Inc *	10,369	99
National CineMedia Inc	44,182	120
Nexstar Media Group Inc, Cl A	16,498	1,484
Ooma Inc *	58,179	759
QuinStreet Inc *	26,640	422
TEGNA Inc	91,581	1,076
TrueCar Inc *	106,137	531

		13,135

Consumer Discretionary — 16.3%
1-800-Flowers.com Inc, Cl A *	21,622	539
Aaron’s Inc	31,212	1,768
Adtalem Global Education Inc *	15,903	390
Advance Auto Parts Inc	8,691	1,334
American Axle & Manufacturing Holdings Inc *	22,340	129
American Eagle Outfitters Inc	359,855	5,330
American Outdoor Brands Inc *	2,062	27
American Public Education Inc *	31,412	885
America’s Car-Mart Inc/TX *	4,918	417
At Home Group Inc *	36,500	542
Beazer Homes USA Inc, Cl A *	28,839	381
Bed Bath & Beyond Inc *	35,000	524
Big Lots Inc	24,997	1,115
Biglari Holdings Inc, Cl B *	181	16
Bloomin’ Brands Inc	233,293	3,562
Brinker International Inc *	18,995	811
Brunswick Corp/DE	23,574	1,389
Buckle Inc/The	16,590	338
Callaway Golf Co *	29,711	569
Camping World Holdings Inc, Cl A	18,000	535
CarParts.com Inc *(A)	144,142	1,558
Carriage Services Inc	39,977	892
Carter’s Inc *	6,655	576
Cato Corp/The, Cl A *	38,430	301
Cheesecake Factory Inc/The (A)	75,616	2,098
Chegg Inc *	4,915	351
Churchill Downs Inc	5,350	876
Chuy’s Holdings Inc *	24,795	485
Citi Trends Inc *	8,845	221

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Core-Mark Holding Co Inc, Cl A	48,027	$1,389
Dave & Buster’s Entertainment Inc (A)	269,222	4,081
Deckers Outdoor Corp *	5,496	1,209
Del Taco Restaurants Inc *	20,970	172
Dick’s Sporting Goods Inc	12,021	696
Domino’s Pizza Inc	3,944	1,677
El Pollo Loco Holdings Inc *	53,031	859
Envela Corp *	62,751	269
Ethan Allen Interiors Inc	37,630	510
Etsy Inc *	3,130	381
Fiesta Restaurant Group Inc *	20,350	191
Floor & Decor Holdings Inc, Cl A *	7,800	583
Green Brick Partners Inc *	92,928	1,496
GrowGeneration Corp *(A)	27,500	439
Hamilton Beach Brands Holding Co, Cl A	4,042	79
Haverty Furniture Cos Inc	40,386	846
Helen of Troy Ltd *	2,950	571
Hibbett Sports Inc *	12,583	494
Hooker Furniture Corp	1,623	42
Installed Building Products Inc *	6,300	641
Johnson Outdoors Inc, Cl A	8,905	729
Lands’ End Inc *	7,614	99
LGI Homes Inc *	5,548	645
Lincoln Educational Services Corp *	76,763	424
Liquidity Services Inc *	3,217	24
Lithia Motors Inc, Cl A	2,200	501
Lovesac Co/The *	7,890	219
M/I Homes Inc *	14,300	659
Marine Products Corp	8,040	126
MDC Holdings Inc	13,200	622
Meritage Homes Corp *	10,779	1,190
Michaels Cos Inc/The *	50,000	483
Modine Manufacturing Co *	577,653	3,610
Monro Inc	18,830	764
Murphy USA Inc *	22,125	2,838
Noodles & Co, Cl A *	25,560	176
Norwegian Cruise Line Holdings Ltd *(A)	96,505	1,651
Oxford Industries Inc, Cl A	10,222	413
Papa John’s International Inc, Cl A	6,182	509
Peloton Interactive Inc, Cl A *	5,747	570
Penn National Gaming Inc *	12,878	936
Perdoceo Education Corp *	34,492	422
Pool Corp	5,541	1,854
Purple Innovation Inc, Cl A *	12,568	312
RH *	2,272	869
Scientific Games Corp, Cl A *	15,700	548
Shutterstock Inc	21,517	1,120
Skechers USA Inc, Cl A *	15,180	459
Smith & Wesson Brands Inc	8,251	128
Sonic Automotive Inc, Cl A	8,900	357
Sportsman’s Warehouse Holdings Inc *	90,045	1,289
Stamps.com Inc *	4,882	1,176

SEI Institutional Managed Trust / Annual Report / September 30, 2020	1

SCHEDULE OF INVESTMENTS

September 30, 2020

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Steven Madden Ltd *	17,534	$342
Superior Group of Cos Inc	13,017	302
Taylor Morrison Home Corp, Cl A *	78,143	1,922
Texas Roadhouse Inc, Cl A *	8,351	508
Tilly’s Inc, Cl A *	63,720	384
TopBuild Corp *	4,742	809
Tractor Supply Co	11,935	1,711
TRI Pointe Group Inc *	36,603	664
Urban Outfitters Inc *	118,277	2,461
Velodyne Lidar Inc *	14,500	271
Vista Outdoor Inc *	71,446	1,442
Weyco Group Inc	6,970	113
Williams-Sonoma Inc	4,300	389
Wingstop Inc, Cl A	7,741	1,058
Winmark Corp	4,610	794
Workhorse Group Inc *(A)	25,033	633
XPEL Inc *	1,250	33
YETI Holdings Inc *	24,506	1,111
Zovio Inc, Cl A *	116,336	465
Zumiez Inc *	16,788	467

		86,185

Consumer Staples — 6.0%
BJ’s Wholesale Club Holdings Inc *	53,890	2,239
Boston Beer Co Inc/The, Cl A *	507	448
Calavo Growers Inc	18,580	1,231
Cal-Maine Foods Inc *	31,280	1,200
Casey’s General Stores Inc	8,176	1,452
Celsius Holdings Inc *	23,338	530
Central Garden & Pet Co, Cl A *	35,032	1,342
Church & Dwight Co Inc	13,613	1,276
Darling Ingredients Inc *	97,685	3,519
elf Beauty Inc *	34,980	643
Freshpet Inc *	7,308	816
Hain Celestial Group Inc/The *	24,591	844
Hostess Brands Inc, Cl A *	89,029	1,098
J & J Snack Foods Corp	10,002	1,304
Lamb Weston Holdings Inc	18,929	1,254
Landec Corp *	21,567	210
Lifevantage Corp *	44,933	542
Medifast Inc	3,565	586
MGP Ingredients Inc	19,560	777
National Beverage Corp, Cl A *(A)	7,828	532
Natural Grocers by Vitamin Cottage Inc	49,787	491
Oil-Dri Corp of America	2,967	106
Pilgrim’s Pride Corp *(A)	89,997	1,347
Primo Water Corp	42,000	596
Sanderson Farms Inc	9,669	1,141
SpartanNash Co	7,970	130
Spectrum Brands Holdings Inc	13,145	751
Tootsie Roll Industries Inc	26,270	812
TreeHouse Foods Inc *	45,935	1,862
Turning Point Brands Inc	22,470	627

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
United Natural Foods Inc *	13,080	$195
Utz Brands Inc	28,463	510
Village Super Market Inc, Cl A	22,923	564
Weis Markets Inc	18,933	909

		31,884

Energy — 1.7%
Berry Corp *	32,860	104
Bonanza Creek Energy Inc *	8,151	153
Cabot Oil & Gas Corp	113,626	1,973
Cimarex Energy Co	73,665	1,792
Delek US Holdings Inc	30,787	343
DMC Global Inc *	14,558	480
Green Plains Inc *	19,120	296
Liberty Oilfield Services Inc, Cl A *	14,240	114
National Energy Services Reunited Corp *	20,990	134
New Fortress Energy Inc, Cl A	20,641	908
NexTier Oilfield Solutions Inc *	78,016	144
Oil States International Inc *	37,436	102
Parsley Energy Inc, Cl A	56,000	524
PDC Energy Inc, Cl A *	30,823	382
Peabody Energy Corp *	1,288	3
Renewable Energy Group Inc *	13,000	695
Select Energy Services Inc, Cl A *	66,928	257
Solaris Oilfield Infrastructure Inc, Cl A	17,980	114
Talos Energy Inc *	26,710	172
Tidewater Inc *	17,563	118

		8,808

Financials — 17.1%
Affiliated Managers Group Inc	9,574	655
Amalgamated Bank, Cl A	21,600	228
American Equity Investment Life Holding Co	194,140	4,269
Anworth Mortgage Asset Corp ‡	155,280	255
Ares Commercial Real Estate Corp ‡	14,512	133
Argo Group International Holdings Ltd	73,345	2,525
Artisan Partners Asset Management Inc, Cl A	31,790	1,239
Atlantic Capital Bancshares Inc *	16,935	192
B Riley Financial Inc	7,140	179
Banco Latinoamericano de Comercio Exterior SA, Cl E	12,680	154
Bancorp Inc/The *	45,100	390
Bank of Marin Bancorp	10,419	302
Bank of NT Butterfield & Son Ltd/The	53,484	1,192
Bank OZK	56,412	1,203
BankUnited Inc	191,392	4,193
Blackstone Mortgage Trust Inc, Cl A ‡	49,571	1,089
Bridgewater Bancshares Inc *	16,240	154
BRP Group Inc, Cl A *	32,481	809
Capital Bancorp Inc *	6,402	60
Capstead Mortgage Corp ‡	22,370	126
Caretrust ‡	32,000	569
Carter Bank & Trust *	22,130	147

2	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Central Pacific Financial Corp	16,300	$221
Cherry Hill Mortgage Investment Corp ‡	16,866	151
CNO Financial Group Inc	270,110	4,333
Cohen & Steers Inc	34,837	1,942
Crawford & Co, Cl A	36,940	242
Curo Group Holdings Corp	21,950	155
Customers Bancorp Inc *	19,072	214
Discover Financial Services	25,961	1,500
Donegal Group Inc, Cl A	17,670	249
Dynex Capital Inc ‡	67,664	1,029
Enova International Inc *	9,740	160
ESSA Bancorp Inc	8,365	103
EZCORP Inc, Cl A *	68,000	342
FactSet Research Systems Inc	5,251	1,758
Farmers National Banc Corp	21,760	238
Federated Hermes Inc, Cl B	22,265	479
FedNat Holding Co	448	3
First Bancshares Inc/The	5,573	117
First Commonwealth Financial Corp	232,903	1,803
First Community Bankshares Inc	19,280	348
First Financial Corp/IN	6,440	202
First Horizon National Corp	669,709	6,315
First of Long Island Corp/The	14,488	214
Flagstar Bancorp Inc	20,456	606
Flushing Financial Corp	26,923	283
FNB Corp/PA	566,502	3,841
Globe Life Inc	13,450	1,075
Goosehead Insurance Inc, Cl A *	4,874	422
Granite Point Mortgage Trust Inc ‡	43,007	305
Great Western Bancorp Inc	69,737	868
Greenhill & Co Inc	19,097	217
Greenlight Capital Re Ltd, Cl A *	19,430	131
Hanmi Financial Corp	12,380	102
Hannon Armstrong Sustainable Infrastructure Capital Inc ‡	14,000	592
Hanover Insurance Group Inc/The, Cl A	13,221	1,232
HarborOne Bancorp Inc	74,190	599
HBT Financial Inc	23,580	264
HCI Group Inc	10,970	541
Hercules Capital Inc, Cl A	112,006	1,296
Heritage Commerce Corp	18,641	124
Heritage Insurance Holdings Inc	18,210	184
Hilltop Holdings Inc	31,676	652
Home BancShares Inc/AR	68,691	1,041
HomeTrust Bancshares Inc	13,650	185
Independent Bank Corp/MI	8,850	111
Kemper Corp, Cl A	13,288	888
Kinsale Capital Group Inc	3,142	597
Lincoln National Corp	83,081	2,603
Macatawa Bank Corp	36,993	241
MarketAxess Holdings Inc	3,067	1,477
Mercantile Bank Corp	7,970	144

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Merchants Bancorp/IN	32,815	$647
MGIC Investment Corp	134,811	1,194
Morningstar Inc, Cl A	5,850	940
Mr Cooper Group Inc *	24,503	547
National General Holdings Corp	15,500	523
OFG Bancorp	110,654	1,379
Oportun Financial Corp *	11,720	138
Oppenheimer Holdings Inc, Cl A	8,220	183
Palomar Holdings Inc, Cl A *	6,264	653
PCSB Financial Corp	19,520	236
Peapack-Gladstone Financial Corp	15,340	232
PennyMac Financial Services Inc	20,259	1,177
Peoples Bancorp Inc/OH	30,640	585
Pinnacle Financial Partners Inc	20,372	725
PJT Partners Inc	9,894	600
Professional Holding Corp, Cl A *	8,319	111
Prosperity Bancshares Inc	23,070	1,196
Provident Bancorp Inc	15,496	121
Pzena Investment Management Inc, Cl A	23,670	127
RBB Bancorp	22,380	254
Ready Capital Corp ‡	25,413	285
Regional Management Corp *	6,593	110
Richmond Mutual BanCorp Inc	12,940	137
Safeguard Scientifics Inc *	55,761	306
ServisFirst Bancshares Inc	14,120	480
Social Capital Hedosophia Holdings Corp II, Cl A *(A)	34,034	646
Sterling Bancorp/DE	110,271	1,160
Stifel Financial Corp	9,584	484
TCF Financial Corp	182,070	4,253
TriState Capital Holdings Inc *	15,768	209
Trupanion Inc *	8,990	709
Umpqua Holdings Corp	353,088	3,750
Univest Financial Corp	81,038	1,164
Waterstone Financial Inc	91,645	1,420
Western Alliance Bancorp	22,505	712
Westwood Holdings Group Inc *	8,669	97
WisdomTree Investments Inc	47,480	152

		90,444

Health Care — 14.1%
Abeona Therapeutics Inc *	51,635	53
Accuray Inc *	67,774	163
Affimed NV *	150,750	511
Agenus Inc *	95,688	383
Akero Therapeutics Inc *	11,932	367
Albireo Pharma Inc *	6,240	208
American Renal Associates Holdings Inc *	22,523	155
AMN Healthcare Services Inc *	50,618	2,959
AnaptysBio Inc *	9,970	147
Anika Therapeutics Inc *	13,093	463
Antares Pharma Inc *	87,930	237
Apollo Medical Holdings Inc *	3,518	63

SEI Institutional Managed Trust / Annual Report / September 30, 2020	3

SCHEDULE OF INVESTMENTS

September 30, 2020

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Apyx Medical Corp *	28,295	$133
Ardelyx Inc *	17,998	95
Arena Pharmaceuticals Inc *	7,100	531
Assembly Biosciences Inc *	25,000	411
Atreca Inc, Cl A *	9,379	131
Avid Bioservices Inc *	95,323	726
Axonics Modulation Technologies Inc *	10,800	551
BioDelivery Sciences International Inc *	218,387	815
Biohaven Pharmaceutical Holding Co Ltd *	5,420	352
BioSpecifics Technologies Corp *	12,110	640
Blueprint Medicines Corp *	7,600	705
Cardiff Oncology Inc *(A)	38,000	539
Castle Biosciences Inc *	20,059	1,032
Catalyst Pharmaceuticals Inc *	104,836	311
Cerecor Inc *	42,330	96
Charles River Laboratories International Inc *	2,145	486
Chemed Corp	3,440	1,652
ChemoCentryx Inc *	15,881	870
Chiasma Inc *	51,941	223
Computer Programs and Systems Inc	10,280	284
Cross Country Healthcare Inc *	30,669	199
CryoPort Inc *	13,500	640
Cutera Inc *	25,190	478
Cymabay Therapeutics Inc *	109,854	795
CytomX Therapeutics Inc *	20,240	135
CytoSorbents Corp *	29,819	238
Denali Therapeutics Inc *	15,500	555
Dicerna Pharmaceuticals Inc *	27,136	488
Durect Corp *	250,808	429
Eagle Pharmaceuticals Inc/DE *	7,648	325
Eiger BioPharmaceuticals Inc *	14,962	122
Emergent BioSolutions Inc *	12,264	1,267
Encompass Health Corp	19,277	1,253
Ensign Group Inc/The	48,105	2,745
Envista Holdings Corp *	63,118	1,558
Enzo Biochem Inc *	115,676	244
Evolent Health Inc, Cl A *	33,829	420
Fate Therapeutics Inc *	12,901	516
Five Prime Therapeutics Inc *	100,148	471
Flexion Therapeutics Inc *	13,970	145
Fulcrum Therapeutics Inc *	14,444	115
G1 Therapeutics Inc *	39,487	456
GenMark Diagnostics Inc *	40,172	571
Halozyme Therapeutics Inc *	20,371	535
Harpoon Therapeutics Inc *	8,046	137
Heska Corp *	3,900	385
Horizon Therapeutics PLC *	9,622	747
Immunovant Inc *	13,600	479
Inari Medical Inc *	6,000	414
Inovalon Holdings Inc, Cl A *	22,000	582
Inspire Medical Systems Inc *	4,667	602

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Integra LifeSciences Holdings Corp *	59,377	$2,804
Intersect ENT Inc *	15,000	245
Intra-Cellular Therapies Inc, Cl A *	14,513	372
Invacare Corp *	25,330	191
Invitae Corp *	16,282	706
iRadimed Corp *	8,441	181
iRhythm Technologies Inc *	3,664	872
Joint Corp/The *	21,081	367
Kindred Biosciences Inc *	34,426	148
Kiniksa Pharmaceuticals Ltd, Cl A *	6,256	96
Kura Oncology Inc *	23,311	714
Lannett Co Inc *	21,838	133
Lantheus Holdings Inc *	30,061	381
LeMaitre Vascular Inc	4,205	137
Livongo Health Inc *	4,279	599
Luminex Corp	56,907	1,494
Magellan Health Inc *	7,320	555
Marinus Pharmaceuticals Inc *	19,087	245
MeiraGTx Holdings plc *	24,050	318
Meridian Bioscience Inc *	44,223	751
Mirati Therapeutics Inc *	4,500	747
Mustang Bio Inc *	43,728	138
MyoKardia Inc *	5,944	810
NanoString Technologies Inc *	11,600	519
Natera Inc *	11,054	799
Nevro Corp *	4,915	685
NuVasive Inc *	16,005	777
Ontrak Inc *(A)	6,840	410
Otonomy Inc *	136,225	552
Owens & Minor Inc	50,503	1,268
Oyster Point Pharma Inc *	5,700	120
Pacific Biosciences of California Inc *	29,414	290
Pacira BioSciences Inc *	10,700	643
Personalis Inc *	21,311	462
Pieris Pharmaceuticals Inc *	62,273	129
Precision BioSciences Inc *	21,160	130
Prestige Consumer Healthcare Inc, Cl A *	49,013	1,785
Prevail Therapeutics Inc *	10,273	105
Protagonist Therapeutics Inc *	23,029	450
Prothena Corp PLC *	19,080	191
Quest Diagnostics Inc	11,942	1,367
Quidel Corp *	2,329	511
R1 RCM Inc *	73,000	1,252
Repligen Corp *	3,197	472
ResMed Inc	9,806	1,681
Retrophin Inc *	30,736	567
Revance Therapeutics Inc *	16,000	402
Rigel Pharmaceuticals Inc *	337,385	810
Scholar Rock Holding Corp *	13,904	246
Seres Therapeutics Inc *	18,600	527
Shockwave Medical Inc *	9,200	697
SIGA Technologies Inc *	57,085	392

4	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Silk Road Medical Inc *	10,925	$734
Spectrum Pharmaceuticals Inc *	36,083	147
Spero Therapeutics Inc *	13,500	151
STERIS PLC	10,048	1,770
Surface Oncology Inc *	85,959	593
Surmodics Inc *	6,790	264
Sutro Biopharma Inc *	12,761	128
Syndax Pharmaceuticals Inc *	6,804	100
Syros Pharmaceuticals Inc *	73,072	646
Tandem Diabetes Care Inc *	4,615	524
TG Therapeutics Inc *	20,000	535
Turning Point Therapeutics Inc *	7,400	647
Twist Bioscience Corp *	8,501	646
Ultragenyx Pharmaceutical Inc *	13,606	1,118
Utah Medical Products Inc	1,346	108
Veracyte Inc *	14,803	481
Vericel Corp *	22,630	419
Voyager Therapeutics Inc *	36,230	387

		74,979

Industrials — 15.1%
AAON Inc	10,305	621
ABM Industries Inc	14,600	535
ACCO Brands Corp	174,641	1,013
Advanced Drainage Systems Inc	21,932	1,369
AECOM *	22,853	956
AeroVironment Inc *	7,302	438
Allied Motion Technologies Inc	2,460	102
Altra Industrial Motion Corp	25,782	953
Ameresco Inc, Cl A *	16,000	534
American Superconductor Corp *	41,208	597
Arcosa Inc	12,814	565
Argan Inc	12,400	520
Atlas Air Worldwide Holdings Inc *	21,233	1,293
AZEK Co Inc/The, Cl A *	13,000	453
Badger Meter Inc	21,467	1,403
Bloom Energy Corp, Cl A *(A)	23,000	413
Blue Bird Corp *	9,631	117
BMC Stock Holdings Inc *	13,093	561
Brady Corp, Cl A	11,374	455
Builders FirstSource Inc *	39,586	1,291
BWX Technologies Inc, Cl W	48,858	2,751
CAI International Inc	16,210	446
CBIZ Inc *	22,225	508
CECO Environmental Corp *	35,290	257
CIRCOR International Inc *	22,953	628
Clean Harbors Inc *	18,345	1,028
Cornerstone Building Brands Inc *	10,705	85
Covenant Logistics Group Inc, Cl A *	27,274	477
CRA International Inc	15,976	599
Ducommun Inc *	13,275	437
DXP Enterprises Inc/TX *	22,615	365
Dycom Industries Inc *(A)	9,100	481

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
EMCOR Group Inc	8,180	$554
Energy Recovery Inc *	72,778	597
Enerpac Tool Group Corp, Cl A	33,606	632
Ennis Inc	38,590	673
EnPro Industries Inc	14,358	810
ESCO Technologies Inc	5,777	465
Evoqua Water Technologies Corp *	29,174	619
Exponent Inc	21,694	1,563
Foundation Building Materials Inc *	33,259	523
Franklin Covey Co *	15,530	276
Generac Holdings Inc *	2,389	463
Gibraltar Industries Inc *	19,538	1,273
Great Lakes Dredge & Dock Corp *	24,150	230
Griffon Corp	26,500	518
Harsco Corp *	53,040	738
Heartland Express Inc	28,239	525
Heidrick & Struggles International Inc	23,722	466
Heritage-Crystal Clean Inc *	4,980	67
Hexcel Corp, Cl A *	11,775	395
Hillenbrand Inc	30,831	874
Huntington Ingalls Industries Inc, Cl A	5,395	759
Huron Consulting Group Inc *	24,027	945
Insteel Industries Inc	5,891	110
ITT Inc	23,881	1,410
JetBlue Airways Corp *	259,502	2,940
Kelly Services Inc, Cl A *	27,232	464
Kimball International Inc, Cl B	19,143	202
Korn Ferry	26,722	775
Landstar System Inc	8,419	1,057
Lindsay Corp	5,202	503
Marten Transport Ltd	32,250	526
Masonite International Corp *	16,770	1,650
Maxar Technologies Inc	21,016	524
Mercury Systems Inc *	6,636	514
Miller Industries Inc/TN	10,049	307
MRC Global Inc *	63,240	271
MSC Industrial Direct Co Inc, Cl A	18,307	1,158
MYR Group Inc *	13,034	485
Nordson Corp	6,153	1,180
Northwest Pipe Co *	18,341	485
nVent Electric PLC	46,788	828
Park Aerospace Corp	43,210	472
PGT Innovations Inc *	36,563	641
PICO Holdings Inc *	12,274	110
Plug Power Inc *	57,947	777
Powell Industries Inc	26,519	640
Primoris Services Corp	32,000	577
Quanex Building Products Corp	27,208	502
Quanta Services Inc	11,700	618
Regal Beloit	11,221	1,053
Resources Connection Inc	44,185	510
Rexnord Corp	20,000	597

SEI Institutional Managed Trust / Annual Report / September 30, 2020	5

SCHEDULE OF INVESTMENTS

September 30, 2020

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Saia Inc *	3,209	$405
Shyft Group Inc/The	24,150	456
Simpson Manufacturing Co Inc	12,660	1,230
SiteOne Landscape Supply Inc *	4,900	598
Snap-on Inc	8,063	1,186
SP Plus Corp *	5,643	101
SPX Corp *	14,454	670
SPX FLOW Inc *	11,406	488
Standex International Corp	13,638	807
Sterling Construction Co Inc *	16,440	233
Sunrun Inc *(A)	12,587	970
Systemax Inc	12,060	289
Team Inc *	80,577	443
Tetra Tech Inc	26,101	2,493
Textainer Group Holdings Ltd *	26,290	372
Toro Co/The	16,466	1,382
Trex Co Inc *	8,466	606
Tutor Perini Corp *	25,240	281
UFP Industries Inc	22,804	1,289
UniFirst Corp/MA	6,900	1,307
Universal Logistics Holdings Inc *	16,900	353
US Xpress Enterprises Inc, Cl A *	8,496	70
Vectrus Inc *	8,160	310
Veritiv Corp *	10,961	139
Vicor Corp *	5,529	430
Wabash National Corp	40,294	482
Werner Enterprises Inc	13,000	546
WESCO International Inc *	86,219	3,795
Willdan Group Inc *	7,290	186

		80,019

Information Technology — 14.1%
A10 Networks Inc *	204,674	1,304
Advanced Energy Industries Inc *	7,800	491
Agilysys Inc *	36,560	883
American Software Inc/GA, Cl A	32,485	456
Amkor Technology Inc *	47,687	534
AudioCodes Ltd	40,100	1,262
Avid Technology Inc *	41,362	354
Belden Inc	10,178	317
BigCommerce Holdings Inc *(A)	4,050	337
Bill.com Holdings Inc *	4,053	407
Blackline Inc *	6,597	591
Box Inc, Cl A *	30,320	526
Brightcove Inc *	86,040	881
Broadridge Financial Solutions Inc	9,347	1,234
Brooks Automation Inc	7,729	358
Cabot Microelectronics Corp	10,275	1,467
CACI International Inc, Cl A *	5,443	1,160
Calix Inc *	62,066	1,104
Casa Systems Inc *	49,686	200
Cerence Inc *	10,600	518
ChannelAdvisor Corp *	47,490	687

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Cloudflare Inc, Cl A *	10,029	$412
Cognex Corp	19,194	1,250
CommVault Systems Inc *	13,500	551
Comtech Telecommunications Corp	14,910	209
Conduent Inc *	168,122	535
CyberOptics Corp *	30,567	973
Digi International Inc *	18,272	286
Digital Turbine Inc *	34,015	1,114
Diodes Inc *	21,906	1,237
DSP Group Inc *	37,730	497
Echo Global Logistics Inc *	15,530	400
eGain Corp *	67,918	962
Endurance International Group Holdings Inc *	36,220	208
Entegris Inc	5,510	410
ePlus Inc *	6,977	511
ExlService Holdings Inc *	16,111	1,063
Fastly Inc, Cl A *	4,477	419
Five9 Inc *	4,669	605
FormFactor Inc *	21,108	526
Genasys Inc *	39,101	240
GSI Technology Inc *	32,018	181
Hackett Group Inc/The	44,678	499
Harmonic Inc, Cl A *	55,112	308
Ichor Holdings Ltd *	38,890	839
II-VI Inc *	24,805	1,006
Immersion Corp *	49,000	345
Impinj Inc *	5,125	135
International Money Express Inc *	52,259	751
J2 Global Inc *	46,884	3,245
Jack Henry & Associates Inc	8,017	1,303
Lantronix Inc *	41,331	199
Lattice Semiconductor Corp *	19,964	578
Limelight Networks Inc *	21,400	123
Littelfuse Inc	6,638	1,177
LivePerson Inc *	11,792	613
LiveRamp Holdings Inc *	11,325	586
MACOM Technology Solutions Holdings Inc *	40,094	1,364
Manhattan Associates Inc *	5,500	525
ManTech International Corp/VA, Cl A	39,653	2,731
MAXIMUS Inc	17,178	1,175
Mitek Systems Inc *	57,766	736
MobileIron Inc *	74,801	524
Model N Inc *	15,830	558
Napco Security Technologies Inc *	15,801	371
NCR Corp *	141,392	3,130
NeoPhotonics Corp *	122,204	744
NIC Inc	25,603	504
nLight Inc *	8,410	197
Nuance Communications Inc *	16,336	542
PDF Solutions Inc *	16,669	312
Pegasystems Inc	3,178	385

6	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
PFSweb Inc *	78,885	$528
Power Integrations Inc	34,539	1,914
QAD Inc, Cl A	2,509	106
Rambus Inc *	39,597	542
Ribbon Communications Inc *	45,100	175
Rogers Corp *	7,204	706
Sailpoint Technologies Holdings Inc *	18,700	740
SecureWorks Corp, Cl A *	38,506	439
Semtech Corp *	9,743	516
SiTime Corp *	8,254	694
SMART Global Holdings Inc *	20,054	548
Sprout Social Inc, Cl A *	13,551	522
SPS Commerce Inc *	6,000	467
SunPower Corp, Cl A *	37,000	463
Super Micro Computer Inc *	145,632	3,845
SVMK Inc *	28,393	628
Sykes Enterprises Inc *	18,083	619
Telenav Inc *	117,843	424
Tenable Holdings Inc *	33,500	1,265
TTEC Holdings Inc	11,645	635
Universal Display Corp	8,161	1,475
Varonis Systems Inc *	5,022	580
Veeco Instruments Inc *	17,574	205
Viavi Solutions Inc *	100,987	1,185
Virtusa Corp *	20,369	1,001
Xperi Holding Corp	41,325	475
Zix Corp *	70,310	411
Zscaler Inc *	4,045	569

		74,842

Materials — 5.2%
American Vanguard Corp, Cl B *	14,600	192
B2Gold Corp	300,639	1,960
Balchem Corp	5,845	571
Boise Cascade Co	15,405	615
Cabot Corp	11,912	429
Century Aluminum Co *	201,963	1,438
Clearwater Paper Corp *	23,278	883
Commercial Metals Co, Cl A	220,463	4,405
Domtar Corp *	30,473	801
Forterra Inc *	64,831	766
Gold Resource Corp	286,587	977
Hawkins Inc	2,412	111
Hecla Mining Co	129,919	660
Ingevity Corp *	13,731	679
Innospec Inc	9,703	614
Koppers Holdings Inc *	24,887	520
Livent Corp *	85,947	771
Louisiana-Pacific Corp	18,722	553
Myers Industries Inc	36,832	487
Novagold Resources Inc *	52,386	623
O-I Glass Inc, Cl I *	79,643	844
Olin Corp	46,321	574

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Quaker Chemical Corp	7,706	$1,385
Ranpak Holdings Corp, Cl A *	13,480	128
Ryerson Holding Corp *	23,378	134
Schnitzer Steel Industries Inc, Cl A	17,130	329
Scotts Miracle-Gro Co/The, Cl A	2,395	366
Sensient Technologies Corp	19,092	1,102
Silgan Holdings Inc	21,027	773
Stepan Co	9,016	983
US Concrete Inc *	17,129	498
Valvoline Inc	54,923	1,046
Verso Corp	28,909	228
W R Grace & Co	24,823	1,000

		27,445

Real Estate — 3.2%
Alexandria Real Estate Equities Inc ‡	9,578	1,533
Americold Realty Trust ‡	37,206	1,330
CatchMark Timber Trust Inc, Cl A ‡	14,671	131
Columbia Property Trust Inc ‡	70,492	769
Corporate Office Properties Trust ‡	35,227	836
CTO Realty Growth Inc ‡	2,855	126
EastGroup Properties Inc ‡	4,497	582
eXp World Holdings Inc *‡	11,822	477
Getty Realty Corp ‡	19,105	497
Gladstone Commercial Corp ‡	11,961	202
Gladstone Land Corp ‡	6,462	97
Global Medical REIT Inc ‡	24,160	326
Innovative Industrial Properties Inc, Cl A ‡	6,898	856
Kennedy-Wilson Holdings Inc ‡	73,692	1,070
Lexington Realty Trust, Cl B ‡	119,787	1,252
Newmark Group Inc, Cl A ‡	91,708	396
NexPoint Residential Trust Inc ‡	29,075	1,289
PotlatchDeltic Corp ‡	12,400	522
QTS Realty Trust Inc, Cl A ‡(A)	17,236	1,086
RE/MAX Holdings Inc, Cl A ‡	10,029	328
Redfin Corp *‡	17,206	859
Retail Value Inc ‡	18,955	238
Safehold Inc ‡	9,407	584
STAG Industrial Inc ‡	20,006	610
Tejon Ranch Co *‡	12,089	171
Terreno Realty Corp ‡	10,749	589
UMH Properties Inc ‡	9,260	125

		16,881

Utilities — 3.0%
Algonquin Power & Utilities Corp	115,967	1,686
American States Water Co	20,854	1,563
American Water Works Co Inc	10,040	1,455
Artesian Resources Corp, Cl A	7,349	253
Atlantic Power Corp *	185,190	363
Black Hills Corp, Cl A	14,663	784
Clearway Energy Inc, Cl A	26,500	655
Consolidated Water Co Ltd	33,195	346

SEI Institutional Managed Trust / Annual Report / September 30, 2020	7

SCHEDULE OF INVESTMENTS

September 30, 2020

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Genie Energy Ltd, Cl B	63,770	$510
Hawaiian Electric Industries Inc	14,146	470
IDACORP Inc, Cl A	15,024	1,200
PNM Resources Inc	11,189	462
Portland General Electric Co	71,796	2,549
Pure Cycle Corp *	79,359	715
Spark Energy Inc, Cl A	14,717	122
Spire Inc	16,026	853
Sunnova Energy International Inc *	21,000	639
UGI Corp	39,328	1,297

		15,922

Total Common Stock (Cost $460,141) ($ Thousands)		520,544

EXCHANGE TRADED FUND — 0.2%
iShares Russell 2000 Value ETF	12,166	1,209

Total Exchange Traded Fund (Cost $1,174) ($ Thousands)		1,209

AFFILIATED PARTNERSHIP — 2.7%
SEI Liquidity Fund, L.P.
0.100% **†(B)	14,413,020	14,415

Total Affiliated Partnership (Cost $14,413) ($ Thousands)		14,415

CASH EQUIVALENT — 1.8%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	9,347,352	9,347

Total Cash Equivalent (Cost $9,347) ($ Thousands)		9,347

Total Investments in Securities — 103.0% (Cost $485,075) ($ Thousands)		$545,515

Percentages are based on a Net Assets of $529,522 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2020 (see Note 10). The total market value of securities on loan at September 30, 2020, was $14,063 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2020 was $14,415 ($ Thousands).

Cl — Class

ETF — Exchange-Traded Fund

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

REIT — Real Estate investment Trust

SPX — Standard & Poor’s 500 Index

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	520,544	–	–	520,544
Exchange Traded Fund	1,209	–	–	1,209
Affiliated Partnership	–	14,415	–	14,415
Cash Equivalent	9,347	–	–	9,347

Total Investments in Securities	531,100	14,415	–	545,515

For the year September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

8	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Small Cap Fund (Continued)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$16,900	$155,637	$(158,126)	$1	$3	$14,415	14,413,020	$241	$—
SEI Daily Income Trust, Government Fund, Cl F	13,698	252,002	(256,353)	—	—	9,347	9,347,352	87	—

Totals	$30,598	$407,639	$(414,479)	$1	$3	$23,762		$328	$—

Amounts designated as “—” are either $0 or have been rounded to $ 0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	9

SCHEDULE OF INVESTMENTS

September 30, 2020

Small Cap Value Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.1%

Communication Services — 2.1%
AMC Networks Inc, Cl A *	21,797	$539
Cars.com Inc *	44,287	358
Cinemark Holdings Inc *	46,273	463
Entercom Communications Corp *	77,830	125
Gray Television Inc *	12,310	169
Liberty TripAdvisor Holdings Inc, Cl A *	19,142	33
Nexstar Media Group Inc, Cl A	42,752	3,845
TEGNA Inc	45,084	530
Yelp Inc, Cl A *	11,549	232

		6,294

Consumer Discretionary — 11.9%
Aaron’s Inc	8,181	463
American Axle & Manufacturing Holdings Inc *	60,966	352
American Eagle Outfitters Inc	144,015	2,133
American Public Education Inc *	4,294	121
Big Lots Inc	16,724	746
Bloomin’ Brands Inc *	107,260	1,638
Bluegreen Vacations *	7,013	34
Brinker International Inc *	16,679	713
Buckle Inc/The	3,069	63
Cheesecake Factory Inc/The *(A)	40,558	1,125
Collectors Universe Inc	1,698	84
Cooper Tire & Rubber Co	2,851	90
Dana Inc *	67,676	834
Dave & Buster’s Entertainment Inc *(A)	118,261	1,793
Deckers Outdoor Corp *	2,522	555
Dick’s Sporting Goods Inc	28,424	1,645
Dillard’s Inc, Cl A (A)	3,728	136
Ethan Allen Interiors Inc	17,670	239
Genesco Inc *	14,446	311
G-III Apparel Group *	25,608	336
Goodyear Tire & Rubber Co/The *	52,501	403
Group 1 Automotive Inc *	13,392	1,184
Haverty Furniture Cos Inc	27,684	580
Hibbett Sports Inc *	7,811	306
Johnson Outdoors Inc, Cl A	734	60
K12 Inc *	5,391	142
KB Home	29,070	1,116
Laureate Education Inc, Cl A *	3,069	41
La-Z-Boy Inc, Cl Z	26,055	824
Lithia Motors Inc, Cl A	15,520	3,538
MDC Holdings Inc	23,547	1,109
Meritage Homes Corp *	26,749	2,953
Modine Manufacturing Co *	265,658	1,660
Norwegian Cruise Line Holdings Ltd *(A)	25,622	438
Office Depot Inc *	39,003	759
Perdoceo Education Corp *	19,595	240
Rent-A-Center Inc/TX	23,467	701
Sally Beauty Holdings Inc *	66,841	581
Shutterstock Inc	4,924	256

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Skechers USA Inc, Cl A *	5,774	$174
Sleep Number Corp *	13,954	682
Sonic Automotive Inc, Cl A	27,915	1,121
Taylor Morrison Home Corp, Cl A *	31,293	770
TRI Pointe Group Inc *	15,102	274
Urban Outfitters Inc *	48,000	999
Williams-Sonoma Inc	5,200	470
Wyndham Destinations Inc	14,900	458
Zumiez Inc *	2,216	62

		35,312

Consumer Staples — 2.5%
Alico	2,041	58
Edgewell Personal Care Co *	15,540	433
Hostess Brands Inc, Cl A *	253,749	3,129
Ingles Markets Inc, Cl A	17,300	658
Medifast Inc	253	42
Pilgrim’s Pride Corp *	28,712	430
SpartanNash Co	53,695	878
Sprouts Farmers Market Inc *	23,991	502
Universal Corp/VA	16,303	683
USANA Health Sciences Inc *	1,632	120
Village Super Market Inc, Cl A	13,951	343
Weis Markets Inc	1,110	53

		7,329

Energy — 1.9%
Arch Resources *	12,829	545
Cabot Oil & Gas Corp	17,675	307
Cimarex Energy Co	29,118	708
CONSOL Energy Inc *	10,879	48
Delek US Holdings Inc	29,986	334
DHT Holdings Inc	34,044	176
Parsley Energy Inc, Cl A	97,947	917
PDC Energy Inc, Cl A *	17,537	217
Rattler Midstream LP (B)	104,328	621
Renewable Energy Group Inc *	2,379	127
SEACOR Holdings Inc, Cl A *	2,380	69
Southwestern Energy Co *	171,727	403
Viper Energy Partners LP (B)	62,328	469
World Fuel Services Corp	36,460	773

		5,714

Financials — 20.7%
Affiliated Managers Group Inc	3,648	249
AG Mortgage Investment Trust Inc *‡	38,725	107
Amalgamated Bank, Cl A	8,192	87
American Equity Investment Life Holding Co	86,441	1,901
Apollo Commercial Real Estate Finance Inc ‡	18,656	168
Arbor Realty Trust Inc ‡	72,897	836
Argo Group International Holdings Ltd	25,463	877
Artisan Partners Asset Management Inc, Cl A	7,852	306
Associated Banc-Corp	79,842	1,008
Assured Guaranty Ltd	17,003	365

SEI Institutional Managed Trust / Annual Report / September 30, 2020	1

SCHEDULE OF INVESTMENTS

September 30, 2020

Small Cap Value Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Axis Capital Holdings Ltd	16,694	$735
Banco Latinoamericano de Comercio Exterior SA, Cl E	37,368	454
Bancorp Inc/The *	14,131	122
BankFinancial Corp	8,267	60
BankUnited Inc	105,472	2,311
BayCom *	5,348	55
Berkshire Hills Bancorp Inc	34,472	348
BGC Partners Inc, Cl A	634,022	1,522
BlackRock Capital Investment Corp	72,115	176
Boston Private Financial Holdings Inc	10,132	56
C&F Financial Corp	1,654	49
Camden National Corp	24,822	750
Capital Bancorp Inc *	6,108	58
Capstar Financial Holdings Inc	8,130	80
Cathay General Bancorp	33,768	732
Central Pacific Financial Corp	20,233	275
CIT Group Inc	44,674	791
CNO Financial Group Inc	234,541	3,762
Codorus Valley Bancorp Inc	4,803	63
Columbia Banking System Inc	108,476	2,587
Community Trust Bancorp Inc	11,467	324
Cowen Inc, Cl A	4,075	66
Customers Bancorp Inc *	16,595	186
Enova International Inc *	3,397	56
EZCORP Inc, Cl A *	13,275	67
Federal Agricultural Mortgage Corp, Cl C	16,623	1,058
Fidelity National Financial Inc	2,380	74
Financial Institutions Inc	8,476	131
First BanCorp/Puerto Rico	55,415	289
First Busey Corp	14,163	225
First Business Financial Services Inc	2,620	37
First Commonwealth Financial Corp	172,000	1,331
First Foundation Inc	9,199	120
First Horizon National Corp	227,664	2,147
First Internet Bancorp	3,784	56
First Merchants Corp	43,734	1,013
Flagstar Bancorp Inc	32,962	977
Flushing Financial Corp	52,349	551
FNB Corp/PA	219,000	1,485
FS Bancorp Inc	1,515	62
FS KKR Capital (A)	32,456	515
Fulton Financial Corp	74,887	699
GAMCO Investors Inc, Cl A	10,442	121
Genworth Financial Inc, Cl A *	78,634	263
Great Southern Bancorp Inc	5,675	206
Great Western Bancorp Inc	39,683	494
Hancock Whitney Corp, Cl A	39,527	744
Hanmi Financial Corp	33,428	274
Hanover Insurance Group Inc/The, Cl A	4,112	383
Hercules Capital Inc, Cl A	32,056	371
Hilltop Holdings Inc	18,024	371

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
HomeStreet Inc	8,801	$227
Hope Bancorp Inc	75,051	569
International Bancshares Corp	13,089	341
Investors Bancorp Inc	58,493	425
Ladder Capital Corp, Cl A ‡	16,215	115
Level One Bancorp	3,261	51
Lincoln National Corp	33,689	1,055
Merchants Bancorp/IN	6,850	135
Mercury General Corp	9,862	408
Meridian	4,107	66
Metropolitan Bank Holding Corp *	3,196	89
MFA Financial Inc ‡	105,426	283
MGIC Investment Corp	73,468	651
Midland States Bancorp Inc	2,454	32
MidWestOne Financial Group Inc	3,167	57
Navient Corp	56,244	475
New Mountain Finance Corp (A)	35,559	340
OFG Bancorp	128,092	1,596
Old National Bancorp/IN, Cl A	42,411	533
OP Bancorp	8,158	47
Oppenheimer Holdings Inc, Cl A	2,401	54
Orrstown Financial Services Inc	4,209	54
Pacific Premier Bancorp Inc	89,692	1,806
PacWest Bancorp	170,108	2,905
PCB Bancorp	5,624	49
Peapack-Gladstone Financial Corp	3,594	54
PennantPark Investment Corp	50,623	161
PennyMac Mortgage Investment Trust ‡	30,745	494
Peoples Bancorp Inc/OH	18,257	349
Popular Inc	22,142	803
Radian Group Inc	58,696	858
RBB Bancorp	4,970	56
Republic Bancorp Inc/KY, Cl A	26,257	739
Riverview Bancorp Inc	10,938	45
Simmons First National Corp, Cl A	34,306	544
Starwood Property Trust Inc ‡	187,229	2,825
Sterling Bancorp Inc/MI	22,273	67
Synovus Financial Corp	14,259	302
TCF Financial Corp	108,472	2,534
Third Point Reinsurance Ltd *	5,822	40
TriState Capital Holdings Inc *	6,717	89
Two Harbors Investment Corp ‡	45,736	233
Umpqua Holdings Corp	115,000	1,221
Universal Insurance Holdings Inc	19,221	266
Veritex Holdings Inc	21,425	365
Waddell & Reed Financial Inc, Cl A	17,229	256
Walker & Dunlop Inc	17,529	929
Watford Holdings *	3,691	85
Western Asset Mortgage Capital Corp ‡	19,438	40

2	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Small Cap Value Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Zions Bancorp NA	14,225	$416

		61,720

Health Care — 6.9%
Allscripts Healthcare Solutions Inc *	7,867	64
AMN Healthcare Services Inc *	17,672	1,033
Anika Therapeutics Inc *	2,804	99
BioSpecifics Technologies Corp *	1,736	92
Catalyst Pharmaceuticals Inc *	32,484	97
Change Healthcare Inc *	216,723	3,145
Coherus Biosciences Inc *	16,140	296
Corcept Therapeutics Inc *	60,875	1,060
CorVel Corp *	922	79
Eagle Pharmaceuticals Inc/DE *	2,450	104
Emergent BioSolutions *	1,216	126
Five Star Senior Living *	11,725	59
Haemonetics Corp *	1,390	121
HealthStream Inc *	2,568	52
Innoviva Inc *	107,026	1,118
Integra LifeSciences Holdings Corp *	15,176	717
Lannett Co Inc *	24,626	151
Ligand Pharmaceuticals Inc *(A)	41,692	3,974
Magellan Health Inc *	5,682	431
Mallinckrodt PLC *(A)	23,064	22
MEDNAX Inc *	27,343	445
Medpace Holdings Inc *	2,872	321
Meridian Bioscience Inc *	2,976	51
NextGen Healthcare Inc *	7,875	100
NuVasive Inc *	955	46
Orthofix Medical Inc *	2,800	87
Owens & Minor Inc	23,310	585
Patterson Cos Inc	46,939	1,131
Prestige Consumer Healthcare Inc, Cl A *	9,312	339
Providence Service Corp/The *	726	67
Select Medical Holdings Corp *	44,250	921
Supernus Pharmaceuticals Inc *	10,831	226
Syneos Health Inc, Cl A *	59,017	3,137
Triple-S Management Corp, Cl B *	3,683	66
Vanda Pharmaceuticals Inc *	13,541	131

		20,493

Industrials — 15.3%
ACCO Brands Corp	154,035	893
AECOM *	13,705	573
Aerojet Rocketdyne Holdings Inc *	1,092	44
American Woodmark Corp *	6,563	515
Apogee Enterprises Inc	14,294	306
ArcBest Corp	20,003	621
Atkore International Group Inc *	35,988	818
Atlas Air Worldwide Holdings Inc *	25,060	1,526
Barrett Business Services Inc	1,077	57
BMC Stock Holdings Inc *	21,119	905
Builders FirstSource Inc *	36,561	1,193

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
BWX Technologies Inc, Cl W	62,885	$3,541
Colfax Corp *	117,483	3,684
Columbus McKinnon Corp/NY	3,774	125
Costamare Inc	14,218	86
Crane Co, Cl A	7,206	361
Deluxe Corp	24,000	617
EMCOR Group Inc	8,476	574
Encore Wire Corp	3,483	162
Ennis Inc	15,239	266
EnPro Industries Inc	5,014	283
Great Lakes Dredge & Dock Corp *	5,340	51
Greenbrier Cos Inc/The	22,745	669
Hawaiian Holdings Inc *	20,977	270
Heidrick & Struggles International Inc	2,286	45
Herman Miller Inc	24,606	742
Hub Group Inc, Cl A *	2,045	103
IAA Inc *	14,619	761
Interface Inc, Cl A	29,679	182
JetBlue Airways Corp *	150,498	1,705
Kaman Corp, Cl A	43,720	1,704
KAR Auction Services Inc *	192,054	2,766
Kelly Services Inc, Cl A *	17,043	290
Kimball International Inc, Cl B	4,946	52
Knoll Inc, Cl B	47,809	577
MasTec Inc *	12,043	508
Meritor Inc *	65,093	1,363
Miller Industries Inc/TN	5,460	167
Moog Inc, Cl A	9,713	617
Mueller Industries Inc	7,815	212
Northwest Pipe Co *	2,154	57
nVent Electric PLC	12,000	212
Orion Energy Systems Inc *	8,906	67
Park-Ohio Holdings Corp *	11,377	183
Powell Industries Inc	1,801	44
Preformed Line Products Co	701	34
Primoris Services Corp	14,201	256
Quanex Building Products Corp	3,592	66
Regal Beloit Corp	9,559	897
SkyWest Inc *	25,821	771
Steelcase Inc, Cl A	64,964	657
Systemax Inc	2,686	64
Teledyne Technologies Inc *	6,369	1,976
Terex Corp *	38,954	754
Timken Co/The	17,160	930
TriNet Group Inc *	943	56
Trinity Industries Inc	117,409	2,290
Triton International Ltd/Bermuda	25,680	1,044
TrueBlue Inc *	8,454	131
UFP Industries Inc	2,672	151
Vectrus Inc *	4,774	181
Veritiv Corp *	3,426	43
Wabash National Corp	76,268	912

SEI Institutional Managed Trust / Annual Report / September 30, 2020	3

SCHEDULE OF INVESTMENTS

September 30, 2020

Small Cap Value Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
WESCO International Inc *	59,495	$2,619
XPO Logistics Inc *	15,472	1,310

		45,639

Information Technology — 13.0%
ACI Worldwide Inc *	201,134	5,256
Amkor Technology Inc *	103,840	1,163
Avaya Holdings Corp *	20,131	306
Benchmark Electronics Inc	34,230	690
Ciena Corp *	1,272	50
Cirrus Logic Inc *	10,372	700
Comtech Telecommunications Corp	12,540	176
CSG Systems International Inc	18,461	756
Diodes Inc *	30,003	1,694
Dolby Laboratories Inc, Cl A	13,081	867
Ebix Inc (A)	10,009	206
Euronet Worldwide Inc *	2,661	242
II-VI Inc *	7,600	308
Insight Enterprises Inc *	29,358	1,661
Itron Inc *	18,279	1,110
J2 Global Inc *	78,702	5,448
Jabil Inc	35,702	1,223
Methode Electronics Inc	28,020	799
MicroStrategy Inc, Cl A *	772	116
NCR Corp *	82,334	1,823
NeoPhotonics Corp *	9,482	58
NetScout Systems Inc *	8,637	189
NIC Inc	5,314	105
PC Connection Inc	3,238	133
Photronics Inc *	5,043	50
Progress Software Corp	5,928	217
Rimini Street *	11,638	37
Sanmina Corp *	53,080	1,436
ScanSource Inc *	15,847	314
Silicon Motion Technology Corp ADR	80,722	3,050
SMART Global Holdings Inc *	3,988	109
Super Micro Computer Inc *	58,688	1,549
Sykes Enterprises Inc *	43,624	1,492
SYNNEX Corp *	9,825	1,376
TTM Technologies Inc *	62,010	708
Ultra Clean Holdings Inc *	5,580	120
Unisys Corp *	3,168	34
Verint Systems Inc *	62,377	3,005
Vishay Intertechnology Inc	5,090	79
Xperi Holding Corp	7,771	89

		38,744

Materials — 9.6%
Ashland Global Holdings Inc	38,976	2,764
Axalta Coating Systems Ltd *	111,577	2,474
B2Gold Corp	107,521	701
Boise Cascade Co	9,355	374
Cabot Corp	21,161	762

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Century Aluminum Co *	56,547	$403
Chemours Co/The	23,109	483
Commercial Metals Co, Cl A	98,000	1,958
Domtar Corp *	18,971	498
FMC Corp	60,250	6,381
FutureFuel Corp	7,434	85
Gold Resource Corp	97,009	331
Greif Inc, Cl A	29,775	1,078
Huntsman Corp	30,861	685
Ingevity Corp *	2,870	142
Koppers Holdings Inc *	21,342	446
Kraton Corp *	22,056	393
Kronos Worldwide Inc	9,585	123
Minerals Technologies Inc	1,182	60
Myers Industries Inc	3,979	53
O-I Glass Inc, Cl I *	58,671	621
Schnitzer Steel Industries Inc, Cl A	17,872	344
Schweitzer-Mauduit International Inc	11,932	363
Silgan Holdings Inc	169,569	6,235
Stepan Co	666	73
Tredegar Corp	3,232	48
Trinseo SA	14,082	361
Warrior Met Coal Inc	13,006	222

		28,461

Real Estate — 9.4%
Braemar Hotels & Resorts Inc *‡	37,787	94
Brandywine Realty Trust ‡	75,151	777
Chatham Lodging Trust *‡	60,868	464
CIM Commercial Trust Corp ‡	3,599	36
CoreCivic Inc *‡	27,923	223
CorEnergy Infrastructure Trust Inc ‡	9,597	56
DiamondRock Hospitality Co *‡	109,437	555
Diversified Healthcare Trust ‡	61,301	216
Franklin Street Properties Corp ‡	68,347	250
Gaming and Leisure Properties Inc ‡	113,255	4,183
Hersha Hospitality Trust, Cl A *‡	56,375	312
Howard Hughes Corp/The *‡	40,061	2,308
Industrial Logistics Properties Trust ‡	37,380	818
Investors Real Estate Trust ‡	1,563	102
Invitation Homes Inc ‡	55,234	1,546
Kite Realty Group Trust ‡	62,555	724
Lexington Realty Trust, Cl B ‡	111,718	1,168
Medical Properties Trust Inc ‡	299,094	5,273
New Senior Investment Group Inc ‡	35,558	142
Newmark Group Inc, Cl A ‡	245,417	1,060
Office Properties Income Trust ‡	29,624	614
Outfront Media Inc *‡	32,122	467
Paramount Group Inc ‡	66,316	470
Pebblebrook Hotel Trust ‡	21,688	272
Piedmont Office Realty Trust Inc, Cl A ‡	71,146	965
PotlatchDeltic Corp ‡	7,516	316
Retail Properties of America Inc, Cl A ‡	100,075	581

4	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Small Cap Value Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Retail Value Inc ‡	8,613	$108
RLJ Lodging Trust ‡	44,970	389
RMR Group Inc/The, Cl A ‡	11,524	317
Sabra Health Care REIT Inc ‡	66,171	912
Service Properties Trust ‡	39,417	313
SITE Centers Corp *‡	62,877	453
Summit Hotel Properties Inc *‡	80,106	415
Sunstone Hotel Investors Inc *‡	50,467	401
Washington Prime Group Inc *‡(A)	172,170	112
Xenia Hotels & Resorts Inc *‡	64,252	564

		27,976

Utilities — 1.8%
Consolidated Water Co Ltd	39,994	416
Genie Energy Ltd, Cl B	18,846	151
MDU Resources Group Inc	64,561	1,453
National Fuel Gas Co	31,787	1,290
Portland General Electric Co	24,186	858
Southwest Gas Holdings Inc	16,634	1,050
Spark Energy Inc, Cl A (A)	29,096	242

		5,460

Total Common Stock (Cost $292,816) ($ Thousands)		283,142

Description	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 2.6%
SEI Liquidity Fund, L.P.
0.100% **†(C)	7,685,808	$7,690

Total Affiliated Partnership (Cost $7,686) ($ Thousands)		7,690

CASH EQUIVALENT — 4.6%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	13,795,369	13,795

Total Cash Equivalent (Cost $13,795) ($ Thousands)		13,795

Total Investments in Securities — 102.3% (Cost $314,297) ($ Thousands)		$304,627

A list of the open futures contracts held at September 30, 2020 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Russell 2000 Index E-MINI	54	Dec-2020	$4,069	$4,062	$ (7)

Percentages are based on Net Assets of $297,647 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2020 (see Note 10). The total market value of securities on loan at September 30, 2020 was $7,551 ($ Thousands).

(B)	Security is a Master Limited Partnership. At September 30, 2020, such securities amounted to $1,090 ($ Thousands), or 0.4% of the Net Assets of the Fund (see Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2020 was $7,690 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	283,142	–	–	283,142
Affiliated Partnership	–	7,690	–	7,690
Cash Equivalent	13,795	–	–	13,795

Total Investments in Securities	296,937	7,690	–	304,627

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(7)	–	–	(7)

Total Other Financial Instruments	(7)	–	–	(7)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	5

SCHEDULE OF INVESTMENTS

September 30, 2020

Small Cap Value Fund (Continued)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 8,496	$ 58,862	$ (59,670)	$ —	$ 2	$ 7,690	7,685,808	$109	$ —
SEI Daily Income Trust, Government Fund, Cl F	16,059	75,670	(77,934)	—	—	13,795	13,795,369	92	—

Totals	$24,555	$134,532	$(137,604)	$ —	$ 2	$21,485		$201	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

6	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Small Cap Growth Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.3%

Communication Services — 1.4%
Bandwidth Inc, Cl A *	9,975	$1,741
Cargurus Inc, Cl A *	5,935	129
Cars.com Inc *	64,000	517
Central European Media Enterprises Ltd, Cl A *	16,688	70
Cinemark Holdings Inc *	33,700	337
Cogent Communications Holdings Inc	1,115	67
EverQuote Inc, Cl A *	10,373	401
Liberty Latin America Ltd, Cl C *	14,620	119
Shenandoah Telecommunications Co	10,000	444
TechTarget Inc *	17,609	774
Yelp Inc, Cl A *	4,325	87

		4,686

Consumer Discretionary — 15.5%
Acushnet Holdings Corp	1,049	35
Asbury Automotive Group Inc *	5,818	567
Beazer Homes USA Inc, Cl A *	10,571	139
Bed Bath & Beyond Inc *	42,055	630
Big Lots Inc	29,837	1,331
Bloomin’ Brands Inc *	40,883	624
Brinker International Inc *	2,150	92
Camping World Holdings Inc, Cl A	3,077	92
CarParts.com Inc *(A)	50,658	548
Carter’s Inc *	14,028	1,215
Chegg Inc *	8,601	614
Churchill Downs Inc	7,031	1,152
Clarus Corp *	64,046	904
Collectors Universe Inc	2,174	108
Cooper Tire & Rubber Co	15,800	501
Cooper-Standard Holdings Inc *	32,563	430
Crocs Inc *	11,921	509
Deckers Outdoor Corp *	9,038	1,988
El Pollo Loco Holdings Inc *	30,329	491
Etsy Inc *	3,655	445
Everi Holdings Inc *	11,461	95
Floor & Decor Holdings Inc, Cl A *	10,172	761
Fox Factory Holding Corp *	5,261	391
Grand Canyon Education Inc *	7,963	637
Group 1 Automotive Inc *	5,560	491
GrowGeneration Corp *(A)	32,085	513
Hanesbrands Inc	71,616	1,128
Haverty Furniture Cos Inc	4,136	87
Hibbett Sports Inc *	3,120	122
Installed Building Products Inc *	6,706	682
Jack in the Box Inc	7,094	563
Johnson Outdoors Inc, Cl A	1,871	153
Kontoor Brands Inc *	1,841	45
Lands’ End Inc *	6,707	87
La-Z-Boy Inc, Cl Z	18,287	578
LGI Homes Inc *	8,522	990

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Lithia Motors Inc, Cl A	3,679	$839
Lumber Liquidators Holdings Inc *	4,473	99
Malibu Boats Inc, Cl A *	10,840	537
MarineMax Inc *	17,665	453
Meritage Homes Corp *	20,577	2,272
Michaels Cos Inc/The *	70,223	678
Murphy USA Inc *	3,578	459
Office Depot Inc *	4,210	82
Papa John’s International Inc, Cl A	7,648	629
Peloton Interactive Inc, Cl A *	8,728	866
Penn National Gaming Inc *	19,635	1,428
Perdoceo Education Corp *	46,998	575
Planet Fitness Inc, Cl A *	1,706	105
PlayAGS Inc *	137,605	487
Purple Innovation Inc, Cl A *	23,311	579
Rent-A-Center Inc/TX	31,921	954
RH *	4,316	1,651
Sally Beauty Holdings Inc *	210,579	1,830
Scientific Games Corp, Cl A *	21,843	763
Shake Shack Inc, Cl A *	554	36
Shutterstock Inc	36,144	1,881
Signet Jewelers Ltd *	3,059	57
Skechers USA Inc, Cl A *	73,933	2,234
Sleep Number Corp *	4,151	203
Sonic Automotive Inc, Cl A	18,223	732
Sportsman’s Warehouse Holdings Inc *	96,672	1,383
Stamps.com Inc *	3,859	930
Superior Group of Cos Inc	4,585	106
Taylor Morrison Home Corp, Cl A *	33,549	825
Tenneco Inc, Cl A *	12,484	87
TopBuild Corp *	7,892	1,347
TRI Pointe Group *	38,275	694
Universal Electronics Inc *	2,332	88
Velodyne Lidar Inc *	20,169	377
Vista Outdoor Inc *	11,470	231
Williams-Sonoma Inc	6,101	552
Wingstop Inc, Cl A	10,047	1,373
Workhorse Group Inc *(A)	36,894	933
YETI Holdings Inc *	19,854	900
Zumiez Inc *	7,263	202

		50,195

Consumer Staples — 2.8%
B&G Foods Inc, Cl A (A)	20,505	569
BJ’s Wholesale Club Holdings Inc *	43,239	1,796
Boston Beer Co Inc/The, Cl A *	741	655
Celsius Holdings Inc *	31,548	717
Darling Ingredients Inc *	21,876	788
elf Beauty Inc *	9,125	168
Freshpet Inc *	11,011	1,229
Lifevantage Corp *	7,078	85
Medifast Inc	1,128	186
National Beverage Corp, Cl A *(A)	7,773	529

SEI Institutional Managed Trust / Annual Report / September 30, 2020	1

SCHEDULE OF INVESTMENTS

September 30, 2020

Small Cap Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Nature’s Sunshine Products Inc *	5,657	$65
Oil-Dri Corp of America	2,782	100
Performance Food Group Co *	13,723	475
PriceSmart Inc	5,735	381
SpartanNash Co	29,914	489
Utz Brands Inc (A)	40,746	729

		8,961

Energy — 1.8%
Bonanza Creek Energy Inc *	28,000	526
Clean Energy Fuels Corp *	37,314	93
DHT Holdings Inc	12,104	62
Dorian LPG Ltd *	12,410	99
Earthstone Energy Inc, Cl A *	30,769	80
Evolution Petroleum Corp	118,804	266
Goodrich Petroleum Corp *	13,756	106
Helix Energy Solutions Group Inc *	37,192	90
Magnolia Oil & Gas Corp *	66,205	342
Matador Resources Co *(A)	55,013	454
Nabors Industries Ltd *	1,053	26
NCS Multistage Holdings Inc *	104,586	62
New Fortress Energy Inc, Cl A	26,948	1,186
Renewable Energy Group Inc *	35,299	1,886
RigNet Inc, Cl A *(A)	136,347	559
Solaris Oilfield Infrastructure Inc, Cl A	14,204	90
W&T Offshore Inc *(A)	21,642	39

		5,966

Financials — 8.3%
American Equity Investment Life Holding Co	4,239	93
Artisan Partners Asset Management Inc, Cl A	44,561	1,737
Atlantic Capital Bancshares Inc *	8,306	94
Bancorp Inc/The *	10,472	90
BankUnited Inc	27,066	593
BCB Bancorp Inc	4,582	37
Bridgewater Bancshares Inc *	6,171	59
Brightsphere Investment Group Inc	39,577	511
BRP Group Inc, Cl A *	27,836	693
Cannae Holdings Inc *	2,939	109
Capstar Financial Holdings Inc	4,146	41
CBTX Inc	4,016	66
Central Pacific Financial Corp	4,569	62
Century Bancorp Inc/MA, Cl A	750	49
Coastal Financial Corp/WA *	6,845	84
Cohen & Steers Inc	4,217	235
Cowen Inc, Cl A	27,919	454
Curo Group Holdings Corp	5,049	36
Customers Bancorp Inc *	2,990	33
Donegal Group Inc, Cl A	2,765	39
Encore Capital Group Inc *	17,333	669
Enova International Inc *	2,199	36
Federated Hermes Inc, Cl B	26,681	574
First Business Financial Services Inc	6,983	100

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
First Financial Bankshares Inc, Cl A	13,535	$378
First Foundation Inc	6,467	84
First Internet Bancorp	6,541	96
First Northwest Bancorp	3,953	39
Flagstar Bancorp Inc	15,631	463
Focus Financial Partners Inc, Cl A *	13,481	442
Foley Trasimene Acquisition Corp *	76,500	864
Goosehead Insurance Inc, Cl A *	10,675	924
Hannon Armstrong Sustainable Infrastructure Capital Inc ‡	27,039	1,143
HBT Financial Inc	8,376	94
Hilltop Holdings Inc	15,692	323
HomeStreet Inc	23,575	607
Independent Bank Corp/MI	3,787	48
Insurance Acquisition Corp, Cl A *(A)	37,067	438
Kemper Corp, Cl A	1,288	86
Kinsale Capital Group Inc	4,109	781
Macatawa Bank Corp	13,699	89
Mercantile Bank Corp	7,620	137
Meta Financial Group Inc	23,748	456
Metropolitan Bank Holding Corp *	1,564	44
MGIC Investment Corp	26,877	238
Mr Cooper Group Inc *	84,449	1,885
MVB Financial Corp	6,326	101
Norwood Financial Corp	4,016	98
Pacific Premier Bancorp Inc	4,554	92
Palomar Holdings Inc, Cl A *	8,672	904
PennantPark Investment Corp	113,718	363
PennyMac Financial Services Inc	28,785	1,673
PJT Partners Inc	644	39
Preferred Bank/Los Angeles CA	3,060	98
Primerica Inc	584	66
Prosperity Bancshares Inc	2,920	151
QCR Holdings Inc	3,328	91
Radian Group Inc	8,359	122
ServisFirst Bancshares Inc	2,691	92
Simmons First National Corp, Cl A	31,217	495
Social Capital Hedosophia Holdings Corp II, Cl A *(A)	43,980	835
Stewart Information Services Corp	14,350	628
Stifel Financial Corp	10,500	531
Tiptree Inc	9,476	47
Towne Bank/Portsmouth VA	21,425	351
TriState Capital Holdings Inc *	5,946	79
Trupanion Inc *	12,758	1,007
Valley National Bancorp	62,720	430
Value Creation *(B)(C)(D)	145,600	57
Virtus Investment Partners Inc	1,389	193
Waddell & Reed Financial Inc, Cl A	36,538	543
Walker & Dunlop Inc	8,181	434
West BanCorp Inc	5,737	91
Westamerica BanCorp	5,724	311

2	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Small Cap Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
WisdomTree Investments Inc	241,012	$771

		26,846

Health Care — 29.8%
ACADIA Pharmaceuticals Inc *	7,295	301
Accelerate Diagnostics Inc *(A)	25,262	269
Addus HomeCare Corp *	6,485	613
Akcea Therapeutics Inc *	5,000	91
Akero Therapeutics Inc *	16,895	520
Albireo Pharma Inc *	31,580	1,054
Alector Inc *	6,994	74
Amedisys Inc *	1,806	427
AMN Healthcare Services Inc *	16,107	942
Amphastar Pharmaceuticals Inc *	17,588	330
Antares Pharma Inc *	38,314	103
Arena Pharmaceuticals Inc *	9,879	739
Argenx SE ADR *	4,245	1,114
Arrowhead Pharmaceuticals Inc *	3,950	170
Arvinas Inc *	8,328	197
Avid Bioservices Inc *	9,816	75
Avidity Biosciences Inc *	11,281	318
Axogen Inc *	61,468	715
Axonics Modulation Technologies Inc *	13,083	668
BioDelivery Sciences International Inc *	17,517	65
Biohaven Pharmaceutical Holding Co Ltd *	9,627	626
BioSpecifics Technologies Corp *	6,118	323
BioTelemetry Inc *	49,113	2,238
Blueprint Medicines Corp *	11,350	1,052
Cardiff Oncology Inc *(A)	56,691	804
Cardiovascular Systems Inc *	27,664	1,089
CareDx Inc *	35,561	1,349
Castle Biosciences Inc *	31,149	1,603
Catalyst Pharmaceuticals Inc *	38,730	115
CEL-SCI Corp *	2,179	28
Cerus Corp *	76,407	478
Charles River Laboratories International Inc *	5,031	1,139
ChemoCentryx Inc *	19,255	1,055
Coherus Biosciences Inc *	39,296	721
Collegium Pharmaceutical Inc *	29,609	616
Corcept Therapeutics Inc *	12,846	224
Covetrus Inc *	25,458	621
CryoLife Inc *	23,979	443
CryoPort Inc *	19,250	912
CytomX Therapeutics Inc *	51,969	346
DBV Technologies SA ADR *	56,113	97
Deciphera Pharmaceuticals Inc *	12,927	663
Denali Therapeutics Inc *	21,783	781
Dicerna Pharmaceuticals Inc *	1,761	32
Dynavax Technologies Corp *	10,000	43
Dyne Therapeutics Inc *	8,595	174
Emergent BioSolutions *	16,402	1,695
Ensign Group Inc/The	13,306	759

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Evolent Health Inc, Cl A *	40,240	$499
Fate Therapeutics Inc *	21,797	871
Fulgent Genetics Inc *	1,552	62
G1 Therapeutics Inc *	32,946	381
Global Blood Therapeutics Inc *	7,779	429
Halozyme Therapeutics Inc *	70,929	1,864
HealthEquity Inc *	22,977	1,180
Heron Therapeutics Inc *	47,686	707
Hookipa Pharma Inc *	7,000	66
Horizon Therapeutics PLC *	12,899	1,002
ImmunoGen Inc *	21,740	78
Immunomedics Inc *	33,261	2,828
Immunovant Inc *	20,504	722
Inari Medical Inc *	7,906	546
Inhibrx Inc *(A)	42,184	759
Innoviva Inc *	34,770	363
Inovio Pharmaceuticals Inc *(A)	2,904	34
Insmed Inc *	1,081	35
Inspire Medical Systems Inc *	6,652	858
Integer Holdings Corp *	1,046	62
Intersect ENT Inc *	25,855	422
Intra-Cellular Therapies Inc, Cl A *	16,989	436
Invacare Corp *	6,008	45
Invitae Corp *	27,502	1,192
iRadimed Corp *	1,989	43
iRhythm Technologies Inc *	5,228	1,245
Ironwood Pharmaceuticals Inc, Cl A *	104,757	942
Joint Corp/The *	5,441	95
Kadmon Holdings Inc *	19,121	75
Karyopharm Therapeutics Inc *	9,953	145
Kiniksa Pharmaceuticals Ltd, Cl A *	24,160	370
Kodiak Sciences Inc *	13,511	800
Kura Oncology Inc *	31,015	950
Lannett Co Inc *	5,788	35
Lexicon Pharmaceuticals Inc *	24,169	35
Ligand Pharmaceuticals Inc *(A)	6,157	587
Liquidia Technologies Inc *	101,568	500
Livongo Health Inc *	5,866	822
Luminex Corp	20,097	528
Lyra Therapeutics Inc *	8,285	93
MannKind Corp *	59,977	113
MEDNAX Inc *	82,619	1,345
Medpace Holdings Inc *	10,813	1,208
Merit Medical Systems Inc *	42,848	1,864
Metacrine Inc *(A)	40,190	408
Mirati Therapeutics Inc *	6,392	1,061
Molecular Templates Inc *	4,323	47
Momenta Pharmaceuticals Inc *	2,444	128
MyoKardia Inc *	8,445	1,151
NanoString Technologies Inc *	19,444	869
Natera Inc *	17,841	1,289
Nevro Corp *	3,547	494

SEI Institutional Managed Trust / Annual Report / September 30, 2020	3

SCHEDULE OF INVESTMENTS

September 30, 2020

Small Cap Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
NextCure Inc *	12,600	$111
Novavax Inc *	847	92
Omnicell Inc *	15,472	1,155
Ontrak Inc *(A)	17,372	1,042
Option Care Health Inc *	45,600	610
ORIC Pharmaceuticals Inc *(A)	21,904	548
Owens & Minor Inc	43,958	1,104
Pacira BioSciences Inc *	27,166	1,633
Pennant Group Inc/The *	11,176	431
Pieris Pharmaceuticals Inc *	18,819	39
PMV Pharmaceuticals Inc *(C)	10,763	382
Precision BioSciences Inc *	42,880	264
Prestige Consumer Healthcare Inc, Cl A *	12,120	441
Puma Biotechnology Inc *	13,322	134
Quidel Corp *	10,221	2,242
R1 RCM Inc *	46,184	792
Relay Therapeutics Inc *(A)	14,461	616
Renalytix AI PLC ADR *	8,561	104
Repligen Corp *	11,435	1,687
Retrophin Inc *	32,251	595
Revance Therapeutics Inc *	51,274	1,289
Rigel Pharmaceuticals Inc *	69,711	167
Sangamo Therapeutics Inc *	46,807	442
Select Medical Holdings Corp *	26,283	547
Seres Therapeutics Inc *	26,952	763
Shockwave Medical Inc *	12,067	915
Silk Road Medical Inc *	25,645	1,724
Simulations Plus Inc	1,678	126
SpringWorks Therapeutics Inc *	16,826	802
Surgery Partners Inc *	4,926	108
Syneos Health Inc, Cl A *	30,987	1,647
Syros Pharmaceuticals Inc *	5,000	44
Tandem Diabetes Care Inc *	6,203	704
Taysha Gene Therapies Inc *(C)	13,700	307
TCR2 Therapeutics Inc *	54,866	1,115
Tenet Healthcare Corp *	30,782	755
TG Therapeutics Inc *	29,354	786
Triple-S Management Corp, Cl B *	2,218	40
Turning Point Therapeutics Inc *	11,845	1,035
Twist Bioscience Corp *	12,779	971
Ultragenyx Pharmaceutical Inc *	17,638	1,450
Vanda Pharmaceuticals Inc *	28,916	279
Veracyte Inc *	67,933	2,207
Viela Bio Inc *	10,498	295
Viking Therapeutics Inc *	113,071	658
Vocera Communications Inc *	37,727	1,097
Xencor Inc *	11,568	449
Xeris Pharmaceuticals Inc *(A)	86,748	514
Zynex Inc *	3,001	52

		96,804

Industrials — 17.8%
ABM Industries Inc	52,218	1,914

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Advanced Drainage Systems Inc	16,514	$1,031
Aerojet Rocketdyne Holdings Inc *	4,974	198
Air Transport Services Group Inc *	23,684	594
Altra Industrial Motion Corp	15,562	575
Ameresco Inc, Cl A *	20,384	681
American Woodmark Corp *	5,653	444
ArcBest Corp	21,723	675
Arcosa Inc	8,044	355
ASGN Inc *	10,916	694
Astec Industries Inc	10,788	585
Atkore International Group Inc *	9,284	211
Atlas Air Worldwide Holdings Inc *	22,605	1,377
Avis Budget Group Inc *	1,195	31
AZEK Co Inc/The, Cl A *	16,424	572
Beacon Roofing Supply Inc *	17,786	553
Bloom Energy Corp, Cl A *(A)	30,134	541
BMC Stock Holdings Inc *	13,389	573
Brady Corp, Cl A	8,409	337
Builders FirstSource Inc *	53,762	1,754
Cimpress PLC *	11,998	902
Clean Harbors Inc *	30,842	1,728
Cornerstone Building Brands Inc *	11,765	94
Costamare Inc	23,094	140
CSW Industrials Inc	2,250	174
DXP Enterprises Inc/TX *	5,198	84
Dycom Industries Inc *(A)	14,689	776
EMCOR Group Inc	687	47
Evoqua Water Technologies Corp *	4,981	106
Federal Signal Corp	3,386	99
Forrester Research Inc *	31,641	1,037
Forward Air Corp	17,035	977
Foundation Building Materials Inc *	33,538	527
Franklin Electric Co Inc	1,662	98
FTI Consulting Inc *	286	30
Generac Holdings Inc *	3,549	687
Gibraltar Industries Inc *	11,299	736
GMS Inc *	8,691	209
Graham Corp, Cl A	33,881	433
Great Lakes Dredge & Dock Corp *	11,382	108
Griffon Corp	26,599	520
Heartland Express Inc	22,941	427
Heritage-Crystal Clean Inc *	131,798	1,759
Hub Group Inc, Cl A *	1,858	93
Hudson Technologies Inc *	255,468	294
JELD-WEN Holding Inc *	22,054	498
John Bean Technologies Corp, Cl A	18,213	1,674
Kennametal Inc	13,639	395
Kimball International Inc, Cl B	3,900	41
Kirby Corp *	30,847	1,116
Kratos Defense & Security Solutions Inc *	6,869	132
Lawson Products Inc/DE *	1,248	51
Masonite International Corp *	6,956	684

4	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Small Cap Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Matson Inc	45,498	$1,824
Maxar Technologies Inc	33,663	840
Middleby Corp/The *	15,229	1,366
Montrose Environmental Group Inc *	29,566	704
Patrick Industries Inc	10,416	599
Plug Power Inc *	89,759	1,204
Powell Industries Inc	3,642	88
Primoris Services Corp	27,418	495
Quad/Graphics Inc *	10,300	31
Quanta Services Inc	18,858	997
Ritchie Bros Auctioneers Inc	47,496	2,814
Saia Inc *	4,809	607
Shyft Group Inc/The	9,759	184
Simpson Manufacturing Co Inc	7,066	687
SiteOne Landscape Supply Inc *	5,402	659
SP Plus Corp *	34,492	619
SPX Corp *	16,588	769
Steelcase Inc, Cl A	12,361	125
Sunrun Inc *(A)	18,657	1,438
Systemax Inc	4,355	104
Tennant Co	24,885	1,502
Trex Co Inc *	13,772	986
TriNet Group Inc *	62,519	3,709
Triton International Ltd/Bermuda	13,543	551
TrueBlue Inc *	79,974	1,239
UFP Industries Inc	25,745	1,455
Veritiv Corp *	6,548	83
Vicor Corp *	8,950	696
Werner Enterprises Inc	10,913	458
WESCO International Inc *	12,615	555

		57,759

Information Technology — 14.7%
2U Inc *	53,562	1,814
8x8 Inc *	35,766	556
Acacia Communications Inc *	568	38
Actua Corp *(B)	105,055	5
Advanced Energy Industries Inc *	6,850	431
Agilysys Inc *	6,248	151
American Software Inc/GA, Cl A	18,586	261
Amkor Technology Inc *	42,731	479
Appfolio Inc, Cl A *	735	104
Asure Software Inc *(A)	64,719	489
Avid Technology Inc *	12,407	106
Benefitfocus Inc *	133,134	1,491
BigCommerce Holdings Inc *(A)	5,580	465
Bill.com Holdings Inc *	6,143	616
Box Inc, Cl A *	33,438	581
Brooks Automation Inc	13,603	629
CACI International Inc, Cl A *	835	178
Calix Inc *	63,805	1,135
Cardtronics PLC *	3,598	71
Cerence Inc *	25,564	1,249

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
ChannelAdvisor Corp *	43,462	$629
Cirrus Logic Inc *	3,242	219
Cloudera Inc *	59,118	644
Cloudflare Inc, Cl A *	14,353	589
CTS Corp	46,264	1,019
Diebold Nixdorf Inc *	3,843	29
Digital Turbine Inc *	60,547	1,982
Diodes Inc *	5,672	320
Domo Inc, Cl B *	1,185	46
Echo Global Logistics Inc *	56,205	1,448
Enphase Energy Inc *	2,269	188
Entegris Inc	9,394	698
Everbridge Inc *	2,762	347
EVERTEC Inc	7,766	270
Fastly Inc, Cl A *	6,654	623
Five9 Inc *	6,375	827
FormFactor Inc *	22,410	559
Ichor Holdings Ltd *	2,794	60
Immersion Corp *	56,566	399
InnerWorkings Inc *	588,033	1,758
Inseego Corp *(A)	1,632	17
International Money Express Inc *	8,300	119
Itron Inc *	1,768	107
J2 Global Inc *	7,880	546
Lattice Semiconductor Corp *	12,230	354
Limelight Networks Inc *	7,054	41
LivePerson Inc *	16,721	869
Lumentum Holdings Inc *	5,387	405
MACOM Technology Solutions Holdings Inc *	4,137	141
Manhattan Associates Inc *	7,982	762
Mimecast Ltd *	14,963	702
Model N Inc *	35,916	1,267
MTS Systems Corp, Cl A *	20,722	396
Napco Security Technologies Inc *	2,689	63
NeoPhotonics Corp *	6,769	41
Nuance Communications Inc *	23,663	785
OneSpan Inc *	3,203	67
PC Connection Inc	2,220	91
Pegasystems Inc	5,262	637
Perficient Inc *	21,606	924
Ping Identity Holding Corp *	17,471	545
Pluralsight Inc, Cl A *	79,391	1,360
Power Integrations Inc	5,305	294
QAD Inc, Cl A	14,360	606
Rosetta Stone Inc *	5,410	162
Sailpoint Technologies Holdings Inc *	26,315	1,041
Sanmina Corp *	18,000	487
SiTime Corp *	11,984	1,007
SPS Commerce Inc *	16,013	1,247
SunPower Corp, Cl A *	42,104	527
SVMK Inc *	30,061	665
Sykes Enterprises Inc *	15,374	526

SEI Institutional Managed Trust / Annual Report / September 30, 2020	5

SCHEDULE OF INVESTMENTS

September 30, 2020

Small Cap Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Telenav Inc *	20,921	$75
Tenable Holdings Inc *	38,671	1,460
TTEC Holdings Inc	10,493	572
Ultra Clean Holdings Inc *	31,268	671
Unisys Corp *	8,230	88
Upland Software Inc *	10,031	378
Varonis Systems Inc *	9,034	1,043
Viavi Solutions Inc *	15,629	183
Vishay Intertechnology Inc	33,940	529
Workiva Inc, Cl A *	18,645	1,040
Zscaler Inc *	6,414	902
Zuora Inc, Cl A *(A)	50,080	518

		47,763

Materials — 2.4%
Boise Cascade Co	16,431	656
Clearwater Paper Corp *	20,628	783
Commercial Metals Co, Cl A	56,726	1,133
Forterra Inc *	46,891	554
Greif Inc, Cl A	2,714	98
Innospec Inc	1,339	85
Koppers Holdings Inc *	24,729	517
Louisiana-Pacific Corp	985	29
Ranpak Holdings Corp, Cl A *	207,115	1,972
Scotts Miracle-Gro Co/The, Cl A	4,609	705
Stepan Co	6,005	655
US Concrete Inc *	20,939	608

		7,795

Real Estate — 2.9%
Community Healthcare Trust Inc ‡	11,212	524
Easterly Government Properties Inc ‡	8,357	187
EastGroup Properties Inc ‡	4,626	598
eXp World Holdings Inc *‡	17,615	711
First Industrial Realty Trust Inc ‡	1,115	44
Franklin Street Properties Corp ‡	22,319	82
GEO Group ‡	16,771	190
Gladstone Commercial Corp ‡	26,464	446
Global Medical REIT Inc ‡	47,008	635
Griffin Industrial Realty Inc ‡	1,826	98
Healthcare Realty Trust Inc ‡	13,619	410
Innovative Industrial Properties Inc, Cl A ‡	5,891	731
Investors Real Estate Trust ‡	1,411	92
Jernigan Capital Inc *‡	37,305	639
Lexington Realty Trust, Cl B ‡	38,167	399
New Senior Investment Group Inc ‡	14,998	60
Newmark Group Inc, Cl A ‡	14,750	64
PotlatchDeltic Corp ‡	10,016	422
RE/MAX Holdings Inc, Cl A ‡	14,528	475
Redfin Corp *‡	38,191	1,907
Rexford Industrial Realty Inc ‡	10,758	492
RMR Group Inc/The, Cl A ‡	3,352	92
Sabra Health Care Inc ‡	6,743	93

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Safehold Inc ‡	1,669	$104
STAG Industrial Inc ‡	2,190	67

		9,562

Utilities — 0.9%
American States Water Co	5,708	428
Atlantic Power Corp *	20,612	41
Chesapeake Utilities Corp	5,815	490
Middlesex Water Co	6,401	398
Otter Tail Corp	13,400	485
South Jersey Industries Inc, Cl A	18,898	364
Sunnova Energy International Inc *	27,964	850

		3,056

Total Common Stock (Cost $275,302) ($ Thousands)		319,393

AFFILIATED PARTNERSHIP — 4.4%
SEI Liquidity Fund, L.P. 0.100% **†(E)	14,252,057	14,256

Total Affiliated Partnership
(Cost $14,253) ($ Thousands)		14,256

CASH EQUIVALENT — 1.7%
SEI Daily Income Trust, Government Fund, Cl F 0.010%**†	5,613,316	5,613

Total Cash Equivalent
(Cost $5,613) ($ Thousands)		5,613

Total Investments in Securities — 104.4% (Cost $295,168) ($ Thousands)		$339,262

Percentages are based on a Net Assets of $324,819 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2020 (see Note 10). The total market value of securities on loan at September 30, 2020, was $13,861 ($ Thousands).

(B)	Level 3 security in accordance with fair value hierarchy.

(C)	Securities considered illiquid. The total value of such securities as of September 30, 2020 was $746 ($ Thousands) and represented 0.2% of Net Assets.

(D)	Securities considered restricted. The total market value of such securities as of September 30, 2020 was $57 ($ Thousands) and represented 0.0% of Net Assets.

(E)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2020 was $14,256 ($ Thousands).

6	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Small Cap Growth Fund (Continued)

ADR — American Depositary Receipt

CBT — Chicago Board of Trade

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

PIK — Payment-in-Kind

PLC — Public Limited Company

REIT — Real Estate investment Trust

SPX — Standard & Poor’s 500 Index

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	319,331	–	62	319,393
Affiliated Partnership	–	14,256	–	14,256
Cash Equivalent	5,613	–	–	5,613

Total Investments in Securities	324,944	14,256	62	339,262

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	7

SCHEDULE OF INVESTMENTS

September 30, 2020

Small Cap Growth Fund (Continued)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$23,698	$97,919	$(107,365)	$1	$3	$14,256	14,252,057	$302	$—
SEI Daily Income Trust, Government Fund, Cl F	11,046	66,157	(71,590)	—	—	5,613	5,613,316	50	—

Totals	$34,744	$164,076	$(178,955)	$1	$3	$19,869		$352	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

8	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Managed Small/Mid Cap Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.5%

Communication Services — 2.9%
Anterix Inc *	5,808	$190
ATN International Inc	4,560	228
Bandwidth Inc, Cl A *	3,854	673
Boingo Wireless Inc *	45,000	459
Cable One Inc	1,150	2,168
Cinemark Holdings Inc *(A)	145,101	1,451
Cogent Communications Holdings Inc	12,431	746
Consolidated Communications Holdings Inc *	168,543	959
Electronic Arts Inc *	6,830	891
Glu Mobile Inc *	58,200	447
IAC/InterActiveCorp *	3,610	432
Interpublic Group of Cos Inc/The	24,754	413
Iridium Communications Inc *	50,000	1,279
Match Group Inc *	7,791	862
Nexstar Media Group Inc, Cl A	68,960	6,202
Ooma Inc *	73,000	953
Shenandoah Telecommunications Co	14,200	631
Take-Two Interactive Software Inc, Cl A *	5,083	840
TechTarget Inc *	534	23
World Wrestling Entertainment Inc, Cl A	45,211	1,830

		21,677

Consumer Discretionary — 12.3%
1-800-Flowers.com Inc, Cl A *	42,193	1,052
Adtalem Global Education Inc *	11,367	279
Advance Auto Parts Inc	10,274	1,577
American Eagle Outfitters Inc (A)	336,786	4,988
America’s Car-Mart Inc/TX *	5,643	479
Asbury Automotive Group Inc *	8,288	808
Aspen Group Inc/CO *	91,000	1,017
AutoNation Inc *	1,730	92
Big Lots Inc	14,355	640
Bloomin’ Brands Inc	316,415	4,832
Bright Horizons Family Solutions Inc *	16,432	2,498
Brinker International Inc *	66,618	2,846
CarParts.com Inc *(A)	158,688	1,715
Carriage Services Inc	26,433	590
Cheesecake Factory Inc/The (A)	117,928	3,271
Chegg Inc *	10,625	759
Core-Mark Holding Co Inc, Cl A	14,464	418
Dave & Buster’s Entertainment Inc (A)	361,275	5,477
Deckers Outdoor Corp *	3,400	748
Dick’s Sporting Goods Inc	62,378	3,610
Domino’s Pizza Inc	2,231	949
Envela Corp *	15,000	64
Etsy Inc *	25,967	3,158
Five Below Inc *	4,486	570
Grand Canyon Education Inc *	8,383	670
Green Brick Partners Inc *	53,506	862
Group 1 Automotive Inc *	4,472	395

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Haverty Furniture Cos Inc	25,532	$535
Helen of Troy Ltd *	6,787	1,313
Hibbett Sports Inc *	17,681	694
Installed Building Products Inc *	4,861	495
K12 Inc *	13,423	354
KB Home	35,000	1,344
LCI Industries	24,809	2,637
Lincoln Educational Services Corp *	54,357	300
Lithia Motors Inc, Cl A	28,769	6,558
LKQ Corp *	42,488	1,178
M/I Homes Inc *	17,182	791
MDC Holdings Inc	3,062	144
Modine Manufacturing Co *	646,928	4,043
Murphy USA Inc *	5,255	674
Norwegian Cruise Line Holdings Ltd *(A)	46,559	797
Ollie’s Bargain Outlet Holdings Inc *	3,893	340
Pool Corp	23,829	7,972
PulteGroup Inc	44,000	2,037
Rent-A-Center Inc/TX	16,566	495
Skechers USA Inc, Cl A *	37,863	1,144
Stamps.com Inc *	5,864	1,413
Strategic Education Inc	14,016	1,282
Sturm Ruger & Co Inc	9,193	562
Taylor Morrison Home Corp, Cl A *	60,000	1,475
TRI Pointe Group Inc *	60,647	1,100
Ulta Beauty Inc *	2,059	461
Universal Technical Institute Inc *	14,319	73
Urban Outfitters Inc *	132,136	2,750
Vail Resorts Inc *	9,517	2,036
Whirlpool Corp	4,700	864
Williams-Sonoma Inc	7,799	705
Wingstop Inc, Cl A	1	—
WW International Inc *	6,988	132
Zovio Inc, Cl A *	183,617	735

		91,797

Consumer Staples — 4.4%
BJ’s Wholesale Club Holdings Inc *	25,738	1,069
Boston Beer Co Inc/The, Cl A *	2,028	1,791
Bunge Ltd	10,000	457
Cal-Maine Foods Inc *	21,153	812
Casey’s General Stores Inc	1,237	220
Central Garden & Pet Co, Cl A *	15,496	560
Coca-Cola Consolidated Inc	2,500	602
Darling Ingredients Inc *	40,500	1,459
Flowers Foods Inc	43,486	1,058
Fresh Del Monte Produce Inc	8,016	184
Freshpet Inc *	8,866	990
Grocery Outlet Holding Corp *	8,214	323
Hostess Brands Inc, Cl A *	468,657	5,778
Ingles Markets Inc, Cl A	6,621	252
Ingredion Inc	9,898	749
J & J Snack Foods Corp	7,030	917

SEI Institutional Managed Trust / Annual Report / September 30, 2020	1

SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Managed Small/Mid Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
John B Sanfilippo & Son Inc	5,357	$404
Kroger Co/The	15,939	540
Lamb Weston Holdings Inc	21,677	1,437
Lancaster Colony Corp	5,300	948
Landec Corp *	14,939	145
Medifast Inc	26,681	4,388
National Beverage Corp, Cl A *(A)	4,781	325
Pilgrim’s Pride Corp *	75,983	1,137
Post Holdings Inc *	7,519	647
PriceSmart Inc	12,923	859
Primo Water Corp	71,000	1,008
Seneca Foods Corp, Cl A *	315	11
Sprouts Farmers Market Inc *	25,791	540
Tootsie Roll Industries Inc (A)	26,772	827
Universal Corp/VA	9,000	377
US Foods Holding Corp *	31,761	706
USANA Health Sciences Inc *	4,731	348
Village Super Market Inc, Cl A	500	12
WD-40 Co	2,556	484
Weis Markets Inc	13,063	627

		32,991

Energy — 0.9%
Cabot Oil & Gas Corp	80,892	1,404
Cimarex Energy Co	78,470	1,909
Delek US Holdings Inc	28,530	318
Marathon Petroleum Corp	23,446	688
Parsley Energy Inc, Cl A	117,278	1,098
Pioneer Natural Resources Co	2,474	213
Rattler Midstream LP (A)(B)	195,007	1,160

		6,790

Financials — 13.4%
1st Source Corp	8,235	254
Alleghany Corp *	1,001	521
Allstate Corp/The	7,797	734
Altabancorp	23,776	478
American Equity Investment Life Holding Co	221,110	4,862
American Financial Group Inc/OH	13,674	916
Ameriprise Financial Inc	4,701	724
AMERISAFE Inc	11,659	669
Arch Capital Group Ltd *	10,008	293
Argo Group International Holdings Ltd	53,868	1,855
Arrow Financial Corp	416	10
Artisan Partners Asset Management Inc, Cl A	53,084	2,070
Assurant Inc	5,558	674
Axos Financial Inc *	48,113	1,121
Bank of Marin Bancorp	10,864	315
Bank OZK	77,170	1,645
BankUnited Inc	136,001	2,980
BGC Partners Inc, Cl A	879,812	2,112
Camden National Corp	8,550	258
Canadian Imperial Bank of Commerce	3,321	248

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Capital City Bank Group Inc	6,787	$127
CNO Financial Group Inc	314,437	5,044
Cohen & Steers Inc	175	10
Columbia Banking System Inc	172,262	4,108
Community Trust Bancorp Inc	10,823	306
Diamond Hill Investment Group Inc *	2,001	253
Dynex Capital Inc ‡	55,778	848
E*TRADE Financial Corp	11,727	587
Eagle Bancorp Inc	29,167	781
Employers Holdings Inc	17,888	541
Everest Re Group Ltd	6,060	1,197
Farmers National Banc Corp	24,544	268
Financial Institutions Inc	64,144	988
First American Financial Corp	23,494	1,196
First Busey Corp	21,326	339
First Citizens BancShares Inc/NC, Cl A	1,150	367
First Commonwealth Financial Corp	271,033	2,098
First Community Bankshares Inc	38,653	698
First Financial Corp/IN	15,165	476
First Horizon National Corp	341,000	3,216
First Merchants Corp	47,572	1,102
Flagstar Bancorp Inc	32,500	963
FNB Corp/PA	171,101	1,160
Great Southern Bancorp Inc	6,989	253
Great Western Bancorp Inc	113,802	1,417
Hanover Insurance Group Inc/The, Cl A	25,705	2,395
Hilltop Holdings Inc	30,507	628
HomeStreet Inc	10,400	268
HomeTrust Bancshares Inc	8,333	113
Horace Mann Educators Corp, Cl A	21,962	733
Independent Bank Corp/MI	13,095	165
KKR Real Estate Finance Trust Inc ‡	23,728	392
Lincoln National Corp	98,000	3,070
MarketAxess Holdings Inc	350	169
Mercantile Bank Corp	7,000	126
Merchants Bancorp/IN	40,825	805
MidWestOne Financial Group Inc	47,669	852
Morningstar Inc, Cl A	1,600	257
National General Holdings Corp	69,379	2,341
Northwest Bancshares Inc	30,815	283
OceanFirst Financial Corp	36,025	493
OFG Bancorp	133,441	1,663
Pacific Premier Bancorp Inc	84,780	1,707
PacWest Bancorp	267,309	4,566
Park National Corp (A)	14,724	1,207
PCSB Financial Corp	16,268	196
PennyMac Financial Services Inc	34,420	2,000
Peoples Bancorp Inc/OH	29,343	560
PJT Partners Inc	14,364	871
Popular Inc	47,861	1,736
PRA Group Inc *	22,539	900
Premier Financial Corp	3,200	50

2	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Managed Small/Mid Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Reinsurance Group of America Inc, Cl A	11,647	$1,109
RenaissanceRe Holdings Ltd	8,320	1,412
Republic Bancorp Inc/KY, Cl A	4,151	117
Safety Insurance Group Inc	8,465	585
Selective Insurance Group Inc	19,688	1,014
ServisFirst Bancshares Inc	26,000	885
Sierra Bancorp	25,937	435
Starwood Property Trust Inc ‡	199,857	3,016
Stewart Information Services Corp	17,692	774
Stifel Financial Corp	16,750	847
SVB Financial Group, Cl B *	3,773	908
TCF Financial Corp	69,500	1,623
Towne Bank/Portsmouth VA	11,615	190
TPG RE Finance Trust Inc ‡	58,414	494
TriCo Bancshares	11,381	279
TrustCo Bank Corp NY	51,485	269
UMH Properties ‡	42,338	573
Umpqua Holdings Corp	281,045	2,985
United Fire Group Inc	8,302	169
Univest Financial Corp	62,349	896
Walker & Dunlop Inc	12,464	661
Washington Trust Bancorp Inc	15,221	467
Waterstone Financial Inc	88,704	1,374

		100,710

Health Care — 15.7%
ABIOMED Inc *	967	268
ACADIA Pharmaceuticals Inc *	36,393	1,501
Acceleron Pharma Inc *	627	71
Aerie Pharmaceuticals Inc *(A)	30,332	357
Aimmune Therapeutics Inc *	67,356	2,320
Albireo Pharma Inc *	11,176	373
Amedisys Inc *	1,346	318
AmerisourceBergen Corp, Cl A	4,713	457
AMN Healthcare Services Inc *	37,327	2,182
ANI Pharmaceuticals Inc *	11,399	322
Assembly Biosciences Inc *	59,459	978
AtriCure Inc *	14,000	559
Atrion Corp	436	273
BioDelivery Sciences International Inc *	81,309	303
BioMarin Pharmaceutical Inc *	10,509	800
Bio-Rad Laboratories Inc, Cl A *	2,351	1,212
BioSpecifics Technologies Corp *	5,565	294
Bio-Techne Corp	3,600	892
Catalent Inc *	16,500	1,413
Cellular Biomedicine Group Inc *	28,255	518
Change Healthcare Inc *	304,242	4,415
Charles River Laboratories International Inc *	7,525	1,704
Chemed Corp	5,900	2,834
ChromaDex Corp *	13,274	53
Collegium Pharmaceutical Inc *	55,451	1,154
Computer Programs and Systems Inc	21,134	584

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Concert Pharmaceuticals Inc *	45,603	$448
CONMED Corp	5,936	467
CryoLife Inc *	680	13
Cymabay Therapeutics Inc *	228,165	1,652
CytomX Therapeutics Inc *	161,866	1,076
Dicerna Pharmaceuticals Inc *	41,799	752
Durect Corp *	347,968	595
Eagle Pharmaceuticals Inc/DE *	5,937	252
Eidos Therapeutics Inc *	1,423	72
Emergent BioSolutions Inc *	49,468	5,112
Encompass Health Corp	19,928	1,295
Ensign Group Inc/The	22,232	1,269
Five Prime Therapeutics Inc *	108,166	508
Fulgent Genetics Inc *	16,418	657
GenMark Diagnostics Inc *	69,190	983
Global Blood Therapeutics Inc *	9,424	520
Globus Medical Inc, Cl A *	14,804	733
GW Pharmaceuticals PLC ADR *	3,127	304
Haemonetics Corp *	17,103	1,492
HealthStream Inc *	22,045	442
Heska Corp *	167	17
Hill-Rom Holdings Inc	3,608	301
ICON PLC *	7,886	1,507
ICU Medical Inc *	5,669	1,036
IDEXX Laboratories Inc *	458	180
Immunomedics Inc *	48,245	4,102
Incyte Corp *	3,300	296
Inovalon Holdings Inc, Cl A *	71,259	1,885
Insmed Inc *	31,452	1,011
Integer Holdings Corp *	4,829	285
Integra LifeSciences Holdings Corp *	45,000	2,125
Iovance Biotherapeutics Inc *	36,297	1,195
Jazz Pharmaceuticals PLC *	15,979	2,278
Kiniksa Pharmaceuticals Ltd, Cl A *	3,763	58
Krystal Biotech Inc *	3,054	131
LeMaitre Vascular Inc	467	15
LHC Group Inc *	6,905	1,468
Ligand Pharmaceuticals Inc *(A)	82,212	7,836
Luminex Corp	21,320	560
Magellan Health Inc *	15,629	1,184
Masimo Corp *	11,491	2,713
Meridian Bioscience Inc *	25,610	435
Mettler-Toledo International Inc *	411	397
Momenta Pharmaceuticals Inc *	10,143	532
National HealthCare Corp	11,295	704
National Research Corp, Cl A *	5,713	281
Natus Medical Inc *	9,373	161
Nektar Therapeutics, Cl A *	30,613	508
Neogen Corp, Cl B *	5,000	391
NeoGenomics Inc *	18,676	689
Neurocrine Biosciences Inc *	10,038	965
Nevro Corp *	2,387	333

SEI Institutional Managed Trust / Annual Report / September 30, 2020	3

SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Managed Small/Mid Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
NextGen Healthcare Inc *	3,857	$49
NGM Biopharmaceuticals Inc *	5,109	81
Novocure Ltd *	11,889	1,323
NuVasive Inc *	8,040	391
Omnicell Inc *	1,763	132
Orthofix Medical Inc *	497	15
Otonomy Inc *	261,598	1,059
Pacira BioSciences Inc *	44,489	2,675
Penumbra Inc *	4,496	874
PerkinElmer Inc	12,707	1,595
Perrigo Co PLC	19,629	901
Premier Inc, Cl A	73,631	2,417
Prestige Consumer Healthcare Inc, Cl A *	54,814	1,996
Prothena Corp PLC *	23,497	235
Providence Service Corp/The *	4,264	396
Puma Biotechnology Inc *	29,727	300
Quidel Corp *	4,027	883
R1 RCM Inc *	74,014	1,269
Reata Pharmaceuticals Inc, Cl A *	4,200	409
Relmada Therapeutics Inc *(A)	3,657	138
Repligen Corp *	6,804	1,004
Retrophin Inc *	68,329	1,261
Revance Therapeutics Inc *	82,213	2,067
Rhythm Pharmaceuticals Inc *	21,218	460
Sarepta Therapeutics Inc *	1,971	277
SeaSpine Holdings Corp *	11,657	167
SIGA Technologies Inc *	2,198	15
STERIS PLC	5,000	881
Stoke Therapeutics Inc *	5,807	194
Supernus Pharmaceuticals Inc *	28,407	592
Surface Oncology Inc *	150,000	1,035
Syneos Health Inc, Cl A *	96,849	5,148
Teleflex Inc	8,291	2,822
Tenet Healthcare Corp *	6,108	150
Translate Bio Inc *	66,012	898
Twist Bioscience Corp *	871	66
Ultragenyx Pharmaceutical Inc *	12,000	986
United Therapeutics Corp *	7,055	713
WaVe Life Sciences Ltd *	31,495	267
West Pharmaceutical Services Inc	1,501	413
Y-mAbs Therapeutics Inc *	5,463	210
Zogenix Inc *	33,774	606

		117,746

Industrials — 14.3%
A O Smith Corp	4,400	232
AAON Inc	14,020	845
Advanced Disposal Services *	17,348	524
Advanced Drainage Systems Inc	16,174	1,010
AECOM *	44,000	1,841
AeroVironment Inc *	4,771	286
Armstrong World Industries Inc	11,700	805
Atlas Air Worldwide Holdings Inc *	60,908	3,709

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
BMC Stock Holdings Inc *	30,625	$1,312
Brady Corp, Cl A	15,000	600
Builders FirstSource Inc *	21,379	697
BWX Technologies Inc, Cl W	83,972	4,728
Casella Waste Systems Inc, Cl A *	5,000	279
Cintas Corp	3,186	1,060
Clean Harbors Inc *	7,022	393
Colfax Corp *	176,368	5,531
CoStar Group Inc *	4,446	3,773
CRA International Inc	11,678	438
CSW Industrials Inc	1,824	141
Curtiss-Wright Corp	15,306	1,427
EMCOR Group Inc	24,206	1,639
ESCO Technologies Inc	4,000	322
Evoqua Water Technologies Corp *	14,928	317
Exponent Inc	30,000	2,161
Forrester Research Inc *	9,468	310
Franklin Covey Co *	648	12
FTI Consulting Inc *	10,890	1,154
Generac Holdings Inc *	8,936	1,730
Gibraltar Industries Inc *	19,000	1,238
Griffon Corp	45,000	879
Heartland Express Inc	65,000	1,209
Heritage-Crystal Clean Inc *	11,426	153
Huntington Ingalls Industries Inc, Cl A	6,945	978
Huron Consulting Group Inc *	18,125	713
IAA Inc *	89,333	4,652
ICF International Inc, Cl A	4,655	286
IDEX Corp	4,000	730
JetBlue Airways Corp *	249,665	2,829
Kadant Inc	16,160	1,771
Kaman Corp, Cl A	57,255	2,231
KAR Auction Services Inc	291,746	4,201
Kelly Services Inc, Cl A *	4,601	78
Kforce Inc	10,057	324
L3Harris Technologies Inc	2,036	346
Landstar System Inc	8,600	1,079
Lindsay Corp	9,200	889
Macquarie Infrastructure Corp *	47,866	1,287
Marten Transport Ltd	76,500	1,249
Masonite International Corp *	37,718	3,711
Mastech Digital Inc *	25,187	454
Mercury Systems Inc *	7,000	542
Meritor Inc *	43,353	908
MSA Safety Inc	10,698	1,435
MSC Industrial Direct Co Inc, Cl A	3,679	233
MYR Group Inc *	22,025	819
National Presto Industries Inc	648	53
Old Dominion Freight Line Inc, Cl A	9,957	1,801
PGT Innovations Inc *	59,000	1,034
Powell Industries Inc	9,428	228
Primoris Services Corp	31,507	568

4	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Managed Small/Mid Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
RBC Bearings Inc *	4,000	$485
Resources Connection Inc	21,841	252
Rush Enterprises Inc, Cl A	25,948	1,311
Shyft Group Inc/The	28,592	540
Simpson Manufacturing Co Inc	11,500	1,117
SiteOne Landscape Supply Inc *	5,000	610
SPX Corp *	13,000	603
Standex International Corp	5,842	346
Teledyne Technologies Inc *	18,991	5,891
Tetra Tech Inc	27,739	2,649
Toro Co/The	2,800	235
TransDigm Group Inc *	500	238
TriMas Corp *	23,190	529
Trinity Industries Inc (A)	149,463	2,915
TrueBlue Inc *	15,095	234
UFP Industries Inc	19,396	1,096
United Rentals Inc *	5,615	980
US Ecology Inc *	8,368	273
Werner Enterprises Inc	20,000	840
WESCO International Inc *	94,612	4,165
Westinghouse Air Brake Technologies Corp	3,600	223
XPO Logistics Inc *	65,979	5,586

		107,302

Information Technology — 18.3%
A10 Networks Inc *	85,305	543
ACI Worldwide Inc *	454,753	11,883
Agilysys Inc *	13,470	325
Amdocs Ltd	9,149	525
American Software Inc/GA, Cl A	30,440	427
Amkor Technology Inc *	75,502	846
ANSYS Inc *	2,600	851
Arista Networks Inc *	2,488	515
Aspen Technology Inc *	25,803	3,266
Box Inc, Cl A *	21,577	375
Broadridge Financial Solutions Inc	1,700	224
Cadence Design Systems Inc *	12,100	1,290
Calix Inc *	48,212	857
Cass Information Systems Inc	9,000	362
ChannelAdvisor Corp *	51,607	747
Coherent Inc *	1,420	158
CommVault Systems Inc *	8,000	326
Cornerstone OnDemand Inc *	28,250	1,027
CSG Systems International Inc	23,891	978
CyberOptics Corp *	10,576	337
Diodes Inc *	15,000	847
Dolby Laboratories Inc, Cl A	12,000	795
EchoStar Corp, Cl A *	9,805	244
Enphase Energy Inc *	5,140	425
Entegris Inc	19,770	1,470
EPAM Systems Inc *	5,383	1,740
ePlus Inc *	8,062	590
Euronet Worldwide Inc *	22,919	2,088

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
EVERTEC Inc	82,658	$2,869
Evo Payments Inc, Cl A *	15,000	373
ExlService Holdings Inc *	24,383	1,609
Fair Isaac Corp *	2,500	1,063
Five9 Inc *	8,000	1,037
FormFactor Inc *	600	15
Gartner Inc *	1,518	190
Genpact Ltd	30,604	1,192
Global Payments Inc	1,009	179
I3 Verticals Inc, Cl A *	7,873	199
Ichor Holdings Ltd *	23,345	504
II-VI Inc *	35,206	1,428
Inphi Corp *	18,603	2,088
Insight Enterprises Inc *	21,641	1,224
Intelligent Systems Corp *	358	14
International Money Express Inc *	1,250	18
Itron Inc *	32,577	1,979
J2 Global Inc *	191,856	13,280
Lattice Semiconductor Corp *	37,782	1,094
Leidos Holdings Inc	24,667	2,199
Limelight Networks Inc *	136,500	786
LiveRamp Holdings Inc *	10,000	518
Lumentum Holdings Inc *	4,818	362
MACOM Technology Solutions Holdings Inc *	12,485	425
Manhattan Associates Inc *	10,280	982
ManTech International Corp/VA, Cl A	16,545	1,140
MAXIMUS Inc	43,612	2,984
MicroStrategy Inc, Cl A *	3,537	533
Model N Inc *	21,638	763
Monolithic Power Systems Inc	6,335	1,771
National Instruments Corp	370	13
NCR Corp *	145,198	3,215
NIC Inc	72,349	1,425
Nuance Communications Inc *	67,500	2,240
NVE Corp	9,564	469
ON Semiconductor Corp *	108,955	2,363
OSI Systems Inc *	184	14
Palo Alto Networks Inc *	4,182	1,024
Perficient Inc *	12,505	534
PFSweb Inc *	135,038	903
Photronics Inc *	30,976	309
Power Integrations Inc	20,000	1,108
QAD Inc, Cl A	5,106	216
Qorvo Inc *	10,870	1,402
Qualys Inc *	6,629	650
Radware Ltd *	15,000	364
Rambus Inc *	69,493	951
RingCentral Inc, Cl A *	773	212
Science Applications International Corp	10,962	860
Semtech Corp *	69,289	3,669
Shutterstock Inc	14,686	764
Silicon Motion Technology Corp ADR	129,500	4,892

SEI Institutional Managed Trust / Annual Report / September 30, 2020	5

SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Managed Small/Mid Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
SolarWinds Corp *	785	$16
SPS Commerce Inc *	16,563	1,290
Super Micro Computer Inc *	217,263	5,736
SVMK Inc *	28,358	627
Sykes Enterprises Inc *	31,637	1,082
Synopsys Inc *	5,999	1,284
Telenav Inc *	74,477	268
Tenable Holdings Inc *	29,500	1,114
Teradyne Inc	13,928	1,107
Trade Desk Inc/The, Cl A *	6,474	3,359
TTEC Holdings Inc	31,473	1,717
Tyler Technologies Inc *	4,765	1,661
Verint Systems Inc *	112,718	5,431
Wix.com Ltd *	15,023	3,829
WNS Holdings Ltd ADR *	36,260	2,319
Xperi Holding Corp	79,050	908
Zebra Technologies Corp, Cl A *	3,874	978

		137,202

Materials — 7.3%
Albemarle Corp	4,500	402
Ashland Global Holdings Inc	55,852	3,961
Avery Dennison Corp	2,472	316
Axalta Coating Systems Ltd *	129,650	2,874
B2Gold Corp	501,613	3,270
Balchem Corp	14,444	1,410
Boise Cascade Co	23,092	922
Century Aluminum Co *	234,619	1,670
Clearwater Paper Corp *	23,280	883
Commercial Metals Co, Cl A	270,710	5,409
Crown Holdings Inc *	4,800	369
Domtar Corp *	30,569	803
FMC Corp	105,124	11,134
Gold Resource Corp	187,979	641
Hawkins Inc	6,068	280
Hecla Mining Co	341,651	1,736
Ingevity Corp *	36,000	1,780
Materion Corp	12,245	637
Myers Industries Inc	29,683	393
NewMarket Corp	2,000	685
Novagold Resources Inc *	129,786	1,543
Packaging Corp of America	2,600	283
Royal Gold Inc, Cl A	8,757	1,052
Sensient Technologies Corp	18,700	1,080
Silgan Holdings Inc	272,109	10,005
Stepan Co	9,000	981
Tredegar Corp	10,409	155

		54,674

Real Estate — 5.5%
Alexander’s Inc ‡	838	206
Camden Property Trust ‡	13,101	1,166
CareTrust Inc ‡	6,260	111

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
CatchMark Timber Trust Inc, Cl A ‡	108,771	$971
City Office REIT ‡	11,107	84
Community Healthcare Trust Inc ‡	384	18
Douglas Emmett Inc ‡	31,000	778
EastGroup Properties Inc ‡	14,800	1,914
Equity Commonwealth ‡	16,000	426
Equity LifeStyle Properties ‡	20,564	1,261
Gaming and Leisure Properties Inc ‡	168,741	6,232
Getty Realty Corp ‡	46,457	1,208
Gladstone Commercial Corp ‡	62,536	1,054
Howard Hughes Corp/The *‡	51,451	2,964
Independence Realty Trust ‡	113,415	1,315
Investors Real Estate Trust ‡	15,417	1,005
Invitation Homes Inc ‡	88,917	2,489
Kite Realty Group Trust ‡	34,895	404
Life Storage Inc ‡	3,100	326
Medical Properties Trust Inc ‡	410,854	7,243
Mid-America Apartment Communities Inc ‡	5,599	649
Monmouth Real Estate Investment Corp, Cl A ‡	88,945	1,232
National Health Investors Inc ‡	265	16
National Storage Affiliates Trust ‡	14,152	463
New Senior Investment Group Inc ‡	47,637	191
Newmark Group Inc, Cl A ‡	450,766	1,947
Office Properties Income Trust ‡	9,718	201
One Liberty Properties Inc ‡	51,640	845
Piedmont Office Realty Trust Inc, Cl A ‡	255	3
PS Business Parks Inc ‡	12,200	1,493
RMR Group Inc/The, Cl A ‡	7,665	211
Sabra Health Care Inc ‡	42,013	579
Safehold Inc ‡	20,000	1,242
Spirit Realty Capital Inc ‡	387	13
Sun Communities Inc ‡	1,653	232
Terreno Realty Corp ‡	15,348	840
Universal Health Realty Income Trust ‡	1,794	102

		41,434

Utilities — 2.5%
ALLETE Inc	14,400	745
American States Water Co	21,500	1,612
Atmos Energy Corp	20,484	1,958
Avista Corp	13,200	450
Black Hills Corp, Cl A	11,841	633
Chesapeake Utilities Corp	6,037	509
Clearway Energy Inc, Cl A	43,089	1,064
CMS Energy Corp	10,600	651
Evergy Inc	21,057	1,070
IDACORP Inc, Cl A	10,909	872
MDU Resources Group Inc	29,772	670
Middlesex Water Co	22,660	1,408
NorthWestern Corp	5,270	256
NRG Energy Inc	15,000	461
ONE Gas Inc	10,005	691

6	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Managed Small/Mid Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ormat Technologies Inc	13,800	$816
PNM Resources Inc	25,500	1,054
Portland General Electric Co	43,378	1,540
Southwest Gas Holdings Inc	10,221	645
Spire Inc	8,685	462
UGI Corp	6,450	213
Unitil Corp	14,839	573
Vistra Corp	710	13
York Water Co/The	9,081	384

		18,750

Total Common Stock (Cost $514,539) ($ Thousands)		731,073

AFFILIATED PARTNERSHIP — 3.8%
SEI Liquidity Fund, L.P. 0.100% **†(C)	28,345,929	28,359

Total Affiliated Partnership (Cost $28,349) ($ Thousands)		28,359

CASH EQUIVALENT — 2.5%
SEI Daily Income Trust, Government Fund, Cl F 0.010%**†	18,861,087	18,861

Total Cash Equivalent (Cost $18,861) ($ Thousands)		18,861

Total Investments in Securities — 103.8% (Cost $561,749) ($ Thousands)		$778,293

Percentages are based on a Net Assets of $749,505 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2020 (see Note 10). The total market value of securities on loan at September 30, 2020, was $27,598 ($ Thousands).

(B)	Security is a Master Limited Partnership. At September 30, 2020, such securities amounted to $1,160 ($ Thousands), or 0.2% of the Fund Net Assets (see Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2020 was $28,359 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

LME — London Metal Exchange

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

REIT — Real Estate investment Trust

SPX — Standard & Poor’s 500 Index

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	731,073	–	–	731,073
Affiliated Partnership	–	28,359	–	28,359
Cash Equivalent	18,861	–	–	18,861

Total Investments in Securities	749,934	28,359	–	778,293

(1) A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	7

SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Managed Small/Mid Cap Fund (Continued)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 78,149	$ 129,493	$ (179,292)	$ (2)	$ 11	$ 28,359	28,345,929	$ 213	$—
SEI Daily Income Trust, Government Fund, Cl F	18,992	158,458	(158,589)	—	—	18,861	18,861,087	121	—

Totals	$ 97,141	$ 287,951	$ (337,881)	$ (2)	$ 11	$ 47,220		$ 334	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

8	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Mid-Cap Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.3%

Communication Services — 4.2%
CenturyLink Inc	53,800	$543
Discovery Inc, Cl A *	7,200	157
Discovery Inc, Cl C *	14,300	280
Omnicom Group Inc	800	40
Spotify Technology SA *	3,100	752
Take-Two Interactive Software Inc, Cl A *	2,200	363
ViacomCBS Inc, Cl B	13,206	370
Zynga Inc, Cl A *	45,100	411

		2,916

Consumer Discretionary — 12.9%
Advance Auto Parts Inc	2,800	430
AutoNation Inc *	4,800	254
Best Buy Co Inc	6,700	746
Chipotle Mexican Grill Inc, Cl A *	360	448
Darden Restaurants Inc	2,900	292
Dollar General Corp	1,000	210
Dollar Tree Inc *	6,900	630
Domino’s Pizza Inc	870	370
DR Horton Inc	9,800	741
Etsy Inc *	1,700	207
Lear Corp *	1,500	163
Lennar Corp, Cl A	4,600	376
Lennar Corp, Cl B	4,200	276
O’Reilly Automotive Inc *	1,550	715
Polaris Inc	4,200	396
Pool Corp	600	201
PulteGroup Inc	13,400	620
Qurate Retail	1,050	103
Qurate Retail Inc *	35,000	251
Smith & Wesson Brands Inc	15,900	247
Stamps.com Inc *	700	169
Strategic Education Inc	800	73
Tractor Supply Co	4,200	602
Williams-Sonoma Inc	500	45
Yum China Holdings Inc *	7,100	376
Yum! Brands Inc	800	73

		9,014

Consumer Staples — 5.7%
Archer-Daniels-Midland Co	15,000	697
Campbell Soup Co	6,700	324
Conagra Brands Inc	16,200	579
J M Smucker Co/The	1,900	220
Kellogg Co	1,400	91
Keurig Dr Pepper Inc	11,100	306
Kroger Co/The	21,100	715
Molson Coors Beverage Co, Cl B *	6,500	218
National Beverage Corp, Cl A *	500	34
Nu Skin Enterprises Inc, Cl A	1,700	85
Pilgrim’s Pride Corp *	2,900	43
Reynolds Consumer Products Inc	4,500	138

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Tyson Foods Inc, Cl A	9,300	$553

		4,003

Energy — 0.9%
International Seaways	3,300	48
Kinder Morgan Inc	18,900	233
ONEOK Inc	3,700	96
Pioneer Natural Resources Co	2,600	224

		601

Financials — 9.0%
Aflac Inc	10,500	382
Allstate Corp/The	1,700	160
American Financial Group Inc/OH	3,000	201
Ameriprise Financial Inc	4,400	678
Annaly Capital Management Inc ‡	76,100	542
Associated Banc-Corp	2,400	30
Bancorp Inc/The *	1,800	16
Cboe Global Markets Inc	2,700	237
Citizens Financial Group Inc	2,900	73
CNA Financial Corp	9,300	279
Customers Bancorp Inc *	3,300	37
Discover Financial Services	10,100	584
Federated Hermes Inc, Cl B	8,700	187
Fifth Third Bancorp	1,000	21
Hartford Financial Services Group Inc/The	1,200	44
KeyCorp	3,400	41
Lincoln National Corp	3,000	94
Midland States Bancorp Inc	1,400	18
Old Republic International Corp	12,200	180
OneMain Holdings Inc, Cl A	14,700	459
PacWest Bancorp	5,300	90
Popular Inc	8,600	312
Principal Financial Group Inc, Cl A	7,600	306
Raymond James Financial Inc	3,600	262
Ready Capital Corp ‡	2,500	28
Starwood Property Trust Inc ‡	29,800	450
T Rowe Price Group Inc	4,600	590

		6,301

Health Care — 14.6%
Alexion Pharmaceuticals Inc *	5,900	675
AmerisourceBergen Corp, Cl A	6,300	611
Bio-Techne Corp	500	124
Charles River Laboratories International Inc *	2,100	475
Emergent BioSolutions Inc *	700	72
Hologic Inc *	8,300	552
IDEXX Laboratories Inc *	1,200	472
Incyte Corp *	4,800	431
IQVIA Holdings Inc *	3,900	615
Jazz Pharmaceuticals PLC *	900	128
McKesson Corp	4,400	655
Molina Healthcare Inc *	1,800	329

SEI Institutional Managed Trust / Annual Report / September 30, 2020	1

SCHEDULE OF INVESTMENTS

September 30, 2020

Mid-Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Mylan NV *	21,700	$322
Neurocrine Biosciences Inc *	4,600	442
PerkinElmer Inc	4,400	552
Perrigo Co PLC	4,000	184
Quidel Corp *	2,100	461
ResMed Inc	3,600	617
STERIS PLC	3,500	617
Universal Health Services Inc, Cl B *	5,000	535
Veeva Systems Inc, Cl A *	2,500	703
West Pharmaceutical Services Inc	2,500	687

		10,259

Industrials — 13.6%
Acuity Brands Inc	4,700	481
AGCO Corp	2,600	193
Allison Transmission Holdings Inc	8,000	281
Atkore International Group Inc *	8,100	184
BWX Technologies Inc, Cl W	2,500	141
Carrier Global Corp	21,900	669
Comfort Systems USA Inc	600	31
Crane Co, Cl A	1,700	85
Cummins Inc	3,700	781
Donaldson Co Inc, Cl A	2,600	121
Dover Corp	200	22
Expeditors International of Washington Inc	6,900	625
Fastenal Co, Cl A	1,200	54
Gates Industrial Corp PLC *	30,800	342
Generac Holdings Inc *	700	136
GMS Inc *	9,600	231
Huntington Ingalls Industries Inc, Cl A	800	113
JB Hunt Transport Services Inc	3,400	430
Kansas City Southern	200	36
Kelly Services Inc, Cl A *	2,100	36
Kforce Inc	6,100	196
Masco Corp	10,600	584
nVent Electric PLC	3,600	64
Old Dominion Freight Line Inc, Cl A	2,000	362
Oshkosh Corp	3,600	265
Otis Worldwide Corp	7,400	462
PACCAR Inc	8,100	691
Pentair PLC	7,300	334
Quanta Services Inc	2,800	148
Resources Connection Inc	300	3
Schneider National Inc, Cl B	4,700	116
Trane Technologies PLC	3,300	400
TransUnion	1,100	92
UFP Industries Inc	1,500	85
Univar Solutions Inc *	8,100	137
Werner Enterprises Inc	2,100	88

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
WW Grainger Inc	1,500	$535

		9,554

Information Technology — 20.3%
Amdocs Ltd	8,200	471
ANSYS Inc *	400	131
Aspen Technology Inc *	2,100	266
CACI International Inc, Cl A *	2,300	490
Cadence Design Systems Inc *	7,300	778
CDW Corp/DE	700	84
ChannelAdvisor Corp *	1,800	26
Ciena Corp *	8,700	345
Citrix Systems Inc	4,000	551
Cognizant Technology Solutions Corp, Cl A	3,900	271
CommScope Holding Co Inc *	48,900	440
EPAM Systems Inc *	1,600	517
F5 Networks Inc, Cl A *	1,900	233
Fair Isaac Corp *	1,050	447
FormFactor Inc *	3,900	97
Fortinet Inc *	4,600	542
Hewlett Packard Enterprise Co	2,200	21
HP Inc	20,900	397
KLA Corp	3,400	659
Manhattan Associates Inc *	4,500	430
MKS Instruments Inc	3,800	415
Monolithic Power Systems Inc	1,800	503
NETGEAR Inc *	800	25
NortonLifeLock Inc	25,700	535
Paycom Software Inc *	2,000	623
PTC Inc *	6,200	513
Qorvo Inc *	2,700	348
Semtech Corp *	500	26
Skyworks Solutions Inc	5,200	757
SS&C Technologies Holdings Inc	10,400	629
SYNNEX Corp *	3,800	532
Synopsys Inc *	3,600	770
Teradyne Inc	6,700	532
Ubiquiti Inc	800	133
Verint Systems Inc *	800	39
VeriSign Inc *	400	82
Western Digital Corp *	1,000	37
Zebra Technologies Corp, Cl A *	2,100	531

		14,226

Materials — 5.1%
Berry Global Group Inc *	500	24
Boise Cascade Co	1,800	72
Celanese Corp, Cl A	5,000	537
Corteva Inc	22,900	660
Eastman Chemical Co	800	63
Element Solutions Inc *	12,400	130
LyondellBasell Industries NV, Cl A	8,600	606
Martin Marietta Materials Inc, Cl A	400	94

2	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Mid-Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
PPG Industries Inc	3,300	$403
Reliance Steel & Aluminum Co	600	61
Scotts Miracle-Gro Co/The, Cl A	1,200	184
Sensient Technologies Corp	1,400	81
Steel Dynamics Inc	12,800	366
W R Grace & Co	700	28
Westrock Co	6,900	240

		3,549

Real Estate — 5.6%
Apple Hospitality Inc ‡	46,400	446
Boston Properties Inc ‡	2,000	161
CBRE Group Inc, Cl A *‡	4,300	202
City Office REIT ‡	2,800	21
Columbia Property Trust Inc ‡	16,700	182
CoreCivic Inc *‡	31,900	255
CorePoint Lodging *‡	200	1
Corporate Office Properties Trust ‡	1,800	43
Franklin Street Properties Corp ‡	7,700	28
Gaming and Leisure Properties Inc ‡	14,971	553
GEO Group Inc/The ‡	33,550	381
Highwoods Properties Inc ‡	3,200	107
Paramount Group Inc ‡	19,100	135
Pebblebrook Hotel Trust ‡	9,300	117
PotlatchDeltic Corp ‡	3,800	160
Weyerhaeuser Co ‡	20,700	590
WP Carey Inc ‡	7,800	508

		3,890

Utilities — 6.4%
AES Corp/The	33,800	612
Edison International	2,100	107
MDU Resources Group Inc	20,800	468
NRG Energy Inc	16,000	492
PPL Corp	19,900	541
Public Service Enterprise Group Inc	13,600	747
Sempra Energy	4,300	509
UGI Corp	14,800	488
Vistra Corp	28,100	530

		4,494

Total Common Stock (Cost $63,268) ($ Thousands)		68,806

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.6%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	1,118,918	$1,119

Total Cash Equivalent (Cost $1,119) ($ Thousands)		1,119

Total Investments in Securities — 99.9% (Cost $64,387) ($ Thousands)		$69,925

Percentages are based on Net Assets of $69,995 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

Cl — Class

As of September 30, 2020, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	3

SCHEDULE OF INVESTMENTS

September 30, 2020

Mid-Cap Fund (Continued)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

					Change in
					Unrealized
			Proceeds from	Realized Gain/	Appreciation/	Value

Security Description	Value 9/30/2019	Purchases at Cost	Sales	(Loss)	(Depreciation)	9/30/2020	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$3,143	$ 39,328	$(41,352)	$ —	$ —	$1,119		$19	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

U.S. Managed Volatility Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.9%

Communication Services — 9.6%
Activision Blizzard Inc	92,212	$7,465
AT&T Inc	704,200	20,077
Bandwidth Inc, Cl A *	3,244	566
BCE Inc	82,400	3,406
Cargurus Inc, Cl A *	13,130	284
China Mobile ADR	75,300	2,422
Comcast Corp, Cl A	469,600	21,724
Consolidated Communications Holdings Inc *	14,914	85
Discovery Inc, Cl C *	66,690	1,307
Electronic Arts Inc *	46,515	6,066
EverQuote Inc, Cl A *	5,752	222
Facebook Inc, Cl A *	22,943	6,009
Gaia Inc, Cl A *	3,927	39
Glu Mobile Inc *	36,688	282
Hemisphere Media Group Inc, Cl A *	1,396	12
John Wiley & Sons Inc, Cl A	59,957	1,901
Madison Square Garden Sports Corp *	13,455	2,025
Netflix Inc *	3,187	1,594
New York Times Co/The, Cl A	91,378	3,910
NTT DOCOMO Inc ADR (A)	184,500	6,767
Omnicom Group Inc	121,800	6,029
Ooma Inc *	16,850	220
Shenandoah Telecommunications Co	1,224	54
SK Telecom Co Ltd ADR	191,000	4,282
Spok Holdings Inc	9,497	90
Take-Two Interactive Software Inc, Cl A *	41,900	6,923
TechTarget Inc *	12,575	553
TELUS	403,400	7,076
TrueCar Inc *	19,054	95
United States Cellular Corp *	8,281	245
Verizon Communications	662,708	39,424
World Wrestling Entertainment Inc, Cl A	13,205	534
Zynga Inc, Cl A *	564,822	5,151

		156,839

Consumer Discretionary — 9.4%
1-800-Flowers.com Inc, Cl A *	5,638	141
Amazon.com Inc, Cl A *	1,961	6,175
Aspen Group Inc/CO *	20,419	228
AutoZone Inc *	19,300	22,728
Canadian Tire Corp Ltd, Cl A	45,600	4,579
Chegg Inc *	64,463	4,605
Chipotle Mexican Grill Inc, Cl A *	5,273	6,558
Collectors Universe Inc	5,971	296
Core-Mark Holding Co Inc, Cl A	13,194	382
Domino’s Pizza Inc	18,661	7,936
Dorman Products Inc *	5,796	524
DR Horton Inc	79,300	5,998
eBay Inc	364,000	18,964
frontdoor Inc *	31,647	1,231
Garmin Ltd	44,751	4,245

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Gentex Corp	17,802	$458
Grand Canyon Education Inc *	63,213	5,053
GrowGeneration Corp *	25,938	415
Johnson Outdoors Inc, Cl A	1,497	123
K12 Inc *	11,211	295
Lakeland Industries Inc *	15,160	300
Lululemon Athletica Inc *	15,081	4,967
Murphy USA Inc *	5,492	704
Ollie’s Bargain Outlet Holdings Inc *	55,529	4,850
Papa John’s International Inc, Cl A	5,561	458
Perdoceo Education Corp *	6,973	85
Pool Corp	967	324
Purple Innovation Inc, Cl A *	10,181	253
Shutterstock Inc	9,079	473
Sturm Ruger & Co Inc	4,021	246
Target Corp, Cl A	244,400	38,473
Tesla Inc *	9,249	3,968
Toyota Motor Corp ADR (A)	57,700	7,642
Vista Outdoor Inc *	1,596	32
Wingstop Inc, Cl A	3,797	519

		154,228

Consumer Staples — 19.3%
Altria Group Inc	270,100	10,437
B&G Foods Inc, Cl A (A)	15,053	418
Beyond Meat Inc *(A)	10,162	1,688
BJ’s Wholesale Club Holdings Inc *	8,261	343
Boston Beer Co Inc/The, Cl A *	8,116	7,169
Bunge Ltd	50,599	2,312
Calavo Growers Inc	10,581	701
Campbell Soup Co	146,646	7,093
Casey’s General Stores Inc	13,014	2,312
Celsius Holdings Inc *	17,938	407
Central Garden & Pet Co, Cl A *	1,769	71
Church & Dwight Co Inc	75,039	7,032
Clorox Co/The	34,732	7,300
Coca-Cola Co/The	69,362	3,424
Coca-Cola Consolidated Inc	808	194
Colgate-Palmolive Co	103,942	8,019
Conagra Brands Inc	48,359	1,727
Costco Wholesale Corp	26,437	9,385
Estee Lauder Cos Inc/The, Cl A	38,669	8,440
Flowers Foods Inc	265,344	6,456
General Mills Inc	409,410	25,252
Hain Celestial Group Inc/The *	35,174	1,206
Hershey Co/The	59,098	8,471
Hormel Foods Corp	195,407	9,553
Hostess Brands Inc, Cl A *	72,428	893
Ingredion Inc	55,800	4,223
J & J Snack Foods Corp	2,699	352
J M Smucker Co/The	191,385	22,109
John B Sanfilippo & Son	9,644	727
Kellogg Co	194,966	12,593

SEI Institutional Managed Trust / Annual Report / September 30, 2020	1

SCHEDULE OF INVESTMENTS

September 30, 2020

U.S. Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Keurig Dr Pepper Inc	154,898	$4,275
Kimberly-Clark Corp	78,587	11,604
Kraft Heinz Co/The	219,400	6,571
Kroger Co/The	808,481	27,416
Lancaster Colony Corp	3,505	627
McCormick & Co Inc/MD	34,057	6,610
Medifast Inc	2,535	417
MGP Ingredients Inc	12,026	478
Mondelez International Inc, Cl A	150,911	8,670
Monster Beverage Corp *	45,231	3,628
National Beverage Corp, Cl A *(A)	8,275	563
Natural Grocers by Vitamin Cottage Inc	27,819	274
PepsiCo Inc	68,974	9,560
PriceSmart Inc	2,944	196
Procter & Gamble Co/The	62,742	8,721
Simply Good Foods Co/The *	25,351	559
Sprouts Farmers Market Inc *	122,271	2,559
Tootsie Roll Industries Inc	18,781	580
Tyson Foods Inc, Cl A	257,700	15,328
Universal Corp/VA	9,251	387
USANA Health Sciences Inc *	7,488	552
Walgreens Boots Alliance Inc	205,400	7,378
Walmart Inc	196,868	27,544
WD-40 Co	3,308	626
Weis Markets Inc	13,380	642

		316,072

Energy — 0.6%
Antero Midstream Corp	246,732	1,325
Cabot Oil & Gas Corp	116,338	2,020
Frontline Ltd	27,746	180
Phillips 66	122,600	6,355

		9,880

Financials — 10.0%
Aflac Inc	317,600	11,545
Alerus Financial Corp	1,690	33
Allstate Corp/The	232,400	21,878
American Financial Group Inc/OH	89,400	5,988
Annaly Capital Management Inc ‡	1,110,500	7,907
Assured Guaranty Ltd	131,800	2,831
Bank of New York Mellon Corp/The	198,000	6,799
Bank of NT Butterfield & Son Ltd/The	3,724	83
Berkshire Hathaway Inc, Cl B *	143,000	30,450
Cboe Global Markets Inc	35,095	3,079
CNA Financial Corp	20,300	609
Columbia Financial Inc *	22,029	245
Commerce Bancshares Inc/MO	37,197	2,094
Community Bank System Inc	4,170	227
Community Bankers Trust Corp	9,432	48
Crawford & Co, Cl A	3,960	26
Donegal Group Inc, Cl A	2,629	37
Employers Holdings Inc	6,206	188

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Erie Indemnity Co, Cl A	1,835	$386
Everest Re Group Ltd	17,200	3,398
First Financial Bankshares Inc, Cl A	9,135	255
Genworth MI Canada Inc	71,000	1,835
Goosehead Insurance Inc, Cl A *	4,575	396
Hanover Insurance Group Inc/The, Cl A	50,200	4,678
HarborOne Bancorp Inc	54,212	438
Hartford Financial Services Group Inc/The	69,100	2,547
Horace Mann Educators Corp, Cl A	6,461	216
JPMorgan Chase & Co	48,400	4,659
Kearny Financial Corp/MD	13,895	100
Kinsale Capital Group Inc	3,007	572
KKR Real Estate Finance Trust Inc ‡	31,665	523
Loblaw Cos Ltd	110,700	5,779
MarketAxess Holdings Inc	13,512	6,507
Mercury General Corp	14,485	599
Morningstar Inc, Cl A	6,998	1,124
National Bank Holdings Corp, Cl A	8,307	218
National Bank of Canada	145,500	7,204
NI Holdings Inc *	1,708	29
Nicolet Bankshares Inc *	1,472	80
Northeast Bank	7,248	133
Orrstown Financial Services Inc	6,033	77
Palomar Holdings Inc, Cl A *	4,137	431
PCSB Financial Corp	27,285	329
PennyMac Financial Services Inc	11,734	682
Progressive Corp/The	72,179	6,833
Protective Insurance Corp	1,773	23
Reliant Bancorp Inc	1,782	26
Safeguard Scientifics Inc *	9,035	50
Safety Insurance Group Inc	4,608	318
Starwood Property Trust Inc ‡	218,800	3,302
Stewart Information Services Corp	10,399	455
TFS Financial Corp	27,471	404
Timberland Bancorp Inc/WA	8,122	146
Tradeweb Markets Inc, Cl A	66,303	3,846
Trupanion Inc *	8,892	702
US Bancorp	172,500	6,184
Virtu Financial Inc, Cl A	115,565	2,659
Waterstone Financial Inc	8,638	134
White Mountains Insurance Group Ltd	2,544	1,982

		164,326

Health Care — 15.2%
AbbVie Inc	100,800	8,829
AdaptHealth Corp, Cl A *	7,321	160
Agilent Technologies Inc	23,329	2,355
Alexion Pharmaceuticals Inc *	11,788	1,349
Amgen Inc, Cl A	42,500	10,802
Amphastar Pharmaceuticals Inc *	20,765	389
BioDelivery Sciences International Inc *	22,324	83
Bio-Rad Laboratories Inc, Cl A *	1,488	767
Bristol-Myers Squibb Co	391,766	23,620

2	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

U.S. Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Catabasis Pharmaceuticals Inc *	14,665	$91
Cerner Corp	14,237	1,029
Chemed Corp	8,650	4,155
Co-Diagnostics Inc *(A)	14,434	196
Corcept Therapeutics Inc *	13,068	227
CryoPort Inc *	4,247	201
CVS Health Corp	153,830	8,984
Dyadic International Inc *	5,006	38
Eli Lilly and Co	49,832	7,376
Enzo Biochem Inc *	14,906	31
Fulgent Genetics Inc *	1,345	54
GenMark Diagnostics Inc *	15,630	222
Gilead Sciences Inc	141,500	8,941
HCA Healthcare Inc	94,000	11,720
HealthStream Inc *	7,683	154
HMS Holdings Corp *	13,042	312
IDEXX Laboratories Inc *	16,339	6,423
Incyte Corp *	35,425	3,179
InfuSystem Holdings Inc *	2,116	27
Johnson & Johnson	285,829	42,554
Joint Corp/The *	11,393	198
Kiniksa Pharmaceuticals Ltd, Cl A *	2,515	39
LeMaitre Vascular Inc	1,350	44
Luminex Corp	9,082	238
Masimo Corp *	8,172	1,929
Merck & Co Inc	499,303	41,417
Mettler-Toledo International Inc *	4,509	4,355
National HealthCare Corp	2,695	168
Neogen Corp, Cl B *	4,477	350
NGM Biopharmaceuticals Inc *	1,867	30
Ontrak Inc *	1,725	104
Orthofix Medical Inc *	1,402	44
Pacira BioSciences Inc *	783	47
Pfizer Inc	770,605	28,281
Phibro Animal Health Corp, Cl A	12,044	210
Premier Inc, Cl A	21,661	711
Prestige Consumer Healthcare Inc, Cl A *	7,289	265
Providence Service Corp/The *	2,343	218
Regeneron Pharmaceuticals Inc *	10,800	6,046
Repro-Med Systems Inc *	16,211	117
Sanofi ADR	61,600	3,091
SeaSpine Holdings Corp *	8,831	126
SIGA Technologies Inc *	50,053	344
Simulations Plus Inc	5,342	403
Stereotaxis Inc *	33,135	119
Translate Bio Inc *	2,271	31
Universal Health Services Inc, Cl B *	50,500	5,405
Vapotherm Inc *	10,626	308
Viemed Healthcare Inc *	34,170	295
Vocera Communications Inc *	11,252	327
West Pharmaceutical Services Inc	30,856	8,482

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
XBiotech Inc *(A)	9,287	$177

		248,187

Industrials — 9.4%
3M Co	65,100	10,428
Acacia Research Corp *	6,579	23
Allison Transmission Holdings Inc	215,300	7,566
Alpha Pro Tech Ltd *(A)	27,145	401
BWX Technologies Inc, Cl W	20,288	1,142
Carlisle Cos Inc	33,916	4,150
Carrier Global Corp	66,500	2,031
CH Robinson Worldwide Inc	78,490	8,021
CoStar Group Inc *	10,064	8,539
CSW Industrials Inc	4,803	371
Cummins Inc	31,600	6,673
Expeditors International of Washington Inc	81,048	7,337
Exponent Inc	5,460	393
Fastenal Co, Cl A	217,957	9,828
Federal Signal Corp	11,883	348
General Dynamics Corp	43,800	6,063
Graco Inc	26,977	1,655
Heartland Express Inc	14,256	265
Huntington Ingalls Industries Inc, Cl A	37,800	5,320
IHS Markit Ltd	66,432	5,216
Lindsay Corp	320	31
Lockheed Martin Corp	13,700	5,251
Marten Transport Ltd	16,194	264
Miller Industries Inc/TN	2,075	63
Northrop Grumman Corp	37,500	11,831
Old Dominion Freight Line Inc, Cl A	25,669	4,644
Omega Flex Inc	492	77
Orion Energy Systems Inc *	7,690	58
Otis Worldwide Corp	33,250	2,076
PAE Inc *	8,755	74
Parsons Corp *	12,255	411
Proto Labs Inc *	3,057	396
Red Violet Inc *(A)	8,567	158
Republic Services Inc	121,200	11,314
Resources Connection Inc	3,086	36
Robert Half International Inc	44,297	2,345
Rollins Inc	71,452	3,872
Snap-on Inc	44,000	6,474
Toro Co/The	30,703	2,578
Upwork Inc *	22,247	388
Waste Management Inc	96,600	10,932
Watsco Inc	18,902	4,402
Werner Enterprises Inc	9,053	380

		153,825

Information Technology — 14.3%
A10 Networks Inc *	12,302	78
Acacia Communications Inc *	13,136	885
Amdocs Ltd	565,308	32,454

SEI Institutional Managed Trust / Annual Report / September 30, 2020	3

SCHEDULE OF INVESTMENTS

September 30, 2020

U.S. Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Apple Inc	42,000	$4,864
Arista Networks Inc *	19,088	3,950
Avnet Inc	87,000	2,248
Blackline Inc *	4,494	403
Booz Allen Hamilton Holding Corp, Cl A	34,627	2,873
Box Inc, Cl A *	29,143	506
Brightcove Inc *	9,302	95
CACI International Inc, Cl A *	27,200	5,798
Calix Inc *	13,197	235
Canon Inc ADR (A)	130,800	2,170
CDK Global Inc	136,700	5,959
Cisco Systems Inc	537,800	21,184
CommVault Systems Inc *	9,425	385
CSG Systems International Inc	8,252	338
DocuSign Inc, Cl A *	23,486	5,055
Dropbox Inc, Cl A *	132,925	2,560
F5 Networks Inc, Cl A *	90,931	11,164
Five9 Inc *	1,188	154
GSI Technology Inc *	3,212	18
Intel Corp	503,100	26,050
Intelligent Systems Corp *	6,191	241
International Business Machines Corp	133,800	16,279
Intevac Inc *	8,579	47
J2 Global Inc *	4,645	322
Jack Henry & Associates Inc	38,425	6,248
Juniper Networks Inc	447,700	9,626
MAXIMUS Inc	5,235	358
MicroStrategy Inc, Cl A *	2,212	333
Mitek Systems Inc *	33,320	424
MobileIron Inc *	40,908	287
Napco Security Technologies Inc *	14,395	338
National Instruments Corp	7,314	261
NETGEAR Inc *	13,063	403
NIC Inc	17,522	345
Oracle Corp, Cl B	602,380	35,962
Progress Software Corp	9,624	353
Qualys Inc *	3,601	353
ServiceNow Inc *	14,265	6,919
SPS Commerce Inc *	6,032	470
Telenav Inc *	4,977	18
Tucows Inc, Cl A *	1,145	79
Western Union Co/The	715,900	15,342
Zoom Video Communications Inc, Cl A *	12,599	5,923
Zscaler Inc *	29,854	4,200

		234,557

Materials — 3.4%
AptarGroup Inc	59,933	6,784
Balchem Corp	5,137	502
Ball Corp	13,023	1,083
Berry Global Group Inc *	176,512	8,529
Linde PLC	33,474	7,971
Materion Corp	3,322	173

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
NewMarket Corp	15,308	$5,240
Novagold Resources Inc *	28,770	342
Ranpak Holdings Corp, Cl A *	15,327	146
Royal Gold Inc, Cl A	18,368	2,207
Sealed Air Corp	165,200	6,411
Sensient Technologies Corp	6,142	355
Silgan Holdings Inc	165,800	6,096
Sonoco Products Co	158,700	8,105
Stepan Co	2,709	295
Valvoline Inc	71,513	1,362

		55,601

Real Estate — 1.3%
Americold Realty Trust ‡	37,706	1,348
Brandywine Realty Trust ‡	343,400	3,551
Easterly Government Properties Inc ‡	8,722	195
eXp World Holdings Inc *‡	7,254	293
Forestar Group Inc *‡	5,874	104
Gladstone Land Corp ‡	8,197	123
Iron Mountain Inc ‡	146,700	3,930
Piedmont Office Realty Trust, Cl A ‡	273,000	3,705
PS Business Parks Inc ‡	2,501	306
Retail Properties of America Inc, Cl A ‡	49,500	287
St Joe Co/The *‡	19,963	412
Tejon Ranch Co *‡	4,258	60
Terreno Realty Corp ‡	9,292	509
VEREIT Inc ‡	907,500	5,899

		20,722

Utilities — 5.4%
American States Water Co	4,753	356
Artesian Resources Corp, Cl A	797	27
Atlantic Power Corp *	112,626	221
Avista Corp	8,933	305
Cadiz Inc *(A)	27,242	271
California Water Service Group, Cl A	5,294	230
Chesapeake Utilities Corp	559	47
Consolidated Water Co Ltd	1,589	17
DTE Energy Co	89,500	10,296
Duke Energy Corp	55,200	4,888
Entergy Corp	176,000	17,341
Evergy Inc	316,600	16,090
Exelon Corp	520,300	18,606
Genie Energy Ltd, Cl B	13,918	111
Hawaiian Electric Industries Inc	132,783	4,414
MDU Resources Group Inc	18,639	419
MGE Energy Inc	4,830	303
NextEra Energy Inc	17,203	4,775
ONE Gas Inc	570	39
Public Service Enterprise Group Inc	139,100	7,638
Pure Cycle Corp *	10,354	93
Southwest Gas Holdings Inc	4,052	256
Spark Energy Inc, Cl A	11,425	95

4	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

U.S. Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Spire	5,701	$303
Unitil Corp	2,760	107
Vistra Corp	16,855	318

		87,566

Total Common Stock (Cost $1,416,901) ($ Thousands)		1,601,803

AFFILIATED PARTNERSHIP — 0.8%
SEI Liquidity Fund, L.P.
0.100% **†(B)	13,090,833	13,094

Total Affiliated Partnership (Cost $13,094) ($ Thousands)		13,094

CASH EQUIVALENT — 1.9%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	31,665,530	31,666

Total Cash Equivalent (Cost $31,666) ($ Thousands)		31,666

Total Investments in Securities — 100.6% (Cost $1,461,661) ($ Thousands)		$1,646,563

A list of the open futures contracts held by the Fund at September 30, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI	106	Dec-2020	$17,615	$17,765	$150

Percentages are based on a Net Assets of $1,636,825 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2020 (see Note 10). The total market value of securities on loan at September 30, 2020, was $12,727 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2020 was $13,094 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P — Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,601,803	–	–	1,601,803
Affiliated Partnership	–	13,094	–	13,094
Cash Equivalent	31,666	–	–	31,666

Total Investments in Securities	1,633,469	13,094	–	1,646,563

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	150	–	–	150

Total Other Financial Instruments	150	–	–	150

*	Futures contracts are valued at the unrealized appreciation on the instrument.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	5

SCHEDULE OF INVESTMENTS

September 30, 2020

U.S. Managed Volatility Fund (Continued)

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$—	$40,671	$(27,577)	$—	$—	$13,094	13,090,833	$48	$—
SEI Daily Income Trust, Government Fund, Cl F	44,041	498,027	(510,402)	—	—	31,666	31,665,530	322	—

Totals	$44,041	$538,698	$(537,979)	$—	$—	$44,760		$370	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

6	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Global Managed Volatility Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.7%
Australia — 1.7%
Coles Group Ltd	237,342	$2,903
Dacian Gold Ltd *	34,383	8
Evolution Mining Ltd	772,453	3,193
Newcrest Mining Ltd	461,027	10,333
Regis Resources Ltd	372,623	1,342

		17,779

Austria — 0.1%
Agrana Beteiligungs AG	9,646	186
EVN AG	12,019	201
Oberbank AG	81	8
Telekom Austria AG, Cl A	44,848	317

		712

Belgium — 0.2%
Colruyt SA	40,360	2,619

Canada — 3.8%
Alimentation Couche-Tard Inc, Cl B	22,800	792
Atco Ltd/Canada, Cl I	2,993	86
B2Gold Corp	569,877	3,699
Barrick Gold Corp	118,300	3,312
BCE Inc	161,380	6,693
Centerra Gold Inc	370,402	4,295
Dundee Precious Metals Inc	87,500	625
Empire Co Ltd, Cl A	63,156	1,827
George Weston Ltd	62,221	4,561
Hydro One Ltd	59,100	1,249
Kinross Gold Corp	353,200	3,107
Kirkland Lake Gold Ltd	16,200	788
Loblaw Cos Ltd	78,026	4,073
Metro Inc/CN, Cl A	49,900	2,387
North West Co Inc/The (A)	18,600	507
Osisko Gold Royalties Ltd	93,140	1,098
Torex Gold Resources Inc *	28,674	404
Wheaton Precious Metals Corp	3,800	186
Yamana Gold Inc	70,565	400

		40,089

Denmark — 1.5%
Carlsberg A/S, Cl B	38,598	5,202
Coloplast A/S, Cl B	31,152	4,918
Genmab A/S *	3,227	1,169
Novo Nordisk A/S, Cl B	66,622	4,606

		15,895

Finland — 0.3%
Kesko Oyj, Cl B	10,644	274
Orion Oyj, Cl B	72,373	3,271

		3,545

France — 1.2%
BioMerieux	12,404	1,944
Danone SA	36,173	2,336

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Eurofins Scientific SE	1,140	$900
Eutelsat Communications SA	47,207	461
Orange SA	150,719	1,569
Sanofi	28,610	2,861
Sartorius Stedim Biotech	2,979	1,028
SEB SA	1,345	219
Veolia Environnement SA	40,666	877

		12,195

Germany — 1.4%
Beiersdorf AG	5,038	571
Deutsche Telekom AG	560,206	9,365
Knorr-Bremse AG	23,180	2,734
McKesson Europe AG *	874	27
Scout24	19,046	1,662
Zalando SE *	5,093	477

		14,836

Hong Kong — 1.7%
CITIC Telecom International Holdings	317,000	102
CLP Holdings Ltd, Cl B	853,156	7,953
HK Electric Investments & HK Electric
Investments Ltd	1,036,500	1,071
HKT Trust & HKT Ltd	3,509,000	4,664
Langham Hospitality Investments and
Langham Hospitality Investments Ltd ‡	425,500	52
Miramar Hotel & Investment	49,000	82
Pacific Century Premium Developments *‡	73,872	19
PCCW Ltd	684,000	409
Power Assets Holdings Ltd	83,500	440
Regal Hotels International Holdings Ltd	310,000	115
VTech Holdings Ltd	16,400	102
WH Group Ltd	3,363,000	2,752

		17,761

Israel — 1.3%
Bank Hapoalim BM	161,603	867
Bank Leumi Le-Israel BM	1,062,319	4,699
Check Point Software Technologies Ltd *	34,882	4,198
FIBI Holdings Ltd	1,678	38
Isracard Ltd	5	–
Israel Discount Bank Ltd, Cl A	1,018,907	2,758
Nice Ltd *	1,400	318
Radware Ltd *	17,279	419
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd	3,215	222
Shufersal Ltd	18,081	142

		13,661

Italy — 0.5%
A2A SpA	879,574	1,280
DiaSorin SpA	3,646	734
Hera SpA	700,276	2,588
Iren SpA	469,415	1,208

SEI Institutional Managed Trust / Annual Report / September 30, 2020	1

SCHEDULE OF INVESTMENTS

September 30, 2020

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Orsero SpA *	4,244	$30

		5,840

Japan — 9.6%
Aeon Hokkaido Corp	41,700	346
Ahjikan Co Ltd	2,176	16
Araya Industrial Co Ltd	2,600	29
Arcs Co Ltd	11,200	287
Atsugi Co Ltd	11,750	63
Axial Retailing	3,600	169
Belc Co Ltd	2,200	163
Calbee Inc	9,200	303
Can Do Co Ltd	4,000	82
Cawachi Ltd	8,100	225
C’BON COSMETICS Co Ltd	1,100	21
Chugoku Electric Power Co Inc/The	49,092	614
Cosmos Pharmaceutical Corp	14,500	2,525
Create Medic Co Ltd	5,677	59
Create SD Holdings Co Ltd	7,000	245
DCM Holdings Co Ltd	44,000	605
DyDo Group Holdings Inc (A)	26,390	1,337
Earth Chemical	14,000	1,040
FALCO HOLDINGS Co Ltd	2,200	33
Fujicco	3,100	61
Fujitsu Ltd	9,600	1,313
Fujiya Co Ltd	19,300	441
G-7 Holdings Inc, Cl 7	3,034	74
Hitachi Ltd	569	19
Hokkaido Gas Co Ltd	5,200	76
Hokuto Corp	14,800	315
Itochu-Shokuhin Co Ltd	2,003	107
Japan Oil Transportation Co Ltd	2,100	54
Japan Post Holdings Co Ltd	261,800	1,780
Japan Tobacco Inc	160,200	2,920
Kaken Pharmaceutical Co Ltd	2,700	124
Kakiyasu Honten Co Ltd	6,931	172
Kameda Seika Co Ltd	600	31
Kato Sangyo Co Ltd	29,100	1,042
KDDI Corp	330,800	8,335
King Jim Co Ltd	13,600	117
Kohnan Shoji Co Ltd	4,646	181
Kyokuyo Co Ltd	5,100	135
KYORIN Holdings Inc	104,700	2,121
Life Corp	12,400	572
Lion Corp	70,700	1,454
Marubeni Corp	36,900	209
McDonald’s Holdings Co Japan Ltd	3,300	160
Medipal Holdings Corp	99,700	1,996
Ministop Co Ltd	4,700	66
Mitsubishi Shokuhin Co Ltd	6,000	158
Miyoshi Oil & Fat Co Ltd	16,300	182
Mizuho Financial Group Inc	69,140	863
Mochida Pharmaceutical Co Ltd	6,100	241

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Morozoff Ltd	600	$35
MS&AD Insurance Group Holdings Inc	19,100	512
Musashi Co Ltd	2,400	49
Natori Co Ltd	500	10
Nihon Chouzai Co Ltd	3,500	57
Nintendo Co Ltd	7,700	4,369
Nippon BS Broadcasting Corp	1,700	19
Nippon Flour Mills Co Ltd	93,534	1,538
Nippon Kanzai Co Ltd	10,306	195
Nippon Telegraph & Telephone Corp	397,200	8,091
Nisshin Oillio Group Ltd/The	21,352	645
Nissin Foods Holdings Co Ltd	2,400	226
Nissui Pharmaceutical Co Ltd	1,600	17
NJS Co Ltd	2,600	48
NTT DOCOMO Inc	337,100	12,423
Okinawa Cellular Telephone Co	800	31
Okinawa Electric Power Co Inc/The	64,717	1,012
Oracle Corp Japan	29,500	3,179
OUG Holdings Inc (A)	3,000	79
San Holdings Inc	3,800	47
San-A Co Ltd, Cl A	6,400	282
Secom Co Ltd	8,100	741
Seven & i Holdings Co Ltd	61,200	1,891
Shofu Inc	2,500	34
Showa Sangyo Co Ltd (A)	9,700	323
SKY Perfect JSAT Holdings Inc	20,400	89
Softbank Corp	1,211,200	13,531
Starts Proceed Investment Corp, Cl A ‡	147	289
Step Co Ltd	4,400	67
Sugi Holdings Co Ltd	32,400	2,289
Sundrug Co Ltd	51,400	1,936
Toho Holdings Co Ltd	53,700	1,158
Tokyo Electric Power Co Holdings Inc *	488,500	1,343
Toyo Suisan Kaisha Ltd	8,800	465
Trend Micro Inc/Japan	11,900	726
Tsukada Global Holdings Inc	7,400	19
Tsuruha Holdings Inc	27,500	3,895
Unicafe Inc *	6,400	64
Unicharm Corp	29,300	1,313
United Super Markets Holdings Inc (A)	31,000	374
Valor Holdings Co Ltd	10,400	287
Vital KSK Holdings Inc	67,400	698
Welcia Holdings Co Ltd	70,000	3,069
Wowow Inc	724	19
Yamatane Corp	2,200	28
Yaoko Co Ltd	6,100	453
Yashima Denki Co Ltd	713	7

		101,453

Netherlands — 1.4%
Adyen NV *	1,029	1,896

2	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Koninklijke Ahold Delhaize NV	446,803	$13,237

		15,133

New Zealand — 0.8%
a2 Milk Co Ltd *	51,996	528
Argosy Property Ltd ‡	136,494	123
Contact Energy Ltd	650,561	2,887
EBOS Group Ltd	8,368	136
Fisher & Paykel Healthcare Corp Ltd	55,767	1,224
Goodman Property Trust ‡	97,407	151
Mercury NZ Ltd	95,719	324
Property for Industry Ltd ‡	69,415	123
Sanford Ltd/NZ	10,470	39
Spark New Zealand Ltd	617,256	1,929
Stride Property Group ‡	46,042	64
Trustpower Ltd	30,153	143
Vector Ltd	94,500	269
Warehouse Group Ltd/The	38,887	56

		7,996

Norway — 1.5%
Olav Thon Eiendomsselskap ASA ‡	1,713	26
Orkla ASA	1,274,083	12,819
Telenor ASA	202,726	3,387

		16,232

Portugal — 0.1%
Jeronimo Martins SGPS SA	14,567	235
REN - Redes Energeticas Nacionais SGPS SA	426,813	1,185

		1,420

Singapore — 0.4%
Dairy Farm International Holdings Ltd	20,800	79
Fraser and Neave Ltd	20,400	18
Sheng Siong Group Ltd	753,374	892
Singapore Exchange Ltd	289,497	1,948
SPH REIT ‡	107,903	70
Venture Corp Ltd	56,480	799

		3,806

Spain — 0.2%
Iberdrola SA	177,583	2,180

Sweden — 2.1%
Axfood AB	306,146	7,019
Essity AB, Cl B	52,440	1,770
Evolution Gaming Group	30,389	2,018
ICA Gruppen AB (A)	231,259	11,771

		22,578

Switzerland — 4.9%
AEVIS VICTORIA SA	1,870	26
Allreal Holding AG, Cl A ‡	17,384	3,760
BKW AG	11,715	1,251
EMS-Chemie Holding AG	179	161
Intershop Holding AG ‡	178	116

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Logitech International SA	62,098	$4,801
Nestle SA	68,221	8,121
Novartis AG	102,623	8,919
Orior AG	1,804	144
Plazza AG ‡	133	41
PSP Swiss Property AG ‡	18,276	2,220
Roche Holding AG	29,133	10,004
Schindler Holding AG	7,415	2,027
Sonova Holding AG	321	81
Swisscom AG	18,237	9,680
TX Group AG	491	35
Varia US Properties AG ‡	560	24
Vifor Pharma AG	1,028	140
Zug Estates Holding AG, Cl B ‡	3	6

		51,557

United Kingdom — 2.5%
Britvic PLC	359,044	3,820
GlaxoSmithKline PLC	276,139	5,176
Hikma Pharmaceuticals PLC	30,473	1,020
J Sainsbury PLC	1,960,187	4,830
Liberty Global PLC, Cl C *	145,065	2,979
Severn Trent PLC	2,065	65
Tate & Lyle PLC	167,707	1,442
Unilever PLC	43,018	2,653
Wm Morrison Supermarkets PLC	2,062,858	4,527

		26,512

United States — 59.5%

Communication Services — 4.5%
Activision Blizzard Inc	42,770	3,462
AT&T Inc	293,180	8,359
ATN International Inc	5,459	274
Comcast Corp, Cl A	210,633	9,744
Electronic Arts Inc *	2,143	279
Facebook Inc, Cl A *	14,409	3,774
Fox Corp	47,604	1,331
John Wiley & Sons Inc, Cl A	21,827	692
Liberty Media Corp-Liberty SiriusXM *	4,532	150
Marcus Corp/The *	12,815	99
News Corp, Cl A	105,562	1,480
Omnicom Group Inc	48,405	2,396
Reading International Inc, Cl A *	9,570	31
Scholastic Corp, Cl B	53,176	1,116
Take-Two Interactive Software Inc, Cl A *	10,277	1,698
Telephone and Data Systems Inc	73,980	1,364
Verizon Communications Inc	209,891	12,486

		48,735

Consumer Discretionary — 3.7%
Acushnet Holdings Corp	23,892	803
Amazon.com Inc, Cl A *	821	2,585
American Public Education Inc *	2,618	74
Columbia Sportswear Co *	17,825	1,550

SEI Institutional Managed Trust / Annual Report / September 30, 2020	3

SCHEDULE OF INVESTMENTS

September 30, 2020

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Dollar General Corp	53,177	$11,147
Dollar Tree Inc *	30,392	2,776
Domino’s Pizza Inc	11,360	4,831
eBay Inc	25,241	1,315
Genuine Parts Co	38,308	3,646
Graham Holdings Co, Cl B	1,966	794
Haverty Furniture Cos Inc	2,782	58
Johnson Outdoors Inc, Cl A	2,547	209
Lowe’s Cos Inc	7,476	1,240
Lululemon Athletica Inc *	9,057	2,983
Target Corp, Cl A	30,630	4,822

		38,833

Consumer Staples — 13.7%
Archer-Daniels-Midland Co	29,351	1,365
Campbell Soup Co	94,791	4,585
Casey’s General Stores Inc	35,119	6,239
Central Garden & Pet Co, Cl A *	21,781	787
Church & Dwight Co Inc	81,755	7,661
Clorox Co/The	65,211	13,705
Coca-Cola Co/The	17,071	843
Colgate-Palmolive Co	150,909	11,643
Costco Wholesale Corp	45,630	16,199
Flowers Foods Inc	68,838	1,675
General Mills Inc	71,200	4,392
Hershey Co/The	13,773	1,974
Hormel Foods Corp	57,138	2,793
Ingles Markets Inc, Cl A	4,921	187
Inter Parfums Inc *	2,427	91
J & J Snack Foods Corp	9,922	1,294
J M Smucker Co/The	22,006	2,542
John B Sanfilippo & Son Inc	10,031	756
Kellogg Co	17,975	1,161
Kimberly-Clark Corp	77,748	11,480
Kroger Co/The	369,716	12,537
Lancaster Colony Corp	21,609	3,864
Oil-Dri Corp of America	877	31
PepsiCo Inc	54,023	7,488
Procter & Gamble Co/The	61,172	8,502
Reynolds Consumer Products Inc	7,762	238
Sprouts Farmers Market Inc *	57,204	1,197
USANA Health Sciences Inc *	34,304	2,526
Village Super Market Inc, Cl A	1,246	31
Walgreens Boots Alliance Inc	106,829	3,837
Walmart Inc	83,892	11,737
WD-40 Co	9,756	1,847
Weis Markets Inc	3,411	164

		145,371

Financials — 1.7%
1st Source Corp	2,629	81
American Business Bank *	1,245	28
Associated Banc-Corp	24,808	313

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
BancFirst Corp	557	$23
Bank of Hawaii Corp	7,255	366
BankFinancial Corp	10,739	78
Bankwell Financial Group Inc	905	13
Banner Corp	7,605	245
BlackRock TCP Capital Corp	135,830	1,332
Bridge Bancorp Inc	2,935	51
Brookline Bancorp Inc, Cl A	3,395	29
Bryn Mawr Bank Corp	1,455	36
Camden National Corp	4,215	127
Capital City Bank Group Inc	1,376	26
Carter Bank & Trust *	2,566	17
CBTX Inc	7,333	120
Central Pacific Financial Corp	47,503	645
Columbia Financial Inc *	32,634	362
Commerce Bancshares Inc/MO	22,837	1,285
ESSA Bancorp Inc	1,559	19
Farmers National Banc Corp	6,864	75
Fidus Investment Corp	10,855	107
Financial Institutions Inc	2,504	39
First Busey Corp	1,426	23
First Choice Bancorp	528	7
Flagstar Bancorp Inc	20,474	607
Globe Life Inc	34,915	2,790
Great Southern Bancorp Inc	2,430	88
HarborOne Bancorp Inc	51,049	412
HBT Financial Inc	1,681	19
Hilltop Holdings Inc	2,840	58
HomeTrust Bancshares Inc	9,115	124
Independent Bank Corp/MI	23,654	297
Kearny Financial Corp/MD	96,044	692
Lakeland Bancorp Inc	13,557	135
Macatawa Bank Corp	8,235	54
Mercantile Bank Corp	1,203	22
Meridian Bancorp Inc	32,046	332
National Bank Holdings Corp, Cl A	7,131	187
National Western Life Group Inc, Cl A	1,112	203
NBT Bancorp Inc	3,677	99
Northfield Bancorp Inc	5,733	52
Northwest Bancshares Inc	140,116	1,289
PCB Bancorp	4,263	37
PCSB Financial Corp	1,533	18
Preferred Bank/Los Angeles CA	5,434	175
Progressive Corp/The	7,236	685
Provident Financial Services Inc	23,073	281
Sierra Bancorp	2,169	36
Sixth Street Specialty Lending Inc	4,114	71
Solar Capital Ltd	5,619	89
Solar Senior Capital Ltd	1,301	16
Southside Bancshares Inc	1,230	30
Stock Yards Bancorp Inc	5,526	188
Territorial Bancorp Inc	3,073	62

4	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
TriCo Bancshares	8,446	$207
Trustmark Corp	36,740	787
UMB Financial Corp	763	37
Washington Federal Inc	65,899	1,375
Washington Trust Bancorp Inc	1,200	37
Waterstone Financial Inc	33,141	513
Westamerica BanCorp	3,138	171

		17,722

Health Care — 17.4%
AbbVie Inc	38,791	3,398
Agilent Technologies Inc	13,326	1,345
Alkermes PLC *	4,362	72
Amgen Inc, Cl A	31,630	8,039
Anika Therapeutics Inc *	1,403	50
Anthem Inc	14,644	3,933
Biogen Inc *	31,869	9,041
Bio-Rad Laboratories Inc, Cl A *	14,053	7,244
Bristol-Myers Squibb Co	6,365	384
Bruker Corp	12,536	498
Cerner Corp	94,334	6,819
Chemed Corp	22,030	10,582
Computer Programs and Systems Inc	16,097	444
CVS Health Corp	43,386	2,534
Danaher Corp, Cl A	27,760	5,978
DaVita Inc *	10,206	874
DexCom Inc *	3,263	1,345
Eagle Pharmaceuticals Inc/DE *	5,222	222
Eli Lilly and Co	33,277	4,926
Enanta Pharmaceuticals Inc *	8,886	407
Encompass Health Corp	111,789	7,264
Gilead Sciences Inc	138,462	8,749
Hanger Inc *	6,034	95
HCA Healthcare Inc *	14,596	1,820
Henry Schein Inc *	26,771	1,574
Hill-Rom Holdings Inc	11,182	934
Hologic Inc *	31,393	2,087
Humana Inc	18,058	7,474
IDEXX Laboratories Inc *	3,992	1,569
Jazz Pharmaceuticals PLC *	3,612	515
Johnson & Johnson	79,844	11,887
Luminex Corp	27,189	714
Medtronic PLC	46,741	4,857
Merck & Co Inc	70,841	5,876
Mettler-Toledo International Inc *	3,952	3,817
National HealthCare Corp	13,824	861
NextGen Healthcare Inc *	4,798	61
Orthofix Medical Inc *	23,077	719
PerkinElmer Inc	33,561	4,212
Pfizer Inc	263,380	9,666
Phibro Animal Health Corp, Cl A	15,377	268
Prestige Consumer Healthcare Inc, Cl A *	53,543	1,950
Quest Diagnostics Inc	41,572	4,760

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Regeneron Pharmaceuticals Inc *	8,632	$4,832
STERIS PLC	21,775	3,837
Thermo Fisher Scientific Inc	8,237	3,637
United Therapeutics Corp *	41,696	4,211
Universal Health Services Inc, Cl B	64,722	6,927
Vertex Pharmaceuticals Inc *	16,045	4,366
Waters Corp *	11,616	2,273
West Pharmaceutical Services Inc	16,838	4,629

		184,576

Industrials — 3.4%
Brady Corp, Cl A	40,324	1,614
CH Robinson Worldwide Inc	43,904	4,487
EMCOR Group Inc	3,503	237
Ennis Inc	25,079	437
Expeditors International of Washington Inc	72,709	6,582
Herman Miller Inc	7,188	217
JB Hunt Transport Services Inc	29,196	3,690
Lennox International Inc	6,103	1,664
Lockheed Martin Corp	14,075	5,395
Northrop Grumman Corp	9,110	2,874
Old Dominion Freight Line Inc, Cl A	2,923	529
Robert Half International Inc	27,610	1,462
Rollins Inc	72,926	3,952
Steelcase Inc, Cl A	29,982	303
TrueBlue Inc *	21,354	331
United Parcel Service Inc, Cl B	12,730	2,121

		35,895

Information Technology — 10.6%
ADTRAN Inc	28,376	291
Advanced Micro Devices Inc *	10,037	823
Agilysys Inc *	5,251	127
Akamai Technologies Inc *	2,509	277
Amdocs Ltd	108,249	6,215
Apple Inc	27,427	3,176
Arista Networks Inc *	11,746	2,431
Arrow Electronics Inc, Cl A *	10,010	787
CACI International Inc, Cl A *	10,686	2,278
Calix Inc *	37,559	668
Ciena Corp *	71,240	2,827
Cisco Systems Inc	205,947	8,112
Citrix Systems Inc	92,529	12,742
CommVault Systems Inc *	24,322	992
CSG Systems International Inc	20,554	842
Daktronics Inc *	10,459	41
Dropbox Inc, Cl A *	7,560	146
EchoStar Corp, Cl A *	26,992	672
F5 Networks Inc, Cl A *	55,477	6,811
Insight Enterprises Inc *	2,844	161
Intuit Inc	20,266	6,611
J2 Global Inc *	39,631	2,743
Juniper Networks Inc	326,774	7,026

SEI Institutional Managed Trust / Annual Report / September 30, 2020	5

SCHEDULE OF INVESTMENTS

September 30, 2020

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
MAXIMUS Inc	19,738	$1,350
Microsoft Corp	52,802	11,106
MicroStrategy Inc, Cl A *	8,637	1,300
Model N Inc *	1,912	67
Motorola Solutions Inc	26,022	4,080
NetApp Inc	8,364	367
NetScout Systems Inc *	66,564	1,453
NortonLifeLock Inc	125,524	2,616
Oracle Corp, Cl B	142,368	8,499
Palo Alto Networks Inc *	9,475	2,319
Progress Software Corp	42,336	1,553
QAD Inc, Cl A	9,855	416
ScanSource Inc *	3,266	65
SPS Commerce Inc *	5,695	443
Sykes Enterprises Inc *	28,022	959
Synopsys Inc *	4,871	1,042
Teradyne Inc	34,275	2,723
Viavi Solutions Inc *	103,475	1,214
Zoom Video Communications Inc, Cl A *	6,855	3,223

		111,594

Materials — 2.5%
Kaiser Aluminum Corp	14,801	793
Materion Corp	39,177	2,038
Newmont Corp	139,732	8,866
Reliance Steel & Aluminum Co	57,596	5,877
Royal Gold Inc, Cl A	57,131	6,866
Silgan Holdings Inc	40,169	1,477
SSR Mining *	32,816	613

		26,530

Real Estate — 0.0%
CTO Realty Growth Inc ‡	905	40

Utilities — 2.0%
Alliant Energy Corp	68,107	3,518
American Electric Power Co Inc	32,389	2,647
Avista Corp	34,613	1,181
Consolidated Edison Inc	37,878	2,947
Hawaiian Electric Industries Inc	143,007	4,754

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
MDU Resources Group Inc	32,007	$720
NextEra Energy Inc	12,432	3,451
Otter Tail Corp	1,428	52
PPL Corp	29,631	806

		20,076

Total Common Stock (Cost $929,782) ($ Thousands)		1,023,171

PREFERRED STOCK — 0.5%

Germany — 0.5%
Henkel AG & Co KGaA (B)	46,770	4,889

Total Preferred Stock (Cost $4,723) ($ Thousands)		4,889

AFFILIATED PARTNERSHIP — 1.1%
SEI Liquidity Fund, L.P.
0.100% **†(C)	11,888,904	11,893

Total Affiliated Partnership (Cost $11,893) ($ Thousands)		11,893

CASH EQUIVALENT — 1.4%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	15,236,482	15,236

Total Cash Equivalent (Cost $15,236) ($ Thousands)		15,236

Total Investments in Securities — 99.8% (Cost $961,634) ($ Thousands)		$1,055,189

A list of the open futures contracts held by the Fund at September 30, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Euro STOXX 50	46	Dec-2020	$1,791	$1,723	$ (51)
FTSE 100 Index	10	Dec-2020	767	755	(16)
Hang Seng Index	2	Nov-2020	300	302	2
S&P 500 Index E-MINI	51	Dec-2020	8,486	8,548	62
SPI 200 Index	4	Dec-2020	424	416	(6)
TOPIX Index	7	Dec-2020	1,072	1,078	1

			$12,840	$12,822	$ (8)

6	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Global Managed Volatility Fund (Continued)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2020, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	10/19/20	USD	23	SGD	32	$—
Brown Brothers Harriman	10/19/20	USD	4	SGD	6	—
Brown Brothers Harriman	10/19/20	USD	38	NZD	59	—
Brown Brothers Harriman	10/19/20	USD	119	NZD	178	(1)
Brown Brothers Harriman	10/19/20	USD	55	NOK	522	1
Brown Brothers Harriman	10/19/20	USD	161	NOK	1,490	(2)
Brown Brothers Harriman	10/19/20	USD	188	DKK	1,196	1
Brown Brothers Harriman	10/19/20	USD	58	DKK	365	(1)
Brown Brothers Harriman	10/19/20	USD	52	SEK	468	1
Brown Brothers Harriman	10/19/20	USD	216	SEK	1,912	(3)
Brown Brothers Harriman	10/19/20	USD	329	HKD	2,551	—
Brown Brothers Harriman	10/19/20	USD	14	HKD	110	—
Brown Brothers Harriman	10/19/20	USD	69	AUD	98	2
Brown Brothers Harriman	10/19/20	USD	356	AUD	494	(2)
Brown Brothers Harriman	10/19/20	USD	183	CAD	245	1
Brown Brothers Harriman	10/19/20	USD	334	CAD	444	(2)
Brown Brothers Harriman	10/19/20	USD	368	GBP	289	5
Brown Brothers Harriman	10/19/20	USD	154	GBP	119	—
Brown Brothers Harriman	10/19/20	USD	554	CHF	511	3
Brown Brothers Harriman	10/19/20	USD	78	CHF	71	(1)
Brown Brothers Harriman	10/19/20	USD	815	EUR	697	3
Brown Brothers Harriman	10/19/20	USD	249	EUR	210	(2)
Brown Brothers Harriman	10/19/20	SGD	1,304	USD	960	5
Brown Brothers Harriman	10/19/20	SGD	28	USD	21	—
Brown Brothers Harriman	10/19/20	USD	1,938	JPY	203,408	(10)
Brown Brothers Harriman	10/19/20	NZD	7,056	USD	4,764	100
Brown Brothers Harriman	10/19/20	NZD	193	USD	127	(1)
Brown Brothers Harriman	10/19/20	GBP	9,872	USD	12,840	78
Brown Brothers Harriman	10/19/20	GBP	267	USD	341	(3)
Brown Brothers Harriman	10/19/20	AUD	21,233	USD	15,567	350
Brown Brothers Harriman	10/19/20	AUD	528	USD	375	(4)
Brown Brothers Harriman	10/19/20	CAD	22,240	USD	16,881	230
Brown Brothers Harriman	10/19/20	CAD	595	USD	444	(1)
Brown Brothers Harriman	10/19/20	CHF	23,639	USD	26,044	298
Brown Brothers Harriman	10/19/20	CHF	526	USD	569	(4)
Brown Brothers Harriman	10/19/20	EUR	28,982	USD	34,293	298
Brown Brothers Harriman	10/19/20	EUR	523	USD	610	(3)
Brown Brothers Harriman	10/19/20	DKK	50,220	USD	7,987	72
Brown Brothers Harriman	10/19/20	DKK	1,069	USD	168	(1)
Brown Brothers Harriman	10/19/20	HKD	75,636	USD	9,756	(3)
Brown Brothers Harriman	10/19/20	NOK	75,158	USD	8,326	292
Brown Brothers Harriman	10/19/20	NOK	2,166	USD	229	(3)
Brown Brothers Harriman	10/19/20	SEK	96,752	USD	11,008	194
Brown Brothers Harriman	10/19/20	SEK	2,569	USD	285	(2)
Brown Brothers Harriman	10/19/20	JPY	5,477,794	USD	52,258	335
Brown Brothers Harriman	10/19/20	JPY	103,754	USD	982	(1)

						$2,219

SEI Institutional Managed Trust / Annual Report / September 30, 2020	7

SCHEDULE OF INVESTMENTS

September 30, 2020

Global Managed Volatility Fund (Continued)

Percentages are based on Net Assets of $1,057,809 ($ Thousands).

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of September 30, 2020.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2020 (see Note 10). The total market value of securities on loan at September 30, 2020, was $11,118 ($ Thousands).

(B)	There is currently no rate available.
(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2020 was $11,893 ($ Thousands).

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DKK — Danish Krone

EUR — Euro

FTSE— Financial Times Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

L.P. — Limited Partnership

Ltd. — Limited

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLC — Public Limited Company

REIT — Real Estate Investment Trust

S&P— Standard & Poor’s

SGD — Singapore Dollar

SEK — Swedish Krona

SPI — Share Price Index

TOPIX — Tokyo Price Index

USD — U.S. Dollar

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,023,008	163	–	1,023,171
Preferred Stock	4,889	–	–	4,889
Affiliated Partnership	–	11,893	–	11,893
Cash Equivalent	15,236	–	–	15,236

Total Investments in Securities	1,043,133	12,056	–	1,055,189

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	65	–	–	65
Unrealized Depreciation	(73)	–	–	(73)
Forwards Contracts*
Unrealized Appreciation	–	2,269	–	2,269
Unrealized Depreciation	–	(50)	–	(50)

Total Other Financial Instruments	(8)	2,219	–	2,211

*	Futures contracts and forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ —	$78,817	$(66,927)	$3	$ —	$11,893	11,888,904	$58	$—
SEI Daily Income Trust, Government Fund, Cl F	15,286	191,128	(191,178)	—	—	15,236	15,236,481	112	—

Totals	$15,286	$269,945	$(258,105)	$3	$ —	$27,129		$170	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

8	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Managed Managed Volatility Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.3%

Communication Services — 6.2%
Activision Blizzard Inc	40,408	$3,271
Alphabet Inc, Cl A *	520	762
AT&T Inc	361,141	10,296
Comcast Corp, Cl A	15,400	713
Fox Corp	114,905	3,198
John Wiley & Sons Inc, Cl A	60,926	1,932
Madison Square Garden Entertainment Corp *	5,389	369
Madison Square Garden Sports Corp *	5,389	811
New York Times Co/The, Cl A	71,841	3,074
NTT DOCOMO Inc ADR	130,100	4,772
Quebecor Inc, Cl B	40,500	1,010
SK Telecom Co Ltd ADR	129,800	2,910
Take-Two Interactive Software Inc, Cl A *	14,286	2,360
TELUS Corp	160,200	2,810
Verizon Communications Inc	320,851	19,087

		57,375

Consumer Discretionary — 6.5%
Amazon.com Inc, Cl A *	418	1,316
AutoZone Inc *	10,000	11,776
Darden Restaurants Inc	15,105	1,522
Dick’s Sporting Goods Inc	34,895	2,020
Dollar General Corp	8,848	1,855
Dollar Tree Inc *	24,400	2,229
Dunkin’ Brands Group Inc	9,462	775
eBay Inc	140,400	7,315
frontdoor Inc *	40,760	1,586
Graham Holdings Co, Cl B	4,037	1,631
Honda Motor Co Ltd ADR (A)	143,800	3,408
McDonald’s Corp	26,822	5,887
Ollie’s Bargain Outlet Holdings Inc *	28,784	2,514
Target Corp, Cl A	68,000	10,705
Toyota Motor Corp ADR	38,500	5,099
Ulta Beauty Inc *	5,498	1,231

		60,869

Consumer Staples — 14.8%
Altria Group Inc	145,146	5,609
Bunge Ltd	21,955	1,003
Church & Dwight Co Inc	67,706	6,345
Clorox Co/The	23,930	5,029
Coca-Cola Co/The	67,958	3,355
Coca-Cola European Partners PLC	49,400	1,917
Colgate-Palmolive Co	42,209	3,256
Costco Wholesale Corp	21,849	7,756
General Mills Inc	102,310	6,311
Hershey Co/The	33,341	4,779
J M Smucker Co/The	44,277	5,115
Kellogg Co	46,100	2,978
Kimberly-Clark Corp	20,683	3,054
Kraft Heinz Co/The	129,800	3,888

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Kroger Co/The	167,744	$5,688
Lamb Weston Holdings Inc	28,333	1,878
McCormick & Co Inc/MD	40,825	7,924
Metro Inc/CN, Cl A	58,400	2,793
PepsiCo Inc	63,903	8,857
Philip Morris International Inc	34,312	2,573
Procter & Gamble Co/The	12,577	1,748
Sanderson Farms Inc	28,200	3,327
Sysco Corp, Cl A	4,422	275
Tyson Foods Inc, Cl A	183,000	10,885
Walmart Inc	225,208	31,509

		137,852

Energy — 0.3%
Williams Cos Inc/The	118,404	2,327

Financials — 10.9%
Aflac Inc	112,800	4,100
Allstate Corp/The	65,446	6,161
American Financial Group Inc/OH	41,500	2,780
Assurant Inc	10,566	1,282
Bank of America Corp	81,537	1,964
Berkshire Hathaway Inc, Cl B *	64,800	13,798
Cboe Global Markets Inc	55,379	4,859
Chubb Ltd	12,399	1,440
CME Group Inc	23,391	3,913
Cullen/Frost Bankers Inc	10,482	670
Everest Re Group Ltd	39,096	7,723
Hanover Insurance Group Inc/The, Cl A	31,900	2,972
LPL Financial Holdings Inc	11,409	875
MarketAxess Holdings Inc	5,642	2,717
MGIC Investment Corp	141,647	1,255
Morningstar Inc, Cl A	21,864	3,512
National Bank of Canada	54,700	2,708
Progressive Corp/The	115,800	10,963
RenaissanceRe Holdings Ltd	69,181	11,743
TFS Financial Corp	149,986	2,203
Travelers Cos Inc/The	83,472	9,031
US Bancorp	33,210	1,191
Virtu Financial Inc, Cl A	55,929	1,287
White Mountains Insurance Group Ltd	2,847	2,218

		101,365

Health Care — 18.9%
AbbVie Inc	53,300	4,669
ABIOMED Inc *	10,381	2,876
Alexion Pharmaceuticals Inc *	28,766	3,292
AmerisourceBergen Corp, Cl A	14,727	1,427
Amgen Inc, Cl A	16,800	4,270
Anthem Inc	44,047	11,830
AstraZeneca PLC ADR	93,200	5,107
Baxter International Inc	42,324	3,404
Biogen Inc *	3,955	1,122

SEI Institutional Managed Trust / Annual Report / September 30, 2020	1

SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Managed Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Bio-Rad Laboratories Inc, Cl A *	3,640	$1,876
Bristol-Myers Squibb Co	91,300	5,504
Chemed Corp	1,680	807
Covetrus Inc *	180,687	4,409
CVS Health Corp	31,417	1,835
Eli Lilly and Co	95,629	14,155
Gilead Sciences Inc	6,772	428
Hill-Rom Holdings Inc	7,580	633
Humana Inc	30,752	12,728
Johnson & Johnson	169,533	25,240
McKesson Corp	8,957	1,334
Merck & Co Inc	247,609	20,539
Mettler-Toledo International Inc *	3,186	3,077
Pfizer Inc	598,529	21,966
Premier Inc, Cl A	56,331	1,849
Quest Diagnostics Inc	50,752	5,811
Regeneron Pharmaceuticals Inc *	4,100	2,295
UnitedHealth Group Inc	35,650	11,115
Zoetis Inc, Cl A	18,364	3,037

		176,635

Industrials — 9.5%
Allison Transmission Holdings Inc	56,275	1,978
Carrier Global Corp	50,700	1,548
CH Robinson Worldwide Inc	33,696	3,443
Cummins Inc	23,200	4,899
EMCOR Group Inc	13,365	905
General Dynamics Corp	30,100	4,167
L3Harris Technologies Inc	26,704	4,536
Landstar System Inc	11,414	1,432
Lockheed Martin Corp	23,421	8,977
Northrop Grumman Corp	37,681	11,888
Quanta Services Inc	37,697	1,993
Raytheon Technologies Corp	197,898	11,387
Republic Services Inc	146,100	13,638
Schneider National Inc, Cl B	140,087	3,464
Waste Management Inc	124,467	14,086

		88,341

Information Technology — 17.4%
Amdocs Ltd	227,100	13,038
Apple Inc	303,048	35,096
Atlassian Corp PLC, Cl A *	15,315	2,784
Automatic Data Processing Inc	14,065	1,962
Ciena Corp *	30,044	1,192
Cisco Systems Inc	306,400	12,069
Citrix Systems Inc	58,471	8,052
CSG Systems International Inc	37,600	1,540
DocuSign Inc, Cl A *	18,481	3,978
F5 Networks Inc, Cl A *	24,434	3,000
Intel Corp	307,300	15,912
Jack Henry & Associates Inc	10,939	1,778
Marvell Technology Group Ltd	26,348	1,046

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Microsoft Corp	85,745	$18,035
Motorola Solutions Inc	87,963	13,793
NetApp Inc	46,295	2,030
NortonLifeLock Inc	173,514	3,616
Oracle Corp, Cl B	176,000	10,507
Qorvo Inc *	31,332	4,042
Synopsys Inc *	41,600	8,902

		162,372

Materials — 3.0%
AptarGroup Inc	6,262	709
Avery Dennison Corp	31,600	4,040
Axalta Coating Systems Ltd *	79,039	1,752
Corteva Inc	84,619	2,438
Newmont Corp	45,279	2,873
Royal Gold Inc, Cl A	17,767	2,135
Sealed Air Corp	136,300	5,290
Silgan Holdings Inc	110,800	4,074
Sonoco Products Co	98,300	5,020

		28,331

Real Estate — 0.6%
Equity LifeStyle Properties Inc ‡	29,390	1,801
Medical Properties Trust Inc ‡	125,300	2,209
SBA Communications Corp, Cl A ‡	5,039	1,605

		5,615

Utilities — 10.2%
Ameren Corp	74,283	5,874
American Electric Power Co Inc	79,830	6,525
Consolidated Edison Inc	96,520	7,509
DTE Energy Co	38,099	4,383
Duke Energy Corp	41,536	3,678
Entergy Corp	119,200	11,745
Eversource Energy	85,584	7,151
Exelon Corp	227,300	8,128
National Fuel Gas Co	48,017	1,949
NextEra Energy Inc	34,977	9,708
Pinnacle West Capital Corp	48,930	3,648
Portland General Electric Co	73,374	2,605
Public Service Enterprise Group Inc	183,544	10,078
Southern Co/The	83,686	4,538
WEC Energy Group Inc	80,403	7,791

		95,310

Total Common Stock (Cost $540,994) ($ Thousands)		916,392

2	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Managed Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 0.3%
SEI Liquidity Fund, L.P.
0.100% **†(B)	3,409,868	$3,411

Total Affiliated Partnership (Cost $3,411) ($ Thousands)		3,411

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 1.6%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	14,794,303	$14,794

Total Cash Equivalent (Cost $14,794) ($ Thousands)		14,794

Total Investments in Securities — 100.2% (Cost $559,199) ($ Thousands)		$934,597

A list of the open futures contracts held by the Fund at September 30, 2020, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
S&P 500 Index E-MINI	36	Dec-2020	$5,978	$6,033	$ 55

Percentages are based on Net Assets of $932,292 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2020 (see Note 10). The total market value of securities on loan at September 30, 2020 was $3,389 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2020 was $3,411 ($ Thousands).

ADR	— American Depositary Receipt

Cl	— Class

L.P.	— Limited Partnership

Ltd.	— Limited

PLC	— Public Limited Company

S&P —	Standard & Poor’s
The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	916,392	–	–	916,392
Affiliated Partnership	–	3,411	–	3,411
Cash Equivalent	14,794	–	–	14,794

Total Investments in Securities	931,186	3,411	–	934,597

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	55	–	–	55

Total Other Financial Instruments	55	–	–	55

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	3

SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Managed Managed Volatility Fund (Continued)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2020	Shares	Dividend Income	Capital Gains
SEI Liquidity Fund, L.P.	$—	$14,996	$(11,585)	$—	$—	$3,411	3,409,868	$1	$—
SEI Daily Income Trust, Government Fund, Cl F	18,322	207,576	(211,104)	—	—	14,794	14,794,303	161	—

Totals	$18,322	$222,572	$(222,689)	$—	$—	$18,205		$162	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Managed International Managed Volatility Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.1%

Australia — 4.6%
Abacus Property Group ‡	87,074	$183
AGL Energy Ltd	297,265	2,908
ASX Ltd	5,643	329
Aurizon Holdings Ltd	362,498	1,108
AusNet Services	199,749	270
Bendigo & Adelaide Bank	74,373	323
Chorus	31,346	178
Coca-Cola Amatil Ltd	156,627	1,073
Coles Group Ltd	62,857	769
CSL Ltd	5,661	1,171
Fortescue Metals Group Ltd	63,764	749
Harvey Norman Holdings Ltd	399,926	1,305
Inghams Group Ltd	312,755	670
IVE Group	410,803	226
Medibank Pvt	75,529	136
Newcrest Mining Ltd	43,068	965
Orica Ltd	11,550	128
REA Group Ltd	3,994	316
Rio Tinto Ltd	6,665	452
Sonic Healthcare Ltd	25,082	598
Telstra Corp Ltd, Cl B	672,122	1,352
Treasury Wine Estates Ltd	11,727	76
Wesfarmers Ltd	36,388	1,164
Woolworths Group Ltd	25,880	677

		17,126

Austria — 0.8%
CA Immobilien Anlagen AG	4,737	140
Erste Group Bank AG *	11,262	235
EVN AG	6,728	113
Mayr Melnhof Karton	3,308	576
Oesterreichische Post AG (A)	31,141	1,048
S IMMO AG *‡	9,548	163
Telekom Austria AG, Cl A	81,520	576
UNIQA Insurance Group AG	19,214	116
Verbund AG ‡	1,545	85
Vienna Insurance Group Wiener Versicherung Gruppe	4,367	98

		3,150

Belgium — 1.8%
Ageas	14,061	575
Colruyt SA	62,696	4,068
Proximus SADP	29,169	532
UCB SA, Cl A	11,676	1,326

		6,501

Canada — 2.2%
Bank of Nova Scotia/The, Cl C	8,211	340
Canadian Imperial Bank of Commerce (A)	11,344	845
Canadian Tire Corp Ltd, Cl A	16,478	1,655
Empire Co Ltd, Cl A	34,897	1,010
Loblaw Cos Ltd	25,927	1,353

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
TELUS Corp	166,057	$2,913

		8,116

Denmark — 2.4%
Carlsberg A/S, Cl B	10,243	1,381
Coloplast A/S, Cl B	10,603	1,674
Danske Bank A/S	66,654	904
Genmab A/S *	2,390	866
Jyske Bank A/S	16,645	469
Novo Nordisk A/S, Cl B	13,961	965
Orsted A/S	4,450	611
Royal Unibrew A/S	2,426	249
RTX	3,573	121
Scandinavian Tobacco Group A/S	73,722	1,094
Solar, Cl B	3,143	149
Sydbank A/S	22,507	353
United International Enterprises	564	119

		8,955

Finland — 1.6%
Aktia Bank *	28,060	304
Aspo	3,559	26
Elisa Oyj	16,758	987
Kemira	39,789	507
Kesko Oyj, Cl B	61,076	1,575
Orion Oyj, Cl B	35,070	1,585
TietoEVRY	27,669	766

		5,750

France — 7.9%
ABC arbitrage	14,654	127
BioMerieux	6,593	1,033
BNP Paribas SA	3,636	132
Caisse Regionale de Credit Agricole Mutuel de Paris et d’Ile-de-France	446	37
Caisse Regionale De Credit Agricole Mutuel Toulouse 31 *	779	78
Carrefour SA	76,956	1,233
Casino Guichard Perrachon SA (A)	17,920	435
Cie Generale des Etablissements Michelin SCA	17,170	1,831
Credit Agricole	22,471	197
Danone SA	9,084	587
Engie SA	210,873	2,820
Eutelsat Communications SA	68,569	669
Hermes International	936	806
Lagardere SCA (A)	8,153	203
Laurent-Perrier	859	71
LNA Sante SA	2,819	157
Metropole Television SA	32,664	391
Orange SA	300,216	3,125
Pernod Ricard SA	6,112	975
Peugeot	5,473	99
Prodware *	6,476	44

SEI Institutional Managed Trust / Annual Report / September 30, 2020	1

SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Managed International Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
PSB Industries SA	1,729	$32
Sanofi	73,025	7,302
Sartorius Stedim Biotech	3,911	1,350
SCOR SE	4,791	133
SEB SA	6,923	1,127
Societe BIC SA	23,114	1,213
Suez	20,846	386
TOTAL SA	17,502	597
Veolia Environnement SA	40,694	878
Virbac *	506	117
Vivendi SA	28,012	779
Voyageurs du Monde *	1,147	75

		29,039

Germany — 6.3%
Aareal Bank	3,966	80
adidas AG	3,317	1,071
Aroundtown SA ‡	21,011	106
Bayer AG	1,510	93
Beiersdorf AG	1,062	120
Deutsche Post AG	30,735	1,398
Deutsche Telekom AG	197,706	3,305
Freenet AG	36,201	733
Gerresheimer	885	99
Hannover Rueck SE	3,395	525
Henkel AG & Co KGaA	5,568	521
HOCHTIEF	2,107	164
Hornbach Holding AG & Co KGaA	11,769	1,373
Knorr-Bremse AG	9,277	1,094
Merck KGaA	27,890	4,062
METRO AG	66,607	665
Muenchener Rueckversicherungs-
Gesellschaft AG in Muenchen	13,277	3,361
SAP SE	1,022	159
Scout24	7,491	654
Siemens Healthineers AG	6,608	296
Sirius Real Estate Ltd ‡	87,389	82
Talanx	3,767	121
Uniper SE	47,874	1,542
United Internet AG	8,248	315
Vonovia SE ‡	5,398	370
Zalando SE *	9,917	928

		23,237

Hong Kong — 3.4%
Chevalier International Holdings	48,000	56
China Motor Bus Co Ltd ‡	9,200	120
Chong Hing Bank	132,000	153
CK Hutchison Holdings Ltd	158,000	957
CK Infrastructure Holdings Ltd	74,000	348
CLP Holdings Ltd, Cl B	246,500	2,298
Convenience Retail Asia	224,000	116
Dah Sing Banking Group Ltd	330,400	287

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Harbour Centre Development ‡	64,000	$61
HK Electric Investments & HK Electric Investments Ltd	1,751,500	1,809
HKT Trust & HKT Ltd	701,000	932
Hutchison Telecommunications Hong Kong Holdings	786,000	121
Kerry Properties Ltd ‡	265,500	683
Lee & Man Paper Manufacturing Ltd	697,000	507
New World Development ‡	23,500	115
Orange Sky Golden Harvest Entertainment Holdings *	685,000	15
Pacific Century Premium Developments *‡	124,308	32
Pacific Textiles Holdings	898,000	419
PCCW Ltd	1,151,000	687
Power Assets Holdings Ltd	77,500	408
Regal Hotels International Holdings Ltd	74,000	28
VTech Holdings Ltd	218,700	1,362
WH Group Ltd	1,120,500	917

		12,431

Ireland — 0.6%
ICON PLC *	4,853	927
Irish Residential Properties REIT ‡	72,221	120
Kerry Group PLC, Cl A	9,695	1,244

		2,291

Israel — 1.4%
Albaad Massuot Yitzhak *	8,411	197
Bank Hapoalim BM	156,778	841
Bank Leumi Le-Israel BM	56,853	251
Check Point Software Technologies Ltd *	10,031	1,207
FIBI Holdings Ltd	3,995	91
First International Bank of Israel	4,476	93
Isras Investment Co Ltd ‡	1,037	159
Kerur Holdings Ltd	4,093	117
Mizrahi Tefahot Bank Ltd	48,726	867
Nice Ltd *	3,697	840
Radware Ltd *	12,012	291
Shufersal Ltd	26,493	208

		5,162

Italy — 2.3%
A2A SpA	695,407	1,012
ACEA	59,430	1,251
Assicurazioni Generali SpA *	45,214	637
DiaSorin SpA	3,720	749
Enel SpA	234,371	2,034
Hera SpA	310,521	1,148
Terna Rete Elettrica Nazionale SpA	41,453	290
UnipolSai Assicurazioni	536,540	1,400

		8,521

2	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Managed International Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Japan — 27.1%

Communication Services — 4.6%
Kakaku.com Inc	16,800	$442
KDDI Corp	154,900	3,903
Nintendo Co Ltd	1,400	794
Nippon Telegraph & Telephone Corp	248,100	5,054
Nippon Television Holdings	88,100	945
NTT DOCOMO Inc	97,200	3,582
Okinawa Cellular Telephone Co	3,100	118
Proto Corp	12,200	147
Softbank Corp	153,700	1,717

		16,702

Consumer Discretionary — 4.0%
Ainavo Holdings	12,200	105
Bandai Namco Holdings Inc	8,500	622
Bridgestone	36,000	1,135
Choushimaru Co Ltd	10,500	116
DCM Holdings Co Ltd	171,400	2,359
EDION Corp (A)	101,700	1,063
FJ Next Co Ltd	16,100	137
Hard Off	12,300	82
Honda Motor Co Ltd	23,500	554
Keiyo Co Ltd	98,800	824
Kohnan Shoji Co Ltd	9,700	378
Komeri Co Ltd	17,500	553
K’s Holdings Corp	7,500	101
McDonald’s Holdings Co Japan Ltd	34,900	1,695
Mizuno	6,300	114
Nitori Holdings	6,700	1,391
Ootoya Holdings Co Ltd	100	3
Paris Miki Holdings Inc	7,600	21
Sankyo Co Ltd	10,600	278
Sekisui House	39,400	695
SPK Corp	9,000	131
SRS Holdings Co Ltd (A)	12,500	109
Takihyo	3,000	54
Toyota Motor Corp	30,900	2,037
Yellow Hat Ltd	11,200	187
ZOZO Inc	3,700	103

		14,847

Consumer Staples — 5.3%
Aeon Co Ltd, Cl H	11,200	301
Ain Holdings	1,800	126
Arcs Co Ltd	55,700	1,426
Axial Retailing	2,300	108
Chuo Gyorui	4,200	109
Cosmos Pharmaceutical Corp	900	157
Create SD Holdings Co Ltd	2,800	98
Dairei (A)	6,300	134
Earth	5,000	372
Heiwado	10,900	235

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Japan Tobacco Inc	96,800	$1,765
J-Oil Mills	2,700	101
Kadoya Sesame Mills Inc	2,600	98
Kao Corp	12,100	905
Kato Sangyo Co Ltd	8,700	312
Kobayashi Pharmaceutical	2,700	261
Kyokuyo Co Ltd	3,800	101
Life Corp	5,600	258
Lion Corp	41,800	860
Matsumotokiyoshi Holdings Co Ltd	2,900	106
MEIJI Holdings Co Ltd	1,200	92
Ministop Co Ltd	7,100	100
Mitsubishi Shokuhin Co Ltd	41,100	1,082
Miyoshi Oil & Fat Co Ltd	10,200	114
Nippon Flour Mills Co Ltd	50,500	830
Nisshin Oillio Group Ltd/The	29,900	903
Nitto Fuji Flour Milling Co Ltd	4,000	246
OUG Holdings Inc (A)	4,800	126
San-A Co Ltd, Cl A	2,500	110
Seven & i Holdings Co Ltd	56,200	1,737
Showa Sangyo Co Ltd (A)	7,300	243
Sugi Holdings Co Ltd	6,300	445
Sundrug Co Ltd	18,600	701
Toyo Suisan Kaisha Ltd	22,800	1,205
Tsuruha Holdings Inc	6,600	935
Unicharm Corp	2,800	125
Valor Holdings Co Ltd	37,400	1,034
Welcia Holdings Co Ltd	17,600	772
Yamaya Corp (A)	4,900	99
Yamazaki Baking Co Ltd	21,300	372
Yaoko Co Ltd	3,000	223
Yuasa Funashoku Co Ltd	4,560	130

		19,457

Energy — 0.7%
Itochu Enex Co Ltd	68,900	634
Iwatani	29,200	1,094
JXTG Holdings Inc	264,400	940

		2,668

Financials — 2.7%
Aozora Bank Ltd (A)	13,600	225
Japan Post Bank Co Ltd	55,100	429
Japan Post Holdings Co Ltd	184,300	1,253
Mizuho Financial Group Inc	296,680	3,702
MS&AD Insurance Group Holdings Inc	7,800	209
ORIX	68,100	845
Resona Holdings	92,800	315
Sumitomo Mitsui Financial Group Inc	54,800	1,521
Sumitomo Mitsui Trust Holdings	26,300	698
Yamaguchi Financial Group	113,000	734

		9,931

SEI Institutional Managed Trust / Annual Report / September 30, 2020	3

SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Managed International Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Health Care — 2.5%
Astellas Pharma Inc	172,200	$2,564
Biofermin Pharmaceutical	3,900	94
Daiichi Sankyo Co Ltd	7,500	230
Hoya Corp	1,500	169
Kaken Pharmaceutical Co Ltd	22,700	1,040
KYORIN Holdings Inc	22,500	456
M3 Inc	7,000	433
Medipal Holdings Corp	44,900	899
Mochida Pharmaceutical Co Ltd	5,300	210
Nichi-iko Pharmaceutical	24,500	278
Sawai Pharmaceutical	3,500	176
Shionogi & Co Ltd	7,200	385
Suzuken Co Ltd/Aichi Japan	14,500	553
Toho Holdings Co Ltd	57,100	1,231
Towa Pharmaceutical	15,000	301
Vital KSK Holdings Inc	10,300	107
ZERIA Pharmaceutical	6,300	120

		9,246

Industrials — 3.0%
COMSYS Holdings Corp	6,300	175
Daiichi Kensetsu	8,500	144
Daiohs Corp	3,400	32
Inaba Denki Sangyo Co Ltd	50,800	1,272
ITOCHU Corp	124,300	3,176
Japan Airlines Co Ltd	13,100	245
Kamigumi Co Ltd	84,600	1,665
Kinden Corp	11,400	201
Kyowa Exeo Corp	8,300	217
Mitsui & Co Ltd	43,600	748
Nippo Corp	57,200	1,577
Nippon Kanzai Co Ltd	5,500	104
Sankyu	22,800	896
Shibusawa Warehouse Co Ltd/The	7,200	161
Shin-Keisei Electric Railway Co Ltd (A)	4,800	111
Yasuda Logistics Corp	19,800	178
Zaoh	8,700	122

		11,024

Information Technology — 1.4%
Canon Inc	19,200	318
FUJIFILM Holdings Corp	47,300	2,331
Fujitsu Ltd	5,200	711
Oracle Corp Japan	8,100	873
Otsuka Corp	14,600	747
Trend Micro Inc/Japan	1,900	116

		5,096

Materials — 1.5%
Daiki Aluminium Industry Co Ltd	26,000	139
EMS-Chemie Holding AG	1,134	1,018
Kaneka Corp	14,300	401

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Kurimoto Ltd	7,200	$130
Lintec	36,400	847
Rengo	107,600	812
Sumitomo Osaka Cement Co Ltd	21,600	698
Teijin Ltd	105,800	1,639

		5,684

Real Estate — 0.7%
AEON REIT Investment ‡	871	1,005
Daito Trust Construction Co Ltd	3,800	336
Daiwa Securities Living Investments ‡	792	818
Keihanshin Building Co Ltd ‡	19,000	308

		2,467

Utilities — 0.7%
Chubu Electric Power Co Inc	104,700	1,273
Chugoku Electric Power Co Inc/The	67,900	850
Hokkaido Electric Power	24,100	103
Hokkaido Gas Co Ltd	9,800	144
Okinawa Electric Power Co Inc/The	11,851	185

		2,555

		99,677

Netherlands — 2.8%
ABN AMRO Bank NV	35,381	297
Amsterdam Commodities NV	9,992	219
Koninklijke Ahold Delhaize NV	191,417	5,671
Koninklijke KPN NV	149,765	352
Koninklijke Vopak NV	17,716	1,000
NN Group NV	60,246	2,262
Signify NV	16,444	610
Sligro Food Group NV	6,463	116

		10,527

New Zealand — 1.2%
a2 Milk Co Ltd *	7,092	72
Chorus Ltd	57,800	331
Contact Energy Ltd	77,352	343
Fisher & Paykel Healthcare Corp Ltd	95,569	2,097
Goodman Property Trust ‡	149,541	232
Mercury NZ Ltd	214,169	725
Meridian Energy	56,928	187
Spark New Zealand Ltd	98,605	308

		4,295

Norway — 0.9%
Austevoll Seafood ASA	41,885	348
DNB ASA, Cl A *	22,448	309
Orkla ASA	117,934	1,186
SpareBank 1 SR-Bank *	17,208	142
Telenet Group Holding NV	13,557	527
Telenor ASA	41,199	688

		3,200

4	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Managed International Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Portugal — 0.3%
Jeronimo Martins SGPS SA	33,193	$534
REN-Redes Energeticas Nacionais SGPS SA	86,292	240
Sonae SGPS	277,201	188

		962

Singapore — 1.8%
Ascott Residence Trust ‡	174,874	115
Dairy Farm International Holdings Ltd	26,500	100
DBS Group Holdings Ltd	131,500	1,931
Great Eastern Holdings	7,800	104
Haw Par	17,800	122
Mapletree Industrial Trust ‡	103,900	246
Mapletree Logistics Trust ‡	224,370	337
Sheng Siong Group Ltd	246,900	292
Singapore Exchange Ltd	144,400	972
Singapore Telecommunications Ltd	167,400	261
SPH REIT ‡	128,100	83
United Overseas Bank Ltd	54,600	764
Venture Corp Ltd	25,600	362
Wilmar International Ltd	124,500	404
Yangzijiang Shipbuilding Holdings Ltd	805,600	586

		6,679

Spain — 3.2%
Cia de Distribucion Integral Logista Holdings	48,024	824
Ebro Foods SA	76,672	1,786
Endesa SA	163,169	4,359
Grifols SA	33,589	966
Iberdrola SA	315,637	3,875
Red Electrica Corp SA	10,044	188

		11,998

Sweden — 2.8%
Axfood AB	54,195	1,243
Epiroc AB, Cl B	21,001	292
Essity AB, Cl B	39,697	1,340
Evolution Gaming Group	9,052	601
ICA Gruppen AB (A)	52,745	2,685
KNOW IT AB	10,862	276
Nyfosa *‡	18,745	167
Resurs Holding AB	126,143	654
Samhallsbyggnadsbolaget i Norden ‡	93,792	285
Svenska Cellulosa AB SCA, Cl B	11,438	165
Swedish Match AB	30,638	2,505

		10,213

Switzerland — 9.1%
Alcon Inc	3,374	192
Allreal Holding AG, Cl A ‡	1,806	391
ALSO Holding AG	606	161
Baloise Holding AG	6,068	894
Banque Cantonale Vaudoise	1,350	138
Barry Callebaut AG	129	287

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Basellandschaftliche Kantonalbank	306	$304
Berner Kantonalbank AG	473	119
BKW AG	22,015	2,351
Chocoladefabriken Lindt & Spruengli AG	42	355
dormakaba Holding	1,086	589
Emmi	110	110
Forbo Holding	82	135
Givaudan SA	75	324
Helvetia Holding	13,567	1,157
Idorsia Ltd *	3,040	82
Intershop Holding AG ‡	203	132
Logitech International SA	14,441	1,117
Mobimo Holding AG ‡	340	100
Nestle SA	10,269	1,222
Novartis AG	39,456	3,429
Orior AG	2,561	205
PSP Swiss Property AG ‡	4,712	572
Roche Holding AG	26,562	9,121
Romande Energie Holding SA	76	91
Schindler Holding AG	2,723	744
Sika AG	2,966	729
Sonova Holding AG	3,848	973
Swiss Life Holding AG	5,271	2,000
Swiss Prime Site AG ‡	5,236	476
Swisscom AG	4,047	2,148
Thurgauer Kantonalbank	927	107
TX Group AG	1,296	94
Valiant Holding AG	8,767	740
Valora Holding AG	773	144
Vaudoise Assurances Holding	217	108
Zurich Insurance Group AG	4,407	1,538

		33,379

United Kingdom — 12.0%
3i Group	62,495	805
AstraZeneca PLC	9,910	1,084
Atalaya Mining *	70,542	151
Auto Trader Group PLC	111,589	812
BAE Systems PLC	366,111	2,275
Berkeley Group Holdings PLC	7,815	426
British American Tobacco PLC	56,327	2,026
Britvic PLC	39,840	424
BT Group PLC, Cl A	1,231,932	1,564
Bunzl PLC	25,929	839
CareTech Holdings	22,562	126
Coca-Cola HBC AG	7,744	192
Computacenter PLC	3,837	118
Craneware PLC	4,479	90
Cranswick PLC	2,824	133
Diageo PLC	27,018	929
Direct Line Insurance Group	221,220	771
Duke Royalty	373,636	111
Finsbury Food Group PLC	134,390	98

SEI Institutional Managed Trust / Annual Report / September 30, 2020	5

SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Managed International Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Genus	9,293	$463
GlaxoSmithKline PLC	317,926	5,959
Hikma Pharmaceuticals PLC	6,241	209
Imperial Brands PLC	163,965	2,899
Inchcape PLC	140,680	800
Intertek Group PLC	11,704	955
J Sainsbury PLC	729,517	1,798
Kingfisher PLC	224,915	862
National Express Group PLC	212,200	419
National Grid PLC	44,069	507
Next PLC, Cl A	4,741	363
QinetiQ Group PLC	414,692	1,485
Rentokil Initial	48,822	337
Sage Group PLC/The	96,484	896
ScS Group	48,694	128
Severn Trent PLC	43,985	1,386
Smith & Nephew PLC	20,786	407
SSE PLC	14,465	225
Tate & Lyle PLC	323,945	2,785
Telecom Plus PLC	13,687	236
Tesco PLC	898,804	2,469
Total Produce *	80,373	107
Tracsis	13,619	100
Unilever PLC	21,167	1,305
United Utilities Group PLC, Cl B	12,792	141
Vodafone Group PLC	418,234	557
Warehouse Reit PLC ‡	84,224	121
Wm Morrison Supermarkets PLC	1,467,501	3,220
YouGov	14,322	157

		44,270

United States — 0.6%
Atlantica Sustainable Infrastructure	40,477	1,158
Coca-Cola European Partners PLC	13,503	524
QIAGEN NV *(A)	10,470	547
Taro Pharmaceutical Industries Ltd *	2,639	145

		2,374

Total Common Stock (Cost $316,334) ($ Thousands)		357,853

PREFERRED STOCK — 0.7%

Germany — 0.7%
FUCHS PETROLUB SE (B)	19,169	971
Henkel AG & Co KGaA (B)	15,857	1,658

Total Preferred Stock (Cost $2,222) ($ Thousands)		2,629

Description	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 2.3%
SEI Liquidity Fund, L.P.
0.100% **†(C)	8,300,062	$8,302

Total Affiliated Partnership (Cost $8,303) ($ Thousands)		8,302

CASH EQUIVALENT — 0.7%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	2,764,377	2,764

Total Cash Equivalent (Cost $2,764) ($ Thousands)		2,764

Total Investments in Securities — 100.8% (Cost $329,623) ($ Thousands)		$371,548

6	SEI Institutional Managed Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Tax-Managed International Managed Volatility Fund (Continued)

A list of the open futures contracts held by the Fund at September 30, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Euro STOXX 50	20	Dec-2020	$767	$749	$(14)
FTSE 100 Index	5	Dec-2020	376	378	(2)
Hang Seng Index	1	Nov-2020	151	151	–
SPI 200 Index	3	Dec-2020	319	312	(5)
TOPIX Index	3	Dec-2020	464	462	(2)

			$2,077	$2,052	$(23)

Percentages are based on Net Assets of $368,505 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2020 (see Note 10). The total market value of securities on loan at September 30, 2020 was $7,433 ($ Thousands).

(B)	There is currently no rate available.

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2020 was $8,302 ($ Thousands).

Cl — Class

FTSE — Financial Times and Stock Exchange

L.P. — Limited Partnership

PLC — Public Limited Company

SPI — Share Price Index

TOPIX — Tokyo Price Index

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	357,853	–	–	357,853
Preferred Stock	2,629	–	–	2,629
Affiliated Partnership	–	8,302	–	8,302
Cash Equivalent	2,764	–	–	2,764

Total Investments in Securities	363,246	8,302	–	371,548

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts *
Unrealized Depreciation	(23)	—	—	(23)

Total Other Financial Instruments	(23)	—	—	(23)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$—	$35,898	$(27,594)	$(1)	$(1)	$8,302	8,300,062	$23	$—
SEI Daily Income Trust, Government Fund, Cl F	9,481	65,086	(71,803)	—	—	2,764	2,764,377	56	—

Totals	$9,481	$100,984	$(99,397)	$(1)	$(1)	$11,066		$79	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	7

SCHEDULE OF INVESTMENTS

September 30, 2020

Real Estate Fund

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.1%
Real Estate — 98.1%
American Assets Trust Inc ‡	27,800	$670
American Campus Communities Inc ‡	11,460	400
American Homes 4 Rent, Cl A ‡	32,980	939
American Tower Corp, Cl A ‡	17,390	4,204
Americold Realty Trust ‡	17,240	616
Apple Hospitality Inc ‡	92,363	888
AvalonBay Communities Inc ‡	20,029	2,991
Brixmor Property Group Inc ‡	90,822	1,062
Columbia Property Trust Inc ‡	53,114	579
Cousins Properties Inc ‡	58,580	1,675
CubeSmart ‡	90,680	2,930
CyrusOne Inc ‡	9,410	659
DiamondRock Hospitality Co ‡	45,821	232
Digital Realty Trust Inc, Cl A ‡	28,210	4,140
Diversified Healthcare Trust ‡	50,720	179
Douglas Emmett Inc ‡	38,700	971
Duke Realty Corp ‡	48,000	1,771
Empire State Realty Trust Inc, Cl A ‡	114,391	700
Equinix Inc ‡	11,660	8,863
Equity LifeStyle Properties Inc ‡	14,150	867
Equity Residential ‡	59,000	3,028
Essex Property Trust Inc ‡	4,477	899
Extra Space Storage Inc ‡	13,293	1,422
First Industrial Realty Trust Inc ‡	29,570	1,177
Healthpeak Properties Inc ‡	141,090	3,831
Host Hotels & Resorts Inc ‡	120,383	1,299
Independence Realty Trust ‡	33,420	387
Invitation Homes Inc ‡	171,690	4,806
JBG SMITH Properties ‡	69,072	1,847
Kilroy Realty Corp ‡	21,480	1,116
Life Storage Inc ‡	24,034	2,530
Mid-America Apartment Communities Inc ‡	28,285	3,280
Outfront Media Inc ‡	33,650	490
Prologis Inc ‡	77,580	7,806
Regency Centers Corp ‡	32,366	1,231
Retail Opportunity Investments Corp ‡	55,401	577
Retail Properties of America Inc, Cl A ‡	182,665	1,061
Rexford Industrial Realty Inc ‡	19,380	887

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Ryman Hospitality Properties Inc ‡	13,220	$486
Sabra Health Care Inc ‡	52,646	726
SBA Communications Corp, Cl A ‡	7,850	2,500
Simon Property Group Inc ‡	28,310	1,831
SL Green Realty Corp ‡	8,750	406
STAG Industrial Inc ‡	29,660	904
Sun Communities Inc ‡	10,260	1,443
UDR Inc ‡	56,900	1,856
Urban Edge Properties ‡	74,392	723
Ventas Inc ‡	51,760	2,172
VEREIT Inc ‡	230,000	1,495
Weingarten Realty Investors ‡	26,612	451
Welltower Inc ‡	35,870	1,976

Total Common Stock (Cost $80,082) ($ Thousands)		89,979

CASH EQUIVALENT — 1.3%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	1,153,321	1,153

Total Cash Equivalent (Cost $1,153) ($ Thousands)		1,153

Total Investments in Securities — 99.4% (Cost $81,235) ($ Thousands)		$91,132

Percentages are based on Net Assets of $91,685 ($ Thousands).
*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

Cl — Class

As of September 30, 2020, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2020	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$1,838	$ 44,491	$(45,176)	$ -	$ -	$1,153	1,153,321	$22	$-

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	1

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Dynamic Asset Allocation Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.1%

Communication Services — 10.3%
Activision Blizzard Inc	20,500	$1,659
Alphabet Inc, Cl A *	7,901	11,580
Alphabet Inc, Cl C *	7,704	11,322
AT&T Inc	186,003	5,303
CenturyLink Inc	25,357	256
Charter Communications Inc, Cl A *	3,900	2,435
Comcast Corp, Cl A	119,080	5,509
Discovery Inc, Cl A *	4,129	90
Discovery Inc, Cl C *	7,885	154
DISH Network Corp, Cl A *	6,473	188
Electronic Arts Inc *	7,728	1,008
Facebook Inc, Cl A *	62,871	16,466
Fox Corp	12,553	350
Interpublic Group of Cos Inc/The	9,997	167
Live Nation Entertainment Inc *	3,600	194
Netflix Inc *	11,481	5,741
News Corp, Cl A	9,630	135
News Corp, Cl B	2,600	36
Omnicom Group Inc	5,369	266
Take-Two Interactive Software Inc, Cl A *	2,900	479
T-Mobile US Inc *	15,400	1,761
Twitter Inc *	21,100	939
Verizon Communications Inc	108,098	6,431
ViacomCBS Inc, Cl B	15,220	426
Walt Disney Co/The	47,150	5,850

		78,745

Consumer Discretionary — 11.0%
Advance Auto Parts Inc	1,794	275
Amazon.com Inc, Cl A *	11,146	35,096
Aptiv PLC	6,841	627
AutoZone Inc *	625	736
Best Buy Co Inc	6,178	687
Booking Holdings Inc *	1,050	1,796
BorgWarner Inc	5,201	201
CarMax Inc *	4,056	373
Carnival Corp	14,380	218
Chipotle Mexican Grill Inc, Cl A *	767	954
Darden Restaurants Inc	3,234	326
Dollar General Corp	6,573	1,378
Dollar Tree Inc *	6,085	556
Domino’s Pizza Inc	1,000	425
DR Horton Inc	8,486	642
eBay Inc	17,747	925
Etsy Inc *	3,000	365
Expedia Group Inc	3,415	313
Ford Motor Co	104,776	698
Gap Inc/The	4,998	85
Garmin Ltd	4,004	380
General Motors Co	33,577	993
Genuine Parts Co	3,704	352
Hanesbrands Inc	9,067	143

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hasbro Inc	3,298	$273
Hilton Worldwide Holdings Inc	7,100	606
Home Depot Inc/The	28,082	7,799
L Brands Inc	6,208	197
Las Vegas Sands Corp	8,500	397
Leggett & Platt Inc	3,265	134
Lennar Corp, Cl A	6,974	570
LKQ Corp *	6,800	188
Lowe’s Cos Inc	19,745	3,275
Marriott International Inc/MD, Cl A	7,151	662
McDonald’s Corp	19,407	4,260
MGM Resorts International	10,300	224
Mohawk Industries Inc *	1,458	142
Newell Brands Inc, Cl B	9,313	160
NIKE Inc, Cl B	32,538	4,085
Norwegian Cruise Line Holdings Ltd *	7,000	120
NVR Inc *	90	367
O’Reilly Automotive Inc *	1,912	882
PulteGroup Inc	7,343	340
PVH Corp	1,720	103
Ralph Lauren Corp, Cl A	1,160	79
Ross Stores Inc	9,549	891
Royal Caribbean Cruises Ltd	4,410	285
Starbucks Corp	30,457	2,617
Tapestry Inc	6,634	104
Target Corp, Cl A	13,084	2,060
Tiffany & Co	2,798	324
TJX Cos Inc/The	31,176	1,735
Tractor Supply Co	2,946	422
Ulta Beauty Inc *	1,400	314
Under Armour Inc, Cl A *	4,846	54
Under Armour Inc, Cl C *	5,581	54
VF Corp	8,540	600
Whirlpool Corp	1,609	296
Wynn Resorts Ltd	2,517	181
Yum! Brands Inc	7,697	703

		84,047

Consumer Staples — 6.7%
Altria Group Inc	48,369	1,869
Archer-Daniels-Midland Co	14,941	695
Brown-Forman Corp, Cl B	4,585	345
Campbell Soup Co	5,572	270
Church & Dwight Co Inc	6,300	590
Clorox Co/The	3,422	719
Coca-Cola Co/The	100,982	4,986
Colgate-Palmolive Co	22,748	1,755
Conagra Brands Inc	12,292	439
Constellation Brands Inc, Cl A	4,470	847
Costco Wholesale Corp	11,476	4,074
Estee Lauder Cos Inc/The, Cl A	5,844	1,275
General Mills Inc	16,341	1,008
Hershey Co/The	3,786	543

SEI Institutional Managed Trust / Annual Report / September 30, 2020	1

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hormel Foods Corp	7,016	$343
J M Smucker Co/The	2,904	336
Kellogg Co	6,894	445
Kimberly-Clark Corp	9,077	1,340
Kraft Heinz Co/The	17,500	524
Kroger Co/The	20,848	707
Lamb Weston Holdings Inc	3,800	252
McCormick & Co Inc/MD	3,314	643
Molson Coors Beverage Co, Cl B	4,824	162
Mondelez International Inc, Cl A	37,253	2,140
Monster Beverage Corp *	9,865	791
PepsiCo Inc	36,140	5,009
Philip Morris International Inc	40,637	3,047
Procter & Gamble Co/The	65,006	9,035
Sysco Corp, Cl A	13,543	843
Tyson Foods Inc, Cl A	7,475	445
Walgreens Boots Alliance Inc	19,307	694
Walmart Inc	36,276	5,075

		51,246

Energy — 1.9%
Apache Corp	9,301	88
Baker Hughes Co, Cl A	16,815	223
Cabot Oil & Gas Corp	10,298	179
Chevron Corp	48,726	3,508
Concho Resources Inc	4,800	212
ConocoPhillips	28,586	939
Devon Energy Corp	9,626	91
Diamondback Energy Inc, Cl A	4,100	124
EOG Resources Inc	14,727	529
Exxon Mobil Corp	110,400	3,790
Halliburton Co	22,442	270
Hess Corp	6,774	277
HollyFrontier Corp	3,700	73
Kinder Morgan Inc	49,514	611
Marathon Oil Corp	19,892	81
Marathon Petroleum Corp	16,550	486
National Oilwell Varco Inc, Cl A	9,930	90
Noble Energy Inc	11,737	100
Occidental Petroleum Corp	20,528	206
ONEOK Inc	11,054	287
Phillips 66	11,699	607
Pioneer Natural Resources Co	4,092	352
Schlumberger Ltd, Cl A	37,337	581
TechnipFMC PLC	11,613	73
Valero Energy Corp	10,297	446
Williams Cos Inc/The	30,946	608

		14,831

Financials — 9.1%
Aflac Inc	17,818	648
Allstate Corp/The	8,312	782
American Express Co	17,313	1,736

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
American International Group Inc	21,905	$603
Ameriprise Financial Inc	3,017	465
Aon, Cl A	6,009	1,240
Arthur J Gallagher & Co	5,200	549
Assurant Inc	1,482	180
Bank of America Corp	199,073	4,796
Bank of New York Mellon Corp/The	21,843	750
Berkshire Hathaway Inc, Cl B *	51,830	11,037
BlackRock Inc	3,715	2,093
Capital One Financial Corp	12,215	878
Cboe Global Markets Inc	2,700	237
Charles Schwab Corp/The	30,935	1,121
Chubb Ltd	11,966	1,389
Cincinnati Financial Corp	3,893	303
Citigroup Inc	54,245	2,338
Citizens Financial Group Inc	10,600	268
CME Group Inc	9,348	1,564
Comerica Inc	3,573	137
Discover Financial Services	7,746	448
E*TRADE Financial Corp	5,770	289
Everest Re Group Ltd	1,000	197
Fifth Third Bancorp	17,751	378
First Republic Bank/CA	4,400	480
Franklin Resources Inc	6,836	139
Globe Life Inc	2,535	202
Goldman Sachs Group Inc/The	9,121	1,833
Hartford Financial Services Group Inc/The	9,061	334
Huntington Bancshares Inc/OH	25,047	230
Intercontinental Exchange Inc	14,880	1,489
Invesco Ltd	10,312	118
JPMorgan Chase & Co	79,617	7,665
KeyCorp	24,352	290
Lincoln National Corp	4,309	135
Loews Corp	6,089	212
M&T Bank Corp	3,308	305
MarketAxess Holdings Inc	1,000	482
Marsh & McLennan Cos Inc	13,417	1,539
MetLife Inc	20,612	766
Moody’s Corp	4,304	1,247
Morgan Stanley	31,817	1,538
MSCI Inc, Cl A	2,200	785
Nasdaq Inc, Cl A	2,887	354
Northern Trust Corp	5,271	411
People’s United Financial Inc	10,289	106
PNC Financial Services Group Inc/The	11,297	1,242
Principal Financial Group Inc, Cl A	6,633	267
Progressive Corp/The	15,521	1,469
Prudential Financial Inc	10,077	640
Raymond James Financial Inc	3,100	225
Regions Financial Corp	23,660	273
S&P Global Inc	6,278	2,264
SVB Financial Group, Cl B *	1,300	313

2	SEI Institutional Managed Trust / Annual Report / September 30, 2020

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Synchrony Financial	13,601	$356
T Rowe Price Group Inc	6,040	774
Travelers Cos Inc/The	6,452	698
Truist Financial Corp	35,882	1,365
Unum Group	4,763	80
US Bancorp	36,502	1,309
W R Berkley Corp	3,700	226
Wells Fargo & Co	107,433	2,526
Willis Towers Watson PLC	3,447	720
Zions Bancorp NA	4,337	127

		69,960

Health Care — 13.6%
Abbott Laboratories	46,224	5,031
AbbVie Inc	46,041	4,033
ABIOMED Inc *	1,166	323
Agilent Technologies Inc	8,285	836
Alexion Pharmaceuticals Inc *	5,608	642
Align Technology Inc *	1,900	622
AmerisourceBergen Corp, Cl A	3,754	364
Amgen Inc, Cl A	15,263	3,879
Anthem Inc	6,638	1,783
Baxter International Inc	13,492	1,085
Becton Dickinson and Co	7,667	1,784
Biogen Inc *	4,150	1,177
Bio-Rad Laboratories Inc, Cl A *	600	309
Boston Scientific Corp *	37,992	1,452
Bristol-Myers Squibb Co	58,832	3,547
Cardinal Health Inc	7,403	348
Catalent Inc *	4,100	351
Centene Corp *	15,532	906
Cerner Corp	7,812	565
Cigna Corp	9,720	1,647
Cooper Cos Inc/The, Cl A	1,300	438
Covetrus Inc *	1	—
CVS Health Corp	34,060	1,989
Danaher Corp, Cl A	16,491	3,551
DaVita Inc *	2,157	185
DENTSPLY SIRONA Inc	5,371	235
DexCom Inc *	2,500	1,031
Edwards Lifesciences Corp, Cl A *	16,516	1,318
Eli Lilly and Co	20,666	3,059
Gilead Sciences Inc	32,713	2,067
HCA Healthcare Inc	7,043	878
Henry Schein Inc *	3,744	220
Hologic Inc *	6,600	439
Humana Inc	3,490	1,445
IDEXX Laboratories Inc *	2,200	865
Illumina Inc *	3,900	1,205
Incyte Corp *	5,000	449
Intuitive Surgical Inc *	3,038	2,156
IQVIA Holdings Inc *	5,100	804
Johnson & Johnson	68,844	10,249

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Laboratory Corp of America Holdings *	2,617	$493
McKesson Corp	4,375	651
Medtronic PLC	35,041	3,641
Merck & Co Inc	66,066	5,480
Mettler-Toledo International Inc *	600	579
Mylan NV *	13,226	196
PerkinElmer Inc	2,869	360
Perrigo Co PLC	3,476	160
Pfizer Inc	145,057	5,324
Quest Diagnostics Inc	3,678	421
Regeneron Pharmaceuticals Inc *	2,715	1,520
ResMed Inc	3,700	634
STERIS PLC	2,200	388
Stryker Corp	8,476	1,766
Teleflex Inc	1,200	408
Thermo Fisher Scientific Inc	10,311	4,552
UnitedHealth Group Inc	24,811	7,735
Universal Health Services Inc, Cl B	2,042	218
Varian Medical Systems Inc *	2,265	390
Vertex Pharmaceuticals Inc *	6,758	1,839
Waters Corp *	1,520	297
West Pharmaceutical Services Inc	2,000	550
Zimmer Biomet Holdings Inc	5,553	756
Zoetis Inc, Cl A	12,573	2,079

		103,704

Industrials — 7.9%
3M Co	15,026	2,407
A O Smith Corp	3,400	179
Alaska Air Group Inc	3,000	110
Allegion plc	2,394	237
American Airlines Group Inc	12,725	156
AMETEK Inc	5,864	583
Boeing Co/The	13,809	2,282
Carrier Global Corp	20,707	632
Caterpillar Inc, Cl A	14,145	2,110
CH Robinson Worldwide Inc	3,487	356
Cintas Corp	2,352	783
Copart Inc *	5,300	557
CSX Corp	20,288	1,576
Cummins Inc	3,963	837
Deere & Co	8,113	1,798
Delta Air Lines Inc, Cl A	17,222	527
Dover Corp	3,646	395
Eaton Corp PLC	10,639	1,085
Emerson Electric Co	15,926	1,044
Equifax Inc	3,076	483
Expeditors International of Washington Inc	4,208	381
Fastenal Co, Cl A	15,344	692
FedEx Corp	6,369	1,602
Flowserve Corp	3,354	91
Fortive Corp	9,054	690
Fortune Brands Home & Security Inc	3,500	303

SEI Institutional Managed Trust / Annual Report / September 30, 2020	3

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
General Dynamics Corp	6,165	$853
General Electric Co	232,693	1,450
Honeywell International Inc	18,352	3,021
Howmet Aerospace Inc	9,492	159
Huntington Ingalls Industries Inc, Cl A	1,000	141
IDEX Corp	1,900	347
IHS Markit Ltd	10,000	785
Illinois Tool Works Inc	7,631	1,474
Ingersoll Rand Inc *	10,114	360
Jacobs Engineering Group Inc	3,321	308
JB Hunt Transport Services Inc	2,145	271
Johnson Controls International plc	19,938	814
Kansas City Southern	2,363	427
L3Harris Technologies Inc	5,771	980
Lockheed Martin Corp	6,493	2,489
Masco Corp	6,723	371
Nielsen Holdings PLC	9,580	136
Norfolk Southern Corp	6,602	1,413
Northrop Grumman Corp	4,121	1,300
Old Dominion Freight Line Inc, Cl A	2,550	461
Otis Worldwide Corp	10,953	684
PACCAR Inc	9,219	786
Parker-Hannifin Corp, Cl A	3,452	698
Pentair PLC	4,277	196
Quanta Services Inc	3,382	179
Raytheon Technologies Corp	39,848	2,293
Republic Services Inc	5,362	501
Robert Half International Inc	2,859	151
Rockwell Automation Inc	3,135	692
Rollins Inc	3,450	187
Roper Technologies Inc	2,778	1,098
Snap-on Inc	1,355	199
Southwest Airlines Co, Cl A	15,833	594
Stanley Black & Decker Inc	4,311	699
Teledyne Technologies Inc *	900	279
Textron Inc	5,837	211
Trane Technologies PLC	6,403	776
TransDigm Group Inc	1,400	665
Union Pacific Corp	17,742	3,493
United Airlines Holdings Inc *	8,000	278
United Parcel Service Inc, Cl B	18,411	3,068
United Rentals Inc *	1,799	314
Verisk Analytics Inc, Cl A	4,300	797
Waste Management Inc	10,382	1,175
Westinghouse Air Brake Technologies Corp	4,690	290
WW Grainger Inc	1,247	445
Xylem Inc/NY	4,548	383

		60,587

Information Technology — 26.8%
Accenture PLC, Cl A	16,648	3,762
Adobe Inc *	12,564	6,162
Advanced Micro Devices Inc *	30,600	2,509

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Akamai Technologies Inc *	4,074	$450
Amphenol Corp, Cl A	8,020	868
Analog Devices Inc	9,592	1,120
ANSYS Inc *	2,300	753
Apple Inc	420,264	48,671
Applied Materials Inc	24,271	1,443
Arista Networks Inc *	1,400	290
Autodesk Inc, Cl A *	5,805	1,341
Automatic Data Processing Inc	11,142	1,554
Broadcom Inc	10,475	3,816
Broadridge Financial Solutions Inc	2,900	383
Cadence Design Systems Inc *	7,500	800
CDW Corp/DE	3,600	430
Cisco Systems Inc	110,472	4,351
Citrix Systems Inc	3,326	458
Cognizant Technology Solutions Corp, Cl A	14,477	1,005
Corning Inc, Cl B	19,371	628
DXC Technology Co	6,176	110
F5 Networks Inc, Cl A *	1,591	195
Fidelity National Information Services Inc, Cl B	16,153	2,378
Fiserv Inc, Cl A *	14,764	1,521
FleetCor Technologies Inc *	2,300	548
FLIR Systems Inc	3,092	111
Fortinet Inc *	3,400	401
Gartner Inc *	2,300	287
Global Payments Inc	7,789	1,383
Hewlett Packard Enterprise Co	33,010	309
HP Inc	36,810	699
Intel Corp	111,097	5,753
International Business Machines Corp	23,268	2,831
Intuit Inc	6,785	2,213
IPG Photonics Corp *	900	153
Jack Henry & Associates Inc	2,000	325
Juniper Networks Inc	8,533	183
Keysight Technologies Inc *	4,800	474
KLA Corp	4,149	804
Lam Research Corp	3,820	1,267
Leidos Holdings Inc	3,300	294
Mastercard Inc, Cl A	23,082	7,806
Maxim Integrated Products Inc	6,800	460
Microchip Technology Inc	6,737	692
Micron Technology Inc *	29,571	1,389
Microsoft Corp	197,877	41,619
Motorola Solutions Inc	4,502	706
NetApp Inc	5,528	242
NortonLifeLock Inc	16,108	336
NVIDIA Corp	16,148	8,740
Oracle Corp, Cl B	50,433	3,011
Paychex Inc	8,200	654
Paycom Software Inc *	1,300	405
PayPal Holdings Inc *	30,685	6,046

4	SEI Institutional Managed Trust / Annual Report / September 30, 2020

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Qorvo Inc *	2,905	$375
QUALCOMM Inc	29,468	3,468
salesforce.com Inc *	23,772	5,974
Seagate Technology PLC	5,643	278
ServiceNow Inc *	5,000	2,425
Skyworks Solutions Inc	4,507	656
Synopsys Inc *	3,900	835
TE Connectivity Ltd	8,803	860
Teradyne Inc	4,200	334
Texas Instruments Inc	23,911	3,414
Tyler Technologies Inc *	1,000	349
VeriSign Inc *	2,578	528
Visa Inc, Cl A	44,032	8,805
Western Digital Corp	7,738	283
Western Union Co/The	10,177	218
Xerox Holdings Corp	4,989	94
Xilinx Inc	6,587	687
Zebra Technologies Corp, Cl A *	1,400	353

		205,075

Materials — 2.5%
Air Products and Chemicals Inc	5,861	1,746
Albemarle Corp	2,700	241
Amcor PLC	40,109	443
Avery Dennison Corp	2,176	278
Ball Corp	8,712	724
Celanese Corp, Cl A	2,900	312
CF Industries Holdings Inc	5,537	170
Corteva Inc	19,191	553
Dow Inc	19,825	933
DuPont de Nemours Inc	19,591	1,087
Eastman Chemical Co	3,498	273
Ecolab Inc	6,446	1,288
FMC Corp	3,349	355
Freeport-McMoRan Inc, Cl B	39,062	611
International Flavors & Fragrances Inc	2,715	332
International Paper Co	9,773	396
Linde PLC	13,682	3,258
LyondellBasell Industries NV, Cl A	6,513	459
Martin Marietta Materials Inc, Cl A	1,565	368
Mosaic Co/The	8,610	157
Newmont Corp	21,404	1,358
Nucor Corp	7,748	348
Packaging Corp of America	2,400	262
PPG Industries Inc	6,270	765
Sealed Air Corp	4,058	158
Sherwin-Williams Co/The, Cl A	2,173	1,514
Vulcan Materials Co	3,330	451
Westrock Co	6,492	226

		19,066

Real Estate — 2.5%
Alexandria Real Estate Equities Inc ‡	3,200	512

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
American Tower Corp, Cl A ‡	11,616	$2,808
Apartment Investment and Management
Co, Cl A ‡	3,544	119
AvalonBay Communities Inc ‡	3,622	541
Boston Properties Inc ‡	3,608	290
CBRE Group Inc, Cl A *‡	8,625	405
Crown Castle International Corp ‡	11,128	1,853
Digital Realty Trust Inc, Cl A ‡	7,200	1,057
Duke Realty Corp ‡	9,100	336
Equinix Inc ‡	2,259	1,717
Equity Residential ‡	8,733	448
Essex Property Trust Inc ‡	1,660	333
Extra Space Storage Inc ‡	3,200	342
Federal Realty Investment Trust ‡	1,800	132
Healthpeak Properties Inc ‡	13,630	370
Host Hotels & Resorts Inc ‡	18,612	201
Iron Mountain Inc ‡	7,376	198
Kimco Realty Corp ‡	11,396	128
Mid-America Apartment Communities Inc ‡	2,900	336
Prologis Inc ‡	19,569	1,969
Public Storage ‡	3,900	869
Realty Income Corp ‡	9,318	566
Regency Centers Corp ‡	4,300	163
SBA Communications Corp, Cl A ‡	2,963	944
Simon Property Group Inc ‡	7,758	502
SL Green Realty Corp ‡	1,815	84
UDR Inc ‡	7,600	248
Ventas Inc ‡	9,310	391
Vornado Realty Trust ‡	3,831	129
Welltower Inc ‡	10,707	590
Weyerhaeuser Co ‡	18,960	541

		19,122

Utilities — 2.8%
AES Corp/The	17,212	312
Alliant Energy Corp	6,300	325
Ameren Corp	6,344	502
American Electric Power Co Inc	13,229	1,081
American Water Works Co Inc	4,900	710
Atmos Energy Corp	3,100	296
CenterPoint Energy Inc	13,617	263
CMS Energy Corp	7,313	449
Consolidated Edison Inc	8,978	698
Dominion Energy Inc	22,268	1,758
DTE Energy Co	5,141	591
Duke Energy Corp	19,498	1,727
Edison International	9,690	493
Entergy Corp	5,077	500
Evergy Inc	5,800	295
Eversource Energy	9,144	764
Exelon Corp	25,990	929
FirstEnergy Corp	13,821	397
NextEra Energy Inc	12,798	3,552

SEI Institutional Managed Trust / Annual Report / September 30, 2020	5

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
NiSource Inc	9,713	$214
NRG Energy Inc	6,464	199
Pinnacle West Capital Corp	2,894	216
PPL Corp	19,539	532
Public Service Enterprise Group Inc	13,557	744
Sempra Energy	7,768	919
Southern Co/The	28,082	1,523
WEC Energy Group Inc	8,437	818

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Xcel Energy Inc	14,046	$969

		21,776

Total Common Stock (Cost $438,681) ($ Thousands)		728,159

Total Investments in Securities — 95.1% (Cost $438,681) ($ Thousands)		$728,159

	Contracts

PURCHASED SWAPTIONS*–1.0%

Total Purchased Swaptions (A) (Cost $5,945) ($ Thousands)	945,510,481	$7,937

A list of the open OTC swaption contracts held by the Fund at September 30, 2020, is as follows:

Description	Counterparty	Number of Contracts/ Notional Amount	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED SWAPTIONS — 1.0%

Call Swaptions
CMS One Look*	Bank of America Merill Lynch	864,868,000	$0.14	07/17/2021	$4,083
CMS One Look*	Bank of America Merill Lynch	80,642,481	$2.00	08/19/2023	3,854

Total Purchased Swaptions					$7,937

A list of the open futures contracts held by the Fund at September 30, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI^	198	Dec-2020	$ 32,833	$ 33,185	$ 351

A list of the open forward foreign currency contracts held by the Fund at September 30, 2020, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	01/11/21	USD	5,313	SAR	19,987	$14
Bank of America	01/11/21	USD	6,931	SAR	26,004	(1)
Bank of America	01/11/21	SAR	188,743	USD	50,276	(25)

						$(12)

6	SEI Institutional Managed Trust / Annual Report / September 30, 2020

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

Dynamic Asset Allocation Fund (Continued)

A list of OTC swap agreements held by the fund at September 30, 2020, is as follows:

Total Return Swaps

Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
BNP Paribas^	Bloomberg Gold Sub Index Total Return	BLOOMBERG GOLD SUBINDEX TOTAL	U.S. T-BILL HIGH
		RETURN	DISCOUNT RATE + 7 BPS	Quarterly	03/17/2021	USD	(52,006)	$(1,454)	$–	$(1,454)
BNP Paribas^	Bloomberg Gold Sub Index Total Return	BLOOMBERG GOLD SUBINDEX TOTAL RETURN	U.S. T-BILL HIGH DISCOUNT RATE + 7 BPS	Quarterly	04/05/2021	USD	(33,756)	1,342	–	1,342

								$(112)	$–	$(112)

Percentages are based on Net Assets of $765,532 ($ Thousands).
*	Non-income producing security.
‡	Real Estate Investment Trust.
^	Security, or a portion thereof, is held by the Dynamic Commodity Strategy Subsidiary Ltd. as of September 30, 2020.
(A)	Refer to table below for details on Swaption Contracts.

Cl	— Class
PLC	— Public Limited Company
S&P —	Standard & Poor’s
SAR —	Saudi Riyal
USD	— U.S. Dollar

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	728,159	–	–	728,159

Total Investments in Securities	728,159	–	–	728,159

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Swaptions	–	7,937	–	7,937
Futures Contracts*
Unrealized Appreciation	351	–	–	351
Forwards Contracts*
Unrealized Appreciation	–	14	–	14
Unrealized Depreciation	–	(26)	–	(26)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	–	1,342	–	1,342
Unrealized Depreciation	–	(1,454)	–	(1,454)

Total Other Financial Instruments	351	7,813	–	8,164

* Futures contracts, forward contracts, and swap contracts are valued at the unrealized appreciation/ (depreciation) on the instruments.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2020	7

KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499

Report of Independent Registered Public Accounting Firm

To the Shareholders and of the Funds and Board of Trustees

SEI Institutional Managed Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Large Cap Fund, Large Cap Value Fund, Large Cap Growth Fund, Large Cap Index Fund, Tax-Managed Large Cap Fund, S&P 500 Index Fund, Small Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small/Mid Cap Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, Tax-Managed Managed Volatility Fund, Tax-Managed International Managed Volatility Fund, and Real Estate Fund, including the summary schedules of investments, and the statements of assets and liabilities of the Core Fixed Income Fund, High Yield Bond Fund, Conservative Income Fund, Tax-Free Conservative Income Fund, Real Return Fund, Multi-Strategy Alternative Fund, Multi-Asset Income Fund, and Multi-Asset Capital Stability Fund (twenty-four of the twenty-seven funds comprising the SEI Institutional Managed Trust (the Trust)), including the schedules of investments, as of September 30, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods presented therein. We have also audited the accompanying consolidated statement of assets and liabilities of the Dynamic Asset Allocation Fund, including the consolidated summary schedule of investments, and the consolidated statements of assets and liabilities of the Multi-Asset Accumulation Fund and Multi-Asset Inflation Managed Fund (three of the twenty-seven funds comprising the Trust) (the twenty-seven funds collectively, the Funds), including the consolidated schedules of investments, as of September 30, 2020, the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the consolidated statement of cash flows for the year then ended for the Multi-Asset Inflation Managed Fund, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years or periods presented therein. The financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are included in Item 1 of this Form N-CSR, and the schedules of investments as of September 30, 2020 of the Large Cap Fund, Large Cap Value Fund, Large Cap Growth Fund, Large Cap Index Fund, Tax-Managed Large Cap Fund, S&P 500 Index Fund, Small Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small/Mid Cap Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, Tax-Managed Managed Volatility Fund, Tax-Managed International Managed Volatility Fund, and Real Estate Fund and the consolidated schedule of investments of the Dynamic Asset Allcoation Fund, as of September 30, 2020 are included in Item 6 of this Form N-CSR. In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, the cash flows of the Multi-Asset Inflation Managed Fund for the year ended, and the financial highlights and consolidated financial highlights for each of the years or periods presented therein, in conformity with U.S. generally accepted accounting principles.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Basis for Opinion

These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and consolidated financial highlights and financial highlights consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statementss and consolidated financial highlights and financial highlights and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with custodians, transfer agents, and brokers or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

November 27, 2020

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.     Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.     Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.     Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.     Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional Managed Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 9, 2020

By	/s/ Peter A. Rodriguez
Peter A. Rodriguez
Controller & CFO

Date: December 9, 2020